UNITED STATES

SECURITIES AND EXCHANGE COMMISSION

Washington, D.C. 20549

FORM N-CSR

CERTIFIED SHAREHOLDER REPORT OF

REGISTERED MANAGEMENT INVESTMENT COMPANIES

Investment Company Act file number 811-3732

MFS VARIABLE INSURANCE TRUST II

(Exact name of registrant as specified in charter)

500 Boylston Street, Boston, Massachusetts 02116

(Address of principal executive offices) (Zip code)

Susan S. Newton

Massachusetts Financial Services Company

500 Boylston Street

Boston, Massachusetts 02116

(Name and address of agents for service)

Registrant’s telephone number, including area code: (617) 954-5000

Date of fiscal year end: December 31

Date of reporting period: December 31, 2008

ITEM 1.	REPORTS TO STOCKHOLDERS.

MFS INVESTMENT MANAGEMENT

MFS® International Growth Portfolio

MFS® Variable Insurance Trust II
Annual report

12/31/08
FCI-ANN

MFS® INTERNATIONAL GROWTH PORTFOLIO

The report is prepared for the general information of contract owners. It is authorized for distribution to prospective investors only when preceded or accompanied by a current prospectus.

NOT FDIC INSURED • MAY LOSE VALUE • NO BANK GUARANTEE • NOT A DEPOSIT • NOT INSURED BY ANY FEDERAL GOVERNMENT AGENCY OR NCUA/NCUSIF

LETTER FROM THE CEO

Dear Contract Owners:

The market downturns and economic setbacks of late probably rank among the worst financial declines most of us have experienced. Inevitably, people may be questioning their commitment to investing. Still, it is important to remember that downturns are an inescapable part of the business cycle. Such troughs have been seen before, and if we can use history as a guide, market recoveries typically have followed.

Recent events have clearly shown us the value of certain types of investments. In this environment, two of the hallmarks of mutual funds — transparency and liquidity — have become critically important. Unlike some other types of investments, the operations of mutual funds are relatively transparent to their shareholders. With their daily redemption feature, mutual funds also generally provide easy, convenient access to one’s money. Through these recent market upheavals, this level of liquidity enhanced the ability of mutual fund investors to respond and modify their investments as they and their advisors saw fit — a flexibility that those in less liquid investments simply did not have at their disposal.

At MFS® we take particular pride in how well mutual funds can serve investors because we invented the mutual fund in the United States. Established in 1924, Massachusetts Investors Trust was the nation’s first fund. Recent market events only reinforce what we have learned through 85 years — that mutual funds provide unique features that are important to investors in any type of market climate.

Respectfully,

Robert J. Manning

Chief Executive Officer and Chief Investment Officer

MFS Investment Management®

February 17, 2009

The opinions expressed in this letter are subject to change, may not be relied upon for investment advice, and no forecasts can be guaranteed.

Before investing, consider the fund’s investment objectives, risks, charges, and expenses. For a prospectus containing this and other information, contact your investment professional or view online. Read it carefully.

MFS Fund Distributors, Inc., 500 Boylston Street, Boston, MA 02116

1

PORTFOLIO COMPOSITION

Portfolio structure

Top ten holdings
Roche Holding AG	4.0%
Nestle S.A.	4.0%
TOTAL S.A.	3.6%
INPEX Holdings, Inc.	2.8%
Reckitt Benckiser Group PLC	2.5%
LVMH Moet Hennessy Louis Vuitton S.A.	2.4%
Telefonica S.A.	2.2%
Novartis AG	1.9%
WPP Group PLC	1.9%
Novo Nordisk A/S, “B”	1.7%

Equity sectors
Health Care	15.9%
Consumer Staples	14.6%
Financial Services	12.1%
Technology	10.1%
Energy	10.0%
Basic Materials	9.3%
Retailing	8.5%
Utilities & Communications	7.7%
Special Products & Services	3.7%
Leisure	3.3%
Industrial Goods & Services	3.1%

Country weightings
Japan	16.2%
Switzerland	15.5%
France	12.0%
United Kingdom	11.9%
Germany	9.1%
Spain	3.5%
Brazil	3.4%
India	2.8%
Mexico	2.4%
Other Countries	23.2%

Percentages are based on net assets as of 12/31/08.

The portfolio is actively managed and current holdings may be different.

2

MANAGEMENT REVIEW

Summary of Results

For the twelve months ended December 31, 2008, Initial Class shares of the MFS International Growth Portfolio (the “fund”) provided a total return of –39.82%, while Service Class shares of the fund provided a total return of –39.96%. These compare with a return of –45.41% for the fund’s benchmark, the MSCI All Country World (ex-US) Growth Index.

Market Environment

The U.S. economy and financial markets experienced significant deterioration and extraordinary volatility over the reporting period. U.S. economic growth slowed significantly, despite the short-term bounce from the second quarter fiscal stimulus. Strong domestic headwinds included accelerated deterioration in the housing market, anemic corporate investment, a rapidly declining job market, and a much tighter credit environment. During the period, a seemingly continuous series of tumultuous financial events hammered markets, including: the distressed sale of failing Bear Stearns to JPMorgan, the conservatorship of Government Sponsored Enterprises (GSEs) Fannie Mae and Freddie Mac, the bankruptcy of investment bank Lehman Brothers, the Federal Reserve Bank’s complex intervention of insurance company American International Group (AIG), the nationalization of several large European banks, the failure of Washington Mutual, and the distressed sale of Wachovia. As a result of this barrage of turbulent news, global equity markets pushed significantly lower and credit markets witnessed the worst dislocation since the beginning of the credit crisis. Though conditions improved towards the end of the period, the state of financial and macroeconomic dislocation remained severe.

While reasonably resilient during the first half of the period, the global economy and financial system increasingly experienced considerable negative spillovers from the U.S. slowdown. Not only did Europe and Japan show obvious signs of economic softening, the more powerful engine of global growth – emerging markets – also displayed weakening dynamics.

During the reporting period, the U.S. Federal Reserve Board cut interest rates aggressively and introduced a multitude of new lending facilities to alleviate ever-tightening credit markets, while the U.S. federal government moved quickly to design and implement a meaningful fiscal stimulus package. Although several other global central banks also cut rates, the dilemma of rising energy and food prices heightened concerns among central bankers that inflationary expectations might become unhinged despite weaker growth. Only later in the reporting period did slowing global growth result in a very precipitous decline in commodity prices, which significantly eased inflation and inflationary expectations. As inflationary concerns diminished in the face of global deleveraging, and equity and credit markets deteriorated more sharply, a coordinated rate cut marked the beginning of much more aggressive easing by the major global central banks.

Contributors to Performance

The fund’s overweighted position in the health care sector aided performance relative to the MSCI All Country World (ex-US) Growth Index. Pharmaceutical companies Roche Holding, Hisamitsu Pharmaceuticals (Japan), and Astellas Pharma (aa) (Japan) were among the fund’s top relative contributors. In addition, our investment in biotechnology company Actelion (Switzerland) contributed to relative performance. Shares of Actelion delivered positive returns as the company’s revenue rose, in part, due to the robust sales growth of its pulmonary arterial hypertension drug Tracleer.

Our overweighted position in the consumer staples sector also had a positive impact on relative performance. Global food company Nestle (Switzerland) and personal care products maker Uni-Charm (Japan) were among the top relative contributors during this period. Uni-Charm provided positive returns during the period as the company posted strong first quarter results which were above expectations and its management increased their projections for full-year earnings.

Strong stock selection in the technology sector also aided relative returns. Our investment in electronic products manufacturer Hirose Electric (Japan) boosted results as the stock outperformed relative to the benchmark.

Elsewhere, the fund derived positive relative performance from holdings of integrated oil company TOTAL (France). Not owning mining operator Rio Tinto (United Kingdom) for most of the reporting period also bolstered relative results as the company’s shares fell during that time.

During the reporting period, currency exposure was a contributor to relative performance. All of MFS’ investment decisions are driven by the fundamentals of each individual opportunity and, as such, it is common for our funds to have different currency exposure than the benchmark.

The fund’s cash position also helped relative performance. The fund holds cash to buy new holdings and to provide liquidity. In a period when equity markets declined, as measured by the fund’s benchmark, holding cash helped performance versus the benchmark, which has no cash position.

3

Management Review – continued

Detractors from Performance

Our overweighted position and stock selection in the utilities and communications sector detracted from relative returns. Owning telecommunications company Orascom Telecom Holdings (g) (Egypt) for most of the reporting period held back relative results as the company’s stock price experienced a significant decline during that time.

An overweighted position in the financial services sector also dampened relative performance. Investments in housing financier Housing Development Finance (India) and in banking firms, Erste Group Bank (Austria), Unicredito Italiano (aa)(g) (Italy), and Raiffeisen International Bank Holding (Austria), were among the top detractors. Shares of Raiffeisen International Bank fell as the company reduced its earnings forecast, which resulted from the company’s decision to drastically reduce lending in the Central and Eastern European regions. Holdings of financial services firm UBS (g) (Switzerland) also held back results.

Elsewhere, natural gas producer OAO Gazprom (Russia) was a top relative detractor. In addition, not owning automobile manufacturer Volkswagen (Germany), pharmaceutical company GlaxoSmithKline (United Kingdom), and retail stores operator Seven & I Holdings (Japan) further hampered relative returns as these stocks outperformed the benchmark.

Respectfully,

Barry Dargan

Portfolio Manager

(aa)	Security is not a benchmark constituent.

(g)	Security was not held in the portfolio at period end.

The views expressed in this report are those of the portfolio manager only through the end of the period of the report as stated on the cover and do not necessarily reflect the views of MFS or any other person in the MFS organization. These views are subject to change at any time based on market or other conditions, and MFS disclaims any responsibility to update such views. These views may not be relied upon as investment advice or an indication of trading intent on behalf of any MFS portfolio. References to specific securities are not recommendations of such securities, and may not be representative of any MFS portfolio’s current or future investments.

4

PERFORMANCE SUMMARY THROUGH 12/31/08

The following chart illustrates the historical performance of the fund in comparison to its benchmark(s). Benchmark comparisons are unmanaged; do not reflect any fees or expenses; and cannot be invested in directly. The performance of other share classes will be greater than or less than that of the class depicted below. (See Notes to Performance Summary.)

Performance data shown represents past performance and is no guarantee of future results. Investment return and principal value fluctuate so your units, when sold, may be worth more or less than the original cost; current performance may be lower or higher than quoted. The performance shown does not reflect the deduction of taxes, if any, that a contract holder would pay on fund distributions or the redemption of contract units. The returns for the fund shown also do not reflect the deduction of expenses associated with variable products, such as mortality and expense risk charges, separate account charges, and sales charges imposed by the insurance company separate accounts. Such expenses would reduce the overall returns shown.

Growth of a hypothetical $10,000 investment

Total rates of return through 12/31/08

Average Annual Total Returns

Share class	Class inception date	1-yr	5-yr	10-yr
Initial Class	6/03/96	(39.82)%	3.86%	4.47%
Service Class	8/24/01	(39.96)%	3.60%	4.29%

Comparative Benchmark

MSCI All Country World (ex-US) Growth Index (f)	(45.41)%	2.40%	0.11%

(f)	Source: FactSet Research Systems Inc.

Benchmark Definition

MSCI All Country World (ex-US) Growth Index – a market capitalization-weighted index that is designed to measure equity market performance for growth securities in the global developed and emerging markets, excluding the U.S.

It is not possible to invest directly in an index.

Notes to Performance Summary

Performance for the Service Class includes the performance of the fund’s Initial Class for periods prior to their offering. Because Service Class expenses are higher than those of Initial Class, performance shown for Service Class is higher than it would have been had it been offered for the entire period. Performance has not been adjusted to take into account differences in class specific operating expenses such as (Rule 12b-1 fees). Please see the prospectus for additional information about performance and expenses.

Performance results reflect any applicable expense subsidies and waivers in effect during the periods shown. Without such subsidies and waivers the fund’s performance results would be less favorable. Please see the prospectus for complete details. All results are historical and assume the reinvestment of any dividends and capital gains distributions.

From time to time the fund may receive proceeds from litigation settlements, without which performance would be lower.

5

EXPENSE TABLE

Fund Expenses Borne by the Contract Holders During the Period,

July 1, 2008 through December 31, 2008

As a contract holder of the fund, you incur ongoing costs, including management fees; distribution (12b-1) fees; and other fund expenses. This example is intended to help you understand your ongoing costs (in dollars) of investing in the fund and to compare these costs with the ongoing costs of investing in other mutual funds.

The example is based on an investment of $1,000 invested at the beginning of the period and held for the entire period July 1, 2008 through December 31, 2008.

Actual Expenses

The first line for each share class in the following table provides information about actual account values and actual expenses. You may use the information in this line, together with the amount you invested, to estimate the expenses that you paid over the period. Simply divide your account value by $1,000 (for example, an $8,600 account value divided by $1,000 = 8.6), then multiply the result by the number in the first line under the heading entitled “Expenses Paid During Period” to estimate the expenses you paid on your account during this period.

Hypothetical Example for Comparison Purposes

The second line for each share class in the following table provides information about hypothetical account values and hypothetical expenses based on the fund’s actual expense ratio and an assumed rate of return of 5% per year before expenses, which is not the fund’s actual return. The hypothetical account values and expenses may not be used to estimate the actual ending account balance or expenses you paid for the period. You may use this information to compare the ongoing costs of investing in the fund and other funds. To do so, compare this 5% hypothetical example with the 5% hypothetical examples that appear in the shareholder reports of the other funds.

Please note that the expenses shown in the table are meant to highlight the fund’s ongoing costs only and do not take into account the fees and expenses imposed under the variable contracts through which your investment in the fund is made. Therefore, the second line for each share class in the table is useful in comparing ongoing costs associated with an investment in vehicles (such as the fund) which fund benefits under variable annuity and variable life insurance contracts and to qualified pension and retirement plans only, and will not help you determine the relative total costs of investing in the fund through variable annuity and variable life insurance contracts. If the fees and expenses imposed under the variable contracts were included, your costs would have been higher.

Share Class		Annualized Expense Ratio	Beginning Account Value 7/01/08	Ending Account Value 12/31/08	Expenses Paid During Period (p) 7/01/08-12/31/08
Initial Class	Actual	1.34%	$1,000.00	$660.73	$5.59
	Hypothetical (h)	1.34%	$1,000.00	$1,018.40	$6.80
Service Class	Actual	1.59%	$1,000.00	$660.19	$6.64
	Hypothetical (h)	1.59%	$1,000.00	$1,017.14	$8.06

(h)	5% class return per year before expenses.

(p)	Expenses paid is equal to each class’ annualized expense ratio, as shown above, multiplied by the average account value over the period, multiplied by the number of days in the period, divided by the number of days in the year.

6

PORTFOLIO OF INVESTMENTS – 12/31/08

The Portfolio of Investments is a complete list of all securities owned by your fund. It is categorized by broad-based asset classes.

Issuer	Shares/Par	Value ($)

COMMON STOCKS – 98.3%
Alcoholic Beverages – 2.4%
Companhia de Bebidas das Americas, ADR	26,390	$1,169,341
Pernod Ricard S.A. (l)	18,000	1,334,795

		$2,504,136

Apparel Manufacturers – 4.7%
Compagnie Financiere Richemont S.A.	29,872	$579,952
Li & Fung Ltd.	608,600	1,042,839
LVMH Moet Hennessy Louis Vuitton S.A.	37,560	2,523,511
Swatch Group Ltd.	5,962	832,805

		$4,979,107

Biotechnology – 1.1%
Actelion Ltd. (a)(l)	20,720	$1,166,978

Broadcasting – 3.3%
Grupo Televisa S.A., ADR	64,020	$956,459
Societe Television Francaise 1 (l)	32,861	480,466
WPP Group PLC	348,159	2,029,503

		$3,466,428

Brokerage & Asset Managers – 3.8%
Daiwa Securities Group, Inc.	154,000	$917,758
Deutsche Boerse AG	15,880	1,156,577
IG Group Holdings PLC	166,940	617,735
Julius Baer Holding Ltd.	34,987	1,345,870

		$4,037,940

Business Services – 2.6%
Capita Group PLC	49,554	$527,998
Infosys Technologies Ltd., ADR	55,520	1,364,126
Intertek Group PLC	76,200	863,134

		$2,755,258

Computer Software – 1.1%
SAP AG	33,570	$1,203,120

Computer Software – Systems – 0.9%
NTT Data Corp.	226	$907,204

Conglomerates – 1.1%
Siemens AG	15,330	$1,148,224

Consumer Goods & Services – 6.6%
AmorePacific Corp. (a)	1,116	$583,451
Hengan International Group Co. Ltd.	356,000	1,143,764
Kao Corp.	24,000	726,791
Reckitt Benckiser Group PLC	69,330	2,582,849
Shiseido Co. Ltd.	46,000	941,664
Uni-Charm Corp.	13,300	1,005,301

		$6,983,820

Containers – 1.2%
Brambles Ltd.	234,890	$1,220,521

Electrical Equipment – 2.4%
Keyence Corp.	5,900	$1,208,061
Schneider Electric S.A.	17,630	1,316,897

		$2,524,958

Issuer	Shares/Par	Value ($)

COMMON STOCKS – continued
Electronics – 6.2%
Canon, Inc.	36,400	$1,142,652
Hirose Electric Co. Ltd. (l)	9,700	979,323
Hoya Corp.	46,200	802,579
Royal Philips Electronics N.V.	47,160	917,214
Samsung Electronics Co. Ltd.	3,444	1,250,578
Taiwan Semiconductor Manufacturing Co. Ltd., ADR	183,651	1,450,843

		$6,543,189

Energy – Independent – 2.8%
INPEX Corp.	378	$2,986,408

Energy – Integrated – 6.1%
OAO Gazprom, ADR	62,320	$888,060
Petroleo Brasileiro S.A., ADR	69,050	1,691,034
TOTAL S.A.	69,320	3,779,165

		$6,358,259

Food & Beverages – 5.6%
Coca-Cola Hellenic Bottling Co. S.A.	33,906	$494,607
Groupe Danone	19,567	1,180,966
Nestle S.A.	105,449	4,156,017

		$5,831,590

Food & Drug Stores – 2.5%
Dairy Farm International Holdings Ltd.	222,300	$949,221
Lawson, Inc.	8,200	472,911
Tesco PLC	232,708	1,212,388

		$2,634,520

Insurance – 0.7%
QBE Insurance Group Ltd.	42,560	$773,638

Machinery & Tools – 0.7%
Assa Abloy AB, “B” (l)	64,420	$730,940

Major Banks – 4.0%
Erste Group Bank AG	52,298	$1,225,993
HSBC Holdings PLC	118,509	1,134,277
Raiffeisen International Bank Holding AG (l)	110	3,078
Standard Chartered PLC	91,299	1,167,104
Unibanco – Uniao de Bancos Brasileiros S.A., ADR	10,780	696,604

		$4,227,056

Medical Equipment – 2.6%
Essilor International S.A.	16,610	$779,343
Sonova Holding AG	12,190	735,411
Straumann Holding AG	70	12,330
Synthes, Inc.	9,350	1,181,898

		$2,708,982

Metals & Mining – 2.2%
BHP Billiton PLC	86,630	$1,631,839
Rio Tinto Ltd.	31,310	678,388

		$2,310,227

7

Portfolio of Investments – continued

Issuer	Shares/Par	Value ($)

COMMON STOCKS – continued
Network & Telecom – 1.9%
Nokia Oyj	88,620	$1,373,870
Research in Motion Ltd. (a)	16,190	656,990

		$2,030,860

Oil Services – 1.1%
Saipem S.p.A.	67,350	$1,130,898

Other Banks & Diversified Financials – 3.6%
Aeon Credit Service Co. Ltd.	118,700	$1,255,857
Bank Rakyat Indonesia	2,042,000	902,597
Housing Development Finance Corp. Ltd.	51,247	1,598,028

		$3,756,482

Pharmaceuticals – 12.2%
Astellas Pharma, Inc.	40,200	$1,635,794
Bayer AG	19,170	1,126,137
Hisamitsu Pharmaceutical Co., Inc.	20,600	841,034
Merck KGaA	13,430	1,221,022
Novartis AG	40,590	2,033,741
Novo Nordisk A/S, “B”	35,015	1,781,892
Roche Holding AG	27,260	4,196,232

		$12,835,852

Specialty Chemicals – 5.9%
Akzo Nobel N.V.	31,470	$1,297,739
L’Air Liquide S.A.	13,520	1,237,008
Linde AG	17,560	1,485,988
Shin-Etsu Chemical Co. Ltd.	24,800	1,137,474
Symrise AG	75,900	1,071,996

		$6,230,205

Specialty Stores – 1.3%
Industria de Diseno Textil S.A.	30,140	$1,332,228

Telecommunications – Wireless – 3.4%
America Movil S.A.B. de C.V., “L”, ADR	52,100	$1,614,579
MTN Group Ltd.	76,740	907,976
Rogers Communications, Inc., “B”	34,680	1,027,899

		$3,550,454

Issuer	Shares/Par	Value ($)

COMMON STOCKS – continued
Telephone Services – 2.2%
Telefonica S.A.	102,340	$2,293,999

Utilities – Electric Power – 2.1%
CEZ AS	26,160	$1,063,075
E.ON AG	27,630	1,117,279

		$2,180,354

Total Common Stocks (Identified Cost, $122,243,821)		$103,343,835

REPURCHASE AGREEMENTS – 2.4%
Goldman Sachs, 0.01%, dated 12/31/08, due 1/02/09, total to be received $2,493,001 (secured by U.S. Treasury and Federal Agency obligations and Mortgage Backed securities in a jointly traded account), at Cost	$2,493,000	$2,493,000

COLLATERAL FOR SECURITIES LOANED – 0.7%
Navigator Securities Lending Prime Portfolio, at Cost and Net Asset Value	773,931	$773,931

Total Investments (Identified Cost, $125,510,752)		$106,610,766

OTHER ASSETS, LESS LIABILITIES – (1.4)%		(1,520,406)

Net Assets – 100.0%		$105,090,360

(a)	Non-income producing security.

(l)	All or a portion of this security is on loan.

The following abbreviations are used in this report and are defined:

ADR	American Depository Receipt

See Notes to Financial Statements

8

FINANCIAL STATEMENTS  |  STATEMENT OF ASSETS AND LIABILITIES

This statement represents your fund’s balance sheet, which details the assets and liabilities comprising the total value of the fund.

At 12/31/08
Assets
Investments, at value, including $728,241 of securities on loan (identified cost, $125,510,752)	$106,610,766
Cash	14,455
Foreign currency, at value (identified cost, $21,691)	22,539
Receivable for fund shares sold	312,616
Interest and dividends receivable	147,041
Other assets	5,579
Total assets		$107,112,996
Liabilities
Payable for investments purchased	$1,012,807
Payable for fund shares reacquired	57,501
Collateral for securities loaned, at value	773,931
Payable to affiliates
Management fee	5,100
Distribution fees	244
Administrative services fee	278
Payable for trustees’ compensation	110
Accrued expenses and other liabilities	172,665
Total liabilities		$2,022,636
Net assets		$105,090,360
Net assets consist of
Paid-in capital	$135,055,887
Unrealized appreciation (depreciation) on investments and translation of assets and liabilities in foreign currencies	(18,901,669)
Accumulated net realized gain (loss) on investments and foreign currency transactions	(12,475,552)
Undistributed net investment income	1,411,694
Net assets		$105,090,360
Shares of beneficial interest outstanding		11,815,597
Initial Class shares
Net assets	$87,033,880
Shares outstanding	9,773,846
Net asset value per share		$8.90
Service Class shares
Net assets	$18,056,480
Shares outstanding	2,041,751
Net asset value per share		$8.84

See Notes to Financial Statements

9

FINANCIAL STATEMENTS  |  STATEMENT OF OPERATIONS

This statement describes how much your fund earned in investment income and accrued in expenses. It also describes any gains and/or losses generated by fund operations.

Year ended 12/31/08
Net investment income
Income
Dividends	$3,481,981
Interest	161,900
Foreign taxes withheld	(320,148)
Total investment income		$3,323,733
Expenses
Management fee	$1,212,307
Distribution fees	62,490
Administrative services fee	40,631
Trustees’ compensation	17,849
Custodian fee	269,881
Shareholder communications	10,737
Auditing fees	61,526
Legal fees	7,128
Miscellaneous	15,904
Total expenses		$1,698,453
Fees paid indirectly	(342)
Net expenses		$1,698,111
Net investment income		$1,625,622
Realized and unrealized gain (loss) on investments and foreign currency transactions
Realized gain (loss) (identified cost basis)
Investment transactions	$(12,215,884)
Foreign currency transactions	(71,265)
Net realized gain (loss) on investments and foreign currency transactions		$(12,287,149)
Change in unrealized appreciation (depreciation)
Investments (net of $29,910 decrease in deferred country tax)	$(54,924,792)
Translation of assets and liabilities in foreign currencies	(5,413)
Net unrealized gain (loss) on investments and foreign currency translation		$(54,930,205)
Net realized and unrealized gain (loss) on investments and foreign currency		$(67,217,354)
Change in net assets from operations		$(65,591,732)

See Notes to Financial Statements

10

FINANCIAL STATEMENTS  |  STATEMENTS OF CHANGES IN NET ASSETS

These statements describe the increases and/or decreases in net assets resulting from operations, any distributions, and any shareholder transactions.

For years ended 12/31	2008	2007
Change in net assets
From operations
Net investment income	$1,625,622	$1,914,106
Net realized gain (loss) on investments and foreign currency transactions	(12,287,149)	23,679,679
Net unrealized gain (loss) on investments and foreign currency translation	(54,930,205)	89,870
Change in net assets from operations	$(65,591,732)	$25,683,655
Distributions declared to shareholders
From net investment income
Initial Class	$(1,388,984)	$(2,038,840)
Service Class	(276,025)	(278,166)
From net realized gain on investments
Initial Class	(19,144,773)	(21,494,679)
Service Class	(4,670,080)	(3,494,601)
Total distributions declared to shareholders	$(25,479,862)	$(27,306,286)
Change in net assets from fund share transactions	$27,839,758	$6,723,672
Total change in net assets	$(63,231,836)	$5,101,041
Net assets
At beginning of period	168,322,196	163,221,155
At end of period (including undistributed net investment income of $1,411,694 and $1,525,104, respectively)	$105,090,360	$168,322,196

See Notes to Financial Statements

11

FINANCIAL STATEMENTS  |  FINANCIAL HIGHLIGHTS

The financial highlights table is intended to help you understand the fund’s financial performance for the past 5 years. Certain information reflects financial results for a single fund share. The total returns in the table represent the rate by which an investor would have earned (or lost) on an investment in the fund share class (assuming reinvestment of all distributions) held for the entire period.

Initial Class	Years ended 12/31
	2008	2007	2006	2005	2004
Net asset value, beginning of period	$17.63	$17.93	$15.42	$13.55	$11.46
Income (loss) from investment operations
Net investment income (d)	$0.16	$0.21	$0.23	$0.12	$0.13
Net realized and unrealized gain (loss) on investments and foreign currency	(6.04)	2.57	3.70	1.88	2.03
Total from investment operations	$(5.88)	$2.78	$3.93	$2.00	$2.16
Less distributions declared to shareholders
From net investment income	$(0.19)	$(0.27)	$(0.11)	$(0.13)	$(0.07)
From net realized gain on investments	(2.66)	(2.81)	(1.31)	—	—
Total distributions declared to shareholders	$(2.85)	$(3.08)	$(1.42)	$(0.13)	$(0.07)
Net asset value, end of period	$8.90	$17.63	$17.93	$15.42	$13.55
Total return (%) (k)(s)	(39.82)	16.58	26.04	14.91	18.94
Ratios (%) (to average net assets) and Supplemental data:
Expenses (f)	1.22	1.11	1.12	1.14	1.11
Net investment income	1.25	1.16	1.40	0.85	1.09
Portfolio turnover	73	56	86	80	93
Net assets at end of period (000 Omitted)	$87,034	$139,633	$140,242	$121,147	$120,913

Service Class	Years ended 12/31
	2008	2007	2006	2005	2004
Net asset value, beginning of period	$17.53	$17.85	$15.36	$13.50	$11.43
Income (loss) from investment operations
Net investment income (d)	$0.13	$0.15	$0.19	$0.08	$0.10
Net realized and unrealized gain (loss) on investments and foreign currency	(6.00)	2.56	3.69	1.88	2.01
Total from investment operations	$(5.87)	$2.71	$3.88	$1.96	$2.11
Less distributions declared to shareholders
From net investment income	$(0.16)	$(0.22)	$(0.08)	$(0.10)	$(0.04)
From net realized gain on investments	(2.66)	(2.81)	(1.31)	—	—
Total distributions declared to shareholders	$(2.82)	$(3.03)	$(1.39)	$(0.10)	$(0.04)
Net asset value, end of period	$8.84	$17.53	$17.85	$15.36	$13.50
Total return (%) (k)(s)	(39.96)	16.26	25.75	14.62	18.58
Ratios (%) (to average net assets) and Supplemental data:
Expenses (f)	1.46	1.37	1.37	1.39	1.36
Net investment income	1.04	0.85	1.15	0.59	0.86
Portfolio turnover	73	56	86	80	93
Net assets at end of period (000 Omitted)	$18,056	$28,689	$22,979	$19,289	$18,282

(d)	Per share data is based on average shares outstanding.

(f)	Ratios do not reflect reductions from fees paid indirectly, if applicable.

(k)	The total return does not reflect expenses that apply to separate accounts. Inclusion of these charges would reduce the total return figures for all periods shown.

(s)	From time to time the fund may receive proceeds from litigation settlements, without which performance would be lower.

See Notes to Financial Statements

12

NOTES TO FINANCIAL STATEMENTS

(1)	Business and Organization

MFS International Growth Portfolio (the fund) is a series of MFS Variable Insurance Trust II (the trust). The trust is organized as a Massachusetts business trust and is registered under the Investment Company Act of 1940, as amended, as an open-end management investment company. The shares of the fund are sold to variable accounts established by insurance companies to fund benefits under variable contracts issued by such companies, and qualified retirement and pension plans.

(2)	Significant Accounting Policies

General – The preparation of financial statements in conformity with U.S. generally accepted accounting principles requires management to make estimates and assumptions that affect the reported amounts of assets and liabilities, and disclosure of contingent assets and liabilities at the date of the financial statements and the reported amounts of revenues and expenses during the reporting period. Actual results could differ from those estimates. The fund can invest in foreign securities, including securities of emerging market issuers. Investments in foreign securities are vulnerable to the effects of changes in the relative values of the local currency and the U.S. dollar and to the effects of changes in each country’s legal, political, and economic environment. The markets of emerging markets countries are generally more volatile than the markets of developed countries with more mature economies. All of the risks of investing in foreign securities previously described are heightened when investing in emerging markets countries.

In March 2008, FASB Statement No. 161, Disclosures about Derivative Instruments and Hedging Activities (the “Standard”) was issued, and is effective for financial statements issued for fiscal years and interim periods beginning after November 15, 2008. This Standard provides enhanced disclosures about the fund’s use of and accounting for derivative instruments and the effect of derivative instruments on the fund’s results of operations and financial position. Management is evaluating the application of the Standard to the fund, and has not at this time determined the impact, if any, resulting from the adoption of this Standard on the fund’s financial statements.

FASB Staff Position (FSP) 133-1 was implemented during the period. FSP 133-1 amends FAS 133 to require sellers of credit derivatives to make disclosures that will enable financial statement users to assess the potential effects of those credit derivatives on an entity’s financial position, financial performance and cash flows. There was no impact from implementing FSP 133-1 as the fund did not hold any of these credit derivatives at the period end.

Investment Valuations – Equity securities, including restricted equity securities, are generally valued at the last sale or official closing price as reported by a third party pricing service on the market or exchange on which they are primarily traded. For securities for which there were no sales reported that day, equity securities are generally valued at the last quoted daily bid quotation as reported by a third party pricing service on the market or exchange on which they are primarily traded. For securities held short for which there were no sales reported for the day, the position is generally valued at the last quoted daily ask quotation as reported by a third party pricing service on the market or exchange on which such securities are primarily traded. Short-term instruments with a maturity at issuance of 60 days or less may be valued at amortized cost, which approximates market value. Open-end investment companies are generally valued at net asset value per share. Securities and other assets generally valued on the basis of information from a third party pricing service may also be valued at a broker-dealer bid quotation. Values obtained from pricing services can utilize both dealer-supplied valuations and electronic data processing techniques, which take into account factors such as institutional-size trading in similar groups of securities, yield, quality, coupon rate, maturity, type of issue, trading characteristics, and other market data. The values of foreign securities and other assets and liabilities expressed in foreign currencies are converted to U.S. dollars using the mean of bid and asked prices for rates reported by a third party pricing service.

The Board of Trustees has delegated primary responsibility for determining or causing to be determined the value of the fund’s investments (including any fair valuation) to the adviser pursuant to valuation policies and procedures approved by the Board. If the adviser determines that reliable market quotations are not readily available, investments are valued at fair value as determined in good faith by the adviser in accordance with such procedures under the oversight of the Board of Trustees. Under the fund’s valuation policies and procedures, market quotations are not considered to be readily available for most types of debt instruments and floating rate loans and many types of derivatives. These investments are generally valued at fair value based on information from third party pricing services. In addition, investments may be valued at fair value if the adviser determines that an investment’s value has been materially affected by events occurring after the close of the exchange or market on which the investment is principally traded (such as foreign exchange or market) and prior to the determination of the fund’s net asset value, or after the halting of trading of a specific security where trading does not resume prior to the close of the exchange or market on which the security is principally traded. Events that occur on a frequent basis after foreign markets close (such as developments in foreign markets and significant movements in the U.S. markets) and prior to the determination of the fund’s net asset value may be deemed to have a material affect on the value of securities traded in foreign markets. Accordingly, the fund’s foreign equity securities may often be valued at fair value. The adviser may rely on third party pricing services or other information (such as the correlation with price movements of similar securities in the same or other

13

Notes to Financial Statements – continued

markets; the type, cost and investment characteristics of the security; the business and financial condition of the issuer; and trading and other market data) to assist in determining whether to fair value and at what value to fair value an investment. The value of an investment for purposes of calculating the fund’s net asset value can differ depending on the source and method used to determine value. When fair valuation is used, the value of investments used to determine the fund’s net asset value may differ from quoted or published prices for the same investments.

The fund adopted FASB Statement No. 157, Fair Value Measurements (the “Statement”). This Statement provides a single definition of fair value, a hierarchy for measuring fair value and expanded disclosures about fair value measurements.

Various inputs are used in determining the value of the fund’s assets or liabilities carried at market value. These inputs are categorized into three broad levels. Level 1 includes quoted prices in active markets for identical assets or liabilities. Level 2 includes other significant observable market-based inputs (including quoted prices for similar securities, interest rates, prepayment speed, and credit risk). Level 3 includes unobservable inputs, which may include the adviser’s own assumptions in determining the fair value of investments. Other financial instruments are derivative instruments not reflected in total investments, such as futures, forwards, swap contracts and written options. The following is a summary of the levels used as of December 31, 2008 in valuing the fund’s assets or liabilities carried at market value:

	Level 1	Level 2	Level 3	Total
Investments in Securities	$16,488,765	$90,122,001	$—	$106,610,766
Other Financial Instruments	$—	$—	$—	$—

Repurchase Agreements – The fund may enter into repurchase agreements with approved counterparties. Each repurchase agreement is recorded at cost. The fund requires that the securities collateral in a repurchase transaction be transferred to a custodian. The fund monitors, on a daily basis, the value of the collateral to ensure that its value, including accrued interest, is greater than amounts owed to the fund under each such repurchase agreement. The fund and other funds managed by Massachusetts Financial Services Company (MFS), may utilize a joint trading account for the purpose of entering into one or more repurchase agreements.

Foreign Currency Translation – Purchases and sales of foreign investments, income, and expenses are converted into U.S. dollars based upon currency exchange rates prevailing on the respective dates of such transactions or on the reporting date for foreign denominated receivables and payables. Gains and losses attributable to foreign currency exchange rates on sales of securities are recorded for financial statement purposes as net realized gains and losses on investments. Gains and losses attributable to foreign exchange rate movements on receivables, payables, income and expenses are recorded for financial statement purposes as foreign currency transaction gains and losses. That portion of both realized and unrealized gains and losses on investments that results from fluctuations in foreign currency exchange rates is not separately disclosed.

Security Loans – State Street Bank and Trust Company (“State Street”), as lending agent, may loan the securities of the fund to certain qualified institutions (the “Borrowers”) approved by the fund. The loans are collateralized by cash and/or U.S. Treasury and federal agency obligations in an amount typically at least equal to the market value of the securities loaned. State Street provides the fund with indemnification against Borrower default. The fund bears the risk of loss with respect to the investment of cash collateral. On loans collateralized by cash, the cash collateral is invested in a money market fund or short-term securities. A portion of the income generated upon investment of the collateral is remitted to the Borrowers, and the remainder is allocated between the fund and the lending agent. On loans collateralized by U.S. Treasury and/or federal agency obligations, a fee is received from the Borrower, and is allocated between the fund and the lending agent. Income from securities lending is included in interest income on the Statement of Operations. The dividend and interest income earned on the securities loaned is accounted for in the same manner as other dividend and interest income.

Indemnifications – Under the fund’s organizational documents, its officers and trustees may be indemnified against certain liabilities and expenses arising out of the performance of their duties to the fund. Additionally, in the normal course of business, the fund enters into agreements with service providers that may contain indemnification clauses. The fund’s maximum exposure under these agreements is unknown as this would involve future claims that may be made against the fund that have not yet occurred.

Investment Transactions and Income – Investment transactions are recorded on the trade date. Interest income is recorded on the accrual basis. All premium and discount is amortized or accreted for financial statement purposes in accordance with U.S. generally accepted accounting principles. Dividends received in cash are recorded on the ex-dividend date. Certain dividends from foreign securities will be recorded when the fund is informed of the dividend if such information is obtained subsequent to the ex-dividend date. Dividend and interest payments received in additional securities are recorded on the ex-dividend or ex-interest date in an amount equal to the value of the security on such date.

The fund may receive proceeds from litigation settlements. Any proceeds received from litigation involving portfolio holdings are reflected in the Statement of Operations in realized gain/loss if the security has been disposed of by the fund or in

14

Notes to Financial Statements – continued

unrealized gain/loss if the security is still held by the fund. Any other proceeds from litigation not related to portfolio holdings are reflected as other income in the Statement of Operations.

Fees Paid Indirectly – The fund’s custody fee may be reduced according to an arrangement that measures the value of cash deposited with the custodian by the fund. This amount, for the year ended December 31, 2008, is shown as a reduction of total expenses on the Statement of Operations.

Tax Matters and Distributions – The fund intends to qualify as a regulated investment company, as defined under Subchapter M of the Internal Revenue Code, and to distribute all of its taxable income, including realized capital gains. As a result, no provision for federal income tax is required. Each of the fund’s federal tax returns for the prior three fiscal years remains subject to examination by the Internal Revenue Service. Foreign taxes, if any, have been accrued by the fund in the accompanying financial statements.

Distributions to shareholders are recorded on the ex-dividend date. Income and capital gain distributions are determined in accordance with income tax regulations, which may differ from U.S. generally accepted accounting principles. Certain capital accounts in the financial statements are periodically adjusted for permanent differences in order to reflect their tax character. These adjustments have no impact on net assets or net asset value per share. Temporary differences which arise from recognizing certain items of income, expense, gain or loss in different periods for financial statement and tax purposes will reverse at some time in the future. Distributions in excess of net investment income or net realized gains are temporary overdistributions for financial statement purposes resulting from differences in the recognition or classification of income or distributions for financial statement and tax purposes.

Book/tax differences primarily relate to passive foreign investment companies, wash sale loss deferrals, foreign currency transactions, and foreign taxes.

The tax character of distributions declared to shareholders for the last two fiscal years is as follows:

	12/31/08	12/31/07
Ordinary income (including any short-term capital gains)	$6,081,577	$10,103,836
Long-term capital gain	19,398,285	17,202,450
Total distributions	$25,479,862	$27,306,286

The federal tax cost and the tax basis components of distributable earnings were as follows:

As of 12/31/08
Cost of investments	$127,841,288
Gross appreciation	4,397,327
Gross depreciation	(25,627,849)
Net unrealized appreciation (depreciation)	$(21,230,522)
Undistributed ordinary income	1,416,746
Capital loss carryforwards	(10,066,011)
Other temporary differences	(85,740)

As of December 31, 2008, the fund had capital loss carryforwards available to offset future realized gains. Such losses expire as follows:

12/31/16	$(10,066,011)

Multiple Classes of Shares of Beneficial Interest – The fund offers multiple classes of shares, which differ in their respective distribution fees. The fund’s income, realized and unrealized gain (loss), and common expenses are allocated to shareholders based on the daily net assets of each class. Dividends are declared separately for each class. Differences in per share dividend rates are generally due to differences in separate class expenses.

(3)	Transactions with Affiliates

Investment Adviser – The fund has an investment advisory agreement with MFS to provide overall investment management and related administrative services and facilities to the fund. The management fee is computed daily and paid monthly at the following annual rates:

First $1 billion of average daily net assets	0.90%
Next $1 billion of average daily net assets	0.80%
Average daily net assets in excess of $2 billion	0.70%

The management fee incurred for the year ended December 31, 2008 was equivalent to an annual effective rate of 0.90% of the fund’s average daily net assets.

Distributor – MFS Fund Distributors, Inc. (MFD), a wholly-owned subsidiary of MFS, is the distributor of shares of the fund. The Trustees have adopted a distribution plan for the Service Class shares pursuant to Rule 12b-1 under the Investment Company Act of 1940.

15

Notes to Financial Statements – continued

The fund’s distribution plan provides that the fund will pay MFD distribution fees equal to 0.25% per annum of its average daily net assets attributable to Service Class shares as partial consideration for services performed and expenses incurred by MFD and financial intermediaries in connection with the sale and distribution of the fund’s Service Class shares and the sale and distribution of the variable annuity or variable life insurance contracts investing indirectly in Service Class shares. MFD may subsequently pay all, or a portion, of the distribution fees to financial intermediaries.

Shareholder Servicing Agent – MFS Service Center, Inc. (MFSC), a wholly-owned subsidiary of MFS, has contracted to provide transfer agent and recordkeeping functions in connection with the issuance, transfer, and redemption of each class of shares of the fund under a Shareholder Servicing Agent Agreement. During the year ended December 31, 2008, the fund did not pay MFSC a fee for this service.

Administrator – MFS provides certain financial, legal, shareholder communications, compliance, and other administrative services to the fund. Under an administrative services agreement, the fund partially reimburses MFS the costs incurred to provide these services. The fund is charged an annual fixed amount of $10,000 plus a fee based on average daily net assets.

The administrative services fee incurred for the year ended December 31, 2008 was equivalent to an annual effective rate of 0.0302% of the fund’s average daily net assets.

Trustees’ and Officers’ Compensation – The fund pays compensation to trustees in the form of a retainer, attendance fees, and additional compensation to the Board chairperson. The fund does not pay compensation directly to officers of the fund who are also officers of the investment adviser, all of whom receive remuneration for their services to the fund from MFS. Certain officers of the fund are officers or directors of MFS, MFD, and MFSC.

Other – This fund and certain other MFS funds (the funds) have entered into services agreements (the Agreements) which provide for payment of fees by the funds to Tarantino LLC and Griffin Compliance LLC in return for the provision of services of an Independent Chief Compliance Officer (ICCO) and Assistant ICCO, respectively, for the funds. The ICCO and Assistant ICCO are officers of the funds and the sole members of Tarantino LLC and Griffin Compliance LLC, respectively. The funds can terminate the Agreements with Tarantino LLC and Griffin Compliance LLC at any time under the terms of the Agreements. MFS has agreed to bear all expenses associated with office space, other administrative support, and supplies provided to the ICCO and Assistant ICCO. For the year ended December 31, 2008, the aggregate fees paid by the fund to Tarantino LLC and Griffin Compliance LLC were $1,269 and are included in miscellaneous expense on the Statement of Operations.

(4)	Portfolio Securities

Purchases and sales of investments, other than U.S. Government securities, purchased option transactions, and short-term obligations, aggregated $100,501,503 and $98,954,210, respectively.

(5)	Shares of Beneficial Interest

The fund’s Declaration of Trust permits the Trustees to issue an unlimited number of full and fractional shares of beneficial interest. Transactions in fund shares were as follows:

	Year ended 12/31/08		Year ended 12/31/07
	Shares	Amount	Shares	Amount
Shares sold
Initial Class	2,955,692	$33,019,673	592,082	$10,559,446
Service Class	512,349	6,524,407	372,212	6,445,439
	3,468,041	$39,544,080	964,294	$17,004,885
Shares issued to shareholders in reinvestment of distributions
Initial Class	1,382,745	$20,533,757	1,418,537	$23,533,519
Service Class	334,875	4,946,105	228,376	3,772,767
	1,717,620	$25,479,862	1,646,913	$27,306,286
Shares reacquired
Initial Class	(2,485,117)	$(32,252,847)	(1,911,799)	$(33,219,473)
Service Class	(441,944)	(4,931,337)	(251,778)	(4,368,026)
	(2,927,061)	$(37,184,184)	(2,163,577)	$(37,587,499)
Net change
Initial Class	1,853,320	$21,300,583	98,820	$873,492
Service Class	405,280	6,539,175	348,810	5,850,180
	2,258,600	$27,839,758	447,630	$6,723,672

16

Notes to Financial Statements – continued

(6)	Line of Credit

The fund and other funds managed by MFS participate in a $1 billion unsecured committed line of credit provided by a syndication of banks under a credit agreement. In addition, the fund and other funds managed by MFS have established uncommitted borrowing arrangements with certain banks. Borrowings may be made for temporary financing needs. Interest is charged to each fund, based on its borrowings, generally at a rate equal to the Federal Reserve funds rate plus 0.30%. In addition, a commitment fee, based on the average daily, unused portion of the committed line of credit, is allocated among the participating funds at the end of each calendar quarter. For the year ended December 31, 2008, the fund’s commitment fee and interest expense were $708 and $0, respectively, and are included in miscellaneous expense on the Statement of Operations.

17

REPORT OF INDEPENDENT REGISTERED PUBLIC ACCOUNTING FIRM

To the Board of Trustees of MFS Variable Insurance Trust II and the Shareholders of

MFS International Growth Portfolio:

We have audited the accompanying statement of assets and liabilities, including the portfolio of investments, of MFS International Growth Portfolio (the “Fund”) (one of the portfolios comprising MFS Variable Insurance Trust II) as of December 31, 2008, and the related statement of operations for the year then ended, the statements of changes in net assets for each of the two years in the period then ended, and the financial highlights for each of the five years in the period then ended. These financial statements and financial highlights are the responsibility of the Fund’s management. Our responsibility is to express an opinion on these financial statements and financial highlights based on our audits.

We conducted our audits in accordance with the standards of the Public Company Accounting Oversight Board (United States). Those standards require that we plan and perform the audit to obtain reasonable assurance about whether the financial statements and financial highlights are free of material misstatement. The Fund is not required to have, nor were we engaged to perform, an audit of its internal control over financial reporting. Our audits included consideration of internal control over financial reporting as a basis for designing audit procedures that are appropriate in the circumstances, but not for the purpose of expressing an opinion on the effectiveness of the Fund’s internal control over financial reporting. Accordingly, we express no such opinion. An audit also includes examining, on a test basis, evidence supporting the amounts and disclosures in the financial statements, assessing the accounting principles used and significant estimates made by management, as well as evaluating the overall financial statement presentation. Our procedures included confirmation of securities owned as of December 31, 2008, by correspondence with the custodian and brokers; where replies were not received from brokers, we performed other auditing procedures. We believe that our audits provide a reasonable basis for our opinion.

In our opinion, the financial statements and financial highlights referred to above present fairly, in all material respects, the financial position of MFS International Growth Portfolio as of December 31, 2008, the results of its operations for the year then ended, the changes in its net assets for each of the two years in the period then ended, and the financial highlights for each of the five years in the period then ended, in conformity with accounting principles generally accepted in the United States of America.

DELOITTE & TOUCHE LLP

Boston, Massachusetts

February 17, 2009

18

TRUSTEES AND OFFICERS – IDENTIFICATION AND BACKGROUND

The Trustees and officers of the Trust, as of February 1, 2009, are listed below, together with their principal occupations during the past five years. (Their titles may have varied during that period.) The address of each Trustee and officer is 500 Boylston Street, Boston, Massachusetts 02116.

Name, Date of Birth	Position(s) Held with Fund	Trustee/Officer Since (1)	Principal Occupations During the Past Five Years and Other Directorships (2)
INTERESTED TRUSTEE
David D. Horn (3) (born 6/07/41)	Trustee	April 1986	Private investor; Sun Life Assurance Company of Canada, Senior Vice President and General Manager for the United States (until 1997); Director (until March 2004)

INDEPENDENT TRUSTEES
J. Kermit Birchfield (born 1/08/40)	Chairman	May 1997	Consultant; Century Partners, Inc. (investments), Director; Displaytech, Inc. (technology), Director; Dessin Fournir LLC (furniture manufacturer), Director (2005 to present); Intermountain Gas Company, Inc. & Intermountain Industries, Inc. (oil & gas exploration and production), Director; Site Watch LLC (software to monitor oil tanks), Managing Director (2006 to present); Juridica Investments (fund investing in judicial matters), Director (2007 to present); HPSC, Inc. (medical financing), Director (until January 2004)

Robert C. Bishop (born 1/13/43)	Trustee	May 2001	AutoImmune, Inc. (pharmaceutical product development), Chairman, President and Chief Executive Officer; Caliper Life Sciences Corp. (laboratory analytical instruments), Director; Millipore Corporation (purification/filtration products), Director; Waterstreet Capital (leverage buyouts), Advisory Board (August 2006 to present); Optobionics Corporation (ophthalmic devices), Director (2002 to 2007)

Frederick H. Dulles (born 3/12/42)	Trustee	May 2001	Ten State International Law PLLC (law firm), Of Counsel (since 2006); Prudential Carolina Real Estate, (real estate), Broker (since 2006); Free Enterprise Foundation, Inc. (research institute), Director & Secretary (until 2008); Disher, Hamrick & Myers Residential, Inc. (real estate) Broker (2005 until 2006); Frederick H. Dulles law practice (until 2006); Ten State Street LLP (law firm), Member (until 2005)

Marcia A. Kean (born 6/30/48)	Trustee	April 2005	Feinstein Kean Healthcare (consulting), Chief Executive Officer

Ronald G. Steinhart (born 6/15/40)	Trustee	May 2001	Private investor; Penske Automotive Group (automotive retailer), Director; Animal Health International, Inc. (animal health products), Director (since 2007); Texas Industries (concrete/aggregates/cement), Director (since 2007); Penson Worldwide, Inc. (securities clearance), Director (since 2006); Carreker Corporation (technology consulting) Director (until 2005); Prentiss Properties Trust (real estate investment trust), Director (until 2006)

Haviland Wright (born 7/21/48)	Trustee	May 2001	Profitability of Hawaii (software), Chief Development Officer (since December 2008); Elixir Technologies Corporation (software) Director (since 2005); Nano Loa Inc. (liquid crystal displays), Director

TRUSTEE EMERITUS
Samuel Adams (born 10/19/25)	Trustee Emeritus		Retired; K&L Gates LLP (law firm), Of Counsel

OFFICERS
Maria F. Dwyer (4) (born 12/01/58)	President	November 2005	Massachusetts Financial Services Company, Executive Vice President and Chief Regulatory Officer (since March 2004) Chief Compliance Officer (since December 2006); Fidelity Management & Research Company, Vice President (prior to March 2004); Fidelity Group of Funds, President and Treasurer (until March 2004)

Christopher R. Bohane (4) (born 1/18/74)	Assistant Secretary and Assistant Clerk	July 2005	Massachusetts Financial Services Company, Vice President and Senior Counsel

John M. Corcoran (4) (born 4/13/65)	Treasurer	October 2008	Massachusetts Financial Services Company, Senior Vice President (since October 2008); State Street Bank and Trust (financial services provider), Senior Vice President, (until September 2008)

Ethan D. Corey (4) (born 11/21/63)	Assistant Secretary and Assistant Clerk	July 2005	Massachusetts Financial Services Company, Senior Vice President and Associate General Counsel (since 2004); Dechert LLP (law firm), Counsel (prior to December 2004)

David L. DiLorenzo (4) (born 8/10/68)	Assistant Treasurer	July 2005	Massachusetts Financial Services Company, Vice President (since June 2005); JP Morgan Investor Services, Vice President (until June 2005)

Timothy M. Fagan (4) (born 7/10/68)	Assistant Secretary and Assistant Clerk	September 2005	Massachusetts Financial Services Company, Vice President and Senior Counsel (since September 2005); John Hancock Advisers, LLC, Vice President, Senior Attorney and Chief Compliance Officer (until August 2005)

19

Trustees and Officers – continued

Name, Date of Birth	Position(s) Held with Fund	Trustee/Officer Since (1)	Principal Occupations During the Past Five Years and Other Directorships (2)
Mark D. Fischer (4) (born 10/27/70)	Assistant Treasurer	July 2005	Massachusetts Financial Services Company, Vice President (since May 2005); JP Morgan Investment Management Company, Vice President (until May 2005)

Robyn L. Griffin (born 7/04/75)	Assistant Independent Chief Compliance Officer	August 2008	Griffin Compliance LLC (provider of compliance services), Principal (since August 2008); State Street Corporation (financial services provider), Mutual Fund Administration Assistant Vice President (October 2006 – July 2008); Liberty Mutual Group (insurance), Personal Market Assistant Controller (April 2006 – October 2006); Deloitte & Touche LLP (professional services firm), Senior Manager (prior to April 2006)

Brian E. Langenfeld (4) (born 3/07/73)	Assistant Secretary and Assistant Clerk	May 2006	Massachusetts Financial Services Company, Vice President and Senior Counsel (since May 2006); John Hancock Advisers, LLC, Assistant Vice President and Counsel (until April 2006)

Ellen Moynihan (4) (born 11/13/57)	Assistant Treasurer	May 1997	Massachusetts Financial Services Company, Senior Vice President

Susan S. Newton (4) (born 3/07/50)	Assistant Secretary and Assistant Clerk	May 2005	Massachusetts Financial Services Company, Senior Vice President and Associate General Counsel (since April 2005); John Hancock Advisers, LLC, Senior Vice President, Secretary and Chief Legal Officer (until April 2005)

Susan A. Pereira (4) (born 11/05/70)	Assistant Secretary and Assistant Clerk	July 2005	Massachusetts Financial Services Company, Vice President and Senior Counsel (since June 2004); Bingham McCutchen LLP (law firm), Associate (until June 2004)

Mark N. Polebaum (4) (born 5/01/52)	Secretary and Clerk	February 2006	Massachusetts Financial Services Company, Executive Vice President, General Counsel and Secretary (since January 2006); Wilmer Cutler Pickering Hale and Dorr LLP (law firm), Partner (until January 2006)

Frank L. Tarantino (born 3/07/44)	Independent Chief Compliance Officer	September 2004	Tarantino LLC (provider of compliance services), Principal (since June 2004); CRA Business Strategies Group (consulting services), Executive Vice President (until June 2004)

Richard S. Weitzel (4) (born 7/16/70)	Assistant Secretary and Assistant Clerk	October 2007	Massachusetts Financial Services Company, Vice President and Assistant General Counsel (since 2004); Massachusetts Department of Business and Technology, General Counsel (until April 2004)

James O. Yost (4) (born 6/12/60)	Assistant Treasurer	April 1992	Massachusetts Financial Services Company, Senior Vice President

(1)	Date first appointed to serve as Trustee/Officer of an MFS fund or a Compass variable account. Each Trustee has served continuously since appointment.

(2)	Directorships or trusteeships of companies required to report to the Securities and Exchange Commission (i.e., “public companies”).

(3)	“Interested person” of the Trust, within the meaning of the Investment Company Act of 1940 (referred to as the 1940 Act), which is the principal federal law governing investment companies like the Trust, as a result of position with Sun Life of Canada (U.S.). The address of Sun Life of Canada (U.S.) is One Sun Life Executive Park, Wellesley Hills, Massachusetts 02481.

(4)	“Interested person” of MFS within the meaning of the 1940 Act. The address of MFS is 500 Boylston Street, Boston, Massachusetts 02116.

The Trust does not hold annual meetings for the purpose of electing Trustees, and Trustees are not elected for fixed terms. Each Trustee and officer holds office until his or her successor is chosen and qualified, or until his or her earlier death, resignation, retirement or removal.

All Trustees currently serve as Trustees of the Trust and have served in that capacity since originally elected or appointed. All of the Trustees are also Managers of the Compass Variable Accounts. The executive officers of the Trust hold similar offices for the Compass Variable Accounts and other funds in the MFS fund complex. As of January 1, 2009, each Trustee serves as a Trustee or Manager of 35 Accounts/Funds.

The Statement of Additional Information contains further information about the Trustees and is available without charge upon request by calling 1-800-752-7215.

Investment Adviser Massachusetts Financial Services Company 500 Boylston Street, Boston, MA 02116-3741	Custodian State Street Bank and Trust 1 Lincoln Street, Boston, MA 02111-2900
Distributor MFS Fund Distributors, Inc. 500 Boylston Street, Boston, MA 02116-3741	Independent Registered Public Accounting Firm Deloitte & Touche LLP 200 Berkeley Street, Boston, MA 02116
Portfolio Manager Barry Dargan

20

BOARD REVIEW OF INVESTMENT ADVISORY AGREEMENT

The Investment Company Act of 1940 requires that both the full Board of Trustees and a majority of the non-interested (“independent”) Trustees, voting separately, annually approve the continuation of the investment advisory agreement between MFS Variable Insurance Trust II (the “Trust”) and Massachusetts Financial Services Company (“MFS”) on behalf of the Fund. The Trustees consider matters bearing on the Fund and the advisory arrangements at their meetings throughout the year, including a review of performance data at each regular meeting. In addition, the independent Trustees met in May and again in July 2008 (“contract review meetings”) for the specific purpose of considering whether to approve the continuation of the investment advisory agreement for the Fund. The independent Trustees were assisted in their evaluation of the investment advisory agreement by independent legal counsel, from whom they received separate legal advice and with whom they met separately from MFS management during various contract review meetings. The independent Trustees were also assisted in this process by the Fund’s Independent Chief Compliance Officer, a full-time senior officer appointed by and reporting to the independent Trustees.

In connection with their deliberations, the Trustees, including the independent Trustees, considered such information and factors as they believed, in light of the legal advice furnished to them and their own business judgment, to be relevant. The investment advisory agreement was considered separately for the Fund, although the Trustees also took into account the common interests of all Funds in the Trust in their review. As described below, the Trustees considered the nature, quality, and extent of the various investment advisory, administrative, and shareholder services performed by MFS under the existing investment advisory agreement and other arrangements with the Trust.

In connection with their contract review meetings, the Trustees received and relied upon materials which included, among other items: (i) information provided by Lipper Inc. on the investment performance of the Fund for various time periods ended December 31, 2007, compared to the investment performance of a group of funds with substantially similar investment classifications/objectives (the “Lipper performance universe”), (ii) information provided by Lipper Inc. on the Fund’s advisory fees and other expenses compared to the advisory fees and other expenses of comparable funds identified by Lipper (the “Lipper expense group”), (iii) information provided by MFS on the advisory fees of comparable portfolios of its other clients, including institutional separate account and other clients, (iv) information as to whether expense waivers, reimbursements or fee “breakpoints” are observed for the Fund, (v) information regarding MFS’ financial results and financial condition, including MFS’ and certain of its affiliates’ estimated profitability from services performed for the Fund, (vi) MFS’ views regarding the outlook for the mutual fund industry and its strategic business plans, (vii) descriptions of various functions performed by MFS for the Trust, such as compliance monitoring and portfolio trading practices, and (viii) information regarding the overall organization of MFS, including information about MFS’ senior management and other personnel providing investment advisory, administrative and other services to the Fund. The comparative performance, fee and expense information prepared and provided by Lipper Inc. was not independently verified, and the independent Trustees did not independently verify any information provided to them by MFS.

The Trustees’ conclusion as to the continuation of the investment advisory agreement was based on comprehensive consideration of all information provided to the Trustees and not the result of any single factor. Some of the factors that figured particularly in the Trustees’ deliberations are described below for the Fund, while individual Trustees may have given different weight to various factors and evaluated the information presented as a whole differently than another Trustee. The Trustees recognized that the fee arrangements for the Fund reflect years of review and discussion between the independent Trustees and MFS, that certain aspects of such arrangements may receive greater scrutiny in some years than others, and that the Trustees’ conclusions may be based, in part, on their consideration of these same arrangements during the course of the year and in prior years.

Based on information provided by Lipper Inc., the Trustees compared the Fund’s total return investment performance to the performance of a peer group of funds over various time periods. The Trustees placed particular emphasis on the total return performance of the Fund’s Initial Class shares in comparison to the performance of funds in its Lipper performance universe over the one-, three- and five-year periods. The Trustees did not rely on performance results for more recent periods, including those shown elsewhere in this report.

The Trustees noted the performance of the Fund’s Initial Class shares was in the 2nd quintile relative to the other funds in the Lipper Classification Index for the one-year period (the 1st quintile being the best performers and the 5th quintile being the worst performers). The total return performance of the Fund was also in the 2nd quintile for the three-year period and the five-year period ended December 31, 2007, relative to the Lipper performance universe. Based on the nature and quality of services provided by MFS, the Board of Trustees concluded that the Fund’s performance was satisfactory.

In the course of their deliberations, the Trustees took into account information provided by MFS during contract review meetings, as well as during investment review meetings conducted with portfolio management personnel during the course of the year.

21

Board Review of Investment Advisory Agreement – continued

In assessing the reasonableness of the Fund’s advisory fee, the Trustees considered, among other information, the Fund’s advisory fee and the total expense ratio of the Fund’s Initial Class shares as a percentage of average daily net assets, compared to the advisory fee and total expense ratios of its peer group of funds based on information provided by Lipper Inc. The Trustees also considered the advisory fees charged by MFS to institutional accounts. In comparing these fees, the Trustees considered the generally broader scope of services provided by MFS to the Trust than those provided to institutional accounts. The Trustees also considered the higher demands placed on MFS’ investment personnel and trading infrastructure as a result of the daily cash in-flows and out-flows of the Fund, and the impact on MFS and related expenses due to the more extensive regulatory regime to which the Fund is subject, compared to institutional accounts.

In considering the fees, the Trustees noted from the Lipper data that the Fund’s effective advisory fee rate and total expense ratio were each approximately at the median of such fees and expenses of funds in the Lipper expense group. The Trustees further concluded that the existing breakpoints were sufficient to allow the Fund to benefit from economies of scale as its assets grow. The Trustees concluded that the fees were reasonable in light of the nature and quality of services provided.

The Trustees also considered information prepared by MFS relating to its costs and profits with respect to the Fund and other investment companies and accounts advised by MFS, as well as MFS’ methodologies used to determine and allocate its costs to the Fund and other accounts and products for purposes of estimating profitability.

After reviewing these and other factors described below, the Trustees concluded that the advisory fees charged to the Fund represent reasonable compensation in light of the nature and quality of the services being provided by MFS.

In addition, the Trustees considered MFS’ resources and related efforts to continue to retain, attract and motivate capable personnel to serve the Fund. The Trustees also considered the financial resources of MFS and its parent, Sun Life Financial Inc. The Trustees further considered any advantages and possible disadvantages of having an adviser which also serves other investment companies as well as institutional accounts.

The Trustees also considered the nature, quality, cost, and extent of administrative, transfer agency, and distribution services provided to the Fund by MFS and its affiliates under agreements and plans other than the investment advisory agreement, including the 12b-1 fees the Fund pays to MFS Fund Distributors, Inc., an affiliate of MFS. The Trustees also considered the nature, extent and quality of certain other services MFS performs or arranges on the Fund’s behalf, which may include securities lending programs, directed expense payment programs, class action recovery programs, and MFS’ interaction with third-party service providers, principally custodians and sub-custodians. The Trustees concluded that the various non-advisory services provided by MFS and its affiliates on behalf of the Fund were satisfactory. The Trustees also considered the benefits to MFS from the use of the Fund’s portfolio brokerage commissions to pay for research and other similar services and various other factors. Additionally, the Trustees considered so-called “fall-out benefits” to MFS such as reputational value derived from serving as investment manager to the Trust, and determined that any such benefits derived by MFS were reasonable and fair.

Based on their evaluation of factors that they deemed to be material, including those factors described above, the Board of Trustees, including a majority of the independent Trustees, concluded that the investment advisory agreement should be continued for an additional one-year period, commencing September 1, 2008.

A discussion regarding the Board’s most recent review and renewal of the fund’s Investment Advisory Agreement with MFS is available by clicking on the fund’s name under “Variable Insurance Portfolios-VIT II” in the “Products & Performance” section on the MFS Web site (mfs.com).

22

PROXY VOTING POLICIES AND INFORMATION

A general description of the MFS funds’ proxy voting policies and procedures is available without charge, upon request, by calling
1-800-225-2606, by visiting the Proxy Voting section of mfs.com or by visiting the SEC’s Web site at http://www.sec.gov.

Information regarding how the fund voted proxies relating to portfolio securities during the most recent twelve-month period ended June 30 is available without charge by visiting the Proxy Voting section of mfs.com or by visiting the SEC’s Web site at http://www.sec.gov.

QUARTERLY PORTFOLIO DISCLOSURE

The fund will file a complete schedule of portfolio holdings with the Securities and Exchange Commission (the Commission) for the first and third quarters of each fiscal year on Form N-Q. The fund’s Form N-Q may be reviewed and copied at the:

Public Reference Room

Securities and Exchange Commission

100 F Street, NE, Room 1580

Washington, D.C. 20549

Information on the operation of the Public Reference Room may be obtained by calling the Commission at 1-800-SEC-0330. The fund’s Form N-Q is available on the EDGAR database on the Commission’s Internet Web site at http://www.sec.gov, and copies of this information may be obtained, upon payment of a duplicating fee, by electronic request at the following e-mail address: publicinfo@sec.gov or by writing the Public Reference Section at the above address.

FEDERAL TAX INFORMATION (unaudited)

The following information is provided pursuant to provisions of the Internal Revenue Code.

The fund designates $19,398,285 as capital gain dividends paid during the fiscal year.

Income derived from foreign sources was $2,414,660. The fund intends to pass through foreign tax credits of $176,343 for the fiscal year.

23

MFS® PRIVACY NOTICE

Privacy is a concern for every investor today. At MFS Investment Management® and the MFS funds, we take this concern very seriously. We want you to understand our policies about the investment products and services that we offer, and how we protect the nonpublic personal information of investors who have a direct relationship with us and our wholly owned subsidiaries.

Throughout our business relationship, you provide us with personal information. We maintain information and records about you, your investments, and the services you use. Examples of the nonpublic personal information we maintain include

•	data from investment applications and other forms
•	share balances and transactional history with us, our affiliates, or others
•	facts from a consumer reporting agency

We do not disclose any nonpublic personal information about our customers or former customers to anyone, except as permitted by law. We may share nonpublic personal information with third parties or certain of our affiliates in connection with servicing your account or processing your transactions. We may share information with companies or financial institutions that perform marketing services on our behalf or with other financial institutions with which we have joint marketing arrangements, subject to any legal requirements.

Authorization to access your nonpublic personal information is limited to appropriate personnel who provide products, services, or information to you. We maintain physical, electronic, and procedural safeguards to help protect the personal information we collect about you.

If you have any questions about the MFS privacy policy, please call 1-800-225-2606 any business day between 8 a.m. and 8 p.m. Eastern time.

Note: If you own MFS products or receive MFS services in the name of a third party such as a bank or broker-dealer, their privacy policy may apply to you instead of ours.

24

MFS®
INVESTMENT MANAGEMENT

MFS® Blended Research℠ Core Equity Portfolio

MFS® Variable Insurance Trust II
Annual report

12/31/08
CGS-ANN

MFS® BLENDED RESEARCHSM CORE EQUITY PORTFOLIO

The report is prepared for the general information of contract owners. It is authorized for distribution to prospective investors only when preceded or accompanied by a current prospectus.

NOT FDIC INSURED • MAY LOSE VALUE • NO BANK GUARANTEE • NOT A DEPOSIT • NOT INSURED BY ANY FEDERAL GOVERNMENT AGENCY OR NCUA/NCUSIF

LETTER FROM THE CEO

Dear Contract Owners:

The market downturns and economic setbacks of late probably rank among the worst financial declines most of us have experienced. Inevitably, people may be questioning their commitment to investing. Still, it is important to remember that downturns are an inescapable part of the business cycle. Such troughs have been seen before, and if we can use history as a guide, market recoveries typically have followed.

Recent events have clearly shown us the value of certain types of investments. In this environment, two of the hallmarks of mutual funds — transparency and liquidity — have become critically important. Unlike some other types of investments, the operations of mutual funds are relatively transparent to their shareholders. With their daily redemption feature, mutual funds also generally provide easy, convenient access to one’s money. Through these recent market upheavals, this level of liquidity enhanced the ability of mutual fund investors to respond and modify their investments as they and their advisors saw fit — a flexibility that those in less liquid investments simply did not have at their disposal.

At MFS® we take particular pride in how well mutual funds can serve investors because we invented the mutual fund in the United States. Established in 1924, Massachusetts Investors Trust was the nation’s first fund. Recent market events only reinforce what we have learned through 85 years — that mutual funds provide unique features that are important to investors in any type of market climate.

Respectfully,

Robert J. Manning

Chief Executive Officer and Chief Investment Officer

MFS Investment Management®

February 17, 2009

The opinions expressed in this letter are subject to change, may not be relied upon for investment advice, and no forecasts can be guaranteed.

Before investing, consider the fund’s investment objectives, risks, charges, and expenses. For a prospectus containing this and other information, contact your investment professional or view online. Read it carefully.

MFS Fund Distributors, Inc., 500 Boylston Street, Boston, MA 02116

1

PORTFOLIO COMPOSITION

Portfolio structure

Top ten holdings
Exxon Mobil Corp.	5.7%
Procter & Gamble Co.	2.6%
Wal-Mart Stores, Inc.	2.2%
General Electric Co.	2.1%
Johnson & Johnson	2.0%
JPMorgan Chase & Co.	2.0%
Intel Corp.	1.9%
International Business Machines Corp.	1.8%
Travelers Cos., Inc.	1.7%
AT&T, Inc.	1.6%

Equity sectors
Health Care	13.8%
Technology	13.2%
Financial Services	12.5%
Energy	11.8%
Consumer Staples	9.3%
Utilities & Communications	8.9%
Industrial Goods & Services	8.1%
Retailing	6.1%
Leisure	5.5%
Basic Materials	2.9%
Special Products & Services	2.6%
Transportation	2.4%
Autos & Housing	1.7%

Percentages are based on net assets as of 12/31/08.

The portfolio is actively managed and current holdings may be different.

2

MANAGEMENT REVIEW

Summary of Results

For the twelve months ended December 31, 2008, Initial Class shares of the MFS Blended Research Core Equity Portfolio (the “fund”) provided a total return of –34.95%, while Service Class shares of the fund provided a total return of –35.12%. These returns compare with a return of –37.00% for the fund’s benchmark, the Standard & Poor’s 500 Stock Index (S&P 500 Index).

Market Environment

The U.S. economy and financial markets experienced significant deterioration and extraordinary volatility over the reporting period. U.S. economic growth slowed significantly, despite the short-term bounce from the second quarter fiscal stimulus. Strong domestic headwinds included accelerated deterioration in the housing market, anemic corporate investment, a rapidly declining job market, and a much tighter credit environment. During the period, a seemingly continuous series of tumultuous financial events hammered markets, including: the distressed sale of failing Bear Stearns to JPMorgan, the conservatorship of Government Sponsored Enterprises (GSEs) Fannie Mae and Freddie Mac, the bankruptcy of investment bank Lehman Brothers, the Federal Reserve Bank’s complex intervention of insurance company American International Group (AIG), the nationalization of several large European banks, the failure of Washington Mutual, and the distressed sale of Wachovia. As a result of this barrage of turbulent news, global equity markets pushed significantly lower and credit markets witnessed the worst dislocation since the beginning of the credit crisis. Though conditions improved towards the end of the period, the state of financial and macroeconomic dislocation remained severe.

While reasonably resilient during the first half of the period, the global economy and financial system increasingly experienced considerable negative spillovers from the U.S. slowdown. Not only did Europe and Japan show obvious signs of economic softening, the more powerful engine of global growth – emerging markets – also displayed weakening dynamics.

During the reporting period, the U.S. Federal Reserve Board cut interest rates aggressively and introduced a multitude of new lending facilities to alleviate ever-tightening credit markets, while the U.S. federal government moved quickly to design and implement a meaningful fiscal stimulus package. Although several other global central banks also cut rates, the dilemma of rising energy and food prices heightened concerns among central bankers that inflationary expectations might become unhinged despite weaker growth. Only later in the reporting period did slowing global growth result in a very precipitous decline in commodity prices, which significantly eased inflation and inflationary expectations. As inflationary concerns diminished in the face of global deleveraging, and equity and credit markets deteriorated more sharply, a coordinated rate cut marked the beginning of much more aggressive easing by the major global central banks.

Contributors to Performance

Stock selection and an underweighted position in the financial services sector contributed to the fund’s performance relative to the S&P 500 Index. The fund’s positioning in insurance company American International Group (AIG)(g) and diversified financial services firm Citigroup(g) aided results as we closed out of both positions prior to significant declines in their respective prices. Commercial property and casualty insurance provider Travelers Cos. was another relative contributor in this sector. Not owning weak-performing financial services firm Wachovia also had a positive impact on results.

Favorable security selection in the special products and services sector was another positive area of relative performance. The fund’s holdings of for-profit education company Apollo Group benefited relative returns within this sector. Shares of Apollo Group rose as the company reported strong quarterly results driven, in part, by growing enrollment and retention trends.

Positive stock selection in the retailing sector also aided relative returns, where retail giant Wal-Mart was a strong contributor. Wal-Mart delivered strong returns over the reporting period driven by the company’s significant growth from its proven business model. The stock was also aided by the company’s recent refocus on “price leadership” which led to significant improvement in sales.

Individual securities in other sectors that helped relative performance included Pharmaceutical company Bristol-Myers Squibb, biotechnology firm Amgen and integrated oil and gas company Exxon Mobil. The fund’s positioning in strong-performing casual dining restaurants operator Darden Restaurants also boosted relative results.

Detractors from Performance

Stock selection in the utilities and communications sector detracted from relative performance. Natural gas pipelines operator Williams Cos. was among the fund’s top relative detractors over the reporting period.

3

Management Review – continued

In the leisure sector, stock selection also hindered relative results. Holdings of cruise line operator Royal Caribbean Cruises (aa) dampened relative performance. Shares of Royal Caribbean suffered during the first part of the reporting period due to high fuel costs and more recently due to weak consumer spending.

A combination of security selection and an overweighted position in the industrial goods and services sector detracted from relative returns. Among the fund’s top relative detractors was wiring systems distributor Anixter International (aa)(g).

Although the financial services sector was the top contributing sector to relative performance overall, several individual securities within this sector hurt results. These included insurance and investment company Genworth Financial (g), life insurance provider Prudential Financial, and banking operator Bank of America. The fund’s positioning in financial services firm Morgan Stanley (g) and investment banking firm Lehman Brothers Holdings (g) also held back relative performance as we held both stocks while their respective prices significantly declined.

Elsewhere, health care provider Humana (g) dampened relative returns. Not owning strong-performing brewing giant Anheuser-Busch also had a negative impact on relative results.

Respectfully,

Matthew Krummell

Portfolio Manager

(aa)	Security is not a benchmark constituent.

(g)	Security was not held in the portfolio at period end.

The views expressed in this report are those of the portfolio manager only through the end of the period of the report as stated on the cover and do not necessarily reflect the views of MFS or any other person in the MFS organization. These views are subject to change at any time based on market or other conditions, and MFS disclaims any responsibility to update such views. These views may not be relied upon as investment advice or an indication of trading intent on behalf of any MFS portfolio. References to specific securities are not recommendations of such securities, and may not be representative of any MFS portfolio’s current or future investments.

4

PERFORMANCE SUMMARY THROUGH 12/31/08

The following chart illustrates the historical performance of the fund in comparison to its benchmark(s). Benchmark comparisons are unmanaged; do not reflect any fees or expenses; and cannot be invested in directly. The performance of other share classes will be greater than or less than that of the class depicted below. (See Notes to Performance Summary.)

Performance data shown represents past performance and is no guarantee of future results. Investment return and principal value fluctuate so your units, when sold, may be worth more or less than the original cost; current performance may be lower or higher than quoted. The performance shown does not reflect the deduction of taxes, if any, that a contract holder would pay on fund distributions or the redemption of contract units. The returns for the fund shown also do not reflect the deduction of expenses associated with variable products, such as mortality and expense risk charges, separate account charges, and sales charges imposed by the insurance company separate accounts. Such expenses would reduce the overall returns shown.

Growth of a hypothetical $10,000 investment

Total rates of return through 12/31/08

Average Annual Total Returns

Share class	Class inception date	1-yr	5-yr	10-yr
Initial Class	11/14/86	(34.95)%	(1.19)%	(1.92)%
Service Class	8/24/01	(35.12)%	(1.43)%	(2.10)%

Comparative Benchmark

Standard & Poor’s 500 Stock Index (f)	(37.00)%	(2.19)%	(1.38)%

(f)	Source: FactSet Research Systems Inc.

Benchmark Definition

Standard & Poor’s 500 Stock Index – a market capitalization-weighted index of 500 widely held equity securities, designed to measure broad U.S. equity performance.

It is not possible to invest directly in an index.

Notes to Performance Summary

Performance for the Service Class includes the performance of the fund’s Initial Class for periods prior to their offering. Because Service Class expenses are higher than those of Initial Class, performance shown for Service Class is higher than it would have been had it been offered for the entire period. Performance has not been adjusted to take into account differences in class specific operating expenses (such as Rule 12b-1 fees). Please see the prospectus for additional information about performance and expenses.

Performance results reflect any applicable expense subsidies and waivers in effect during the periods shown. Without such subsidies and waivers the fund’s performance results would be less favorable. Please see the prospectus for complete details. All results are historical and assume the reinvestment of any dividends and capital gains distributions.

Prior to June 22, 2007, the fund’s investments were primarily selected based on fundamental analysis. Beginning June 22, 2007, the fund’s investments are selected based on fundamental and quantitative analysis.

From time to time the fund may receive proceeds from litigation settlements, without which performance would be lower.

5

EXPENSE TABLE

Fund Expenses Borne by the Contract Holders During the Period,

July 1, 2008 through December 31, 2008

As a contract holder of the fund, you incur ongoing costs, including management fees; distribution (12b-1) fees; and other fund expenses. This example is intended to help you understand your ongoing costs (in dollars) of investing in the fund and to compare these costs with the ongoing costs of investing in other mutual funds.

The example is based on an investment of $1,000 invested at the beginning of the period and held for the entire period July 1, 2008 through December 31, 2008.

Actual Expenses

The first line for each share class in the following table provides information about actual account values and actual expenses. You may use the information in this line, together with the amount you invested, to estimate the expenses that you paid over the period. Simply divide your account value by $1,000 (for example, an $8,600 account value divided by $1,000 = 8.6), then multiply the result by the number in the first line under the heading entitled “Expenses Paid During Period” to estimate the expenses you paid on your account during this period.

Hypothetical Example for Comparison Purposes

The second line for each share class in the following table provides information about hypothetical account values and hypothetical expenses based on the fund’s actual expense ratio and an assumed rate of return of 5% per year before expenses, which is not the fund’s actual return. The hypothetical account values and expenses may not be used to estimate the actual ending account balance or expenses you paid for the period. You may use this information to compare the ongoing costs of investing in the fund and other funds. To do so, compare this 5% hypothetical example with the 5% hypothetical examples that appear in the shareholder reports of the other funds.

Please note that the expenses shown in the table are meant to highlight the fund’s ongoing costs only and do not take into account the fees and expenses imposed under the variable contracts through which your investment in the fund is made. Therefore, the second line for each share class in the table is useful in comparing ongoing costs associated with an investment in vehicles (such as the fund) which fund benefits under variable annuity and variable life insurance contracts and to qualified pension and retirement plans only, and will not help you determine the relative total costs of investing in the fund through variable annuity and variable life insurance contracts. If the fees and expenses imposed under the variable contracts were included, your costs would have been higher.

Share Class		Annualized Expense Ratio	Beginning Account Value 7/01/08	Ending Account Value 12/31/08	Expenses Paid During Period (p) 7/01/08-12/31/08
Initial Class	Actual	0.60%	$1,000.00	$719.70	$2.59
	Hypothetical (h)	0.60%	$1,000.00	$1,022.12	$3.05
Service Class	Actual	0.85%	$1,000.00	$718.78	$3.67
	Hypothetical (h)	0.85%	$1,000.00	$1,020.86	$4.32

(h)	5% class return per year before expenses.

(p)	Expenses paid is equal to each class’ annualized expense ratio, as shown above, multiplied by the average account value over the period, multiplied by the number of days in the period, divided by the number of days in the year.

6

PORTFOLIO OF INVESTMENTS – 12/31/08

The Portfolio of Investments is a complete list of all securities owned by your fund. It is categorized by broad-based asset classes.

Issuer	Shares/Par	Value ($)

COMMON STOCKS – 98.8%
Aerospace – 2.6%
Boeing Co.	41,820	$1,784,450
Lockheed Martin Corp.	72,700	6,112,616
Northrop Grumman Corp.	134,980	6,079,499

		$13,976,565

Airlines – 0.3%
AMR Corp. (a)	171,300	$1,827,771

Apparel Manufacturers – 0.5%
NIKE, Inc., “B”	47,620	$2,428,620

Automotive – 0.8%
Johnson Controls, Inc.	220,410	$4,002,646

Biotechnology – 1.9%
Amgen, Inc. (a)	112,040	$6,470,310
Genzyme Corp. (a)	11,880	788,476
Gilead Sciences, Inc. (a)	53,020	2,711,443

		$9,970,229

Broadcasting – 0.8%
Time Warner, Inc.	280,840	$2,825,250
Walt Disney Co.	69,360	1,573,778

		$4,399,028

Brokerage & Asset Managers – 0.4%
CME Group, Inc.	10,350	$2,153,939

Business Services – 1.7%
Accenture Ltd., “A”	100,860	$3,307,199
Visa, Inc., “A”	59,590	3,125,496
Western Union Co.	198,490	2,846,347

		$9,279,042

Cable TV – 1.7%
Comcast Corp., “A”	257,210	$4,341,705
Time Warner Cable, Inc., “A” (a)	230,970	4,954,307

		$9,296,012

Chemicals – 1.5%
3M Co.	88,390	$5,085,961
Terra Nitrogen Co. LP (l)	31,900	3,022,844

		$8,108,805

Computer Software – 3.3%
Microsoft Corp.	343,360	$6,674,918
Oracle Corp. (a)	424,140	7,520,002
Symantec Corp. (a)	129,340	1,748,677
VeriSign, Inc. (a)	79,540	1,517,623

		$17,461,220

Computer Software – Systems – 4.3%
Apple, Inc. (a)	72,290	$6,169,952
Hewlett-Packard Co.	201,990	7,330,217
International Business Machines Corp.	113,440	9,547,110

		$23,047,279

Issuer	Shares/Par	Value ($)

COMMON STOCKS – continued
Construction – 0.9%
NVR, Inc. (a)	6,980	$3,184,625
Sherwin-Williams Co.	25,550	1,526,613

		$4,711,238

Consumer Goods & Services – 4.4%
Apollo Group, Inc., “A” (a)	65,540	$5,021,675
Colgate-Palmolive Co.	29,600	2,028,784
Fortune Brands, Inc.	71,430	2,948,630
Procter & Gamble Co.	221,640	13,701,785

		$23,700,874

Electrical Equipment – 2.5%
General Electric Co.	709,260	$11,490,012
WESCO International, Inc. (a)	91,020	1,750,315

		$13,240,327

Electronics – 2.6%
Applied Materials, Inc.	169,040	$1,712,375
Intel Corp.	693,310	10,163,925
National Semiconductor Corp.	207,140	2,085,900

		$13,962,200

Energy – Independent – 0.8%
Apache Corp.	60,760	$4,528,443

Energy – Integrated – 8.9%
Chevron Corp.	115,610	$8,551,672
ConocoPhillips	33,480	1,734,264
Exxon Mobil Corp.	380,330	30,361,744
Hess Corp.	65,220	3,498,401
Marathon Oil Corp.	120,600	3,299,616

		$47,445,697

Food & Beverages – 3.9%
Archer Daniels Midland Co.	114,230	$3,293,251
Coca-Cola Co.	95,360	4,316,947
Pepsi Bottling Group, Inc.	228,890	5,152,314
PepsiCo, Inc.	147,040	8,053,381

		$20,815,893

Food & Drug Stores – 1.8%
CVS Caremark Corp.	183,590	$5,276,377
Kroger Co.	162,280	4,285,815

		$9,562,192

Gaming & Lodging – 0.7%
Royal Caribbean Cruises Ltd.	289,400	$3,979,250

General Merchandise – 2.9%
Dollar Tree, Inc. (a)	39,860	$1,666,148
Family Dollar Stores, Inc.	87,370	2,277,736
Wal-Mart Stores, Inc.	207,690	11,643,101

		$15,586,985

7

Portfolio of Investments – continued

Issuer	Shares/Par	Value ($)

COMMON STOCKS – continued
Health Maintenance Organizations – 1.3%
UnitedHealth Group, Inc.	89,630	$2,384,158
WellPoint, Inc. (a)	110,630	4,660,842

		$7,045,000

Insurance – 3.1%
Aflac, Inc.	41,950	$1,922,988
MetLife, Inc.	69,740	2,431,136
Prudential Financial, Inc.	111,120	3,362,491
Travelers Cos., Inc.	197,440	8,924,288

		$16,640,903

Internet – 1.1%
Google, Inc., “A” (a)	18,360	$5,648,454

Leisure & Toys – 1.0%
Activision Blizzard, Inc. (a)	166,120	$1,435,277
Electronic Arts, Inc. (a)	125,750	2,017,030
Hasbro, Inc.	69,060	2,014,480

		$5,466,787

Machinery & Tools – 3.0%
Cummins, Inc.	50,410	$1,347,459
Dover Corp.	142,690	4,697,355
Eaton Corp.	121,060	6,017,893
Timken Co.	207,570	4,074,599

		$16,137,306

Major Banks – 8.0%
Bank of America Corp.	524,540	$7,385,523
Bank of New York Mellon Corp.	239,438	6,783,279
Goldman Sachs Group, Inc.	53,840	4,543,558
JPMorgan Chase & Co.	334,030	10,531,966
PNC Financial Services Group, Inc.	36,220	1,774,780
State Street Corp.	87,750	3,451,208
Wells Fargo & Co.	283,510	8,357,875

		$42,828,189

Medical & Health Technology & Services – 0.5%
Omnicare, Inc.	91,760	$2,547,258

Medical Equipment – 2.0%
Boston Scientific Corp. (a)	268,650	$2,079,351
Medtronic, Inc.	98,570	3,097,069
Thermo Fisher Scientific, Inc. (a)	79,530	2,709,587
Zimmer Holdings, Inc. (a)	74,190	2,998,760

		$10,884,767

Natural Gas – Distribution – 0.7%
Questar Corp.	116,910	$3,821,788

Natural Gas – Pipeline – 0.9%
Williams Cos., Inc.	325,900	$4,719,032

Network & Telecom – 1.3%
Cisco Systems, Inc. (a)	414,010	$6,748,363

Oil Services – 2.1%
Halliburton Co.	113,720	$2,067,430
Nabors Industries Ltd. (a)	118,520	1,418,684
National Oilwell Varco, Inc. (a)	59,840	1,462,490

Issuer	Shares/Par	Value ($)

COMMON STOCKS – continued
Oil Services – continued
Noble Corp.	59,500	$1,314,355
Schlumberger Ltd.	86,320	3,653,926
Transocean, Inc. (a)	31,090	1,469,003

		$11,385,888

Other Banks & Diversified Financials – 0.3%
Discover Financial Services	169,790	$1,618,099

Personal Computers & Peripherals – 0.6%
NetApp, Inc. (a)	221,650	$3,096,451

Pharmaceuticals – 8.1%
Abbott Laboratories	43,450	$2,318,927
Bristol-Myers Squibb Co.	281,240	6,538,830
Eli Lilly & Co.	59,480	2,395,260
Johnson & Johnson	177,010	10,590,508
Merck & Co., Inc.	213,290	6,484,016
Pfizer, Inc.	390,350	6,913,099
Schering-Plough Corp.	198,190	3,375,176
Wyeth	130,470	4,893,930

		$43,509,746

Railroad & Shipping – 1.0%
Union Pacific Corp.	106,510	$5,091,178

Real Estate – 0.7%
Equity Residential, REIT	118,220	$3,525,320

Restaurants – 1.3%
Darden Restaurants, Inc.	152,600	$4,300,268
YUM! Brands, Inc.	87,400	2,753,100

		$7,053,368

Specialty Chemicals – 1.4%
Air Products & Chemicals, Inc.	28,330	$1,424,149
Praxair, Inc.	105,590	6,267,822

		$7,691,971

Specialty Stores – 0.9%
Lowe’s Cos., Inc.	152,830	$3,288,902
Staples, Inc.	96,560	1,730,355

		$5,019,257

Telephone Services – 3.4%
AT&T, Inc.	308,980	$8,805,930
Qwest Communications International, Inc.	548,050	1,994,902
Verizon Communications, Inc.	222,810	7,553,259

		$18,354,091

Tobacco – 1.9%
Altria Group, Inc.	221,120	$3,330,067
Philip Morris International, Inc.	157,380	6,847,604

		$10,177,671

Trucking – 1.1%
J.B. Hunt Transport Services, Inc.	84,070	$2,208,519
United Parcel Service, Inc., “B”	66,840	3,686,894

		$5,895,413

8

Portfolio of Investments – continued

Issuer	Shares/Par	Value ($)

COMMON STOCKS – continued
Utilities – Electric Power – 3.9%
Allegheny Energy, Inc.	71,720	$2,428,439
American Electric Power Co., Inc.	154,810	5,152,077
Edison International	171,790	5,517,895
FirstEnergy Corp.	39,570	1,922,311
FPL Group, Inc.	66,690	3,356,508
PG&E Corp.	46,420	1,796,918
PPL Corp.	24,100	739,629

		$20,913,777

Total Common Stocks (Identified Cost, $707,191,886)		$529,304,332

REPURCHASE AGREEMENTS – 1.2%
Goldman Sachs, 0.01%, dated 12/31/08, due 1/02/09, total to be received $5,194,003 (secured by U.S. Treasury and Federal Agency obligations and Mortgage Backed securities in a jointly traded account)	$5,194,000	$5,194,000
Morgan Stanley, 0.02%, dated 12/31/08, due 1/02/09, total to be received $1,324,001 (secured by various U.S. Treasury and Federal Agency obligations and Mortgage Backed securities in a jointly traded account)	1,324,000	1,324,000

Total Repurchase Agreements, at Cost		$6,518,000

Issuer	Shares/Par	Value ($)

COLLATERAL FOR SECURITIES LOANED – 0.3%
Navigator Securities Lending Prime Portfolio, at Cost and Net Asset Value	1,778,173	$1,778,173

Total Investments (Identified Cost, $715,488,059)		$537,600,505

OTHER ASSETS, LESS LIABILITIES – (0.3)%		(1,701,602)

Net Assets – 100.0%		$535,898,903

(a)	Non-income producing security.

(l)	All or a portion of this security is on loan.

The following abbreviations are used in this report and are defined:

REIT	Real Estate Investment Trust

See Notes to Financial Statements

9

FINANCIAL STATEMENTS  |  STATEMENT OF ASSETS AND LIABILITIES

This statement represents your fund’s balance sheet, which details the assets and liabilities comprising the total value of the fund.

At 12/31/08
Assets
Investments, at value, including $1,750,317 of securities on loan (identified cost, $715,488,059)	$537,600,505
Cash	605
Receivable for fund shares sold	17,711
Interest and dividends receivable	1,118,089
Receivable from investment adviser	72,498
Other assets	26,224
Total assets		$538,835,632
Liabilities
Payable for fund shares reacquired	$938,098
Collateral for securities loaned, at value	1,778,173
Payable to affiliates
Management fee	15,713
Distribution fees	2,581
Administrative services fee	1,641
Payable for trustees’ compensation	871
Accrued expenses and other liabilities	199,652
Total liabilities		$2,936,729
Net assets		$535,898,903
Net assets consist of
Paid-in capital	$813,183,144
Unrealized appreciation (depreciation) on investments and translation of assets and liabilities in foreign currencies	(177,887,546)
Accumulated net realized gain (loss) on investments and foreign currency transactions	(111,107,412)
Undistributed net investment income	11,710,717
Net assets		$535,898,903
Shares of beneficial interest outstanding		23,573,660
Initial Class shares
Net assets	$342,241,091
Shares outstanding	15,012,463
Net asset value per share		$22.80
Service Class shares
Net assets	$193,657,812
Shares outstanding	8,561,197
Net asset value per share		$22.62

See Notes to Financial Statements

10

FINANCIAL STATEMENTS  |  STATEMENT OF OPERATIONS

This statement describes how much your fund earned in investment income and accrued in expenses. It also describes any gains and/or losses generated by fund operations.

Year ended 12/31/08
Net investment income
Income
Dividends	$16,471,700
Interest	608,884
Total investment income		$17,080,584
Expenses
Management fee	$4,273,980
Distribution fees	671,496
Administrative services fee	239,715
Trustees’ compensation	106,126
Custodian fee	143,417
Shareholder communications	129,132
Auditing fees	46,388
Legal fees	7,127
Miscellaneous	57,169
Total expenses		$5,674,550
Fees paid indirectly	(1,509)
Reduction of expenses by investment adviser	(340,602)
Net expenses		$5,332,439
Net investment income		$11,748,145
Realized and unrealized gain (loss) on investments and foreign currency transactions
Realized gain (loss) (identified cost basis)
Investment transactions	$(106,211,119)
Foreign currency transactions	564
Net realized gain (loss) on investments and foreign currency transactions		$(106,210,555)
Change in unrealized appreciation (depreciation)
Investments	$(215,866,453)
Translation of assets and liabilities in foreign currencies	(533)
Net unrealized gain (loss) on investments and foreign currency translation		$(215,866,986)
Net realized and unrealized gain (loss) on investments and foreign currency		$(322,077,541)
Change in net assets from operations		$(310,329,396)

See Notes to Financial Statements

11

FINANCIAL STATEMENTS  |  STATEMENTS OF CHANGES IN NET ASSETS

These statements describe the increases and/or decreases in net assets resulting from operations, any distributions, and any shareholder transactions.

For years ended 12/31	2008	2007
Change in net assets
From operations
Net investment income	$11,748,145	$11,134,237
Net realized gain (loss) on investments and foreign currency transactions	(106,210,555)	191,459,526
Net unrealized gain (loss) on investments and foreign currency translation	(215,866,986)	(135,346,125)
Change in net assets from operations	$(310,329,396)	$67,247,638
Distributions declared to shareholders
From net investment income
Initial Class	$(7,779,968)	$(9,003,386)
Service Class	(3,316,106)	(3,474,027)
Total distributions declared to shareholders	$(11,096,074)	$(12,477,413)
Change in net assets from fund share transactions	$(154,331,243)	$(189,920,509)
Total change in net assets	$(475,756,713)	$(135,150,284)
Net assets
At beginning of period	1,011,655,616	1,146,805,900
At end of period (including undistributed net investment income of $11,710,717 and $11,091,123, respectively)	$535,898,903	$1,011,655,616

See Notes to Financial Statements

12

FINANCIAL STATEMENTS  |  FINANCIAL HIGHLIGHTS

The financial highlights table is intended to help you understand the fund’s financial performance for the past 5 years. Certain information reflects financial results for a single fund share. The total returns in the table represent the rate by which an investor would have earned (or lost) on an investment in the fund share class (assuming reinvestment of all distributions) held for the entire period.

Initial Class	Years ended 12/31
	2008	2007	2006	2005	2004
Net asset value, beginning of period	$35.51	$33.89	$30.15	$28.27	$25.51
Income (loss) from investment operations
Net investment income (d)	$0.48	$0.38	$0.37	$0.23	$0.25
Net realized and unrealized gain (loss) on investments and foreign currency	(12.74)	1.64	3.62	1.92	2.77
Total from investment operations	$(12.26)	$2.02	$3.99	$2.15	$3.02
Less distributions declared to shareholders
From net investment income	$(0.45)	$(0.40)	$(0.25)	$(0.27)	$(0.26)
Net asset value, end of period	$22.80	$35.51	$33.89	$30.15	$28.27
Total return (%) (k)(r)(s)	(34.95)	5.95	13.30	7.70	11.99	(b)
Ratios (%) (to average net assets) and Supplemental data:
Expenses before expense reductions (f)	0.64	0.62	0.61	0.63	0.61
Expenses after expense reductions (f)	0.60	0.61	N/A	N/A	N/A
Net investment income	1.60	1.07	1.18	0.79	0.95
Portfolio turnover	76	102	35	49	78
Net assets at end of period (000 Omitted)	$342,241	$673,008	$826,937	$929,794	$1,073,587

Service Class	Years ended 12/31
	2008	2007	2006	2005	2004
Net asset value, beginning of period	$35.23	$33.65	$29.96	$28.13	$25.39
Income (loss) from investment operations
Net investment income (d)	$0.41	$0.29	$0.28	$0.16	$0.18
Net realized and unrealized gain (loss) on investments and foreign currency	(12.66)	1.63	3.61	1.90	2.77
Total from investment operations	$(12.25)	$1.92	$3.89	$2.06	$2.95
Less distributions declared to shareholders
From net investment income	$(0.36)	$(0.34)	$(0.20)	$(0.23)	$(0.21)
Net asset value, end of period	$22.62	$35.23	$33.65	$29.96	$28.13
Total return (%) (k)(r)(s)	(35.12)	5.69	13.04	7.42	11.74	(b)
Ratios (%) (to average net assets) and Supplemental data:
Expenses before expense reductions (f)	0.90	0.87	0.86	0.88	0.86
Expenses after expense reductions (f)	0.85	0.86	N/A	N/A	N/A
Net investment income	1.35	0.84	0.88	0.54	0.70
Portfolio turnover	76	102	35	49	78
Net assets at end of period (000 Omitted)	$193,658	$338,647	$319,869	$198,705	$82,053

(b)	The fund’s net asset value and total return calculation include a non-recurring accrual recorded as a result of an administrative proceeding regarding disclosure of brokerage allocation practices in connection with fund sales. The non-recurring accrual resulted in an increase in the net asset value of $0.01 per share based on shares outstanding on the day the accrual was recorded.

(d)	Per share data are based on average shares outstanding.

(f)	Ratios do not reflect reductions from fees paid indirectly, if applicable.

(k)	The total return does not reflect expenses that apply to separate accounts. Inclusion of these charges would reduce the total return figures for all periods shown.

(r)	Certain expenses have been reduced without which performance would have been lower.

(s)	From time to time the fund may receive proceeds from litigation settlements, without which performance would be lower.

See Notes to Financial Statements

13

NOTES TO FINANCIAL STATEMENTS

(1)	Business and Organization

MFS Blended Research Core Equity Portfolio (the fund) is a series of MFS Variable Insurance Trust II (the trust). The trust is organized as a Massachusetts business trust and is registered under the Investment Company Act of 1940, as amended, as an open-end management investment company. The shares of the fund are sold to variable accounts established by insurance companies to fund benefits under variable contracts issued by such companies, and qualified retirement and pension plans.

(2)	Significant Accounting Policies

General – The preparation of financial statements in conformity with U.S. generally accepted accounting principles requires management to make estimates and assumptions that affect the reported amounts of assets and liabilities, and disclosure of contingent assets and liabilities at the date of the financial statements and the reported amounts of revenues and expenses during the reporting period. Actual results could differ from those estimates. The fund can invest in foreign securities. Investments in foreign securities are vulnerable to the effects of changes in the relative values of the local currency and the U.S. dollar and to the effects of changes in each country’s legal, political, and economic environment.

In March 2008, FASB Statement No. 161, Disclosures about Derivative Instruments and Hedging Activities (the “Standard”) was issued, and is effective for financial statements issued for fiscal years and interim periods beginning after November 15, 2008. This Standard provides enhanced disclosures about the fund’s use of and accounting for derivative instruments and the effect of derivative instruments on the fund’s results of operations and financial position. Management is evaluating the application of the Standard to the fund, and has not at this time determined the impact, if any, resulting from the adoption of this Standard on the fund’s financial statements.

FASB Staff Position (FSP) 133-1 was implemented during the period. FSP 133-1 amends FAS 133 to require sellers of credit derivatives to make disclosures that will enable financial statement users to assess the potential effects of those credit derivatives on an entity’s financial position, financial performance and cash flows. There was no impact from implementing FSP 133-1 as the fund did not hold any of these credit derivatives at period end.

Investment Valuations – Equity securities, including restricted equity securities, are generally valued at the last sale or official closing price as reported by a third party pricing service on the market or exchange on which they are primarily traded. For securities for which there were no sales reported that day, equity securities are generally valued at the last quoted daily bid quotation as reported by a third party pricing service on the market or exchange on which they are primarily traded. For securities held short for which there were no sales reported for the day, the position is generally valued at the last quoted daily ask quotation as reported by a third party pricing service on the market or exchange on which such securities are primarily traded. Short-term instruments with a maturity at issuance of 60 days or less may be valued at amortized cost, which approximates market value. Open-end investment companies are generally valued at net asset value per share. Securities and other assets generally valued on the basis of information from a third party pricing service may also be valued at a broker-dealer bid quotation. Values obtained from pricing services can utilize both dealer-supplied valuations and electronic data processing techniques, which take into account factors such as institutional-size trading in similar groups of securities, yield, quality, coupon rate, maturity, type of issue, trading characteristics, and other market data. The values of foreign securities and other assets and liabilities expressed in foreign currencies are converted to U.S. dollars using the mean of bid and asked prices for rates reported by a third party pricing service.

The Board of Trustees has delegated primary responsibility for determining or causing to be determined the value of the fund’s investments (including any fair valuation) to the adviser pursuant to valuation policies and procedures approved by the Board. If the adviser determines that reliable market quotations are not readily available, investments are valued at fair value as determined in good faith by the adviser in accordance with such procedures under the oversight of the Board of Trustees. Under the fund’s valuation policies and procedures, market quotations are not considered to be readily available for most types of debt instruments and floating rate loans and many types of derivatives. These investments are generally valued at fair value based on information from third party pricing services. In addition, investments may be valued at fair value if the adviser determines that an investment’s value has been materially affected by events occurring after the close of the exchange or market on which the investment is principally traded (such as foreign exchange or market) and prior to the determination of the fund’s net asset value, or after the halting of trading of a specific security where trading does not resume prior to the close of the exchange or market on which the security is principally traded. Events that occur on a frequent basis after foreign markets close (such as developments in foreign markets and significant movements in the U.S. markets) and prior to the determination of the fund’s net asset value may be deemed to have a material affect on the value of securities traded in foreign markets. Accordingly, the fund’s foreign equity securities may often be valued at fair value. The adviser may rely on third party pricing services or other information (such as the correlation with price movements of similar securities in the same or other markets; the type, cost and investment characteristics of the security; the business and financial condition of the issuer; and trading and other market data) to assist in determining whether to fair value and at what value to fair value an investment. The value of an investment for purposes of calculating the fund’s net asset value can differ depending on the source and method

14

Notes to Financial Statements – continued

used to determine value. When fair valuation is used, the value of investments used to determine the fund’s net asset value may differ from quoted or published prices for the same investments.

The fund adopted FASB Statement No. 157, Fair Value Measurements (the “Statement”). This Statement provides a single definition of fair value, a hierarchy for measuring fair value and expanded disclosures about fair value measurements.

Various inputs are used in determining the value of the fund’s assets or liabilities carried at market value. These inputs are categorized into three broad levels. Level 1 includes quoted prices in active markets for identical assets or liabilities. Level 2 includes other significant observable market-based inputs (including quoted prices for similar securities, interest rates, prepayment speed, and credit risk). Level 3 includes unobservable inputs, which may include the adviser’s own assumptions in determining the fair value of investments. Other financial instruments are derivative instruments not reflected in total investments, such as futures, forwards, swap contracts and written options. The following is a summary of the levels used as of December 31, 2008 in valuing the fund’s assets or liabilities carried at market value:

	Level 1	Level 2	Level 3	Total
Investments in Securities	$531,082,505	$6,518,000	$—	$537,600,505
Other Financial Instruments	$—	$—	$—	$—

Repurchase Agreements – The fund may enter into repurchase agreements with approved counterparties. Each repurchase agreement is recorded at cost. The fund requires that the securities collateral in a repurchase transaction be transferred to a custodian. The fund monitors, on a daily basis, the value of the collateral to ensure that its value, including accrued interest, is greater than amounts owed to the fund under each such repurchase agreement. The fund and other funds managed by Massachusetts Financial Services Company (MFS), may utilize a joint trading account for the purpose of entering into one or more repurchase agreements.

Foreign Currency Translation – Purchases and sales of foreign investments, income, and expenses are converted into U.S. dollars based upon currency exchange rates prevailing on the respective dates of such transactions or on the reporting date for foreign denominated receivables and payables. Gains and losses attributable to foreign currency exchange rates on sales of securities are recorded for financial statement purposes as net realized gains and losses on investments. Gains and losses attributable to foreign exchange rate movements on receivables, payables, income and expenses are recorded for financial statement purposes as foreign currency transaction gains and losses. That portion of both realized and unrealized gains and losses on investments that results from fluctuations in foreign currency exchange rates is not separately disclosed.

Security Loans – State Street Bank and Trust Company (“State Street”), as lending agent, may loan the securities of the fund to certain qualified institutions (the “Borrowers”) approved by the fund. The loans are collateralized by cash and/or U.S. Treasury and federal agency obligations in an amount typically at least equal to the market value of the securities loaned. State Street provides the fund with indemnification against Borrower default. The fund bears the risk of loss with respect to the investment of cash collateral. On loans collateralized by cash, the cash collateral is invested in a money market fund or short-term securities. A portion of the income generated upon investment of the collateral is remitted to the Borrowers, and the remainder is allocated between the fund and the lending agent. On loans collateralized by U.S. Treasury and/or federal agency obligations, a fee is received from the Borrower, and is allocated between the fund and the lending agent. Income from securities lending is included in interest income on the Statement of Operations. The dividend and interest income earned on the securities loaned is accounted for in the same manner as other dividend and interest income. Net income from securities lending is included in interest income on the Statement of Operations. The dividend and interest income earned on the securities loaned is accounted for in the same manner as other dividend and interest income.

Indemnifications – Under the fund’s organizational documents, its officers and trustees may be indemnified against certain liabilities and expenses arising out of the performance of their duties to the fund. Additionally, in the normal course of business, the fund enters into agreements with service providers that may contain indemnification clauses. The fund’s maximum exposure under these agreements is unknown as this would involve future claims that may be made against the fund that have not yet occurred.

Investment Transactions and Income – Investment transactions are recorded on the trade date. Interest income is recorded on the accrual basis. All premium and discount is amortized or accreted for financial statement purposes in accordance with U.S. generally accepted accounting principles. Dividends received in cash are recorded on the ex-dividend date. Certain dividends from foreign securities will be recorded when the fund is informed of the dividend if such information is obtained subsequent to the ex-dividend date. Dividend and interest payments received in additional securities are recorded on the ex-dividend or ex-interest date in an amount equal to the value of the security on such date.

The fund may receive proceeds from litigation settlements. Any proceeds received from litigation involving portfolio holdings are reflected in the Statement of Operations in realized gain/loss if the security has been disposed of by the fund or in

15

Notes to Financial Statements – continued

unrealized gain/loss if the security is still held by the fund. Any other proceeds from litigation not related to portfolio holdings are reflected as other income in the Statement of Operations.

Fees Paid Indirectly – The fund’s custody fee may be reduced according to an arrangement that measures the value of cash deposited with the custodian by the fund. This amount, for the year ended December 31, 2008, is shown as a reduction of total expenses on the Statement of Operations.

Tax Matters and Distributions – The fund intends to qualify as a regulated investment company, as defined under Subchapter M of the Internal Revenue Code, and to distribute all of its taxable income, including realized capital gains. As a result, no provision for federal income tax is required. Each of the fund’s federal tax returns for the prior three fiscal years remains subject to examination by the Internal Revenue Service. Foreign taxes, if any, have been accrued by the fund in the accompanying financial statements.

Distributions to shareholders are recorded on the ex-dividend date. Income and capital gain distributions are determined in accordance with income tax regulations, which may differ from U.S. generally accepted accounting principles. Certain capital accounts in the financial statements are periodically adjusted for permanent differences in order to reflect their tax character. These adjustments have no impact on net assets or net asset value per share. Temporary differences which arise from recognizing certain items of income, expense, gain or loss in different periods for financial statement and tax purposes will reverse at some time in the future. Distributions in excess of net investment income or net realized gains are temporary overdistributions for financial statement purposes resulting from differences in the recognition or classification of income or distributions for financial statement and tax purposes.

Book/tax differences primarily relate to wash sale loss deferrals.

The tax character of distributions declared to shareholders for the last two fiscal years is as follows:

	12/31/08	12/31/07
Ordinary income (including any short-term capital gains)	$11,096,074	$12,477,413

The federal tax cost and the tax basis components of distributable earnings were as follows:

As of 12/31/08
Cost of investments	$720,214,326
Gross appreciation	$9,187,081
Gross depreciation	(191,800,902)
Net unrealized appreciation (depreciation)	$(182,613,821)
Undistributed ordinary income	11,710,717
Capital loss carryforwards	(106,381,145)
Other temporary differences	8

As of December 31, 2008, the fund had capital loss carryforwards available to offset future realized gains. Such losses expire as follows:

12/31/11	$(3,630,846)
12/31/16	(102,750,299)
$(106,381,145)

Multiple Classes of Shares of Beneficial Interest – The fund offers multiple classes of shares, which differ in their respective distribution fees. The fund’s income, realized and unrealized gain (loss), and common expenses are allocated to shareholders based on the daily net assets of each class. Dividends are declared separately for each class. Differences in per share dividend rates are generally due to differences in separate class expenses.

(3)	Transactions with Affiliates

Investment Adviser – The fund has an investment advisory agreement with MFS to provide overall investment management and related administrative services and facilities to the fund. The management fee is computed daily and paid monthly at an annual rate of 0.55% of the fund’s average daily net assets.

The investment adviser has agreed in writing to pay a portion of the fund’s total annual operating expenses, exclusive of interest, taxes, extraordinary expenses, and brokerage commissions such that the total annual operating expenses of the fund do not exceed 1.25% of the fund’s average daily net assets. MFS’ agreement to limit the fund’s operating expenses is contained in the investment advisory agreement between MFS and the fund and may not be rescinded without shareholder approval. In addition, the investment adviser has agreed to pay a portion of the fund’s total annual operating expenses, exclusive of interest, taxes, extraordinary expenses, brokerage and transaction costs and investment-related expenses, such that the total annual operating expenses of the fund do not exceed 0.60% for the Initial Class shares and 0.85% for the Service Class shares, based

16

Notes to Financial Statements – continued

on the average daily net assets of each share class. This written agreement will continue until April 30, 2010. For the year ended December 31, 2008, this reduction amounted to $340,602 and is reflected as a reduction of total expenses in the Statements of Operations.

Distributor – MFS Fund Distributors, Inc. (MFD), a wholly-owned subsidiary of MFS, is the distributor of shares of the fund. The Trustees have adopted a distribution plan for the Service Class shares pursuant to Rule 12b-1 under the Investment Company Act of 1940.

The fund’s distribution plan provides that the fund will pay MFD distribution fees equal to 0.25% per annum of its average daily net assets attributable to Service Class shares as partial consideration for services performed and expenses incurred by MFD and financial intermediaries in connection with the sale and distribution of the Service Class shares and the sale and distribution of the variable annuity or variable life insurance contracts investing in Service Class shares. MFD may subsequently pay all, or a portion, of the distribution fees to financial intermediaries.

Shareholder Servicing Agent – MFS Service Center, Inc. (MFSC), a wholly-owned subsidiary of MFS, has contracted to provide transfer agent and recordkeeping functions in connection with the issuance, transfer, and redemption of each class of shares of the fund under a Shareholder Servicing Agent Agreement. During the year ended December 31, 2008, the fund did not pay MFSC a fee for this service.

Administrator – MFS provides certain financial, legal, shareholder communications, compliance, and other administrative services to the fund. Under an administrative services agreement, the fund partially reimburses MFS the costs incurred to provide these services. The fund is charged an annual fixed amount of $10,000 plus a fee based on average daily net assets.

The administrative services fee incurred for the year ended December 31, 2008 was equivalent to an annual effective rate of 0.0309% of the fund’s average daily net assets.

Trustees’ and Officers’ Compensation – The fund pays compensation to trustees in the form of a retainer, attendance fees, and additional compensation to the Board chairperson. The fund does not pay compensation directly to officers of the fund who are also officers of the investment adviser, all of whom receive remuneration for their services to the fund from MFS. Certain officers of the fund are officers or directors of MFS, MFD, and MFSC.

Other – This fund and certain other MFS funds (the funds) have entered into services agreements (the Agreements) which provide for payment of fees by the funds to Tarantino LLC and Griffin Compliance LLC in return for the provision of services of an Independent Chief Compliance Officer (ICCO) and Assistant ICCO, respectively, for the funds. The ICCO and Assistant ICCO are officers of the funds and the sole members of Tarantino LLC and Griffin Compliance LLC, respectively. The funds can terminate the Agreements with Tarantino LLC and Griffin Compliance LLC at any time under the terms of the Agreements. MFS has agreed to bear all expenses associated with office space, other administrative support, and supplies provided to the ICCO and Assistant ICCO. For the year ended December 31, 2008, the aggregate fees paid by the fund to Tarantino LLC and Griffin Compliance LLC were $7,242 and are included in miscellaneous expense on the Statement of Operations.

(4)	Portfolio Securities

Purchases and sales of investments, other than U.S. Government securities, purchased option transactions, and short-term obligations, aggregated $590,054,296 and $739,739,066, respectively.

17

Notes to Financial Statements – continued

(5)	Shares of Beneficial Interest

The fund’s Declaration of Trust permits the Trustees to issue an unlimited number of full and fractional shares of beneficial interest. Transactions in fund shares were as follows:

	Year ended 12/31/08		Year ended 12/31/07
	Shares	Amount	Shares	Amount
Shares sold
Initial Class	303,713	$7,906,299	86,672	$3,059,054
Service Class	1,031,457	25,940,649	1,042,843	35,700,919
	1,335,170	$33,846,948	1,129,515	$38,759,973
Shares issued to shareholders in reinvestment of distributions
Initial Class	225,965	$7,779,968	250,233	$9,003,386
Service Class	96,934	3,316,106	97,176	3,474,027
	322,899	$11,096,074	347,409	$12,477,413
Shares reacquired
Initial Class	(4,471,633)	$(135,201,637)	(5,784,415)	$(204,630,142)
Service Class	(2,180,485)	(64,072,628)	(1,032,539)	(36,527,753)
	(6,652,118)	$(199,274,265)	(6,816,954)	$(241,157,895)
Net change
Initial Class	(3,941,955)	$(119,515,370)	(5,447,510)	$(192,567,702)
Service Class	(1,052,094)	(34,815,873)	107,480	2,647,193
	(4,994,049)	$(154,331,243)	(5,340,030)	$(189,920,509)

(6)	Line of Credit

The fund and other funds managed by MFS participate in a $1 billion unsecured committed line of credit provided by a syndication of banks under a credit agreement. In addition, the fund and other funds managed by MFS have established uncommitted borrowing arrangements with certain banks. Borrowings may be made for temporary financing needs. Interest is charged to each fund, based on its borrowings, generally at a rate equal to the Federal Reserve funds rate plus 0.30%. In addition, a commitment fee, based on the average daily, unused portion of the committed line of credit, is allocated among the participating funds at the end of each calendar quarter. For the year ended December 31, 2008, the fund’s commitment fee and interest expense were $3,807 and $0, respectively, and are included in miscellaneous expense on the Statement of Operations.

18

REPORT OF INDEPENDENT REGISTERED PUBLIC ACCOUNTING FIRM

To the Board of Trustees of MFS Variable Insurance Trust II and the Shareholders of

MFS Blended Research Core Equity Portfolio:

We have audited the accompanying statement of assets and liabilities, including the portfolio of investments, of MFS Blended Research Core Equity Portfolio (the “Fund”) (one of the portfolios comprising MFS Variable Insurance Trust II) as of December 31, 2008, and the related statement of operations for the year then ended, the statements of changes in net assets for each of the two years in the period then ended, and the financial highlights for each of the five years in the period then ended. These financial statements and financial highlights are the responsibility of the Fund’s management. Our responsibility is to express an opinion on these financial statements and financial highlights based on our audits.

We conducted our audits in accordance with the standards of the Public Company Accounting Oversight Board (United States). Those standards require that we plan and perform the audit to obtain reasonable assurance about whether the financial statements and financial highlights are free of material misstatement. The Fund is not required to have, nor were we engaged to perform, an audit of its internal control over financial reporting. Our audits included consideration of internal control over financial reporting as a basis for designing audit procedures that are appropriate in the circumstances, but not for the purpose of expressing an opinion on the effectiveness of the Fund’s internal control over financial reporting. Accordingly, we express no such opinion. An audit also includes examining, on a test basis, evidence supporting the amounts and disclosures in the financial statements, assessing the accounting principles used and significant estimates made by management, as well as evaluating the overall financial statement presentation. Our procedures included confirmation of securities owned as of December 31, 2008, by correspondence with the custodian and brokers. We believe that our audits provide a reasonable basis for our opinion.

In our opinion, the financial statements and financial highlights referred to above present fairly, in all material respects, the financial position of MFS Blended Research Core Equity Portfolio as of December 31, 2008, the results of its operations for the year then ended, the changes in its net assets for each of the two years in the period then ended, and the financial highlights for each of the five years in the period then ended, in conformity with accounting principles generally accepted in the United States of America.

DELOITTE & TOUCHE LLP

Boston, Massachusetts

February 17, 2009

19

TRUSTEES AND OFFICERS – IDENTIFICATION AND BACKGROUND

The Trustees and officers of the Trust, as of February 1, 2009, are listed below, together with their principal occupations during the past five years. (Their titles may have varied during that period.) The address of each Trustee and officer is 500 Boylston Street, Boston, Massachusetts 02116.

Name, Date of Birth	Position(s) Held with Fund	Trustee/Officer Since (1)	Principal Occupations During the Past Five Years and Other Directorships (2)
INTERESTED TRUSTEE
David D. Horn (3) (born 6/07/41)	Trustee	April 1986	Private investor; Sun Life Assurance Company of Canada, Senior Vice President and General Manager for the United States (until 1997); Director (until March 2004)

INDEPENDENT TRUSTEES
J. Kermit Birchfield (born 1/08/40)	Chairman	May 1997	Consultant; Century Partners, Inc. (investments), Director; Displaytech, Inc. (technology), Director; Dessin Fournir LLC (furniture manufacturer), Director (2005 to present); Intermountain Gas Company, Inc. & Intermountain Industries, Inc. (oil & gas exploration and production), Director; Site Watch LLC (software to monitor oil tanks), Managing Director (2006 to present); Juridica Investments (fund investing in judicial matters), Director (2007 to present); HPSC, Inc. (medical financing), Director (until January 2004)

Robert C. Bishop (born 1/13/43)	Trustee	May 2001	AutoImmune, Inc. (pharmaceutical product development), Chairman, President and Chief Executive Officer; Caliper Life Sciences Corp. (laboratory analytical instruments), Director; Millipore Corporation (purification/filtration products), Director; Waterstreet Capital (leverage buyouts), Advisory Board (August 2006 to present); Optobionics Corporation (ophthalmic devices), Director (2002 to 2007)

Frederick H. Dulles (born 3/12/42)	Trustee	May 2001	Ten State International Law PLLC (law firm), Of Counsel (since 2006); Prudential Carolina Real Estate, (real estate), Broker (since 2006); Free Enterprise Foundation, Inc. (research institute), Director & Secretary (until 2008); Disher, Hamrick & Myers Residential, Inc. (real estate) Broker (2005 until 2006); Frederick H. Dulles law practice (until 2006); Ten State Street LLP (law firm), Member (until 2005)

Marcia A. Kean (born 6/30/48)	Trustee	April 2005	Feinstein Kean Healthcare (consulting), Chief Executive Officer

Ronald G. Steinhart (born 6/15/40)	Trustee	May 2001	Private investor; Penske Automotive Group (automotive retailer), Director; Animal Health International, Inc. (animal health products), Director (since 2007); Texas Industries (concrete/aggregates/cement), Director (since 2007); Penson Worldwide, Inc. (securities clearance), Director (since 2006); Carreker Corporation (technology consulting) Director (until 2005); Prentiss Properties Trust (real estate investment trust), Director (until 2006)

Haviland Wright (born 7/21/48)	Trustee	May 2001	Profitability of Hawaii (software), Chief Development Officer (since December 2008); Elixir Technologies Corporation (software) Director (since 2005); Nano Loa Inc. (liquid crystal displays), Director

TRUSTEE EMERITUS
Samuel Adams (born 10/19/25)	Trustee Emeritus		Retired; K&L Gates LLP (law firm), Of Counsel

OFFICERS
Maria F. Dwyer (4) (born 12/01/58)	President	November 2005	Massachusetts Financial Services Company, Executive Vice President and Chief Regulatory Officer (since March 2004) Chief Compliance Officer (since December 2006); Fidelity Management & Research Company, Vice President (prior to March 2004); Fidelity Group of Funds, President and Treasurer (until March 2004)

Christopher R. Bohane (4) (born 1/18/74)	Assistant Secretary and Assistant Clerk	July 2005	Massachusetts Financial Services Company, Vice President and Senior Counsel

John M. Corcoran (4) (born 4/13/65)	Treasurer	October 2008	Massachusetts Financial Services Company, Senior Vice President (since October 2008); State Street Bank and Trust (financial services provider), Senior Vice President, (until September 2008)

Ethan D. Corey (4) (born 11/21/63)	Assistant Secretary and Assistant Clerk	July 2005	Massachusetts Financial Services Company, Senior Vice President and Associate General Counsel (since 2004); Dechert LLP (law firm), Counsel (prior to December 2004)

David L. DiLorenzo (4) (born 8/10/68)	Assistant Treasurer	July 2005	Massachusetts Financial Services Company, Vice President (since June 2005); JP Morgan Investor Services, Vice President (until June 2005)

Timothy M. Fagan (4) (born 7/10/68)	Assistant Secretary and Assistant Clerk	September 2005	Massachusetts Financial Services Company, Vice President and Senior Counsel (since September 2005); John Hancock Advisers, LLC, Vice President, Senior Attorney and Chief Compliance Officer (until August 2005)

20

Trustees and Officers – continued

Name, Date of Birth	Position(s) Held with Fund	Trustee/Officer Since (1)	Principal Occupations During the Past Five Years and Other Directorships (2)
Mark D. Fischer (4) (born 10/27/70)	Assistant Treasurer	July 2005	Massachusetts Financial Services Company, Vice President (since May 2005); JP Morgan Investment Management Company, Vice President (until May 2005)

Robyn L. Griffin (born 7/04/75)	Assistant Independent Chief Compliance Officer	August 2008	Griffin Compliance LLC (provider of compliance services), Principal (since August 2008); State Street Corporation (financial services provider), Mutual Fund Administration Assistant Vice President (October 2006 – July 2008); Liberty Mutual Group (insurance), Personal Market Assistant Controller (April 2006 – October 2006); Deloitte & Touche LLP (professional services firm), Senior Manager (prior to April 2006))

Brian E. Langenfeld (4) (born 3/07/73)	Assistant Secretary and Assistant Clerk	May 2006	Massachusetts Financial Services Company, Vice President and Senior Counsel (since May 2006); John Hancock Advisers, LLC, Assistant Vice President and Counsel (until April 2006)

Ellen Moynihan (4) (born 11/13/57)	Assistant Treasurer	May 1997	Massachusetts Financial Services Company, Senior Vice President

Susan S. Newton (4) (born 3/07/50)	Assistant Secretary and Assistant Clerk	May 2005	Massachusetts Financial Services Company, Senior Vice President and Associate General Counsel (since April 2005); John Hancock Advisers, LLC, Senior Vice President, Secretary and Chief Legal Officer (until April 2005)

Susan A. Pereira (4) (born 11/05/70)	Assistant Secretary and Assistant Clerk	July 2005	Massachusetts Financial Services Company, Vice President and Senior Counsel (since June 2004); Bingham McCutchen LLP (law firm), Associate (until June 2004)

Mark N. Polebaum (4) (born 5/01/52)	Secretary and Clerk	February 2006	Massachusetts Financial Services Company, Executive Vice President, General Counsel and Secretary (since January 2006); Wilmer Cutler Pickering Hale and Dorr LLP (law firm), Partner (until January 2006)

Frank L. Tarantino (born 3/07/44)	Independent Chief Compliance Officer	September 2004	Tarantino LLC (provider of compliance services), Principal (since June 2004); CRA Business Strategies Group (consulting services), Executive Vice President (until June 2004)

Richard S. Weitzel (4) (born 7/16/70)	Assistant Secretary and Assistant Clerk	October 2007	Massachusetts Financial Services Company, Vice President and Assistant General Counsel (since 2004); Massachusetts Department of Business and Technology, General Counsel (until April 2004)

James O. Yost (4) (born 6/12/60)	Assistant Treasurer	April 1992	Massachusetts Financial Services Company, Senior Vice President

(1)	Date first appointed to serve as Trustee/Officer of an MFS fund or a Compass variable account. Each Trustee has served continuously since appointment.

(2)	Directorships or trusteeships of companies required to report to the Securities and Exchange Commission (i.e., “public companies”).

(3)	“Interested person” of the Trust, within the meaning of the Investment Company Act of 1940 (referred to as the 1940 Act), which is the principal federal law governing investment companies like the Trust, as a result of position with Sun Life of Canada (U.S.). The address of Sun Life of Canada (U.S.) is One Sun Life Executive Park, Wellesley Hills, Massachusetts 02481.

(4)	“Interested person” of MFS within the meaning of the 1940 Act. The address of MFS is 500 Boylston Street, Boston, Massachusetts 02116.

The Trust does not hold annual meetings for the purpose of electing Trustees, and Trustees are not elected for fixed terms. Each Trustee and officer holds office until his or her successor is chosen and qualified, or until his or her earlier death, resignation, retirement or removal.

All Trustees currently serve as Trustees of the Trust and have served in that capacity since originally elected or appointed. All of the Trustees are also Managers of the Compass Variable Accounts. The executive officers of the Trust hold similar offices for the Compass Variable Accounts and other funds in the MFS fund complex. As of January 1, 2009, each Trustee serves as a Trustee or Manager of 35 Accounts/Funds.

The Statement of Additional Information contains further information about the Trustees and is available without charge upon request by calling 1-800-752-7215.

Investment Adviser Massachusetts Financial Services Company 500 Boylston Street, Boston, MA 02116-3741	Custodian State Street Bank and Trust 1 Lincoln Street, Boston, MA 02111-2900
Distributor MFS Fund Distributors, Inc. 500 Boylston Street, Boston, MA 02116-3741	Independent Registered Public Accounting Firm Deloitte & Touche LLP 200 Berkeley Street, Boston, MA 02116
Portfolio Manager Matthew Krummell

21

BOARD REVIEW OF INVESTMENT ADVISORY AGREEMENTS

The Investment Company Act of 1940 requires that both the full Board of Trustees and a majority of the non-interested (“independent”) Trustees, voting separately, annually approve the continuation of the investment advisory agreement between MFS Variable Insurance Trust II (the “Trust”) and Massachusetts Financial Services Company (“MFS”) on behalf of the Fund. The Trustees consider matters bearing on the Fund and the advisory arrangements at their meetings throughout the year, including a review of performance data at each regular meeting. In addition, the independent Trustees met in May and again in July 2008 (“contract review meetings”) for the specific purpose of considering whether to approve the continuation of the investment advisory agreement for the Fund. The independent Trustees were assisted in their evaluation of the investment advisory agreement by independent legal counsel, from whom they received separate legal advice and with whom they met separately from MFS management during various contract review meetings. The independent Trustees were also assisted in this process by the Fund’s Independent Chief Compliance Officer, a full-time senior officer appointed by and reporting to the independent Trustees.

In connection with their deliberations, the Trustees, including the independent Trustees, considered such information and factors as they believed, in light of the legal advice furnished to them and their own business judgment, to be relevant. The investment advisory agreement was considered separately for the Fund, although the Trustees also took into account the common interests of all Funds in the Trust in their review. As described below, the Trustees considered the nature, quality, and extent of the various investment advisory, administrative, and shareholder services performed by MFS under the existing investment advisory agreement and other arrangements with the Trust.

In connection with their contract review meetings, the Trustees received and relied upon materials which included, among other items: (i) information provided by Lipper Inc. on the investment performance of the Fund for various time periods ended December 31, 2007, compared to the investment performance of a group of funds with substantially similar investment classifications/objectives (the “Lipper performance universe”), (ii) information provided by Lipper Inc. on the Fund’s advisory fees and other expenses compared to the advisory fees and other expenses of comparable funds identified by Lipper (the “Lipper expense group”), (iii) information provided by MFS on the advisory fees of comparable portfolios of its other clients, including institutional separate account and other clients, (iv) information as to whether expense waivers, reimbursements or fee “breakpoints” are observed for the Fund, (v) information regarding MFS’ financial results and financial condition, including MFS’ and certain of its affiliates’ estimated profitability from services performed for the Fund, (vi) MFS’ views regarding the outlook for the mutual fund industry and its strategic business plans, (vii) descriptions of various functions performed by MFS for the Trust, such as compliance monitoring and portfolio trading practices, and (viii) information regarding the overall organization of MFS, including information about MFS’ senior management and other personnel providing investment advisory, administrative and other services to the Fund. The comparative performance, fee and expense information prepared and provided by Lipper Inc. was not independently verified, and the independent Trustees did not independently verify any information provided to them by MFS.

The Trustees’ conclusion as to the continuation of the investment advisory agreement was based on comprehensive consideration of all information provided to the Trustees and not the result of any single factor. Some of the factors that figured particularly in the Trustees’ deliberations are described below for the Fund, while individual Trustees may have given different weight to various factors and evaluated the information presented as a whole differently than another Trustee. The Trustees recognized that the fee arrangements for the Fund reflect years of review and discussion between the independent Trustees and MFS, that certain aspects of such arrangements may receive greater scrutiny in some years than others, and that the Trustees’ conclusions may be based, in part, on their consideration of these same arrangements during the course of the year and in prior years.

Based on information provided by Lipper Inc., the Trustees compared the Fund’s total return investment performance to the performance of a peer group of funds over various time periods. The Trustees placed particular emphasis on the total return performance of the Fund’s Initial Class shares in comparison to the performance of funds in its Lipper performance universe over the one-, three- and five-year periods. The Trustees did not rely on performance results for more recent periods, including those shown elsewhere in this report.

The Trustees noted the performance of the Fund’s Initial Class shares was in the 3rd quintile relative to the other funds in the Lipper Classification Index for the one-year period (the 1st quintile being the best performers and the 5th quintile being the worst performers). The total return performance of the Fund was in the 2nd quintile for the three-year period and the 3rd quintile for the five-year period ended December 31, 2007, relative to the Lipper performance universe. Based on the nature and quality of services provided by MFS, the Board of Trustees concluded that the Fund’s performance was satisfactory.

In the course of their deliberations, the Trustees took into account information provided by MFS during contract review meetings, as well as during investment review meetings conducted with portfolio management personnel during the course of the year.

22

Board Review of Investment Advisory Agreements – continued

In assessing the reasonableness of the Fund’s advisory fee, the Trustees considered, among other information, the Fund’s advisory fee and the total expense ratio of the Fund’s Initial Class shares as a percentage of average daily net assets, compared to the advisory fee and total expense ratios of its peer group of funds based on information provided by Lipper Inc. The Trustees also considered the advisory fees charged by MFS to institutional accounts. In comparing these fees, the Trustees considered the generally broader scope of services provided by MFS to the Trust than those provided to institutional accounts. The Trustees also considered the higher demands placed on MFS’ investment personnel and trading infrastructure as a result of the daily cash in-flows and out-flows of the Fund, and the impact on MFS and related expenses due to the more extensive regulatory regime to which the Fund is subject, compared to institutional accounts.

In considering the fees, the Trustees noted from the Lipper data that the Fund’s effective advisory fee rate and total expense ratio were each approximately at the median of such fees and expenses of funds in the Lipper expense group. In addition, the Trustees noted that MFS currently observes an expense limitation for the Fund. They noted that the Fund’s advisory fee rate schedule is not currently subject to any breakpoints. However, the Trustees concluded that the fees were reasonable in light of the nature and quality of services provided by MFS, and determined not to recommend any advisory fee breakpoints for the Fund at this time.

The Trustees also considered information prepared by MFS relating to its costs and profits with respect to the Fund and other investment companies and accounts advised by MFS, as well as MFS’ methodologies used to determine and allocate its costs to the Fund and other accounts and products for purposes of estimating profitability.

After reviewing these and other factors described below, the Trustees concluded that the advisory fees charged to the Fund represent reasonable compensation in light of the nature and quality of the services being provided by MFS.

In addition, the Trustees considered MFS’ resources and related efforts to continue to retain, attract and motivate capable personnel to serve the Fund. The Trustees also considered the financial resources of MFS and its parent, Sun Life Financial Inc. The Trustees further considered any advantages and possible disadvantages of having an adviser which also serves other investment companies as well as institutional accounts.

The Trustees also considered the nature, quality, cost, and extent of administrative, transfer agency, and distribution services provided to the Fund by MFS and its affiliates under agreements and plans other than the investment advisory agreement, including the 12b-1 fees the Fund pays to MFS Fund Distributors, Inc., an affiliate of MFS. The Trustees also considered the nature, extent and quality of certain other services MFS performs or arranges on the Fund’s behalf, which may include securities lending programs, directed expense payment programs, class action recovery programs, and MFS’ interaction with third-party service providers, principally custodians and sub-custodians. The Trustees concluded that the various non-advisory services provided by MFS and its affiliates on behalf of the Fund were satisfactory. The Trustees also considered the benefits to MFS from the use of the Fund’s portfolio brokerage commissions to pay for research and other similar services and various other factors. Additionally, the Trustees considered so-called “fall-out benefits” to MFS such as reputational value derived from serving as investment manager to the Trust, and determined that any such benefits derived by MFS were reasonable and fair.

Based on their evaluation of factors that they deemed to be material, including those factors described above, the Board of Trustees, including a majority of the independent Trustees, concluded that the investment advisory agreement should be continued for an additional one-year period, commencing September 1, 2008.

A discussion regarding the Board’s most recent review and renewal of the fund’s Investment Advisory Agreement with MFS is available by clicking on the fund’s name under “Variable Insurance Portfolios-VIT II” in the “Products & Performance” section on the MFS Web site (mfs.com).

23

PROXY VOTING POLICIES AND INFORMATION

A general description of the MFS funds’ proxy voting policies and procedures is available without charge, upon request, by calling 1-800-225-2606, by visiting the Proxy Voting section of mfs.com or by visiting the SEC’s Web site at http://www.sec.gov.

Information regarding how the fund voted proxies relating to portfolio securities during the most recent twelve-month period ended June 30 is available without charge by visiting the Proxy Voting section of mfs.com or by visiting the SEC’s Web site at http://www.sec.gov.

QUARTERLY PORTFOLIO DISCLOSURE

The fund will file a complete schedule of portfolio holdings with the Securities and Exchange Commission (the Commission) for the first and third quarters of each fiscal year on Form N-Q. The fund’s Form N-Q may be reviewed and copied at the:

Public Reference Room

Securities and Exchange Commission

100 F Street, NE, Room 1580

Washington, D.C. 20549

Information on the operation of the Public Reference Room may be obtained by calling the Commission at 1-800-SEC-0330. The fund’s Form N-Q is available on the EDGAR database on the Commission’s Internet Web site at http://www.sec.gov, and copies of this information may be obtained, upon payment of a duplicating fee, by electronic request at the following e-mail address: publicinfo@sec.gov or by writing the Public Reference Section at the above address.

FEDERAL TAX INFORMATION (unaudited)

The following information is provided pursuant to provisions of the Internal Revenue Code.

For corporate shareholders, 100% of the ordinary income dividends paid during the fiscal year qualify for the corporate dividends received deduction.

24

MFS® PRIVACY NOTICE

Privacy is a concern for every investor today. At MFS Investment Management® and the MFS funds, we take this concern very seriously. We want you to understand our policies about the investment products and services that we offer, and how we protect the nonpublic personal information of investors who have a direct relationship with us and our wholly owned subsidiaries.

Throughout our business relationship, you provide us with personal information. We maintain information and records about you, your investments, and the services you use. Examples of the nonpublic personal information we maintain include

•	data from investment applications and other forms
•	share balances and transactional history with us, our affiliates, or others
•	facts from a consumer reporting agency

We do not disclose any nonpublic personal information about our customers or former customers to anyone, except as permitted by law. We may share nonpublic personal information with third parties or certain of our affiliates in connection with servicing your account or processing your transactions. We may share information with companies or financial institutions that perform marketing services on our behalf or with other financial institutions with which we have joint marketing arrangements, subject to any legal requirements.

Authorization to access your nonpublic personal information is limited to appropriate personnel who provide products, services, or information to you. We maintain physical, electronic, and procedural safeguards to help protect the personal information we collect about you.

If you have any questions about the MFS privacy policy, please call 1-800-225-2606 any business day between 8 a.m. and 8 p.m. Eastern time.

Note: If you own MFS products or receive MFS services in the name of a third party such as a bank or broker-dealer, their privacy policy may apply to you instead of ours.

25

MFS INVESTMENT MANAGEMENT

MFS® Global Research Portfolio

(formerly MFS® Research Portfolio)

MFS® Variable Insurance Trust II

Annual report

12/31/08

RES-ANN

MFS® GLOBAL RESEARCH PORTFOLIO

(formerly MFS® Research Portfolio)

The report is prepared for the general information of contract owners. It is authorized for distribution to prospective investors only when preceded or accompanied by a current prospectus.

NOT FDIC INSURED • MAY LOSE VALUE • NO BANK GUARANTEE • NOT A DEPOSIT • NOT INSURED BY ANY FEDERAL GOVERNMENT AGENCY OR NCUA/NCUSIF

LETTER FROM THE CEO

Dear Contract Owners:

The market downturns and economic setbacks of late probably rank among the worst financial declines most of us have experienced. Inevitably, people may be questioning their commitment to investing. Still, it is important to remember that downturns are an inescapable part of the business cycle. Such troughs have been seen before, and if we can use history as a guide, market recoveries typically have followed.

Recent events have clearly shown us the value of certain types of investments. In this environment, two of the hallmarks of mutual funds — transparency and liquidity — have become critically important. Unlike some other types of investments, the operations of mutual funds are relatively transparent to their shareholders. With their daily redemption feature, mutual funds also generally provide easy, convenient access to one’s money. Through these recent market upheavals, this level of liquidity enhanced the ability of mutual fund investors to respond and modify their investments as they and their advisors saw fit — a flexibility that those in less liquid investments simply did not have at their disposal.

At MFS® we take particular pride in how well mutual funds can serve investors because we invented the mutual fund in the United States. Established in 1924, Massachusetts Investors Trust was the nation’s first fund. Recent market events only reinforce what we have learned through 85 years — that mutual funds provide unique features that are important to investors in any type of market climate.

Respectfully,

Robert J. Manning

Chief Executive Officer and Chief Investment Officer

MFS Investment Management®

February 17, 2009

The opinions expressed in this letter are subject to change, may not be relied upon for investment advice, and no forecasts can be guaranteed.

Before investing, consider the fund’s investment objectives, risks, charges, and expenses. For a prospectus containing this and other information, contact your investment professional or view online. Read it carefully.

MFS Fund Distributors, Inc., 500 Boylston Street, Boston, MA 02116

1

PORTFOLIO COMPOSITION

Portfolio structure

Top ten holdings
Chevron Corp.	2.7%
TOTAL S.A.	2.2%
Royal Dutch Shell PLC, “A”	2.1%
Roche Holding AG	2.1%
Siemens AG	2.0%
Nestle S.A.	1.9%
Merck KGaA	1.9%
Danaher Corp.	1.8%
AT&T, Inc.	1.6%
Wal-Mart Stores, Inc.	1.5%

Equity sectors
Financial Services	18.7%
Energy	11.9%
Utilities & Communications	11.8%
Health Care	11.0%
Technology	10.4%
Consumer Staples	8.0%
Retailing	7.8%
Industrial Goods & Services	5.4%
Basic Materials	4.4%
Special Products & Services	3.3%
Transportation	2.6%
Autos & Housing	2.0%
Leisure	0.7%

Country weightings
United States	46.7%
United Kingdom	7.2%
France	6.9%
Switzerland	6.8%
Germany	5.8%
Japan	4.9%
Italy	2.7%
Canada	2.3%
Taiwan	1.7%
Other Countries	15.0%

Percentages are based on net assets as of 12/31/08.

The portfolio is actively managed and current holdings may be different.

2

MANAGEMENT REVIEW

Summary of Results

For the twelve months ended December 31, 2008, Initial Class shares of the MFS Global Research Portfolio (the “fund”) provided a total return of –36.43%, while Service Class shares of the fund provided a total return of –36.57%. These returns include the impact of a material class action settlement received by the fund during the reporting period (see Performance Summary for details). Prior to October 6, 2008, MFS primarily invested the fund’s assets in U.S. equity securities. Effective October 6, 2008, MFS primarily invests the fund’s assets in U.S. and foreign equity securities, including emerging market equity securities. Effective October 6, 2008, the fund also changed its name from the MFS Research Portfolio to the MFS Global Research Portfolio, and its benchmark from the S&P 500 Stock Index to the MSCI All Country World Index, to better reflect the fund’s new global investment strategy. For the twelve month reporting period, the MSCI All Country World Index generated a return of –41.85%, while the S&P 500 Stock Index generated a return of –37.00%.

Market Environment

The U.S. economy and financial markets experienced significant deterioration and extraordinary volatility over the reporting period. U.S. economic growth slowed significantly, despite the short-term bounce from the second quarter fiscal stimulus. Strong domestic headwinds included accelerated deterioration in the housing market, anemic corporate investment, a rapidly declining job market, and a much tighter credit environment. During the period, a seemingly continuous series of tumultuous financial events hammered markets, including: the distressed sale of failing Bear Stearns to JPMorgan, the conservatorship of Government Sponsored Enterprises (GSEs) Fannie Mae and Freddie Mac, the bankruptcy of investment bank Lehman Brothers, the Federal Reserve Bank’s complex intervention of insurance company American International Group (AIG), the nationalization of several large European banks, the failure of Washington Mutual, and the distressed sale of Wachovia. As a result of this barrage of turbulent news, global equity markets pushed significantly lower and credit markets witnessed the worst dislocation since the beginning of the credit crisis. Though conditions improved towards the end of the period, the state of financial and macroeconomic dislocation remained severe.

While reasonably resilient during the first half of the period, the global economy and financial system increasingly experienced considerable negative spillovers from the U.S. slowdown. Not only did Europe and Japan show obvious signs of economic softening, the more powerful engine of global growth – emerging markets – also displayed weakening dynamics.

During the reporting period, the U.S. Federal Reserve Board cut interest rates aggressively and introduced a multitude of new lending facilities to alleviate ever-tightening credit markets, while the U.S. federal government moved quickly to design and implement a meaningful fiscal stimulus package. Although several other global central banks also cut rates, the dilemma of rising energy and food prices heightened concerns among central bankers that inflationary expectations might become unhinged despite weaker growth. Only later in the reporting period did slowing global growth result in a very precipitous decline in commodity prices, which significantly eased inflation and inflationary expectations. As inflationary concerns diminished in the face of global deleveraging, and equity and credit markets deteriorated more sharply, a coordinated rate cut marked the beginning of much more aggressive easing by the major global central banks.

Contributors to Performance

Security selection in the financial services sector boosted performance relative to the MSCI All Country World Index. Financial services firm JPMorgan Chase and insurance company Chubb Corp. were among the fund’s top relative contributors. The fund’s positioning in banking operator Wells Fargo also benefited relative results as the stock outperformed the benchmark during the reporting period.

A combination of stock selection and an overweighted position in the retailing sector contributed to relative returns. Discount retailer Family Dollar Stores (g) and retail giant Wal-Mart were strong relative contributors in this sector. Wal-Mart delivered strong returns over the reporting period driven by the company’s significant growth from its proven business model. The stock was also aided by the firm’s recent refocus on “price leadership” which led to a significant improvement in sales.

In the consumer staples sector, a combination of stock selection and an overweighted position also had a positive impact on relative performance. Soft-drink maker PepsiCo was among the fund’s top relative contributors within this sector.

Stocks in other sectors that aided relative returns included integrated energy company Chevron, computer maker IBM (g), and biotechnology firm Genzyme. Shares of Genzyme fared better than the sector overall due to strong sales growth in its drug products, particularly a significant jump, in the latter part of the reporting period, in sales of its rare genetic disorder drug Myozyme. Elsewhere, the fund’s positioning in integrated oil company TOTAL (France) also aided relative results as the stock enabled the fund to capture a positive contribution during the period we held this position.

During the reporting period, the fund’s currency exposure was a contributor to relative performance. All of MFS’ investment decisions are driven by the fundamentals of each individual opportunity and as such, it is common for our portfolios to have different currency exposure than the benchmark.

3

Management Review – continued

Detractors from Performance

Stock selection in the health care sector was the principal detractor from the fund’s relative performance. No individual stocks within this sector were among the fund’s top relative detractors.

An underweighted position in the leisure sector also hindered relative returns. No individual stocks within this sector were top relative detractors for the reporting period.

Security selection in the special products and services sector held back relative results. Information technology services provider Satyam Computer Services (India) (g) had a negative impact on relative performance as the stock underperformed the benchmark.

Although the financial services sector was the top contributing sector to relative returns overall, several individual securities within this sector hurt results. These included financial services firms, BNP Paribas (France), Unicredito Italiano (Italy) (g), Barclays (United Kingdom), Erste Group Bank (Austria) (g), and Sumitomo Mitsui Financial Group (Japan).

Several individual securities in other sectors that negatively affected relative performance included mining company Teck Cominco (Canada) (g), integrated oil company Exxon Mobil (g), industrial machinery manufacturer Bucyrus International (aa), and flash memory storage products maker SanDisk. Shares of SanDisk declined as the economy worsened, resulting in softer sales. In addition, Samsung Electronics, which had bid for SanDisk, withdrew its offer after it was rejected by management as inadequate.

Respectfully,

Michael Cantara	Jose Luis Garcia
Portfolio Manager	Portfolio Manager

Note to Shareholders: Effective October 6, 2008, Michael Cantara became a co-manager of the fund and the fund name was changed from MFS Research Portfolio to MFS Global Research Portfolio.

(aa)	Security is not a benchmark constituent.
(g)	Security was not held in the portfolio at period end.

The views expressed in this report are those of the portfolio managers only through the end of the period of the report as stated on the cover and do not necessarily reflect the views of MFS or any other person in the MFS organization. These views are subject to change at any time based on market or other conditions, and MFS disclaims any responsibility to update such views. These views may not be relied upon as investment advice or an indication of trading intent on behalf of any MFS portfolio. References to specific securities are not recommendations of such securities, and may not be representative of any MFS portfolio’s current or future investments.

4

PERFORMANCE SUMMARY THROUGH 12/31/08

The following chart illustrates the historical performance of the fund in comparison to its benchmark(s). Benchmark comparisons are unmanaged; do not reflect any fees or expenses; and cannot be invested in directly. The performance of other share classes will be greater than or less than that of the class depicted below. (See Notes to Performance Summary.)

Performance data shown represents past performance and is no guarantee of future results. Investment return and principal value fluctuate so your units, when sold, may be worth more or less than the original cost; current performance may be lower or higher than quoted. The performance shown does not reflect the deduction of taxes, if any, that a contract holder would pay on fund distributions or the redemption of contract units. The returns for the fund shown also do not reflect the deduction of expenses associated with variable products, such as mortality and expense risk charges, separate account charges, and sales charges imposed by the insurance company separate accounts. Such expenses would reduce the overall returns shown.

Growth of a hypothetical $10,000 investment

Total rates of return through 12/31/08

Average Annual Total Returns

Share class	Class inception date	1-yr	5-yr	10-yr
Initial Class	11/07/94	(36.43)%	(0.09)%	(1.33)%
Service Class	8/24/01	(36.57)%	(0.33)%	(1.52)%

Comparative Benchmarks

MSCI All Country World Index (f)	(41.85)%	0.44%	0.23%
Standard & Poor’s 500 Stock Index (e)(f)	(37.00)%	(2.19)%	(1.38)%

(e)	Effective October 6, 2008, the fund changed its benchmark from the Standard & Poor’s 500 Stock Index to the MSCI All Country World Index because it is believed that it more closely corresponds to the fund’s new global investment strategy.

(f)	Source: FactSet Research Systems, Inc.

Included in the Initial Class and Service Class total returns for the year ended December 31, 2008 are proceeds received from a non-recurring litigation settlement with Enron Corp., had these proceeds not been included the 1-yr total returns would have each been lower by approximately 0.86%.

Benchmark Definitions

MSCI All Country World Index – a market capitalization-weighted index that is designed to measure equity market performance in the global developed and emerging markets.

Standard & Poor’s 500 Stock Index – a market capitalization-weighted index of 500 widely held equity securities, designed to measure broad U.S. equity performance.

It is not possible to invest directly in an index.

5

Performance Summary – continued

Notes to Performance Summary

Performance for the Service Class includes the performance of the fund’s Initial Class for periods prior to their offering. Because Service Class expenses are higher than those of Initial Class, performance shown for Service Class is higher than it would have been had it been offered for the entire period. Performance has not been adjusted to take into account differences in class specific operating expenses (such as Rule 12b-1 fees). Please see the prospectus for additional information about performance and expenses.

Performance results reflect any applicable expense subsidies and waivers in effect during the periods shown. Without such subsidies and waivers the fund’s performance results would be less favorable. Please see the prospectus for complete details. All results are historical and assume the reinvestment of any dividends and capital gains distributions.

Prior to October 6, 2008, MFS primarily invested the fund’s assets in U.S. equity securities. Effective October 6, 2008, MFS primarily invests the fund’s assets in U.S. and foreign equity securities, including emerging market equity securities.

From time to time the fund may receive proceeds from litigation settlements, without which performance would be lower.

6

EXPENSE TABLE

Fund Expenses Borne by the Contract Holders During the Period,

July 1, 2008 through December 31, 2008

As a contract holder of the fund, you incur ongoing costs, including management fees; distribution (12b-1) fees; and other fund expenses. This example is intended to help you understand your ongoing costs (in dollars) of investing in the fund and to compare these costs with the ongoing costs of investing in other mutual funds.

The example is based on an investment of $1,000 invested at the beginning of the period and held for the entire period July 1, 2008 through December 31, 2008.

Actual Expenses

The first line for each share class in the following table provides information about actual account values and actual expenses. You may use the information in this line, together with the amount you invested, to estimate the expenses that you paid over the period. Simply divide your account value by $1,000 (for example, an $8,600 account value divided by $1,000 = 8.6), then multiply the result by the number in the first line under the heading entitled “Expenses Paid During Period” to estimate the expenses you paid on your account during this period.

Hypothetical Example for Comparison Purposes

The second line for each share class in the following table provides information about hypothetical account values and hypothetical expenses based on the fund’s actual expense ratio and an assumed rate of return of 5% per year before expenses, which is not the fund’s actual return. The hypothetical account values and expenses may not be used to estimate the actual ending account balance or expenses you paid for the period. You may use this information to compare the ongoing costs of investing in the fund and other funds. To do so, compare this 5% hypothetical example with the 5% hypothetical examples that appear in the shareholder reports of the other funds.

Please note that the expenses shown in the table are meant to highlight the fund’s ongoing costs only and do not take into account the fees and expenses imposed under the variable contracts through which your investment in the fund is made. Therefore, the second line for each share class in the table is useful in comparing ongoing costs associated with an investment in vehicles (such as the fund) which fund benefits under variable annuity and variable life insurance contracts and to qualified pension and retirement plans only, and will not help you determine the relative total costs of investing in the fund through variable annuity and variable life insurance contracts. If the fees and expenses imposed under the variable contracts were included, your costs would have been higher.

Share Class		Annualized Expense Ratio	Beginning Account Value 7/01/08	Ending Account Value 12/31/08	Expenses Paid During Period (p) 7/01/08-12/31/08
Initial Class	Actual	0.89%	$1,000.00	$701.48	$3.81
	Hypothetical (h)	0.89%	$1,000.00	$1,020.66	$4.52
Service Class	Actual	1.14%	$1,000.00	$700.80	$4.87
	Hypothetical (h)	1.14%	$1,000.00	$1,019.41	$5.79

(h)	5% class return per year before expenses.

(p)	Expenses paid is equal to each class’ annualized expense ratio, as shown above, multiplied by the average account value over the period, multiplied by the number of days in the period, divided by the number of days in the year.

7

PORTFOLIO OF INVESTMENTS – 12/31/08

The Portfolio of Investments is a complete list of all securities owned by your fund. It is categorized by broad-based asset classes.

Issuer	Shares/Par	Value ($)

COMMON STOCKS – 98.0%
Aerospace – 0.9%
Lockheed Martin Corp.	15,870	$1,334,350

Apparel Manufacturers – 1.9%
Li & Fung Ltd.	266,000	$455,791
LVMH Moet Hennessy Louis Vuitton S.A.	11,970	804,217
NIKE, Inc., “B”	31,180	1,590,180

		$2,850,188

Biotechnology – 1.7%
Actelion Ltd. (a)	22,445	$1,264,131
Genzyme Corp. (a)	20,790	1,379,832

		$2,643,963

Broadcasting – 0.7%
WPP Group PLC	177,906	$1,037,057

Brokerage & Asset Managers – 0.5%
Invesco Ltd.	48,800	$704,672

Business Services – 0.4%
Mitsubishi Corp.	40,000	$561,538

Chemicals – 0.4%
PPG Industries, Inc.	14,460	$613,538

Computer Software – 1.7%
Oracle Corp. (a)	80,070	$1,419,641
VeriSign, Inc. (a)	59,470	1,134,688

		$2,554,329

Computer Software – Systems – 3.1%
Acer, Inc.	792,000	$1,038,413
Apple, Inc. (a)	24,860	2,121,801
Hewlett-Packard Co.	44,670	1,621,074

		$4,781,288

Conglomerates – 2.9%
Keppel Corp. Ltd.	439,000	$1,330,550
Siemens AG	41,590	3,115,110

		$4,445,660

Construction – 2.0%
CRH PLC	19,840	$500,715
Geberit AG	7,202	775,880
Pulte Homes, Inc.	89,930	982,935
Stanley Works	25,250	861,025

		$3,120,555

Consumer Goods & Services – 2.1%
Colgate-Palmolive Co.	25,880	$1,773,815
Hengan International Group Co. Ltd.	166,000	533,328
Kimberly-Clark de Mexico S.A. de C.V., “A”	272,240	895,442

		$3,202,585

Containers – 1.2%
Brambles Ltd.	339,980	$1,766,584

Issuer	Shares/Par	Value ($)

COMMON STOCKS – continued
Electrical Equipment – 1.8%
Danaher Corp.	48,350	$2,737,094

Electronics – 2.6%
Intel Corp.	69,720	$1,022,095
Samsung Electronics Co. Ltd.	2,895	1,051,226
SanDisk Corp. (a)(l)	99,060	950,976
Taiwan Semiconductor Manufacturing Co. Ltd., ADR	112,690	890,251

		$3,914,548

Energy – Independent – 1.0%
Galp Energia SGPS S.A., “B”	61,520	$619,324
Tullow Oil PLC	97,415	932,202

		$1,551,526

Energy – Integrated – 8.9%
Chevron Corp.	55,870	$4,132,704
Hess Corp.	18,540	994,486
Marathon Oil Corp.	67,020	1,833,667
Royal Dutch Shell PLC, “A”	124,190	3,246,367
TOTAL S.A.	62,080	3,384,457

		$13,591,681

Engineering – Construction – 0.9%
Fluor Corp.	31,950	$1,433,597

Food & Beverages – 5.3%
Coca-Cola Co.	42,510	$1,924,428
Groupe Danone	26,203	1,581,481
Nestle S.A.	74,114	2,921,024
PepsiCo, Inc.	29,960	1,640,909

		$8,067,842

Food & Drug Stores – 1.7%
CVS Caremark Corp.	56,570	$1,625,822
Lawson, Inc.	15,700	905,452

		$2,531,274

General Merchandise – 1.5%
Wal-Mart Stores, Inc.	41,460	$2,324,248

Insurance – 4.5%
ACE Ltd.	29,540	$1,563,257
AXA	78,490	1,749,911
Chubb Corp.	31,230	1,592,730
MetLife, Inc.	58,390	2,035,475

		$6,941,373

Internet – 0.8%
Google, Inc., “A” (a)	4,230	$1,301,360

Machinery & Tools – 1.8%
Assa Abloy AB, “B”	87,630	$994,291
Bucyrus International, Inc.	47,380	877,478
Glory Ltd.	42,400	829,289

		$2,701,058

8

Portfolio of Investments – continued

Issuer	Shares/Par	Value ($)

COMMON STOCKS – continued
Major Banks – 11.4%
Bank of America Corp.	57,030	$802,982
Bank of New York Mellon Corp.	65,556	1,857,201
Barclays PLC	319,030	719,229
BNP Paribas	26,150	1,099,581
DBS Group Holdings Ltd.	173,000	1,011,043
Hang Seng Bank Ltd.	52,500	693,397
Intesa Sanpaolo S.p.A.	466,682	1,680,957
JPMorgan Chase & Co.	53,600	1,690,008
Standard Chartered PLC	111,107	1,420,315
State Street Corp.	41,600	1,636,128
Sumitomo Mitsui Financial Group, Inc.	373	1,615,747
Unibanco-Uniao de Bancos Brasileiros S.A., ADR	31,290	2,021,960
Wells Fargo & Co.	42,350	1,248,478

		$17,497,026

Medical Equipment – 2.8%
Medtronic, Inc.	55,510	$1,744,124
Straumann Holding AG	100	17,614
Synthes, Inc.	6,160	778,662
Waters Corp. (a)	20,900	765,985
Zimmer Holdings, Inc. (a)	25,350	1,024,647

		$4,331,032

Metals & Mining – 1.5%
BHP Billiton PLC	69,220	$1,303,889
Cameco Corp.	40,600	700,350
Rio Tinto Ltd.	11,700	253,502

		$2,257,741

Natural Gas – Distribution – 1.3%
Gaz de France	39,540	$1,958,298

Network & Telecom – 2.2%
High Tech Computer Corp.	68,000	$685,933
Nokia Corp., ADR	92,170	1,437,852
Research in Motion Ltd. (a)	32,077	1,301,685

		$3,425,470

Oil Services – 2.0%
National Oilwell Varco, Inc. (a)	34,640	$846,602
Saipem S.p.A.	68,270	1,146,346
Schlumberger Ltd.	24,340	1,030,312

		$3,023,260

Other Banks & Diversified Financials – 2.3%
China Construction Bank	1,402,000	$775,850
UBS AG (a)	101,075	1,465,971
Unione di Banche Italiane ScpA	87,760	1,270,140

		$3,511,961

Pharmaceuticals – 6.5%
Allergan, Inc.	51,460	$2,074,867
Merck & Co., Inc.	59,130	1,797,552
Merck KGaA	31,760	2,887,541
Roche Holding AG	20,600	3,171,034

		$9,930,994

Issuer	Shares/Par	Value ($)

COMMON STOCKS – continued
Railroad & Shipping – 1.1%
East Japan Railway Co.	209	$1,632,253

Specialty Chemicals – 1.3%
Akzo Nobel N.V.	21,640	$892,376
Linde AG	9,330	789,537
Praxair, Inc.	6,420	381,091

		$2,063,004

Specialty Stores – 2.7%
Abercrombie & Fitch Co., “A”	38,500	$888,195
Esprit Holdings Ltd.	167,500	954,755
Nordstrom, Inc.	52,900	704,099
Staples, Inc.	47,090	843,853
Tiffany & Co.	30,200	713,626

		$4,104,528

Telecommunications – Wireless – 2.7%
America Movil S.A.B. de C.V., “L”, ADR	30,620	$948,914
Rogers Communications, Inc., “B”	33,910	1,020,013
Vodafone Group PLC	1,040,490	2,094,625

		$4,063,552

Telephone Services – 3.8%
AT&T, Inc.	84,330	$2,403,405
BCE, Inc.	26,100	534,789
China Unicom Ltd.	588,000	715,300
Telefonica S.A.	94,170	2,110,864

		$5,764,358

Tobacco – 0.6%
Japan Tobacco, Inc.	299	$990,110

Trucking – 1.5%
FedEx Corp.	21,370	$1,370,886
Yamato Holdings Co. Ltd.	74,000	964,908

		$2,335,794

Utilities – Electric Power – 4.0%
E.ON AG	51,826	$2,095,696
FirstEnergy Corp.	24,640	1,197,011
PG&E Corp.	37,900	1,467,109
PPL Corp.	46,590	1,429,847

		$6,189,663

Total Common Stocks (Identified Cost, $193,230,451)		$149,790,952

	Strike Price	First Exercise

RIGHTS – 0.1%
Major Banks – 0.1%
DBS Group Holdings Ltd. (1 share for 1 right) (Identified Cost, $328,714) (a)	$5.42	1/06/09	86,500	$187,732

9

Portfolio of Investments – continued

Issuer	Shares/Par	Value ($)

REPURCHASE AGREEMENTS – 1.9%
Goldman Sachs, 0.01%, dated 12/31/08, due 1/02/09, total to be received $1,641,001 (secured by U.S. Treasury and Federal Agency obligations and Mortgage Backed securities in a jointly traded account)	$1,641,000	$1,641,000
Morgan Stanley, 0.02%, dated 12/31/08, due 1/02/09, total to be received $1,264,001 (secured by U.S. Treasury and Federal Agency obligations and Mortgage Backed securities in a jointly traded account)	1,264,000	1,264,000

Total Repurchase Agreements, at Cost		$2,905,000

Issuer	Shares/Par	Value ($)

COLLATERAL FOR SECURITIES LOANED – 0.1%
Navigator Securities Lending Prime Portfolio, at Cost and Net Asset Value	141,417	$141,417

Total Investments (Identified Cost, $196,605,582)		$153,025,101

OTHER ASSETS, LESS LIABILITIES – (0.1)%		(154,436)

Net Assets – 100.0%		$152,870,665

(a)	Non-income producing security.

(l)	All or a portion of this security is on loan.

The following abbreviations are used in this report and are defined:

ADR	American Depository Receipt

See Notes to Financial Statements

10

FINANCIAL STATEMENTS  |  STATEMENT OF ASSETS AND LIABILITIES

This statement represents your fund’s balance sheet, which details the assets and liabilities comprising the total value of the fund.

At 12/31/08
Assets
Investments, at value, including $142,906 of securities on loan (identified cost, $196,605,582)	$153,025,101
Cash	360
Foreign currency, at value (identified cost, $58,034)	58,354
Receivable for fund shares sold	13,394
Interest and dividends receivable	238,607
Other assets	8,409
Total assets		$153,344,225
Liabilities
Payable for fund shares reacquired	$239,292
Collateral for securities loaned, at value	141,417
Payable to affiliates
Management fee	6,149
Distribution fees	244
Administrative services fee	429
Payable for trustees’ compensation	263
Accrued expenses and other liabilities	85,766
Total liabilities		$473,560
Net assets		$152,870,665
Net assets consist of
Paid-in capital	$375,245,133
Unrealized appreciation (depreciation) on investments and translation of assets and liabilities in foreign currencies	(43,582,924)
Accumulated net realized gain (loss) on investments and foreign currency transactions	(181,268,463)
Undistributed net investment income	2,476,919
Net assets		$152,870,665
Shares of beneficial interest outstanding		11,502,615
Initial Class shares
Net assets	$134,671,867
Shares outstanding	10,124,567
Net asset value per share		$13.30
Service Class shares
Net assets	$18,198,798
Shares outstanding	1,378,048
Net asset value per share		$13.21

See Notes to Financial Statements

11

FINANCIAL STATEMENTS  |  STATEMENT OF OPERATIONS

This statement describes how much your fund earned in investment income and accrued in expenses. It also describes any gains and/or losses generated by fund operations.

Year ended 12/31/08
Net investment income
Income
Dividends	$4,348,668
Interest	146,576
Foreign taxes withheld	(100,066)
Total investment income		$4,395,178
Expenses
Management fee	$1,712,581
Distribution fees	60,898
Administrative services fee	69,222
Trustees’ compensation	31,168
Custodian fee	66,256
Shareholder communications	32,999
Auditing fees	42,911
Legal fees	7,128
Miscellaneous	21,685
Total expenses		$2,044,848
Fees paid indirectly	(607)
Net expenses		$2,044,241
Net investment income		$2,350,937
Realized and unrealized gain (loss) on investments and foreign currency transactions
Realized gain (loss) (identified cost basis)
Investment transactions (s)	$(35,182,708)
Written option transactions	92,348
Foreign currency transactions	149,455
Net realized gain (loss) on investments and foreign currency transactions		$(34,940,905)
Change in unrealized appreciation (depreciation)
Investments	$(63,342,384)
Translation of assets and liabilities in foreign currencies	(2,668)
Net unrealized gain (loss) on investments and foreign currency translation		$(63,345,052)
Net realized and unrealized gain (loss) on investments and foreign currency		$(98,285,957)
Change in net assets from operations		$(95,935,020)

(s)	Includes proceeds received from a non-recurring cash settlement in the amount of $1,261,180 from a litigation settlement against Enron Corp.

See Notes to Financial Statements

12

FINANCIAL STATEMENTS  |  STATEMENTS OF CHANGES IN NET ASSETS

These statements describe the increases and/or decreases in net assets resulting from operations, any distributions, and any shareholder transactions.

For years ended 12/31	2008	2007
Change in net assets
From operations
Net investment income	$2,350,937	$1,485,289
Net realized gain (loss) on investments and foreign currency transactions	(34,940,905)	46,675,729
Net unrealized gain (loss) on investments and foreign currency translation	(63,345,052)	(7,247,526)
Change in net assets from operations	$(95,935,020)	$40,913,492
Distributions declared to shareholders
From net investment income
Initial Class	$(1,382,002)	$(2,461,746)
Service Class	(91,374)	(182,290)
Total distributions declared to shareholders	$(1,473,376)	$(2,644,036)
Change in net assets from fund share transactions	$(46,769,926)	$(80,293,145)
Total change in net assets	$(144,178,322)	$(42,023,689)
Net assets
At beginning of period	297,048,987	339,072,676
At end of period (including undistributed net investment income of $2,476,919 and $1,468,436, respectively)	$152,870,665	$297,048,987

See Notes to Financial Statements

13

FINANCIAL STATEMENTS  |  FINANCIAL HIGHLIGHTS

The financial highlights table is intended to help you understand the fund’s financial performance for the past 5 years. Certain information reflects financial results for a single fund share. The total returns in the table represent the rate by which an investor would have earned (or lost) on an investment in the fund share class (assuming reinvestment of all distributions) held for the entire period.

Initial Class	Years ended 12/31
	2008		2007	2006	2005	2004
Net asset value, beginning of period	$21.04		$18.73	$17.04	$15.88	$13.84
Income (loss) from investment operations
Net investment income (d)	$0.19		$0.10	$0.13	$0.09	$0.08
Net realized and unrealized gain (loss) on investments and foreign currency	(7.81)		2.37	1.67	1.16	2.09
Total from investment operations	$(7.62)		$2.47	$1.80	$1.25	$2.17
Less distributions declared to shareholders
From net investment income	$(0.12)		$(0.16)	$(0.11)	$(0.09)	$(0.13)
Net asset value, end of period	$13.30		$21.04	$18.73	$17.04	$15.88
Total return (%) (k)(s)	(36.43	)(t)	13.24	10.62	7.94	15.83	(b)
Ratios (%) (to average net assets) and Supplemental data:
Expenses (f)	0.87		0.83	0.82	0.83	0.80
Net investment income	1.06		0.48	0.76	0.57	0.53
Portfolio turnover	144		84	87	92	118
Net assets at end of period (000 Omitted)	$134,672		$268,217	$309,757	$366,831	$432,318

Service Class	Years ended 12/31
	2008		2007	2006	2005	2004
Net asset value, beginning of period	$20.89		$18.60	$16.93	$15.78	$13.77
Income (loss) from investment operations
Net investment income (d)	$0.14		$0.05	$0.09	$0.05	$0.04
Net realized and unrealized gain (loss) on investments and foreign currency	(7.76)		2.36	1.65	1.16	2.08
Total from investment operations	$(7.62)		$2.41	$1.74	$1.21	$2.12
Less distributions declared to shareholders
From net investment income	$(0.06)		$(0.12)	$(0.07)	$(0.06)	$(0.11)
Net asset value, end of period	$13.21		$20.89	$18.60	$16.93	$15.78
Total return (%) (k)(s)	(36.57	)(t)	12.97	10.32	7.71	15.54	(b)
Ratios (%) (to average net assets) and Supplemental data:
Expenses (f)	1.12		1.08	1.07	1.09	1.05
Net investment income	0.81		0.23	0.54	0.33	0.30
Portfolio turnover	144		84	87	92	118
Net assets at end of period (000 Omitted)	$18,199		$28,832	$29,316	$28,039	$25,315

(b)	The fund’s net asset value and total return calculation include a non-recurring accrual recorded as a result of an administrative proceeding regarding disclosure of brokerage allocation practices in connection with fund sales. The non-recurring accrual resulted in an increase in the net asset value of $0.01 per share based on shares outstanding on the day the accrual was recorded.

(d)	Per share data is based on average shares outstanding.

(f)	Ratios do not reflect reductions from fees paid indirectly, if applicable.

(k)	The total return does not reflect expenses that apply to separate accounts. Inclusion of these charges would reduce the total return figures for all periods shown.

(s)	From time to time the fund may receive proceeds from litigation settlements, without which performance would be lower.

(t)	Excluding the effect of the proceeds received from a non-recurring litigation settlement against Enron Corp., the Initial Class and Service Class total returns for the year ended December 31, 2008 would have each been lower by approximately 0.86%.

See Notes to Financial Statements

14

NOTES TO FINANCIAL STATEMENTS

(1)	Business and Organization

MFS Global Research Portfolio (the fund) is a series of MFS Variable Insurance Trust II (the trust). The trust is organized as a Massachusetts business trust and is registered under the Investment Company Act of 1940, as amended, as an open-end management investment company. The shares of the fund are sold to variable accounts established by insurance companies to fund benefits under variable contracts issued by such companies, and qualified retirement and pension plans.

(2)	Significant Accounting Policies

General – The preparation of financial statements in conformity with U.S. generally accepted accounting principles requires management to make estimates and assumptions that affect the reported amounts of assets and liabilities, and disclosure of contingent assets and liabilities at the date of the financial statements and the reported amounts of revenues and expenses during the reporting period. Actual results could differ from those estimates. The fund can invest in foreign securities, including securities of emerging market issuers. Investments in foreign securities are vulnerable to the effects of changes in the relative values of the local currency and the U.S. dollar and to the effects of changes in each country’s legal, political, and economic environment. The markets of emerging markets countries are generally more volatile than the markets of developed countries with more mature economies. All of the risks of investing in foreign securities previously described are heightened when investing in emerging markets countries.

Investment Valuations – Equity securities, including restricted equity securities, are generally valued at the last sale or official closing price as reported by a third party pricing service on the market or exchange on which they are primarily traded. For securities for which there were no sales reported that day, equity securities are generally valued at the last quoted daily bid quotation as reported by a third party pricing service on the market or exchange on which they are primarily traded. For securities held short for which there were no sales reported for the day, the position is generally valued at the last quoted daily ask quotation as reported by a third party pricing service on the market or exchange on which such securities are primarily traded. Short-term instruments with a maturity at issuance of 60 days or less may be valued at amortized cost, which approximates market value. Exchange-traded options are generally valued at the last sale or official closing price as reported by a third party pricing service on the exchange on which such options are primarily traded. Exchange-traded options for which there were no sales reported that day are generally valued at the last daily bid quotation as reported by a third party pricing service on the exchange on which such options are primarily traded. Options not traded on an exchange are generally valued at a broker-dealer bid quotation. Foreign currency options are generally valued using an external pricing model that uses market data from a third party source. Open-end investment companies are generally valued at net asset value per share. Securities and other assets generally valued on the basis of information from a third party pricing service may also be valued at a broker-dealer bid quotation. Values obtained from pricing services can utilize both dealer-supplied valuations and electronic data processing techniques, which take into account factors such as institutional-size trading in similar groups of securities, yield, quality, coupon rate, maturity, type of issue, trading characteristics, and other market data. The values of foreign securities and other assets and liabilities expressed in foreign currencies are converted to U.S. dollars using the mean of bid and asked prices for rates reported by a third party pricing service.

The Board of Trustees has delegated primary responsibility for determining or causing to be determined the value of the fund’s investments (including any fair valuation) to the adviser pursuant to valuation policies and procedures approved by the Board. If the adviser determines that reliable market quotations are not readily available, investments are valued at fair value as determined in good faith by the adviser in accordance with such procedures under the oversight of the Board of Trustees. Under the fund’s valuation policies and procedures, market quotations are not considered to be readily available for most types of debt instruments and floating rate loans and many types of derivatives. These investments are generally valued at fair value based on information from third party pricing services. In addition, investments may be valued at fair value if the adviser determines that an investment’s value has been materially affected by events occurring after the close of the exchange or market on which the investment is principally traded (such as foreign exchange or market) and prior to the determination of the fund’s net asset value, or after the halting of trading of a specific security where trading does not resume prior to the close of the exchange or market on which the security is principally traded. Events that occur on a frequent basis after foreign markets close (such as developments in foreign markets and significant movements in the U.S. markets) and prior to the determination of the fund’s net asset value may be deemed to have a material affect on the value of securities traded in foreign markets. Accordingly, the fund’s foreign equity securities may often be valued at fair value. The adviser may rely on third party pricing services or other information (such as the correlation with price movements of similar securities in the same or other markets; the type, cost and investment characteristics of the security; the business and financial condition of the issuer; and trading and other market data) to assist in determining whether to fair value and at what value to fair value an investment. The value of an investment for purposes of calculating the fund’s net asset value can differ depending on the source and method used to determine value. When fair valuation is used, the value of investments used to determine the fund’s net asset value may differ from quoted or published prices for the same investments.

15

Notes to Financial Statements – continued

The fund adopted FASB Statement No. 157, Fair Value Measurements (the “Statement”). This Statement provides a single definition of fair value, a hierarchy for measuring fair value and expanded disclosures about fair value measurements.

Various inputs are used in determining the value of the fund’s assets or liabilities carried at market value. These inputs are categorized into three broad levels. Level 1 includes quoted prices in active markets for identical assets or liabilities. Level 2 includes other significant observable market-based inputs (including quoted prices for similar securities, interest rates, prepayment speed, and credit risk). Level 3 includes unobservable inputs, which may include the adviser’s own assumptions in determining the fair value of investments. Other financial instruments are derivative instruments not reflected in total investments, such as futures, forwards, swap contracts and written options. The following is a summary of the levels used as of December 31, 2008 in valuing the fund’s assets or liabilities carried at market value:

	Level 1	Level 2	Level 3	Total
Investments in Securities	$87,874,032	$65,151,069	$—	$153,025,101
Other Financial Instruments	$—	$—	$—	$—

Repurchase Agreements – The fund may enter into repurchase agreements with approved counterparties. Each repurchase agreement is recorded at cost. The fund requires that the securities collateral in a repurchase transaction be transferred to a custodian. The fund monitors, on a daily basis, the value of the collateral to ensure that its value, including accrued interest, is greater than amounts owed to the fund under each such repurchase agreement. The fund and other funds managed by Massachusetts Financial Services Company (MFS), may utilize a joint trading account for the purpose of entering into one or more repurchase agreements.

Foreign Currency Translation – Purchases and sales of foreign investments, income, and expenses are converted into U.S. dollars based upon currency exchange rates prevailing on the respective dates of such transactions or on the reporting date for foreign denominated receivables and payables. Gains and losses attributable to foreign currency exchange rates on sales of securities are recorded for financial statement purposes as net realized gains and losses on investments. Gains and losses attributable to foreign exchange rate movements on receivables, payables, income and expenses are recorded for financial statement purposes as foreign currency transaction gains and losses. That portion of both realized and unrealized gains and losses on investments that results from fluctuations in foreign currency exchange rates is not separately disclosed.

Derivative Risk – The fund may invest in derivatives for hedging or non-hedging purposes. While hedging can reduce or eliminate losses, it can also reduce or eliminate gains. When the fund uses derivatives as an investment to gain market exposure, or for hedging purposes, gains and losses from derivative instruments may be substantially greater than the derivative’s original cost. Cash that has been segregated on behalf of certain derivative contracts will be reported separately on the Statement of Assets and Liabilities as restricted cash. On some over-the-counter derivatives, the fund attempts to reduce its exposure to counterparty credit risk by entering into an ISDA Master Agreement on a bilateral basis with each of the counterparties with whom it undertakes a significant volume of transactions. The ISDA Master Agreement gives the fund the right, upon an event of default by the applicable counterparty, to close out all transactions traded under such agreement and to net amounts owed under each transaction to one net amount payable by one party to the other. This right to close out and net payments across all transactions traded under the ISDA Master Agreement could result in a reduction of the fund’s credit risk to such counterparty equal to any amounts payable by the fund under the applicable transactions, if any. However, absent an event of default by the counterparty, the ISDA Master Agreement does not result in an offset of reported balance sheet assets and liabilities across transactions between the fund and the applicable counterparty. Derivative instruments include written options and purchased options.

In March 2008, FASB Statement No. 161, Disclosures about Derivative Instruments and Hedging Activities (the “Standard”) was issued, and is effective for financial statements issued for fiscal years and interim periods beginning after November 15, 2008. This Standard provides enhanced disclosures about the fund’s use of and accounting for derivative instruments and the effect of derivative instruments on the fund’s results of operations and financial position. Management is evaluating the application of the Standard to the fund, and has not at this time determined the impact, if any, resulting from the adoption of this Standard on the fund’s financial statements.

FASB Staff Position (FSP) 133-1 was implemented during the period. FSP 133-1 amends FAS 133 to require sellers of credit derivatives to make disclosures that will enable financial statement users to assess the potential effects of those credit derivatives on an entity’s financial position, financial performance and cash flows. There was no impact from implementing FSP 133-1 as the fund did not hold any of these credit derivatives at period end.

Written Options – The fund may write call or put options in exchange for a premium. The premium is initially recorded as a liability, which is subsequently adjusted to the current value of the option contract. When a written option expires, the fund realizes a gain equal to the amount of the premium received. The difference between the premium and the amount paid on effecting a closing transaction is considered a realized gain or loss. When a written call option is exercised, the premium

16

Notes to Financial Statements – continued

received is offset against the proceeds to determine the realized gain or loss. When a written put option is exercised, the premium reduces the cost basis of the security purchased by the fund. The fund, as writer of an option, may have no control over whether the underlying securities may be sold (call) or purchased (put) and, as a result, bears the market risk of an unfavorable change in the price of the securities underlying the written option. In general, written call options may serve as a partial hedge against decreases in value in the underlying securities to the extent of the premium received. Collateral, in the form of cash or securities, may be required to be held in segregated accounts with the fund’s custodian in connection with these contracts.

Written Option Transactions

	Number of contracts	Premiums received
Outstanding, beginning of period	—	$—
Options written	482	139,119
Options closed	(482)	(139,119)
Outstanding, end of period	—	$—

Purchased Options – The fund may purchase call or put options for a premium. Purchasing call options may be a hedge against an anticipated increase in the dollar cost of securities to be acquired or to increase the fund’s exposure to the underlying instrument. Purchasing put options may hedge against a decline in the value of portfolio securities. The premium paid is included as an investment in the Statement of Assets and Liabilities and is subsequently adjusted to the current value of the option. Premiums paid for purchased options which have expired are treated as realized losses on investments in the Statement of Operations. Premiums paid for purchased options which are exercised or closed are added to the amount paid or offset against the proceeds on the underlying security or financial instrument to determine the realized gain or loss. The risk of loss associated with purchased options is limited to the premium paid.

Security Loans – State Street Bank and Trust Company (“State Street”), as lending agent, may loan the securities of the fund to certain qualified institutions (the “Borrowers”) approved by the fund. The loans are collateralized by cash and/or U.S. Treasury and federal agency obligations in an amount typically at least equal to the market value of the securities loaned. State Street provides the fund with indemnification against Borrower default. The fund bears the risk of loss with respect to the investment of cash collateral. On loans collateralized by cash, the cash collateral is invested in a money market fund or short-term securities. A portion of the income generated upon investment of the collateral is remitted to the Borrowers, and the remainder is allocated between the fund and the lending agent. On loans collateralized by U.S. Treasury and/or federal agency obligations, a fee is received from the Borrower, and is allocated between the fund and the lending agent. Income from securities lending is included in interest income on the Statement of Operations. The dividend and interest income earned on the securities loaned is accounted for in the same manner as other dividend and interest income.

Indemnifications – Under the fund’s organizational documents, its officers and trustees may be indemnified against certain liabilities and expenses arising out of the performance of their duties to the fund. Additionally, in the normal course of business, the fund enters into agreements with service providers that may contain indemnification clauses. The fund’s maximum exposure under these agreements is unknown as this would involve future claims that may be made against the fund that have not yet occurred.

Investment Transactions and Income – Investment transactions are recorded on the trade date. Interest income is recorded on the accrual basis. All premium and discount is amortized or accreted for financial statement purposes in accordance with U.S. generally accepted accounting principles. Dividends received in cash are recorded on the ex-dividend date. Certain dividends from foreign securities will be recorded when the fund is informed of the dividend if such information is obtained subsequent to the ex-dividend date. Dividend and interest payments received in additional securities are recorded on the ex-dividend or ex-interest date in an amount equal to the value of the security on such date.

The fund may receive proceeds from litigation settlements. Any proceeds received from litigation involving portfolio holdings are reflected in the Statement of Operations in realized gain/loss if the security has been disposed of by the fund or in unrealized gain/loss if the security is still held by the fund. Any other proceeds from litigation not related to portfolio holdings are reflected as other income in the Statement of Operations. The fund was a participant in litigation against Enron Corp. On December 26, 2008, the fund received a cash settlement in the amount of $1,261,180.

Fees Paid Indirectly – The fund’s custody fee may be reduced according to an arrangement that measures the value of cash deposited with the custodian by the fund. This amount, for the year ended December 31, 2008, is shown as a reduction of total expenses on the Statement of Operations.

Tax Matters and Distributions – The fund intends to qualify as a regulated investment company, as defined under Subchapter M of the Internal Revenue Code, and to distribute all of its taxable income, including realized capital gains. As a

17

Notes to Financial Statements – continued

result, no provision for federal income taxes is required. Each of the fund’s federal tax returns for the prior three fiscal years remains subject to examination by the Internal Revenue Service. Foreign taxes, if any, have been accrued by the fund in the accompanying financial statements.

Distributions to shareholders are recorded on the ex-dividend date. Income and capital gain distributions are determined in accordance with income tax regulations, which may differ from U.S. generally accepted accounting principles. Certain capital accounts in the financial statements are periodically adjusted for permanent differences in order to reflect their tax character. These adjustments have no impact on net assets or net asset value per share. Temporary differences which arise from recognizing certain items of income, expense, gain or loss in different periods for financial statement and tax purposes will reverse at some time in the future. Distributions in excess of net investment income or net realized gains are temporary overdistributions for financial statement purposes resulting from differences in the recognition or classification of income or distributions for financial statement and tax purposes.

Book/tax differences primarily relate to wash sale loss deferrals and foreign currency transactions.

The tax character of distributions declared to shareholders for the last two fiscal years is as follows:

	12/31/08	12/31/07
Ordinary income (including any short-term capital gains)	$1,473,376	$2,644,036

The federal tax cost and the tax basis components of distributable earnings were as follows:

As of 12/31/08
Cost of investments	$197,872,681
Gross appreciation	3,130,966
Gross depreciation	(47,978,546)
Net unrealized appreciation (depreciation)	$(44,847,580)
Undistributed ordinary income	2,476,919
Capital loss carryforwards	(180,001,364)
Other temporary differences	(2,443)

As of December 31, 2008, the fund had capital loss carryforwards available to offset future realized gains. Such losses expire as follows:

12/31/10	$(145,735,638)
12/31/16	(34,265,726)
$(180,001,364)

Multiple Classes of Shares of Beneficial Interest – The fund offers multiple classes of shares, which differ in their respective distribution fees. The fund’s income, realized and unrealized gain (loss), and common expenses are allocated to shareholders based on the daily net assets of each class. Dividends are declared separately for each class. Differences in per share dividend rates are generally due to differences in separate class expenses.

(3)	Transactions with Affiliates

Investment Adviser – The fund has an investment advisory agreement with MFS to provide overall investment management and related administrative services and facilities to the fund. The management fee is computed daily and paid monthly at the following annual rates:

First $300 million of average daily net assets	0.75%
Average daily net assets in excess of $300 million	0.675%

The management fee incurred for the year ended December 31, 2008 was equivalent to an annual effective rate of 0.75% of the fund’s average daily net assets.

Distributor – MFS Fund Distributors, Inc. (MFD), a wholly-owned subsidiary of MFS, is the distributor of shares of the fund. The Trustees have adopted a distribution plan for the Service Class shares pursuant to Rule 12b-1 under the Investment Company Act of 1940.

The fund’s distribution plan provides that the fund will pay MFD distribution fees equal to 0.25% per annum of its average daily net assets attributable to Service Class shares as partial consideration for services performed and expenses incurred by MFD and financial intermediaries in connection with the sale and distribution of the fund’s Service Class shares and the sale and distribution of the variable annuity or variable life insurance contracts investing indirectly in Service Class shares. MFD may subsequently pay all, or a portion, of the distribution fees to financial intermediaries.

18

Notes to Financial Statements – continued

Shareholder Servicing Agent – MFS Service Center, Inc. (MFSC), a wholly-owned subsidiary of MFS, has contracted to provide transfer agent and recordkeeping functions in connection with the issuance, transfer, and redemption of each class of shares of the fund under a Shareholder Servicing Agent Agreement. During the year ended December 31, 2008, the fund did not pay MFSC a fee for this service.

Administrator – MFS provides certain financial, legal, shareholder communications, compliance, and other administrative services to the fund. Under an administrative services agreement, the fund partially reimburses MFS the costs incurred to provide these services. The fund is charged an annual fixed amount of $10,000 plus a fee based on average daily net assets.

The administrative services fee incurred for the year ended December 31, 2008 was equivalent to an annual effective rate of 0.0303% of the fund’s average daily net assets.

Trustees’ and Officers’ Compensation – The fund pays compensation to trustees in the form of a retainer, attendance fees, and additional compensation to the Board chairperson. The fund does not pay compensation directly to officers of the fund who are also officers of the investment adviser, all of whom receive remuneration for their services to the fund from MFS. Certain officers of the fund are officers or directors of MFS, MFD, and MFSC.

Other – This fund and certain other MFS funds (the funds) have entered into services agreements (the Agreements) which provide for payment of fees by the funds to Tarantino LLC and Griffin Compliance LLC in return for the provision of services of an Independent Chief Compliance Officer (ICCO) and Assistant ICCO, respectively, for the funds. The ICCO and Assistant ICCO are officers of the funds and the sole members of Tarantino LLC and Griffin Compliance LLC, respectively. The funds can terminate the Agreements with Tarantino LLC and Griffin Compliance LLC at any time under the terms of the Agreements. MFS has agreed to bear all expenses associated with office space, other administrative support, and supplies provided to the ICCO and Assistant ICCO. For the year ended December 31, 2008, the aggregate fees paid by the fund to Tarantino LLC and Griffin Compliance LLC were $2,117 and are included in miscellaneous expense on the Statement of Operations.

(4)	Portfolio Securities

Purchases and sales of investments, other than U.S. Government securities, purchased option transactions, and short-term obligations, aggregated $329,421,336 and $374,154,648, respectively.

(5)	Shares of Beneficial Interest

The fund’s Declaration of Trust permits the Trustees to issue an unlimited number of full and fractional shares of beneficial interest. Transactions in fund shares were as follows:

	Year ended 12/31/08		Year ended 12/31/07
	Shares	Amount	Shares	Amount
Shares sold
Initial Class	67,768	$1,131,700	53,557	$1,057,398
Service Class	277,614	4,343,879	97,661	1,929,400
	345,382	$5,475,579	151,218	$2,986,798
Shares issued to shareholders in reinvestment of distributions
Initial Class	66,506	$1,382,002	121,149	$2,461,746
Service Class	4,421	91,374	9,020	182,290
	70,927	$1,473,376	130,169	$2,644,036
Shares reacquired
Initial Class	(2,756,413)	$(48,915,273)	(3,963,323)	$(79,821,096)
Service Class	(284,061)	(4,803,608)	(302,401)	(6,102,883)
	(3,040,474)	$(53,718,881)	(4,265,724)	$(85,923,979)
Net change
Initial Class	(2,622,139)	$(46,401,571)	(3,788,617)	$(76,301,952)
Service Class	(2,026)	(368,355)	(195,720)	(3,991,193)
	(2,624,165)	$(46,769,926)	(3,984,337)	$(80,293,145)

(6)	Line of Credit

The fund and other funds managed by MFS participate in a $1 billion unsecured committed line of credit provided by a syndication of banks under a credit agreement. In addition, the fund and other funds managed by MFS have established uncommitted borrowing arrangements with certain banks. Borrowings may be made for temporary financing needs. Interest is charged to each fund, based on its borrowings, generally at a rate equal to the Federal Reserve funds rate plus 0.30%. In addition, a commitment fee, based on the average daily, unused portion of the committed line of credit, is allocated among the participating funds at the end of each calendar quarter. For the year ended December 31, 2008, the fund’s commitment fee and interest expense were $1,143 and $0, respectively, and are included in miscellaneous expense on the Statement of Operations.

19

REPORT OF INDEPENDENT REGISTERED PUBLIC ACCOUNTING FIRM

To the Board of Trustees of MFS Variable Insurance Trust II and the Shareholders of

MFS Global Research Portfolio (formerly MFS Research Portfolio):

We have audited the accompanying statement of assets and liabilities, including the portfolio of investments, of MFS Global Research Portfolio (the “Fund”) (one of the portfolios comprising MFS Variable Insurance Trust II) as of December 31, 2008, and the related statement of operations for the year then ended, the statements of changes in net assets for each of the two years in the period then ended, and the financial highlights for each of the five years in the period then ended. These financial statements and financial highlights are the responsibility of the Fund’s management. Our responsibility is to express an opinion on these financial statements and financial highlights based on our audits.

We conducted our audits in accordance with the standards of the Public Company Accounting Oversight Board (United States). Those standards require that we plan and perform the audit to obtain reasonable assurance about whether the financial statements and financial highlights are free of material misstatement. The Fund is not required to have, nor were we engaged to perform, an audit of its internal control over financial reporting. Our audits included consideration of internal control over financial reporting as a basis for designing audit procedures that are appropriate in the circumstances, but not for the purpose of expressing an opinion on the effectiveness of the Fund’s internal control over financial reporting. Accordingly, we express no such opinion. An audit also includes examining, on a test basis, evidence supporting the amounts and disclosures in the financial statements, assessing the accounting principles used and significant estimates made by management, as well as evaluating the overall financial statement presentation. Our procedures included confirmation of securities owned as of December 31, 2008, by correspondence with the custodian and brokers. We believe that our audits provide a reasonable basis for our opinion.

In our opinion, the financial statements and financial highlights referred to above present fairly, in all material respects, the financial position of MFS Global Research Portfolio as of December 31, 2008, the results of its operations for the year then ended, the changes in its net assets for each of the two years in the period then ended, and the financial highlights for each of the five years in the period then ended, in conformity with accounting principles generally accepted in the United States of America.

DELOITTE & TOUCHE LLP

Boston, Massachusetts

February 17, 2009

20

TRUSTEES AND OFFICERS – IDENTIFICATION AND BACKGROUND

The Trustees and officers of the Trust, as of February 1, 2009, are listed below, together with their principal occupations during the past five years. (Their titles may have varied during that period.) The address of each Trustee and officer is 500 Boylston Street, Boston, Massachusetts 02116.

Name, Date of Birth	Position(s) Held with Fund	Trustee/Officer Since (1)	Principal Occupations During the Past Five Years and Other Directorships (2)
INTERESTED TRUSTEE
David D. Horn (3) (born 6/07/41)	Trustee	April 1986	Private investor; Sun Life Assurance Company of Canada, Senior Vice President and General Manager for the United States (until 1997); Director (until March 2004)

INDEPENDENT TRUSTEES
J. Kermit Birchfield (born 1/08/40)	Chairman	May 1997	Consultant; Century Partners, Inc. (investments), Director; Displaytech, Inc. (technology), Director; Dessin Fournir LLC (furniture manufacturer), Director (2005 to present); Intermountain Gas Company, Inc. & Intermountain Industries, Inc. (oil & gas exploration and production), Director; Site Watch LLC (software to monitor oil tanks), Managing Director (2006 to present); Juridica Investments (fund investing in judicial matters), Director (2007 to present); HPSC, Inc. (medical financing), Director (until January 2004)

Robert C. Bishop (born 1/13/43)	Trustee	May 2001	AutoImmune, Inc. (pharmaceutical product development), Chairman, President and Chief Executive Officer; Caliper Life Sciences Corp. (laboratory analytical instruments), Director; Millipore Corporation (purification/filtration products), Director; Waterstreet Capital (leverage buyouts), Advisory Board (August 2006 to present); Optobionics Corporation (ophthalmic devices), Director (2002 to 2007)

Frederick H. Dulles (born 3/12/42)	Trustee	May 2001	Ten State International Law PLLC (law firm), Of Counsel (since 2006); Prudential Carolina Real Estate, (real estate), Broker (since 2006); Free Enterprise Foundation, Inc. (research institute), Director & Secretary (until 2008); Disher, Hamrick & Myers Residential, Inc. (real estate) Broker (2005 until 2006); Frederick H. Dulles law practice (until 2006); Ten State Street LLP (law firm), Member (until 2005)

Marcia A. Kean (born 6/30/48)	Trustee	April 2005	Feinstein Kean Healthcare (consulting), Chief Executive Officer

Ronald G. Steinhart (born 6/15/40)	Trustee	May 2001	Private investor; Penske Automotive Group (automotive retailer), Director; Animal Health International, Inc. (animal health products), Director (since 2007); Texas Industries (concrete/aggregates/cement), Director (since 2007); Penson Worldwide, Inc. (securities clearance), Director (since 2006); Carreker Corporation (technology consulting) Director (until 2005); Prentiss Properties Trust (real estate investment trust), Director (until 2006)

Haviland Wright (born 7/21/48)	Trustee	May 2001	Profitability of Hawaii (software), Chief Development Officer (since December 2008); Elixir Technologies Corporation (software) Director (since 2005); Nano Loa Inc. (liquid crystal displays), Director

TRUSTEE EMERITUS
Samuel Adams (born 10/19/25)	Trustee Emeritus		Retired; K&L Gates LLP (law firm), Of Counsel

OFFICERS
Maria F. Dwyer (4) (born 12/01/58)	President	November 2005	Massachusetts Financial Services Company, Executive Vice President and Chief Regulatory Officer (since March 2004) Chief Compliance Officer (since December 2006); Fidelity Management & Research Company, Vice President (prior to March 2004); Fidelity Group of Funds, President and Treasurer (until March 2004)

Christopher R. Bohane (4) (born 1/18/74)	Assistant Secretary and Assistant Clerk	July 2005	Massachusetts Financial Services Company, Vice President and Senior Counsel

John M. Corcoran (4) (born 4/13/65)	Treasurer	October 2008	Massachusetts Financial Services Company, Senior Vice President (since October 2008); State Street Bank and Trust (financial services provider), Senior Vice President, (until September 2008)

Ethan D. Corey (4) (born 11/21/63)	Assistant Secretary and Assistant Clerk	July 2005	Massachusetts Financial Services Company, Senior Vice President and Associate General Counsel (since 2004); Dechert LLP (law firm), Counsel (prior to December 2004)

David L. DiLorenzo (4) (born 8/10/68)	Assistant Treasurer	July 2005	Massachusetts Financial Services Company, Vice President (since June 2005); JP Morgan Investor Services, Vice President (until June 2005)

Timothy M. Fagan (4) (born 7/10/68)	Assistant Secretary and Assistant Clerk	September 2005	Massachusetts Financial Services Company, Vice President and Senior Counsel (since September 2005); John Hancock Advisers, LLC, Vice President, Senior Attorney and Chief Compliance Officer (until August 2005)

21

Trustees and Officers – continued

Name, Date of Birth	Position(s) Held with Fund	Trustee/Officer Since (1)	Principal Occupations During the Past Five Years and Other Directorships (2)
Mark D. Fischer (4) (born 10/27/70)	Assistant Treasurer	July 2005	Massachusetts Financial Services Company, Vice President (since May 2005); JP Morgan Investment Management Company, Vice President (until May 2005)

Robyn L. Griffin (born 7/04/75)	Assistant Independent Chief Compliance Officer	August 2008	Griffin Compliance LLC (provider of compliance services), Principal (since August 2008); State Street Corporation (financial services provider), Mutual Fund Administration Assistant Vice President (October 2006 – July 2008); Liberty Mutual Group (insurance), Personal Market Assistant Controller (April 2006 – October 2006); Deloitte & Touche LLP (professional services firm), Senior Manager (prior to April 2006)

Brian E. Langenfeld (4) (born 3/07/73)	Assistant Secretary and Assistant Clerk	May 2006	Massachusetts Financial Services Company, Vice President and Senior Counsel (since May 2006); John Hancock Advisers, LLC, Assistant Vice President and Counsel (until April 2006)

Ellen Moynihan (4) (born 11/13/57)	Assistant Treasurer	May 1997	Massachusetts Financial Services Company, Senior Vice President

Susan S. Newton (4) (born 3/07/50)	Assistant Secretary and Assistant Clerk	May 2005	Massachusetts Financial Services Company, Senior Vice President and Associate General Counsel (since April 2005); John Hancock Advisers, LLC, Senior Vice President, Secretary and Chief Legal Officer (until April 2005)

Susan A. Pereira (4) (born 11/05/70)	Assistant Secretary and Assistant Clerk	July 2005	Massachusetts Financial Services Company, Vice President and Senior Counsel (since June 2004); Bingham McCutchen LLP (law firm), Associate (until June 2004)

Mark N. Polebaum (4) (born 5/01/52)	Secretary and Clerk	February 2006	Massachusetts Financial Services Company, Executive Vice President, General Counsel and Secretary (since January 2006); Wilmer Cutler Pickering Hale and Dorr LLP (law firm), Partner (until January 2006)

Frank L. Tarantino (born 3/07/44)	Independent Chief Compliance Officer	September 2004	Tarantino LLC (provider of compliance services), Principal (since June 2004); CRA Business Strategies Group (consulting services), Executive Vice President (until June 2004)

Richard S. Weitzel (4) (born 7/16/70)	Assistant Secretary and Assistant Clerk	October 2007	Massachusetts Financial Services Company, Vice President and Assistant General Counsel (since 2004); Massachusetts Department of Business and Technology, General Counsel (until April 2004)

James O. Yost (4) (born 6/12/60)	Assistant Treasurer	April 1992	Massachusetts Financial Services Company, Senior Vice President

(1)	Date first appointed to serve as Trustee/Officer of an MFS fund or a Compass variable account. Each Trustee has served continuously since appointment.

(2)	Directorships or trusteeships of companies required to report to the Securities and Exchange Commission (i.e., “public companies”).

(3)	“Interested person” of the Trust, within the meaning of the Investment Company Act of 1940 (referred to as the 1940 Act), which is the principal federal law governing investment companies like the Trust, as a result of position with Sun Life of Canada (U.S.). The address of Sun Life of Canada (U.S.) is One Sun Life Executive Park, Wellesley Hills, Massachusetts 02481.

(4)	“Interested person” of MFS within the meaning of the 1940 Act. The address of MFS is 500 Boylston Street, Boston, Massachusetts 02116.

The Trust does not hold annual meetings for the purpose of electing Trustees, and Trustees are not elected for fixed terms. Each Trustee and officer holds office until his or her successor is chosen and qualified, or until his or her earlier death, resignation, retirement or removal.

All Trustees currently serve as Trustees of the Trust and have served in that capacity since originally elected or appointed. All of the Trustees are also Managers of the Compass Variable Accounts. The executive officers of the Trust hold similar offices for the Compass Variable Accounts and other funds in the MFS fund complex. As of January 1, 2009, each Trustee serves as a Trustee or Manager of 35 Accounts/Funds.

The Statement of Additional Information contains further information about the Trustees and is available without charge upon request by calling 1-800-752-7215.

Investment Adviser Massachusetts Financial Services Company 500 Boylston Street, Boston, MA 02116-3741	Custodian State Street Bank and Trust 1 Lincoln Street, Boston, MA 02111-2900
Distributor MFS Fund Distributors, Inc. 500 Boylston Street, Boston, MA 02116-3741	Independent Registered Public Accounting Firm Deloitte & Touche LLP 200 Berkeley Street, Boston, MA 02116
Portfolio Managers Michael Cantara Jose Luis Garcia

22

BOARD REVIEW OF INVESTMENT ADVISORY AGREEMENT

The Investment Company Act of 1940 requires that both the full Board of Trustees and a majority of the non-interested (“independent”) Trustees, voting separately, annually approve the continuation of the investment advisory agreement between MFS Variable Insurance Trust II (the “Trust”) and Massachusetts Financial Services Company (“MFS”) on behalf of the Fund. The Trustees consider matters bearing on the Fund and the advisory arrangements at their meetings throughout the year, including a review of performance data at each regular meeting. In addition, the independent Trustees met in May and again in July 2008 (“contract review meetings”) for the specific purpose of considering whether to approve the continuation of the investment advisory agreement for the Fund. The independent Trustees were assisted in their evaluation of the investment advisory agreement by independent legal counsel, from whom they received separate legal advice and with whom they met separately from MFS management during various contract review meetings. The independent Trustees were also assisted in this process by the Fund’s Independent Chief Compliance Officer, a full-time senior officer appointed by and reporting to the independent Trustees.

In connection with their deliberations, the Trustees, including the independent Trustees, considered such information and factors as they believed, in light of the legal advice furnished to them and their own business judgment, to be relevant. The investment advisory agreement was considered separately for the Fund, although the Trustees also took into account the common interests of all Funds in the Trust in their review. As described below, the Trustees considered the nature, quality, and extent of the various investment advisory, administrative, and shareholder services performed by MFS under the existing investment advisory agreement and other arrangements with the Trust.

In connection with their contract review meetings, the Trustees received and relied upon materials which included, among other items: (i) information provided by Lipper Inc. on the investment performance of the Fund for various time periods ended December 31, 2007, compared to the investment performance of a group of funds with substantially similar investment classifications/objectives (the “Lipper performance universe”), (ii) information provided by Lipper Inc. on the Fund’s advisory fees and other expenses compared to the advisory fees and other expenses of comparable funds identified by Lipper (the “Lipper expense group”), (iii) information provided by MFS on the advisory fees of comparable portfolios of its other clients, including institutional separate account and other clients, (iv) information as to whether expense waivers, reimbursements or fee “breakpoints” are observed for the Fund, (v) information regarding MFS’ financial results and financial condition, including MFS’ and certain of its affiliates’ estimated profitability from services performed for the Fund, (vi) MFS’ views regarding the outlook for the mutual fund industry and its strategic business plans, (vii) descriptions of various functions performed by MFS for the Trust, such as compliance monitoring and portfolio trading practices, and (viii) information regarding the overall organization of MFS, including information about MFS’ senior management and other personnel providing investment advisory, administrative and other services to the Fund. The comparative performance, fee and expense information prepared and provided by Lipper Inc. was not independently verified, and the independent Trustees did not independently verify any information provided to them by MFS.

The Trustees’ conclusion as to the continuation of the investment advisory agreement was based on comprehensive consideration of all information provided to the Trustees and not the result of any single factor. Some of the factors that figured particularly in the Trustees’ deliberations are described below for the Fund, while individual Trustees may have given different weight to various factors and evaluated the information presented as a whole differently than another Trustee. The Trustees recognized that the fee arrangements for the Fund reflect years of review and discussion between the independent Trustees and MFS, that certain aspects of such arrangements may receive greater scrutiny in some years than others, and that the Trustees’ conclusions may be based, in part, on their consideration of these same arrangements during the course of the year and in prior years.

Based on information provided by Lipper Inc., the Trustees compared the Fund’s total return investment performance to the performance of a peer group of funds over various time periods. The Trustees placed particular emphasis on the total return performance of the Fund’s Initial Class shares in comparison to the performance of funds in its Lipper performance universe over the one-, three- and five-year periods. The Trustees did not rely on performance results for more recent periods, including those shown elsewhere in this report.

The Trustees noted the performance of the Fund’s Initial Class shares was in the 1st quintile relative to the other funds in the Lipper Classification Index for the one-year period (the 1st quintile being the best performers and the 5th quintile being the worst performers). The total return performance of the Fund was in the 2nd quintile for the three-year period and the five-year period ended December 31, 2007, relative to the Lipper performance universe. Based on the nature and quality of services provided by MFS, the Board of Trustees concluded that the Fund’s performance was satisfactory.

In the course of their deliberations, the Trustees took into account information provided by MFS during contract review meetings, as well as during investment review meetings conducted with portfolio management personnel during the course of the year.

23

Board Review of Investment Advisory Agreement – continued

In assessing the reasonableness of the Fund’s advisory fee, the Trustees considered, among other information, the Fund’s advisory fee and the total expense ratio of the Fund’s Initial Class shares as a percentage of average daily net assets, compared to the advisory fee and total expense ratios of its peer group of funds based on information provided by Lipper Inc. The Trustees also considered the advisory fees charged by MFS to institutional accounts. In comparing these fees, the Trustees considered the generally broader scope of services provided by MFS to the Trust than those provided to institutional accounts. The Trustees also considered the higher demands placed on MFS’ investment personnel and trading infrastructure as a result of the daily cash in-flows and out-flows of the Fund, and the impact on MFS and related expenses due to the more extensive regulatory regime to which the Fund is subject, compared to institutional accounts.

In considering the fees, the Trustees noted from the Lipper data that the Fund’s effective advisory fee rate and total expense ratio were each approximately at the median of such fees and expenses of funds in the Lipper expense group. The Trustees further concluded that the existing breakpoint was sufficient to allow the Fund to benefit from economies of scale as its assets grow. The Trustees concluded that the fees were reasonable in light of the nature and quality of services provided.

The Trustees also considered information prepared by MFS relating to its costs and profits with respect to the Fund and other investment companies and accounts advised by MFS, as well as MFS’ methodologies used to determine and allocate its costs to the Fund and other accounts and products for purposes of estimating profitability.

After reviewing these and other factors described below, the Trustees concluded that the advisory fees charged to the Fund represent reasonable compensation in light of the nature and quality of the services being provided by MFS.

In addition, the Trustees considered MFS’ resources and related efforts to continue to retain, attract and motivate capable personnel to serve the Fund. The Trustees also considered the financial resources of MFS and its parent, Sun Life Financial Inc. The Trustees further considered any advantages and possible disadvantages of having an adviser which also serves other investment companies as well as institutional accounts.

The Trustees also considered the nature, quality, cost, and extent of administrative, transfer agency, and distribution services provided to the Fund by MFS and its affiliates under agreements and plans other than the investment advisory agreement, including the 12b-1 fees the Fund pays to MFS Fund Distributors, Inc., an affiliate of MFS. The Trustees also considered the nature, extent and quality of certain other services MFS performs or arranges on the Fund’s behalf, which may include securities lending programs, directed expense payment programs, class action recovery programs, and MFS’ interaction with third-party service providers, principally custodians and sub-custodians. The Trustees concluded that the various non-advisory services provided by MFS and its affiliates on behalf of the Fund were satisfactory. The Trustees also considered the benefits to MFS from the use of the Fund’s portfolio brokerage commissions to pay for research and other similar services and various other factors. Additionally, the Trustees considered so-called “fall-out benefits” to MFS such as reputational value derived from serving as investment manager to the Trust, and determined that any such benefits derived by MFS were reasonable and fair.

Based on their evaluation of factors that they deemed to be material, including those factors described above, the Board of Trustees, including a majority of the independent Trustees, concluded that the investment advisory agreement should be continued for an additional one-year period, commencing September 1, 2008.

A discussion regarding the Board’s most recent review and renewal of the fund’s Investment Advisory Agreement with MFS is available by clicking on the fund’s name under “Variable Insurance Portfolios-VIT II” in the “Products & Performance” section on the MFS Web site (mfs.com).

24

PROXY VOTING POLICIES AND INFORMATION

A general description of the MFS funds’ proxy voting policies and procedures is available without charge, upon request, by calling 1-800-225-2606, by visiting the Proxy Voting section of mfs.com or by visiting the SEC’s Web site at http://www.sec.gov.

Information regarding how the fund voted proxies relating to portfolio securities during the most recent twelve-month period ended June 30 is available without charge by visiting the Proxy Voting section of mfs.com or by visiting the SEC’s Web site at http://www.sec.gov.

QUARTERLY PORTFOLIO DISCLOSURE

The fund will file a complete schedule of portfolio holdings with the Securities and Exchange Commission (the Commission) for the first and third quarters of each fiscal year on Form N-Q. The fund’s Form N-Q may be reviewed and copied at the:

Public Reference Room

Securities and Exchange Commission

100 F Street, NE, Room 1580

Washington, D.C. 20549

Information on the operation of the Public Reference Room may be obtained by calling the Commission at 1-800-SEC-0330. The fund’s Form N-Q is available on the EDGAR database on the Commission’s Internet Web site at http://www.sec.gov, and copies of this information may be obtained, upon payment of a duplicating fee, by electronic request at the following e-mail address: publicinfo@sec.gov or by writing the Public Reference Section at the above address.

FEDERAL TAX INFORMATION (unaudited)

The following information is provided pursuant to provisions of the Internal Revenue Code.

For corporate shareholders, 100.00% of the ordinary income dividends paid during the fiscal year qualify for the corporate dividends received deduction.

25

MFS® PRIVACY NOTICE

Privacy is a concern for every investor today. At MFS Investment Management® and the MFS funds, we take this concern very seriously. We want you to understand our policies about the investment products and services that we offer, and how we protect the nonpublic personal information of investors who have a direct relationship with us and our wholly owned subsidiaries.

Throughout our business relationship, you provide us with personal information. We maintain information and records about you, your investments, and the services you use. Examples of the nonpublic personal information we maintain include

•	data from investment applications and other forms
•	share balances and transactional history with us, our affiliates, or others
•	facts from a consumer reporting agency

We do not disclose any nonpublic personal information about our customers or former customers to anyone, except as permitted by law. We may share nonpublic personal information with third parties or certain of our affiliates in connection with servicing your account or processing your transactions. We may share information with companies or financial institutions that perform marketing services on our behalf or with other financial institutions with which we have joint marketing arrangements, subject to any legal requirements.

Authorization to access your nonpublic personal information is limited to appropriate personnel who provide products, services, or information to you. We maintain physical, electronic, and procedural safeguards to help protect the personal information we collect about you.

If you have any questions about the MFS privacy policy, please call 1-800-225-2606 any business day between 8 a.m. and 8 p.m. Eastern time.

Note: If you own MFS products or receive MFS services in the name of a third party such as a bank or broker-dealer, their privacy policy may apply to you instead of ours.

26

MFS INVESTMENT MANAGEMENT

MFS® International Value Portfolio

MFS® Variable Insurance Trust II
Annual report

12/31/08
FCG-ANN

MFS® INTERNATIONAL VALUE PORTFOLIO

The report is prepared for the general information of contract owners. It is authorized for distribution to prospective investors only when preceded or accompanied by a current prospectus.

NOT FDIC INSURED • MAY LOSE VALUE • NO BANK GUARANTEE • NOT A DEPOSIT • NOT INSURED BY ANY FEDERAL GOVERNMENT AGENCY OR NCUA/NCUSIF

LETTER FROM THE CEO

Dear Contract Owners:

The market downturns and economic setbacks of late probably rank among the worst financial declines most of us have experienced. Inevitably, people may be questioning their commitment to investing. Still, it is important to remember that downturns are an inescapable part of the business cycle. Such troughs have been seen before, and if we can use history as a guide, market recoveries typically have followed.

Recent events have clearly shown us the value of certain types of investments. In this environment, two of the hallmarks of mutual funds — transparency and liquidity — have become critically important. Unlike some other types of investments, the operations of mutual funds are relatively transparent to their shareholders. With their daily redemption feature, mutual funds also generally provide easy, convenient access to one’s money. Through these recent market upheavals, this level of liquidity enhanced the ability of mutual fund investors to respond and modify their investments as they and their advisors saw fit — a flexibility that those in less liquid investments simply did not have at their disposal.

At MFS® we take particular pride in how well mutual funds can serve investors because we invented the mutual fund in the United States. Established in 1924, Massachusetts Investors Trust was the nation’s first fund. Recent market events only reinforce what we have learned through 85 years — that mutual funds provide unique features that are important to investors in any type of market climate.

Respectfully,

Robert J. Manning

Chief Executive Officer and Chief Investment Officer

MFS Investment Management®

February 17, 2009

The opinions expressed in this letter are subject to change, may not be relied upon for investment advice, and no forecasts can be guaranteed.

Before investing, consider the fund’s investment objectives, risks, charges, and expenses. For a prospectus containing this and other information, contact your investment professional or view online. Read it carefully.

MFS Fund Distributors, Inc., 500 Boylston Street, Boston, MA 02116

1

PORTFOLIO COMPOSITION

Portfolio structure

Top ten holdings
Roche Holding AG	3.8%
Vodafone Group PLC	3.8%
TOTAL S.A.	3.7%
Nestle S.A.	3.6%
Royal Dutch Shell PLC, “A”	3.3%
Telefonica S.A.	2.5%
Brambles Ltd.	2.3%
KDDI Corp.	2.2%
Novartis AG	1.9%
Sumitomo Mitsui Financial Group, Inc.	1.9%

Equity sectors
Financial Services	18.7%
Utilities & Communications	12.4%
Consumer Staples	11.4%
Health Care	10.1%
Energy	9.8%
Leisure	6.9%
Technology	6.5%
Industrial Goods & Services	6.0%
Basic Materials	4.0%
Autos & Housing	3.7%
Transportation	3.2%
Retailing	2.3%
Special Products & Services	1.8%

Country weightings
Japan	24.8%
United Kingdom	14.9%
Switzerland	11.5%
France	8.8%
Netherlands	8.0%
Germany	7.6%
Norway	2.5%
Spain	2.5%
Australia	2.3%
Other Countries	17.1%

Percentages are based on net assets as of 12/31/08.

The portfolio is actively managed and current holdings may be different.

2

MANAGEMENT REVIEW

Summary of Results

For the twelve months ended December 31, 2008, Initial Class shares of the MFS International Value Portfolio (the “fund”) provided a total return of –31.41%, while Service Class shares of the fund provided a total return of –31.58%. These compare with a return of
–43.68% for the fund’s benchmark, the MSCI EAFE Value Index. Over the same period, the fund’s other benchmark, the MSCI EAFE Index, generated a return of –43.06%.

Market Environment

The U.S. economy and financial markets experienced significant deterioration and extraordinary volatility over the reporting period. U.S. economic growth slowed significantly, despite the short-term bounce from the second quarter fiscal stimulus. Strong domestic headwinds included accelerated deterioration in the housing market, anemic corporate investment, a rapidly declining job market, and a much tighter credit environment. During the period, a seemingly continuous series of tumultuous financial events hammered markets, including: the distressed sale of failing Bear Stearns to JPMorgan, the conservatorship of Government Sponsored Enterprises (GSEs) Fannie Mae and Freddie Mac, the bankruptcy of investment bank Lehman Brothers, the Federal Reserve Bank’s complex intervention of insurance company American International Group (AIG), the nationalization of several large European banks, the failure of Washington Mutual, and the distressed sale of Wachovia. As a result of this barrage of turbulent news, global equity markets pushed significantly lower and credit markets witnessed the worst dislocation since the beginning of the credit crisis. Though conditions improved towards the end of the period, the state of financial and macroeconomic dislocation remained severe.

While reasonably resilient during the first half of the period, the global economy and financial system increasingly experienced considerable negative spillovers from the U.S. slowdown. Not only did Europe and Japan show obvious signs of economic softening, the more powerful engine of global growth – emerging markets – also displayed weakening dynamics.

During the reporting period, the U.S. Federal Reserve Board cut interest rates aggressively and introduced a multitude of new lending facilities to alleviate ever-tightening credit markets, while the U.S. federal government moved quickly to design and implement a meaningful fiscal stimulus package. Although several other global central banks also cut rates, the dilemma of rising energy and food prices heightened concerns among central bankers that inflationary expectations might become unhinged despite weaker growth. Only later in the reporting period did slowing global growth result in a very precipitous decline in commodity prices, which significantly eased inflation and inflationary expectations. As inflationary concerns diminished in the face of global deleveraging, and equity and credit markets deteriorated more sharply, a coordinated rate cut marked the beginning of much more aggressive easing by the major global central banks.

Contributors to Performance

Relative to the MSCI EAFE Value Index, stock selection and an underweighted position in the financial services sector were the primary factors contributing to the fund’s outperformance. Not holding poor-performing banking and insurance services firm Fortis, a benchmark constituent, boosted relative performance.

An overweighted position in the health care sector also benefited relative returns. Strong relative contributors within this sector included Swiss pharmaceutical companies, Roche Holding (aa) and Novartis (aa), U.K.-based pharmaceutical firm GlaxoSmithKline (aa), and drug company Hisamitsu Pharmaceutical (aa) (Japan).

Overweighting the consumer staples sector was another positive area for relative performance. Our holdings of global food company Nestle (aa) (Switzerland) and household and industrial products manufacturer Kao Corp. (Japan) were top relative contributors within this sector. Shares of Nestle outpaced the benchmark as the company raised its 2008 annual sales forecast and reiterated its sales goal for 2009. The recent drop in commodity prices also aided the company’s results. Kao Corp. benefited from lower raw materials costs and their ability to maintain pricing in the domestic marketplace.

Stocks in other sectors that aided relative performance included telecommunications company KDDI Corp. (Japan) and express delivery giant Yamato Holdings (Japan).

The fund’s cash position was also a contributor to relative performance. The fund holds cash to buy new holdings and to provide liquidity. In a period when equity markets declined, as measured by the fund’s benchmark, holding cash helped performance versus the benchmark, which has no cash position.

During the reporting period, the fund’s currency exposure was a contributor to relative performance. All of MFS’ investment decisions are driven by the fundamentals of each individual opportunity and as such, it is common for our portfolios to have different currency exposure than the benchmark.

3

Management Review – continued

Detractors from Performance

Stock selection and an underweighted position in the utilities and communications sector detracted from performance relative to the benchmark. Not holding strong-performing Tokyo Electric Power Co. (Japan), France Telecom (France), and mobile telecommunications provider NTT DoCoMo (Japan) held back relative results.

Stock selection and an underweight in the energy sector also hindered relative performance. Not holding integrated oil company BP PLC (United Kingdom) hurt relative returns as the stock outperformed the benchmark over the reporting period.

Our holdings of several stocks within the financial services sector detracted from results. These included financial services group DNB Holding (Norway), French bank Credit Agricole, and financial services firm ING Groep (the Netherlands).

Elsewhere, not holding pharmaceutical firms, AstraZeneca (U.K.) and Sanofi-Aventis (France), and our investment in global zinc processor Nyrstar (aa) (Belgium) hurt relative performance.

Respectfully,

Benjamin Stone	Barnaby Wiener
Portfolio Manager	Portfolio Manager

Note to Shareholders: Effective November 20, 2008, Benjamin Stone became a co-manager of the fund.

(aa)	Security is not a benchmark constituent.

(g)	Security was not held in the portfolio at period end.

The views expressed in this report are those of the portfolio managers only through the end of the period of the report as stated on the cover and do not necessarily reflect the views of MFS or any other person in the MFS organization. These views are subject to change at any time based on market or other conditions, and MFS disclaims any responsibility to update such views. These views may not be relied upon as investment advice or an indication of trading intent on behalf of any MFS portfolio. References to specific securities are not recommendations of such securities, and may not be representative of any MFS portfolio’s current or future investments.

4

PERFORMANCE SUMMARY THROUGH 12/31/08

The following chart illustrates the historical performance of the fund in comparison to its benchmark(s). Benchmark comparisons are unmanaged; do not reflect any fees or expenses; and cannot be invested in directly. The performance of other share classes will be greater than or less than that of the class depicted below. (See Notes to Performance Summary.)

Performance data shown represents past performance and is no guarantee of future results. Investment return and principal value fluctuate so your units, when sold, may be worth more or less than the original cost; current performance may be lower or higher than quoted. The performance shown does not reflect the deduction of taxes, if any, that a contract holder would pay on fund distributions or the redemption of contract units. The returns for the fund shown also do not reflect the deduction of expenses associated with variable products, such as mortality and expense risk charges, separate account charges, and sales charges imposed by the insurance company separate accounts. Such expenses would reduce the overall returns shown.

Growth of a hypothetical $10,000 investment

Total rates of return through 12/31/08

Average Annual Total Returns

Share class	Class inception date	1-yr	5-yr	10-yr
Initial Class	10/02/95	(31.41)%	7.01%	5.61%
Service Class	8/24/01	(31.58)%	6.76%	5.43%

Comparative Benchmarks

MSCI EAFE Value Index (f)	(43.68)%	2.34%	3.19%
MSCI EAFE Index (f)	(43.06)%	2.10%	1.18%

(f)	Source: FactSet Research Systems Inc.

Benchmark Definitions

MSCI EAFE (Europe, Australasia, Far East) Value Index – a market capitalization-weighted index that is designed to measure equity market performance for value securities in the developed markets, excluding the U.S. and Canada.

MSCI EAFE (Europe, Australasia, Far East) Index – a market capitalization-weighted index that is designed to measure equity market performance in the developed markets, excluding the U.S. and Canada.

It is not possible to invest directly in an index.

Notes to Performance Summary

Performance for the Service Class includes the performance of the fund’s Initial Class for periods prior to their offering. Because Service Class expenses are higher than those of Initial Class, performance shown for Service Class is higher than it would have been had it been offered for the entire period. Performance has not been adjusted to take into account differences in class specific operating expenses (such as Rule 12b-1 fees). Please see the prospectus for additional information about performance and expenses.

Performance results reflect any applicable expense subsidies and waivers in effect during the periods shown. Without such subsidies and waivers the fund’s performance results would be less favorable. Please see the prospectus for complete details. All results are historical and assume the reinvestment of any dividends and capital gains distributions.

From time to time the fund may receive proceeds from litigation settlements, without which performance would be lower.

5

EXPENSE TABLE

Fund Expenses Borne by the Contract Holders During the Period,

July 1, 2008 through December 31, 2008

As a contract holder of the fund, you incur ongoing costs, including management fees; distribution (12b-1) fees; and other fund expenses. This example is intended to help you understand your ongoing costs (in dollars) of investing in the fund and to compare these costs with the ongoing costs of investing in other mutual funds.

The example is based on an investment of $1,000 invested at the beginning of the period and held for the entire period July 1, 2008 through December 31, 2008.

Actual Expenses

The first line for each share class in the following table provides information about actual account values and actual expenses. You may use the information in this line, together with the amount you invested, to estimate the expenses that you paid over the period. Simply divide your account value by $1,000 (for example, an $8,600 account value divided by $1,000 = 8.6), then multiply the result by the number in the first line under the heading entitled “Expenses Paid During Period” to estimate the expenses you paid on your account during this period.

Hypothetical Example for Comparison Purposes

The second line for each share class in the following table provides information about hypothetical account values and hypothetical expenses based on the fund’s actual expense ratio and an assumed rate of return of 5% per year before expenses, which is not the fund’s actual return. The hypothetical account values and expenses may not be used to estimate the actual ending account balance or expenses you paid for the period. You may use this information to compare the ongoing costs of investing in the fund and other funds. To do so, compare this 5% hypothetical example with the 5% hypothetical examples that appear in the shareholder reports of the other funds.

Please note that the expenses shown in the table are meant to highlight the fund’s ongoing costs only and do not take into account the fees and expenses imposed under the variable contracts through which your investment in the fund is made. Therefore, the second line for each share class in the table is useful in comparing ongoing costs associated with an investment in vehicles (such as the fund) which fund benefits under variable annuity and variable life insurance contracts and to qualified pension and retirement plans only, and will not help you determine the relative total costs of investing in the fund through variable annuity and variable life insurance contracts. If the fees and expenses imposed under the variable contracts were included, your costs would have been higher.

Share Class		Annualized Expense Ratio	Beginning Account Value 7/01/08	Ending Account Value 12/31/08	Expenses Paid During Period (p) 7/01/08-12/31/08
Initial Class	Actual	1.07%	$1,000.00	$732.64	$4.66
	Hypothetical (h)	1.07%	$1,000.00	$1,019.76	$5.43
Service Class	Actual	1.31%	$1,000.00	$731.57	$5.70
	Hypothetical (h)	1.31%	$1,000.00	$1,018.55	$6.65

(h)	5% class return per year before expenses.

(p)	Expenses paid is equal to each class’ annualized expense ratio, as shown above, multiplied by the average account value over the period, multiplied by the number of days in the period, divided by the number of days in the year.

6

PORTFOLIO OF INVESTMENTS – 12/31/08

The Portfolio of Investments is a complete list of all securities owned by your fund. It is categorized by broad-based asset classes.

Issuer	Shares/Par	Value ($)

COMMON STOCKS – 96.8%
Alcoholic Beverages – 1.8%
Heineken N.V.	136,400	$4,190,692

Apparel Manufacturers – 1.1%
Compagnie Financiere Richemont S.A.	81,598	$1,584,189
Sanyo Shokai Ltd. (l)	232,400	923,063

		$2,507,252

Broadcasting – 4.2%
Fuji Television Network, Inc.	1,737	$2,485,611
Nippon Television Network Corp.	12,990	1,372,920
Vivendi S.A.	115,840	3,771,479
WPP Group PLC	381,790	2,225,547

		$9,855,557

Brokerage & Asset Managers – 1.5%
Daiwa Securities Group, Inc.	446,000	$2,657,922
Van Lanschot N.V. (l)	14,600	974,146

		$3,632,068

Business Services – 1.8%
Bunzl PLC	163,880	$1,398,803
USS Co. Ltd.	55,520	2,937,558

		$4,336,361

Cable TV – 0.2%
Premiere AG (a)	76,905	$397,674

Computer Software – Systems – 1.0%
Fujitsu Ltd.	503,000	$2,431,233

Construction – 3.7%
CRH PLC	115,520	$2,915,455
Fletcher Building Ltd.	261,568	882,620
Geberit AG	28,690	3,090,809
Nexity International	42,231	659,037
Sekisui Chemical Co. Ltd.	211,000	1,317,942

		$8,865,863

Consumer Goods & Services – 3.9%
Henkel KGaA, IPS	95,990	$3,077,561
Kao Corp.	122,000	3,694,523
KOSE Corp.	99,300	2,494,983

		$9,267,067

Containers – 2.3%
Brambles Ltd.	1,043,430	$5,421,809

Electrical Equipment – 3.7%
Legrand S.A.	215,510	$4,141,012
OMRON Corp.	154,800	2,077,736
Spectris PLC	322,470	2,496,263

		$8,715,011

Electronics – 4.2%
Konica Minolta Holdings, Inc.	401,500	$3,111,134
Samsung Electronics Co. Ltd.	8,383	3,044,016

Issuer	Shares/Par	Value ($)

COMMON STOCKS – continued
Electronics – continued
Taiwan Semiconductor Manufacturing Co. Ltd., ADR	367,780	$2,905,462
Venture Corp. Ltd.	293,000	896,235

		$9,956,847

Energy – Independent – 0.9%
INPEX Corp.	280	$2,212,154

Energy – Integrated – 8.5%
Royal Dutch Shell PLC, “A”	303,380	$7,930,451
Statoil A.S.A.	205,180	3,379,370
TOTAL S.A.	160,880	8,770,803

		$20,080,624

Food & Beverages – 4.6%
Binggrae Co. Ltd. (a)	13,530	$471,166
Nestle S.A.	216,361	8,527,344
Nong Shim Co. Ltd. (a)	9,659	1,885,127

		$10,883,637

Forest & Paper Products – 0.9%
M-real Oyj, “B”	353,020	$344,183
UPM-Kymmene Corp.	139,240	1,765,488

		$2,109,671

General Merchandise – 0.5%
Daiei, Inc. (a)(l)	176,500	$1,130,244

Insurance – 4.9%
Allianz SE	11,700	$1,254,919
Aviva PLC	362,190	2,050,161
Catlin Group Ltd.	192,590	1,205,086
Euler Hermes	14,464	708,419
Hiscox Ltd.	272,305	1,337,033
Jardine Lloyd Thompson Group PLC	235,370	1,486,693
Muenchener Ruckvers AG	23,340	3,667,811

		$11,710,122

Leisure & Toys – 1.2%
Heiwa Corp.	72,600	$731,304
NAMCO BANDAI Holdings, Inc. (l)	101,500	1,112,495
Sankyo Co. Ltd.	21,800	1,101,069

		$2,944,868

Machinery & Tools – 2.3%
Assa Abloy AB, “B” (l)	310,650	$3,524,781
Glory Ltd.	94,500	1,848,298

		$5,373,079

Major Banks – 5.1%
Credit Agricole S.A.	252,918	$2,876,303
Royal Bank of Scotland Group PLC	1,297,335	937,858
Sumitomo Mitsui Financial Group, Inc.	1,019	4,414,064
Unibanco – Uniao de Bancos Brasileiros S.A., ADR	22,400	1,447,488
UniCredito Italiano S.p.A.	976,390	2,430,768

		$12,106,481

7

Portfolio of Investments – continued

Issuer	Shares/Par	Value ($)

COMMON STOCKS – continued
Medical Equipment – 0.0%
Straumann Holding AG	100	$17,614

Metals & Mining – 0.2%
Nyrstar N.V.	118,299	$363,142

Network & Telecom – 1.3%
Nokia Oyj	204,430	$3,169,264

Oil Services – 0.4%
Fugro N.V.	30,662	$880,287

Other Banks & Diversified Financials – 6.9%
Anglo Irish Bank Corp. PLC	249,800	$59,992
Bangkok Bank Public Co. Ltd.	384,800	788,270
Chiba Bank Ltd.	242,000	1,512,039
Dah Sing Financial Holdings Ltd.	229,200	591,771
DNB Holding A.S.A.	614,960	2,456,525
Hachijuni Bank Ltd.	295,000	1,697,033
ING Groep N.V.	384,080	4,014,858
Joyo Bank Ltd.	319,000	1,817,388
Sapporo Hokuyo Holdings, Inc.	220	891,459
Siam City Bank Public Co. Ltd. (a)	3,192,800	647,189
SNS REAAL Groep N.V.	118,680	653,063
Unione di Banche Italiane ScpA	84,311	1,220,223

		$16,349,810

Pharmaceuticals – 10.1%
Daiichi Sankyo Co. Ltd.	103,100	$2,450,647
GlaxoSmithKline PLC	201,180	3,734,786
Hisamitsu Pharmaceutical Co., Inc.	18,000	734,884
Merck KGaA	38,320	3,483,960
Novartis AG	89,400	4,479,341
Roche Holding AG	58,100	8,943,548

		$23,827,166

Printing & Publishing – 1.3%
Reed Elsevier PLC	218,633	$1,588,987
Wolters Kluwer N.V.	77,530	1,464,224

		$3,053,211

Real Estate – 0.3%
Deutsche Wohnen AG (a)	60,750	$816,166

Specialty Chemicals – 0.6%
Clariant AG	105,023	$718,482
Symrise AG	56,272	794,775

		$1,513,257

Specialty Stores – 0.7%
Esprit Holdings Ltd.	181,800	$1,036,266
Praktiker Bau-und Heimwerkermaerkte Holding AG, “A”	62,190	684,716

		$1,720,982

Telecommunications – Wireless – 6.5%
America Movil S.A.B. de C.V., “L”, ADR	29,900	$926,601
KDDI Corp.	720	5,128,120
SmarTone Telecommunications Holdings Ltd.	748,000	554,953
Vodafone Group PLC	4,417,270	8,892,467

		$15,502,141

Issuer	Shares/Par	Value ($)

COMMON STOCKS – continued
Telephone Services – 4.3%
China Unicom Ltd.	918,000	$1,116,745
Royal KPN N.V.	198,680	2,881,030
Telefonica S.A.	260,270	5,834,073
Virgin Media, Inc.	63,760	318,162

		$10,150,010

Tobacco – 1.1%
Japan Tobacco, Inc.	773	$2,559,715

Trucking – 3.2%
TNT N.V.	199,910	$3,823,694
Yamato Holdings Co. Ltd.	296,000	3,859,632

		$7,683,326

Utilities – Electric Power – 1.6%
E.ON AG	93,843	$3,794,744

Total Common Stocks (Identified Cost, $321,426,211)		$229,529,149

	Strike Price	First Exercise

RIGHTS – 0.0%
Broadcasting – 0.0%
Premiere Ag (1 share for 11 rights) (Identified Cost, $0) (a)	3.76 EUR	12/30/08	76,905	$5,964

REPURCHASE AGREEMENTS – 2.2%

Goldman Sachs, 0.01%, dated 12/31/08, due 1/02/09, total to be received $5,214,003 (secured by U.S. Treasury and Federal Agency obligations and Mortgage Backed securities in a jointly traded account)	$5,214,000	$5,214,000
Morgan Stanley, 0.02%, dated 12/31/08, due 1/02/09, total to be received $7,000.01 (secured by U.S. Treasury and Federal Agency obligations and Mortgage Backed securities in a jointly traded account)	7,000	7,000

Total Repurchase Agreements, at Cost		$5,221,000

COLLATERAL FOR SECURITIES LOANED – 0.8%
Navigator Securities Lending Prime Portfolio, at Cost and Net Asset Value	1,912,841	$1,912,841

Total Investments (Identified Cost, $328,560,052)		$236,668,954

OTHER ASSETS, LESS LIABILITIES – 0.2%		366,329

Net Assets – 100.0%		$237,035,283

(a)	Non-income producing security.

(l)	All or a portion of this security is on loan.

The following abbreviations are used in this report and are defined:

ADR	American Depository Receipt

IPS	International Preference Stock

See Notes to Financial Statements

8

FINANCIAL STATEMENTS  |  STATEMENT OF ASSETS AND LIABILITIES

This statement represents your fund’s balance sheet, which details the assets and liabilities comprising the total value of the fund.

At 12/31/08
Assets
Investments, at value, including $1,799,851 of securities on loan (identified cost, $328,560,052)	$236,668,954
Cash	710
Foreign currency, at value (identified cost, $2,137,952)	2,123,094
Receivable for investments sold	4,103
Receivable for fund shares sold	2,073
Interest and dividends receivable	390,600
Other assets	11,800
Total assets		$239,201,334
Liabilities
Payable for fund shares reacquired	$107,709
Collateral for securities loaned, at value	1,912,841
Payable to affiliates
Management fee	11,532
Distribution fees	2,420
Administrative services fee	703
Payable for trustees’ compensation	84
Accrued expenses and other liabilities	130,762
Total liabilities		$2,166,051
Net assets		$237,035,283
Net assets consist of
Paid-in capital	$331,276,994
Unrealized appreciation (depreciation) on investments and translation of assets and liabilities in foreign currencies	(91,926,194)
Accumulated net realized gain (loss) on investments and foreign currency transactions	(9,966,697)
Undistributed net investment income	7,651,180
Net assets		$237,035,283
Shares of beneficial interest outstanding		19,855,402
Initial Class shares
Net assets	$57,968,206
Shares outstanding	4,819,790
Net asset value per share		$12.03
Service Class shares
Net assets	$179,067,077
Shares outstanding	15,035,612
Net asset value per share		$11.91

See Notes to Financial Statements

9

FINANCIAL STATEMENTS  |  STATEMENT OF OPERATIONS

This statement describes how much your fund earned in investment income and accrued in expenses. It also describes any gains and/or losses generated by fund operations.

Year ended 12/31/08
Net investment income
Income
Dividends	$12,430,141
Interest	669,446
Foreign taxes withheld	(1,265,320)
Total investment income		$11,834,267
Expenses
Management fee	$2,782,145
Distribution fees	556,150
Administrative services fee	95,823
Trustees’ compensation	37,400
Custodian fee	208,489
Shareholder communications	22,435
Auditing fees	56,876
Legal fees	7,127
Miscellaneous	22,389
Total expenses		$3,788,834
Fees paid indirectly	(273)
Net expenses		$3,788,561
Net investment income		$8,045,706
Realized and unrealized gain (loss) on investments and foreign currency transactions
Realized gain (loss) (identified cost basis)
Investment transactions (net of $95,725 country tax)	$(9,262,775)
Foreign currency transactions	(270,900)
Net realized gain (loss) on investments and foreign currency transactions		$(9,533,675)
Change in unrealized appreciation (depreciation)
Investments (net of $130,627 decrease in deferred country tax)	$(111,632,217)
Translation of assets and liabilities in foreign currencies	(28,417)
Net unrealized gain (loss) on investments and foreign currency translation		$(111,660,634)
Net realized and unrealized gain (loss) on investments and foreign currency		$(121,194,309)
Change in net assets from operations		$(113,148,603)

See Notes to Financial Statements

10

FINANCIAL STATEMENTS  |  STATEMENTS OF CHANGES IN NET ASSETS

These statements describe the increases and/or decreases in net assets resulting from operations, any distributions, and any shareholder transactions.

For years ended 12/31	2008	2007
Change in net assets
From operations
Net investment income	$8,045,706	$3,053,063
Net realized gain (loss) on investments and foreign currency transactions	(9,533,675)	18,936,667
Net unrealized gain (loss) on investments and foreign currency translation	(111,660,634)	(10,499,804)
Change in net assets from operations	$(113,148,603)	$11,489,926
Distributions declared to shareholders
From net investment income
Initial Class	$(918,018)	$(2,144,403)
Service Class	(2,075,620)	(767,328)
From net realized gain on investments
Initial Class	(5,480,998)	(15,977,807)
Service Class	(13,863,500)	(5,965,795)
Total distributions declared to shareholders	$(22,338,136)	$(24,855,333)
Change in net assets from fund share transactions	$31,082,596	$205,823,373
Total change in net assets	$(104,404,143)	$192,457,966
Net assets
At beginning of period	341,439,426	148,981,460
At end of period (including undistributed net investment income of $7,651,180 and $2,975,812, respectively)	$237,035,283	$341,439,426

See Notes to Financial Statements

11

FINANCIAL STATEMENTS  |  FINANCIAL HIGHLIGHTS

The financial highlights table is intended to help you understand the fund’s financial performance for the past 5 years. Certain information reflects financial results for a single fund share. The total returns in the table represent the rate by which an investor would have earned (or lost) on an investment in the fund share class (assuming reinvestment of all distributions) held for the entire period.

Initial Class	Years ended 12/31
	2008	2007	2006	2005	2004
Net asset value, beginning of period	$18.68	$20.02	$17.39	$15.58	$12.27
Income (loss) from investment operations
Net investment income (d)	$0.44	$0.33	$0.39	$0.27	$0.20
Net realized and unrealized gain (loss) on investments and foreign currency	(5.94)	1.13	4.54	2.03	3.21
Total from investment operations	$(5.50)	$1.46	$4.93	$2.30	$3.41
Less distributions declared to shareholders
From net investment income	$(0.16)	$(0.33)	$(0.24)	$(0.18)	$(0.10)
From net realized gain on investments	(0.99)	(2.47)	(2.06)	(0.31)	—
Total distributions declared to shareholders	$(1.15)	$(2.80)	$(2.30)	$(0.49)	$(0.10)
Net asset value, end of period	$12.03	$18.68	$20.02	$17.39	$15.58
Total return (%) (k)(s)	(31.41)	7.35	29.23	15.22	28.02 (v)
Ratios (%) (to average net assets) and Supplemental data:
Expenses (f)	1.05	1.05	1.11	1.13	1.15
Net investment income	2.82	1.67	2.09	1.67	1.52
Portfolio turnover	44	44	55	46	65
Net assets at end of period (000 Omitted)	$57,968	$117,100	$134,008	$108,418	$84,996

See Notes to Financial Statements

12

Financial Highlights – continued

Service Class	Years ended 12/31
	2008	2007	2006	2005	2004
Net asset value, beginning of period	$18.53	$19.92	$17.32	$15.54	$12.24
Income (loss) from investment operations
Net investment income (d)	$0.39	$0.16	$0.34	$0.22	$0.18
Net realized and unrealized gain (loss) on investments and foreign currency	(5.87)	1.24	4.53	2.02	3.20
Total from investment operations	$(5.48)	$1.40	$4.87	$2.24	$3.38
Less distributions declared to shareholders
From net investment income	$(0.15)	$(0.32)	$(0.21)	$(0.15)	$(0.08)
From net realized gain on investments	(0.99)	(2.47)	(2.06)	(0.31)	—
Total distributions declared to shareholders	$(1.14)	$(2.79)	$(2.27)	$(0.46)	$(0.08)
Net asset value, end of period	$11.91	$18.53	$19.92	$17.32	$15.54
Total return (%) (k)(s)	(31.58)	7.04	28.95	14.86	27.82 (v)
Ratios (%) (to average net assets) and Supplemental data:
Expenses (f)	1.30	1.30	1.36	1.39	1.40
Net investment income	2.52	0.87	1.84	1.37	1.31
Portfolio turnover	44	44	55	46	65
Net assets at end of period (000 Omitted)	$179,067	$224,339	$14,973	$10,994	$6,805

(d)	Per share data is based on average shares outstanding.

(f)	Ratios do not reflect reductions from fees paid indirectly, if applicable.

(k)	The total return does not reflect expenses that apply to separate accounts. Inclusion of these charges would reduce the total return figures for all periods shown.

(s)	From time to time the fund may receive proceeds from litigation settlements, without which performance would be lower.

(v)	During the year ended December 31, 2004, the fund received a payment from the investment adviser to reimburse the fund for losses on investments not meeting the investment guidelines of the fund. If this loss had been incurred, the total returns would have been approximately 28.01% and 27.81% for the Initial Class and Service Class, respectively.

See Notes to Financial Statements

13

NOTES TO FINANCIAL STATEMENTS

(1)	Business and Organization

MFS International Value Portfolio (the fund) is a series of MFS Variable Insurance Trust II (the trust). The trust is organized as a Massachusetts business trust and is registered under the Investment Company Act of 1940, as amended, as an open-end management investment company. The shares of the fund are sold to variable accounts established by insurance companies to fund benefits under variable contracts issued by such companies, and qualified retirement and pension plans.

(2)	Significant Accounting Policies

General – The preparation of financial statements in conformity with U.S. generally accepted accounting principles requires management to make estimates and assumptions that affect the reported amounts of assets and liabilities, and disclosure of contingent assets and liabilities at the date of the financial statements and the reported amounts of revenues and expenses during the reporting period. Actual results could differ from those estimates. The fund can invest in foreign securities, including securities of emerging market issuers. Investments in foreign securities are vulnerable to the effects of changes in the relative values of the local currency and the U.S. dollar and to the effects of changes in each country’s legal, political, and economic environment. The markets of emerging markets countries are generally more volatile than the markets of developed countries with more mature economies. All of the risks of investing in foreign securities previously described are heightened when investing in emerging markets countries.

In March 2008, FASB Statement No. 161, Disclosures about Derivative Instruments and Hedging Activities (the “Standard”) was issued, and is effective for financial statements issued for fiscal years and interim periods beginning after November 15, 2008. This Standard provides enhanced disclosures about the fund’s use of and accounting for derivative instruments and the effect of derivative instruments on the fund’s results of operations and financial position. Management is evaluating the application of the Standard to the fund, and has not at this time determined the impact, if any, resulting from the adoption of this Standard on the fund’s financial statements.

FASB Staff Position (FSP) 133-1 was implemented during the period. FSP 133-1 amends FAS 133 to require sellers of credit derivatives to make disclosures that will enable financial statement users to assess the potential effects of those credit derivatives on an entity’s financial position, financial performance and cash flows. There was no impact from implementing FSP 133-1 as the fund did not hold any of these credit derivatives at period end.

Investment Valuations – Equity securities, including restricted equity securities, are generally valued at the last sale or official closing price as reported by a third party pricing service on the market or exchange on which they are primarily traded. For securities for which there were no sales reported that day, equity securities are generally valued at the last quoted daily bid quotation as reported by a third party pricing service on the market or exchange on which they are primarily traded. For securities held short for which there were no sales reported for the day, the position is generally valued at the last quoted daily ask quotation as reported by a third party pricing service on the market or exchange on which such securities are primarily traded. Short-term instruments with a maturity at issuance of 60 days or less may be valued at amortized cost, which approximates market value. Open-end investment companies are generally valued at net asset value per share. Securities and other assets generally valued on the basis of information from a third party pricing service may also be valued at a broker-dealer bid quotation. Values obtained from pricing services can utilize both dealer-supplied valuations and electronic data processing techniques, which take into account factors such as institutional-size trading in similar groups of securities, yield, quality, coupon rate, maturity, type of issue, trading characteristics, and other market data. The values of foreign securities and other assets and liabilities expressed in foreign currencies are converted to U.S. dollars using the mean of bid and asked prices for rates reported by a third party pricing service.

The Board of Trustees has delegated primary responsibility for determining or causing to be determined the value of the fund’s investments (including any fair valuation) to the adviser pursuant to valuation policies and procedures approved by the Board. If the adviser determines that reliable market quotations are not readily available, investments are valued at fair value as determined in good faith by the adviser in accordance with such procedures under the oversight of the Board of Trustees. Under the fund’s valuation policies and procedures, market quotations are not considered to be readily available for most types of debt instruments and floating rate loans and many types of derivatives. These investments are generally valued at fair value based on information from third party pricing services. In addition, investments may be valued at fair value if the adviser determines that an investment’s value has been materially affected by events occurring after the close of the exchange or market on which the investment is principally traded (such as foreign exchange or market) and prior to the determination of the fund’s net asset value, or after the halting of trading of a specific security where trading does not resume prior to the close of the exchange or market on which the security is principally traded. Events that occur on a frequent basis after foreign markets close (such as developments in foreign markets and significant movements in the U.S. markets) and prior to the determination of the fund’s net asset value may be deemed to have a material affect on the value of securities traded in foreign markets. Accordingly, the fund’s foreign equity securities may often be valued at fair value. The adviser may rely on third party

14

Notes to Financial Statements – continued

pricing services or other information (such as the correlation with price movements of similar securities in the same or other markets; the type, cost and investment characteristics of the security; the business and financial condition of the issuer; and trading and other market data) to assist in determining whether to fair value and at what value to fair value an investment. The value of an investment for purposes of calculating the fund’s net asset value can differ depending on the source and method used to determine value. When fair valuation is used, the value of investments used to determine the fund’s net asset value may differ from quoted or published prices for the same investments.

The fund adopted FASB Statement No. 157, Fair Value Measurements (the “Statement”). This Statement provides a single definition of fair value, a hierarchy for measuring fair value and expanded disclosures about fair value measurements.

Various inputs are used in determining the value of the fund’s assets or liabilities carried at market value. These inputs are categorized into three broad levels. Level 1 includes quoted prices in active markets for identical assets or liabilities. Level 2 includes other significant observable market-based inputs (including quoted prices for similar securities, interest rates, prepayment speed, and credit risk). Level 3 includes unobservable inputs, which may include the adviser’s own assumptions in determining the fair value of investments. Other financial instruments are derivative instruments not reflected in total investments, such as futures, forwards, swap contracts and written options. The following is a summary of the levels used as of December 31, 2008 in valuing the fund’s assets or liabilities carried at market value:

	Level 1	Level 2	Level 3	Total
Investments in Securities	$14,855,974	$221,812,980	$—	$236,668,954
Other Financial Instruments	$—	$—	$—	$—

Repurchase Agreements – The fund may enter into repurchase agreements with approved counterparties. Each repurchase agreement is recorded at cost. The fund requires that the securities collateral in a repurchase transaction be transferred to a custodian. The fund monitors, on a daily basis, the value of the collateral to ensure that its value, including accrued interest, is greater than amounts owed to the fund under each such repurchase agreement. The fund and other funds managed by Massachusetts Financial Services Company (MFS), may utilize a joint trading account for the purpose of entering into one or more repurchase agreements.

Foreign Currency Translation – Purchases and sales of foreign investments, income, and expenses are converted into U.S. dollars based upon currency exchange rates prevailing on the respective dates of such transactions or on the reporting date for foreign denominated receivables and payables. Gains and losses attributable to foreign currency exchange rates on sales of securities are recorded for financial statement purposes as net realized gains and losses on investments. Gains and losses attributable to foreign exchange rate movements on receivables, payables, income and expenses are recorded for financial statement purposes as foreign currency transaction gains and losses. That portion of both realized and unrealized gains and losses on investments that results from fluctuations in foreign currency exchange rates is not separately disclosed.

Security Loans – State Street Bank and Trust Company (“State Street”), as lending agent, may loan the securities of the fund to certain qualified institutions (the “Borrowers”) approved by the fund. The loans are collateralized by cash and/or U.S. Treasury and federal agency obligations in an amount typically at least equal to the market value of the securities loaned. State Street provides the fund with indemnification against Borrower default. The fund bears the risk of loss with respect to the investment of cash collateral. On loans collateralized by cash, the cash collateral is invested in a money market fund or short-term securities. A portion of the income generated upon investment of the collateral is remitted to the Borrowers, and the remainder is allocated between the fund and the lending agent. On loans collateralized by U.S. Treasury and/or federal agency obligations, a fee is received from the Borrower, and is allocated between the fund and the lending agent. Income from securities lending is included in interest income on the Statement of Operations. The dividend and interest income earned on the securities loaned is accounted for in the same manner as other dividend and interest income.

Indemnifications – Under the fund’s organizational documents, its officers and trustees may be indemnified against certain liabilities and expenses arising out of the performance of their duties to the fund. Additionally, in the normal course of business, the fund enters into agreements with service providers that may contain indemnification clauses. The fund’s maximum exposure under these agreements is unknown as this would involve future claims that may be made against the fund that have not yet occurred.

Investment Transactions and Income – Investment transactions are recorded on the trade date. Interest income is recorded on the accrual basis. All premium and discount is amortized or accreted for financial statement purposes in accordance with U.S. generally accepted accounting principles. Dividends received in cash are recorded on the ex-dividend date. Certain dividends from foreign securities will be recorded when the fund is informed of the dividend if such information is obtained subsequent to the ex-dividend date. Dividend and interest payments received in additional securities are recorded on the ex-dividend or ex-interest date in an amount equal to the value of the security on such date.

15

Notes to Financial Statements – continued

The fund may receive proceeds from litigation settlements. Any proceeds received from litigation involving portfolio holdings are reflected in the Statement of Operations in realized gain/loss if the security has been disposed of by the fund or in unrealized gain/loss if the security is still held by the fund. Any other proceeds from litigation not related to portfolio holdings are reflected as other income in the Statement of Operations.

Fees Paid Indirectly – The fund’s custody fee may be reduced according to an arrangement that measures the value of cash deposited with the custodian by the fund. This amount, for the year ended December 31, 2008, is shown as a reduction of total expenses on the Statement of Operations.

Tax Matters and Distributions – The fund intends to qualify as a regulated investment company, as defined under Subchapter M of the Internal Revenue Code, and to distribute all of its taxable income, including realized capital gains. As a result, no provision for federal income tax is required. Each of the fund’s federal tax returns for the prior three fiscal years remains subject to examination by the Internal Revenue Service. Foreign taxes, if any, have been accrued by the fund in the accompanying financial statements.

Distributions to shareholders are recorded on the ex-dividend date. Income and capital gain distributions are determined in accordance with income tax regulations, which may differ from U.S. generally accepted accounting principles. Certain capital accounts in the financial statements are periodically adjusted for permanent differences in order to reflect their tax character. These adjustments have no impact on net assets or net asset value per share. Temporary differences which arise from recognizing certain items of income, expense, gain or loss in different periods for financial statement and tax purposes will reverse at some time in the future. Distributions in excess of net investment income or net realized gains are temporary overdistributions for financial statement purposes resulting from differences in the recognition or classification of income or distributions for financial statement and tax purposes.

Book/tax differences primarily relate to wash sale loss deferrals, foreign currency transactions, and foreign taxes.

The tax character of distributions declared to shareholders for the last two fiscal years is as follows:

	12/31/08	12/31/07
Ordinary income (including any short-term capital gains)	$7,394,194	$7,195,412
Long-term capital gain	14,943,942	17,659,921
Total distributions	$22,338,136	$24,855,333

The federal tax cost and the tax basis components of distributable earnings were as follows:

As of 12/31/08
Cost of investments	$331,081,908
Gross appreciation	2,961,178
Gross depreciation	(97,374,132)
Net unrealized appreciation (depreciation)	$(94,412,954)
Undistributed ordinary income	7,653,874
Capital loss carryforwards	(7,444,841)
Other temporary differences	(37,790)

As of December 31, 2008, the fund had capital loss carryforwards available to offset future realized gains. Such losses expire as follows:

12/31/16	$(7,444,841)

Multiple Classes of Shares of Beneficial Interest – The fund offers multiple classes of shares, which differ in their respective distribution fees. The fund’s income, realized and unrealized gain (loss), and common expenses are allocated to shareholders based on the daily net assets of each class. Dividends are declared separately for each class. Differences in per share dividend rates are generally due to differences in separate class expenses.

(3)	Transactions with Affiliates

Investment Adviser – The fund has an investment advisory agreement with MFS to provide overall investment management and related administrative services and facilities to the fund. The management fee is computed daily and paid monthly at the following annual rates:

First $1 billion of average daily net assets	0.90%
Next $1 billion of average daily net assets	0.80%
Average daily net assets in excess of $2 billion	0.70%

The management fee incurred for the year ended December 31, 2008 was equivalent to an annual effective rate of 0.90% of the fund’s average daily net assets.

16

Notes to Financial Statements – continued

Distributor – MFS Fund Distributors, Inc. (MFD), a wholly-owned subsidiary of MFS, is the distributor of shares of the fund. The Trustees have adopted a distribution plan for the Service Class shares pursuant to Rule 12b-1 under the Investment Company Act of 1940.

The fund’s distribution plan provides that the fund will pay MFD distribution fees equal to 0.25% per annum of its average daily net assets attributable to Service Class shares as partial consideration for services performed and expenses incurred by MFD and financial intermediaries in connection with the sale and distribution of the fund’s Service Class shares and the sale and distribution of the variable annuity or variable life insurance contracts investing indirectly in Service Class shares. MFD may subsequently pay all, or a portion, of the distribution fees to financial intermediaries.

Shareholder Servicing Agent – MFS Service Center, Inc. (MFSC), a wholly-owned subsidiary of MFS, has contracted to provide transfer agent and recordkeeping functions in connection with the issuance, transfer, and redemption of each class of shares of the fund under a Shareholder Servicing Agent Agreement. During the year ended December 31, 2008, the fund did not pay MFSC a fee for this service.

Administrator – MFS provides certain financial, legal, shareholder communications, compliance, and other administrative services to the fund. Under an administrative services agreement, the fund partially reimburses MFS the costs incurred to provide these services. The fund is charged an annual fixed amount of $10,000 plus a fee based on average daily net assets.

The administrative services fee incurred for the year ended December 31, 2008 was equivalent to an annual effective rate of 0.0310% of the fund’s average daily net assets.

Trustees’ and Officers’ Compensation – The fund pays compensation to trustees in the form of a retainer, attendance fees, and additional compensation to the Board chairperson. The fund does not pay compensation directly to officers of the fund who are also officers of the investment adviser, all of whom receive remuneration for their services to the fund from MFS. Certain officers of the fund are officers or directors of MFS, MFD, and MFSC.

Other – This fund and certain other MFS funds (the funds) have entered into services agreements (the Agreements) which provide for payment of fees by the funds to Tarantino LLC and Griffin Compliance LLC in return for the provision of services of an Independent Chief Compliance Officer (ICCO) and Assistant ICCO, respectively, for the funds. The ICCO and Assistant ICCO are officers of the funds and the sole members of Tarantino LLC and Griffin Compliance LLC, respectively. The funds can terminate the Agreements with Tarantino LLC and Griffin Compliance LLC at any time under the terms of the Agreements. MFS has agreed to bear all expenses associated with office space, other administrative support, and supplies provided to the ICCO and Assistant ICCO. For the year ended December 31, 2008, the aggregate fees paid by the fund to Tarantino LLC and Griffin Compliance LLC were $2,947 and are included in miscellaneous expense on the Statement of Operations.

(4)	Portfolio Securities

Purchases and sales of investments, other than U.S. Government securities, purchased option transactions, and short-term obligations, aggregated $158,044,231 and $133,265,927, respectively.

(5)	Shares of Beneficial Interest

The fund’s Declaration of Trust permits the Trustees to issue an unlimited number of full and fractional shares of beneficial interest. Transactions in fund shares were as follows:

	Year ended 12/31/08		Year ended 12/31/07
	Shares	Amount	Shares	Amount
Shares sold
Initial Class	26,115	$403,755	225,865	$4,442,766
Service Class	3,341,977	55,071,189	11,033,820	208,319,338
	3,368,092	$55,474,944	11,259,685	$212,762,104
Shares issued to shareholders in reinvestment of distributions
Initial Class	360,711	$6,399,016	972,743	$18,122,210
Service Class	905,632	15,939,120	363,560	6,733,123
	1,266,343	$22,338,136	1,336,303	$24,855,333
Shares reacquired
Initial Class	(1,836,376)	$(28,618,120)	(1,621,370)	$(30,942,121)
Service Class	(1,316,816)	(18,112,364)	(44,135)	(851,943)
	(3,153,192)	$(46,730,484)	(1,665,505)	$(31,794,064)
Net change
Initial Class	(1,449,550)	$(21,815,349)	(422,762)	$(8,377,145)
Service Class	2,930,793	52,897,945	11,353,245	214,200,518
	1,481,243	$31,082,596	10,930,483	$205,823,373

17

Notes to Financial Statements – continued

(6)	Line of Credit

The fund and other funds managed by MFS participate in a $1 billion unsecured committed line of credit provided by a syndication of banks under a credit agreement. In addition, the fund and other funds managed by MFS have established uncommitted borrowing arrangements with certain banks. Borrowings may be made for temporary financing needs. Interest is charged to each fund, based on its borrowings, generally at a rate equal to the Federal Reserve funds rate plus 0.30%. In addition, a commitment fee, based on the average daily, unused portion of the committed line of credit, is allocated among the participating funds at the end of each calendar quarter. For the year ended December 31, 2008, the fund’s commitment fee and interest expense were $1,985 and $0, respectively, and are included in miscellaneous expense on the Statement of Operations.

18

REPORT OF INDEPENDENT REGISTERED PUBLIC ACCOUNTING FIRM

To the Board of Trustees of MFS Variable Insurance Trust II and the Shareholders of

MFS International Value Portfolio:

We have audited the accompanying statement of assets and liabilities, including the portfolio of investments, of MFS International Value Portfolio (the “Fund”) (one of the portfolios comprising MFS Variable Insurance Trust II) as of December 31, 2008, and the related statement of operations for the year then ended, the statements of changes in net assets for each of the two years in the period then ended, and the financial highlights for each of the five years in the period then ended. These financial statements and financial highlights are the responsibility of the Fund’s management. Our responsibility is to express an opinion on these financial statements and financial highlights based on our audits.

We conducted our audits in accordance with the standards of the Public Company Accounting Oversight Board (United States). Those standards require that we plan and perform the audit to obtain reasonable assurance about whether the financial statements and financial highlights are free of material misstatement. The Fund is not required to have, nor were we engaged to perform, an audit of its internal control over financial reporting. Our audits included consideration of internal control over financial reporting as a basis for designing audit procedures that are appropriate in the circumstances, but not for the purpose of expressing an opinion on the effectiveness of the Fund’s internal control over financial reporting. Accordingly, we express no such opinion. An audit also includes examining, on a test basis, evidence supporting the amounts and disclosures in the financial statements, assessing the accounting principles used and significant estimates made by management, as well as evaluating the overall financial statement presentation. Our procedures included confirmation of securities owned as of December 31, 2008, by correspondence with the custodian and brokers. We believe that our audits provide a reasonable basis for our opinion.

In our opinion, the financial statements and financial highlights referred to above present fairly, in all material respects, the financial position of MFS International Value Portfolio as of December 31, 2008, the results of its operations for the year then ended, the changes in its net assets for each of the two years in the period then ended, and the financial highlights for each of the five years in the period then ended, in conformity with accounting principles generally accepted in the United States of America.

DELOITTE & TOUCHE LLP

Boston, Massachusetts

February 17, 2009

19

TRUSTEES AND OFFICERS – IDENTIFICATION AND BACKGROUND

The Trustees and officers of the Trust, as of February 1, 2009, are listed below, together with their principal occupations during the past five years. (Their titles may have varied during that period.) The address of each Trustee and officer is 500 Boylston Street, Boston, Massachusetts 02116.

Name, Date of Birth	Position(s) Held with Fund	Trustee/Officer Since (1)	Principal Occupations During the Past Five Years and Other Directorships (2)
INTERESTED TRUSTEE
David D. Horn (3) (born 6/07/41)	Trustee	April 1986	Private investor; Sun Life Assurance Company of Canada, Senior Vice President and General Manager for the United States (until 1997); Director (until March 2004)

INDEPENDENT TRUSTEES
J. Kermit Birchfield (born 1/08/40)	Chairman	May 1997	Consultant; Century Partners, Inc. (investments), Director; Displaytech, Inc. (technology), Director; Dessin Fournir LLC (furniture manufacturer), Director (2005 to present); Intermountain Gas Company, Inc. & Intermountain Industries, Inc. (oil & gas exploration and production), Director; Site Watch LLC (software to monitor oil tanks), Managing Director (2006 to present); Juridica Investments (fund investing in judicial matters), Director (2007 to present); HPSC, Inc. (medical financing), Director (until January 2004)

Robert C. Bishop (born 1/13/43)	Trustee	May 2001	AutoImmune, Inc. (pharmaceutical product development), Chairman, President and Chief Executive Officer; Caliper Life Sciences Corp. (laboratory analytical instruments), Director; Millipore Corporation (purification/filtration products), Director; Waterstreet Capital (leverage buyouts), Advisory Board (August 2006 to present); Optobionics Corporation (ophthalmic devices), Director (2002 to 2007)

Frederick H. Dulles (born 3/12/42)	Trustee	May 2001	Ten State International Law PLLC (law firm), Of Counsel (since 2006); Prudential Carolina Real Estate, (real estate), Broker (since 2006); Free Enterprise Foundation, Inc. (research institute), Director & Secretary (until 2008); Disher, Hamrick & Myers Residential, Inc. (real estate) Broker (2005 until 2006); Frederick H. Dulles law practice (until 2006); Ten State Street LLP (law firm), Member (until 2005)

Marcia A. Kean (born 6/30/48)	Trustee	April 2005	Feinstein Kean Healthcare (consulting), Chief Executive Officer

Ronald G. Steinhart (born 6/15/40)	Trustee	May 2001	Private investor; Penske Automotive Group (automotive retailer), Director; Animal Health International, Inc. (animal health products), Director (since 2007); Texas Industries (concrete/aggregates/cement), Director (since 2007); Penson Worldwide, Inc. (securities clearance), Director (since 2006); Carreker Corporation (technology consulting) Director (until 2005); Prentiss Properties Trust (real estate investment trust), Director (until 2006)

Haviland Wright (born 7/21/48)	Trustee	May 2001	Profitability of Hawaii (software), Chief Development Officer (since December 2008); Elixir Technologies Corporation (software) Director (since 2005); Nano Loa Inc. (liquid crystal displays), Director

TRUSTEE EMERITUS
Samuel Adams (born 10/19/25)	Trustee Emeritus		Retired; K&L Gates LLP (law firm), Of Counsel

OFFICERS
Maria F. Dwyer (4) (born 12/01/58)	President	November 2005	Massachusetts Financial Services Company, Executive Vice President and Chief Regulatory Officer (since March 2004) Chief Compliance Officer (since December 2006); Fidelity Management & Research Company, Vice President (prior to March 2004); Fidelity Group of Funds, President and Treasurer (until March 2004)

Christopher R. Bohane (4) (born 1/18/74)	Assistant Secretary and Assistant Clerk	July 2005	Massachusetts Financial Services Company, Vice President and Senior Counsel

John M. Corcoran (4) (born 4/13/65)	Treasurer	October 2008	Massachusetts Financial Services Company, Senior Vice President (since October 2008); State Street Bank and Trust (financial services provider), Senior Vice President, (until September 2008)

Ethan D. Corey (4) (born 11/21/63)	Assistant Secretary and Assistant Clerk	July 2005	Massachusetts Financial Services Company, Senior Vice President and Associate General Counsel (since 2004); Dechert LLP (law firm), Counsel (prior to December 2004)

David L. DiLorenzo (4) (born 8/10/68)	Assistant Treasurer	July 2005	Massachusetts Financial Services Company, Vice President (since June 2005); JP Morgan Investor Services, Vice President (until June 2005)

Timothy M. Fagan (4) (born 7/10/68)	Assistant Secretary and Assistant Clerk	September 2005	Massachusetts Financial Services Company, Vice President and Senior Counsel (since September 2005); John Hancock Advisers, LLC, Vice President, Senior Attorney and Chief Compliance Officer (until August 2005)

20

Trustees and Officers – continued

Name, Date of Birth	Position(s) Held with Fund	Trustee/Officer Since (1)	Principal Occupations During the Past Five Years and Other Directorships (2)
Mark D. Fischer (4) (born 10/27/70)	Assistant Treasurer	July 2005	Massachusetts Financial Services Company, Vice President (since May 2005); JP Morgan Investment Management Company, Vice President (until May 2005)

Robyn L. Griffin (born 7/04/75)	Assistant Independent Chief Compliance Officer	August 2008	Griffin Compliance LLC (provider of compliance services), Principal (since August 2008); State Street Corporation (financial services provider), Mutual Fund Administration Assistant Vice President (October 2006 – July 2008); Liberty Mutual Group (insurance), Personal Market Assistant Controller (April 2006 – October 2006); Deloitte & Touche LLP (professional services firm), Senior Manager (prior to April 2006)

Brian E. Langenfeld (4) (born 3/07/73)	Assistant Secretary and Assistant Clerk	May 2006	Massachusetts Financial Services Company, Vice President and Senior Counsel (since May 2006); John Hancock Advisers, LLC, Assistant Vice President and Counsel (until April 2006)

Ellen Moynihan (4) (born 11/13/57)	Assistant Treasurer	May 1997	Massachusetts Financial Services Company, Senior Vice President

Susan S. Newton (4) (born 3/07/50)	Assistant Secretary and Assistant Clerk	May 2005	Massachusetts Financial Services Company, Senior Vice President and Associate General Counsel (since April 2005); John Hancock Advisers, LLC, Senior Vice President, Secretary and Chief Legal Officer (until April 2005)

Susan A. Pereira (4) (born 11/05/70)	Assistant Secretary and Assistant Clerk	July 2005	Massachusetts Financial Services Company, Vice President and Senior Counsel (since June 2004); Bingham McCutchen LLP (law firm), Associate (until June 2004)

Mark N. Polebaum (4) (born 5/01/52)	Secretary and Clerk	February 2006	Massachusetts Financial Services Company, Executive Vice President, General Counsel and Secretary (since January 2006); Wilmer Cutler Pickering Hale and Dorr LLP (law firm), Partner (until January 2006)

Frank L. Tarantino (born 3/07/44)	Independent Chief Compliance Officer	September 2004	Tarantino LLC (provider of compliance services), Principal (since June 2004); CRA Business Strategies Group (consulting services), Executive Vice President (until June 2004)

Richard S. Weitzel (4) (born 7/16/70)	Assistant Secretary and Assistant Clerk	October 2007	Massachusetts Financial Services Company, Vice President and Assistant General Counsel (since 2004); Massachusetts Department of Business and Technology, General Counsel (until April 2004)

James O. Yost (4) (born 6/12/60)	Assistant Treasurer	April 1992	Massachusetts Financial Services Company, Senior Vice President

(1)	Date first appointed to serve as Trustee/Officer of an MFS fund or a Compass variable account. Each Trustee has served continuously since appointment.

(2)	Directorships or trusteeships of companies required to report to the Securities and Exchange Commission (i.e., “public companies”).

(3)	“Interested person” of the Trust, within the meaning of the Investment Company Act of 1940 (referred to as the 1940 Act), which is the principal federal law governing investment companies like the Trust, as a result of position with Sun Life of Canada (U.S.). The address of Sun Life of Canada (U.S.) is One Sun Life Executive Park, Wellesley Hills, Massachusetts 02481.

(4)	“Interested person” of MFS within the meaning of the 1940 Act. The address of MFS is 500 Boylston Street, Boston, Massachusetts 02116.

The Trust does not hold annual meetings for the purpose of electing Trustees, and Trustees are not elected for fixed terms. Each Trustee and officer holds office until his or her successor is chosen and qualified, or until his or her earlier death, resignation, retirement or removal.

All Trustees currently serve as Trustees of the Trust and have served in that capacity since originally elected or appointed. All of the Trustees are also Managers of the Compass Variable Accounts. The executive officers of the Trust hold similar offices for the Compass Variable Accounts and other funds in the MFS fund complex. As of January 1, 2009, each Trustee serves as a Trustee or Manager of 35 Accounts/Funds.

The Statement of Additional Information contains further information about the Trustees and is available without charge upon request by calling 1-800-752-7215.

Investment Adviser Massachusetts Financial Services Company 500 Boylston Street, Boston, MA 02116-3741	Custodian State Street Bank and Trust 1 Lincoln Street, Boston, MA 02111-2900
Distributor MFS Fund Distributors, Inc. 500 Boylston Street, Boston, MA 02116-3741	Independent Registered Public Accounting Firm Deloitte & Touche LLP 200 Berkeley Street, Boston, MA 02116
Portfolio Managers Benjamin Stone Barnaby Wiener

21

BOARD REVIEW OF INVESTMENT ADVISORY AGREEMENT

The Investment Company Act of 1940 requires that both the full Board of Trustees and a majority of the non-interested (“independent”) Trustees, voting separately, annually approve the continuation of the investment advisory agreement between MFS Variable Insurance Trust II (the “Trust”) and Massachusetts Financial Services Company (“MFS”) on behalf of the Fund. The Trustees consider matters bearing on the Fund and the advisory arrangements at their meetings throughout the year, including a review of performance data at each regular meeting. In addition, the independent Trustees met in May and again in July 2008 (“contract review meetings”) for the specific purpose of considering whether to approve the continuation of the investment advisory agreement for the Fund. The independent Trustees were assisted in their evaluation of the investment advisory agreement by independent legal counsel, from whom they received separate legal advice and with whom they met separately from MFS management during various contract review meetings. The independent Trustees were also assisted in this process by the Fund’s Independent Chief Compliance Officer, a full-time senior officer appointed by and reporting to the independent Trustees.

In connection with their deliberations, the Trustees, including the independent Trustees, considered such information and factors as they believed, in light of the legal advice furnished to them and their own business judgment, to be relevant. The investment advisory agreement was considered separately for the Fund, although the Trustees also took into account the common interests of all Funds in the Trust in their review. As described below, the Trustees considered the nature, quality, and extent of the various investment advisory, administrative, and shareholder services performed by MFS under the existing investment advisory agreement and other arrangements with the Trust.

In connection with their contract review meetings, the Trustees received and relied upon materials which included, among other items: (i) information provided by Lipper Inc. on the investment performance of the Fund for various time periods ended December 31, 2007, compared to the investment performance of a group of funds with substantially similar investment classifications/objectives (the “Lipper performance universe”), (ii) information provided by Lipper Inc. on the Fund’s advisory fees and other expenses compared to the advisory fees and other expenses of comparable funds identified by Lipper (the “Lipper expense group”), (iii) information provided by MFS on the advisory fees of comparable portfolios of its other clients, including institutional separate account and other clients, (iv) information as to whether expense waivers, reimbursements or fee “breakpoints” are observed for the Fund, (v) information regarding MFS’ financial results and financial condition, including MFS’ and certain of its affiliates’ estimated profitability from services performed for the Fund, (vi) MFS’ views regarding the outlook for the mutual fund industry and its strategic business plans, (vii) descriptions of various functions performed by MFS for the Trust, such as compliance monitoring and portfolio trading practices, and (viii) information regarding the overall organization of MFS, including information about MFS’ senior management and other personnel providing investment advisory, administrative and other services to the Fund. The comparative performance, fee and expense information prepared and provided by Lipper Inc. was not independently verified, and the independent Trustees did not independently verify any information provided to them by MFS.

The Trustees’ conclusion as to the continuation of the investment advisory agreement was based on comprehensive consideration of all information provided to the Trustees and not the result of any single factor. Some of the factors that figured particularly in the Trustees’ deliberations are described below for the Fund, while individual Trustees may have given different weight to various factors and evaluated the information presented as a whole differently than another Trustee. The Trustees recognized that the fee arrangements for the Fund reflect years of review and discussion between the independent Trustees and MFS, that certain aspects of such arrangements may receive greater scrutiny in some years than others, and that the Trustees’ conclusions may be based, in part, on their consideration of these same arrangements during the course of the year and in prior years.

Based on information provided by Lipper Inc., the Trustees compared the Fund’s total return investment performance to the performance of a peer group of funds over various time periods. The Trustees placed particular emphasis on the total return performance of the Fund’s Initial Class shares in comparison to the performance of funds in its Lipper performance universe over the one-, three- and five-year periods. The Trustees did not rely on performance results for more recent periods, including those shown elsewhere in this report.

The Trustees noted the performance of the Fund’s Initial Class shares was in the 5th quintile relative to the other funds in the Lipper Classification Index for the one-year period (the 1st quintile being the best performers and the 5th quintile being the worst performers). The total return performance of the Fund was in the 3rd quintile for the three-year period and the 2nd quintile for the five-year period ended December 31, 2007, relative to the Lipper performance universe. Based on the nature and quality of services provided by MFS, the Board of Trustees concluded that the Fund’s performance was satisfactory.

In the course of their deliberations, the Trustees took into account information provided by MFS during contract review meetings, as well as during investment review meetings conducted with portfolio management personnel during the course of the year.

22

Board Review of Investment Advisory Agreement – continued

In assessing the reasonableness of the Fund’s advisory fee, the Trustees considered, among other information, the Fund’s advisory fee and the total expense ratio of the Fund’s Initial Class shares as a percentage of average daily net assets, compared to the advisory fee and total expense ratios of its peer group of funds based on information provided by Lipper Inc. The Trustees also considered the advisory fees charged by MFS to institutional accounts. In comparing these fees, the Trustees considered the generally broader scope of services provided by MFS to the Trust than those provided to institutional accounts. The Trustees also considered the higher demands placed on MFS’ investment personnel and trading infrastructure as a result of the daily cash in-flows and out-flows of the Fund, and the impact on MFS and related expenses due to the more extensive regulatory regime to which the Fund is subject, compared to institutional accounts.

In considering the fees, the Trustees noted from the Lipper data that the Fund’s effective advisory fee rate was above the median and total expense ratio was approximately at the median of such fees and expenses of funds in the Lipper expense group. The Trustees further concluded that the existing breakpoints were sufficient to allow the Fund to benefit from economies of scale as its assets grow. The Trustees concluded that the fees were reasonable in light of the nature and quality of services provided.

The Trustees also considered information prepared by MFS relating to its costs and profits with respect to the Fund and other investment companies and accounts advised by MFS, as well as MFS’ methodologies used to determine and allocate its costs to the Fund and other accounts and products for purposes of estimating profitability.

After reviewing these and other factors described below, the Trustees concluded that the advisory fees charged to the Fund represent reasonable compensation in light of the nature and quality of the services being provided by MFS.

In addition, the Trustees considered MFS’ resources and related efforts to continue to retain, attract and motivate capable personnel to serve the Fund. The Trustees also considered the financial resources of MFS and its parent, Sun Life Financial Inc. The Trustees further considered any advantages and possible disadvantages of having an adviser which also serves other investment companies as well as institutional accounts.

The Trustees also considered the nature, quality, cost, and extent of administrative, transfer agency, and distribution services provided to the Fund by MFS and its affiliates under agreements and plans other than the investment advisory agreement, including the 12b-1 fees the Fund pays to MFS Fund Distributors, Inc., an affiliate of MFS. The Trustees also considered the nature, extent and quality of certain other services MFS performs or arranges on the Fund’s behalf, which may include securities lending programs, directed expense payment programs, class action recovery programs, and MFS’ interaction with third-party service providers, principally custodians and sub-custodians. The Trustees concluded that the various non-advisory services provided by MFS and its affiliates on behalf of the Fund were satisfactory. The Trustees also considered the benefits to MFS from the use of the Fund’s portfolio brokerage commissions to pay for research and other similar services and various other factors. Additionally, the Trustees considered so-called “fall-out benefits” to MFS such as reputational value derived from serving as investment manager to the Trust, and determined that any such benefits derived by MFS were reasonable and fair.

Based on their evaluation of factors that they deemed to be material, including those factors described above, the Board of Trustees, including a majority of the independent Trustees, concluded that the investment advisory agreement should be continued for an additional one-year period, commencing September 1, 2008.

A discussion regarding the Board’s most recent review and renewal of the fund’s Investment Advisory Agreement with MFS is available by clicking on the fund’s name under “Variable Insurance Portfolios-VIT II” in the “Products & Performance” section on the MFS Web site (mfs.com).

23

PROXY VOTING POLICIES AND INFORMATION

A general description of the MFS funds’ proxy voting policies and procedures is available without charge, upon request, by calling
1-800-225-2606, by visiting the Proxy Voting section of mfs.com or by visiting the SEC’s Web site at http://www.sec.gov.

Information regarding how the fund voted proxies relating to portfolio securities during the most recent twelve-month period ended June 30 is available without charge by visiting the Proxy Voting section of mfs.com or by visiting the SEC’s Web site at http://www.sec.gov.

QUARTERLY PORTFOLIO DISCLOSURE

The fund will file a complete schedule of portfolio holdings with the Securities and Exchange Commission (the Commission) for the first and third quarters of each fiscal year on Form N-Q. The fund’s Form N-Q may be reviewed and copied at the:

Public Reference Room

Securities and Exchange Commission

100 F Street, NE, Room 1580

Washington, D.C. 20549

Information on the operation of the Public Reference Room may be obtained by calling the Commission at 1-800-SEC-0330. The fund’s Form N-Q is available on the EDGAR database on the Commission’s Internet Web site at http://www.sec.gov, and copies of this information may be obtained, upon payment of a duplicating fee, by electronic request at the following e-mail address: publicinfo@sec.gov or by writing the Public Reference Section at the above address.

FEDERAL TAX INFORMATION (unaudited)

The following information is provided pursuant to provisions of the Internal Revenue Code.

The fund designates $14,943,942 as capital gain dividends paid during the fiscal year.

Income derived from foreign sources was $7,404,042. The fund intends to pass through foreign tax credits of $631,137 for the fiscal year.

24

MFS® PRIVACY NOTICE

Privacy is a concern for every investor today. At MFS Investment Management® and the MFS funds, we take this concern very seriously. We want you to understand our policies about the investment products and services that we offer, and how we protect the nonpublic personal information of investors who have a direct relationship with us and our wholly owned subsidiaries.

Throughout our business relationship, you provide us with personal information. We maintain information and records about you, your investments, and the services you use. Examples of the nonpublic personal information we maintain include

•	data from investment applications and other forms
•	share balances and transactional history with us, our affiliates, or others
•	facts from a consumer reporting agency

We do not disclose any nonpublic personal information about our customers or former customers to anyone, except as permitted by law. We may share nonpublic personal information with third parties or certain of our affiliates in connection with servicing your account or processing your transactions. We may share information with companies or financial institutions that perform marketing services on our behalf or with other financial institutions with which we have joint marketing arrangements, subject to any legal requirements.

Authorization to access your nonpublic personal information is limited to appropriate personnel who provide products, services, or information to you. We maintain physical, electronic, and procedural safeguards to help protect the personal information we collect about you.

If you have any questions about the MFS privacy policy, please call 1-800-225-2606 any business day between 8 a.m. and 8 p.m. Eastern time.

Note: If you own MFS products or receive MFS services in the name of a third party such as a bank or broker-dealer, their privacy policy may apply to you instead of ours.

25

MFS® INVESTMENT MANAGEMENT

MFS® Blended Research℠ Growth Portfolio

MFS® Variable Insurance Trust II
Annual report

12/31/08
BRG-ANN

MFS® BLENDED RESEARCHSM GROWTH PORTFOLIO

The report is prepared for the general information of contract owners. It is authorized for distribution to prospective investors only when preceded or accompanied by a current prospectus.

NOT FDIC INSURED • MAY LOSE VALUE • NO BANK GUARANTEE • NOT A DEPOSIT • NOT INSURED BY ANY FEDERAL GOVERNMENT AGENCY OR NCUA/NCUSIF

LETTER FROM THE CEO

Dear Contract Owners:

The market downturns and economic setbacks of late probably rank among the worst financial declines most of us have experienced. Inevitably, people may be questioning their commitment to investing. Still, it is important to remember that downturns are an inescapable part of the business cycle. Such troughs have been seen before, and if we can use history as a guide, market recoveries typically have followed.

Recent events have clearly shown us the value of certain types of investments. In this environment, two of the hallmarks of mutual funds — transparency and liquidity — have become critically important. Unlike some other types of investments, the operations of mutual funds are relatively transparent to their shareholders. With their daily redemption feature, mutual funds also generally provide easy, convenient access to one’s money. Through these recent market upheavals, this level of liquidity enhanced the ability of mutual fund investors to respond and modify their investments as they and their advisors saw fit — a flexibility that those in less liquid investments simply did not have at their disposal.

At MFS® we take particular pride in how well mutual funds can serve investors because we invented the mutual fund in the United States. Established in 1924, Massachusetts Investors Trust was the nation’s first fund. Recent market events only reinforce what we have learned through 85 years — that mutual funds provide unique features that are important to investors in any type of market climate.

Respectfully,

Robert J. Manning

Chief Executive Officer and Chief Investment Officer

MFS Investment Management®

February 17, 2009

The opinions expressed in this letter are subject to change, may not be relied upon for investment advice, and no forecasts can be guaranteed.

Before investing, consider the fund’s investment objectives, risks, charges, and expenses. For a prospectus containing this and other information, contact your investment professional or view online. Read it carefully.

MFS Fund Distributors, Inc., 500 Boylston Street, Boston, MA 02116

1

PORTFOLIO COMPOSITION

Portfolio structure

Top ten holdings
Microsoft Corp.	3.6%
Wal-Mart Stores, Inc.	3.1%
International Business Machines Corp.	2.6%
Oracle Corp.	2.4%
Cisco Systems, Inc.	2.4%
Intel Corp.	2.3%
Hewlett-Packard Co.	2.2%
Philip Morris International, Inc.	2.1%
Procter & Gamble Co.	2.1%
PepsiCo, Inc.	2.1%

Equity sectors
Technology	25.2%
Health Care	15.7%
Consumer Staples	9.4%
Industrial Goods & Services	8.4%
Retailing	7.1%
Energy	6.7%
Leisure	6.5%
Basic Materials	5.0%
Utilities & Communications	4.0%
Special Products & Services	3.6%
Transportation	3.2%
Financial Services	2.8%
Autos & Housing	0.3%

Percentages are based on net assets as of 12/31/08.

The portfolio is actively managed and current holdings may be different.

2

MANAGEMENT REVIEW

Summary of Results

For the twelve months ended December 31, 2008, Initial Class shares of the MFS Blended Research Growth Portfolio (the “fund”) provided a total return of –39.84%, while Service Class shares of the fund provided a total return of –39.96%. These compare with a return of –38.44% for the fund’s benchmark, the Russell 1000 Growth Index.

Market Environment

The U.S. economy and financial markets experienced significant deterioration and extraordinary volatility over the reporting period. U.S. economic growth slowed significantly, despite the short-term bounce from the second quarter fiscal stimulus. Strong domestic headwinds included accelerated deterioration in the housing market, anemic corporate investment, a rapidly declining job market, and a much tighter credit environment. During the period, a seemingly continuous series of tumultuous financial events hammered markets, including: the distressed sale of failing Bear Stearns to JPMorgan, the conservatorship of Government Sponsored Enterprises (GSEs) Fannie Mae and Freddie Mac, the bankruptcy of investment bank Lehman Brothers, the Federal Reserve Bank’s complex intervention of insurance company American International Group (AIG), the nationalization of several large European banks, the failure of Washington Mutual, and the distressed sale of Wachovia. As a result of this barrage of turbulent news, global equity markets pushed significantly lower and credit markets witnessed the worst dislocation since the beginning of the credit crisis. Though conditions improved towards the end of the period, the state of financial and macroeconomic dislocation remained severe.

While reasonably resilient during the first half of the period, the global economy and financial system increasingly experienced considerable negative spillovers from the U.S. slowdown. Not only did Europe and Japan show obvious signs of economic softening, the more powerful engine of global growth – emerging markets – also displayed weakening dynamics.

During the reporting period, the U.S. Federal Reserve Board cut interest rates aggressively and introduced a multitude of new lending facilities to alleviate ever-tightening credit markets, while the U.S. federal government moved quickly to design and implement a meaningful fiscal stimulus package. Although several other global central banks also cut rates, the dilemma of rising energy and food prices heightened concerns among central bankers that inflationary expectations might become unhinged despite weaker growth. Only later in the reporting period did slowing global growth result in a very precipitous decline in commodity prices, which significantly eased inflation and inflationary expectations. As inflationary concerns diminished in the face of global deleveraging, and equity and credit markets deteriorated more sharply, a coordinated rate cut marked the beginning of much more aggressive easing by the major global central banks.

Detractors from Performance

Stock selection in the health care sector was the principal detractor from the fund’s performance relative to the Russell 1000 Growth Index. The fund’s positioning in biotech company Genentech held back relative results as the stock generated a strong return for the reporting period and we missed a significant run-up in the stock’s performance.

Security selection in the basic materials sector also dampened relative returns. Integrated steelmaker U.S. Steel (g) was among the fund’s top relative detractors. The fund’s positioning in mining operator Cliffs Natural Resources also negatively impacted relative performance as we held the stock while its respective price significantly declined.

In the industrial goods and services sector, stock selection also detracted from relative returns. Industrial machinery manufacturer Bucyrus International was a top relative detractor within this sector. Shares of Bucyrus International declined during the period due to negative earnings in the mining industry.

Individual securities in other sectors that hindered relative results included tire maker Goodyear and gas pipeline company El Paso. Shares of El Paso fell as the company was adversely affected by falling natural gas prices brought on by slowing demand and rising inventories during the current recession. The fund’s positioning in casino operator MGM Mirage (g) and car rental company Avis Budget (g) hurt relative performance as we held these stocks while their respective prices significantly declined. Our underweighted position in fast food giant McDonald’s also held back relative returns. Not owning strong-performing brewing giant Anheuser-Busch, which outperformed the benchmark, also had a negative impact on relative results.

Contributors to Performance

An underweighted position in the energy sector boosted relative returns. No individual securities within this sector were among the fund’s top relative contributors for the reporting period.

Stock selection in the retailing sector aided relative returns. Here, retailer Wal-Mart was a strong relative contributor. The retailing giant delivered strong returns over the reporting period driven by the company’s significant growth from its proven business model. The stock was also aided by the firm’s recent refocus on “price leadership” which led to significant improvement in sales.

3

Management Review – continued

Security selection in the leisure sector was another positive area of relative performance. The fund’s positioning in bakery-cafes operator Panera Bread(g) aided results as we closed out of its position prior to significant declines in its respective price. The fund’s holdings of fast food operator YUM! Brands and casual dining restaurant operator Darden Restaurants also benefited relative returns. Shares of Darden Restaurants rose as the company reported better-than-expected earnings. The company attributed this partly to increased same-store sales in its two largest brands, Olive Garden and Red Lobster.

Elsewhere, education services company Strayer Education, global pharmaceutical firm Bristol-Myers, food company General Mills, and enterprise software products maker Oracle were among the fund’s top relative contributors. Avoiding poor-performing health insurance and Medicare/Medicaid provider UnitedHealth Group also aided relative returns.

The fund’s cash position was also a contributor to relative performance. The fund holds cash to buy new holdings and to provide liquidity. In a period when equity markets declined, as measured by the fund’s benchmark, holding cash helped performance versus the benchmark, which has no cash position.

Respectfully,

Matthew Krummell

Portfolio Manager

Note to Shareholders: Effective November 20, 2008, Matthew Krummell became portfolio manager of the fund. Previously, the fund was managed by Eric Weigel.

(g)	Security was not held in the portfolio at period end.

The views expressed in this report are those of the portfolio manager only through the end of the period of the report as stated on the cover and do not necessarily reflect the views of MFS or any other person in the MFS organization. These views are subject to change at any time based on market or other conditions, and MFS disclaims any responsibility to update such views. These views may not be relied upon as investment advice or an indication of trading intent on behalf of any MFS portfolio. References to specific securities are not recommendations of such securities, and may not be representative of any MFS portfolio’s current or future investments.

4

PERFORMANCE SUMMARY THROUGH 12/31/08

The following chart illustrates the historical performance of the fund in comparison to its benchmark(s). Benchmark comparisons are unmanaged; do not reflect any fees or expenses; and cannot be invested in directly. The performance of other share classes will be greater than or less than that of the class depicted below. (See Notes to Performance Summary.)

Performance data shown represents past performance and is no guarantee of future results. Investment return and principal value fluctuate so your units, when sold, may be worth more or less than the original cost; current performance may be lower or higher than quoted. The performance shown does not reflect the deduction of taxes, if any, that a contract holder would pay on fund distributions or the redemption of contract units. The returns for the fund shown also do not reflect the deduction of expenses associated with variable products, such as mortality and expense risk charges, separate account charges, and sales charges imposed by the insurance company separate accounts. Such expenses would reduce the overall returns shown.

Growth of a hypothetical $10,000 investment (t)

Total rates of return through 12/31/08

Average Annual Total Returns

Share class	Class inception date	1-yr	Life (t)
Initial Class	12/18/07	(39.84)%	(38.03)%
Service Class	12/18/07	(39.96)%	(38.15)%

Comparative Benchmark

Russell 1000 Growth Index (f)	(38.44)%	(36.05)%
(f)	Source: FactSet Research Systems Inc.

(t)	For the period from the commencement of the fund’s investment operations, December 18, 2007 through the stated period end.

Benchmark Definition

Russell 1000 Growth Index – constructed to provide a comprehensive barometer for growth securities in the large-cap segment of the U.S. equity universe. Companies in this index generally have higher price-to-book ratios and higher forecasted growth values.

It is not possible to invest directly in an index.

Notes to Performance Summary

Performance results reflect any applicable expense subsidies and waivers in effect during the periods shown. Without such subsidies and waivers the fund’s performance results would be less favorable. Please see the prospectus for complete details. All results are historical and assume the reinvestment of any dividends and capital gains distributions.

From time to time the fund may receive proceeds from litigation settlements, without which performance would be lower.

5

EXPENSE TABLE

Fund Expenses Borne by the Contract Holders During the Period,

July 1, 2008 through December 31, 2008

As a contract holder of the fund, you incur ongoing costs, including management fees; distribution (12b-1) fees; and other fund expenses. This example is intended to help you understand your ongoing costs (in dollars) of investing in the fund and to compare these costs with the ongoing costs of investing in other mutual funds.

The example is based on an investment of $1,000 invested at the beginning of the period and held for the entire period July 1, 2008 through December 31, 2008.

Actual Expenses

The first line for each share class in the following table provides information about actual account values and actual expenses. You may use the information in this line, together with the amount you invested, to estimate the expenses that you paid over the period. Simply divide your account value by $1,000 (for example, an $8,600 account value divided by $1,000 = 8.6), then multiply the result by the number in the first line under the heading entitled “Expenses Paid During Period” to estimate the expenses you paid on your account during this period.

Hypothetical Example for Comparison Purposes

The second line for each share class in the following table provides information about hypothetical account values and hypothetical expenses based on the fund’s actual expense ratio and an assumed rate of return of 5% per year before expenses, which is not the fund’s actual return. The hypothetical account values and expenses may not be used to estimate the actual ending account balance or expenses you paid for the period. You may use this information to compare the ongoing costs of investing in the fund and other funds. To do so, compare this 5% hypothetical example with the 5% hypothetical examples that appear in the shareholder reports of the other funds.

Please note that the expenses shown in the table are meant to highlight the fund’s ongoing costs only and do not take into account the fees and expenses imposed under the variable contracts through which your investment in the fund is made. Therefore, the second line for each share class in the table is useful in comparing ongoing costs associated with an investment in vehicles (such as the fund) which fund benefits under variable annuity and variable life insurance contracts and to qualified pension and retirement plans only, and will not help you determine the relative total costs of investing in the fund through variable annuity and variable life insurance contracts. If the fees and expenses imposed under the variable contracts were included, your costs would have been higher.

Share Class		Annualized Expense Ratio	Beginning Account Value 7/01/08	Ending Account Value 12/31/08	Expenses Paid During Period (p) 7/01/08-12/31/08
Initial Class	Actual	0.60%	$1,000.00	$668.33	$2.52
	Hypothetical (h)	0.60%	$1,000.00	$1,022.12	$3.05
Service Class	Actual	0.85%	$1,000.00	$668.53	$3.57
	Hypothetical (h)	0.85%	$1,000.00	$1,020.86	$4.32

(h)	5% class return per year before expenses.

(p)	Expenses paid is equal to each class’ annualized expense ratio, as shown above, multiplied by the average account value over the period, multiplied by the number of days in the period, divided by the number of days in the year.

6

PORTFOLIO OF INVESTMENTS – 12/31/08

The Portfolio of Investments is a complete list of all securities owned by your fund. It is categorized by broad-based asset classes.

Issuer	Shares/Par	Value ($)

COMMON STOCKS – 97.9%
Aerospace – 3.4%
Boeing Co.	886	$37,806
Lockheed Martin Corp.	400	33,632
United Technologies Corp.	573	30,713

		$102,151

Airlines – 0.5%
Southwest Airlines Co.	1,796	$15,482

Apparel Manufacturers – 1.0%
NIKE, Inc., “B”	596	$30,396

Automotive – 0.3%
Goodyear Tire & Rubber Co. (a)	1,372	$8,191

Biotechnology – 3.6%
Biogen Idec, Inc. (a)	481	$22,910
Genentech, Inc. (a)	295	24,458
Genzyme Corp. (a)	299	19,845
Gilead Sciences, Inc. (a)	849	43,418

		$110,631

Broadcasting – 1.2%
Omnicom Group, Inc.	613	$16,502
Walt Disney Co.	848	19,241

		$35,743

Brokerage & Asset Managers – 1.5%
Affiliated Managers Group, Inc. (a)	281	$11,780
Charles Schwab Corp.	1,274	20,601
CME Group, Inc.	65	13,527

		$45,908

Business Services – 2.1%
Global Payments, Inc.	578	$18,953
Visa, Inc.	489	25,648
Western Union Co.	1,459	20,922

		$65,523

Cable TV – 0.8%
Time Warner Cable, Inc., “A” (a)	1,131	$24,260

Chemicals – 2.6%
3M Co.	583	$33,546
Monsanto Co.	392	27,577
Mosaic Co.	517	17,888

		$79,011

Computer Software – 7.0%
Adobe Systems, Inc. (a)	704	$14,988
Microsoft Corp.	5,581	108,495
Oracle Corp. (a)	4,125	73,136
Salesforce.com, Inc. (a)	463	14,821

		$211,440

Computer Software – Systems – 7.5%
Apple, Inc. (a)	730	$62,306
EMC Corp. (a)	2,219	23,233
Hewlett-Packard Co.	1,803	65,431
International Business Machines Corp.	930	$78,269

		$229,239

Issuer	Shares/Par	Value ($)

COMMON STOCKS – continued
Consumer Goods & Services – 3.6%
Apollo Group, Inc., “A” (a)	254	$19,461
Procter & Gamble Co.	1,049	64,849
Strayer Education, Inc.	119	25,515

		$109,825

Electrical Equipment – 1.6%
Danaher Corp.	419	$23,720
Rockwell Automation, Inc.	748	24,116

		$47,836

Electronics – 3.8%
Intel Corp.	4,747	$69,591
Linear Technology Corp.	1,470	32,516
National Semiconductor Corp.	1,406	14,158

		$116,265

Energy – Independent – 1.4%
CONSOL Energy, Inc.	429	$12,261
Occidental Petroleum Corp.	496	29,755

		$42,016

Energy – Integrated – 1.8%
Exxon Mobil Corp.	685	$54,684

Engineering – Construction – 1.0%
Foster Wheeler Ltd. (a)	649	$15,174
Shaw Group, Inc. (a)	685	14,022

		$29,196

Food & Beverages – 4.4%
Coca-Cola Co.	1,189	$53,826
General Mills, Inc.	259	15,734
PepsiCo, Inc.	1,176	64,410

		$133,970

Food & Drug Stores – 0.9%
CVS Caremark Corp.	1,000	$28,740

General Merchandise – 3.7%
Kohl’s Corp. (a)	482	$17,448
Wal-Mart Stores, Inc.	1,685	94,461

		$111,909

Health Maintenance Organizations – 0.5%
Aetna, Inc.	515	$14,677

Internet – 2.1%
Google, Inc., “A” (a)	208	$63,991

Leisure & Toys – 0.5%
Activision Blizzard, Inc. (a)	1,743	$15,060

Machinery & Tools – 2.4%
Bucyrus International, Inc.	606	$11,223
Caterpillar, Inc.	666	29,750
Eaton Corp.	669	$33,256

		$74,229

7

Portfolio of Investments – continued

Issuer	Shares/Par	Value ($)

COMMON STOCKS – continued
Major Banks – 0.6%
State Street Corp.	450	$17,699

Medical & Health Technology & Services – 1.6%
DaVita, Inc. (a)	300	$14,871
Lincare Holdings, Inc. (a)	642	17,289
McKesson Corp.	429	16,615

		$48,775

Medical Equipment – 4.1%
Advanced Medical Optics, Inc. (a)	2,496	$16,498
Baxter International, Inc.	365	19,560
C.R. Bard, Inc.	276	23,256
Medtronic, Inc.	982	30,854
St. Jude Medical, Inc. (a)	467	15,392
Zimmer Holdings, Inc. (a)	451	18,229

		$123,789

Metals & Mining – 0.6%
Cliffs Natural Resources, Inc.	700	$17,927

Natural Gas – Distribution – 0.7%
Questar Corp.	617	$20,170

Natural Gas – Pipeline – 1.7%
El Paso Corp.	3,851	$30,153
Williams Cos., Inc.	1,416	20,504

		$50,657

Network & Telecom – 4.8%
Cisco Systems, Inc. (a)	4,411	$71,899
Corning, Inc.	1,819	17,335
F5 Networks, Inc. (a)	700	16,002
QUALCOMM, Inc.	1,177	42,172

		$147,408

Oil Services – 3.5%
Halliburton Co.	1,412	$25,670
National Oilwell Varco, Inc. (a)	729	17,817
Noble Corp.	544	12,017
Schlumberger Ltd.	854	36,150
Transocean, Inc. (a)	297	14,033

		$105,687

Other Banks & Diversified Financials – 0.7%
Northern Trust Corp.	430	$22,420

Pharmaceuticals – 5.9%
Abbott Laboratories	1,115	$59,508
Bristol-Myers Squibb Co.	2,020	46,965
Johnson & Johnson	333	19,923
Merck & Co., Inc.	870	26,448
Schering-Plough Corp.	1,601	27,265

		$180,109

Railroad & Shipping – 1.5%
CSX Corp.	461	$14,969
Union Pacific Corp.	634	30,305

		$45,274

Issuer	Shares/Par	Value ($)

COMMON STOCKS – continued
Restaurants – 4.0%
Darden Restaurants, Inc.	979	$27,588
McDonald’s Corp.	634	39,428
SYSCO Corp.	850	19,499
YUM! Brands, Inc.	1,083	34,114

		$120,629

Specialty Chemicals – 1.8%
Air Products & Chemicals, Inc.	506	$25,437
Praxair, Inc.	522	30,986

		$56,423

Specialty Stores – 1.5%
Staples, Inc.	1,276	$22,866
TJX Cos., Inc.	1,068	21,969

		$44,835

Telecommunications – Wireless – 0.6%
SBA Communications Corp. (a)	1,063	$17,348

Tobacco – 2.9%
Lorillard, Inc.	386	$21,751
Philip Morris International, Inc.	1,497	65,134

		$86,885

Trucking – 1.2%
United Parcel Service, Inc., “B”	669	$36,902

Utilities – Electric Power – 1.0%
PPL Corp.	983	$30,168

Total Common Stocks (Identified Cost, $4,386,127)		$2,973,478

REPURCHASE AGREEMENTS – 3.0%
Goldman Sachs, 0.01%, dated 12/31/08, due 1/02/09, total to be received $92,000.05 (secured by U.S. Treasury and Federal Agency obligations and Mortgage Backed securities in a jointly traded account), at Cost	$92,000	$92,000

Total Investments (Identified Cost, $4,478,127)		$3,065,478

OTHER ASSETS, LESS LIABILITIES – (0.9)%		(26,945)

Net Assets – 100.0%		$3,038,533

(a)	Non-income producing security.

See notes to Financial Statements

8

FINANCIAL STATEMENTS  |  STATEMENT OF ASSETS AND LIABILITIES

This statement represents your fund’s balance sheet, which details the assets and liabilities comprising the total value of the fund.

At 12/31/08
Assets
Investments, at value (identified cost, $4,478,127)	$3,065,478
Cash	737
Dividends receivable	5,685
Receivable from investment adviser	14,655
Other assets	469
Total assets		$3,087,024
Liabilities
Payable to affiliates
Management fee	$97
Distribution fees	20
Administrative services fee	55
Payable for trustees’ compensation	2
Accrued expenses and other liabilities	48,317
Total liabilities		$48,491
Net assets		$3,038,533
Net assets consist of
Paid-in capital	$5,030,693
Unrealized appreciation (depreciation) on investments	(1,412,649)
Accumulated net realized gain (loss) on investments	(579,511)
Net assets		$3,038,533
Shares of beneficial interest outstanding		505,224
Initial Class shares
Net assets	$1,521,233
Shares outstanding	253,074
Net asset value per share		$6.01
Service Class shares
Net assets	$1,517,300
Shares outstanding	252,150
Net asset value per share		$6.02

See Notes to Financial Statements

9

FINANCIAL STATEMENTS  |  STATEMENT OF OPERATIONS

This statement describes how much your fund earned in investment income and accrued in expenses. It also describes any gains and/or losses generated by fund operations.

Year ended 12/31/08
Net investment income
Income
Dividends	$58,785
Interest	1,046
Total investment income		$59,831
Expenses
Management fee	$25,145
Distribution fees	5,235
Administrative services fee	10,000
Trustees’ compensation	546
Custodian fee	6,641
Shareholder communications	16,563
Auditing fees	46,955
Legal fees	6,946
Miscellaneous	7,182
Total expenses		$125,213
Fees paid indirectly	(12)
Reduction of expenses by investment adviser	(94,817)
Net expenses		$30,384
Net investment income		$29,447
Realized and unrealized gain (loss) on investments
Realized gain (loss) on investment transactions (identified cost basis)		$(579,511)
Change in unrealized appreciation (depreciation) on investments		$(1,466,978)
Net realized and unrealized gain (loss) on investments		$(2,046,489)
Change in net assets from operations		$(2,017,042)

See Notes to Financial Statements

10

FINANCIAL STATEMENTS  |  STATEMENTS OF CHANGES IN NET ASSETS

These statements describe the increases and/or decreases in net assets resulting from operations, any distributions, and any shareholder transactions.

For years ended 12/31	2008	2007 (c )
Change in net assets
From operations
Net investment income	$29,447	$1,246
Net realized gain (loss) on investments	(579,511)	—
Net unrealized gain (loss) on investments	(1,466,978)	54,329
Change in net assets from operations	$(2,017,042)	$55,575
Distributions declared to shareholders
From net investment income
Initial Class	$(17,352)	$(716)
Service Class	(12,095)	(530)
From tax return of capital
Initial Class	(11)	(146)
Service Class	(31)	(108)
Total distributions declared to shareholders	$(29,489)	$(1,500)
Change in net assets from fund share transactions	$29,489	$5,001,500
Total change in net assets	$(2,017,042)	$5,055,575
Net assets
At beginning of period	5,055,575	—
At end of period	$3,038,533	$5,055,575

(c)	For the period from the commencement of the fund’s investment operations, December 18, 2007 through the stated period end.

See Notes to Financial Statements

11

FINANCIAL STATEMENTS  |  FINANCIAL HIGHLIGHTS

The financial highlights table is intended to help you understand the fund’s financial performance for the past 5 years (or life of a particular share class, if shorter). Certain information reflects financial results for a single fund share. The total returns in the table represent the rate by which an investor would have earned (or lost) on an investment in the fund share class (assuming reinvestment of all distributions) held for the entire period.

Initial Class	Years ended 12/31
	2008		2007 (c)
Net asset value, beginning of period	$10.11		$10.00
Income (loss) from investment operations
Net investment income (d)	$0.07		$0.00	(w)
Net realized and unrealized gain (loss) on investments	(4.10)		0.11
Total from investment operations	$(4.03)		$0.11
Less distributions declared to shareholders
From net investment income	$(0.07)		$(0.00	)(w)
From tax return of capital	(0.00	)(w)	(0.00	)(w)
Total distributions declared to shareholders	$(0.07)		$(0.00	)(w)
Net asset value, end of period	$6.01		$10.11
Total return (%) (k)(r)(s)	(39.84)		1.13	(n)
Ratios (%) (to average net assets) and Supplemental data:
Expenses before expense reductions (f)	2.87		10.74	(a)
Expenses after expense reductions (f)	0.60		0.60	(a)
Net investment income	0.83		0.81	(a)
Portfolio turnover	50		0
Net assets at end of period (000 Omitted)	$1,521		$2,528

See Notes to Financial Statements

12

Financial Highlights – continued

Service Class	Years ended 12/31
	2008		2007 (c)
Net asset value, beginning of period	$10.11		$10.00
Income (loss) from investment operations
Net investment income (d)	$0.05		$0.00	(w)
Net realized and unrealized gain (loss) on investments	(4.09)		0.11
Total from investment operations	$(4.04)		$0.11
Less distributions declared to shareholders
From net investment income	$(0.05)		$(0.00	)(w)
From tax return of capital	(0.00	)(w)	(0.00	)(w)
Total distributions declared to shareholders	$(0.05)		$(0.00	)(w)
Net asset value, end of period	$6.02		$10.11
Total return (%) (k)(r)(s)	(39.96)		1.13	(n)
Ratios (%) (to average net assets) and Supplemental data:
Expenses before expense reductions (f)	3.12		10.99	(a)
Expenses after expense reductions (f)	0.85		0.85	(a)
Net investment income	0.58		0.56	(a)
Portfolio turnover	50		0
Net assets at end of period (000 Omitted)	$1,517		$2,528

(a)	Annualized.

(c)	For the period from the commencement of the fund’s investment operations, December 18, 2007, through the stated period end.

(d)	Per share data are based on average shares outstanding.

(f)	Ratios do not reflect reductions from fees paid indirectly, if applicable.

(k)	The total return does not reflect expenses that apply to separate accounts. Inclusion of these charges would reduce the total return figures for all periods shown.

(n)	Not annualized.

(r)	Certain expenses have been reduced without which performance would have been lower.

(s)	From time to time the fund may receive proceeds from litigation settlements, without which performance would be lower.

(w)	Per share amount was less than $0.01.

See Notes to Financial Statements

13

NOTES TO FINANCIAL STATEMENTS

(1)	Business and Organization

MFS Blended Research Growth Portfolio (the fund) is a series of MFS Variable Insurance Trust II (the trust). The trust is organized as a Massachusetts business trust and is registered under the Investment Company Act of 1940, as amended, as an open-end management investment company. The shares of the fund are sold to variable accounts established by insurance companies to fund benefits under variable contracts issued by such companies, and qualified retirement and pension plans.

(2)	Significant Accounting Policies

General – The preparation of financial statements in conformity with U.S. generally accepted accounting principles requires management to make estimates and assumptions that affect the reported amounts of assets and liabilities, and disclosure of contingent assets and liabilities at the date of the financial statements and the reported amounts of revenues and expenses during the reporting period. Actual results could differ from those estimates. The fund can invest in foreign securities. Investments in foreign securities are vulnerable to the effects of changes in the relative values of the local currency and the U.S. dollar and to the effects of changes in each country’s legal, political, and economic environment.

In March 2008, FASB Statement No. 161, Disclosures about Derivative Instruments and Hedging Activities (the “Standard”) was issued, and is effective for financial statements issued for fiscal years and interim periods beginning after November 15, 2008. This Standard provides enhanced disclosures about the fund’s use of and accounting for derivative instruments and the effect of derivative instruments on the fund’s results of operations and financial position. Management is evaluating the application of the Standard to the fund, and has not at this time determined the impact, if any, resulting from the adoption of this Standard on the fund’s financial statements.

FASB Staff Position (FSP) 133-1 was implemented during the period. FSP 133-1 amends FAS 133 to require sellers of credit derivatives to make disclosures that will enable financial statement users to assess the potential effects of those credit derivatives on an entity’s financial position, financial performance and cash flows. There was no impact from implementing FSP 133-1 as the fund did not hold any of these credit derivatives at period end.

Investment Valuations – Equity securities, including restricted equity securities, are generally valued at the last sale or official closing price as reported by a third party pricing service on the market or exchange on which they are primarily traded. For securities for which there were no sales reported that day, equity securities are generally valued at the last quoted daily bid quotation as reported by a third party pricing service on the market or exchange on which they are primarily traded. For securities held short for which there were no sales reported for the day, the position is generally valued at the last quoted daily ask quotation as reported by a third party pricing service on the market or exchange on which such securities are primarily traded. Short-term instruments with a maturity at issuance of 60 days or less may be valued at amortized cost, which approximates market value. Securities and other assets generally valued on the basis of information from a third party pricing service may also be valued at a broker-dealer bid quotation. Values obtained from pricing services can utilize both dealer-supplied valuations and electronic data processing techniques, which take into account factors such as institutional-size trading in similar groups of securities, yield, quality, coupon rate, maturity, type of issue, trading characteristics, and other market data. The values of foreign securities and other assets and liabilities expressed in foreign currencies are converted to U.S. dollars using the mean of bid and asked prices for rates reported by a third party pricing service.

The Board of Trustees has delegated primary responsibility for determining or causing to be determined the value of the fund’s investments (including any fair valuation) to the adviser pursuant to valuation policies and procedures approved by the Board. If the adviser determines that reliable market quotations are not readily available, investments are valued at fair value as determined in good faith by the adviser in accordance with such procedures under the oversight of the Board of Trustees. Under the fund’s valuation policies and procedures, market quotations are not considered to be readily available for most types of debt instruments and floating rate loans and many types of derivatives. These investments are generally valued at fair value based on information from third party pricing services. In addition, investments may be valued at fair value if the adviser determines that an investment’s value has been materially affected by events occurring after the close of the exchange or market on which the investment is principally traded (such as foreign exchange or market) and prior to the determination of the fund’s net asset value, or after the halting of trading of a specific security where trading does not resume prior to the close of the exchange or market on which the security is principally traded. The adviser may rely on third party pricing services or other information (such as the correlation with price movements of similar securities in the same or other markets; the type, cost and investment characteristics of the security; the business and financial condition of the issuer; and trading and other market data) to assist in determining whether to fair value and at what value to fair value an investment. The value of an investment for purposes of calculating the fund’s net asset value can differ depending on the source and method used to determine value. When fair valuation is used, the value of investments used to determine the fund’s net asset value may differ from quoted or published prices for the same investments.

14

Notes to Financial Statements – continued

The fund adopted FASB Statement No. 157, Fair Value Measurements (the “Statement”). This Statement provides a single definition of fair value, a hierarchy for measuring fair value and expanded disclosures about fair value measurements.

Various inputs are used in determining the value of the fund’s assets or liabilities carried at market value. These inputs are categorized into three broad levels. Level 1 includes quoted prices in active markets for identical assets or liabilities. Level 2 includes other significant observable market-based inputs (including quoted prices for similar securities, interest rates, prepayment speed, and credit risk). Level 3 includes unobservable inputs, which may include the adviser’s own assumptions in determining the fair value of investments. Other financial instruments are derivative instruments not reflected in total investments, such as futures, forwards, swap contracts, and written options. The following is a summary of the levels used as of December 31, 2008 in valuing the fund’s assets or liabilities carried at market value:

	Level 1	Level 2	Level 3	Total
Investments in Securities	$2,973,478	$92,000	$—	$3,065,478
Other Financial Instruments	$—	$—	$—	$—

Repurchase Agreements – The fund may enter into repurchase agreements with approved counterparties. Each repurchase agreement is recorded at cost. The fund requires that the securities collateral in a repurchase transaction be transferred to a custodian. The fund monitors, on a daily basis, the value of the collateral to ensure that its value, including accrued interest, is greater than amounts owed to the fund under each such repurchase agreement. The fund and other funds managed by Massachusetts Financial Services Company (MFS), may utilize a joint trading account for the purpose of entering into one or more repurchase agreements.

Indemnifications – Under the fund’s organizational documents, its officers and trustees may be indemnified against certain liabilities and expenses arising out of the performance of their duties to the fund. Additionally, in the normal course of business, the fund enters into agreements with service providers that may contain indemnification clauses. The fund’s maximum exposure under these agreements is unknown as this would involve future claims that may be made against the fund that have not yet occurred.

Investment Transactions and Income – Investment transactions are recorded on the trade date. Interest income is recorded on the accrual basis. All premium and discount is amortized or accreted for financial statement purposes in accordance with U.S. generally accepted accounting principles. Dividends received in cash are recorded on the ex-dividend date. Certain dividends from foreign securities will be recorded when the fund is informed of the dividend if such information is obtained subsequent to the ex-dividend date. Dividend and interest payments received in additional securities are recorded on the ex-dividend or ex-interest date in an amount equal to the value of the security on such date.

The fund may receive proceeds from litigation settlements. Any proceeds received from litigation involving portfolio holdings are reflected in the Statement of Operations in realized gain/loss if the security has been disposed of by the fund or in unrealized gain/loss if the security is still held by the fund. Any other proceeds from litigation not related to portfolio holdings are reflected as other income in the Statement of Operations.

Fees Paid Indirectly – The fund’s custody fee may be reduced according to an arrangement that measures the value of cash deposited with the custodian by the fund. This amount, for the year ended December 31, 2008, is shown as a reduction of total expenses on the Statement of Operations.

Tax Matters and Distributions – The fund intends to qualify as a regulated investment company, as defined under Subchapter M of the Internal Revenue Code, and to distribute all of its taxable income, including realized capital gains. As a result, no provision for federal income tax is required. The fund’s federal tax return for the prior fiscal year remains subject to examination by the Internal Revenue Service. Foreign taxes, if any, have been accrued by the fund in the accompanying financial statements.

Distributions to shareholders are recorded on the ex-dividend date. Income and capital gain distributions are determined in accordance with income tax regulations, which may differ from U.S. generally accepted accounting principles. Certain capital accounts in the financial statements are periodically adjusted for permanent differences in order to reflect their tax character. These adjustments have no impact on net assets or net asset value per share. Temporary differences which arise from recognizing certain items of income, expense, gain or loss in different periods for financial statement and tax purposes will reverse at some time in the future. Distributions in excess of net investment income or net realized gains are temporary overdistributions for financial statement purposes resulting from differences in the recognition or classification of income or distributions for financial statement and tax purposes.

During the period ended December 31, 2008, there were no significant adjustments due to differences between book and tax accounting.

15

Notes to Financial Statements – continued

The tax character of distributions declared to shareholders for the last two fiscal years is as follows:

	12/31/08	12/31/07
Ordinary income (including any short-term capital gains)	$29,447	$1,246
Tax return of capital (b)	42	254
Total distributions	$29,489	$1,500

(b)	Distributions in excess of tax basis earnings and profits are reported in the financial statements as a tax return of capital.

The federal tax cost and the tax basis components of distributable earnings were as follows:

As of 12/31/08
Cost of investments	$4,478,127
Gross appreciation	37,366
Gross depreciation	(1,450,015)
Net unrealized appreciation (depreciation)	$(1,412,649)
Capital loss carryforwards	(255,285)
Post-October capital loss deferral	(324,226)

As of December 31, 2008, the fund had capital loss carryforwards available to offset future realized gains. Such losses expire as follows:

12/31/16	$(255,285)

Multiple Classes of Shares of Beneficial Interest – The fund offers multiple classes of shares, which differ in their respective distribution fees. The fund’s income, realized and unrealized gain (loss), and common expenses are allocated to shareholders based on the daily net assets of each class. Dividends are declared separately for each class. Differences in per share dividend rates are generally due to differences in separate class expenses.

(3)	Transactions with Affiliates

Investment Adviser – The fund has an investment advisory agreement with MFS to provide overall investment management and related administrative services and facilities to the fund. The management fee is computed daily and paid monthly at an annual rate of 0.60% of the fund’s average daily net assets.

The investment adviser has agreed in writing to pay a portion of the fund’s total annual operating expenses, exclusive of interest, taxes, extraordinary expenses, brokerage and transaction costs and investment-related expenses, such that the total annual operating expenses of the fund do not exceed 0.60% for the Initial Class shares and 0.85% for the Service Class shares, based on the average daily net assets of each share class. This written agreement will continue until April 30, 2010. For the year ended December 31, 2008, this reduction amounted to $94,817 and is reflected as a reduction of total expenses in the Statement of Operations.

Distributor – MFS Fund Distributors, Inc. (MFD), a wholly-owned subsidiary of MFS, is the distributor of shares of the fund. The Trustees have adopted a distribution plan for the Service Class shares pursuant to Rule 12b-1 under the Investment Company Act of 1940.

The fund’s distribution plan provides that the fund will pay MFD distribution fees equal to 0.25% per annum of its average daily net assets attributable to Service Class shares as partial consideration for services performed and expenses incurred by MFD and financial intermediaries in connection with the sale and distribution of the fund’s Service Class shares and the sale and distribution of the variable annuity or variable life insurance contracts investing indirectly in Service Class shares. MFD may subsequently pay all, or a portion, of the distribution fees to financial intermediaries.

Shareholder Servicing Agent – MFS Service Center, Inc. (MFSC), a wholly-owned subsidiary of MFS, has contracted to provide transfer agent and recordkeeping functions in connection with the issuance, transfer, and redemption of each class of shares of the fund under a Shareholder Servicing Agent Agreement. During the year ended December 31, 2008, the fund did not pay MFSC a fee for this service.

Administrator – MFS provides certain financial, legal, shareholder communications, compliance, and other administrative services to the fund. Under an administrative services agreement, the fund partially reimburses MFS the costs incurred to provide these services. The fund is charged an annual fixed amount of $10,000 plus a fee based on average daily net assets.

The administrative services fee incurred for the year ended December 31, 2008 was equivalent to an annual effective rate of 0.2388% of the fund’s average daily net assets.

16

Notes to Financial Statements – continued

Trustees’ and Officers’ Compensation – The fund pays compensation to trustees in the form of a retainer, attendance fees, and additional compensation to the Board chairperson. The fund does not pay compensation directly to officers of the fund who are also officers of the investment adviser, all of whom receive remuneration for their services to the fund from MFS. Certain officers of the fund are officers or directors of MFS, MFD, and MFSC.

Other – This fund and certain other MFS funds (the funds) have entered into services agreements (the Agreements) which provide for payment of fees by the funds to Tarantino LLC and Griffin Compliance LLC in return for the provision of services of an Independent Chief Compliance Officer (ICCO) and Assistant ICCO, respectively, for the funds. The ICCO and Assistant ICCO are officers of the funds and the sole members of Tarantino LLC and Griffin Compliance LLC, respectively. The funds can terminate the Agreements with Tarantino LLC and Griffin Compliance LLC at any time under the terms of the Agreements.

MFS has agreed to bear all expenses associated with office space, other administrative support, and supplies provided to the ICCO and Assistant ICCO. For the year ended December 31, 2008, the aggregate fees paid by the fund to Tarantino LLC and Griffin Compliance LLC were $42 and are included in miscellaneous expense on the Statement of Operations.

On December 18, 2007, MFS purchased 250,000 shares of both the Initial Class and Service Class for an aggregate amount of $5,000,000. At December 31, 2008, MFS was the sole shareholder of both classes.

(4)	Portfolio Securities

Purchases and sales of investments, other than U.S. Government securities, purchased option transactions, and short-term obligations, aggregated $2,085,324 and $2,089,779, respectively.

(5)	Shares of Beneficial Interest

The fund’s Declaration of Trust permits the Trustees to issue an unlimited number of full and fractional shares of beneficial interest. Transactions in fund shares were as follows:

	Year ended 12/31/08		Year ended 12/31/07 (c)
	Shares	Amount	Shares	Amount
Shares sold
Initial Class	—	$—	250,000	$2,500,000
Service Class	—	—	250,000	2,500,000
	—	$—	500,000	$5,000,000
Shares issued to shareholders in reinvestment of distributions
Initial Class	2,989	$17,363	85	$862
Service Class	2,087	12,126	63	638
	5,076	$29,489	148	$1,500
Net change
Initial Class	2,989	$17,363	250,085	$2,500,862
Service Class	2,087	12,126	250,063	2,500,638
	5,076	$29,489	500,148	$5,001,500

(c)	For the period from the commencement of the fund’s investment operations, December 18, 2007, through the stated period end.

(6)	Line of Credit

The fund and other funds managed by MFS participate in a $1 billion unsecured committed line of credit provided by a syndication of banks under a credit agreement. In addition, the fund and other funds managed by MFS have established uncommitted borrowing arrangements with certain banks. Borrowings may be made for temporary financing needs. Interest is charged to each fund, based on its borrowings, generally at a rate equal to the Federal Reserve funds rate plus 0.30%. In addition, a commitment fee, based on the average daily, unused portion of the committed line of credit, is allocated among the participating funds at the end of each calendar quarter. For the year ended December 31, 2008, the fund’s commitment fee and interest expense were $15 and $0, respectively, and are included in miscellaneous expense on the Statement of Operations.

17

REPORT OF INDEPENDENT REGISTERED PUBLIC ACCOUNTING FIRM

To the Board of Trustees of MFS Variable Insurance Trust II and the Shareholders of

MFS Blended Research Growth Portfolio:

We have audited the accompanying statement of assets and liabilities, including the portfolio of investments, of MFS Blended Research Growth Portfolio (the “Fund”) (one of the portfolios comprising MFS Variable Insurance Trust II) as of December 31, 2008, and the related statement of operations for the year then ended, the statements of changes in net assets and financial highlights for the year then ended and for the period from December 18, 2007 (commencement of operations) through December 31, 2007. These financial statements and financial highlights are the responsibility of the Fund’s management. Our responsibility is to express an opinion on these financial statements and financial highlights based on our audits.

We conducted our audits in accordance with the standards of the Public Company Accounting Oversight Board (United States). Those standards require that we plan and perform the audit to obtain reasonable assurance about whether the financial statements and financial highlights are free of material misstatement. The Fund is not required to have, nor were we engaged to perform, an audit of its internal control over financial reporting. Our audits included consideration of internal control over financial reporting as a basis for designing audit procedures that are appropriate in the circumstances, but not for the purpose of expressing an opinion on the effectiveness of the Fund’s internal control over financial reporting. Accordingly, we express no such opinion. An audit also includes examining, on a test basis, evidence supporting the amounts and disclosures in the financial statements, assessing the accounting principles used and significant estimates made by management, as well as evaluating the overall financial statement presentation. Our procedures included confirmation of securities owned as of December 31, 2008, by correspondence with the custodian and brokers. We believe that our audits provide a reasonable basis for our opinion.

In our opinion, the financial statements and financial highlights referred to above present fairly, in all material respects, the financial position of MFS Blended Research Growth Portfolio as of December 31, 2008, the results of its operations for the year then ended, the changes in its net assets and the financial highlights for the year then ended and for the period from December 18, 2007 (commencement of operations) through December 31, 2007, in conformity with accounting principles generally accepted in the United States of America.

DELOITTE & TOUCHE LLP

Boston, Massachusetts

February 17, 2009

18

TRUSTEES AND OFFICERS – IDENTIFICATION AND BACKGROUND

The Trustees and officers of the Trust, as of February 1, 2009, are listed below, together with their principal occupations during the past five years. (Their titles may have varied during that period.) The address of each Trustee and officer is 500 Boylston Street, Boston, Massachusetts 02116.

Name, Date of Birth	Position(s) Held with Fund	Trustee/Officer Since (1)	Principal Occupations During the Past Five Years and Other Directorships (2)
INTERESTED TRUSTEE
David D. Horn (3) (born 6/07/41)	Trustee	April 1986	Private investor; Sun Life Assurance Company of Canada, Senior Vice President and General Manager for the United States (until 1997); Director (until March 2004)

INDEPENDENT TRUSTEES
J. Kermit Birchfield (born 1/08/40)	Chairman	May 1997	Consultant; Century Partners, Inc. (investments), Director; Displaytech, Inc. (technology), Director; Dessin Fournir LLC (furniture manufacturer), Director (2005 to present); Intermountain Gas Company, Inc. & Intermountain Industries, Inc. (oil & gas exploration and production), Director; Site Watch LLC (software to monitor oil tanks), Managing Director (2006 to present); Juridica Investments (fund investing in judicial matters), Director (2007 to present); HPSC, Inc. (medical financing), Director (until January 2004)

Robert C. Bishop (born 1/13/43)	Trustee	May 2001	AutoImmune, Inc. (pharmaceutical product development), Chairman, President and Chief Executive Officer; Caliper Life Sciences Corp. (laboratory analytical instruments), Director; Millipore Corporation (purification/filtration products), Director; Waterstreet Capital (leverage buyouts), Advisory Board (August 2006 to present); Optobionics Corporation (ophthalmic devices), Director (2002 to 2007)

Frederick H. Dulles (born 3/12/42)	Trustee	May 2001	Ten State International Law PLLC (law firm), Of Counsel (since 2006); Prudential Carolina Real Estate, (real estate), Broker (since 2006); Free Enterprise Foundation, Inc. (research institute), Director & Secretary (until 2008); Disher, Hamrick & Myers Residential, Inc. (real estate) Broker (2005 until 2006); Frederick H. Dulles law practice (until 2006); Ten State Street LLP (law firm), Member (until 2005)

Marcia A. Kean (born 6/30/48)	Trustee	April 2005	Feinstein Kean Healthcare (consulting), Chief Executive Officer

Ronald G. Steinhart (born 6/15/40)	Trustee	May 2001	Private investor; Penske Automotive Group (automotive retailer), Director; Animal Health International, Inc. (animal health products), Director (since 2007); Texas Industries (concrete/aggregates/cement), Director (since 2007); Penson Worldwide, Inc. (securities clearance), Director (since 2006); Carreker Corporation (technology consulting) Director (until 2005); Prentiss Properties Trust (real estate investment trust), Director (until 2006)

Haviland Wright (born 7/21/48)	Trustee	May 2001	Profitability of Hawaii (software), Chief Development Officer (since December 2008); Elixir Technologies Corporation (software) Director (since 2005); Nano Loa Inc. (liquid crystal displays), Director

TRUSTEE EMERITUS
Samuel Adams (born 10/19/25)	Trustee Emeritus		Retired; K&L Gates LLP (law firm), Of Counsel

OFFICERS
Maria F. Dwyer (4) (born 12/01/58)	President	November 2005	Massachusetts Financial Services Company, Executive Vice President and Chief Regulatory Officer (since March 2004) Chief Compliance Officer (since December 2006); Fidelity Management & Research Company, Vice President (prior to March 2004); Fidelity Group of Funds, President and Treasurer (until March 2004)

Christopher R. Bohane (4) (born 1/18/74)	Assistant Secretary and Assistant Clerk	July 2005	Massachusetts Financial Services Company, Vice President and Senior Counsel

John M. Corcoran (4) (born 4/13/65)	Treasurer	October 2008	Massachusetts Financial Services Company, Senior Vice President (since October 2008); State Street Bank and Trust (financial services provider), Senior Vice President, (until September 2008)

Ethan D. Corey (4) (born 11/21/63)	Assistant Secretary and Assistant Clerk	July 2005	Massachusetts Financial Services Company, Senior Vice President and Associate General Counsel (since 2004); Dechert LLP (law firm), Counsel (prior to December 2004)

David L. DiLorenzo (4) (born 8/10/68)	Assistant Treasurer	July 2005	Massachusetts Financial Services Company, Vice President (since June 2005); JP Morgan Investor Services, Vice President (until June 2005)

Timothy M. Fagan (4) (born 7/10/68)	Assistant Secretary and Assistant Clerk	September 2005	Massachusetts Financial Services Company, Vice President and Senior Counsel (since September 2005); John Hancock Advisers, LLC, Vice President, Senior Attorney and Chief Compliance Officer (until August 2005)

19

Trustees and Officers – continued

Name, Date of Birth	Position(s) Held with Fund	Trustee/Officer Since (1)	Principal Occupations During the Past Five Years and Other Directorships (2)
Mark D. Fischer (4) (born 10/27/70)	Assistant Treasurer	July 2005	Massachusetts Financial Services Company, Vice President (since May 2005); JP Morgan Investment Management Company, Vice President (until May 2005)

Robyn L. Griffin (born 7/04/75)	Assistant Independent Chief Compliance Officer	August 2008	Griffin Compliance LLC (provider of compliance services), Principal (since August 2008); State Street Corporation (financial services provider), Mutual Fund Administration Assistant Vice President (October 2006 – July 2008); Liberty Mutual Group (insurance), Personal Market Assistant Controller (April 2006 – October 2006); Deloitte & Touche LLP (professional services firm), Senior Manager (prior to April 2006)

Brian E. Langenfeld (4) (born 3/07/73)	Assistant Secretary and Assistant Clerk	May 2006	Massachusetts Financial Services Company, Vice President and Senior Counsel (since May 2006); John Hancock Advisers, LLC, Assistant Vice President and Counsel (until April 2006)

Ellen Moynihan (4) (born 11/13/57)	Assistant Treasurer	May 1997	Massachusetts Financial Services Company, Senior Vice President

Susan S. Newton (4) (born 3/07/50)	Assistant Secretary and Assistant Clerk	May 2005	Massachusetts Financial Services Company, Senior Vice President and Associate General Counsel (since April 2005); John Hancock Advisers, LLC, Senior Vice President, Secretary and Chief Legal Officer (until April 2005)

Susan A. Pereira (4) (born 11/05/70)	Assistant Secretary and Assistant Clerk	July 2005	Massachusetts Financial Services Company, Vice President and Senior Counsel (since June 2004); Bingham McCutchen LLP (law firm), Associate (until June 2004)

Mark N. Polebaum (4) (born 5/01/52)	Secretary and Clerk	February 2006	Massachusetts Financial Services Company, Executive Vice President, General Counsel and Secretary (since January 2006); Wilmer Cutler Pickering Hale and Dorr LLP (law firm), Partner (until January 2006)

Frank L. Tarantino (born 3/07/44)	Independent Chief Compliance Officer	September 2004	Tarantino LLC (provider of compliance services), Principal (since June 2004); CRA Business Strategies Group (consulting services), Executive Vice President (until June 2004)

Richard S. Weitzel (4) (born 7/16/70)	Assistant Secretary and Assistant Clerk	October 2007	Massachusetts Financial Services Company, Vice President and Assistant General Counsel (since 2004); Massachusetts Department of Business and Technology, General Counsel (until April 2004)

James O. Yost (4) (born 6/12/60)	Assistant Treasurer	April 1992	Massachusetts Financial Services Company, Senior Vice President

(1)	Date first appointed to serve as Trustee/Officer of an MFS fund or a Compass variable account. Each Trustee has served continuously since appointment.

(2)	Directorships or trusteeships of companies required to report to the Securities and Exchange Commission (i.e., “public companies”).

(3)	“Interested person” of the Trust, within the meaning of the Investment Company Act of 1940 (referred to as the 1940 Act), which is the principal federal law governing investment companies like the Trust, as a result of position with Sun Life of Canada (U.S.). The address of Sun Life of Canada (U.S.) is One Sun Life Executive Park, Wellesley Hills, Massachusetts 02481.

(4)	“Interested person” of MFS within the meaning of the 1940 Act. The address of MFS is 500 Boylston Street, Boston, Massachusetts 02116.

The Trust does not hold annual meetings for the purpose of electing Trustees, and Trustees are not elected for fixed terms. Each Trustee and officer holds office until his or her successor is chosen and qualified, or until his or her earlier death, resignation, retirement or removal.

All Trustees currently serve as Trustees of the Trust and have served in that capacity since originally elected or appointed. All of the Trustees are also Managers of the Compass Variable Accounts. The executive officers of the Trust hold similar offices for the Compass Variable Accounts and other funds in the MFS fund complex. As of January 1, 2009, each Trustee serves as a Trustee or Manager of 35 Accounts/Funds.

The Statement of Additional Information contains further information about the Trustees and is available without charge upon request by calling 1-800-752-7215.

Investment Adviser Massachusetts Financial Services Company 500 Boylston Street, Boston, MA 02116-3741	Custodian State Street Bank and Trust 1 Lincoln Street, Boston, MA 02111-2900
Distributor MFS Fund Distributors, Inc. 500 Boylston Street, Boston, MA 02116-3741	Independent Registered Public Accounting Firm Deloitte & Touche LLP 200 Berkeley Street, Boston, MA 02116
Portfolio Manager Matthew Krummell

20

BOARD REVIEW OF INVESTMENT ADVISORY AGREEMENT

A discussion regarding the Board’s most recent review and renewal of the fund’s Investment Advisory Agreement with MFS is available by clicking on the fund’s name under “Variable Insurance Portfolios – VIT II” in the “Products and Performance” section of the MFS Web site (mfs.com).

PROXY VOTING POLICIES AND INFORMATION

A general description of the MFS funds’ proxy voting policies and procedures is available without charge, upon request, by calling
1-800-225-2606, by visiting the Proxy Voting section of mfs.com or by visiting the SEC’s Web site at http://www.sec.gov.

Information regarding how the fund voted proxies relating to portfolio securities during the most recent twelve-month period ended June 30 is available without charge by visiting the Proxy Voting section of mfs.com or by visiting the SEC’s Web site at http://www.sec.gov.

QUARTERLY PORTFOLIO DISCLOSURE

The fund will file a complete schedule of portfolio holdings with the Securities and Exchange Commission (the Commission) for the first and third quarters of each fiscal year on Form N-Q. The fund’s Form N-Q may be reviewed and copied at the:

Public Reference Room

Securities and Exchange Commission

100 F Street, NE, Room 1580

Washington, D.C. 20549

Information on the operation of the Public Reference Room may be obtained by calling the Commission at 1-800-SEC-0330. The fund’s Form N-Q is available on the EDGAR database on the Commission’s Internet Web site at http://www.sec.gov, and copies of this information may be obtained, upon payment of a duplicating fee, by electronic request at the following e-mail address: publicinfo@sec.gov or by writing the Public Reference Section at the above address.

21

MFS® PRIVACY NOTICE

Privacy is a concern for every investor today. At MFS Investment Management® and the MFS funds, we take this concern very seriously. We want you to understand our policies about the investment products and services that we offer, and how we protect the nonpublic personal information of investors who have a direct relationship with us and our wholly owned subsidiaries.

Throughout our business relationship, you provide us with personal information. We maintain information and records about you, your investments, and the services you use. Examples of the nonpublic personal information we maintain include

•	data from investment applications and other forms
•	share balances and transactional history with us, our affiliates, or others
•	facts from a consumer reporting agency

We do not disclose any nonpublic personal information about our customers or former customers to anyone, except as permitted by law. We may share nonpublic personal information with third parties or certain of our affiliates in connection with servicing your account or processing your transactions. We may share information with companies or financial institutions that perform marketing services on our behalf or with other financial institutions with which we have joint marketing arrangements, subject to any legal requirements.

Authorization to access your nonpublic personal information is limited to appropriate personnel who provide products, services, or information to you. We maintain physical, electronic, and procedural safeguards to help protect the personal information we collect about you.

If you have any questions about the MFS privacy policy, please call 1-800-225-2606 any business day between 8 a.m. and 8 p.m. Eastern time.

Note: If you own MFS products or receive MFS services in the name of a third party such as a bank or broker-dealer, their privacy policy may apply to you instead of ours.

22

MFS INVESTMENT MANAGEMENT

MFS® Blended Research℠ Value Portfolio

MFS® Variable Insurance Trust II
Annual report

12/31/08
BRV-ANN

MFS® BLENDED RESEARCHSM VALUE PORTFOLIO

The report is prepared for the general information of contract owners. It is authorized for distribution to prospective investors only when preceded or accompanied by a current prospectus.

NOT FDIC INSURED • MAY LOSE VALUE • NO BANK GUARANTEE • NOT A DEPOSIT • NOT INSURED BY ANY FEDERAL GOVERNMENT AGENCY OR NCUA/NCUSIF

LETTER FROM THE CEO

Dear Contract Owners:

The market downturns and economic setbacks of late probably rank among the worst financial declines most of us have experienced. Inevitably, people may be questioning their commitment to investing. Still, it is important to remember that downturns are an inescapable part of the business cycle. Such troughs have been seen before, and if we can use history as a guide, market recoveries typically have followed.

Recent events have clearly shown us the value of certain types of investments. In this environment, two of the hallmarks of mutual funds — transparency and liquidity — have become critically important. Unlike some other types of investments, the operations of mutual funds are relatively transparent to their shareholders. With their daily redemption feature, mutual funds also generally provide easy, convenient access to one’s money. Through these recent market upheavals, this level of liquidity enhanced the ability of mutual fund investors to respond and modify their investments as they and their advisors saw fit — a flexibility that those in less liquid investments simply did not have at their disposal.

At MFS® we take particular pride in how well mutual funds can serve investors because we invented the mutual fund in the United States. Established in 1924, Massachusetts Investors Trust was the nation’s first fund. Recent market events only reinforce what we have learned through 85 years — that mutual funds provide unique features that are important to investors in any type of market climate.

Respectfully,

Robert J. Manning

Chief Executive Officer and Chief Investment Officer

MFS Investment Management®

February 17, 2009

The opinions expressed in this letter are subject to change, may not be relied upon for investment advice, and no forecasts can be guaranteed.

Before investing, consider the fund’s investment objectives, risks, charges, and expenses. For a prospectus containing this and other information, contact your investment professional or view online. Read it carefully.

MFS Fund Distributors, Inc., 500 Boylston Street, Boston, MA 02116

1

PORTFOLIO COMPOSITION

Portfolio structure

Top ten holdings
Exxon Mobil Corp.	8.0%
AT&T, Inc.	3.7%
Procter & Gamble Co.	3.3%
JPMorgan Chase & Co.	3.3%
Chevron Corp.	2.9%
General Electric Co.	2.9%
Pfizer, Inc.	2.6%
Wells Fargo & Co.	2.4%
Bank of America Corp.	2.1%
Amgen, Inc.	1.8%

Equity sectors
Financial Services	22.6%
Energy	15.6%
Utilities & Communications	14.5%
Health Care	12.7%
Industrial Goods & Services	8.3%
Consumer Staples	7.9%
Leisure	4.6%
Retailing	4.5%
Basic Materials	2.7%
Technology	2.2%
Autos & Housing	0.9%
Transportation	0.8%
Special Products & Services	0.6%

Percentages are based on net assets as of 12/31/08.

The portfolio is actively managed and current holdings may be different.

2

MANAGEMENT REVIEW

Summary of Results

For the twelve months ended December 31, 2008, Initial Class shares of the MFS Blended Research Value Portfolio (the “fund”) provided a total return of –34.44%, while Service Class shares of the fund provided a total return of –34.66%. These compare with a return of –36.85% for the fund’s benchmark, the Russell 1000 Value Index.

Market Environment

The U.S. economy and financial markets experienced significant deterioration and extraordinary volatility over the reporting period. U.S. economic growth slowed significantly, despite the short-term bounce from the second quarter fiscal stimulus. Strong domestic headwinds included accelerated deterioration in the housing market, anemic corporate investment, a rapidly declining job market, and a much tighter credit environment. During the period, a seemingly continuous series of tumultuous financial events hammered markets, including: the distressed sale of failing Bear Stearns to JPMorgan, the conservatorship of Government Sponsored Enterprises (GSEs) Fannie Mae and Freddie Mac, the bankruptcy of investment bank Lehman Brothers, the Federal Reserve Bank’s complex intervention of insurance company American International Group (AIG), the nationalization of several large European banks, the failure of Washington Mutual, and the distressed sale of Wachovia. As a result of this barrage of turbulent news, global equity markets pushed significantly lower and credit markets witnessed the worst dislocation since the beginning of the credit crisis. Though conditions improved towards the end of the period, the state of financial and macroeconomic dislocation remained severe.

While reasonably resilient during the first half of the period, the global economy and financial system increasingly experienced considerable negative spillovers from the U.S. slowdown. Not only did Europe and Japan show obvious signs of economic softening, the more powerful engine of global growth – emerging markets – also displayed weakening dynamics.

During the reporting period, the U.S. Federal Reserve Board cut interest rates aggressively and introduced a multitude of new lending facilities to alleviate ever-tightening credit markets, while the U.S. federal government moved quickly to design and implement a meaningful fiscal stimulus package. Although several other global central banks also cut rates, the dilemma of rising energy and food prices heightened concerns among central bankers that inflationary expectations might become unhinged despite weaker growth. Only later in the reporting period did slowing global growth result in a very precipitous decline in commodity prices, which significantly eased inflation and inflationary expectations. As inflationary concerns diminished in the face of global deleveraging, and equity and credit markets deteriorated more sharply, a coordinated rate cut marked the beginning of much more aggressive easing by the major global central banks.

Contributors to Performance

Strong stock selection and, to a lesser extent, an underweighted position in the financial services sector boosted performance relative to the Russell 1000 Value Index. Positioning in financial services firm Citigroup (g) and insurance firm American International Group (AIG) (g) helped as the fund was less impacted by the stock’s price decline, in the latter part of the reporting period, than the benchmark. Not holding poor-performing financial services firm Wachovia and mortgage financier Federal National Mortgage Association (Fannie Mae) also helped. Holdings of apartment owner Equity Residential and insurance company St. Paul Travelers bolstered relative performance.

Stock selection in the leisure sector also helped relative results. The fund’s holdings of casual dining restaurants operator Darden Restaurants (aa) aided relative performance over the reporting period. Shares of Darden Restaurants rose as the company reported better-than-expected earnings. The company attributed this partly to increased same-store sales in its two largest brands, Olive Garden and Red Lobster.

Top relative contributors in other sectors included global pharmaceutical company Bristol Myers Squibb and utilities company PG&E.

The fund’s cash position was also a contributor to relative performance. The fund holds cash to buy new holdings and to provide liquidity. In a period when equity markets declined, as measured by the fund’s benchmark, holding cash helped performance versus the benchmark, which has no cash position.

Detractors from Performance

Stock selection in the utilities and communications sector was the primary detractor from performance. Holdings of gas pipeline company Williams Cos. held back relative returns as the stock underperformed the benchmark over the period. Additionally, the fund’s overweighted position in gas pipeline company El Paso over the latter part of the period hurt relative results as the stock’s price declined.

3

Management Review – continued

Although the financial services sector was an area of relative strength overall, several stocks within this sector detracted from results. These included insurance company Genworth Financial and investment services firm Prudential Financial. Our underweighted position in financial services firm Wells Fargo detracted from relative performance as the stock outperformed the benchmark. Holdings of financial advisory firm Morgan Stanley (g), which was sold off in the latter part of the reporting period, also hindered relative returns.

Elsewhere, an underweighted position in diversified medical products maker Johnson & Johnson and an overweighted position in cruise line operator Royal Caribbean Cruises hindered relative results. Shares of Royal Caribbean suffered during the first part of the reporting period due to high fuel costs and more recently due to weak consumer spending. Additionally, the fund’s positioning in integrated steelmaker U.S. Steel (g) and employee benefits company Cigna, in the latter part of the reporting period, hurt relative performance as the prices of both stocks dropped precipitously during that time.

Respectfully,

Jonathan Sage

Portfolio Manager

(aa)	Security is not a benchmark constituent.
(g)	Security was not held in the portfolio at period end.

The views expressed in this report are those of the portfolio manager only through the end of the period of the report as stated on the cover and do not necessarily reflect the views of MFS or any other person in the MFS organization. These views are subject to change at any time based on market or other conditions, and MFS disclaims any responsibility to update such views. These views may not be relied upon as investment advice or an indication of trading intent on behalf of any MFS portfolio. References to specific securities are not recommendations of such securities, and may not be representative of any MFS portfolio’s current or future investments.

4

PERFORMANCE SUMMARY THROUGH 12/31/08

The following chart illustrates the historical performance of the fund in comparison to its benchmark(s). Benchmark comparisons are unmanaged; do not reflect any fees or expenses; and cannot be invested in directly. The performance of other share classes will be greater than or less than that of the class depicted below. (See Notes to Performance Summary.)

Performance data shown represents past performance and is no guarantee of future results. Investment return and principal value fluctuate so your units, when sold, may be worth more or less than the original cost; current performance may be lower or higher than quoted. The performance shown does not reflect the deduction of taxes, if any, that a contract holder would pay on fund distributions or the redemption of contract units. The returns for the fund shown also do not reflect the deduction of expenses associated with variable products, such as mortality and expense risk charges, separate account charges, and sales charges imposed by the insurance company separate accounts. Such expenses would reduce the overall returns shown.

Growth of a hypothetical $10,000 investment (t)

Total rates of return through 12/31/08

Average Annual Total Returns

Share class	Class inception date	1-yr	Life (t)
Initial Class	12/18/07	(34.44)%	(32.89)%
Service Class	12/18/07	(34.66)%	(33.12)%

Comparative Benchmark

Russell 1000 Value Index (f)	(36.85)%	(34.56)%

(f)	Source: FactSet Research Systems Inc.

(t)	For the period from the commencement of the fund’s investment operations, December 18, 2007 through the stated period end.

Benchmark Definition

Russell 1000 Value Index – constructed to provide a comprehensive barometer for the value securities in the large-cap segment of the U.S. equity universe. Companies in this index generally have lower price-to-book ratios and lower forecasted growth values.

It is not possible to invest directly in an index.

Notes to Performance Summary

Performance results reflect any applicable expense subsidies and waivers in effect during the periods shown. Without such subsidies and waivers the fund’s performance results would be less favorable. Please see the prospectus for complete details. All results are historical and assume the reinvestment of any dividends and capital gains distributions.

From time to time the fund may receive proceeds from litigation settlements, without which performance would be lower.

5

EXPENSE TABLE

Fund Expenses Borne by the Contract Holders During the Period,

July 1, 2008 through December 31, 2008

As a contract holder of the fund, you incur ongoing costs, including management fees; distribution (12b-1) fees; and other fund expenses. This example is intended to help you understand your ongoing costs (in dollars) of investing in the fund and to compare these costs with the ongoing costs of investing in other mutual funds.

The example is based on an investment of $1,000 invested at the beginning of the period and held for the entire period July 1, 2008 through December 31, 2008.

Actual Expenses

The first line for each share class in the following table provides information about actual account values and actual expenses. You may use the information in this line, together with the amount you invested, to estimate the expenses that you paid over the period. Simply divide your account value by $1,000 (for example, an $8,600 account value divided by $1,000 = 8.6), then multiply the result by the number in the first line under the heading entitled “Expenses Paid During Period” to estimate the expenses you paid on your account during this period.

Hypothetical Example for Comparison Purposes

The second line for each share class in the following table provides information about hypothetical account values and hypothetical expenses based on the fund’s actual expense ratio and an assumed rate of return of 5% per year before expenses, which is not the fund’s actual return. The hypothetical account values and expenses may not be used to estimate the actual ending account balance or expenses you paid for the period. You may use this information to compare the ongoing costs of investing in the fund and other funds. To do so, compare this 5% hypothetical example with the 5% hypothetical examples that appear in the shareholder reports of the other funds.

Please note that the expenses shown in the table are meant to highlight the fund’s ongoing costs only and do not take into account the fees and expenses imposed under the variable contracts through which your investment in the fund is made. Therefore, the second line for each share class in the table is useful in comparing ongoing costs associated with an investment in vehicles (such as the fund) which fund benefits under variable annuity and variable life insurance contracts and to qualified pension and retirement plans only, and will not help you determine the relative total costs of investing in the fund through variable annuity and variable life insurance contracts. If the fees and expenses imposed under the variable contracts were included, your costs would have been higher.

Share Class		Annualized Expense Ratio	Beginning Account Value 7/01/08	Ending Account Value 12/31/08	Expenses Paid During Period (p) 7/01/08-12/31/08
Initial Class	Actual	0.60%	$1,000.00	$756.25	$2.65
	Hypothetical (h)	0.60%	$1,000.00	$1,022.12	$3.05
Service Class	Actual	0.85%	$1,000.00	$754.55	$3.75
	Hypothetical (h)	0.85%	$1,000.00	$1,020.86	$4.32

(h)	5% class return per year before expenses.

(p)	Expenses paid is equal to each class’ annualized expense ratio, as shown above, multiplied by the average account value over the period, multiplied by the number of days in the period, divided by the number of days in the year.

6

PORTFOLIO OF INVESTMENTS – 12/31/08

The Portfolio of Investments is a complete list of all securities owned by your fund. It is categorized by broad-based asset classes.

Issuer	Shares/Par	Value ($)

COMMON STOCKS – 97.9%
Aerospace – 2.1%
Boeing Co.	210	$8,953
Lockheed Martin Corp.	90	7,567
Northrop Grumman Corp.	820	36,933
Raytheon Co.	340	17,354

		$70,807

Airlines – 0.5%
Southwest Airlines Co.	1,780	$15,344

Apparel Manufacturers – 0.4%
Coach, Inc. (a)	570	$11,839

Automotive – 0.4%
Johnson Controls, Inc.	780	$14,165

Biotechnology – 1.8%
Amgen, Inc. (a)	1,050	$60,638

Broadcasting – 1.1%
Time Warner, Inc.	2,710	$27,263
Walt Disney Co.	350	7,942

		$35,205

Brokerage & Asset Managers – 0.2%
Merrill Lynch & Co., Inc.	550	$6,402

Business Services – 0.3%
Western Union Co.	730	$10,468

Cable TV – 2.0%
Comcast Corp., “A”	1,840	$31,059
Time Warner Cable, Inc., “A” (a)	1,580	33,891

		$64,950

Chemicals – 2.5%
3M Co.	610	$35,099
Dow Chemical Co.	650	9,809
PPG Industries, Inc.	860	36,490

		$81,398

Computer Software – 0.3%
Oracle Corp. (a)	650	$11,525

Computer Software – Systems – 0.6%
International Business Machines Corp.	250	$21,040

Construction – 0.5%
NVR, Inc. (a)	36	$16,425

Consumer Goods & Services – 3.6%
Apollo Group, Inc., “A” (a)	150	$11,493
Procter & Gamble Co.	1,750	108,185

		$119,678

Electrical Equipment – 3.2%
General Electric Co.	5,860	$94,932
WESCO International, Inc. (a)	530	10,192

		$105,124

Issuer	Shares/Par	Value ($)

COMMON STOCKS – continued
Electronics – 0.5%
National Semiconductor Corp.	1,640	$16,515

Energy – Independent – 2.2%
Apache Corp.	430	$32,048
Devon Energy Corp.	250	16,428
Valero Energy Corp.	420	9,089
XTO Energy, Inc.	440	15,519

		$73,084

Energy – Integrated – 13.1%
Chevron Corp.	1,310	$96,901
ConocoPhillips	570	29,526
Exxon Mobil Corp.	3,310	264,237
Hess Corp.	390	20,920
Marathon Oil Corp.	800	21,888

		$433,472

Engineering – Construction – 0.2%
Fluor Corp.	170	$7,628

Food & Beverages – 3.5%
Archer Daniels Midland Co.	780	$22,487
Coca-Cola Co.	950	43,007
General Mills, Inc.	280	17,010
Pepsi Bottling Group, Inc.	1,420	31,964

		$114,468

Food & Drug Stores – 0.6%
CVS Caremark Corp.	640	$18,394

Gaming & Lodging – 0.4%
Royal Caribbean Cruises Ltd.	1,080	$14,850

General Merchandise – 1.8%
Family Dollar Stores, Inc.	790	$20,595
Wal-Mart Stores, Inc.	720	40,363

		$60,958

Health Maintenance Organizations – 1.2%
CIGNA Corp.	920	$15,502
WellPoint, Inc. (a)	540	22,750

		$38,252

Insurance – 6.0%
Allied World Assurance Co. Holdings Ltd.	740	$30,044
Aon Corp.	710	32,433
Chubb Corp.	630	32,130
Genworth Financial, Inc.	2,790	7,896
MetLife, Inc.	520	18,127
Prudential Financial, Inc.	660	19,972
Travelers Cos., Inc.	1,260	56,952

		$197,554

Leisure & Toys – 0.4%
Hasbro, Inc.	410	$11,960

7

Portfolio of Investments – continued

Issuer	Shares/Par	Value ($)

COMMON STOCKS – continued
Machinery & Tools – 2.2%
Cummins, Inc.	310	$8,286
Eaton Corp.	740	36,785
Timken Co.	860	16,882
United Rentals, Inc. (a)	1,111	10,132

		$72,085

Major Banks – 13.2%
Bank of America Corp.	4,930	$69,414
Bank of New York Mellon Corp.	1,190	33,713
Goldman Sachs Group, Inc.	420	35,444
JPMorgan Chase & Co.	3,420	107,833
PNC Financial Services Group, Inc.	1,020	49,980
Regions Financial Corp.	1,550	12,338
State Street Corp.	890	35,004
SunTrust Banks, Inc.	450	13,293
Wells Fargo & Co.	2,700	79,596

		$436,615

Medical & Health Technology & Services – 1.3%
AmerisourceBergen Corp.	670	$23,892
Omnicare, Inc.	640	17,766

		$41,658

Medical Equipment – 0.9%
Boston Scientific Corp. (a)	2,110	$16,331
Zimmer Holdings, Inc. (a)	340	13,743

		$30,074

Metals & Mining – 0.2%
Cliffs Natural Resources, Inc.	260	$6,659

Natural Gas – Distribution – 0.8%
Sempra Energy	600	$25,578

Natural Gas – Pipeline – 1.4%
El Paso Corp.	2,750	$21,533
Williams Cos., Inc.	1,640	23,747

		$45,280

Network & Telecom – 0.5%
Cisco Systems, Inc. (a)	990	$16,137

Oil Services – 0.3%
Exterran Holdings, Inc. (a)	450	$9,585

Other Banks & Diversified Financials – 1.2%
Discover Financial Services	1,160	$11,055
SLM Corp. (a)	860	7,654
TCF Financial Corp.	880	12,021
U.S. Bancorp	420	10,504

		$41,234

Personal Computers & Peripherals – 0.3%
Western Digital Corp. (a)	950	$10,878

Pharmaceuticals – 7.5%
Bristol-Myers Squibb Co.	830	$19,298
Johnson & Johnson	1,010	60,428
Merck & Co., Inc.	1,440	43,776
Pfizer, Inc.	4,780	84,654

Issuer	Shares/Par	Value ($)

COMMON STOCKS – continued
Pharmaceuticals – continued
Schering-Plough Corp.	650	$11,070
Wyeth	720	27,007

		$246,233

Pollution Control – 0.6%
Republic Services, Inc.	742	$18,394

Real Estate – 2.0%
Apartment Investment & Management, “A”, REIT	790	$9,125
Equity Residential, REIT	1,330	39,661
Mack-Cali Realty Corp., REIT	710	17,395

		$66,181

Restaurants – 0.7%
Darden Restaurants, Inc.	850	$23,953

Specialty Stores – 1.7%
Home Depot, Inc.	830	$19,107
Lowe’s Cos., Inc.	970	20,874
Staples, Inc.	550	9,856
Tiffany & Co.	310	7,325

		$57,162

Telephone Services – 6.9%
AT&T, Inc.	4,320	$123,120
Embarq Corp.	810	29,128
Qwest Communications International, Inc.	3,030	11,029
Verizon Communications, Inc.	1,460	49,494
Virgin Media, Inc.	2,660	13,273

		$226,044

Tobacco – 1.1%
Altria Group, Inc.	1,280	$19,277
Philip Morris International, Inc.	400	17,404

		$36,681

Trucking – 0.3%
FedEx Corp.	140	$8,981

Utilities – Electric Power – 5.4%
American Electric Power Co., Inc.	1,370	$45,594
Dominion Resources, Inc.	790	28,314
Edison International	1,070	34,368
PG&E Corp.	1,360	52,646
Public Service Enterprise Group, Inc.	550	16,044

		$176,966

Total Common Stocks (Identified Cost, $4,465,814)		$3,228,521

8

Portfolio of Investments – continued

Issuer	Shares/Par	Value ($)

REPURCHASE AGREEMENTS – 2.9%
Goldman Sachs, 0.01%, dated 12/31/08, due 1/02/09, total to be received $95,000.05 (secured by U.S. Treasury and Federal Agency obligations and Mortgage Backed securities in a jointly traded account), at Cost	$95,000	$95,000

Total Investments (Identified Cost, $4,560,814)		$3,323,521

OTHER ASSETS, LESS LIABILITIES – (0.8)%		(25,148)

Net Assets – 100.0%		$3,298,373

(a)	Non-income producing security.

The following abbreviations are used in this report and are defined:

REIT	Real Estate Investment Trust

See Notes to Financial Statements

9

FINANCIAL STATEMENTS  |  STATEMENT OF ASSETS AND LIABILITIES

This statement represents your fund’s balance sheet, which details the assets and liabilities comprising the total value of the fund.

At 12/31/08
Assets
Investments, at value (identified cost, $4,560,814)	$3,323,521
Cash	126
Dividends receivable	9,246
Receivable from investment adviser	13,471
Other assets	476
Total assets		$3,346,840
Liabilities
Payable to affiliates
Management fee	$105
Distribution fees	22
Administrative services fee	55
Payable for trustees’ compensation	2
Accrued expenses and other liabilities	48,283
Total liabilities		$48,467
Net assets		$3,298,373
Net assets consist of
Paid-in capital	$5,088,122
Unrealized appreciation (depreciation) on investments	(1,237,293)
Accumulated net realized gain (loss) on investments	(552,456)
Net assets		$3,298,373
Shares of beneficial interest outstanding		515,420
Initial Class shares
Net assets	$1,651,322
Shares outstanding	258,160
Net asset value per share		$6.40
Service Class shares
Net assets	$1,647,051
Shares outstanding	257,260
Net asset value per share		$6.40

See Notes to Financial Statements

10

FINANCIAL STATEMENTS  |  STATEMENT OF OPERATIONS

This statement describes how much your fund earned in investment income and accrued in expenses. It also describes any gains and/or losses generated by fund operations.

Year ended 12/31/08
Net investment income
Income
Dividends	$112,552
Interest	1,703
Total investment income		$114,255
Expenses
Management fee	$25,412
Distribution fees	5,293
Administrative services fee	10,000
Trustees’ compensation	545
Custodian fee	6,727
Shareholder communications	14,462
Auditing fees	46,955
Legal fees	6,946
Miscellaneous	7,184
Total expenses		$123,524
Fees paid indirectly	(30)
Reduction of expenses by investment adviser	(92,802)
Net expenses		$30,692
Net investment income		$83,563
Realized and unrealized gain (loss) on investments
Realized gain (loss) on investment transactions (identified cost basis)	$(552,456)
Change in unrealized appreciation (depreciation) on investments	$(1,270,704)
Net realized and unrealized gain (loss) on investments		$(1,823,160)
Change in net assets from operations		$(1,739,597)

See Notes to Financial Statements

11

FINANCIAL STATEMENTS  |  STATEMENTS OF CHANGES IN NET ASSETS

These statements describe the increases and/or decreases in net assets resulting from operations, any distributions, and any shareholder transactions.

For years ended 12/31	2008	2007 (c)
Change in net assets
From operations
Net investment income	$83,563	$3,777
Net realized gain (loss) on investments	(552,456)	782
Net unrealized gain (loss) on investments	(1,270,704)	33,411
Change in net assets from operations	$(1,739,597)	$37,970
Distributions declared to shareholders
From net investment income
Initial Class	$(44,203)	$(1,973)
Service Class	(39,360)	(1,804)
From net realized gain on investments
Initial Class	—	(409)
Service Class	—	(373)
From tax return of capital
Initial Class	(4,147)	(230)
Service Class	(3,693)	(211)
Total distributions declared to shareholders	$(91,403)	$(5,000)
Change in net assets from fund share transactions	$91,403	$5,005,000
Total change in net assets	$(1,739,597)	$5,037,970
Net assets
At beginning of period	5,037,970	—
At end of period	$3,298,373	$5,037,970

(c)	For the period from the commencement of the fund’s investment operations, December 18, 2007, through the stated period end.

See Notes to Financial Statements

12

FINANCIAL STATEMENTS  |  FINANCIAL HIGHLIGHTS

The financial highlights table is intended to help you understand the fund’s financial performance for the past 5 years (or life of a particular share class, if shorter). Certain information reflects financial results for a single fund share. The total returns in the table represent the rate by which an investor would have earned (or lost) on an investment in the fund share class (assuming reinvestment of all distributions) held for the entire period.

Initial Class	Years ended 12/31
	2008	2007 (c)
Net asset value, beginning of period	$10.07	$10.00
Income (loss) from investment operations
Net investment income (d)	$0.18	$0.01
Net realized and unrealized gain (loss) on investments	(3.66)	0.07
Total from investment operations	$(3.48)	$0.08
Less distributions declared to shareholders
From net investment income	$(0.17)	$(0.01)
From net realized gain on investments	—	(0.00	)(w)
From tax return of capital	(0.02)	(0.00	)(w)
Total distributions declared to shareholders	$(0.19)	$(0.01)
Net asset value, end of period	$6.40	$10.07
Total return (%) (k)(r)(s)	(34.44)	0.80	(n)
Ratios (%) (to average net assets) and Supplemental data:
Expenses before expense reductions (f)	2.79	10.80	(a)
Expenses after expense reductions (f)	0.60	0.60	(a)
Net investment income	2.10	2.22	(a)
Portfolio turnover	49	0
Net assets at end of period (000 Omitted)	$1,651	$2,519

See Notes to Financial Statements

13

Financial Highlights – continued

Service Class	Years ended 12/31
	2008	2007 (c)
Net asset value, beginning of period	$10.07	$10.00
Income (loss) from investment operations
Net investment income (d)	$0.16	$0.01
Net realized and unrealized gain (loss) on investments	(3.66)	0.07
Total from investment operations	$(3.50)	$0.08
Less distributions declared to shareholders
From net investment income	$(0.16)	$(0.01)
From net realized gain on investments	—	(0.00	)(w)
From tax return of capital	(0.01)	(0.00	)(w)
Total distributions declared to shareholders	$(0.17)	$(0.01)
Net asset value, end of period	$6.40	$10.07
Total return (%) (k)(r)(s)	(34.66)	0.80	(n)
Ratios (%) (to average net assets) and Supplemental data:
Expenses before expense reductions (f)	3.04	11.05	(a)
Expenses after expense reductions (f)	0.85	0.85	(a)
Net investment income	1.85	1.97	(a)
Portfolio turnover	49	0
Net assets at end of period (000 Omitted)	$1,647	$2,519

(a)	Annualized.

(c)	For the period from the commencement of the fund’s investment operations, December 18, 2007, through the stated period end.

(d)	Per share data is based on average shares outstanding.

(f)	Ratios do not reflect reductions from fees paid indirectly, if applicable.

(k)	The total return does not reflect expenses that apply to separate accounts. Inclusion of these charges would reduce the total return figures for all periods shown.

(n)	Not annualized.

(r)	Certain expenses have been reduced without which performance would have been lower.

(s)	From time to time the fund may receive proceeds from litigation settlements, without which performance would be lower.

(w)	Per share amount was less than $0.01.

See Notes to Financial Statements

14

NOTES TO FINANCIAL STATEMENTS

(1)	Business and Organization

MFS Blended Research Value Portfolio (the fund) is a series of MFS Variable Insurance Trust II (the trust). The trust is organized as a Massachusetts business trust and is registered under the Investment Company Act of 1940, as amended, as an open-end management investment company. The shares of the fund are sold to variable accounts established by insurance companies to fund benefits under variable contracts issued by such companies, and qualified retirement and pension plans.

(2)	Significant Accounting Policies

General – The preparation of financial statements in conformity with U.S. generally accepted accounting principles requires management to make estimates and assumptions that affect the reported amounts of assets and liabilities, and disclosure of contingent assets and liabilities at the date of the financial statements and the reported amounts of revenues and expenses during the reporting period. Actual results could differ from those estimates. The fund can invest in foreign securities, including securities of emerging market issuers. Investments in foreign securities are vulnerable to the effects of changes in the relative values of the local currency and the U.S. dollar and to the effects of changes in each country’s legal, political, and economic environment. The markets of emerging markets countries are generally more volatile than the markets of developed countries with more mature economies. All of the risks of investing in foreign securities previously described are heightened when investing in emerging markets countries.

In March 2008, FASB Statement No. 161, Disclosures about Derivative Instruments and Hedging Activities (the “Standard”) was issued, and is effective for financial statements issued for fiscal years and interim periods beginning after November 15, 2008. This Standard provides enhanced disclosures about the fund’s use of and accounting for derivative instruments and the effect of derivative instruments on the fund’s results of operations and financial position. Management is evaluating the application of the Standard to the fund, and has not at this time determined the impact, if any, resulting from the adoption of this Standard on the fund’s financial statements.

FASB Staff Position (FSP) 133-1 was implemented during the period. FSP 133-1 amends FAS 133 to require sellers of credit derivatives to make disclosures that will enable financial statement users to assess the potential effects of those credit derivatives on an entity’s financial position, financial performance and cash flows. There was no impact from implementing FSP 133-1 as the fund did not hold any of these credit derivatives at period end.

Investment Valuations – Equity securities, including restricted equity securities, are generally valued at the last sale or official closing price as reported by a third party pricing service on the market or exchange on which they are primarily traded. For securities for which there were no sales reported that day, equity securities are generally valued at the last quoted daily bid quotation as reported by a third party pricing service on the market or exchange on which they are primarily traded. For securities held short for which there were no sales reported for the day, the position is generally valued at the last quoted daily ask quotation as reported by a third party pricing service on the market or exchange on which such securities are primarily traded. Short-term instruments with a maturity at issuance of 60 days or less may be valued at amortized cost, which approximates market value. Securities and other assets generally valued on the basis of information from a third party pricing service may also be valued at a broker-dealer bid quotation. Values obtained from pricing services can utilize both dealer-supplied valuations and electronic data processing techniques, which take into account factors such as institutional-size trading in similar groups of securities, yield, quality, coupon rate, maturity, type of issue, trading characteristics, and other market data. The values of foreign securities and other assets and liabilities expressed in foreign currencies are converted to U.S. dollars using the mean of bid and asked prices for rates reported by a third party pricing service.

The Board of Trustees has delegated primary responsibility for determining or causing to be determined the value of the fund’s investments (including any fair valuation) to the adviser pursuant to valuation policies and procedures approved by the Board. If the adviser determines that reliable market quotations are not readily available, investments are valued at fair value as determined in good faith by the adviser in accordance with such procedures under the oversight of the Board of Trustees. Under the fund’s valuation policies and procedures, market quotations are not considered to be readily available for most types of debt instruments and floating rate loans and many types of derivatives. These investments are generally valued at fair value based on information from third party pricing services. In addition, investments may be valued at fair value if the adviser determines that an investment’s value has been materially affected by events occurring after the close of the exchange or market on which the investment is principally traded (such as foreign exchange or market) and prior to the determination of the fund’s net asset value, or after the halting of trading of a specific security where trading does not resume prior to the close of the exchange or market on which the security is principally traded. Events that occur on a frequent basis after foreign markets close (such as developments in foreign markets and significant movements in the U.S. markets) and prior to the determination of the fund’s net asset value may be deemed to have a material affect on the value of securities traded in foreign markets. Accordingly, the fund’s foreign equity securities may often be valued at fair value. The adviser may rely on third party pricing services or other information (such as the correlation with price movements of similar securities in the same or other markets; the type, cost and investment characteristics of the security; the business and financial condition of the issuer; and

15

Notes to Financial Statements – continued

trading and other market data) to assist in determining whether to fair value and at what value to fair value an investment. The value of an investment for purposes of calculating the fund’s net asset value can differ depending on the source and method used to determine value. When fair valuation is used, the value of investments used to determine the fund’s net asset value may differ from quoted or published prices for the same investments.

The fund adopted FASB Statement No. 157, Fair Value Measurements (the “Statement”). This Statement provides a single definition of fair value, a hierarchy for measuring fair value and expanded disclosures about fair value measurements.

Various inputs are used in determining the value of the fund’s assets or liabilities carried at market value. These inputs are categorized into three broad levels. Level 1 includes quoted prices in active markets for identical assets or liabilities. Level 2 includes other significant observable market-based inputs (including quoted prices for similar securities, interest rates, prepayment speed, and credit risk). Level 3 includes unobservable inputs, which may include the adviser’s own assumptions in determining the fair value of investments. Other financial instruments are derivative instruments not reflected in total investments, such as futures, forwards, swap contracts and written options. The following is a summary of the levels used as of December 31, 2008 in valuing the fund’s assets or liabilities carried at market value:

	Level 1	Level 2	Level 3	Total
Investments in Securities	$3,228,521	$95,000	$—	$3,323,521
Other Financial Instruments	$—	$—	$—	$—

Repurchase Agreements – The fund may enter into repurchase agreements with approved counterparties. Each repurchase agreement is recorded at cost. The fund requires that the securities collateral in a repurchase transaction be transferred to a custodian. The fund monitors, on a daily basis, the value of the collateral to ensure that its value, including accrued interest, is greater than amounts owed to the fund under each such repurchase agreement. The fund and other funds managed by Massachusetts Financial Services Company (MFS), may utilize a joint trading account for the purpose of entering into one or more repurchase agreements.

Indemnifications – Under the fund’s organizational documents, its officers and trustees may be indemnified against certain liabilities and expenses arising out of the performance of their duties to the fund. Additionally, in the normal course of business, the fund enters into agreements with service providers that may contain indemnification clauses. The fund’s maximum exposure under these agreements is unknown as this would involve future claims that may be made against the fund that have not yet occurred.

Investment Transactions and Income – Investment transactions are recorded on the trade date. Interest income is recorded on the accrual basis. All premium and discount is amortized or accreted for financial statement purposes in accordance with U.S. generally accepted accounting principles. Dividends received in cash are recorded on the ex-dividend date. Certain dividends from foreign securities will be recorded when the fund is informed of the dividend if such information is obtained subsequent to the ex-dividend date. Dividend and interest payments received in additional securities are recorded on the ex-dividend or ex-interest date in an amount equal to the value of the security on such date.

The fund may receive proceeds from litigation settlements. Any proceeds received from litigation involving portfolio holdings are reflected in the Statement of Operations in realized gain/loss if the security has been disposed of by the fund or in unrealized gain/loss if the security is still held by the fund. Any other proceeds from litigation not related to portfolio holdings are reflected as other income in the Statement of Operations.

Fees Paid Indirectly – The fund’s custody fee may be reduced according to an arrangement that measures the value of cash deposited with the custodian by the fund. This amount, for the year ended December 31, 2008, is shown as a reduction of total expenses on the Statement of Operations.

Tax Matters and Distributions – The fund intends to qualify as a regulated investment company, as defined under Subchapter M of the Internal Revenue Code, and to distribute all of its taxable income, including realized capital gains. As a result, no provision for federal income tax is required. The fund’s federal tax return for the prior fiscal year remains subject to examination by the Internal Revenue Service. Foreign taxes, if any, have been accrued by the fund in the accompanying financial statements.

Distributions to shareholders are recorded on the ex-dividend date. Income and capital gain distributions are determined in accordance with income tax regulations, which may differ from U.S. generally accepted accounting principles. Certain capital accounts in the financial statements are periodically adjusted for permanent differences in order to reflect their tax character. These adjustments have no impact on net assets or net asset value per share. Temporary differences which arise from recognizing certain items of income, expense, gain or loss in different periods for financial statement and tax purposes will reverse at some time in the future. Distributions in excess of net investment income or net realized gains are temporary overdistributions for financial statement purposes resulting from differences in the recognition or classification of income or distributions for financial statement and tax purposes.

16

Notes to Financial Statements – continued

Book/tax differences primarily relate to wash sale loss deferrals.

The tax character of distributions declared to shareholders for the last two fiscal years is as follows:

	12/31/08	12/31/07 (c)
Ordinary income (including any short-term capital gains)	$83,563	$3,777
Long-term capital gain	—	782
	$83,563	$4,559
Tax return of capital (b)	7,840	441
Total distributions	$91,403	$5,000

(b)	Distributions in excess of tax basis earnings and profits are reported in the financial statements as a tax return of capital.

(c)	For the period from the commencement of the fund’s investment operations, December 18, 2007, through the stated period end.

The federal tax cost and the tax basis components of distributable earnings were as follows:

As of 12/31/08
Cost of investments	$4,566,995
Gross appreciation	26,087
Gross depreciation	(1,269,561)
Net unrealized appreciation (depreciation)	$(1,243,474)
Capital loss carryforwards	(387,449)
Post-October capital loss deferral	(158,826)

As of December 31, 2008 the fund had capital loss carryforwards available to offset future realized gains. Such losses expire as follows:

12/31/16	$(387,449)

Multiple Classes of Shares of Beneficial Interest – The fund offers multiple classes of shares, which differ in their respective distribution fees. The fund’s income, realized and unrealized gain (loss), and common expenses are allocated to shareholders based on the daily net assets of each class. Dividends are declared separately for each class. Differences in per share dividend rates are generally due to differences in separate class expenses.

(3)	Transactions with Affiliates

Investment Adviser – The fund has an investment advisory agreement with MFS to provide overall investment management and related administrative services and facilities to the fund. The management fee is computed daily and paid monthly at an annual rate of 0.60% of the fund’s average daily net assets.

The investment adviser has agreed in writing to pay a portion of the fund’s total annual operating expenses, exclusive of interest, taxes, extraordinary expenses, brokerage and transaction costs and investment-related expenses, such that the total annual operating expenses of the fund do not exceed 0.60% for the Initial Class shares and 0.85% for the Service Class shares, based on the average daily net assets of each share class. This written agreement will continue until April 30, 2010. For the year ended December 31, 2008, this reduction amounted to $92,802 and is reflected as a reduction of total expenses in the Statements of Operations.

Distributor – MFS Fund Distributors, Inc. (MFD), a wholly-owned subsidiary of MFS, is the distributor of shares of the fund. The Trustees have adopted a distribution plan for the Service Class shares pursuant to Rule 12b-1 under the Investment Company Act of 1940.

The fund’s distribution plan provides that the fund will pay MFD distribution fees equal to 0.25% per annum of its average daily net assets attributable to Service Class shares as partial consideration for services performed and expenses incurred by MFD and financial intermediaries in connection with the sale and distribution of the Service Class shares and the sale and distribution of the variable annuity or variable life insurance contracts investing indirectly in Service class shares. MFD may subsequently pay all, or a portion, of the distribution fees to financial intermediaries.

Shareholder Servicing Agent – MFS Service Center, Inc. (MFSC), a wholly-owned subsidiary of MFS, has contracted to provide transfer agent and recordkeeping functions in connection with the issuance, transfer, and redemption of each class of shares of the fund under a Shareholder Servicing Agent Agreement. During the year ended December 31, 2008, the fund did not pay MFSC a fee for this service.

Administrator – MFS provides certain financial, legal, shareholder communications, compliance, and other administrative services to the fund. Under an administrative services agreement, the fund partially reimburses MFS the costs incurred to provide these services. The fund is charged an annual fixed amount of $10,000 plus a fee based on average daily net assets.

17

Notes to Financial Statements – continued

The administrative services fee incurred for the year ended December 31, 2008 was equivalent to an annual effective rate of 0.2361% of the fund’s average daily net assets.

Trustees’ and Officers’ Compensation – The fund pays compensation to trustees in the form of a retainer, attendance fees, and additional compensation to the Board chairperson. The fund does not pay compensation directly to officers of the fund who are also officers of the investment adviser, all of whom receive remuneration for their services to the fund from MFS. Certain officers of the fund are officers or directors of MFS, MFD, and MFSC.

Other – This fund and certain other MFS funds (the funds) have entered into services agreements (the Agreements) which provide for payment of fees by the funds to Tarantino LLC and Griffin Compliance LLC in return for the provision of services of an Independent Chief Compliance Officer (ICCO) and Assistant ICCO, respectively, for the funds. The ICCO and Assistant ICCO are officers of the funds and the sole members of Tarantino LLC and Griffin Compliance LLC, respectively. The funds can terminate the Agreements with Tarantino LLC and Griffin Compliance LLC at any time under the terms of the Agreements. MFS has agreed to bear all expenses associated with office space, other administrative support, and supplies provided to the ICCO and Assistant ICCO. For the year ended December 31, 2008, the aggregate fees paid by the fund to Tarantino LLC and Griffin Compliance LLC were $43 and are included in miscellaneous expense on the Statement of Operations.

On December 18, 2007, MFS purchased 250,000 shares of both the Initial Class and Service Class for an aggregate amount of $5,000,000. At December 31, 2008 MFS was the sole shareholder of both classes.

(4)	Portfolio Securities

Purchases and sales of investments, other than U.S. Government securities, purchased option transactions, and short-term obligations, aggregated $2,184,972 and $2,076,348, respectively.

(5)	Shares of Beneficial Interest

The fund’s Declaration of Trust permits the Trustees to issue an unlimited number of full and fractional shares of beneficial interest. Transactions in fund shares were as follows:

	Year ended 12/31/08		Period ended 12/31/07 (c)
	Shares	Amount	Shares	Amount
Shares sold
Initial Class	—	$—	250,000	$2,500,000
Service Class	—	—	250,000	2,500,000
	—	$—	500,000	$5,000,000
Shares issued to shareholders in reinvestment of distributions
Initial Class	7,901	$48,350	259	$2,612
Service Class	7,023	43,053	237	2,388
	14,924	$91,403	496	$5,000
Net change
Initial Class	7,901	$48,350	250,259	$2,502,612
Service Class	7,023	43,053	250,237	2,502,388
	14,924	$91,403	500,496	$5,005,000

(c)	For the period from the commencement of the fund’s investment operations, December 18, 2007, through the stated period end.

(6)	Line of Credit

The fund and other funds managed by MFS participate in a $1 billion unsecured committed line of credit provided by a syndication of banks under a credit agreement. In addition, the fund and other funds managed by MFS have established uncommitted borrowing arrangements with certain banks. Borrowings may be made for temporary financing needs. Interest is charged to each fund, based on its borrowings, generally at a rate equal to the Federal Reserve funds rate plus 0.30%. In addition, a commitment fee, based on the average daily, unused portion of the committed line of credit, is allocated among the participating funds at the end of each calendar quarter. For the year ended December 31, 2008, the fund’s commitment fee and interest expense were $16 and $0, respectively, and are included in miscellaneous expense on the Statement of Operations.

18

REPORT OF INDEPENDENT REGISTERED PUBLIC ACCOUNTING FIRM

To the Board of Trustees of MFS Variable Insurance Trust II and the Shareholders of

MFS Blended Research Value Portfolio:

We have audited the accompanying statement of assets and liabilities, including the portfolio of investments, of MFS Blended Research Value Portfolio (the “Fund”) (one of the portfolios comprising MFS Variable Insurance Trust II) as of December 31, 2008, and the related statement of operations for the year then ended, the statements of changes in net assets and the financial highlights for the year then ended and for the period from December 18, 2007 (commencement of operations) through December 31, 2007. These financial statements and financial highlights are the responsibility of the Fund’s management. Our responsibility is to express an opinion on these financial statements and financial highlights based on our audits.

We conducted our audits in accordance with the standards of the Public Company Accounting Oversight Board (United States). Those standards require that we plan and perform the audit to obtain reasonable assurance about whether the financial statements and financial highlights are free of material misstatement. The Fund is not required to have, nor were we engaged to perform, an audit of its internal control over financial reporting. Our audits included consideration of internal control over financial reporting as a basis for designing audit procedures that are appropriate in the circumstances, but not for the purpose of expressing an opinion on the effectiveness of the Fund’s internal control over financial reporting. Accordingly, we express no such opinion. An audit also includes examining, on a test basis, evidence supporting the amounts and disclosures in the financial statements, assessing the accounting principles used and significant estimates made by management, as well as evaluating the overall financial statement presentation. Our procedures included confirmation of securities owned as of December 31, 2008, by correspondence with the custodian and brokers. We believe that our audits provide a reasonable basis for our opinion.

In our opinion, the financial statements and financial highlights referred to above present fairly, in all material respects, the financial position of MFS Blended Research Value Portfolio as of December 31, 2008, the results of its operations for the year ended, the changes in its net assets and the financial highlights for the year then ended and for the period from December 18, 2007 (commencement of operations) through December 31, 2007, in conformity with accounting principles generally accepted in the United States of America.

DELOITTE & TOUCHE LLP

Boston, Massachusetts

February 17, 2009

19

TRUSTEES AND OFFICERS – IDENTIFICATION AND BACKGROUND

The Trustees and officers of the Trust, as of February 1, 2009, are listed below, together with their principal occupations during the past five years. (Their titles may have varied during that period.) The address of each Trustee and officer is 500 Boylston Street, Boston, Massachusetts 02116.

Name, Date of Birth	Position(s) Held with Fund	Trustee/Officer Since (1)	Principal Occupations During the Past Five Years and Other Directorships (2)
INTERESTED TRUSTEE
David D. Horn (3) (born 6/07/41)	Trustee	April 1986	Private investor; Sun Life Assurance Company of Canada, Senior Vice President and General Manager for the United States (until 1997); Director (until March 2004)

INDEPENDENT TRUSTEES
J. Kermit Birchfield (born 1/08/40)	Chairman	May 1997	Consultant; Century Partners, Inc. (investments), Director; Displaytech, Inc. (technology), Director; Dessin Fournir LLC (furniture manufacturer), Director (2005 to present); Intermountain Gas Company, Inc. & Intermountain Industries, Inc. (oil & gas exploration and production), Director; Site Watch LLC (software to monitor oil tanks), Managing Director (2006 to present); Juridica Investments (fund investing in judicial matters), Director (2007 to present); HPSC, Inc. (medical financing), Director (until January 2004)

Robert C. Bishop (born 1/13/43)	Trustee	May 2001	AutoImmune, Inc. (pharmaceutical product development), Chairman, President and Chief Executive Officer; Caliper Life Sciences Corp. (laboratory analytical instruments), Director; Millipore Corporation (purification/filtration products), Director; Waterstreet Capital (leverage buyouts), Advisory Board (August 2006 to present); Optobionics Corporation (ophthalmic devices), Director (2002 to 2007)

Frederick H. Dulles (born 3/12/42)	Trustee	May 2001	Ten State International Law PLLC (law firm), Of Counsel (since 2006); Prudential Carolina Real Estate, (real estate), Broker (since 2006); Free Enterprise Foundation, Inc. (research institute), Director & Secretary (until 2008); Disher, Hamrick & Myers Residential, Inc. (real estate) Broker (2005 until 2006); Frederick H. Dulles law practice (until 2006); Ten State Street LLP (law firm), Member (until 2005)

Marcia A. Kean (born 6/30/48)	Trustee	April 2005	Feinstein Kean Healthcare (consulting), Chief Executive Officer

Ronald G. Steinhart (born 6/15/40)	Trustee	May 2001	Private investor; Penske Automotive Group (automotive retailer), Director; Animal Health International, Inc. (animal health products), Director (since 2007); Texas Industries (concrete/aggregates/cement), Director (since 2007); Penson Worldwide, Inc. (securities clearance), Director (since 2006); Carreker Corporation (technology consulting) Director (until 2005); Prentiss Properties Trust (real estate investment trust), Director (until 2006)

Haviland Wright (born 7/21/48)	Trustee	May 2001	Profitability of Hawaii (software), Chief Development Officer (since December 2008); Elixir Technologies Corporation (software) Director (since 2005); Nano Loa Inc. (liquid crystal displays), Director

TRUSTEE EMERITUS
Samuel Adams (born 10/19/25)	Trustee Emeritus		Retired; K&L Gates LLP (law firm), Of Counsel

OFFICERS
Maria F. Dwyer (4) (born 12/01/58)	President	November 2005	Massachusetts Financial Services Company, Executive Vice President and Chief Regulatory Officer (since March 2004) Chief Compliance Officer (since December 2006); Fidelity Management & Research Company, Vice President (prior to March 2004); Fidelity Group of Funds, President and Treasurer (until March 2004)

Christopher R. Bohane (4) (born 1/18/74)	Assistant Secretary and Assistant Clerk	July 2005	Massachusetts Financial Services Company, Vice President and Senior Counsel

John M. Corcoran (4) (born 4/13/65)	Treasurer	October 2008	Massachusetts Financial Services Company, Senior Vice President (since October 2008); State Street Bank and Trust (financial services provider), Senior Vice President, (until September 2008)

Ethan D. Corey (4) (born 11/21/63)	Assistant Secretary and Assistant Clerk	July 2005	Massachusetts Financial Services Company, Senior Vice President and Associate General Counsel (since 2004); Dechert LLP (law firm), Counsel (prior to December 2004)

David L. DiLorenzo (4) (born 8/10/68)	Assistant Treasurer	July 2005	Massachusetts Financial Services Company, Vice President (since June 2005); JP Morgan Investor Services, Vice President (until June 2005)

Timothy M. Fagan (4) (born 7/10/68)	Assistant Secretary and Assistant Clerk	September 2005	Massachusetts Financial Services Company, Vice President and Senior Counsel (since September 2005); John Hancock Advisers, LLC, Vice President, Senior Attorney and Chief Compliance Officer (until August 2005)

20

Trustees and Officers – continued

Name, Date of Birth	Position(s) Held with Fund	Trustee/Officer Since (1)	Principal Occupations During the Past Five Years and Other Directorships (2)
Mark D. Fischer (4) (born 10/27/70)	Assistant Treasurer	July 2005	Massachusetts Financial Services Company, Vice President (since May 2005); JP Morgan Investment Management Company, Vice President (until May 2005)

Robyn L. Griffin (born 7/04/75)	Assistant Independent Chief Compliance Officer	August 2008	Griffin Compliance LLC (provider of compliance services), Principal (since August 2008); State Street Corporation (financial services provider), Mutual Fund Administration Assistant Vice President (October 2006 – July 2008); Liberty Mutual Group (insurance), Personal Market Assistant Controller (April 2006 – October 2006); Deloitte & Touche LLP (professional services firm), Senior Manager (prior to April 2006)

Brian E. Langenfeld (4) (born 3/07/73)	Assistant Secretary and Assistant Clerk	May 2006	Massachusetts Financial Services Company, Vice President and Senior Counsel (since May 2006); John Hancock Advisers, LLC, Assistant Vice President and Counsel (until April 2006)

Ellen Moynihan (4) (born 11/13/57)	Assistant Treasurer	May 1997	Massachusetts Financial Services Company, Senior Vice President

Susan S. Newton (4) (born 3/07/50)	Assistant Secretary and Assistant Clerk	May 2005	Massachusetts Financial Services Company, Senior Vice President and Associate General Counsel (since April 2005); John Hancock Advisers, LLC, Senior Vice President, Secretary and Chief Legal Officer (until April 2005)

Susan A. Pereira (4) (born 11/05/70)	Assistant Secretary and Assistant Clerk	July 2005	Massachusetts Financial Services Company, Vice President and Senior Counsel (since June 2004); Bingham McCutchen LLP (law firm), Associate (until June 2004)

Mark N. Polebaum (4) (born 5/01/52)	Secretary and Clerk	February 2006	Massachusetts Financial Services Company, Executive Vice President, General Counsel and Secretary (since January 2006); Wilmer Cutler Pickering Hale and Dorr LLP (law firm), Partner (until January 2006)

Frank L. Tarantino (born 3/07/44)	Independent Chief Compliance Officer	September 2004	Tarantino LLC (provider of compliance services), Principal (since June 2004); CRA Business Strategies Group (consulting services), Executive Vice President (until June 2004)

Richard S. Weitzel (4) (born 7/16/70)	Assistant Secretary and Assistant Clerk	October 2007	Massachusetts Financial Services Company, Vice President and Assistant General Counsel (since 2004); Massachusetts Department of Business and Technology, General Counsel (until April 2004)

James O. Yost (4) (born 6/12/60)	Assistant Treasurer	April 1992	Massachusetts Financial Services Company, Senior Vice President

(1)	Date first appointed to serve as Trustee/Officer of an MFS fund or a Compass variable account. Each Trustee has served continuously since appointment.

(2)	Directorships or trusteeships of companies required to report to the Securities and Exchange Commission (i.e., “public companies”).

(3)	“Interested person” of the Trust, within the meaning of the Investment Company Act of 1940 (referred to as the 1940 Act), which is the principal federal law governing investment companies like the Trust, as a result of position with Sun Life of Canada (U.S.). The address of Sun Life of Canada (U.S.) is One Sun Life Executive Park, Wellesley Hills, Massachusetts 02481.

(4)	“Interested person” of MFS within the meaning of the 1940 Act. The address of MFS is 500 Boylston Street, Boston, Massachusetts 02116.

The Trust does not hold annual meetings for the purpose of electing Trustees, and Trustees are not elected for fixed terms. Each Trustee and officer holds office until his or her successor is chosen and qualified, or until his or her earlier death, resignation, retirement or removal.

All Trustees currently serve as Trustees of the Trust and have served in that capacity since originally elected or appointed. All of the Trustees are also Managers of the Compass Variable Accounts. The executive officers of the Trust hold similar offices for the Compass Variable Accounts and other funds in the MFS fund complex. As of January 1, 2009, each Trustee serves as a Trustee or Manager of 35 Accounts/Funds.

The Statement of Additional Information contains further information about the Trustees and is available without charge upon request by calling 1-800-752-7215.

Investment Adviser Massachusetts Financial Services Company 500 Boylston Street, Boston, MA 02116-3741	Custodian State Street Bank and Trust 1 Lincoln Street, Boston, MA 02111-2900
Distributor MFS Fund Distributors, Inc. 500 Boylston Street, Boston, MA 02116-3741	Independent Registered Public Accounting Firm Deloitte & Touche LLP 200 Berkeley Street, Boston, MA 02116
Portfolio Manager Jonathan Sage

21

BOARD REVIEW OF INVESTMENT ADVISORY AGREEMENT

A discussion regarding the Board’s most recent review and renewal of the fund’s Investment Advisory Agreement with MFS is available by clicking on the fund’s name under “Variable Insurance Portfolios – VIT II” in the “Products and Performance” section of the MFS Web site (mfs.com).

PROXY VOTING POLICIES AND INFORMATION

A general description of the MFS funds’ proxy voting policies and procedures is available without charge, upon request, by calling
1-800-225-2606, by visiting the Proxy Voting section of mfs.com or by visiting the SEC’s Web site at http://www.sec.gov.

Information regarding how the fund voted proxies relating to portfolio securities during the most recent twelve-month period ended June 30 is available without charge by visiting the Proxy Voting section of mfs.com or by visiting the SEC’s Web site at http://www.sec.gov.

QUARTERLY PORTFOLIO DISCLOSURE

The fund will file a complete schedule of portfolio holdings with the Securities and Exchange Commission (the Commission) for the first and third quarters of each fiscal year on Form N-Q. The fund’s Form N-Q may be reviewed and copied at the:

Public Reference Room

Securities and Exchange Commission

100 F Street, NE, Room 1580

Washington, D.C. 20549

Information on the operation of the Public Reference Room may be obtained by calling the Commission at 1-800-SEC-0330. The fund’s Form N-Q is available on the EDGAR database on the Commission’s Internet Web site at http://www.sec.gov, and copies of this information may be obtained, upon payment of a duplicating fee, by electronic request at the following e-mail address: publicinfo@sec.gov or by writing the Public Reference Section at the above address.

22

MFS® PRIVACY NOTICE

Privacy is a concern for every investor today. At MFS Investment Management® and the MFS funds, we take this concern very seriously. We want you to understand our policies about the investment products and services that we offer, and how we protect the nonpublic personal information of investors who have a direct relationship with us and our wholly owned subsidiaries.

Throughout our business relationship, you provide us with personal information. We maintain information and records about you, your investments, and the services you use. Examples of the nonpublic personal information we maintain include

•	data from investment applications and other forms
•	share balances and transactional history with us, our affiliates, or others
•	facts from a consumer reporting agency

We do not disclose any nonpublic personal information about our customers or former customers to anyone, except as permitted by law. We may share nonpublic personal information with third parties or certain of our affiliates in connection with servicing your account or processing your transactions. We may share information with companies or financial institutions that perform marketing services on our behalf or with other financial institutions with which we have joint marketing arrangements, subject to any legal requirements.

Authorization to access your nonpublic personal information is limited to appropriate personnel who provide products, services, or information to you. We maintain physical, electronic, and procedural safeguards to help protect the personal information we collect about you.

If you have any questions about the MFS privacy policy, please call 1-800-225-2606 any business day between 8 a.m. and 8 p.m. Eastern time.

Note: If you own MFS products or receive MFS services in the name of a third party such as a bank or broker-dealer, their privacy policy may apply to you instead of ours.

23

MFS INVESTMENT MANAGEMENT

MFS® Global Growth Portfolio

MFS® Variable Insurance Trust II

Annual report

12/31/08

WGO-ANN

MFS® GLOBAL GROWTH PORTFOLIO

The report is prepared for the general information of contract owners. It is authorized for distribution to prospective investors only when preceded or accompanied by a current prospectus.

NOT FDIC INSURED • MAY LOSE VALUE • NO BANK GUARANTEE • NOT A DEPOSIT • NOT INSURED BY ANY FEDERAL GOVERNMENT AGENCY OR NCUA/NCUSIF

LETTER FROM THE CEO

Dear Contract Owners:

The market downturns and economic setbacks of late probably rank among the worst financial declines most of us have experienced. Inevitably, people may be questioning their commitment to investing. Still, it is important to remember that downturns are an inescapable part of the business cycle. Such troughs have been seen before, and if we can use history as a guide, market recoveries typically have followed.

Recent events have clearly shown us the value of certain types of investments. In this environment, two of the hallmarks of mutual funds — transparency and liquidity — have become critically important. Unlike some other types of investments, the operations of mutual funds are relatively transparent to their shareholders. With their daily redemption feature, mutual funds also generally provide easy, convenient access to one’s money. Through these recent market upheavals, this level of liquidity enhanced the ability of mutual fund investors to respond and modify their investments as they and their advisors saw fit — a flexibility that those in less liquid investments simply did not have at their disposal.

At MFS® we take particular pride in how well mutual funds can serve investors because we invented the mutual fund in the United States. Established in 1924, Massachusetts Investors Trust was the nation’s first fund. Recent market events only reinforce what we have learned through 85 years — that mutual funds provide unique features that are important to investors in any type of market climate.

Respectfully,

Robert J. Manning

Chief Executive Officer and Chief Investment Officer

MFS Investment Management®

February 17, 2009

The opinions expressed in this letter are subject to change, may not be relied upon for investment advice, and no forecasts can be guaranteed.

Before investing, consider the fund’s investment objectives, risks, charges, and expenses. For a prospectus containing this and other information, contact your investment professional or view online. Read it carefully.

MFS Fund Distributors, Inc., 500 Boylston Street, Boston, MA 02116

1

PORTFOLIO COMPOSITION

Portfolio structure

Top ten holdings
Nestle S.A.	2.8%
INPEX Holdings, Inc.	2.5%
TOTAL S.A.	2.4%
Roche Holding AG	2.3%
Telefonica S.A.	1.7%
LVMH Moet Hennessy Louis Vuitton S.A.	1.6%
Novo Nordisk A/S, “B”	1.5%
WPP Group PLC	1.4%
3M Co.	1.4%
Allergan, Inc.	1.3%

Equity sectors
Technology	16.9%
Health Care	13.7%
Consumer Staples	12.1%
Financial Services	9.8%
Basic Materials	9.6%
Retailing	8.4%
Energy	8.2%
Special Products & Services	5.6%
Utilities & Communications	5.1%
Leisure	5.1%
Industrial Goods & Services	4.0%

Country weightings
United States	31.2%
Switzerland	11.3%
Japan	10.2%
France	9.5%
United Kingdom	7.1%
Germany	6.2%
Spain	2.6%
Brazil	2.1%
Australia	1.9%
Other Countries	17.9%

Percentages are based on net assets as of 12/31/08.

The portfolio is actively managed and current holdings may be different.

2

MANAGEMENT REVIEW

Summary of Results

For the twelve months ended December 31, 2008, Initial Class shares of the MFS Global Growth Portfolio (the “fund”) provided a total return of –38.93%, while Service Class shares of the fund provided a total return of –39.07%. These returns compare with a return of –42.71% for the fund’s benchmark, the MSCI All Country World Growth Index. Over the same period, the fund’s other benchmark, the MSCI World Growth Index, generated a return of –40.90%.

Market Environment

The U.S. economy and financial markets experienced significant deterioration and extraordinary volatility over the reporting period. U.S. economic growth slowed significantly, despite the short-term bounce from the second quarter fiscal stimulus. Strong domestic headwinds included accelerated deterioration in the housing market, anemic corporate investment, a rapidly declining job market, and a much tighter credit environment. During the period, a seemingly continuous series of tumultuous financial events hammered markets, including: the distressed sale of failing Bear Stearns to JPMorgan, the conservatorship of Government Sponsored Enterprises (GSEs) Fannie Mae and Freddie Mac, the bankruptcy of investment bank Lehman Brothers, the Federal Reserve Bank’s complex intervention of insurance company American International Group (AIG), the nationalization of several large European banks, the failure of Washington Mutual, and the distressed sale of Wachovia. As a result of this barrage of turbulent news, global equity markets pushed significantly lower and credit markets witnessed the worst dislocation since the beginning of the credit crisis. Though conditions improved towards the end of the period, the state of financial and macroeconomic dislocation remained severe.

While reasonably resilient during the first half of the period, the global economy and financial system increasingly experienced considerable negative spillovers from the U.S. slowdown. Not only did Europe and Japan show obvious signs of economic softening, the more powerful engine of global growth – emerging markets – also displayed weakening dynamics.

During the reporting period, the U.S. Federal Reserve Board cut interest rates aggressively and introduced a multitude of new lending facilities to alleviate ever-tightening credit markets, while the U.S. federal government moved quickly to design and implement a meaningful fiscal stimulus package. Although several other global central banks also cut rates, the dilemma of rising energy and food prices heightened concerns among central bankers that inflationary expectations might become unhinged despite weaker growth. Only later in the reporting period did slowing global growth result in a very precipitous decline in commodity prices, which significantly eased inflation and inflationary expectations. As inflationary concerns diminished in the face of global deleveraging, and equity and credit markets deteriorated more sharply, a coordinated rate cut marked the beginning of much more aggressive easing by the major global central banks.

Contributors to Performance

Relative to the MSCI All Country World Growth Index, stock selection and an underweighted position in the energy sector boosted the fund’s performance. Our investment in French integrated oil company Total was among the top relative contributors.

An overweighting in the consumer staples sector, which outperformed the benchmark over the reporting period, also helped relative returns. Personal hygiene products maker Hengan International Group (Hong Kong) and global food company Nestle (Switzerland) were among the top relative contributors within this sector. Shares of Nestle outpaced the benchmark as the company raised its 2008 annual sales forecast and reiterated its sales goal for 2009. The recent drop in commodity prices also aided the company’s results.

Stock selection and an underweighted position in the industrial goods and services sector were other positive factors in the fund’s relative performance, although no individual stocks within this sector were among the fund’s top contributors.

Elsewhere, our investments in credit card company Visa, electronic products manufacturer Hirose Electric (Japan), medical device manufacturer Synthes (Switzerland), and Swiss pharmaceutical and diagnostic company Roche Holding were among the top contributors over the reporting period. Additionally, our overweighted position in strong-performing biopharmaceutical company Actelion for the majority of the reporting period boosted relative returns. Not owning mining operator Rio Tinto (United Kingdom) for most of the fourth quarter bolstered relative results as the company’s shares experienced a significant decline during that period.

The fund’s cash position was also a contributor to relative performance. The fund holds cash to buy new holdings and to provide liquidity. In a period when equity markets declined, as measured by the fund’s benchmark, holding cash helped performance versus the benchmark, which has no cash position.

During the reporting period, the fund’s currency exposure contributed to relative performance. All of MFS’ investment decisions are driven by the fundamentals of each individual opportunity and as such, it is common for our portfolios to have different currency exposure than the benchmark.

3

Management Review – continued

Detractors from Performance

Stock selection and an overweighted position in the financial services sector were the primary factors detracting from relative performance. The fund’s investments in home financier Housing Development Finance Corp. (India), and banking firms, Erste Group Bank (Austria) and Raiffeisen International Bank Holding (Austria), all adversely impacted relative performance. Shares of Raiffeisen International Bank Holding fell as the company lowered its earnings forecast, subsequent to its decision to reduce lending in the Central and Eastern Europe regions. Additionally, the fund’s holdings of investment management and banking firm UBS(g), which was held in the first half of the reporting period, hindered relative returns as the stock underperformed the benchmark during that time.

Securities in other sectors that held back relative results included natural gas producer Gazprom (Russia), chemical producer Wacker Chemie (g) (Germany), and advertising and marketing firm WPP Group (U.K.). In addition, not owning retail giant Wal-Mart, German automobile manufacturer Volkswagen, and biotechnology firm Amgen also hurt relative performance, as these benchmark holdings outperformed the overall market during the reporting period.

Respectfully,

Jeffrey Constantino	Barry Dargan
Portfolio Manager	Portfolio Manager

Note to Shareholders: Effective July 1, 2008, Jeffrey Constantino became a co-manager of the fund. Previously, the fund was co-managed by Nicholas Smithie.

(g)	Security was not held in the portfolio at period end.

The views expressed in this report are those of the portfolio managers only through the end of the period of the report as stated on the cover and do not necessarily reflect the views of MFS or any other person in the MFS organization. These views are subject to change at any time based on market or other conditions, and MFS disclaims any responsibility to update such views. These views may not be relied upon as investment advice or an indication of trading intent on behalf of any MFS portfolio. References to specific securities are not recommendations of such securities, and may not be representative of any MFS portfolio’s current or future investments.

4

PERFORMANCE SUMMARY THROUGH 12/31/08

The following chart illustrates the historical performance of the fund in comparison to its benchmark(s). Benchmark comparisons are unmanaged; do not reflect any fees or expenses; and cannot be invested in directly. The performance of other share classes will be greater than or less than that of the class depicted below. (See Notes to Performance Summary.)

Performance data shown represents past performance and is no guarantee of future results. Investment return and principal value fluctuate so your units, when sold, may be worth more or less than the original cost; current performance may be lower or higher than quoted. The performance shown does not reflect the deduction of taxes, if any, that a contract holder would pay on fund distributions or the redemption of contract units. The returns for the fund shown also do not reflect the deduction of expenses associated with variable products, such as mortality and expense risk charges, separate account charges, and sales charges imposed by the insurance company separate accounts. Such expenses would reduce the overall returns shown.

Growth of a hypothetical $10,000 investment

Total rates of return through 12/31/08

Average Annual Total Returns

Share class	Class inception date	1-yr	5-yr	10-yr
Initial Class	11/16/93	(38.93)%	0.65%	2.79%
Service Class	8/24/01	(39.07)%	0.41%	2.59%

Comparative Benchmarks

MSCI All Country World Growth Index (f)	(42.71)%	(0.57)%	(1.87)%
MSCI World Growth Index (f)	(40.90)%	(0.84)%	(2.29)%

(f)	Source: FactSet Research Systems Inc.

Benchmark Definitions

MSCI All Country World Growth Index – a market capitalization-weighted index that is designed to measure equity market performance for growth securities in the global developed and emerging markets.

MSCI World Growth Index – a market capitalization-weighted index that is designed to measure equity market performance for growth securities in the global developed markets.

It is not possible to invest directly in an index.

Notes to Performance Summary

Performance for the Service Class includes the performance of the fund’s Initial Class for periods prior to their offering. Because Service Class expenses are higher than those of Initial Class, performance shown for Service Class is higher than it would have been had it been offered for the entire period. Performance has not been adjusted to take into account differences in class specific operating expenses (such as Rule 12b-1 fees). Please see the prospectus for additional information about performance and expenses.

Performance results reflect any applicable expense subsidies and waivers in effect during the periods shown. Without such subsidies and waivers the fund’s performance results would be less favorable. Please see the prospectus for complete details. All results are historical and assume the reinvestment of any dividends and capital gains distributions.

From time to time the fund may receive proceeds from litigation settlements, without which performance would be lower.

5

EXPENSE TABLE

Fund Expenses Borne by the Contract Holders During the Period,

July 1, 2008 through December 31, 2008

As a contract holder of the fund, you incur ongoing costs, including management fees; distribution (12b-1) fees; and other fund expenses. This example is intended to help you understand your ongoing costs (in dollars) of investing in the fund and to compare these costs with the ongoing costs of investing in other mutual funds.

The example is based on an investment of $1,000 invested at the beginning of the period and held for the entire period July 1, 2008 through December 31, 2008.

Actual Expenses

The first line for each share class in the following table provides information about actual account values and actual expenses. You may use the information in this line, together with the amount you invested, to estimate the expenses that you paid over the period. Simply divide your account value by $1,000 (for example, an $8,600 account value divided by $1,000 = 8.6), then multiply the result by the number in the first line under the heading entitled “Expenses Paid During Period” to estimate the expenses you paid on your account during this period.

Hypothetical Example for Comparison Purposes

The second line for each share class in the following table provides information about hypothetical account values and hypothetical expenses based on the fund’s actual expense ratio and an assumed rate of return of 5% per year before expenses, which is not the fund’s actual return. The hypothetical account values and expenses may not be used to estimate the actual ending account balance or expenses you paid for the period. You may use this information to compare the ongoing costs of investing in the fund and other funds. To do so, compare this 5% hypothetical example with the 5% hypothetical examples that appear in the shareholder reports of the other funds.

Please note that the expenses shown in the table are meant to highlight the fund’s ongoing costs only and do not take into account the fees and expenses imposed under the variable contracts through which your investment in the fund is made. Therefore, the second line for each share class in the table is useful in comparing ongoing costs associated with an investment in vehicles (such as the fund) which fund benefits under variable annuity and variable life insurance contracts and to qualified pension and retirement plans only, and will not help you determine the relative total costs of investing in the fund through variable annuity and variable life insurance contracts. If the fees and expenses imposed under the variable contracts were included, your costs would have been higher.

Share Class		Annualized Expense Ratio	Beginning Account Value 7/01/08	Ending Account Value 12/31/08	Expenses Paid During Period (p) 7/01/08-12/31/08
Initial Class	Actual	1.31%	$1,000.00	$669.61	$5.50
	Hypothetical (h)	1.31%	$1,000.00	$1,018.55	$6.65
Service Class	Actual	1.56%	$1,000.00	$668.99	$6.54
	Hypothetical (h)	1.56%	$1,000.00	$1,017.29	$7.91

(h)	5% class return per year before expenses.

(p)	Expenses paid is equal to each class’ annualized expense ratio, as shown above, multiplied by the average account value over the period, multiplied by the number of days in the period, divided by the number of days in the year.

6

PORTFOLIO OF INVESTMENTS – 12/31/08

The Portfolio of Investments is a complete list of all securities owned by your fund. It is categorized by broad-based asset classes.

Issuer	Shares/Par	Value ($)

COMMON STOCKS – 98.5%
Aerospace – 1.1%
United Technologies Corp.	13,670	$732,711

Alcoholic Beverages – 2.1%
Companhia de Bebidas das Americas, ADR	15,040	$666,422
Pernod Ricard S.A.	9,708	719,900

		$1,386,322

Apparel Manufacturers – 5.0%
Compagnie Financiere Richemont S.A.	23,975	$465,464
Li & Fung Ltd.	389,800	667,924
LVMH Moet Hennessy Louis Vuitton S.A.	16,160	1,085,728
NIKE, Inc., “B”	11,630	593,130
Swatch Group Ltd.	3,832	535,275

		$3,347,521

Biotechnology – 2.0%
Actelion Ltd. (a)	10,860	$611,649
Genzyme Corp. (a)	10,820	718,123

		$1,329,772

Broadcasting – 3.5%
Grupo Televisa S.A., ADR	38,510	$575,339
Societe Television Francaise 1	20,938	306,138
Walt Disney Co.	21,370	484,885
WPP Group PLC	164,196	957,138

		$2,323,500

Brokerage & Asset Managers – 3.0%
Daiwa Securities Group, Inc.	95,000	$566,149
Deutsche Boerse AG	9,090	662,046
Julius Baer Holding Ltd.	19,679	757,006

		$1,985,201

Business Services – 4.8%
Accenture Ltd., “A”	25,190	$825,980
Infosys Technologies Ltd., ADR	22,740	558,722
Intertek Group PLC	35,870	406,307
MasterCard, Inc.	3,950	564,574
Visa, Inc.	16,000	839,200

		$3,194,783

Chemicals – 1.4%
3M Co.	15,790	$908,557

Computer Software – 2.8%
Oracle Corp. (a)	47,280	$838,274
SAP AG	16,700	598,513
VeriSign, Inc. (a)	23,700	452,196

		$1,888,983

Computer Software – Systems – 3.6%
Apple, Inc. (a)	6,830	$582,941
EMC Corp. (a)	60,620	634,691
International Business Machines Corp.	7,160	602,586
NTT Data Corp.	144	578,042

		$2,398,260

Issuer	Shares/Par	Value ($)

COMMON STOCKS – continued
Conglomerates – 0.8%
Siemens AG	7,300	$546,773

Consumer Goods & Services – 5.0%
Colgate-Palmolive Co.	6,680	$457,847
Hengan International Group Co. Ltd.	228,000	732,523
Procter & Gamble Co.	12,930	799,333
Reckitt Benckiser Group PLC	19,650	732,049
Shiseido Co. Ltd.	32,000	655,071

		$3,376,823

Containers – 1.2%
Brambles Ltd.	147,850	$768,249

Electrical Equipment – 2.9%
Danaher Corp.	7,830	$443,256
Keyence Corp.	3,200	655,220
Schneider Electric S.A.	11,423	853,257

		$1,951,733

Electronics – 6.5%
Canon, Inc.	14,200	$445,760
Hirose Electric Co. Ltd.	6,200	625,959
Hoya Corp.	21,900	380,443
Intel Corp.	38,800	568,808
National Semiconductor Corp.	45,500	458,185
Royal Philips Electronics N.V.	19,960	388,202
Samsung Electronics Co. Ltd.	2,142	777,798
Taiwan Semiconductor Manufacturing Co. Ltd., ADR	92,446	730,323

		$4,375,478

Energy – Independent – 2.5%
INPEX Holdings, Inc.	215	$1,698,619

Energy – Integrated – 4.4%
OAO Gazprom, ADR	41,790	$595,508
Petroleo Brasileiro S.A., ADR	30,120	737,639
TOTAL S.A.	30,040	1,637,711

		$2,970,858

Food & Beverages – 5.0%
Groupe Danone	11,390	$687,443
Nestle S.A.	47,288	1,863,742
PepsiCo, Inc.	15,080	825,932

		$3,377,117

Food & Drug Stores – 2.0%
CVS Caremark Corp.	27,540	$791,500
Tesco PLC	108,079	563,082

		$1,354,582

Gaming & Lodging – 0.5%
International Game Technology	28,680	$341,005

Insurance – 0.8%
QBE Insurance Group Ltd.	27,410	$498,248

7

Portfolio of Investments – continued

Issuer	Shares/Par	Value ($)

COMMON STOCKS – continued
Internet – 1.1%
Google, Inc., “A” (a)	2,400	$738,360

Major Banks – 4.4%
Bank of New York Mellon Corp.	16,260	$460,646
Erste Bank der oesterreichischen Sparkassen AG	33,530	786,025
HSBC Holdings PLC	55,489	531,098
Raiffeisen International Bank Holding AG	20	560
Standard Chartered PLC	49,394	631,419
State Street Corp.	13,000	511,290

		$2,921,038

Medical Equipment – 4.6%
Essilor International S.A.	8,820	$413,835
Medtronic, Inc.	20,980	659,192
Sonova Holding AG	7,660	462,120
Synthes, Inc.	5,070	640,879
Waters Corp. (a)	7,490	274,509
Zimmer Holdings, Inc. (a)	16,020	647,528

		$3,098,063

Metals & Mining – 1.4%
BHP Billiton PLC	27,690	$521,593
Rio Tinto Ltd.	20,170	437,020

		$958,613

Network & Telecom – 2.9%
Cisco Systems, Inc. (a)	46,240	$753,712
Nokia Oyj	46,980	728,328
Research in Motion Ltd. (a)	11,430	463,829

		$1,945,869

Oil Services – 1.3%
Halliburton Co.	22,790	$414,322
Schlumberger Ltd.	10,700	452,931

		$867,253

Other Banks & Diversified Financials – 1.6%
Aeon Credit Service Co. Ltd.	49,900	$527,947
Housing Development Finance Corp. Ltd.	17,903	558,267

		$1,086,214

Pharmaceuticals – 7.1%
Allergan, Inc.	21,620	$871,718
Bayer AG	10,440	613,295
Novartis AG	12,930	647,851
Novo Nordisk A/S, “B”	20,370	1,036,617
Roche Holding AG	10,120	1,557,809

		$4,727,290

Restaurants – 1.1%
YUM! Brands, Inc.	23,180	$730,170

Specialty Chemicals – 5.6%
Akzo Nobel N.V.	16,940	$698,560
L’Air Liquide S.A.	7,256	663,885
Linde AG	8,030	679,527
Praxair, Inc.	10,160	603,098

Issuer	Shares/Par	Value ($)

COMMON STOCKS – continued
Specialty Chemicals – continued
Shin-Etsu Chemical Co. Ltd.	15,300	$701,748
Symrise AG	29,858	421,708

		$3,768,526

Specialty Stores – 1.4%
Industria de Diseno Textil S.A.	13,780	$609,094
Staples, Inc.	18,210	326,323

		$935,417

Telecommunications – Wireless – 2.5%
America Movil S.A.B. de C.V., “L”, ADR	21,380	$662,566
MTN Group Ltd.	44,950	531,842
Rogers Communications, Inc., “B”	16,170	479,271

		$1,673,679

Telephone Services – 1.7%
Telefonica S.A.	49,900	$1,118,532

Utilities – Electric Power – 0.9%
E.ON AG	15,417	$623,420

Total Common Stocks (Identified Cost, $90,963,422)		$65,947,539

REPURCHASE AGREEMENTS – 1.6%
Goldman Sachs, 0.01%, dated 12/31/08, due 1/02/09, total to be received $1,072,001 (secured by U.S. Treasury and Federal Agency obligations and Mortgage Backed securities in a jointly traded account)	$1,072,000	$1,072,000
Morgan Stanley, 0.02%, dated 12/31/08, due 1/02/09, total to be received $1,000.01 (secured by various U.S. Treasury and Federal Agency obligations and Mortgage Backed securities in a jointly traded account)	1,000	1,000

Total Repurchase Agreements, at Cost		$1,073,000

Total Investments (Identified Cost, $92,036,422)		$67,020,539

OTHER ASSETS, LESS LIABILITIES – (0.1)%		(62,168)

Net Assets – 100.0%		$66,958,371

(a)	Non-income producing security.

The following abbreviations are used in this report and are defined:

ADR	American Depository Receipt

See Notes to Financial Statements

8

FINANCIAL STATEMENTS  |  STATEMENT OF ASSETS AND LIABILITIES

This statement represents your fund’s balance sheet, which details the assets and liabilities comprising the total value of the fund.

At 12/31/08
Assets
Investments, at value (identified cost, $92,036,422)	$67,020,539
Cash	779
Receivable for investments sold	2,586
Receivable for fund shares sold	9,214
Interest and dividends receivable	110,778
Other assets	4,186
Total assets		$67,148,082
Liabilities
Payable to custodian	$2,437
Payable for fund shares reacquired	51,569
Payable to affiliates
Management fee	3,244
Distribution fees	63
Administrative services fee	155
Payable for trustees’ compensation	146
Accrued expenses and other liabilities	132,097
Total liabilities		$189,711
Net assets		$66,958,371
Net assets consist of
Paid-in capital	$132,286,594
Unrealized appreciation (depreciation) on investments and translation of assets and liabilities in foreign currencies	(25,017,067)
Accumulated net realized gain (loss) on investments and foreign currency transactions	(41,104,597)
Undistributed net investment income	793,441
Net assets		$66,958,371
Shares of beneficial interest outstanding		6,309,298
Initial Class shares
Net assets	$62,288,651
Shares outstanding	5,866,467
Net asset value per share		$10.62
Service Class shares
Net assets	$4,669,720
Shares outstanding	442,831
Net asset value per share		$10.55

See Notes to Financial Statements

9

FINANCIAL STATEMENTS  |  STATEMENT OF OPERATIONS

This statement describes how much your fund earned in investment income and accrued in expenses. It also describes any gains and/or losses generated by fund operations.

Year ended 12/31/08
Net investment income
Income
Dividends	$2,290,081
Interest	111,475
Foreign taxes withheld	(158,881)
Total investment income		$2,242,675
Expenses
Management fee	$939,394
Distribution fees	17,307
Administrative services fee	30,502
Trustees’ compensation	14,760
Custodian fee	223,351
Shareholder communications	4,936
Auditing fees	67,059
Legal fees	7,128
Miscellaneous	12,390
Total expenses		$1,316,827
Fees paid indirectly	(256)
Net expenses		$1,316,571
Net investment income		$926,104
Realized and unrealized gain (loss) on investments and foreign currency transactions
Realized gain (loss) (identified cost basis)
Investment transactions	$(7,722,218)
Foreign currency transactions	(66,017)
Net realized gain (loss) on investments and foreign currency transactions		$(7,788,235)
Change in unrealized appreciation (depreciation)
Investments	$(40,911,322)
Translation of assets and liabilities in foreign currencies	(1,578)
Net unrealized gain (loss) on investments and foreign currency translation		$(40,912,900)
Net realized and unrealized gain (loss) on investments and foreign currency		$(48,701,135)
Change in net assets from operations		$(47,775,031)

See Notes to Financial Statements

10

FINANCIAL STATEMENTS  |  STATEMENTS OF CHANGES IN NET ASSETS

These statements describe the increases and/or decreases in net assets resulting from operations, any distributions, and any shareholder transactions.

For years ended 12/31	2008	2007
Change in net assets
From operations
Net investment income	$926,104	$1,230,209
Net realized gain (loss) on investments and foreign currency transactions	(7,788,235)	27,684,999
Net unrealized gain (loss) on investments and foreign currency translation	(40,912,900)	(9,801,567)
Change in net assets from operations	$(47,775,031)	$19,113,641
Distributions declared to shareholders
From net investment income
Initial Class	$(1,013,748)	$(2,413,626)
Service Class	(52,890)	(124,151)
Total distributions declared to shareholders	$(1,066,638)	$(2,537,777)
Change in net assets from fund share transactions	$(24,786,548)	$(33,505,791)
Total change in net assets	$(73,628,217)	$(16,929,927)
Net assets
At beginning of period	140,586,588	157,516,515
At end of period (including undistributed net investment income of $793,441 and $997,616, respectively)	$66,958,371	$140,586,588

See Notes to Financial Statements

11

FINANCIAL STATEMENTS  |  FINANCIAL HIGHLIGHTS

The financial highlights table is intended to help you understand the fund’s financial performance for the past 5 years Certain information reflects financial results for a single fund share. The total returns in the table represent the rate by which an investor would have earned (or lost) on an investment in the fund share class (assuming reinvestment of all distributions) held for the entire period.

Initial Class	Years ended 12/31
	2008	2007	2006	2005	2004
Net asset value, beginning of period	$17.54	$15.74	$13.48	$12.31	$10.70
Income (loss) from investment operations
Net investment income (d)	$0.13	$0.14	$0.20	$0.07	$0.05
Net realized and unrealized gain (loss) on investments and foreign currency	(6.90)	1.94	2.14	1.16	1.61
Total from investment operations	$(6.77)	$2.08	$2.34	$1.23	$1.66
Less distributions declared to shareholders
From net investment income	$(0.15)	$(0.28)	$(0.08)	$(0.06)	$(0.05)
Net asset value, end of period	$10.62	$17.54	$15.74	$13.48	$12.31
Total return (%) (k)(s)	(38.93)	13.27	17.37	10.03	15.61	(b)
Ratios (%) (to average net assets) and Supplemental data:
Expenses (f)	1.25	1.10	1.14	1.08	1.07
Net investment income	0.90	0.83	1.39	0.59	0.48
Portfolio turnover	81	76	92	87	115
Net assets at end of period (000 Omitted)	$62,289	$131,870	$148,793	$155,375	$175,146

Service Class	Years ended 12/31
	2008	2007	2006	2005	2004
Net asset value, beginning of period	$17.42	$15.63	$13.39	$12.24	$10.64
Income (loss) from investment operations
Net investment income (d)	$0.10	$0.09	$0.17	$0.04	$0.02
Net realized and unrealized gain (loss) on investments and foreign currency	(6.86)	1.94	2.12	1.14	1.61
Total from investment operations	$(6.76)	$2.03	$2.29	$1.18	$1.63
Less distributions declared to shareholders
From net investment income	$(0.11)	$(0.24)	$(0.05)	$(0.03)	$(0.03)
Net asset value, end of period	$10.55	$17.42	$15.63	$13.39	$12.24
Total return (%) (k)(s)	(39.07)	13.04	17.09	9.65	15.41	(b)
Ratios (%) (to average net assets) and Supplemental data:
Expenses (f)	1.49	1.35	1.39	1.33	1.32
Net investment income	0.67	0.56	1.16	0.34	0.23
Portfolio turnover	81	76	92	87	115
Net assets at end of period (000 Omitted)	$4,670	$8,716	$8,723	$7,599	$7,785

(b)	The fund’s net asset value and total return calculation include a non-recurring accrual recorded as a result of an administrative proceeding regarding disclosure of brokerage allocation practices in connection with fund sales. The non-recurring accrual resulted in an increase in the net asset value of $0.01 per share based on shares outstanding on the day the accrual was recorded.

(d)	Per share data are based on average shares outstanding.

(f)	Ratios do not reflect reductions from fees paid indirectly, if applicable.

(k)	The total return does not reflect expenses that apply to separate accounts. Inclusion of these charges would reduce the total return figures for all periods shown.

(s)	From time to time the fund may receive proceeds from litigation settlements, without which performance would be lower.

See Notes to Financial Statements

12

NOTES TO FINANCIAL STATEMENTS

(1)	Business and Organization

MFS Global Growth Portfolio (the fund) is a series of MFS Variable Insurance Trust II (the trust). The trust is organized as a Massachusetts business trust and is registered under the Investment Company Act of 1940, as amended, as an open-end management investment company. The shares of the fund are sold to variable accounts established by insurance companies to fund benefits under variable contracts issued by such companies, and qualified retirement and pension plans.

General – The preparation of financial statements in conformity with U.S. generally accepted accounting principles requires management to make estimates and assumptions that affect the reported amounts of assets and liabilities, and disclosure of contingent assets and liabilities at the date of the financial statements and the reported amounts of revenues and expenses during the reporting period. Actual results could differ from those estimates. The fund can invest in foreign securities, including securities of emerging market issuers. Investments in foreign securities are vulnerable to the effects of changes in the relative values of the local currency and the U.S. dollar and to the effects of changes in each country’s legal, political, and economic environment. The markets of emerging markets countries are generally more volatile than the markets of developed countries with more mature economies. All of the risks of investing in foreign securities previously described are heightened when investing in emerging markets countries.

In March 2008, FASB Statement No. 161, Disclosures about Derivative Instruments and Hedging Activities (the “Standard”) was issued, and is effective for financial statements issued for fiscal years and interim periods beginning after November 15, 2008. This Standard provides enhanced disclosures about the fund’s use of and accounting for derivative instruments and the effect of derivative instruments on the fund’s results of operations and financial position. Management is evaluating the application of the Standard to the fund, and has not at this time determined the impact, if any, resulting from the adoption of this Standard on the fund’s financial statements.

FASB Staff Position (FSP) 133-1 was implemented during the period. FSP 133-1 amends FAS 133 to require sellers of credit derivatives to make disclosures that will enable financial statement users to assess the potential effects of those credit derivatives on an entity’s financial position, financial performance and cash flows. There was no impact from implementing FSP 133-1 as the fund did not hold any of these credit derivatives at period end.

Investment Valuations – Equity securities, including restricted equity securities, are generally valued at the last sale or official closing price as reported by a third party pricing service on the market or exchange on which they are primarily traded. For securities for which there were no sales reported that day, equity securities are generally valued at the last quoted daily bid quotation as reported by a third party pricing service on the market or exchange on which they are primarily traded. For securities held short for which there were no sales reported for the day, the position is generally valued at the last quoted daily ask quotation as reported by a third party pricing service on the market or exchange on which such securities are primarily traded. Short-term instruments with a maturity at issuance of 60 days or less may be valued at amortized cost, which approximates market value. Open-end investment companies are generally valued at net asset value per share. Securities and other assets generally valued on the basis of information from a third party pricing service may also be valued at a broker-dealer bid quotation. Values obtained from pricing services can utilize both dealer-supplied valuations and electronic data processing techniques, which take into account factors such as institutional-size trading in similar groups of securities, yield, quality, coupon rate, maturity, type of issue, trading characteristics, and other market data. The values of foreign securities and other assets and liabilities expressed in foreign currencies are converted to U.S. dollars using the mean of bid and asked prices for rates reported by a third party pricing service.

The Board of Trustees has delegated primary responsibility for determining or causing to be determined the value of the fund’s investments (including any fair valuation) to the adviser pursuant to valuation policies and procedures approved by the Board. If the adviser determines that reliable market quotations are not readily available, investments are valued at fair value as determined in good faith by the adviser in accordance with such procedures under the oversight of the Board of Trustees. Under the fund’s valuation policies and procedures, market quotations are not considered to be readily available for most types of debt instruments and floating rate loans and many types of derivatives. These investments are generally valued at fair value based on information from third party pricing services. In addition, investments may be valued at fair value if the adviser determines that an investment’s value has been materially affected by events occurring after the close of the exchange or market on which the investment is principally traded (such as foreign exchange or market) and prior to the determination of the fund’s net asset value, or after the halting of trading of a specific security where trading does not resume prior to the close of the exchange or market on which the security is principally traded. Events that occur on a frequent basis after foreign markets close (such as developments in foreign markets and significant movements in the U.S. markets) and prior to the determination of the fund’s net asset value may be deemed to have a material affect on the value of securities traded in foreign markets. Accordingly, the fund’s foreign equity securities may often be valued at fair value. The adviser may rely on third party pricing services or other information (such as the correlation with price movements of similar securities in the same or other

13

Notes to Financial Statements – continued

markets; the type, cost and investment characteristics of the security; the business and financial condition of the issuer; and trading and other market data) to assist in determining whether to fair value and at what value to fair value an investment. The value of an investment for purposes of calculating the fund’s net asset value can differ depending on the source and method used to determine value. When fair valuation is used, the value of investments used to determine the fund’s net asset value may differ from quoted or published prices for the same investments.

The fund adopted FASB Statement No. 157, Fair Value Measurements (the “Statement”). This Statement provides a single definition of fair value, a hierarchy for measuring fair value and expanded disclosures about fair value measurements.

Various inputs are used in determining the value of the fund’s assets or liabilities carried at market value. These inputs are categorized into three broad levels. Level 1 includes quoted prices in active markets for identical assets or liabilities. Level 2 includes other significant observable market-based inputs (including quoted prices for similar securities, interest rates, prepayment speed, and credit risk). Level 3 includes unobservable inputs, which may include the adviser’s own assumptions in determining the fair value of investments. Other financial instruments are derivative instruments not reflected in total investments, such as futures, forwards, swap contracts and written options. The following is a summary of the levels used as of December 31, 2008 in valuing the fund’s assets or liabilities carried at market value:

	Level 1	Level 2	Level 3	Total
Investments in Securities	$27,777,580	$39,242,959	$—	$67,020,539
Other Financial Instruments	$—	$—	$—	$—

Repurchase Agreements – The fund may enter into repurchase agreements with approved counterparties. Each repurchase agreement is recorded at cost. The fund requires that the securities collateral in a repurchase transaction be transferred to a custodian. The fund monitors, on a daily basis, the value of the collateral to ensure that its value, including accrued interest, is greater than amounts owed to the fund under each such repurchase agreement. The fund and other funds managed by Massachusetts Financial Services Company (MFS), may utilize a joint trading account for the purpose of entering into one or more repurchase agreements.

Foreign Currency Translation – Purchases and sales of foreign investments, income, and expenses are converted into U.S. dollars based upon currency exchange rates prevailing on the respective dates of such transactions or on the reporting date for foreign denominated receivables and payables. Gains and losses attributable to foreign currency exchange rates on sales of securities are recorded for financial statement purposes as net realized gains and losses on investments. Gains and losses attributable to foreign exchange rate movements on receivables, payables, income and expenses are recorded for financial statement purposes as foreign currency transaction gains and losses. That portion of both realized and unrealized gains and losses on investments that results from fluctuations in foreign currency exchange rates is not separately disclosed.

Security Loans – State Street Bank and Trust Company (“State Street”), as lending agent, may loan the securities of the fund to certain qualified institutions (the “Borrowers”) approved by the fund. The loans are collateralized at all times by cash and/or U.S. Treasury and federal agency obligations in an amount at least equal to the market value of the securities loaned. State Street provides the fund with indemnification against Borrower default. The fund bears the risk of loss with respect to the investment of cash collateral. On loans collateralized by cash, the cash collateral is invested in a money market fund or short-term securities. A portion of the income generated upon investment of the collateral is remitted to the Borrowers, and the remainder is allocated between the fund and the lending agent. On loans collateralized by U.S. Treasury and/or federal agency obligations, a fee is received from the Borrower, and is allocated between the fund and the lending agent. Net income from securities lending is included in interest income on the Statement of Operations. The dividend and interest income earned on the securities loaned is accounted for in the same manner as other dividend and interest income. At December 31, 2008, there were no securities on loan.

Indemnifications – Under the fund’s organizational documents, its officers and trustees may be indemnified against certain liabilities and expenses arising out of the performance of their duties to the fund. Additionally, in the normal course of business, the fund enters into agreements with service providers that may contain indemnification clauses. The fund’s maximum exposure under these agreements is unknown as this would involve future claims that may be made against the fund that have not yet occurred.

Investment Transactions and Income – Investment transactions are recorded on the trade date. Interest income is recorded on the accrual basis. All premium and discount is amortized or accreted for financial statement purposes in accordance with U.S. generally accepted accounting principles. Dividends received in cash are recorded on the ex-dividend date. Certain dividends from foreign securities will be recorded when the fund is informed of the dividend if such information is obtained subsequent to the ex-dividend date. Dividend and interest payments received in additional securities are recorded on the ex-dividend or ex-interest date in an amount equal to the value of the security on such date.

14

Notes to Financial Statements – continued

The fund may receive proceeds from litigation settlements. Any proceeds received from litigation involving portfolio holdings are reflected in the Statement of Operations in realized gain/loss if the security has been disposed of by the fund or in unrealized gain/loss if the security is still held by the fund. Any other proceeds from litigation not related to portfolio holdings are reflected as other income in the Statement of Operations.

Fees Paid Indirectly – The fund’s custody fee may be reduced according to an arrangement that measures the value of cash deposited with the custodian by the fund. This amount, for the year ended December 31, 2008, is shown as a reduction of total expenses on the Statement of Operations.

Tax Matters and Distributions – The fund intends to qualify as a regulated investment company, as defined under Subchapter M of the Internal Revenue Code, and to distribute all of its taxable income, including realized capital gains. As a result, no provision for federal income tax is required. Each of the fund’s federal tax returns for the prior three fiscal years remains subject to examination by the Internal Revenue Service. Foreign taxes, if any, have been accrued by the fund in the accompanying financial statements.

Distributions to shareholders are recorded on the ex-dividend date. Income and capital gain distributions are determined in accordance with income tax regulations, which may differ from U.S. generally accepted accounting principles. Certain capital accounts in the financial statements are periodically adjusted for permanent differences in order to reflect their tax character. These adjustments have no impact on net assets or net asset value per share. Temporary differences which arise from recognizing certain items of income, expense, gain or loss in different periods for financial statement and tax purposes will reverse at some time in the future. Distributions in excess of net investment income or net realized gains are temporary overdistributions for financial statement purposes resulting from differences in the recognition or classification of income or distributions for financial statement and tax purposes.

Book/tax differences primarily relate to wash sale loss deferrals, foreign currency transactions, and foreign taxes.

The tax character of distributions declared to shareholders for the last two fiscal years is as follows:

	12/31/08	12/31/07
Ordinary income (including any short-term capital gains)	$1,066,638	$2,537,777

The federal tax cost and the tax basis components of distributable earnings were as follows:

As of 12/31/08
Cost of investments	$92,437,334
Gross appreciation	1,017,676
Gross depreciation	(26,434,471)
Net unrealized appreciation (depreciation)	$(25,416,795)
Undistributed ordinary income	796,729
Capital loss carryforwards	(40,526,535)
Other temporary differences	(181,622)

As of December 31, 2008, the fund had capital loss carryforwards available to offset future realized gains. Such losses expire as follows:

12/31/10	$(33,257,724)
12/31/16	(7,268,811)
$(40,526,535)

Multiple Classes of Shares of Beneficial Interest – The fund offers multiple classes of shares, which differ in their respective distribution fees. The fund’s income, realized and unrealized gain (loss), and common expenses are allocated to shareholders based on the daily net assets of each class. Dividends are declared separately for each class. Differences in per share dividend rates are generally due to differences in separate class expenses.

(3)	Transactions with Affiliates

Investment Adviser – The fund has an investment advisory agreement with MFS to provide overall investment management and related administrative services and facilities to the fund.

The management fee is computed daily and paid monthly at the following annual rates:

First $1 billion of average daily net assets	0.90%
Next $1 billion of average daily net assets	0.75%
Average daily net assets in excess of $2 billion	0.65%

The management fee incurred for the year ended December 31, 2008 was equivalent to an annual effective rate of 0.90% of the fund’s average daily net assets.

15

Notes to Financial Statements – continued

Distributor – MFS Fund Distributors, Inc. (MFD), a wholly-owned subsidiary of MFS, is the distributor of shares of the fund. The Trustees have adopted a distribution plan for the Service Class shares pursuant to Rule 12b-1 under the Investment Company Act of 1940.

The fund’s distribution plan provides that the fund will pay MFD distribution fees equal to 0.25% per annum of its average daily net assets attributable to Service Class shares as partial consideration for services performed and expenses incurred by MFD and financial intermediaries in connection with the sale and distribution of the fund’s Service Class shares and the sale and distribution of the variable annuity or variable life insurance contracts investing indirectly in Service Class shares. MFD may subsequently pay all, or a portion, of the distribution fees to financial intermediaries.

Shareholder Servicing Agent – MFS Service Center, Inc. (MFSC), a wholly-owned subsidiary of MFS, has contracted to provide transfer agent and recordkeeping functions in connection with the issuance, transfer, and redemption of each class of shares of the fund under a Shareholder Servicing Agent Agreement. During the year ended December 31, 2008, the fund did not pay MFSC a fee for this service.

Administrator – MFS provides certain financial, legal, shareholder communications, compliance, and other administrative services to the fund. Under an administrative services agreement, the fund partially reimburses MFS the costs incurred to provide these services. The fund is charged an annual fixed amount of $10,000 plus a fee based on average daily net assets.

The administrative services fee incurred for the year ended December 31, 2008 was equivalent to an annual effective rate of 0.0292% of the fund’s average daily net assets.

Trustees’ and Officers’ Compensation – The fund pays compensation to trustees in the form of a retainer, attendance fees, and additional compensation to the Board chairperson. The fund does not pay compensation directly to officers of the fund who are also officers of the investment adviser, all of whom receive remuneration for their services to the fund from MFS. Certain officers and trustees of the fund are officers or directors of MFS, MFD, and MFSC.

Other – This fund and certain other MFS funds (the funds) have entered into services agreements (the Agreements) which provide for payment of fees by the funds to Tarantino LLC and Griffin Compliance LLC in return for the provision of services of an Independent Chief Compliance Officer (ICCO) and Assistant ICCO, respectively, for the funds. The ICCO and Assistant ICCO are officers of the funds and the sole members of Tarantino LLC and Griffin Compliance LLC, respectively. The funds can terminate the Agreements with Tarantino LLC and Griffin Compliance LLC at any time under the terms of the Agreements. MFS has agreed to bear all expenses associated with office space, other administrative support, and supplies provided to the ICCO and Assistant ICCO. For the year ended December 31, 2008, the aggregate fees paid by the fund to Tarantino LLC and Griffin Compliance LLC were $961 and are included in miscellaneous expense on the Statement of Operations.

(4)	Portfolio Securities

Purchases and sales of investments, other than U.S. Government securities, purchased option transactions, and short-term obligations, aggregated $84,892,598 and $110,150,155, respectively.

(5)	Shares of Beneficial Interest

The fund’s Declaration of Trust permits the Trustees to issue an unlimited number of full and fractional shares of beneficial interest. Transactions in fund shares were as follows:

	Year ended 12/31/08		Year ended 12/31/07
	Shares	Amount	Shares	Amount
Shares sold
Initial Class	87,834	$1,322,408	118,766	$2,002,516
Service Class	123,966	1,528,855	38,253	655,319
	211,800	$2,851,263	157,019	$2,657,835
Shares issued to shareholders in reinvestment of distributions
Initial Class	58,362	$1,013,748	144,269	$2,413,626
Service Class	3,061	52,890	7,461	124,151
	61,423	$1,066,638	151,730	$2,537,777
Shares reacquired
Initial Class	(1,797,172)	$(26,303,369)	(2,201,427)	$(36,985,222)
Service Class	(184,455)	(2,401,080)	(103,436)	(1,716,181)
	(1,981,627)	$(28,704,449)	(2,304,863)	$(38,701,403)
Net change
Initial Class	(1,650,976)	$(23,967,213)	(1,938,392)	$(32,569,080)
Service Class	(57,428)	(819,335)	(57,722)	(936,711)
	(1,708,404)	$(24,786,548)	(1,996,114)	$(33,505,791)

16

Notes to Financial Statements – continued

(6)	Line of Credit

The fund and other funds managed by MFS participate in a $1 billion unsecured committed line of credit provided by a syndication of banks under a credit agreement. In addition, the fund and other funds managed by MFS have established uncommitted borrowing arrangements with certain banks. Borrowings may be made for temporary financing needs. Interest is charged to each fund, based on its borrowings, generally at a rate equal to the Federal Reserve funds rate plus 0.30%. In addition, a commitment fee, based on the average daily, unused portion of the committed line of credit, is allocated among the participating funds at the end of each calendar quarter. For the year ended December 31, 2008, the fund’s commitment fee and interest expense were $509 and $0, respectively, and are included in miscellaneous expense on the Statement of Operations.

17

REPORT OF INDEPENDENT REGISTERED PUBLIC ACCOUNTING FIRM

To the Board of Trustees of MFS Variable Insurance Trust II and the Shareholders of

MFS Global Growth Portfolio:

We have audited the accompanying statement of assets and liabilities, including the portfolio of investments, of MFS Global Growth Portfolio (the “Fund”) (one of the portfolios comprising MFS Variable Insurance Trust II) as of December 31, 2008, and the related statement of operations for the year then ended, the statements of changes in net assets for each of the two years in the period then ended, and the financial highlights for each of the five years in the period then ended. These financial statements and financial highlights are the responsibility of the Fund’s management. Our responsibility is to express an opinion on these financial statements and financial highlights based on our audits.

We conducted our audits in accordance with the standards of the Public Company Accounting Oversight Board (United States). Those standards require that we plan and perform the audit to obtain reasonable assurance about whether the financial statements and financial highlights are free of material misstatement. The Fund is not required to have, nor were we engaged to perform, an audit of its internal control over financial reporting. Our audits included consideration of internal control over financial reporting as a basis for designing audit procedures that are appropriate in the circumstances, but not for the purpose of expressing an opinion on the effectiveness of the Fund’s internal control over financial reporting. Accordingly, we express no such opinion. An audit also includes examining, on a test basis, evidence supporting the amounts and disclosures in the financial statements, assessing the accounting principles used and significant estimates made by management, as well as evaluating the overall financial statement presentation. Our procedures included confirmation of securities owned as of December 31, 2008, by correspondence with the custodian and brokers. We believe that our audits provide a reasonable basis for our opinion.

In our opinion, the financial statements and financial highlights referred to above present fairly, in all material respects, the financial position of MFS Global Growth Portfolio as of December 31, 2008, the results of its operations for the year then ended, the changes in its net assets for each of the two years in the period then ended, and the financial highlights for each of the five years in the period then ended, in conformity with accounting principles generally accepted in the United States of America.

DELOITTE & TOUCHE LLP

Boston, Massachusetts

February 17, 2009

18

TRUSTEES AND OFFICERS – IDENTIFICATION AND BACKGROUND

The Trustees and officers of the Trust, as of February 1, 2009, are listed below, together with their principal occupations during the past five years. (Their titles may have varied during that period.) The address of each Trustee and officer is 500 Boylston Street, Boston, Massachusetts 02116.

Name, Date of Birth	Position(s) Held with Fund	Trustee/Officer Since (1)	Principal Occupations During the Past Five Years and Other Directorships (2)
INTERESTED TRUSTEE
David D. Horn (3) (born 6/07/41)	Trustee	April 1986	Private investor; Sun Life Assurance Company of Canada, Senior Vice President and General Manager for the United States (until 1997); Director (until March 2004)

INDEPENDENT TRUSTEES
J. Kermit Birchfield (born 1/08/40)	Chairman	May 1997	Consultant; Century Partners, Inc. (investments), Director; Displaytech, Inc. (technology), Director; Dessin Fournir LLC (furniture manufacturer), Director (2005 to present); Intermountain Gas Company, Inc. & Intermountain Industries, Inc. (oil & gas exploration and production), Director; Site Watch LLC (software to monitor oil tanks), Managing Director (2006 to present); Juridica Investments (fund investing in judicial matters), Director (2007 to present); HPSC, Inc. (medical financing), Director (until January 2004)

Robert C. Bishop (born 1/13/43)	Trustee	May 2001	AutoImmune, Inc. (pharmaceutical product development), Chairman, President and Chief Executive Officer; Caliper Life Sciences Corp. (laboratory analytical instruments), Director; Millipore Corporation (purification/filtration products), Director; Waterstreet Capital (leverage buyouts), Advisory Board (August 2006 to present); Optobionics Corporation (ophthalmic devices), Director (2002 to 2007)

Frederick H. Dulles (born 3/12/42)	Trustee	May 2001	Ten State International Law PLLC (law firm), Of Counsel (since 2006); Prudential Carolina Real Estate, (real estate), Broker (since 2006); Free Enterprise Foundation, Inc. (research institute), Director & Secretary (until 2008); Disher, Hamrick & Myers Residential, Inc. (real estate) Broker (2005 until 2006); Frederick H. Dulles law practice (until 2006); Ten State Street LLP (law firm), Member (until 2005)

Marcia A. Kean (born 6/30/48)	Trustee	April 2005	Feinstein Kean Healthcare (consulting), Chief Executive Officer

Ronald G. Steinhart (born 6/15/40)	Trustee	May 2001	Private investor; Penske Automotive Group (automotive retailer), Director; Animal Health International, Inc. (animal health products), Director (since 2007); Texas Industries (concrete/aggregates/cement), Director (since 2007); Penson Worldwide, Inc. (securities clearance), Director (since 2006); Carreker Corporation (technology consulting) Director (until 2005); Prentiss Properties Trust (real estate investment trust), Director (until 2006)

Haviland Wright (born 7/21/48)	Trustee	May 2001	Profitability of Hawaii (software), Chief Development Officer (since December 2008); Elixir Technologies Corporation (software) Director (since 2005); Nano Loa Inc. (liquid crystal displays), Director

TRUSTEE EMERITUS
Samuel Adams (born 10/19/25)	Trustee Emeritus		Retired; K&L Gates LLP (law firm), Of Counsel

OFFICERS
Maria F. Dwyer (4) (born 12/01/58)	President	November 2005	Massachusetts Financial Services Company, Executive Vice President and Chief Regulatory Officer (since March 2004) Chief Compliance Officer (since December 2006); Fidelity Management & Research Company, Vice President (prior to March 2004); Fidelity Group of Funds, President and Treasurer (until March 2004)

Christopher R. Bohane (4) (born 1/18/74)	Assistant Secretary and Assisstant Clerk	July 2005	Massachusetts Financial Services Company, Vice President and Senior Counsel

John M. Corcoran (4) (born 4/13/65)	Treasurer	October 2008	Massachusetts Financial Services Company, Senior Vice President (since October 2008); State Street Bank and Trust (financial services provider), Senior Vice President, (until September 2008)

Ethan D. Corey (4) (born 11/21/63)	Assistant Secretary and Assistant Clerk	July 2005	Massachusetts Financial Services Company, Senior Vice President and Associate General Counsel (since 2004); Dechert LLP (law firm), Counsel (prior to December 2004)

David L. DiLorenzo (4) (born 8/10/68)	Assistant Treasurer	July 2005	Massachusetts Financial Services Company, Vice President (since June 2005); JP Morgan Investor Services, Vice President (until June 2005)

Timothy M. Fagan (4) (born 7/10/68)	Assistant Secretary and Assistant Clerk	September 2005	Massachusetts Financial Services Company, Vice President and Senior Counsel (since September 2005); John Hancock Advisers, LLC, Vice President, Senior Attorney and Chief Compliance Officer (until August 2005)

19

Trustees and Officers – continued

Name, Date of Birth	Position(s) Held with Fund	Trustee/Officer Since (1)	Principal Occupations During the Past Five Years and Other Directorships (2)
Mark D. Fischer (4) (born 10/27/70)	Assistant Treasurer	July 2005	Massachusetts Financial Services Company, Vice President (since May 2005); JP Morgan Investment Management Company, Vice President (until May 2005)

Robyn L. Griffin (born 7/04/75)	Assistant Independent Chief Compliance Officer	August 2008	Griffin Compliance LLC (provider of compliance services), Principal (since August 2008); State Street Corporation (financial services provider), Mutual Fund Administration Assistant Vice President (October 2006 – July 2008); Liberty Mutual Group (insurance), Personal Market Assistant Controller (April 2006 – October 2006); Deloitte & Touche LLP (professional services firm), Senior Manager (prior to April 2006)

Brian E. Langenfeld (4) (born 3/07/73)	Assistant Secretary and Assistant Clerk	May 2006	Massachusetts Financial Services Company, Vice President and Senior Counsel (since May 2006); John Hancock Advisers, LLC, Assistant Vice President and Counsel (until April 2006)

Ellen Moynihan (4) (born 11/13/57)	Assistant Treasurer	May 1997	Massachusetts Financial Services Company, Senior Vice President

Susan S. Newton (4) (born 3/07/50)	Assistant Secretary and Assistant Clerk	May 2005	Massachusetts Financial Services Company, Senior Vice President and Associate General Counsel (since April 2005); John Hancock Advisers, LLC, Senior Vice President, Secretary and Chief Legal Officer (until April 2005)

Susan A. Pereira (4) (born 11/05/70)	Assistant Secretary and Assistant Clerk	July 2005	Massachusetts Financial Services Company, Vice President and Senior Counsel (since June 2004); Bingham McCutchen LLP (law firm), Associate (until June 2004)

Mark N. Polebaum (4) (born 5/01/52)	Secretary and Clerk	February 2006	Massachusetts Financial Services Company, Executive Vice President, General Counsel and Secretary (since January 2006); Wilmer Cutler Pickering Hale and Dorr LLP (law firm), Partner (until January 2006)

Frank L. Tarantino (born 3/07/44)	Independent Chief Compliance Officer	September 2004	Tarantino LLC (provider of compliance services), Principal (since June 2004); CRA Business Strategies Group (consulting services), Executive Vice President (until June 2004)

Richard S. Weitzel (4) (born 7/16/70)	Assistant Secretary and Assistant Clerk	October 2007	Massachusetts Financial Services Company, Vice President and Assistant General Counsel (since 2004); Massachusetts Department of Business and Technology, General Counsel (until April 2004)

James O. Yost (4) (born 6/12/60)	Assistant Treasurer	April 1992	Massachusetts Financial Services Company, Senior Vice President

(1)	Date first appointed to serve as Trustee/Officer of an MFS fund or a Compass variable account. Each Trustee has served continuously since appointment.

(2)	Directorships or trusteeships of companies required to report to the Securities and Exchange Commission (i.e., “public companies”).

(3)	“Interested person” of the Trust, within the meaning of the Investment Company Act of 1940 (referred to as the 1940 Act), which is the principal federal law governing investment companies like the Trust, as a result of position with Sun Life of Canada (U.S.). The address of Sun Life of Canada (U.S.) is One Sun Life Executive Park, Wellesley Hills, Massachusetts 02481.

(4)	“Interested person” of MFS within the meaning of the 1940 Act. The address of MFS is 500 Boylston Street, Boston, Massachusetts 02116.

The Trust does not hold annual meetings for the purpose of electing Trustees, and Trustees are not elected for fixed terms. Each Trustee and officer holds office until his or her successor is chosen and qualified, or until his or her earlier death, resignation, retirement or removal.

All Trustees currently serve as Trustees of the Trust and have served in that capacity since originally elected or appointed. All of the Trustees are also Managers of the Compass Variable Accounts. The executive officers of the Trust hold similar offices for the Compass Variable Accounts and other funds in the MFS fund complex. As of January 1, 2009, each Trustee serves as a Trustee or Manager of 35 Accounts/Funds.

The Statement of Additional Information contains further information about the Trustees and is available without charge upon request by calling 1-800-752-7215.

Investment Adviser Massachusetts Financial Services Company 500 Boylston Street, Boston, MA 02116-3741	Custodian State Street Bank and Trust 1 Lincoln Street, Boston, MA 02111-2900
Distributor MFS Fund Distributors, Inc. 500 Boylston Street, Boston, MA 02116-3741	Independent Registered Public Accounting Firm Deloitte & Touche LLP 200 Berkeley Street, Boston, MA 02116
Portfolio Managers Jeffrey Constantino Barry Dargan

20

BOARD REVIEW OF INVESTMENT ADVISORY AGREEMENT

The Investment Company Act of 1940 requires that both the full Board of Trustees and a majority of the non-interested (“independent”) Trustees, voting separately, annually approve the continuation of the investment advisory agreement between MFS Variable Insurance Trust II (the “Trust”) and Massachusetts Financial Services Company (“MFS”) on behalf of the Fund. The Trustees consider matters bearing on the Fund and the advisory arrangements at their meetings throughout the year, including a review of performance data at each regular meeting. In addition, the independent Trustees met in May and again in July 2008 (“contract review meetings”) for the specific purpose of considering whether to approve the continuation of the investment advisory agreement for the Fund. The independent Trustees were assisted in their evaluation of the investment advisory agreement by independent legal counsel, from whom they received separate legal advice and with whom they met separately from MFS management during various contract review meetings. The independent Trustees were also assisted in this process by the Fund’s Independent Chief Compliance Officer, a full-time senior officer appointed by and reporting to the independent Trustees.

In connection with their deliberations, the Trustees, including the independent Trustees, considered such information and factors as they believed, in light of the legal advice furnished to them and their own business judgment, to be relevant. The investment advisory agreement was considered separately for the Fund, although the Trustees also took into account the common interests of all Funds in the Trust in their review. As described below, the Trustees considered the nature, quality, and extent of the various investment advisory, administrative, and shareholder services performed by MFS under the existing investment advisory agreement and other arrangements with the Trust.

In connection with their contract review meetings, the Trustees received and relied upon materials which included, among other items: (i) information provided by Lipper Inc. on the investment performance of the Fund for various time periods ended December 31, 2007, compared to the investment performance of a group of funds with substantially similar investment classifications/objectives (the “Lipper performance universe”), (ii) information provided by Lipper Inc. on the Fund’s advisory fees and other expenses compared to the advisory fees and other expenses of comparable funds identified by Lipper (the “Lipper expense group”), (iii) information provided by MFS on the advisory fees of comparable portfolios of its other clients, including institutional separate account and other clients, (iv) information as to whether expense waivers, reimbursements or fee “breakpoints” are observed for the Fund, (v) information regarding MFS’ financial results and financial condition, including MFS’ and certain of its affiliates’ estimated profitability from services performed for the Fund, (vi) MFS’ views regarding the outlook for the mutual fund industry and its strategic business plans, (vii) descriptions of various functions performed by MFS for the Trust, such as compliance monitoring and portfolio trading practices, and (viii) information regarding the overall organization of MFS, including information about MFS’ senior management and other personnel providing investment advisory, administrative and other services to the Fund. The comparative performance, fee and expense information prepared and provided by Lipper Inc. was not independently verified, and the independent Trustees did not independently verify any information provided to them by MFS.

The Trustees’ conclusion as to the continuation of the investment advisory agreement was based on comprehensive consideration of all information provided to the Trustees and not the result of any single factor. Some of the factors that figured particularly in the Trustees’ deliberations are described below for the Fund, while individual Trustees may have given different weight to various factors and evaluated the information presented as a whole differently than another Trustee. The Trustees recognized that the fee arrangements for the Fund reflect years of review and discussion between the independent Trustees and MFS, that certain aspects of such arrangements may receive greater scrutiny in some years than others, and that the Trustees’ conclusions may be based, in part, on their consideration of these same arrangements during the course of the year and in prior years.

Based on information provided by Lipper Inc., the Trustees compared the Fund’s total return investment performance to the performance of a peer group of funds over various time periods. The Trustees placed particular emphasis on the total return performance of the Fund’s Initial Class shares in comparison to the performance of funds in its Lipper performance universe over the one-, three- and five-year periods. The Trustees did not rely on performance results for more recent periods, including those shown elsewhere in this report.

The Trustees noted the performance of the Fund’s Initial Class shares was in the 2nd quintile relative to the other funds in the Lipper Classification Index for the one-year period (the 1st quintile being the best performers and the 5th quintile being the worst performers). The total return performance of the Fund was in the 3rd quintile for the three-year period and the five-year period ended December 31, 2007, relative to the Lipper performance universe. Based on the nature and quality of services provided by MFS, the Board of Trustees concluded that the Fund’s performance was satisfactory.

In the course of their deliberations, the Trustees took into account information provided by MFS during contract review meetings, as well as during investment review meetings conducted with portfolio management personnel during the course of the year.

21

Board Review of Investment Advisory Agreement – continued

In assessing the reasonableness of the Fund’s advisory fee, the Trustees considered, among other information, the Fund’s advisory fee and the total expense ratio of the Fund’s Initial Class shares as a percentage of average daily net assets, compared to the advisory fee and total expense ratios of its peer group of funds based on information provided by Lipper Inc. The Trustees also considered the advisory fees charged by MFS to institutional accounts. In comparing these fees, the Trustees considered the generally broader scope of services provided by MFS to the Trust than those provided to institutional accounts. The Trustees also considered the higher demands placed on MFS’ investment personnel and trading infrastructure as a result of the daily cash in-flows and out-flows of the Fund, and the impact on MFS and related expenses due to the more extensive regulatory regime to which the Fund is subject, compared to institutional accounts.

In considering the fees, the Trustees noted from the Lipper data that the Fund’s effective advisory fee rate and total expense ratio were each above the median of such fees and expenses of funds in the Lipper expense group. The Trustees further concluded that the existing breakpoints were sufficient to allow the Fund to benefit from economies of scale as its assets grow. The Trustees concluded that the fees were reasonable in light of the nature and quality of services provided.

The Trustees also considered information prepared by MFS relating to its costs and profits with respect to the Fund and other investment companies and accounts advised by MFS, as well as MFS’ methodologies used to determine and allocate its costs to the Fund and other accounts and products for purposes of estimating profitability.

After reviewing these and other factors described below, the Trustees concluded that the advisory fees charged to the Fund represent reasonable compensation in light of the nature and quality of the services being provided by MFS.

In addition, the Trustees considered MFS’ resources and related efforts to continue to retain, attract and motivate capable personnel to serve the Fund. The Trustees also considered the financial resources of MFS and its parent, Sun Life Financial Inc. The Trustees further considered any advantages and possible disadvantages of having an adviser which also serves other investment companies as well as institutional accounts.

The Trustees also considered the nature, quality, cost, and extent of administrative, transfer agency, and distribution services provided to the Fund by MFS and its affiliates under agreements and plans other than the investment advisory agreement, including the 12b-1 fees the Fund pays to MFS Fund Distributors, Inc., an affiliate of MFS. The Trustees also considered the nature, extent and quality of certain other services MFS performs or arranges on the Fund’s behalf, which may include securities lending programs, directed expense payment programs, class action recovery programs, and MFS’ interaction with third-party service providers, principally custodians and sub-custodians. The Trustees concluded that the various non-advisory services provided by MFS and its affiliates on behalf of the Fund were satisfactory. The Trustees also considered the benefits to MFS from the use of the Fund’s portfolio brokerage commissions to pay for research and other similar services and various other factors. Additionally, the Trustees considered so-called “fall-out benefits” to MFS such as reputational value derived from serving as investment manager to the Trust, and determined that any such benefits derived by MFS were reasonable and fair.

Based on their evaluation of factors that they deemed to be material, including those factors described above, the Board of Trustees, including a majority of the independent Trustees, concluded that the investment advisory agreement should be continued for an additional one-year period, commencing September 1, 2008.

A discussion regarding the Board’s most recent review and renewal of the fund’s Investment Advisory Agreement with MFS is available by clicking on the fund’s name under “Variable Insurance Portfolios-VIT II” in the “Products & Performance” section on the MFS Web site (mfs.com).

22

PROXY VOTING POLICIES AND INFORMATION

A general description of the MFS funds’ proxy voting policies and procedures is available without charge, upon request, by calling 1-800-225-2606, by visiting the Proxy Voting section of mfs.com or by visiting the SEC’s Web site at http://www.sec.gov.

Information regarding how the fund voted proxies relating to portfolio securities during the most recent twelve-month period ended June 30 is available without charge by visiting the Proxy Voting section of mfs.com or by visiting the SEC’s Web site at http://www.sec.gov.

QUARTERLY PORTFOLIO DISCLOSURE

The fund will file a complete schedule of portfolio holdings with the Securities and Exchange Commission (the Commission) for the first and third quarters of each fiscal year on Form N-Q. The fund’s Form N-Q may be reviewed and copied at the:

Public Reference Room

Securities and Exchange Commission

100 F Street, NE, Room 1580

Washington, D.C. 20549

Information on the operation of the Public Reference Room may be obtained by calling the Commission at 1-800-SEC-0330. The fund’s Form N-Q is available on the EDGAR database on the Commission’s Internet Web site at http://www.sec.gov, and copies of this information may be obtained, upon payment of a duplicating fee, by electronic request at the following e-mail address: publicinfo@sec.gov or by writing the Public Reference Section at the above address.

FEDERAL TAX INFORMATION (unaudited)

The following information is provided pursuant to provisions of the Internal Revenue Code.

For corporate shareholders, 36.55% of the ordinary income dividends paid during the fiscal year qualify for the corporate dividends received deduction.

Income derived from foreign sources was $1,370,566. The fund intends to pass through foreign tax credits of $82,986 for the fiscal year.

23

MFS® PRIVACY NOTICE

Privacy is a concern for every investor today. At MFS Investment Management® and the MFS funds, we take this concern very seriously. We want you to understand our policies about the investment products and services that we offer, and how we protect the nonpublic personal information of investors who have a direct relationship with us and our wholly owned subsidiaries.

Throughout our business relationship, you provide us with personal information. We maintain information and records about you, your investments, and the services you use. Examples of the nonpublic personal information we maintain include

•	data from investment applications and other forms
•	share balances and transactional history with us, our affiliates, or others
•	facts from a consumer reporting agency

We do not disclose any nonpublic personal information about our customers or former customers to anyone, except as permitted by law. We may share nonpublic personal information with third parties or certain of our affiliates in connection with servicing your account or processing your transactions. We may share information with companies or financial institutions that perform marketing services on our behalf or with other financial institutions with which we have joint marketing arrangements, subject to any legal requirements.

Authorization to access your nonpublic personal information is limited to appropriate personnel who provide products, services, or information to you. We maintain physical, electronic, and procedural safeguards to help protect the personal information we collect about you.

If you have any questions about the MFS privacy policy, please call 1-800-225-2606 any business day between 8 a.m. and 8 p.m. Eastern time.

Note: If you own MFS products or receive MFS services in the name of a third party such as a bank or broker-dealer, their privacy policy may apply to you instead of ours.

24

MFS INVESTMENT MANAGEMENT

MFS® Research International Portfolio

MFS® Variable Insurance Trust II
Annual report

12/31/08
RSS-ANN

MFS® RESEARCH INTERNATIONAL PORTFOLIO

The report is prepared for the general information of contract owners. It is authorized for distribution to prospective investors only when preceded or accompanied by a current prospectus.

NOT FDIC INSURED • MAY LOSE VALUE • NO BANK GUARANTEE • NOT A DEPOSIT • NOT INSURED BY ANY FEDERAL GOVERNMENT AGENCY OR NCUA/NCUSIF

LETTER FROM THE CEO

Dear Contract Owners:

The market downturns and economic setbacks of late probably rank among the worst financial declines most of us have experienced. Inevitably, people may be questioning their commitment to investing. Still, it is important to remember that downturns are an inescapable part of the business cycle. Such troughs have been seen before, and if we can use history as a guide, market recoveries typically have followed.

Recent events have clearly shown us the value of certain types of investments. In this environment, two of the hallmarks of mutual funds — transparency and liquidity — have become critically important. Unlike some other types of investments, the operations of mutual funds are relatively transparent to their shareholders. With their daily redemption feature, mutual funds also generally provide easy, convenient access to one’s money. Through these recent market upheavals, this level of liquidity enhanced the ability of mutual fund investors to respond and modify their investments as they and their advisors saw fit — a flexibility that those in less liquid investments simply did not have at their disposal.

At MFS® we take particular pride in how well mutual funds can serve investors because we invented the mutual fund in the United States. Established in 1924, Massachusetts Investors Trust was the nation’s first fund. Recent market events only reinforce what we have learned through 85 years — that mutual funds provide unique features that are important to investors in any type of market climate.

Respectfully,

Robert J. Manning

Chief Executive Officer and Chief Investment Officer

MFS Investment Management®

February 17, 2009

The opinions expressed in this letter are subject to change, may not be relied upon for investment advice, and no forecasts can be guaranteed.

Before investing, consider the fund’s investment objectives, risks, charges, and expenses. For a prospectus containing this and other information, contact your investment professional or view online. Read it carefully.

MFS Fund Distributors, Inc., 500 Boylston Street, Boston, MA 02116

1

PORTFOLIO COMPOSITION

Portfolio structure

Top ten holdings
Roche Holding AG	3.2%
Nestle S.A.	3.0%
E.ON AG	2.6%
TOTAL S.A.	2.4%
Royal Dutch Shell PLC, “A”	2.3%
Vodafone Group PLC	2.2%
Intesa Sanpaolo S.p.A.	2.1%
Akzo Nobel N.V.	2.0%
AXA	1.9%
Siemens AG	1.8%

Equity sectors
Financial Services	21.7%
Utilities & Communications	12.0%
Energy	10.9%
Health Care	9.7%
Consumer Staples	8.1%
Basic Materials	8.0%
Technology	7.1%
Retailing	5.1%
Industrial Goods & Services	4.4%
Transportation	3.4%
Special Products & Services	3.1%
Autos & Housing	3.1%
Leisure	2.4%

Country weightings
Japan	18.0%
France	11.9%
United Kingdom	11.3%
Germany	10.8%
Switzerland	10.4%
Italy	5.7%
Netherlands	4.3%
Spain	3.0%
China	2.9%
Other Countries	21.7%

Percentages are based on net assets as of 12/31/08.

The portfolio is actively managed and current holdings may be different.

2

MANAGEMENT REVIEW

Summary of Results

For the twelve months ended December 31, 2008, Initial Class shares of the MFS Research International Portfolio (the “fund”) provided a total return of –42.49%, while Service Class shares of the fund provided a total return of –42.60%. These compare with a return of –43.06% for the fund’s benchmark, the MSCI EAFE Index. The fund’s other benchmark, the MSCI All Country World
(ex-US) Index, generated a return of –45.24% over the reporting period.

Market Environment

The U.S. economy and financial markets experienced significant deterioration and extraordinary volatility over the reporting period. U.S. economic growth slowed significantly, despite the short-term bounce from the second quarter fiscal stimulus. Strong domestic headwinds included accelerated deterioration in the housing market, anemic corporate investment, a rapidly declining job market, and a much tighter credit environment. During the period, a seemingly continuous series of tumultuous financial events hammered markets, including: the distressed sale of failing Bear Stearns to JPMorgan, the conservatorship of Government Sponsored Enterprises (GSEs) Fannie Mae and Freddie Mac, the bankruptcy of investment bank Lehman Brothers, the Federal Reserve Bank’s complex intervention of insurance company American International Group (AIG), the nationalization of several large European banks, the failure of Washington Mutual, and the distressed sale of Wachovia. As a result of this barrage of turbulent news, global equity markets pushed significantly lower and credit markets witnessed the worst dislocation since the beginning of the credit crisis. Though conditions improved towards the end of the period, the state of financial and macroeconomic dislocation remained severe.

While reasonably resilient during the first half of the period, the global economy and financial system increasingly experienced considerable negative spillovers from the U.S. slowdown. Not only did Europe and Japan show obvious signs of economic softening, the more powerful engine of global growth – emerging markets – also displayed weakening dynamics.

During the reporting period, the U.S. Federal Reserve Board cut interest rates aggressively and introduced a multitude of new lending facilities to alleviate ever-tightening credit markets, while the U.S. federal government moved quickly to design and implement a meaningful fiscal stimulus package. Although several other global central banks also cut rates, the dilemma of rising energy and food prices heightened concerns among central bankers that inflationary expectations might become unhinged despite weaker growth. Only later in the reporting period did slowing global growth result in a very precipitous decline in commodity prices, which significantly eased inflation and inflationary expectations. As inflationary concerns diminished in the face of global deleveraging, and equity and credit markets deteriorated more sharply, a coordinated rate cut marked the beginning of much more aggressive easing by the major global central banks.

Contributors to Performance

Stock selection in the basic materials sector was a contributor to performance relative to the MSCI EAFE Index. Not owning mining operator Rio Tinto (United Kingdom) for most of the fourth quarter bolstered relative results as the company’s shares experienced significant decline during that period.

Although stock selection in the industrial goods and services sector also boosted relative performance, no individual stocks within this sector were among the fund’s top contributors for the reporting period.

Elsewhere, pharmaceutical company Roche Holding (Switzerland), parcel delivery service company Yamato Holdings (Japan), railway service operator East Japan Railway, and biopharmaceutical company Actelion (Switzerland) aided performance relative to the benchmark. Shares of Actelion delivered positive returns as the company’s revenue rose, in part, due to the robust sales growth of its pulmonary arterial hypertension drug Tracleer. The fund’s positioning in pharmaceutical company Astellas Pharma(g) (Japan), fashion distributor Industria de Diseno Textil (Spain), and telecommunications company KDDI Corp. (Japan) had a positive impact on relative performance. The fund held these securities for part of the reporting period, during which these stocks outperformed the benchmark. The fund also benefited from selling off banking firm Royal Bank of Scotland(g) prior to the stock’s precipitous decline.

During the reporting period, currency exposure contributed to the fund’s relative performance. All of MFS’ investment decisions are driven by the fundamentals of each individual opportunity and, as such, it is common for our funds to have different currency exposure than the benchmark.

The fund’s cash position also helped. The fund holds cash to buy new holdings and to provide liquidity. In a period when equity markets declined, as measured by the fund’s benchmark, holding cash helped performance versus the benchmark, which has no cash position.

Detractors from Performance

Stock selection in the financial services sector was a primary detractor from relative performance during the reporting period. In this sector, banking and financial services firms, Anglo Irish Bank (g), Barclays (United Kingdom), Bank of Cyprus (aa), and BNP Paribas (France), were among the top relative detractors as these companies underperformed the benchmark. Shares of

3

Management Review – continued

France’s largest bank, BNP Paribas, declined as the company lowered its earnings estimates because of losses in equity and fixed income derivatives. Our positions in banking firms, Erste Group Bank(g) (Germany), Intesa Sanpaolo (Italy), and BOC Hong Kong Holdings(g), held back relative performance as all three experienced declines during the periods in which the fund held them.

Although a combination of an underweighted position and stock selection in the utilities and communications sector hampered relative performance, no individual stocks within this sector were among the fund’s top detractors.

Holdings of information technology services provider Satyam Computer Services (aa)(g) (India) had a negative impact on relative results. Not owning automobile manufacturer Volkswagen (Germany) and integrated oil company BP PLC (United Kingdom) hurt relative performance as both companies outperformed the benchmark.

Respectfully,

Jose Luis Garcia	Thomas Melendez
Portfolio Manager	Portfolio Manager

(aa)	Security is not a benchmark constituent.

(g)	Security was not held in the portfolio at period end.

The views expressed in this report are those of the portfolio managers only through the end of the period of the report as stated on the cover and do not necessarily reflect the views of MFS or any other person in the MFS organization. These views are subject to change at any time based on market or other conditions, and MFS disclaims any responsibility to update such views. These views may not be relied upon as investment advice or an indication of trading intent on behalf of any MFS portfolio. References to specific securities are not recommendations of such securities, and may not be representative of any MFS portfolio’s current or future investments.

4

PERFORMANCE SUMMARY THROUGH 12/31/08

The following chart illustrates the historical performance of the fund in comparison to its benchmark(s). Benchmark comparisons are unmanaged; do not reflect any fees or expenses; and cannot be invested in directly. The performance of other share classes will be greater than or less than that of the class depicted below. (See Notes to Performance Summary.)

Performance data shown represents past performance and is no guarantee of future results. Investment return and principal value fluctuate so your units, when sold, may be worth more or less than the original cost; current performance may be lower or higher than quoted. The performance shown does not reflect the deduction of taxes, if any, that a contract holder would pay on fund distributions or the redemption of contract units. The returns for the fund shown also do not reflect the deduction of expenses associated with variable products, such as mortality and expense risk charges, separate account charges, and sales charges imposed by the insurance company separate accounts. Such expenses would reduce the overall returns shown.

Growth of a hypothetical $10,000 investment

Total rates of return through 12/31/08

Average Annual Total Returns

Share class	Class inception date	1-yr	5-yr	10-yr
Initial Class	5/06/98	(42.49)%	3.22%	5.00%
Service Class	8/24/01	(42.60)%	2.98%	4.81%

Comparative Benchmarks

MSCI EAFE (Europe, Australasia, Far East) Index (f)	(43.06)%	2.10%	1.18%
MSCI All Country World (ex-US) Index (f)	(45.24)%	3.00%	2.27%

(f)	Source: FactSet Research Systems, Inc.

Benchmark Definitions

MSCI EAFE (Europe, Australasia, Far East) Index – a market capitalization-weighted index that is designed to measure equity market performance in the developed markets, excluding the U.S. and Canada.

MSCI All Country World (ex-US) Index – a market capitalization-weighted index that is designed to measure equity market performance in the developed and emerging markets, excluding the U.S.

It is not possible to invest directly in an index.

Notes to Performance Summary

Performance for the Service Class includes the performance of the fund’s Initial Class for periods prior to their offering. Because Service Class expenses are higher than those of Initial Class, performance shown for Service Class is higher than it would have been had it been offered for the entire period. Performance has not been adjusted to take into account differences in class specific operating expenses (such as Rule 12b-1 fees). Please see the prospectus for additional information about performance and expenses.

Performance results reflect any applicable expense subsidies and waivers in effect during the periods shown. Without such subsidies and waivers the fund’s performance results would be less favorable. Please see the prospectus for complete details. All results are historical and assume the reinvestment of any dividends and capital gains distributions.

From time to time the fund may receive proceeds from litigation settlements, without which performance would be lower.

5

EXPENSE TABLE

Fund Expenses Borne by the Contract Holders During the Period,

July 1, 2008 through December 31, 2008

As a contract holder of the fund, you incur ongoing costs, including management fees; distribution (12b-1) fees; and other fund expenses. This example is intended to help you understand your ongoing costs (in dollars) of investing in the fund and to compare these costs with the ongoing costs of investing in other mutual funds.

The example is based on an investment of $1,000 invested at the beginning of the period and held for the entire period July 1, 2008 through December 31, 2008.

Actual Expenses

The first line for each share class in the following table provides information about actual account values and actual expenses. You may use the information in this line, together with the amount you invested, to estimate the expenses that you paid over the period. Simply divide your account value by $1,000 (for example, an $8,600 account value divided by $1,000 = 8.6), then multiply the result by the number in the first line under the heading entitled “Expenses Paid During Period” to estimate the expenses you paid on your account during this period.

Hypothetical Example for Comparison Purposes

The second line for each share class in the following table provides information about hypothetical account values and hypothetical expenses based on the fund’s actual expense ratio and an assumed rate of return of 5% per year before expenses, which is not the fund’s actual return. The hypothetical account values and expenses may not be used to estimate the actual ending account balance or expenses you paid for the period. You may use this information to compare the ongoing costs of investing in the fund and other funds. To do so, compare this 5% hypothetical example with the 5% hypothetical examples that appear in the shareholder reports of the other funds.

Please note that the expenses shown in the table are meant to highlight the fund’s ongoing costs only and do not take into account the fees and expenses imposed under the variable contracts through which your investment in the fund is made. Therefore, the second line for each share class in the table is useful in comparing ongoing costs associated with an investment in vehicles (such as the fund) which fund benefits under variable annuity and variable life insurance contracts and to qualified pension and retirement plans only, and will not help you determine the relative total costs of investing in the fund through variable annuity and variable life insurance contracts. If the fees and expenses imposed under the variable contracts were included, your costs would have been higher.

Share Class		Annualized Expense Ratio	Beginning Account Value 7/01/08	Ending Account Value 12/31/08	Expenses Paid During Period (p) 7/01/08-12/31/08
Initial Class	Actual	1.11%	$1,000.00	$633.93	$4.56
	Hypothetical (h)	1.11%	$1,000.00	$1,019.56	$5.63
Service Class	Actual	1.35%	$1,000.00	$633.55	$5.54
	Hypothetical (h)	1.35%	$1,000.00	$1,018.35	$6.85

(h)	5% class return per year before expenses.

(p)	Expenses paid is equal to each class’ annualized expense ratio, as shown above, multiplied by the average account value over the period, multiplied by the number of days in the period, divided by the number of days in the year.

6

PORTFOLIO OF INVESTMENTS – 12/31/08

The Portfolio of Investments is a complete list of all securities owned by your fund. It is categorized by broad-based asset classes.

Issuer	Shares/Par	Value ($)

COMMON STOCKS – 99.0%
Airlines – 0.1%
Grupo Aeroportuario del Pacifico S.A. de C.V., ADR	10,140	$233,423

Alcoholic Beverages – 0.8%
Heineken N.V.	40,380	$1,240,618

Apparel Manufacturers – 2.1%
Li & Fung Ltd.	516,000	$884,168
LVMH Moet Hennessy Louis Vuitton S.A.	35,960	2,416,013

		$3,300,181

Automotive – 0.9%
Bridgestone Corp.	53,500	$803,507
Compagnie Generale des Etablissements Michelin	12,220	640,746

		$1,444,253

Biotechnology – 0.8%
Actelion Ltd. (a)	22,807	$1,284,520

Broadcasting – 2.4%
Grupo Televisa S.A., ADR	91,920	$1,373,285
WPP Group PLC	421,412	2,456,513

		$3,829,798

Brokerage & Asset Managers – 1.8%
Daiwa Securities Group, Inc.	367,000	$2,187,124
Deutsche Boerse AG	10,190	742,161

		$2,929,285

Business Services – 0.7%
Mitsubishi Corp.	83,900	$1,177,825

Computer Software – 0.9%
SAP AG	41,350	$1,481,948

Computer Software – Systems – 1.1%
Acer, Inc.	809,000	$1,060,703
Cap Gemini S.A.	18,620	717,677

		$1,778,380

Conglomerates – 2.4%
Keppel Corp. Ltd.	277,000	$839,549
Siemens AG	39,030	2,923,365

		$3,762,914

Construction – 2.2%
Corporacion Moctezuma S.A. de C.V.	72,700	$112,868
CRH PLC	51,170	1,291,411
Duratex S.A., IPS	36,900	233,673
Geberit AG	14,280	1,538,402
Urbi Desarrollos Urbanos S.A. de C.V. (a)	200,450	275,160

		$3,451,514

Consumer Goods & Services – 1.4%
Beiersdorf AG	14,540	$864,995
Hengan International Group Co. Ltd.	218,000	700,395
Kimberly-Clark de Mexico S.A. de C.V., “A”	200,940	660,925

		$2,226,315

Issuer	Shares/Par	Value ($)

COMMON STOCKS – continued
Containers – 1.5%
Brambles Ltd.	445,980	$2,317,375

Electrical Equipment – 1.5%
LS Industrial Systems Co. Ltd. (a)	24,220	$967,118
Schneider Electric S.A.	18,804	1,404,590

		$2,371,708

Electronics – 4.5%
ASML Holding N.V.	55,294	$986,727
Konica Minolta Holdings, Inc.	152,000	1,177,814
Ricoh Co. Ltd.	160,000	2,037,660
Samsung Electronics Co. Ltd.	2,420	878,745
Taiwan Semiconductor Manufacturing Co. Ltd.	924,000	1,264,707
Tokyo Electron Ltd.	23,800	835,815

		$7,181,468

Energy – Independent – 1.5%
CNOOC Ltd.	585,000	$555,920
INPEX Corp.	159	1,256,188
Tullow Oil PLC	60,417	578,154

		$2,390,262

Energy – Integrated – 9.1%
Chevron Corp.	9,780	$723,427
Eni S.p.A.	115,090	2,727,159
Marathon Oil Corp.	21,920	599,731
OAO Gazprom, ADR	31,740	452,295
Petroleo Brasileiro S.A., ADR	31,670	775,598
Royal Dutch Shell PLC, “A”	142,130	3,715,324
Statoil A.S.A. (l)	99,100	1,632,204
TOTAL S.A.	71,540	3,900,194

		$14,525,932

Engineering – Construction – 0.4%
JGC Corp.	45,000	$677,041

Food & Beverages – 5.0%
Groupe Danone	38,141	$2,301,999
Nestle S.A.	123,639	4,872,931
Unilever N.V.	32,780	794,263

		$7,969,193

Food & Drug Stores – 0.5%
Lawson, Inc.	13,000	$749,737

Insurance – 2.6%
AXA (l)	134,050	$2,988,604
QBE Insurance Group Ltd.	66,030	1,200,266

		$4,188,870

Internet – 0.0%
Universo Online S.A., IPS	20,400	$64,672

7

Portfolio of Investments – continued

Issuer	Shares/Par	Value ($)

COMMON STOCKS – continued
Machinery & Tools – 2.5%
Assa Abloy AB, “B” (l)	123,240	$1,398,339
Bucyrus International, Inc.	53,590	992,487
Glory Ltd.	83,700	1,637,064

		$4,027,890

Major Banks – 9.3%
Barclays PLC	570,637	$1,286,457
BNP Paribas	53,669	2,256,727
Hang Seng Bank Ltd.	54,000	713,208
Intesa Sanpaolo S.p.A.	915,745	3,298,451
Overseas-Chinese Banking Corp. Ltd.	227,000	790,897
Standard Bank Group Ltd.	116,675	1,057,068
Standard Chartered PLC	137,030	1,751,697
Sumitomo Mitsui Financial Group, Inc.	474	2,053,255
Unibanco-Uniao de Bancos Brasileiros S.A., ADR	25,700	1,660,734

		$14,868,494

Metals & Mining – 2.4%
BHP Billiton PLC	148,050	$2,788,800
Rio Tinto Ltd.	46,020	997,107

		$3,785,907

Natural Gas – Distribution – 1.8%
Gaz de France	48,462	$2,400,178
Tokyo Gas Co. Ltd.	103,000	521,950

		$2,922,128

Network & Telecom – 0.6%
Nokia Oyj	61,160	$948,159

Oil Services – 0.3%
Saipem S.p.A.	32,690	$548,909

Other Banks & Diversified Financials – 8.0%
Aeon Credit Service Co. Ltd.	125,900	$1,332,034
Bank of Cyprus Public Co. Ltd.	237,902	891,071
Chiba Bank Ltd.	185,000	1,155,898
China Construction Bank	4,661,000	2,579,340
CSU Cardsystem S.A. (a)	76,120	75,076
HDFC Bank Ltd., ADR	12,700	906,526
Shizuoka Bank Ltd.	98,000	1,135,198
UBS AG (a)	96,885	1,405,200
Unione di Banche Italiane ScpA	171,531	2,482,547
United Overseas Bank Ltd.	92,000	830,490

		$12,793,380

Pharmaceuticals – 8.9%
Bayer AG	34,410	$2,021,407
Daiichi Sankyo Co. Ltd.	96,200	2,286,637
Merck KGaA	26,060	2,369,311
Novartis AG	48,920	2,451,112
Roche Holding AG	33,150	5,102,902

		$14,231,369

Precious Metals & Minerals – 0.3%
Paladin Resources Ltd. (a)(l)	259,774	$455,824

Railroad & Shipping – 1.4%
East Japan Railway Co.	288	$2,249,229

Issuer	Shares/Par	Value ($)

COMMON STOCKS – continued
Specialty Chemicals – 3.8%
Akzo Nobel N.V.	78,670	$3,244,141
Linde AG	26,680	2,257,754
Symrise AG	34,929	493,330

		$5,995,225

Specialty Stores – 2.5%
Esprit Holdings Ltd.	132,800	$756,964
Industria de Diseno Textil S.A.	49,850	2,203,436
Kingfisher PLC	408,140	798,211
NEXT PLC	14,430	225,918

		$3,984,529

Telecommunications – Wireless – 4.5%
America Movil S.A.B. de C.V., “L”, ADR	46,910	$1,453,741
KDDI Corp.	226	1,609,660
Rogers Communications, Inc., “B”	24,610	729,429
Vodafone Group PLC	1,712,540	3,447,538

		$7,240,368

Telephone Services – 2.5%
BCE, Inc.	27,560	$561,023
China Unicom Ltd.	642,000	780,991
Telefonica S.A.	116,510	2,611,626

		$3,953,640

Tobacco – 0.9%
Japan Tobacco, Inc.	438	$1,450,395

Trucking – 1.9%
TNT N.V.	29,960	$573,047
Yamato Holdings Co. Ltd.	193,000	2,516,584

		$3,089,631

Utilities – Electric Power – 3.2%
E.ON AG	103,144	$4,170,850
NTPC Ltd.	234,908	875,154

		$5,046,004

Total Common Stocks (Identified Cost, $200,086,707)		$158,168,313

REPURCHASE AGREEMENTS – 1.1%
Goldman Sachs, 0.01%, dated 12/31/08, due 1/02/09, total to be received $1,749,001 (secured by U.S. Treasury and Federal Agency obligations and Mortgage Backed securities in a jointly traded account)	$1,749,000	$1,749,000
Morgan Stanley, 0.02%, dated 12/31/08, due 1/02/09, total to be received $7,000.01 (secured by U.S. Treasury and Federal Agency obligations and Mortgage Backed securities in a jointly traded account)	7,000	7,000

Total Repurchase Agreements, at Cost		$1,756,000

8

Portfolio of Investments – continued

Issuer	Shares/Par	Value ($)

COLLATERAL FOR SECURITIES LOANED – 0.4%
Navigator Securities Lending Prime Portfolio, at Cost and Net Asset Value	729,734	$729,734

Total Investments (Identified Cost, $202,572,441)		$160,654,047

OTHER ASSETS, LESS LIABILITIES – (0.5)%		(852,570)

Net Assets – 100.0%		$159,801,477

(a)	Non-income producing security.

(l)	All or a portion of this security is on loan.

The following abbreviations are used in this report and are defined:

ADR	American Depository Receipt

IPS	International Preference Stock

See Notes to Financial Statements

9

FINANCIAL STATEMENTS  |  STATEMENT OF ASSETS AND LIABILITIES

This statement represents your fund’s balance sheet, which details the assets and liabilities comprising the total value of the fund.

At 12/31/08
Assets
Investments, at value, including $686,101 of securities on loan (identified cost, $202,572,441)	$160,654,047
Cash	10
Foreign currency, at value (identified cost, $103,004)	103,062
Receivable for investments sold	865,296
Interest and dividends receivable	202,961
Receivable from investment adviser	44,304
Other assets	8,220
Total assets		$161,877,900
Liabilities
Payable for investments purchased	$963,588
Payable for fund shares reacquired	166,626
Collateral for securities loaned, at value	729,734
Payable to affiliates
Management fee	7,757
Distribution fees	1,536
Administrative services fee	454
Payable for trustees’ compensation	306
Accrued expenses and other liabilities	206,422
Total liabilities		$2,076,423
Net assets		$159,801,477
Net assets consist of
Paid-in capital	$238,612,315
Unrealized appreciation (depreciation) on investments and translation of assets and liabilities in foreign currencies	(41,928,759)
Accumulated net realized gain (loss) on investments and foreign currency transactions	(41,792,525)
Undistributed net investment income	4,910,446
Net assets		$159,801,477
Shares of beneficial interest outstanding		16,218,330
Initial Class shares
Net assets	$45,835,099
Shares outstanding	4,610,484
Net asset value per share		$9.94
Service Class shares
Net assets	$113,966,378
Shares outstanding	11,607,846
Net asset value per share		$9.82

See Notes to Financial Statements

10

FINANCIAL STATEMENTS  |  STATEMENT OF OPERATIONS

This statement describes how much your fund earned in investment income and accrued in expenses. It also describes any gains and/or losses generated by fund operations.

Year ended 12/31/08
Net investment income
Income
Dividends	$8,743,587
Interest	364,703
Foreign taxes withheld	(787,766)
Total investment income		$8,320,524
Expenses
Management fee	$2,123,790
Distribution fees	399,683
Administrative services fee	71,127
Trustees’ compensation	33,070
Custodian fee	360,361
Shareholder communications	75,092
Auditing fees	54,608
Legal fees	7,128
Miscellaneous	35,603
Total expenses		$3,160,462
Fees paid indirectly	(81)
Reduction of expenses by investment adviser	(151,075)
Net expenses		$3,009,306
Net investment income		$5,311,218
Realized and unrealized gain (loss) on investments and foreign currency transactions
Realized gain (loss) (identified cost basis)
Investment transactions (net of $310,896 country tax)	$(41,121,761)
Foreign currency transactions	(56,539)
Net realized gain (loss) on investments and foreign currency transactions		$(41,178,300)
Change in unrealized appreciation (depreciation)
Investments (net of $409,212 decrease in deferred country tax)	$(87,251,123)
Translation of assets and liabilities in foreign currencies	(22,473)
Net unrealized gain (loss) on investments and foreign currency translation		$(87,273,596)
Net realized and unrealized gain (loss) on investments and foreign currency		$(128,451,896)
Change in net assets from operations		$(123,140,678)

See Notes to Financial Statements

11

FINANCIAL STATEMENTS  |  STATEMENTS OF CHANGES IN NET ASSETS

These statements describe the increases and/or decreases in net assets resulting from operations, any distributions, and any shareholder transactions.

For years ended 12/31	2008	2007
Change in net assets
From operations
Net investment income	$5,311,218	$4,003,869
Net realized gain (loss) on investments and foreign currency transactions	(41,178,300)	34,746,459
Net unrealized gain (loss) on investments and foreign currency translation	(87,273,596)	(2,095,000)
Change in net assets from operations	$(123,140,678)	$36,655,328
Distributions declared to shareholders
From net investment income
Initial Class	$(1,388,519)	$(1,348,290)
Service Class	(2,403,332)	(1,714,493)
From net realized gain on investments
Initial Class	(11,353,704)	(13,244,493)
Service Class	(23,450,266)	(19,773,948)
Total distributions declared to shareholders	$(38,595,821)	$(36,081,224)
Change in net assets from fund share transactions	$10,804,008	$34,657,431
Total change in net assets	$(150,932,491)	$35,231,535
Net assets
At beginning of period	310,733,968	275,502,433
At end of period (including undistributed net investment income of $4,910,446 and $3,768,641, respectively)	$159,801,477	$310,733,968

See Notes to Financial Statements

12

FINANCIAL STATEMENTS  |  FINANCIAL HIGHLIGHTS

The financial highlights table is intended to help you understand the fund’s financial performance for the past 5 years. Certain information reflects financial results for a single fund share. The total returns in the table represent the rate by which an investor would have earned (or lost) on an investment in the fund share class (assuming reinvestment of all distributions) held for the entire period.

Initial Class	Years ended 12/31
	2008	2007	2006	2005	2004
Net asset value, beginning of period	$19.92	$19.94	$16.74	$14.48	$12.01
Income (loss) from investment operations
Net investment income (d)	$0.37	$0.30	$0.22	$0.17	$0.14
Net realized and unrealized gain (loss) on investments and foreign currency	(7.71)	2.21	4.30	2.21	2.39
Total from investment operations	$(7.34)	$2.51	$4.52	$2.38	$2.53
Less distributions declared to shareholders
From net investment income	$(0.29)	$(0.23)	$(0.21)	$(0.12)	$(0.06)
From net realized gain on investments	(2.35)	(2.30)	(1.11)	—	—
Total distributions declared to shareholders	$(2.64)	$(2.53)	$(1.32)	$(0.12)	$(0.06)
Net asset value, end of period	$9.94	$19.92	$19.94	$16.74	$14.48
Total return (%) (k)(r)(s)	(42.49)	13.15	27.47	16.56	21.20
Ratios (%) (to average net assets) and Supplemental data:
Expenses before expense reductions (f)	1.17	1.06	1.13	1.12	1.10
Expenses after expense reductions (f)	1.11	1.06	1.13	1.12	1.10
Net investment income	2.43	1.51	1.23	1.11	1.11
Portfolio turnover	82	68	80	83	102
Net assets at end of period (000 Omitted)	$45,835	$108,167	$119,534	$95,752	$86,526

Service Class	Years ended 12/31
	2008	2007	2006	2005	2004
Net asset value, beginning of period	$19.70	$19.77	$16.61	$14.39	$11.95
Income (loss) from investment operations
Net investment income (d)	$0.32	$0.23	$0.16	$0.12	$0.10
Net realized and unrealized gain (loss) on investments and foreign currency	(7.61)	2.20	4.29	2.19	2.39
Total from investment operations	$(7.29)	$2.43	$4.45	$2.31	$2.49
Less distributions declared to shareholders
From net investment income	$(0.24)	$(0.20)	$(0.18)	$(0.09)	$(0.05)
From net realized gain on investments	(2.35)	(2.30)	(1.11)	—	—
Total distributions declared to shareholders	$(2.59)	$(2.50)	$(1.29)	$(0.09)	$(0.05)
Net asset value, end of period	$9.82	$19.70	$19.77	$16.61	$14.39
Total return (%) (k)(r)(s)	(42.60)	12.81	27.25	16.19	20.96
Ratios (%) (to average net assets) and Supplemental data:
Expenses before expense reductions (f)	1.42	1.31	1.38	1.37	1.36
Expenses after expense reductions (f)	1.36	1.31	1.38	1.37	1.36
Net investment income	2.17	1.19	0.89	0.78	0.78
Portfolio turnover	82	68	80	83	102
Net assets at end of period (000 Omitted)	$113,966	$202,567	$155,969	$90,076	$61,087

(d)	Per share data is based on average shares outstanding.

(f)	Ratios do not reflect reductions from fees paid indirectly, if applicable.

(k)	The total return does not reflect expenses that apply to separate accounts. Inclusion of these charges would reduce the total return figures for all periods shown.

(r)	Certain expenses have been reduced without which performance would have been lower.

(s)	From time to time the fund may receive proceeds from litigation settlements, without which performance would be lower.

See Notes to Financial Statements

13

NOTES TO FINANCIAL STATEMENTS

(1)	Business and Organization

MFS Research International Portfolio (the fund) is a series of MFS Variable Insurance Trust II (the trust). The trust is organized as a Massachusetts business trust and is registered under the Investment Company Act of 1940, as amended, as an open-end management investment company. The shares of the fund are sold to variable accounts established by insurance companies to fund benefits under variable contracts issued by such companies, and qualified retirement and pension plans.

(2)	Significant Accounting Policies

General – The preparation of financial statements in conformity with U.S. generally accepted accounting principles requires management to make estimates and assumptions that affect the reported amounts of assets and liabilities, and disclosure of contingent assets and liabilities at the date of the financial statements and the reported amounts of revenues and expenses during the reporting period. Actual results could differ from those estimates. The fund can invest in foreign securities, including securities of emerging market issuers. Investments in foreign securities are vulnerable to the effects of changes in the relative values of the local currency and the U.S. dollar and to the effects of changes in each country’s legal, political, and economic environment. The markets of emerging markets countries are generally more volatile than the markets of developed countries with more mature economies. All of the risks of investing in foreign securities previously described are heightened when investing in emerging markets countries.

In March 2008, FASB Statement No. 161, Disclosures about Derivative Instruments and Hedging Activities (the “Standard”) was issued, and is effective for financial statements issued for fiscal years and interim periods beginning after November 15, 2008. This Standard provides enhanced disclosures about the fund’s use of and accounting for derivative instruments and the effect of derivative instruments on the fund’s results of operations and financial position. Management is evaluating the application of the Standard to the fund, and has not at this time determined the impact, if any, resulting from the adoption of this Standard on the fund’s financial statements.

FASB Staff Position (FSP) 133-1 was implemented during the period. FSP 133-1 amends FAS 133 to require sellers of credit derivatives to make disclosures that will enable financial statement users to assess the potential effects of those credit derivatives on an entity’s financial position, financial performance and cash flows. There was no impact from implementing FSP 133-1 as the fund did not hold any of these credit derivatives at period end.

Investment Valuations – Equity securities, including restricted equity securities, are generally valued at the last sale or official closing price as reported by a third party pricing service on the market or exchange on which they are primarily traded. For securities for which there were no sales reported that day, equity securities are generally valued at the last quoted daily bid quotation as reported by a third party pricing service on the market or exchange on which they are primarily traded. For securities held short for which there were no sales reported for the day, the position is generally valued at the last quoted daily ask quotation as reported by a third party pricing service on the market or exchange on which such securities are primarily traded. Short-term instruments with a maturity at issuance of 60 days or less may be valued at amortized cost, which approximates market value. Open-end investment companies are generally valued at net asset value per share. Securities and other assets generally valued on the basis of information from a third party pricing service may also be valued at a broker-dealer bid quotation. Values obtained from pricing services can utilize both dealer-supplied valuations and electronic data processing techniques, which take into account factors such as institutional-size trading in similar groups of securities, yield, quality, coupon rate, maturity, type of issue, trading characteristics, and other market data. The values of foreign securities and other assets and liabilities expressed in foreign currencies are converted to U.S. dollars using the mean of bid and asked prices for rates reported by a third party pricing service.

The Board of Trustees has delegated primary responsibility for determining or causing to be determined the value of the fund’s investments (including any fair valuation) to the adviser pursuant to valuation policies and procedures approved by the Board. If the adviser determines that reliable market quotations are not readily available, investments are valued at fair value as determined in good faith by the adviser in accordance with such procedures under the oversight of the Board of Trustees. Under the fund’s valuation policies and procedures, market quotations are not considered to be readily available for most types of debt instruments and floating rate loans and many types of derivatives. These investments are generally valued at fair value based on information from third party pricing services. In addition, investments may be valued at fair value if the adviser determines that an investment’s value has been materially affected by events occurring after the close of the exchange or market on which the investment is principally traded (such as foreign exchange or market) and prior to the determination of the fund’s net asset value, or after the halting of trading of a specific security where trading does not resume prior to the close of the exchange or market on which the security is principally traded. Events that occur on a frequent basis after foreign markets close (such as developments in foreign markets and significant movements in the U.S. markets) and prior to the determination of the fund’s net asset value may be deemed to have a material affect on the value of securities traded in foreign markets. Accordingly, the fund’s foreign equity securities may often be valued at fair value. The adviser may rely on third party

14

Notes to Financial Statements – continued

pricing services or other information (such as the correlation with price movements of similar securities in the same or other markets; the type, cost and investment characteristics of the security; the business and financial condition of the issuer; and trading and other market data) to assist in determining whether to fair value and at what value to fair value an investment. The value of an investment for purposes of calculating the fund’s net asset value can differ depending on the source and method used to determine value. When fair valuation is used, the value of investments used to determine the fund’s net asset value may differ from quoted or published prices for the same investments.

The fund adopted FASB Statement No. 157, Fair Value Measurements (the “Statement”). This Statement provides a single definition of fair value, a hierarchy for measuring fair value and expanded disclosures about fair value measurements.

Various inputs are used in determining the value of the fund’s assets or liabilities carried at market value. These inputs are categorized into three broad levels. Level 1 includes quoted prices in active markets for identical assets or liabilities. Level 2 includes other significant observable market-based inputs (including quoted prices for similar securities, interest rates, prepayment speed, and credit risk). Level 3 includes unobservable inputs, which may include the adviser’s own assumptions in determining the fair value of investments. Other financial instruments are derivative instruments not reflected in total investments, such as futures, forwards, swap contracts and written options. The following is a summary of the levels used as of December 31, 2008 in valuing the fund’s assets or liabilities carried at market value:

	Level 1	Level 2	Level 3	Total
Investments in Securities	$16,729,798	$143,924,249	$—	$160,654,047
Other Financial Instruments	$—	$—	$—	$—

Repurchase Agreements – The fund may enter into repurchase agreements with approved counterparties. Each repurchase agreement is recorded at cost. The fund requires that the securities collateral in a repurchase transaction be transferred to a custodian. The fund monitors, on a daily basis, the value of the collateral to ensure that its value, including accrued interest, is greater than amounts owed to the fund under each such repurchase agreement. The fund and other funds managed by Massachusetts Financial Services Company (MFS), may utilize a joint trading account for the purpose of entering into one or more repurchase agreements.

Foreign Currency Translation – Purchases and sales of foreign investments, income, and expenses are converted into U.S. dollars based upon currency exchange rates prevailing on the respective dates of such transactions or on the reporting date for foreign denominated receivables and payables. Gains and losses attributable to foreign currency exchange rates on sales of securities are recorded for financial statement purposes as net realized gains and losses on investments. Gains and losses attributable to foreign exchange rate movements on receivables, payables, income and expenses are recorded for financial statement purposes as foreign currency transaction gains and losses. That portion of both realized and unrealized gains and losses on investments that results from fluctuations in foreign currency exchange rates is not separately disclosed.

Security Loans – State Street Bank and Trust Company (“State Street”), as lending agent, may loan the securities of the fund to certain qualified institutions (the “Borrowers”) approved by the fund. The loans are collateralized by cash and/or U.S. Treasury and federal agency obligations in an amount typically at least equal to the market value of the securities loaned. State Street provides the fund with indemnification against Borrower default. The fund bears the risk of loss with respect to the investment of cash collateral. On loans collateralized by cash, the cash collateral is invested in a money market fund or short-term securities. A portion of the income generated upon investment of the collateral is remitted to the Borrowers, and the remainder is allocated between the fund and the lending agent. On loans collateralized by U.S. Treasury and/or federal agency obligations, a fee is received from the Borrower, and is allocated between the fund and the lending agent. Income from securities lending is included in interest income on the Statement of Operations. The dividend and interest income earned on the securities loaned is accounted for in the same manner as other dividend and interest income.

Indemnifications – Under the fund’s organizational documents, its officers and trustees may be indemnified against certain liabilities and expenses arising out of the performance of their duties to the fund. Additionally, in the normal course of business, the fund enters into agreements with service providers that may contain indemnification clauses. The fund’s maximum exposure under these agreements is unknown as this would involve future claims that may be made against the fund that have not yet occurred.

Investment Transactions and Income – Investment transactions are recorded on the trade date. Interest income is recorded on the accrual basis. All premium and discount is amortized or accreted for financial statement purposes in accordance with U.S. generally accepted accounting principles. Dividends received in cash are recorded on the ex-dividend date. Certain dividends from foreign securities will be recorded when the fund is informed of the dividend if such information is obtained subsequent to the ex-dividend date. Dividend and interest payments received in additional securities are recorded on the ex-dividend or ex-interest date in an amount equal to the value of the security on such date.

15

Notes to Financial Statements – continued

The fund may receive proceeds from litigation settlements. Any proceeds received from litigation involving portfolio holdings are reflected in the Statement of Operations in realized gain/loss if the security has been disposed of by the fund or in unrealized gain/loss if the security is still held by the fund. Any other proceeds from litigation not related to portfolio holdings are reflected as other income in the Statement of Operations.

Fees Paid Indirectly – The fund’s custody fee may be reduced according to an arrangement that measures the value of cash deposited with the custodian by the fund. This amount, for the year ended December 31, 2008, is shown as a reduction of total expenses on the Statement of Operations.

Tax Matters and Distributions – The fund intends to qualify as a regulated investment company, as defined under Subchapter M of the Internal Revenue Code, and to distribute all of its taxable income, including realized capital gains. As a result, no provision for federal income taxes is required. Each of the fund’s federal tax returns for the prior three fiscal years remain subject to examination by the Internal Revenue Service. Foreign taxes, if any, have been accrued by the fund in the accompanying financial statements.

Distributions to shareholders are recorded on the ex-dividend date. Income and capital gain distributions are determined in accordance with income tax regulations, which may differ from U.S. generally accepted accounting principles. Certain capital accounts in the financial statements are periodically adjusted for permanent differences in order to reflect their tax character. These adjustments have no impact on net assets or net asset value per share. Temporary differences which arise from recognizing certain items of income, expense, gain or loss in different periods for financial statement and tax purposes will reverse at some time in the future. Distributions in excess of net investment income or net realized gains are temporary overdistributions for financial statement purposes resulting from differences in the recognition or classification of income or distributions for financial statement and tax purposes.

Book/tax differences primarily relate to passive foreign investment companies, wash sale loss deferrals, and foreign taxes.

The tax character of distributions declared to shareholders for the last two fiscal years is as follows:

	12/31/08	12/31/07
Ordinary income (including any short-term capital gains)	$14,469,441	$16,507,896
Long-term capital gain	24,126,380	19,573,328
	$38,595,821	$36,081,224

The federal tax cost and the tax basis components of distributable earnings were as follows:

As of 12/31/08
Cost of investments	$210,904,277
Gross appreciation	6,526,886
Gross depreciation	(56,777,116)
Net unrealized appreciation (depreciation)	$(50,250,230)
Undistributed ordinary income	4,915,937
Capital loss carryforwards	(33,329,009)
Other temporary differences	(147,536)

As of December 31, 2008, the fund had capital loss carryforwards available to offset future realized gains. Such losses expire as follows:

12/31/16	$(33,329,009)

Multiple Classes of Shares of Beneficial Interest – The fund offers multiple classes of shares, which differ in their respective distribution fees. The fund’s income, realized and unrealized gain (loss), and common expenses are allocated to shareholders based on the daily net assets of each class. Dividends are declared separately for each class. Differences in per share dividend rates are generally due to differences in separate class expenses.

(3)	Transactions with Affiliates

Investment Adviser – The fund has an investment advisory agreement with MFS to provide overall investment management and related administrative services and facilities to the fund. The management fee is computed daily and paid monthly at the following annual rates:

First $1 billion of average daily net assets	0.90%
Next $1 billion of average daily net assets	0.80%
Average daily net assets in excess of $2 billion	0.70%

16

Notes to Financial Statements – continued

The management fee incurred for the year ended December 31, 2008 was equivalent to an annual effective rate of 0.90% of the fund’s average daily net assets.

The investment adviser has agreed in writing to pay a portion of the fund’s total annual operating expenses, exclusive of interest, taxes, extraordinary expenses, brokerage and transaction costs and investment-related expenses, such that the total annual operating expenses of the fund do not exceed 1.10% for the Initial Class shares and 1.35% for the Service Class shares, based on the average daily net assets of each share class. This written agreement will continue until April 30, 2010. For the year ended December 31, 2008, this reduction amounted to $151,075 and is reflected as a reduction of total expenses in the Statements of Operations.

Distributor – MFS Fund Distributors, Inc. (MFD), a wholly-owned subsidiary of MFS, is the distributor of shares of the fund. The Trustees have adopted a distribution plan for the Service Class shares pursuant to Rule 12b-1 under the Investment Company Act of 1940.

The fund’s distribution plan provides that the fund will pay MFD distribution fees equal to 0.25% per annum of its average daily net assets attributable to Service Class shares as partial consideration for services performed and expenses incurred by MFD and financial intermediaries in connection with the sale and distribution of the fund’s Service Class shares and the sale and distribution of the variable annuity or variable life insurance contracts investing indirectly in Service Class shares. MFD may subsequently pay all, or a portion, of the distribution fees to financial intermediaries.

Shareholder Servicing Agent – MFS Service Center, Inc. (MFSC), a wholly-owned subsidiary of MFS, has contracted to provide transfer agent and recordkeeping functions in connection with the issuance, transfer, and redemption of each class of shares of the fund under a Shareholder Servicing Agent Agreement. During the year ended December 31, 2008, the fund did not pay MFSC a fee for this service.

Administrator – MFS provides certain financial, legal, shareholder communications, compliance, and other administrative services to the fund. Under an administrative services agreement, the fund partially reimburses MFS the costs incurred to provide these services. The fund is charged an annual fixed amount of $10,000 plus a fee based on average daily net assets.

The administrative services fee incurred for the year ended December 31, 2008 was equivalent to an annual effective rate of 0.0301% of the fund’s average daily net assets.

Trustees’ and Officers’ Compensation – The fund pays compensation to trustees in the form of a retainer, attendance fees, and additional compensation to the Board chairperson. The fund does not pay compensation directly to officers of the fund who are also officers of the investment adviser, all of whom receive remuneration for their services to the fund from MFS. Certain officers of the fund are officers or directors of MFS, MFD, and MFSC.

Other – This fund and certain other MFS funds (the funds) have entered into services agreements (the Agreements) which provide for payment of fees by the funds to Tarantino LLC and Griffin Compliance LLC in return for the provision of services of an Independent Chief Compliance Officer (ICCO) and Assistant ICCO, respectively, for the funds. The ICCO and Assistant ICCO are officers of the funds and the sole members of Tarantino LLC and Griffin Compliance LLC, respectively. The funds can terminate the Agreements with Tarantino LLC and Griffin Compliance LLC at any time under the terms of the Agreements. MFS has agreed to bear all expenses associated with office space, other administrative support, and supplies provided to the ICCO and Assistant ICCO. For the year ended December 31, 2008, the aggregate fees paid by the fund to Tarantino LLC and Griffin Compliance LLC were $2,166 and are included in miscellaneous expense on the Statement of Operations.

(4)	Portfolio Securities

Purchases and sales of investments, other than U.S. Government securities, purchased option transactions, and short-term obligations, aggregated $195,166,241 and $215,219,025, respectively.

17

Notes to Financial Statements – continued

(5)	Shares of Beneficial Interest

The fund’s Declaration of Trust permits the Trustees to issue an unlimited number of full and fractional shares of beneficial interest. Transactions in fund shares were as follows:

	Year ended 12/31/08		Year ended 12/31/07
	Shares	Amount	Shares	Amount
Shares sold
Initial Class	282,236	$3,520,499	259,829	$5,250,023
Service Class	1,917,759	24,193,315	1,993,622	39,073,516
	2,199,995	$27,713,814	2,253,451	$44,323,539
Shares issued to shareholders in reinvestment of distributions
Initial Class	735,694	$12,742,223	765,222	$14,592,782
Service Class	1,509,259	25,853,598	1,137,556	21,488,442
	2,244,953	$38,595,821	1,902,778	$36,081,224
Shares reacquired
Initial Class	(1,837,185)	$(26,771,198)	(1,589,072)	$(31,360,976)
Service Class	(2,099,241)	(28,734,429)	(742,158)	(14,386,356)
	(3,936,426)	$(55,505,627)	(2,331,230)	$(45,747,332)
Net change
Initial Class	(819,255)	$(10,508,476)	(564,021)	$(11,518,171)
Service Class	1,327,777	21,312,484	2,389,020	46,175,602
	508,522	$10,804,008	1,824,999	$34,657,431

(6)	Line of Credit

The fund and other funds managed by MFS participate in a $1 billion unsecured committed line of credit provided by a syndication of banks under a credit agreement. In addition, the fund and other funds managed by MFS have established uncommitted borrowing arrangements with certain banks. Borrowings may be made for temporary financing needs. Interest is charged to each fund, based on its borrowings, generally at a rate equal to the Federal Reserve funds rate plus 0.30%. In addition, a commitment fee, based on the average daily, unused portion of the committed line of credit, is allocated among the participating funds at the end of each calendar quarter. For the year ended December 31, 2008, the fund’s commitment fee and interest expense were $1,281 and $0, respectively, and are included in miscellaneous expense on the Statement of Operations.

18

REPORT OF INDEPENDENT REGISTERED PUBLIC ACCOUNTING FIRM

To the Board of Trustees of MFS Variable Insurance Trust II and the Shareholders of

MFS Research International Portfolio:

We have audited the accompanying statement of assets and liabilities, including the portfolio of investments, of MFS Research International Portfolio (the “Fund”) (one of the portfolios comprising MFS Variable Insurance Trust II) as of December 31, 2008, and the related statement of operations for the year then ended, the statements of changes in net assets for each of the two years in the period then ended, and the financial highlights for each of the five years in the period then ended. These financial statements and financial highlights are the responsibility of the Fund’s management. Our responsibility is to express an opinion on these financial statements and financial highlights based on our audits.

We conducted our audits in accordance with the standards of the Public Company Accounting Oversight Board (United States). Those standards require that we plan and perform the audit to obtain reasonable assurance about whether the financial statements and financial highlights are free of material misstatement. The Fund is not required to have, nor were we engaged to perform, an audit of its internal control over financial reporting. Our audits included consideration of internal control over financial reporting as a basis for designing audit procedures that are appropriate in the circumstances, but not for the purpose of expressing an opinion on the effectiveness of the Fund’s internal control over financial reporting. Accordingly, we express no such opinion. An audit also includes examining, on a test basis, evidence supporting the amounts and disclosures in the financial statements, assessing the accounting principles used and significant estimates made by management, as well as evaluating the overall financial statement presentation. Our procedures included confirmation of securities owned as of December 31, 2008, by correspondence with the custodian and brokers; where replies were not received from brokers, we performed other auditing procedures. We believe that our audits provide a reasonable basis for our opinion.

In our opinion, the financial statements and financial highlights referred to above present fairly, in all material respects, the financial position of MFS Research International Portfolio as of December 31, 2008, the results of its operations for the year then ended, the changes in its net assets for each of the two years in the period then ended, and the financial highlights for each of the five years in the period then ended, in conformity with accounting principles generally accepted in the United States of America.

DELOITTE & TOUCHE LLP

Boston, Massachusetts

February 17, 2009

19

TRUSTEES AND OFFICERS – IDENTIFICATION AND BACKGROUND

The Trustees and officers of the Trust, as of February 1, 2009, are listed below, together with their principal occupations during the past five years. (Their titles may have varied during that period.) The address of each Trustee and officer is 500 Boylston Street, Boston, Massachusetts 02116.

Name, Date of Birth	Position(s) Held with Fund	Trustee/Officer Since (1)	Principal Occupations During the Past Five Years and Other Directorships (2)
INTERESTED TRUSTEE
David D. Horn (3) (born 6/07/41)	Trustee	April 1986	Private investor; Sun Life Assurance Company of Canada, Senior Vice President and General Manager for the United States (until 1997); Director (until March 2004)

INDEPENDENT TRUSTEES
J. Kermit Birchfield (born 1/08/40)	Chairman	May 1997	Consultant; Century Partners, Inc. (investments), Director; Displaytech, Inc. (technology), Director; Dessin Fournir LLC (furniture manufacturer), Director (2005 to present); Intermountain Gas Company, Inc. & Intermountain Industries, Inc. (oil & gas exploration and production), Director; Site Watch LLC (software to monitor oil tanks), Managing Director (2006 to present); Juridica Investments (fund investing in judicial matters), Director (2007 to present); HPSC, Inc. (medical financing), Director (until January 2004)

Robert C. Bishop (born 1/13/43)	Trustee	May 2001	AutoImmune, Inc. (pharmaceutical product development), Chairman, President and Chief Executive Officer; Caliper Life Sciences Corp. (laboratory analytical instruments), Director; Millipore Corporation (purification/filtration products), Director; Waterstreet Capital (leverage buyouts), Advisory Board (August 2006 to present); Optobionics Corporation (ophthalmic devices), Director (2002 to 2007)

Frederick H. Dulles (born 3/12/42)	Trustee	May 2001	Ten State International Law PLLC (law firm), Of Counsel (since 2006); Prudential Carolina Real Estate, (real estate), Broker (since 2006); Free Enterprise Foundation, Inc. (research institute), Director & Secretary (until 2008); Disher, Hamrick & Myers Residential, Inc. (real estate) Broker (2005 until 2006); Frederick H. Dulles law practice (until 2006); Ten State Street LLP (law firm), Member (until 2005)

Marcia A. Kean (born 6/30/48)	Trustee	April 2005	Feinstein Kean Healthcare (consulting), Chief Executive Officer

Ronald G. Steinhart (born 6/15/40)	Trustee	May 2001	Private investor; Penske Automotive Group (automotive retailer), Director; Animal Health International, Inc. (animal health products), Director (since 2007); Texas Industries (concrete/aggregates/cement), Director (since 2007); Penson Worldwide, Inc. (securities clearance), Director (since 2006); Carreker Corporation (technology consulting) Director (until 2005); Prentiss Properties Trust (real estate investment trust), Director (until 2006)

Haviland Wright (born 7/21/48)	Trustee	May 2001	Profitability of Hawaii (software), Chief Development Officer (since December 2008); Elixir Technologies Corporation (software) Director (since 2005); Nano Loa Inc. (liquid crystal displays), Director

TRUSTEE EMERITUS
Samuel Adams (born 10/19/25)	Trustee Emeritus		Retired; K&L Gates LLP (law firm), Of Counsel

OFFICERS
Maria F. Dwyer (4) (born 12/01/58)	President	November 2005	Massachusetts Financial Services Company, Executive Vice President and Chief Regulatory Officer (since March 2004) Chief Compliance Officer (since December 2006); Fidelity Management & Research Company, Vice President (prior to March 2004); Fidelity Group of Funds, President and Treasurer (until March 2004)

Christopher R. Bohane (4) (born 1/18/74)	Assistant Secretary and Assistant Clerk	July 2005	Massachusetts Financial Services Company, Vice President and Senior Counsel

John M. Corcoran (4) (born 4/13/65)	Treasurer	October 2008	Massachusetts Financial Services Company, Senior Vice President (since October 2008); State Street Bank and Trust (financial services provider), Senior Vice President, (until September 2008)

Ethan D. Corey (4) (born 11/21/63)	Assistant Secretary and Assistant Clerk	July 2005	Massachusetts Financial Services Company, Senior Vice President and Associate General Counsel (since 2004); Dechert LLP (law firm), Counsel (prior to December 2004)

David L. DiLorenzo (4) (born 8/10/68)	Assistant Treasurer	July 2005	Massachusetts Financial Services Company, Vice President (since June 2005); JP Morgan Investor Services, Vice President (until June 2005)

Timothy M. Fagan (4) (born 7/10/68)	Assistant Secretary and Assistant Clerk	September 2005	Massachusetts Financial Services Company, Vice President and Senior Counsel (since September 2005); John Hancock Advisers, LLC, Vice President, Senior Attorney and Chief Compliance Officer (until August 2005)

20

Trustees and Officers – continued

Name, Date of Birth	Position(s) Held with Fund	Trustee/Officer Since (1)	Principal Occupations During the Past Five Years and Other Directorships (2)
Mark D. Fischer (4) (born 10/27/70)	Assistant Treasurer	July 2005	Massachusetts Financial Services Company, Vice President (since May 2005); JP Morgan Investment Management Company, Vice President (until May 2005)

Robyn L. Griffin (born 7/04/75)	Assistant Independent Chief Compliance Officer	August 2008	Griffin Compliance LLC (provider of compliance services), Principal (since August 2008); State Street Corporation (financial services provider), Mutual Fund Administration Assistant Vice President (October 2006 – July 2008); Liberty Mutual Group (insurance), Personal Market Assistant Controller (April 2006 – October 2006); Deloitte & Touche LLP (professional services firm), Senior Manager (prior to April 2006)

Brian E. Langenfeld (4) (born 3/07/73)	Assistant Secretary and Assistant Clerk	May 2006	Massachusetts Financial Services Company, Vice President and Senior Counsel (since May 2006); John Hancock Advisers, LLC, Assistant Vice President and Counsel (until April 2006)

Ellen Moynihan (4) (born 11/13/57)	Assistant Treasurer	May 1997	Massachusetts Financial Services Company, Senior Vice President

Susan S. Newton (4) (born 3/07/50)	Assistant Secretary and Assistant Clerk	May 2005	Massachusetts Financial Services Company, Senior Vice President and Associate General Counsel (since April 2005); John Hancock Advisers, LLC, Senior Vice President, Secretary and Chief Legal Officer (until April 2005)

Susan A. Pereira (4) (born 11/05/70)	Assistant Secretary and Assistant Clerk	July 2005	Massachusetts Financial Services Company, Vice President and Senior Counsel (since June 2004); Bingham McCutchen LLP (law firm), Associate (until June 2004)

Mark N. Polebaum (4) (born 5/01/52)	Secretary and Clerk	February 2006	Massachusetts Financial Services Company, Executive Vice President, General Counsel and Secretary (since January 2006); Wilmer Cutler Pickering Hale and Dorr LLP (law firm), Partner (until January 2006)

Frank L. Tarantino (born 3/07/44)	Independent Chief Compliance Officer	September 2004	Tarantino LLC (provider of compliance services), Principal (since June 2004); CRA Business Strategies Group (consulting services), Executive Vice President (until June 2004)

Richard S. Weitzel (4) (born 7/16/70)	Assistant Secretary and Assistant Clerk	October 2007	Massachusetts Financial Services Company, Vice President and Assistant General Counsel (since 2004); Massachusetts Department of Business and Technology, General Counsel (until April 2004)

James O. Yost (4) (born 6/12/60)	Assistant Treasurer	April 1992	Massachusetts Financial Services Company, Senior Vice President

(1)	Date first appointed to serve as Trustee/Officer of an MFS fund or a Compass variable account. Each Trustee has served continuously since appointment.

(2)	Directorships or trusteeships of companies required to report to the Securities and Exchange Commission (i.e., “public companies”).

(3)	“Interested person” of the Trust, within the meaning of the Investment Company Act of 1940 (referred to as the 1940 Act), which is the principal federal law governing investment companies like the Trust, as a result of position with Sun Life of Canada (U.S.). The address of Sun Life of Canada (U.S.) is One Sun Life Executive Park, Wellesley Hills, Massachusetts 02481.

(4)	“Interested person” of MFS within the meaning of the 1940 Act. The address of MFS is 500 Boylston Street, Boston, Massachusetts 02116.

The Trust does not hold annual meetings for the purpose of electing Trustees, and Trustees are not elected for fixed terms. Each Trustee and officer holds office until his or her successor is chosen and qualified, or until his or her earlier death, resignation, retirement or removal.

All Trustees currently serve as Trustees of the Trust and have served in that capacity since originally elected or appointed. All of the Trustees are also Managers of the Compass Variable Accounts. The executive officers of the Trust hold similar offices for the Compass Variable Accounts and other funds in the MFS fund complex. As of January 1, 2009, each Trustee serves as a Trustee or Manager of 35 Accounts/Funds.

The Statement of Additional Information contains further information about the Trustees and is available without charge upon request by calling 1-800-752-7215.

Investment Adviser Massachusetts Financial Services Company 500 Boylston Street, Boston, MA 02116-3741	Custodian State Street Bank and Trust 1 Lincoln Street, Boston, MA 02111-2900
Distributor MFS Fund Distributors, Inc. 500 Boylston Street, Boston, MA 02116-3741	Independent Registered Public Accounting Firm Deloitte & Touche LLP 200 Berkeley Street, Boston, MA 02116
Portfolio Managers Jose Luis Garcia Thomas Melendez

21

BOARD REVIEW OF INVESTMENT ADVISORY AGREEMENTS

The Investment Company Act of 1940 requires that both the full Board of Trustees and a majority of the non-interested (“independent”) Trustees, voting separately, annually approve the continuation of the investment advisory agreement between MFS Variable Insurance Trust II (the “Trust”) and Massachusetts Financial Services Company (“MFS”) on behalf of the Fund. The Trustees consider matters bearing on the Fund and the advisory arrangements at their meetings throughout the year, including a review of performance data at each regular meeting. In addition, the independent Trustees met in May and again in July 2008 (“contract review meetings”) for the specific purpose of considering whether to approve the continuation of the investment advisory agreement for the Fund. The independent Trustees were assisted in their evaluation of the investment advisory agreement by independent legal counsel, from whom they received separate legal advice and with whom they met separately from MFS management during various contract review meetings. The independent Trustees were also assisted in this process by the Fund’s Independent Chief Compliance Officer, a full-time senior officer appointed by and reporting to the independent Trustees.

In connection with their deliberations, the Trustees, including the independent Trustees, considered such information and factors as they believed, in light of the legal advice furnished to them and their own business judgment, to be relevant. The investment advisory agreement was considered separately for the Fund, although the Trustees also took into account the common interests of all Funds in the Trust in their review. As described below, the Trustees considered the nature, quality, and extent of the various investment advisory, administrative, and shareholder services performed by MFS under the existing investment advisory agreement and other arrangements with the Trust.

In connection with their contract review meetings, the Trustees received and relied upon materials which included, among other items: (i) information provided by Lipper Inc. on the investment performance of the Fund for various time periods ended December 31, 2007, compared to the investment performance of a group of funds with substantially similar investment classifications/objectives (the “Lipper performance universe”), (ii) information provided by Lipper Inc. on the Fund’s advisory fees and other expenses compared to the advisory fees and other expenses of comparable funds identified by Lipper (the “Lipper expense group”), (iii) information provided by MFS on the advisory fees of comparable portfolios of its other clients, including institutional separate account and other clients, (iv) information as to whether expense waivers, reimbursements or fee “breakpoints” are observed for the Fund, (v) information regarding MFS’ financial results and financial condition, including MFS’ and certain of its affiliates’ estimated profitability from services performed for the Fund, (vi) MFS’ views regarding the outlook for the mutual fund industry and its strategic business plans, (vii) descriptions of various functions performed by MFS for the Trust, such as compliance monitoring and portfolio trading practices, and (viii) information regarding the overall organization of MFS, including information about MFS’ senior management and other personnel providing investment advisory, administrative and other services to the Fund. The comparative performance, fee and expense information prepared and provided by Lipper Inc. was not independently verified, and the independent Trustees did not independently verify any information provided to them by MFS.

The Trustees’ conclusion as to the continuation of the investment advisory agreement was based on comprehensive consideration of all information provided to the Trustees and not the result of any single factor. Some of the factors that figured particularly in the Trustees’ deliberations are described below for the Fund, while individual Trustees may have given different weight to various factors and evaluated the information presented as a whole differently than another Trustee. The Trustees recognized that the fee arrangements for the Fund reflect years of review and discussion between the independent Trustees and MFS, that certain aspects of such arrangements may receive greater scrutiny in some years than others, and that the Trustees’ conclusions may be based, in part, on their consideration of these same arrangements during the course of the year and in prior years.

Based on information provided by Lipper Inc., the Trustees compared the Fund’s total return investment performance to the performance of a peer group of funds over various time periods. The Trustees placed particular emphasis on the total return performance of the Fund’s Initial Class shares in comparison to the performance of funds in its Lipper performance universe over the one-, three- and five-year periods. The Trustees did not rely on performance results for more recent periods, including those shown elsewhere in this report.

The Trustees noted the performance of the Fund’s Initial Class shares was in the 3rd quintile relative to the other funds in the Lipper Classification Index for the one-year period (the 1st quintile being the best performers and the 5th quintile being the worst performers). The total return performance of the Fund was in the 2nd quintile for the three-year period and the five-year period ended December 31, 2007, relative to the Lipper performance universe. Based on the nature and quality of services provided by MFS, the Board of Trustees concluded that the Fund’s performance was satisfactory.

In the course of their deliberations, the Trustees took into account information provided by MFS during contract review meetings, as well as during investment review meetings conducted with portfolio management personnel during the course of the year.

22

Board Review of Investment Advisory Agreement – continued

In assessing the reasonableness of the Fund’s advisory fee, the Trustees considered, among other information, the Fund’s advisory fee and the total expense ratio of the Fund’s Initial Class shares as a percentage of average daily net assets, compared to the advisory fee and total expense ratios of its peer group of funds based on information provided by Lipper Inc. The Trustees also considered the advisory fees charged by MFS to institutional accounts. In comparing these fees, the Trustees considered the generally broader scope of services provided by MFS to the Trust than those provided to institutional accounts. The Trustees also considered the higher demands placed on MFS’ investment personnel and trading infrastructure as a result of the daily cash in-flows and out-flows of the Fund, and the impact on MFS and related expenses due to the more extensive regulatory regime to which the Fund is subject, compared to institutional accounts.

In considering the fees, the Trustees noted from the Lipper data that the Fund’s effective advisory fee rate and total expense ratio were each above the median of such fees and expenses of funds in the Lipper expense group. In addition, the Trustees accepted MFS’ offer to continue the expense limitation for the Fund. The Trustees further concluded that the existing breakpoints were sufficient to allow the Fund to benefit from economies of scale as its assets grow. The Trustees concluded that the fees were reasonable in light of the nature and quality of services provided.

The Trustees also considered information prepared by MFS relating to its costs and profits with respect to the Fund and other investment companies and accounts advised by MFS, as well as MFS’ methodologies used to determine and allocate its costs to the Fund and other accounts and products for purposes of estimating profitability.

After reviewing these and other factors described below, the Trustees concluded that the advisory fees charged to the Fund represent reasonable compensation in light of the nature and quality of the services being provided by MFS.

In addition, the Trustees considered MFS’ resources and related efforts to continue to retain, attract and motivate capable personnel to serve the Fund. The Trustees also considered the financial resources of MFS and its parent, Sun Life Financial Inc. The Trustees further considered any advantages and possible disadvantages of having an adviser which also serves other investment companies as well as institutional accounts.

The Trustees also considered the nature, quality, cost, and extent of administrative, transfer agency, and distribution services provided to the Fund by MFS and its affiliates under agreements and plans other than the investment advisory agreement, including the 12b-1 fees the Fund pays to MFS Fund Distributors, Inc., an affiliate of MFS. The Trustees also considered the nature, extent and quality of certain other services MFS performs or arranges on the Fund’s behalf, which may include securities lending programs, directed expense payment programs, class action recovery programs, and MFS’ interaction with third-party service providers, principally custodians and sub-custodians. The Trustees concluded that the various non-advisory services provided by MFS and its affiliates on behalf of the Fund were satisfactory. The Trustees also considered the benefits to MFS from the use of the Fund’s portfolio brokerage commissions to pay for research and other similar services and various other factors. Additionally, the Trustees considered so-called “fall-out benefits” to MFS such as reputational value derived from serving as investment manager to the Trust, and determined that any such benefits derived by MFS were reasonable and fair.

Based on their evaluation of factors that they deemed to be material, including those factors described above, the Board of Trustees, including a majority of the independent Trustees, concluded that the investment advisory agreement should be continued for an additional one-year period, commencing September 1, 2008.

A discussion regarding the Board’s most recent review and renewal of the fund’s Investment Advisory Agreement with MFS is available by clicking on the fund’s name under “Variable Insurance Portfolios-VIT II” in the “Products & Performance” section on the MFS Web site (mfs.com).

23

PROXY VOTING POLICIES AND INFORMATION

A general description of the MFS funds’ proxy voting policies and procedures is available without charge, upon request, by calling
1-800-225-2606, by visiting the Proxy Voting section of mfs.com or by visiting the SEC’s Web site at http://www.sec.gov.

Information regarding how the fund voted proxies relating to portfolio securities during the most recent twelve-month period ended June 30 is available without charge by visiting the Proxy Voting section of mfs.com or by visiting the SEC’s Web site at http://www.sec.gov.

QUARTERLY PORTFOLIO DISCLOSURE

The fund will file a complete schedule of portfolio holdings with the Securities and Exchange Commission (the Commission) for the first and third quarters of each fiscal year on Form N-Q. The fund’s Form N-Q may be reviewed and copied at the:

Public Reference Room

Securities and Exchange Commission

100 F Street, NE, Room 1580

Washington, D.C. 20549

Information on the operation of the Public Reference Room may be obtained by calling the Commission at 1-800-SEC-0330. The fund’s Form N-Q is available on the EDGAR database on the Commission’s Internet Web site at http://www.sec.gov, and copies of this information may be obtained, upon payment of a duplicating fee, by electronic request at the following e-mail address: publicinfo@sec.gov or by writing the Public Reference Section at the above address.

FEDERAL TAX INFORMATION (unaudited)

The following information is provided pursuant to provisions of the Internal Revenue Code.

The fund designates $24,126,380 as capital gain dividends paid during the fiscal year.

Income derived from foreign sources was $5,594,519. The fund intends to pass through foreign tax credits of $667,995 for the fiscal year.

24

MFS® PRIVACY NOTICE

Privacy is a concern for every investor today. At MFS Investment Management® and the MFS funds, we take this concern very seriously. We want you to understand our policies about the investment products and services that we offer, and how we protect the nonpublic personal information of investors who have a direct relationship with us and our wholly owned subsidiaries.

Throughout our business relationship, you provide us with personal information. We maintain information and records about you, your investments, and the services you use. Examples of the nonpublic personal information we maintain include

•	data from investment applications and other forms
•	share balances and transactional history with us, our affiliates, or others
•	facts from a consumer reporting agency

We do not disclose any nonpublic personal information about our customers or former customers to anyone, except as permitted by law. We may share nonpublic personal information with third parties or certain of our affiliates in connection with servicing your account or processing your transactions. We may share information with companies or financial institutions that perform marketing services on our behalf or with other financial institutions with which we have joint marketing arrangements, subject to any legal requirements.

Authorization to access your nonpublic personal information is limited to appropriate personnel who provide products, services, or information to you. We maintain physical, electronic, and procedural safeguards to help protect the personal information we collect about you.

If you have any questions about the MFS privacy policy, please call 1-800-225-2606 any business day between 8 a.m. and 8 p.m. Eastern time.

Note: If you own MFS products or receive MFS services in the name of a third party such as a bank or broker-dealer, their privacy policy may apply to you instead of ours.

25

MFS® INVESTMENT MANAGEMENT

MFS® Emerging Markets Equity Portfolio

MFS® Variable Insurance Trust II

Annual report

12/31/08

FCE-ANN

MFS® EMERGING MARKETS EQUITY PORTFOLIO

The report is prepared for the general information of contract owners. It is authorized for distribution to prospective investors only when preceded or accompanied by a current prospectus.

NOT FDIC INSURED • MAY LOSE VALUE • NO BANK GUARANTEE • NOT A DEPOSIT • NOT INSURED BY ANY FEDERAL GOVERNMENT AGENCY OR NCUA/NCUSIF

LETTER FROM THE CEO

Dear Contract Owners:

The market downturns and economic setbacks of late probably rank among the worst financial declines most of us have experienced. Inevitably, people may be questioning their commitment to investing. Still, it is important to remember that downturns are an inescapable part of the business cycle. Such troughs have been seen before, and if we can use history as a guide, market recoveries typically have followed.

Recent events have clearly shown us the value of certain types of investments. In this environment, two of the hallmarks of mutual funds — transparency and liquidity — have become critically important. Unlike some other types of investments, the operations of mutual funds are relatively transparent to their shareholders. With their daily redemption feature, mutual funds also generally provide easy, convenient access to one’s money. Through these recent market upheavals, this level of liquidity enhanced the ability of mutual fund investors to respond and modify their investments as they and their advisors saw fit — a flexibility that those in less liquid investments simply did not have at their disposal.

At MFS® we take particular pride in how well mutual funds can serve investors because we invented the mutual fund in the United States. Established in 1924, Massachusetts Investors Trust was the nation’s first fund. Recent market events only reinforce what we have learned through 85 years — that mutual funds provide unique features that are important to investors in any type of market climate.

Respectfully,

Robert J. Manning

Chief Executive Officer and Chief Investment Officer

MFS Investment Management®

February 17, 2009

The opinions expressed in this letter are subject to change, may not be relied upon for investment advice, and no forecasts can be guaranteed.

Before investing, consider the fund’s investment objectives, risks, charges, and expenses. For a prospectus containing this and other information, contact your investment professional or view online. Read it carefully.

MFS Fund Distributors, Inc., 500 Boylston Street, Boston, MA 02116

1

PORTFOLIO COMPOSITION

Portfolio structure

Top ten holdings
China Mobile Ltd. (a)	6.1%
Samsung Electronics Co. Ltd.	4.4%
Teva Pharmaceutical Industries Ltd., ADR	3.8%
Petroleo Brasileiro S.A., ADR	3.7%
Taiwan Semiconductor Manufacturing Co. Ltd., ADR (a)	3.6%
Companhia Vale do Rio Doce, ADR	2.9%
OAO Gazprom, ADR	2.6%
Industrial & Commercial Bank of China, “H”	2.4%
MTN Group Ltd.	2.1%
America Movil S.A.B. de C.V., ”L”, ADR	1.9%

Equity sectors
Utilities & Communications	23.9%
Financial Services	18.4%
Energy	13.5%
Technology	12.0%
Basic Materials	8.5%
Health Care	5.3%
Consumer Staples	5.1%
Retailing	3.6%
Autos & Housing	3.3%
Special Products & Services	1.9%
Leisure	1.5%
Industrial Goods & Services	0.9%
Transportation	0.3%

Country weightings
China	14.8%
Brazil	13.9%
Taiwan	9.5%
South Africa	9.3%
Russia	7.1%
Mexico	6.2%
South Korea	6.0%
Israel	5.4%
Indonesia	4.0%
Other Countries	23.8%

(a)	Top 10 Holdings are calculated by asset issuer combining both Ordinary Shares & Depository Receipts as one holding.

Percentages are based on net assets as of 12/31/08.

The portfolio is actively managed and current holdings may be different.

2

MANAGEMENT REVIEW

Summary of Results

For the twelve months ended December 31, 2008, Initial Class shares of the MFS Emerging Markets Equity Portfolio (the “fund”) provided a total return of –55.11%, while Service Class shares of the fund provided a total return of –55.23%. This compares with a return of –53.18% for the fund’s benchmark, the MSCI Emerging Markets Index.

Market Environment

The U.S. economy and financial markets experienced significant deterioration and extraordinary volatility over the reporting period. U.S. economic growth slowed significantly, despite the short-term bounce from the second quarter fiscal stimulus. Strong domestic headwinds included accelerated deterioration in the housing market, anemic corporate investment, a rapidly declining job market, and a much tighter credit environment. During the period, a seemingly continuous series of tumultuous financial events hammered markets, including: the distressed sale of failing Bear Stearns to JPMorgan, the conservatorship of Government Sponsored Enterprises (GSEs) Fannie Mae and Freddie Mac, the bankruptcy of investment bank Lehman Brothers, the Federal Reserve Bank’s complex intervention of insurance company American International Group (AIG), the nationalization of several large European banks, the failure of Washington Mutual, and the distressed sale of Wachovia. As a result of this barrage of turbulent news, global equity markets pushed significantly lower and credit markets witnessed the worst dislocation since the beginning of the credit crisis. Though conditions improved towards the end of the period, the state of financial and macroeconomic dislocation remained severe.

While reasonably resilient during the first half of the period, the global economy and financial system increasingly experienced considerable negative spillovers from the U.S. slowdown. Not only did Europe and Japan show obvious signs of economic softening, the more powerful engine of global growth – emerging markets – also displayed weakening dynamics.

During the reporting period, the U.S. Federal Reserve Board cut interest rates aggressively and introduced a multitude of new lending facilities to alleviate ever-tightening credit markets, while the U.S. federal government moved quickly to design and implement a meaningful fiscal stimulus package. Although several other global central banks also cut rates, the dilemma of rising energy and food prices heightened concerns among central bankers that inflationary expectations might become unhinged despite weaker growth. Only later in the reporting period did slowing global growth result in a very precipitous decline in commodity prices, which significantly eased inflation and inflationary expectations. As inflationary concerns diminished in the face of global deleveraging, and equity and credit markets deteriorated more sharply, a coordinated rate cut marked the beginning of much more aggressive easing by the major global central banks.

Detractors from Performance

Security selection in the basic materials sector was the primary detractor from performance relative to the MSCI Emerging Markets Index. Holdings of mining and metal companies, Mechel Steel Group OAO (Russia) and Evraz Group (aa) (Russia) were among the fund’s top relative detractors over the reporting period.

Stock selection and, to a lesser extent, an underweighted position in the special products and services sector also hindered relative returns. Holdings of poor-performing real estate brokerage firm LPS Brasil – Consultoria de Imoveis S.A. (aa) held back relative results.

The fund’s underweighted positioning in the financial services sector hurt relative performance. Positioning in life insurance company China Life Insurance (g), which we sold out of early in the reporting period, and shares of Hungarian financial services company OTP Bank (aa)(g) were among the fund’s top detractors within this sector. Shares of OTP Bank fell on concerns that the economic slowdown would cut profits. Additionally, the company’s management reduced its earnings forecast due to the increased cost of financing.

Securities in other sectors that held back relative returns included meat production and processing company Cherkizovo Group (aa)(g) (Russia), integrated oil company LUKOIL (g) (Russia), mobile phone services provider Vimpel Communications (g) (Russia), homebuilder SARE Holding S.A. de C.V. (Mexico) (aa), and natural gas producer OAO Gazprom (Russia). Despite management announcing rising revenues and net income, shares of Gazprom declined due to a decrease in global oil demand and announced production cuts.

Contributors to Performance

Stock selection in the technology sector boosted relative performance. Our overweighted position in semiconductor manufacturer Taiwan Semiconductor Manufacturing, which outperformed the benchmark over the reporting period, was among the fund’s top relative contributors.

3

Management Review – continued

Stock selection in the retailing sector also aided relative returns. Positioning in credit retailer Lewis Group (South Africa) and women’s clothing retailer Foschini (South Africa) helped relative results over the reporting period. We established positions in these stocks late in the reporting period but in time to capture the significant price appreciation that they subsequently enjoyed.

Elsewhere, positioning in commercial bank Sberbank (g) (Russia), which we sold out of prior to the stock’s decline, and in cosmetics firm Natura Cosmeticos (Brazil) and Israeli generic drug manufacturer Teva Pharmaceutical Industries, both of which outperformed the benchmark over the reporting period, bolstered relative performance. A jump in earnings from the multiple sclerosis medicine, Copaxone, and a Parkinson’s Disease treatment, Azilect, boosted shares of Teva Pharmaceutical. An overweighted position in mobile phone services provider Egypt Mobile Phone (g) and telecommunications firms Chunghwa Telecom and MTN Group also helped as these stocks outperformed the benchmark. The fund’s holdings of state-owned telecom operator China Telecom Corp. (aa)(g) helped. China Telecom Corp.’s positive performance was due, in part, to year-over-year net profit growth and additional broadband subscribers, despite weakening fixed-line usage.

During the reporting period, the fund’s currency exposure was a contributor to relative performance. All of MFS’ investment decisions are driven by the fundamentals of each individual opportunity and as such, it is common for our portfolios to have different currency exposure than the benchmark.

Respectfully,

Jose Luis Garcia	Nicholas Smithie
Portfolio Manager	Portfolio Manager

Note to Shareholders: Effective October 10, 2008, Jose Luis Garcia became a co-manager of the fund.

(aa)	Security is not a benchmark constituent.

(g)	Security was not held in the portfolio at period end.

The views expressed in this report are those of the portfolio managers only through the end of the period of the report as stated on the cover and do not necessarily reflect the views of MFS or any other person in the MFS organization. These views are subject to change at any time based on market or other conditions, and MFS disclaims any responsibility to update such views. These views may not be relied upon as investment advice or an indication of trading intent on behalf of any MFS portfolio. References to specific securities are not recommendations of such securities, and may not be representative of any MFS portfolio’s current or future investments.

4

PERFORMANCE SUMMARY THROUGH 12/31/08

The following chart illustrates the historical performance of the fund in comparison to its benchmark(s). Benchmark comparisons are unmanaged; do not reflect any fees or expenses; and cannot be invested in directly. The performance of other share classes will be greater than or less than that of the class depicted below. (See Notes to Performance Summary.)

Performance data shown represents past performance and is no guarantee of future results. Investment return and principal value fluctuate so your units, when sold, may be worth more or less than the original cost; current performance may be lower or higher than quoted. The performance shown does not reflect the deduction of taxes, if any, that a contract holder would pay on fund distributions or the redemption of contract units. The returns for the fund shown also do not reflect the deduction of expenses associated with variable products, such as mortality and expense risk charges, separate account charges, and sales charges imposed by the insurance company separate accounts. Such expenses would reduce the overall returns shown.

Growth of a hypothetical $10,000 investment

Total rates of return through 12/31/08

Average Annual Total Returns

Share class	Class inception date	1-yr	5-yr	10-yr
Initial Class	6/05/96	(55.11)%	6.64%	9.18%
Service Class	8/24/01	(55.23)%	6.39%	8.98%

Comparative Benchmark

MSCI Emerging Markets Index (f)	(53.18)%	8.02%	9.31%

(f)	Source: FactSet Research Systems, Inc.

Benchmark Definition

MSCI Emerging Markets Index – a market capitalization-weighted index that is designed to measure equity market performance in the global emerging markets.

It is not possible to invest directly in an index.

Notes to Performance Summary

Performance for the Service Class includes the performance of the fund’s Initial Class for periods prior to their offering. Because Service Class expenses are higher than those of Initial Class, performance shown for Service Class is higher than it would have been had it been offered for the entire period. Performance has not been adjusted to take into account differences in class specific operating expenses (such as Rule 12b-1 fees). Please see the prospectus for additional information about performance and expenses.

Performance results reflect any applicable expense subsidies and waivers in effect during the periods shown. Without such subsidies and waivers the fund’s performance results would be less favorable. Please see the prospectus for complete details. All results are historical and assume the reinvestment of any dividends and capital gains distributions.

From time to time the fund may receive proceeds from litigation settlements, without which performance would be lower.

5

EXPENSE TABLE

Fund Expenses Borne by the Contract Holders During the Period,

July 1, 2008 through December 31, 2008

As a contract holder of the fund, you incur ongoing costs, including management fees; distribution (12b-1) fees; and other fund expenses. This example is intended to help you understand your ongoing costs (in dollars) of investing in the fund and to compare these costs with the ongoing costs of investing in other mutual funds.

The example is based on an investment of $1,000 invested at the beginning of the period and held for the entire period July 1, 2008 through December 31, 2008.

Actual Expenses

The first line for each share class in the following table provides information about actual account values and actual expenses. You may use the information in this line, together with the amount you invested, to estimate the expenses that you paid over the period. Simply divide your account value by $1,000 (for example, an $8,600 account value divided by $1,000 = 8.6), then multiply the result by the number in the first line under the heading entitled “Expenses Paid During Period” to estimate the expenses you paid on your account during this period.

Hypothetical Example for Comparison Purposes

The second line for each share class in the following table provides information about hypothetical account values and hypothetical expenses based on the fund’s actual expense ratio and an assumed rate of return of 5% per year before expenses, which is not the fund’s actual return. The hypothetical account values and expenses may not be used to estimate the actual ending account balance or expenses you paid for the period. You may use this information to compare the ongoing costs of investing in the fund and other funds. To do so, compare this 5% hypothetical example with the 5% hypothetical examples that appear in the shareholder reports of the other funds.

Please note that the expenses shown in the table are meant to highlight the fund’s ongoing costs only and do not take into account the fees and expenses imposed under the variable contracts through which your investment in the fund is made. Therefore, the second line for each share class in the table is useful in comparing ongoing costs associated with an investment in vehicles (such as the fund) which fund benefits under variable annuity and variable life insurance contracts and to qualified pension and retirement plans only, and will not help you determine the relative total costs of investing in the fund through variable annuity and variable life insurance contracts. If the fees and expenses imposed under the variable contracts were included, your costs would have been higher.

Share Class		Annualized Expense Ratio	Beginning Account Value 7/01/08	Ending Account Value 12/31/08	Expenses Paid During Period (p) 7/01/08-12/31/08
Initial Class	Actual	1.56%	$1,000.00	$490.34	$5.84
	Hypothetical (h)	1.56%	$1,000.00	$1,017.29	$7.91
Service Class	Actual	1.81%	$1,000.00	$489.66	$6.78
	Hypothetical (h)	1.81%	$1,000.00	$1,016.04	$9.17

(h)	5% class return per year before expenses.

(p)	Expenses paid is equal to each class’ annualized expense ratio, as shown above, multiplied by the average account value over the period, multiplied by the number of days in the period, divided by the number of days in the year.

Expense Changes Impacting the Table

Changes to the fund’s fee arrangements occurred during the six month period. Had these fee changes been in effect throughout the entire six month period, the annualized expense ratios would have been 1.40% and 1.65% for the Initial Class and the Service Class, respectively; the actual expenses paid during the period would have been approximately $5.24 and $6.18 for the Initial Class and the Service Class, respectively; and the hypothetical expenses paid during the period would been approximately $7.10 and $8.36 for the Initial Class and the Service Class, respectively. For further information, about the fund’s fee arrangements and changes to those fee arrangements, please see Note 3 in the Notes to the Financial Statements.

6

PORTFOLIO OF INVESTMENTS – 12/31/08

The Portfolio of Investments is a complete list of all securities owned by your fund. It is categorized by broad-based asset classes.

Issuer	Shares/Par	Value ($)

COMMON STOCKS – 98.2%
Aerospace – 0.2%
Embraer-Empresa Brasileira de Aeronautica S.A., ADR	4,340	$70,352

Airlines – 0.3%
Copa Holdings S.A., “A”	4,380	$132,802

Alcoholic Beverages – 0.9%
Companhia de Bebidas das Americas, ADR	8,930	$395,689

Automotive – 0.4%
PT Astra International Tbk.	181,500	$183,099

Broadcasting – 0.9%
Grupo Televisa S.A., ADR	26,750	$399,645

Brokerage & Asset Managers – 0.3%
BM&F Bovespa S.A.	43,400	$114,203
Bolsa Mexicana de Valores S.A. (a)	23,900	17,500

		$131,703

Business Services – 1.5%
Infosys Technologies Ltd., ADR	21,160	$519,901
Kroton Educacional S.A., IEU (a)	13,500	72,073
LPS Brasil-Consultoria de Imoveis S.A.	16,719	48,057

		$640,031

Chemicals – 1.1%
Israel Chemicals Ltd.	39,180	$272,818
Makhteshim-Agan Industries Ltd.	57,031	186,205

		$459,023

Computer Software – 0.2%
Totvs S.A.	5,000	$79,310

Computer Software – Systems – 0.6%
Acer, Inc.	205,000	$268,781

Conglomerates – 0.4%
Keppel Corp. Ltd.	64,000	$193,975

Construction – 2.9%
Corporacion Moctezuma S.A. de C.V.	155,600	$241,571
Desarrolladora Homex S.A. de C.V., ADR (a)(l)	3,890	88,809
Duratex S.A., IPS	20,200	127,918
Pretoria Portland Cement Co. Ltd.	86,571	295,276
SARE Holding S.A. de C.V., “B” (a)	414,100	88,211
Siam Cement Public Co. Ltd.	99,400	315,922
Urbi Desarrollos Urbanos S.A. de C.V. (a)	60,040	82,418

		$1,240,125

Consumer Goods & Services – 2.0%
Hengan International Group Co. Ltd.	104,000	$334,133
Kimberly-Clark de Mexico S.A. de C.V., “A”	41,340	135,974
Natura Cosmeticos S.A.	16,820	138,480
Unilever PLC	314,500	228,462

		$837,049

Electrical Equipment – 0.0%
Bharat Heavy Electricals Ltd.	20	$567

Issuer	Shares/Par	Value ($)

COMMON STOCKS – continued
Electronics – 10.1%
Delta Electronics	150,200	$292,293
MediaTek, Inc.	48,510	327,696
Samsung Electronics Co. Ltd.	5,196	1,886,760
Siliconware Precision Industries Co. Ltd., ADR	53,316	237,789
Taiwan Semiconductor Manufacturing Co. Ltd.	534,919	732,160
Taiwan Semiconductor Manufacturing Co. Ltd., ADR	104,315	824,089

		$4,300,787

Energy – Independent – 4.0%
CNOOC Ltd.	783,000	$744,077
OAO Rosneft Oil Co., GDR (a)	66,500	252,670
Oil & Natural Gas Corp. Ltd.	12,507	172,097
PT Bumi Resources Tbk.	850,500	73,388
PTT Exploration & Production Ltd.	83,800	257,390
Turkiye Petrol Rafinerileri AS	18,361	194,081

		$1,693,703

Energy – Integrated – 8.6%
LUKOIL, ADR	24,100	$772,405
NovaTek OAO, GDR	12,250	236,943
OAO Gazprom, ADR	76,589	1,091,393
Petroleo Brasileiro S.A., ADR	63,952	1,566,184

		$3,666,925

Engineering – Construction – 0.2%
Orascom Construction Industries	3,895	$99,662

Food & Beverages – 1.1%
Grupo Continental S.A.	118,503	$195,958
Tradewinds Berhad	341,200	295,838

		$491,796

Forest & Paper Products – 0.2%
Suzano Papel E Celulose S.A., IPS (a)	14,200	$74,610

Gaming & Lodging – 0.6%
Genting Berhad	239,300	$257,108

General Merchandise – 1.2%
Massmart Holdings Ltd.	25,840	$237,168
Woolworths Ltd.	206,061	285,015

		$522,183

Health Maintenance Organizations – 0.4%
OdontoPrev S.A.	17,800	$177,240

Insurance – 0.7%
Cathay Financial Holding Co. Ltd.	268,388	$301,180

Internet – 0.4%
Universo Online S.A., IPS	50,800	$161,047

Machinery & Tools – 0.5%
Larsen & Toubro Infotech Ltd.	12,424	$198,687

Major Banks – 7.7%
Banco Santander Chile, ADR (a)	8,403	$294,357
Bank of China Ltd.	1,314,000	362,337

7

Portfolio of Investments – continued

Issuer	Shares/Par	Value ($)

COMMON STOCKS – continued
Major Banks – continued
Bank of Communications Co. Ltd.	324,000	$235,993
First Financial Holding Co. Ltd.	504,240	267,290
Industrial & Commercial Bank of China, “H”	1,896,000	1,007,664
Nedbank Group Ltd.	23,460	244,441
Standard Bank Group Ltd.	55,927	506,695
Unibanco-Uniao de Bancos Brasileiros S.A., ADR	5,526	357,090

		$3,275,867

Medical & Health Technology & Services – 0.2%
Diagnosticos da America S.A.	8,700	$84,701

Metals & Mining – 4.4%
Companhia Vale do Rio Doce, ADR	101,344	$1,227,276
Evraz Group S.A., GDR	4,480	38,528
Grupo Mexico S.A.B. de C.V., “B”	314,429	200,030
Mechel Steel Group OAO, ADR	13,390	53,560
Novolipetsk Steel, GDR	9,350	96,673
PT International Nickel Indonesia	586,500	106,129
Usinas Siderurgicas de Minas Gerais S.A., IPS	13,975	163,151

		$1,885,347

Natural Gas – Distribution – 0.7%
GAIL India Ltd.	67,095	$287,240

Network & Telecom – 0.7%
High Tech Computer Corp.	28,226	$284,723

Oil Services – 0.9%
China Oilfield Services Ltd.	316,000	$257,617
Tenaris S.A., ADR	6,080	127,558

		$385,175

Other Banks & Diversified Financials – 9.0%
Bancolombia S.A., ADR	4,620	$107,877
Bank Polska Kasa Opieki S.A.	5,570	238,353
Bank Rakyat Indonesia	480,000	212,168
China Construction Bank	1,386,000	766,995
China Merchants Bank Co. Ltd.	135,500	254,033
Credicorp Ltd.	2,730	136,391
CSU Cardsystem S.A. (a)	118,720	117,091
Grupo Financiero Banorte S.A. de C.V.	96,400	173,191
Komercni Banka A.S.	1,417	217,918
Powszechna Kasa Oszczednosci Bank Polski S.A.	25,890	310,191
PT Bank Central Asia Tbk.	985,000	298,038
Public Bank Berhad	93,000	235,885
Redecard S.A.	18,700	208,503
Siam Commercial Bank Co. Ltd.	171,500	241,619
Turkiye Garanti Bankasi A.S. (a)	183,466	313,269

		$3,831,522

Pharmaceuticals – 4.7%
Genomma Lab Internacional S.A., “B” (a)	304,800	$213,273
Ranbaxy Laboratories Ltd.	40,610	211,657
Teva Pharmaceutical Industries Ltd., ADR	37,770	1,607,869

		$2,032,799

Precious Metals & Minerals – 0.8%
Impala Platinum Holdings Ltd.	24,144	$356,239

Issuer	Shares/Par	Value ($)

COMMON STOCKS – continued
Real Estate – 0.7%
Ayala Land, Inc.	1,691,900	$233,961
Brasil Brokers Participacoes (a)	66,500	48,003

		$281,964

Specialty Chemicals – 2.0%
Asiatic Development Berhad	176,400	$181,718
Chaoda Modern Agriculture Holdings Ltd.	463,520	298,390
LG Chemical Ltd. (a)	6,540	376,068

		$856,176

Specialty Stores – 2.4%
Dufry South America Ltd., BDR	18,750	$133,680
Foschini Ltd.	63,570	331,680
Lewis Group Ltd.	61,486	321,170
Truworths International Ltd.	66,840	248,168

		$1,034,698

Telecommunications – Wireless – 13.7%
America Movil S.A.B. de C.V., “L”, ADR	26,850	$832,082
China Mobile Ltd.	178,500	1,809,777
China Mobile Ltd., ADR	15,900	808,515
Egyptian Co. for Mobil Services (MobiNil)	12,427	331,146
Globe Telecom, Inc.	12,390	201,299
Mobile TeleSystems OJSC, ADR	13,112	349,828
MTN Group Ltd.	76,450	904,545
Philippine Long Distance Telephone Co.	4,780	219,585
Turkcell Iletisim Hizmetleri A.S., ADR	16,580	241,736
Vimpel-Communications, ADR	21,420	153,367

		$5,851,880

Telephone Services – 5.0%
AS Eesti Telekom, GDR	13,420	$238,404
Bezeq-The Israel Telecommunication Corp. Ltd.	136,980	224,855
China Unicom Ltd., ADR	20,260	247,172
Chunghwa Telecom Co. Ltd.	338,648	540,358
Magyar Telekom Telecommunications PLC, ADR	14,220	199,649
PT Telekomunikasi Indonesia Tbk.	669,000	435,125
Telkom S.A. Ltd.	19,800	247,455

		$2,133,018

Tobacco – 1.1%
KT&G Corp. (a)	4,691	$293,322
PT Hanjaya Mandala Sampoerna Tbk.	259,000	194,207

		$487,529

Utilities – Electric Power – 4.5%
AES Tiete S.A., IPS	14,000	$90,774
CEZ AS	15,627	635,041
Eletropaulo Metropolitana S.A., IPS	35,620	399,487
Equatorial Energia S.A.	16,200	70,809
Manila Water Co., Inc.	2,550,000	731,925

		$1,928,036

Total Common Stocks (Identified Cost, $57,751,042)		$41,973,993

8

Portfolio of Investments – continued

Issuer	Shares/Par	Value ($)

REPURCHASE AGREEMENTS – 2.7%
Goldman Sachs, 0.01%, dated 12/31/08, due 1/02/09, total to be received $1,166,001 (secured by U.S. Treasury and Federal Agency obligations and Mortgage Backed securities in a jointly traded account), at Cost	$1,166,000	$1,166,000

COLLATERAL FOR SECURITIES LOANED – 0.0%
Navigator Securities Lending Prime Portfolio, at Cost and Net Asset Value	11,815	$11,815

Total Investments (Identified Cost, $58,928,857)		$43,151,808

OTHER ASSETS, LESS LIABILITIES – (0.9)%		(399,196)

Net Assets – 100.0%		$42,752,612

(a)	Non-income producing security.

(l)	All or a portion of this security is on loan.

The following abbreviations are used in this report and are defined:

ADR	American Depository Receipt

BDR	Brazilian Depository Receipt

GDR	Global Depository Receipt

IEU	International Equity Unit

IPS	International Preference Stock

See Notes to Financial Statements

9

FINANCIAL STATEMENTS  |  STATEMENT OF ASSETS AND LIABILITIES

This statement represents your fund’s balance sheet, which details the assets and liabilities comprising the total value of the fund.

At 12/31/08
Assets
Investments, at value, including $12,123 of securities on loan (identified cost, $58,928,857)	$43,151,808
Cash	39,405
Foreign currency, at value (identified cost, $12,609)	12,529
Receivable for investments sold	41,162
Receivable for fund shares sold	67,892
Interest and dividends receivable	130,661
Receivable from investment adviser	70,937
Other assets	2,850
Total assets		$43,517,244
Liabilities
Payable for investments purchased	$458,864
Payable for fund shares reacquired	63,984
Collateral for securities loaned, at value	11,815
Payable to affiliates
Management fee	2,412
Distribution fees	125
Administrative services fee	78
Payable for trustees’ compensation	183
Accrued expenses and other liabilities	227,171
Total liabilities		$764,632
Net assets		$42,752,612
Net assets consist of
Paid-in capital	$63,298,019
Unrealized appreciation (depreciation) on investments and translation of assets and liabilities in foreign currencies	(15,776,365)
Accumulated net realized gain (loss) on investments and foreign currency transactions	(6,099,872)
Undistributed net investment income	1,330,830
Net assets		$42,752,612
Shares of beneficial interest outstanding		4,827,846
Initial Class shares
Net assets	$33,410,850
Shares outstanding	3,761,691
Net asset value per share		$8.88
Service Class shares
Net assets	$9,341,762
Shares outstanding	1,066,155
Net asset value per share		$8.76

See Notes to Financial Statements

10

FINANCIAL STATEMENTS  |  STATEMENT OF OPERATIONS

This statement describes how much your fund earned in investment income and accrued in expenses. It also describes any gains and/or losses generated by fund operations.

Year ended 12/31/08
Net investment income
Income
Dividends	$3,101,921
Interest	41,523
Foreign taxes withheld	(292,584)
Total investment income		$2,850,860
Expenses
Management fee	$843,573
Distribution fees	42,452
Administrative services fee	22,343
Trustees’ compensation	12,479
Custodian fee	489,867
Shareholder communications	5,538
Auditing fees	87,442
Legal fees	7,128
Miscellaneous	18,682
Total expenses		$1,529,504
Fees paid indirectly	(1,486)
Reduction of expenses by investment adviser	(191,731)
Net expenses		$1,336,287
Net investment income		$1,514,573
Realized and unrealized gain (loss) on investments and foreign currency transactions
Realized gain (loss) (identified cost basis)
Investment transactions (net of $19,259 country tax)	$(5,930,270)
Foreign currency transactions	(141,308)
Net realized gain (loss) on investments and foreign currency transactions		$(6,071,578)
Change in unrealized appreciation (depreciation)
Investments (net of $243,318 decrease in deferred country tax)	$(50,750,647)
Translation of assets and liabilities in foreign currencies	790
Net unrealized gain (loss) on investments and foreign currency translation		$(50,749,857)
Net realized and unrealized gain (loss) on investments and foreign currency		$(56,821,435)
Change in net assets from operations		$(55,306,862)

See Notes to Financial Statements

11

FINANCIAL STATEMENTS  |  STATEMENTS OF CHANGES IN NET ASSETS

These statements describe the increases and/or decreases in net assets resulting from operations, any distributions, and any shareholder transactions.

For years ended 12/31	2008	2007
Change in net assets
From operations
Net investment income	$1,514,573	$1,331,002
Net realized gain (loss) on investments and foreign currency transactions	(6,071,578)	24,933,539
Net unrealized gain (loss) on investments and foreign currency translation	(50,749,857)	8,441,718
Change in net assets from operations	$(55,306,862)	$34,706,259
Distributions declared to shareholders
From net investment income
Initial Class	$(877,643)	$(1,854,835)
Service Class	(184,427)	(404,084)
From net realized gain on investments
Initial Class	(19,613,637)	(17,838,286)
Service Class	(5,344,734)	(4,249,384)
Total distributions declared to shareholders	$(26,020,441)	$(24,346,589)
Change in net assets from fund share transactions	$6,272,752	$(1,147,671)
Total change in net assets	$(75,054,551)	$9,211,999
Net assets
At beginning of period	117,807,163	108,595,164
At end of period (including undistributed net investment income of $1,330,830 and $1,048,919, respectively)	$42,752,612	$117,807,163

See Notes to Financial Statements

12

FINANCIAL STATEMENTS  |  FINANCIAL HIGHLIGHTS

The financial highlights table is intended to help you understand the fund’s financial performance for the past 5 years. Certain information reflects financial results for a single fund share. The total returns in the table represent the rate by which an investor would have earned (or lost) on an investment in the fund share class (assuming reinvestment of all distributions) held for the entire period.

Initial Class	Years ended 12/31
	2008	2007	2006	2005	2004
Net asset value, beginning of period	$26.15	$24.52	$21.84	$16.16	$12.85
Income (loss) from investment operations
Net investment income (d)	$0.33	$0.30	$0.47	$0.29	$0.18
Net realized and unrealized gain (loss) on investments and foreign currency	(11.19)	7.13	5.92	5.59	3.27
Total from investment operations	$(10.86)	$7.43	$6.39	$5.88	$3.45
Less distributions declared to shareholders
From net investment income	$(0.27)	$(0.55)	$(0.25)	$(0.13)	$(0.14)
From net realized gain on investments	(6.14)	(5.25)	(3.46)	(0.07)	—
Total distributions declared to shareholders	$(6.41)	$(5.80)	$(3.71)	$(0.20)	$(0.14)
Net asset value, end of period	$8.88	$26.15	$24.52	$21.84	$16.16
Total return (%) (k)(r)(s)	(55.11)	35.71	30.16	36.76	27.18
Ratios (%) (to average net assets) and Supplemental data:
Expenses before expense reductions (f)	1.85	1.55	1.53	1.31	1.35
Expenses after expense reductions (f)	1.61	N/A	N/A	N/A	N/A
Net investment income	1.94	1.22	2.08	1.62	1.33
Portfolio turnover	93	96	110	95	109
Net assets at end of period (000 Omitted)	$33,411	$94,193	$89,419	$82,804	$57,799

Service Class	Years ended 12/31
	2008	2007	2006	2005	2004
Net asset value, beginning of period	$25.88	$24.33	$21.71	$16.08	$12.80
Income (loss) from investment operations
Net investment income (d)	$0.29	$0.23	$0.41	$0.25	$0.15
Net realized and unrealized gain (loss) on investments and foreign currency	(11.06)	7.07	5.89	5.54	3.25
Total from investment operations	$(10.77)	$7.30	$6.30	$5.79	$3.40
Less distributions declared to shareholders
From net investment income	$(0.21)	$(0.50)	$(0.22)	$(0.09)	$(0.12)
From net realized gain on investments	(6.14)	(5.25)	(3.46)	(0.07)	—
Total distributions declared to shareholders	$(6.35)	$(5.75)	$(3.68)	$(0.16)	$(0.12)
Net asset value, end of period	$8.76	$25.88	$24.33	$21.71	$16.08
Total return (%) (k)(r)(s)	(55.23)	35.38	29.90	36.36	26.96
Ratios (%) (to average net assets) and Supplemental data:
Expenses before expense reductions (f)	2.10	1.81	1.78	1.56	1.60
Expenses after expense reductions (f)	1.86	N/A	N/A	N/A	N/A
Net investment income	1.70	0.96	1.84	1.38	1.08
Portfolio turnover	93	96	110	95	109
Net assets at end of period (000 Omitted)	$9,342	$23,614	$19,176	$10,494	$6,397

(d)	Per share data is based on average shares outstanding.

(f)	Ratios do not reflect reductions from fees paid indirectly, if applicable.

(k)	The total return does not reflect expenses that apply to separate accounts. Inclusion of these charges would reduce the total return figures for all periods shown.

(r)	Certain expenses have been reduced without which performance would have been lower.

(s)	From time to time the portfolio may receive proceeds from litigation settlements, without which performance would be lower.

See Notes to Financial Statements

13

NOTES TO FINANCIAL STATEMENTS

(1)	Business and Organization

MFS Emerging Markets Equity Portfolio (the fund) is a series of MFS Variable Insurance Trust II (the trust). The trust is organized as a Massachusetts business trust and is registered under the Investment Company Act of 1940, as amended, as an open-end management investment company. The shares of the fund are sold to variable accounts established by insurance companies to fund benefits under variable contracts issued by such companies, and qualified retirement and pension plans.

(2)	Significant Accounting Policies

General – The preparation of financial statements in conformity with U.S. generally accepted accounting principles requires management to make estimates and assumptions that affect the reported amounts of assets and liabilities, and disclosure of contingent assets and liabilities at the date of the financial statements and the reported amounts of revenues and expenses during the reporting period. Actual results could differ from those estimates. The fund can invest in foreign securities, including securities of emerging market issuers. Investments in foreign securities are vulnerable to the effects of changes in the relative values of the local currency and the U.S. dollar and to the effects of changes in each country’s legal, political, and economic environment. The markets of emerging markets countries are generally more volatile than the markets of developed countries with more mature economies. All of the risks of investing in foreign securities previously described are heightened when investing in emerging markets countries.

In March 2008, FASB Statement No. 161, Disclosures about Derivative Instruments and Hedging Activities (the “Standard”) was issued, and is effective for financial statements issued for fiscal years and interim periods beginning after November 15, 2008. This Standard provides enhanced disclosures about the fund’s use of and accounting for derivative instruments and the effect of derivative instruments on the fund’s results of operations and financial position. Management is evaluating the application of the Standard to the fund, and has not at this time determined the impact, if any, resulting from the adoption of this Standard on the fund’s financial statements.

FASB Staff Position (FSP) 133-1 was implemented during the period. FSP 133-1 amends FAS 133 to require sellers of credit derivatives to make disclosures that will enable financial statement users to assess the potential effects of those credit derivatives on an entity’s financial position, financial performance and cash flows. There was no impact from implementing FSP 133-1 as the fund did not hold any of these credit derivatives at period end.

Investment Valuations – Equity securities, including restricted equity securities, are generally valued at the last sale or official closing price as reported by a third party pricing service on the market or exchange on which they are primarily traded. For securities for which there were no sales reported that day, equity securities are generally valued at the last quoted daily bid quotation as reported by a third party pricing service on the market or exchange on which they are primarily traded. For securities held short for which there were no sales reported for the day, the position is generally valued at the last quoted daily ask quotation as reported by a third party pricing service on the market or exchange on which such securities are primarily traded. Short-term instruments with a maturity at issuance of 60 days or less may be valued at amortized cost, which approximates market value. Open-end investment companies are generally valued at net asset value per share. Securities and other assets generally valued on the basis of information from a third party pricing service may also be valued at a broker-dealer bid quotation. Values obtained from pricing services can utilize both dealer-supplied valuations and electronic data processing techniques, which take into account factors such as institutional-size trading in similar groups of securities, yield, quality, coupon rate, maturity, type of issue, trading characteristics, and other market data. The values of foreign securities and other assets and liabilities expressed in foreign currencies are converted to U.S. dollars using the mean of bid and asked prices for rates reported by a third party pricing service.

The Board of Trustees has delegated primary responsibility for determining or causing to be determined the value of the fund’s investments (including any fair valuation) to the adviser pursuant to valuation policies and procedures approved by the Board. If the adviser determines that reliable market quotations are not readily available, investments are valued at fair value as determined in good faith by the adviser in accordance with such procedures under the oversight of the Board of Trustees. Under the fund’s valuation policies and procedures, market quotations are not considered to be readily available for most types of debt instruments and floating rate loans and many types of derivatives. These investments are generally valued at fair value based on information from third party pricing services. In addition, investments may be valued at fair value if the adviser determines that an investment’s value has been materially affected by events occurring after the close of the exchange or market on which the investment is principally traded (such as foreign exchange or market) and prior to the determination of the fund’s net asset value, or after the halting of trading of a specific security where trading does not resume prior to the close of the exchange or market on which the security is principally traded. Events that occur on a frequent basis after foreign markets close (such as developments in foreign markets and significant movements in the U.S. markets) and prior to the determination of the fund’s net asset value may be deemed to have a material affect on the value of securities traded in foreign markets. Accordingly, the fund’s foreign equity securities may often be valued at fair value. The adviser may rely on third party

14

Notes to Financial Statements – continued

pricing services or other information (such as the correlation with price movements of similar securities in the same or other markets; the type, cost and investment characteristics of the security; the business and financial condition of the issuer; and trading and other market data) to assist in determining whether to fair value and at what value to fair value an investment. The value of an investment for purposes of calculating the fund’s net asset value can differ depending on the source and method used to determine value. When fair valuation is used, the value of investments used to determine the fund’s net asset value may differ from quoted or published prices for the same investments.

The fund adopted FASB Statement No. 157, Fair Value Measurements (the “Statement”). This Statement provides a single definition of fair value, a hierarchy for measuring fair value and expanded disclosures about fair value measurements.

Various inputs are used in determining the value of the fund’s assets or liabilities carried at market value. These inputs are categorized into three broad levels. Level 1 includes quoted prices in active markets for identical assets or liabilities. Level 2 includes other significant observable market-based inputs (including quoted prices for similar securities, interest rates, prepayment speed, and credit risk). Level 3 includes unobservable inputs, which may include the adviser’s own assumptions in determining the fair value of investments. Other financial instruments are derivative instruments not reflected in total investments, such as futures, forwards, swap contracts and written options. The following is a summary of the levels used as of December 31, 2008 in valuing the fund’s assets or liabilities carried at market value:

	Level 1	Level 2	Level 3	Total
Investments in Securities	$17,373,886	$25,777,922	$—	$43,151,808
Other Financial Instruments	$—	$—	$—	$—

Repurchase Agreements – The fund may enter into repurchase agreements with approved counterparties. Each repurchase agreement is recorded at cost. The fund requires that the securities collateral in a repurchase transaction be transferred to a custodian. The fund monitors, on a daily basis, the value of the collateral to ensure that its value, including accrued interest, is greater than amounts owed to the fund under each such repurchase agreement. The fund and other funds managed by Massachusetts Financial Services Company (MFS), may utilize a joint trading account for the purpose of entering into one or more repurchase agreements.

Foreign Currency Translation – Purchases and sales of foreign investments, income, and expenses are converted into U.S. dollars based upon currency exchange rates prevailing on the respective dates of such transactions or on the reporting date for foreign denominated receivables and payables. Gains and losses attributable to foreign currency exchange rates on sales of securities are recorded for financial statement purposes as net realized gains and losses on investments. Gains and losses attributable to foreign exchange rate movements on receivables, payables, income and expenses are recorded for financial statement purposes as foreign currency transaction gains and losses. That portion of both realized and unrealized gains and losses on investments that results from fluctuations in foreign currency exchange rates is not separately disclosed.

Security Loans – State Street Bank and Trust Company (“State Street”), as lending agent, may loan the securities of the fund to certain qualified institutions (the “Borrowers”) approved by the fund. The loans are collateralized by cash and/or U.S. Treasury and federal agency obligations in an amount typically at least equal to the market value of the securities loaned. State Street provides the fund with indemnification against Borrower default. The fund bears the risk of loss with respect to the investment of cash collateral. On loans collateralized by cash, the cash collateral is invested in a money market fund or short-term securities. A portion of the income generated upon investment of the collateral is remitted to the Borrowers, and the remainder is allocated between the fund and the lending agent. On loans collateralized by U.S. Treasury and/or federal agency obligations, a fee is received from the Borrower, and is allocated between the fund and the lending agent. Income from securities lending is included in interest income on the Statement of Operations. The dividend and interest income earned on the securities loaned is accounted for in the same manner as other dividend and interest income.

Indemnifications – Under the fund’s organizational documents, its officers and trustees may be indemnified against certain liabilities and expenses arising out of the performance of their duties to the fund. Additionally, in the normal course of business, the fund enters into agreements with service providers that may contain indemnification clauses. The fund’s maximum exposure under these agreements is unknown as this would involve future claims that may be made against the fund that have not yet occurred.

Investment Transactions and Income – Investment transactions are recorded on the trade date. Interest income is recorded on the accrual basis. All premium and discount is amortized or accreted for financial statement purposes in accordance with U.S. generally accepted accounting principles. Dividends received in cash are recorded on the ex-dividend date. Certain dividends from foreign securities will be recorded when the fund is informed of the dividend if such information is obtained subsequent to the ex-dividend date. Dividend and interest payments received in additional securities are recorded on the ex-dividend or ex-interest date in an amount equal to the value of the security on such date.

15

Notes to Financial Statements – continued

The fund may receive proceeds from litigation settlements. Any proceeds received from litigation involving portfolio holdings are reflected in the Statement of Operations in realized gain/loss if the security has been disposed of by the fund or in unrealized gain/loss if the security is still held by the fund. Any other proceeds from litigation not related to portfolio holdings are reflected as other income in the Statement of Operations.

Fees Paid Indirectly – The fund’s custody fee may be reduced according to an arrangement that measures the value of cash deposited with the custodian by the fund. This amount, for the year ended December 31, 2008, is shown as a reduction of total expenses on the Statement of Operations.

Tax Matters and Distributions – The fund intends to qualify as a regulated investment company, as defined under Subchapter M of the Internal Revenue Code, and to distribute all of its taxable income, including realized capital gains. As a result, no provision for federal income taxes is required. Each of the fund’s federal tax returns for the prior three fiscal years remains subject to examination by the Internal Revenue Service. Foreign taxes, if any, have been accrued by the fund in the accompanying financial statements.

Distributions to shareholders are recorded on the ex-dividend date. Income and capital gain distributions are determined in accordance with income tax regulations, which may differ from U.S. generally accepted accounting principles. Certain capital accounts in the financial statements are periodically adjusted for permanent differences in order to reflect their tax character. These adjustments have no impact on net assets or net asset value per share. Temporary differences which arise from recognizing certain items of income, expense, gain or loss in different periods for financial statement and tax purposes will reverse at some time in the future. Distributions in excess of net investment income or net realized gains are temporary overdistributions for financial statement purposes resulting from differences in the recognition or classification of income or distributions for financial statement and tax purposes.

Book/tax differences primarily relate to wash sale loss deferrals, foreign currency transactions, and foreign taxes.

The tax character of distributions declared to shareholders for the last two fiscal years is as follows:

	12/31/08	12/31/07
Ordinary income (including any short-term capital gains)	$6,958,086	$5,681,971
Long-term capital gain	19,062,355	18,664,618
Total distributions	$26,020,441	$24,346,589

The federal tax cost and the tax basis components of distributable earnings were as follows:

As of 12/31/08
Cost of investments	$59,798,500
Gross appreciation	3,498,307
Gross depreciation	(20,144,999)
Net unrealized appreciation (depreciation)	$(16,646,692)
Undistributed ordinary income	1,342,832
Capital loss carryforwards	(5,228,580)
Other temporary differences	(12,967)

As of December 31, 2008, the fund had capital loss carryforwards available to offset future realized gains. Such losses expire as follows:

12/31/16	$(5,228,580)

Multiple Classes of Shares of Beneficial Interest – The fund offers multiple classes of shares, which differ in their respective distribution fees. The fund’s income, realized and unrealized gain (loss), and common expenses are allocated to shareholders based on the daily net assets of each class. Dividends are declared separately for each class. Differences in per share dividend rates are generally due to differences in separate class expenses.

(3)	Transactions with Affiliates

Investment Adviser – The fund has an investment advisory agreement with MFS to provide overall investment management and related administrative services and facilities to the fund.

The management fee is computed daily and paid monthly at the following annual rates:

First $500 million of average daily net assets	1.05%
Average daily net assets in excess of $500 million	1.00%

The management fee incurred for the year ended December 31, 2008 was equivalent to an annual effective rate of 1.05% of the fund’s average daily net assets.

16

Notes to Financial Statements – continued

Effective September 1, 2008, the investment adviser has agreed in writing to pay a portion of the fund’s total annual operating expenses, exclusive of interest, taxes, extraordinary expenses, brokerage and transaction costs, and investment-related expenses, such that total annual operating expenses do not exceed 1.40% annually of average daily net assets for the Initial Class shares and 1.65% annually of average daily net assets for the Service Class shares. This written agreement will continue until April 30, 2010. For the year ended December 31, 2008, this reduction amounted to $191,731 and is reflected as a reduction of total expenses in the Statement of Operations.

Distributor – MFS Fund Distributors, Inc. (MFD), a wholly-owned subsidiary of MFS, is the distributor of shares of the fund. The Trustees have adopted a distribution plan for the Service Class shares pursuant to Rule 12b-1 under the Investment Company Act of 1940.

The fund’s distribution plan provides that the fund will pay MFD distribution fees equal to 0.25% per annum of its average daily net assets attributable to Service Class shares as partial consideration for services performed and expenses incurred by MFD and financial intermediaries in connection with the sale and distribution of the fund’s Service Class shares and the sale and distribution of the variable annuity or variable life insurance contracts investing indirectly in Service Class shares. MFD may subsequently pay all, or a portion, of the distribution fees to financial intermediaries.

Shareholder Servicing Agent – MFS Service Center, Inc. (MFSC), a wholly-owned subsidiary of MFS, has contracted to provide transfer agent and recordkeeping functions in connection with the issuance, transfer, and redemption of each class of shares of the fund under a Shareholder Servicing Agent Agreement. During the year ended December 31, 2008, the fund did not pay MFSC a fee for this service.

Administrator – MFS provides certain financial, legal, shareholder communications, compliance, and other administrative services to the fund. Under an administrative services agreement, the fund partially reimburses MFS the costs incurred to provide these services. The fund is charged an annual fixed amount of $10,000 plus a fee based on average daily net assets.

The administrative services fee incurred for the year ended December 31, 2008 was equivalent to an annual effective rate of 0.0278% of the fund’s average daily net assets.

Trustees’ and Officers’ Compensation – The fund pays compensation to trustees in the form of a retainer, attendance fees, and additional compensation to the Board chairperson. The fund does not pay compensation directly to officers of the fund who are also officers of the investment adviser, all of whom receive remuneration for their services to the fund from MFS. Certain officers of the fund are officers or directors of MFS, MFD, and MFSC.

Other – This fund and certain other MFS funds (the funds) have entered into services agreements (the Agreements) which provide for payment of fees by the funds to Tarantino LLC and Griffin Compliance LLC in return for the provision of services of an Independent Chief Compliance Officer (ICCO) and Assistant ICCO, respectively, for the funds. The ICCO and Assistant ICCO are officers of the funds and the sole members of Tarantino LLC and Griffin Compliance LLC, respectively. The funds can terminate the Agreements with Tarantino LLC and Griffin Compliance LLC at any time under the terms of the Agreements. MFS has agreed to bear all expenses associated with office space, other administrative support, and supplies provided to the ICCO and Assistant ICCO. For the year ended December 31, 2008, the aggregate fees paid by the fund to Tarantino LLC and Griffin Compliance LLC were $698 and are included in miscellaneous expense on the Statement of Operations.

(4)	Portfolio Securities

Purchases and sales of investments, other than U.S. Government securities, purchased option transactions, and short-term obligations, aggregated $75,515,643 and $94,306,310, respectively.

17

Notes to Financial Statements – continued

(5)	Shares of Beneficial Interest

The fund’s Declaration of Trust permits the Trustees to issue an unlimited number of full and fractional shares of beneficial interest. Transactions in fund shares were as follows:

	Year ended 12/31/08		Year ended 12/31/07
	Shares	Amount	Shares	Amount
Shares sold
Initial Class	562,118	$6,921,859	160,162	$3,974,259
Service Class	351,480	4,985,217	152,282	3,659,943
	913,598	$11,907,076	312,444	$7,634,202
Shares issued to shareholders in reinvestment of distributions
Initial Class	1,029,195	$20,491,280	926,735	$19,693,121
Service Class	281,096	5,529,161	220,962	4,653,468
	1,310,291	$26,020,441	1,147,697	$24,346,589
Shares reacquired
Initial Class	(1,431,692)	$(24,195,564)	(1,130,873)	$(27,255,257)
Service Class	(478,998)	(7,459,201)	(248,851)	(5,873,205)
	(1,910,690)	$(31,654,765)	(1,379,724)	$(33,128,462)
Net change
Initial Class	159,621	$3,217,575	(43,976)	$(3,587,877)
Service Class	153,578	3,055,177	124,393	2,440,206
	313,199	$6,272,752	80,417	$(1,147,671)

(6)	Line of Credit

The fund and other funds managed by MFS participate in a $1 billion unsecured committed line of credit provided by a syndication of banks under a credit agreement. In addition, the fund and other funds managed by MFS have established uncommitted borrowing arrangements with certain banks. Borrowings may be made for temporary financing needs. Interest is charged to each fund, based on its borrowings, generally at a rate equal to the Federal Reserve funds rate plus 0.30%. In addition, a commitment fee, based on the average daily, unused portion of the committed line of credit, is allocated among the participating funds at the end of each calendar quarter. For the year ended December 31, 2008, the fund’s commitment fee and interest expense were $422 and $0, respectively, and are included in miscellaneous expense on the Statement of Operations.

18

REPORT OF INDEPENDENT REGISTERED PUBLIC ACCOUNTING FIRM

To the Board of Trustees of MFS Variable Insurance Trust II and the Shareholders of

MFS Emerging Markets Equity Portfolio:

We have audited the accompanying statement of assets and liabilities, including the portfolio of investments, of MFS Emerging Markets Equity Portfolio (the “Fund”) (one of the portfolios comprising MFS Variable Insurance Trust II) as of December 31, 2008, and the related statement of operations for the year then ended, the statements of changes in net assets for each of the two years in the period then ended, and the financial highlights for each of the five years in the period then ended. These financial statements and financial highlights are the responsibility of the Fund’s management. Our responsibility is to express an opinion on these financial statements and financial highlights based on our audits.

We conducted our audits in accordance with the standards of the Public Company Accounting Oversight Board (United States). Those standards require that we plan and perform the audit to obtain reasonable assurance about whether the financial statements and financial highlights are free of material misstatement. The Fund is not required to have, nor were we engaged to perform, an audit of its internal control over financial reporting. Our audits included consideration of internal control over financial reporting as a basis for designing audit procedures that are appropriate in the circumstances, but not for the purpose of expressing an opinion on the effectiveness of the Fund’s internal control over financial reporting. Accordingly, we express no such opinion. An audit also includes examining, on a test basis, evidence supporting the amounts and disclosures in the financial statements, assessing the accounting principles used and significant estimates made by management, as well as evaluating the overall financial statement presentation. Our procedures included confirmation of securities owned as of December 31, 2008, by correspondence with the custodian and brokers; where replies were not received from brokers, we performed other auditing procedures. We believe that our audits provide a reasonable basis for our opinion.

In our opinion, the financial statements and financial highlights referred to above present fairly, in all material respects, the financial position of MFS Emerging Markets Equity Portfolio as of December 31, 2008, the results of its operations for the year then ended, the changes in its net assets for each of the two years in the period then ended, and the financial highlights for each of the five years in the period then ended, in conformity with accounting principles generally accepted in the United States of America.

DELOITTE & TOUCHE LLP

Boston, Massachusetts

February 17, 2009

19

TRUSTEES AND OFFICERS – IDENTIFICATION AND BACKGROUND

The Trustees and officers of the Trust, as of February 1, 2009, are listed below, together with their principal occupations during the past five years. (Their titles may have varied during that period.) The address of each Trustee and officer is 500 Boylston Street, Boston, Massachusetts 02116.

Name, Date of Birth	Position(s) Held with Fund	Trustee/Officer Since (1)	Principal Occupations During the Past Five Years and Other Directorships (2)
INTERESTED TRUSTEE
David D. Horn (3) (born 6/07/41)	Trustee	April 1986	Private investor; Sun Life Assurance Company of Canada, Senior Vice President and General Manager for the United States (until 1997); Director (until March 2004)

INDEPENDENT TRUSTEES
J. Kermit Birchfield (born 1/08/40)	Chairman	May 1997	Consultant; Century Partners, Inc. (investments), Director; Displaytech, Inc. (technology), Director; Dessin Fournir LLC (furniture manufacturer), Director (2005 to present); Intermountain Gas Company, Inc. & Intermountain Industries, Inc. (oil & gas exploration and production), Director; Site Watch LLC (software to monitor oil tanks), Managing Director (2006 to present); Juridica Investments (fund investing in judicial matters), Director (2007 to present); HPSC, Inc. (medical financing), Director (until January 2004)

Robert C. Bishop (born 1/13/43)	Trustee	May 2001	AutoImmune, Inc. (pharmaceutical product development), Chairman, President and Chief Executive Officer; Caliper Life Sciences Corp. (laboratory analytical instruments), Director; Millipore Corporation (purification/filtration products), Director; Waterstreet Capital (leverage buyouts), Advisory Board (August 2006 to present); Optobionics Corporation (ophthalmic devices), Director (2002 to 2007)

Frederick H. Dulles (born 3/12/42)	Trustee	May 2001	Ten State International Law PLLC (law firm), Of Counsel (since 2006); Prudential Carolina Real Estate, (real estate), Broker (since 2006); Free Enterprise Foundation, Inc. (research institute), Director & Secretary (until 2008); Disher, Hamrick & Myers Residential, Inc. (real estate) Broker (2005 until 2006); Frederick H. Dulles law practice (until 2006); Ten State Street LLP (law firm), Member (until 2005)

Marcia A. Kean (born 6/30/48)	Trustee	April 2005	Feinstein Kean Healthcare (consulting), Chief Executive Officer

Ronald G. Steinhart (born 6/15/40)	Trustee	May 2001	Private investor; Penske Automotive Group (automotive retailer), Director; Animal Health International, Inc. (animal health products), Director (since 2007); Texas Industries (concrete/aggregates/cement), Director (since 2007); Penson Worldwide, Inc. (securities clearance), Director (since 2006); Carreker Corporation (technology consulting) Director (until 2005); Prentiss Properties Trust (real estate investment trust), Director (until 2006)

Haviland Wright (born 7/21/48)	Trustee	May 2001	Profitability of Hawaii (software), Chief Development Officer (since December 2008); Elixir Technologies Corporation (software) Director (since 2005); Nano Loa Inc. (liquid crystal displays), Director

TRUSTEE EMERITUS
Samuel Adams (born 10/19/25)	Trustee Emeritus		Retired; K&L Gates LLP (law firm), Of Counsel

OFFICERS
Maria F. Dwyer (4) (born 12/01/58)	President	November 2005	Massachusetts Financial Services Company, Executive Vice President and Chief Regulatory Officer (since March 2004) Chief Compliance Officer (since December 2006); Fidelity Management & Research Company, Vice President (prior to March 2004); Fidelity Group of Funds, President and Treasurer (until March 2004)

Christopher R. Bohane (4) (born 1/18/74)	Assistant Secretary and Assistant Clerk	July 2005	Massachusetts Financial Services Company, Vice President and Senior Counsel

John M. Corcoran (4) (born 4/13/65)	Treasurer	October 2008	Massachusetts Financial Services Company, Senior Vice President (since October 2008); State Street Bank and Trust (financial services provider), Senior Vice President, (until September 2008)

Ethan D. Corey (4) (born 11/21/63)	Assistant Secretary and Assistant Clerk	July 2005	Massachusetts Financial Services Company, Senior Vice President and Associate General Counsel (since 2004); Dechert LLP (law firm), Counsel (prior to December 2004)

David L. DiLorenzo (4) (born 8/10/68)	Assistant Treasurer	July 2005	Massachusetts Financial Services Company, Vice President (since June 2005); JP Morgan Investor Services, Vice President (until June 2005)

Timothy M. Fagan (4) (born 7/10/68)	Assistant Secretary and Assistant Clerk	September 2005	Massachusetts Financial Services Company, Vice President and Senior Counsel (since September 2005); John Hancock Advisers, LLC, Vice President, Senior Attorney and Chief Compliance Officer (until August 2005)

20

Trustees and Officers – continued

Name, Date of Birth	Position(s) Held with Fund	Trustee/Officer Since (1)	Principal Occupations During the Past Five Years and Other Directorships (2)
Mark D. Fischer (4) (born 10/27/70)	Assistant Treasurer	July 2005	Massachusetts Financial Services Company, Vice President (since May 2005); JP Morgan Investment Management Company, Vice President (until May 2005)

Robyn L. Griffin (born 7/04/75)	Assistant Independent Chief Compliance Officer	August 2008	Griffin Compliance LLC (provider of compliance services), Principal (since August 2008); State Street Corporation (financial services provider), Mutual Fund Administration Assistant Vice President (October 2006 – July 2008); Liberty Mutual Group (insurance), Personal Market Assistant Controller (April 2006 – October 2006); Deloitte & Touche LLP (professional services firm), Senior Manager (prior to April 2006)

Brian E. Langenfeld (4) (born 3/07/73)	Assistant Secretary and Assistant Clerk	May 2006	Massachusetts Financial Services Company, Vice President and Senior Counsel (since May 2006); John Hancock Advisers, LLC, Assistant Vice President and Counsel (until April 2006)

Ellen Moynihan (4) (born 11/13/57)	Assistant Treasurer	May 1997	Massachusetts Financial Services Company, Senior Vice President

Susan S. Newton (4) (born 3/07/50)	Assistant Secretary and Assistant Clerk	May 2005	Massachusetts Financial Services Company, Senior Vice President and Associate General Counsel (since April 2005); John Hancock Advisers, LLC, Senior Vice President, Secretary and Chief Legal Officer (until April 2005)

Susan A. Pereira (4) (born 11/05/70)	Assistant Secretary and Assistant Clerk	July 2005	Massachusetts Financial Services Company, Vice President and Senior Counsel (since June 2004); Bingham McCutchen LLP (law firm), Associate (until June 2004)

Mark N. Polebaum (4) (born 5/01/52)	Secretary and Clerk	February 2006	Massachusetts Financial Services Company, Executive Vice President, General Counsel and Secretary (since January 2006); Wilmer Cutler Pickering Hale and Dorr LLP (law firm), Partner (until January 2006)

Frank L. Tarantino (born 3/07/44)	Independent Chief Compliance Officer	September 2004	Tarantino LLC (provider of compliance services), Principal (since June 2004); CRA Business Strategies Group (consulting services), Executive Vice President (until June 2004)

Richard S. Weitzel (4) (born 7/16/70)	Assistant Secretary and Assistant Clerk	October 2007	Massachusetts Financial Services Company, Vice President and Assistant General Counsel (since 2004); Massachusetts Department of Business and Technology, General Counsel (until April 2004)

James O. Yost (4) (born 6/12/60)	Assistant Treasurer	April 1992	Massachusetts Financial Services Company, Senior Vice President

(1)	Date first appointed to serve as Trustee/Officer of an MFS fund or a Compass variable account. Each Trustee has served continuously since appointment.

(2)	Directorships or trusteeships of companies required to report to the Securities and Exchange Commission (i.e., “public companies”).

(3)	“Interested person” of the Trust, within the meaning of the Investment Company Act of 1940 (referred to as the 1940 Act), which is the principal federal law governing investment companies like the Trust, as a result of position with Sun Life of Canada (U.S.). The address of Sun Life of Canada (U.S.) is One Sun Life Executive Park, Wellesley Hills, Massachusetts 02481.

(4)	“Interested person” of MFS within the meaning of the 1940 Act. The address of MFS is 500 Boylston Street, Boston, Massachusetts 02116.

The Trust does not hold annual meetings for the purpose of electing Trustees, and Trustees are not elected for fixed terms. Each Trustee and officer holds office until his or her successor is chosen and qualified, or until his or her earlier death, resignation, retirement or removal.

All Trustees currently serve as Trustees of the Trust and have served in that capacity since originally elected or appointed. All of the Trustees are also Managers of the Compass Variable Accounts. The executive officers of the Trust hold similar offices for the Compass Variable Accounts and other funds in the MFS fund complex. As of January 1, 2009, each Trustee serves as a Trustee or Manager of 35 Accounts/Funds.

The Statement of Additional Information contains further information about the Trustees and is available without charge upon request by calling 1-800-752-7215.

Investment Adviser Massachusetts Financial Services Company 500 Boylston Street, Boston, MA 02116-3741	Custodian State Street Bank and Trust 1 Lincoln Street, Boston, MA 02111-2900
Distributor MFS Fund Distributors, Inc. 500 Boylston Street, Boston, MA 02116-3741	Independent Registered Public Accounting Firm Deloitte & Touche LLP 200 Berkeley Street, Boston, MA 02116
Portfolio Managers Jose Luis Garcia Nicholas Smithie

21

BOARD REVIEW OF INVESTMENT ADVISORY AGREEMENT

The Investment Company Act of 1940 requires that both the full Board of Trustees and a majority of the non-interested (“independent”) Trustees, voting separately, annually approve the continuation of the investment advisory agreement between MFS Variable Insurance Trust II (the “Trust”) and Massachusetts Financial Services Company (“MFS”) on behalf of the Fund. The Trustees consider matters bearing on the Fund and the advisory arrangements at their meetings throughout the year, including a review of performance data at each regular meeting. In addition, the independent Trustees met in May and again in July 2008 (“contract review meetings”) for the specific purpose of considering whether to approve the continuation of the investment advisory agreement for the Fund. The independent Trustees were assisted in their evaluation of the investment advisory agreement by independent legal counsel, from whom they received separate legal advice and with whom they met separately from MFS management during various contract review meetings. The independent Trustees were also assisted in this process by the Fund’s Independent Chief Compliance Officer, a full-time senior officer appointed by and reporting to the independent Trustees.

In connection with their deliberations, the Trustees, including the independent Trustees, considered such information and factors as they believed, in light of the legal advice furnished to them and their own business judgment, to be relevant. The investment advisory agreement was considered separately for the Fund, although the Trustees also took into account the common interests of all Funds in the Trust in their review. As described below, the Trustees considered the nature, quality, and extent of the various investment advisory, administrative, and shareholder services performed by MFS under the existing investment advisory agreement and other arrangements with the Trust.

In connection with their contract review meetings, the Trustees received and relied upon materials which included, among other items: (i) information provided by Lipper Inc. on the investment performance of the Fund for various time periods ended December 31, 2007, compared to the investment performance of a group of funds with substantially similar investment classifications/objectives (the “Lipper performance universe”), (ii) information provided by Lipper Inc. on the Fund’s advisory fees and other expenses compared to the advisory fees and other expenses of comparable funds identified by Lipper (the “Lipper expense group”), (iii) information provided by MFS on the advisory fees of comparable portfolios of its other clients, including institutional separate account and other clients, (iv) information as to whether expense waivers, reimbursements or fee “breakpoints” are observed for the Fund, (v) information regarding MFS’ financial results and financial condition, including MFS’ and certain of its affiliates’ estimated profitability from services performed for the Fund, (vi) MFS’ views regarding the outlook for the mutual fund industry and its strategic business plans, (vii) descriptions of various functions performed by MFS for the Trust, such as compliance monitoring and portfolio trading practices, and (viii) information regarding the overall organization of MFS, including information about MFS’ senior management and other personnel providing investment advisory, administrative and other services to the Fund. The comparative performance, fee and expense information prepared and provided by Lipper Inc. was not independently verified, and the independent Trustees did not independently verify any information provided to them by MFS.

The Trustees’ conclusion as to the continuation of the investment advisory agreement was based on comprehensive consideration of all information provided to the Trustees and not the result of any single factor. Some of the factors that figured particularly in the Trustees’ deliberations are described below for the Fund, while individual Trustees may have given different weight to various factors and evaluated the information presented as a whole differently than another Trustee. The Trustees recognized that the fee arrangements for the Fund reflect years of review and discussion between the independent Trustees and MFS, that certain aspects of such arrangements may receive greater scrutiny in some years than others, and that the Trustees’ conclusions may be based, in part, on their consideration of these same arrangements during the course of the year and in prior years.

Based on information provided by Lipper Inc., the Trustees compared the Fund’s total return investment performance to the performance of a peer group of funds over various time periods. The Trustees placed particular emphasis on the total return performance of the Fund’s Initial Class shares in comparison to the performance of funds in its Lipper performance universe over the one-, three- and five-year periods. The Trustees did not rely on performance results for more recent periods, including those shown elsewhere in this report.

The Trustees noted the performance of the Fund’s Initial Class shares was in the 4th quintile relative to the other funds in the Lipper Classification Index for the one-year period (the 1st quintile being the best performers and the 5th quintile being the worst performers). The total return performance of the Fund was also in the 4th quintile for the three-year period and the five-year period ended December 31, 2007, relative to the Lipper performance universe. Based on the nature and quality of services provided by MFS, the Board of Trustees concluded that the Fund’s performance was adequate.

In the course of their deliberations, the Trustees took into account information provided by MFS during contract review meetings, as well as during investment review meetings conducted with portfolio management personnel during the course of the year.

22

Board Review of Investment Advisory Agreement – continued

In assessing the reasonableness of the Fund’s advisory fee, the Trustees considered, among other information, the Fund’s advisory fee and the total expense ratio of the Fund’s Initial Class shares as a percentage of average daily net assets, compared to the advisory fee and total expense ratios of its peer group of funds based on information provided by Lipper Inc. The Trustees also considered the advisory fees charged by MFS to institutional accounts. In comparing these fees, the Trustees considered the generally broader scope of services provided by MFS to the Trust than those provided to institutional accounts. The Trustees also considered the higher demands placed on MFS’ investment personnel and trading infrastructure as a result of the daily cash in-flows and out-flows of the Fund, and the impact on MFS and related expenses due to the more extensive regulatory regime to which the Fund is subject, compared to institutional accounts.

In considering the fees, the Trustees noted from the Lipper data that the Fund’s effective advisory fee rate was at the median and total expense ratio was above the median of such fees and expenses of funds in the Lipper expense group. In addition, the Trustees accepted MFS’ offer to observe an expense limitation for the Fund. The Trustees further concluded that the existing breakpoint was sufficient to allow the Fund to benefit from economies of scale as its assets grow. The Trustees concluded that the fees were reasonable in light of the nature and quality of services provided.

The Trustees also considered information prepared by MFS relating to its costs and profits with respect to the Fund and other investment companies and accounts advised by MFS, as well as MFS’ methodologies used to determine and allocate its costs to the Fund and other accounts and products for purposes of estimating profitability.

After reviewing these and other factors described below, the Trustees concluded that the advisory fees charged to the Fund represent reasonable compensation in light of the nature and quality of the services being provided by MFS.

In addition, the Trustees considered MFS’ resources and related efforts to continue to retain, attract and motivate capable personnel to serve the Fund. The Trustees also considered the financial resources of MFS and its parent, Sun Life Financial Inc. The Trustees further considered any advantages and possible disadvantages of having an adviser which also serves other investment companies as well as institutional accounts.

The Trustees also considered the nature, quality, cost, and extent of administrative, transfer agency, and distribution services provided to the Fund by MFS and its affiliates under agreements and plans other than the investment advisory agreement, including the 12b-1 fees the Fund pays to MFS Fund Distributors, Inc., an affiliate of MFS. The Trustees also considered the nature, extent and quality of certain other services MFS performs or arranges on the Fund’s behalf, which may include securities lending programs, directed expense payment programs, class action recovery programs, and MFS’ interaction with third-party service providers, principally custodians and sub-custodians. The Trustees concluded that the various non-advisory services provided by MFS and its affiliates on behalf of the Fund were satisfactory. The Trustees also considered the benefits to MFS from the use of the Fund’s portfolio brokerage commissions to pay for research and other similar services and various other factors. Additionally, the Trustees considered so-called “fall-out benefits” to MFS such as reputational value derived from serving as investment manager to the Trust, and determined that any such benefits derived by MFS were reasonable and fair.

Based on their evaluation of factors that they deemed to be material, including those factors described above, the Board of Trustees, including a majority of the independent Trustees, concluded that the investment advisory agreement should be continued for an additional one-year period, commencing September 1, 2008.

A discussion regarding the Board’s most recent review and renewal of the fund’s Investment Advisory Agreement with MFS is available by clicking on the fund’s name under “Variable Insurance Portfolios-VIT II” in the “Products & Performance” section on the MFS Web site (mfs.com).

23

PROXY VOTING POLICIES AND INFORMATION

A general description of the MFS funds’ proxy voting policies and procedures is available without charge, upon request, by calling
1-800-225-2606, by visiting the Proxy Voting section of mfs.com or by visiting the SEC’s Web site at http://www.sec.gov.

Information regarding how the fund voted proxies relating to portfolio securities during the most recent twelve-month period ended June 30 is available without charge by visiting the Proxy Voting section of mfs.com or by visiting the SEC’s Web site at http://www.sec.gov.

QUARTERLY PORTFOLIO DISCLOSURE

The fund will file a complete schedule of portfolio holdings with the Securities and Exchange Commission (the Commission) for the first and third quarters of each fiscal year on Form N-Q. The fund’s Form N-Q may be reviewed and copied at the:

Public Reference Room

Securities and Exchange Commission

100 F Street, NE, Room 1580

Washington, D.C. 20549

Information on the operation of the Public Reference Room may be obtained by calling the Commission at 1-800-SEC-0330. The fund’s Form N-Q is available on the EDGAR database on the Commission’s Internet Web site at http://www.sec.gov, and copies of this information may be obtained, upon payment of a duplicating fee, by electronic request at the following e-mail address: publicinfo@sec.gov or by writing the Public Reference Section at the above address.

FEDERAL TAX INFORMATION (unaudited)

The following information is provided pursuant to provisions of the Internal Revenue Code.

The fund designates $19,062,355 as capital gain dividends paid during the fiscal year.

Income derived from foreign sources was $3,036,579. The fund intends to pass through foreign tax credits of $307,301 for the fiscal year.

24

MFS® PRIVACY NOTICE

Privacy is a concern for every investor today. At MFS Investment Management® and the MFS funds, we take this concern very seriously. We want you to understand our policies about the investment products and services that we offer, and how we protect the nonpublic personal information of investors who have a direct relationship with us and our wholly owned subsidiaries.

Throughout our business relationship, you provide us with personal information. We maintain information and records about you, your investments, and the services you use. Examples of the nonpublic personal information we maintain include

•	data from investment applications and other forms
•	share balances and transactional history with us, our affiliates, or others
•	facts from a consumer reporting agency

We do not disclose any nonpublic personal information about our customers or former customers to anyone, except as permitted by law. We may share nonpublic personal information with third parties or certain of our affiliates in connection with servicing your account or processing your transactions. We may share information with companies or financial institutions that perform marketing services on our behalf or with other financial institutions with which we have joint marketing arrangements, subject to any legal requirements.

Authorization to access your nonpublic personal information is limited to appropriate personnel who provide products, services, or information to you. We maintain physical, electronic, and procedural safeguards to help protect the personal information we collect about you.

If you have any questions about the MFS privacy policy, please call 1-800-225-2606 any business day between 8 a.m. and 8 p.m. Eastern time.

Note: If you own MFS products or receive MFS services in the name of a third party such as a bank or broker-dealer, their privacy policy may apply to you instead of ours.

25

MFS INVESTMENT MANAGEMENT

MFS® Value Portfolio

MFS® Variable Insurance Trust II

Annual report

12/31/08

EIS-ANN

MFS® VALUE PORTFOLIO

Report is prepared for the general information of contract owners. It is authorized for distribution to prospective investors only when preceded or accompanied by a current prospectus.

NOT FDIC INSURED • MAY LOSE VALUE • NO BANK GUARANTEE • NOT A DEPOSIT • NOT INSURED BY ANY FEDERAL GOVERNMENT AGENCY OR NCUA/NCUSIF

LETTER FROM THE CEO

Dear Contract Owners:

The market downturns and economic setbacks of late probably rank among the worst financial declines most of us have experienced. Inevitably, people may be questioning their commitment to investing. Still, it is important to remember that downturns are an inescapable part of the business cycle. Such troughs have been seen before, and if we can use history as a guide, market recoveries typically have followed.

Recent events have clearly shown us the value of certain types of investments. In this environment, two of the hallmarks of mutual funds — transparency and liquidity — have become critically important. Unlike some other types of investments, the operations of mutual funds are relatively transparent to their shareholders. With their daily redemption feature, mutual funds also generally provide easy, convenient access to one’s money. Through these recent market upheavals, this level of liquidity enhanced the ability of mutual fund investors to respond and modify their investments as they and their advisors saw fit — a flexibility that those in less liquid investments simply did not have at their disposal.

At MFS® we take particular pride in how well mutual funds can serve investors because we invented the mutual fund in the United States. Established in 1924, Massachusetts Investors Trust was the nation’s first fund. Recent market events only reinforce what we have learned through 85 years — that mutual funds provide unique features that are important to investors in any type of market climate.

Respectfully,

Robert J. Manning

Chief Executive Officer and Chief Investment Officer

MFS Investment Management®

February 17, 2009

The opinions expressed in this letter are subject to change, may not be relied upon for investment advice, and no forecasts can be guaranteed.

Before investing, consider the fund’s investment objectives, risks, charges, and expenses. For a prospectus containing this and other information, contact your investment professional or view online. Read it carefully.

MFS Fund Distributors, Inc., 500 Boylston Street, Boston, MA 02116

1

PORTFOLIO COMPOSITION

Portfolio structure

Top ten holdings
Lockheed Martin Corp.	4.5%
Philip Morris International, Inc.	4.0%
AT&T, Inc.	3.7%
TOTAL S.A., ADR	3.2%
MetLife, Inc.	2.9%
Allstate Corp.	2.7%
Exxon Mobil Corp.	2.7%
Oracle Corp.	2.7%
Chevron Corp.	2.3%
Bank of New York Mellon Corp.	2.3%

Equity sectors
Financial Services	18.9%
Energy	14.9%
Utilities & Communications	11.7%
Consumer Staples	11.6%
Industrial Goods & Services	10.9%
Health Care	7.9%
Technology	7.1%
Leisure	3.9%
Retailing	3.7%
Basic Materials	3.4%
Special Products & Services	3.0%
Autos & Housing	1.5%
Transportation	0.3%

Percentages are based on net assets as of 12/31/08.

The portfolio is actively managed and current holdings may be different.

2

MANAGEMENT REVIEW

Summary of Results

For the twelve months ended December 31, 2008, Initial Class shares of the MFS Value Portfolio (the “fund”) provided a total return of –32.64%, while Service Class shares of the fund provided a total return of –32.87%. These compare with a return of –36.85% for the fund’s benchmark, the Russell 1000 Value Index.

Market Environment

The U.S. economy and financial markets experienced significant deterioration and extraordinary volatility over the reporting period. U.S. economic growth slowed significantly, despite the short-term bounce from the second quarter fiscal stimulus. Strong domestic headwinds included accelerated deterioration in the housing market, anemic corporate investment, a rapidly declining job market, and a much tighter credit environment. During the period, a seemingly continuous series of tumultuous financial events hammered markets, including: the distressed sale of failing Bear Stearns to JPMorgan, the conservatorship of Government Sponsored Enterprises (GSEs) Fannie Mae and Freddie Mac, the bankruptcy of investment bank Lehman Brothers, the Federal Reserve Bank’s complex intervention of insurance company American International Group (AIG), the nationalization of several large European banks, the failure of Washington Mutual, and the distressed sale of Wachovia. As a result of this barrage of turbulent news, global equity markets pushed significantly lower and credit markets witnessed the worst dislocation since the beginning of the credit crisis. Though conditions improved towards the end of the period, the state of financial and macroeconomic dislocation remained severe.

While reasonably resilient during the first half of the period, the global economy and financial system increasingly experienced considerable negative spillovers from the U.S. slowdown. Not only did Europe and Japan show obvious signs of economic softening, the more powerful engine of global growth – emerging markets – also displayed weakening dynamics.

During the reporting period, the U.S. Federal Reserve Board cut interest rates aggressively and introduced a multitude of new lending facilities to alleviate ever-tightening credit markets, while the U.S. federal government moved quickly to design and implement a meaningful fiscal stimulus package. Although several other global central banks also cut rates, the dilemma of rising energy and food prices heightened concerns among central bankers that inflationary expectations might become unhinged despite weaker growth. Only later in the reporting period did slowing global growth result in a very precipitous decline in commodity prices, which significantly eased inflation and inflationary expectations. As inflationary concerns diminished in the face of global deleveraging, and equity and credit markets deteriorated more sharply, a coordinated rate cut marked the beginning of much more aggressive easing by the major global central banks.

Contributors to Performance

Strong stock selection in the industrial goods and services sector boosted performance relative to the Russell 1000 Value Index. Not holding poor-performing diversified industrial conglomerate General Electric and the fund’s position in defense contractor Lockheed Martin (aa), which is not a benchmark constituent, were key factors in this result.

The fund’s underweighted positioning in the financial services sector also aided relative performance. Not holding insurance firm American International Group (AIG) and financial services firm Wachovia helped as both securities underperformed the benchmark. Avoiding diversified financial services company Citigroup (g) for a majority of the period positively affected the fund’s relative performance.

Stock selection in the technology sector helped relative results. The fund’s holdings of enterprise software products maker Oracle (aa) was a key positive factor for relative performance in this sector.

Top relative contributors in other sectors included tobacco company Philip Morris, management consulting firm Accenture (aa), and paint producer Sherwin Williams (aa). Shares of Sherwin Williams rose, in part, due to the Rhode Island Supreme Court’s decision to overturn a lead paint verdict against the paint maker. Company earnings that were greater than expectations also helped the stock’s performance. Not holding poor-performing precious metals company Freeport-McMoran also strengthened relative performance.

Detractors from Performance

Stock selection and an underweighted position in the health care sector was the primary detractor from relative performance. Not holding biotechnology firm Amgen was a negative. The fund’s underweighted position in pharmaceutical giant Pfizer and positioning in health insurance provider UnitedHealth Group (g) also held back relative results. We closed out our position in UnitedHealth late in the reporting period, but not before experiencing significant declines. UnitedHealth became a benchmark constituent during the second half of the reporting period after the worst of these declines had already occurred.

3

Management Review – continued

Elsewhere, underweighted positions in integrated oil and gas company Exxon Mobil and telecommunications provider Verizon hindered relative results. Our avoidance of financial services firm Wells Fargo for a majority of the period and our ownership of financial services firm Goldman Sachs, insurance company Genworth Financial, investment management firm UBS (aa)(g), and cruise line operator Royal Caribbean also dampened relative results. Shares of Royal Caribbean suffered during the first part of the reporting period due to high fuel costs and more recently due to weak consumer spending.

During the reporting period, the fund’s currency exposure was a detractor from relative performance. All of MFS’ investment decisions are driven by the fundamentals of each individual opportunity and as such, it is common for our funds to have different currency exposure than the benchmark.

Respectfully,

Nevin Chitkara	Steven Gorham
Portfolio Manager	Portfolio Manager

(aa)	Security is not a benchmark constituent.

(g)	Security was not held in the portfolio at period end.

The views expressed in this report are those of the portfolio managers only through the end of the period of the report as stated on the cover and do not necessarily reflect the views of MFS or any other person in the MFS organization. These views are subject to change at any time based on market or other conditions, and MFS disclaims any responsibility to update such views. These views may not be relied upon as investment advice or an indication of trading intent on behalf of any MFS portfolio. References to specific securities are not recommendations of such securities, and may not be representative of any MFS portfolio’s current or future investments.

4

PERFORMANCE SUMMARY THROUGH 12/31/08

The following chart illustrates the historical performance of the fund in comparison to its benchmark(s). Benchmark comparisons are unmanaged; do not reflect any fees or expenses; and cannot be invested in directly. The performance of other share classes will be greater than or less than that of the class depicted below. (See Notes to Performance Summary.)

Performance data shown represents past performance and is no guarantee of future results. Investment return and principal value fluctuate so your units, when sold, may be worth more or less than the original cost; current performance may be lower or higher than quoted. The performance shown does not reflect the deduction of taxes, if any, that a contract holder would pay on fund distributions or the redemption of contract units. The returns for the fund shown also do not reflect the deduction of expenses associated with variable products, such as mortality and expense risk charges, separate account charges, and sales charges imposed by the insurance company separate accounts. Such expenses would reduce the overall returns shown.

Growth of a hypothetical $10,000 investment

Total rates of return through 12/31/08

Average Annual Total Returns

Share class	Class inception date	1-yr	5-yr	10-yr
Initial Class	5/06/98	(32.64)%	1.60%	4.23%
Service Class	8/24/01	(32.87)%	1.33%	4.03%

Comparative Benchmark

Russell 1000 Value Index (f)	(36.85)%	(0.79)%	1.36%

(f)	Source: FactSet Research Systems Inc.

Benchmark Definition

Russell 1000 Value Index – constructed to provide a comprehensive barometer for the value securities in the large-cap segment of the U.S. equity universe. Companies in this index generally have lower price-to-book ratios and lower forecasted growth values.

It is not possible to invest directly in an index.

Notes to Performance Summary

Performance for the Service Class includes the performance of the fund’s Initial Class for periods prior to their offering. Because Service Class expenses are higher than those of Initial Class, performance shown for Service Class is higher than it would have been had it been offered for the entire period. Performance has not been adjusted to take into account differences in class specific operating expenses (such as Rule 12b-1 fees). Please see the prospectus for additional information about performance and expenses.

Performance results reflect any applicable expense subsidies and waivers in effect during the periods shown. Without such subsidies and waivers the fund’s performance results would be less favorable. Please see the prospectus for complete details. All results are historical and assume the reinvestment of any dividends and capital gains distributions.

From time to time the fund may receive proceeds from litigation settlements, without which performance would be lower.

5

EXPENSE TABLE

Fund Expenses Borne by the Contract Holders During the Period,

July 1, 2008 through December 31, 2008

As a contract holder of the fund, you incur ongoing costs, including management fees; distribution (12b-1) fees; and other fund expenses. This example is intended to help you understand your ongoing costs (in dollars) of investing in the fund and to compare these costs with the ongoing costs of investing in other mutual funds.

The example is based on an investment of $1,000 invested at the beginning of the period and held for the entire period July 1, 2008 through December 31, 2008.

Actual Expenses

The first line for each share class in the following table provides information about actual account values and actual expenses. You may use the information in this line, together with the amount you invested, to estimate the expenses that you paid over the period. Simply divide your account value by $1,000 (for example, an $8,600 account value divided by $1,000 = 8.6), then multiply the result by the number in the first line under the heading entitled “Expenses Paid During Period” to estimate the expenses you paid on your account during this period.

Hypothetical Example for Comparison Purposes

The second line for each share class in the following table provides information about hypothetical account values and hypothetical expenses based on the fund’s actual expense ratio and an assumed rate of return of 5% per year before expenses, which is not the fund’s actual return. The hypothetical account values and expenses may not be used to estimate the actual ending account balance or expenses you paid for the period. You may use this information to compare the ongoing costs of investing in the fund and other funds. To do so, compare this 5% hypothetical example with the 5% hypothetical examples that appear in the shareholder reports of the other funds.

Please note that the expenses shown in the table are meant to highlight the fund’s ongoing costs only and do not take into account the fees and expenses imposed under the variable contracts through which your investment in the fund is made. Therefore, the second line for each share class in the table is useful in comparing ongoing costs associated with an investment in vehicles (such as the fund) which fund benefits under variable annuity and variable life insurance contracts and to qualified pension and retirement plans only, and will not help you determine the relative total costs of investing in the fund through variable annuity and variable life insurance contracts. If the fees and expenses imposed under the variable contracts were included, your costs would have been higher.

Share Class		Annualized Expense Ratio	Beginning Account Value 7/01/08	Ending Account Value 12/31/08	Expenses Paid During Period (p) 7/01/08-12/31/08
Initial Class	Actual	0.84%	$1,000.00	$754.58	$3.70
	Hypothetical (h)	0.84%	$1,000.00	$1,020.91	$4.27
Service Class	Actual	1.09%	$1,000.00	$753.55	$4.80
	Hypothetical (h)	1.09%	$1,000.00	$1,019.66	$5.53

(h)	5% class return per year before expenses.

(p)	Expenses paid is equal to each class’ annualized expense ratio, as shown above, multiplied by the average account value over the period, multiplied by the number of days in the period, divided by the number of days in the year.

6

PORTFOLIO OF INVESTMENTS – 12/31/08

The Portfolio of Investments is a complete list of all securities owned by your fund. It is categorized by broad-based asset classes.

Issuer	Shares/Par	Value ($)

COMMON STOCKS – 98.8%
Aerospace – 8.5%
Lockheed Martin Corp.	168,270	$14,148,142
Northrop Grumman Corp.	152,840	6,883,914
United Technologies Corp.	98,780	5,294,608

		$26,326,664

Alcoholic Beverages – 1.8%
Diageo PLC	288,509	$4,013,313
Molson Coors Brewing Co.	34,390	1,682,359

		$5,695,672

Apparel Manufacturers – 1.3%
NIKE, Inc., “B”	82,020	$4,183,020

Automotive – 0.5%
Johnson Controls, Inc.	85,260	$1,548,322

Broadcasting – 3.1%
Omnicom Group, Inc.	140,460	$3,781,183
Walt Disney Co.	190,640	4,325,622
WPP Group PLC	267,418	1,558,844

		$9,665,649

Brokerage & Asset Managers – 1.2%
Franklin Resources, Inc.	32,140	$2,049,889
Invesco Ltd.	32,440	468,434
Merrill Lynch & Co., Inc.	117,280	1,365,139

		$3,883,462

Business Services – 3.0%
Accenture Ltd.	174,570	$5,724,150
Automatic Data Processing, Inc.	27,600	1,085,784
Visa, Inc.	22,690	1,190,090
Western Union Co.	94,560	1,355,990

		$9,356,014

Chemicals – 2.7%
3M Co.	56,330	$3,241,228
PPG Industries, Inc.	123,360	5,234,165

		$8,475,393

Computer Software – 2.7%
Oracle Corp. (a)	466,650	$8,273,705

Computer Software – Systems – 2.2%
Hewlett-Packard Co.	56,180	$2,038,772
International Business Machines Corp.	58,010	4,882,122

		$6,920,894

Construction – 1.0%
Sherwin-Williams Co.	49,570	$2,961,807

Consumer Goods & Services – 1.2%
Procter & Gamble Co.	59,181	$3,658,569

Electrical Equipment – 1.6%
Danaher Corp.	47,240	$2,674,256
W.W. Grainger, Inc.	29,680	2,339,971

		$5,014,227

Issuer	Shares/Par	Value ($)

COMMON STOCKS – continued
Electronics – 2.2%
Agilent Technologies, Inc. (a)	47,610	$744,144
Intel Corp.	427,040	6,260,406

		$7,004,550

Energy – Independent – 4.1%
Apache Corp.	56,940	$4,243,738
Devon Energy Corp.	64,280	4,223,839
EOG Resources, Inc.	40,110	2,670,524
Occidental Petroleum Corp.	28,000	1,679,720

		$12,817,821

Energy – Integrated – 10.3%
Chevron Corp.	95,895	$7,093,353
ConocoPhillips	50,100	2,595,180
Exxon Mobil Corp.	103,742	8,281,724
Hess Corp.	63,650	3,414,186
Marathon Oil Corp.	34,660	948,298
TOTAL S.A., ADR	177,540	9,817,962

		$32,150,703

Food & Beverages – 3.7%
J.M. Smucker Co.	24,527	$1,063,491
Kellogg Co.	30,540	1,339,179
Nestle S.A.	128,597	5,068,339
Pepsi Bottling Group, Inc.	12,680	285,427
PepsiCo, Inc.	67,358	3,689,198

		$11,445,634

Food & Drug Stores – 1.5%
CVS Caremark Corp.	128,108	$3,681,824
Kroger Co.	40,540	1,070,661

		$4,752,485

Gaming & Lodging – 0.6%
Royal Caribbean Cruises Ltd.	140,610	$1,933,388

General Merchandise – 0.5%
Macy’s, Inc.	135,260	$1,399,941

Health Maintenance Organizations – 0.2%
WellPoint, Inc. (a)	16,670	$702,307

Insurance – 7.8%
Allstate Corp.	256,370	$8,398,681
Aon Corp.	25,000	1,142,000
Chubb Corp.	48,690	2,483,190
Genworth Financial, Inc.	206,900	585,527
MetLife, Inc.	263,220	9,175,849
Prudential Financial, Inc.	61,300	1,854,938
Travelers Cos., Inc.	15,140	684,328

		$24,324,513

Leisure & Toys – 0.2%
Hasbro, Inc.	22,860	$666,826

Machinery & Tools – 0.8%
Eaton Corp.	51,770	$2,573,487

7

Portfolio of Investments – continued

Issuer	Shares/Par	Value ($)

COMMON STOCKS – continued
Major Banks – 9.9%
Bank of America Corp.	190,454	$2,681,592
Bank of New York Mellon Corp.	248,035	7,026,832
Goldman Sachs Group, Inc.	67,190	5,670,164
JPMorgan Chase & Co.	181,430	5,720,488
PNC Financial Services Group, Inc.	51,910	2,543,590
State Street Corp.	115,640	4,548,121
SunTrust Banks, Inc.	21,130	624,180
Wells Fargo & Co.	66,960	1,973,981

		$30,788,948

Medical Equipment – 0.4%
Waters Corp. (a)	34,870	$1,277,985

Oil Services – 0.5%
National Oilwell Varco, Inc. (a)	57,690	$1,409,944

Pharmaceuticals – 7.3%
Abbott Laboratories	35,140	$1,875,422
GlaxoSmithKline PLC	85,670	1,590,412
Johnson & Johnson	78,540	4,699,048
Merck & Co., Inc.	195,920	5,955,968
Pfizer, Inc.	63,300	1,121,043
Roche Holding AG	8,230	1,266,874
Wyeth	167,720	6,291,177

		$22,799,944

Railroad & Shipping – 0.3%
Burlington Northern Santa Fe Corp.	10,420	$788,898

Specialty Chemicals – 0.7%
Air Products & Chemicals, Inc.	45,297	$2,277,080

Specialty Stores – 0.4%
Staples, Inc.	70,630	$1,265,690

Telecommunications – Wireless – 1.9%
America Movil S.A.B. de C.V., “L”, ADR	7,990	$247,610
Rogers Communications, Inc., “B”	52,810	1,565,264
Vodafone Group PLC	1,964,197	3,954,152

		$5,767,026

Telephone Services – 4.2%
AT&T, Inc.	409,600	$11,673,600
Verizon Communications, Inc.	38,290	1,298,031

		$12,971,631

Issuer	Shares/Par	Value ($)

COMMON STOCKS – continued
Tobacco – 4.9%
Altria Group, Inc.	70,690	$1,064,591
Lorillard, Inc.	30,380	1,711,913
Philip Morris International, Inc.	286,850	12,480,843

		$15,257,347

Utilities – Electric Power – 5.6%
Dominion Resources, Inc.	126,638	$4,538,706
Entergy Corp.	31,800	2,643,534
FPL Group, Inc.	56,990	2,868,307
PG&E Corp.	58,170	2,251,761
PPL Corp.	90,810	2,786,959
Public Service Enterprise Group, Inc.	80,870	2,358,978

		$17,448,245

Total Common Stocks (Identified Cost, $342,778,837)		$307,787,791

REPURCHASE AGREEMENTS – 1.3%
Goldman Sachs, 0.01%, dated 12/31/08, due 1/02/09, total to be received $3,944,002 (secured by U.S. Treasury and Federal Agency obligations and Mortgage Backed securities in a jointly traded account), at Cost	$3,944,000	$3,944,000

Total Investments (Identified Cost, $346,722,837)		$311,731,791

OTHER ASSETS, LESS LIABILITIES – (0.1)%		(201,865)

Net Assets – 100.0%		$311,529,926

(a)	Non-income producing security.

The following abbreviations are used in this report and are defined:

ADR	American Depository Receipt

See Notes to Financial Statements

8

FINANCIAL STATEMENTS  |  STATEMENT OF ASSETS AND LIABILITIES

This statement represents your fund’s balance sheet, which details the assets and liabilities comprising the total value of the fund.

At 12/31/08
Assets
Investments, at value (identified cost, $346,722,837)	$311,731,791
Cash	80
Foreign currency, at value (identified cost, $23)	23
Receivable for fund shares sold	328,763
Interest and dividends receivable	809,381
Other assets	15,059
Total assets		$312,885,097
Liabilities
Payable for investments purchased	$984,601
Payable for fund shares reacquired	223,932
Payable to affiliates
Management fee	12,432
Distribution fees	2,200
Administrative services fee	927
Payable for trustees’ compensation	37
Accrued expenses and other liabilities	131,042
Total liabilities		$1,355,171
Net assets		$311,529,926
Net assets consist of
Paid-in capital	$350,526,625
Unrealized appreciation (depreciation) on investments and translation of assets and liabilities in foreign currencies	(34,998,328)
Accumulated net realized gain (loss) on investments and foreign currency transactions	(9,892,432)
Undistributed net investment income	5,894,061
Net assets		$311,529,926
Shares of beneficial interest outstanding		29,246,325
Initial Class shares
Net assets	$146,010,728
Shares outstanding	13,650,398
Net asset value per share		$10.70
Service Class shares
Net assets	$165,519,198
Shares outstanding	15,595,927
Net asset value per share		$10.61

See Notes to Financial Statements

9

FINANCIAL STATEMENTS  |  STATEMENT OF OPERATIONS

This statement describes how much your fund earned in investment income and accrued in expenses. It also describes any gains and/or losses generated by fund operations.

Year ended 12/31/08
Net investment income
Income
Dividends	$9,178,602
Interest	194,707
Foreign taxes withheld	(95,760)
Total investment income		$9,277,549
Expenses
Management fee	$2,629,069
Distribution fees	381,441
Administrative services fee	111,605
Trustees’ compensation	33,216
Custodian fee	85,589
Shareholder communications	10,613
Auditing fees	43,987
Legal fees	7,128
Miscellaneous	34,516
Total expenses		$3,337,164
Fees paid indirectly	(100)
Net expenses		$3,337,064
Net investment income		$5,940,485
Realized and unrealized gain (loss) on investments and foreign currency transactions
Realized gain (loss) (identified cost basis)
Investment transactions	$(8,640,071)
Foreign currency transactions	(4,298)
Net realized gain (loss) on investments and foreign currency transactions		$(8,644,369)
Change in unrealized appreciation (depreciation)
Investments	$(136,651,068)
Translation of assets and liabilities in foreign currencies	(4,363)
Net unrealized gain (loss) on investments and foreign currency translation		$(136,655,431)
Net realized and unrealized gain (loss) on investments and foreign currency		$(145,299,800)
Change in net assets from operations		$(139,359,315)

See Notes to Financial Statements

10

FINANCIAL STATEMENTS  |  STATEMENTS OF CHANGES IN NET ASSETS

These statements describe the increases and/or decreases in net assets resulting from operations, any distributions, and any shareholder transactions.

For years ended 12/31	2008	2007
Change in net assets
From operations
Net investment income	$5,940,485	$5,994,983
Net realized gain (loss) on investments and foreign currency transactions	(8,644,369)	53,104,386
Net unrealized gain (loss) on investments and foreign currency translation	(136,655,431)	(23,653,970)
Change in net assets from operations	$(139,359,315)	$35,445,399
Distributions declared to shareholders
From net investment income
Initial Class	$(3,747,705)	$(4,956,730)
Service Class	(2,247,240)	(1,958,742)
From net realized gain on investments
Initial Class	(31,412,527)	(18,004,251)
Service Class	(21,883,109)	(8,308,499)
Total distributions declared to shareholders	$(59,290,581)	$(33,228,222)
Change in net assets from fund share transactions	$100,628,291	$(57,093,670)
Total change in net assets	$(98,021,605)	$(54,876,493)
Net assets
At beginning of period	409,551,531	464,428,024
At end of period (including undistributed net investment income of $5,894,061 and $5,989,992, respectively)	$311,529,926	$409,551,531

See Notes to Financial Statements

11

FINANCIAL STATEMENTS  |  FINANCIAL HIGHLIGHTS

The financial highlights table is intended to help you understand the fund’s financial performance for the past 5 years. Certain information reflects financial results for a single fund share. The total returns in the table represent the rate by which an investor would have earned (or lost) on an investment in the fund share class (assuming reinvestment of all distributions) held for the entire period.

Initial Class	Years ended 12/31
	2008	2007	2006	2005	2004
Net asset value, beginning of period	$18.78	$18.70	$16.30	$15.51	$13.61
Income (loss) from investment operations
Net investment income (d)	$0.25	$0.27	$0.28	$0.24	$0.21
Net realized and unrealized gain (loss) on investments and foreign currency	(5.50)	1.22	3.04	0.77	1.87
Total from investment operations	$(5.25)	$1.49	$3.32	$1.01	$2.08
Less distributions declared to shareholders
From net investment income	$(0.30)	$(0.30)	$(0.27)	$(0.22)	$(0.18)
From net realized gain on investments	(2.53)	(1.11)	(0.65)	—	—
Total distributions declared to shareholders	$(2.83)	$(1.41)	$(0.92)	$(0.22)	$(0.18)
Net asset value, end of period	$10.70	$18.78	$18.70	$16.30	$15.51
Total return (%) (k)(s)	(32.64)	7.92	20.96	6.60	15.52 (b)
Ratios (%) (to average net assets) and Supplemental data:
Expenses (f)	0.84	0.83	0.86	0.85	0.83
Net investment income	1.75	1.40	1.62	1.51	1.53
Portfolio turnover	44	25	26	22	36
Net assets at end of period (000 Omitted)	$146,011	$267,967	$323,094	$319,952	$339,705

See Notes to Financial Statements

12

Financial Highlights – continued

Service Class	Years ended 12/31
	2008	2007	2006	2005	2004
Net asset value, beginning of period	$18.66	$18.59	$16.21	$15.43	$13.56
Income (loss) from investment operations
Net investment income (d)	$0.22	$0.22	$0.23	$0.20	$0.18
Net realized and unrealized gain (loss) on investments and foreign currency	(5.48)	1.22	3.02	0.77	1.85
Total from investment operations	$(5.26)	$1.44	$3.25	$0.97	$2.03
Less distributions declared to shareholders
From net investment income	$(0.26)	$(0.26)	$(0.22)	$(0.19)	$(0.16)
From net realized gain on investments	(2.53)	(1.11)	(0.65)	—	—
Total distributions declared to shareholders	$(2.79)	$(1.37)	$(0.87)	$(0.19)	$(0.16)
Net asset value, end of period	$10.61	$18.66	$18.59	$16.21	$15.43
Total return (%) (k)(s)	(32.87)	7.67	20.66	6.34	15.18 (b)
Ratios (%) (to average net assets) and Supplemental data:
Expenses (f)	1.09	1.08	1.11	1.10	1.08
Net investment income	1.62	1.16	1.37	1.27	1.28
Portfolio turnover	44	25	26	22	36
Net assets at end of period (000 Omitted)	$165,519	$141,584	$141,334	$126,809	$119,496

(b)	The fund’s net asset value and total return calculation include a non-recurring accrual recorded as a result of an administrative proceeding regarding disclosure of brokerage allocation practices in connection with fund sales. The non-recurring accrual did not have a material impact on the net asset value per share based on the shares outstanding on the day the accrual was recorded.

(d)	Per share data is based on average shares outstanding.

(f)	Ratios do not reflect reductions from fees paid indirectly, if applicable.

(k)	The total return does not reflect expenses that apply to separate accounts. Inclusion of these charges would reduce the total return figures for all periods shown.

(s)	From time to time the fund may receive proceeds from litigation settlements, without which performance would be lower.

See Notes to Financial Statements

13

NOTES TO FINANCIAL STATEMENTS

(1)	Business and Organization

MFS Value Portfolio (the fund) is a series of MFS Variable Insurance Trust II (the trust). The trust is organized as a Massachusetts business trust and is registered under the Investment Company Act of 1940, as amended, as an open-end management investment company. The shares of the fund are sold to variable accounts established by insurance companies to fund benefits under variable contracts issued by such companies, and qualified retirement and pension plans.

(2)	Significant Accounting Policies

General – The preparation of financial statements in conformity with U.S. generally accepted accounting principles requires management to make estimates and assumptions that affect the reported amounts of assets and liabilities, and disclosure of contingent assets and liabilities at the date of the financial statements and the reported amounts of revenues and expenses during the reporting period. Actual results could differ from those estimates. The fund can invest in foreign securities. Investments in foreign securities are vulnerable to the effects of changes in the relative values of the local currency and the U.S. dollar and to the effects of changes in each country’s legal, political, and economic environment.

In March 2008, FASB Statement No. 161, Disclosures about Derivative Instruments and Hedging Activities (the “Standard”) was issued, and is effective for financial statements issued for fiscal years and interim periods beginning after November 15, 2008. This Standard provides enhanced disclosures about the fund’s use of and accounting for derivative instruments and the effect of derivative instruments on the fund’s results of operations and financial position. Management is evaluating the application of the Standard to the fund, and has not at this time determined the impact, if any, resulting from the adoption of this Standard on the fund’s financial statements.

FASB Staff Position (FSP) 133-1 was implemented during the period. FSP 133-1 amends FAS 133 to require sellers of credit derivatives to make disclosures that will enable financial statement users to assess the potential effects of those credit derivatives on an entity’s financial position, financial performance and cash flows. There was no impact from implementing FSP 133-1 as the fund did not hold any of these credit derivatives at period end.

Investment Valuations – Equity securities, including restricted equity securities, are generally valued at the last sale or official closing price as reported by a third party pricing service on the market or exchange on which they are primarily traded. For securities for which there were no sales reported that day, equity securities are generally valued at the last quoted daily bid quotation as reported by a third party pricing service on the market or exchange on which they are primarily traded. For securities held short for which there were no sales reported for the day, the position is generally valued at the last quoted daily ask quotation as reported by a third party pricing service on the market or exchange on which such securities are primarily traded. Short-term instruments with a maturity at issuance of 60 days or less may be valued at amortized cost, which approximates market value. Securities and other assets generally valued on the basis of information from a third party pricing service may also be valued at a broker-dealer bid quotation. Values obtained from pricing services can utilize both dealer-supplied valuations and electronic data processing techniques, which take into account factors such as institutional-size trading in similar groups of securities, yield, quality, coupon rate, maturity, type of issue, trading characteristics, and other market data. The values of foreign securities and other assets and liabilities expressed in foreign currencies are converted to U.S. dollars using the mean of bid and asked prices for rates reported by a third party pricing service.

The Board of Trustees has delegated primary responsibility for determining or causing to be determined the value of the fund’s investments (including any fair valuation) to the adviser pursuant to valuation policies and procedures approved by the Board. If the adviser determines that reliable market quotations are not readily available, investments are valued at fair value as determined in good faith by the adviser in accordance with such procedures under the oversight of the Board of Trustees. Under the fund’s valuation policies and procedures, market quotations are not considered to be readily available for most types of debt instruments and floating rate loans and many types of derivatives. These investments are generally valued at fair value based on information from third party pricing services. In addition, investments may be valued at fair value if the adviser determines that an investment’s value has been materially affected by events occurring after the close of the exchange or market on which the investment is principally traded (such as foreign exchange or market) and prior to the determination of the fund’s net asset value, or after the halting of trading of a specific security where trading does not resume prior to the close of the exchange or market on which the security is principally traded. Events that occur on a frequent basis after foreign markets close (such as developments in foreign markets and significant movements in the U.S. markets) and prior to the determination of the fund’s net asset value may be deemed to have a material affect on the value of securities traded in foreign markets. Accordingly, the fund’s foreign equity securities may often be valued at fair value. The adviser may rely on third party pricing services or other information (such as the correlation with price movements of similar securities in the same or other markets; the type, cost and investment characteristics of the security; the business and financial condition of the issuer; and trading and other market data) to assist in determining whether to fair value and at what value to fair value an investment. The value of an investment for purposes of calculating the fund’s net asset value can differ depending on the source and method used to determine value. When fair valuation is used, the value of investments used to determine the fund’s net asset value may differ from quoted or published prices for the same investments.

14

Notes to Financial Statements – continued

The fund adopted FASB Statement No. 157, Fair Value Measurements (the “Statement”). This Statement provides a single definition of fair value, a hierarchy for measuring fair value and expanded disclosures about fair value measurements.

Various inputs are used in determining the value of the fund’s assets or liabilities carried at market value. These inputs are categorized into three broad levels. Level 1 includes quoted prices in active markets for identical assets or liabilities. Level 2 includes other significant observable market-based inputs (including quoted prices for similar securities, interest rates, prepayment speed, and credit risk). Level 3 includes unobservable inputs, which may include the adviser’s own assumptions in determining the fair value of investments. Other financial instruments are derivative instruments not reflected in total investments, such as futures, forwards, swap contracts, and written options. The following is a summary of the levels used as of December 31, 2008 in valuing the fund’s assets or liabilities carried at market value:

	Level 1	Level 2	Level 3	Total
Investments in Securities	$290,335,857	$21,395,934	$—	$311,731,791
Other Financial Instruments	$—	$—	$—	$—

Repurchase Agreements – The fund may enter into repurchase agreements with approved counterparties. Each repurchase agreement is recorded at cost. The fund requires that the securities collateral in a repurchase transaction be transferred to a custodian. The fund monitors, on a daily basis, the value of the collateral to ensure that its value, including accrued interest, is greater than amounts owed to the fund under each such repurchase agreement. The fund and other funds managed by Massachusetts Financial Services Company (MFS), may utilize a joint trading account for the purpose of entering into one or more repurchase agreements.
Foreign Currency Translation – Purchases and sales of foreign investments, income, and expenses are converted into U.S. dollars based upon currency exchange rates prevailing on the respective dates of such transactions or on the reporting date for foreign denominated receivables and payables. Gains and losses attributable to foreign currency exchange rates on sales of securities are recorded for financial statement purposes as net realized gains and losses on investments. Gains and losses attributable to foreign exchange rate movements on receivables, payables, income and expenses are recorded for financial statement purposes as foreign currency transaction gains and losses. That portion of both realized and unrealized gains and losses on investments that results from fluctuations in foreign currency exchange rates is not separately disclosed.

Security Loans – State Street Bank and Trust Company (“State Street”), as lending agent, may loan the securities of the fund to certain qualified institutions (the “Borrowers”) approved by the fund. The loans are collateralized by cash and/or U.S. Treasury and federal agency obligations in an amount typically at least equal to the market value of the securities loaned. State Street provides the fund with indemnification against Borrower default. The fund bears the risk of loss with respect to the investment of cash collateral. On loans collateralized by cash, the cash collateral is invested in a money market fund or short-term securities. A portion of the income generated upon investment of the collateral is remitted to the Borrowers, and the remainder is allocated between the fund and the lending agent. On loans collateralized by U.S. Treasury and/or federal agency obligations, a fee is received from the Borrower, and is allocated between the fund and the lending agent. Income from securities lending is included in interest income on the Statement of Operations. The dividend and interest income earned on the securities loaned is accounted for in the same manner as other dividend and interest income. At December 31, 2008, there were no securities on loan.

Indemnifications – Under the fund’s organizational documents, its officers and trustees may be indemnified against certain liabilities and expenses arising out of the performance of their duties to the fund. Additionally, in the normal course of business, the fund enters into agreements with service providers that may contain indemnification clauses. The fund’s maximum exposure under these agreements is unknown as this would involve future claims that may be made against the fund that have not yet occurred.

Investment Transactions and Income – Investment transactions are recorded on the trade date. Interest income is recorded on the accrual basis. All premium and discount is amortized or accreted for financial statement purposes in accordance with U.S. generally accepted accounting principles. Dividends received in cash are recorded on the ex-dividend date. Certain dividends from foreign securities will be recorded when the fund is informed of the dividend if such information is obtained subsequent to the ex-dividend date. Dividend and interest payments received in additional securities are recorded on the ex-dividend or ex-interest date in an amount equal to the value of the security on such date.

The fund may receive proceeds from litigation settlements. Any proceeds received from litigation involving portfolio holdings are reflected in the Statement of Operations in realized gain/loss if the security has been disposed of by the fund or in unrealized gain/loss if the security is still held by the fund. Any other proceeds from litigation not related to portfolio holdings are reflected as other income in the Statement of Operations.

15

Notes to Financial Statements – continued

Fees Paid Indirectly – The fund’s custody fee may be reduced according to an arrangement that measures the value of cash deposited with the custodian by the fund. This amount, for the year ended December 31, 2008, is shown as a reduction of total expenses on the Statement of Operations.

Tax Matters and Distributions – The fund intends to qualify as a regulated investment company, as defined under Subchapter M of the Internal Revenue Code, and to distribute all of its taxable income, including realized capital gains. As a result, no provision for federal income tax is required. Each of the fund’s federal tax returns for the prior three fiscal years remains subject to examination by the Internal Revenue Service. Foreign taxes, if any, have been accrued by the fund in the accompanying financial statements.

Distributions to shareholders are recorded on the ex-dividend date. Income and capital gain distributions are determined in accordance with income tax regulations, which may differ from U.S. generally accepted accounting principles. Certain capital accounts in the financial statements are periodically adjusted for permanent differences in order to reflect their tax character. These adjustments have no impact on net assets or net asset value per share. Temporary differences which arise from recognizing certain items of income, expense, gain or loss in different periods for financial statement and tax purposes will reverse at some time in the future. Distributions in excess of net investment income or net realized gains are temporary overdistributions for financial statement purposes resulting from differences in the recognition or classification of income or distributions for financial statement and tax purposes.

Book/tax differences primarily relate to wash sale loss deferrals.

The tax character of distributions declared to shareholders for the last two fiscal years is as follows:

	12/31/08	12/31/07
Ordinary income (including any short-term capital gains)	$8,698,851	$7,811,648
Long-term capital gain	50,591,730	25,416,574
Total distributions	$59,290,581	$33,228,222

The federal tax cost and the tax basis components of distributable earnings were as follows:

As of 12/31/08
Cost of investments	$350,540,593
Gross appreciation	20,290,651
Gross depreciation	(59,099,453)
Net unrealized appreciation (depreciation)	$(38,808,802)
Undistributed ordinary income	5,894,061
Capital loss carryforwards	(6,074,676)
Other temporary differences	(7,282)

As of December 31, 2008, the fund had capital loss carryforwards available to offset future realized gains. Such losses expire as follows:

12/31/16	$(6,074,676)

Multiple Classes of Shares of Beneficial Interest – The fund offers multiple classes of shares, which differ in their respective distribution fees. The fund’s income, realized and unrealized gain (loss), and common expenses are allocated to shareholders based on the daily net assets of each class. Dividends are declared separately for each class. Differences in per share dividend rates are generally due to differences in separate class expenses.

(3)	Transactions with Affiliates

Investment Adviser – The fund has an investment advisory agreement with MFS to provide overall investment management and related administrative services and facilities to the fund. The management fee is computed daily and paid monthly at the following annual rates:

First $1 billion of average daily net assets	0.75%
Average daily net assets in excess of $1 billion	0.65%

The management fee incurred for the year ended December 31, 2008 was equivalent to an annual effective rate of 0.75% of the fund’s average daily net assets.

The investment adviser has agreed in writing to pay a portion of the fund’s total annual operating expenses, exclusive of interest, taxes, extraordinary expenses, brokerage and transaction costs and investment-related expenses, such that the operating expenses of the fund do not exceed 0.90% for the Initial Class shares and 1.15% for the Service Class shares, based on the average daily net assets of each share class. This written agreement will continue until April 30, 2010. For the year ended December 31, 2008, the fund’s actual operating expenses did not exceed the limit and therefore, the investment adviser did not pay any portion of the fund’s expenses.

16

Notes to Financial Statements – continued

Distributor – MFS Fund Distributors, Inc. (MFD), a wholly-owned subsidiary of MFS, is the distributor of shares of the fund. The Trustees have adopted a distribution plan for the Service Class shares pursuant to Rule 12b-1 under the Investment Company Act of 1940.

The fund’s distribution plan provides that the fund will pay MFD distribution fees equal to 0.25% per annum of its average daily net assets attributable to Service Class shares as partial consideration for services performed and expenses incurred by MFD and financial intermediaries in connection with the sale and distribution of the fund’s Service Class shares and the sale and distribution of the variable annuity or variable life insurance contracts investing indirectly in Service Class shares. MFD may subsequently pay all, or a portion, of the distribution fees to financial intermediaries.

Shareholder Servicing Agent – MFS Service Center, Inc. (MFSC), a wholly-owned subsidiary of MFS, has contracted to provide transfer agent and recordkeeping functions in connection with the issuance, transfer, and redemption of each class of shares of the fund under a Shareholder Servicing Agent Agreement. During the year ended December 31, 2008, the fund did not pay MFSC a fee for this service.

Administrator – MFS provides certain financial, legal, shareholder communications, compliance, and other administrative services to the fund. Under an administrative services agreement, the fund partially reimburses MFS the costs incurred to provide these services. The fund is charged an annual fixed amount of $10,000 plus a fee based on average daily net assets.

The administrative services fee incurred for the year ended December 31, 2008 was equivalent to an annual effective rate of 0.0318% of the fund’s average daily net assets.

Trustees’ and Officers’ Compensation – The fund pays compensation to trustees in the form of a retainer, attendance fees, and additional compensation to the Board chairperson. The fund does not pay compensation directly to officers of the fund who are also officers of the investment adviser, all of whom receive remuneration for their services to the fund from MFS. Certain officers of the fund are officers or directors of MFS, MFD, and MFSC.

Other – This fund and certain other MFS funds (the funds) have entered into services agreements (the Agreements) which provide for payment of fees by the funds to Tarantino LLC and Griffin Compliance LLC in return for the provision of services of an Independent Chief Compliance Officer (ICCO) and Assistant ICCO, respectively, for the funds. The ICCO and Assistant ICCO are officers of the funds and the sole members of Tarantino LLC and Griffin Compliance LLC, respectively. The funds can terminate the Agreements with Tarantino LLC and Griffin Compliance LLC at any time under the terms of the Agreements. MFS has agreed to bear all expenses associated with office space, other administrative support, and supplies provided to the ICCO and Assistant ICCO. For the year ended December 31, 2008, the aggregate fees paid by the fund to Tarantino LLC and Griffin Compliance LLC were $3,445 and are included in miscellaneous expense on the Statement of Operations.

(4)	Portfolio Securities

Purchases and sales of investments, other than U.S. Government securities, purchased option transactions, and short-term obligations, aggregated $200,072,353 and $156,377,634, respectively.

(5)	Shares of Beneficial Interest

The fund’s Declaration of Trust permits the Trustees to issue an unlimited number of full and fractional shares of beneficial interest. Transactions in fund shares were as follows:

	Year ended 12/31/08		Year ended 12/31/07
	Shares	Amount	Shares	Amount
Shares sold
Initial Class	1,777,770	$21,640,444	230,880	$4,385,870
Service Class	7,278,802	101,235,972	441,487	8,316,726
	9,056,572	$122,876,416	672,367	$12,702,596
Shares issued to shareholders in reinvestment of distributions
Initial Class	2,264,020	$35,160,232	1,215,510	$22,960,981
Service Class	1,563,859	24,130,349	546,130	10,267,241
	3,827,879	$59,290,581	1,761,640	$33,228,222
Shares reacquired
Initial Class	(4,660,114)	$(68,798,535)	(4,454,852)	$(84,197,974)
Service Class	(835,834)	(12,740,171)	(1,001,443)	(18,826,514)
	(5,495,948)	$(81,538,706)	(5,456,295)	$(103,024,488)
Net change
Initial Class	(618,324)	$(11,997,859)	(3,008,462)	$(56,851,123)
Service Class	8,006,827	112,626,150	(13,826)	(242,547)
	7,388,503	$100,628,291	(3,022,288)	$(57,093,670)

17

Notes to Financial Statements – continued

(6)	Line of Credit

The fund and other funds managed by MFS participate in a $1 billion unsecured committed line of credit provided by a syndication of banks under a credit agreement. In addition, the fund and other funds managed by MFS have established uncommitted borrowing arrangements with certain banks. Borrowings may be made for temporary financing needs. Interest is charged to each fund, based on its borrowings, generally at a rate equal to the Federal Reserve funds rate plus 0.30%. In addition, a commitment fee, based on the average daily, unused portion of the committed line of credit, is allocated among the participating funds at the end of each calendar quarter. For the year ended December 31, 2008, the fund’s commitment fee and interest expense were $1,807 and $0, respectively, and are included in miscellaneous expense on the Statement of Operations.

18

REPORT OF INDEPENDENT REGISTERED PUBLIC ACCOUNTING FIRM

To the Board of Trustees of MFS Variable Insurance Trust II and the Shareholders of

MFS Value Portfolio:

We have audited the accompanying statement of assets and liabilities, including the portfolio of investments, of MFS Value Portfolio (the “Fund”) (one of the portfolios comprising MFS Variable Insurance Trust II) as of December 31, 2008, and the related statement of operations for the year then ended, the statements of changes in net assets for each of the two years in the period then ended, and the financial highlights for each of the five years in the period then ended. These financial statements and financial highlights are the responsibility of the Fund’s management. Our responsibility is to express an opinion on these financial statements and financial highlights based on our audits.

We conducted our audits in accordance with the standards of the Public Company Accounting Oversight Board (United States). Those standards require that we plan and perform the audit to obtain reasonable assurance about whether the financial statements and financial highlights are free of material misstatement. The Fund is not required to have, nor were we engaged to perform, an audit of its internal control over financial reporting. Our audits included consideration of internal control over financial reporting as a basis for designing audit procedures that are appropriate in the circumstances, but not for the purpose of expressing an opinion on the effectiveness of the Fund’s internal control over financial reporting. Accordingly, we express no such opinion. An audit also includes examining, on a test basis, evidence supporting the amounts and disclosures in the financial statements, assessing the accounting principles used and significant estimates made by management, as well as evaluating the overall financial statement presentation. Our procedures included confirmation of securities owned as of December 31, 2008, by correspondence with the custodian and brokers; where replies were not received from brokers, we performed other auditing procedures. We believe that our audits provide a reasonable basis for our opinion.

In our opinion, the financial statements and financial highlights referred to above present fairly, in all material respects, the financial position of MFS Value Portfolio as of December 31, 2008, the results of its operations for the year then ended, the changes in its net assets for each of the two years in the period then ended, and the financial highlights for each of the five years in the period then ended, in conformity with accounting principles generally accepted in the United States of America.

DELOITTE & TOUCHE LLP

Boston, Massachusetts

February 19, 2009

19

TRUSTEES AND OFFICERS – IDENTIFICATION AND BACKGROUND

The Trustees and officers of the Trust, as of February 1, 2009, are listed below, together with their principal occupations during the past five years. (Their titles may have varied during that period.) The address of each Trustee and officer is 500 Boylston Street, Boston, Massachusetts 02116.

Name, Date of Birth	Position(s) Held with Fund	Trustee/Officer Since (1)	Principal Occupations During the Past Five Years and Other Directorships (2)
INTERESTED TRUSTEE
David D. Horn (3) (born 6/07/41)	Trustee	April 1986	Private investor; Sun Life Assurance Company of Canada, Senior Vice President and General Manager for the United States (until 1997); Director (until March 2004)

INDEPENDENT TRUSTEES
J. Kermit Birchfield (born 1/08/40)	Chairman	May 1997	Consultant; Century Partners, Inc. (investments), Director; Displaytech, Inc. (technology), Director; Dessin Fournir LLC (furniture manufacturer), Director (2005 to present); Intermountain Gas Company, Inc. & Intermountain Industries, Inc. (oil & gas exploration and production), Director; Site Watch LLC (software to monitor oil tanks), Managing Director (2006 to present); Juridica Investments (fund investing in judicial matters), Director (2007 to present); HPSC, Inc. (medical financing), Director (until January 2004)

Robert C. Bishop (born 1/13/43)	Trustee	May 2001	AutoImmune, Inc. (pharmaceutical product development), Chairman, President and Chief Executive Officer; Caliper Life Sciences Corp. (laboratory analytical instruments), Director; Millipore Corporation (purification/filtration products), Director; Waterstreet Capital (leverage buyouts), Advisory Board (August 2006 to present); Optobionics Corporation (ophthalmic devices), Director (2002 to 2007)

Frederick H. Dulles (born 3/12/42)	Trustee	May 2001	Ten State International Law PLLC (law firm), Of Counsel (since 2006); Prudential Carolina Real Estate, (real estate), Broker (since 2006); Free Enterprise Foundation, Inc. (research institute), Director & Secretary (until 2008); Disher, Hamrick & Myers Residential, Inc. (real estate) Broker (2005 until 2006); Frederick H. Dulles law practice (until 2006); Ten State Street LLP (law firm), Member (until 2005)

Marcia A. Kean (born 6/30/48)	Trustee	April 2005	Feinstein Kean Healthcare (consulting), Chief Executive Officer

Ronald G. Steinhart (born 6/15/40)	Trustee	May 2001	Private investor; Penske Automotive Group (automotive retailer), Director; Animal Health International, Inc. (animal health products), Director (since 2007); Texas Industries (concrete/aggregates/cement), Director (since 2007); Penson Worldwide, Inc. (securities clearance), Director (since 2006); Carreker Corporation (technology consulting) Director (until 2005); Prentiss Properties Trust (real estate investment trust), Director (until 2006)

Haviland Wright (born 7/21/48)	Trustee	May 2001	Profitability of Hawaii (software), Chief Development Officer (since December 2008); Elixir Technologies Corporation (software) Director (since 2005); Nano Loa Inc. (liquid crystal displays), Director

TRUSTEE EMERITUS
Samuel Adams (born 10/19/25)	Trustee Emeritus		Retired; K&L Gates LLP (law firm), Of Counsel

OFFICERS
Maria F. Dwyer (4) (born 12/01/58)	President	November 2005	Massachusetts Financial Services Company, Executive Vice President and Chief Regulatory Officer (since March 2004) Chief Compliance Officer (since December 2006); Fidelity Management & Research Company, Vice President (prior to March 2004); Fidelity Group of Funds, President and Treasurer (until March 2004)

Christopher R. Bohane (4) (born 1/18/74)	Assistant Secretary and Assistant Clerk	July 2005	Massachusetts Financial Services Company, Vice President and Senior Counsel

John M. Corcoran (4) (born 4/13/65)	Treasurer	October 2008	Massachusetts Financial Services Company, Senior Vice President (since October 2008); State Street Bank and Trust (financial services provider), Senior Vice President, (until September 2008)

Ethan D. Corey (4) (born 11/21/63)	Assistant Secretary and Assistant Clerk	July 2005	Massachusetts Financial Services Company, Senior Vice President and Associate General Counsel (since 2004); Dechert LLP (law firm), Counsel (prior to December 2004)

David L. DiLorenzo (4) (born 8/10/68)	Assistant Treasurer	July 2005	Massachusetts Financial Services Company, Vice President (since June 2005); JP Morgan Investor Services, Vice President (until June 2005)

Timothy M. Fagan (4) (born 7/10/68)	Assistant Secretary and Assistant Clerk	September 2005	Massachusetts Financial Services Company, Vice President and Senior Counsel (since September 2005); John Hancock Advisers, LLC, Vice President, Senior Attorney and Chief Compliance Officer (until August 2005)

20

Trustees and Officers – continued

Name, Date of Birth	Position(s) Held with Fund	Trustee/Officer Since (1)	Principal Occupations During the Past Five Years and Other Directorships (2)
Mark D. Fischer (4) (born 10/27/70)	Assistant Treasurer	July 2005	Massachusetts Financial Services Company, Vice President (since May 2005); JP Morgan Investment Management Company, Vice President (until May 2005)

Robyn L. Griffin (born 7/04/75)	Assistant Independent Chief Compliance Officer	August 2008	Griffin Compliance LLC (provider of compliance services), Principal (since August 2008); State Street Corporation (financial services provider), Mutual Fund Administration Assistant Vice President (October 2006 – July 2008); Liberty Mutual Group (insurance), Personal Market Assistant Controller (April 2006 – October 2006); Deloitte & Touche LLP (professional services firm), Senior Manager (prior to April 2006)

Brian E. Langenfeld (4) (born 3/07/73)	Assistant Secretary and Assistant Clerk	May 2006	Massachusetts Financial Services Company, Vice President and Senior Counsel (since May 2006); John Hancock Advisers, LLC, Assistant Vice President and Counsel (until April 2006)

Ellen Moynihan (4) (born 11/13/57)	Assistant Treasurer	May 1997	Massachusetts Financial Services Company, Senior Vice President

Susan S. Newton (4) (born 3/07/50)	Assistant Secretary and Assistant Clerk	May 2005	Massachusetts Financial Services Company, Senior Vice President and Associate General Counsel (since April 2005); John Hancock Advisers, LLC, Senior Vice President, Secretary and Chief Legal Officer (until April 2005)

Susan A. Pereira (4) (born 11/05/70)	Assistant Secretary and Assistant Clerk	July 2005	Massachusetts Financial Services Company, Vice President and Senior Counsel (since June 2004); Bingham McCutchen LLP (law firm), Associate (until June 2004)

Mark N. Polebaum (4) (born 5/01/52)	Secretary and Clerk	February 2006	Massachusetts Financial Services Company, Executive Vice President, General Counsel and Secretary (since January 2006); Wilmer Cutler Pickering Hale and Dorr LLP (law firm), Partner (until January 2006)

Frank L. Tarantino (born 3/07/44)	Independent Chief Compliance Officer	September 2004	Tarantino LLC (provider of compliance services), Principal (since June 2004); CRA Business Strategies Group (consulting services), Executive Vice President (until June 2004)

Richard S. Weitzel (4) (born 7/16/70)	Assistant Secretary and Assistant Clerk	October 2007	Massachusetts Financial Services Company, Vice President and Assistant General Counsel (since 2004); Massachusetts Department of Business and Technology, General Counsel (until April 2004)

James O. Yost (4) (born 6/12/60)	Assistant Treasurer	April 1992	Massachusetts Financial Services Company, Senior Vice President

(1)	Date first appointed to serve as Trustee/Officer of an MFS fund or a Compass variable account. Each Trustee has served continuously since appointment.

(2)	Directorships or trusteeships of companies required to report to the Securities and Exchange Commission (i.e., “public companies”).

(3)	“Interested person” of the Trust, within the meaning of the Investment Company Act of 1940 (referred to as the 1940 Act), which is the principal federal law governing investment companies like the Trust, as a result of position with Sun Life of Canada (U.S.). The address of Sun Life of Canada (U.S.) is One Sun Life Executive Park, Wellesley Hills, Massachusetts 02481.

(4)	“Interested person” of MFS within the meaning of the 1940 Act. The address of MFS is 500 Boylston Street, Boston, Massachusetts 02116.

The Trust does not hold annual meetings for the purpose of electing Trustees, and Trustees are not elected for fixed terms. Each Trustee and officer holds office until his or her successor is chosen and qualified, or until his or her earlier death, resignation, retirement or removal.

All Trustees currently serve as Trustees of the Trust and have served in that capacity since originally elected or appointed. All of the Trustees are also Managers of the Compass Variable Accounts. The executive officers of the Trust hold similar offices for the Compass Variable Accounts and other funds in the MFS fund complex. As of January 1, 2009, each Trustee serves as a Trustee or Manager of 35 Accounts/Funds.

The Statement of Additional Information contains further information about the Trustees and is available without charge upon request by calling 1-800-752-7215.

Investment Adviser Massachusetts Financial Services Company 500 Boylston Street, Boston, MA 02116-3741	Custodian State Street Bank and Trust 1 Lincoln Street, Boston, MA 02111-2900
Distributor MFS Fund Distributors, Inc. 500 Boylston Street, Boston, MA 02116-3741	Independent Registered Public Accounting Firm Deloitte & Touche LLP 200 Berkeley Street, Boston, MA 02116
Portfolio Managers Nevin Chitkara Steven Gorham

21

BOARD REVIEW OF INVESTMENT ADVISORY AGREEMENT

The Investment Company Act of 1940 requires that both the full Board of Trustees and a majority of the non-interested (“independent”) Trustees, voting separately, annually approve the continuation of the investment advisory agreement between MFS Variable Insurance Trust II (the “Trust”) and Massachusetts Financial Services Company (“MFS”) on behalf of the Fund. The Trustees consider matters bearing on the Fund and the advisory arrangements at their meetings throughout the year, including a review of performance data at each regular meeting. In addition, the independent Trustees met in May and again in July 2008 (“contract review meetings”) for the specific purpose of considering whether to approve the continuation of the investment advisory agreement for the Fund. The independent Trustees were assisted in their evaluation of the investment advisory agreement by independent legal counsel, from whom they received separate legal advice and with whom they met separately from MFS management during various contract review meetings. The independent Trustees were also assisted in this process by the Fund’s Independent Chief Compliance Officer, a full-time senior officer appointed by and reporting to the independent Trustees.

In connection with their deliberations, the Trustees, including the independent Trustees, considered such information and factors as they believed, in light of the legal advice furnished to them and their own business judgment, to be relevant. The investment advisory agreement was considered separately for the Fund, although the Trustees also took into account the common interests of all Funds in the Trust in their review. As described below, the Trustees considered the nature, quality, and extent of the various investment advisory, administrative, and shareholder services performed by MFS under the existing investment advisory agreement and other arrangements with the Trust.

In connection with their contract review meetings, the Trustees received and relied upon materials which included, among other items: (i) information provided by Lipper Inc. on the investment performance of the Fund for various time periods ended December 31, 2007, compared to the investment performance of a group of funds with substantially similar investment classifications/objectives (the “Lipper performance universe”), (ii) information provided by Lipper Inc. on the Fund’s advisory fees and other expenses compared to the advisory fees and other expenses of comparable funds identified by Lipper (the “Lipper expense group”), (iii) information provided by MFS on the advisory fees of comparable portfolios of its other clients, including institutional separate account and other clients, (iv) information as to whether expense waivers, reimbursements or fee “breakpoints” are observed for the Fund, (v) information regarding MFS’ financial results and financial condition, including MFS’ and certain of its affiliates’ estimated profitability from services performed for the Fund, (vi) MFS’ views regarding the outlook for the mutual fund industry and its strategic business plans, (vii) descriptions of various functions performed by MFS for the Trust, such as compliance monitoring and portfolio trading practices, and (viii) information regarding the overall organization of MFS, including information about MFS’ senior management and other personnel providing investment advisory, administrative and other services to the Fund. The comparative performance, fee and expense information prepared and provided by Lipper Inc. was not independently verified, and the independent Trustees did not independently verify any information provided to them by MFS.

The Trustees’ conclusion as to the continuation of the investment advisory agreement was based on comprehensive consideration of all information provided to the Trustees and not the result of any single factor. Some of the factors that figured particularly in the Trustees’ deliberations are described below for the Fund, while individual Trustees may have given different weight to various factors and evaluated the information presented as a whole differently than another Trustee. The Trustees recognized that the fee arrangements for the Fund reflect years of review and discussion between the independent Trustees and MFS, that certain aspects of such arrangements may receive greater scrutiny in some years than others, and that the Trustees’ conclusions may be based, in part, on their consideration of these same arrangements during the course of the year and in prior years.

Based on information provided by Lipper Inc., the Trustees compared the Fund’s total return investment performance to the performance of a peer group of funds over various time periods. The Trustees placed particular emphasis on the total return performance of the Fund’s Initial Class shares in comparison to the performance of funds in its Lipper performance universe over the one-, three- and five-year periods. The Trustees did not rely on performance results for more recent periods, including those shown elsewhere in this report.

The Trustees noted the performance of the Fund’s Initial Class shares was in the 1st quintile relative to the other funds in the Lipper Classification Index for the one-year period (the 1st quintile being the best performers and the 5th quintile being the worst performers). The total return performance of the Fund was also in the 1st quintile for the three-year period and the five-year period ended December 31, 2007, relative to the Lipper performance universe. Based on the nature and quality of services provided by MFS, the Board of Trustees concluded that the Fund’s performance was satisfactory.

In the course of their deliberations, the Trustees took into account information provided by MFS during contract review meetings, as well as during investment review meetings conducted with portfolio management personnel during the course of the year.

22

Board Review of Investment Advisory Agreement – continued

In assessing the reasonableness of the Fund’s advisory fee, the Trustees considered, among other information, the Fund’s advisory fee and the total expense ratio of the Fund’s Initial Class shares as a percentage of average daily net assets, compared to the advisory fee and total expense ratios of its peer group of funds based on information provided by Lipper Inc. The Trustees also considered the advisory fees charged by MFS to institutional accounts. In comparing these fees, the Trustees considered the generally broader scope of services provided by MFS to the Trust than those provided to institutional accounts. The Trustees also considered the higher demands placed on MFS’ investment personnel and trading infrastructure as a result of the daily cash in-flows and out-flows of the Fund, and the impact on MFS and related expenses due to the more extensive regulatory regime to which the Fund is subject, compared to institutional accounts.

In considering the fees, the Trustees noted from the Lipper data that the Fund’s effective advisory fee rate and total expense ratio were each above the median of such fees and expenses of funds in the Lipper expense group. In addition, the Trustees accepted MFS’ offer to continue the expense limitation for the Fund. The Trustees further concluded that the existing breakpoint was sufficient to allow the Fund to benefit from economies of scale as its assets grow. The Trustees concluded that the fees were reasonable in light of the nature and quality of services provided.

The Trustees also considered information prepared by MFS relating to its costs and profits with respect to the Fund and other investment companies and accounts advised by MFS, as well as MFS’ methodologies used to determine and allocate its costs to the Fund and other accounts and products for purposes of estimating profitability.

After reviewing these and other factors described below, the Trustees concluded that the advisory fees charged to the Fund represent reasonable compensation in light of the nature and quality of the services being provided by MFS.

In addition, the Trustees considered MFS’ resources and related efforts to continue to retain, attract and motivate capable personnel to serve the Fund. The Trustees also considered the financial resources of MFS and its parent, Sun Life Financial Inc. The Trustees further considered any advantages and possible disadvantages of having an adviser which also serves other investment companies as well as institutional accounts.

The Trustees also considered the nature, quality, cost, and extent of administrative, transfer agency, and distribution services provided to the Fund by MFS and its affiliates under agreements and plans other than the investment advisory agreement, including the 12b-1 fees the Fund pays to MFS Fund Distributors, Inc., an affiliate of MFS. The Trustees also considered the nature, extent and quality of certain other services MFS performs or arranges on the Fund’s behalf, which may include securities lending programs, directed expense payment programs, class action recovery programs, and MFS’ interaction with third-party service providers, principally custodians and sub-custodians. The Trustees concluded that the various non-advisory services provided by MFS and its affiliates on behalf of the Fund were satisfactory. The Trustees also considered the benefits to MFS from the use of the Fund’s portfolio brokerage commissions to pay for research and other similar services and various other factors. Additionally, the Trustees considered so-called “fall-out benefits” to MFS such as reputational value derived from serving as investment manager to the Trust, and determined that any such benefits derived by MFS were reasonable and fair.

Based on their evaluation of factors that they deemed to be material, including those factors described above, the Board of Trustees, including a majority of the independent Trustees, concluded that the investment advisory agreement should be continued for an additional one-year period, commencing September 1, 2008.

A discussion regarding the Board’s most recent review and renewal of the fund’s Investment Advisory Agreement with MFS is available by clicking on the fund’s name under “Variable Insurance Portfolios-VIT II” in the “Products & Performance” section on the MFS Web site (mfs.com).

23

PROXY VOTING POLICIES AND INFORMATION

A general description of the MFS funds’ proxy voting policies and procedures is available without charge, upon request, by calling
1-800-225-2606, by visiting the Proxy Voting section of mfs.com or by visiting the SEC’s Web site at http://www.sec.gov.

Information regarding how the fund voted proxies relating to portfolio securities during the most recent twelve-month period ended June 30 is available without charge by visiting the Proxy Voting section of mfs.com or by visiting the SEC’s Web site at http://www.sec.gov.

QUARTERLY PORTFOLIO DISCLOSURE

The fund will file a complete schedule of portfolio holdings with the Securities and Exchange Commission (the Commission) for the first and third quarters of each fiscal year on Form N-Q. The fund’s Form N-Q may be reviewed and copied at the:

Public Reference Room

Securities and Exchange Commission

100 F Street, NE, Room 1580

Washington, D.C. 20549

Information on the operation of the Public Reference Room may be obtained by calling the Commission at 1-800-SEC-0330. The fund’s Form N-Q is available on the EDGAR database on the Commission’s Internet Web site at http://www.sec.gov, and copies of this information may be obtained, upon payment of a duplicating fee, by electronic request at the following e-mail address: publicinfo@sec.gov or by writing the Public Reference Section at the above address.

FEDERAL TAX INFORMATION (unaudited)

The following information is provided pursuant to provisions of the Internal Revenue Code.

The fund designates $50,591,730 as capital gain dividends paid during the fiscal year.

For corporate shareholders, 95.82% of the ordinary income dividends paid during the fiscal year qualify for the corporate dividends received deduction.

24

MFS® PRIVACY NOTICE

Privacy is a concern for every investor today. At MFS Investment Management® and the MFS funds, we take this concern very seriously. We want you to understand our policies about the investment products and services that we offer, and how we protect the nonpublic personal information of investors who have a direct relationship with us and our wholly owned subsidiaries.

Throughout our business relationship, you provide us with personal information. We maintain information and records about you, your investments, and the services you use. Examples of the nonpublic personal information we maintain include

•	data from investment applications and other forms
•	share balances and transactional history with us, our affiliates, or others
•	facts from a consumer reporting agency

We do not disclose any nonpublic personal information about our customers or former customers to anyone, except as permitted by law. We may share nonpublic personal information with third parties or certain of our affiliates in connection with servicing your account or processing your transactions. We may share information with companies or financial institutions that perform marketing services on our behalf or with other financial institutions with which we have joint marketing arrangements, subject to any legal requirements.

Authorization to access your nonpublic personal information is limited to appropriate personnel who provide products, services, or information to you. We maintain physical, electronic, and procedural safeguards to help protect the personal information we collect about you.

If you have any questions about the MFS privacy policy, please call 1-800-225-2606 any business day between 8 a.m. and 8 p.m. Eastern time.

Note: If you own MFS products or receive MFS services in the name of a third party such as a bank or broker-dealer, their privacy policy may apply to you instead of ours.

25

MFS® INVESTMENT MANAGEMENT

MFS® Core Equity Portfolio

MFS® Variable Insurance Trust II

Annual report

12/31/08

RGS-ANN

MFS® CORE EQUITY PORTFOLIO

Report is prepared for the general information of contract owners. It is authorized for distribution to prospective investors only when preceded or accompanied by a current prospectus.

NOT FDIC INSURED • MAY LOSE VALUE • NO BANK GUARANTEE • NOT A DEPOSIT • NOT INSURED BY ANY FEDERAL GOVERNMENT AGENCY OR NCUA/NCUSIF

LETTER FROM THE CEO

Dear Contract Owners:

The market downturns and economic setbacks of late probably rank among the worst financial declines most of us have experienced. Inevitably, people may be questioning their commitment to investing. Still, it is important to remember that downturns are an inescapable part of the business cycle. Such troughs have been seen before, and if we can use history as a guide, market recoveries typically have followed.

Recent events have clearly shown us the value of certain types of investments. In this environment, two of the hallmarks of mutual funds — transparency and liquidity — have become critically important. Unlike some other types of investments, the operations of mutual funds are relatively transparent to their shareholders. With their daily redemption feature, mutual funds also generally provide easy, convenient access to one’s money. Through these recent market upheavals, this level of liquidity enhanced the ability of mutual fund investors to respond and modify their investments as they and their advisors saw fit — a flexibility that those in less liquid investments simply did not have at their disposal.

At MFS® we take particular pride in how well mutual funds can serve investors because we invented the mutual fund in the United States. Established in 1924, Massachusetts Investors Trust was the nation’s first fund. Recent market events only reinforce what we have learned through 85 years — that mutual funds provide unique features that are important to investors in any type of market climate.

Respectfully,

Robert J. Manning

Chief Executive Officer and Chief Investment Officer

MFS Investment Management®

February 17, 2009

The opinions expressed in this letter are subject to change, may not be relied upon for investment advice, and no forecasts can be guaranteed.

Before investing, consider the fund’s investment objectives, risks, charges, and expenses. For a prospectus containing this and other information, contact your investment professional or view online. Read it carefully.

MFS Fund Distributors, Inc., 500 Boylston Street, Boston, MA 02116

1

PORTFOLIO COMPOSITION

Portfolio structure

Top ten holdings
Chevron Corp.	2.9%
Danaher Corp.	2.9%
Exxon Mobil Corp.	2.4%
AT&T, Inc.	2.3%
Merck & Co., Inc.	2.1%
JPMorgan Chase & Co.	1.8%
Apple, Inc.	1.8%
Procter & Gamble Co.	1.7%
MetLife, Inc.	1.7%
Coca-Cola Co.	1.7%

Equity sectors
Financial Services	15.2%
Health Care	13.4%
Technology	13.3%
Energy	11.9%
Consumer Staples	9.3%
Industrial Goods & Services	8.4%
Utilities & Communications	7.8%
Retailing	6.2%
Leisure	3.9%
Special Products & Services	2.7%
Basic Materials	2.3%
Transportation	1.6%
Autos & Housing	0.7%

Percentages are based on net assets as of 12/31/08.

The portfolio is actively managed and current holdings may be different.

2

MANAGEMENT REVIEW

Summary of Results

For the twelve months ended December 31, 2008, Initial Class shares of the MFS Core Equity Portfolio (the “fund”) provided a total return of –38.63%, while Service Class shares of the fund provided a total return of –38.79%. These returns include the impact of a material class action settlement received by the fund during the reporting period (see Performance Summary for details). The fund’s returns compare with a return of –37.31% for the fund’s benchmark, the Russell 3000 Index.

Market Environment

The U.S. economy and financial markets experienced significant deterioration and extraordinary volatility over the reporting period. U.S. economic growth slowed significantly, despite the short-term bounce from the second quarter fiscal stimulus. Strong domestic headwinds included accelerated deterioration in the housing market, anemic corporate investment, a rapidly declining job market, and a much tighter credit environment. During the period, a seemingly continuous series of tumultuous financial events hammered markets, including: the distressed sale of failing Bear Stearns to JPMorgan, the conservatorship of Government Sponsored Enterprises (GSEs) Fannie Mae and Freddie Mac, the bankruptcy of investment bank Lehman Brothers, the Federal Reserve Bank’s complex intervention of insurance company American International Group (AIG), the nationalization of several large European banks, the failure of Washington Mutual, and the distressed sale of Wachovia. As a result of this barrage of turbulent news, global equity markets pushed significantly lower and credit markets witnessed the worst dislocation since the beginning of the credit crisis. Though conditions improved towards the end of the period, the state of financial and macroeconomic dislocation remained severe.

While reasonably resilient during the first half of the period, the global economy and financial system increasingly experienced considerable negative spillovers from the U.S. slowdown. Not only did Europe and Japan show obvious signs of economic softening, the more powerful engine of global growth – emerging markets – also displayed weakening dynamics.

During the reporting period, the U.S. Federal Reserve Board cut interest rates aggressively and introduced a multitude of new lending facilities to alleviate ever-tightening credit markets, while the U.S. federal government moved quickly to design and implement a meaningful fiscal stimulus package. Although several other global central banks also cut rates, the dilemma of rising energy and food prices heightened concerns among central bankers that inflationary expectations might become unhinged despite weaker growth. Only later in the reporting period did slowing global growth result in a very precipitous decline in commodity prices, which significantly eased inflation and inflationary expectations. As inflationary concerns diminished in the face of global deleveraging, and equity and credit markets deteriorated more sharply, a coordinated rate cut marked the beginning of much more aggressive easing by the major global central banks.

Detractors from Performance

Stock selection in the health care sector was the principal detractor from the fund’s performance relative to the Russell 3000 Index. The fund’s positioning in health insurance provider CIGNA (g) and eye care medical products maker Advanced Medical Optics (g) hindered relative results as we held these stocks while their respective prices significantly declined. Shares of Advanced Medical Optics suffered due to a weaker revenue outlook as a result of weakness in its U.S. Lasik procedures. Demand for this relatively costly elective procedure is expected to decline during this period of economic weakness. In addition, the stock was pressured by a previously announced recall of its lens solutions products. Our underweighted position in diversified medical products maker Johnson & Johnson was another relative detractor within this sector.

Security selection in the retailing sector also dampened relative returns. Not owning shares of retail giant Wal-Mart for the majority of the period negatively affected relative results as the stock significantly outperformed the market throughout the year. The fund’s holdings of women’s apparel company Ann Taylor (g) and home furnishings and décor retailer Pier 1 Imports (g) also negatively affected relative results. Shares of Pier 1 Imports declined after the company’s same-store sales fell more than expected.

Security selection in the energy sector also detracted from relative performance. Our underweighted position in integrated oil and gas giant Exxon Mobil, which outperformed the benchmark over the reporting period, was the most significant relative detractor in this sector.

Elsewhere, Canadian mining company Teck Cominco (aa), commercial banking firm Sovereign Bancorp, and specialty finance company Euro Dekania (aa) were among the fund’s top relative detractors.

During the reporting period, the fund’s currency exposure was a detractor from relative performance. All of MFS’ investment decisions are driven by the fundamentals of each individual opportunity and as such, it is common for our funds to have different currency exposure than the benchmark.

3

Management Review – continued

Contributors to Performance

Stock selection in the financial services sector contributed to the fund’s relative performance during the reporting period. Not owning insurance firm American International Group (AIG) and financial services firm Citigroup helped relative results as these firms’ stock prices suffered amid the current turmoil in the financial markets. Insurance company Chubb Corp., real estate investment trust firm Mack-Cali Realty, and Bermuda-based property and casualty insurance provider Allied World Assurance were also relative contributors within the sector as these firms outperformed the index. Shares of Allied World Assurance rose after the company reported strong earnings during the latter part of the reporting period. The fund’s holdings of global property and casualty insurance firm ACE Limited (Bermuda) and banking firm UnionBanCal (g) also benefited relative returns.

Security selection in the industrial goods and services sector aided relative performance. Not holding weak-performing diversified industrial conglomerate General Electric was one of the significant factors in this result.

Although stock selection in the autos and housing sector had a positive impact on relative performance, no individual stocks within this sector were among the fund’s top contributors for the reporting period.

Elsewhere, the fund’s overweighted position in global biotech company Genzyme had a positive impact on relative returns. The timing of our ownership of automotive parts retailer O’Reilly Automotive resulted in positive contribution to the fund’s relative results.

Respectfully,

Joseph MacDougall	Katrina Mead
Portfolio Manager	Portfolio Manager

Note to Shareholders: Effective May 1, 2008, Joseph MacDougall became a co-manager of the fund.

(aa)	Security is not a benchmark constituent.

(g)	Security was not held in the portfolio at period end.

The views expressed in this report are those of the portfolio managers only through the end of the period of the report as stated on the cover and do not necessarily reflect the views of MFS or any other person in the MFS organization. These views are subject to change at any time based on market or other conditions, and MFS disclaims any responsibility to update such views. These views may not be relied upon as investment advice or an indication of trading intent on behalf of any MFS portfolio. References to specific securities are not recommendations of such securities, and may not be representative of any MFS portfolio’s current or future investments.

4

PERFORMANCE SUMMARY THROUGH 12/31/08

The following chart illustrates the historical performance of the fund in comparison to its benchmark(s). Benchmark comparisons are unmanaged; do not reflect any fees or expenses; and cannot be invested in directly. The performance of other share classes will be greater than or less than that of the class depicted below. (See Notes to Performance Summary.)

Performance data shown represents past performance and is no guarantee of future results. Investment return and principal value fluctuate so your units, when sold, may be worth more or less than the original cost; current performance may be lower or higher than quoted. The performance shown does not reflect the deduction of taxes, if any, that a contract holder would pay on fund distributions or the redemption of contract units. The returns for the fund shown also do not reflect the deduction of expenses associated with variable products, such as mortality and expense risk charges, separate account charges, and sales charges imposed by the insurance company separate accounts. Such expenses would reduce the overall returns shown.

Growth of a hypothetical $10,000 investment

Total rates of return through 12/31/08

Average Annual Total Returns

Share class	Class inception date	1-yr	5-yr	10-yr
Initial Class	5/12/97	(38.63)%	(1.51)%	(0.77)%
Service Class	8/24/01	(38.79)%	(1.76)%	(0.95)%

Comparative Benchmark

Russell 3000 Index (f)	(37.31)%	(1.95)%	(0.80)%

(f)	Source: FactSet Research Systems Inc.

Included in the Initial Class and Service Class total returns for the year ended December 31, 2008 are proceeds received from a non-recurring litigation settlement with Enron Corp., had these proceeds not been included the 1-yr total returns would have each been lower by approximately 1.32%.

Benchmark Definition

Russell 3000 Index – constructed to provide a comprehensive barometer for the 3,000 largest U.S. companies based on total market capitalization, which represents approximately 98% of the investable U.S. equity market.

It is not possible to invest directly in an index.

Notes to Performance Summary

Performance for the Service Class includes the performance of the fund’s Initial Class for periods prior to their offering. Because Service Class expenses are higher than those of Initial Class, performance shown for Service Class is higher than it would have been had it been offered for the entire period. Performance has not been adjusted to take into account differences in class specific operating expenses (such as Rule 12b-1 fees). Please see the prospectus for additional information about performance and expenses.

Performance results reflect any applicable expense subsidies and waivers in effect during the periods shown. Without such subsidies and waivers the fund’s performance results would be less favorable. Please see the prospectus for complete details. All results are historical and assume the reinvestment of any dividends and capital gains distributions.

From time to time the fund may receive proceeds from litigation settlements, without which performance would be lower.

5

EXPENSE TABLE

Fund Expenses Borne by the Contract Holders During the Period,

July 1, 2008 through December 31, 2008

As a contract holder of the fund, you incur ongoing costs, including management fees; distribution (12b-1) fees; and other fund expenses. This example is intended to help you understand your ongoing costs (in dollars) of investing in the fund and to compare these costs with the ongoing costs of investing in other mutual funds.

The example is based on an investment of $1,000 invested at the beginning of the period and held for the entire period July 1, 2008 through December 31, 2008.

Actual Expenses

The first line for each share class in the following table provides information about actual account values and actual expenses. You may use the information in this line, together with the amount you invested, to estimate the expenses that you paid over the period. Simply divide your account value by $1,000 (for example, an $8,600 account value divided by $1,000 = 8.6), then multiply the result by the number in the first line under the heading entitled “Expenses Paid During Period” to estimate the expenses you paid on your account during this period.

Hypothetical Example for Comparison Purposes

The second line for each share class in the following table provides information about hypothetical account values and hypothetical expenses based on the fund’s actual expense ratio and an assumed rate of return of 5% per year before expenses, which is not the fund’s actual return. The hypothetical account values and expenses may not be used to estimate the actual ending account balance or expenses you paid for the period. You may use this information to compare the ongoing costs of investing in the fund and other funds. To do so, compare this 5% hypothetical example with the 5% hypothetical examples that appear in the shareholder reports of the other funds.

Please note that the expenses shown in the table are meant to highlight the fund’s ongoing costs only and do not take into account the fees and expenses imposed under the variable contracts through which your investment in the fund is made. Therefore, the second line for each share class in the table is useful in comparing ongoing costs associated with an investment in vehicles (such as the fund) which fund benefits under variable annuity and variable life insurance contracts and to qualified pension and retirement plans only, and will not help you determine the relative total costs of investing in the fund through variable annuity and variable life insurance contracts. If the fees and expenses imposed under the variable contracts were included, your costs would have been higher.

Share Class		Annualized Expense Ratio	Beginning Account Value 7/01/08	Ending Account Value 12/31/08	Expenses Paid During Period (p) 7/01/08-12/31/08
Initial Class	Actual	0.85%	$1,000.00	$688.32	$3.61
	Hypothetical (h)	0.85%	$1,000.00	$1,020.86	$4.32
Service Class	Actual	1.10%	$1,000.00	$687.73	$4.67
	Hypothetical (h)	1.10%	$1,000.00	$1,019.61	$5.58

(h)	5% class return per year before expenses.

(p)	Expenses paid is equal to each class’ annualized expense ratio, as shown above, multiplied by the average account value over the period, multiplied by the number of days in the period, divided by the number of days in the year.

6

PORTFOLIO OF INVESTMENTS – 12/31/08

The Portfolio of Investments is a complete list of all securities owned by your fund. It is categorized by broad-based asset classes.

Issuer	Shares/Par	Value ($)

COMMON STOCKS – 96.7%
Aerospace – 2.8%
Lockheed Martin Corp.	20,980	$1,763,998
Northrop Grumman Corp.	11,880	535,075
United Technologies Corp.	19,550	1,047,880

		$3,346,953

Airlines – 0.3%
Copa Holdings S.A., “A”	7,530	$228,310
UAL Corp.	8,740	96,315

		$324,625

Alcoholic Beverages – 0.3%
Molson Coors Brewing Co.	7,010	$342,929

Apparel Manufacturers – 0.7%
NIKE, Inc., “B”	16,240	$828,240

Biotechnology – 2.0%
Affymetrix, Inc. (a)	29,850	$89,252
Genzyme Corp. (a)	24,811	1,646,706
Gilead Sciences, Inc. (a)	12,240	625,954

		$2,361,912

Broadcasting – 1.5%
Omnicom Group, Inc.	17,360	$467,331
Time Warner, Inc.	50,300	506,018
Walt Disney Co.	36,650	831,589

		$1,804,938

Brokerage & Asset Managers – 1.8%
Affiliated Managers Group, Inc. (a)	8,330	$349,194
Deutsche Boerse AG	6,910	503,271
GFI Group, Inc.	52,290	185,107
Invesco Ltd.	31,090	448,940
MarketAxess Holdings, Inc. (a)	24,300	198,288
TD AMERITRADE Holding Corp. (a)	30,010	427,642

		$2,112,442

Business Services – 1.8%
Accenture Ltd.	20,050	$657,440
Amdocs Ltd. (a)	27,820	508,828
MasterCard, Inc., “A”	2,890	413,068
Visa, Inc.	4,330	227,108
Western Union Co.	27,200	390,048

		$2,196,492

Cable TV – 0.8%
Comcast Corp., “Special A”	35,250	$569,287
Time Warner Cable, Inc., “A” (a)	16,750	359,287

		$928,574

Chemicals – 1.1%
3M Co.	11,170	$642,722
Celanese Corp.	12,600	156,618
Ecolab, Inc.	7,680	269,952
PPG Industries, Inc.	4,730	200,694

		$1,269,986

Issuer	Shares/Par	Value ($)

COMMON STOCKS – continued
Computer Software – 3.3%
MicroStrategy, Inc., “A” (a)	33,670	$1,250,167
MSC. Software Corp. (a)	79,396	530,365
Oracle Corp. (a)	80,100	1,420,173
VeriSign, Inc. (a)	35,650	680,202

		$3,880,907

Computer Software – Systems – 3.6%
Apple, Inc. (a)	24,930	$2,127,776
Hewlett-Packard Co.	44,420	1,612,002
Solera Holdings, Inc. (a)	21,450	516,945

		$4,256,723

Construction – 0.7%
Pulte Homes, Inc.	56,520	$617,764
Sherwin-Williams Co.	3,080	184,030

		$801,794

Consumer Goods & Services – 3.9%
Capella Education Co. (a)	5,730	$336,695
Colgate-Palmolive Co.	22,830	1,564,768
New Oriental Education & Technology Group, Inc., ADR (a)	12,810	703,397
Procter & Gamble Co.	33,510	2,071,588

		$4,676,448

Containers – 0.2%
Crown Holdings, Inc. (a)	12,120	$232,704

Electrical Equipment – 3.4%
Danaher Corp.	60,310	$3,414,149
Rockwell Automation, Inc.	18,630	600,631

		$4,014,780

Electronics – 2.8%
Applied Materials, Inc.	18,430	$186,696
Atheros Communications, Inc. (a)	10,600	151,686
Flextronics International Ltd. (a)	76,749	196,477
Hittite Microwave Corp. (a)	12,300	362,358
Intel Corp.	69,980	1,025,907
Marvell Technology Group Ltd. (a)	54,740	365,116
National Semiconductor Corp.	32,760	329,893
SanDisk Corp. (a)(l)	51,660	495,936
Silicon Laboratories, Inc. (a)	11,390	282,244

		$3,396,313

Energy – Independent – 2.9%
Apache Corp.	6,050	$450,907
CONSOL Energy, Inc.	6,300	180,054
Devon Energy Corp.	6,570	431,715
EOG Resources, Inc.	8,520	567,262
Occidental Petroleum Corp.	9,900	593,901
Ultra Petroleum Corp. (a)	7,700	265,727
XTO Energy, Inc.	26,770	944,178

		$3,433,744

7

Portfolio of Investments – continued

Issuer	Shares/Par	Value ($)

COMMON STOCKS – continued
Energy – Integrated – 7.3%
BP PLC	55,190	$422,882
Chevron Corp.	46,350	3,428,509
Exxon Mobil Corp.	36,246	2,893,518
Hess Corp.	12,540	672,646
Royal Dutch Shell PLC, “A”	33,770	882,759
TOTAL S.A.	8,170	445,409

		$8,745,723

Engineering – Construction – 1.0%
Fluor Corp.	23,410	$1,050,407
North American Energy Partners, Inc. (a)	42,280	141,215

		$1,191,622

Food & Beverages – 4.1%
Coca-Cola Co.	43,510	$1,969,698
Hain Celestial Group, Inc. (a)	14,630	279,287
J.M. Smucker Co.	9,670	419,291
Pepsi Bottling Group, Inc.	14,250	320,768
PepsiCo, Inc.	34,597	1,894,878

		$4,883,922

Food & Drug Stores – 1.1%
CVS Caremark Corp.	32,330	$929,164
Kroger Co.	15,870	419,127

		$1,348,291

Gaming & Lodging – 0.5%
International Game Technology	14,220	$169,076
Las Vegas Sands Corp. (a)	8,480	50,286
Pinnacle Entertainment, Inc. (a)	18,280	140,390
Royal Caribbean Cruises Ltd.	13,900	191,125

		$550,877

General Merchandise – 1.2%
Kohl’s Corp. (a)	16,410	$594,042
Wal-Mart Stores, Inc.	15,470	867,248

		$1,461,290

Health Maintenance Organizations – 0.6%
WellPoint, Inc. (a)	18,010	$758,761

Insurance – 4.4%
ACE Ltd.	19,050	$1,008,126
Allied World Assurance Co. Holdings Ltd.	25,170	1,021,902
Chubb Corp.	23,930	1,220,430
MetLife, Inc.	57,600	2,007,936

		$5,258,394

Internet – 1.2%
Google, Inc., “A” (a)	4,480	$1,378,272

Leisure & Toys – 0.7%
Hasbro, Inc.	15,780	$460,303
Ubisoft Entertainment S.A. (a)	21,981	429,761

		$890,064

Issuer	Shares/Par	Value ($)

COMMON STOCKS – continued
Machinery & Tools – 1.0%
Bucyrus International, Inc.	10,930	$202,424
Eaton Corp.	13,260	659,155
Roper Industries, Inc.	7,440	322,970

		$1,184,549

Major Banks – 5.3%
Bank of America Corp.	70,386	$991,035
Bank of New York Mellon Corp.	25,275	716,041
JPMorgan Chase & Co.	69,710	2,197,956
State Street Corp.	16,580	652,091
Wells Fargo & Co.	61,390	1,809,777

		$6,366,900

Medical & Health Technology & Services – 1.4%
DaVita, Inc. (a)	8,180	$405,483
MWI Veterinary Supply, Inc. (a)	19,000	512,240
Patterson Cos., Inc. (a)	41,000	768,750

		$1,686,473

Medical Equipment – 2.4%
Medtronic, Inc.	45,330	$1,424,269
NxStage Medical, Inc. (a)	17,270	46,111
NxStage Medical, Inc. (a)(z)	68,214	182,131
Waters Corp. (a)	20,600	754,990
Zimmer Holdings, Inc. (a)	11,510	465,234

		$2,872,735

Metals & Mining – 0.1%
Cameco Corp.	4,740	$81,765

Natural Gas – Pipeline – 0.4%
Williams Cos., Inc.	30,510	$441,785

Network & Telecom – 1.6%
Ciena Corp. (a)	17,640	$118,188
Cisco Systems, Inc. (a)	70,100	1,142,630
F5 Networks, Inc. (a)	7,370	168,478
Research in Motion Ltd. (a)	11,600	470,728

		$1,900,024

Oil Services – 1.7%
Exterran Holdings, Inc. (a)(l)	9,290	$197,877
Halliburton Co.	36,640	666,115
Helix Energy Solutions Group, Inc. (a)	14,390	104,184
Nabors Industries Ltd. (a)	7,920	94,802
Noble Corp.	33,100	731,179
Transocean, Inc. (a)	5,450	257,512

		$2,051,669

Other Banks & Diversified Financials – 1.9%
Discover Financial Services	21,250	$202,512
Euro Dekania Ltd. (a)(z)	100,530	291,503
New York Community Bancorp, Inc.	63,490	759,340
Sovereign Bancorp, Inc. (a)	345,000	1,028,100

		$2,281,455

Personal Computers & Peripherals – 0.8%
NetApp, Inc. (a)	66,990	$935,850

8

Portfolio of Investments – continued

Issuer	Shares/Par	Value ($)

COMMON STOCKS – continued
Pharmaceuticals – 7.0%
Allergan, Inc.	33,240	$1,340,237
Johnson & Johnson	22,300	1,334,209
Merck & Co., Inc.	81,170	2,467,568
Schering-Plough Corp.	75,990	1,294,110
Teva Pharmaceutical Industries Ltd., ADR	12,270	522,334
Wyeth	37,310	1,399,498

		$8,357,956

Pollution Control – 0.2%
Republic Services, Inc.	11,400	$282,606

Precious Metals & Minerals – 0.1%
Teck Cominco Ltd., “B”	24,930	$121,570

Railroad & Shipping – 0.3%
Canadian National Railway Co.	9,600	$352,896

Real Estate – 1.8%
Apartment Investment & Management, “A”, REIT	31,193	$360,279
Kilroy Realty Corp., REIT	5,370	179,680
Mack-Cali Realty Corp., REIT	67,140	1,644,930

		$2,184,889

Restaurants – 0.4%
Red Robin Gourmet Burgers, Inc. (a)	31,710	$533,679

Specialty Chemicals – 0.8%
Praxair, Inc.	15,720	$933,139

Specialty Stores – 3.2%
Abercrombie & Fitch Co., “A”	22,000	$507,540
Dick’s Sporting Goods, Inc. (a)	68,670	968,934
Nordstrom, Inc.	34,410	457,997
O’Reilly Automotive, Inc. (a)	29,430	904,678
Staples, Inc.	30,460	545,843
Tiffany & Co.	17,370	410,453

		$3,795,445

Telecommunications – Wireless – 0.5%
Cellcom Israel Ltd.	3,500	$77,350
Rogers Communications, Inc., “B”	18,010	533,808

		$611,158

Telephone Services – 3.1%
AT&T, Inc.	96,390	$2,747,115
BCE, Inc.	15,800	323,742
Verizon Communications, Inc.	19,200	650,880

		$3,721,737

Tobacco – 1.9%
Lorillard, Inc.	13,450	$757,907
Philip Morris International, Inc.	35,520	1,545,475

		$2,303,382

Issuer	Shares/Par	Value ($)

COMMON STOCKS – continued
Trucking – 1.0%
FedEx Corp.	7,270	$466,371
J.B. Hunt Transport Services, Inc.	16,810	441,599
United Parcel Service, Inc., “B”	4,400	242,704

		$1,150,674

Utilities – Electric Power – 3.8%
CMS Energy Corp.	39,400	$398,334
Dominion Resources, Inc.	19,860	711,782
Exelon Corp.	9,530	529,963
FirstEnergy Corp.	9,120	443,050
NRG Energy, Inc. (a)	27,350	638,075
PG&E Corp.	13,040	504,778
PPL Corp.	19,610	601,831
Public Service Enterprise Group, Inc.	23,000	670,910

		$4,498,723

Total Common Stocks (Identified Cost, $160,013,854)		$115,328,779

	Strike Price	First Exercise

WARRANTS – 0.0%
Medical Equipment – 0.0%
NxStage Medical, Inc. (1 share for 1 warrant) (Identified Cost, $37,441) (a)(z)	$5.50	8/01/08	13,643	$21,638

REPURCHASE AGREEMENTS – 3.1%
Goldman Sachs, 0.01%, dated 12/31/08, due 1/02/09, total to be received $2,233,001 (secured by various U.S. Treasury and Federal Agency obligations and Mortgage Backed securities in a jointly traded account)	$2,233,000	$2,233,000
Morgan Stanley, 0.02%, dated 12/31/08, due 1/02/09, total to be received $1,500,002 (secured by various U.S. Treasury and Federal Agency obligations and Mortgage Backed securities in a jointly traded account)	1,500,000	1,500,000

Total Repurchase Agreements, at Cost		$3,733,000

COLLATERAL FOR SECURITIES LOANED – 0.5%
Navigator Securities Lending Prime Portfolio, at Cost and Net Asset Value	573,817	$573,817

Total Investments (Identified Cost, $164,358,112)		$119,657,234

OTHER ASSETS, LESS LIABILITIES – (0.3)%		(325,149)

Net Assets – 100.0%		$119,332,085

9

Portfolio of Investments – continued

(a)	Non-income producing security.

(l)	All or a portion of this security is on loan.

(z)	Restricted securities are not registered under the Securities Act of 1933 and are subject to legal restrictions on resale. These securities generally may be resold in transactions exempt from registration or to the public if the securities are subsequently registered. Disposal of these securities may involve time-consuming negotiations and prompt sale at an acceptable price may be difficult. The fund holds the following restricted securities:

Restricted Securities	Acquisition Date	Cost	Current Market Value
Euro Dekania Ltd.	3/08/07-6/25/07	$1,412,164	$291,503
NxStage Medical, Inc.	5/22/08	269,523	182,131
NxStage Medical, Inc. (Warrants)	5/22/08	37,441	21,638
Total Restricted Securities			$495,272
% of Net Assets			0.4%

The following abbreviations are used in this report and are defined:

ADR	American Depository Receipt

REIT	Real Estate Investment Trust

See Notes to Financial Statements

10

FINANCIAL STATEMENTS  |  STATEMENT OF ASSETS AND LIABILITIES

This statement represents your fund’s balance sheet, which details the assets and liabilities comprising the total value of the fund.

At 12/31/08
Assets
Investments, at value, including $580,591 of securities on loan (identified cost, $164,358,112)	$119,657,234
Cash	570
Receivable for investments sold	369,082
Receivable for fund shares sold	10,699
Interest and dividends receivable	230,112
Receivable from investment adviser	18,571
Other assets	7,032
Total assets		$120,293,300
Liabilities
Payable for investments purchased	$169,263
Payable for fund shares reacquired	113,404
Collateral for securities loaned, at value	573,817
Payable to affiliates
Management fee	4,755
Distribution and service fees	287
Administrative services fee	318
Payable for trustees’ compensation	248
Accrued expenses and other liabilities	99,123
Total liabilities		$961,215
Net assets		$119,332,085
Net assets consist of
Paid-in capital	$340,958,573
Unrealized appreciation (depreciation) on investments and translation of assets and liabilities in foreign currencies	(44,700,388)
Accumulated net realized gain (loss) on investments and foreign currency transactions	(179,069,784)
Undistributed net investment income	2,143,684
Net assets		$119,332,085
Shares of beneficial interest outstanding		12,668,384
Initial Class shares
Net assets	$97,648,220
Shares outstanding	10,352,516
Net asset value per share		$9.43
Service Class shares
Net assets	$21,683,865
Shares outstanding	2,315,868
Net asset value per share		$9.36

See Notes to Financial Statements

11

FINANCIAL STATEMENTS  |  STATEMENT OF OPERATIONS

This statement describes how much your fund earned in investment income and accrued in expenses. It also describes any gains and/or losses generated by fund operations.

Year ended 12/31/08
Net investment income
Income
Dividends	$3,633,073
Interest	205,716
Foreign taxes withheld	(14,700)
Total investment income		$3,824,089
Expenses
Management fee	$1,380,447
Distribution fees	73,816
Administrative services fee	55,193
Trustees’ compensation	25,909
Custodian fee	39,475
Shareholder communications	44,895
Auditing fees	46,559
Legal fees	7,364
Miscellaneous	22,792
Total expenses		$1,696,450
Fees paid indirectly	(436)
Reduction of expenses by investment adviser	(56,279)
Net expenses		$1,639,735
Net investment income		$2,184,354
Realized and unrealized gain (loss) on investments and foreign currency transactions
Realized gain (loss) (identified cost basis)
Investment transactions (s)	$(27,967,838)
Foreign currency transactions	(4,916)
Net realized gain (loss) on investments and foreign currency transactions		$(27,972,754)
Change in unrealized appreciation (depreciation)
Investments	$(57,522,757)
Translation of assets and liabilities in foreign currencies	(31)
Net unrealized gain (loss) on investments and foreign currency translation		$(57,522,788)
Net realized and unrealized gain (loss) on investments and foreign currency		$(85,495,542)
Change in net assets from operations		$(83,311,188)

(s)	Includes proceeds received from a non-recurring cash settlement in the amount of $1,500,134 from a litigation settlement against Enron Corp.

See Notes to Financial Statements

12

FINANCIAL STATEMENTS  |  STATEMENTS OF CHANGES IN NET ASSETS

These statements describe the increases and/or decreases in net assets resulting from operations, any distributions, and any shareholder transactions.

For years ended 12/31	2008	2007
Change in net assets
From operations
Net investment income	$2,184,354	$1,137,949
Net realized gain (loss) on investments and foreign currency transactions	(27,972,754)	21,846,838
Net unrealized gain (loss) on investments and foreign currency translation	(57,522,788)	(15,614,431)
Change in net assets from operations	$(83,311,188)	$7,370,356
Distributions declared to shareholders
From net investment income
Initial Class	$(1,011,464)	$(379,068)
Service Class	(130,810)	(40,124)
From net realized gain on investments
Initial Class	(12,075,166)	(9,027,459)
Service Class	(2,290,710)	(1,660,780)
Total distributions declared to shareholders	$(15,508,150)	$(11,107,431)
Change in net assets from fund share transactions	$(28,843,221)	$158,033,591
Total change in net assets	$(127,662,559)	$154,296,516
Net assets
At beginning of period	246,994,644	92,698,128
At end of period (including undistributed net investment income of $2,143,684 and $1,137,326, respectively)	$119,332,085	$246,994,644

See Notes to Financial Statements

13

FINANCIAL STATEMENTS  |  FINANCIAL HIGHLIGHTS

The financial highlights table is intended to help you understand the fund’s financial performance for the past 5 years. Certain information reflects financial results for a single fund share. The total returns in the table represent the rate by which an investor would have earned (or lost) on an investment in the fund share class (assuming reinvestment of all distributions) held for the entire period.

Initial Class	Years ended 12/31
	2008		2007	2006	2005	2004
Net asset value, beginning of period	$16.52		$17.13	$15.15	$14.32	$12.58
Income (loss) from investment operations
Net investment income (d)	$0.16		$0.11	$0.08	$0.09	$0.09
Net realized and unrealized gain (loss) on investments and foreign currency	(6.11)		1.41	1.99	0.84	1.74
Total from investment operations	$(5.95)		$1.52	$2.07	$0.93	$1.83
Less distributions declared to shareholders
From net investment income	$(0.09)		$(0.09)	$(0.09)	$(0.10)	$(0.09)
From net realized gain on investments	(1.05)		(2.04)	—	—	—
Total distributions declared to shareholders	$(1.14)		$(2.13)	$(0.09)	$(0.10)	$(0.09)
Net asset value, end of period	$9.43		$16.52	$17.13	$15.15	$14.32
Total return (%) (k)(r)(s)	(38.63	)(x)	8.71	13.74	6.56	14.63 (b)
Ratios (%) (to average net assets) and Supplemental data:
Expenses before expense reductions (f)	0.88		0.86	0.91	0.90	0.88
Expenses after expense reductions (f)	0.85		N/A	0.91	N/A	N/A
Net investment income	1.22		0.65	0.53	0.64	0.70
Portfolio turnover	109		156	122	92	97
Net assets at end of period (000 Omitted)	$97,648		$212,063	$80,024	$80,710	$83,219

See Notes to Financial Statements

14

Financial Highlights – continued

Service Class	Years ended 12/31
	2008		2007	2006	2005	2004
Net asset value, beginning of period	$16.42		$17.05	$15.09	$14.25	$12.53
Income (loss) from investment operations
Net investment income (d)	$0.13		$0.07	$0.04	$0.06	$0.06
Net realized and unrealized gain (loss) on investments and foreign currency	(6.08)		1.39	1.98	0.84	1.72
Total from investment operations	$(5.95)		$1.46	$2.02	$0.90	$1.78
Less distributions declared to shareholders
From net investment income	$(0.06)		$(0.05)	$(0.06)	$(0.06)	$(0.06)
From net realized gain on investments	(1.05)		(2.04)	—	—	—
Total distributions declared to shareholders	$(1.11)		$(2.09)	$(0.06)	$(0.06)	$(0.06)
Net asset value, end of period	$9.36		$16.42	$17.05	$15.09	$14.25
Total return (%) (k)(r)(s)	(38.79	)(x)	8.40	13.44	6.39	14.29 (b)
Ratios (%) (to average net assets) and Supplemental data:
Expenses before expense reductions (f)	1.13		1.11	1.16	1.15	1.13
Expenses after expense reductions (f)	1.10		N/A	1.16	N/A	N/A
Net investment income	1.00		0.41	0.29	0.39	0.45
Portfolio turnover	109		156	122	92	97
Net assets at end of period (000 Omitted)	$21,684		$34,932	$12,675	$9,990	$9,916

(b)	The fund’s net asset value and total return calculation include a non-recurring accrual recorded as a result of an administrative proceeding regarding disclosure of brokerage allocation practices in connection with fund sales. The non-recurring accrual did not have a material impact on the net asset value per share based on the shares outstanding on the day the accrual was recorded.

(d)	Per share data is based on average shares outstanding.

(f)	Ratios do not reflect reductions from fees paid indirectly, if applicable.

(k)	The total return does not reflect expenses that apply to separate accounts. Inclusion of these charges would reduce the total return figures for all periods shown.

(r)	Certain expenses have been reduced without which performance would have been lower.

(s)	From time to time the fund may receive proceeds from litigation settlements, without which performance would be lower.

(x)	Excluding the effect of the proceeds received from a non-recurring litigation settlement against Enron Corp., the total return for the year ended December 31, 2008 would have been lower by approximately 1.32%.

See Notes to Financial Statements

15

NOTES TO FINANCIAL STATEMENTS

(1)	Business and Organization

MFS Core Equity Portfolio (the fund) is a series of MFS Variable Insurance Trust II (the trust). The trust is organized as a Massachusetts business trust and is registered under the Investment Company Act of 1940, as amended, as an open-end management investment company. The shares of the fund are sold to variable accounts established by insurance companies to fund benefits under variable contracts issued by such companies, and qualified retirement and pension plans.

(2)	Significant Accounting Policies

General – The preparation of financial statements in conformity with U.S. generally accepted accounting principles requires management to make estimates and assumptions that affect the reported amounts of assets and liabilities, and disclosure of contingent assets and liabilities at the date of the financial statements and the reported amounts of revenues and expenses during the reporting period. Actual results could differ from those estimates. The fund can invest in foreign securities, including securities of emerging market issuers. Investments in foreign securities are vulnerable to the effects of changes in the relative values of the local currency and the U.S. dollar and to the effects of changes in each country’s legal, political, and economic environment. The markets of emerging markets countries are generally more volatile than the markets of developed countries with more mature economies. All of the risks of investing in foreign securities previously described are heightened when investing in emerging markets countries.

In March 2008, FASB Statement No. 161, Disclosures about Derivative Instruments and Hedging Activities (the “Standard”) was issued, and is effective for financial statements issued for fiscal years and interim periods beginning after November 15, 2008. This Standard provides enhanced disclosures about the fund’s use of and accounting for derivative instruments and the effect of derivative instruments on the fund’s results of operations and financial position. Management is evaluating the application of the Standard to the fund, and has not at this time determined the impact, if any, resulting from the adoption of this Standard on the fund’s financial statements.

FASB Staff Position (FSP) 133-1 was implemented during the period. FSP 133-1 amends FAS 133 to require sellers of credit derivatives to make disclosures that will enable financial statement users to assess the potential effects of those credit derivatives on an entity’s financial position, financial performance and cash flows. There was no impact from implementing FSP 133-1 as the fund did not hold any of these credit derivatives at period end.

Investment Valuations – Equity securities, including restricted equity securities, are generally valued at the last sale or official closing price as reported by a third party pricing service on the market or exchange on which they are primarily traded. For securities for which there were no sales reported that day, equity securities are generally valued at the last quoted daily bid quotation as reported by a third party pricing service on the market or exchange on which they are primarily traded. For securities held short for which there were no sales reported for the day, the position is generally valued at the last quoted daily ask quotation as reported by a third party pricing service on the market or exchange on which such securities are primarily traded. Short-term instruments with a maturity at issuance of 60 days or less may be valued at amortized cost, which approximates market value. Open-end investment companies are generally valued at net asset value per share. Securities and other assets generally valued on the basis of information from a third party pricing service may also be valued at a broker-dealer bid quotation. Values obtained from pricing services can utilize both dealer-supplied valuations and electronic data processing techniques, which take into account factors such as institutional-size trading in similar groups of securities, yield, quality, coupon rate, maturity, type of issue, trading characteristics, and other market data. The values of foreign securities and other assets and liabilities expressed in foreign currencies are converted to U.S. dollars using the mean of bid and asked prices for rates reported by a third party pricing service.

The Board of Trustees has delegated primary responsibility for determining or causing to be determined the value of the fund’s investments (including any fair valuation) to the adviser pursuant to valuation policies and procedures approved by the Board. If the adviser determines that reliable market quotations are not readily available, investments are valued at fair value as determined in good faith by the adviser in accordance with such procedures under the oversight of the Board of Trustees. Under the fund’s valuation policies and procedures, market quotations are not considered to be readily available for most types of debt instruments and floating rate loans and many types of derivatives. These investments are generally valued at fair value based on information from third party pricing services. In addition, investments may be valued at fair value if the adviser determines that an investment’s value has been materially affected by events occurring after the close of the exchange or market on which the investment is principally traded (such as foreign exchange or market) and prior to the determination of the fund’s net asset value, or after the halting of trading of a specific security where trading does not resume prior to the close of the exchange or market on which the security is principally traded. Events that occur on a frequent basis after foreign markets close (such as developments in foreign markets and significant movements in the U.S. markets) and prior to the determination of the fund’s net asset value may be deemed to have a material affect on the value of securities traded in foreign markets. Accordingly, the fund’s foreign equity securities may often be valued at fair value. The adviser may rely on third party

16

Notes to Financial Statements – continued

pricing services or other information (such as the correlation with price movements of similar securities in the same or other markets; the type, cost and investment characteristics of the security; the business and financial condition of the issuer; and trading and other market data) to assist in determining whether to fair value and at what value to fair value an investment. The value of an investment for purposes of calculating the fund’s net asset value can differ depending on the source and method used to determine value. When fair valuation is used, the value of investments used to determine the fund’s net asset value may differ from quoted or published prices for the same investments.

The fund adopted FASB Statement No. 157, Fair Value Measurements (the “Statement”). This Statement provides a single definition of fair value, a hierarchy for measuring fair value and expanded disclosures about fair value measurements.

Various inputs are used in determining the value of the fund’s assets or liabilities carried at market value. These inputs are categorized into three broad levels. Level 1 includes quoted prices in active markets for identical assets or liabilities. Level 2 includes other significant observable market-based inputs (including quoted prices for similar securities, interest rates, prepayment speed, and credit risk). Level 3 includes unobservable inputs, which may include the adviser’s own assumptions in determining the fair value of investments. Other financial instruments are derivative instruments not reflected in total investments, such as futures, forwards, swap contracts and written options. The following is a summary of the levels used as of December 31, 2008 in valuing the fund’s assets or liabilities carried at market value:

	Level 1	Level 2	Level 3	Total
Investments in Securities	$112,744,880	$6,620,851	$291,503	$119,657,234
Other Financial Instruments	$—	$—	$—	$—

Following is a reconciliation of Level 3 assets for which significant unobservable inputs were used to determine fair value. The table presents the activity of Level 3 securities held at the beginning and the end of the period.

	Investments in Securities	Other Financial Instruments
Balance as of 12/31/07	$1,388,960	$—
Accrued discounts/premiums	—	—
Realized gain (loss)	—	—
Change in unrealized appreciation (depreciation)	(1,097,457)	—
Net purchases (sales)	—	—
Transfers in and/or out of Level 3	—	—
Balance as of 12/31/08	$291,503	$—

Repurchase Agreements – The fund may enter into repurchase agreements with approved counterparties. Each repurchase agreement is recorded at cost. The fund requires that the securities collateral in a repurchase transaction be transferred to a custodian. The fund monitors, on a daily basis, the value of the collateral to ensure that its value, including accrued interest, is greater than amounts owed to the fund under each such repurchase agreement. The fund and other funds managed by Massachusetts Financial Services Company (MFS), may utilize a joint trading account for the purpose of entering into one or more repurchase agreements.

Foreign Currency Translation – Purchases and sales of foreign investments, income, and expenses are converted into U.S. dollars based upon currency exchange rates prevailing on the respective dates of such transactions or on the reporting date for foreign denominated receivables and payables. Gains and losses attributable to foreign currency exchange rates on sales of securities are recorded for financial statement purposes as net realized gains and losses on investments. Gains and losses attributable to foreign exchange rate movements on receivables, payables, income and expenses are recorded for financial statement purposes as foreign currency transaction gains and losses. That portion of both realized and unrealized gains and losses on investments that results from fluctuations in foreign currency exchange rates is not separately disclosed.

Security Loans – State Street Bank and Trust Company (“State Street”), as lending agent, may loan the securities of the fund to certain qualified institutions (the “Borrowers”) approved by the fund. The loans are collateralized by cash and/or U.S. Treasury and federal agency obligations in an amount typically at least equal to the market value of the securities loaned. State Street provides the fund with indemnification against Borrower default. The fund bears the risk of loss with respect to the investment of cash collateral. On loans collateralized by cash, the cash collateral is invested in a money market fund or short-term securities. A portion of the income generated upon investment of the collateral is remitted to the Borrowers, and the remainder is allocated between the fund and the lending agent. On loans collateralized by U.S. Treasury and/or federal agency obligations, a fee is received from the Borrower, and is allocated between the fund and the lending agent. Income from securities lending is included in interest income on the Statement of Operations. The dividend and interest income earned on the securities loaned is accounted for in the same manner as other dividend and interest income.

Indemnifications – Under the fund’s organizational documents, its officers and trustees may be indemnified against certain liabilities and expenses arising out of the performance of their duties to the fund. Additionally, in the normal course of

17

Notes to Financial Statements – continued

business, the fund enters into agreements with service providers that may contain indemnification clauses. The fund’s maximum exposure under these agreements is unknown as this would involve future claims that may be made against the fund that have not yet occurred.

Investment Transactions and Income – Investment transactions are recorded on the trade date. Interest income is recorded on the accrual basis. All premium and discount is amortized or accreted for financial statement purposes in accordance with U.S. generally accepted accounting principles. Dividends received in cash are recorded on the ex-dividend date. Certain dividends from foreign securities will be recorded when the fund is informed of the dividend if such information is obtained subsequent to the ex-dividend date. Dividend and interest payments received in additional securities are recorded on the ex-dividend or ex-interest date in an amount equal to the value of the security on such date.

The fund may receive proceeds from litigation settlements. Any proceeds received from litigation involving portfolio holdings are reflected in the Statement of Operations in realized gain/loss if the security has been disposed of by the fund or in unrealized gain/loss if the security is still held by the fund. Any other proceeds from litigation not related to portfolio holdings are reflected as other income in the Statement of Operations. The fund was a participant in litigation against Enron Corp. On December 26, 2008, the fund received a cash settlement in the amount of $1,500,134.

Fees Paid Indirectly – The fund’s custody fee may be reduced according to an arrangement that measures the value of cash deposited with the custodian by the fund. This amount, for the year ended December 31, 2008, is shown as a reduction of total expenses on the Statement of Operations.

Tax Matters and Distributions – The fund intends to qualify as a regulated investment company, as defined under Subchapter M of the Internal Revenue Code, and to distribute all of its taxable income, including realized capital gains. As a result, no provision for federal income taxes is required. Each of the fund’s federal tax returns for the prior three fiscal years remains subject to examination by the Internal Revenue Service. Foreign taxes, if any, have been accrued by the fund in the accompanying financial statements.

Distributions to shareholders are recorded on the ex-dividend date. Income and capital gain distributions are determined in accordance with income tax regulations, which may differ from U.S. generally accepted accounting principles. Certain capital accounts in the financial statements are periodically adjusted for permanent differences in order to reflect their tax character. These adjustments have no impact on net assets or net asset value per share. Temporary differences which arise from recognizing certain items of income, expense, gain or loss in different periods for financial statement and tax purposes will reverse at some time in the future. Distributions in excess of net investment income or net realized gains are temporary overdistributions for financial statement purposes resulting from differences in the recognition or classification of income or distributions for financial statement and tax purposes.

Book/tax differences primarily relate to expiration of capital loss carryforwards and wash sale loss deferrals.

The tax character of distributions declared to shareholders for the last two fiscal years is as follows:

	12/31/08	12/31/07
Ordinary income (including any short-term capital gains)	$1,147,300	$2,802,701
Long-term capital gain	14,360,850	8,304,730
Total distributions	$15,508,150	$11,107,431

The federal tax cost and the tax basis components of distributable earnings were as follows:

As of 12/31/08
Cost of investments	$165,395,385
Gross appreciation	1,249,647
Gross depreciation	(46,987,798)
Net unrealized appreciation (depreciation)	$(45,738,151)
Undistributed ordinary income	2,143,684
Capital loss carryforwards	(177,915,459)
Other temporary differences	(116,562)

As of December 31, 2008, the fund had capital loss carryforwards available to offset future realized gains. Such losses expire as follows:

12/31/09	$(146,360,552)
12/31/16	(31,554,907)
Total	$(177,915,459)

18

Notes to Financial Statements – continued

Multiple Classes of Shares of Beneficial Interest – The fund offers multiple classes of shares, which differ in their respective distribution fees. The fund’s income, realized and unrealized gain (loss), and common expenses are allocated to shareholders based on the daily net assets of each class. Dividends are declared separately for each class. Differences in per share dividend rates are generally due to differences in separate class expenses.

(3)	Transactions with Affiliates

Investment Adviser – The fund has an investment advisory agreement with MFS to provide overall investment management and related administrative services and facilities to the fund.

The management fee is computed daily and paid monthly at the following annual rates:

First $1 billion of average daily net assets	0.75%
Average daily net assets in excess of $1 billion	0.65%

The investment adviser has agreed in writing to reduce its management fee to 0.60% of average daily net assets in excess of $2.5 billion. This written agreement will continue until modified by the fund’s Board of Trustees, but such agreement will continue at least until April 30, 2010. For the year ended December 31, 2008, the fund’s average daily net assets did not exceed $2.5 billion and therefore, the management fee was not reduced. The management fee incurred for the year ended December 31, 2008 was equivalent to an annual effective rate of 0.75% of the fund’s average daily net assets.

The investment adviser has agreed in writing to pay a portion of the fund’s total annual operating expenses, exclusive of interest, taxes, extraordinary expenses, brokerage and transaction costs and investment-related expenses, such that the total annual operating expenses of the fund do not exceed 0.85% for the Initial Class shares and 1.10% for the Service Class shares, based on the average daily net assets of each share class. This written agreement will continue until June 30, 2010. For the year ended December 31, 2008, this reduction amounted to $56,279 and is reflected as a reduction of total expenses in the Statements of Operations.

Distributor – MFS Fund Distributors, Inc. (MFD), a wholly-owned subsidiary of MFS, is the distributor of shares of the fund. The Trustees have adopted a distribution plan for the Service Class shares pursuant to Rule 12b-1 under the Investment Company Act of 1940.

The fund’s distribution plan provides that the fund will pay MFD distribution fees equal to 0.25% per annum of its average daily net assets attributable to Service Class shares as partial consideration for services performed and expenses incurred by MFD and financial intermediaries in connection with the sale and distribution of the fund’s Service Class shares and the sale and distribution of the variable annuity or variable life insurance contracts investing indirectly in Service Class shares. MFD may subsequently pay all, or a portion, of the distribution fees to financial intermediaries.

Shareholder Servicing Agent – MFS Service Center, Inc. (MFSC), a wholly-owned subsidiary of MFS, has contracted to provide transfer agent and recordkeeping functions in connection with the issuance, transfer, and redemption of each class of shares of the fund under a Shareholder Servicing Agent Agreement. During the year ended December 31, 2008, the fund did not pay MFSC a fee for this service.

Administrator – MFS provides certain financial, legal, shareholder communications, compliance, and other administrative services to the fund. Under an administrative services agreement, the fund partially reimburses MFS the costs incurred to provide these services. The fund is charged an annual fixed amount of $10,000 plus a fee based on average daily net assets.

The administrative services fee incurred for the year ended December 31, 2008 was equivalent to an annual effective rate of 0.0300% of the fund’s average daily net assets.

Trustees’ and Officers’ Compensation – The fund pays compensation to trustees in the form of a retainer, attendance fees, and additional compensation to the Board chairperson. The fund does not pay compensation directly to officers of the fund who are also officers of the investment adviser, all of whom receive remuneration for their services to the fund from MFS. Certain officers of the fund are officers or directors of MFS, MFD, and MFSC.

Other – This fund and certain other MFS funds (the funds) have entered into services agreements (the Agreements) which provide for payment of fees by the funds to Tarantino LLC and Griffin Compliance LLC in return for the provision of services of an Independent Chief Compliance Officer (ICCO) and Assistant ICCO, respectively, for the funds. The ICCO and Assistant ICCO are officers of the funds and the sole members of Tarantino LLC and Griffin Compliance LLC, respectively. The funds can terminate the Agreements with Tarantino LLC and Griffin Compliance LLC at any time under the terms of the Agreements. MFS has agreed to bear all expenses associated with office space, other administrative support, and supplies provided to the ICCO and Assistant ICCO. For the year ended December 31, 2008, the aggregate fees paid by the fund to Tarantino LLC and Griffin Compliance LLC were $1,702 and are included in miscellaneous expense on the Statement of Operations.

19

Notes to Financial Statements – continued

(4)	Portfolio Securities

Purchases and sales of investments, other than U.S. Government securities, purchased option transactions, and short-term obligations, aggregated $201,129,951 and $244,042,592, respectively.

(5)	Shares of Beneficial Interest

The fund’s Declaration of Trust permits the Trustees to issue an unlimited number of full and fractional shares of beneficial interest. Transactions in fund shares were as follows:

	Year ended 12/31/08		Year ended 12/31/07
	Shares	Amount	Shares	Amount
Shares sold
Initial Class	87,028	$913,713	135,706	$2,321,182
Service Class	563,165	6,995,439	444,330	7,505,564
	650,193	$7,909,152	580,036	$9,826,746
Shares issued in connection with acquisition of Capital Opportunities Series
Initial Class			10,188,505	$168,851,898
Service Class			1,066,978	17,592,510
			11,255,483	$186,444,408
Shares issued to shareholders in reinvestment of distributions
Initial Class	865,518	$13,086,630	564,617	$9,406,527
Service Class	161,113	2,421,520	102,526	1,700,904
	1,026,631	$15,508,150	667,143	$11,107,431
Shares reacquired
Initial Class	(3,434,646)	$(45,796,150)	(2,725,655)	$(45,522,176)
Service Class	(535,610)	(6,464,373)	(230,166)	(3,822,818)
	(3,970,256)	$(52,260,523)	(2,955,821)	$(49,344,994)
Net change
Initial Class	(2,482,100)	$(31,795,807)	8,163,173	$135,057,431
Service Class	188,668	2,952,586	1,383,668	22,976,160
	(2,293,432)	$(28,843,221)	9,546,841	$158,033,591

(6)	Line of Credit

The fund and other funds managed by MFS participate in a $1 billion unsecured committed line of credit provided by a syndication of banks under a credit agreement. In addition, the fund and other funds managed by MFS have established uncommitted borrowing arrangements with certain banks. Borrowings may be made for temporary financing needs. Interest is charged to each fund, based on its borrowings, generally at a rate equal to the Federal Reserve funds rate plus 0.30%. In addition, a commitment fee, based on the average daily, unused portion of the committed line of credit, is allocated among the participating funds at the end of each calendar quarter. For the year ended December 31, 2008, the fund’s commitment fee and interest expense were $905 and $0, respectively, and are included in miscellaneous expense on the Statement of Operations.

(7)	Acquisitions

At close of business on June 22, 2007, the fund acquired all of the assets and liabilities of Capital Opportunities Series. The acquisition was accomplished by a tax-free exchange of 11,255,483 shares of the fund (valued at $186,444,408) for all of the assets and liabilities of Capital Opportunities Series. Capital Opportunities Series then distributed the shares of the fund that Capital Opportunities Series received from the fund to its shareholders. Capital Opportunities Series net assets on that date were $186,444,408, including $19,738,552 of unrealized appreciation, $6,367 of accumulated net investment loss, and $262,544,692 of accumulated net realized loss on investments and foreign currency transactions. The aggregate net assets of the fund after the acquisition were $281,997,884.

20

REPORT OF INDEPENDENT REGISTERED PUBLIC ACCOUNTING FIRM

To the Board of Trustees of MFS Variable Insurance Trust II and the Shareholders of

MFS Core Equity Portfolio:

We have audited the accompanying statement of assets and liabilities, including the portfolio of investments, of MFS Core Equity Portfolio (the “Fund”) (one of the portfolios comprising MFS Variable Insurance Trust II) as of December 31, 2008, and the related statement of operations for the year then ended, the statements of changes in net assets for each of the two years in the period then ended, and the financial highlights for each of the five years in the period then ended. These financial statements and financial highlights are the responsibility of the Fund’s management. Our responsibility is to express an opinion on these financial statements and financial highlights based on our audits.

We conducted our audits in accordance with the standards of the Public Company Accounting Oversight Board (United States). Those standards require that we plan and perform the audit to obtain reasonable assurance about whether the financial statements and financial highlights are free of material misstatement. The Fund is not required to have, nor were we engaged to perform, an audit of its internal control over financial reporting. Our audits included consideration of internal control over financial reporting as a basis for designing audit procedures that are appropriate in the circumstances, but not for the purpose of expressing an opinion on the effectiveness of the Fund’s internal control over financial reporting. Accordingly, we express no such opinion. An audit also includes examining, on a test basis, evidence supporting the amounts and disclosures in the financial statements, assessing the accounting principles used and significant estimates made by management, as well as evaluating the overall financial statement presentation. Our procedures included confirmation of securities owned as of December 31, 2008, by correspondence with the custodian and brokers; where replies were not received from brokers, we performed other auditing procedures. We believe that our audits provide a reasonable basis for our opinion.

In our opinion, the financial statements and financial highlights referred to above present fairly, in all material respects, the financial position of MFS Core Equity Portfolio as of December 31, 2008, the results of its operations for the year then ended, the changes in its net assets for each of the two years in the period then ended, and the financial highlights for each of the five years in the period then ended, in conformity with accounting principles generally accepted in the United States of America.

DELOITTE & TOUCHE LLP

Boston, Massachusetts

February 19, 2009

21

TRUSTEES AND OFFICERS – IDENTIFICATION AND BACKGROUND

The Trustees and officers of the Trust, as of February 1, 2009, are listed below, together with their principal occupations during the past five years. (Their titles may have varied during that period.) The address of each Trustee and officer is 500 Boylston Street, Boston, Massachusetts 02116.

Name, Date of Birth	Position(s) Held with Fund	Trustee/Officer Since (1)	Principal Occupations During the Past Five Years and Other Directorships (2)
INTERESTED TRUSTEE
David D. Horn (3) (born 6/07/41)	Trustee	April 1986	Private investor; Sun Life Assurance Company of Canada, Senior Vice President and General Manager for the United States (until 1997); Director (until March 2004)

INDEPENDENT TRUSTEES
J. Kermit Birchfield (born 1/08/40)	Chairman	May 1997	Consultant; Century Partners, Inc. (investments), Director; Displaytech, Inc. (technology), Director; Dessin Fournir LLC (furniture manufacturer), Director (2005 to present); Intermountain Gas Company, Inc. & Intermountain Industries, Inc. (oil & gas exploration and production), Director; Site Watch LLC (software to monitor oil tanks), Managing Director (2006 to present); Juridica Investments (fund investing in judicial matters), Director (2007 to present); HPSC, Inc. (medical financing), Director (until January 2004)

Robert C. Bishop (born 1/13/43)	Trustee	May 2001	AutoImmune, Inc. (pharmaceutical product development), Chairman, President and Chief Executive Officer; Caliper Life Sciences Corp. (laboratory analytical instruments), Director; Millipore Corporation (purification/filtration products), Director; Waterstreet Capital (leverage buyouts), Advisory Board (August 2006 to present); Optobionics Corporation (ophthalmic devices), Director (2002 to 2007)

Frederick H. Dulles (born 3/12/42)	Trustee	May 2001	Ten State International Law PLLC (law firm), Of Counsel (since 2006); Prudential Carolina Real Estate, (real estate), Broker (since 2006); Free Enterprise Foundation, Inc. (research institute), Director & Secretary (until 2008); Disher, Hamrick & Myers Residential, Inc. (real estate) Broker (2005 until 2006); Frederick H. Dulles law practice (until 2006); Ten State Street LLP (law firm), Member (until 2005)

Marcia A. Kean (born 6/30/48)	Trustee	April 2005	Feinstein Kean Healthcare (consulting), Chief Executive Officer

Ronald G. Steinhart (born 6/15/40)	Trustee	May 2001	Private investor; Penske Automotive Group (automotive retailer), Director; Animal Health International, Inc. (animal health products), Director (since 2007); Texas Industries (concrete/aggregates/cement), Director (since 2007); Penson Worldwide, Inc. (securities clearance), Director (since 2006); Carreker Corporation (technology consulting) Director (until 2005); Prentiss Properties Trust (real estate investment trust), Director (until 2006)

Haviland Wright (born 7/21/48)	Trustee	May 2001	Profitability of Hawaii (software), Chief Development Officer (since December 2008); Elixir Technologies Corporation (software) Director (since 2005); Nano Loa Inc. (liquid crystal displays), Director

TRUSTEE EMERITUS
Samuel Adams (born 10/19/25)	Trustee Emeritus		Retired; K&L Gates LLP (law firm), Of Counsel

OFFICERS
Maria F. Dwyer (4) (born 12/01/58)	President	November 2005	Massachusetts Financial Services Company, Executive Vice President and Chief Regulatory Officer (since March 2004) Chief Compliance Officer (since December 2006); Fidelity Management & Research Company, Vice President (prior to March 2004); Fidelity Group of Funds, President and Treasurer (until March 2004)

Christopher R. Bohane (4) (born 1/18/74)	Assistant Secretary and Assistant Clerk	July 2005	Massachusetts Financial Services Company, Vice President and Senior Counsel

John M. Corcoran (4) (born 4/13/65)	Treasurer	October 2008	Massachusetts Financial Services Company, Senior Vice President (since October 2008); State Street Bank and Trust (financial services provider), Senior Vice President, (until September 2008)

Ethan D. Corey (4) (born 11/21/63)	Assistant Secretary and Assistant Clerk	July 2005	Massachusetts Financial Services Company, Senior Vice President and Associate General Counsel (since 2004); Dechert LLP (law firm), Counsel (prior to December 2004)

David L. DiLorenzo (4) (born 8/10/68)	Assistant Treasurer	July 2005	Massachusetts Financial Services Company, Vice President (since June 2005); JP Morgan Investor Services, Vice President (until June 2005)

Timothy M. Fagan (4) (born 7/10/68)	Assistant Secretary and Assistant Clerk	September 2005	Massachusetts Financial Services Company, Vice President and Senior Counsel (since September 2005); John Hancock Advisers, LLC, Vice President, Senior Attorney and Chief Compliance Officer (until August 2005)

22

Trustees and Officers – continued

Name, Date of Birth	Position(s) Held with Fund	Trustee/Officer Since (1)	Principal Occupations During the Past Five Years and Other Directorships (2)
Mark D. Fischer (4) (born 10/27/70)	Assistant Treasurer	July 2005	Massachusetts Financial Services Company, Vice President (since May 2005); JP Morgan Investment Management Company, Vice President (until May 2005)

Robyn L. Griffin (born 7/04/75)	Assistant Independent Chief Compliance Officer	August 2008	Griffin Compliance LLC (provider of compliance services), Principal (since August 2008); State Street Corporation (financial services provider), Mutual Fund Administration Assistant Vice President (October 2006 – July 2008); Liberty Mutual Group (insurance), Personal Market Assistant Controller (April 2006 – October 2006); Deloitte & Touche LLP (professional services firm), Senior Manager (prior to April 2006)

Brian E. Langenfeld (4) (born 3/07/73)	Assistant Secretary and Assistant Clerk	May 2006	Massachusetts Financial Services Company, Vice President and Senior Counsel (since May 2006); John Hancock Advisers, LLC, Assistant Vice President and Counsel (until April 2006)

Ellen Moynihan (4) (born 11/13/57)	Assistant Treasurer	May 1997	Massachusetts Financial Services Company, Senior Vice President

Susan S. Newton (4) (born 3/07/50)	Assistant Secretary and Assistant Clerk	May 2005	Massachusetts Financial Services Company, Senior Vice President and Associate General Counsel (since April 2005); John Hancock Advisers, LLC, Senior Vice President, Secretary and Chief Legal Officer (until April 2005)

Susan A. Pereira (4) (born 11/05/70)	Assistant Secretary and Assistant Clerk	July 2005	Massachusetts Financial Services Company, Vice President and Senior Counsel (since June 2004); Bingham McCutchen LLP (law firm), Associate (until June 2004)

Mark N. Polebaum (4) (born 5/01/52)	Secretary and Clerk	February 2006	Massachusetts Financial Services Company, Executive Vice President, General Counsel and Secretary (since January 2006); Wilmer Cutler Pickering Hale and Dorr LLP (law firm), Partner (until January 2006)

Frank L. Tarantino (born 3/07/44)	Independent Chief Compliance Officer	September 2004	Tarantino LLC (provider of compliance services), Principal (since June 2004); CRA Business Strategies Group (consulting services), Executive Vice President (until June 2004)

Richard S. Weitzel (4) (born 7/16/70)	Assistant Secretary and Assistant Clerk	October 2007	Massachusetts Financial Services Company, Vice President and Assistant General Counsel (since 2004); Massachusetts Department of Business and Technology, General Counsel (until April 2004)

James O. Yost (4) (born 6/12/60)	Assistant Treasurer	April 1992	Massachusetts Financial Services Company, Senior Vice President

(1)	Date first appointed to serve as Trustee/Officer of an MFS fund or a Compass variable account. Each Trustee has served continuously since appointment.

(2)	Directorships or trusteeships of companies required to report to the Securities and Exchange Commission (i.e., “public companies”).

(3)	“Interested person” of the Trust, within the meaning of the Investment Company Act of 1940 (referred to as the 1940 Act), which is the principal federal law governing investment companies like the Trust, as a result of position with Sun Life of Canada (U.S.). The address of Sun Life of Canada (U.S.) is One Sun Life Executive Park, Wellesley Hills, Massachusetts 02481.

(4)	“Interested person” of MFS within the meaning of the 1940 Act. The address of MFS is 500 Boylston Street, Boston, Massachusetts 02116.

The Trust does not hold annual meetings for the purpose of electing Trustees, and Trustees are not elected for fixed terms. Each Trustee and officer holds office until his or her successor is chosen and qualified, or until his or her earlier death, resignation, retirement or removal.

All Trustees currently serve as Trustees of the Trust and have served in that capacity since originally elected or appointed. All of the Trustees are also Managers of the Compass Variable Accounts. The executive officers of the Trust hold similar offices for the Compass Variable Accounts and other funds in the MFS fund complex. As of January 1, 2009, each Trustee serves as a Trustee or Manager of 35 Accounts/Funds.

The Statement of Additional Information contains further information about the Trustees and is available without charge upon request by calling 1-800-752-7215.

Investment Adviser Massachusetts Financial Services Company 500 Boylston Street, Boston, MA 02116-3741	Custodian State Street Bank and Trust 1 Lincoln Street, Boston, MA 02111-2900
Distributor MFS Fund Distributors, Inc. 500 Boylston Street, Boston, MA 02116-3741	Independent Registered Public Accounting Firm Deloitte & Touche LLP 200 Berkeley Street, Boston, MA 02116
Portfolio Managers Joseph MacDougall Katrina Mead

23

BOARD REVIEW OF INVESTMENT ADVISORY AGREEMENT

The Investment Company Act of 1940 requires that both the full Board of Trustees and a majority of the non-interested (“independent”) Trustees, voting separately, annually approve the continuation of the investment advisory agreement between MFS Variable Insurance Trust II (the “Trust”) and Massachusetts Financial Services Company (“MFS”) on behalf of the Fund. The Trustees consider matters bearing on the Fund and the advisory arrangements at their meetings throughout the year, including a review of performance data at each regular meeting. In addition, the independent Trustees met in May and again in July 2008 (“contract review meetings”) for the specific purpose of considering whether to approve the continuation of the investment advisory agreement for the Fund. The independent Trustees were assisted in their evaluation of the investment advisory agreement by independent legal counsel, from whom they received separate legal advice and with whom they met separately from MFS management during various contract review meetings. The independent Trustees were also assisted in this process by the Fund’s Independent Chief Compliance Officer, a full-time senior officer appointed by and reporting to the independent Trustees.

In connection with their deliberations, the Trustees, including the independent Trustees, considered such information and factors as they believed, in light of the legal advice furnished to them and their own business judgment, to be relevant. The investment advisory agreement was considered separately for the Fund, although the Trustees also took into account the common interests of all Funds in the Trust in their review. As described below, the Trustees considered the nature, quality, and extent of the various investment advisory, administrative, and shareholder services performed by MFS under the existing investment advisory agreement and other arrangements with the Trust.

In connection with their contract review meetings, the Trustees received and relied upon materials which included, among other items: (i) information provided by Lipper Inc. on the investment performance of the Fund for various time periods ended December 31, 2007, compared to the investment performance of a group of funds with substantially similar investment classifications/objectives (the “Lipper performance universe”), (ii) information provided by Lipper Inc. on the Fund’s advisory fees and other expenses compared to the advisory fees and other expenses of comparable funds identified by Lipper (the “Lipper expense group”), (iii) information provided by MFS on the advisory fees of comparable portfolios of its other clients, including institutional separate account and other clients, (iv) information as to whether expense waivers, reimbursements or fee “breakpoints” are observed for the Fund, (v) information regarding MFS’ financial results and financial condition, including MFS’ and certain of its affiliates’ estimated profitability from services performed for the Fund, (vi) MFS’ views regarding the outlook for the mutual fund industry and its strategic business plans, (vii) descriptions of various functions performed by MFS for the Trust, such as compliance monitoring and portfolio trading practices, and (viii) information regarding the overall organization of MFS, including information about MFS’ senior management and other personnel providing investment advisory, administrative and other services to the Fund. The comparative performance, fee and expense information prepared and provided by Lipper Inc. was not independently verified, and the independent Trustees did not independently verify any information provided to them by MFS.

The Trustees’ conclusion as to the continuation of the investment advisory agreement was based on comprehensive consideration of all information provided to the Trustees and not the result of any single factor. Some of the factors that figured particularly in the Trustees’ deliberations are described below for the Fund, while individual Trustees may have given different weight to various factors and evaluated the information presented as a whole differently than another Trustee. The Trustees recognized that the fee arrangements for the Fund reflect years of review and discussion between the independent Trustees and MFS, that certain aspects of such arrangements may receive greater scrutiny in some years than others, and that the Trustees’ conclusions may be based, in part, on their consideration of these same arrangements during the course of the year and in prior years.

Based on information provided by Lipper Inc., the Trustees compared the Fund’s total return investment performance to the performance of a peer group of funds over various time periods. The Trustees placed particular emphasis on the total return performance of the Fund’s Initial Class shares in comparison to the performance of funds in its Lipper performance universe over the one-, three- and five-year periods. The Trustees did not rely on performance results for more recent periods, including those shown elsewhere in this report.

The Trustees noted the performance of the Fund’s Initial Class shares was in the 2nd quintile relative to the other funds in the Lipper Classification Index for the one-year period (the 1st quintile being the best performers and the 5th quintile being the worst performers). The total return performance of the Fund was in the 2nd quintile for the three-year period and the 3rd quintile for the five-year period ended December 31, 2007, relative to the Lipper performance universe. Based on the nature and quality of services provided by MFS, the Board of Trustees concluded that the Fund’s performance was satisfactory.

In the course of their deliberations, the Trustees took into account information provided by MFS during contract review meetings, as well as during investment review meetings conducted with portfolio management personnel during the course of the year.

24

Board Review of Investment Advisory Agreement – continued

In assessing the reasonableness of the Fund’s advisory fee, the Trustees considered, among other information, the Fund’s advisory fee and the total expense ratio of the Fund’s Initial Class shares as a percentage of average daily net assets, compared to the advisory fee and total expense ratios of its peer group of funds based on information provided by Lipper Inc. The Trustees also considered the advisory fees charged by MFS to institutional accounts. In comparing these fees, the Trustees considered the generally broader scope of services provided by MFS to the Trust than those provided to institutional accounts. The Trustees also considered the higher demands placed on MFS’ investment personnel and trading infrastructure as a result of the daily cash in-flows and out-flows of the Fund, and the impact on MFS and related expenses due to the more extensive regulatory regime to which the Fund is subject, compared to institutional accounts.

In considering the fees, the Trustees noted from the Lipper data that the Fund’s effective advisory fee rate and total expense ratio were each approximately at the median of such fees and expenses of funds in the Lipper expense group. In addition, the Trustees noted that MFS agreed to continue to reduce its advisory fee on average daily net assets over $2.5 billion, and they accepted MFS’ offer to continue the expense limitation for the Fund. The Trustees further concluded that the existing breakpoints were sufficient to allow the Fund to benefit from economies of scale as its assets grow. The Trustees concluded that the fees were reasonable in light of the nature and quality of services provided.

The Trustees also considered information prepared by MFS relating to its costs and profits with respect to the Fund and other investment companies and accounts advised by MFS, as well as MFS’ methodologies used to determine and allocate its costs to the Fund and other accounts and products for purposes of estimating profitability.

After reviewing these and other factors described below, the Trustees concluded that the advisory fees charged to the Fund represent reasonable compensation in light of the nature and quality of the services being provided by MFS.

In addition, the Trustees considered MFS’ resources and related efforts to continue to retain, attract and motivate capable personnel to serve the Fund. The Trustees also considered the financial resources of MFS and its parent, Sun Life Financial Inc. The Trustees further considered any advantages and possible disadvantages of having an adviser which also serves other investment companies as well as institutional accounts.

The Trustees also considered the nature, quality, cost, and extent of administrative, transfer agency, and distribution services provided to the Fund by MFS and its affiliates under agreements and plans other than the investment advisory agreement, including the 12b-1 fees the Fund pays to MFS Fund Distributors, Inc., an affiliate of MFS. The Trustees also considered the nature, extent and quality of certain other services MFS performs or arranges on the Fund’s behalf, which may include securities lending programs, directed expense payment programs, class action recovery programs, and MFS’ interaction with third-party service providers, principally custodians and sub-custodians. The Trustees concluded that the various non-advisory services provided by MFS and its affiliates on behalf of the Fund were satisfactory. The Trustees also considered the benefits to MFS from the use of the Fund’s portfolio brokerage commissions to pay for research and other similar services and various other factors. Additionally, the Trustees considered so-called “fall-out benefits” to MFS such as reputational value derived from serving as investment manager to the Trust, and determined that any such benefits derived by MFS were reasonable and fair.

Based on their evaluation of factors that they deemed to be material, including those factors described above, the Board of Trustees, including a majority of the independent Trustees, concluded that the investment advisory agreement should be continued for an additional one-year period, commencing September 1, 2008.

A discussion regarding the Board’s most recent review and renewal of the fund’s Investment Advisory Agreement with MFS is available by clicking on the fund’s name under “Variable Insurance Portfolios-VIT II” in the “Products & Performance” section on the MFS Web site (mfs.com).

25

PROXY VOTING POLICIES AND INFORMATION

A general description of the MFS funds’ proxy voting policies and procedures is available without charge, upon request, by calling
1-800-225-2606, by visiting the Proxy Voting section of mfs.com or by visiting the SEC’s Web site at http://www.sec.gov.

Information regarding how the fund voted proxies relating to portfolio securities during the most recent twelve-month period ended June 30 is available without charge by visiting the Proxy Voting section of mfs.com or by visiting the SEC’s Web site at http://www.sec.gov.

QUARTERLY PORTFOLIO DISCLOSURE

The fund will file a complete schedule of portfolio holdings with the Securities and Exchange Commission (the Commission) for the first and third quarters of each fiscal year on Form N-Q. The fund’s Form N-Q may be reviewed and copied at the:

Public Reference Room

Securities and Exchange Commission

100 F Street, NE, Room 1580

Washington, D.C. 20549

Information on the operation of the Public Reference Room may be obtained by calling the Commission at 1-800-SEC-0330. The fund’s Form N-Q is available on the EDGAR database on the Commission’s Internet Web site at http://www.sec.gov, and copies of this information may be obtained, upon payment of a duplicating fee, by electronic request at the following e-mail address: publicinfo@sec.gov or by writing the Public Reference Section at the above address.

FEDERAL TAX INFORMATION (unaudited)

The following information is provided pursuant to provisions of the Internal Revenue Code.

The fund designates $14,360,850 as capital gain dividends paid during the fiscal year.

For corporate shareholders, 100.00% of the ordinary income dividends paid during the fiscal year qualify for the corporate dividends received deduction.

26

MFS® PRIVACY NOTICE

Privacy is a concern for every investor today. At MFS Investment Management® and the MFS funds, we take this concern very seriously. We want you to understand our policies about the investment products and services that we offer, and how we protect the nonpublic personal information of investors who have a direct relationship with us and our wholly owned subsidiaries.

Throughout our business relationship, you provide us with personal information. We maintain information and records about you, your investments, and the services you use. Examples of the nonpublic personal information we maintain include

•	data from investment applications and other forms
•	share balances and transactional history with us, our affiliates, or others
•	facts from a consumer reporting agency

We do not disclose any nonpublic personal information about our customers or former customers to anyone, except as permitted by law. We may share nonpublic personal information with third parties or certain of our affiliates in connection with servicing your account or processing your transactions. We may share information with companies or financial institutions that perform marketing services on our behalf or with other financial institutions with which we have joint marketing arrangements, subject to any legal requirements.

Authorization to access your nonpublic personal information is limited to appropriate personnel who provide products, services, or information to you. We maintain physical, electronic, and procedural safeguards to help protect the personal information we collect about you.

If you have any questions about the MFS privacy policy, please call 1-800-225-2606 any business day between 8 a.m. and 8 p.m. Eastern time.

Note: If you own MFS products or receive MFS services in the name of a third party such as a bank or broker-dealer, their privacy policy may apply to you instead of ours.

27

MFS INVESTMENT MANAGEMENT

MFS® Global Total Return Portfolio

MFS® Variable Insurance Trust II
Annual report

12/31/08
WTS-ANN

MFS® GLOBAL TOTAL RETURN PORTFOLIO

The report is prepared for the general information of contract owners. It is authorized for distribution to prospective investors only when preceded or accompanied by a current prospectus.

NOT FDIC INSURED • MAY LOSE VALUE • NO BANK GUARANTEE • NOT A DEPOSIT • NOT INSURED BY ANY FEDERAL GOVERNMENT AGENCY OR NCUA/NCUSIF

LETTER FROM THE CEO

Dear Contract Owners:

The market downturns and economic setbacks of late probably rank among the worst financial declines most of us have experienced. Inevitably, people may be questioning their commitment to investing. Still, it is important to remember that downturns are an inescapable part of the business cycle. Such troughs have been seen before, and if we can use history as a guide, market recoveries typically have followed.

Recent events have clearly shown us the value of certain types of investments. In this environment, two of the hallmarks of mutual funds — transparency and liquidity — have become critically important. Unlike some other types of investments, the operations of mutual funds are relatively transparent to their shareholders. With their daily redemption feature, mutual funds also generally provide easy, convenient access to one’s money. Through these recent market upheavals, this level of liquidity enhanced the ability of mutual fund investors to respond and modify their investments as they and their advisors saw fit — a flexibility that those in less liquid investments simply did not have at their disposal.

At MFS® we take particular pride in how well mutual funds can serve investors because we invented the mutual fund in the United States. Established in 1924, Massachusetts Investors Trust was the nation’s first fund. Recent market events only reinforce what we have learned through 85 years — that mutual funds provide unique features that are important to investors in any type of market climate.

Respectfully,

Robert J. Manning

Chief Executive Officer and Chief Investment Officer

MFS Investment Management®

February 17, 2009

The opinions expressed in this letter are subject to change, may not be relied upon for investment advice, and no forecasts can be guaranteed.

Before investing, consider the fund’s investment objectives, risks, charges, and expenses. For a prospectus containing this and other information, contact your investment professional or view online. Read it carefully.

MFS Fund Distributors, Inc., 500 Boylston Street, Boston, MA 02116

1

PORTFOLIO COMPOSITION

Portfolio structure (i)

Top ten holdings (i)
Nestle S.A.	1.9%
Kingdom of Netherlands, 3.75%, 2014	1.8%
Republic of France, 6%, 2025	1.8%
Roche Holding AG	1.7%
TOTAL S.A.	1.7%
Kingdom of Spain, 5%, 2012	1.7%
Vodafone Group PLC	1.6%
Republic of Italy, 4.75%, 2013	1.6%
Federal Republic of Germany, 6.25%, 2030	1.5%
Kingdom of Belgium, 5.5%, 2017	1.4%

Equity sectors
Financial Services	10.5%
Consumer Staples	7.7%
Utilities & Communications	7.4%
Energy	7.3%
Health Care	6.4%
Technology	5.1%
Industrial Goods & Services	4.6%
Leisure	3.0%
Basic Materials	2.1%
Autos & Housing	1.6%
Transportation	1.3%
Retailing	1.2%
Special Products & Services	1.2%

Fixed income sectors (i)
Non-U.S. Government Bonds	30.0%
U.S. Treasury Securities	4.2%
Mortgage-Backed Securities	1.5%
U.S. Government Agencies	1.2%
Commercial Mortgage-Backed Securities	1.0%
Municipal Bonds	0.6%

Country weightings (i)
United States	35.3%
Japan	16.9%
United Kingdom	9.0%
Germany	8.6%
France	5.7%
Switzerland	5.1%
Netherlands	4.6%
Spain	2.7%
Italy	2.3%
Other Countries	9.8%

(i)	For purposes of this presentation, the bond component includes accrued interest amounts and may be positively or negatively impacted by the equivalent exposure from any derivative holdings, if applicable.

Percentages are based on net assets as of 12/31/08, unless otherwise noted.

The portfolio is actively managed and current holdings may be different.

2

MANAGEMENT REVIEW

Summary of Results

For the twelve months ended December 31, 2008, Initial Class shares of the MFS Global Total Return Portfolio (the “fund”) provided a total return of –15.42%, while Service Class shares of the fund provided a total return of –15.59%. These compare with a return of –40.33% for the fund’s benchmark, the MSCI World Index. The fund’s other benchmarks, the JPMorgan Global Government Bond Index Unhedged, and a hybrid benchmark comprised of 60% of the MSCI World Index and 40% of the JPMorgan Global Government Bond Index Unhedged, generated returns of 12.00% and –22.34%, respectively, over the same period.

Market Environment

The U.S. economy and financial markets experienced significant deterioration and extraordinary volatility over the reporting period. U.S. economic growth slowed significantly, despite the short-term bounce from the second quarter fiscal stimulus. Strong domestic headwinds included accelerated deterioration in the housing market, anemic corporate investment, a rapidly declining job market, and a much tighter credit environment. During the period, a seemingly continuous series of tumultuous financial events hammered markets, including: the distressed sale of failing Bear Stearns to JPMorgan, the conservatorship of Government Sponsored Enterprises (GSEs) Fannie Mae and Freddie Mac, the bankruptcy of investment bank Lehman Brothers, the Federal Reserve Bank’s complex intervention of insurance company American International Group (AIG), the nationalization of several large European banks, the failure of Washington Mutual, and the distressed sale of Wachovia. As a result of this barrage of turbulent news, global equity markets pushed significantly lower and credit markets witnessed the worst dislocation since the beginning of the credit crisis. Though conditions improved towards the end of the period, the state of financial and macroeconomic dislocation remained severe.

While reasonably resilient during the first half of the period, the global economy and financial system increasingly experienced considerable negative spillovers from the U.S. slowdown. Not only did Europe and Japan show obvious signs of economic softening, the more powerful engine of global growth – emerging markets – also displayed weakening dynamics.

During the reporting period, the U.S. Federal Reserve Board cut interest rates aggressively and introduced a multitude of new lending facilities to alleviate ever-tightening credit markets, while the U.S. federal government moved quickly to design and implement a meaningful fiscal stimulus package. Although several other global central banks also cut rates, the dilemma of rising energy and food prices heightened concerns among central bankers that inflationary expectations might become unhinged despite weaker growth. Only later in the reporting period did slowing global growth result in a very precipitous decline in commodity prices, which significantly eased inflation and inflationary expectations. As inflationary concerns diminished in the face of global deleveraging, and equity and credit markets deteriorated more sharply, a coordinated rate cut marked the beginning of much more aggressive easing by the major global central banks.

Contributors to Performance

Within the equity portion of the fund, stock selection in the financial services sector boosted performance relative to the MSCI World Index, although no individual securities within this sector were among the fund’s top contributors for the reporting period.

The fund’s overweighted position in the consumer staples sector also had a positive impact on relative results. Holdings of global food company Nestle (Switzerland), tobacco company Philip Morris and household and industrial products manufacturer Kao Corp. helped relative performance as all three stocks outperformed the benchmark. Kao Corp. aided relative performance as the company benefited from lower raw materials costs and their ability to maintain pricing in the domestic marketplace.

Strong stock selection in the technology sector was another positive factor for relative returns. The fund’s overweighted position in enterprise software products maker Oracle aided performance as the stock fared better than the benchmark during the reporting period.

Stocks in other sectors that helped relative performance included defense contractor Lockheed Martin, telecommunications company KDDI Corp. (Japan), pharmaceutical company Roche Holding (Switzerland), integrated oil company TOTAL (France), pharmaceutical company Hisamitsu Pharmaceutical (Japan) and parcel delivery services company Yamato Holdings (Japan). Yamato Holdings’ shares gained during the period as parcel volumes rose, particularly in the latter part of the reporting period, and as the cost of diesel fuel declined.

During the reporting period, currency exposure in the equity portion of the fund contributed to relative performance. All of MFS’ investment decisions are driven by the fundamentals of each individual opportunity and, as such, it is common for our portfolios to have different currency exposure than the benchmark.

Within the fixed income portion of the fund, an underweighted exposure to Italian sovereign bonds contributed to performance relative to the JPMorgan Global Government Bond Index Unhedged. The fund’s overall currency allocation also helped. During the reporting period, the fund’s return from yield, which was greater than that of the benchmark, was a key

3

Management Review – continued

contributor to performance. Additionally, the fund’s longer duration (d) stance in the Eurozone, United Kingdom, and Australia also aided relative performance.

Detractors from Performance

Within the equity portion of the fund, an underweighted position in the retailing sector held back relative performance. Not owning discount retailer Wal-Mart Stores had a negative impact on relative returns as the stock significantly outperformed the benchmark over the reporting period.

Although the financial services sector was an overall contributor to relative performance, several banking and financial stocks were among the fund’s top detractors. These included ING Groep (Netherlands), Credit Agricole (France), Royal Bank of Scotland (g), DNB Holding (Norway), Unicredito Italiano (Italy) and Goldman Sachs. Shares of Goldman Sachs tumbled amid the worsening financial crisis. The company reported the worst drop in profits since the company became a publicly-traded firm.

Elsewhere, an underweighted position in integrated oil company Exxon Mobil and the fund’s ownership of health insurer Wellpoint (g) and postal system operator TNT had a negative impact on relative returns.

Within the fixed income portion of the fund, a greater exposure to bonds in the financial sector and to commercial mortgage-backed securities (CMBS) held back relative performance as these securities suffered amid the global credit crisis. The fund’s overweight in Norwegian krone and U.S. Treasury Inflation-Protected Securities (TIPS) also detracted from relative performance.

Respectfully,

Nevin Chitkara	Steven Gorham	Matthew Ryan	Erik Weisman	Barnaby Wiener
Portfolio Manager	Portfolio Manager	Portfolio Manager	Portfolio Manager	Portfolio Manager

(d)	Duration is a measure of how much a bond’s price is likely to fluctuate with general changes in interest rates, e.g., if rates rise 1.00%, a bond with a 5-year duration is likely to lose about 5.00% of its value.

(g)	Security was not held in the portfolio at period end.

The views expressed in this report are those of the portfolio managers only through the end of the period of the report as stated on the cover and do not necessarily reflect the views of MFS or any other person in the MFS organization. These views are subject to change at any time based on market or other conditions, and MFS disclaims any responsibility to update such views. These views may not be relied upon as investment advice or an indication of trading intent on behalf of any MFS portfolio. References to specific securities are not recommendations of such securities, and may not be representative of any MFS portfolio’s current or future investments.

4

PERFORMANCE SUMMARY THROUGH 12/31/08

The following chart illustrates the historical performance of the fund in comparison to its benchmark(s). Benchmark comparisons are unmanaged; do not reflect any fees or expenses; and cannot be invested in directly. The performance of other share classes will be greater than or less than that of the class depicted below. (See Notes to Performance Summary.)

Performance data shown represents past performance and is no guarantee of future results. Investment return and principal value fluctuate so your units, when sold, may be worth more or less than the original cost; current performance may be lower or higher than quoted. The performance shown does not reflect the deduction of taxes, if any, that a contract holder would pay on fund distributions or the redemption of contract units. The returns for the fund shown also do not reflect the deduction of expenses associated with variable products, such as mortality and expense risk charges, separate account charges, and sales charges imposed by the insurance company separate accounts. Such expenses would reduce the overall returns shown.

Growth of a hypothetical $10,000 investment

Total rates of return through 12/31/08

Average Annual Total Returns

Share class	Class inception date	1-yr	5-yr	10-yr
Initial Class	11/07/94	(15.42)%	5.59%	5.38%
Service Class	8/24/01	(15.59)%	5.34%	5.20%

Comparative Benchmarks

MSCI World Index (f)	(40.33)%	0.00%	(0.19)%
JPMorgan Global Government Bond Index Unhedged (f)	12.00%	6.23%	5.95%
60% MSCI World Index/40% JPMorgan Global Government Bond Index Unhedged (f)	(22.34)%	2.78%	2.58%

(f)	Source: FactSet Research Systems Inc.

Benchmark Definitions

MSCI World Index – a market capitalization index that is designed to measure global developed market equity performance.

JPMorgan Global Government Bond Index Unhedged – measures developed government bond markets around the world.

It is not possible to invest directly in an index.

Notes to Performance Summary

Performance for the Service Class includes the performance of the fund’s Initial Class for periods prior to their offering. Because Service Class expenses are higher than those of Initial Class, performance shown for Service Class is higher than it would have been had it been offered for the entire period. Performance has not been adjusted to take into account differences in class specific operating expenses (such as Rule 12b-1 fees). Please see the prospectus for additional information about performance and expenses.

Performance results reflect any applicable expense subsidies and waivers in effect during the periods shown. Without such subsidies and waivers the fund’s performance results would be less favorable. Please see the prospectus for complete details. All results are historical and assume the reinvestment of any dividends and capital gains distributions.

From time to time the fund may receive proceeds from litigation settlements, without which performance would be lower.

5

EXPENSE TABLE

Fund Expenses Borne by the Contract Holders During the Period,

July 1, 2008 through December 31, 2008

As a contract holder of the fund, you incur ongoing costs, including management fees; distribution (12b-1) fees; and other fund expenses. This example is intended to help you understand your ongoing costs (in dollars) of investing in the fund and to compare these costs with the ongoing costs of investing in other mutual funds.

The example is based on an investment of $1,000 invested at the beginning of the period and held for the entire period July 1, 2008 through December 31, 2008.

Actual Expenses

The first line for each share class in the following table provides information about actual account values and actual expenses. You may use the information in this line, together with the amount you invested, to estimate the expenses that you paid over the period. Simply divide your account value by $1,000 (for example, an $8,600 account value divided by $1,000 = 8.6), then multiply the result by the number in the first line under the heading entitled “Expenses Paid During Period” to estimate the expenses you paid on your account during this period.

Hypothetical Example for Comparison Purposes

The second line for each share class in the following table provides information about hypothetical account values and hypothetical expenses based on the fund’s actual expense ratio and an assumed rate of return of 5% per year before expenses, which is not the fund’s actual return. The hypothetical account values and expenses may not be used to estimate the actual ending account balance or expenses you paid for the period. You may use this information to compare the ongoing costs of investing in the fund and other funds. To do so, compare this 5% hypothetical example with the 5% hypothetical examples that appear in the shareholder reports of the other funds.

Please note that the expenses shown in the table are meant to highlight the fund’s ongoing costs only and do not take into account the fees and expenses imposed under the variable contracts through which your investment in the fund is made. Therefore, the second line for each share class in the table is useful in comparing ongoing costs associated with an investment in vehicles (such as the fund) which fund benefits under variable annuity and variable life insurance contracts and to qualified pension and retirement plans only, and will not help you determine the relative total costs of investing in the fund through variable annuity and variable life insurance contracts. If the fees and expenses imposed under the variable contracts were included, your costs would have been higher.

Share Class		Annualized Expense Ratio	Beginning Account Value 7/01/08	Ending Account Value 12/31/08	Expenses Paid During Period (p) 7/01/08-12/31/08
Initial Class	Actual	0.90%	$1,000.00	$875.68	$4.24
	Hypothetical (h)	0.90%	$1,000.00	$1,020.61	$4.57
Service Class	Actual	1.15%	$1,000.00	$874.83	$5.42
	Hypothetical (h)	1.15%	$1,000.00	$1,019.36	$5.84

(h)	5% class return per year before expenses.

(p)	Expenses paid is equal to each class’ annualized expense ratio, as shown above, multiplied by the average account value over the period, multiplied by the number of days in the period, divided by the number of days in the year.

6

PORTFOLIO OF INVESTMENTS – 12/31/08

The Portfolio of Investments is a complete list of all securities owned by your fund. It is categorized by broad-based asset classes.

Issuer	Shares/Par	Value ($)

COMMON STOCKS – 59.4%
Aerospace – 2.6%
Lockheed Martin Corp.	17,660	$1,484,853
Northrop Grumman Corp.	16,220	730,549
United Technologies Corp.	10,630	569,768

		$2,785,170

Alcoholic Beverages – 0.8%
Heineken N.V.	26,070	$800,964

Apparel Manufacturers – 0.6%
Compagnie Financiere Richemont S.A.	12,239	$237,615
NIKE, Inc., “B”	7,490	381,990

		$619,605

Automotive – 0.1%
Johnson Controls, Inc.	7,520	$136,563

Broadcasting – 2.3%
Fuji Television Network, Inc.	254	$363,469
Nippon Television Network Corp.	2,330	246,259
Omnicom Group, Inc.	14,830	399,224
Vivendi S.A.	20,730	674,920
Walt Disney Co.	18,930	429,522
WPP Group PLC	58,628	341,757

		$2,455,151

Brokerage & Asset Managers – 1.0%
Daiwa Securities Group, Inc.	84,000	$500,595
Franklin Resources, Inc.	3,260	207,923
Merrill Lynch & Co., Inc.	27,200	316,608

		$1,025,126

Business Services – 1.2%
Accenture Ltd., “A”	18,990	$622,682
Bunzl PLC	28,910	246,762
USS Co. Ltd.	7,530	398,412

		$1,267,856

Chemicals – 0.9%
3M Co.	5,710	$328,553
PPG Industries, Inc.	14,560	617,781

		$946,334

Computer Software – 1.1%
Oracle Corp. (a)	68,050	$1,206,527

Computer Software – Systems – 1.0%
Fujitsu Ltd.	102,000	$493,013
International Business Machines Corp.	6,280	528,525

		$1,021,538

Construction – 1.5%
CRH PLC	21,700	$547,657
Geberit AG	4,532	488,238
Sekisui Chemical Co. Ltd.	31,000	193,631
Sherwin-Williams Co.	5,030	300,543

		$1,530,069

Issuer	Shares/Par	Value ($)

COMMON STOCKS – continued
Consumer Goods & Services – 1.9%
Henkel KGaA, IPS	18,030	$578,065
Kao Corp.	21,000	635,942
KOSE Corp.	16,000	402,011
Procter & Gamble Co.	6,674	412,587

		$2,028,605

Containers – 0.9%
Brambles Ltd.	189,450	$984,409

Electrical Equipment – 1.5%
Legrand S.A.	30,660	$589,130
OMRON Corp.	22,800	306,023
Spectris PLC	45,170	349,664
W.W. Grainger, Inc.	4,200	331,128

		$1,575,945

Electronics – 2.4%
Intel Corp.	47,870	$701,774
Konica Minolta Holdings, Inc.	85,000	658,646
Samsung Electronics Co. Ltd.	1,762	639,813
Taiwan Semiconductor Manufacturing Co. Ltd., ADR	72,786	575,009

		$2,575,242

Energy – Independent – 1.2%
Apache Corp.	5,940	$442,708
Devon Energy Corp.	7,640	502,024
EOG Resources, Inc.	4,850	322,913

		$1,267,645

Energy – Integrated – 5.8%
Chevron Corp.	14,100	$1,042,977
Exxon Mobil Corp.	10,470	835,820
Hess Corp.	6,970	373,871
Royal Dutch Shell PLC, “A”	51,160	1,337,339
Statoil A.S.A.	42,980	707,892
TOTAL S.A.	32,650	1,780,002

		$6,077,901

Food & Beverages – 2.9%
J.M. Smucker Co.	4,088	$177,256
Kellogg Co.	3,680	161,368
Nestle S.A.	51,044	2,011,775
Nong Shim Co. Ltd. (a)	1,361	265,624
PepsiCo, Inc.	8,840	484,167

		$3,100,190

Food & Drug Stores – 0.5%
CVS Caremark Corp.	19,910	$572,213

Forest & Paper Products – 0.3%
UPM-Kymmene Corp.	23,590	$299,108

Gaming & Lodging – 0.2%
Royal Caribbean Cruises Ltd.	14,660	$201,575

7

Portfolio of Investments – continued

Issuer	Shares/Par	Value ($)

COMMON STOCKS – continued
Insurance – 3.0%
Allstate Corp.	26,630	$872,399
Aviva PLC	54,680	309,514
Jardine Lloyd Thompson Group PLC	35,910	226,822
MetLife, Inc.	28,160	981,658
Muenchener Ruckvers AG	4,120	647,446
Prudential Financial, Inc.	5,510	166,733

		$3,204,572

Leisure & Toys – 0.2%
NAMCO BANDAI Holdings, Inc. (l)	19,500	$213,730

Machinery & Tools – 0.5%
Assa Abloy AB, “B” (l)	48,660	$552,119

Major Banks – 4.6%
Bank of New York Mellon Corp.	30,321	$858,994
Credit Agricole S.A.	43,609	495,942
Goldman Sachs Group, Inc.	6,640	560,350
JPMorgan Chase & Co.	16,420	517,723
PNC Financial Services Group, Inc.	6,070	297,430
State Street Corp.	10,830	425,944
Sumitomo Mitsui Financial Group, Inc.	175	758,058
Unibanco-Uniao de Bancos Brasileiros S.A., ADR	4,100	264,942
UniCredito Italiano S.p.A.	183,284	456,294
Wells Fargo & Co.	5,880	173,342

		$4,809,019

Network & Telecom – 0.6%
Nokia Oyj	40,150	$622,443

Oil Services – 0.3%
Fugro N.V.	5,440	$156,179
National Oilwell Varco, Inc. (a)	4,360	106,558

		$262,737

Other Banks & Diversified Financials – 1.9%
Bangkok Bank Public Co. Ltd.	81,800	$167,569
DNB Holding A.S.A.	106,200	424,228
Hachijuni Bank Ltd.	46,000	264,622
ING Groep N.V.	74,360	777,299
Sapporo Hokuyo Holdings, Inc.	40	162,084
Unione di Banche Italiane ScpA	16,306	235,995

		$2,031,797

Pharmaceuticals – 6.4%
Daiichi Sankyo Co. Ltd.	19,800	$470,638
GlaxoSmithKline PLC	40,100	744,432
Hisamitsu Pharmaceutical Co., Inc.	3,100	126,563
Johnson & Johnson	10,490	627,617
Merck & Co., Inc.	23,030	700,112
Merck KGaA	5,050	459,134
Novartis AG	18,330	918,415
Pfizer, Inc.	9,020	159,744
Roche Holding AG	11,780	1,813,339
Wyeth	20,080	753,201

		$6,773,195

Issuer	Shares/Par		Value ($)

COMMON STOCKS – continued
Printing & Publishing – 0.3%
Reed Elsevier PLC		40,302	$292,908

Specialty Stores – 0.1%
Praktiker Bau-und Heimwerkermaerkte Holding AG, “A”		10,790	$118,799

Telecommunications – Wireless – 3.0%
America Movil S.A.B. de C.V., “L”, ADR		7,460	$231,185
KDDI Corp.		121	861,809
Rogers Communications, Inc., “B”		11,060	327,813
Vodafone Group PLC		864,520	1,740,377

			$3,161,184

Telephone Services – 2.7%
AT&T, Inc.		41,130	$1,172,205
China Unicom Ltd.		146,000	177,609
Royal KPN N.V.		36,090	523,336
Telefonica S.A.		45,980	1,030,663

			$2,903,813

Tobacco – 2.1%
Japan Tobacco, Inc.		112	$370,877
Lorillard, Inc.		5,290	298,092
Philip Morris International, Inc.		34,446	1,498,746

			$2,167,715

Trucking – 1.3%
TNT N.V.		35,600	$680,924
Yamato Holdings Co. Ltd.		55,000	717,161

			$1,398,085

Utilities – Electric Power – 1.7%
Dominion Resources, Inc.		13,830	$495,667
E.ON AG		18,283	739,313
FPL Group, Inc.		6,840	344,257
PPL Corp.		7,360	225,878

			$1,805,115

Total Common Stocks (Identified Cost, $79,490,252)			$62,794,967

BONDS – 32.2%
Asset Backed & Securitized – 1.0%
Bayview Commercial Asset Trust, FRN, 2.137%, 2023 (n)	CAD	170,000	$93,710
Commercial Mortgage Asset Trust, FRN, 0.896%, 2032 (n)(i)		$2,933,307	64,684
Commercial Mortgage Pass-Through Certificates, FRN, 1.385%, 2017 (n)		360,000	297,875
Commercial Mortgage Pass-Through Certificates, FRN, 1.395%, 2017 (n)		606,527	519,127
First Union National Bank Commercial Mortgage Trust, FRN, 0.896%, 2043 (n)(i)		7,241,630	102,381

			$1,077,777

International Market Quasi-Sovereign – 0.2%
Canada Housing Trust, 4.6%, 2011 (n)	CAD	263,000	$228,986

8

Portfolio of Investments – continued

Issuer	Shares/Par		Value ($)

BONDS – continued
International Market Sovereign – 23.6%
Bundesrepublik Deutschland, 5%, 2011	EUR	339,000	$506,135
Bundesrepublik Deutschland, 4.25%, 2018		619,000	950,701
Commonwealth of Australia, 6%, 2017	AUD	750,000	599,693
Federal Republic of Germany, 5.25%, 2010	EUR	852,000	1,240,269
Federal Republic of Germany, 3.75%, 2013		457,000	673,164
Federal Republic of Germany, 3.75%, 2015		990,000	1,466,809
Federal Republic of Germany, 6.25%, 2030		824,000	1,533,199
Government of Canada, 4.5%, 2015	CAD	586,000	541,560
Government of Canada, 5.75%, 2033		83,000	91,469
Government of Japan, 1.5%, 2012	JPY	60,000,000	683,146
Government of Japan, 2.1%, 2024		104,000,000	1,219,541
Government of Japan, 2.2%, 2027		109,950,000	1,306,407
Government of Japan, 2.4%, 2037		25,000,000	311,620
Kingdom of Belgium, 5.5%, 2017	EUR	957,000	1,502,726
Kingdom of Denmark, 4%, 2015	DKK	1,404,000	273,860
Kingdom of Netherlands, 3.75%, 2014	EUR	1,337,000	1,922,502
Kingdom of Spain, 5%, 2012		1,195,000	1,767,901
Kingdom of Sweden, 4.5%, 2015	SEK	1,970,000	283,780
Republic of France, 6%, 2025	EUR	1,051,000	1,869,266
Republic of France, 4.75%, 2035		371,000	594,324
Republic of Italy, 4.75%, 2013		1,153,000	1,667,637
United Kingdom Treasury, 9%, 2011	GBP	615,000	1,039,954
United Kingdom Treasury, 8%, 2015		752,000	1,401,609
United Kingdom Treasury, 8%, 2021		340,000	714,188
United Kingdom Treasury, 4.25%, 2036		465,000	719,899

			$24,881,359

Mortgage Backed – 1.5%
Fannie Mae, 5.37%, 2013		$144,781	$148,182
Fannie Mae, 4.78%, 2015		96,995	98,232
Fannie Mae, 4.856%, 2015		77,100	77,773
Fannie Mae, 5.09%, 2016		99,000	101,551
Fannie Mae, 5.424%, 2016		104,218	109,187
Fannie Mae, 4.995%, 2017		43,265	44,099
Fannie Mae, 5.05%, 2017		90,000	92,103

Issuer	Shares/Par	Value ($)

BONDS – continued
Mortgage Backed – continued
Fannie Mae, 5.32%, 2017	$71,930	$74,749
Fannie Mae, 5.5%, 2024	83,114	83,849
Freddie Mac, 5%, 2022-2025	634,264	639,242
Freddie Mac, 4%, 2024	90,683	90,928

		$1,559,895

Municipals – 0.6%
Minnesota Public Facilities Authority, Water Pollution Control Rev., “B”, 5%, 2018	$355,000	$394,909
New York, Dormitory Authority Rev. (New York University), BHAC, 5.5%, 2031	220,000	223,707

		$618,616

U.S. Government Agencies – 1.2%
Aid-Egypt, 4.45%, 2015	$349,000	$377,042
Small Business Administration, 5.09%, 2025	59,226	60,033
Small Business Administration, 5.21%, 2026	730,557	743,417
Small Business Administration, 5.36%, 2026	85,534	88,040

		$1,268,532

U.S. Treasury Obligations – 4.1%
U.S. Treasury Bonds, 2.375%, 2010	$293,000	$301,893
U.S. Treasury Bonds, 8%, 2021	541,000	820,291
U.S. Treasury Bonds, 5.375%, 2031	152,000	208,857
U.S. Treasury Notes, 4.75%, 2012 (f)	1,095,000	1,217,846
U.S. Treasury Notes, 4.125%, 2015	749,000	859,009
U.S. Treasury Notes, TIPS, 2%, 2016	1,004,207	961,685

		$4,369,581

Total Bonds (Identified Cost, $34,309,814)		$34,004,746

MONEY MARKET FUNDS (v) – 7.4%
MFS Institutional Money Market Portfolio, 0.37%, at Cost and Net Asset Value	7,871,531	$7,871,531

COLLATERAL FOR SECURITIES LOANED – 0.0%
Navigator Securities Lending Prime Portfolio, at Cost and Net Asset Value	17,936	$17,936

Total Investments (Identified Cost, $121,689,533)		$104,689,180

OTHER ASSETS, LESS LIABILITIES – 1.0%		1,016,459

Net Assets – 100.0%		$105,705,639

9

Portfolio of Investments – continued

(a)	Non-income producing security.

(f)	All or a portion of the security has been segregated as collateral for open futures contracts.

(i)	Interest only security for which the fund receives interest on notional principal (Par amount). Par amount shown is the notional principal and does not reflect the cost of the security.

(l)	All or a portion of this security is on loan.

(n)	Securities exempt from registration under Rule 144A of the Securities Act of 1933. These securities may be sold in the ordinary course of business in transactions exempt from registration, normally to qualified institutional buyers. At period end, the aggregate value of these securities was $1,306,763, representing 1.2% of net assets.

(v)	Underlying fund that is available only to investment companies managed by MFS. The rate quoted is the annualized seven-day yield of the fund at period end.

The following abbreviations are used in this report and are defined:

ADR	American Depository Receipt

FRN	Floating Rate Note. Interest rate resets periodically and may not be the rate reported at period end.

IPS	International Preference Stock

TIPS	Treasury Inflation Protected Security

Insurers
BHAC	Berkshire Hathaway Assurance Corp.

Abbreviations indicate amounts shown in currencies other than the U.S. dollar. All amounts are stated in U.S. dollars unless otherwise indicated. A list of abbreviations is shown below:

AUD	Australian Dollar

CAD	Canadian Dollar

CHF	Swiss Franc

DKK	Danish Krone

EUR	Euro

GBP	British Pound

JPY	Japanese Yen

NOK	Norwegian Krone

SEK	Swedish Krona

Derivative Contracts at 12/31/08

Forward Foreign Currency Exchange Contracts at 12/31/08

Type	Currency	Contracts to Deliver/Receive	Settlement Date Range	In Exchange For	Contracts at Value	Net Unrealized Appreciation (Depreciation)
Appreciation
BUY	AUD	95,805	1/07/09	$63,913	$66,781	$2,868
SELL	CAD	307,402	2/19/09	256,371	248,947	7,424
BUY	CHF	114,958	1/20/09	97,018	108,026	11,008
BUY	DKK	219,507	1/07/09	37,472	40,987	3,515
SELL	EUR	6,659,428	2/19/09	9,539,134	9,240,249	298,885
SELL	GBP	1,332,673	2/17/09	1,980,102	1,913,905	66,197
BUY	JPY	1,064,322,377	2/17/09-2/18/09	11,710,527	11,751,359	40,832
SELL	JPY	55,615,507	2/17/09-2/18/09	624,000	614,065	9,935
SELL	SEK	411,901	1/30/09	52,515	52,062	453

						$441,117

Depreciation
SELL	AUD	754,770	1/07/09	$503,624	$526,107	$(22,483)
SELL	DKK	291,326	1/07/09	49,000	54,397	(5,397)
BUY	EUR	5,283,536	2/19/09	7,549,667	7,331,139	(218,528)
SELL	EUR	74,440	2/19/09	102,969	103,289	(320)
BUY	GBP	135,130	2/17/09	207,333	194,065	(13,268)
BUY	JPY	17,537,089	2/18/09	195,672	193,634	(2,038)
SELL	JPY	23,349,163	2/18/09	257,359	257,807	(448)
SELL	NOK	37,138	1/14/09	5,188	5,300	(112)
SELL	SEK	215,440	1/30/09	27,000	27,230	(230)

						$(262,824)

10

Portfolio of Investments – continued

Futures contracts outstanding at 12/31/08

Description	Contracts	Value	Expiration Date	Unrealized Appreciation (Depreciation)
Japan Government Bonds 10 yr (Long)	4	$6,182,901	Mar-09	$34,699

At December 31, 2008, the fund had sufficient cash and/or other liquid securities to cover any commitments under these derivative contracts.

See Notes to Financial Statements

11

FINANCIAL STATEMENTS  |  STATEMENT OF ASSETS AND LIABILITIES

This statement represents your fund’s balance sheet, which details the assets and liabilities comprising the total value of the fund.

At 12/31/08
Assets
Investments -
Non-affiliated issuers, at value (identified cost, $113,818,002)	$96,817,649
Underlying funds, at cost and value	7,871,531
Total investments, at value, including $16,823 of securities on loan (identified cost, $121,689,533)		$104,689,180
Foreign currency, at value (identified cost, $266,176)	$260,878
Receivable for forward foreign currency exchange contracts	441,117
Receivable for investments sold	87,137
Receivable for fund shares sold	16,917
Interest and dividends receivable	675,530
Receivable from investment adviser	20,219
Other assets	5,973
Total assets		$106,196,951
Liabilities
Payable for forward foreign currency exchange contracts	$262,824
Payable for daily variation margin on open futures contracts	164
Payable for investments purchased	3,415
Payable for fund shares reacquired	80,090
Collateral for securities loaned, at value	17,936
Payable to affiliates
Management fee	4,298
Distribution fees	169
Administrative services fee	282
Payable for trustees’ compensation	66
Accrued expenses and other liabilities	122,068
Total liabilities		$491,312
Net assets		$105,705,639
Net assets consist of
Paid-in capital	$118,198,221
Unrealized appreciation (depreciation) on investments and translation of assets and liabilities in foreign currencies	(16,809,750)
Accumulated net realized gain (loss) on investments and foreign currency transactions	(2,981,010)
Undistributed net investment income	7,298,178
Net assets		$105,705,639
Shares of beneficial interest outstanding		8,205,547
Initial Class shares
Net assets	$93,254,410
Shares outstanding	7,231,898
Net asset value per share		$12.89
Service Class shares
Net assets	$12,451,229
Shares outstanding	973,649
Net asset value per share		$12.79

See Notes to Financial Statements

12

FINANCIAL STATEMENTS  |  STATEMENT OF OPERATIONS

This statement describes how much your fund earned in investment income and accrued in expenses. It also describes any gains and/or losses generated by fund operations.

Year ended 12/31/08
Net investment income
Income
Dividends	$2,807,634
Interest	2,043,015
Dividends from underlying funds	8,750
Foreign taxes withheld	(201,655)
Total investment income		$4,657,744
Expenses
Management fee	$1,032,979
Distribution fees	43,215
Administrative services fee	41,979
Trustees’ compensation	17,450
Custodian fee	167,842
Shareholder communications	9,576
Auditing fees	57,332
Legal fees	7,127
Miscellaneous	13,471
Total expenses		$1,390,971
Fees paid indirectly	(239)
Reduction of expenses by investment adviser	(108,222)
Net expenses		$1,282,510
Net investment income		$3,375,234
Realized and unrealized gain (loss) on investments and foreign currency transactions
Realized gain (loss) (identified cost basis)
Investment transactions (net of $5,151 country tax)	$2,291,259
Futures contracts	130,266
Foreign currency transactions	2,505,944
Net realized gain (loss) on investments and foreign currency transactions		$4,927,469
Change in unrealized appreciation (depreciation)
Investments (net of $2,905 decrease in deferred country tax)	$(31,290,293)
Futures contracts	11,634
Translation of assets and liabilities in foreign currencies	163,958
Net unrealized gain (loss) on investments and foreign currency translation		$(31,114,701)
Net realized and unrealized gain (loss) on investments and foreign currency		$(26,187,232)
Change in net assets from operations		$(22,811,998)

See Notes to Financial Statements

13

FINANCIAL STATEMENTS  |  STATEMENTS OF CHANGES IN NET ASSETS

These statements describe the increases and/or decreases in net assets resulting from operations, any distributions, and any shareholder transactions.

For years ended 12/31	2008	2007
Change in net assets
From operations
Net investment income	$3,375,234	$3,855,046
Net realized gain (loss) on investments and foreign currency transactions	4,927,469	19,687,758
Net unrealized gain (loss) on investments and foreign currency translation	(31,114,701)	(8,738,762)
Change in net assets from operations	$(22,811,998)	$14,804,042
Distributions declared to shareholders
From net investment income
Initial Class	$(6,516,244)	$(3,400,940)
Service Class	(910,178)	(389,718)
From net realized gain on investments
Initial Class	(11,568,828)	(13,963,818)
Service Class	(1,702,617)	(1,777,176)
Total distributions declared to shareholders	$(20,697,867)	$(19,531,652)
Change in net assets from fund share transactions	$(16,007,014)	$(9,895,179)
Total change in net assets	$(59,516,879)	$(14,622,789)
Net assets
At beginning of period	165,222,518	179,845,307
At end of period (including undistributed net investment income of $7,298,178 and $7,235,068, respectively)	$105,705,639	$165,222,518

See Notes to Financial Statements

14

FINANCIAL STATEMENTS  |  FINANCIAL HIGHLIGHTS

The financial highlights table is intended to help you understand the fund’s financial performance for the past 5 years. Certain information reflects financial results for a single fund share. The total returns in the table represent the rate by which an investor would have earned (or lost) on an investment in the fund share class (assuming reinvestment of all distributions) held for the entire period.

Initial Class	Years ended 12/31
	2008	2007	2006	2005	2004
Net asset value, beginning of period	$17.59	$18.11	$16.66	$17.91	$15.70
Income (loss) from investment operations
Net investment income (d)	$0.37	$0.40	$0.41	$0.37	$0.32
Net realized and unrealized gain (loss) on investments and foreign currency	(2.68)	1.13	2.38	0.23	2.29
Total from investment operations	$(2.31)	$1.53	$2.79	$0.60	$2.61
Less distributions declared to shareholders
From net investment income	$(0.86)	$(0.40)	$(0.16)	$(0.75)	$(0.40)
From net realized gain on investments	(1.53)	(1.65)	(1.18)	(1.10)	—
Total distributions declared to shareholders	$(2.39)	$(2.05)	$(1.34)	$(1.85)	$(0.40)
Net asset value, end of period	$12.89	$17.59	$18.11	$16.66	$17.91
Total return (%) (k)(r)(s)	(15.42)	8.87	17.20	3.83	17.12
Ratios (%) (to average net assets) and Supplemental data:
Expenses before expense reductions (f)	0.98	0.95	0.93	0.92	0.89
Expenses after expense reductions (f)	0.90	0.93	N/A	N/A	N/A
Net investment income	2.48	2.24	2.41	2.18	1.97
Portfolio turnover	75	78	76	78	86
Net assets at end of period (000 Omitted)	$93,254	$145,113	$161,209	$161,143	$166,034

See Notes to Financial Statements

15

Financial Highlights – continued

Service Class	Years ended 12/31
	2008	2007	2006	2005	2004
Net asset value, beginning of period	$17.46	$17.99	$16.56	$17.82	$15.63
Income (loss) from investment operations
Net investment income (d)	$0.34	$0.35	$0.37	$0.32	$0.28
Net realized and unrealized gain (loss) on investments and foreign currency	(2.66)	1.13	2.36	0.23	2.29
Total from investment operations	$(2.32)	$1.48	$2.73	$0.55	$2.57
Less distributions declared to shareholders
From net investment income	$(0.82)	$(0.36)	$(0.12)	$(0.71)	$(0.38)
From net realized gain on investments	(1.53)	(1.65)	(1.18)	(1.10)	—
Total distributions declared to shareholders	$(2.35)	$(2.01)	$(1.30)	$(1.81)	$(0.38)
Net asset value, end of period	$12.79	$17.46	$17.99	$16.56	$17.82
Total return (%) (k)(r)(s)	(15.59)	8.62	16.91	3.54	16.88
Ratios (%) (to average net assets) and Supplemental data:
Expenses before expense reductions (f)	1.23	1.20	1.18	1.17	1.14
Expenses after expense reductions (f)	1.15	1.18	N/A	N/A	N/A
Net investment income	2.25	1.99	2.15	1.91	1.72
Portfolio turnover	75	78	76	78	86
Net assets at end of period (000 Omitted)	$12,451	$20,109	$18,637	$16,797	$14,460

(d)	Per share data are based on average shares outstanding.

(f)	Ratios do not reflect reductions from fees paid indirectly, if applicable.

(k)	The total return does not reflect expenses that apply to separate accounts. Inclusion of these charges would reduce the total return figures for all periods shown.

(r)	Certain expenses have been reduced without which performance would have been lower.

(s)	From time to time the fund may receive proceeds from litigation settlements, without which performance would be lower.

See Notes to Financial Statements

16

NOTES TO FINANCIAL STATEMENTS

(1)	Business and Organization

MFS Global Total Return Portfolio (the fund) is a series of MFS Variable Insurance Trust II (the trust). The trust is organized as a Massachusetts business trust and is registered under the Investment Company Act of 1940, as amended, as an open-end management investment company. The shares of the fund are sold to variable accounts established by insurance companies to fund benefits under variable contracts issued by such companies, and qualified retirement and pension plans.

(2)	Significant Accounting Policies

General – The preparation of financial statements in conformity with U.S. generally accepted accounting principles requires management to make estimates and assumptions that affect the reported amounts of assets and liabilities, and disclosure of contingent assets and liabilities at the date of the financial statements and the reported amounts of revenues and expenses during the reporting period. Actual results could differ from those estimates. The fund can invest in foreign securities, including securities of emerging market issuers. Investments in foreign securities are vulnerable to the effects of changes in the relative values of the local currency and the U.S. dollar and to the effects of changes in each country’s legal, political, and economic environment. The markets of emerging markets countries are generally more volatile than the markets of developed countries with more mature economies. All of the risks of investing in foreign securities previously described are heightened when investing in emerging markets countries.

Investment Valuations – Equity securities, including restricted equity securities, are generally valued at the last sale or official closing price as reported by a third party pricing service on the market or exchange on which they are primarily traded. For securities for which there were no sales reported that day, equity securities are generally valued at the last quoted daily bid quotation as reported by a third party pricing service on the market or exchange on which they are primarily traded. For securities held short for which there were no sales reported for the day, the position is generally valued at the last quoted daily ask quotation as reported by a third party pricing service on the market or exchange on which such securities are primarily traded. Debt instruments and floating rate loans (other than short-term instruments), including restricted debt instruments, are generally valued at an evaluated or composite bid as reported by a third party pricing service. Short-term instruments with a maturity at issuance of 60 days or less may be valued at amortized cost, which approximates market value. Futures contracts are generally valued at last posted settlement price as reported by a third party pricing service on the market on which they are primarily traded. Futures contracts for which there were no trades that day for a particular position are generally valued at the closing bid quotation as reported by a third party pricing service on the market on which such futures contracts are primarily traded. Forward foreign currency contracts are generally valued at the mean of bid and asked prices for the time period interpolated from rates reported by a third party pricing service for proximate time periods. Open-end investment companies are generally valued at net asset value per share. Securities and other assets generally valued on the basis of information from a third party pricing service may also be valued at a broker-dealer bid quotation. Values obtained from pricing services can utilize both dealer-supplied valuations and electronic data processing techniques, which take into account factors such as institutional-size trading in similar groups of securities, yield, quality, coupon rate, maturity, type of issue, trading characteristics, and other market data. The values of foreign securities and other assets and liabilities expressed in foreign currencies are converted to U.S. dollars using the mean of bid and asked prices for rates reported by a third party pricing service.

The Board of Trustees has delegated primary responsibility for determining or causing to be determined the value of the fund’s investments (including any fair valuation) to the adviser pursuant to valuation policies and procedures approved by the Board. If the adviser determines that reliable market quotations are not readily available, investments are valued at fair value as determined in good faith by the adviser in accordance with such procedures under the oversight of the Board of Trustees. Under the fund’s valuation policies and procedures, market quotations are not considered to be readily available for most types of debt instruments and floating rate loans and many types of derivatives. These investments are generally valued at fair value based on information from third party pricing services. In addition, investments may be valued at fair value if the adviser determines that an investment’s value has been materially affected by events occurring after the close of the exchange or market on which the investment is principally traded (such as foreign exchange or market) and prior to the determination of the fund’s net asset value, or after the halting of trading of a specific security where trading does not resume prior to the close of the exchange or market on which the security is principally traded. Events that occur on a frequent basis after foreign markets close (such as developments in foreign markets and significant movements in the U.S. markets) and prior to the determination of the fund’s net asset value may be deemed to have a material affect on the value of securities traded in foreign markets. Accordingly, the fund’s foreign equity securities may often be valued at fair value. The adviser may rely on third party pricing services or other information (such as the correlation with price movements of similar securities in the same or other markets; the type, cost and investment characteristics of the security; the business and financial condition of the issuer; and trading and other market data) to assist in determining whether to fair value and at what value to fair value an investment. The value of an investment for purposes of calculating the fund’s net asset value can differ depending on the source and method

17

Notes to Financial Statements – continued

used to determine value. When fair valuation is used, the value of investments used to determine the fund’s net asset value may differ from quoted or published prices for the same investments.

The fund adopted FASB Statement No. 157, Fair Value Measurements (the “Statement”). This Statement provides a single definition of fair value, a hierarchy for measuring fair value and expanded disclosures about fair value measurements.

Various inputs are used in determining the value of the fund’s assets or liabilities carried at market value. These inputs are categorized into three broad levels. Level 1 includes quoted prices in active markets for identical assets or liabilities. Level 2 includes other significant observable market-based inputs (including quoted prices for similar securities, interest rates, prepayment speed, and credit risk). Level 3 includes unobservable inputs, which may include the adviser’s own assumptions in determining the fair value of investments. Other financial instruments are derivative instruments not reflected in total investments, such as futures, forwards, swap contracts and written options. The following is a summary of the levels used as of December 31, 2008 in valuing the fund’s assets or liabilities carried at market value:

	Level 1	Level 2	Level 3	Total
Investments in Securities	$36,322,888	$68,366,292	$—	$104,689,180
Other Financial Instruments	$34,699	$178,293	$—	$212,992

Repurchase Agreements – The fund may enter into repurchase agreements with approved counterparties. Each repurchase agreement is recorded at cost. The fund requires that the securities collateral in a repurchase transaction be transferred to a custodian. The fund monitors, on a daily basis, the value of the collateral to ensure that its value, including accrued interest, is greater than amounts owed to the fund under each such repurchase agreement. The fund and other funds managed by Massachusetts Financial Services Company (MFS), may utilize a joint trading account for the purpose of entering into one or more repurchase agreements.

Inflation-Adjusted Debt Securities – The fund invests in inflation-adjusted debt securities issued by the U.S. Treasury. The fund may also invest in inflation-adjusted debt securities issued by U.S. Government agencies and instrumentalities other than the U.S. Treasury and by other entities such as U.S. and foreign corporations and foreign governments. The principal value of these debt securities is adjusted through income according to changes in the Consumer Price Index or another general price or wage index. These debt securities typically pay a fixed rate of interest, but this fixed rate is applied to the inflation-adjusted principal amount. The principal paid at maturity of the debt security is typically equal to the inflation-adjusted principal amount, or the security’s original par value, whichever is greater. Other types of inflation-adjusted securities may use other methods to adjust for other measures of inflation.

Foreign Currency Translation – Purchases and sales of foreign investments, income, and expenses are converted into U.S. dollars based upon currency exchange rates prevailing on the respective dates of such transactions or on the reporting date for foreign denominated receivables and payables. Gains and losses attributable to foreign currency exchange rates on sales of securities are recorded for financial statement purposes as net realized gains and losses on investments. Gains and losses attributable to foreign exchange rate movements on receivables, payables, income and expenses are recorded for financial statement purposes as foreign currency transaction gains and losses. That portion of both realized and unrealized gains and losses on investments that results from fluctuations in foreign currency exchange rates is not separately disclosed.

Derivative Risk – The fund may invest in derivatives for hedging or non-hedging purposes. While hedging can reduce or eliminate losses, it can also reduce or eliminate gains. When the fund uses derivatives as an investment to gain market exposure, or for hedging purposes, gains and losses from derivative instruments may be substantially greater than the derivative’s original cost. Cash that has been segregated on behalf of certain derivative contracts will be reported separately on the Statement of Assets and Liabilities as restricted cash. On some over-the-counter derivatives, the fund attempts to reduce its exposure to counterparty credit risk by entering into an ISDA Master Agreement on a bilateral basis with each of the counterparties with whom it undertakes a significant volume of transactions. The ISDA Master Agreement gives the fund the right, upon an event of default by the applicable counterparty, to close out all transactions traded under such agreement and to net amounts owed under each transaction to one net amount payable by one party to the other. This right to close out and net payments across all transactions traded under the ISDA Master Agreement could result in a reduction of the fund’s credit risk to such counterparty equal to any amounts payable by the fund under the applicable transactions, if any. However, absent an event of default by the counterparty, the ISDA Master Agreement does not result in an offset of reported balance sheet assets and liabilities across transactions between the fund and the applicable counterparty. Derivative instruments include futures contracts and forward foreign currency exchange contracts.

In March 2008, FASB Statement No. 161, Disclosures about Derivative Instruments and Hedging Activities (the “Standard”) was issued, and is effective for financial statements issued for fiscal years and interim periods beginning after November 15, 2008. This Standard provides enhanced disclosures about the fund’s use of and accounting for derivative instruments and the effect of derivative instruments on the fund’s results of operations and financial position. Management is evaluating the application

18

Notes to Financial Statements – continued

of the Standard to the fund, and has not at this time determined the impact, if any, resulting from the adoption of this Standard on the fund’s financial statements.

FASB Staff Position (FSP) 133-1 was implemented during the period. FSP 133-1 amends FAS 133 to require sellers of credit derivatives to make disclosures that will enable financial statement users to assess the potential effects of those credit derivatives on an entity’s financial position, financial performance and cash flows. There was no impact from implementing FSP 133-1 as the fund did not hold any of these credit derivatives at period end.

Futures Contracts – The fund may enter into futures contracts for the delayed delivery of securities or currency, or contracts based on financial indices at a fixed price on a future date. In entering such contracts, the fund is required to deposit with the broker either in cash or securities an amount equal to a certain percentage of the contract amount. Subsequent payments are made or received by the fund each day, depending on the daily fluctuations in the value of the contract, and are recorded for financial statement purposes as unrealized gains or losses by the fund. Upon entering into such contracts, the fund bears the risk of interest or exchange rates or securities prices moving unexpectedly, in which case, the fund may not achieve the anticipated benefits of the futures contracts and may realize a loss.

Forward Foreign Currency Exchange Contracts – The fund may enter into forward foreign currency exchange contracts for the purchase or sale of a specific foreign currency at a fixed price on a future date. Risks may arise upon entering into these contracts from the potential inability of counterparties to meet the terms of their contracts and from unanticipated movements in the value of the contract. The fund may enter into forward foreign currency exchange contracts for hedging purposes as well as for non-hedging purposes. For hedging purposes, the fund may enter into contracts to deliver or receive foreign currency it will receive from or require for its normal investment activities. The fund may also use contracts in a manner intended to protect foreign currency denominated securities from declines in value due to unfavorable exchange rate movements. For non-hedging purposes, the fund may enter into contracts with the intent of changing the relative exposure of the fund’s portfolio of securities to different currencies to take advantage of anticipated changes. The forward foreign currency exchange contracts are adjusted by the daily exchange rate of the underlying currency and any gains or losses are recorded as unrealized until the contract settlement date. On contract settlement date, the gains or losses are recorded as realized gains or losses on foreign currency transactions.

Security Loans – State Street Bank and Trust Company (“State Street”), as lending agent, may loan the securities of the fund to certain qualified institutions (the “Borrowers”) approved by the fund. The loans are collateralized by cash and/or U.S. Treasury and federal agency obligations in an amount typically at least equal to the market value of the securities loaned. State Street provides the fund with indemnification against Borrower default. The fund bears the risk of loss with respect to the investment of cash collateral. On loans collateralized by cash, the cash collateral is invested in a money market fund or short-term securities. A portion of the income generated upon investment of the collateral is remitted to the Borrowers, and the remainder is allocated between the fund and the lending agent. On loans collateralized by U.S. Treasury and/or federal agency obligations, a fee is received from the Borrower, and is allocated between the fund and the lending agent. Income from securities lending is included in interest income on the Statement of Operations. The dividend and interest income earned on the securities loaned is accounted for in the same manner as other dividend and interest income.

Indemnifications – Under the fund’s organizational documents, its officers and trustees may be indemnified against certain liabilities and expenses arising out of the performance of their duties to the fund. Additionally, in the normal course of business, the fund enters into agreements with service providers that may contain indemnification clauses. The fund’s maximum exposure under these agreements is unknown as this would involve future claims that may be made against the fund that have not yet occurred.

Investment Transactions and Income – Investment transactions are recorded on the trade date. Interest income is recorded on the accrual basis. All premium and discount is amortized or accreted for financial statement purposes in accordance with U.S. generally accepted accounting principles. Dividends received in cash are recorded on the ex-dividend date. Certain dividends from foreign securities will be recorded when the fund is informed of the dividend if such information is obtained subsequent to the ex-dividend date. Dividend and interest payments received in additional securities are recorded on the ex-dividend or ex-interest date in an amount equal to the value of the security on such date.

The fund may receive proceeds from litigation settlements. Any proceeds received from litigation involving portfolio holdings are reflected in the Statement of Operations in realized gain/loss if the security has been disposed of by the fund or in unrealized gain/loss if the security is still held by the fund. Any other proceeds from litigation not related to portfolio holdings are reflected as other income in the Statement of Operations.

Fees Paid Indirectly – The fund’s custody fee may be reduced according to an arrangement that measures the value of cash deposited with the custodian by the fund. This amount, for the year ended December 31, 2008, is shown as a reduction of total expenses on the Statement of Operations.

19

Notes to Financial Statements – continued

Tax Matters and Distributions – The fund intends to qualify as a regulated investment company, as defined under Subchapter M of the Internal Revenue Code, and to distribute all of its taxable income, including realized capital gains. As a result, no provision for federal income tax is required. Each of the fund’s federal tax returns for the prior three fiscal years remains subject to examination by the Internal Revenue Service. Foreign taxes, if any, have been accrued by the fund in the accompanying financial statements.

Distributions to shareholders are recorded on the ex-dividend date. Income and capital gain distributions are determined in accordance with income tax regulations, which may differ from U.S. generally accepted accounting principles. Certain capital accounts in the financial statements are periodically adjusted for permanent differences in order to reflect their tax character. These adjustments have no impact on net assets or net asset value per share. Temporary differences which arise from recognizing certain items of income, expense, gain or loss in different periods for financial statement and tax purposes will reverse at some time in the future. Distributions in excess of net investment income or net realized gains are temporary overdistributions for financial statement purposes resulting from differences in the recognition or classification of income or distributions for financial statement and tax purposes.

Book/tax differences primarily relate to amortization and accretion of debt securities, wash sale loss deferrals, straddle loss deferrals, foreign currency transactions, and derivative transactions.

The tax character of distributions declared to shareholders for the last two fiscal years is as follows:

	12/31/08	12/31/07
Ordinary income (including any short-term capital gains)	$7,619,350	$4,471,676
Long-term capital gain	13,078,517	15,059,976
Total distributions	$20,697,867	$19,531,652

The federal tax cost and the tax basis components of distributable earnings were as follows:

As of 12/31/08
Cost of investments	$122,301,957
Gross appreciation	2,365,079
Gross depreciation	(19,977,856)
Net unrealized appreciation (depreciation)	$(17,612,777)
Undistributed ordinary income	7,792,670
Capital loss carryforwards	(2,271,532)
Other temporary differences	(400,943)

As of December 31, 2008, the fund had capital loss carryforwards available to offset future realized gains. Such losses expire as follows:

12/31/09	$(2,271,532)

The availability of a portion of the capital loss carryforwards, which were acquired on September 5, 2003 in connection with the Global Asset Allocation fund merger, may be limited in a given year.

Multiple Classes of Shares of Beneficial Interest – The fund offers multiple classes of shares, which differ in their respective distribution fees. The fund’s income, realized and unrealized gain (loss), and common expenses are allocated to shareholders based on the daily net assets of each class. Dividends are declared separately for each class. Differences in per share dividend rates are generally due to differences in separate class expenses.

(3)	Transactions with Affiliates

Investment Adviser – The fund has an investment advisory agreement with MFS to provide overall investment management and related administrative services and facilities to the fund.

The management fee is computed daily and paid monthly at the following annual rates:

First $300 million of average daily net assets	0.75%
Average daily net assets in excess of $300 million	0.675%

The management fee incurred for the year ended December 31, 2008 was equivalent to an annual effective rate of 0.75% of the fund’s average daily net assets.

The investment adviser has agreed in writing to pay a portion of the fund’s total annual operating expenses, exclusive of interest, taxes, extraordinary expenses, brokerage and transaction costs and investment-related expenses, such that the total annual operating expenses of the fund do not exceed 0.90% annually of average daily net assets for the Initial Class shares and 1.15% annually of average daily net assets for the Service Class shares. This written agreement will continue until April 30, 2010. For the year ended December 31, 2008, this reduction amounted to $108,222 and is reflected as a reduction of total expenses in the Statement of Operations.

20

Notes to Financial Statements – continued

Distributor – MFS Fund Distributors, Inc. (MFD), a wholly-owned subsidiary of MFS, is the distributor of shares of the fund. The Trustees have adopted a distribution plan for the Service Class shares pursuant to Rule 12b-1 under the Investment Company Act of 1940.

The fund’s distribution plan provides that the fund will pay MFD distribution fees equal to 0.25% per annum of its average daily net assets attributable to Service Class shares as partial consideration for services performed and expenses incurred by MFD and financial intermediaries in connection with the sale and distribution of the fund’s Service Class shares and the sale and distribution of the variable annuity or variable life insurance contracts investing indirectly in Service Class shares. MFD may subsequently pay all, or a portion, of the distribution fees to financial intermediaries.

Shareholder Servicing Agent – MFS Service Center, Inc. (MFSC), a wholly-owned subsidiary of MFS, has contracted to provide transfer agent and recordkeeping functions in connection with the issuance, transfer, and redemption of each class of shares of the fund under a Shareholder Servicing Agent Agreement. During the year ended December 31, 2008, the fund did not pay MFSC a fee for this service.

Administrator – MFS provides certain financial, legal, shareholder communications, compliance, and other administrative services to the fund. Under an administrative services agreement, the fund partially reimburses MFS the costs incurred to provide these services. The fund is charged an annual fixed amount of $10,000 plus a fee based on average daily net assets.

The administrative services fee incurred for the year ended December 31, 2008 was equivalent to an annual effective rate of 0.0305% of the fund’s average daily net assets.

Trustees’ and Officers’ Compensation – The fund pays compensation to trustees in the form of a retainer, attendance fees, and additional compensation to the Board chairperson. The fund does not pay compensation directly to officers of the fund who are also officers of the investment adviser, all of whom receive remuneration for their services to the fund from MFS. Certain officers of the fund are officers or directors of MFS, MFD, and MFSC.

Other – This fund and certain other MFS funds (the funds) have entered into services agreements (the Agreements) which provide for payment of fees by the funds to Tarantino LLC and Griffin Compliance LLC in return for the provision of services of an Independent Chief Compliance Officer (ICCO) and Assistant ICCO, respectively, for the funds. The ICCO and Assistant ICCO are officers of the funds and the sole members of Tarantino LLC and Griffin Compliance LLC, respectively. The funds can terminate the Agreements with Tarantino LLC and Griffin Compliance LLC at any time under the terms of the Agreements. MFS has agreed to bear all expenses associated with office space, other administrative support, and supplies provided to the ICCO and Assistant ICCO. For the year ended December 31, 2008, the aggregate fees paid by the fund to Tarantino LLC and Griffin Compliance LLC were $1,312 and are included in miscellaneous expense on the Statement of Operations.

The fund may invest in a money market fund managed by MFS which seeks a high level of current income consistent with preservation of capital and liquidity. Income earned on this investment is included in dividends from underlying funds on the Statement of Operations. This money market fund does not pay a management fee to MFS.

(4)	Portfolio Securities

Purchases and sales of investments, other than purchased option transactions and short-term obligations, were as follows:

	Purchases	Sales
U.S. Government securities	$20,809,980	$29,063,287
Investments (non-U.S. Government securities)	$75,849,033	$96,028,750

21

Notes to Financial Statements – continued

(5)	Shares of Beneficial Interest

The fund’s Declaration of Trust permits the Trustees to issue an unlimited number of full and fractional shares of beneficial interest. Transactions in fund shares were as follows:

	Year ended 12/31/08		Year ended 12/31/07
	Shares	Amount	Shares	Amount
Shares sold
Initial Class	120,242	$1,873,174	104,489	$1,868,162
Service Class	117,833	1,759,042	165,602	2,999,239
	238,075	$3,632,216	270,091	$4,867,401
Shares issued to shareholders in reinvestment of distributions
Initial Class	1,166,779	$18,085,072	1,023,262	$17,364,758
Service Class	169,662	2,612,795	128,447	2,166,894
	1,336,441	$20,697,867	1,151,709	$19,531,652
Shares reacquired
Initial Class	(2,303,648)	$(33,896,488)	(1,783,093)	$(31,189,719)
Service Class	(465,400)	(6,440,609)	(178,422)	(3,104,513)
	(2,769,048)	$(40,337,097)	(1,961,515)	$(34,294,232)
Net change
Initial Class	(1,016,627)	$(13,938,242)	(655,342)	$(11,956,799)
Service Class	(177,905)	(2,068,772)	115,627	2,061,620
	(1,194,532)	$(16,007,014)	(539,715)	$(9,895,179)

(6)	Line of Credit

The fund and other funds managed by MFS participate in a $1 billion unsecured committed line of credit provided by a syndication of banks under a credit agreement. In addition, the fund and other funds managed by MFS have established uncommitted borrowing arrangements with certain banks. Borrowings may be made for temporary financing needs. Interest is charged to each fund, based on its borrowings, generally at a rate equal to the Federal Reserve funds rate plus 0.30%. In addition, a commitment fee, based on the average daily, unused portion of the committed line of credit, is allocated among the participating funds at the end of each calendar quarter. For the year ended December 31, 2008, the fund’s commitment fee and interest expense were $694 and $0, respectively, and are included in miscellaneous expense on the Statement of Operations.

(7)	Transactions in Underlying Funds – Affiliated Issuers

An affiliated issuer may be considered one in which the fund owns 5% or more of the outstanding voting securities, or a company which is under common control. For the purposes of this report, the fund assumes the following to be affiliated issuers:

Underlying Funds	Beginning Shares/Par Amount	Acquisitions Shares/Par Amount	Dispositions Shares/Par Amount	Ending Shares/Par Amount
MFS Institutional Money Market Portfolio	—	26,191,456	(18,319,925)	7,871,531

Underlying Funds	Realized Gain (Loss)	Capital Gain Distributions	Dividend Income	Ending Value
MFS Institutional Money Market Portfolio	$—	$—	$8,750	$7,871,531

22

REPORT OF INDEPENDENT REGISTERED PUBLIC ACCOUNTING FIRM

To the Board of Trustees of MFS Variable Insurance Trust II and the Shareholders of

MFS Global Total Return Portfolio:

We have audited the accompanying statement of assets and liabilities, including the portfolio of investments, of MFS Global Total Return Portfolio (the “Fund”) (one of the portfolios comprising MFS Variable Insurance Trust II) as of December 31, 2008, and the related statement of operations for the year then ended, the statements of changes in net assets for each of the two years in the period then ended, and the financial highlights for each of the five years in the period then ended. These financial statements and financial highlights are the responsibility of the Fund’s management. Our responsibility is to express an opinion on these financial statements and financial highlights based on our audits.

We conducted our audits in accordance with the standards of the Public Company Accounting Oversight Board (United States). Those standards require that we plan and perform the audit to obtain reasonable assurance about whether the financial statements and financial highlights are free of material misstatement. The Fund is not required to have, nor were we engaged to perform, an audit of its internal control over financial reporting. Our audits included consideration of internal control over financial reporting as a basis for designing audit procedures that are appropriate in the circumstances, but not for the purpose of expressing an opinion on the effectiveness of the Fund’s internal control over financial reporting. Accordingly, we express no such opinion. An audit also includes examining, on a test basis, evidence supporting the amounts and disclosures in the financial statements, assessing the accounting principles used and significant estimates made by management, as well as evaluating the overall financial statement presentation. Our procedures included confirmation of securities owned as of December 31, 2008, by correspondence with the custodian and brokers; where replies were not received from brokers, we performed other auditing procedures. We believe that our audits provide a reasonable basis for our opinion.

In our opinion, the financial statements and financial highlights referred to above present fairly, in all material respects, the financial position of MFS Global Total Return Portfolio as of December 31, 2008, the results of its operations for the year then ended, the changes in its net assets for each of the two years in the period then ended, and the financial highlights for each of the five years in the period then ended, in conformity with accounting principles generally accepted in the United States of America.

DELOITTE & TOUCHE LLP

Boston, Massachusetts

February 17, 2009

23

TRUSTEES AND OFFICERS – IDENTIFICATION AND BACKGROUND

The Trustees and officers of the Trust, as of February 1, 2009, are listed below, together with their principal occupations during the past five years. (Their titles may have varied during that period.) The address of each Trustee and officer is 500 Boylston Street, Boston, Massachusetts 02116.

Name, Date of Birth	Position(s) Held with Fund	Trustee/Officer Since (1)	Principal Occupations During the Past Five Years and Other Directorships (2)
INTERESTED TRUSTEE
David D. Horn (3) (born 6/07/41)	Trustee	April 1986	Private investor; Sun Life Assurance Company of Canada, Senior Vice President and General Manager for the United States (until 1997); Director (until March 2004)

INDEPENDENT TRUSTEES
J. Kermit Birchfield (born 1/08/40)	Chairman	May 1997	Consultant; Century Partners, Inc. (investments), Director; Displaytech, Inc. (technology), Director; Dessin Fournir LLC (furniture manufacturer), Director (2005 to present); Intermountain Gas Company, Inc. & Intermountain Industries, Inc. (oil & gas exploration and production), Director; Site Watch LLC (software to monitor oil tanks), Managing Director (2006 to present); Juridica Investments (fund investing in judicial matters), Director (2007 to present); HPSC, Inc. (medical financing), Director (until January 2004)

Robert C. Bishop (born 1/13/43)	Trustee	May 2001	AutoImmune, Inc. (pharmaceutical product development), Chairman, President and Chief Executive Officer; Caliper Life Sciences Corp. (laboratory analytical instruments), Director; Millipore Corporation (purification/filtration products), Director; Waterstreet Capital (leverage buyouts), Advisory Board (August 2006 to present); Optobionics Corporation (ophthalmic devices), Director (2002 to 2007)

Frederick H. Dulles (born 3/12/42)	Trustee	May 2001	Ten State International Law PLLC (law firm), Of Counsel (since 2006); Prudential Carolina Real Estate, (real estate), Broker (since 2006); Free Enterprise Foundation, Inc. (research institute), Director & Secretary (until 2008); Disher, Hamrick & Myers Residential, Inc. (real estate) Broker (2005 until 2006); Frederick H. Dulles law practice (until 2006); Ten State Street LLP (law firm), Member (until 2005)

Marcia A. Kean (born 6/30/48)	Trustee	April 2005	Feinstein Kean Healthcare (consulting), Chief Executive Officer

Ronald G. Steinhart (born 6/15/40)	Trustee	May 2001	Private investor; Penske Automotive Group (automotive retailer), Director; Animal Health International, Inc. (animal health products), Director (since 2007); Texas Industries (concrete/aggregates/cement), Director (since 2007); Penson Worldwide, Inc. (securities clearance), Director (since 2006); Carreker Corporation (technology consulting) Director (until 2005); Prentiss Properties Trust (real estate investment trust), Director (until 2006)

Haviland Wright (born 7/21/48)	Trustee	May 2001	Profitability of Hawaii (software), Chief Development Officer (since December 2008); Elixir Technologies Corporation (software) Director (since 2005); Nano Loa Inc. (liquid crystal displays), Director

TRUSTEE EMERITUS
Samuel Adams (born 10/19/25)	Trustee Emeritus		Retired; K&L Gates LLP (law firm), Of Counsel

OFFICERS
Maria F. Dwyer (4) (born 12/01/58)	President	November 2005	Massachusetts Financial Services Company, Executive Vice President and Chief Regulatory Officer (since March 2004) Chief Compliance Officer (since December 2006); Fidelity Management & Research Company, Vice President (prior to March 2004); Fidelity Group of Funds, President and Treasurer (until March 2004)

Christopher R. Bohane (4) (born 1/18/74)	Assistant Secretary and Assistant Clerk	July 2005	Massachusetts Financial Services Company, Vice President and Senior Counsel

John M. Corcoran (4) (born 4/13/65)	Treasurer	October 2008	Massachusetts Financial Services Company, Senior Vice President (since October 2008); State Street Bank and Trust (financial services provider), Senior Vice President, (until September 2008)

Ethan D. Corey (4) (born 11/21/63)	Assistant Secretary and Assistant Clerk	July 2005	Massachusetts Financial Services Company, Senior Vice President and Associate General Counsel (since 2004); Dechert LLP (law firm), Counsel (prior to December 2004)

David L. DiLorenzo (4) (born 8/10/68)	Assistant Treasurer	July 2005	Massachusetts Financial Services Company, Vice President (since June 2005); JP Morgan Investor Services, Vice President (until June 2005)

Timothy M. Fagan (4) (born 7/10/68)	Assistant Secretary and Assistant Clerk	September 2005	Massachusetts Financial Services Company, Vice President and Senior Counsel (since September 2005); John Hancock Advisers, LLC, Vice President, Senior Attorney and Chief Compliance Officer (until August 2005)

24

Trustees and Officers – continued

Name, Date of Birth	Position(s) Held with Fund	Trustee/Officer Since (1)	Principal Occupations During the Past Five Years and Other Directorships (2)
Mark D. Fischer (4) (born 10/27/70)	Assistant Treasurer	July 2005	Massachusetts Financial Services Company, Vice President (since May 2005); JP Morgan Investment Management Company, Vice President (until May 2005)

Robyn L. Griffin (born 7/04/75)	Assistant Independent Chief Compliance Officer	August 2008	Griffin Compliance LLC (provider of compliance services), Principal (since August 2008); State Street Corporation (financial services provider), Mutual Fund Administration Assistant Vice President (October 2006 – July 2008); Liberty Mutual Group (insurance), Personal Market Assistant Controller (April 2006 – October 2006); Deloitte & Touche LLP (professional services firm), Senior Manager (prior to April 2006)

Brian E. Langenfeld (4) (born 3/07/73)	Assistant Secretary and Assistant Clerk	May 2006	Massachusetts Financial Services Company, Vice President and Senior Counsel (since May 2006); John Hancock Advisers, LLC, Assistant Vice President and Counsel (until April 2006)

Ellen Moynihan (4) (born 11/13/57)	Assistant Treasurer	May 1997	Massachusetts Financial Services Company, Senior Vice President

Susan S. Newton (4) (born 3/07/50)	Assistant Secretary and Assistant Clerk	May 2005	Massachusetts Financial Services Company, Senior Vice President and Associate General Counsel (since April 2005); John Hancock Advisers, LLC, Senior Vice President, Secretary and Chief Legal Officer (until April 2005)

Susan A. Pereira (4) (born 11/05/70)	Assistant Secretary and Assistant Clerk	July 2005	Massachusetts Financial Services Company, Vice President and Senior Counsel (since June 2004); Bingham McCutchen LLP (law firm), Associate (until June 2004)

Mark N. Polebaum (4) (born 5/01/52)	Secretary and Clerk	February 2006	Massachusetts Financial Services Company, Executive Vice President, General Counsel and Secretary (since January 2006); Wilmer Cutler Pickering Hale and Dorr LLP (law firm), Partner (until January 2006)

Frank L. Tarantino (born 3/07/44)	Independent Chief Compliance Officer	September 2004	Tarantino LLC (provider of compliance services), Principal (since June 2004); CRA Business Strategies Group (consulting services), Executive Vice President (until June 2004)

Richard S. Weitzel (4) (born 7/16/70)	Assistant Secretary and Assistant Clerk	October 2007	Massachusetts Financial Services Company, Vice President and Assistant General Counsel (since 2004); Massachusetts Department of Business and Technology, General Counsel (until April 2004)

James O. Yost (4) (born 6/12/60)	Assistant Treasurer	April 1992	Massachusetts Financial Services Company, Senior Vice President

(1)	Date first appointed to serve as Trustee/Officer of an MFS fund or a Compass variable account. Each Trustee has served continuously since appointment.

(2)	Directorships or trusteeships of companies required to report to the Securities and Exchange Commission (i.e., “public companies”).

(3)	“Interested person” of the Trust, within the meaning of the Investment Company Act of 1940 (referred to as the 1940 Act), which is the principal federal law governing investment companies like the Trust, as a result of position with Sun Life of Canada (U.S.). The address of Sun Life of Canada (U.S.) is One Sun Life Executive Park, Wellesley Hills, Massachusetts 02481.

(4)	“Interested person” of MFS within the meaning of the 1940 Act. The address of MFS is 500 Boylston Street, Boston, Massachusetts 02116.

The Trust does not hold annual meetings for the purpose of electing Trustees, and Trustees are not elected for fixed terms. Each Trustee and officer holds office until his or her successor is chosen and qualified, or until his or her earlier death, resignation, retirement or removal.

All Trustees currently serve as Trustees of the Trust and have served in that capacity since originally elected or appointed. All of the Trustees are also Managers of the Compass Variable Accounts. The executive officers of the Trust hold similar offices for the Compass Variable Accounts and other funds in the MFS fund complex. As of January 1, 2009, each Trustee serves as a Trustee or Manager of 35 Accounts/Funds.

The Statement of Additional Information contains further information about the Trustees and is available without charge upon request by calling 1-800-752-7215.

Investment Adviser Massachusetts Financial Services Company 500 Boylston Street, Boston, MA 02116-3741	Custodian State Street Bank and Trust 1 Lincoln Street, Boston, MA 02111-2900
Distributor MFS Fund Distributors, Inc. 500 Boylston Street, Boston, MA 02116-3741	Independent Registered Public Accounting Firm Deloitte & Touche LLP 200 Berkeley Street, Boston, MA 02116
Portfolio Managers Nevin Chitkara Steven Gorham Matthew Ryan Erik Weisman Barnaby Wiener

25

BOARD REVIEW OF INVESTMENT ADVISORY AGREEMENT

The Investment Company Act of 1940 requires that both the full Board of Trustees and a majority of the non-interested (“independent”) Trustees, voting separately, annually approve the continuation of the investment advisory agreement between MFS Variable Insurance Trust II (the “Trust”) and Massachusetts Financial Services Company (“MFS”) on behalf of the Fund. The Trustees consider matters bearing on the Fund and the advisory arrangements at their meetings throughout the year, including a review of performance data at each regular meeting. In addition, the independent Trustees met in May and again in July 2008 (“contract review meetings”) for the specific purpose of considering whether to approve the continuation of the investment advisory agreement for the Fund. The independent Trustees were assisted in their evaluation of the investment advisory agreement by independent legal counsel, from whom they received separate legal advice and with whom they met separately from MFS management during various contract review meetings. The independent Trustees were also assisted in this process by the Fund’s Independent Chief Compliance Officer, a full-time senior officer appointed by and reporting to the independent Trustees.

In connection with their deliberations, the Trustees, including the independent Trustees, considered such information and factors as they believed, in light of the legal advice furnished to them and their own business judgment, to be relevant. The investment advisory agreement was considered separately for the Fund, although the Trustees also took into account the common interests of all Funds in the Trust in their review. As described below, the Trustees considered the nature, quality, and extent of the various investment advisory, administrative, and shareholder services performed by MFS under the existing investment advisory agreement and other arrangements with the Trust.

In connection with their contract review meetings, the Trustees received and relied upon materials which included, among other items: (i) information provided by Lipper Inc. on the investment performance of the Fund for various time periods ended December 31, 2007, compared to the investment performance of a group of funds with substantially similar investment classifications/objectives (the “Lipper performance universe”), (ii) information provided by Lipper Inc. on the Fund’s advisory fees and other expenses compared to the advisory fees and other expenses of comparable funds identified by Lipper (the “Lipper expense group”), (iii) information provided by MFS on the advisory fees of comparable portfolios of its other clients, including institutional separate account and other clients, (iv) information as to whether expense waivers, reimbursements or fee “breakpoints” are observed for the Fund, (v) information regarding MFS’ financial results and financial condition, including MFS’ and certain of its affiliates’ estimated profitability from services performed for the Fund, (vi) MFS’ views regarding the outlook for the mutual fund industry and its strategic business plans, (vii) descriptions of various functions performed by MFS for the Trust, such as compliance monitoring and portfolio trading practices, and (viii) information regarding the overall organization of MFS, including information about MFS’ senior management and other personnel providing investment advisory, administrative and other services to the Fund. The comparative performance, fee and expense information prepared and provided by Lipper Inc. was not independently verified, and the independent Trustees did not independently verify any information provided to them by MFS.

The Trustees’ conclusion as to the continuation of the investment advisory agreement was based on comprehensive consideration of all information provided to the Trustees and not the result of any single factor. Some of the factors that figured particularly in the Trustees’ deliberations are described below for the Fund, while individual Trustees may have given different weight to various factors and evaluated the information presented as a whole differently than another Trustee. The Trustees recognized that the fee arrangements for the Fund reflect years of review and discussion between the independent Trustees and MFS, that certain aspects of such arrangements may receive greater scrutiny in some years than others, and that the Trustees’ conclusions may be based, in part, on their consideration of these same arrangements during the course of the year and in prior years.

Based on information provided by Lipper Inc., the Trustees compared the Fund’s total return investment performance to the performance of a peer group of funds over various time periods. The Trustees placed particular emphasis on the total return performance of the Fund’s Initial Class shares in comparison to the performance of funds in its Lipper performance universe over the one-, three- and five-year periods. The Trustees did not rely on performance results for more recent periods, including those shown elsewhere in this report.

The Trustees noted the performance of the Fund’s Initial Class shares was in the 1st quintile relative to the other funds in the Lipper Classification Index for the one-year period (the 1st quintile being the best performers and the 5th quintile being the worst performers). The total return performance of the Fund was also in the 1st quintile for the three-year period and the five-year period ended December 31, 2007, relative to the Lipper performance universe. Based on the nature and quality of services provided by MFS, the Board of Trustees concluded that the Fund’s performance was satisfactory.

In the course of their deliberations, the Trustees took into account information provided by MFS during contract review meetings, as well as during investment review meetings conducted with portfolio management personnel during the course of the year.

26

Board Review of Investment Advisory Agreement – continued

In assessing the reasonableness of the Fund’s advisory fee, the Trustees considered, among other information, the Fund’s advisory fee and the total expense ratio of the Fund’s Initial Class shares as a percentage of average daily net assets, compared to the advisory fee and total expense ratios of its peer group of funds based on information provided by Lipper Inc. The Trustees also considered the advisory fees charged by MFS to institutional accounts. In comparing these fees, the Trustees considered the generally broader scope of services provided by MFS to the Trust than those provided to institutional accounts. The Trustees also considered the higher demands placed on MFS’ investment personnel and trading infrastructure as a result of the daily cash in-flows and out-flows of the Fund, and the impact on MFS and related expenses due to the more extensive regulatory regime to which the Fund is subject, compared to institutional accounts.

In considering the fees, the Trustees noted from the Lipper data that the Fund’s effective advisory fee rate and total expense ratio were each above the median of such fees and expenses of funds in the Lipper expense group. In addition, the Trustees accepted MFS’ offer to continue the expense limitation for the Fund. The Trustees further concluded that the existing breakpoint was sufficient to allow the Fund to benefit from economies of scale as its assets grow. The Trustees concluded that the fees were reasonable in light of the nature and quality of services provided.

The Trustees also considered information prepared by MFS relating to its costs and profits with respect to the Fund and other investment companies and accounts advised by MFS, as well as MFS’ methodologies used to determine and allocate its costs to the Fund and other accounts and products for purposes of estimating profitability.

After reviewing these and other factors described below, the Trustees concluded that the advisory fees charged to the Fund represent reasonable compensation in light of the nature and quality of the services being provided by MFS.

In addition, the Trustees considered MFS’ resources and related efforts to continue to retain, attract and motivate capable personnel to serve the Fund. The Trustees also considered the financial resources of MFS and its parent, Sun Life Financial Inc. The Trustees further considered any advantages and possible disadvantages of having an adviser which also serves other investment companies as well as institutional accounts.

The Trustees also considered the nature, quality, cost, and extent of administrative, transfer agency, and distribution services provided to the Fund by MFS and its affiliates under agreements and plans other than the investment advisory agreement, including the 12b-1 fees the Fund pays to MFS Fund Distributors, Inc., an affiliate of MFS. The Trustees also considered the nature, extent and quality of certain other services MFS performs or arranges on the Fund’s behalf, which may include securities lending programs, directed expense payment programs, class action recovery programs, and MFS’ interaction with third-party service providers, principally custodians and sub-custodians. The Trustees concluded that the various non-advisory services provided by MFS and its affiliates on behalf of the Fund were satisfactory. The Trustees also considered the benefits to MFS from the use of the Fund’s portfolio brokerage commissions to pay for research and other similar services and various other factors. Additionally, the Trustees considered so-called “fall-out benefits” to MFS such as reputational value derived from serving as investment manager to the Trust, and determined that any such benefits derived by MFS were reasonable and fair.

Based on their evaluation of factors that they deemed to be material, including those factors described above, the Board of Trustees, including a majority of the independent Trustees, concluded that the investment advisory agreement should be continued for an additional one-year period, commencing September 1, 2008.

A discussion regarding the Board’s most recent review and renewal of the fund’s Investment Advisory Agreement with MFS is available by clicking on the fund’s name under “Variable Insurance Portfolios-VIT II” in the “Products & Performance” section on the MFS Web site (mfs.com).

27

PROXY VOTING POLICIES AND INFORMATION

A general description of the MFS funds’ proxy voting policies and procedures is available without charge, upon request, by calling
1-800-225-2606, by visiting the Proxy Voting section of mfs.com or by visiting the SEC’s Web site at http://www.sec.gov.

Information regarding how the fund voted proxies relating to portfolio securities during the most recent twelve-month period ended June 30 is available without charge by visiting the Proxy Voting section of mfs.com or by visiting the SEC’s Web site at http://www.sec.gov.

QUARTERLY PORTFOLIO DISCLOSURE

The fund will file a complete schedule of portfolio holdings with the Securities and Exchange Commission (the Commission) for the first and third quarters of each fiscal year on Form N-Q. The fund’s Form N-Q may be reviewed and copied at the:

Public Reference Room

Securities and Exchange Commission

100 F Street, NE, Room 1580

Washington, D.C. 20549

Information on the operation of the Public Reference Room may be obtained by calling the Commission at 1-800-SEC-0330. The fund’s Form N-Q is available on the EDGAR database on the Commission’s Internet Web site at http://www.sec.gov, and copies of this information may be obtained, upon payment of a duplicating fee, by electronic request at the following e-mail address: publicinfo@sec.gov or by writing the Public Reference Section at the above address.

FEDERAL TAX INFORMATION (unaudited)

The following information is provided pursuant to provisions of the Internal Revenue Code.

The fund designates $13,078,517 as capital gain dividends paid during the fiscal year.

For corporate shareholders, 9.54% of the ordinary income dividends paid during the fiscal year qualify for the corporate dividends received deduction.

28

MFS® PRIVACY NOTICE

Privacy is a concern for every investor today. At MFS Investment Management® and the MFS funds, we take this concern very seriously. We want you to understand our policies about the investment products and services that we offer, and how we protect the nonpublic personal information of investors who have a direct relationship with us and our wholly owned subsidiaries.

Throughout our business relationship, you provide us with personal information. We maintain information and records about you, your investments, and the services you use. Examples of the nonpublic personal information we maintain include

•	data from investment applications and other forms
•	share balances and transactional history with us, our affiliates, or others
•	facts from a consumer reporting agency

We do not disclose any nonpublic personal information about our customers or former customers to anyone, except as permitted by law. We may share nonpublic personal information with third parties or certain of our affiliates in connection with servicing your account or processing your transactions. We may share information with companies or financial institutions that perform marketing services on our behalf or with other financial institutions with which we have joint marketing arrangements, subject to any legal requirements.

Authorization to access your nonpublic personal information is limited to appropriate personnel who provide products, services, or information to you. We maintain physical, electronic, and procedural safeguards to help protect the personal information we collect about you.

If you have any questions about the MFS privacy policy, please call 1-800-225-2606 any business day between 8 a.m. and 8 p.m. Eastern time.

Note: If you own MFS products or receive MFS services in the name of a third party such as a bank or broker-dealer, their privacy policy may apply to you instead of ours.

29

MFS INVESTMENT MANAGEMENT

MFS® Money Market Portfolio

MFS® Variable Insurance Trust II

Annual report

12/31/08

MKS-ANN

MFS® MONEY MARKET PORTFOLIO

The report is prepared for the general information of contract owners. It is authorized for distribution to prospective investors only when preceded or accompanied by a current prospectus.

NOT FDIC INSURED • MAY LOSE VALUE • NO BANK GUARANTEE • NOT A DEPOSIT • NOT INSURED BY ANY FEDERAL GOVERNMENT AGENCY OR NCUA/NCUSIF

LETTER FROM THE CEO

Dear Contract Owners:

The market downturns and economic setbacks of late probably rank among the worst financial declines most of us have experienced. Inevitably, people may be questioning their commitment to investing. Still, it is important to remember that downturns are an inescapable part of the business cycle. Such troughs have been seen before, and if we can use history as a guide, market recoveries typically have followed.

Recent events have clearly shown us the value of certain types of investments. In this environment, two of the hallmarks of mutual funds — transparency and liquidity — have become critically important. Unlike some other types of investments, the operations of mutual funds are relatively transparent to their shareholders. With their daily redemption feature, mutual funds also generally provide easy, convenient access to one’s money. Through these recent market upheavals, this level of liquidity enhanced the ability of mutual fund investors to respond and modify their investments as they and their advisors saw fit — a flexibility that those in less liquid investments simply did not have at their disposal.

At MFS® we take particular pride in how well mutual funds can serve investors because we invented the mutual fund in the United States. Established in 1924, Massachusetts Investors Trust was the nation’s first fund. Recent market events only reinforce what we have learned through 85 years — that mutual funds provide unique features that are important to investors in any type of market climate.

Respectfully,

Robert J. Manning

Chief Executive Officer and Chief Investment Officer

MFS Investment Management®

February 17, 2009

The opinions expressed in this letter are subject to change, may not be relied upon for investment advice, and no forecasts can be guaranteed.

Before investing, consider the fund’s investment objectives, risks, charges, and expenses. For a prospectus containing this and other information, contact your investment professional or view online. Read it carefully.

MFS Fund Distributors, Inc., 500 Boylston Street, Boston, MA 02116

1

PORTFOLIO COMPOSITION

Portfolio structure (u)

Short term credit quality (q)
Average Credit Quality Short-Term Bonds (a)	A-1
All holdings are rated A-1

Maturity breakdown (u)
0 - 29 days	90.5%
30 - 59 days	3.5%
60 - 89 days	6.5%
Other Assets Less Liabilities	(0.5)%

(a)	The average credit quality is based upon a market weighted average of portfolio holdings that are rated by public rating agencies.

(q)	Each security is assigned a rating from Moody’s Investors Service. If not rated by Moody’s, the rating will be that assigned by Standard & Poor’s. Likewise, if not assigned a rating by Standard & Poor’s, it will be based on the rating assigned by Fitch, Inc. If not rated by any of the three agencies, the security is considered Not Rated. U.S. Treasuries and U.S. Agency securities are included in the “A-1”-rating category. Percentages are based on the total market value of investments as of 12/31/08.

(u)	For purposes of this presentation, accrued interest, where applicable, is included.

From time to time “Other Assets Less Liabilities” may be negative due to timing of cash receipts.

Percentages are based on net assets as of 12/31/08, unless otherwise noted.

The portfolio is actively managed and current holdings may be different.

2

PERFORMANCE SUMMARY THROUGH 12/31/08

Total returns as well as the current 7-day yield have been provided for the applicable time periods. Performance results reflect the percentage change in net asset value, including the reinvestment of any dividends and capital gains distributions. (See Notes to Performance Summary.) An investment in the portfolio is not insured or guaranteed by the Federal Deposit Insurance Corporation or any other government agency. Although the fund seeks to preserve the value of your investment at $1.00 per unit, it is possible to lose money by investing in the fund.

Performance data shown represents past performance and is no guarantee of future results. Investment return and principal value fluctuate so your units, when sold, may be worth more or less than the original cost; current performance may be lower or higher than quoted. The performance shown does not reflect the deduction of taxes, if any, that a contract holder would pay on fund distributions or the redemption of contract units. The returns for the fund shown also do not reflect the deduction of expenses associated with variable products, such as mortality and expense risk charges, separate account charges, and sales charges imposed by the insurance company separate accounts. Such expenses would reduce the overall returns shown.

Share class	Inception	1 year total return	Current 7-day yield (w)	Current 7-day yield without waiver
Initial Class	7/19/85	2.03%	0.00%	(0.14)%
Service Class	8/24/01	1.80%	0.00%	(0.39)%

(w)	Yield was less than 0.01%

Notes to Performance Summary

Yields quoted are based on the latest seven days ended as of December 31, 2008, with dividends annualized. The yield quotations more closely reflect the current earnings of the fund than the total return quotations.

Performance results reflect any applicable expense subsidies, waivers and adjustments in effect during the periods shown. Subsidies and fee waivers may be imposed to enhance a fund’s yield or to avoid a negative yield during periods when the fund’s operating expenses have a significant impact on the fund’s yield due to lower interest rates. Without such subsidies and waivers the fund’s performance results would be less favorable. Please see the prospectus for complete details. All results are historical and assume the reinvestment of any dividends and capital gains distributions.

From time to time the funds may receive proceeds from litigation settlements, without which performance would be lower.

3

EXPENSE TABLE

Fund Expenses Borne by the Contract Holders During the Period,

July 1, 2008 through December 31, 2008

As a contract holder of the fund, you incur ongoing costs, including management fees; distribution (12b-1) fees; and other fund expenses. This example is intended to help you understand your ongoing costs (in dollars) of investing in the fund and to compare these costs with the ongoing costs of investing in other mutual funds.

The example is based on an investment of $1,000 invested at the beginning of the period and held for the entire period July 1, 2008 through December 31, 2008.

Actual Expenses

The first line for each share class in the following table provides information about actual account values and actual expenses. You may use the information in this line, together with the amount you invested, to estimate the expenses that you paid over the period. Simply divide your account value by $1,000 (for example, an $8,600 account value divided by $1,000 = 8.6), then multiply the result by the number in the first line under the heading entitled “Expenses Paid During Period” to estimate the expenses you paid on your account during this period.

Hypothetical Example for Comparison Purposes

The second line for each share class in the following table provides information about hypothetical account values and hypothetical expenses based on the fund’s actual expense ratio and an assumed rate of return of 5% per year before expenses, which is not the fund’s actual return. The hypothetical account values and expenses may not be used to estimate the actual ending account balance or expenses you paid for the period. You may use this information to compare the ongoing costs of investing in the fund and other funds. To do so, compare this 5% hypothetical example with the 5% hypothetical examples that appear in the shareholder reports of the other funds.

Please note that the expenses shown in the table are meant to highlight the fund’s ongoing costs only and do not take into account the fees and expenses imposed under the variable contracts through which your investment in the fund is made. Therefore, the second line for each share class in the table is useful in comparing ongoing costs associated with an investment in vehicles (such as the fund) which fund benefits under variable annuity and variable life insurance contracts and to qualified pension and retirement plans only, and will not help you determine the relative total costs of investing in the fund through variable annuity and variable life insurance contracts. If the fees and expenses imposed under the variable contracts were included, your costs would have been higher.

Share Class		Annualized Expense Ratio	Beginning Account Value 7/01/08	Ending Account Value 12/31/08	Expenses Paid During Period (p) 7/01/08-12/31/08
Initial Class	Actual	0.58%	$1,000.00	$1,006.22	$2.92
	Hypothetical (h)	0.58%	$1,000.00	$1,022.22	$2.95
Service Class	Actual	0.80%	$1,000.00	$1,005.13	$4.03
	Hypothetical (h)	0.80%	$1,000.00	$1,021.11	$4.06

(h)	5% class return per year before expenses.

(p)	Expenses paid is equal to each class’ annualized expense ratio, as shown above, multiplied by the average account value over the period, multiplied by the number of days in the period, divided by the number of days in the year.

4

PORTFOLIO OF INVESTMENTS – 12/31/08

The Portfolio of Investments is a complete list of all securities owned by your fund. It is categorized by broad-based asset classes.

Issuer	Shares/Par	Value ($)

U.S. GOVERNMENT AGENCIES (y) – 59.3%
Fannie Mae, 0.001%, due 1/27/09	$15,544,000	$15,543,988
Federal Home Loan Bank, 0.01%, due 1/05/09	38,000,000	37,999,958
Federal Home Loan Bank, 0.01%, due 1/07/09	4,836,000	4,835,992
Federal Home Loan Bank, 0.03%, due 1/07/09	23,279,000	23,278,884
Federal Home Loan Bank, 0.001%, due 1/14/09	5,419,000	5,418,998
Federal Home Loan Bank, 0.005%, due 1/15/09	47,944,000	47,943,907
Federal Home Loan Bank, 0.005%, due 1/16/09	10,569,000	10,568,978
Federal Home Loan Bank, 0.01%, due 1/20/09	43,076,000	43,075,773
Federal Home Loan Bank, 0.001%, due 1/22/09	40,971,000	40,970,976
Federal Home Loan Bank, 0.01%, due 1/28/09	81,179,000	81,178,391
Freddie Mac, 0.01%, due 1/28/09	24,287,000	24,286,818

Total U.S. Government Agencies, at Amortized Cost and Value		$335,102,663

COMMERCIAL PAPER (y) – 16.5%
Automotive – 1.8%
Toyota Motor Credit Corp., 1.45%, due 1/09/09	$10,151,000	$10,147,729

Major Banks – 8.5%
ABN-AMRO North America Finance, Inc., 3%, due 3/05/09	$3,200,000	$3,183,200
ABN-AMRO North America Finance, Inc., 2.99%, due 3/12/09	19,860,000	19,744,536
Goldman Sachs Group, Inc., 2.65%, due 3/02/09	7,800,000	7,765,550
JPMorgan Chase & Co., 0.01%, due 1/30/09	17,010,000	17,009,863

		$47,703,149

Other Banks & Diversified Financials – 6.2%
Citigroup Funding, Inc., 0.35%, due 1/12/09	$10,897,000	$10,895,835
Citigroup Funding, Inc., 3.1%, due 2/24/09	7,338,000	7,303,878
HSBC USA, Inc., 0.05%, due 1/02/09	17,010,000	17,009,976

		$35,209,689

Total Commercial Paper, at Amortized Cost and Value		$93,060,567

Issuer	Shares/Par	Value ($)

CERTIFICATES OF DEPOSIT – 4.5%
Major Banks – 3.2%
BNP Paribas, NY, 3.08%, due 2/26/09	$12,000,000	$12,000,000
BNP Paribas, NY, 2.02%, due 3/04/09	6,079,000	6,079,000

		$18,079,000

Other Banks & Diversified Financials – 1.3%
DEPFA Bank PLC, NY, 3.09%, due 1/06/09	$7,214,000	$7,214,000

Total Certificates of Deposit, at Amortized Cost and Value		$25,293,000

REPURCHASE AGREEMENTS – 20.1%
Goldman Sachs, 0.01%, dated 12/31/08, due 1/02/09, total to be received $56,700,032 (secured by U.S. Treasury and Federal Agency obligations and Mortgage Backed securities in a jointly traded account)	$56,700,000	$56,700,000
Morgan Stanley, 0.02%, dated 12/31/08, due 1/02/09, total to be received $56,700,063 (secured by U.S. Treasury and Federal Agency obligations and Mortgage Backed securities in a jointly traded account)	56,700,000	56,700,000

Total Repurchase Agreements, at Cost		$113,400,000

Total Investments, at Amortized Cost and Value		$566,856,230

OTHER ASSETS, LESS LIABILITIES – (0.4)%		(2,472,486)

Net Assets – 100.0%		$564,383,744

(y)	The rate shown represents an annualized yield at time of purchase.

See Notes to Financial Statements

5

FINANCIAL STATEMENTS  |  STATEMENT OF ASSETS AND LIABILITIES

This statement represents your fund’s balance sheet, which details the assets and liabilities comprising the total value of the fund.

At 12/31/08
Assets
Investments, at amortized cost and value	$453,456,230
Repurchase agreements, at value	113,400,000
Total investments, at amortized cost and value		$566,856,230
Cash	163
Receivable for fund shares sold	22,301
Interest receivable	249,372
Receivable from investment adviser	59,891
Other assets	106,569
Total assets		$567,294,526
Liabilities
Payable for fund shares reacquired	$2,810,315
Payable to affiliates
Management fee	9,999
Administrative services fee	1,783
Payable for trustees’ compensation	76
Accrued expenses and other liabilities	88,609
Total liabilities		$2,910,782
Net assets		$564,383,744
Net assets consist of
Paid-in capital	$564,607,478
Accumulated net realized gain (loss) on investments	(224,972)
Undistributed net investment income	1,238
Net assets		$564,383,744
Shares of beneficial interest outstanding		564,608,144
Initial Class shares
Net assets	$322,979,844
Shares outstanding	323,105,104
Net asset value per share		$1.00
Service Class shares
Net assets	$241,403,900
Shares outstanding	241,503,040
Net asset value per share		$1.00

See Notes to Financial Statements

6

FINANCIAL STATEMENTS  |  STATEMENT OF OPERATIONS

This statement describes how much your fund earned in investment income and accrued in expenses. It also describes any gains and/or losses generated by fund operations.

Year ended 12/31/08
Net investment income
Interest income		$15,046,149
Expenses
Management fee	$2,922,210
Distribution fees	651,502
Administrative services fee	193,688
Trustees’ compensation	60,239
Custodian fee	66,472
Shareholder communications	95,627
Auditing fees	27,243
Legal fees	7,127
Miscellaneous	99,540
Total expenses		$4,123,648
Fees paid indirectly	(206)
Reduction of expenses by investment adviser and distributor	(199,462)
Net expenses		$3,923,980
Net investment income		$11,122,169
Net realized gain (loss) on investments		$(192,925)
Change in net assets from operations		$10,929,244

See Notes to Financial Statements

7

FINANCIAL STATEMENTS  |  STATEMENTS OF CHANGES IN NET ASSETS

These statements describe the increases and/or decreases in net assets resulting from operations, any distributions, and any shareholder transactions.

For years ended 12/31	2008	2007
Change in net assets
From operations
Net investment income	$11,122,169	$23,102,712
Net realized gain (loss) on investments	(192,925)	(31,281)
Change in net assets from operations	$10,929,244	$23,071,431
Distributions declared to shareholders
From net investment income
Initial Class	$(6,531,076)	$(14,441,278)
Service Class	(4,591,093)	(8,661,434)
Total distributions declared to shareholders	$(11,122,169)	$(23,102,712)
Change in net assets from fund share transactions	$10,247,156	$107,790,837
Total change in net assets	$10,054,231	$107,759,556
Net assets
At beginning of period	554,329,513	446,569,957
At end of period (including undistributed net investment income of $1,238 and $1,238, respectively)	$564,383,744	$554,329,513

See Notes to Financial Statements

8

FINANCIAL STATEMENTS  |  FINANCIAL HIGHLIGHTS

The financial highlights table is intended to help you understand the fund’s financial performance for the past 5 years. Certain information reflects financial results for a single fund share. The total returns in the table represent the rate by which an investor would have earned (or lost) on an investment in the fund share class (assuming reinvestment of all distributions) held for the entire period.

Initial Class	Years ended 12/31
	2008		2007		2006		2005		2004
Net asset value, beginning of period	$1.00		$1.00		$1.00		$1.00		$1.00
Income (loss) from investment operations
Net investment income (d)	$0.02		$0.05		$0.04		$0.03		$0.01
Net realized and unrealized gain (loss) on investments	(0.00	)(w)	(0.00	)(w)	(0.00	)(w)	(0.00	)(w)	—
Total from investment operations	$0.02		$0.05		$0.04		$0.03		$0.01
Less distributions declared to shareholders
From net investment income	$(0.02)		$(0.05)		$(0.04)		$(0.03)		$(0.01)
Net asset value, end of period	$1.00		$1.00		$1.00		$1.00		$1.00
Total return (%) (k)(r)(s)	2.03		4.84		4.59		2.72		0.83
Ratios (%) (to average net assets) and Supplemental data:
Expenses before expense reductions (f)	0.59		0.55		0.59		0.60		0.58
Expenses after expense reductions (f)	0.57		N/A		N/A		0.60		N/A
Net investment income	2.02		4.73		4.52		2.65		0.79
Net assets at end of period (000 Omitted)	$322,980		$320,807		$283,055		$241,684		$282,595

Service Class	Years ended 12/31
	2008		2007		2006		2005		2004
Net asset value, beginning of period	$1.00		$1.00		$1.00		$1.00		$1.00
Income (loss) from investment operations
Net investment income (d)	$0.02		$0.04		$0.04		$0.02		$0.01
Net realized and unrealized gain (loss) on investments	(0.00	)(w)	(0.00	)(w)	(0.00	)(w)	(0.00	)(w)	—
Total from investment operations	$0.02		$0.04		$0.04		$0.02		$0.01
Less distributions declared to shareholders
From net investment income	$(0.02)		$(0.04)		$(0.04)		$(0.02)		$(0.01)
Net asset value, end of period	$1.00		$1.00		$1.00		$1.00		$1.00
Total return (%)(k)(r)(s)	1.80		4.58		4.33		2.46		0.57
Ratios (%) (to average net assets) and Supplemental data:
Expenses before expense reductions (f)	0.84		0.80		0.84		0.85		0.82
Expenses after expense reductions (f)	0.80		N/A		N/A		0.85		N/A
Net investment income	1.76		4.48		4.28		2.49		0.63
Net assets at end of period (000 Omitted)	$241,404		$233,523		$163,515		$123,232		$87,785

(d)	Per share data is based on average shares outstanding.

(f)	Ratios do not reflect reductions from fees paid indirectly, if applicable.

(k)	The total return does not reflect expenses that apply to separate accounts. Inclusion of these charges would reduce the total return figures for all periods shown.

(r)	Certain expenses have been reduced without which performance would have been lower.

(s)	From time to time the fund may receive proceeds from litigation settlements, without which performance would be lower.

(w)	Per share amount was less than $0.01.

See Notes to Financial Statements

9

NOTES TO FINANCIAL STATEMENTS

(1)	Business and Organization

MFS Money Market Portfolio (the fund) is a series of MFS Variable Insurance Trust II (the trust). The trust is organized as a Massachusetts business trust and is registered under the Investment Company Act of 1940, as amended, as an open-end management investment company. The shares of the fund are sold to variable accounts established by insurance companies to fund benefits under variable contracts issued by such companies, and qualified retirement and pension plans.

(2)	Significant Accounting Policies

General – The preparation of financial statements in conformity with U.S. generally accepted accounting principles requires management to make estimates and assumptions that affect the reported amounts of assets and liabilities, and disclosure of contingent assets and liabilities at the date of the financial statements and the reported amounts of revenues and expenses during the reporting period. Actual results could differ from those estimates.

Investment Valuations – Money market instruments are valued at amortized cost, which approximates market value. Amortized cost involves valuing an instrument at its cost as adjusted for amortization of premium or accretion of discount rather than its current market value. Each money market fund’s use of amortized cost is subject to the fund’s compliance with Rule 2a-7 under the Investment Company Act of 1940. The amortized cost value of an instrument can be different from the market value of an instrument.

The fund adopted FASB Statement No. 157, Fair Value Measurements (the “Statement”). This Statement provides a single definition of fair value, a hierarchy for measuring fair value and expanded disclosures about fair value measurements.

Various inputs are used in determining the value of the fund’s assets or liabilities carried at market value. These inputs are categorized into three broad levels. Level 1 includes quoted prices in active markets for identical assets or liabilities. Level 2 includes other significant observable market-based inputs (including quoted prices for similar securities, interest rates, prepayment speed, and credit risk). Level 3 includes unobservable inputs, which may include the adviser’s own assumptions in determining the fair value of investments. Other financial instruments are derivative instruments not reflected in total investments, such as futures, forwards, swap contracts and written options. The following is a summary of the levels used as of December 31, 2008 in valuing the fund’s assets or liabilities carried at market value:

	Level 1	Level 2	Level 3	Total
Investments in Securities	$—	$566,856,230	$—	$566,856,230
Other Financial Instruments	$—	$—	$—	$—

Repurchase Agreements – The fund may enter into repurchase agreements with approved counterparties. Each repurchase agreement is recorded at cost. The fund requires that the securities collateral in a repurchase transaction be transferred to a custodian. The fund monitors, on a daily basis, the value of the collateral to ensure that its value, including accrued interest, is greater than amounts owed to the fund under each such repurchase agreement. The fund and other funds managed by Massachusetts Financial Services Company (MFS), may utilize a joint trading account for the purpose of entering into one or more repurchase agreements.

Indemnifications – Under the fund’s organizational documents, its officers and trustees may be indemnified against certain liabilities and expenses arising out of the performance of their duties to the fund. Additionally, in the normal course of business, the fund enters into agreements with service providers that may contain indemnification clauses. The fund’s maximum exposure under these agreements is unknown as this would involve future claims that may be made against the fund that have not yet occurred.

Investment Transactions and Income – Investment transactions are recorded on the trade date. Interest income is recorded on the accrual basis. All premium and discount is amortized or accreted for financial statement purposes in accordance with U.S. generally accepted accounting principles.

The fund may receive proceeds from litigation settlements. Any proceeds received from litigation involving portfolio holdings are reflected in the Statement of Operations in realized gain/loss if the security has been disposed of by the fund or in unrealized gain/loss if the security is still held by the fund. Any other proceeds from litigation not related to portfolio holdings are reflected as other income in the Statement of Operations.

Fees Paid Indirectly – The fund’s custody fee may be reduced according to an arrangement that measures the value of cash deposited with the custodian by the fund. This amount, for the year ended December 31, 2008, is shown as a reduction of total expenses on the Statement of Operations.

Treasury Temporary Guarantee Program – On October 1, 2008, the Trustees of the fund approved the fund’s participation in the initial term of the United States Department of Treasury’s Temporary Guarantee Program (the Program) through December 18, 2008. On December 3, 2008, the Trustees approved the fund’s participation in the Program’s extension through

10

Notes to Financial Statements – continued

April 30, 2009. The Program provides coverage to shareholders for amounts held in participating funds as of the close of business September 19, 2008, subject to certain conditions and limitations (but does not guarantee a $1.00 net asset value upon redemption or liquidation of shares). Under the Program, if the fund’s market value per share falls below $0.995, shareholders of record on that date may be eligible to receive payment (applicable only up to their share balances as of September 19, 2008) from the Treasury in the event of the fund’s liquidation. The costs of the Program, which are borne by the fund, are 0.01% of the fund’s net assets as of September 19, 2008 for the initial term of the Program (September 19, 2008 through December 18, 2008), and 0.015% of the fund’s net assets as of September 19, 2008 for the Program’s extension period (December 19, 2008 through April 30, 2009). This fee is recognized ratably over the period of participation in the Program and is included in miscellaneous expense on the fund’s Statement of Operations. This fee, incurred for the year ended December 31, 2008, was equivalent to an annual effective rate of 0.0113% of the fund’s average daily net assets. The Treasury may elect to extend the program beyond April 30, 2009, but to no later than September 18, 2009, at which time the fund will determine whether to continue to participate in the Program.

Tax Matters and Distributions – The fund intends to qualify as a regulated investment company, as defined under Subchapter M of the Internal Revenue Code, and to distribute all of its taxable income, including realized capital gains. As a result, no provision for federal income tax is required. Each of the fund’s federal tax returns for the prior three fiscal years remains subject to examination by the Internal Revenue Service. Foreign taxes, if any, have been accrued by the fund in the accompanying financial statements.

Distributions to shareholders are recorded on the ex-dividend date. Income and capital gain distributions are determined in accordance with income tax regulations, which may differ from U.S. generally accepted accounting principles. Certain capital accounts in the financial statements are periodically adjusted for permanent differences in order to reflect their tax character. These adjustments have no impact on net assets or net asset value per share. Temporary differences which arise from recognizing certain items of income, expense, gain or loss in different periods for financial statement and tax purposes will reverse at some time in the future. Distributions in excess of net investment income or net realized gains are temporary overdistributions for financial statement purposes resulting from differences in the recognition or classification of income or distributions for financial statement and tax purposes.

During the year ended December 31, 2008, there were no significant adjustments due to differences between book and tax accounting.

The tax character of distributions declared to shareholders for the last two fiscal years is as follows:

	12/31/08	12/31/07
Ordinary income (including any short-term capital gains)	$11,122,169	$23,102,712

The federal tax cost and the tax basis components of distributable earnings were as follows:

As of 12/31/08
Cost of investments	$566,856,230
Undistributed ordinary income	1,238
Capital loss carryforwards	(224,972)

As of December 31, 2008 the fund had capital loss carryforwards available to offset future realized gains. Such losses expire as follows:

12/31/09	$(429)
12/31/11	(271)
12/31/12	(66)
12/31/15	(31,281)
12/31/16	(192,925)
$(224,972)

Multiple Classes of Shares of Beneficial Interest – The fund offers multiple classes of shares, which differ in their respective distribution fees. The fund’s income and common expenses are allocated to shareholders based on the value of settled shares outstanding of each class. The fund’s realized and unrealized gain (loss) are allocated to shareholders based on the daily net assets of each class. Dividends are declared separately for each class. Differences in per share dividend rates are generally due to differences in separate class expenses.

(3)	Transactions with Affiliates

Investment Adviser – The fund has an investment advisory agreement with MFS to provide overall investment management and related administrative services and facilities to the fund. The management fee is computed daily and paid monthly at an annual rate of 0.50% of the fund’s average daily net assets. The investment adviser has agreed in writing to reduce its management fee to 0.45% of average daily net assets in excess of $500 million. This written agreement will continue until modified by the fund’s Board of Trustees. This management fee reduction amounted to $42,185, which is shown as a reduction

11

Notes to Financial Statements – continued

of total expenses in the Statement of Operations. During the year ended December 31, 2008, MFS voluntarily waived receipt of $17,670 of the fund’s management fee in order to avoid a negative yield. For the year ended December 31, 2008, this voluntary waiver had the effect of reducing the management fee by 0.003% of average daily net assets on an annualized basis. The management fee incurred for the year ended December 31, 2008 was equivalent to an annual effective rate of 0.49% of the fund’s average daily net assets.

The investment adviser has agreed in writing to pay a portion of the fund’s total annual operating expenses, exclusive of interest, taxes, extraordinary expenses, and brokerage commissions, such that total annual fund operating expenses do not exceed 1.25% of the fund’s average daily net assets. MFS’ agreement to limit the fund’s total annual operating expenses is contained in the investment advisory agreement between MFS and the fund and may not be rescinded without shareholder approval.

The investment adviser has agreed in writing to pay a portion of the fund’s total annual operating expenses, exclusive of interest, taxes, extraordinary expenses, brokerage and transaction costs, and investment-related expenses, such that total annual operating expenses do not exceed 0.57% annually of average daily net assets for the Initial Class shares and 0.82% annually of average daily net assets for the Service Class shares. This written agreement will continue until April 30, 2010. For the year ended December 31, 2008, this reduction amounted to $95,104 and is reflected as a reduction of total expenses in the Statement of Operations.

Distributor – MFS Fund Distributors, Inc. (MFD), a wholly-owned subsidiary of MFS, is the distributor of shares of the fund. The Trustees have adopted a distribution plan for the Service Class shares pursuant to Rule 12b-1 under the Investment Company Act of 1940.

The fund’s distribution plan provides that the fund will pay MFD distribution fees equal to 0.25% per annum of its average daily net assets attributable to Service Class shares as partial consideration for services performed and expenses incurred by MFD and financial intermediaries in connection with the sale and distribution of the fund’s Service Class shares and the sale and distribution of the variable annuity or variable life insurance contracts investing indirectly in Service Class shares. MFD may subsequently pay all, or a portion, of the distribution fees to financial intermediaries. During the year ended December 31, 2008, MFD voluntarily waived receipt of $44,503 of the fund’s distribution fee in order to avoid a negative yield. For the year ended December 31, 2008, this voluntary waiver had the effect of reducing the distribution fee by 0.0171% of average daily net assets attributable to Service Class shares on an annualized basis. The distribution fee incurred for the year ended December 31, 2008 was equivalent to an annual effective rate of 0.23% of the average daily net assets attributable to Service Class shares.

Shareholder Servicing Agent – MFS Service Center, Inc. (MFSC), a wholly-owned subsidiary of MFS, has contracted to provide transfer agent and recordkeeping functions in connection with the issuance, transfer, and redemption of each class of shares of the fund under a Shareholder Servicing Agent Agreement. During the year ended December 31, 2008, the fund did not pay MFSC a fee for this service.

Administrator – MFS provides certain financial, legal, shareholder communications, compliance, and other administrative services to the fund. Under an administrative services agreement, the fund partially reimburses MFS the costs incurred to provide these services. The fund is charged an annual fixed amount of $10,000 plus a fee based on average daily net assets.

The administrative services fee incurred for the year ended December 31, 2008 was equivalent to an annual effective rate of 0.0331% of the fund’s average daily net assets.

Trustees’ and Officers’ Compensation – The fund pays compensation to trustees in the form of a retainer, attendance fees, and additional compensation to the Board chairperson. The fund does not pay compensation directly to officers of the fund who are also officers of the investment adviser, all of whom receive remuneration for their services to the fund from MFS. Certain officers of the fund are officers or directors of MFS, MFD, and MFSC.

Other – This fund and certain other MFS funds (the funds) have entered into services agreements (the Agreements) which provide for payment of fees by the funds to Tarantino LLC and Griffin Compliance LLC in return for the provision of services of an Independent Chief Compliance Officer (ICCO) and Assistant ICCO, respectively, for the funds. The ICCO and Assistant ICCO are officers of the funds and the sole members of Tarantino LLC and Griffin Compliance LLC, respectively. The funds can terminate the Agreements with Tarantino LLC and Griffin Compliance LLC at any time under the terms of the Agreements. MFS has agreed to bear all expenses associated with office space, other administrative support, and supplies provided to the ICCO and Assistant ICCO. For the year ended December 31, 2008, the aggregate fees paid by the fund to Tarantino LLC and Griffin Compliance LLC were $6,044 and are included in miscellaneous expense on the Statement of Operations.

(4)	Portfolio Securities

Purchases and sales of money market securities, exclusive of securities subject to repurchase agreements, aggregated $13,398,097,250 and $13,383,745,325, respectively.

12

Notes to Financial Statements – continued

(5)	Shares of Beneficial Interest

The fund’s Declaration of Trust permits the Trustees to issue an unlimited number of full and fractional shares of beneficial interest. Transactions in fund shares were as follows:

	Year ended 12/31/08		Year ended 12/31/07
	Shares	Amount	Shares	Amount
Shares sold
Initial Class	99,394,222	$99,394,326	126,931,988	$126,932,032
Service Class	122,510,431	122,510,435	119,485,604	119,485,687
	221,904,653	$221,904,761	246,417,592	$246,417,719
Shares issued to shareholders in reinvestment of distributions
Initial Class	6,531,184	$6,531,076	14,441,321	$14,441,278
Service Class	4,591,094	4,591,093	8,661,517	8,661,434
	11,122,278	$11,122,169	23,102,838	$23,102,712
Shares reacquired
Initial Class	(103,646,568)	$(103,646,568)	(103,602,263)	$(103,602,263)
Service Class	(119,133,206)	(119,133,206)	(58,127,331)	(58,127,331)
	(222,779,774)	$(222,779,774)	(161,729,594)	$(161,729,594)
Net change
Initial Class	2,278,838	$2,278,834	37,771,046	$37,771,047
Service Class	7,968,319	7,968,322	70,019,790	70,019,790
	10,247,157	$10,247,156	107,790,836	$107,790,837

(6)	Line of Credit

The fund and other funds managed by MFS participate in a $1 billion unsecured committed line of credit provided by a syndication of banks under a credit agreement. In addition, the fund and other funds managed by MFS have established uncommitted borrowing arrangements with certain banks. Borrowings may be made for temporary financing needs. Interest is charged to each fund, based on its borrowings, generally at a rate equal to the Federal Reserve funds rate plus 0.30%. In addition, a commitment fee, based on the average daily, unused portion of the committed line of credit, is allocated among the participating funds at the end of each calendar quarter. For the year ended December 31, 2008, the fund’s commitment fee and interest expense were $3,293 and $0, respectively, and are included in miscellaneous expense on the Statement of Operations.

13

REPORT OF INDEPENDENT REGISTERED PUBLIC ACCOUNTING FIRM

To the Board of Trustees of MFS Variable Insurance Trust II and the Shareholders of

MFS Money Market Portfolio:

We have audited the accompanying statement of assets and liabilities, including the portfolio of investments, of MFS Money Market Portfolio (the “Fund”) (one of the portfolios comprising MFS Variable Insurance Trust II) as of December 31, 2008, and the related statement of operations for the year then ended, the statements of changes in net assets for each of the two years in the period then ended, and the financial highlights for each of the five years in the period then ended. These financial statements and financial highlights are the responsibility of the Fund’s management. Our responsibility is to express an opinion on these financial statements and financial highlights based on our audits.

We conducted our audits in accordance with the standards of the Public Company Accounting Oversight Board (United States). Those standards require that we plan and perform the audit to obtain reasonable assurance about whether the financial statements and financial highlights are free of material misstatement. The Fund is not required to have, nor were we engaged to perform, an audit of its internal control over financial reporting. Our audits included consideration of internal control over financial reporting as a basis for designing audit procedures that are appropriate in the circumstances, but not for the purpose of expressing an opinion on the effectiveness of the Fund’s internal control over financial reporting. Accordingly, we express no such opinion. An audit also includes examining, on a test basis, evidence supporting the amounts and disclosures in the financial statements, assessing the accounting principles used and significant estimates made by management, as well as evaluating the overall financial statement presentation. Our procedures included confirmation of securities owned as of December 31, 2008, by correspondence with the custodian and brokers. We believe that our audits provide a reasonable basis for our opinion.

In our opinion, the financial statements and financial highlights referred to above present fairly, in all material respects, the financial position of MFS Money Market Portfolio as of December 31, 2008, the results of its operations for the year then ended, the changes in its net assets for each of the two years in the period then ended, and the financial highlights for each of the five years in the period then ended, in conformity with accounting principles generally accepted in the United States of America.

DELOITTE & TOUCHE LLP

Boston, Massachusetts

February 19, 2009

14

TRUSTEES AND OFFICERS – IDENTIFICATION AND BACKGROUND

The Trustees and officers of the Trust, as of February 1, 2009, are listed below, together with their principal occupations during the past five years. (Their titles may have varied during that period.) The address of each Trustee and officer is 500 Boylston Street, Boston, Massachusetts 02116.

Name, Date of Birth	Position(s) Held with Fund	Trustee/Officer Since (1)	Principal Occupations During the Past Five Years and Other Directorships (2)
INTERESTED TRUSTEE
David D. Horn (3) (born 6/07/41)	Trustee	April 1986	Private investor; Sun Life Assurance Company of Canada, Senior Vice President and General Manager for the United States (until 1997); Director (until March 2004)

INDEPENDENT TRUSTEES
J. Kermit Birchfield (born 1/08/40)	Chairman	May 1997	Consultant; Century Partners, Inc. (investments), Director; Displaytech, Inc. (technology), Director; Dessin Fournir LLC (furniture manufacturer), Director (2005 to present); Intermountain Gas Company, Inc. & Intermountain Industries, Inc. (oil & gas exploration and production), Director; Site Watch LLC (software to monitor oil tanks), Managing Director (2006 to present); Juridica Investments (fund investing in judicial matters), Director (2007 to present); HPSC, Inc. (medical financing), Director (until January 2004)

Robert C. Bishop (born 1/13/43)	Trustee	May 2001	AutoImmune, Inc. (pharmaceutical product development), Chairman, President and Chief Executive Officer; Caliper Life Sciences Corp. (laboratory analytical instruments), Director; Millipore Corporation (purification/filtration products), Director; Waterstreet Capital (leverage buyouts), Advisory Board (August 2006 to present); Optobionics Corporation (ophthalmic devices), Director (2002 to 2007)

Frederick H. Dulles (born 3/12/42)	Trustee	May 2001	Ten State International Law PLLC (law firm), Of Counsel (since 2006); Prudential Carolina Real Estate, (real estate), Broker (since 2006); Free Enterprise Foundation, Inc. (research institute), Director & Secretary (until 2008); Disher, Hamrick & Myers Residential, Inc. (real estate) Broker (2005 until 2006); Frederick H. Dulles law practice (until 2006); Ten State Street LLP (law firm), Member (until 2005)

Marcia A. Kean (born 6/30/48)	Trustee	April 2005	Feinstein Kean Healthcare (consulting), Chief Executive Officer

Ronald G. Steinhart (born 6/15/40)	Trustee	May 2001	Private investor; Penske Automotive Group (automotive retailer), Director; Animal Health International, Inc. (animal health products), Director (since 2007); Texas Industries (concrete/aggregates/cement), Director (since 2007); Penson Worldwide, Inc. (securities clearance), Director (since 2006); Carreker Corporation (technology consulting) Director (until 2005); Prentiss Properties Trust (real estate investment trust), Director (until 2006)

Haviland Wright (born 7/21/48)	Trustee	May 2001	Profitability of Hawaii (software), Chief Development Officer (since December 2008); Elixir Technologies Corporation (software) Director (since 2005); Nano Loa Inc. (liquid crystal displays), Director

TRUSTEE EMERITUS
Samuel Adams (born 10/19/25)	Trustee Emeritus		Retired; K&L Gates LLP (law firm), Of Counsel

OFFICERS
Maria F. Dwyer (4) (born 12/01/58)	President	November 2005	Massachusetts Financial Services Company, Executive Vice President and Chief Regulatory Officer (since March 2004) Chief Compliance Officer (since December 2006); Fidelity Management & Research Company, Vice President (prior to March 2004); Fidelity Group of Funds, President and Treasurer (until March 2004)

Christopher R. Bohane (4) (born 1/18/74)	Assistant Secretary and Assistant Clerk	July 2005	Massachusetts Financial Services Company, Vice President and Senior Counsel

John M. Corcoran (4) (born 4/13/65)	Treasurer	October 2008	Massachusetts Financial Services Company, Senior Vice President (since October 2008); State Street Bank and Trust (financial services provider), Senior Vice President, (until September 2008)

Ethan D. Corey (4) (born 11/21/63)	Assistant Secretary and Assistant Clerk	July 2005	Massachusetts Financial Services Company, Senior Vice President and Associate General Counsel (since 2004); Dechert LLP (law firm), Counsel (prior to December 2004)

David L. DiLorenzo (4) (born 8/10/68)	Assistant Treasurer	July 2005	Massachusetts Financial Services Company, Vice President (since June 2005); JP Morgan Investor Services, Vice President (until June 2005)

Timothy M. Fagan (4) (born 7/10/68)	Assistant Secretary and Assistant Clerk	September 2005	Massachusetts Financial Services Company, Vice President and Senior Counsel (since September 2005); John Hancock Advisers, LLC, Vice President, Senior Attorney and Chief Compliance Officer (until August 2005)

15

Trustees and Officers – continued

Name, Date of Birth	Position(s) Held with Fund	Trustee/Officer Since (1)	Principal Occupations During the Past Five Years and Other Directorships (2)
Mark D. Fischer (4) (born 10/27/70)	Assistant Treasurer	July 2005	Massachusetts Financial Services Company, Vice President (since May 2005); JP Morgan Investment Management Company, Vice President (until May 2005)

Robyn L. Griffin (born 7/04/75)	Assistant Independent Chief Compliance Officer	August 2008	Griffin Compliance LLC (provider of compliance services), Principal (since August 2008); State Street Corporation (financial services provider), Mutual Fund Administration Assistant Vice President (October 2006 – July 2008); Liberty Mutual Group (insurance), Personal Market Assistant Controller (April 2006 – October 2006); Deloitte & Touche LLP (professional services firm), Senior Manager (prior to April 2006)

Brian E. Langenfeld (4) (born 3/07/73)	Assistant Secretary and Assistant Clerk	May 2006	Massachusetts Financial Services Company, Vice President and Senior Counsel (since May 2006); John Hancock Advisers, LLC, Assistant Vice President and Counsel (until April 2006)

Ellen Moynihan (4) (born 11/13/57)	Assistant Treasurer	May 1997	Massachusetts Financial Services Company, Senior Vice President

Susan S. Newton (4) (born 3/07/50)	Assistant Secretary and Assistant Clerk	May 2005	Massachusetts Financial Services Company, Senior Vice President and Associate General Counsel (since April 2005); John Hancock Advisers, LLC, Senior Vice President, Secretary and Chief Legal Officer (until April 2005)

Susan A. Pereira (4) (born 11/05/70)	Assistant Secretary and Assistant Clerk	July 2005	Massachusetts Financial Services Company, Vice President and Senior Counsel (since June 2004); Bingham McCutchen LLP (law firm), Associate (until June 2004)

Mark N. Polebaum (4) (born 5/01/52)	Secretary and Clerk	February 2006	Massachusetts Financial Services Company, Executive Vice President, General Counsel and Secretary (since January 2006); Wilmer Cutler Pickering Hale and Dorr LLP (law firm), Partner (until January 2006)

Frank L. Tarantino (born 3/07/44)	Independent Chief Compliance Officer	September 2004	Tarantino LLC (provider of compliance services), Principal (since June 2004); CRA Business Strategies Group (consulting services), Executive Vice President (until June 2004)

Richard S. Weitzel (4) (born 7/16/70)	Assistant Secretary and Assistant Clerk	October 2007	Massachusetts Financial Services Company, Vice President and Assistant General Counsel (since 2004); Massachusetts Department of Business and Technology, General Counsel (until April 2004)

James O. Yost (4) (born 6/12/60)	Assistant Treasurer	April 1992	Massachusetts Financial Services Company, Senior Vice President

(1)	Date first appointed to serve as Trustee/Officer of an MFS fund or a Compass variable account. Each Trustee has served continuously since appointment.

(2)	Directorships or trusteeships of companies required to report to the Securities and Exchange Commission (i.e., “public companies”).

(3)	“Interested person” of the Trust, within the meaning of the Investment Company Act of 1940 (referred to as the 1940 Act), which is the principal federal law governing investment companies like the Trust, as a result of position with Sun Life of Canada (U.S.). The address of Sun Life of Canada (U.S.) is One Sun Life Executive Park, Wellesley Hills, Massachusetts 02481.

(4)	“Interested person” of MFS within the meaning of the 1940 Act. The address of MFS is 500 Boylston Street, Boston, Massachusetts 02116.

The Trust does not hold annual meetings for the purpose of electing Trustees, and Trustees are not elected for fixed terms. Each Trustee and officer holds office until his or her successor is chosen and qualified, or until his or her earlier death, resignation, retirement or removal.

All Trustees currently serve as Trustees of the Trust and have served in that capacity since originally elected or appointed. All of the Trustees are also Managers of the Compass Variable Accounts. The executive officers of the Trust hold similar offices for the Compass Variable Accounts and other funds in the MFS fund complex. As of January 1, 2009, each Trustee serves as a Trustee or Manager of 35 Accounts/Funds.

The Statement of Additional Information contains further information about the Trustees and is available without charge upon request by calling 1-800-752-7215.

Investment Adviser Massachusetts Financial Services Company 500 Boylston Street, Boston, MA 02116-3741	Custodian State Street Bank and Trust 1 Lincoln Street, Boston, MA 02111-2900
Distributor MFS Fund Distributors, Inc. 500 Boylston Street, Boston, MA 02116-3741	Independent Registered Public Accounting Firm Deloitte & Touche LLP 200 Berkeley Street, Boston, MA 02116
Portfolio Manager Edward O’Dette

16

BOARD REVIEW OF INVESTMENT ADVISORY AGREEMENT

The Investment Company Act of 1940 requires that both the full Board of Trustees and a majority of the non-interested (“independent”) Trustees, voting separately, annually approve the continuation of the investment advisory agreement between MFS Variable Insurance Trust II (the “Trust”) and Massachusetts Financial Services Company (“MFS”) on behalf of the Fund. The Trustees consider matters bearing on the Fund and the advisory arrangements at their meetings throughout the year, including a review of performance data at each regular meeting. In addition, the independent Trustees met in May and again in July 2008 (“contract review meetings”) for the specific purpose of considering whether to approve the continuation of the investment advisory agreement for the Fund. The independent Trustees were assisted in their evaluation of the investment advisory agreement by independent legal counsel, from whom they received separate legal advice and with whom they met separately from MFS management during various contract review meetings. The independent Trustees were also assisted in this process by the Fund’s Independent Chief Compliance Officer, a full-time senior officer appointed by and reporting to the independent Trustees.

In connection with their deliberations, the Trustees, including the independent Trustees, considered such information and factors as they believed, in light of the legal advice furnished to them and their own business judgment, to be relevant. The investment advisory agreement was considered separately for the Fund, although the Trustees also took into account the common interests of all Funds in the Trust in their review. As described below, the Trustees considered the nature, quality, and extent of the various investment advisory, administrative, and shareholder services performed by MFS under the existing investment advisory agreement and other arrangements with the Trust.

In connection with their contract review meetings, the Trustees received and relied upon materials which included, among other items: (i) information provided by Lipper Inc. on the investment performance of the Fund for various time periods ended December 31, 2007, compared to the investment performance of a group of funds with substantially similar investment classifications/objectives (the “Lipper performance universe”), (ii) information provided by Lipper Inc. on the Fund’s advisory fees and other expenses compared to the advisory fees and other expenses of comparable funds identified by Lipper (the “Lipper expense group”), (iii) information provided by MFS on the advisory fees of comparable portfolios of its other clients, including institutional separate account and other clients, (iv) information as to whether expense waivers, reimbursements or fee “breakpoints” are observed for the Fund, (v) information regarding MFS’ financial results and financial condition, including MFS’ and certain of its affiliates’ estimated profitability from services performed for the Fund, (vi) MFS’ views regarding the outlook for the mutual fund industry and its strategic business plans, (vii) descriptions of various functions performed by MFS for the Trust, such as compliance monitoring and portfolio trading practices, and (viii) information regarding the overall organization of MFS, including information about MFS’ senior management and other personnel providing investment advisory, administrative and other services to the Fund. The comparative performance, fee and expense information prepared and provided by Lipper Inc. was not independently verified, and the independent Trustees did not independently verify any information provided to them by MFS.

The Trustees’ conclusion as to the continuation of the investment advisory agreement was based on comprehensive consideration of all information provided to the Trustees and not the result of any single factor. Some of the factors that figured particularly in the Trustees’ deliberations are described below for the Fund, while individual Trustees may have given different weight to various factors and evaluated the information presented as a whole differently than another Trustee. The Trustees recognized that the fee arrangements for the Fund reflect years of review and discussion between the independent Trustees and MFS, that certain aspects of such arrangements may receive greater scrutiny in some years than others, and that the Trustees’ conclusions may be based, in part, on their consideration of these same arrangements during the course of the year and in prior years.

Based on information provided by Lipper Inc., the Trustees compared the Fund’s total return investment performance to the performance of a peer group of funds over various time periods. The Trustees placed particular emphasis on the total return performance of the Fund’s Initial Class shares in comparison to the performance of funds in its Lipper performance universe over the one-, three- and five-year periods. The Trustees did not rely on performance results for more recent periods, including those shown elsewhere in this report.

The Trustees noted the performance of the Fund’s Initial Class shares was in the 3rd quintile relative to the other funds in the Lipper Classification Index for the one-year period (the 1st quintile being the best performers and the 5th quintile being the worst performers). The total return performance of the Fund was also in the 3rd quintile for the three-year period and the five-year period ended December 31, 2007, relative to the Lipper performance universe. Based on the nature and quality of services provided by MFS, the Board of Trustees concluded that the Fund’s performance was satisfactory.

In the course of their deliberations, the Trustees took into account information provided by MFS during contract review meetings, as well as during investment review meetings conducted with portfolio management personnel during the course of the year.

17

Board Review of Investment Advisory Agreement – continued

In assessing the reasonableness of the Fund’s advisory fee, the Trustees considered, among other information, the Fund’s advisory fee and the total expense ratio of the Fund’s Initial Class shares as a percentage of average daily net assets, compared to the advisory fee and total expense ratios of its peer group of funds based on information provided by Lipper Inc. The Trustees also considered the advisory fees charged by MFS to institutional accounts. In comparing these fees, the Trustees considered the generally broader scope of services provided by MFS to the Trust than those provided to institutional accounts. The Trustees also considered the higher demands placed on MFS’ investment personnel and trading infrastructure as a result of the daily cash in-flows and out-flows of the Fund, and the impact on MFS and related expenses due to the more extensive regulatory regime to which the Fund is subject, compared to institutional accounts.

In considering the fees, the Trustees noted from the Lipper data that the Fund’s effective advisory fee rate and total expense ratio were each above the median of such fees and expenses of funds in the Lipper expense group. The Trustees further noted that MFS agreed to continue to reduce its advisory fee on average daily net assets over $500 million, and they accepted MFS’ offer to continue the total expense limitation for the next year. The Trustees further concluded that the existing breakpoint was sufficient to allow the Fund to benefit from economies of scale as its assets grow. The Trustees concluded that the fees were reasonable in light of the nature and quality of services provided.

The Trustees also considered information prepared by MFS relating to its costs and profits with respect to the Fund and other investment companies and accounts advised by MFS, as well as MFS’ methodologies used to determine and allocate its costs to the Fund and other accounts and products for purposes of estimating profitability.

After reviewing these and other factors described below, the Trustees concluded that the advisory fees charged to the Fund represent reasonable compensation in light of the nature and quality of the services being provided by MFS.

In addition, the Trustees considered MFS’ resources and related efforts to continue to retain, attract and motivate capable personnel to serve the Fund. The Trustees also considered the financial resources of MFS and its parent, Sun Life Financial Inc. The Trustees further considered any advantages and possible disadvantages of having an adviser which also serves other investment companies as well as institutional accounts.

The Trustees also considered the nature, quality, cost, and extent of administrative, transfer agency, and distribution services provided to the Fund by MFS and its affiliates under agreements and plans other than the investment advisory agreement, including the 12b-1 fees the Fund pays to MFS Fund Distributors, Inc., an affiliate of MFS. The Trustees also considered the nature, extent and quality of certain other services MFS performs or arranges on the Fund’s behalf, which may include securities lending programs, directed expense payment programs, class action recovery programs, and MFS’ interaction with third-party service providers, principally custodians and sub-custodians. The Trustees concluded that the various non-advisory services provided by MFS and its affiliates on behalf of the Fund were satisfactory. The Trustees also considered the benefits to MFS from the use of the Fund’s portfolio brokerage commissions to pay for research and other similar services and various other factors. Additionally, the Trustees considered so-called “fall-out benefits” to MFS such as reputational value derived from serving as investment manager to the Trust, and determined that any such benefits derived by MFS were reasonable and fair.

Based on their evaluation of factors that they deemed to be material, including those factors described above, the Board of Trustees, including a majority of the independent Trustees, concluded that the investment advisory agreement should be continued for an additional one-year period, commencing September 1, 2008.

A discussion regarding the Board’s most recent review and renewal of the fund’s Investment Advisory Agreement with MFS is available by clicking on the fund’s name under “Variable Insurance Portfolios-VIT II” in the “Products & Performance” section on the MFS Web site (mfs.com).

18

PROXY VOTING POLICIES AND INFORMATION

A general description of the MFS funds’ proxy voting policies and procedures is available without charge, upon request, by calling
1-800-225-2606, by visiting the Proxy Voting section of mfs.com or by visiting the SEC’s Web site at http://www.sec.gov.

Information regarding how the fund voted proxies relating to portfolio securities during the most recent twelve-month period ended June 30 is available without charge by visiting the Proxy Voting section of mfs.com or by visiting the SEC’s Web site at http://www.sec.gov.

QUARTERLY PORTFOLIO DISCLOSURE

The fund will file a complete schedule of portfolio holdings with the Securities and Exchange Commission (the Commission) for the first and third quarters of each fiscal year on Form N-Q. The fund’s Form N-Q may be reviewed and copied at the:

Public Reference Room

Securities and Exchange Commission

100 F Street, NE, Room 1580

Washington, D.C. 20549

Information on the operation of the Public Reference Room may be obtained by calling the Commission at 1-800-SEC-0330. The fund’s Form N-Q is available on the EDGAR database on the Commission’s Internet Web site at http://www.sec.gov, and copies of this information may be obtained, upon payment of a duplicating fee, by electronic request at the following e-mail address: publicinfo@sec.gov or by writing the Public Reference Section at the above address.

19

MFS® PRIVACY NOTICE

Privacy is a concern for every investor today. At MFS Investment Management® and the MFS funds, we take this concern very seriously. We want you to understand our policies about the investment products and services that we offer, and how we protect the nonpublic personal information of investors who have a direct relationship with us and our wholly owned subsidiaries.

Throughout our business relationship, you provide us with personal information. We maintain information and records about you, your investments, and the services you use. Examples of the nonpublic personal information we maintain include

•	data from investment applications and other forms
•	share balances and transactional history with us, our affiliates, or others
•	facts from a consumer reporting agency

We do not disclose any nonpublic personal information about our customers or former customers to anyone, except as permitted by law. We may share nonpublic personal information with third parties or certain of our affiliates in connection with servicing your account or processing your transactions. We may share information with companies or financial institutions that perform marketing services on our behalf or with other financial institutions with which we have joint marketing arrangements, subject to any legal requirements.

Authorization to access your nonpublic personal information is limited to appropriate personnel who provide products, services, or information to you. We maintain physical, electronic, and procedural safeguards to help protect the personal information we collect about you.

If you have any questions about the MFS privacy policy, please call 1-800-225-2606 any business day between 8 a.m. and 8 p.m. Eastern time.

Note: If you own MFS products or receive MFS services in the name of a third party such as a bank or broker-dealer, their privacy policy may apply to you instead of ours.

20

M F S®
INVESTMENT MANAGEMENT

MFS® Technology Portfolio

MFS® Variable Insurance Trust II
Annual report

12/31/08
TKS-ANN

MFS® TECHNOLOGY PORTFOLIO

The report is prepared for the general information of contract owners. It is authorized for distribution to prospective investors only when preceded or accompanied by a current prospectus.

NOT FDIC INSURED • MAY LOSE VALUE • NO BANK GUARANTEE • NOT A DEPOSIT • NOT INSURED BY ANY FEDERAL GOVERNMENT AGENCY OR NCUA/NCUSIF

LETTER FROM THE CEO

Dear Contract Owners:

The market downturns and economic setbacks of late probably rank among the worst financial declines most of us have experienced. Inevitably, people may be questioning their commitment to investing. Still, it is important to remember that downturns are an inescapable part of the business cycle. Such troughs have been seen before, and if we can use history as a guide, market recoveries typically have followed.

Recent events have clearly shown us the value of certain types of investments. In this environment, two of the hallmarks of mutual funds — transparency and liquidity — have become critically important. Unlike some other types of investments, the operations of mutual funds are relatively transparent to their shareholders. With their daily redemption feature, mutual funds also generally provide easy, convenient access to one’s money. Through these recent market upheavals, this level of liquidity enhanced the ability of mutual fund investors to respond and modify their investments as they and their advisors saw fit — a flexibility that those in less liquid investments simply did not have at their disposal.

At MFS® we take particular pride in how well mutual funds can serve investors because we invented the mutual fund in the United States. Established in 1924, Massachusetts Investors Trust was the nation’s first fund. Recent market events only reinforce what we have learned through 85 years — that mutual funds provide unique features that are important to investors in any type of market climate.

Respectfully,

Robert J. Manning

Chief Executive Officer and Chief Investment Officer

MFS Investment Management®

February 17, 2009

The opinions expressed in this letter are subject to change, may not be relied upon for investment advice, and no forecasts can be guaranteed.

Before investing, consider the fund’s investment objectives, risks, charges, and expenses. For a prospectus containing this and other information, contact your investment professional or view online. Read it carefully.

MFS Fund Distributors, Inc., 500 Boylston Street, Boston, MA 02116

1

PORTFOLIO COMPOSITION

Portfolio structure (i)

Top ten holdings (i)
MicroStrategy, Inc., “A”	7.3%
Hewlett-Packard Co.	6.5%
Apple, Inc.	6.3%
VeriSign, Inc.	5.7%
Marvell Technology Group Ltd.	5.4%
Flextronics International Ltd.	5.1%
SanDisk Corp.	4.7%
Samsung Electronics Co. Ltd., GDR	4.2%
Oracle Corp.	3.7%
National Semiconductor Corp.	3.6%

Top five industries (i)
Electronics(s)	29.6%
Computer Software	22.5%
Computer Software – Systems	12.8%
Network & Telecom	9.9%
Internet	6.1%

(s)	Top Five Industry combines both Common Stocks & Securities Sold Short.

(i)	For purposes of this presentation, the bond component includes accrued interest amounts and both the bond and equity component may be positively or negatively impacted by the equivalent exposure from any derivative holdings, if applicable.

Percentages are based on net assets as of 12/31/08.

The portfolio is actively managed and current holdings may be different.

2

MANAGEMENT REVIEW

Summary of Results

For the twelve months ended December 31, 2008, Initial Class shares of the MFS Technology Portfolio (the “fund”) provided a total return of –50.92%, while Service Class shares of the fund provided a total return of –51.09%. These returns include the impact of a material class action settlement received by the fund during the reporting period (see Performance Summary for details). The fund’s returns compare with a return of –37.00% for the fund’s benchmark, the Standard & Poor’s 500 Stock Index, and a return of
–43.33% for the fund’s other benchmark, the Standard & Poor’s North American Technology Sector Index.

Market Environment

The U.S. economy and financial markets experienced significant deterioration and extraordinary volatility over the reporting period. U.S. economic growth slowed significantly, despite the short-term bounce from the second quarter fiscal stimulus. Strong domestic headwinds included accelerated deterioration in the housing market, anemic corporate investment, a rapidly declining job market, and a much tighter credit environment. During the period, a seemingly continuous series of tumultuous financial events hammered markets, including: the distressed sale of failing Bear Stearns to JPMorgan, the conservatorship of Government Sponsored Enterprises (GSEs) Fannie Mae and Freddie Mac, the bankruptcy of investment bank Lehman Brothers, the Federal Reserve Bank’s complex intervention of insurance company American International Group (AIG), the nationalization of several large European banks, the failure of Washington Mutual, and the distressed sale of Wachovia. As a result of this barrage of turbulent news, global equity markets pushed significantly lower and credit markets witnessed the worst dislocation since the beginning of the credit crisis. Though conditions improved towards the end of the period, the state of financial and macroeconomic dislocation remained severe.

While reasonably resilient during the first half of the period, the global economy and financial system increasingly experienced considerable negative spillovers from the U.S. slowdown. Not only did Europe and Japan show obvious signs of economic softening, the more powerful engine of global growth – emerging markets – also displayed weakening dynamics.

During the reporting period, the U.S. Federal Reserve Board cut interest rates aggressively and introduced a multitude of new lending facilities to alleviate ever-tightening credit markets, while the U.S. federal government moved quickly to design and implement a meaningful fiscal stimulus package. Although several other global central banks also cut rates, the dilemma of rising energy and food prices heightened concerns among central bankers that inflationary expectations might become unhinged despite weaker growth. Only later in the reporting period did slowing global growth result in a very precipitous decline in commodity prices, which significantly eased inflation and inflationary expectations. As inflationary concerns diminished in the face of global deleveraging, and equity and credit markets deteriorated more sharply, a coordinated rate cut marked the beginning of much more aggressive easing by the major global central banks.

Detractors from Performance

Relative to the S&P North American Technology Sector Index, stock selection and, to a lesser extent, an overweighted position in the electronics industry held back performance. The fund’s holdings of electronic device manufacturer RF Micro Devices, flash memory storage products maker SanDisk, solar power equipment company GT Solar International (aa)(g), and electronics assembly service provider Flextronics International (aa) (Singapore) were top relative detractors for the reporting period. We feel that shares of Flextronics fell as the market became concerned about weak industry demand and how potential funding constraints could impair the company.

The fund’s allocation to the broadcasting industry, which is not represented in the index, also hindered relative returns. Our positioning in poor-performing satellite radio provider Sirius XM Radio (aa), which is not a benchmark constituent, was a top relative detractor within this industry. During a period where credit markets tightened and discretionary consumer spending slowed significantly, businesses such as Sirius performed poorly. The company also struggled with a high debt load.

Security selection in the network and telecom industry was another area of relative weakness. Top detractors within this industry included wireless telecommunications companies Nokia (aa) (Finland), Research In Motion (Canada), and QUALCOMM (g). Our holdings of QUALCOMM consisted of a number of put options and a short position in the underlying security positioned as a hedge to reduce our exposure to the network and telecom industry. We believe that shares of Research In Motion suffered during the latter part of the reporting period due to concerns that the company spent too heavily to push a new slate of sleek BlackBerry devices into the marketplace.

Stocks in other industries that held back relative performance included business intelligence software company MicroStrategy and interactive entertainment software company THQ, Inc.

3

Management Review – continued

Contributors to Performance

The fund held put options and short positions in certain stocks in order to hedge exposure to certain industries relative to the benchmark. Several of these hedge positions, including financial data and software provider FactSet Research Systems (aa), publishing software company Adobe Systems (g), video game maker Activision Blizzard, and direct-sale computer vendor Dell (g), positively contributed to our relative results during the reporting period. In addition, holding a long position and call options in Internet search company Google, and not owning poor-performing wireless and broadband communications firm Motorola, also aided relative results.

Other top contributors in the fund included customer information software manager Salesforce.com (g), credit card company VISA, and access infrastructure products manufacturer Citrix Systems (g). Shares of Citrix rose, in part, due to an increase in profits that were driven by tight cost controls and strong sales of the company’s XenApp virtualization technology.

The fund’s cash position was also a contributor to relative performance. The fund holds cash to buy new holdings and to provide liquidity. In a period when equity markets declined, as measured by the fund’s benchmark, holding cash helped performance versus the benchmark, which has no cash position.

Respectfully,

Telis Bertsekas

Portfolio Manager

(aa)	Security is not a benchmark constituent.

(g)	Security was not held in the portfolio at period end.

The views expressed in this report are those of the portfolio manager only through the end of the period of the report as stated on the cover and do not necessarily reflect the views of MFS or any other person in the MFS organization. These views are subject to change at any time based on market or other conditions, and MFS disclaims any responsibility to update such views. These views may not be relied upon as investment advice or an indication of trading intent on behalf of any MFS portfolio. References to specific securities are not recommendations of such securities, and may not be representative of any MFS portfolio’s current or future investments.

4

PERFORMANCE SUMMARY THROUGH 12/31/08

The following chart illustrates the historical performance of the fund in comparison to its benchmark(s). Benchmark comparisons are unmanaged; do not reflect any fees or expenses; and cannot be invested in directly. The performance of other share classes will be greater than or less than that of the class depicted below. (See Notes to Performance Summary.)

Performance data shown represents past performance and is no guarantee of future results. Investment return and principal value fluctuate so your units, when sold, may be worth more or less than the original cost; current performance may be lower or higher than quoted. The performance shown does not reflect the deduction of taxes, if any, that a contract holder would pay on fund distributions or the redemption of contract units. The returns for the fund shown also do not reflect the deduction of expenses associated with variable products, such as mortality and expense risk charges, separate account charges, and sales charges imposed by the insurance company separate accounts. Such expenses would reduce the overall returns shown.

Growth of a hypothetical $10,000 investment (t)

Total rates of return through 12/31/08

Average Annual Total Returns

Share class	Class inception date	1-yr	5-yr	Life (t)
Initial Class	6/16/00	(50.92)%	(4.78)%	(12.45)%
Service Class	8/24/01	(51.09)%	(5.06)%	(12.68)%

Comparative Benchmarks

Standard & Poor’s 500 Stock Index (f)	(37.00)%	(2.19)%	(3.91)%
Standard & Poor’s North American Technology Sector Index (f)	(43.33)%	(5.38)%	(13.31)%

(f)	Source: FactSet Research Systems, Inc.

(t)	For the period from the commencement of the fund’s investment operations, June 16, 2000, through the stated period end.

Included in the Initial Class and Service Class total returns for the year ended December 31, 2008 are proceeds received from a non-recurring litigation settlement with Nortel Networks Corp., had these proceeds not been included the 1-yr total returns would have each been lower by approximately 0.58%.

Benchmark Definitions

Standard & Poor’s 500 Stock Index – a market capitalization-weighted index of 500 widely held equity securities, designed to measure broad U.S. equity performance.

Standard & Poor’s North American Technology Sector Index (formerly the Goldman Sachs Technology Industry Composite Index) – a modified market capitalization-weighted index that measures the performance of selected technology stocks.

It is not possible to invest directly in an index.

Notes to Performance Summary

Performance for the Service Class includes the performance of the fund’s Initial Class for periods prior to their offering. Because Service Class expenses are higher than those of Initial Class, performance shown for Service Class is higher than it

5

Performance Summary – continued

would have been had it been offered for the entire period. Performance has not been adjusted to take into account differences in class specific operating expenses (such as Rule 12b-1 fees). Please see the prospectus for additional information about performance and expenses.

Performance results reflect any applicable expense subsidies and waivers in effect during the periods shown. Without such subsidies and waivers the fund’s performance results would be less favorable. Please see the prospectus for complete details. All results are historical and assume the reinvestment of any dividends and capital gains distributions.

From time to time the fund may receive proceeds from litigation settlements, without which performance would be lower.

6

EXPENSE TABLE

Fund Expenses Borne by the Contract Holders During the Period,

July 1, 2008 through December 31, 2008

As a contract holder of the fund, you incur ongoing costs, including management fees; distribution (12b-1) fees; and other fund expenses. This example is intended to help you understand your ongoing costs (in dollars) of investing in the fund and to compare these costs with the ongoing costs of investing in other mutual funds.

The example is based on an investment of $1,000 invested at the beginning of the period and held for the entire period July 1, 2008 through December 31, 2008.

Actual Expenses

The first line for each share class in the following table provides information about actual account values and actual expenses. You may use the information in this line, together with the amount you invested, to estimate the expenses that you paid over the period. Simply divide your account value by $1,000 (for example, an $8,600 account value divided by $1,000 = 8.6), then multiply the result by the number in the first line under the heading entitled “Expenses Paid During Period” to estimate the expenses you paid on your account during this period.

Hypothetical Example for Comparison Purposes

The second line for each share class in the following table provides information about hypothetical account values and hypothetical expenses based on the fund’s actual expense ratio and an assumed rate of return of 5% per year before expenses, which is not the fund’s actual return. The hypothetical account values and expenses may not be used to estimate the actual ending account balance or expenses you paid for the period. You may use this information to compare the ongoing costs of investing in the fund and other funds. To do so, compare this 5% hypothetical example with the 5% hypothetical examples that appear in the shareholder reports of the other funds.

Please note that the expenses shown in the table are meant to highlight the fund’s ongoing costs only and do not take into account the fees and expenses imposed under the variable contracts through which your investment in the fund is made. Therefore, the second line for each share class in the table is useful in comparing ongoing costs associated with an investment in vehicles (such as the fund) which fund benefits under variable annuity and variable life insurance contracts and to qualified pension and retirement plans only, and will not help you determine the relative total costs of investing in the fund through variable annuity and variable life insurance contracts. If the fees and expenses imposed under the variable contracts were included, your costs would have been higher.

Share Class		Annualized Expense Ratio	Beginning Account Value 7/01/08	Ending Account Value 12/31/08	Expenses Paid During Period (p) 7/01/08-12/31/08
Initial Class	Actual	1.04%	$1,000.00	$551.55	$4.06
	Hypothetical (h)	1.04%	$1,000.00	$1,019.91	$5.28
Service Class	Actual	1.29%	$1,000.00	$550.88	$5.03
	Hypothetical (h)	1.29%	$1,000.00	$1,018.65	$6.55

(h)	5% class return per year before expenses.

(p)	Expenses paid is equal to each class’ annualized expense ratio, as shown above, multiplied by the average account value over the period, multiplied by the number of days in the period, divided by the number of days in the year.

7

PORTFOLIO OF INVESTMENTS – 12/31/08

The Portfolio of Investments is a complete list of all securities owned by your fund. It is categorized by broad-based asset classes.

Issuer	Shares/Par	Value ($)

COMMON STOCKS – 95.2%
Business Services – 3.3%
MasterCard, Inc., “A”	1,310	$187,238
Visa, Inc.	2,100	110,145

		$297,383

Computer Software – 24.9%
Akamai Technologies, Inc. (a)(p)	18,600	$280,674
McAfee, Inc. (a)	4,500	155,565
MicroStrategy, Inc., “A” (a)(s)	17,780	660,171
MSC Software Corp. (a)	46,486	310,526
Oracle Corp. (a)	18,630	330,310
VeriSign, Inc. (a)	26,992	515,007

		$2,252,253

Computer Software – Systems – 12.8%
Apple, Inc. (a)(s)	6,690	$570,992
Hewlett-Packard Co. (s)	16,200	587,898

		$1,158,890

Electronics – 31.8%
ASML Holding N.V.	7,000	$126,490
Entegris, Inc. (a)	26,300	57,597
Flextronics International Ltd. (a)	179,270	458,931
Intel Corp.	12,438	182,341
Marvell Technology Group Ltd. (a)	72,548	483,895
MEMC Electronic Materials, Inc. (a)	10,100	144,228
National Semiconductor Corp.	31,900	321,233
Nintendo Co. Ltd.	770	295,830
Samsung Electronics Co. Ltd., GDR	2,147	375,725
SanDisk Corp. (a)	44,200	424,320

		$2,870,590

Internet – 6.1%
Baidu.com, Inc., ADR (a)	1,370	$178,881
Google, Inc., “A” (a)	790	243,044
Tencent Holdings Ltd.	20,200	131,507

		$553,432

Leisure & Toys – 5.6%
Electronic Arts, Inc. (a)	9,400	$150,776
Take-Two Interactive Software, Inc.	24,470	184,993
THQ, Inc. (a)	41,000	171,790

		$507,559

Network & Telecom – 8.5%
Ciena Corp. (a)(p)	31,800	$213,060
High Tech Computer Corp.	11,000	110,960
Nokia Corp., ADR	7,950	124,020
Research in Motion Ltd. (a)	7,828	317,660

		$765,700

Personal Computers & Peripherals – 2.2%
NetApp, Inc. (a)	14,500	$202,565

Total Common Stocks (Identified Cost, $15,892,914)		$8,608,372

Issuer	Shares/Par	Value ($)

BONDS – 1.4%
Broadcasting – 1.4%
Sirius Satellite Radio, Inc., 9.625%, 2013 (Identified Cost, $341,992)	$675,000	$125,719

CONVERTIBLE BONDS – 2.3%
Computer Software – 1.2%
Verisign, Inc., 3.25%, 2037	$180,000	$113,175

Electronics – 1.1%
RF Micro Devices, Inc., 1%, 2014	$329,000	$98,289

Total Convertible Bonds (Identified Cost, $219,440)		$211,464

Issuer/Expiration Date/Strike Price	Number of Contracts

CALL OPTIONS PURCHASED – 0.6%
Baidu.com, Inc. – January 2009 @ $180 (a)	9	$234
Electronic Arts, Inc. – January 2009 @ $25 (a)	27	54
Research In Motion Ltd. – June 2009 @ $55 (a)	83	24,900
Research In Motion Ltd. – March 2009 @ $45 (a)	76	25,080

Total Call Options Purchased (Premiums Paid, $96,225)		$50,268

PUT OPTIONS PURCHASED – 1.1%
Activision Blizzard, Inc. – January 2009 @ $10 (a)	332	$46,480
Altera Corp. – January 2009 @ $17.5 (a)	158	17,380
Juniper Networks, Inc. – February 2009 @ $17 (a)	161	20,125
SAP Aktiengesellschaft – January 2009 @ $35 (a)	163	15,485

Total Put Options Purchased (Premiums Paid, $130,296)		$99,470

Total Investments (Identified Cost, $16,680,867)		$9,095,293

CALL OPTIONS WRITTEN – (0.3)%
Akamai Technologies, Inc. – February 2009 @ $15 (Premiums Received, $14,414) (a)	(145)	$(23,200)

Issuer	Shares/Par

SECURITIES SOLD SHORT – (2.7)%
FactSet Research Systems, Inc.	(2,900)	$(128,296)
Xilinx, Inc.	(6,600)	(117,612)

Total Securities Sold Short (Proceeds Received, $228,363)		$(245,908)

OTHER ASSETS, LESS LIABILITIES – 2.4%		214,485

Net Assets – 100.0%		$9,040,670

8

Portfolio of Investments – continued

(a)	Non-income producing security.

(p)	Security or a portion of the security was pledged to cover collateral requirements for written options. At December 31, 2008, the value of securities pledged amounted to $224,165.

(s)	Security or a portion of the security was pledged to cover collateral requirements for securities sold short. At December 31, 2008, the value of securities pledged amounted to $178,951.

The following abbreviations are used in this report and are defined:

ADR	American Depository Receipt

GDR	Global Depository Receipt

See Notes to Financial Statements

9

FINANCIAL STATEMENTS  |  STATEMENT OF ASSETS AND LIABILITIES

This statement represents your fund’s balance sheet, which details the assets and liabilities comprising the total value of the fund.

At 12/31/08
Assets
Investments, at value (identified cost, $16,680,867)	$9,095,293
Deposits with brokers for securities sold short	228,363
Foreign currency, at value (identified cost, $72,028)	72,925
Receivable for investments sold	106,767
Receivable for fund shares sold	9,266
Interest and dividends receivable	33,759
Receivable from investment adviser	9,422
Other assets	1,049
Total assets		$9,556,844
Liabilities
Payable to custodian	$111,324
Securities sold short, at value (proceeds received, $228,363)	245,908
Payable for investments purchased	78,095
Payable for fund shares reacquired	3,363
Written options outstanding, at value (premiums received, $14,414)	23,200
Payable to affiliates
Management fee	360
Distribution fees	13
Administrative services fee	55
Payable for trustees’ compensation	33
Accrued expenses and other liabilities	53,823
Total liabilities		$516,174
Net assets		$9,040,670
Net assets consist of
Paid-in capital	$44,998,294
Unrealized appreciation (depreciation) on investments and translation of assets and liabilities in foreign currencies	(7,611,003)
Accumulated net realized gain (loss) on investments and foreign currency transactions	(28,346,621)
Net assets		$9,040,670
Shares of beneficial interest outstanding		2,825,282
Initial Class shares
Net assets	$8,051,042
Shares outstanding	2,510,249
Net asset value per share		$3.21
Service Class shares
Net assets	$989,628
Shares outstanding	315,033
Net asset value per share		$3.14

See Notes to Financial Statements

10

FINANCIAL STATEMENTS  |  STATEMENT OF OPERATIONS

This statement describes how much your fund earned in investment income and accrued in expenses. It also describes any gains and/or losses generated by fund operations.

Year ended 12/31/08
Net investment loss
Income
Dividends	$159,900
Interest	34,098
Foreign taxes withheld	(15,659)
Total investment income		$178,339
Expenses
Management fee	$132,524
Distribution fees	6,008
Administrative services fee	9,999
Trustees’ compensation	2,630
Custodian fee	24,421
Shareholder communications	15,266
Auditing fees	42,228
Legal fees	7,127
Dividend and interest expense on securities sold short	2,692
Miscellaneous	7,537
Total expenses		$250,432
Fees paid indirectly	(343)
Reduction of expenses by investment adviser	(64,540)
Net expenses		$185,549
Net investment loss		$(7,210)
Realized and unrealized gain (loss) on investments and foreign currency transactions
Realized gain (loss) (identified cost basis)
Investment transactions (s)	$(3,697,031)
Written option transactions	362,147
Securities sold short	198,190
Foreign currency transactions	(11,043)
Net realized gain (loss) on investments and foreign currency transactions		$(3,147,737)
Change in unrealized appreciation (depreciation)
Investments	$(7,389,308)
Written options	(16,410)
Securities sold short	(17,545)
Translation of assets and liabilities in foreign currencies	901
Net unrealized gain (loss) on investments and foreign currency translation		$(7,422,362)
Net realized and unrealized gain (loss) on investments and foreign currency		$(10,570,099)
Change in net assets from operations		$(10,577,309)

(s)	Includes proceeds received from a non-recurring cash and shares settlement in the amount of $130,425 from a litigation settlement against Nortel Networks Corp.

See Notes to Financial Statements

11

FINANCIAL STATEMENTS  |  STATEMENTS OF CHANGES IN NET ASSETS

These statements describe the increases and/or decreases in net assets resulting from operations, any distributions, and any shareholder transactions.

For years ended 12/31	2008	2007
Change in net assets
From operations
Net investment loss	$(7,210)	$(77,368)
Net realized gain (loss) on investments and foreign currency transactions	(3,147,737)	5,055,683
Net unrealized gain (loss) on investments and foreign currency translation	(7,422,362)	(1,010,604)
Change in net assets from operations	$(10,577,309)	$3,967,711
Change in net assets from fund share transactions	$(5,120,880)	$(1,190,146)
Total change in net assets	$(15,698,189)	$2,777,565
Net assets
At beginning of period	24,738,859	21,961,294
At end of period	$9,040,670	$24,738,859

See Notes to Financial Statements

12

FINANCIAL STATEMENTS  |  FINANCIAL HIGHLIGHTS

The financial highlights table is intended to help you understand the fund’s financial performance for the past 5 years. Certain information reflects financial results for a single fund share. The total returns in the table represent the rate by which an investor would have earned (or lost) on an investment in the fund share class (assuming reinvestment of all distributions) held for the entire period.

Initial Class	Years ended 12/31
	2008		2007	2006	2005	2004
Net asset value, beginning of period	$6.54		$5.44	$4.46	$4.20	$4.10
Income (loss) from investment operations
Net investment income (loss) (d)	$(0.00	)(w)	$(0.02)	$(0.03)	$(0.03)	$(0.01)
Net realized and unrealized gain (loss) on investments and foreign currency	(3.33)		1.12	1.01	0.29	0.11
Total from investment operations	$(3.33)		$1.10	$0.98	$0.26	$0.10
Net asset value, end of period	$3.21		$6.54	$5.44	$4.46	$4.20
Total return (%) (k)(r)(s)	(50.92	)(x)	20.22	21.97	6.19	2.44 (b)
Ratios (%) (to average net assets) and Supplemental data:
Expenses before expense reductions (f)	1.39		1.21	1.34	1.18	1.11
Expenses after expense reductions (f)	1.02		1.00	1.00	1.00	1.01
Expenses after expense reductions excluding short sale dividend and interest expense (f)	1.00		N/A	N/A	N/A	N/A
Net investment loss	(0.00	)(w)	(0.31)	(0.55)	(0.66)	(0.21)
Portfolio turnover	244		249	234	196	110
Net assets at end of period (000 Omitted)	$8,051		$21,184	$18,813	$18,978	$23,069

See Notes to Financial Statements

13

Financial Highlights – continued

Service Class	Years ended 12/31
	2008		2007	2006	2005	2004
Net asset value, beginning of period	$6.42		$5.35	$4.40	$4.15	$4.07
Income (loss) from investment operations
Net investment loss (d)	$(0.02)		$(0.03)	$(0.04)	$(0.04)	$(0.02)
Net realized and unrealized gain (loss) on investments and foreign currency	(3.26)		1.10	0.99	0.29	0.10
Total from investment operations	$(3.28)		$1.07	$0.95	$0.25	$0.08
Net asset value, end of period	$3.14		$6.42	$5.35	$4.40	$4.15
Total return (%) (k)(r)(s)	(51.09	)(x)	20.00	21.59	6.02	1.97 (b)
Ratios (%) (to average net assets) and Supplemental data:
Expenses before expense reductions (f)	1.62		1.46	1.59	1.43	1.36
Expenses after expense reductions (f)	1.27		1.25	1.25	1.25	1.26
Expenses after expense reductions excluding short sale dividend and interest expense (f)	1.25		N/A	N/A	N/A	N/A
Net investment loss	(0.29)		(0.56)	(0.80)	(0.92)	(0.45)
Portfolio turnover	244		249	234	196	110
Net assets at end of period (000 Omitted)	$990		$3,555	$3,148	$3,375	$3,636

(b)	The fund’s net asset value and total return calculation include a non-recurring accrual recorded as a result of an administrative proceeding regarding disclosure of brokerage allocation practices in connection with fund sales. The non-recurring accrual did not have a material impact on the net asset value per share based on the shares outstanding on the day the accrual was recorded.

(d)	Per share data is based on average shares outstanding.

(f)	Ratios do not reflect reductions from fees paid indirectly, if applicable.

(k)	The total return does not reflect expenses that apply to separate accounts. Inclusion of these charges would reduce the total return figures for all periods shown.

(r)	Certain expenses have been reduced without which performance would have been lower.

(s)	From time to time the fund may receive proceeds from litigation settlements, without which performance would be lower.

(w)	Per share amount and ratio was less than 0.01.

(x)	Excluding the effect of the proceeds received from a non-recurring litigation settlement against Nortel Networks Corp., the total returns for the year ended December 31, 2008 would have been lower by approximately 0.58%.

See Notes to Financial Statements

14

NOTES TO FINANCIAL STATEMENTS

(1)	Business and Organization

MFS Technology Portfolio (the fund) is a series of MFS Variable Insurance Trust II (the trust). The trust is organized as a Massachusetts business trust and is registered under the Investment Company Act of 1940, as amended, as an open-end management investment company. The shares of the fund are sold to variable accounts established by insurance companies to fund benefits under variable contracts issued by such companies, and qualified retirement and pension plans.

(2)	Significant Accounting Policies

General – The preparation of financial statements in conformity with U.S. generally accepted accounting principles requires management to make estimates and assumptions that affect the reported amounts of assets and liabilities, and disclosure of contingent assets and liabilities at the date of the financial statements and the reported amounts of revenues and expenses during the reporting period. Actual results could differ from those estimates. The fund can invest in foreign securities, including securities of emerging market issuers. Investments in foreign securities are vulnerable to the effects of changes in the relative values of the local currency and the U.S. dollar and to the effects of changes in each country’s legal, political, and economic environment. The markets of emerging markets countries are generally more volatile than the markets of developed countries with more mature economies. All of the risks of investing in foreign securities previously described are heightened when investing in emerging markets countries.

Investment Valuations – Equity securities, including restricted equity securities, are generally valued at the last sale or official closing price as reported by a third party pricing service on the market or exchange on which they are primarily traded. For securities for which there were no sales reported that day, equity securities are generally valued at the last quoted daily bid quotation as reported by a third party pricing service on the market or exchange on which they are primarily traded. For securities held short for which there were no sales reported for the day, the position is generally valued at the last quoted daily ask quotation as reported by a third party pricing service on the market or exchange on which such securities are primarily traded. Debt instruments and floating rate loans (other than short-term instruments), including restricted debt instruments, are generally valued at an evaluated or composite bid as reported by a third party pricing service. Exchange-traded options are generally valued at the last sale or official closing price as reported by a third party pricing service on the exchange on which such options are primarily traded. Exchange-traded options for which there were no sales reported that day are generally valued at the last daily bid quotation as reported by a third party pricing service on the exchange on which such options are primarily traded. Options not traded on an exchange are generally valued at a broker-dealer bid quotation. Foreign currency options are generally valued using an external pricing model that uses market data from a third party source. Securities and other assets generally valued on the basis of information from a third party pricing service may also be valued at a broker-dealer bid quotation. Values obtained from pricing services can utilize both dealer-supplied valuations and electronic data processing techniques, which take into account factors such as institutional-size trading in similar groups of securities, yield, quality, coupon rate, maturity, type of issue, trading characteristics, and other market data. The values of foreign securities and other assets and liabilities expressed in foreign currencies are converted to U.S. dollars using the mean of bid and asked prices for rates reported by a third party pricing service.

The Board of Trustees has delegated primary responsibility for determining or causing to be determined the value of the fund’s investments (including any fair valuation) to the adviser pursuant to valuation policies and procedures approved by the Board. If the adviser determines that reliable market quotations are not readily available, investments are valued at fair value as determined in good faith by the adviser in accordance with such procedures under the oversight of the Board of Trustees. Under the fund’s valuation policies and procedures, market quotations are not considered to be readily available for most types of debt instruments and floating rate loans and many types of derivatives. These investments are generally valued at fair value based on information from third party pricing services. In addition, investments may be valued at fair value if the adviser determines that an investment’s value has been materially affected by events occurring after the close of the exchange or market on which the investment is principally traded (such as foreign exchange or market) and prior to the determination of the fund’s net asset value, or after the halting of trading of a specific security where trading does not resume prior to the close of the exchange or market on which the security is principally traded. Events that occur on a frequent basis after foreign markets close (such as developments in foreign markets and significant movements in the U.S. markets) and prior to the determination of the fund’s net asset value may be deemed to have a material affect on the value of securities traded in foreign markets. Accordingly, the fund’s foreign equity securities may often be valued at fair value. The adviser may rely on third party pricing services or other information (such as the correlation with price movements of similar securities in the same or other markets; the type, cost and investment characteristics of the security; the business and financial condition of the issuer; and trading and other market data) to assist in determining whether to fair value and at what value to fair value an investment. The value of an investment for purposes of calculating the fund’s net asset value can differ depending on the source and method used to determine value. When fair valuation is used, the value of investments used to determine the fund’s net asset value may differ from quoted or published prices for the same investments.

15

Notes to Financial Statements – continued

The fund adopted FASB Statement No. 157, Fair Value Measurements (the “Statement”). This Statement provides a single definition of fair value, a hierarchy for measuring fair value and expanded disclosures about fair value measurements.

Various inputs are used in determining the value of the fund’s assets or liabilities carried at market value. These inputs are categorized into three broad levels. Level 1 includes quoted prices in active markets for identical assets or liabilities. Level 2 includes other significant observable market-based inputs (including quoted prices for similar securities, interest rates, prepayment speed, and credit risk). Level 3 includes unobservable inputs, which may include the adviser’s own assumptions in determining the fair value of investments. Other financial instruments are derivative instruments not reflected in total investments, such as futures, forwards, swap contracts and written options. The following is a summary of the levels used as of December 31, 2008 in valuing the fund’s assets or liabilities carried at market value:

	Level 1	Level 2	Level 3	Total
Investments in Securities *	$7,973,906	$875,479	$—	$8,849,385
Other Financial Instruments	$(23,200)	$—	$—	$(23,200)

*	Level 1 is net of securities sold short, at value in the amount of $245,908

Foreign Currency Translation – Purchases and sales of foreign investments, income, and expenses are converted into U.S. dollars based upon currency exchange rates prevailing on the respective dates of such transactions or on the reporting date for foreign denominated receivables and payables. Gains and losses attributable to foreign currency exchange rates on sales of securities are recorded for financial statement purposes as net realized gains and losses on investments. Gains and losses attributable to foreign exchange rate movements on receivables, payables, income and expenses are recorded for financial statement purposes as foreign currency transaction gains and losses. That portion of both realized and unrealized gains and losses on investments that results from fluctuations in foreign currency exchange rates is not separately disclosed.

Derivative Risk – The fund may invest in derivatives for hedging or non-hedging purposes. While hedging can reduce or eliminate losses, it can also reduce or eliminate gains. When the fund uses derivatives as an investment to gain market exposure, or for hedging purposes, gains and losses from derivative instruments may be substantially greater than the derivative’s original cost. Cash that has been segregated on behalf of certain derivative contracts will be reported separately on the Statement of Assets and Liabilities as restricted cash. On some over-the-counter derivatives, the fund attempts to reduce its exposure to counterparty credit risk by entering into an ISDA Master Agreement on a bilateral basis with each of the counterparties with whom it undertakes a significant volume of transactions. The ISDA Master Agreement gives the fund the right, upon an event of default by the applicable counterparty, to close out all transactions traded under such agreement and to net amounts owed under each transaction to one net amount payable by one party to the other. This right to close out and net payments across all transactions traded under the ISDA Master Agreement could result in a reduction of the fund’s credit risk to such counterparty equal to any amounts payable by the fund under the applicable transactions, if any. However, absent an event of default by the counterparty, the ISDA Master Agreement does not result in an offset of reported balance sheet assets and liabilities across transactions between the fund and the applicable counterparty. Derivative instruments include written options and purchased options.

In March 2008, FASB Statement No. 161, Disclosures about Derivative Instruments and Hedging Activities (the “Standard”) was issued, and is effective for financial statements issued for fiscal years and interim periods beginning after November 15, 2008. This Standard provides enhanced disclosures about the fund’s use of and accounting for derivative instruments and the effect of derivative instruments on the fund’s results of operations and financial position. Management is evaluating the application of the Standard to the fund, and has not at this time determined the impact, if any, resulting from the adoption of this Standard on the fund’s financial statements.

FASB Staff Position (FSP) 133-1 was implemented during the period. FSP 133-1 amends FAS 133 to require sellers of credit derivatives to make disclosures that will enable financial statement users to assess the potential effects of those credit derivatives on an entity’s financial position, financial performance and cash flows. There was no impact from implementing FSP 133-1 as the fund did not hold any of these credit derivatives at period end.

Written Options – The fund may write call or put options in exchange for a premium. The premium is initially recorded as a liability, which is subsequently adjusted to the current value of the option contract. When a written option expires, the fund realizes a gain equal to the amount of the premium received. The difference between the premium and the amount paid on effecting a closing transaction is considered a realized gain or loss. When a written call option is exercised, the premium received is offset against the proceeds to determine the realized gain or loss. When a written put option is exercised, the premium reduces the cost basis of the security purchased by the fund. The fund, as writer of an option, may have no control over whether the underlying securities may be sold (call) or purchased (put) and, as a result, bears the market risk of an unfavorable change in the price of the securities underlying the written option. In general, written call options may serve as a

16

Notes to Financial Statements – continued

partial hedge against decreases in value in the underlying securities to the extent of the premium received. Collateral, in the form of cash or securities, may be required to be held in segregated accounts with the fund’s custodian in connection with these contracts.

Written Option Transactions

	Number of contracts	Premiums received
Outstanding, beginning of period	271	$125,144
Options written	5,060	409,132
Options closed	(1,844)	(326,007)
Options expired	(3,342)	(193,855)
Outstanding, end of period	145	$14,414

Purchased Options – The fund may purchase call or put options for a premium. Purchasing call options may be a hedge against an anticipated increase in the dollar cost of securities to be acquired or to increase the fund’s exposure to the underlying instrument. Purchasing put options may hedge against a decline in the value of portfolio securities. The premium paid is included as an investment in the Statement of Assets and Liabilities and is subsequently adjusted to the current value of the option. Premiums paid for purchased options which have expired are treated as realized losses on investments in the Statement of Operations. Premiums paid for purchased options which are exercised or closed are added to the amount paid or offset against the proceeds on the underlying security or financial instrument to determine the realized gain or loss. The risk of loss associated with purchased options is limited to the premium paid.

Short Sales – The fund may enter into short sales whereby it sells a security it does not own in anticipation of a decline in the value of that security. The fund will realize a gain if the security price decreases and a loss if the security price increases between the date of the short sale and the date on which the fund replaces the borrowed security. Losses from short sales can exceed the proceeds of the security sold; and they can also exceed the potential loss from an ordinary buy and sell transaction. The amount of any premium, dividends, or interest the fund may be required to pay in connection with a short sale will be recognized as a fund expense. The fund segregates cash or marketable securities in an amount that, when combined with the amount of proceeds from the short sale deposited with the broker, at least equals the current market value of the security sold short.

Security Loans – State Street Bank and Trust Company (“State Street”), as lending agent, may loan the securities of the fund to certain qualified institutions (the “Borrowers”) approved by the fund. The loans are collateralized by cash and/or U.S. Treasury and federal agency obligations in an amount typically at least equal to the market value of the securities loaned. State Street provides the fund with indemnification against Borrower default. The fund bears the risk of loss with respect to the investment of cash collateral. On loans collateralized by cash, the cash collateral is invested in a money market fund or short-term securities. A portion of the income generated upon investment of the collateral is remitted to the Borrowers, and the remainder is allocated between the fund and the lending agent. On loans collateralized by U.S. Treasury and/or federal agency obligations, a fee is received from the Borrower, and is allocated between the fund and the lending agent. Income from securities lending is included in interest income on the Statement of Operations. The dividend and interest income earned on the securities loaned is accounted for in the same manner as other dividend and interest income. At December 31, 2008, there were no securities on loan.

Indemnifications – Under the fund’s organizational documents, its officers and trustees may be indemnified against certain liabilities and expenses arising out of the performance of their duties to the fund. Additionally, in the normal course of business, the fund enters into agreements with service providers that may contain indemnification clauses. The fund’s maximum exposure under these agreements is unknown as this would involve future claims that may be made against the fund that have not yet occurred.

Investment Transactions and Income – Investment transactions are recorded on the trade date. Interest income is recorded on the accrual basis. All premium and discount is amortized or accreted for financial statement purposes in accordance with U.S. generally accepted accounting principles. Dividends received in cash are recorded on the ex-dividend date. Certain dividends from foreign securities will be recorded when the fund is informed of the dividend if such information is obtained subsequent to the ex-dividend date. Dividend and interest payments received in additional securities are recorded on the ex-dividend or ex-interest date in an amount equal to the value of the security on such date.

The fund may receive proceeds from litigation settlements. Any proceeds received from litigation involving portfolio holdings are reflected in the Statement of Operations in realized gain/loss if the security has been disposed of by the fund or in unrealized gain/loss if the security is still held by the fund. Any other proceeds from litigation not related to portfolio holdings are reflected as other income in the Statement of Operations. The fund was a participant in litigation against Nortel Networks Corp. On May 6, 2008, May 13, 2008, and May 19, 2008, the fund received cash and share settlements aggregating $130,425.

17

Notes to Financial Statements – continued

Fees Paid Indirectly – The fund’s custody fee may be reduced according to an arrangement that measures the value of cash deposited with the custodian by the fund. This amount, for the year ended December 31, 2008, is shown as a reduction of total expenses on the Statement of Operations.

Tax Matters and Distributions – The fund intends to qualify as a regulated investment company, as defined under Subchapter M of the Internal Revenue Code, and to distribute all of its taxable income, including realized capital gains. As a result, no provision for federal income taxes is required. Each of the fund’s federal tax returns for the prior three fiscal years remains subject to examination by the Internal Revenue Service. Foreign taxes, if any, have been accrued by the fund in the accompanying financial statements.

Distributions to shareholders are recorded on the ex-dividend date. Income and capital gain distributions are determined in accordance with income tax regulations, which may differ from U.S. generally accepted accounting principles. Certain capital accounts in the financial statements are periodically adjusted for permanent differences in order to reflect their tax character. These adjustments have no impact on net assets or net asset value per share. Temporary differences which arise from recognizing certain items of income, expense, gain or loss in different periods for financial statement and tax purposes will reverse at some time in the future. Distributions in excess of net investment income or net realized gains are temporary overdistributions for financial statement purposes resulting from differences in the recognition or classification of income or distributions for financial statement and tax purposes.

Book/tax differences primarily relate to net operating losses, expiration of capital loss carryforwards and wash sale loss deferrals.

The fund declared no distributions for the years ended December 31, 2008 and 2007.

The federal tax cost and the tax basis components of distributable earnings were as follows:

As of 12/31/08
Cost of investments	$17,019,726
Gross appreciation	82,120
Gross depreciation	(8,006,553)
Net unrealized appreciation (depreciation)	$(7,924,433)
Capital loss carryforwards	(27,959,549)
Other temporary differences	(73,642)

As of December 31, 2008, the fund had capital loss carryforwards available to offset future realized gains. Such losses expire as follows:

12/31/09	$(8,603,853)
12/31/10	(16,502,070)
12/31/16	(2,853,626)
Total	$(27,959,549)

The availability of a portion of the capital loss carryforwards, which were acquired on September 5, 2003, in connection with the Global Telecommunications Series merger, may be limited in a given year.

Multiple Classes of Shares of Beneficial Interest – The fund offers multiple classes of shares, which differ in their respective distribution fees. The fund’s income, realized and unrealized gain (loss), and common expenses are allocated to shareholders based on the daily net assets of each class. Dividends are declared separately for each class. Differences in per share dividend rates are generally due to differences in separate class expenses.

(3)	Transactions with Affiliates

Investment Adviser – The fund has an investment advisory agreement with Massachusetts Financial Services Company (MFS) to provide overall investment management and related administrative services and facilities to the fund. The management fee is computed daily and paid monthly at the following annual rates:

First $1 billion of average daily net assets	0.75%
Average daily net assets in excess of $1 billion	0.70%

The management fee incurred for the year ended December 31, 2008 was equivalent to an annual effective rate of 0.75% of the fund’s average daily net assets.

The investment adviser has agreed in writing to pay a portion of the fund’s total operating expenses, exclusive of interest, taxes, extraordinary expenses, brokerage and transaction costs and investment-related expenses, such that the total annual operating expenses of the fund do not exceed 1.00% for the Initial Class shares and 1.25% for the Service Class shares, based on the average

18

Notes to Financial Statements – continued

daily net assets of each share class. This written agreement will continue until April 30, 2010. For the year ended December 31, 2008, this reduction amounted to $64,540 and is reflected as a reduction of total expenses in the Statements of Operations.

Distributor – MFS Fund Distributors, Inc. (MFD), a wholly-owned subsidiary of MFS, is the distributor of shares of the fund. The Trustees have adopted a distribution plan for the Service Class shares pursuant to Rule 12b-1 under the Investment Company Act of 1940.

The fund’s distribution plan provides that the fund will pay MFD distribution fees equal to 0.25% per annum of its average daily net assets attributable to Service Class shares as partial consideration for services performed and expenses incurred by MFD and financial intermediaries in connection with the sale and distribution of the fund’s Service Class shares and the sale and distribution of the variable annuity or variable life insurance contracts investing indirectly in Service Class shares. MFD may subsequently pay all, or a portion, of the distribution fees to financial intermediaries.

Shareholder Servicing Agent – MFS Service Center, Inc. (MFSC), a wholly-owned subsidiary of MFS, has contracted to provide transfer agent and recordkeeping functions in connection with the issuance, transfer, and redemption of each class of shares of the fund under a Shareholder Servicing Agent Agreement. During the year ended December 31, 2008, the fund did not pay MFSC a fee for this service.

Administrator – MFS provides certain financial, legal, shareholder communications, compliance, and other administrative services to the fund. Under an administrative services agreement, the fund partially reimburses MFS the costs incurred to provide these services. The fund is charged an annual fixed amount of $10,000 plus a fee based on average daily net assets.

The administrative services fee incurred for the year ended December 31, 2008 was equivalent to an annual effective rate of 0.0566% of the fund’s average daily net assets.

Trustees’ and Officers’ Compensation – The fund pays compensation to trustees in the form of a retainer, attendance fees, and additional compensation to the Board chairperson. The fund does not pay compensation directly to officers of the fund who are also officers of the investment adviser, all of whom receive remuneration for their services to the fund from MFS. Certain officers of the fund are officers or directors of MFS, MFD, and MFSC.

Other – This fund and certain other MFS funds (the funds) have entered into services agreements (the Agreements) which provide for payment of fees by the funds to Tarantino LLC and Griffin Compliance LLC in return for the provision of services of an Independent Chief Compliance Officer (ICCO) and Assistant ICCO, respectively, for the funds. The ICCO and Assistant ICCO are officers of the funds and the sole members of Tarantino LLC and Griffin Compliance LLC, respectively. The funds can terminate the Agreements with Tarantino LLC and Griffin Compliance LLC at any time under the terms of the Agreements. MFS has agreed to bear all expenses associated with office space, other administrative support, and supplies provided to the ICCO and Assistant ICCO. For the year ended December 31, 2008, the aggregate fees paid by the fund to Tarantino LLC and Griffin Compliance LLC were $158 and are included in miscellaneous expense on the Statement of Operations.

(4)	Portfolio Securities

Purchases and sales of investments, other than U.S. Government securities, purchased option transactions, and short-term obligations, aggregated $42,875,886 and $46,459,815, respectively.

(5)	Shares of Beneficial Interest

The fund’s Declaration of Trust permits the Trustees to issue an unlimited number of full and fractional shares of beneficial interest. Transactions in fund shares were as follows:

	Year ended 12/31/08		Year ended 12/31/07
	Shares	Amount	Shares	Amount
Shares sold
Initial Class	351,513	$1,843,162	613,355	$3,959,968
Service Class	76,290	414,007	106,567	665,934
	427,803	$2,257,169	719,922	$4,625,902
Shares reacquired
Initial Class	(1,078,381)	$(5,843,498)	(836,111)	$(4,988,422)
Service Class	(314,656)	(1,534,551)	(141,574)	(827,626)
	(1,393,037)	$(7,378,049)	(977,685)	$(5,816,048)
Net change
Initial Class	(726,868)	$(4,000,336)	(222,756)	$(1,028,454)
Service Class	(238,366)	(1,120,544)	(35,007)	(161,692)
	(965,234)	$(5,120,880)	(257,763)	$(1,190,146)

19

Notes to Financial Statements – continued

(6)	Line of Credit

The fund and other funds managed by MFS participate in a $1 billion unsecured committed line of credit provided by a syndication of banks under a credit agreement. In addition, the fund and other funds managed by MFS have established uncommitted borrowing arrangements with certain banks. Borrowings may be made for temporary financing needs. Interest is charged to each fund, based on its borrowings, generally at a rate equal to the Federal Reserve funds rate plus 0.30%. In addition, a commitment fee, based on the average daily, unused portion of the committed line of credit, is allocated among the participating funds at the end of each calendar quarter. For the year ended December 31, 2008, the fund’s commitment fee and interest expense were $93 and $0, respectively, and are included in miscellaneous expense on the Statement of Operations.

20

REPORT OF INDEPENDENT REGISTERED PUBLIC ACCOUNTING FIRM

To the Board of Trustees of MFS Variable Insurance Trust II and the Shareholders of

MFS Technology Portfolio:

We have audited the accompanying statement of assets and liabilities, including the portfolio of investments, of MFS Technology Portfolio (the “Fund”) (one of the portfolios comprising MFS Variable Insurance Trust II) as of December 31, 2008, and the related statement of operations for the year then ended, the statements of changes in net assets for each of the two years in the period then ended, and the financial highlights for each of the five years in the period then ended. These financial statements and financial highlights are the responsibility of the Fund’s management. Our responsibility is to express an opinion on these financial statements and financial highlights based on our audits.

We conducted our audits in accordance with the standards of the Public Company Accounting Oversight Board (United States). Those standards require that we plan and perform the audit to obtain reasonable assurance about whether the financial statements and financial highlights are free of material misstatement. The Fund is not required to have, nor were we engaged to perform, an audit of its internal control over financial reporting. Our audits included consideration of internal control over financial reporting as a basis for designing audit procedures that are appropriate in the circumstances, but not for the purpose of expressing an opinion on the effectiveness of the Fund’s internal control over financial reporting. Accordingly, we express no such opinion. An audit also includes examining, on a test basis, evidence supporting the amounts and disclosures in the financial statements, assessing the accounting principles used and significant estimates made by management, as well as evaluating the overall financial statement presentation. Our procedures included confirmation of securities owned as of December 31, 2008, by correspondence with the custodian and brokers; where replies were not received from brokers, we performed other auditing procedures. We believe that our audits provide a reasonable basis for our opinion.

In our opinion, the financial statements and financial highlights referred to above present fairly, in all material respects, the financial position of MFS Technology Portfolio as of December 31, 2008, the results of its operations for the year then ended, the changes in its net assets for each of the two years in the period then ended, and the financial highlights for each of the five years in the period then ended, in conformity with accounting principles generally accepted in the United States of America.

DELOITTE & TOUCHE LLP

Boston, Massachusetts

February 19, 2009

21

TRUSTEES AND OFFICERS – IDENTIFICATION AND BACKGROUND

The Trustees and officers of the Trust, as of February 1, 2009, are listed below, together with their principal occupations during the past five years. (Their titles may have varied during that period.) The address of each Trustee and officer is 500 Boylston Street, Boston, Massachusetts 02116.

Name, Date of Birth	Position(s) Held with Fund	Trustee/Officer Since (1)	Principal Occupations During the Past Five Years and Other Directorships (2)
INTERESTED TRUSTEE
David D. Horn (3) (born 6/07/41)	Trustee	April 1986	Private investor; Sun Life Assurance Company of Canada, Senior Vice President and General Manager for the United States (until 1997); Director (until March 2004)

INDEPENDENT TRUSTEES
J. Kermit Birchfield (born 1/08/40)	Chairman	May 1997	Consultant; Century Partners, Inc. (investments), Director; Displaytech, Inc. (technology), Director; Dessin Fournir LLC (furniture manufacturer), Director (2005 to present); Intermountain Gas Company, Inc. & Intermountain Industries, Inc. (oil & gas exploration and production), Director; Site Watch LLC (software to monitor oil tanks), Managing Director (2006 to present); Juridica Investments (fund investing in judicial matters), Director (2007 to present); HPSC, Inc. (medical financing), Director (until January 2004)

Robert C. Bishop (born 1/13/43)	Trustee	May 2001	AutoImmune, Inc. (pharmaceutical product development), Chairman, President and Chief Executive Officer; Caliper Life Sciences Corp. (laboratory analytical instruments), Director; Millipore Corporation (purification/filtration products), Director; Waterstreet Capital (leverage buyouts), Advisory Board (August 2006 to present); Optobionics Corporation (ophthalmic devices), Director (2002 to 2007)

Frederick H. Dulles (born 3/12/42)	Trustee	May 2001	Ten State International Law PLLC (law firm), Of Counsel (since 2006); Prudential Carolina Real Estate, (real estate), Broker (since 2006); Free Enterprise Foundation, Inc. (research institute), Director & Secretary (until 2008); Disher, Hamrick & Myers Residential, Inc. (real estate) Broker (2005 until 2006); Frederick H. Dulles law practice (until 2006); Ten State Street LLP (law firm), Member (until 2005)

Marcia A. Kean (born 6/30/48)	Trustee	April 2005	Feinstein Kean Healthcare (consulting), Chief Executive Officer

Ronald G. Steinhart (born 6/15/40)	Trustee	May 2001	Private investor; Penske Automotive Group (automotive retailer), Director; Animal Health International, Inc. (animal health products), Director (since 2007); Texas Industries (concrete/aggregates/cement), Director (since 2007); Penson Worldwide, Inc. (securities clearance), Director (since 2006); Carreker Corporation (technology consulting) Director (until 2005); Prentiss Properties Trust (real estate investment trust), Director (until 2006)

Haviland Wright (born 7/21/48)	Trustee	May 2001	Profitability of Hawaii (software), Chief Development Officer (since December 2008); Elixir Technologies Corporation (software) Director (since 2005); Nano Loa Inc. (liquid crystal displays), Director

TRUSTEE EMERITUS
Samuel Adams (born 10/19/25)	Trustee Emeritus		Retired; K&L Gates LLP (law firm), Of Counsel

OFFICERS
Maria F. Dwyer (4) (born 12/01/58)	President	November 2005	Massachusetts Financial Services Company, Executive Vice President and Chief Regulatory Officer (since March 2004) Chief Compliance Officer (since December 2006); Fidelity Management & Research Company, Vice President (prior to March 2004); Fidelity Group of Funds, President and Treasurer (until March 2004)

Christopher R. Bohane (4) (born 1/18/74)	Assistant Secretary and Assistant Clerk	July 2005	Massachusetts Financial Services Company, Vice President and Senior Counsel

John M. Corcoran (4) (born 4/13/65)	Treasurer	October 2008	Massachusetts Financial Services Company, Senior Vice President (since October 2008); State Street Bank and Trust (financial services provider), Senior Vice President, (until September 2008)

Ethan D. Corey (4) (born 11/21/63)	Assistant Secretary and Assistant Clerk	July 2005	Massachusetts Financial Services Company, Senior Vice President and Associate General Counsel (since 2004); Dechert LLP (law firm), Counsel (prior to December 2004)

David L. DiLorenzo (4) (born 8/10/68)	Assistant Treasurer	July 2005	Massachusetts Financial Services Company, Vice President (since June 2005); JP Morgan Investor Services, Vice President (until June 2005)

Timothy M. Fagan (4) (born 7/10/68)	Assistant Secretary and Assistant Clerk	September 2005	Massachusetts Financial Services Company, Vice President and Senior Counsel (since September 2005); John Hancock Advisers, LLC, Vice President, Senior Attorney and Chief Compliance Officer (until August 2005)

22

Trustees and Officers – continued

Name, Date of Birth	Position(s) Held with Fund	Trustee/Officer Since (1)	Principal Occupations During the Past Five Years and Other Directorships (2)
Mark D. Fischer (4) (born 10/27/70)	Assistant Treasurer	July 2005	Massachusetts Financial Services Company, Vice President (since May 2005); JP Morgan Investment Management Company, Vice President (until May 2005)

Robyn L. Griffin (born 7/04/75)	Assistant Independent Chief Compliance Officer	August 2008	Griffin Compliance LLC (provider of compliance services), Principal (since August 2008); State Street Corporation (financial services provider), Mutual Fund Administration Assistant Vice President (October 2006 – July 2008); Liberty Mutual Group (insurance), Personal Market Assistant Controller (April 2006 – October 2006); Deloitte & Touche LLP (professional services firm), Senior Manager (prior to April 2006)

Brian E. Langenfeld (4) (born 3/07/73)	Assistant Secretary and Assistant Clerk	May 2006	Massachusetts Financial Services Company, Vice President and Senior Counsel (since May 2006); John Hancock Advisers, LLC, Assistant Vice President and Counsel (until April 2006)

Ellen Moynihan (4) (born 11/13/57)	Assistant Treasurer	May 1997	Massachusetts Financial Services Company, Senior Vice President

Susan S. Newton (4) (born 3/07/50)	Assistant Secretary and Assistant Clerk	May 2005	Massachusetts Financial Services Company, Senior Vice President and Associate General Counsel (since April 2005); John Hancock Advisers, LLC, Senior Vice President, Secretary and Chief Legal Officer (until April 2005)

Susan A. Pereira (4) (born 11/05/70)	Assistant Secretary and Assistant Clerk	July 2005	Massachusetts Financial Services Company, Vice President and Senior Counsel (since June 2004); Bingham McCutchen LLP (law firm), Associate (until June 2004)

Mark N. Polebaum (4) (born 5/01/52)	Secretary and Clerk	February 2006	Massachusetts Financial Services Company, Executive Vice President, General Counsel and Secretary (since January 2006); Wilmer Cutler Pickering Hale and Dorr LLP (law firm), Partner (until January 2006)

Frank L. Tarantino (born 3/07/44)	Independent Chief Compliance Officer	September 2004	Tarantino LLC (provider of compliance services), Principal (since June 2004); CRA Business Strategies Group (consulting services), Executive Vice President (until June 2004)

Richard S. Weitzel (4) (born 7/16/70)	Assistant Secretary and Assistant Clerk	October 2007	Massachusetts Financial Services Company, Vice President and Assistant General Counsel (since 2004); Massachusetts Department of Business and Technology, General Counsel (until April 2004)

James O. Yost (4) (born 6/12/60)	Assistant Treasurer	April 1992	Massachusetts Financial Services Company, Senior Vice President

(1)	Date first appointed to serve as Trustee/Officer of an MFS fund or a Compass variable account. Each Trustee has served continuously since appointment.

(2)	Directorships or trusteeships of companies required to report to the Securities and Exchange Commission (i.e., “public companies”).

(3)	“Interested person” of the Trust, within the meaning of the Investment Company Act of 1940 (referred to as the 1940 Act), which is the principal federal law governing investment companies like the Trust, as a result of position with Sun Life of Canada (U.S.). The address of Sun Life of Canada (U.S.) is One Sun Life Executive Park, Wellesley Hills, Massachusetts 02481.

(4)	“Interested person” of MFS within the meaning of the 1940 Act. The address of MFS is 500 Boylston Street, Boston, Massachusetts 02116.

The Trust does not hold annual meetings for the purpose of electing Trustees, and Trustees are not elected for fixed terms. Each Trustee and officer holds office until his or her successor is chosen and qualified, or until his or her earlier death, resignation, retirement or removal.

All Trustees currently serve as Trustees of the Trust and have served in that capacity since originally elected or appointed. All of the Trustees are also Managers of the Compass Variable Accounts. The executive officers of the Trust hold similar offices for the Compass Variable Accounts and other funds in the MFS fund complex. As of January 1, 2009, each Trustee serves as a Trustee or Manager of 35 Accounts/Funds.

The Statement of Additional Information contains further information about the Trustees and is available without charge upon request by calling 1-800-752-7215.

Investment Adviser Massachusetts Financial Services Company 500 Boylston Street, Boston, MA 02116-3741	Custodian State Street Bank and Trust 1 Lincoln Street, Boston, MA 02111-2900
Distributor MFS Fund Distributors, Inc. 500 Boylston Street, Boston, MA 02116-3741	Independent Registered Public Accounting Firm Deloitte & Touche LLP 200 Berkeley Street, Boston, MA 02116
Portfolio Manager Telis Bertsekas

23

BOARD REVIEW OF INVESTMENT ADVISORY AGREEMENT

The Investment Company Act of 1940 requires that both the full Board of Trustees and a majority of the non-interested (“independent”) Trustees, voting separately, annually approve the continuation of the investment advisory agreement between MFS Variable Insurance Trust II (the “Trust”) and Massachusetts Financial Services Company (“MFS”) on behalf of the Fund. The Trustees consider matters bearing on the Fund and the advisory arrangements at their meetings throughout the year, including a review of performance data at each regular meeting. In addition, the independent Trustees met in May and again in July 2008 (“contract review meetings”) for the specific purpose of considering whether to approve the continuation of the investment advisory agreement for the Fund. The independent Trustees were assisted in their evaluation of the investment advisory agreement by independent legal counsel, from whom they received separate legal advice and with whom they met separately from MFS management during various contract review meetings. The independent Trustees were also assisted in this process by the Fund’s Independent Chief Compliance Officer, a full-time senior officer appointed by and reporting to the independent Trustees.

In connection with their deliberations, the Trustees, including the independent Trustees, considered such information and factors as they believed, in light of the legal advice furnished to them and their own business judgment, to be relevant. The investment advisory agreement was considered separately for the Fund, although the Trustees also took into account the common interests of all Funds in the Trust in their review. As described below, the Trustees considered the nature, quality, and extent of the various investment advisory, administrative, and shareholder services performed by MFS under the existing investment advisory agreement and other arrangements with the Trust.

In connection with their contract review meetings, the Trustees received and relied upon materials which included, among other items: (i) information provided by Lipper Inc. on the investment performance of the Fund for various time periods ended December 31, 2007, compared to the investment performance of a group of funds with substantially similar investment classifications/objectives (the “Lipper performance universe”), (ii) information provided by Lipper Inc. on the Fund’s advisory fees and other expenses compared to the advisory fees and other expenses of comparable funds identified by Lipper (the “Lipper expense group”), (iii) information provided by MFS on the advisory fees of comparable portfolios of its other clients, including institutional separate account and other clients, (iv) information as to whether expense waivers, reimbursements or fee “breakpoints” are observed for the Fund, (v) information regarding MFS’ financial results and financial condition, including MFS’ and certain of its affiliates’ estimated profitability from services performed for the Fund, (vi) MFS’ views regarding the outlook for the mutual fund industry and its strategic business plans, (vii) descriptions of various functions performed by MFS for the Trust, such as compliance monitoring and portfolio trading practices, and (viii) information regarding the overall organization of MFS, including information about MFS’ senior management and other personnel providing investment advisory, administrative and other services to the Fund. The comparative performance, fee and expense information prepared and provided by Lipper Inc. was not independently verified, and the independent Trustees did not independently verify any information provided to them by MFS.

The Trustees’ conclusion as to the continuation of the investment advisory agreement was based on comprehensive consideration of all information provided to the Trustees and not the result of any single factor. Some of the factors that figured particularly in the Trustees’ deliberations are described below for the Fund, while individual Trustees may have given different weight to various factors and evaluated the information presented as a whole differently than another Trustee. The Trustees recognized that the fee arrangements for the Fund reflect years of review and discussion between the independent Trustees and MFS, that certain aspects of such arrangements may receive greater scrutiny in some years than others, and that the Trustees’ conclusions may be based, in part, on their consideration of these same arrangements during the course of the year and in prior years.

Based on information provided by Lipper Inc., the Trustees compared the Fund’s total return investment performance to the performance of a peer group of funds over various time periods. The Trustees placed particular emphasis on the total return performance of the Fund’s Initial Class shares in comparison to the performance of funds in its Lipper performance universe over the one-, three- and five-year periods. The Trustees did not rely on performance results for more recent periods, including those shown elsewhere in this report.

The Trustees noted the performance of the Fund’s Initial Class shares was in the 2nd quintile relative to the other funds in the Lipper Classification Index for the one-year period (the 1st quintile being the best performers and the 5th quintile being the worst performers). The total return performance of the Fund was in the 1st quintile for the three-year period and in the 2nd quintile for the five-year period ended December 31, 2007, relative to the Lipper performance universe. Based on the nature and quality of services provided by MFS, the Board of Trustees concluded that the Fund’s performance was satisfactory.

In the course of their deliberations, the Trustees took into account information provided by MFS during contract review meetings, as well as during investment review meetings conducted with portfolio management personnel during the course of the year.

24

Board Review of Investment Advisory Agreement – continued

In assessing the reasonableness of the Fund’s advisory fee, the Trustees considered, among other information, the Fund’s advisory fee and the total expense ratio of the Fund’s Initial Class shares as a percentage of average daily net assets, compared to the advisory fee and total expense ratios of its peer group of funds based on information provided by Lipper Inc. The Trustees also considered the advisory fees charged by MFS to institutional accounts. In comparing these fees, the Trustees considered the generally broader scope of services provided by MFS to the Trust than those provided to institutional accounts. The Trustees also considered the higher demands placed on MFS’ investment personnel and trading infrastructure as a result of the daily cash in-flows and out-flows of the Fund, and the impact on MFS and related expenses due to the more extensive regulatory regime to which the Fund is subject, compared to institutional accounts.

In considering the fees, the Trustees noted from the Lipper data that the Fund’s effective advisory fee rate was below the median and total expense ratio was at the median of such fees and expenses of funds in the Lipper expense group. In addition, the Trustees accepted MFS’ offer to continue the expense limitation for the Fund. The Trustees further concluded that the existing breakpoint was sufficient to allow the Fund to benefit from economies of scale as its assets grow. The Trustees concluded that the fees were reasonable in light of the nature and quality of services provided.

The Trustees also considered information prepared by MFS relating to its costs and profits with respect to the Fund and other investment companies and accounts advised by MFS, as well as MFS’ methodologies used to determine and allocate its costs to the Fund and other accounts and products for purposes of estimating profitability.

After reviewing these and other factors described below, the Trustees concluded that the advisory fees charged to the Fund represent reasonable compensation in light of the nature and quality of the services being provided by MFS.

In addition, the Trustees considered MFS’ resources and related efforts to continue to retain, attract and motivate capable personnel to serve the Fund. The Trustees also considered the financial resources of MFS and its parent, Sun Life Financial Inc. The Trustees further considered any advantages and possible disadvantages of having an adviser which also serves other investment companies as well as institutional accounts.

The Trustees also considered the nature, quality, cost, and extent of administrative, transfer agency, and distribution services provided to the Fund by MFS and its affiliates under agreements and plans other than the investment advisory agreement, including the 12b-1 fees the Fund pays to MFS Fund Distributors, Inc., an affiliate of MFS. The Trustees also considered the nature, extent and quality of certain other services MFS performs or arranges on the Fund’s behalf, which may include securities lending programs, directed expense payment programs, class action recovery programs, and MFS’ interaction with third-party service providers, principally custodians and sub-custodians. The Trustees concluded that the various non-advisory services provided by MFS and its affiliates on behalf of the Fund were satisfactory. The Trustees also considered the benefits to MFS from the use of the Fund’s portfolio brokerage commissions to pay for research and other similar services and various other factors. Additionally, the Trustees considered so-called “fall-out benefits” to MFS such as reputational value derived from serving as investment manager to the Trust, and determined that any such benefits derived by MFS were reasonable and fair.

Based on their evaluation of factors that they deemed to be material, including those factors described above, the Board of Trustees, including a majority of the independent Trustees, concluded that the investment advisory agreement should be continued for an additional one-year period, commencing September 1, 2008.

A discussion regarding the Board’s most recent review and renewal of the fund’s Investment Advisory Agreement with MFS is available by clicking on the fund’s name under “Variable Insurance Portfolios-VIT II” in the “Products & Performance” section on the MFS Web site (mfs.com).

25

PROXY VOTING POLICIES AND INFORMATION

A general description of the MFS funds’ proxy voting policies and procedures is available without charge, upon request, by calling
1-800-225-2606, by visiting the Proxy Voting section of mfs.com or by visiting the SEC’s Web site at http://www.sec.gov.

Information regarding how the fund voted proxies relating to portfolio securities during the most recent twelve-month period ended June 30 is available without charge by visiting the Proxy Voting section of mfs.com or by visiting the SEC’s Web site at http://www.sec.gov.

QUARTERLY PORTFOLIO DISCLOSURE

The fund will file a complete schedule of portfolio holdings with the Securities and Exchange Commission (the Commission) for the first and third quarters of each fiscal year on Form N-Q. The fund’s Form N-Q may be reviewed and copied at the:

Public Reference Room

Securities and Exchange Commission

100 F Street, NE, Room 1580

Washington, D.C. 20549

Information on the operation of the Public Reference Room may be obtained by calling the Commission at 1-800-SEC-0330. The fund’s Form N-Q is available on the EDGAR database on the Commission’s Internet Web site at http://www.sec.gov, and copies of this information may be obtained, upon payment of a duplicating fee, by electronic request at the following e-mail address: publicinfo@sec.gov or by writing the Public Reference Section at the above address.

26

MFS® PRIVACY NOTICE

Privacy is a concern for every investor today. At MFS Investment Management® and the MFS funds, we take this concern very seriously. We want you to understand our policies about the investment products and services that we offer, and how we protect the nonpublic personal information of investors who have a direct relationship with us and our wholly owned subsidiaries.

Throughout our business relationship, you provide us with personal information. We maintain information and records about you, your investments, and the services you use. Examples of the nonpublic personal information we maintain include

•	data from investment applications and other forms
•	share balances and transactional history with us, our affiliates, or others
•	facts from a consumer reporting agency

We do not disclose any nonpublic personal information about our customers or former customers to anyone, except as permitted by law. We may share nonpublic personal information with third parties or certain of our affiliates in connection with servicing your account or processing your transactions. We may share information with companies or financial institutions that perform marketing services on our behalf or with other financial institutions with which we have joint marketing arrangements, subject to any legal requirements.

Authorization to access your nonpublic personal information is limited to appropriate personnel who provide products, services, or information to you. We maintain physical, electronic, and procedural safeguards to help protect the personal information we collect about you.

If you have any questions about the MFS privacy policy, please call 1-800-225-2606 any business day between 8 a.m. and 8 p.m. Eastern time.

Note: If you own MFS products or receive MFS services in the name of a third party such as a bank or broker-dealer, their privacy policy may apply to you instead of ours.

27

MFS® Massachusetts Investors Growth Stock Portfolio

MFS® Variable Insurance Trust II
Annual report

12/31/08
MIS-ANN

MFS® MASSACHUSETTS INVESTORS GROWTH STOCK PORTFOLIO

The report is prepared for the general information of contract owners. It is authorized for distribution to prospective investors only when preceded or accompanied by a current prospectus.

NOT FDIC INSURED • MAY LOSE VALUE • NO BANK GUARANTEE • NOT A DEPOSIT • NOT INSURED BY ANY FEDERAL GOVERNMENT AGENCY OR NCUA/NCUSIF

LETTER FROM THE CEO

Dear Contract Owners:

The market downturns and economic setbacks of late probably rank among the worst financial declines most of us have experienced. Inevitably, people may be questioning their commitment to investing. Still, it is important to remember that downturns are an inescapable part of the business cycle. Such troughs have been seen before, and if we can use history as a guide, market recoveries typically have followed.

Recent events have clearly shown us the value of certain types of investments. In this environment, two of the hallmarks of mutual funds — transparency and liquidity — have become critically important. Unlike some other types of investments, the operations of mutual funds are relatively transparent to their shareholders. With their daily redemption feature, mutual funds also generally provide easy, convenient access to one’s money. Through these recent market upheavals, this level of liquidity enhanced the ability of mutual fund investors to respond and modify their investments as they and their advisors saw fit — a flexibility that those in less liquid investments simply did not have at their disposal.

At MFS® we take particular pride in how well mutual funds can serve investors because we invented the mutual fund in the United States. Established in 1924, Massachusetts Investors Trust was the nation’s first fund. Recent market events only reinforce what we have learned through 85 years — that mutual funds provide unique features that are important to investors in any type of market climate.

Respectfully,

Robert J. Manning

Chief Executive Officer and Chief Investment Officer

MFS Investment Management®

February 17, 2009

The opinions expressed in this letter are subject to change, may not be relied upon for investment advice, and no forecasts can be guaranteed.

Before investing, consider the fund’s investment objectives, risks, charges, and expenses. For a prospectus containing this and other information, contact your investment professional or view online. Read it carefully.

MFS Fund Distributors, Inc., 500 Boylston Street, Boston, MA 02116

1

PORTFOLIO COMPOSITION

Portfolio structure

Top ten holdings
Oracle Corp.	4.1%
Cisco Systems Inc.	3.1%
CVS Caremark Corp.	3.0%
Accenture Ltd.	2.8%
United Technologies Corp.	2.8%
Danaher Corp.	2.8%
PepsiCo, Inc.	2.7%
Google, Inc., ”A”	2.6%
Genzyme Corp.	2.6%
MasterCard, Inc., ”A”	2.3%

Equity sectors
Technology	23.6%
Health Care	18.9%
Special Products & Services	10.1%
Consumer Staples	9.7%
Energy	8.1%
Retailing	7.6%
Industrial Goods & Services	7.0%
Financial Services	4.3%
Leisure	3.5%
Basic Materials	3.4%
Utilities & Communications	1.4%
Transportation	0.5%

Percentages are based on net assets as of 12/31/08.

The portfolio is actively managed and current holdings may be different.

2

MANAGEMENT REVIEW

Summary of Results

For the twelve months ended December 31, 2008, Initial Class shares of the MFS Massachusetts Investors Growth Stock Portfolio (the “fund”) provided a total return of –37.22%, while Service Class shares of the fund provided a total return of –37.35%. These compare with a return of –38.44% for the fund’s benchmark, the Russell 1000 Growth Index.

Market Environment

The U.S. economy and financial markets experienced significant deterioration and extraordinary volatility over the reporting period. U.S. economic growth slowed significantly, despite the short-term bounce from the second quarter fiscal stimulus. Strong domestic headwinds included accelerated deterioration in the housing market, anemic corporate investment, a rapidly declining job market, and a much tighter credit environment. During the period, a seemingly continuous series of tumultuous financial events hammered markets, including: the distressed sale of failing Bear Stearns to JPMorgan, the conservatorship of Government Sponsored Enterprises (GSEs) Fannie Mae and Freddie Mac, the bankruptcy of investment bank Lehman Brothers, the Federal Reserve Bank’s complex intervention of insurance company American International Group (AIG), the nationalization of several large European banks, the failure of Washington Mutual, and the distressed sale of Wachovia. As a result of this barrage of turbulent news, global equity markets pushed significantly lower and credit markets witnessed the worst dislocation since the beginning of the credit crisis. Though conditions improved towards the end of the period, the state of financial and macroeconomic dislocation remained severe.

While reasonably resilient during the first half of the period, the global economy and financial system increasingly experienced considerable negative spillovers from the U.S. slowdown. Not only did Europe and Japan show obvious signs of economic softening, the more powerful engine of global growth – emerging markets – also displayed weakening dynamics.

During the reporting period, the U.S. Federal Reserve Board cut interest rates aggressively and introduced a multitude of new lending facilities to alleviate ever-tightening credit markets, while the U.S. federal government moved quickly to design and implement a meaningful fiscal stimulus package. Although several other global central banks also cut rates, the dilemma of rising energy and food prices heightened concerns among central bankers that inflationary expectations might become unhinged despite weaker growth. Only later in the reporting period did slowing global growth result in a very precipitous decline in commodity prices, which significantly eased inflation and inflationary expectations. As inflationary concerns diminished in the face of global deleveraging, and equity and credit markets deteriorated more sharply, a coordinated rate cut marked the beginning of much more aggressive easing by the major global central banks.

Contributors to Performance

Security selection in the industrial goods and services sector contributed to the fund’s performance relative to the Russell 1000 Growth Index. Holdings of facilities maintenance products supplier W.W. Grainger were among the fund’s top relative contributors. The company benefited from its positive quarterly results which exceeded expectations as well as continued strength in the growth of the maintenance, repair, and operations market despite weakness in the industrial economy.

A combination of stock selection and an underweighted position in the energy sector also boosted relative results. No individual securities within this sector were among the fund’s top relative contributors for the reporting period.

The fund’s holdings of several individual securities in the health care sector had a positive impact on relative performance. These included pharmaceutical and diagnostic company Roche Holding (aa), diversified medical products maker Johnson & Johnson, and global biotech company Genzyme. Shares of Genzyme fared better than the sector overall due to strong sales growth in its drug products, particularly a significant jump in the latter part of the reporting period in sales of its rare genetic disorder drug Myozyme. The fund’s positioning in pharmaceutical company Wyeth, which outperformed the benchmark over the period, also benefited relative results.

Elsewhere, the fund’s holdings of food companies, General Mills (g) and Nestle (Switzerland) (aa), enterprise software products maker Oracle, and contract semiconductor manufacturer Taiwan Semiconductor (aa) aided relative returns.

The fund’s cash position was also a contributor to relative performance. The fund holds cash to buy new holdings and to provide liquidity. In a period when equity markets declined, as measured by the fund’s benchmark, holding cash helped performance versus the benchmark, which has no cash position.

Detractors from Performance

Stock selection in the leisure sector held back relative performance. Within this sector, cruise line operator Royal Caribbean Cruises (aa)(g) was the top relative detractor. Shares of Royal Caribbean suffered as the company continued to deal with the impact of high fuel costs. Not owning strong-performing fast food giant McDonald’s also hindered relative results.

In the retailing sector, security selection dampened relative returns. Not owning strong-performing retail giant Wal-Mart hurt relative performance as the stock turned in strong performance over the reporting period.

3

Management Review – continued

Security selection in the health care sector also hurt relative results. The fund’s positioning in eye care products maker Advanced Medical Optics (g), whose stock price significantly declined in the latter part of the reporting period, detracted from relative performance. Shares of Advanced Medical Optics suffered due to a weaker revenue outlook as a result of weakness in its U.S. Lasik procedures. Demand for this relatively costly elective procedure is expected to decline during this period of economic weakness. In addition, the stock was pressured by a previously announced recall of its lens solutions products. Not holding medical products maker Abbott Laboratories and strong-performing biotech firm Gilead Sciences also held back relative returns.

Elsewhere, oilfield services provider Weatherford International (g), Canadian wireless solutions provider Research In Motion (aa), and German stock exchange Deutsche Boerse (aa) were among the fund’s top relative detractors. Not owning tobacco company Philip Morris International, which outperformed the benchmark over the reporting period, also dampened relative results.

Respectfully,

Jeffrey Constantino

Portfolio Manager

Note to Shareholders: Effective November 20, 2008, Stephen Pesek and Maureen Pettirossi are no longer portfolio managers of the fund.

(aa)	Security is not a benchmark constituent.

(g)	Security was not held in the portfolio at period end.

The views expressed in this report are those of the portfolio manager only through the end of the period of the report as stated on the cover and do not necessarily reflect the views of MFS or any other person in the MFS organization. These views are subject to change at any time based on market or other conditions, and MFS disclaims any responsibility to update such views. These views may not be relied upon as investment advice or an indication of trading intent on behalf of any MFS portfolio. References to specific securities are not recommendations of such securities, and may not be representative of any MFS portfolio’s current or future investments.

4

PERFORMANCE SUMMARY THROUGH 12/31/08

The following chart illustrates the historical performance of the fund in comparison to its benchmark(s). Benchmark comparisons are unmanaged; do not reflect any fees or expenses; and cannot be invested in directly. The performance of other share classes will be greater than or less than that of the class depicted below. (See Notes to Performance Summary.)

Performance data shown represents past performance and is no guarantee of future results. Investment return and principal value fluctuate so your units, when sold, may be worth more or less than the original cost; current performance may be lower or higher than quoted. The performance shown does not reflect the deduction of taxes, if any, that a contract holder would pay on fund distributions or the redemption of contract units. The returns for the fund shown also do not reflect the deduction of expenses associated with variable products, such as mortality and expense risk charges, separate account charges, and sales charges imposed by the insurance company separate accounts. Such expenses would reduce the overall returns shown.

Growth of a hypothetical $10,000 investment

Total rates of return through 12/31/08

Average Annual Total Returns

Share class	Class inception date	1-yr	5-yr	10-yr
Initial Class	5/06/98	(37.22)%	(2.92)%	(3.06)%
Service Class	8/24/01	(37.35)%	(3.13)%	(3.22)%

Comparative Benchmark

Russell 1000 Growth Index (f)	(38.44)%	(3.42)%	(4.27)%

(f)	Source: FactSet Research Systems Inc.

Benchmark Definition

Russell 1000 Growth Index – constructed to provide a comprehensive barometer for growth securities in the large-cap segment of the U.S. equity universe. Companies in this index generally have higher price-to-book ratios and higher forecasted growth values.

It is not possible to invest directly in an index.

Notes to Performance Summary

Performance for the Service Class includes the performance of the fund’s Initial Class for periods prior to their offering. Because Service Class expenses are higher than those of Initial Class, performance shown for Service Class is higher than it would have been had it been offered for the entire period. Performance has not been adjusted to take into account differences in class specific operating expenses (such as Rule 12b-1 fees). Please see the prospectus for additional information about performance and expenses.

Performance results reflect any applicable expense subsidies and waivers in effect during the periods shown. Without such subsidies and waivers the fund’s performance results would be less favorable. Please see the prospectus for complete details. All results are historical and assume the reinvestment of any dividends and capital gains distributions.

From time to time the fund may receive proceeds from litigation settlements, without which performance would be lower.

5

EXPENSE TABLE

Fund Expenses Borne by the Contract Holders During the Period,

July 1, 2008 through December 31, 2008

As a contract holder of the fund, you incur ongoing costs, including management fees; distribution (12b-1) fees; and other fund expenses. This example is intended to help you understand your ongoing costs (in dollars) of investing in the fund and to compare these costs with the ongoing costs of investing in other mutual funds.

The example is based on an investment of $1,000 invested at the beginning of the period and held for the entire period July 1, 2008 through December 31, 2008.

Actual Expenses

The first line for each share class in the following table provides information about actual account values and actual expenses. You may use the information in this line, together with the amount you invested, to estimate the expenses that you paid over the period. Simply divide your account value by $1,000 (for example, an $8,600 account value divided by $1,000 = 8.6), then multiply the result by the number in the first line under the heading entitled “Expenses Paid During Period” to estimate the expenses you paid on your account during this period.

Hypothetical Example for Comparison Purposes

The second line for each share class in the following table provides information about hypothetical account values and hypothetical expenses based on the fund’s actual expense ratio and an assumed rate of return of 5% per year before expenses, which is not the fund’s actual return. The hypothetical account values and expenses may not be used to estimate the actual ending account balance or expenses you paid for the period. You may use this information to compare the ongoing costs of investing in the fund and other funds. To do so, compare this 5% hypothetical example with the 5% hypothetical examples that appear in the shareholder reports of the other funds.

Please note that the expenses shown in the table are meant to highlight the fund’s ongoing costs only and do not take into account the fees and expenses imposed under the variable contracts through which your investment in the fund is made. Therefore, the second line for each share class in the table is useful in comparing ongoing costs associated with an investment in vehicles (such as the fund) which fund benefits under variable annuity and variable life insurance contracts and to qualified pension and retirement plans only, and will not help you determine the relative total costs of investing in the fund through variable annuity and variable life insurance contracts. If the fees and expenses imposed under the variable contracts were included, your costs would have been higher.

Share Class		Annualized Expense Ratio	Beginning Account Value 7/01/08	Ending Account Value 12/31/08	Expenses Paid During Period (p) 7/01/08-12/31/08
Initial Class	Actual	0.83%	$1,000.00	$693.92	$3.53
	Hypothetical (h)	0.83%	$1,000.00	$1,020.96	$4.22
Service Class	Actual	1.08%	$1,000.00	$693.49	$4.60
	Hypothetical (h)	1.08%	$1,000.00	$1,019.71	$5.48

(h)	5% class return per year before expenses.

(p)	Expenses paid is equal to each class’ annualized expense ratio, as shown above, multiplied by the average account value over the period, multiplied by the number of days in the period, divided by the number of days in the year.

6

PORTFOLIO OF INVESTMENTS – 12/31/08

The Portfolio of Investments is a complete list of all securities owned by your fund. It is categorized by broad-based asset classes.

Issuer	Shares/Par	Value ($)

COMMON STOCKS – 98.1%
Aerospace – 2.8%
United Technologies Corp.	107,190	$5,745,384

Alcoholic Beverages – 1.3%
Diageo PLC	186,680	$2,596,818

Apparel Manufacturers – 2.8%
LVMH Moet Hennessy Louis Vuitton S.A.	39,490	$2,653,180
NIKE, Inc., “B”	59,670	3,043,170

		$5,696,350

Biotechnology – 2.6%
Genzyme Corp. (a)	79,560	$5,280,397

Broadcasting – 2.7%
Grupo Televisa S.A., ADR	95,690	$1,429,609
Omnicom Group, Inc.	152,260	4,098,839

		$5,528,448

Brokerage & Asset Managers – 1.3%
Charles Schwab Corp.	67,900	$1,097,943
Deutsche Boerse AG	22,120	1,611,050

		$2,708,993

Business Services – 10.1%
Accenture Ltd.	175,470	$5,753,661
Amdocs Ltd. (a)	146,680	2,682,777
Automatic Data Processing, Inc.	37,480	1,474,463
Fidelity National Information Services, Inc.	60,530	984,823
MasterCard, Inc., “A”	32,700	4,673,811
Visa, Inc.	22,130	1,160,719
Western Union Co.	283,090	4,059,511

		$20,789,765

Cable TV – 0.8%
Comcast Corp., “A”	98,440	$1,661,667

Chemicals – 1.4%
3M Co.	51,160	$2,943,746

Computer Software – 6.2%
Microsoft Corp.	160,214	$3,114,560
Oracle Corp. (a)	476,490	8,448,168
VeriSign, Inc. (a)	62,880	1,199,750

		$12,762,478

Computer Software – Systems – 4.5%
Apple, Inc. (a)	27,880	$2,379,558
EMC Corp. (a)	167,330	1,751,945
Hewlett-Packard Co.	70,050	2,542,115
International Business Machines Corp.	31,070	2,614,851

		$9,288,469

Consumer Goods & Services – 3.8%
Colgate-Palmolive Co.	53,290	$3,652,497
Procter & Gamble Co.	65,831	4,069,672

		$7,722,169

Issuer	Shares/Par	Value ($)

COMMON STOCKS – continued
Electrical Equipment – 4.2%
Danaher Corp.	100,730	$5,702,325
W.W. Grainger, Inc.	36,570	2,883,179

		$8,585,504

Electronics – 5.1%
Intersil Corp., “A”	132,470	$1,217,399
KLA-Tencor Corp.	121,780	2,653,586
National Semiconductor Corp.	254,170	2,559,492
Samsung Electronics Co. Ltd., GDR	10,336	1,808,800
Taiwan Semiconductor Manufacturing Co. Ltd., ADR	286,781	2,265,570

		$10,504,847

Energy – Integrated – 5.5%
Chevron Corp.	47,850	$3,539,465
Exxon Mobil Corp.	30,110	2,403,681
Hess Corp.	47,510	2,548,436
Marathon Oil Corp.	100,760	2,756,794

		$11,248,376

Food & Beverages – 4.6%
Groupe Danone	28,504	$1,720,358
Nestle S.A.	52,946	2,086,738
PepsiCo, Inc.	102,160	5,595,303

		$9,402,399

Food & Drug Stores – 3.0%
CVS Caremark Corp.	212,725	$6,113,717

General Merchandise – 0.5%
Kohl’s Corp. (a)	30,780	$1,114,236

Internet – 3.2%
eBay, Inc. (a)	92,700	$1,294,092
Google, Inc., “A” (a)	17,490	5,380,799

		$6,674,891

Major Banks – 3.0%
Bank of New York Mellon Corp.	88,984	$2,520,917
State Street Corp.	95,080	3,739,496

		$6,260,413

Medical & Health Technology & Services – 2.5%
Medco Health Solutions, Inc. (a)	31,610	$1,324,775
Patterson Cos., Inc. (a)	120,850	2,265,938
VCA Antech, Inc. (a)	76,040	1,511,675

		$5,102,388

Medical Equipment – 7.8%
DENTSPLY International, Inc.	49,100	$1,386,584
Medtronic, Inc.	145,230	4,563,127
Stryker Corp.	46,940	1,875,253
Thermo Fisher Scientific, Inc. (a)	99,860	3,402,230
Waters Corp. (a)	73,500	2,693,775
Zimmer Holdings, Inc. (a)	49,890	2,016,554

		$15,937,523

7

Portfolio of Investments – continued

Issuer	Shares/Par	Value ($)

COMMON STOCKS – continued
Metals & Mining – 0.8%
BHP Billiton Ltd., ADR	38,590	$1,655,511

Network & Telecom – 3.7%
Cisco Systems, Inc. (a)	387,927	$6,323,210
Research in Motion Ltd. (a)	32,670	1,325,749

		$7,648,959

Oil Services – 2.6%
Halliburton Co.	150,550	$2,736,999
Noble Corp.	74,430	1,644,159
Schlumberger Ltd.	23,940	1,013,380

		$5,394,538

Personal Computers & Peripherals – 0.9%
NetApp, Inc. (a)	126,230	$1,763,433

Pharmaceuticals – 6.0%
Allergan, Inc.	91,030	$3,670,330
Johnson & Johnson	49,500	2,961,585
Merck KGaA	23,380	2,125,652
Roche Holding AG	15,620	2,404,444
Wyeth	32,990	1,237,455

		$12,399,466

Specialty Chemicals – 1.2%
Praxair, Inc.	42,190	$2,504,398

Specialty Stores – 1.3%
Staples, Inc.	147,510	$2,643,379

Issuer	Shares/Par	Value ($)

COMMON STOCKS – continued
Telecommunications – Wireless – 1.4%
America Movil S.A.B. de C.V., “L”, ADR	50,110	$1,552,909
Rogers Communications, Inc., “B”	42,480	1,277,798

		$2,830,707

Trucking – 0.5%
United Parcel Service, Inc., “B”	18,400	$1,014,944

Total Common Stocks (Identified Cost, $266,943,072)		$201,524,313

MONEY MARKET FUNDS (v) – 1.4%
MFS Institutional Money Market Portfolio, 0.37%, at Cost and Net Asset Value	2,901,808	$2,901,808

Total Investments (Identified Cost, $269,844,880)		$204,426,121

OTHER ASSETS, LESS LIABILITIES – 0.5%		1,010,551

Net Assets – 100.0%		$205,436,672

(a)	Non-income producing security.

(v)	Underlying fund that is available only to investment companies managed by MFS. The rate quoted is the annualized seven-day yield of the fund at period end.

The following abbreviations are used in this report and are defined:

ADR	American Depository Receipt

GDR	Global Depository Receipt

See Notes to Financial Statements

8

FINANCIAL STATEMENTS  |  STATEMENT OF ASSETS AND LIABILITIES

This statement represents your fund’s balance sheet, which details the assets and liabilities comprising the total value of the fund.

At 12/31/08
Assets
Investments –
Non-affiliated issuers, at value (identified cost, $266,943,072)	$201,524,313
Underlying funds, at cost and value	2,901,808
Total investments, at value (identified cost, $269,844,880)		$204,426,121
Receivable for investments sold	$7,049,343
Receivable for fund shares sold	9
Interest and dividends receivable	255,347
Receivable from investment adviser	16,990
Other assets	11,556
Total assets		$211,759,366
Liabilities
Payable for investments purchased	$5,837,649
Payable for fund shares reacquired	365,209
Payable to affiliates
Management fee	8,248
Distribution fees	798
Administrative services fee	595
Payable for trustees’ compensation	416
Accrued expenses and other liabilities	109,779
Total liabilities		$6,322,694
Net assets		$205,436,672
Net assets consist of
Paid-in capital	$673,526,169
Unrealized appreciation (depreciation) on investments and translation of assets and liabilities in foreign currencies	(65,420,508)
Accumulated net realized gain (loss) on investments and foreign currency transactions	(404,386,538)
Undistributed net investment income	1,717,549
Net assets		$205,436,672
Shares of beneficial interest outstanding		28,200,383
Initial Class shares
Net assets	$145,857,762
Shares outstanding	19,971,344
Net asset value per share		$7.30
Service Class shares
Net assets	$59,578,910
Shares outstanding	8,229,039
Net asset value per share		$7.24

See Notes to Financial Statements

9

FINANCIAL STATEMENTS  |  STATEMENT OF OPERATIONS

This statement describes how much your fund earned in investment income and accrued in expenses. It also describes any gains and/or losses generated by fund operations.

Year ended 12/31/08
Net investment income
Income
Dividends	$4,610,079
Dividends from underlying funds	7,842
Interest	177,475
Foreign taxes withheld	(183,649)
Total investment income		$4,611,747
Expenses
Management fee	$2,390,926
Distribution fees	225,740
Administrative services fee	97,041
Trustees’ compensation	44,860
Custodian fee	74,000
Shareholder communications	41,812
Auditing fees	48,357
Legal fees	6,717
Miscellaneous	42,910
Total expenses		$2,972,363
Fees paid indirectly	(364)
Reduction of expenses by investment adviser	(115,141)
Net expenses		$2,856,858
Net investment income		$1,754,889
Realized and unrealized gain (loss) on investments and foreign currency transactions
Realized gain (loss) (identified cost basis)
Investment transactions:
Non-affiliated issuers	$(38,913,579)
Foreign currency transactions	(32,286)
Net realized gain (loss) on investments and foreign currency transactions		$(38,945,865)
Change in unrealized appreciation (depreciation)
Investments	$(97,595,540)
Translation of assets and liabilities in foreign currencies	(1,765)
Net unrealized gain (loss) on investments and foreign currency translation		$(97,597,305)
Net realized and unrealized gain (loss) on investments and foreign currency		$(136,543,170)
Change in net assets from operations		$(134,788,281)

See Notes to Financial Statements

10

FINANCIAL STATEMENTS  |  STATEMENTS OF CHANGES IN NET ASSETS

These statements describe the increases and/or decreases in net assets resulting from operations, any distributions, and any shareholder transactions.

For years ended 12/31	2008	2007
Change in net assets
From operations
Net investment income	$1,754,889	$1,781,176
Net realized gain (loss) on investments and foreign currency transactions	(38,945,865)	47,761,500
Net unrealized gain (loss) on investments and foreign currency translation	(97,597,305)	(2,694,881)
Change in net assets from operations	$(134,788,281)	$46,847,795
Distributions declared to shareholders
From net investment income
Initial Class	$(1,460,223)	$(1,191,441)
Service Class	(312,695)	(118,578)
Total distributions declared to shareholders	$(1,772,918)	$(1,310,019)
Change in net assets from fund share transactions	$(86,534,238)	$(42,085,103)
Total change in net assets	$(223,095,437)	$3,452,673
Net assets
At beginning of period	428,532,109	425,079,436
At end of period (including undistributed net investment income of $1,717,549 and $1,767,864, respectively)	$205,436,672	$428,532,109
See Notes to Financial Statements

11

FINANCIAL STATEMENTS  |  FINANCIAL HIGHLIGHTS

The financial highlights table is intended to help you understand the fund’s financial performance for the past 5 years. Certain information reflects financial results for a single fund share. The total returns in the table represent the rate by which an investor would have earned (or lost) on an investment in the fund share class (assuming reinvestment of all distributions) held for the entire period.

Initial Class	Years ended 12/31
	2008	2007	2006	2005	2004
Net asset value, beginning of period	$11.69	$10.52	$9.78	$9.42	$8.60
Income (loss) from investment operations
Net investment income (d)	$0.06	$0.05	$0.03	$0.01	$0.04
Net realized and unrealized gain (loss) on investments and foreign currency	(4.39)	1.16	0.72	0.40	0.79
Total from investment operations	$(4.33)	$1.21	$0.75	$0.41	$0.83
Less distributions declared to shareholders
From net investment income	$(0.06)	$(0.04)	$(0.01)	$(0.05)	$(0.01)
Net asset value, end of period	$7.30	$11.69	$10.52	$9.78	$9.42
Total return (%) (k)(r)(s)	(37.22)	11.53	7.67	4.37	9.61	(b)
Ratios (%) (to average net assets) and Supplemental data:
Expenses before expense reductions (f)	0.86	0.84	0.82	0.85	0.83
Expenses after expense reductions (f)	0.83	0.83	N/A	N/A	N/A
Net investment income	0.62	0.48	0.34	0.12	0.47
Portfolio turnover	42	62	72	136	139
Net assets at end of period (000 Omitted)	$145,858	$309,208	$336,383	$395,782	$468,181

Service Class	Years ended 12/31
	2008	2007	2006	2005	2004
Net asset value, beginning of period	$11.59	$10.43	$9.71	$9.35	$8.55
Income (loss) from investment operations
Net investment income (loss) (d)	$0.04	$0.02	$0.01	$(0.01)	$0.02
Net realized and unrealized gain (loss) on investments and foreign currency	(4.36)	1.15	0.71	0.40	0.78
Total from investment operations	$(4.32)	$1.17	$0.72	$0.39	$0.80
Less distributions declared to shareholders
From net investment income	$(0.03)	$(0.01)	$—	$(0.03)	$—
Net asset value, end of period	$7.24	$11.59	$10.43	$9.71	$9.35
Total return (%) (k)(r)(s)	(37.35)	11.26	7.42	4.15	9.36	(b)
Ratios (%) (to average net assets) and Supplemental data:
Expenses before expense reductions (f)	1.11	1.09	1.07	1.10	1.08
Expenses after expense reductions (f)	1.08	1.08	N/A	N/A	N/A
Net investment income (loss)	0.37	0.19	0.09	(0.13)	0.25
Portfolio turnover	42	62	72	136	139
Net assets at end of period (000 Omitted)	$59,579	$119,324	$88,696	$89,314	$87,243

(b)	The fund’s net asset value and total return calculation include a non-recurring accrual recorded as a result of an administrative proceeding regarding disclosure of brokerage allocation practices in connection with fund sales. The non-recurring accrual resulted in an increase in the net asset value of $0.01 per share based on shares outstanding on the day the accrual was recorded. Excluding the effect of this accrual from the ending net asset value per share, the Initial Class and Service Class total returns for the year ended December 31, 2004 would have been lower by 0.13%.

(d)	Per share data is based on average shares outstanding.

(f)	Ratios do not reflect reductions from fees paid indirectly, if applicable.

(k)	The total return does not reflect expenses that apply to separate accounts. Inclusion of these charges would reduce the total return figures for all periods shown.

(r)	Certain expenses have been reduced without which performance would have been lower.

(s)	From time to time the fund may receive proceeds from litigation settlements, without which performance would be lower.

See Notes to Financial Statements

12

NOTES TO FINANCIAL STATEMENTS

(1)	Business and Organization

MFS Massachusetts Investors Growth Stock Portfolio (the fund) is a series of MFS Variable Insurance Trust II (the trust). The trust is organized as a Massachusetts business trust and is registered under the Investment Company Act of 1940, as amended, as an open-end management investment company. The shares of the fund are sold to variable accounts established by insurance companies to fund benefits under variable contracts issued by such companies, and qualified retirement and pension plans.

(2)	Significant Accounting Policies

General – The preparation of financial statements in conformity with U.S. generally accepted accounting principles requires management to make estimates and assumptions that affect the reported amounts of assets and liabilities, and disclosure of contingent assets and liabilities at the date of the financial statements and the reported amounts of revenues and expenses during the reporting period. Actual results could differ from those estimates. The fund can invest in foreign securities, including securities of emerging market issuers. Investments in foreign securities are vulnerable to the effects of changes in the relative values of the local currency and the U.S. dollar and to the effects of changes in each country’s legal, political, and economic environment. The markets of emerging markets countries are generally more volatile than the markets of developed countries with more mature economies. All of the risks of investing in foreign securities previously described are heightened when investing in emerging markets countries.

In March 2008, FASB Statement No. 161, Disclosures about Derivative Instruments and Hedging Activities (the “Standard”) was issued, and is effective for financial statements issued for fiscal years and interim periods beginning after November 15, 2008. This Standard provides enhanced disclosures about the fund’s use of and accounting for derivative instruments and the effect of derivative instruments on the fund’s results of operations and financial position. Management is evaluating the application of the Standard to the fund, and has not at this time determined the impact, if any, resulting from the adoption of this Standard on the fund’s financial statements.

FASB Staff Position (FSP) 133-1 was implemented during the period. FSP 133-1 amends FAS 133 to require sellers of credit derivatives to make disclosures that will enable financial statement users to assess the potential effects of those credit derivatives on an entity’s financial position, financial performance and cash flows. There was no impact from implementing FSP 133-1 as the fund did not hold any of these credit derivatives at period end.

Investment Valuations – Equity securities, including restricted equity securities, are generally valued at the last sale or official closing price as reported by a third party pricing service on the market or exchange on which they are primarily traded. For securities for which there were no sales reported that day, equity securities are generally valued at the last quoted daily bid quotation as reported by a third party pricing service on the market or exchange on which they are primarily traded. For securities held short for which there were no sales reported for the day, the position is generally valued at the last quoted daily ask quotation as reported by a third party pricing service on the market or exchange on which such securities are primarily traded. Short-term instruments with a maturity at issuance of 60 days or less may be valued at amortized cost, which approximates market value. Open-end investment companies are generally valued at net asset value per share. Securities and other assets generally valued on the basis of information from a third party pricing service may also be valued at a broker-dealer bid quotation. Values obtained from pricing services can utilize both dealer-supplied valuations and electronic data processing techniques, which take into account factors such as institutional-size trading in similar groups of securities, yield, quality, coupon rate, maturity, type of issue, trading characteristics, and other market data. The values of foreign securities and other assets and liabilities expressed in foreign currencies are converted to U.S. dollars using the mean of bid and asked prices for rates reported by a third party pricing service.

The Board of Trustees has delegated primary responsibility for determining or causing to be determined the value of the fund’s investments (including any fair valuation) to the adviser pursuant to valuation policies and procedures approved by the Board. If the adviser determines that reliable market quotations are not readily available, investments are valued at fair value as determined in good faith by the adviser in accordance with such procedures under the oversight of the Board of Trustees. Under the fund’s valuation policies and procedures, market quotations are not considered to be readily available for most types of debt instruments and floating rate loans and many types of derivatives. These investments are generally valued at fair value based on information from third party pricing services. In addition, investments may be valued at fair value if the adviser determines that an investment’s value has been materially affected by events occurring after the close of the exchange or market on which the investment is principally traded (such as foreign exchange or market) and prior to the determination of the fund’s net asset value, or after the halting of trading of a specific security where trading does not resume prior to the close of the exchange or market on which the security is principally traded. Events that occur on a frequent basis after foreign markets close (such as developments in foreign markets and significant movements in the U.S. markets) and prior to the determination of the fund’s net asset value may be deemed to have a material affect on the value of securities traded in foreign

13

Notes to Financial Statements – continued

markets. Accordingly, the fund’s foreign equity securities may often be valued at fair value. The adviser may rely on third party pricing services or other information (such as the correlation with price movements of similar securities in the same or other markets; the type, cost and investment characteristics of the security; the business and financial condition of the issuer; and trading and other market data) to assist in determining whether to fair value and at what value to fair value an investment. The value of an investment for purposes of calculating the fund’s net asset value can differ depending on the source and method used to determine value. When fair valuation is used, the value of investments used to determine the fund’s net asset value may differ from quoted or published prices for the same investments.

The fund adopted FASB Statement No. 157, Fair Value Measurements (the “Statement”). This Statement provides a single definition of fair value, a hierarchy for measuring fair value and expanded disclosures about fair value measurements.

Various inputs are used in determining the value of the fund’s assets or liabilities carried at market value. These inputs are categorized into three broad levels. Level 1 includes quoted prices in active markets for identical assets or liabilities. Level 2 includes other significant observable market-based inputs (including quoted prices for similar securities, interest rates, prepayment speed, and credit risk). Level 3 includes unobservable inputs, which may include the adviser’s own assumptions in determining the fair value of investments. Other financial instruments are derivative instruments not reflected in total investments, such as futures, forwards, swap contracts and written options. The following is a summary of the levels used as of December 31, 2008 in valuing the fund’s assets or liabilities carried at market value:

	Level 1	Level 2	Level 3	Total
Investments in Securities	$189,227,881	$15,198,240	$—	$204,426,121
Other Financial Instruments	$—	$—	$—	$—

Repurchase Agreements – The fund may enter into repurchase agreements with approved counterparties. Each repurchase agreement is recorded at cost. The fund requires that the securities collateral in a repurchase transaction be transferred to a custodian. The fund monitors, on a daily basis, the value of the collateral to ensure that its value, including accrued interest, is greater than amounts owed to the fund under each such repurchase agreement. The fund and other funds managed by Massachusetts Financial Services Company (MFS), may utilize a joint trading account for the purpose of entering into one or more repurchase agreements.

Foreign Currency Translation – Purchases and sales of foreign investments, income, and expenses are converted into U.S. dollars based upon currency exchange rates prevailing on the respective dates of such transactions or on the reporting date for foreign denominated receivables and payables. Gains and losses attributable to foreign currency exchange rates on sales of securities are recorded for financial statement purposes as net realized gains and losses on investments. Gains and losses attributable to foreign exchange rate movements on receivables, payables, income and expenses are recorded for financial statement purposes as foreign currency transaction gains and losses. That portion of both realized and unrealized gains and losses on investments that results from fluctuations in foreign currency exchange rates is not separately disclosed.

Security Loans – State Street Bank and Trust Company (“State Street”), as lending agent, may loan the securities of the fund to certain qualified institutions (the “Borrowers”) approved by the fund. The loans are collateralized by cash and/or U.S. Treasury and federal agency obligations in an amount typically at least equal to the market value of the securities loaned. State Street provides the fund with indemnification against Borrower default. The fund bears the risk of loss with respect to the investment of cash collateral. On loans collateralized by cash, the cash collateral is invested in a money market fund or short-term securities. A portion of the income generated upon investment of the collateral is remitted to the Borrowers, and the remainder is allocated between the fund and the lending agent. On loans collateralized by U.S. Treasury and/or federal agency obligations, a fee is received from the Borrower, and is allocated between the fund and the lending agent. Income from securities lending is included in interest income on the Statement of Operations. The dividend and interest income earned on the securities loaned is accounted for in the same manner as other dividend and interest income. At December 31, 2008, there were no securities on loan.

Indemnifications – Under the fund’s organizational documents, its officers and trustees may be indemnified against certain liabilities and expenses arising out of the performance of their duties to the fund. Additionally, in the normal course of business, the fund enters into agreements with service providers that may contain indemnification clauses. The fund’s maximum exposure under these agreements is unknown as this would involve future claims that may be made against the fund that have not yet occurred.

Investment Transactions and Income – Investment transactions are recorded on the trade date. Interest income is recorded on the accrual basis. All premium and discount is amortized or accreted for financial statement purposes in accordance with U.S. generally accepted accounting principles. Dividends received in cash are recorded on the ex-dividend date. Certain dividends from foreign securities will be recorded when the fund is informed of the dividend if such information is obtained subsequent to the ex-dividend date. Dividend and interest payments received in additional securities are recorded on the ex-dividend or ex-interest date in an amount equal to the value of the security on such date.

14

Notes to Financial Statements – continued

The fund may receive proceeds from litigation settlements. Any proceeds received from litigation involving portfolio holdings are reflected in the Statement of Operations in realized gain/loss if the security has been disposed of by the fund or in unrealized gain/loss if the security is still held by the fund. Any other proceeds from litigation not related to portfolio holdings are reflected as other income in the Statement of Operations.

Fees Paid Indirectly – The fund’s custody fee may be reduced according to an arrangement that measures the value of cash deposited with the custodian by the fund. This amount, for the year ended December 31, 2008, is shown as a reduction of total expenses on the Statement of Operations.

Tax Matters and Distributions – The fund intends to qualify as a regulated investment company, as defined under Subchapter M of the Internal Revenue Code, and to distribute all of its taxable income, including realized capital gains. As a result, no provision for federal income tax is required. Each of the fund’s federal tax returns for the prior three fiscal years remains subject to examination by the Internal Revenue Service. Foreign taxes, if any, have been accrued by the fund in the accompanying financial statements.

Distributions to shareholders are recorded on the ex-dividend date. Income and capital gain distributions are determined in accordance with income tax regulations, which may differ from U.S. generally accepted accounting principles. Certain capital accounts in the financial statements are periodically adjusted for permanent differences in order to reflect their tax character. These adjustments have no impact on net assets or net asset value per share. Temporary differences which arise from recognizing certain items of income, expense, gain or loss in different periods for financial statement and tax purposes will reverse at some time in the future. Distributions in excess of net investment income or net realized gains are temporary overdistributions for financial statement purposes resulting from differences in the recognition or classification of income or distributions for financial statement and tax purposes.

Book/tax differences primarily relate to wash sale loss deferrals and expiration of capital loss carryforwards.

The tax character of distributions declared to shareholders for the last two fiscal years is as follows:

	12/31/08	12/31/07
Ordinary income (including any short-term capital gains)	$1,772,918	$1,310,019

The federal tax cost and the tax basis components of distributable earnings were as follows:

As of 12/31/08
Cost of investments	$272,700,161
Gross appreciation	1,289,617
Gross depreciation	(69,563,657)
Net unrealized appreciation (depreciation)	$(68,274,040)
Undistributed ordinary income	1,717,549
Capital loss carryforwards	(401,531,257)
Other temporary differences	(1,749)

As of December 31, 2008, the fund had capital loss carryforwards available to offset future realized gains. Such losses expire as follows:

12/31/09	$(184,423,276)
12/31/10	(177,770,682)
12/31/16	(39,337,299)
$(401,531,257)

The availability of a portion of the capital loss carryforwards, which were acquired on June 22, 2007 in connection with the MFS Strategic Growth Series merger, may be limited in a given year.

Multiple Classes of Shares of Beneficial Interest – The fund offers multiple classes of shares, which differ in their respective distribution fees. The fund’s income, realized and unrealized gain (loss), and common expenses are allocated to shareholders based on the daily net assets of each class. Dividends are declared separately for each class. Differences in per share dividend rates are generally due to differences in separate class expenses.

(3)	Transactions with Affiliates

Investment Adviser – The fund has an investment advisory agreement with MFS to provide overall investment management and related administrative services and facilities to the fund. The management fee is computed daily and paid monthly at an annual rate of 0.75% of the fund’s average daily net assets. The investment adviser has agreed in writing to reduce its management fee to 0.65% of average daily net assets in excess of $1 billion. This written agreement will continue until modified by the fund’s Board of Trustees. For the year ended December 31, 2008, the fund’s average daily net assets did not

15

Notes to Financial Statements – continued

exceed $1 billion and therefore, the management fee was not reduced. The management fee incurred for the year ended December 31, 2008 was equivalent to an annual effective rate of 0.75% of the fund’s average daily net assets.

The investment adviser has agreed in writing to pay a portion of the fund’s total annual operating expenses, exclusive of interest, taxes, extraordinary expenses, brokerage and transaction costs, and investment-related expenses, such that total annual operating expenses do not exceed 0.82% annually of average daily net assets for the Initial Class shares and 1.07% annually of average daily net assets for the Service Class shares. This written agreement will continue until June 30, 2010. For the year ended December 31, 2008, this reduction amounted to $115,141 and is reflected as a reduction of total expenses in the Statement of Operations.

Distributor – MFS Fund Distributors, Inc. (MFD), a wholly-owned subsidiary of MFS, is the distributor of shares of the fund. The Trustees have adopted a distribution plan for the Service Class shares pursuant to Rule 12b-1 under the Investment Company Act of 1940.

The fund’s distribution plan provides that the fund will pay MFD distribution fees equal to 0.25% per annum of its average daily net assets attributable to Service Class shares as partial consideration for services performed and expenses incurred by MFD and financial intermediaries in connection with the sale and distribution of the fund’s Service Class shares and the sale and distribution of the variable annuity or variable life insurance contracts investing indirectly in Service Class shares. MFD may subsequently pay all, or a portion, of the distribution fees to financial intermediaries.

Shareholder Servicing Agent – MFS Service Center, Inc. (MFSC), a wholly-owned subsidiary of MFS, has contracted to provide transfer agent and recordkeeping functions in connection with the issuance, transfer, and redemption of each class of shares of the fund under a Shareholder Servicing Agent Agreement. During the year ended December 31, 2008, the fund did not pay MFSC a fee for this service.

Administrator – MFS provides certain financial, legal, shareholder communications, compliance, and other administrative services to the fund. Under an administrative services agreement, the fund partially reimburses MFS the costs incurred to provide these services. The fund is charged an annual fixed amount of $10,000 plus a fee based on average daily net assets.

The administrative services fee incurred for the year ended December 31, 2008 was equivalent to an annual effective rate of 0.0304% of the fund’s average daily net assets.

Trustees’ and Officers’ Compensation – The fund pays compensation to trustees in the form of a retainer, attendance fees, and additional compensation to Board chairpersons. The fund does not pay compensation directly to officers of the fund who are also officers of the investment adviser, all of whom receive remuneration for their services to the fund from MFS. Certain officers of the fund are officers or directors of MFS, MFD, and MFSC.

Other – This fund and certain other MFS funds (the funds) have entered into services agreements (the Agreements) which provide for payment of fees by the funds to Tarantino LLC and Griffin Compliance LLC in return for the provision of services of an Independent Chief Compliance Officer (ICCO) and Assistant ICCO, respectively, for the funds. The ICCO and Assistant ICCO are officers of the funds and the sole members of Tarantino LLC and Griffin Compliance LLC, respectively. The funds can terminate the Agreements with Tarantino LLC and Griffin Compliance LLC at any time under the terms of the Agreements. MFS has agreed to bear all expenses associated with office space, other administrative support, and supplies provided to the ICCO and Assistant ICCO. For the year ended December 31, 2008, the aggregate fees paid by the fund to Tarantino LLC and Griffin Compliance LLC were $2,962 and are included in miscellaneous expense on the Statement of Operations.

The fund may invest in a money market fund managed by MFS which seeks a high level of current income consistent with preservation of capital and liquidity. Income earned on this investment is included in dividends from underlying funds on the Statement of Operations. This money market fund does not pay a management fee to MFS.

(4)	Portfolio Securities

Purchases and sales of investments, other than U.S. Government securities, purchased option transactions, and short-term obligations, aggregated $135,693,425 and $221,345,301, respectively.

16

Notes to Financial Statements – continued

(5)	Shares of Beneficial Interest

The fund’s Declaration of Trust permits the Trustees to issue an unlimited number of full and fractional shares of beneficial interest. Transactions in fund shares were as follows:

	Year ended 12/31/08		Year ended 12/31/07
	Shares	Amount	Shares	Amount
Shares sold
Initial Class	286,691	$2,363,737	260,832	$2,982,601
Service Class	690,767	5,621,814	305,897	3,242,891
	977,458	$7,985,551	566,729	$6,225,492
Shares issued in connection with acquisition of Strategic Growth Series
Initial Class			2,598,220	$29,132,978
Service Class			3,576,586	39,797,947
			6,174,806	$68,930,925
Shares issued to shareholders in reinvestment of distributions
Initial Class	127,419	$1,460,223	106,664	$1,191,441
Service Class	27,502	312,695	10,692	118,578
	154,921	$1,772,918	117,356	$1,310,019
Shares reacquired
Initial Class	(6,893,149)	$(69,151,636)	(8,488,648)	$(94,925,383)
Service Class	(2,785,503)	(27,141,071)	(2,100,736)	(23,626,156)
	(9,678,652)	$(96,292,707)	(10,589,384)	$(118,551,539)
Net change
Initial Class	(6,479,039)	$(65,327,676)	(5,522,932)	$(61,618,363)
Service Class	(2,067,234)	(21,206,562)	1,792,439	19,533,260
	(8,546,273)	$(86,534,238)	(3,730,493)	$(42,085,103)

(6)	Line of Credit

The fund and other funds managed by MFS participate in a $1 billion unsecured committed line of credit provided by a syndication of banks under a credit agreement. In addition, the fund and other funds managed by MFS have established uncommitted borrowing arrangements with certain banks. Borrowings may be made for temporary financing needs. Interest is charged to each fund, based on its borrowings, generally at a rate equal to the Federal Reserve funds rate plus 0.30%. In addition, a commitment fee, based on the average daily, unused portion of the committed line of credit, is allocated among the participating funds at the end of each calendar quarter. For the year ended December 31, 2008, the fund’s commitment fee and interest expense were $1,578 and $0, respectively, and are included in miscellaneous expense on the Statement of Operations.

(7)	Transactions in Underlying Funds – Affiliated Issuers

An affiliated issuer may be considered one in which the fund owns 5% or more of the outstanding voting securities, or a company which is under common control. For the purposes of this report, the fund assumes the following to be affiliated issuers:

Underlying Funds	Beginning Shares/Par Amount	Acquisitions Shares/Par Amount	Dispositions Shares/Par Amount	Ending Shares/Par Amount
MFS Institutional Money Market Portfolio	—	28,550,776	25,648,968	2,901,808

Underlying Funds	Realized Gain (Loss)	Capital Gain Distributions	Dividend Income	Ending Value
MFS Institutional Money Market Portfolio	$—	$—	$7,842	$2,901,808

(8)	Acquisitions

At close of business on June 22, 2007, the fund acquired all of the assets and liabilities of Strategic Growth Series. The acquisition was accomplished by a tax-free exchange of 6,174,806 shares of the fund (valued at $68,930,925) for all of the assets and liabilities of Strategic Growth Series. Strategic Growth Series then distributed the shares of the fund that the Strategic Growth Series received from the fund to its shareholders. Strategic Growth Series’ net assets on that date were $68,930,925, including $7,565,896 of unrealized appreciation, $815 of accumulated net investment loss, and $39,999,752 of accumulated net realized loss on investments and foreign currency transactions. The aggregate net assets of the fund after the acquisition were $475,382,849.

17

REPORT OF INDEPENDENT REGISTERED PUBLIC ACCOUNTING FIRM

To the Board of Trustees of MFS Variable Insurance Trust II and the Shareholders of

MFS Massachusetts Investors Growth Stock Portfolio:

We have audited the accompanying statement of assets and liabilities, including the portfolio of investments, of MFS Massachusetts Investors Growth Stock Portfolio (the “Fund”) (one of the portfolios comprising MFS Variable Insurance Trust II) as of December 31, 2008, and the related statement of operations for the year then ended, the statements of changes in net assets for each of the two years in the period then ended, and the financial highlights for each of the five years in the period then ended. These financial statements and financial highlights are the responsibility of the Fund’s management. Our responsibility is to express an opinion on these financial statements and financial highlights based on our audits.

We conducted our audits in accordance with the standards of the Public Company Accounting Oversight Board (United States). Those standards require that we plan and perform the audit to obtain reasonable assurance about whether the financial statements and financial highlights are free of material misstatement. The Fund is not required to have, nor were we engaged to perform, an audit of its internal control over financial reporting. Our audits included consideration of internal control over financial reporting as a basis for designing audit procedures that are appropriate in the circumstances, but not for the purpose of expressing an opinion on the effectiveness of the Fund’s internal control over financial reporting. Accordingly, we express no such opinion. An audit also includes examining, on a test basis, evidence supporting the amounts and disclosures in the financial statements, assessing the accounting principles used and significant estimates made by management, as well as evaluating the overall financial statement presentation. Our procedures included confirmation of securities owned as of December 31, 2008, by correspondence with the custodian and brokers; where replies were not received from brokers, we performed other auditing procedures. We believe that our audits provide a reasonable basis for our opinion.

In our opinion, the financial statements and financial highlights referred to above present fairly, in all material respects, the financial position of MFS Massachusetts Investors Growth Stock Portfolio as of December 31, 2008, the results of its operations for the year then ended, the changes in its net assets for each of the two years in the period then ended, and the financial highlights for each of the five years in the period then ended, in conformity with accounting principles generally accepted in the United States of America.

DELOITTE & TOUCHE LLP

Boston, Massachusetts

February 19, 2009

18

TRUSTEES AND OFFICERS – IDENTIFICATION AND BACKGROUND

The Trustees and officers of the Trust, as of February 1, 2009, are listed below, together with their principal occupations during the past five years. (Their titles may have varied during that period.) The address of each Trustee and officer is 500 Boylston Street, Boston, Massachusetts 02116.

Name, Date of Birth	Position(s) Held with Fund	Trustee/Officer Since (1)	Principal Occupations During the Past Five Years and Other Directorships (2)
INTERESTED TRUSTEE
David D. Horn (3) (born 6/07/41)	Trustee	April 1986	Private investor; Sun Life Assurance Company of Canada, Senior Vice President and General Manager for the United States (until 1997); Director (until March 2004)

INDEPENDENT TRUSTEES
J. Kermit Birchfield (born 1/08/40)	Chairman	May 1997	Consultant; Century Partners, Inc. (investments), Director; Displaytech, Inc. (technology), Director; Dessin Fournir LLC (furniture manufacturer), Director (2005 to present); Intermountain Gas Company, Inc. & Intermountain Industries, Inc. (oil & gas exploration and production), Director; Site Watch LLC (software to monitor oil tanks), Managing Director (2006 to present); Juridica Investments (fund investing in judicial matters), Director (2007 to present); HPSC, Inc. (medical financing), Director (until January 2004)

Robert C. Bishop (born 1/13/43)	Trustee	May 2001	AutoImmune, Inc. (pharmaceutical product development), Chairman, President and Chief Executive Officer; Caliper Life Sciences Corp. (laboratory analytical instruments), Director; Millipore Corporation (purification/filtration products), Director; Waterstreet Capital (leverage buyouts), Advisory Board (August 2006 to present); Optobionics Corporation (ophthalmic devices), Director (2002 to 2007)

Frederick H. Dulles (born 3/12/42)	Trustee	May 2001	Ten State International Law PLLC (law firm), Of Counsel (since 2006); Prudential Carolina Real Estate, (real estate), Broker (since 2006); Free Enterprise Foundation, Inc. (research institute), Director & Secretary (until 2008); Disher, Hamrick & Myers Residential, Inc. (real estate) Broker (2005 until 2006); Frederick H. Dulles law practice (until 2006); Ten State Street LLP (law firm), Member (until 2005)

Marcia A. Kean (born 6/30/48)	Trustee	April 2005	Feinstein Kean Healthcare (consulting), Chief Executive Officer

Ronald G. Steinhart (born 6/15/40)	Trustee	May 2001	Private investor; Penske Automotive Group (automotive retailer), Director; Animal Health International, Inc. (animal health products), Director (since 2007); Texas Industries (concrete/aggregates/cement), Director (since 2007); Penson Worldwide, Inc. (securities clearance), Director (since 2006); Carreker Corporation (technology consulting) Director (until 2005); Prentiss Properties Trust (real estate investment trust), Director (until 2006)

Haviland Wright (born 7/21/48)	Trustee	May 2001	Profitability of Hawaii (software), Chief Development Officer (since December 2008); Elixir Technologies Corporation (software) Director (since 2005); Nano Loa Inc. (liquid crystal displays), Director

TRUSTEE EMERITUS
Samuel Adams (born 10/19/25)	Trustee Emeritus		Retired; K&L Gates LLP (law firm), Of Counsel

OFFICERS
Maria F. Dwyer (4) (born 12/01/58)	President	November 2005	Massachusetts Financial Services Company, Executive Vice President and Chief Regulatory Officer (since March 2004) Chief Compliance Officer (since December 2006); Fidelity Management & Research Company, Vice President (prior to March 2004); Fidelity Group of Funds, President and Treasurer (until March 2004)

Christopher R. Bohane (4) (born 1/18/74)	Assistant Secretary and Assistant Clerk	July 2005	Massachusetts Financial Services Company, Vice President and Senior Counsel

John M. Corcoran (4) (born 4/13/65)	Treasurer	October 2008	Massachusetts Financial Services Company, Senior Vice President (since October 2008); State Street Bank and Trust (financial services provider), Senior Vice President, (until September 2008)

Ethan D. Corey (4) (born 11/21/63)	Assistant Secretary and Assistant Clerk	July 2005	Massachusetts Financial Services Company, Senior Vice President and Associate General Counsel (since 2004); Dechert LLP (law firm), Counsel (prior to December 2004)

David L. DiLorenzo (4) (born 8/10/68)	Assistant Treasurer	July 2005	Massachusetts Financial Services Company, Vice President (since June 2005); JP Morgan Investor Services, Vice President (until June 2005)

Timothy M. Fagan (4) (born 7/10/68)	Assistant Secretary and Assistant Clerk	September 2005	Massachusetts Financial Services Company, Vice President and Senior Counsel (since September 2005); John Hancock Advisers, LLC, Vice President, Senior Attorney and Chief Compliance Officer (until August 2005)

19

Trustees and Officers – continued

Name, Date of Birth	Position(s) Held with Fund	Trustee/Officer Since (1)	Principal Occupations During the Past Five Years and Other Directorships (2)
Mark D. Fischer (4) (born 10/27/70)	Assistant Treasurer	July 2005	Massachusetts Financial Services Company, Vice President (since May 2005); JP Morgan Investment Management Company, Vice President (until May 2005)

Robyn L. Griffin (born 7/04/75)	Assistant Independent Chief Compliance Officer	August 2008	Griffin Compliance LLC (provider of compliance services), Principal (since August 2008); State Street Corporation (financial services provider), Mutual Fund Administration Assistant Vice President (October 2006 – July 2008); Liberty Mutual Group (insurance), Personal Market Assistant Controller (April 2006 – October 2006); Deloitte & Touche LLP (professional services firm), Senior Manager (prior to April 2006)

Brian E. Langenfeld (4) (born 3/07/73)	Assistant Secretary and Assistant Clerk	May 2006	Massachusetts Financial Services Company, Vice President and Senior Counsel (since May 2006); John Hancock Advisers, LLC, Assistant Vice President and Counsel (until April 2006)

Ellen Moynihan (4) (born 11/13/57)	Assistant Treasurer	May 1997	Massachusetts Financial Services Company, Senior Vice President

Susan S. Newton (4) (born 3/07/50)	Assistant Secretary and Assistant Clerk	May 2005	Massachusetts Financial Services Company, Senior Vice President and Associate General Counsel (since April 2005); John Hancock Advisers, LLC, Senior Vice President, Secretary and Chief Legal Officer (until April 2005)

Susan A. Pereira (4) (born 11/05/70)	Assistant Secretary and Assistant Clerk	July 2005	Massachusetts Financial Services Company, Vice President and Senior Counsel (since June 2004); Bingham McCutchen LLP (law firm), Associate (until June 2004)

Mark N. Polebaum (4) (born 5/01/52)	Secretary and Clerk	February 2006	Massachusetts Financial Services Company, Executive Vice President, General Counsel and Secretary (since January 2006); Wilmer Cutler Pickering Hale and Dorr LLP (law firm), Partner (until January 2006)

Frank L. Tarantino (born 3/07/44)	Independent Chief Compliance Officer	September 2004	Tarantino LLC (provider of compliance services), Principal (since June 2004); CRA Business Strategies Group (consulting services), Executive Vice President (until June 2004)

Richard S. Weitzel (4) (born 7/16/70)	Assistant Secretary and Assistant Clerk	October 2007	Massachusetts Financial Services Company, Vice President and Assistant General Counsel (since 2004); Massachusetts Department of Business and Technology, General Counsel (until April 2004)

James O. Yost (4) (born 6/12/60)	Assistant Treasurer	April 1992	Massachusetts Financial Services Company, Senior Vice President

(1)	Date first appointed to serve as Trustee/Officer of an MFS fund or a Compass variable account. Each Trustee has served continuously since appointment.

(2)	Directorships or trusteeships of companies required to report to the Securities and Exchange Commission (i.e., “public companies”).

(3)	“Interested person” of the Trust, within the meaning of the Investment Company Act of 1940 (referred to as the 1940 Act), which is the principal federal law governing investment companies like the Trust, as a result of position with Sun Life of Canada (U.S.). The address of Sun Life of Canada (U.S.) is One Sun Life Executive Park, Wellesley Hills, Massachusetts 02481.

(4)	“Interested person” of MFS within the meaning of the 1940 Act. The address of MFS is 500 Boylston Street, Boston, Massachusetts 02116.

The Trust does not hold annual meetings for the purpose of electing Trustees, and Trustees are not elected for fixed terms. Each Trustee and officer holds office until his or her successor is chosen and qualified, or until his or her earlier death, resignation, retirement or removal.

All Trustees currently serve as Trustees of the Trust and have served in that capacity since originally elected or appointed. All of the Trustees are also Managers of the Compass Variable Accounts. The executive officers of the Trust hold similar offices for the Compass Variable Accounts and other funds in the MFS fund complex. As of January 1, 2009, each Trustee serves as a Trustee or Manager of 35 Accounts/Funds.

The Statement of Additional Information contains further information about the Trustees and is available without charge upon request by calling 1-800-752-7215.

Investment Adviser Massachusetts Financial Services Company 500 Boylston Street, Boston, MA 02116-3741	Custodian State Street Bank and Trust 1 Lincoln Street, Boston, MA 02111-2900
Distributor MFS Fund Distributors, Inc. 500 Boylston Street, Boston, MA 02116-3741	Independent Registered Public Accounting Firm Deloitte & Touche LLP 200 Berkeley Street, Boston, MA 02116
Portfolio Manager Jeffrey Constantino

20

BOARD REVIEW OF INVESTMENT ADVISORY AGREEMENT

The Investment Company Act of 1940 requires that both the full Board of Trustees and a majority of the non-interested (“independent”) Trustees, voting separately, annually approve the continuation of the investment advisory agreement between MFS Variable Insurance Trust II (the “Trust”) and Massachusetts Financial Services Company (“MFS”) on behalf of the Fund. The Trustees consider matters bearing on the Fund and the advisory arrangements at their meetings throughout the year, including a review of performance data at each regular meeting. In addition, the independent Trustees met in May and again in July 2008 (“contract review meetings”) for the specific purpose of considering whether to approve the continuation of the investment advisory agreement for the Fund. The independent Trustees were assisted in their evaluation of the investment advisory agreement by independent legal counsel, from whom they received separate legal advice and with whom they met separately from MFS management during various contract review meetings. The independent Trustees were also assisted in this process by the Fund’s Independent Chief Compliance Officer, a full-time senior officer appointed by and reporting to the independent Trustees.

In connection with their deliberations, the Trustees, including the independent Trustees, considered such information and factors as they believed, in light of the legal advice furnished to them and their own business judgment, to be relevant. The investment advisory agreement was considered separately for the Fund, although the Trustees also took into account the common interests of all Funds in the Trust in their review. As described below, the Trustees considered the nature, quality, and extent of the various investment advisory, administrative, and shareholder services performed by MFS under the existing investment advisory agreement and other arrangements with the Trust.

In connection with their contract review meetings, the Trustees received and relied upon materials which included, among other items: (i) information provided by Lipper Inc. on the investment performance of the Fund for various time periods ended December 31, 2007, compared to the investment performance of a group of funds with substantially similar investment classifications/objectives (the “Lipper performance universe”), (ii) information provided by Lipper Inc. on the Fund’s advisory fees and other expenses compared to the advisory fees and other expenses of comparable funds identified by Lipper (the “Lipper expense group”), (iii) information provided by MFS on the advisory fees of comparable portfolios of its other clients, including institutional separate account and other clients, (iv) information as to whether expense waivers, reimbursements or fee “breakpoints” are observed for the Fund, (v) information regarding MFS’ financial results and financial condition, including MFS’ and certain of its affiliates’ estimated profitability from services performed for the Fund, (vi) MFS’ views regarding the outlook for the mutual fund industry and its strategic business plans, (vii) descriptions of various functions performed by MFS for the Trust, such as compliance monitoring and portfolio trading practices, and (viii) information regarding the overall organization of MFS, including information about MFS’ senior management and other personnel providing investment advisory, administrative and other services to the Fund. The comparative performance, fee and expense information prepared and provided by Lipper Inc. was not independently verified, and the independent Trustees did not independently verify any information provided to them by MFS.

The Trustees’ conclusion as to the continuation of the investment advisory agreement was based on comprehensive consideration of all information provided to the Trustees and not the result of any single factor. Some of the factors that figured particularly in the Trustees’ deliberations are described below for the Fund, while individual Trustees may have given different weight to various factors and evaluated the information presented as a whole differently than another Trustee. The Trustees recognized that the fee arrangements for the Fund reflect years of review and discussion between the independent Trustees and MFS, that certain aspects of such arrangements may receive greater scrutiny in some years than others, and that the Trustees’ conclusions may be based, in part, on their consideration of these same arrangements during the course of the year and in prior years.

Based on information provided by Lipper Inc., the Trustees compared the Fund’s total return investment performance to the performance of a peer group of funds over various time periods. The Trustees placed particular emphasis on the total return performance of the Fund’s Initial Class shares in comparison to the performance of funds in its Lipper performance universe over the one-, three- and five-year periods. The Trustees did not rely on performance results for more recent periods, including those shown elsewhere in this report.

The Trustees noted the performance of the Fund’s Initial Class shares was in the 3rd quintile relative to the other funds in the Lipper Classification Index for the one-year period (the 1st quintile being the best performers and the 5th quintile being the worst performers). The total return performance of the Fund was in the 4th quintile for the three-year period and the five-year period ended December 31, 2007, relative to the Lipper performance universe. Based on the nature and quality of services provided by MFS, the Board of Trustees concluded that the Fund’s performance was adequate.

In the course of their deliberations, the Trustees took into account information provided by MFS during contract review meetings, as well as during investment review meetings conducted with portfolio management personnel during the course of the year.

21

Board Review of Investment Advisory Agreement – continued

In assessing the reasonableness of the Fund’s advisory fee, the Trustees considered, among other information, the Fund’s advisory fee and the total expense ratio of the Fund’s Initial Class shares as a percentage of average daily net assets, compared to the advisory fee and total expense ratios of its peer group of funds based on information provided by Lipper Inc. The Trustees also considered the advisory fees charged by MFS to institutional accounts. In comparing these fees, the Trustees considered the generally broader scope of services provided by MFS to the Trust than those provided to institutional accounts. The Trustees also considered the higher demands placed on MFS’ investment personnel and trading infrastructure as a result of the daily cash in-flows and out-flows of the Fund, and the impact on MFS and related expenses due to the more extensive regulatory regime to which the Fund is subject, compared to institutional accounts.

In considering the fees, the Trustees noted from the Lipper data that the Fund’s effective advisory fee rate was approximately at the median and total expense ratio was at the median of such fees and expenses of funds in the Lipper expense group. The Trustees further noted that MFS agreed to continue to reduce its advisory fee on average daily net assets over $1 billion, and they accepted MFS’ offer to continue the total expense limitation for the next year. The Trustees further concluded that the existing breakpoint was sufficient to allow the Fund to benefit from economies of scale as its assets grow. The Trustees concluded that the fees were reasonable in light of the nature and quality of services provided.

The Trustees also considered information prepared by MFS relating to its costs and profits with respect to the Fund and other investment companies and accounts advised by MFS, as well as MFS’ methodologies used to determine and allocate its costs to the Fund and other accounts and products for purposes of estimating profitability.

After reviewing these and other factors described below, the Trustees concluded that the advisory fees charged to the Fund represent reasonable compensation in light of the nature and quality of the services being provided by MFS.

In addition, the Trustees considered MFS’ resources and related efforts to continue to retain, attract and motivate capable personnel to serve the Fund. The Trustees also considered the financial resources of MFS and its parent, Sun Life Financial Inc. The Trustees further considered any advantages and possible disadvantages of having an adviser which also serves other investment companies as well as institutional accounts.

The Trustees also considered the nature, quality, cost, and extent of administrative, transfer agency, and distribution services provided to the Fund by MFS and its affiliates under agreements and plans other than the investment advisory agreement, including the 12b-1 fees the Fund pays to MFS Fund Distributors, Inc., an affiliate of MFS. The Trustees also considered the nature, extent and quality of certain other services MFS performs or arranges on the Fund’s behalf, which may include securities lending programs, directed expense payment programs, class action recovery programs, and MFS’ interaction with third-party service providers, principally custodians and sub-custodians. The Trustees concluded that the various non-advisory services provided by MFS and its affiliates on behalf of the Fund were satisfactory. The Trustees also considered the benefits to MFS from the use of the Fund’s portfolio brokerage commissions to pay for research and other similar services and various other factors. Additionally, the Trustees considered so-called “fall-out benefits” to MFS such as reputational value derived from serving as investment manager to the Trust, and determined that any such benefits derived by MFS were reasonable and fair.

Based on their evaluation of factors that they deemed to be material, including those factors described above, the Board of Trustees, including a majority of the independent Trustees, concluded that the investment advisory agreement should be continued for an additional one-year period, commencing September 1, 2008.

A discussion regarding the Board’s most recent review and renewal of the fund’s Investment Advisory Agreement with MFS is available by clicking on the fund’s name under “Variable Insurance Portfolios-VIT II” in the “Products & Performance” section on the MFS Web site (mfs.com).

22

PROXY VOTING POLICIES AND INFORMATION

A general description of the MFS funds’ proxy voting policies and procedures is available without charge, upon request, by calling
1-800-225-2606, by visiting the Proxy Voting section of mfs.com or by visiting the SEC’s Web site at http://www.sec.gov.

Information regarding how the fund voted proxies relating to portfolio securities during the most recent twelve-month period ended June 30 is available without charge by visiting the Proxy Voting section of mfs.com or by visiting the SEC’s Web site at http://www.sec.gov.

QUARTERLY PORTFOLIO DISCLOSURE

The fund will file a complete schedule of portfolio holdings with the Securities and Exchange Commission (the Commission) for the first and third quarters of each fiscal year on Form N-Q. The fund’s Form N-Q may be reviewed and copied at the:

Public Reference Room

Securities and Exchange Commission

100 F Street, NE, Room 1580

Washington, D.C. 20549

Information on the operation of the Public Reference Room may be obtained by calling the Commission at 1-800-SEC-0330. The fund’s Form N-Q is available on the EDGAR database on the Commission’s Internet Web site at http://www.sec.gov, and copies of this information may be obtained, upon payment of a duplicating fee, by electronic request at the following e-mail address: publicinfo@sec.gov or by writing the Public Reference Section at the above address.

FEDERAL TAX INFORMATION (unaudited)

The following information is provided pursuant to provisions of the Internal Revenue Code.

For corporate shareholders, 100.00% of the ordinary income dividends paid during the fiscal year qualify for the corporate dividends received deduction.

23

MFS® PRIVACY NOTICE

Privacy is a concern for every investor today. At MFS Investment Management® and the MFS funds, we take this concern very seriously. We want you to understand our policies about the investment products and services that we offer, and how we protect the nonpublic personal information of investors who have a direct relationship with us and our wholly owned subsidiaries.

Throughout our business relationship, you provide us with personal information. We maintain information and records about you, your investments, and the services you use. Examples of the nonpublic personal information we maintain include

•	data from investment applications and other forms
•	share balances and transactional history with us, our affiliates, or others
•	facts from a consumer reporting agency

We do not disclose any nonpublic personal information about our customers or former customers to anyone, except as permitted by law. We may share nonpublic personal information with third parties or certain of our affiliates in connection with servicing your account or processing your transactions. We may share information with companies or financial institutions that perform marketing services on our behalf or with other financial institutions with which we have joint marketing arrangements, subject to any legal requirements.

Authorization to access your nonpublic personal information is limited to appropriate personnel who provide products, services, or information to you. We maintain physical, electronic, and procedural safeguards to help protect the personal information we collect about you.

If you have any questions about the MFS privacy policy, please call 1-800-225-2606 any business day between 8 a.m. and 8 p.m. Eastern time.

Note: If you own MFS products or receive MFS services in the name of a third party such as a bank or broker-dealer, their privacy policy may apply to you instead of ours.

24

MFS INVESTMENT MANAGEMENT

MFS® Mid Cap Value Portfolio

MFS® Variable Insurance Trust II
Annual report

12/31/08
MVS-ANN

MFS® MID CAP VALUE PORTFOLIO

The report is prepared for the general information of contract owners. It is authorized for distribution to prospective investors only when preceded or accompanied by a current prospectus.

NOT FDIC INSURED • MAY LOSE VALUE • NO BANK GUARANTEE • NOT A DEPOSIT • NOT INSURED BY ANY FEDERAL GOVERNMENT AGENCY OR NCUA/NCUSIF

LETTER FROM THE CEO

Dear Contract Owners:

The market downturns and economic setbacks of late probably rank among the worst financial declines most of us have experienced. Inevitably, people may be questioning their commitment to investing. Still, it is important to remember that downturns are an inescapable part of the business cycle. Such troughs have been seen before, and if we can use history as a guide, market recoveries typically have followed.

Recent events have clearly shown us the value of certain types of investments. In this environment, two of the hallmarks of mutual funds — transparency and liquidity — have become critically important. Unlike some other types of investments, the operations of mutual funds are relatively transparent to their shareholders. With their daily redemption feature, mutual funds also generally provide easy, convenient access to one’s money. Through these recent market upheavals, this level of liquidity enhanced the ability of mutual fund investors to respond and modify their investments as they and their advisors saw fit — a flexibility that those in less liquid investments simply did not have at their disposal.

At MFS® we take particular pride in how well mutual funds can serve investors because we invented the mutual fund in the United States. Established in 1924, Massachusetts Investors Trust was the nation’s first fund. Recent market events only reinforce what we have learned through 85 years — that mutual funds provide unique features that are important to investors in any type of market climate.

Respectfully,

Robert J. Manning

Chief Executive Officer and Chief Investment Officer

MFS Investment Management®

February 17, 2009

The opinions expressed in this letter are subject to change, may not be relied upon for investment advice, and no forecasts can be guaranteed.

Before investing, consider the fund’s investment objectives, risks, charges, and expenses. For a prospectus containing this and other information, contact your investment professional or view online. Read it carefully.

MFS Fund Distributors, Inc., 500 Boylston Street, Boston, MA 02116

1

PORTFOLIO COMPOSITION

Portfolio structure

Top ten holdings
Aspen Insurance Holdings Ltd.	3.1%
Allied World Assurance Co. Holdings Ltd.	2.8%
Lorillard, Inc.	2.7%
PPG Industries, Inc.	2.5%
PNC Financial Services Group, Inc.	2.3%
Endurance Specialty Holdings Ltd.	2.2%
Darden Restaurants, Inc.	2.2%
NVR, Inc.	2.0%
J.M. Smucker Co.	1.9%
Mack-Cali Realty Corp., REIT	1.8%

Equity sectors
Financial Services	23.9%
Utilities & Communications	17.3%
Consumer Staples	8.5%
Industrial Goods & Services	7.1%
Technology	6.8%
Leisure	6.5%
Retailing	6.0%
Health Care	6.0%
Autos & Housing	4.5%
Basic Materials	4.3%
Energy	4.0%
Special Products & Services	2.6%
Transportation	0.7%

Percentages are based on net assets as of 12/31/08.

The portfolio is actively managed and current holdings may be different.

2

MANAGEMENT REVIEW

Summary of Results

For the twelve months ended December 31, 2008, Initial Class shares of the MFS Mid Cap Value Portfolio (the “fund”) provided a total return of –42.16%, while Service Class shares of the fund provided a total return of –42.32%. These compare with a return of
–38.44% for the fund’s benchmark, the Russell Midcap Value Index.

Market Environment

The U.S. economy and financial markets experienced significant deterioration and extraordinary volatility over the reporting period. U.S. economic growth slowed significantly, despite the short-term bounce from the second quarter fiscal stimulus. Strong domestic headwinds included accelerated deterioration in the housing market, anemic corporate investment, a rapidly declining job market, and a much tighter credit environment. During the period, a seemingly continuous series of tumultuous financial events hammered markets, including: the distressed sale of failing Bear Stearns to JPMorgan, the conservatorship of Government Sponsored Enterprises (GSEs) Fannie Mae and Freddie Mac, the bankruptcy of investment bank Lehman Brothers, the Federal Reserve Bank’s complex intervention of insurance company American International Group (AIG), the nationalization of several large European banks, the failure of Washington Mutual, and the distressed sale of Wachovia. As a result of this barrage of turbulent news, global equity markets pushed significantly lower and credit markets witnessed the worst dislocation since the beginning of the credit crisis. Though conditions improved towards the end of the period, the state of financial and macroeconomic dislocation remained severe.

While reasonably resilient during the first half of the period, the global economy and financial system increasingly experienced considerable negative spillovers from the U.S. slowdown. Not only did Europe and Japan show obvious signs of economic softening, the more powerful engine of global growth – emerging markets – also displayed weakening dynamics.

During the reporting period, the U.S. Federal Reserve Board cut interest rates aggressively and introduced a multitude of new lending facilities to alleviate ever-tightening credit markets, while the U.S. federal government moved quickly to design and implement a meaningful fiscal stimulus package. Although several other global central banks also cut rates, the dilemma of rising energy and food prices heightened concerns among central bankers that inflationary expectations might become unhinged despite weaker growth. Only later in the reporting period did slowing global growth result in a very precipitous decline in commodity prices, which significantly eased inflation and inflationary expectations. As inflationary concerns diminished in the face of global deleveraging, and equity and credit markets deteriorated more sharply, a coordinated rate cut marked the beginning of much more aggressive easing by the major global central banks.

Detractors from Performance

Stock selection in the industrial goods and services sector was a primary detractor from the fund’s performance relative to the Russell Midcap Value Index. Positioning in integrated supply services provider Wesco International (g) and bearings manufacturer Timken (g) were among the fund’s top detractors as both securities underperformed the index.

In the utilities and communications sector, stock selection also hindered results. The fund’s investment in natural gas pipelines operator Willliams Cos. hurt relative results.

The consumer staples sector was another area of relative weakness, although no individual stocks within this sector were among the fund’s top detractors.

Elsewhere in the fund, our positioning in insurance company Genworth Financial (g), integrated steelmaker U.S. Steel (g), and computer hard drive maker Western Digital (g), all of which underperformed the benchmark, detracted from relative performance. Holdings of cruise line operator Royal Caribbean Cruises, real estate investment trust Apartment Investment and Management (g), commercial banking firm Sovereign (g), and offshore oil and gas exploration company Helix Energy Solutions Group (g) also hindered returns as these four stocks underperformed the benchmark. Shares of Helix declined on concerns of lower production due to Gulf Coast storms.

Contributors to Performance

Stock selection in the retailing sector was one of the positive factors for relative returns during the reporting period. The fund’s positioning in discount retailer Family Dollar Stores, which we held during the stock’s price increase, was among the top relative contributors within this sector.

Stock selection in the financial services sector also aided relative results. The fund’s positioning in banking firm TCF Financial (g), which outperformed the benchmark, and in full service commercial bank East West Bancorp (g), both bolstered relative results. East West Bancorp was a benchmark constituent for the first half of the period, in which the stock’s price hit its low for the reporting period. We held the security for the majority of the period and thus were able to take advantage of the stock’s price rebound. Holdings of insurance companies Allied World Assurance Holdings, Aspen Insurance Holdings (aa), and MetLife (aa), and real estate investment trust Mack-Cali Realty also helped.

3

Management Review – continued

Top relative contributors in other sectors included utility company PG&E Corp., pharmaceutical services company Omnicare (g), and casual dining restaurants operator Darden Restaurants (aa). Shares of Darden Restaurants rose as the company reported better-than-expected earnings. The company attributed this partly to increased same-store sales in its two largest brands, Olive Garden and Red Lobster.

Respectfully,

Kevin Schmitz	Brooks Taylor
Portfolio Manager	Portfolio Manager

Note to Shareholders: Effective November 20, 2008, Kevin Schmitz and Brooks Taylor became co-managers of the fund. Previously, the fund was managed by Jonathan Sage.

(aa)	Security is not a benchmark constituent.

(g)	Security was not held in the portfolio at period end.

The views expressed in this report are those of the portfolio managers only through the end of the period of the report as stated on the cover and do not necessarily reflect the views of MFS or any other person in the MFS organization. These views are subject to change at any time based on market or other conditions, and MFS disclaims any responsibility to update such views. These views may not be relied upon as investment advice or an indication of trading intent on behalf of any MFS portfolio. References to specific securities are not recommendations of such securities, and may not be representative of any MFS portfolio’s current or future investments.

4

PERFORMANCE SUMMARY THROUGH 12/31/08

The following chart illustrates the historical performance of the fund in comparison to its benchmark(s). Benchmark comparisons are unmanaged; do not reflect any fees or expenses; and cannot be invested in directly. The performance of other share classes will be greater than or less than that of the class depicted below. (See Notes to Performance Summary.)

Performance data shown represents past performance and is no guarantee of future results. Investment return and principal value fluctuate so your units, when sold, may be worth more or less than the original cost; current performance may be lower or higher than quoted. The performance shown does not reflect the deduction of taxes, if any, that a contract holder would pay on fund distributions or the redemption of contract units. The returns for the fund shown also do not reflect the deduction of expenses associated with variable products, such as mortality and expense risk charges, separate account charges, and sales charges imposed by the insurance company separate accounts. Such expenses would reduce the overall returns shown.

Growth of a hypothetical $10,000 investment (t)

Total rates of return through 12/31/08

Average Annual Total Returns

Share class	Class inception date	1-yr	5-yr	Life (t)
Initial Class	5/01/02	(42.16)%	(2.94)%	(1.53)%
Service Class	5/01/02	(42.32)%	(3.18)%	(1.73)%

Comparative Benchmark

Russell Midcap Value Index (f)	(38.44)%	0.33%	2.45%

(f)	Source: FactSet Research Systems Inc.

(t)	For the period from the commencement of the fund’s investment operations, May 1, 2002, through the stated period end.

Benchmark Definition

Russell Midcap Value Index – constructed to provide a comprehensive barometer for value securities in the mid-cap segment of the U.S. equity universe. Companies in this index generally have lower price-to-book ratios and lower forecasted growth values.

It is not possible to invest directly in an index.

Notes to Performance Summary

Performance results reflect any applicable expense subsidies and waivers in effect during the periods shown. Without such subsidies and waivers the fund’s performance results would be less favorable. Please see the prospectus for complete details. All results are historical and assume the reinvestment of any dividends and capital gains distributions.

From time to time the fund may receive proceeds from litigation settlements, without which performance would be lower.

5

EXPENSE TABLE

Fund Expenses Borne by the Contract Holders During the Period,

July 1, 2008 through December 31, 2008

As a contract holder of the fund, you incur ongoing costs, including management fees; distribution (12b-1) fees; and other fund expenses. This example is intended to help you understand your ongoing costs (in dollars) of investing in the fund and to compare these costs with the ongoing costs of investing in other mutual funds.

The example is based on an investment of $1,000 invested at the beginning of the period and held for the entire period July 1, 2008 through December 31, 2008.

Actual Expenses

The first line for each share class in the following table provides information about actual account values and actual expenses. You may use the information in this line, together with the amount you invested, to estimate the expenses that you paid over the period. Simply divide your account value by $1,000 (for example, an $8,600 account value divided by $1,000 = 8.6), then multiply the result by the number in the first line under the heading entitled “Expenses Paid During Period” to estimate the expenses you paid on your account during this period.

Hypothetical Example for Comparison Purposes

The second line for each share class in the following table provides information about hypothetical account values and hypothetical expenses based on the fund’s actual expense ratio and an assumed rate of return of 5% per year before expenses, which is not the fund’s actual return. The hypothetical account values and expenses may not be used to estimate the actual ending account balance or expenses you paid for the period. You may use this information to compare the ongoing costs of investing in the fund and other funds. To do so, compare this 5% hypothetical example with the 5% hypothetical examples that appear in the shareholder reports of the other funds.

Please note that the expenses shown in the table are meant to highlight the fund’s ongoing costs only and do not take into account the fees and expenses imposed under the variable contracts through which your investment in the fund is made. Therefore, the second line for each share class in the table is useful in comparing ongoing costs associated with an investment in vehicles (such as the fund) which fund benefits under variable annuity and variable life insurance contracts and to qualified pension and retirement plans only, and will not help you determine the relative total costs of investing in the fund through variable annuity and variable life insurance contracts. If the fees and expenses imposed under the variable contracts were included, your costs would have been higher.

Share Class		Annualized Expense Ratio	Beginning Account Value 7/01/08	Ending Account Value 12/31/08	Expenses Paid During Period (p) 7/01/08-12/31/08
Initial Class	Actual	1.00%	$1,000.00	$632.40	$4.10
	Hypothetical (h)	1.00%	$1,000.00	$1,020.11	$5.08
Service Class	Actual	1.25%	$1,000.00	$632.05	$5.13
	Hypothetical (h)	1.25%	$1,000.00	$1,018.85	$6.34

(h)	5% class return per year before expenses.

(p)	Expenses paid is equal to each class’ annualized expense ratio, as shown above, multiplied by the average account value over the period, multiplied by the number of days in the period, divided by the number of days in the year.

6

PORTFOLIO OF INVESTMENTS – 12/31/08

The Portfolio of Investments is a complete list of all securities owned by your fund. It is categorized by broad-based asset classes.

Issuer	Shares/Par	Value ($)

COMMON STOCKS – 98.2%
Aerospace – 1.0%
Northrop Grumman Corp.	2,660	$119,806

Airlines – 0.7%
UAL Corp.	7,156	$78,859

Alcoholic Beverages – 0.7%
Molson Coors Brewing Co.	1,730	$84,632

Automotive – 0.7%
Johnson Controls, Inc.	4,430	$80,449

Broadcasting – 1.0%
Omnicom Group, Inc.	4,340	$116,833

Brokerage & Asset Managers – 1.0%
Deutsche Boerse AG	810	$58,994
Invesco Ltd.	3,960	57,182

		$116,176

Business Services – 2.6%
Amdocs Ltd. (a)	2,000	$36,580
MasterCard, Inc., “A”	920	131,496
Watson Wyatt & Co. Holdings	600	28,692
Western Union Co.	6,850	98,229

		$294,997

Chemicals – 2.5%
PPG Industries, Inc.	6,670	$283,008

Computer Software – 2.8%
Citrix Systems, Inc. (a)	1,150	$27,105
McAfee, Inc. (a)	3,310	114,427
MicroStrategy, Inc., “A” (a)	2,400	89,112
VeriSign, Inc. (a)	4,350	82,998

		$313,642

Construction – 3.8%
NVR, Inc. (a)	510	$232,688
Sherwin-Williams Co.	2,300	137,425
Stanley Works	1,740	59,334

		$429,447

Consumer Goods & Services – 1.3%
Avon Products, Inc.	2,022	$48,589
Clorox Co.	1,720	95,563

		$144,152

Containers – 0.5%
Crown Holdings, Inc. (a)	3,000	$57,600

Electrical Equipment – 2.9%
Danaher Corp.	1,960	$110,956
Rockwell Automation, Inc.	1,960	63,190
W.W. Grainger, Inc.	2,000	157,680

		$331,826

Issuer	Shares/Par	Value ($)

COMMON STOCKS – continued
Electronics – 2.2%
Agilent Technologies, Inc. (a)	6,930	$108,316
ASML Holding N.V.	1,600	28,912
National Semiconductor Corp.	11,730	118,121

		$255,349

Energy – Independent – 2.2%
CONSOL Energy, Inc.	1,200	$34,296
Noble Energy, Inc.	1,620	79,736
Plains Exploration & Production Co. (a)	2,320	53,917
Ultra Petroleum Corp. (a)	2,410	83,169

		$251,118

Energy – Integrated – 0.5%
Hess Corp.	970	$52,031

Food & Beverages – 3.8%
H.J. Heinz Co.	2,420	$90,992
J.M. Smucker Co.	5,030	218,101
Pepsi Bottling Group, Inc.	5,540	124,705

		$433,798

Gaming & Lodging – 0.8%
Royal Caribbean Cruises Ltd.	6,300	$86,625

General Merchandise – 1.7%
Family Dollar Stores, Inc.	3,870	$100,891
Macy’s, Inc.	8,850	91,597

		$192,488

Health Maintenance Organizations – 0.7%
CIGNA Corp.	4,630	$78,016

Insurance – 13.9%
Allied World Assurance Co. Holdings Ltd.	8,000	$324,800
Aon Corp.	2,720	124,250
Aspen Insurance Holdings Ltd.	14,740	357,445
Employers Holdings, Inc.	3,810	62,865
Endurance Specialty Holdings Ltd.	8,260	252,178
MetLife, Inc.	3,660	127,588
PartnerRe Ltd.	1,850	131,849
Prudential Financial, Inc.	2,300	69,598
RenaissanceRe Holdings Ltd.	1,100	56,716
W.R. Berkley Corp.	2,560	79,360

		$1,586,649

Leisure & Toys – 2.5%
Electronic Arts, Inc. (a)	5,620	$90,145
Hasbro, Inc.	6,840	199,523

		$289,668

Machinery & Tools – 2.1%
Eaton Corp.	3,650	$181,442
Kennametal, Inc.	2,670	59,247

		$240,689

7

Portfolio of Investments – continued

Issuer	Shares/Par	Value ($)

COMMON STOCKS – continued
Major Banks – 2.3%
PNC Financial Services Group, Inc.	5,260	$257,740

Medical Equipment – 4.0%
Becton, Dickinson & Co.	1,600	$109,424
Covidien Ltd.	3,550	128,652
Waters Corp. (a)	4,250	155,763
Zimmer Holdings, Inc. (a)	1,430	57,801

		$451,640

Natural Gas – Distribution – 3.1%
Equitable Resources, Inc.	2,410	$80,856
Questar Corp.	5,360	175,218
Sempra Energy	2,230	95,065

		$351,139

Natural Gas – Pipeline – 1.4%
Williams Cos., Inc.	11,310	$163,769

Network & Telecom – 0.8%
Ciena Corp. (a)	13,200	$88,440

Oil Services – 1.3%
Exterran Holdings, Inc. (a)	3,770	$80,301
Noble Corp.	2,980	65,828

		$146,129

Other Banks & Diversified Financials – 2.7%
Discover Financial Services	5,440	$51,843
New York Community Bancorp, Inc.	14,830	177,367
People’s United Financial, Inc.	4,470	79,700

		$308,910

Personal Computers & Peripherals – 1.0%
NetApp, Inc. (a)	8,450	$118,047

Pharmaceuticals – 1.3%
Allergan, Inc.	3,670	$147,973

Pollution Control – 1.1%
Republic Services, Inc.	5,004	$124,049

Real Estate – 4.0%
Host Hotels & Resorts, Inc., REIT	12,930	$97,880
Kilroy Realty Corp., REIT	4,380	146,555
Mack-Cali Realty Corp., REIT	8,450	207,025

		$451,460

Restaurants – 2.2%
Darden Restaurants, Inc.	8,890	$250,520

Specialty Chemicals – 1.3%
Air Products & Chemicals, Inc.	2,370	$119,140
RPM International, Inc.	2,540	33,757

		$152,897

Issuer	Shares/Par	Value ($)

COMMON STOCKS – continued
Specialty Stores – 4.3%
Abercrombie & Fitch Co., “A”	2,790	$64,365
O’Reilly Automotive, Inc. (a)	5,520	169,685
PetSmart, Inc.	4,670	86,162
Staples, Inc.	6,530	117,018
Tiffany & Co.	2,370	56,003

		$493,233

Telecommunications – Wireless – 1.4%
Rogers Communications, Inc., “B”	5,540	$164,203

Telephone Services – 1.8%
Embarq Corp.	5,625	$202,275

Tobacco – 2.7%
Lorillard, Inc.	5,530	$311,615

Utilities – Electric Power – 9.6%
Allegheny Energy, Inc.	2,890	$97,855
American Electric Power Co., Inc.	3,580	119,142
CMS Energy Corp.	12,250	123,848
DPL, Inc.	2,230	50,933
Northeast Utilities	6,640	159,758
NRG Energy, Inc. (a)	7,250	169,142
PG&E Corp.	3,580	138,582
Public Service Enterprise Group, Inc.	3,560	103,845
Xcel Energy, Inc.	6,820	126,511

		$1,089,616

Total Common Stocks (Identified Cost, $11,910,219)		$11,191,513

REPURCHASE AGREEMENTS – 2.5%
Goldman Sachs, 0.01%, dated 12/31/08, due 1/02/09, total to be received $284,000.16 (secured by U.S. Treasury and Federal Agency obligations and Mortgage Backed securities in a jointly traded account), at Cost	$284,000	$284,000

Total Investments (Identified Cost, $12,194,219)		$11,475,513

OTHER ASSETS, LESS LIABILITIES – (0.7)%		(74,143)

Net Assets – 100.0%		$11,401,370

(a)	Non-income producing security.

The following abbreviations are used in this report and are defined:

REIT	Real Estate Investment Trust

See Notes to Financial Statements

8

FINANCIAL STATEMENTS  |  STATEMENT OF ASSETS AND LIABILITIES

This statement represents your fund’s balance sheet, which details the assets and liabilities comprising the total value of the fund.

At 12/31/08
Assets
Investments, at value (identified cost, $12,194,219)	$11,475,513
Cash	835
Receivable for investments sold	173,973
Interest and dividends receivable	20,228
Receivable from investment adviser	9,576
Other assets	1,003
Total assets		$11,681,128
Liabilities
Payable for investments purchased	$210,517
Payable for fund shares reacquired	8,119
Payable to affiliates
Management fee	451
Distribution fees	61
Administrative services fee	55
Payable for trustees’ compensation	25
Accrued expenses and other liabilities	60,530
Total liabilities		$279,758
Net assets		$11,401,370
Net assets consist of
Paid-in capital	$18,469,704
Unrealized appreciation (depreciation) on investments and translation of assets and liabilities in foreign currencies	(718,693)
Accumulated net realized gain (loss) on investments and foreign currency transactions	(6,481,923)
Undistributed net investment income	132,282
Net assets		$11,401,370
Shares of beneficial interest outstanding		2,036,463
Initial Class shares
Net assets	$20,309
Shares outstanding	3,589
Net asset value per share		$5.66
Service Class shares
Net assets	$11,381,061
Shares outstanding	2,032,874
Net asset value per share		$5.60

See Notes to Financial Statements

9

FINANCIAL STATEMENTS  |  STATEMENT OF OPERATIONS

This statement describes how much your fund earned in investment income and accrued in expenses. It also describes any gains and/or losses generated by fund operations.

Year ended 12/31/08
Net investment income
Income
Dividends	$345,621
Interest	3,813
Foreign taxes withheld	(58)
Total investment income		$349,376
Expenses
Management fee	$125,231
Distribution fees	41,676
Administrative services fee	10,000
Trustees’ compensation	2,356
Custodian fee	13,369
Shareholder communications	21,034
Auditing fees	44,964
Legal fees	7,129
Miscellaneous	5,280
Total expenses		$271,039
Fees paid indirectly	(11)
Reduction of expenses by investment adviser	(62,274)
Net expenses		$208,754
Net investment income		$140,622
Realized and unrealized gain (loss) on investments and foreign currency transactions
Realized gain (loss) (identified cost basis)
Investment transactions	$(6,031,876)
Foreign currency transactions	(558)
Net realized gain (loss) on investments and foreign currency transactions		$(6,032,434)
Change in unrealized appreciation (depreciation)
Investments	$(2,127,561)
Translation of assets and liabilities in foreign currencies	13
Net unrealized gain (loss) on investments and foreign currency translation		$(2,127,548)
Net realized and unrealized gain (loss) on investments and foreign currency		$(8,159,982)
Change in net assets from operations		$(8,019,360)

See Notes to Financial Statements

10

FINANCIAL STATEMENTS  |  STATEMENTS OF CHANGES IN NET ASSETS

These statements describe the increases and/or decreases in net assets resulting from operations, any distributions, and any shareholder transactions.

For years ended 12/31	2008	2007
Change in net assets
From operations
Net investment income	$140,622	$191,705
Net realized gain (loss) on investments and foreign currency transactions	(6,032,434)	1,976,358
Net unrealized gain (loss) on investments and foreign currency translation	(2,127,548)	(1,627,951)
Change in net assets from operations	$(8,019,360)	$540,112
Distributions declared to shareholders
From net investment income
Initial Class	$(435)	$(262)
Service Class	(191,262)	(120,734)
From net realized gain on investments
Initial Class	(4,128)	(1,376)
Service Class	(2,404,919)	(964,003)
Total distributions declared to shareholders	$(2,600,744)	$(1,086,375)
Change in net assets from fund share transactions	$(388,550)	$(2,029,552)
Total change in net assets	$(11,008,654)	$(2,575,815)
Net assets
At beginning of period	22,410,024	24,985,839
At end of period (including undistributed net investment income of $132,282 and $190,698, respectively)	$11,401,370	$22,410,024

See Notes to Financial Statements

11

FINANCIAL STATEMENTS  |  FINANCIAL HIGHLIGHTS

The financial highlights table is intended to help you understand the fund’s financial performance for the past 5 years. Certain information reflects financial results for a single fund share. The total returns in the table represent the rate by which an investor would have earned (or lost) on an investment in the fund share class (assuming reinvestment of all distributions) held for the entire period.

Initial Class	Years ended 12/31
	2008	2007	2006	2005	2004
Net asset value, beginning of period	$11.25	$11.54	$11.73	$12.46	$10.46
Income (loss) from investment operations
Net investment income (d)	$0.10	$0.12	$0.09	$0.04	$0.01
Net realized and unrealized gain (loss) on investments and foreign currency	(4.23)	0.14	1.16	0.70	2.25
Total from investment operations	$(4.13)	$0.26	$1.25	$0.74	$2.26
Less distributions declared to shareholders
From net investment income	$(0.14)	$(0.09)	$—	$—	$(0.01)
From net realized gain on investments	(1.32)	(0.46)	(1.44)	(1.47)	(0.25)
Total distributions declared to shareholders	$(1.46)	$(0.55)	$(1.44)	$(1.47)	$(0.26)
Net asset value, end of period	$5.66	$11.25	$11.54	$11.73	$12.46
Total return (%) (k)(r)(s)	(42.16)	1.84	11.30	7.63	22.10
Ratios (%) (to average net assets) and Supplemental data:
Expenses before expense reductions (f)	1.39	1.13	1.10	1.11	1.10
Expenses after expense reductions (f)	1.00	1.00	1.00	1.00	1.00
Net investment income	1.13	0.98	0.81	0.31	0.10
Portfolio turnover	94	63	110	142	147
Net assets at end of period (000 Omitted)	$20	$35	$34	$31	$29

See Notes to Financial Statements

12

Financial Highlights – continued

Service Class	Years ended 12/31
	2008	2007	2006	2005	2004
Net asset value, beginning of period	$11.14	$11.43	$11.66	$12.42	$10.44
Income (loss) from investment operations
Net investment income (loss) (d)	$0.07	$0.09	$0.06	$0.01	$(0.02)
Net realized and unrealized gain (loss) on investments and foreign currency	(4.18)	0.14	1.15	0.70	2.25
Total from investment operations	$(4.11)	$0.23	$1.21	$0.71	$2.23
Less distributions declared to shareholders
From net investment income	$(0.11)	$(0.06)	$—	$—	$(0.00	)(w)
From net realized gain on investments	(1.32)	(0.46)	(1.44)	(1.47)	(0.25)
Total distributions declared to shareholders	$(1.43)	$(0.52)	$(1.44)	$(1.47)	$(0.25)
Net asset value, end of period	$5.60	$11.14	$11.43	$11.66	$12.42
Total return (%) (k)(r)(s)	(42.32)	1.61	11.01	7.40	21.75
Ratios (%) (to average net assets) and Supplemental data:
Expenses before expense reductions (f)	1.62	1.37	1.34	1.36	1.35
Expenses after expense reductions (f)	1.25	1.25	1.25	1.25	1.25
Net investment income (loss)	0.84	0.77	0.55	0.06	(0.15)
Portfolio turnover	94	63	110	142	147
Net assets at end of period (000 Omitted)	$11,381	$22,375	$24,951	$25,993	$24,479

(d)	Per share data are based on average shares outstanding.

(f)	Ratios do not reflect reductions from fees paid indirectly, if applicable.

(k)	The total return does not reflect expenses that apply to separate accounts. Inclusion of these charges would reduce the total return figures for all periods shown.

(r)	Certain expenses have been reduced without which performance would have been lower.

(s)	From time to time the fund may receive proceeds from litigation settlements, without which performance would be lower.

(w)	Per share amount was less than $0.01.

See Notes to Financial Statements

13

NOTES TO FINANCIAL STATEMENTS

(1)	Business and Organization

MFS Mid Cap Value Portfolio (the fund) is a series of MFS Variable Insurance Trust II (the trust). The trust is organized as a Massachusetts business trust and is registered under the Investment Company Act of 1940, as amended, as an open-end management investment company. The shares of the fund are sold to variable accounts established by insurance companies to fund benefits under variable contracts issued by such companies, and qualified retirement and pension plans.

(2)	Significant Accounting Policies

General – The preparation of financial statements in conformity with U.S. generally accepted accounting principles requires management to make estimates and assumptions that affect the reported amounts of assets and liabilities, and disclosure of contingent assets and liabilities at the date of the financial statements and the reported amounts of revenues and expenses during the reporting period. Actual results could differ from those estimates. The fund can invest in foreign securities. Investments in foreign securities are vulnerable to the effects of changes in the relative values of the local currency and the U.S. dollar and to the effects of changes in each country’s legal, political, and economic environment.

In March 2008, FASB Statement No. 161, Disclosures about Derivative Instruments and Hedging Activities (the “Standard”) was issued, and is effective for financial statements issued for fiscal years and interim periods beginning after November 15, 2008. This Standard provides enhanced disclosures about the fund’s use of and accounting for derivative instruments and the effect of derivative instruments on the fund’s results of operations and financial position. Management is evaluating the application of the Standard to the fund, and has not at this time determined the impact, if any, resulting from the adoption of this Standard on the fund’s financial statements.

FASB Staff Position (FSP) 133-1 was implemented during the period. FSP 133-1 amends FAS 133 to require sellers of credit derivatives to make disclosures that will enable financial statement users to assess the potential effects of those credit derivatives on an entity’s financial position, financial performance and cash flows. There was no impact from implementing FSP 133-1 as the fund did not hold any of these credit derivatives at period end.

Investment Valuations – Equity securities, including restricted equity securities, are generally valued at the last sale or official closing price as reported by a third party pricing service on the market or exchange on which they are primarily traded. For securities for which there were no sales reported that day, equity securities are generally valued at the last quoted daily bid quotation as reported by a third party pricing service on the market or exchange on which they are primarily traded. For securities held short for which there were no sales reported for the day, the position is generally valued at the last quoted daily ask quotation as reported by a third party pricing service on the market or exchange on which such securities are primarily traded. Short-term instruments with a maturity at issuance of 60 days or less may be valued at amortized cost, which approximates market value. Securities and other assets generally valued on the basis of information from a third party pricing service may also be valued at a broker-dealer bid quotation. Values obtained from pricing services can utilize both dealer-supplied valuations and electronic data processing techniques, which take into account factors such as institutional-size trading in similar groups of securities, yield, quality, coupon rate, maturity, type of issue, trading characteristics, and other market data. The values of foreign securities and other assets and liabilities expressed in foreign currencies are converted to U.S. dollars using the mean of bid and asked prices for rates reported by a third party pricing service.

The Board of Trustees has delegated primary responsibility for determining or causing to be determined the value of the fund’s investments (including any fair valuation) to the adviser pursuant to valuation policies and procedures approved by the Board. If the adviser determines that reliable market quotations are not readily available, investments are valued at fair value as determined in good faith by the adviser in accordance with such procedures under the oversight of the Board of Trustees. Under the fund’s valuation policies and procedures, market quotations are not considered to be readily available for most types of debt instruments and floating rate loans and many types of derivatives. These investments are generally valued at fair value based on information from third party pricing services. In addition, investments may be valued at fair value if the adviser determines that an investment’s value has been materially affected by events occurring after the close of the exchange or market on which the investment is principally traded (such as foreign exchange or market) and prior to the determination of the fund’s net asset value, or after the halting of trading of a specific security where trading does not resume prior to the close of the exchange or market on which the security is principally traded. Events that occur on a frequent basis after foreign markets close (such as developments in foreign markets and significant movements in the U.S. markets) and prior to the determination of the fund’s net asset value may be deemed to have a material affect on the value of securities traded in foreign markets. Accordingly, the fund’s foreign equity securities may often be valued at fair value. The adviser may rely on third party pricing services or other information (such as the correlation with price movements of similar securities in the same or other markets; the type, cost and investment characteristics of the security; the business and financial condition of the issuer; and trading and other market data) to assist in determining whether to fair value and at what value to fair value an investment. The value of an investment for purposes of calculating the fund’s net asset value can differ depending on the source and method used to determine value. When fair valuation is used, the value of investments used to determine the fund’s net asset value may differ from quoted or published prices for the same investments.

14

Notes to Financial Statements – continued

The fund adopted FASB Statement No. 157, Fair Value Measurements (the “Statement”). This Statement provides a single definition of fair value, a hierarchy for measuring fair value and expanded disclosures about fair value measurements.

Various inputs are used in determining the value of the fund’s assets or liabilities carried at market value. These inputs are categorized into three broad levels. Level 1 includes quoted prices in active markets for identical assets or liabilities. Level 2 includes other significant observable market-based inputs (including quoted prices for similar securities, interest rates, prepayment speed, and credit risk). Level 3 includes unobservable inputs, which may include the adviser’s own assumptions in determining the fair value of investments. Other financial instruments are derivative instruments not reflected in total investments, such as futures, forwards, swap contracts, and written options. The following is a summary of the levels used as of December 31, 2008 in valuing the fund’s assets or liabilities carried at market value:

	Level 1	Level 2	Level 3	Total
Investments in Securities	$11,132,519	$342,994	$—	$11,475,513
Other Financial Instruments	$—	$—	$—	$—

Repurchase Agreements – The fund may enter into repurchase agreements with approved counterparties. Each repurchase agreement is recorded at cost. The fund requires that the securities collateral in a repurchase transaction be transferred to a custodian. The fund monitors, on a daily basis, the value of the collateral to ensure that its value, including accrued interest, is greater than amounts owed to the fund under each such repurchase agreement. The fund and other funds managed by Massachusetts Financial Services Company (MFS), may utilize a joint trading account for the purpose of entering into one or more repurchase agreements.

Foreign Currency Translation – Purchases and sales of foreign investments, income, and expenses are converted into U.S. dollars based upon currency exchange rates prevailing on the respective dates of such transactions or on the reporting date for foreign denominated receivables and payables. Gains and losses attributable to foreign currency exchange rates on sales of securities are recorded for financial statement purposes as net realized gains and losses on investments. Gains and losses attributable to foreign exchange rate movements on receivables, payables, income and expenses are recorded for financial statement purposes as foreign currency transaction gains and losses. That portion of both realized and unrealized gains and losses on investments that results from fluctuations in foreign currency exchange rates is not separately disclosed.

Indemnifications – Under the fund’s organizational documents, its officers and trustees may be indemnified against certain liabilities and expenses arising out of the performance of their duties to the fund. Additionally, in the normal course of business, the fund enters into agreements with service providers that may contain indemnification clauses. The fund’s maximum exposure under these agreements is unknown as this would involve future claims that may be made against the fund that have not yet occurred.

Investment Transactions and Income – Investment transactions are recorded on the trade date. Interest income is recorded on the accrual basis. All premium and discount is amortized or accreted for financial statement purposes in accordance with U.S. generally accepted accounting principles. Dividends received in cash are recorded on the ex-dividend date. Certain dividends from foreign securities will be recorded when the fund is informed of the dividend if such information is obtained subsequent to the ex-dividend date. Dividend and interest payments received in additional securities are recorded on the ex-dividend or ex-interest date in an amount equal to the value of the security on such date.

The fund may receive proceeds from litigation settlements. Any proceeds received from litigation involving portfolio holdings are reflected in the Statement of Operations in realized gain/loss if the security has been disposed of by the fund or in unrealized gain/loss if the security is still held by the fund. Any other proceeds from litigation not related to portfolio holdings are reflected as other income in the Statement of Operations.

Fees Paid Indirectly – The fund’s custody fee may be reduced according to an arrangement that measures the value of cash deposited with the custodian by the fund. This amount, for the year ended December 31, 2008, is shown as a reduction of total expenses on the Statement of Operations.

Tax Matters and Distributions – The fund intends to qualify as a regulated investment company, as defined under Subchapter M of the Internal Revenue Code, and to distribute all of its taxable income, including realized capital gains. As a result, no provision for federal income tax is required. Each of the fund’s federal tax returns for the prior three fiscal years remains subject to examination by the Internal Revenue Service. Foreign taxes, if any, have been accrued by the fund in the accompanying financial statements.

Distributions to shareholders are recorded on the ex-dividend date. Income and capital gain distributions are determined in accordance with income tax regulations, which may differ from U.S. generally accepted accounting principles. Certain capital accounts in the financial statements are periodically adjusted for permanent differences in order to reflect their tax character.

15

Notes to Financial Statements – continued

These adjustments have no impact on net assets or net asset value per share. Temporary differences which arise from recognizing certain items of income, expense, gain or loss in different periods for financial statement and tax purposes will reverse at some time in the future. Distributions in excess of net investment income or net realized gains are temporary overdistributions for financial statement purposes resulting from differences in the recognition or classification of income or distributions for financial statement and tax purposes.

Book/tax differences primarily relate to wash sale loss deferrals.

The tax character of distributions declared to shareholders for the last two fiscal years is as follows:

	12/31/08	12/31/07
Ordinary income (including any short-term capital gains)	$1,041,898	$490,424
Long-term capital gain	1,558,846	595,951
Total distributions	$2,600,744	$1,086,375

The federal tax cost and the tax basis components of distributable earnings were as follows:

As of 12/31/08
Cost of investments	$12,451,914
Gross appreciation	617,124
Gross depreciation	(1,593,525)
Net unrealized appreciation (depreciation)	$(976,401)
Undistributed ordinary income	132,282
Capital loss carryforwards	(6,208,328)
Other temporary differences	(15,887)

As of December 31, 2008, the fund had capital loss carryforwards available to offset future realized gains. Such losses expire as follows:

12/31/16	$(6,208,328)

Multiple Classes of Shares of Beneficial Interest – The fund offers multiple classes of shares, which differ in their respective distribution fees. The fund’s income, realized and unrealized gain (loss), and common expenses are allocated to shareholders based on the daily net assets of each class. Dividends are declared separately for each class. Differences in per share dividend rates are generally due to differences in separate class expenses.

(3)	Transactions with Affiliates

Investment Adviser – The fund has an investment advisory agreement with MFS to provide overall investment management and related administrative services and facilities to the fund.

The management fee is computed daily and paid monthly at the following annual rates:

First $1 billion of average daily net assets	0.75%
Average daily net assets in excess of $1 billion	0.70%

The management fee incurred for the year ended December 31, 2008 was equivalent to an annual effective rate of 0.75% of the fund’s average daily net assets.

The investment adviser has agreed in writing to pay a portion of the fund’s total annual operating expenses, exclusive of interest, taxes, extraordinary expenses, brokerage and transaction costs and investment-related expenses, such that the total annual operating expenses of the fund do not exceed 1.00% for the Initial Class shares and 1.25% for the Service Class shares, based on the average daily net assets of each share class. This written agreement will continue until April 30, 2010. For the year ended December 31, 2008, this reduction amounted to $62,274 and is reflected as a reduction of total expenses in the Statements of Operations.

Distributor – MFS Fund Distributors, Inc. (MFD), a wholly-owned subsidiary of MFS, is the distributor of shares of the fund. The Trustees have adopted a distribution plan for the Service Class shares pursuant to Rule 12b-1 under the Investment Company Act of 1940.

The fund’s distribution plan provides that the fund will pay MFD distribution fees equal to 0.25% per annum of its average daily net assets attributable to Service Class shares as partial consideration for services performed and expenses incurred by MFD and financial intermediaries in connection with the sale and distribution of the fund’s Service Class shares and the sale and distribution of the variable annuity or variable life insurance contracts investing indirectly in Service Class shares. MFD may subsequently pay all, or a portion, of the distribution fees to financial intermediaries.

16

Notes to Financial Statements – continued

Shareholder Servicing Agent – MFS Service Center, Inc. (MFSC), a wholly-owned subsidiary of MFS, has contracted to provide transfer agent and recordkeeping functions in connection with the issuance, transfer, and redemption of each class of shares of the fund under a Shareholder Servicing Agent Agreement. During the year ended December 31, 2008, the fund did not pay MFSC a fee for this service.

Administrator – MFS provides certain financial, legal, shareholder communications, compliance, and other administrative services to the fund. Under an administrative services agreement, the fund partially reimburses MFS the costs incurred to provide these services. The fund is charged an annual fixed amount of $10,000 plus a fee based on average daily net assets.

The administrative services fee incurred for the year ended December 31, 2008 was equivalent to an annual effective rate of 0.0599% of the fund’s average daily net assets.

Trustees’ and Officers’ Compensation – The fund pays compensation to trustees in the form of a retainer, attendance fees, and additional compensation to the Board chairperson. The fund does not pay compensation directly to officers of the fund who are also officers of the investment adviser, all of whom receive remuneration for their services to the fund from MFS. Certain officers of the fund are officers or directors of MFS, MFD, and MFSC.

Other – This fund and certain other MFS funds (the funds) have entered into services agreements (the Agreements) which provide for payment of fees by the funds to Tarantino LLC and Griffin Compliance LLC in return for the provision of services of an Independent Chief Compliance Officer (ICCO) and Assistant ICCO, respectively, for the funds. The ICCO and Assistant ICCO are officers of the funds and the sole members of Tarantino LLC and Griffin Compliance LLC, respectively. The funds can terminate the Agreements with Tarantino LLC and Griffin Compliance LLC at any time under the terms of the Agreements. MFS has agreed to bear all expenses associated with office space, other administrative support, and supplies provided to the ICCO and Assistant ICCO. For the year ended December 31, 2008, the aggregate fees paid by the fund to Tarantino LLC and Griffin Compliance LLC were $153 and are included in miscellaneous expense on the Statement of Operations.

(4)	Portfolio Securities

Purchases and sales of investments, other than U.S. Government securities, purchased option transactions, and short-term obligations, aggregated $15,691,723 and $ 18,035,614, respectively.

(5)	Shares of Beneficial Interest

The fund’s Declaration of Trust permits the Trustees to issue an unlimited number of full and fractional shares of beneficial interest. Transactions in fund shares were as follows:

	Year ended 12/31/08		Year ended 12/31/07
	Shares	Amount	Shares	Amount
Shares sold
Initial Class	—	$—	—	$—
Service Class	363,512	2,210,771	217,552	2,503,318
	363,512	$2,210,771	217,552	$2,503,318
Shares issued to shareholders in reinvestment of distributions
Initial Class	467	$4,563	134	$1,638
Service Class	268,200	2,596,181	89,059	1,084,737
	268,667	$2,600,744	89,193	$1,086,375
Shares reacquired
Initial Class	—	$—	—	$—
Service Class	(607,825)	(5,200,065)	(480,463)	(5,619,245)
	(607,825)	$(5,200,065)	(480,463)	$(5,619,245)
Net change
Initial Class	467	$4,563	134	$1,638
Service Class	23,887	(393,113)	(173,852)	(2,031,190)
	24,354	$(388,550)	(173,718)	$(2,029,552)

(6)	Line of Credit

The fund and other funds managed by MFS participate in a $1 billion unsecured committed line of credit provided by a syndication of banks under a credit agreement. In addition, the fund and other funds managed by MFS have established uncommitted borrowing arrangements with certain banks. Borrowings may be made for temporary financing needs. Interest is charged to each fund, based on its borrowings, generally at a rate equal to the Federal Reserve funds rate plus 0.30%. In addition, a commitment fee, based on the average daily, unused portion of the committed line of credit, is allocated among the participating funds at the end of each calendar quarter. For the year ended December 31, 2008, the fund’s commitment fee and interest expense were $82 and $0, respectively, and are included in miscellaneous expense on the Statement of Operations.

17

REPORT OF INDEPENDENT REGISTERED PUBLIC ACCOUNTING FIRM

To the Board of Trustees of MFS Variable Insurance Trust II and the Shareholders of

MFS Mid Cap Value Portfolio:

We have audited the accompanying statement of assets and liabilities, including the portfolio of investments, of MFS Mid Cap Value Portfolio (the “Fund”) (one of the portfolios comprising MFS Variable Insurance Trust II) as of December 31, 2008, and the related statement of operations for the year then ended, the statements of changes in net assets for each of the two years in the period then ended, and the financial highlights for each of the five years in the period then ended. These financial statements and financial highlights are the responsibility of the Fund’s management. Our responsibility is to express an opinion on these financial statements and financial highlights based on our audits.

We conducted our audits in accordance with the standards of the Public Company Accounting Oversight Board (United States). Those standards require that we plan and perform the audit to obtain reasonable assurance about whether the financial statements and financial highlights are free of material misstatement. The Fund is not required to have, nor were we engaged to perform, an audit of its internal control over financial reporting. Our audits included consideration of internal control over financial reporting as a basis for designing audit procedures that are appropriate in the circumstances, but not for the purpose of expressing an opinion on the effectiveness of the Fund’s internal control over financial reporting. Accordingly, we express no such opinion. An audit also includes examining, on a test basis, evidence supporting the amounts and disclosures in the financial statements, assessing the accounting principles used and significant estimates made by management, as well as evaluating the overall financial statement presentation. Our procedures included confirmation of securities owned as of December 31, 2008, by correspondence with the custodian and brokers; where replies were not received from brokers, we performed other auditing procedures. We believe that our audits provide a reasonable basis for our opinion.

In our opinion, the financial statements and financial highlights referred to above present fairly, in all material respects, the financial position of MFS Mid Cap Value Portfolio as of December 31, 2008, the results of its operations for the year then ended, the changes in its net assets for each of the two years in the period then ended, and the financial highlights for each of the five years in the period then ended, in conformity with accounting principles generally accepted in the United States of America.

DELOITTE & TOUCHE LLP

Boston, Massachusetts

February 19, 2009

18

TRUSTEES AND OFFICERS – IDENTIFICATION AND BACKGROUND

The Trustees and officers of the Trust, as of February 1, 2009, are listed below, together with their principal occupations during the past five years. (Their titles may have varied during that period.) The address of each Trustee and officer is 500 Boylston Street, Boston, Massachusetts 02116.

Name, Date of Birth	Position(s) Held with Fund	Trustee/Officer Since (1)	Principal Occupations During the Past Five Years and Other Directorships (2)
INTERESTED TRUSTEE
David D. Horn (3) (born 6/07/41)	Trustee	April 1986	Private investor; Sun Life Assurance Company of Canada, Senior Vice President and General Manager for the United States (until 1997); Director (until March 2004)

INDEPENDENT TRUSTEES
J. Kermit Birchfield (born 1/08/40)	Chairman	May 1997	Consultant; Century Partners, Inc. (investments), Director; Displaytech, Inc. (technology), Director; Dessin Fournir LLC (furniture manufacturer), Director (2005 to present); Intermountain Gas Company, Inc. & Intermountain Industries, Inc. (oil & gas exploration and production), Director; Site Watch LLC (software to monitor oil tanks), Managing Director (2006 to present); Juridica Investments (fund investing in judicial matters), Director (2007 to present); HPSC, Inc. (medical financing), Director (until January 2004)

Robert C. Bishop (born 1/13/43)	Trustee	May 2001	AutoImmune, Inc. (pharmaceutical product development), Chairman, President and Chief Executive Officer; Caliper Life Sciences Corp. (laboratory analytical instruments), Director; Millipore Corporation (purification/filtration products), Director; Waterstreet Capital (leverage buyouts), Advisory Board (August 2006 to present); Optobionics Corporation (ophthalmic devices), Director (2002 to 2007)

Frederick H. Dulles (born 3/12/42)	Trustee	May 2001	Ten State International Law PLLC (law firm), Of Counsel (since 2006); Prudential Carolina Real Estate, (real estate), Broker (since 2006); Free Enterprise Foundation, Inc. (research institute), Director & Secretary (until 2008); Disher, Hamrick & Myers Residential, Inc. (real estate) Broker (2005 until 2006); Frederick H. Dulles law practice (until 2006); Ten State Street LLP (law firm), Member (until 2005)

Marcia A. Kean (born 6/30/48)	Trustee	April 2005	Feinstein Kean Healthcare (consulting), Chief Executive Officer

Ronald G. Steinhart (born 6/15/40)	Trustee	May 2001	Private investor; Penske Automotive Group (automotive retailer), Director; Animal Health International, Inc. (animal health products), Director (since 2007); Texas Industries (concrete/aggregates/cement), Director (since 2007); Penson Worldwide, Inc. (securities clearance), Director (since 2006); Carreker Corporation (technology consulting) Director (until 2005); Prentiss Properties Trust (real estate investment trust), Director (until 2006)

Haviland Wright (born 7/21/48)	Trustee	May 2001	Profitability of Hawaii (software), Chief Development Officer (since December 2008); Elixir Technologies Corporation (software) Director (since 2005); Nano Loa Inc. (liquid crystal displays), Director

TRUSTEE EMERITUS
Samuel Adams (born 10/19/25)	Trustee Emeritus		Retired; K&L Gates LLP (law firm), Of Counsel

OFFICERS
Maria F. Dwyer (4) (born 12/01/58)	President	November 2005	Massachusetts Financial Services Company, Executive Vice President and Chief Regulatory Officer (since March 2004) Chief Compliance Officer (since December 2006); Fidelity Management & Research Company, Vice President (prior to March 2004); Fidelity Group of Funds, President and Treasurer (until March 2004)

Christopher R. Bohane (4) (born 1/18/74)	Assistant Secretary and Assistant Clerk	July 2005	Massachusetts Financial Services Company, Vice President and Senior Counsel

John M. Corcoran (4) (born 4/13/65)	Treasurer	October 2008	Massachusetts Financial Services Company, Senior Vice President (since October 2008); State Street Bank and Trust (financial services provider), Senior Vice President, (until September 2008)

Ethan D. Corey (4) (born 11/21/63)	Assistant Secretary and Assistant Clerk	July 2005	Massachusetts Financial Services Company, Senior Vice President and Associate General Counsel (since 2004); Dechert LLP (law firm), Counsel (prior to December 2004)

David L. DiLorenzo (4) (born 8/10/68)	Assistant Treasurer	July 2005	Massachusetts Financial Services Company, Vice President (since June 2005); JP Morgan Investor Services, Vice President (until June 2005)

Timothy M. Fagan (4) (born 7/10/68)	Assistant Secretary and Assistant Clerk	September 2005	Massachusetts Financial Services Company, Vice President and Senior Counsel (since September 2005); John Hancock Advisers, LLC, Vice President, Senior Attorney and Chief Compliance Officer (until August 2005)

19

Trustees and Officers – continued

Name, Date of Birth	Position(s) Held with Fund	Trustee/Officer Since (1)	Principal Occupations During the Past Five Years and Other Directorships (2)
Mark D. Fischer (4) (born 10/27/70)	Assistant Treasurer	July 2005	Massachusetts Financial Services Company, Vice President (since May 2005); JP Morgan Investment Management Company, Vice President (until May 2005)

Robyn L. Griffin (born 7/04/75)	Assistant Independent Chief Compliance Officer	August 2008	Griffin Compliance LLC (provider of compliance services), Principal (since August 2008); State Street Corporation (financial services provider), Mutual Fund Administration Assistant Vice President (October 2006 – July 2008); Liberty Mutual Group (insurance), Personal Market Assistant Controller (April 2006 – October 2006); Deloitte & Touche LLP (professional services firm), Senior Manager (prior to April 2006)

Brian E. Langenfeld (4) (born 3/07/73)	Assistant Secretary and Assistant Clerk	May 2006	Massachusetts Financial Services Company, Vice President and Senior Counsel (since May 2006); John Hancock Advisers, LLC, Assistant Vice President and Counsel (until April 2006)

Ellen Moynihan (4) (born 11/13/57)	Assistant Treasurer	May 1997	Massachusetts Financial Services Company, Senior Vice President

Susan S. Newton (4) (born 3/07/50)	Assistant Secretary and Assistant Clerk	May 2005	Massachusetts Financial Services Company, Senior Vice President and Associate General Counsel (since April 2005); John Hancock Advisers, LLC, Senior Vice President, Secretary and Chief Legal Officer (until April 2005)

Susan A. Pereira (4) (born 11/05/70)	Assistant Secretary and Assistant Clerk	July 2005	Massachusetts Financial Services Company, Vice President and Senior Counsel (since June 2004); Bingham McCutchen LLP (law firm), Associate (until June 2004)

Mark N. Polebaum (4) (born 5/01/52)	Secretary and Clerk	February 2006	Massachusetts Financial Services Company, Executive Vice President, General Counsel and Secretary (since January 2006); Wilmer Cutler Pickering Hale and Dorr LLP (law firm), Partner (until January 2006)

Frank L. Tarantino (born 3/07/44)	Independent Chief Compliance Officer	September 2004	Tarantino LLC (provider of compliance services), Principal (since June 2004); CRA Business Strategies Group (consulting services), Executive Vice President (until June 2004)

Richard S. Weitzel (4) (born 7/16/70)	Assistant Secretary and Assistant Clerk	October 2007	Massachusetts Financial Services Company, Vice President and Assistant General Counsel (since 2004); Massachusetts Department of Business and Technology, General Counsel (until April 2004)

James O. Yost (4) (born 6/12/60)	Assistant Treasurer	April 1992	Massachusetts Financial Services Company, Senior Vice President

(1)	Date first appointed to serve as Trustee/Officer of an MFS fund or a Compass variable account. Each Trustee has served continuously since appointment.

(2)	Directorships or trusteeships of companies required to report to the Securities and Exchange Commission (i.e., “public companies”).

(3)	“Interested person” of the Trust, within the meaning of the Investment Company Act of 1940 (referred to as the 1940 Act), which is the principal federal law governing investment companies like the Trust, as a result of position with Sun Life of Canada (U.S.). The address of Sun Life of Canada (U.S.) is One Sun Life Executive Park, Wellesley Hills, Massachusetts 02481.

(4)	“Interested person” of MFS within the meaning of the 1940 Act. The address of MFS is 500 Boylston Street, Boston, Massachusetts 02116.

The Trust does not hold annual meetings for the purpose of electing Trustees, and Trustees are not elected for fixed terms. Each Trustee and officer holds office until his or her successor is chosen and qualified, or until his or her earlier death, resignation, retirement or removal.

All Trustees currently serve as Trustees of the Trust and have served in that capacity since originally elected or appointed. All of the Trustees are also Managers of the Compass Variable Accounts. The executive officers of the Trust hold similar offices for the Compass Variable Accounts and other funds in the MFS fund complex. As of January 1, 2009, each Trustee serves as a Trustee or Manager of 35 Accounts/Funds.

The Statement of Additional Information contains further information about the Trustees and is available without charge upon request by calling 1-800-752-7215.

Investment Adviser Massachusetts Financial Services Company 500 Boylston Street, Boston, MA 02116-3741	Custodian State Street Bank and Trust 1 Lincoln Street, Boston, MA 02111-2900
Distributor MFS Fund Distributors, Inc. 500 Boylston Street, Boston, MA 02116-3741	Independent Registered Public Accounting Firm Deloitte & Touche LLP 200 Berkeley Street, Boston, MA 02116
Portfolio Managers Kevin Schmitz Brooks Taylor

20

BOARD REVIEW OF INVESTMENT ADVISORY AGREEMENT

The Investment Company Act of 1940 requires that both the full Board of Trustees and a majority of the non-interested (“independent”) Trustees, voting separately, annually approve the continuation of the investment advisory agreement between MFS Variable Insurance Trust II (the “Trust”) and Massachusetts Financial Services Company (“MFS”) on behalf of the Fund. The Trustees consider matters bearing on the Fund and the advisory arrangements at their meetings throughout the year, including a review of performance data at each regular meeting. In addition, the independent Trustees met in May and again in July 2008 (“contract review meetings”) for the specific purpose of considering whether to approve the continuation of the investment advisory agreement for the Fund. The independent Trustees were assisted in their evaluation of the investment advisory agreement by independent legal counsel, from whom they received separate legal advice and with whom they met separately from MFS management during various contract review meetings. The independent Trustees were also assisted in this process by the Fund’s Independent Chief Compliance Officer, a full-time senior officer appointed by and reporting to the independent Trustees.

In connection with their deliberations, the Trustees, including the independent Trustees, considered such information and factors as they believed, in light of the legal advice furnished to them and their own business judgment, to be relevant. The investment advisory agreement was considered separately for the Fund, although the Trustees also took into account the common interests of all Funds in the Trust in their review. As described below, the Trustees considered the nature, quality, and extent of the various investment advisory, administrative, and shareholder services performed by MFS under the existing investment advisory agreement and other arrangements with the Trust.

In connection with their contract review meetings, the Trustees received and relied upon materials which included, among other items: (i) information provided by Lipper Inc. on the investment performance of the Fund for various time periods ended December 31, 2007, compared to the investment performance of a group of funds with substantially similar investment classifications/objectives (the “Lipper performance universe”), (ii) information provided by Lipper Inc. on the Fund’s advisory fees and other expenses compared to the advisory fees and other expenses of comparable funds identified by Lipper (the “Lipper expense group”), (iii) information provided by MFS on the advisory fees of comparable portfolios of its other clients, including institutional separate account and other clients, (iv) information as to whether expense waivers, reimbursements or fee “breakpoints” are observed for the Fund, (v) information regarding MFS’ financial results and financial condition, including MFS’ and certain of its affiliates’ estimated profitability from services performed for the Fund, (vi) MFS’ views regarding the outlook for the mutual fund industry and its strategic business plans, (vii) descriptions of various functions performed by MFS for the Trust, such as compliance monitoring and portfolio trading practices, and (viii) information regarding the overall organization of MFS, including information about MFS’ senior management and other personnel providing investment advisory, administrative and other services to the Fund. The comparative performance, fee and expense information prepared and provided by Lipper Inc. was not independently verified, and the independent Trustees did not independently verify any information provided to them by MFS.

The Trustees’ conclusion as to the continuation of the investment advisory agreement was based on comprehensive consideration of all information provided to the Trustees and not the result of any single factor. Some of the factors that figured particularly in the Trustees’ deliberations are described below for the Fund, while individual Trustees may have given different weight to various factors and evaluated the information presented as a whole differently than another Trustee. The Trustees recognized that the fee arrangements for the Fund reflect years of review and discussion between the independent Trustees and MFS, that certain aspects of such arrangements may receive greater scrutiny in some years than others, and that the Trustees’ conclusions may be based, in part, on their consideration of these same arrangements during the course of the year and in prior years.

Based on information provided by Lipper Inc., the Trustees compared the Fund’s total return investment performance to the performance of a peer group of funds over various time periods. The Trustees placed particular emphasis on the total return performance of the Fund’s Initial Class shares in comparison to the performance of funds in its Lipper performance universe over the one-, three- and five-year periods. The Trustees did not rely on performance results for more recent periods, including those shown elsewhere in this report.

The Trustees noted the performance of the Fund’s Initial Class shares was in the 3rd quintile relative to the other funds in the Lipper Classification Index for the one-year period (the 1st quintile being the best performers and the 5th quintile being the worst performers). The total return performance of the Fund was in the 5th quintile for the three-year period and the 4th quintile for the five-year period ended December 31, 2007, relative to the Lipper performance universe. Based on the nature and quality of services provided by MFS, the Board of Trustees concluded that the Fund’s performance was adequate.

In the course of their deliberations, the Trustees took into account information provided by MFS during contract review meetings, as well as during investment review meetings conducted with portfolio management personnel during the course of the year.

21

Board Review of Investment Advisory Agreement – continued

In assessing the reasonableness of the Fund’s advisory fee, the Trustees considered, among other information, the Fund’s advisory fee and the total expense ratio of the Fund’s Initial Class shares as a percentage of average daily net assets, compared to the advisory fee and total expense ratios of its peer group of funds based on information provided by Lipper Inc. The Trustees also considered the advisory fees charged by MFS to institutional accounts. In comparing these fees, the Trustees considered the generally broader scope of services provided by MFS to the Trust than those provided to institutional accounts. The Trustees also considered the higher demands placed on MFS’ investment personnel and trading infrastructure as a result of the daily cash in-flows and out-flows of the Fund, and the impact on MFS and related expenses due to the more extensive regulatory regime to which the Fund is subject, compared to institutional accounts.

In considering the fees, the Trustees noted from the Lipper data that the Fund’s effective advisory fee rate was below the median and total expense ratio was approximately at the median of such fees and expenses of funds in the Lipper expense group. In addition, the Trustees accepted MFS’ offer to continue the expense limitation for the Fund. The Trustees further concluded that the existing breakpoint was sufficient to allow the Fund to benefit from economies of scale as its assets grow. The Trustees concluded that the fees were reasonable in light of the nature and quality of services provided.

The Trustees also considered information prepared by MFS relating to its costs and profits with respect to the Fund and other investment companies and accounts advised by MFS, as well as MFS’ methodologies used to determine and allocate its costs to the Fund and other accounts and products for purposes of estimating profitability.

After reviewing these and other factors described below, the Trustees concluded that the advisory fees charged to the Fund represent reasonable compensation in light of the nature and quality of the services being provided by MFS.

In addition, the Trustees considered MFS’ resources and related efforts to continue to retain, attract and motivate capable personnel to serve the Fund. The Trustees also considered the financial resources of MFS and its parent, Sun Life Financial Inc. The Trustees further considered any advantages and possible disadvantages of having an adviser which also serves other investment companies as well as institutional accounts.

The Trustees also considered the nature, quality, cost, and extent of administrative, transfer agency, and distribution services provided to the Fund by MFS and its affiliates under agreements and plans other than the investment advisory agreement, including the 12b-1 fees the Fund pays to MFS Fund Distributors, Inc., an affiliate of MFS. The Trustees also considered the nature, extent and quality of certain other services MFS performs or arranges on the Fund’s behalf, which may include securities lending programs, directed expense payment programs, class action recovery programs, and MFS’ interaction with third-party service providers, principally custodians and sub-custodians. The Trustees concluded that the various non-advisory services provided by MFS and its affiliates on behalf of the Fund were satisfactory. The Trustees also considered the benefits to MFS from the use of the Fund’s portfolio brokerage commissions to pay for research and other similar services and various other factors. Additionally, the Trustees considered so-called “fall-out benefits” to MFS such as reputational value derived from serving as investment manager to the Trust, and determined that any such benefits derived by MFS were reasonable and fair.

Based on their evaluation of factors that they deemed to be material, including those factors described above, the Board of Trustees, including a majority of the independent Trustees, concluded that the investment advisory agreement should be continued for an additional one-year period, commencing September 1, 2008.

A discussion regarding the Board’s most recent review and renewal of the fund’s Investment Advisory Agreement with MFS is available by clicking on the fund’s name under “Variable Insurance Portfolios-VIT II” in the “Products & Performance” section on the MFS Web site (mfs.com).

22

PROXY VOTING POLICIES AND INFORMATION

A general description of the MFS funds’ proxy voting policies and procedures is available without charge, upon request, by calling
1-800-225-2606, by visiting the Proxy Voting section of mfs.com or by visiting the SEC’s Web site at http://www.sec.gov.

Information regarding how the fund voted proxies relating to portfolio securities during the most recent twelve-month period ended June 30 is available without charge by visiting the Proxy Voting section of mfs.com or by visiting the SEC’s Web site at http://www.sec.gov.

QUARTERLY PORTFOLIO DISCLOSURE

The fund will file a complete schedule of portfolio holdings with the Securities and Exchange Commission (the Commission) for the first and third quarters of each fiscal year on Form N-Q. The fund’s Form N-Q may be reviewed and copied at the:

Public Reference Room

Securities and Exchange Commission

100 F Street, NE, Room 1580

Washington, D.C. 20549

Information on the operation of the Public Reference Room may be obtained by calling the Commission at 1-800-SEC-0330. The fund’s Form N-Q is available on the EDGAR database on the Commission’s Internet Web site at http://www.sec.gov, and copies of this information may be obtained, upon payment of a duplicating fee, by electronic request at the following e-mail address: publicinfo@sec.gov or by writing the Public Reference Section at the above address.

FEDERAL TAX INFORMATION (unaudited)

The following information is provided pursuant to provisions of the Internal Revenue Code.

The fund designates $1,558,846 as capital gain dividends paid during the fiscal year.

For corporate shareholders, 39.21% of the ordinary income dividends paid during the fiscal year qualify for the corporate dividends received deduction.

23

MFS® PRIVACY NOTICE

Privacy is a concern for every investor today. At MFS Investment Management® and the MFS funds, we take this concern very seriously. We want you to understand our policies about the investment products and services that we offer, and how we protect the nonpublic personal information of investors who have a direct relationship with us and our wholly owned subsidiaries.

Throughout our business relationship, you provide us with personal information. We maintain information and records about you, your investments, and the services you use. Examples of the nonpublic personal information we maintain include

•	data from investment applications and other forms
•	share balances and transactional history with us, our affiliates, or others
•	facts from a consumer reporting agency

We do not disclose any nonpublic personal information about our customers or former customers to anyone, except as permitted by law. We may share nonpublic personal information with third parties or certain of our affiliates in connection with servicing your account or processing your transactions. We may share information with companies or financial institutions that perform marketing services on our behalf or with other financial institutions with which we have joint marketing arrangements, subject to any legal requirements.

Authorization to access your nonpublic personal information is limited to appropriate personnel who provide products, services, or information to you. We maintain physical, electronic, and procedural safeguards to help protect the personal information we collect about you.

If you have any questions about the MFS privacy policy, please call 1-800-225-2606 any business day between 8 a.m. and 8 p.m. Eastern time.

Note: If you own MFS products or receive MFS services in the name of a third party such as a bank or broker-dealer, their privacy policy may apply to you instead of ours.

24

MFS INVESTMENT MANAGEMENT

MFS® New Discovery Portfolio

MFS® Variable Insurance Trust II

Annual report

12/31/08

NWD-ANN

MFS® NEW DISCOVERY PORTFOLIO

The report is prepared for the general information of contract owners. It is authorized for distribution to prospective investors only when preceded or accompanied by a current prospectus.

NOT FDIC INSURED • MAY LOSE VALUE • NO BANK GUARANTEE • NOT A DEPOSIT • NOT INSURED BY ANY FEDERAL GOVERNMENT AGENCY OR NCUA/NCUSIF

LETTER FROM THE CEO

Dear Contract Owners:

The market downturns and economic setbacks of late probably rank among the worst financial declines most of us have experienced. Inevitably, people may be questioning their commitment to investing. Still, it is important to remember that downturns are an inescapable part of the business cycle. Such troughs have been seen before, and if we can use history as a guide, market recoveries typically have followed.

Recent events have clearly shown us the value of certain types of investments. In this environment, two of the hallmarks of mutual funds — transparency and liquidity — have become critically important. Unlike some other types of investments, the operations of mutual funds are relatively transparent to their shareholders. With their daily redemption feature, mutual funds also generally provide easy, convenient access to one’s money. Through these recent market upheavals, this level of liquidity enhanced the ability of mutual fund investors to respond and modify their investments as they and their advisors saw fit — a flexibility that those in less liquid investments simply did not have at their disposal.

At MFS® we take particular pride in how well mutual funds can serve investors because we invented the mutual fund in the United States. Established in 1924, Massachusetts Investors Trust was the nation’s first fund. Recent market events only reinforce what we have learned through 85 years — that mutual funds provide unique features that are important to investors in any type of market climate.

Respectfully,

Robert J. Manning

Chief Executive Officer and Chief Investment Officer

MFS Investment Management®

February 17, 2009

The opinions expressed in this letter are subject to change, may not be relied upon for investment advice, and no forecasts can be guaranteed.

Before investing, consider the fund’s investment objectives, risks, charges, and expenses. For a prospectus containing this and other information, contact your investment professional or view online. Read it carefully.

MFS Fund Distributors, Inc., 500 Boylston Street, Boston, MA 02116

1

PORTFOLIO COMPOSITION

Portfolio structure

Top ten holdings
IDEXX Laboratories, Inc.	2.7%
MWI Veterinary Supply, Inc.	2.3%
Quanta Services, Inc.	2.0%
Concur Technologies, Inc.	2.0%
New Oriental Education & Technology Group, Inc., ADR	1.9%
ABIOMED, Inc.	1.7%
Dresser-Rand Group, Inc.	1.7%
International Game Technology	1.6%
Exterran Holdings, Inc.	1.6%
Hittite Microwave Corp.	1.6%

Equity sectors
Health Care	23.6%
Technology	21.1%
Special Products & Services	11.0%
Energy	9.3%
Leisure	9.3%
Industrial Goods & Services	6.8%
Retailing	5.6%
Basic Materials	4.0%
Transportation	3.3%
Autos & Housing	2.1%
Financial Services	1.9%
Consumer Staples	1.2%

Percentages are based on net assets as of 12/31/08.

The portfolio is actively managed and current holdings may be different.

2

MANAGEMENT REVIEW

Summary of Results

For the twelve months ended December 31, 2008, Initial Class shares of the MFS New Discovery Portfolio (the “fund”) provided a total return of –39.57%, while Service Class shares of the fund provided a total return of –39.76%. These compare with a return of –38.54% for the fund’s benchmark, the Russell 2000 Growth Index.

Market Environment

The U.S. economy and financial markets experienced significant deterioration and extraordinary volatility over the reporting period. U.S. economic growth slowed significantly, despite the short-term bounce from the second quarter fiscal stimulus. Strong domestic headwinds included accelerated deterioration in the housing market, anemic corporate investment, a rapidly declining job market, and a much tighter credit environment. During the period, a seemingly continuous series of tumultuous financial events hammered markets, including: the distressed sale of failing Bear Stearns to JPMorgan, the conservatorship of Government Sponsored Enterprises (GSEs) Fannie Mae and Freddie Mac, the bankruptcy of investment bank Lehman Brothers, the Federal Reserve Bank’s complex intervention of insurance company American International Group (AIG), the nationalization of several large European banks, the failure of Washington Mutual, and the distressed sale of Wachovia. As a result of this barrage of turbulent news, global equity markets pushed significantly lower and credit markets witnessed the worst dislocation since the beginning of the credit crisis. Though conditions improved towards the end of the period, the state of financial and macroeconomic dislocation remained severe.

While reasonably resilient during the first half of the period, the global economy and financial system increasingly experienced considerable negative spillovers from the U.S. slowdown. Not only did Europe and Japan show obvious signs of economic softening, the more powerful engine of global growth – emerging markets – also displayed weakening dynamics.

During the reporting period, the U.S. Federal Reserve Board cut interest rates aggressively and introduced a multitude of new lending facilities to alleviate ever-tightening credit markets, while the U.S. federal government moved quickly to design and implement a meaningful fiscal stimulus package. Although several other global central banks also cut rates, the dilemma of rising energy and food prices heightened concerns among central bankers that inflationary expectations might become unhinged despite weaker growth. Only later in the reporting period did slowing global growth result in a very precipitous decline in commodity prices, which significantly eased inflation and inflationary expectations. As inflationary concerns diminished in the face of global deleveraging, and equity and credit markets deteriorated more sharply, a coordinated rate cut marked the beginning of much more aggressive easing by the major global central banks.

Detractors from Performance

Relative to the Russell 2000 Growth Index, stock selection in the health care sector was the key factor that held back performance. Within this sector, the fund’s holdings of poor-performing medical device manufacturers NxStage Medical and Mindray Medical International (aa) were among the top relative detractors. Shares of Mindray were under some pressure, we believe, due to concerns that a slowdown in hospital spending on capital equipment, such as Mindray’s imaging and diagnostic system, would impact the company’s revenues.

In the industrial goods and services sector, security selection also dampened relative performance. Within this sector, oil and natural resource infrastructure provider North American Energy Partners (aa) was a top relative detractor.

Stock selection and an overweighted position in the energy sector hurt relative performance. The fund’s holdings of offshore oil and gas exploration company Helix Energy Solutions Group (aa) and oil and gas services company Exterran Holdings (aa) hindered relative results as both stocks underperformed the benchmark over the reporting period.

A combination of stock selection and an underweighted position in the financial services sector was another negative factor in the fund’s relative performance. No individual securities within this sector were among the fund’s top relative detractors for the period.

Elsewhere, holdings of aluminum producer Century Aluminum, interactive entertainment software company THQ, Inc., business research provider Corporate Executive Board (aa), McCormick & Schmicks Seafood Restaurant, and homebuilder Lennar
Corp. (aa)(g), held back relative returns. Like most U.S. homebuilders, Lennar’s shares are well off their 2005 highs. We believe that the company’s stock was further pressured by investor’s scrutiny over its extensive use of the joint venture land-buying structure, which requires a relatively low level of official disclosure. We sold the stock late in the period on concerns about its liquidity situation given the company’s relatively high debt load, declining cash balance and weakening free cash flow generation.

During the reporting period, the fund’s currency exposure was also a relative detractor. All of MFS’ investment decisions are driven by the fundamentals of each individual opportunity and as such, it is common for our portfolios to have different currency exposure than the benchmark.

3

Management Review – continued

Contributors to Performance

Stock selection in the retailing sector was the primary contributor to performance relative to the benchmark. An overweighted position in urban fashion apparel retailer Citi Trends was among the fund’s top contributors. Citi Trends benefited from efforts to improve the management of its inventory levels, which led to a higher gross margin. The fund’s positioning in strong-performing discount retailer 99 Cents Only Stores (g), which outperformed the benchmark over the reporting period, also helped.

A combination of stock selection and an overweighted position in the special products and services sector benefited relative performance. Within this sector, the fund’s holdings of strong-performing online university Capella Education Company boosted relative results. Capella’s positive performance was due, in part, to robust revenue growth, primarily from strong demand and by offering new programs and specializations. Positioning in expense management software company Concur Technologies was another positive factor as the fund increased its holdings prior to the stock’s run-up in the latter part of the reporting period.

Stock selection in the transportation sector also aided relative performance. Within this sector, holdings of strong-performing airline carrier Allegiant Travel contributed to relative returns.

Elsewhere, the fund’s holdings of electric and gas infrastructure services provider Quanta Services (aa), oil and gas exploration and production company EXCO Resources, retail bakery-cafes operator Panera Bread (aa)(g), medical device maker ABIOMED, and homebuilder Pulte Homes (aa) were top relative contributors.

Respectfully,

Thomas Wetherald

Portfolio Manager

(aa)	Security is not a benchmark constituent.

(g)	Security was not held in the portfolio at period end.

The views expressed in this report are those of the portfolio manager only through the end of the period of the report as stated on the cover and do not necessarily reflect the views of MFS or any other person in the MFS organization. These views are subject to change at any time based on market or other conditions, and MFS disclaims any responsibility to update such views. These views may not be relied upon as investment advice or an indication of trading intent on behalf of any MFS portfolio. References to specific securities are not recommendations of such securities, and may not be representative of any MFS portfolio’s current or future investments.

4

PERFORMANCE SUMMARY THROUGH 12/31/08

The following chart illustrates the historical performance of the fund in comparison to its benchmark(s). Benchmark comparisons are unmanaged; do not reflect any fees or expenses; and cannot be invested in directly. The performance of other share classes will be greater than or less than that of the class depicted below. (See Notes to Performance Summary.)

Performance data shown represents past performance and is no guarantee of future results. Investment return and principal value fluctuate so your units, when sold, may be worth more or less than the original cost; current performance may be lower or higher than quoted. The performance shown does not reflect the deduction of taxes, if any, that a contract holder would pay on fund distributions or the redemption of contract units. The returns for the fund shown also do not reflect the deduction of expenses associated with variable products, such as mortality and expense risk charges, separate account charges, and sales charges imposed by the insurance company separate accounts. Such expenses would reduce the overall returns shown.

Growth of a hypothetical $10,000 investment

Total rates of return through 12/31/08

Average Annual Total Returns

Share class	Class inception date	1-yr	5-yr	10-yr
Initial Class	5/06/98	(39.57)%	(4.53)%	0.86%
Service Class	8/24/01	(39.76)%	(4.78)%	0.67%

Comparative Benchmark

Russell 2000 Growth Index (f)	(38.54)%	(2.35)%	(0.76)%

(f)	Source: FactSet Research Systems, Inc.

Benchmark Definition

Russell 2000 Growth Index – constructed to provide a comprehensive barometer for growth securities in the small-cap segment of the U.S. equity universe. Companies in this index generally have higher price-to-book ratios and higher forecasted growth values.

It is not possible to invest directly in an index.

Notes to Performance Summary

Performance for the Service Class includes the performance of the fund’s Initial Class for periods prior to their offering. Because Service Class expenses are higher than those of Initial Class, performance shown for Service Class is higher than it would have been had it been offered for the entire period. Performance has not been adjusted to take into account differences in class specific operating expenses (such as Rule 12b-1 fees). Please see the prospectus for additional information about performance and expenses.

Performance results reflect any applicable expense subsidies and waivers in effect during the periods shown. Without such subsidies and waivers the fund’s performance results would be less favorable. Please see the prospectus for complete details. All results are historical and assume the reinvestment of any dividends and capital gains distributions.

From time to time the fund may receive proceeds from litigation settlements, without which performance would be lower.

5

EXPENSE TABLE

Fund Expenses Borne by the Contract Holders During the Period,

July 1, 2008 through December 31, 2008

As a contract holder of the fund, you incur ongoing costs, including management fees; distribution (12b-1) fees; and other fund expenses. This example is intended to help you understand your ongoing costs (in dollars) of investing in the fund and to compare these costs with the ongoing costs of investing in other mutual funds.

The example is based on an investment of $1,000 invested at the beginning of the period and held for the entire period July 1, 2008 through December 31, 2008.

Actual Expenses

The first line for each share class in the following table provides information about actual account values and actual expenses. You may use the information in this line, together with the amount you invested, to estimate the expenses that you paid over the period. Simply divide your account value by $1,000 (for example, an $8,600 account value divided by $1,000 = 8.6), then multiply the result by the number in the first line under the heading entitled “Expenses Paid During Period” to estimate the expenses you paid on your account during this period.

Hypothetical Example for Comparison Purposes

The second line for each share class in the following table provides information about hypothetical account values and hypothetical expenses based on the fund’s actual expense ratio and an assumed rate of return of 5% per year before expenses, which is not the fund’s actual return. The hypothetical account values and expenses may not be used to estimate the actual ending account balance or expenses you paid for the period. You may use this information to compare the ongoing costs of investing in the fund and other funds. To do so, compare this 5% hypothetical example with the 5% hypothetical examples that appear in the shareholder reports of the other funds.

Please note that the expenses shown in the table are meant to highlight the fund’s ongoing costs only and do not take into account the fees and expenses imposed under the variable contracts through which your investment in the fund is made. Therefore, the second line for each share class in the table is useful in comparing ongoing costs associated with an investment in vehicles (such as the fund) which fund benefits under variable annuity and variable life insurance contracts and to qualified pension and retirement plans only, and will not help you determine the relative total costs of investing in the fund through variable annuity and variable life insurance contracts. If the fees and expenses imposed under the variable contracts were included, your costs would have been higher.

Share Class		Annualized Expense Ratio	Beginning Account Value 7/01/08	Ending Account Value 12/31/08	Expenses Paid During Period (p) 7/01/08-12/31/08
Initial Class	Actual	0.95%	$1,000.00	$658.02	$3.96
	Hypothetical (h)	0.95%	$1,000.00	$1,020.36	$4.82
Service Class	Actual	1.21%	$1,000.00	$657.03	$5.04
	Hypothetical (h)	1.21%	$1,000.00	$1,019.05	$6.14

(h)	5% class return per year before expenses.

(p)	Expenses paid is equal to each class’ annualized expense ratio, as shown above, multiplied by the average account value over the period, multiplied by the number of days in the period, divided by the number of days in the year.

6

PORTFOLIO OF INVESTMENTS – 12/31/08

The Portfolio of Investments is a complete list of all securities owned by your fund. It is categorized by broad-based asset classes.

Issuer	Shares/Par	Value ($)

COMMON STOCKS – 99.2%
Airlines – 0.8%
Allegiant Travel Co. (a)	27,190	$1,320,617

Biotechnology – 0.5%
Nanosphere, Inc. (a)	76,360	$363,473
SEQUENOM, Inc. (a)	24,910	494,214

		$857,687

Brokerage & Asset Managers – 0.6%
KBW, Inc. (a)(l)	23,440	$539,120
Thomas Weisel Partners Group (a)	91,890	433,720

		$972,840

Business Services – 5.5%
ATA, Inc., ADR (a)	71,220	$362,510
Concur Technologies, Inc. (a)	100,370	3,294,142
Constant Contact, Inc. (a)(l)	65,030	861,647
Corporate Executive Board Co.	76,050	1,677,662
CoStar Group, Inc. (a)	37,260	1,227,344
Ultimate Software Group, Inc. (a)	106,450	1,554,170

		$8,977,475

Chemicals – 1.0%
Nalco Holding Co.	143,380	$1,654,605

Computer Software – 4.1%
ANSYS, Inc. (a)	27,630	$770,601
Blackboard, Inc. (a)	31,560	827,819
CommVault Systems, Inc. (a)	107,830	1,446,000
Guidance Software, Inc. (a)	121,430	495,434
Salesforce.com, Inc. (a)	44,820	1,434,688
SPSS, Inc. (a)	64,090	1,727,866

		$6,702,408

Computer Software – Systems – 1.5%
Deltek, Inc. (a)	98,300	$456,112
PROS Holdings, Inc. (a)	176,230	1,013,323
Solera Holdings, Inc. (a)	44,740	1,078,234

		$2,547,669

Construction – 2.1%
Pulte Homes, Inc.	212,300	$2,320,439
Toll Brothers, Inc. (a)	34,710	743,835
Urbi Desarrollos Urbanos S.A. de C.V. (a)	310,380	426,062

		$3,490,336

Consumer Goods & Services – 4.9%
Capella Education Co. (a)	41,410	$2,433,252
Central Garden & Pet Co., “A” (a)	109,790	647,761
New Oriental Education & Technology Group, Inc., ADR (a)	58,080	3,189,173
Sotheby’s	74,990	666,661
Strayer Education, Inc.	5,650	1,211,417

		$8,148,264

Electrical Equipment – 0.4%
Itron, Inc. (a)	10,670	$680,106

Issuer	Shares/Par	Value ($)

COMMON STOCKS – continued
Electronics – 8.1%
ARM Holdings PLC	2,001,070	$2,504,037
ASML Holding N.V.	140,690	2,542,268
Atheros Communications, Inc. (a)	80,430	1,150,953
Hittite Microwave Corp. (a)	91,000	2,680,860
Mellanox Technologies Ltd. (a)	136,700	1,074,462
MEMC Electronic Materials, Inc. (a)	86,350	1,233,078
Monolithic Power Systems, Inc. (a)	47,880	603,767
Silicon Laboratories, Inc. (a)	62,420	1,546,768

		$13,336,193

Energy – Independent – 2.9%
Continental Resources, Inc. (a)	65,080	$1,347,807
Denbury Resources, Inc. (a)	130,740	1,427,681
EXCO Resources, Inc. (a)	216,150	1,958,319

		$4,733,807

Engineering – Construction – 4.2%
North American Energy Partners, Inc. (a)	439,630	$1,468,364
Quanta Services, Inc. (a)	168,414	3,334,597
Team, Inc. (a)	77,350	2,142,595

		$6,945,556

Entertainment – 0.6%
TiVo, Inc. (a)	147,660	$1,057,246

Food & Beverages – 0.8%
Hain Celestial Group, Inc. (a)	67,510	$1,288,766

Forest & Paper Products – 1.4%
Universal Forest Products, Inc. (l)	83,800	$2,255,058

Gaming & Lodging – 3.7%
International Game Technology	228,260	$2,714,011
Morgans Hotel Group Co. (a)(l)	163,810	763,355
Pinnacle Entertainment, Inc. (a)(l)	172,930	1,328,102
WMS Industries, Inc. (a)	50,845	1,367,731

		$6,173,199

Health Maintenance Organizations – 1.3%
Ehealth, Inc. (a)(l)	139,470	$1,852,162
OdontoPrev S.A.	20,300	202,133

		$2,054,295

Internet – 4.1%
comScore, Inc. (a)	56,890	$725,348
Dealertrack Holdings, Inc. (a)	108,280	1,287,449
Omniture, Inc. (a)(l)	188,080	2,001,171
TechTarget, Inc. (a)	383,760	1,657,843
Vocus, Inc. (a)	61,250	1,115,363

		$6,787,174

Leisure & Toys – 0.8%
THQ, Inc. (a)	296,329	$1,241,619

7

Portfolio of Investments – continued

Issuer	Shares/Par	Value ($)

COMMON STOCKS – continued
Machinery & Tools – 2.2%
Polypore International, Inc. (a)	286,780	$2,168,057
Ritchie Bros. Auctioneers, Inc.	70,830	1,517,179

		$3,685,236

Medical & Health Technology & Services – 9.6%
Athena Health, Inc. (a)	36,360	$1,367,863
Diagnosticos da America S.A.	43,600	424,480
Genoptix, Inc. (a)	19,620	668,650
Healthcare Services Group, Inc.	125,795	2,003,914
IDEXX Laboratories, Inc. (a)	122,606	4,423,624
IPC The Hospitalist Co., Inc. (a)	82,460	1,387,802
Medassets, Inc. (a)	127,890	1,867,194
MWI Veterinary Supply, Inc. (a)	137,610	3,709,966

		$15,853,493

Medical Equipment – 11.0%
ABIOMED, Inc. (a)	173,490	$2,848,706
AtriCure, Inc. (a)	67,900	150,738
Conceptus, Inc. (a)(l)	162,960	2,480,251
DENTSPLY International, Inc.	86,250	2,435,700
Dexcom, Inc. (a)(l)	235,030	648,683
Edwards Lifesciences Corp. (a)	22,610	1,242,420
Insulet Corp. (a)(l)	111,040	857,229
Masimo Corp. (a)	20,050	598,092
Mindray Medical International Ltd., ADR	125,220	2,253,960
NxStage Medical, Inc. (a)	513,740	1,371,686
ResMed, Inc. (a)	55,780	2,090,634
Thoratec Corp. (a)	17,880	580,921
Volcano Corp. (a)	36,740	551,100

		$18,110,120

Metals & Mining – 1.6%
Century Aluminum Co. (a)	184,620	$1,846,200
Freeport-McMoRan Copper & Gold, Inc.	34,420	841,225

		$2,687,425

Network & Telecom – 1.8%
Cavium Networks, Inc. (a)(l)	65,460	$687,985
NICE Systems Ltd., ADR (a)	57,370	1,289,104
Polycom, Inc. (a)	69,520	939,215

		$2,916,304

Oil Services – 6.4%
Dresser-Rand Group, Inc. (a)	159,270	$2,747,408
Exterran Holdings, Inc. (a)	127,090	2,707,017
Helix Energy Solutions Group, Inc. (a)	247,900	1,794,796
Helmerich & Payne, Inc.	63,460	1,443,715
Natural Gas Services Group, Inc. (a)	43,830	443,998
Oceaneering International, Inc. (a)	49,240	1,434,854

		$10,571,788

Other Banks & Diversified Financials – 1.3%
City National Corp.	17,600	$857,120
Signature Bank (a)	46,280	1,327,773

		$2,184,893

Personal Computers & Peripherals – 1.5%
Nuance Communications, Inc. (a)	244,435	$2,532,347

Issuer	Shares/Par	Value ($)

COMMON STOCKS – continued
Pharmaceuticals – 1.2%
Cadence Pharmaceuticals, Inc. (a)(l)	113,710	$822,123
Genomma Lab Internacional S.A., “B” (a)	524,500	367,000
Inspire Pharmaceuticals, Inc. (a)	119,960	431,856
Synta Pharmaceuticals Corp. (a)(l)	59,800	365,976

		$1,986,955

Printing & Publishing – 1.8%
Morningstar, Inc. (a)	35,210	$1,249,955
MSCI, Inc., “A” (a)	93,760	1,665,178

		$2,915,133

Railroad & Shipping – 0.4%
Diana Shipping, Inc.	45,090	$575,348

Restaurants – 2.4%
McCormick & Schmick’s Seafood Restaurant, Inc. (a)	303,350	$1,219,467
Red Robin Gourmet Burgers, Inc. (a)	111,200	1,871,496
Texas Roadhouse, Inc., “A” (a)	103,740	803,985

		$3,894,948

Special Products & Services – 1.0%
Heckmann Corp. (a)(l)	293,200	$1,656,580

Specialty Stores – 5.6%
Abercrombie & Fitch Co., “A”	52,380	$1,208,407
Citi Trends, Inc. (a)	124,430	1,831,610
Ctrip.com International Ltd., ADR	50,380	1,199,044
Dufry South America Ltd., BDR	52,650	375,375
J. Crew Group, Inc. (a)	32,710	399,062
Lumber Liquidators, Inc. (a)	149,750	1,581,360
Monro Muffler Brake, Inc.	47,455	1,210,103
Zumiez, Inc. (a)	183,640	1,368,118

		$9,173,079

Trucking – 2.1%
J.B. Hunt Transport Services, Inc.	65,270	$1,714,643
Old Dominion Freight Lines, Inc. (a)	63,030	1,793,834

		$3,508,477

Total Common Stocks (Identified Cost, $207,608,094)		$163,477,046

	Strike Price	First Exercise

WARRANTS – 0.0%
Alcoholic Beverages – 0.0%
Castle Brands, Inc. (1 share for 1 warrant) (Identified Cost, $70,840) (a)(z)	$6.57	5/08/07	50,440	$7,445

REPURCHASE AGREEMENTS – 0.6%
Goldman Sachs, 0.01%, dated 12/31/08, due 1/02/09, total to be received $984,001 (secured by U.S. Treasury and Federal Agency obligations and Mortgage Backed securities in a jointly traded account), at Cost	$984,000	$984,000

8

Portfolio of Investments – continued

Issuer	Shares/Par	Value ($)

COLLATERAL FOR SECURITIES LOANED – 1.7%
Navigator Securities Lending Prime Portfolio, at Cost and Net Asset Value	$2,733,501	$2,733,501

Total Investments (Identified Cost, $211,396,435)		$167,201,992

OTHER ASSETS, LESS LIABILITIES – (1.5)%		(2,404,241)

Net Assets – 100.0%		$164,797,751

(a)	Non-income producing security.

(l)	All or a portion of this security is on loan.

(z)	Restricted securities are not registered under the Securities Act of 1933 and are subject to legal restrictions on resale. These securities generally may be resold in transactions exempt from registration or to the public if the securities are subsequently registered. Disposal of these securities may involve time-consuming negotiations and prompt sale at an acceptable price may be difficult. The fund holds the following restricted security:

Restricted Security	Acquisition Date	Cost	Current Market Value
Castle Brands, Inc. (Warrants)	4/18/07	$70,840	$7,445
% of Net Assets			0.0%

The following abbreviations are used in this report and are defined:

ADR	American Depository Receipt

BDR	Brazilian Depository Receipt

See Notes to Financial Statements

9

FINANCIAL STATEMENTS  |  STATEMENT OF ASSETS AND LIABILITIES

This statement represents your fund’s balance sheet, which details the assets and liabilities comprising the total value of the fund.

At 12/31/08
Assets
Investments, at value, including $2,768,029 of securities on loan (identified cost, $211,396,435)	$167,201,992
Cash	791
Receivable for investments sold	643,098
Interest and dividends receivable	57,948
Receivable from investment adviser	11,715
Other assets	8,188
Total assets		$167,923,732
Liabilities
Payable for fund shares reacquired	$258,350
Collateral for securities loaned, at value	2,733,501
Payable to affiliates
Management fee	7,733
Distribution fees	1,368
Administrative services fee	452
Payable for trustees’ compensation	356
Accrued expenses and other liabilities	124,221
Total liabilities		$3,125,981
Net assets		$164,797,751
Net assets consist of
Paid-in capital	$280,778,024
Unrealized appreciation (depreciation) on investments and translation of assets and liabilities in foreign currencies	(44,194,433)
Accumulated net realized gain (loss) on investments and foreign currency transactions	(71,785,840)
Net assets		$164,797,751
Shares of beneficial interest outstanding		19,981,025
Initial Class shares
Net assets	$59,860,891
Shares outstanding	7,155,946
Net asset value per share		$8.37
Service Class shares
Net assets	$104,936,860
Shares outstanding	12,825,079
Net asset value per share		$8.18

See Notes to Financial Statements

10

FINANCIAL STATEMENTS  |  STATEMENT OF OPERATIONS

This statement describes how much your fund earned in investment income and accrued in expenses. It also describes any gains and/or losses generated by fund operations.

Year ended 12/31/08
Net investment loss
Income
Dividends	$920,063
Income on securities loaned	668,852
Interest	17,377
Foreign taxes withheld	(4,357)
Total investment income		$1,601,935
Expenses
Management fee	$2,156,428
Distribution fees	365,037
Administrative services fee	71,919
Trustees’ compensation	33,305
Custodian fee	53,799
Shareholder communications	48,351
Auditing fees	42,228
Legal fees	7,128
Miscellaneous	31,584
Total expenses		$2,809,779
Fees paid indirectly	(1,230)
Reduction of expenses by investment adviser	(159,225)
Net expenses		$2,649,324
Net investment loss		$(1,047,389)
Realized and unrealized gain (loss) on investments and foreign currency transactions
Realized gain (loss) (identified cost basis)
Investment transactions	$(64,788,957)
Foreign currency transactions	(11,896)
Net realized gain (loss) on investments and foreign currency transactions		$(64,800,853)
Change in unrealized appreciation (depreciation)
Investments	$(40,366,204)
Translation of assets and liabilities in foreign currencies	16
Net unrealized gain (loss) on investments and foreign currency translation		$(40,366,188)
Net realized and unrealized gain (loss) on investments and foreign currency		$(105,167,041)
Change in net assets from operations		$(106,214,430)

See Notes to Financial Statements

11

FINANCIAL STATEMENTS  |  STATEMENTS OF CHANGES IN NET ASSETS

These statements describe the increases and/or decreases in net assets resulting from operations, any distributions, and any shareholder transactions.

For years ended 12/31	2008	2007
Change in net assets
From operations
Net investment loss	$(1,047,389)	$(2,056,967)
Net realized gain (loss) on investments and foreign currency transactions	(64,800,853)	40,592,282
Net unrealized gain (loss) on investments and foreign currency translation	(40,366,188)	(28,023,702)
Change in net assets from operations	$(106,214,430)	$10,511,613
Distributions declared to shareholders
From net realized gain on investments
Initial Class	$(17,250,961)	$(4,140,582)
Service Class	(27,753,068)	(5,182,591)
Total distributions declared to shareholders	$(45,004,029)	$(9,323,173)
Change in net assets from fund share transactions	$(528,514)	$(29,936,615)
Total change in net assets	$(151,746,973)	$(28,748,175)
Net assets
At beginning of period	316,544,724	345,292,899
At end of period	$164,797,751	$316,544,724

See Notes to Financial Statements

12

FINANCIAL STATEMENTS  |  FINANCIAL HIGHLIGHTS

The financial highlights table is intended to help you understand the fund’s financial performance for the past 5 years. Certain information reflects financial results for a single fund share. The total returns in the table represent the rate by which an investor would have earned (or lost) on an investment in the fund share class (assuming reinvestment of all distributions) held for the entire period.

Initial Class	Years ended 12/31
	2008	2007	2006	2005	2004
Net asset value, beginning of period	$16.24	$16.24	$14.35	$13.64	$12.69
Income (loss) from investment operations
Net investment loss (d)	$(0.04)	$(0.08)	$(0.09)	$(0.07)	$(0.08)
Net realized and unrealized gain (loss) on investments and foreign currency	(5.42)	0.52	1.98	0.78	1.03
Total from investment operations	$(5.46)	$0.44	$1.89	$0.71	$0.95
Less distributions declared to shareholders
From net realized gain on investments	$(2.41)	$(0.44)	$—	$—	$—
Net asset value, end of period	$8.37	$16.24	$16.24	$14.35	$13.64
Total return (%) (k)(r)(s)	(39.57)	2.56	13.17	5.21	7.49 (b)
Ratios (%) (to average net assets) and Supplemental data:
Expenses before expense reductions (f)	1.02	1.00	1.00	1.00	0.99
Expenses after expense reductions (f)	0.95	0.95	0.98	N/A	N/A
Net investment loss	(0.28)	(0.45)	(0.60)	(0.56)	(0.65)
Portfolio turnover	127	95	107	127	139
Net assets at end of period (000 Omitted)	$59,861	$130,029	$163,825	$176,958	$209,503

Service Class	Years ended 12/31
	2008	2007	2006	2005	2004
Net asset value, beginning of period	$15.97	$16.02	$14.19	$13.52	$12.61
Income (loss) from investment operations
Net investment loss (d)	$(0.07)	$(0.12)	$(0.13)	$(0.11)	$(0.11)
Net realized and unrealized gain (loss) on investments and foreign currency	(5.31)	0.51	1.96	0.78	1.02
Total from investment operations	$(5.38)	$0.39	$1.83	$0.67	$0.91
Less distributions declared to shareholders
From net realized gain on investments	$(2.41)	$(0.44)	$—	$—	$—
Net asset value, end of period	$8.18	$15.97	$16.02	$14.19	$13.52
Total return (%) (k)(r)(s)	(39.76)	2.28	12.90	4.96	7.22 (b)
Ratios (%) (to average net assets) and Supplemental data:
Expenses before expense reductions (f)	1.27	1.25	1.26	1.26	1.24
Expenses after expense reductions (f)	1.20	1.20	1.23	N/A	N/A
Net investment loss	(0.54)	(0.70)	(0.84)	(0.81)	(0.89)
Portfolio turnover	127	95	107	127	139
Net assets at end of period (000 Omitted)	$104,937	$186,516	$181,468	$131,180	$104,256

(b)	The fund’s net asset value and total return calculation include a non-recurring accrual recorded as a result of an administrative proceeding regarding disclosure of brokerage allocation practices in connection with fund sales. The non-recurring accrual did not have a material impact on the net asset value per share based on the shares outstanding on the day the accrual was recorded.

(d)	Per share data is based on average shares outstanding.

(f)	Ratios do not reflect reductions from fees paid indirectly, if applicable.

(k)	The total return does not reflect expenses that apply to separate accounts. Inclusion of these charges would reduce the total return figures for all periods shown.

(r)	Certain expenses have been reduced without which performance would have been lower.

(s)	From time to time the fund may receive proceeds from litigation settlements, without which performance would be lower.

See Notes to Financial Statements

13

NOTES TO FINANCIAL STATEMENTS

(1)	Business and Organization

MFS New Discovery Portfolio (the fund) is a series of MFS Variable Insurance Trust II (the trust). The trust is organized as a Massachusetts business trust and is registered under the Investment Company Act of 1940, as amended, as an open-end management investment company. The shares of the fund are sold to variable accounts established by insurance companies to fund benefits under variable contracts issued by such companies, and qualified retirement and pension plans.

(2)	Significant Accounting Policies

General – The preparation of financial statements in conformity with U.S. generally accepted accounting principles requires management to make estimates and assumptions that affect the reported amounts of assets and liabilities, and disclosure of contingent assets and liabilities at the date of the financial statements and the reported amounts of revenues and expenses during the reporting period. Actual results could differ from those estimates. The fund can invest in foreign securities, including securities of emerging market issuers. Investments in foreign securities are vulnerable to the effects of changes in the relative values of the local currency and the U.S. dollar and to the effects of changes in each country’s legal, political, and economic environment. The markets of emerging markets countries are generally more volatile than the markets of developed countries with more mature economies. All of the risks of investing in foreign securities previously described are heightened when investing in emerging markets countries.

In March 2008, FASB Statement No. 161, Disclosures about Derivative Instruments and Hedging Activities (the “Standard”) was issued, and is effective for financial statements issued for fiscal years and interim periods beginning after November 15, 2008. This Standard provides enhanced disclosures about the fund’s use of and accounting for derivative instruments and the effect of derivative instruments on the fund’s results of operations and financial position. Management is evaluating the application of the Standard to the fund, and has not at this time determined the impact, if any, resulting from the adoption of this Standard on the fund’s financial statements.

FASB Staff Position (FSP) 133-1 was implemented during the period. FSP 133-1 amends FAS 133 to require sellers of credit derivatives to make disclosures that will enable financial statement users to assess the potential effects of those credit derivatives on an entity’s financial position, financial performance and cash flows. There was no impact from implementing FSP 133-1 as the fund did not hold any of these credit derivatives at period end.

Investment Valuations – Equity securities, including restricted equity securities, are generally valued at the last sale or official closing price as reported by a third party pricing service on the market or exchange on which they are primarily traded. For securities for which there were no sales reported that day, equity securities are generally valued at the last quoted daily bid quotation as reported by a third party pricing service on the market or exchange on which they are primarily traded. For securities held short for which there were no sales reported for the day, the position is generally valued at the last quoted daily ask quotation as reported by a third party pricing service on the market or exchange on which such securities are primarily traded. Short-term instruments with a maturity at issuance of 60 days or less may be valued at amortized cost, which approximates market value. Open-end investment companies are generally valued at net asset value per share. Securities and other assets generally valued on the basis of information from a third party pricing service may also be valued at a broker-dealer bid quotation. Values obtained from pricing services can utilize both dealer-supplied valuations and electronic data processing techniques, which take into account factors such as institutional-size trading in similar groups of securities, yield, quality, coupon rate, maturity, type of issue, trading characteristics, and other market data. The values of foreign securities and other assets and liabilities expressed in foreign currencies are converted to U.S. dollars using the mean of bid and asked prices for rates reported by a third party pricing service.

The Board of Trustees has delegated primary responsibility for determining or causing to be determined the value of the fund’s investments (including any fair valuation) to the adviser pursuant to valuation policies and procedures approved by the Board. If the adviser determines that reliable market quotations are not readily available, investments are valued at fair value as determined in good faith by the adviser in accordance with such procedures under the oversight of the Board of Trustees. Under the fund’s valuation policies and procedures, market quotations are not considered to be readily available for most types of debt instruments and floating rate loans and many types of derivatives. These investments are generally valued at fair value based on information from third party pricing services. In addition, investments may be valued at fair value if the adviser determines that an investment’s value has been materially affected by events occurring after the close of the exchange or market on which the investment is principally traded (such as foreign exchange or market) and prior to the determination of the fund’s net asset value, or after the halting of trading of a specific security where trading does not resume prior to the close of the exchange or market on which the security is principally traded. Events that occur on a frequent basis after foreign markets close (such as developments in foreign markets and significant movements in the U.S. markets) and prior to the determination of the fund’s net asset value may be deemed to have a material affect on the value of securities traded in foreign markets. Accordingly, the fund’s foreign equity securities may often be valued at fair value. The adviser may rely on third party

14

Notes to Financial Statements – continued

pricing services or other information (such as the correlation with price movements of similar securities in the same or other markets; the type, cost and investment characteristics of the security; the business and financial condition of the issuer; and trading and other market data) to assist in determining whether to fair value and at what value to fair value an investment. The value of an investment for purposes of calculating the fund’s net asset value can differ depending on the source and method used to determine value. When fair valuation is used, the value of investments used to determine the fund’s net asset value may differ from quoted or published prices for the same investments.

The fund adopted FASB Statement No. 157, Fair Value Measurements (the “Statement”). This Statement provides a single definition of fair value, a hierarchy for measuring fair value and expanded disclosures about fair value measurements.

Various inputs are used in determining the value of the fund’s assets or liabilities carried at market value. These inputs are categorized into three broad levels. Level 1 includes quoted prices in active markets for identical assets or liabilities. Level 2 includes other significant observable market-based inputs (including quoted prices for similar securities, interest rates, prepayment speed, and credit risk). Level 3 includes unobservable inputs, which may include the adviser’s own assumptions in determining the fair value of investments. Other financial instruments are derivative instruments not reflected in total investments, such as futures, forwards, swap contracts and written options. The following is a summary of the levels used as of December 31, 2008 in valuing the fund’s assets or liabilities carried at market value:

	Level 1	Level 2	Level 3	Total
Investments in Securities	$162,704,522	$4,497,470	$—	$167,201,992
Other Financial Instruments	$—	$—	$—	$—

Repurchase Agreements – The fund may enter into repurchase agreements with approved counterparties. Each repurchase agreement is recorded at cost. The fund requires that the securities collateral in a repurchase transaction be transferred to a custodian. The fund monitors, on a daily basis, the value of the collateral to ensure that its value, including accrued interest, is greater than amounts owed to the fund under each such repurchase agreement. The fund and other funds managed by Massachusetts Financial Services Company (MFS), may utilize a joint trading account for the purpose of entering into one or more repurchase agreements.

Foreign Currency Translation – Purchases and sales of foreign investments, income, and expenses are converted into U.S. dollars based upon currency exchange rates prevailing on the respective dates of such transactions or on the reporting date for foreign denominated receivables and payables. Gains and losses attributable to foreign currency exchange rates on sales of securities are recorded for financial statement purposes as net realized gains and losses on investments. Gains and losses attributable to foreign exchange rate movements on receivables, payables, income and expenses are recorded for financial statement purposes as foreign currency transaction gains and losses. That portion of both realized and unrealized gains and losses on investments that results from fluctuations in foreign currency exchange rates is not separately disclosed.

Security Loans – State Street Bank and Trust Company (“State Street”), as lending agent, may loan the securities of the fund to certain qualified institutions (the “Borrowers”) approved by the fund. The loans are collateralized by cash and/or U.S. Treasury and federal agency obligations in an amount typically at least equal to the market value of the securities loaned. State Street provides the fund with indemnification against Borrower default. The fund bears the risk of loss with respect to the investment of cash collateral. On loans collateralized by cash, the cash collateral is invested in a money market fund or short-term securities. A portion of the income generated upon investment of the collateral is remitted to the Borrowers, and the remainder is allocated between the fund and the lending agent. On loans collateralized by U.S. Treasury and/or federal agency obligations, a fee is received from the Borrower, and is allocated between the fund and the lending agent. Income from securities lending is separately reported on the Statement of Operations. The dividend and interest income earned on the securities loaned is accounted for in the same manner as other dividend and interest income.

Indemnifications – Under the fund’s organizational documents, its officers and trustees may be indemnified against certain liabilities and expenses arising out of the performance of their duties to the fund. Additionally, in the normal course of business, the fund enters into agreements with service providers that may contain indemnification clauses. The fund’s maximum exposure under these agreements is unknown as this would involve future claims that may be made against the fund that have not yet occurred.

Investment Transactions and Income – Investment transactions are recorded on the trade date. Interest income is recorded on the accrual basis. All premium and discount is amortized or accreted for financial statement purposes in accordance with U.S. generally accepted accounting principles. Dividends received in cash are recorded on the ex-dividend date. Certain dividends from foreign securities will be recorded when the fund is informed of the dividend if such information is obtained subsequent to the ex-dividend date. Dividend and interest payments received in additional securities are recorded on the ex-dividend or ex-interest date in an amount equal to the value of the security on such date.

15

Notes to Financial Statements – continued

The fund may receive proceeds from litigation settlements. Any proceeds received from litigation involving portfolio holdings are reflected in the Statement of Operations in realized gain/loss if the security has been disposed of by the fund or in unrealized gain/loss if the security is still held by the fund. Any other proceeds from litigation not related to portfolio holdings are reflected as other income in the Statement of Operations.

Fees Paid Indirectly – The fund’s custody fee may be reduced according to an arrangement that measures the value of cash deposited with the custodian by the fund. This amount, for the year ended December 31, 2008, is shown as a reduction of total expenses on the Statement of Operations.

Tax Matters and Distributions – The fund intends to qualify as a regulated investment company, as defined under Subchapter M of the Internal Revenue Code, and to distribute all of its taxable income, including realized capital gains. As a result, no provision for federal income taxes is required. Each of the fund’s federal tax returns for the prior three fiscal years remains subject to examination by the Internal Revenue Service. Foreign taxes, if any, have been accrued by the fund in the accompanying financial statements.

Distributions to shareholders are recorded on the ex-dividend date. Income and capital gain distributions are determined in accordance with income tax regulations, which may differ from U.S. generally accepted accounting principles. Certain capital accounts in the financial statements are periodically adjusted for permanent differences in order to reflect their tax character. These adjustments have no impact on net assets or net asset value per share. Temporary differences which arise from recognizing certain items of income, expense, gain or loss in different periods for financial statement and tax purposes will reverse at some time in the future. Distributions in excess of net investment income or net realized gains are temporary overdistributions for financial statement purposes resulting from differences in the recognition or classification of income or distributions for financial statement and tax purposes.

Book/tax differences primarily relate to net operating losses and wash sale loss deferrals.

The tax character of distributions declared to shareholders for the last two fiscal years is as follows:

	12/31/08	12/31/07
Ordinary income (including any short-term capital gains)	$12,386,029	$—
Long-term capital gain	32,618,000	9,323,173
Total distributions	$45,004,029	$9,323,173

The federal tax cost and the tax basis components of distributable earnings were as follows:

As of 12/31/08
Cost of investments	$231,329,465
Gross appreciation	7,108,193
Gross depreciation	(71,235,666)
Net unrealized appreciation (depreciation)	$(64,127,473)
Capital loss carryforwards	(51,844,153)
Other temporary differences	(8,647)

As of December 31, 2008, the fund had capital loss carryforwards available to offset future realized gains. Such losses expire as follows:

12/31/16	$(51,844,153)

Multiple Classes of Shares of Beneficial Interest – The fund offers multiple classes of shares, which differ in their respective distribution fees. The fund’s income, realized and unrealized gain (loss), and common expenses are allocated to shareholders based on the daily net assets of each class. Dividends are declared separately for each class. Differences in per share dividend rates are generally due to differences in separate class expenses.

(3)	Transactions with Affiliates

Investment Adviser – The fund has an investment advisory agreement with MFS to provide overall investment management and related administrative services and facilities to the fund.

The management fee is computed daily and paid monthly at the following annual rates:

First $1 billion of average daily net assets	0.90%
Average daily net assets in excess of $1 billion	0.80%

The investment adviser has agreed in writing to reduce its management fee to 0.75% of average daily net assets in excess of $2.5 billion. This written agreement will continue until April 30, 2010. For the year ended December 31, 2008, the fund’s

16

Notes to Financial Statements – continued

average daily net assets did not exceed $2.5 billion and therefore, the management fee was not reduced. The management fee incurred for the year ended December 31, 2008 was equivalent to an annual effective rate of 0.90% of the fund’s average daily net assets.

The investment adviser has agreed in writing to pay a portion of the fund’s total annual operating expenses, exclusive of interest, taxes, extraordinary expenses, brokerage and transaction costs, and investment-related expenses, such that total annual operating expenses do not exceed 0.95% annually of average daily net assets for the Initial Class shares and 1.20% annually of average daily net assets for the Service Class shares. This written agreement will continue until April 30, 2010. For the year ended December 31, 2008, this reduction amounted to $159,225 and is reflected as a reduction of total expenses in the Statement of Operations.

Distributor – MFS Fund Distributors, Inc. (MFD), a wholly-owned subsidiary of MFS, is the distributor of shares of the fund. The Trustees have adopted a distribution plan for the Service Class shares pursuant to Rule 12b-1 under the Investment Company Act of 1940.

The fund’s distribution plan provides that the fund will pay MFD distribution fees equal to 0.25% per annum of its average daily net assets attributable to Service Class shares as partial consideration for services performed and expenses incurred by MFD and financial intermediaries in connection with the sale and distribution of the fund’s Service Class shares and the sale and distribution of the variable annuity or variable life insurance contracts investing indirectly in Service Class shares. MFD may subsequently pay all, or a portion, of the distribution fees to financial intermediaries.

Shareholder Servicing Agent – MFS Service Center, Inc. (MFSC), a wholly-owned subsidiary of MFS, has contracted to provide transfer agent and recordkeeping functions in connection with the issuance, transfer, and redemption of each class of shares of the fund under a Shareholder Servicing Agent Agreement. During the year ended December 31, 2008, the fund did not pay MFSC a fee for this service.

Administrator – MFS provides certain financial, legal, shareholder communications, compliance, and other administrative services to the fund. Under an administrative services agreement, the fund partially reimburses MFS the costs incurred to provide these services. The fund is charged an annual fixed amount of $10,000 plus a fee based on average daily net assets.

The administrative services fee incurred for the year ended December 31, 2008 was equivalent to an annual effective rate of 0.0300% of the fund’s average daily net assets.

Trustees’ and Officers’ Compensation – The fund pays compensation to trustees in the form of a retainer, attendance fees, and additional compensation to the Board chairperson. The fund does not pay compensation directly to officers of the fund who are also officers of the investment adviser, all of whom receive remuneration for their services to the fund from MFS. Certain officers of the fund are officers or directors of MFS, MFD, and MFSC.

Other – This fund and certain other MFS funds (the funds) have entered into services agreements (the Agreements) which provide for payment of fees by the funds to Tarantino LLC and Griffin Compliance LLC in return for the provision of services of an Independent Chief Compliance Officer (ICCO) and Assistant ICCO, respectively, for the funds. The ICCO and Assistant ICCO are officers of the funds and the sole members of Tarantino LLC and Griffin Compliance LLC, respectively. The funds can terminate the Agreements with Tarantino LLC and Griffin Compliance LLC at any time under the terms of the Agreements. MFS has agreed to bear all expenses associated with office space, other administrative support, and supplies provided to the ICCO and Assistant ICCO. For the year ended December 31, 2008, the aggregate fees paid by the fund to Tarantino LLC and Griffin Compliance LLC were $2,181 and are included in miscellaneous expense on the Statement of Operations.

(4)	Portfolio Securities

Purchases and sales of investments, other than U.S. Government securities, purchased option transactions, and short-term obligations, aggregated $307,191,195 and $353,245,211, respectively.

17

Notes to Financial Statements – continued

(5)	Shares of Beneficial Interest

The fund’s Declaration of Trust permits the Trustees to issue an unlimited number of full and fractional shares of beneficial interest. Transactions in fund shares were as follows:

	Year ended 12/31/08		Year ended 12/31/07
	Shares	Amount	Shares	Amount
Shares sold
Initial Class	680,507	$6,730,272	334,611	$5,537,950
Service Class	2,767,379	26,015,964	1,437,743	23,493,591
	3,447,886	$32,746,236	1,772,354	$29,031,541
Shares issued to shareholders in reinvestment of distributions
Initial Class	1,235,742	$17,250,961	239,064	$4,140,582
Service Class	2,028,733	27,753,068	303,786	5,182,591
	3,264,475	$45,004,029	542,850	$9,323,173
Shares reacquired
Initial Class	(2,767,391)	$(34,988,647)	(2,652,413)	$(45,045,710)
Service Class	(3,647,151)	(43,290,132)	(1,390,282)	(23,245,619)
	(6,414,542)	$(78,278,779)	(4,042,695)	$(68,291,329)
Net change
Initial Class	(851,142)	$(11,007,414)	(2,078,738)	$(35,367,178)
Service Class	1,148,961	10,478,900	351,247	5,430,563
	297,819	$(528,514)	(1,727,491)	$(29,936,615)

(6)	Line of Credit

The fund and other funds managed by MFS participate in a $1 billion unsecured committed line of credit provided by a syndication of banks under a credit agreement. In addition, the fund and other funds managed by MFS have established uncommitted borrowing arrangements with certain banks. Borrowings may be made for temporary financing needs. Interest is charged to each fund, based on its borrowings, generally at a rate equal to the Federal Reserve funds rate plus 0.30%. In addition, a commitment fee, based on the average daily, unused portion of the committed line of credit, is allocated among the participating funds at the end of each calendar quarter. For the year ended December 31, 2008, the fund’s commitment fee and interest expense were $1,183 and $0, respectively, and are included in miscellaneous expense on the Statement of Operations.

18

REPORT OF INDEPENDENT REGISTERED PUBLIC ACCOUNTING FIRM

To the Board of Trustees of MFS Variable Insurance Trust II and the Shareholders of

MFS New Discovery Portfolio:

We have audited the accompanying statement of assets and liabilities, including the portfolio of investments, of MFS New Discovery Portfolio (the “Fund”) (one of the portfolios comprising MFS Variable Insurance Trust II) as of December 31, 2008, and the related statement of operations for the year then ended, the statements of changes in net assets for each of the two years in the period then ended, and the financial highlights for each of the five years in the period then ended. These financial statements and financial highlights are the responsibility of the Fund’s management. Our responsibility is to express an opinion on these financial statements and financial highlights based on our audits.

We conducted our audits in accordance with the standards of the Public Company Accounting Oversight Board (United States). Those standards require that we plan and perform the audit to obtain reasonable assurance about whether the financial statements and financial highlights are free of material misstatement. The Fund is not required to have, nor were we engaged to perform, an audit of its internal control over financial reporting. Our audits included consideration of internal control over financial reporting as a basis for designing audit procedures that are appropriate in the circumstances, but not for the purpose of expressing an opinion on the effectiveness of the Fund’s internal control over financial reporting. Accordingly, we express no such opinion. An audit also includes examining, on a test basis, evidence supporting the amounts and disclosures in the financial statements, assessing the accounting principles used and significant estimates made by management, as well as evaluating the overall financial statement presentation. Our procedures included confirmation of securities owned as of December 31, 2008, by correspondence with the custodian and brokers. We believe that our audits provide a reasonable basis for our opinion.

In our opinion, the financial statements and financial highlights referred to above present fairly, in all material respects, the financial position of MFS New Discovery Portfolio as of December 31, 2008, the results of its operations for the year then ended, the changes in its net assets for each of the two years in the period then ended, and the financial highlights for each of the five years in the period then ended, in conformity with accounting principles generally accepted in the United States of America.

DELOITTE & TOUCHE LLP

Boston, Massachusetts

February 19, 2009

19

TRUSTEES AND OFFICERS – IDENTIFICATION AND BACKGROUND

The Trustees and officers of the Trust, as of February 1, 2009, are listed below, together with their principal occupations during the past five years. (Their titles may have varied during that period.) The address of each Trustee and officer is 500 Boylston Street, Boston, Massachusetts 02116.

Name, Date of Birth	Position(s) Held with Fund	Trustee/Officer Since (1)	Principal Occupations During the Past Five Years and Other Directorships (2)
INTERESTED TRUSTEE
David D. Horn (3) (born 6/07/41)	Trustee	April 1986	Private investor; Sun Life Assurance Company of Canada, Senior Vice President and General Manager for the United States (until 1997); Director (until March 2004)

INDEPENDENT TRUSTEES
J. Kermit Birchfield (born 1/08/40)	Chairman	May 1997	Consultant; Century Partners, Inc. (investments), Director; Displaytech, Inc. (technology), Director; Dessin Fournir LLC (furniture manufacturer), Director (2005 to present); Intermountain Gas Company, Inc. & Intermountain Industries, Inc. (oil & gas exploration and production), Director; Site Watch LLC (software to monitor oil tanks), Managing Director (2006 to present); Juridica Investments (fund investing in judicial matters), Director (2007 to present); HPSC, Inc. (medical financing), Director (until January 2004)

Robert C. Bishop (born 1/13/43)	Trustee	May 2001	AutoImmune, Inc. (pharmaceutical product development), Chairman, President and Chief Executive Officer; Caliper Life Sciences Corp. (laboratory analytical instruments), Director; Millipore Corporation (purification/filtration products), Director; Waterstreet Capital (leverage buyouts), Advisory Board (August 2006 to present); Optobionics Corporation (ophthalmic devices), Director (2002 to 2007)

Frederick H. Dulles (born 3/12/42)	Trustee	May 2001	Ten State International Law PLLC (law firm), Of Counsel (since 2006); Prudential Carolina Real Estate, (real estate), Broker (since 2006); Free Enterprise Foundation, Inc. (research institute), Director & Secretary (until 2008); Disher, Hamrick & Myers Residential, Inc. (real estate) Broker (2005 until 2006); Frederick H. Dulles law practice (until 2006); Ten State Street LLP (law firm), Member (until 2005)

Marcia A. Kean (born 6/30/48)	Trustee	April 2005	Feinstein Kean Healthcare (consulting), Chief Executive Officer

Ronald G. Steinhart (born 6/15/40)	Trustee	May 2001	Private investor; Penske Automotive Group (automotive retailer), Director; Animal Health International, Inc. (animal health products), Director (since 2007); Texas Industries (concrete/aggregates/cement), Director (since 2007); Penson Worldwide, Inc. (securities clearance), Director (since 2006); Carreker Corporation (technology consulting) Director (until 2005); Prentiss Properties Trust (real estate investment trust), Director (until 2006)

Haviland Wright (born 7/21/48)	Trustee	May 2001	Profitability of Hawaii (software), Chief Development Officer (since December 2008); Elixir Technologies Corporation (software) Director (since 2005); Nano Loa Inc. (liquid crystal displays), Director

TRUSTEE EMERITUS
Samuel Adams (born 10/19/25)	Trustee Emeritus		Retired; K&L Gates LLP (law firm), Of Counsel

OFFICERS
Maria F. Dwyer (4) (born 12/01/58)	President	November 2005	Massachusetts Financial Services Company, Executive Vice President and Chief Regulatory Officer (since March 2004) Chief Compliance Officer (since December 2006); Fidelity Management & Research Company, Vice President (prior to March 2004); Fidelity Group of Funds, President and Treasurer (until March 2004)

Christopher R. Bohane (4) (born 1/18/74)	Assistant Secretary and Assistant Clerk	July 2005	Massachusetts Financial Services Company, Vice President and Senior Counsel

John M. Corcoran (4) (born 4/13/65)	Treasurer	October 2008	Massachusetts Financial Services Company, Senior Vice President (since October 2008); State Street Bank and Trust (financial services provider), Senior Vice President, (until September 2008)

Ethan D. Corey (4) (born 11/21/63)	Assistant Secretary and Assistant Clerk	July 2005	Massachusetts Financial Services Company, Senior Vice President and Associate General Counsel (since 2004); Dechert LLP (law firm), Counsel (prior to December 2004)

David L. DiLorenzo (4) (born 8/10/68)	Assistant Treasurer	July 2005	Massachusetts Financial Services Company, Vice President (since June 2005); JP Morgan Investor Services, Vice President (until June 2005)

Timothy M. Fagan (4) (born 7/10/68)	Assistant Secretary and Assistant Clerk	September 2005	Massachusetts Financial Services Company, Vice President and Senior Counsel (since September 2005); John Hancock Advisers, LLC, Vice President, Senior Attorney and Chief Compliance Officer (until August 2005)

20

Trustees and Officers – continued

Name, Date of Birth	Position(s) Held with Fund	Trustee/Officer Since (1)	Principal Occupations During the Past Five Years and Other Directorships (2)
Mark D. Fischer (4) (born 10/27/70)	Assistant Treasurer	July 2005	Massachusetts Financial Services Company, Vice President (since May 2005); JP Morgan Investment Management Company, Vice President (until May 2005)

Robyn L. Griffin (born 7/04/75)	Assistant Independent Chief Compliance Officer	August 2008	Griffin Compliance LLC (provider of compliance services), Principal (since August 2008); State Street Corporation (financial services provider), Mutual Fund Administration Assistant Vice President (October 2006 – July 2008); Liberty Mutual Group (insurance), Personal Market Assistant Controller (April 2006 – October 2006); Deloitte & Touche LLP (professional services firm), Senior Manager (prior to April 2006)

Brian E. Langenfeld (4) (born 3/07/73)	Assistant Secretary and Assistant Clerk	May 2006	Massachusetts Financial Services Company, Vice President and Senior Counsel (since May 2006); John Hancock Advisers, LLC, Assistant Vice President and Counsel (until April 2006)

Ellen Moynihan (4) (born 11/13/57)	Assistant Treasurer	May 1997	Massachusetts Financial Services Company, Senior Vice President

Susan S. Newton (4) (born 3/07/50)	Assistant Secretary and Assistant Clerk	May 2005	Massachusetts Financial Services Company, Senior Vice President and Associate General Counsel (since April 2005); John Hancock Advisers, LLC, Senior Vice President, Secretary and Chief Legal Officer (until April 2005)

Susan A. Pereira (4) (born 11/05/70)	Assistant Secretary and Assistant Clerk	July 2005	Massachusetts Financial Services Company, Vice President and Senior Counsel (since June 2004); Bingham McCutchen LLP (law firm), Associate (until June 2004)

Mark N. Polebaum (4) (born 5/01/52)	Secretary and Clerk	February 2006	Massachusetts Financial Services Company, Executive Vice President, General Counsel and Secretary (since January 2006); Wilmer Cutler Pickering Hale and Dorr LLP (law firm), Partner (until January 2006)

Frank L. Tarantino (born 3/07/44)	Independent Chief Compliance Officer	September 2004	Tarantino LLC (provider of compliance services), Principal (since June 2004); CRA Business Strategies Group (consulting services), Executive Vice President (until June 2004)

Richard S. Weitzel (4) (born 7/16/70)	Assistant Secretary and Assistant Clerk	October 2007	Massachusetts Financial Services Company, Vice President and Assistant General Counsel (since 2004); Massachusetts Department of Business and Technology, General Counsel (until April 2004)

James O. Yost (4) (born 6/12/60)	Assistant Treasurer	April 1992	Massachusetts Financial Services Company, Senior Vice President

(1)	Date first appointed to serve as Trustee/Officer of an MFS fund or a Compass variable account. Each Trustee has served continuously since appointment.

(2)	Directorships or trusteeships of companies required to report to the Securities and Exchange Commission (i.e., “public companies”).

(3)	“Interested person” of the Trust, within the meaning of the Investment Company Act of 1940 (referred to as the 1940 Act), which is the principal federal law governing investment companies like the Trust, as a result of position with Sun Life of Canada (U.S.). The address of Sun Life of Canada (U.S.) is One Sun Life Executive Park, Wellesley Hills, Massachusetts 02481.

(4)	“Interested person” of MFS within the meaning of the 1940 Act. The address of MFS is 500 Boylston Street, Boston, Massachusetts 02116.

The Trust does not hold annual meetings for the purpose of electing Trustees, and Trustees are not elected for fixed terms. Each Trustee and officer holds office until his or her successor is chosen and qualified, or until his or her earlier death, resignation, retirement or removal.

All Trustees currently serve as Trustees of the Trust and have served in that capacity since originally elected or appointed. All of the Trustees are also Managers of the Compass Variable Accounts. The executive officers of the Trust hold similar offices for the Compass Variable Accounts and other funds in the MFS fund complex. As of January 1, 2009, each Trustee serves as a Trustee or Manager of 35 Accounts/Funds.

The Statement of Additional Information contains further information about the Trustees and is available without charge upon request by calling 1-800-752-7215.

Investment Adviser Massachusetts Financial Services Company 500 Boylston Street, Boston, MA 02116-3741	Custodian State Street Bank and Trust 1 Lincoln Street, Boston, MA 02111-2900
Distributor MFS Fund Distributors, Inc. 500 Boylston Street, Boston, MA 02116-3741	Independent Registered Public Accounting Firm Deloitte & Touche LLP 200 Berkeley Street, Boston, MA 02116
Portfolio Manager Thomas Wetherald

21

BOARD REVIEW OF INVESTMENT ADVISORY AGREEMENT

The Investment Company Act of 1940 requires that both the full Board of Trustees and a majority of the non-interested (“independent”) Trustees, voting separately, annually approve the continuation of the investment advisory agreement between MFS Variable Insurance Trust II (the “Trust”) and Massachusetts Financial Services Company (“MFS”) on behalf of the Fund. The Trustees consider matters bearing on the Fund and the advisory arrangements at their meetings throughout the year, including a review of performance data at each regular meeting. In addition, the independent Trustees met in May and again in July 2008 (“contract review meetings”) for the specific purpose of considering whether to approve the continuation of the investment advisory agreement for the Fund. The independent Trustees were assisted in their evaluation of the investment advisory agreement by independent legal counsel, from whom they received separate legal advice and with whom they met separately from MFS management during various contract review meetings. The independent Trustees were also assisted in this process by the Fund’s Independent Chief Compliance Officer, a full-time senior officer appointed by and reporting to the independent Trustees.

In connection with their deliberations, the Trustees, including the independent Trustees, considered such information and factors as they believed, in light of the legal advice furnished to them and their own business judgment, to be relevant. The investment advisory agreement was considered separately for the Fund, although the Trustees also took into account the common interests of all Funds in the Trust in their review. As described below, the Trustees considered the nature, quality, and extent of the various investment advisory, administrative, and shareholder services performed by MFS under the existing investment advisory agreement and other arrangements with the Trust.

In connection with their contract review meetings, the Trustees received and relied upon materials which included, among other items: (i) information provided by Lipper Inc. on the investment performance of the Fund for various time periods ended December 31, 2007, compared to the investment performance of a group of funds with substantially similar investment classifications/objectives (the “Lipper performance universe”), (ii) information provided by Lipper Inc. on the Fund’s advisory fees and other expenses compared to the advisory fees and other expenses of comparable funds identified by Lipper (the “Lipper expense group”), (iii) information provided by MFS on the advisory fees of comparable portfolios of its other clients, including institutional separate account and other clients, (iv) information as to whether expense waivers, reimbursements or fee “breakpoints” are observed for the Fund, (v) information regarding MFS’ financial results and financial condition, including MFS’ and certain of its affiliates’ estimated profitability from services performed for the Fund, (vi) MFS’ views regarding the outlook for the mutual fund industry and its strategic business plans, (vii) descriptions of various functions performed by MFS for the Trust, such as compliance monitoring and portfolio trading practices, and (viii) information regarding the overall organization of MFS, including information about MFS’ senior management and other personnel providing investment advisory, administrative and other services to the Fund. The comparative performance, fee and expense information prepared and provided by Lipper Inc. was not independently verified, and the independent Trustees did not independently verify any information provided to them by MFS.

The Trustees’ conclusion as to the continuation of the investment advisory agreement was based on comprehensive consideration of all information provided to the Trustees and not the result of any single factor. Some of the factors that figured particularly in the Trustees’ deliberations are described below for the Fund, while individual Trustees may have given different weight to various factors and evaluated the information presented as a whole differently than another Trustee. The Trustees recognized that the fee arrangements for the Fund reflect years of review and discussion between the independent Trustees and MFS, that certain aspects of such arrangements may receive greater scrutiny in some years than others, and that the Trustees’ conclusions may be based, in part, on their consideration of these same arrangements during the course of the year and in prior years.

Based on information provided by Lipper Inc., the Trustees compared the Fund’s total return investment performance to the performance of a peer group of funds over various time periods. The Trustees placed particular emphasis on the total return performance of the Fund’s Initial Class shares in comparison to the performance of funds in its Lipper performance universe over the one-, three- and five-year periods. The Trustees did not rely on performance results for more recent periods, including those shown elsewhere in this report.

The Trustees noted the performance of the Fund’s Initial Class shares was in the 5th quintile relative to the other funds in the Lipper Classification Index for the one-year period (the 1st quintile being the best performers and the 5th quintile being the worst performers). The total return performance of the Fund was in the 4th quintile for the three-year period and the 5th quintile for the five-year period ended December 31, 2007, relative to the Lipper performance universe. Based on the nature and quality of services provided by MFS and MFS’ explanation of steps taken to improve performance, the Board of Trustees concluded that the Fund’s performance was adequate.

In the course of their deliberations, the Trustees took into account information provided by MFS during contract review meetings, as well as during investment review meetings conducted with portfolio management personnel during the course of the year.

22

Board Review of Investment Advisory Agreement – continued

In assessing the reasonableness of the Fund’s advisory fee, the Trustees considered, among other information, the Fund’s advisory fee and the total expense ratio of the Fund’s Initial Class shares as a percentage of average daily net assets, compared to the advisory fee and total expense ratios of its peer group of funds based on information provided by Lipper Inc. The Trustees also considered the advisory fees charged by MFS to institutional accounts. In comparing these fees, the Trustees considered the generally broader scope of services provided by MFS to the Trust than those provided to institutional accounts. The Trustees also considered the higher demands placed on MFS’ investment personnel and trading infrastructure as a result of the daily cash in-flows and out-flows of the Fund, and the impact on MFS and related expenses due to the more extensive regulatory regime to which the Fund is subject, compared to institutional accounts.

In considering the fees, the Trustees noted from the Lipper data that the Fund’s effective advisory fee rate was at the median and total expense ratio was approximately at the median of such fees and expenses of funds in the Lipper expense group. In addition, the Trustees noted that MFS agreed to continue to reduce its advisory fee on average daily net assets over $2.5 billion, and they accepted MFS’ offer to continue the expense limitation for the Fund. The Trustees further concluded that the existing breakpoints were sufficient to allow the Fund to benefit from economies of scale as its assets grow. The Trustees concluded that the fees were reasonable in light of the nature and quality of services provided.

The Trustees also considered information prepared by MFS relating to its costs and profits with respect to the Fund and other investment companies and accounts advised by MFS, as well as MFS’ methodologies used to determine and allocate its costs to the Fund and other accounts and products for purposes of estimating profitability.

After reviewing these and other factors described below, the Trustees concluded that the advisory fees charged to the Fund represent reasonable compensation in light of the nature and quality of the services being provided by MFS.

In addition, the Trustees considered MFS’ resources and related efforts to continue to retain, attract and motivate capable personnel to serve the Fund. The Trustees also considered the financial resources of MFS and its parent, Sun Life Financial Inc. The Trustees further considered any advantages and possible disadvantages of having an adviser which also serves other investment companies as well as institutional accounts.

The Trustees also considered the nature, quality, cost, and extent of administrative, transfer agency, and distribution services provided to the Fund by MFS and its affiliates under agreements and plans other than the investment advisory agreement, including the 12b-1 fees the Fund pays to MFS Fund Distributors, Inc., an affiliate of MFS. The Trustees also considered the nature, extent and quality of certain other services MFS performs or arranges on the Fund’s behalf, which may include securities lending programs, directed expense payment programs, class action recovery programs, and MFS’ interaction with third-party service providers, principally custodians and sub-custodians. The Trustees concluded that the various non-advisory services provided by MFS and its affiliates on behalf of the Fund were satisfactory. The Trustees also considered the benefits to MFS from the use of the Fund’s portfolio brokerage commissions to pay for research and other similar services and various other factors. Additionally, the Trustees considered so-called “fall-out benefits” to MFS such as reputational value derived from serving as investment manager to the Trust, and determined that any such benefits derived by MFS were reasonable and fair.

Based on their evaluation of factors that they deemed to be material, including those factors described above, the Board of Trustees, including a majority of the independent Trustees, concluded that the investment advisory agreement should be continued for an additional one-year period, commencing September 1, 2008.

A discussion regarding the Board’s most recent review and renewal of the fund’s Investment Advisory Agreement with MFS is available by clicking on the fund’s name under “Variable Insurance Portfolios-VIT II” in the “Products & Performance” section on the MFS Web site (mfs.com).

23

PROXY VOTING POLICIES AND INFORMATION

A general description of the MFS funds’ proxy voting policies and procedures is available without charge, upon request, by calling
1-800-225-2606, by visiting the Proxy Voting section of mfs.com or by visiting the SEC’s Web site at http://www.sec.gov.

Information regarding how the fund voted proxies relating to portfolio securities during the most recent twelve-month period ended June 30 is available without charge by visiting the Proxy Voting section of mfs.com or by visiting the SEC’s Web site at http://www.sec.gov.

QUARTERLY PORTFOLIO DISCLOSURE

The fund will file a complete schedule of portfolio holdings with the Securities and Exchange Commission (the Commission) for the first and third quarters of each fiscal year on Form N-Q. The fund’s Form N-Q may be reviewed and copied at the:

Public Reference Room

Securities and Exchange Commission

100 F Street, NE, Room 1580

Washington, D.C. 20549

Information on the operation of the Public Reference Room may be obtained by calling the Commission at 1-800-SEC-0330. The fund’s Form N-Q is available on the EDGAR database on the Commission’s Internet Web site at http://www.sec.gov, and copies of this information may be obtained, upon payment of a duplicating fee, by electronic request at the following e-mail address: publicinfo@sec.gov or by writing the Public Reference Section at the above address.

FEDERAL TAX INFORMATION (unaudited)

The following information is provided pursuant to provisions of the Internal Revenue Code.

The fund designates $32,618,000 as capital gain dividends paid during the fiscal year.

For corporate shareholders, 5.68% of the ordinary income dividends paid during the fiscal year qualify for the corporate dividends received deduction.

24

MFS® PRIVACY NOTICE

Privacy is a concern for every investor today. At MFS Investment Management® and the MFS funds, we take this concern very seriously. We want you to understand our policies about the investment products and services that we offer, and how we protect the nonpublic personal information of investors who have a direct relationship with us and our wholly owned subsidiaries.

Throughout our business relationship, you provide us with personal information. We maintain information and records about you, your investments, and the services you use. Examples of the nonpublic personal information we maintain include

•	data from investment applications and other forms
•	share balances and transactional history with us, our affiliates, or others
•	facts from a consumer reporting agency

We do not disclose any nonpublic personal information about our customers or former customers to anyone, except as permitted by law. We may share nonpublic personal information with third parties or certain of our affiliates in connection with servicing your account or processing your transactions. We may share information with companies or financial institutions that perform marketing services on our behalf or with other financial institutions with which we have joint marketing arrangements, subject to any legal requirements.

Authorization to access your nonpublic personal information is limited to appropriate personnel who provide products, services, or information to you. We maintain physical, electronic, and procedural safeguards to help protect the personal information we collect about you.

If you have any questions about the MFS privacy policy, please call 1-800-225-2606 any business day between 8 a.m. and 8 p.m. Eastern time.

Note: If you own MFS products or receive MFS services in the name of a third party such as a bank or broker-dealer, their privacy policy may apply to you instead of ours.

25

MFS INVESTMENT MANAGEMENT

MFS® Strategic Value Portfolio

MFS® Variable Insurance Trust II

Annual report

12/31/08

SVS-ANN

MFS® STRATEGIC VALUE PORTFOLIO

The report is prepared for the general information of contract owners. It is authorized for distribution to prospective investors only when preceded or accompanied by a current prospectus.

NOT FDIC INSURED • MAY LOSE VALUE • NO BANK GUARANTEE • NOT A DEPOSIT • NOT INSURED BY ANY FEDERAL GOVERNMENT AGENCY OR NCUA/NCUSIF

LETTER FROM THE CEO

Dear Contract Owners:

The market downturns and economic setbacks of late probably rank among the worst financial declines most of us have experienced. Inevitably, people may be questioning their commitment to investing. Still, it is important to remember that downturns are an inescapable part of the business cycle. Such troughs have been seen before, and if we can use history as a guide, market recoveries typically have followed.

Recent events have clearly shown us the value of certain types of investments. In this environment, two of the hallmarks of mutual funds — transparency and liquidity — have become critically important. Unlike some other types of investments, the operations of mutual funds are relatively transparent to their shareholders. With their daily redemption feature, mutual funds also generally provide easy, convenient access to one’s money. Through these recent market upheavals, this level of liquidity enhanced the ability of mutual fund investors to respond and modify their investments as they and their advisors saw fit — a flexibility that those in less liquid investments simply did not have at their disposal.

At MFS® we take particular pride in how well mutual funds can serve investors because we invented the mutual fund in the United States. Established in 1924, Massachusetts Investors Trust was the nation’s first fund. Recent market events only reinforce what we have learned through 85 years — that mutual funds provide unique features that are important to investors in any type of market climate.

Respectfully,

Robert J. Manning

Chief Executive Officer and Chief Investment Officer

MFS Investment Management®

February 17, 2009

The opinions expressed in this letter are subject to change, may not be relied upon for investment advice, and no forecasts can be guaranteed.

Before investing, consider the fund’s investment objectives, risks, charges, and expenses. For a prospectus containing this and other information, contact your investment professional or view online. Read it carefully.

MFS Fund Distributors, Inc., 500 Boylston Street, Boston, MA 02116

1

PORTFOLIO COMPOSITION

Portfolio structure

Top ten holdings
Lockheed Martin Corp.	3.8%
Philip Morris International, Inc.	3.2%
MetLife, Inc.	3.1%
TOTAL S.A., ADR	2.8%
Chevron Corp.	2.7%
Oracle Corp.	2.3%
Nestle S.A.	2.2%
3M Co.	2.1%
NRG Energy, Inc.	2.1%
Roche Holding AG	2.1%

Equity sectors
Financial Services	20.0%
Utilities & Communications	14.9%
Energy	13.1%
Health Care	12.9%
Consumer Staples	8.6%
Industrial Goods & Services	8.6%
Technology	5.5%
Leisure	4.6%
Basic Materials	3.4%
Retailing	2.5%
Special Products & Services	2.4%
Autos & Housing	2.1%

Percentages are based on net assets as of 12/31/08.

The portfolio is actively managed and current holdings may be different.

2

MANAGEMENT REVIEW

Summary of Results

For the twelve months ended December 31, 2008, Initial Class shares of the MFS Strategic Value Portfolio (the “fund”) provided a total return of –42.69%, while Service Class shares of the fund provided a total return of –42.79%. This compares with a return of
–36.25% for the fund’s benchmark, the Russell 3000 Value Index.

Market Environment

The U.S. economy and financial markets experienced significant deterioration and extraordinary volatility over the reporting period. U.S. economic growth slowed significantly, despite the short-term bounce from the second quarter fiscal stimulus. Strong domestic headwinds included accelerated deterioration in the housing market, anemic corporate investment, a rapidly declining job market, and a much tighter credit environment. During the period, a seemingly continuous series of tumultuous financial events hammered markets, including: the distressed sale of failing Bear Stearns to JPMorgan, the conservatorship of Government Sponsored Enterprises (GSEs) Fannie Mae and Freddie Mac, the bankruptcy of investment bank Lehman Brothers, the Federal Reserve Bank’s complex intervention of insurance company American International Group (AIG), the nationalization of several large European banks, the failure of Washington Mutual, and the distressed sale of Wachovia. As a result of this barrage of turbulent news, global equity markets pushed significantly lower and credit markets witnessed the worst dislocation since the beginning of the credit crisis. Though conditions improved towards the end of the period, the state of financial and macroeconomic dislocation remained severe.

While reasonably resilient during the first half of the period, the global economy and financial system increasingly experienced considerable negative spillovers from the U.S. slowdown. Not only did Europe and Japan show obvious signs of economic softening, the more powerful engine of global growth – emerging markets – also displayed weakening dynamics.

During the reporting period, the U.S. Federal Reserve Board cut interest rates aggressively and introduced a multitude of new lending facilities to alleviate ever-tightening credit markets, while the U.S. federal government moved quickly to design and implement a meaningful fiscal stimulus package. Although several other global central banks also cut rates, the dilemma of rising energy and food prices heightened concerns among central bankers that inflationary expectations might become unhinged despite weaker growth. Only later in the reporting period did slowing global growth result in a very precipitous decline in commodity prices, which significantly eased inflation and inflationary expectations. As inflationary concerns diminished in the face of global deleveraging, and equity and credit markets deteriorated more sharply, a coordinated rate cut marked the beginning of much more aggressive easing by the major global central banks.

Detractors from Performance

During the reporting period, stock selection was the principal factor detracting from the fund’s performance relative to the Russell 3000 Value Index. Particularly hard hit were the energy, leisure, health care, and technology sectors.

In the energy sector, the fund’s positioning in integrated oil and gas company Exxon Mobil (g) hurt relative performance. Although shares of Exxon outperformed the benchmark, the fund’s underweighting of the stock detracted. Timing was also an issue as we missed a run up in the stock price in the latter part of the reporting period. In addition, the fund’s position in offshore oil and gas exploration company Helix Energy Solutions Group(g) weighed on relative results, as shares of Helix declined on concerns of lower production due to the Gulf Coast storms. In the leisure sector, positioning in hospitalities company Wyndham Worldwide (g), which underperformed the benchmark, also hurt.

In the health care sector, the fund’s positioning in eye care medical products maker Advanced Medical Optics (g), which we held as the stock’s price declined, was among the fund’s top detractors. Holdings of electronics services provider Flextronics (aa)(g) (Singapore), in the technology sector, also hindered relative performance as this security underperformed the benchmark over the reporting period. We feel that shares of Flextronics fell as the market became concerned about weak industry demand and how potential funding constraints could impair the company.

The retailing sector was another area of relative weakness, although no individual stocks within the sector were among the fund’s top detractors.

Elsewhere in the fund, positioning in insurance companies Genworth Financial (g) and Hartford Financial Services (g), distributor of electrical construction products Wesco (g), and manufacturer and distributor of consumer products Jarden (g) detracted from relative returns as these securities underperformed the benchmark. Our ownership of Bear Stearns, which was eventually acquired by JPMorgan Chase, also had a negative impact on performance.

Contributors to Performance

An underweighted position in the poor-performing financial services sector boosted relative performance. The fund’s holdings of investment banking firm Goldman Sachs, financial services firm UnionBanCal (g), and insurance companies MetLife, St. Paul Travelers (g), and American International Group (AIG) (g) were key factors in this result over the reporting period. Not holding poor-performing financial services firm Citigroup also helped.

3

Management Review – continued

Top relative contributors in other sectors included homebuilder D.R. Horton (g) and biotechnology firm Amgen. Approval from the Food and Drug Administration for the company’s drug Nplate boosted shares of Amgen. Nplate treats a disease which causes the body to attack its own platelets. Not holding poor-performing diversified industrial conglomerate General Electric also helped.

The fund’s cash position was also a contributor to relative performance. The fund holds cash to buy new holdings and to provide liquidity. In a period when equity markets declined, as measured by the fund’s benchmark, holding cash helped performance versus the benchmark, which has no cash position.

Respectfully,

Brooks Taylor

Portfolio Manager

Note to Shareholders: Effective November 20, 2008, Brooks Taylor became portfolio manager of the fund. Previously, the fund was managed by Gregory Locraft.

(aa)	Security is not a benchmark constituent.

(g)	Security was not held in the portfolio at period end.

The views expressed in this report are those of the portfolio manager only through the end of the period of the report as stated on the cover and do not necessarily reflect the views of MFS or any other person in the MFS organization. These views are subject to change at any time based on market or other conditions, and MFS disclaims any responsibility to update such views. These views may not be relied upon as investment advice or an indication of trading intent on behalf of any MFS portfolio. References to specific securities are not recommendations of such securities, and may not be representative of any MFS portfolio’s current or future investments.

4

PERFORMANCE SUMMARY THROUGH 12/31/08

The following chart illustrates the historical performance of the fund in comparison to its benchmark(s). Benchmark comparisons are unmanaged; do not reflect any fees or expenses; and cannot be invested in directly. The performance of other share classes will be greater than or less than that of the class depicted below. (See Notes to Performance Summary.)

Performance data shown represents past performance and is no guarantee of future results. Investment return and principal value fluctuate so your units, when sold, may be worth more or less than the original cost; current performance may be lower or higher than quoted. The performance shown does not reflect the deduction of taxes, if any, that a contract holder would pay on fund distributions or the redemption of contract units. The returns for the fund shown also do not reflect the deduction of expenses associated with variable products, such as mortality and expense risk charges, separate account charges, and sales charges imposed by the insurance company separate accounts. Such expenses would reduce the overall returns shown.

Growth of a hypothetical $10,000 investment (t)

Total rates of return through 12/31/08

Average Annual Total Returns

Share class	Class inception date	1-yr	5-yr	Life (t)
Initial Class	5/01/02	(42.69)%	(5.56)%	(4.10)%
Service Class	5/01/02	(42.79)%	(5.79)%	(4.32)%

Comparative Benchmark

Russell 3000 Value Index (f)	(36.25)%	(0.72)%	0.84%

(f)	Source: FactSet Research Systems Inc.

(t)	For the period from the commencement of the fund’s investment operations May 1, 2002 through the stated period end.

Benchmark Definition

Russell 3000 Value Index – constructed to provide a comprehensive barometer for the value securities in the small to large-cap segment of the U.S. equity universe. Companies in this index generally have lower price-to-book ratios and lower forecasted growth values.

It is not possible to invest directly in an index.

Notes to Performance Summary

Performance results reflect any applicable expense subsidies and waivers in effect during the periods shown. Without such subsidies and waivers the fund’s performance results would be less favorable. Please see the prospectus for complete details. All results are historical and assume the reinvestment of any dividends and capital gains distributions.

From time to time the fund may receive proceeds from litigation settlements, without which performance would be lower.

5

EXPENSE TABLE

Fund Expenses Borne by the Contract Holders During the Period,

July 1, 2008 through December 31, 2008

As a contract holder of the fund, you incur ongoing costs, including management fees; distribution (12b-1) fees; and other fund expenses. This example is intended to help you understand your ongoing costs (in dollars) of investing in the fund and to compare these costs with the ongoing costs of investing in other mutual funds.

The example is based on an investment of $1,000 invested at the beginning of the period and held for the entire period July 1, 2008 through December 31, 2008.

Actual Expenses

The first line for each share class in the following table provides information about actual account values and actual expenses. You may use the information in this line, together with the amount you invested, to estimate the expenses that you paid over the period. Simply divide your account value by $1,000 (for example, an $8,600 account value divided by $1,000 = 8.6), then multiply the result by the number in the first line under the heading entitled “Expenses Paid During Period” to estimate the expenses you paid on your account during this period.

Hypothetical Example for Comparison Purposes

The second line for each share class in the following table provides information about hypothetical account values and hypothetical expenses based on the fund’s actual expense ratio and an assumed rate of return of 5% per year before expenses, which is not the fund’s actual return. The hypothetical account values and expenses may not be used to estimate the actual ending account balance or expenses you paid for the period. You may use this information to compare the ongoing costs of investing in the fund and other funds. To do so, compare this 5% hypothetical example with the 5% hypothetical examples that appear in the shareholder reports of the other funds.

Please note that the expenses shown in the table are meant to highlight the fund’s ongoing costs only and do not take into account the fees and expenses imposed under the variable contracts through which your investment in the fund is made. Therefore, the second line for each share class in the table is useful in comparing ongoing costs associated with an investment in vehicles (such as the fund) which fund benefits under variable annuity and variable life insurance contracts and to qualified pension and retirement plans only, and will not help you determine the relative total costs of investing in the fund through variable annuity and variable life insurance contracts. If the fees and expenses imposed under the variable contracts were included, your costs would have been higher.

Share Class		Annualized Expense Ratio	Beginning Account Value 7/01/08	Ending Account Value 12/31/08	Expenses Paid During Period (p) 7/01/08-12/31/08
Initial Class	Actual	1.01%	$1,000.00	$656.85	$4.21
	Hypothetical (h)	1.01%	$1,000.00	$1,020.06	$5.13
Service Class	Actual	1.25%	$1,000.00	$655.84	$5.20
	Hypothetical (h)	1.25%	$1,000.00	$1,018.85	$6.34

(h)	5% class return per year before expenses.

(p)	Expenses paid is equal to each class’ annualized expense ratio, as shown above, multiplied by the average account value over the period, multiplied by the number of days in the period, divided by the number of days in the year.

6

PORTFOLIO OF INVESTMENTS – 12/31/08

The Portfolio of Investments is a complete list of all securities owned by your fund. It is categorized by broad-based asset classes.

Issuer	Shares/Par	Value ($)

COMMON STOCKS – 98.6%
Aerospace – 4.4%
Lockheed Martin Corp.	1,190	$100,055
Northrop Grumman Corp.	320	14,413

		$114,468

Alcoholic Beverages – 0.4%
Molson Coors Brewing Co.	210	$10,273

Automotive – 0.8%
Johnson Controls, Inc.	1,120	$20,339

Biotechnology – 1.2%
Amgen, Inc. (a)	560	$32,340

Broadcasting – 2.7%
Omnicom Group, Inc.	1,270	$34,188
Walt Disney Co.	1,570	35,623

		$69,811

Brokerage & Asset Managers – 0.9%
Deutsche Boerse AG	330	$24,035

Business Services – 2.4%
Accenture Ltd.	820	$26,888
MasterCard, Inc., “A”	100	14,293
Visa, Inc.	410	21,505

		$62,686

Chemicals – 3.4%
3M Co.	970	$55,814
PPG Industries, Inc.	740	31,398

		$87,212

Computer Software – 2.6%
Oracle Corp. (a)	3,410	$60,459
VeriSign, Inc. (a)	410	7,823

		$68,282

Computer Software – Systems – 1.7%
International Business Machines Corp.	520	$43,763

Construction – 1.3%
Pulte Homes, Inc.	3,100	$33,883

Electrical Equipment – 2.4%
Danaher Corp.	410	$23,210
W.W. Grainger, Inc.	510	40,208

		$63,418

Electronics – 1.2%
Agilent Technologies, Inc. (a)	310	$4,845
Intel Corp.	1,840	26,974

		$31,819

Energy – Independent – 2.5%
Apache Corp.	430	$32,048
Devon Energy Corp.	510	33,512

		$65,560

Issuer	Shares/Par	Value ($)

COMMON STOCKS – continued
Energy – Integrated – 8.4%
Chevron Corp.	950	$70,272
Hess Corp.	530	28,429
Marathon Oil Corp.	1,780	48,701
TOTAL S.A., ADR	1,310	72,443

		$219,845

Food & Beverages – 3.7%
Hain Celestial Group, Inc. (a)	410	$7,827
J.M. Smucker Co.	310	13,442
Nestle S.A.	1,477	58,212
PepsiCo, Inc.	310	16,979

		$96,460

Gaming & Lodging – 0.8%
Royal Caribbean Cruises Ltd.	1,460	$20,075

General Merchandise – 1.5%
Macy’s, Inc.	3,890	$40,262

Insurance – 10.6%
ACE Ltd.	310	$16,405
Allied World Assurance Co. Holdings Ltd.	310	12,586
Allstate Corp.	1,270	41,605
Aspen Insurance Holdings Ltd.	1,890	45,832
MetLife, Inc.	2,350	81,921
PartnerRe Ltd.	390	27,795
Travelers Cos., Inc.	1,100	49,720

		$275,864

Leisure & Toys – 1.1%
Hasbro, Inc.	1,020	$29,753

Machinery & Tools – 1.8%
Kennametal, Inc.	2,070	$45,933

Major Banks – 7.5%
Bank of America Corp.	2,736	$38,523
Bank of New York Mellon Corp.	1,370	38,812
Goldman Sachs Group, Inc.	410	34,600
JPMorgan Chase & Co.	1,410	44,457
State Street Corp.	980	38,543

		$194,935

Medical & Health Technology & Services – 2.2%
DaVita, Inc. (a)	470	$23,298
IMS Health, Inc.	1,540	23,346
Patterson Cos., Inc. (a)	510	9,563

		$56,207

Medical Equipment – 3.3%
Covidien Ltd.	510	$18,482
Medtronic, Inc.	310	9,740
Waters Corp. (a)	930	34,085
Zimmer Holdings, Inc. (a)	610	24,656

		$86,963

7

Portfolio of Investments – continued

Issuer	Shares/Par	Value ($)

COMMON STOCKS – continued
Natural Gas – Pipeline – 1.0%
Williams Cos., Inc.	1,760	$25,485

Oil Services – 2.2%
Exterran Holdings, Inc. (a)	850	$18,105
Halliburton Co.	450	8,181
Noble Corp.	1,390	30,705

		$56,991

Other Banks & Diversified Financials – 0.3%
New York Community Bancorp, Inc.	610	$7,296

Pharmaceuticals – 6.2%
Allergan, Inc.	210	$8,467
Merck & Co., Inc.	1,230	37,392
Merck KGaA	100	9,092
Roche Holding AG	360	55,416
Wyeth	1,380	51,764

		$162,131

Real Estate – 0.7%
Equity Residential, REIT	620	$18,488

Specialty Stores – 1.0%
Nordstrom, Inc.	680	$9,051
Staples, Inc.	930	16,666

		$25,717

Telecommunications – Wireless – 1.0%
America Movil S.A.B. de C.V., “L”, ADR	420	$13,016
Rogers Communications, Inc., “B”	410	12,333

		$25,349

Telephone Services – 4.0%
AT&T, Inc.	1,890	$53,865
Embarq Corp.	1,020	36,679
Verizon Communications, Inc.	415	14,068

		$104,612

Issuer	Shares/Par	Value ($)

COMMON STOCKS – continued
Tobacco – 4.5%
Lorillard, Inc.	630	$35,501
Philip Morris International, Inc.	1,890	82,234

		$117,735

Utilities – Electric Power – 8.9%
Allegheny Energy, Inc.	610	$20,655
American Electric Power Co., Inc.	1,260	41,933
CMS Energy Corp.	3,270	33,060
DPL, Inc.	1,220	27,865
NRG Energy, Inc. (a)	2,390	55,759
PG&E Corp.	850	32,904
Public Service Enterprise Group, Inc.	720	21,002

		$233,178

Total Common Stocks (Identified Cost, $3,099,486)		$2,571,168

REPURCHASE AGREEMENTS – 3.4%
Goldman Sachs, 0.01%, dated 12/31/08, due 1/02/09, total to be received $87,000.05 (secured by U.S. Treasury and Federal Agency obligations and Mortgage Backed securities in a jointly traded account), at Cost	$87,000	$87,000

Total Investments (Identified Cost, $3,186,486)		$2,658,168

OTHER ASSETS, LESS LIABILITIES – (2.0)%		(51,135)

Net Assets – 100.0%		$2,607,033

(a)	Non-income producing security.

The following abbreviations are used in this report and are defined:

ADR	American Depository Receipt

REIT	Real Estate Investment Trust

See Notes to Financial Statements

8

FINANCIAL STATEMENTS  |  STATEMENT OF ASSETS AND LIABILITIES

This statement represents your fund’s balance sheet, which details the assets and liabilities comprising the total value of the fund.

At 12/31/08
Assets
Investments, at value (identified cost, $3,186,486)	$2,658,168
Cash	465
Interest and dividends receivable	5,097
Receivable from investment adviser	9,067
Other assets	453
Total assets		$2,673,250
Liabilities
Payable for fund shares reacquired	$13,215
Payable to affiliates
Management fee	104
Distribution fees	37
Administrative services fee	55
Payable for trustees’ compensation	11
Accrued expenses and other liabilities	52,795
Total liabilities		$66,217
Net assets		$2,607,033
Net assets consist of
Paid-in capital	$5,251,039
Unrealized appreciation (depreciation) on investments and translation of assets and liabilities in foreign currencies	(528,337)
Accumulated net realized gain (loss) on investments and foreign currency transactions	(2,149,970)
Undistributed net investment income	34,301
Net assets		$2,607,033
Shares of beneficial interest outstanding		586,730
Initial Class shares
Net assets	$5,686
Shares outstanding	1,274
Net asset value per share		$4.46
Service Class shares
Net assets	$2,601,347
Shares outstanding	585,456
Net asset value per share		$4.44

See Notes to Financial Statements

9

FINANCIAL STATEMENTS  |  STATEMENT OF OPERATIONS

This statement describes how much your fund earned in investment income and accrued in expenses. It also describes any gains and/or losses generated by fund operations.

Year ended 12/31/08
Net investment income
Income
Dividends	$92,139
Interest	2,615
Foreign taxes withheld	(1,360)
Total investment income		$93,394
Expenses
Management fee	$34,017
Distribution fees	11,320
Administrative services fee	10,000
Trustees’ compensation	760
Custodian fee	16,963
Shareholder communications	8,524
Auditing fees	44,964
Legal fees	7,128
Miscellaneous	7,419
Total expenses		$141,095
Fees paid indirectly	(15)
Reduction of expenses by investment adviser	(84,784)
Net expenses		$56,296
Net investment income		$37,098
Realized and unrealized gain (loss) on investments and foreign currency transactions
Realized gain (loss) (identified cost basis)
Investment transactions	$(2,056,978)
Foreign currency transactions	(297)
Net realized gain (loss) on investments and foreign currency transactions		$(2,057,275)
Change in unrealized appreciation (depreciation)
Investments	$(378,203)
Translation of assets and liabilities in foreign currencies	(38)
Net unrealized gain (loss) on investments and foreign currency translation		$(378,241)
Net realized and unrealized gain (loss) on investments and foreign currency		$(2,435,516)
Change in net assets from operations		$(2,398,418)

See Notes to Financial Statements

10

FINANCIAL STATEMENTS  |  STATEMENTS OF CHANGES IN NET ASSETS

These statements describe the increases and/or decreases in net assets resulting from operations, any distributions, and any shareholder transactions.

For years ended 12/31	2008	2007
Change in net assets
From operations
Net investment income	$37,098	$45,827
Net realized gain (loss) on investments and foreign currency transactions	(2,057,275)	969,167
Net unrealized gain (loss) on investments and foreign currency translation	(378,241)	(1,133,864)
Change in net assets from operations	$(2,398,418)	$(118,870)
Distributions declared to shareholders
From net investment income
Initial Class	$(118)	$(188)
Service Class	(45,181)	(130,127)
From net realized gain on investments
Initial Class	(1,643)	(737)
Service Class	(930,647)	(601,917)
Total distributions declared to shareholders	$(977,589)	$(732,969)
Change in net assets from fund share transactions	$(1,335,858)	$(929,353)
Total change in net assets	$(4,711,865)	$(1,781,192)
Net assets
At beginning of period	7,318,898	9,100,090
At end of period (including undistributed net investment income of $34,301 and $44,796, respectively)	$2,607,033	$7,318,898

See Notes to Financial Statements

11

FINANCIAL STATEMENTS  |  FINANCIAL HIGHLIGHTS

The financial highlights table is intended to help you understand the fund’s financial performance for the past 5 years. Certain information reflects financial results for a single fund share. The total returns in the table represent the rate by which an investor would have earned (or lost) on an investment in the fund share class (assuming reinvestment of all distributions) held for the entire period.

Initial Class	Years ended 12/31
	2008	2007	2006	2005	2004
Net asset value, beginning of period	$9.55	$10.66	$10.23	$11.57	$10.05
Income (loss) from investment operations
Net investment income (d)	$0.08	$0.08	$0.17	$0.08	$0.11
Net realized and unrealized gain (loss) on investments and foreign currency	(3.48)	(0.22)	1.19	(0.18)	1.63
Total from investment operations	$(3.40)	$(0.14)	$1.36	$(0.10)	$1.74
Less distributions declared to shareholders
From net investment income	$(0.11)	$(0.20)	$(0.08)	$(0.11)	$(0.04)
From net realized gain on investments	(1.58)	(0.77)	(0.85)	(1.13)	(0.18)
Total distributions declared to shareholders	$(1.69)	$(0.97)	$(0.93)	$(1.24)	$(0.22)
Net asset value, end of period	$4.46	$9.55	$10.66	$10.23	$11.57
Total return (%) (k)(r)(s)	(42.69)	(2.33)	14.16	(0.39)	18.05
Ratios (%) (to average net assets) and Supplemental data:
Expenses before expense reductions (f)	2.93	1.65	1.71	1.44	1.29
Expenses after expense reductions (f)	0.99	0.98	0.99	1.00	0.99
Net investment income	1.12	0.78	1.69	0.74	1.05
Portfolio turnover	108	102	56	60	70
Net assets at end of period (000 Omitted)	$6	$10	$10	$9	$9

See Notes to Financial Statements

12

Financial Highlights – continued

Service Class	Years ended 12/31
	2008	2007	2006	2005	2004
Net asset value, beginning of period	$9.49	$10.60	$10.17	$11.52	$10.02
Income (loss) from investment operations
Net investment income (d)	$0.06	$0.06	$0.14	$0.05	$0.09
Net realized and unrealized gain (loss) on investments and foreign currency	(3.45)	(0.23)	1.20	(0.19)	1.61
Total from investment operations	$(3.39)	$(0.17)	$1.34	$(0.14)	$1.70
Less distributions declared to shareholders
From net investment income	$(0.08)	$(0.17)	$(0.06)	$(0.08)	$(0.02)
From net realized gain on investments	(1.58)	(0.77)	(0.85)	(1.13)	(0.18)
Total distributions declared to shareholders	$(1.66)	$(0.94)	$(0.91)	$(1.21)	$(0.20)
Net asset value, end of period	$4.44	$9.49	$10.60	$10.17	$11.52
Total return (%) (k)(r)(s)	(42.79)	(2.62)	13.92	(0.72)	17.77
Ratios (%) (to average net assets) and Supplemental data:
Expenses before expense reductions (f)	3.11	1.91	1.94	1.69	1.55
Expenses after expense reductions (f)	1.24	1.23	1.24	1.25	1.25
Net investment income	0.82	0.53	1.37	0.48	0.82
Portfolio turnover	108	102	56	60	70
Net assets at end of period (000 Omitted)	$2,601	$7,309	$9,090	$10,651	$11,597

(d)	Per share data is based on average shares outstanding.

(f)	Ratios do not reflect reductions from fees paid indirectly, if applicable.

(k)	The total return does not reflect expenses that apply to separate accounts. Inclusion of these charges would reduce the total return figures for all periods shown.

(r)	Certain expenses have been reduced without which performance would have been lower.

(s)	From time to time the fund may receive proceeds from litigation settlements, without which performance would be lower.

See Notes to Financial Statements

13

NOTES TO FINANCIAL STATEMENTS

(1)	Business and Organization

MFS Strategic Value Portfolio (the fund) is a series of MFS Variable Insurance Trust II (the trust). The trust is organized as a Massachusetts business trust and is registered under the Investment Company Act of 1940, as amended, as an open-end management investment company. The shares of the fund are sold to variable accounts established by insurance companies to fund benefits under variable contracts issued by such companies, and qualified retirement and pension plans.

(2)	Significant Accounting Policies

General – The preparation of financial statements in conformity with U.S. generally accepted accounting principles requires management to make estimates and assumptions that affect the reported amounts of assets and liabilities, and disclosure of contingent assets and liabilities at the date of the financial statements and the reported amounts of revenues and expenses during the reporting period. Actual results could differ from those estimates. The fund can invest in foreign securities, including securities of emerging market issuers. Investments in foreign securities are vulnerable to the effects of changes in the relative values of the local currency and the U.S. dollar and to the effects of changes in each country’s legal, political, and economic environment. The markets of emerging markets countries are generally more volatile than the markets of developed countries with more mature economies. All of the risks of investing in foreign securities previously described are heightened when investing in emerging markets countries.

In March 2008, FASB Statement No. 161, Disclosures about Derivative Instruments and Hedging Activities (the “Standard”) was issued, and is effective for financial statements issued for fiscal years and interim periods beginning after November 15, 2008. This Standard provides enhanced disclosures about the fund’s use of and accounting for derivative instruments and the effect of derivative instruments on the fund’s results of operations and financial position. Management is evaluating the application of the Standard to the fund, and has not at this time determined the impact, if any, resulting from the adoption of this Standard on the fund’s financial statements.

FASB Staff Position (FSP) 133-1 was implemented during the period. FSP 133-1 amends FAS 133 to require sellers of credit derivatives to make disclosures that will enable financial statement users to assess the potential effects of those credit derivatives on an entity’s financial position, financial performance and cash flows. There was no impact from implementing FSP 133-1 as the fund did not hold any of these credit derivatives at period end.

Investment Valuations – Equity securities, including restricted equity securities, are generally valued at the last sale or official closing price as reported by a third party pricing service on the market or exchange on which they are primarily traded. For securities for which there were no sales reported that day, equity securities are generally valued at the last quoted daily bid quotation as reported by a third party pricing service on the market or exchange on which they are primarily traded. For securities held short for which there were no sales reported for the day, the position is generally valued at the last quoted daily ask quotation as reported by a third party pricing service on the market or exchange on which such securities are primarily traded. Short-term instruments with a maturity at issuance of 60 days or less may be valued at amortized cost, which approximates market value. Securities and other assets generally valued on the basis of information from a third party pricing service may also be valued at a broker-dealer bid quotation. Values obtained from pricing services can utilize both dealer-supplied valuations and electronic data processing techniques, which take into account factors such as institutional-size trading in similar groups of securities, yield, quality, coupon rate, maturity, type of issue, trading characteristics, and other market data. The values of foreign securities and other assets and liabilities expressed in foreign currencies are converted to U.S. dollars using the mean of bid and asked prices for rates reported by a third party pricing service.

The Board of Trustees has delegated primary responsibility for determining or causing to be determined the value of the fund’s investments (including any fair valuation) to the adviser pursuant to valuation policies and procedures approved by the Board. If the adviser determines that reliable market quotations are not readily available, investments are valued at fair value as determined in good faith by the adviser in accordance with such procedures under the oversight of the Board of Trustees. Under the fund’s valuation policies and procedures, market quotations are not considered to be readily available for most types of debt instruments and floating rate loans and many types of derivatives. These investments are generally valued at fair value based on information from third party pricing services. In addition, investments may be valued at fair value if the adviser determines that an investment’s value has been materially affected by events occurring after the close of the exchange or market on which the investment is principally traded (such as foreign exchange or market) and prior to the determination of the fund’s net asset value, or after the halting of trading of a specific security where trading does not resume prior to the close of the exchange or market on which the security is principally traded. Events that occur on a frequent basis after foreign markets close (such as developments in foreign markets and significant movements in the U.S. markets) and prior to the determination of the fund’s net asset value may be deemed to have a material affect on the value of securities traded in foreign markets. Accordingly, the fund’s foreign equity securities may often be valued at fair value. The adviser may rely on third party pricing services or other information (such as the correlation with price movements of similar securities in the same or other

14

Notes to Financial Statements – continued

markets; the type, cost and investment characteristics of the security; the business and financial condition of the issuer; and trading and other market data) to assist in determining whether to fair value and at what value to fair value an investment. The value of an investment for purposes of calculating the fund’s net asset value can differ depending on the source and method used to determine value. When fair valuation is used, the value of investments used to determine the fund’s net asset value may differ from quoted or published prices for the same investments.

The fund adopted FASB Statement No. 157, Fair Value Measurements (the “Statement”). This Statement provides a single definition of fair value, a hierarchy for measuring fair value and expanded disclosures about fair value measurements.

Various inputs are used in determining the value of the fund’s assets or liabilities carried at market value. These inputs are categorized into three broad levels. Level 1 includes quoted prices in active markets for identical assets or liabilities. Level 2 includes other significant observable market-based inputs (including quoted prices for similar securities, interest rates, prepayment speed, and credit risk). Level 3 includes unobservable inputs, which may include the adviser’s own assumptions in determining the fair value of investments. Other financial instruments are derivative instruments not reflected in total investments, such as futures, forwards, swap contracts, and written options. The following is a summary of the levels used as of December 31, 2008 in valuing the fund’s assets or liabilities carried at market value:

	Level 1	Level 2	Level 3	Total
Investments in Securities	$2,424,413	$233,755	$—	$2,658,168
Other Financial Instruments	$—	$—	$—	$—

Repurchase Agreements – The fund may enter into repurchase agreements with approved counterparties. Each repurchase agreement is recorded at cost. The fund requires that the securities collateral in a repurchase transaction be transferred to a custodian. The fund monitors, on a daily basis, the value of the collateral to ensure that its value, including accrued interest, is greater than amounts owed to the fund under each such repurchase agreement. The fund and other funds managed by Massachusetts Financial Services Company (MFS), may utilize a joint trading account for the purpose of entering into one or more repurchase agreements.

Foreign Currency Translation – Purchases and sales of foreign investments, income, and expenses are converted into U.S. dollars based upon currency exchange rates prevailing on the respective dates of such transactions or on the reporting date for foreign denominated receivables and payables. Gains and losses attributable to foreign currency exchange rates on sales of securities are recorded for financial statement purposes as net realized gains and losses on investments. Gains and losses attributable to foreign exchange rate movements on receivables, payables, income and expenses are recorded for financial statement purposes as foreign currency transaction gains and losses. That portion of both realized and unrealized gains and losses on investments that results from fluctuations in foreign currency exchange rates is not separately disclosed.

Indemnifications – Under the fund’s organizational documents, its officers and trustees may be indemnified against certain liabilities and expenses arising out of the performance of their duties to the fund. Additionally, in the normal course of business, the fund enters into agreements with service providers that may contain indemnification clauses. The fund’s maximum exposure under these agreements is unknown as this would involve future claims that may be made against the fund that have not yet occurred.

Investment Transactions and Income – Investment transactions are recorded on the trade date. Interest income is recorded on the accrual basis. All premium and discount is amortized or accreted for financial statement purposes in accordance with U.S. generally accepted accounting principles. Dividends received in cash are recorded on the ex-dividend date. Certain dividends from foreign securities will be recorded when the fund is informed of the dividend if such information is obtained subsequent to the ex-dividend date. Dividend and interest payments received in additional securities are recorded on the ex-dividend or ex-interest date in an amount equal to the value of the security on such date.

The fund may receive proceeds from litigation settlements. Any proceeds received from litigation involving portfolio holdings are reflected in the Statement of Operations in realized gain/loss if the security has been disposed of by the fund or in unrealized gain/loss if the security is still held by the fund. Any other proceeds from litigation not related to portfolio holdings are reflected as other income in the Statement of Operations.

Fees Paid Indirectly – The fund’s custody fee may be reduced according to an arrangement that measures the value of cash deposited with the custodian by the fund. This amount, for the year ended December 31, 2008, is shown as a reduction of total expenses on the Statement of Operations.

Tax Matters and Distributions – The fund intends to qualify as a regulated investment company, as defined under Subchapter M of the Internal Revenue Code, and to distribute all of its taxable income, including realized capital gains. As a result, no provision for federal income tax is required. Each of the fund’s federal tax returns for the prior three fiscal years remains subject to examination by the Internal Revenue Service. Foreign taxes, if any, have been accrued by the fund in the accompanying financial statements.

15

Notes to Financial Statements – continued

Distributions to shareholders are recorded on the ex-dividend date. Income and capital gain distributions are determined in accordance with income tax regulations, which may differ from U.S. generally accepted accounting principles. Certain capital accounts in the financial statements are periodically adjusted for permanent differences in order to reflect their tax character. These adjustments have no impact on net assets or net asset value per share. Temporary differences which arise from recognizing certain items of income, expense, gain or loss in different periods for financial statement and tax purposes will reverse at some time in the future. Distributions in excess of net investment income or net realized gains are temporary overdistributions for financial statement purposes resulting from differences in the recognition or classification of income or distributions for financial statement and tax purposes.

Book/tax differences primarily relate to wash sale loss deferrals.

The tax character of distributions declared to shareholders for the last two fiscal years is as follows:

	12/31/08	12/31/07
Ordinary income (including any short-term capital gains)	$153,908	$231,994
Long-term capital gain	823,681	500,975
Total distributions	$977,589	$732,969

The federal tax cost and the tax basis components of distributable earnings were as follows:

As of 12/31/08
Cost of investments	$3,326,978
Gross appreciation	112,951
Gross depreciation	(781,761)
Net unrealized appreciation (depreciation)	$(668,810)
Undistributed ordinary income	34,301
Capital loss carryforwards	(2,009,478)
Other temporary differences	(19)

As of December 31, 2008, the fund had capital loss carryforwards available to offset future realized gains. Such losses expire as follows:

12/31/16	$(2,009,478)

Multiple Classes of Shares of Beneficial Interest – The fund offers multiple classes of shares, which differ in their respective distribution fees. The fund’s income, realized and unrealized gain (loss), and common expenses are allocated to shareholders based on the daily net assets of each class. Dividends are declared separately for each class. Differences in per share dividend rates are generally due to differences in separate class expenses.

(3)	Transactions with Affiliates

Investment Adviser – The fund has an investment advisory agreement with MFS to provide overall investment management and related administrative services and facilities to the fund.

The management fee is computed daily and paid monthly at the following annual rates:

First $1 billion of average daily net assets	0.75%
Average daily net assets in excess of $1 billion	0.65%

The management fee incurred for the year ended December 31, 2008 was equivalent to an annual effective rate of 0.75% of the fund’s average daily net assets.

The investment adviser has agreed in writing to pay a portion of the fund’s total annual operating expenses, exclusive of interest, taxes, extraordinary expenses, brokerage and transaction costs and investment-related expenses, such that the total annual operating expenses of the fund do not exceed 0.98% for the Initial Class shares and 1.23% for the Service Class shares, based on the average daily net assets of each share class. This written agreement will continue until April 30, 2010. For the year ended December 31, 2008, this reduction amounted to $84,784 and is reflected as a reduction of total expenses in the Statement of Operations.

Distributor – MFS Fund Distributors, Inc. (MFD), a wholly-owned subsidiary of MFS, is the distributor of shares of the fund. The Trustees have adopted a distribution plan for the Service Class shares pursuant to Rule 12b-1 under the Investment Company Act of 1940.

The fund’s distribution plan provides that the fund will pay MFD distribution fees equal to 0.25% per annum of its average daily net assets attributable to Service Class shares as partial consideration for services performed and expenses incurred by MFD and financial intermediaries in connection with the sale and distribution of the fund’s Service Class shares and the sale and distribution of the variable annuity or variable life insurance contracts investing indirectly in Service Class shares. MFD may subsequently pay all, or a portion, of the distribution fees to financial intermediaries.

16

Notes to Financial Statements – continued

Shareholder Servicing Agent – MFS Service Center, Inc. (MFSC), a wholly-owned subsidiary of MFS, has contracted to provide transfer agent and recordkeeping functions in connection with the issuance, transfer, and redemption of each class of shares of the fund under a Shareholder Servicing Agent Agreement. During the year ended December 31, 2008, the fund did not pay MFSC a fee for this service.

Administrator – MFS provides certain financial, legal, shareholder communications, compliance, and other administrative services to the fund. Under an administrative services agreement, the fund partially reimburses MFS the costs incurred to provide these services. The fund is charged an annual fixed amount of $10,000 plus a fee based on average daily net assets.

The administrative services fee incurred for the year ended December 31, 2008 was equivalent to an annual effective rate of 0.2204% of the fund’s average daily net assets.

Trustees’ and Officers’ Compensation – The fund pays compensation to trustees in the form of a retainer, attendance fees, and additional compensation to the Board chairperson. The fund does not pay compensation directly to officers of the fund who are also officers of the investment adviser, all of whom receive remuneration for their services to the fund from MFS. Certain officers of the fund are officers or directors of MFS, MFD, and MFSC.

Other – This fund and certain other MFS funds (the funds) have entered into services agreements (the Agreements) which provide for payment of fees by the funds to Tarantino LLC and Griffin Compliance LLC in return for the provision of services of an Independent Chief Compliance Officer (ICCO) and Assistant ICCO, respectively, for the funds. The ICCO and Assistant ICCO are officers of the funds and the sole members of Tarantino LLC and Griffin Compliance LLC, respectively. The funds can terminate the Agreements with Tarantino LLC and Griffin Compliance LLC at any time under the terms of the Agreements. MFS has agreed to bear all expenses associated with office space, other administrative support, and supplies provided to the ICCO and Assistant ICCO. For the year ended December 31, 2008, the aggregate fees paid by the fund to Tarantino LLC and Griffin Compliance LLC were $41 and are included in miscellaneous expense on the Statement of Operations.

(4)	Portfolio Securities

Purchases and sales of investments, other than U.S. Government securities, purchased option transactions, and short-term obligations, aggregated $4,878,450 and $7,112,805, respectively.

(5)	Shares of Beneficial Interest

The fund’s Declaration of Trust permits the Trustees to issue an unlimited number of full and fractional shares of beneficial interest. Transactions in fund shares were as follows:

	Year ended 12/31/08		Year ended 12/31/07
	Shares	Amount	Shares	Amount
Shares sold
Initial Class	—	$—	—	$—
Service Class	78,493	469,600	61,021	633,855
	78,493	$469,600	61,021	$633,855
Shares issued to shareholders in reinvestment of distributions
Initial Class	236	$1,761	86	$925
Service Class	130,984	975,828	68,224	732,044
	131,220	$977,589	68,310	$732,969
Shares reacquired
Initial Class	—	$—	—	$—
Service Class	(394,075)	(2,783,047)	(216,477)	(2,296,177)
	(394,075)	$(2,783,047)	(216,477)	$(2,296,177)
Net change
Initial Class	236	$1,761	86	$925
Service Class	(184,598)	(1,337,619)	(87,232)	(930,278)
	(184,362)	$(1,335,858)	(87,146)	$(929,353)

(6)	Line of Credit

The fund and other funds managed by MFS participate in a $1 billion unsecured committed line of credit provided by a syndication of banks under a credit agreement. In addition, the fund and other funds managed by MFS have established uncommitted borrowing arrangements with certain banks. Borrowings may be made for temporary financing needs. Interest is charged to each fund, based on its borrowings, generally at a rate equal to the Federal Reserve funds rate plus 0.30%. In addition, a commitment fee, based on the average daily, unused portion of the committed line of credit, is allocated among the participating funds at the end of each calendar quarter. For the year ended December 31, 2008, the fund’s commitment fee and interest expense were $20 and $0, respectively, and are included in miscellaneous expense on the Statement of Operations.

17

REPORT OF INDEPENDENT REGISTERED PUBLIC ACCOUNTING FIRM

To the Board of Trustees of MFS Variable Insurance Trust II and the Shareholders of

MFS Strategic Value Portfolio:

We have audited the accompanying statement of assets and liabilities, including the portfolio of investments, of MFS Strategic Value Portfolio (the “Fund”) (one of the portfolios comprising MFS Variable Insurance Trust II) as of December 31, 2008, and the related statement of operations for the year then ended, the statements of changes in net assets for each of the two years in the period then ended, and the financial highlights for each of the five years in the period then ended. These financial statements and financial highlights are the responsibility of the Fund’s management. Our responsibility is to express an opinion on these financial statements and financial highlights based on our audits.

We conducted our audits in accordance with the standards of the Public Company Accounting Oversight Board (United States). Those standards require that we plan and perform the audit to obtain reasonable assurance about whether the financial statements and financial highlights are free of material misstatement. The Fund is not required to have, nor were we engaged to perform, an audit of its internal control over financial reporting. Our audits included consideration of internal control over financial reporting as a basis for designing audit procedures that are appropriate in the circumstances, but not for the purpose of expressing an opinion on the effectiveness of the Fund’s internal control over financial reporting. Accordingly, we express no such opinion. An audit also includes examining, on a test basis, evidence supporting the amounts and disclosures in the financial statements, assessing the accounting principles used and significant estimates made by management, as well as evaluating the overall financial statement presentation. Our procedures included confirmation of securities owned as of December 31, 2008, by correspondence with the custodian and brokers. We believe that our audits provide a reasonable basis for our opinion.

In our opinion, the financial statements and financial highlights referred to above present fairly, in all material respects, the financial position of MFS Strategic Value Portfolio as of December 31, 2008, the results of its operations for the year then ended, the changes in its net assets for each of the two years in the period then ended, and the financial highlights for each of the five years in the period then ended, in conformity with accounting principles generally accepted in the United States of America.

DELOITTE & TOUCHE LLP

Boston, Massachusetts

February 19, 2009

18

TRUSTEES AND OFFICERS – IDENTIFICATION AND BACKGROUND

The Trustees and officers of the Trust, as of February 1, 2009, are listed below, together with their principal occupations during the past five years. (Their titles may have varied during that period.) The address of each Trustee and officer is 500 Boylston Street, Boston, Massachusetts 02116.

Name, Date of Birth	Position(s) Held with Fund	Trustee/Officer Since (1)	Principal Occupations During the Past Five Years and Other Directorships (2)
INTERESTED TRUSTEE
David D. Horn (3) (born 6/07/41)	Trustee	April 1986	Private investor; Sun Life Assurance Company of Canada, Senior Vice President and General Manager for the United States (until 1997); Director (until March 2004)

INDEPENDENT TRUSTEES
J. Kermit Birchfield (born 1/08/40)	Chairman	May 1997	Consultant; Century Partners, Inc. (investments), Director; Displaytech, Inc. (technology), Director; Dessin Fournir LLC (furniture manufacturer), Director (2005 to present); Intermountain Gas Company, Inc. & Intermountain Industries, Inc. (oil & gas exploration and production), Director; Site Watch LLC (software to monitor oil tanks), Managing Director (2006 to present); Juridica Investments (fund investing in judicial matters), Director (2007 to present); HPSC, Inc. (medical financing), Director (until January 2004)

Robert C. Bishop (born 1/13/43)	Trustee	May 2001	AutoImmune, Inc. (pharmaceutical product development), Chairman, President and Chief Executive Officer; Caliper Life Sciences Corp. (laboratory analytical instruments), Director; Millipore Corporation (purification/filtration products), Director; Waterstreet Capital (leverage buyouts), Advisory Board (August 2006 to present); Optobionics Corporation (ophthalmic devices), Director (2002 to 2007)

Frederick H. Dulles (born 3/12/42)	Trustee	May 2001	Ten State International Law PLLC (law firm), Of Counsel (since 2006); Prudential Carolina Real Estate, (real estate), Broker (since 2006); Free Enterprise Foundation, Inc. (research institute), Director & Secretary (until 2008); Disher, Hamrick & Myers Residential, Inc. (real estate) Broker (2005 until 2006); Frederick H. Dulles law practice (until 2006); Ten State Street LLP (law firm), Member (until 2005)

Marcia A. Kean (born 6/30/48)	Trustee	April 2005	Feinstein Kean Healthcare (consulting), Chief Executive Officer

Ronald G. Steinhart (born 6/15/40)	Trustee	May 2001	Private investor; Penske Automotive Group (automotive retailer), Director; Animal Health International, Inc. (animal health products), Director (since 2007); Texas Industries (concrete/aggregates/cement), Director (since 2007); Penson Worldwide, Inc. (securities clearance), Director (since 2006); Carreker Corporation (technology consulting) Director (until 2005); Prentiss Properties Trust (real estate investment trust), Director (until 2006)

Haviland Wright (born 7/21/48)	Trustee	May 2001	Profitability of Hawaii (software), Chief Development Officer (since December 2008); Elixir Technologies Corporation (software) Director (since 2005); Nano Loa Inc. (liquid crystal displays), Director

TRUSTEE EMERITUS
Samuel Adams (born 10/19/25)	Trustee Emeritus		Retired; K&L Gates LLP (law firm), Of Counsel

OFFICERS
Maria F. Dwyer (4) (born 12/01/58)	President	November 2005	Massachusetts Financial Services Company, Executive Vice President and Chief Regulatory Officer (since March 2004) Chief Compliance Officer (since December 2006); Fidelity Management & Research Company, Vice President (prior to March 2004); Fidelity Group of Funds, President and Treasurer (until March 2004)

Christopher R. Bohane (4) (born 1/18/74)	Assistant Secretary and Assistant Clerk	July 2005	Massachusetts Financial Services Company, Vice President and Senior Counsel

John M. Corcoran (4) (born 4/13/65)	Treasurer	October 2008	Massachusetts Financial Services Company, Senior Vice President (since October 2008); State Street Bank and Trust (financial services provider), Senior Vice President, (until September 2008)

Ethan D. Corey (4) (born 11/21/63)	Assistant Secretary and Assistant Clerk	July 2005	Massachusetts Financial Services Company, Senior Vice President and Associate General Counsel (since 2004); Dechert LLP (law firm), Counsel (prior to December 2004)

David L. DiLorenzo (4) (born 8/10/68)	Assistant Treasurer	July 2005	Massachusetts Financial Services Company, Vice President (since June 2005); JP Morgan Investor Services, Vice President (until June 2005)

Timothy M. Fagan (4) (born 7/10/68)	Assistant Secretary and Assistant Clerk	September 2005	Massachusetts Financial Services Company, Vice President and Senior Counsel (since September 2005); John Hancock Advisers, LLC, Vice President, Senior Attorney and Chief Compliance Officer (until August 2005)

19

Trustees and Officers – continued

Name, Date of Birth	Position(s) Held with Fund	Trustee/Officer Since (1)	Principal Occupations During the Past Five Years and Other Directorships (2)
Mark D. Fischer (4) (born 10/27/70)	Assistant Treasurer	July 2005	Massachusetts Financial Services Company, Vice President (since May 2005); JP Morgan Investment Management Company, Vice President (until May 2005)

Robyn L. Griffin (born 7/04/75)	Assistant Independent Chief Compliance Officer	August 2008	Griffin Compliance LLC (provider of compliance services), Principal (since August 2008); State Street Corporation (financial services provider), Mutual Fund Administration Assistant Vice President (October 2006 – July 2008); Liberty Mutual Group (insurance), Personal Market Assistant Controller (April 2006 – October 2006); Deloitte & Touche LLP (professional services firm), Senior Manager (prior to April 2006)

Brian E. Langenfeld (4) (born 3/07/73)	Assistant Secretary and Assistant Clerk	May 2006	Massachusetts Financial Services Company, Vice President and Senior Counsel (since May 2006); John Hancock Advisers, LLC, Assistant Vice President and Counsel (until April 2006)

Ellen Moynihan (4) (born 11/13/57)	Assistant Treasurer	May 1997	Massachusetts Financial Services Company, Senior Vice President

Susan S. Newton (4) (born 3/07/50)	Assistant Secretary and Assistant Clerk	May 2005	Massachusetts Financial Services Company, Senior Vice President and Associate General Counsel (since April 2005); John Hancock Advisers, LLC, Senior Vice President, Secretary and Chief Legal Officer (until April 2005)

Susan A. Pereira (4) (born 11/05/70)	Assistant Secretary and Assistant Clerk	July 2005	Massachusetts Financial Services Company, Vice President and Senior Counsel (since June 2004); Bingham McCutchen LLP (law firm), Associate (until June 2004)

Mark N. Polebaum (4) (born 5/01/52)	Secretary and Clerk	February 2006	Massachusetts Financial Services Company, Executive Vice President, General Counsel and Secretary (since January 2006); Wilmer Cutler Pickering Hale and Dorr LLP (law firm), Partner (until January 2006)

Frank L. Tarantino (born 3/07/44)	Independent Chief Compliance Officer	September 2004	Tarantino LLC (provider of compliance services), Principal (since June 2004); CRA Business Strategies Group (consulting services), Executive Vice President (until June 2004)

Richard S. Weitzel (4) (born 7/16/70)	Assistant Secretary and Assistant Clerk	October 2007	Massachusetts Financial Services Company, Vice President and Assistant General Counsel (since 2004); Massachusetts Department of Business and Technology, General Counsel (until April 2004)

James O. Yost (4) (born 6/12/60)	Assistant Treasurer	April 1992	Massachusetts Financial Services Company, Senior Vice President

(1)	Date first appointed to serve as Trustee/Officer of an MFS fund or a Compass variable account. Each Trustee has served continuously since appointment.

(2)	Directorships or trusteeships of companies required to report to the Securities and Exchange Commission (i.e., “public companies”).

(3)	“Interested person” of the Trust, within the meaning of the Investment Company Act of 1940 (referred to as the 1940 Act), which is the principal federal law governing investment companies like the Trust, as a result of position with Sun Life of Canada (U.S.). The address of Sun Life of Canada (U.S.) is One Sun Life Executive Park, Wellesley Hills, Massachusetts 02481.

(4)	“Interested person” of MFS within the meaning of the 1940 Act. The address of MFS is 500 Boylston Street, Boston, Massachusetts 02116.

The Trust does not hold annual meetings for the purpose of electing Trustees, and Trustees are not elected for fixed terms. Each Trustee and officer holds office until his or her successor is chosen and qualified, or until his or her earlier death, resignation, retirement or removal.

All Trustees currently serve as Trustees of the Trust and have served in that capacity since originally elected or appointed. All of the Trustees are also Managers of the Compass Variable Accounts. The executive officers of the Trust hold similar offices for the Compass Variable Accounts and other funds in the MFS fund complex. As of January 1, 2009, each Trustee serves as a Trustee or Manager of 35 Accounts/Funds.

The Statement of Additional Information contains further information about the Trustees and is available without charge upon request by calling 1-800-752-7215.

Investment Adviser Massachusetts Financial Services Company 500 Boylston Street, Boston, MA 02116-3741	Custodian State Street Bank and Trust 1 Lincoln Street, Boston, MA 02111-2900
Distributor MFS Fund Distributors, Inc. 500 Boylston Street, Boston, MA 02116-3741	Independent Registered Public Accounting Firm Deloitte & Touche LLP 200 Berkeley Street, Boston, MA 02116
Portfolio Manager Brooks Taylor

20

BOARD REVIEW OF INVESTMENT ADVISORY AGREEMENT

The Investment Company Act of 1940 requires that both the full Board of Trustees and a majority of the non-interested (“independent”) Trustees, voting separately, annually approve the continuation of the investment advisory agreement between MFS Variable Insurance Trust II (the “Trust”) and Massachusetts Financial Services Company (“MFS”) on behalf of the Fund. The Trustees consider matters bearing on the Fund and the advisory arrangements at their meetings throughout the year, including a review of performance data at each regular meeting. In addition, the independent Trustees met in May and again in July 2008 (“contract review meetings”) for the specific purpose of considering whether to approve the continuation of the investment advisory agreement for the Fund. The independent Trustees were assisted in their evaluation of the investment advisory agreement by independent legal counsel, from whom they received separate legal advice and with whom they met separately from MFS management during various contract review meetings. The independent Trustees were also assisted in this process by the Fund’s Independent Chief Compliance Officer, a full-time senior officer appointed by and reporting to the independent Trustees.

In connection with their deliberations, the Trustees, including the independent Trustees, considered such information and factors as they believed, in light of the legal advice furnished to them and their own business judgment, to be relevant. The investment advisory agreement was considered separately for the Fund, although the Trustees also took into account the common interests of all Funds in the Trust in their review. As described below, the Trustees considered the nature, quality, and extent of the various investment advisory, administrative, and shareholder services performed by MFS under the existing investment advisory agreement and other arrangements with the Trust.

In connection with their contract review meetings, the Trustees received and relied upon materials which included, among other items: (i) information provided by Lipper Inc. on the investment performance of the Fund for various time periods ended December 31, 2007, compared to the investment performance of a group of funds with substantially similar investment classifications/objectives (the “Lipper performance universe”), (ii) information provided by Lipper Inc. on the Fund’s advisory fees and other expenses compared to the advisory fees and other expenses of comparable funds identified by Lipper (the “Lipper expense group”), (iii) information provided by MFS on the advisory fees of comparable portfolios of its other clients, including institutional separate account and other clients, (iv) information as to whether expense waivers, reimbursements or fee “breakpoints” are observed for the Fund, (v) information regarding MFS’ financial results and financial condition, including MFS’ and certain of its affiliates’ estimated profitability from services performed for the Fund, (vi) MFS’ views regarding the outlook for the mutual fund industry and its strategic business plans, (vii) descriptions of various functions performed by MFS for the Trust, such as compliance monitoring and portfolio trading practices, and (viii) information regarding the overall organization of MFS, including information about MFS’ senior management and other personnel providing investment advisory, administrative and other services to the Fund. The comparative performance, fee and expense information prepared and provided by Lipper Inc. was not independently verified, and the independent Trustees did not independently verify any information provided to them by MFS.

The Trustees’ conclusion as to the continuation of the investment advisory agreement was based on comprehensive consideration of all information provided to the Trustees and not the result of any single factor. Some of the factors that figured particularly in the Trustees’ deliberations are described below for the Fund, while individual Trustees may have given different weight to various factors and evaluated the information presented as a whole differently than another Trustee. The Trustees recognized that the fee arrangements for the Fund reflect years of review and discussion between the independent Trustees and MFS, that certain aspects of such arrangements may receive greater scrutiny in some years than others, and that the Trustees’ conclusions may be based, in part, on their consideration of these same arrangements during the course of the year and in prior years.

Based on information provided by Lipper Inc., the Trustees compared the Fund’s total return investment performance to the performance of a peer group of funds over various time periods. The Trustees placed particular emphasis on the total return performance of the Fund’s Initial Class shares in comparison to the performance of funds in its Lipper performance universe over the one-, three- and five-year periods. The Trustees did not rely on performance results for more recent periods, including those shown elsewhere in this report.

The Trustees noted the performance of the Fund’s Initial Class shares was in the 4th quintile relative to the other funds in the Lipper Classification Index for the one-year period (the 1st quintile being the best performers and the 5th quintile being the worst performers). The total return performance of the Fund was in the 5th quintile for the three-year period and the five-year period ended December 31, 2007, relative to the Lipper performance universe. Based on the nature and quality of services provided by MFS and MFS’ explanation of steps taken to improve performance, the Board of Trustees concluded that the Fund’s performance was adequate.

In the course of their deliberations, the Trustees took into account information provided by MFS during contract review meetings, as well as during investment review meetings conducted with portfolio management personnel during the course of the year.

21

Board Review of Investment Advisory Agreement – continued

In assessing the reasonableness of the Fund’s advisory fee, the Trustees considered, among other information, the Fund’s advisory fee and the total expense ratio of the Fund’s Initial Class shares as a percentage of average daily net assets, compared to the advisory fee and total expense ratios of its peer group of funds based on information provided by Lipper Inc. The Trustees also considered the advisory fees charged by MFS to institutional accounts. In comparing these fees, the Trustees considered the generally broader scope of services provided by MFS to the Trust than those provided to institutional accounts. The Trustees also considered the higher demands placed on MFS’ investment personnel and trading infrastructure as a result of the daily cash in-flows and out-flows of the Fund, and the impact on MFS and related expenses due to the more extensive regulatory regime to which the Fund is subject, compared to institutional accounts.

In considering the fees, the Trustees noted from the Lipper data that the Fund’s effective advisory fee rate was below the median and total expense ratio was above the median of such fees and expenses of funds in the Lipper expense group. In addition, the Trustees accepted MFS’ offer to continue the expense limitation for the Fund. The Trustees further concluded that the existing breakpoint was sufficient to allow the Fund to benefit from economies of scale as its assets grow. The Trustees concluded that the fees were reasonable in light of the nature and quality of services provided.

The Trustees also considered information prepared by MFS relating to its costs and profits with respect to the Fund and other investment companies and accounts advised by MFS, as well as MFS’ methodologies used to determine and allocate its costs to the Fund and other accounts and products for purposes of estimating profitability.

After reviewing these and other factors described below, the Trustees concluded that the advisory fees charged to the Fund represent reasonable compensation in light of the nature and quality of the services being provided by MFS.

In addition, the Trustees considered MFS’ resources and related efforts to continue to retain, attract and motivate capable personnel to serve the Fund. The Trustees also considered the financial resources of MFS and its parent, Sun Life Financial Inc. The Trustees further considered any advantages and possible disadvantages of having an adviser which also serves other investment companies as well as institutional accounts.

The Trustees also considered the nature, quality, cost, and extent of administrative, transfer agency, and distribution services provided to the Fund by MFS and its affiliates under agreements and plans other than the investment advisory agreement, including the 12b-1 fees the Fund pays to MFS Fund Distributors, Inc., an affiliate of MFS. The Trustees also considered the nature, extent and quality of certain other services MFS performs or arranges on the Fund’s behalf, which may include securities lending programs, directed expense payment programs, class action recovery programs, and MFS’ interaction with third-party service providers, principally custodians and sub-custodians. The Trustees concluded that the various non-advisory services provided by MFS and its affiliates on behalf of the Fund were satisfactory. The Trustees also considered the benefits to MFS from the use of the Fund’s portfolio brokerage commissions to pay for research and other similar services and various other factors. Additionally, the Trustees considered so-called “fall-out benefits” to MFS such as reputational value derived from serving as investment manager to the Trust, and determined that any such benefits derived by MFS were reasonable and fair.

Based on their evaluation of factors that they deemed to be material, including those factors described above, the Board of Trustees, including a majority of the independent Trustees, concluded that the investment advisory agreement should be continued for an additional one-year period, commencing September 1, 2008.

A discussion regarding the Board’s most recent review and renewal of the fund’s Investment Advisory Agreement with MFS is available by clicking on the fund’s name under “Variable Insurance Portfolios-VIT II” in the “Products & Performance” section on the MFS Web site (mfs.com).

22

PROXY VOTING POLICIES AND INFORMATION

A general description of the MFS funds’ proxy voting policies and procedures is available without charge, upon request, by calling
1-800-225-2606, by visiting the Proxy Voting section of mfs.com or by visiting the SEC’s Web site at http://www.sec.gov.

Information regarding how the fund voted proxies relating to portfolio securities during the most recent twelve-month period ended June 30 is available without charge by visiting the Proxy Voting section of mfs.com or by visiting the SEC’s Web site at http://www.sec.gov.

QUARTERLY PORTFOLIO DISCLOSURE

The fund will file a complete schedule of portfolio holdings with the Securities and Exchange Commission (the Commission) for the first and third quarters of each fiscal year on Form N-Q. The fund’s Form N-Q may be reviewed and copied at the:

Public Reference Room

Securities and Exchange Commission

100 F Street, NE, Room 1580

Washington, D.C. 20549

Information on the operation of the Public Reference Room may be obtained by calling the Commission at 1-800-SEC-0330. The fund’s Form N-Q is available on the EDGAR database on the Commission’s Internet Web site at http://www.sec.gov, and copies of this information may be obtained, upon payment of a duplicating fee, by electronic request at the following e-mail address: publicinfo@sec.gov or by writing the Public Reference Section at the above address.

FEDERAL TAX INFORMATION (unaudited)

The following information is provided pursuant to provisions of the Internal Revenue Code.

The fund designates $823,681 as capital gain dividends paid during the fiscal year.

For corporate shareholders, 85.92% of the ordinary income dividends paid during the fiscal year qualify for the corporate dividends received deduction.

23

MFS® PRIVACY NOTICE

Privacy is a concern for every investor today. At MFS Investment Management® and the MFS funds, we take this concern very seriously. We want you to understand our policies about the investment products and services that we offer, and how we protect the nonpublic personal information of investors who have a direct relationship with us and our wholly owned subsidiaries.

Throughout our business relationship, you provide us with personal information. We maintain information and records about you, your investments, and the services you use. Examples of the nonpublic personal information we maintain include

•	data from investment applications and other forms
•	share balances and transactional history with us, our affiliates, or others
•	facts from a consumer reporting agency

We do not disclose any nonpublic personal information about our customers or former customers to anyone, except as permitted by law. We may share nonpublic personal information with third parties or certain of our affiliates in connection with servicing your account or processing your transactions. We may share information with companies or financial institutions that perform marketing services on our behalf or with other financial institutions with which we have joint marketing arrangements, subject to any legal requirements.

Authorization to access your nonpublic personal information is limited to appropriate personnel who provide products, services, or information to you. We maintain physical, electronic, and procedural safeguards to help protect the personal information we collect about you.

If you have any questions about the MFS privacy policy, please call 1-800-225-2606 any business day between 8 a.m. and 8 p.m. Eastern time.

Note: If you own MFS products or receive MFS services in the name of a third party such as a bank or broker-dealer, their privacy policy may apply to you instead of ours.

24

MFS® Growth Portfolio

(formerly MFS® Emerging Growth Portfolio)

MFS® Variable Insurance Trust II

Annual report

12/31/08

EGS-ANN

MFS® GROWTH PORTFOLIO

(formerly MFS® Emerging Growth Portfolio)

The report is prepared for the general information of contract owners. It is authorized for distribution to prospective investors only when preceded or accompanied by a current prospectus.

NOT FDIC INSURED • MAY LOSE VALUE • NO BANK GUARANTEE • NOT A DEPOSIT • NOT INSURED BY ANY FEDERAL GOVERNMENT AGENCY OR NCUA/NCUSIF

LETTER FROM THE CEO

Dear Contract Owners:

The market downturns and economic setbacks of late probably rank among the worst financial declines most of us have experienced. Inevitably, people may be questioning their commitment to investing. Still, it is important to remember that downturns are an inescapable part of the business cycle. Such troughs have been seen before, and if we can use history as a guide, market recoveries typically have followed.

Recent events have clearly shown us the value of certain types of investments. In this environment, two of the hallmarks of mutual funds — transparency and liquidity — have become critically important. Unlike some other types of investments, the operations of mutual funds are relatively transparent to their shareholders. With their daily redemption feature, mutual funds also generally provide easy, convenient access to one’s money. Through these recent market upheavals, this level of liquidity enhanced the ability of mutual fund investors to respond and modify their investments as they and their advisors saw fit — a flexibility that those in less liquid investments simply did not have at their disposal.

At MFS® we take particular pride in how well mutual funds can serve investors because we invented the mutual fund in the United States. Established in 1924, Massachusetts Investors Trust was the nation’s first fund. Recent market events only reinforce what we have learned through 85 years — that mutual funds provide unique features that are important to investors in any type of market climate.

Respectfully,

Robert J. Manning

Chief Executive Officer and Chief Investment Officer

MFS Investment Management®

February 17, 2009

The opinions expressed in this letter are subject to change, may not be relied upon for investment advice, and no forecasts can be guaranteed.

Before investing, consider the fund’s investment objectives, risks, charges, and expenses. For a prospectus containing this and other information, contact your investment professional or view online. Read it carefully.

MFS Fund Distributors, Inc., 500 Boylston Street, Boston, MA 02116

1

PORTFOLIO COMPOSITION

Portfolio structure

Top ten holdings
Danaher Corp.	2.6%
Genzyme Corp.	2.3%
VeriSign, Inc.	2.2%
Google, Inc., ”A”	2.1%
Hewlett-Packard Co.	2.1%
Apple, Inc.	2.1%
Gilead Sciences, Inc.	2.1%
Lockheed Martin Corp.	2.1%
PepsiCo, Inc.	2.1%
Philip Morris International, Inc.	1.9%

Equity sectors
Health Care	18.8%
Technology	18.7%
Consumer Staples	11.1%
Retailing	8.5%
Energy	8.4%
Special Products & Services	7.8%
Industrial Goods & Services	5.4%
Financial Services	4.7%
Utilities & Communications	4.0%
Leisure	4.0%
Transportation	2.8%
Basic Materials	1.8%
Autos & Housing	0.4%

Percentages are based on net assets as of 12/31/08.

The portfolio is actively managed and current holdings may be different.

2

MANAGEMENT REVIEW

Summary of Results

For the twelve months ended December 31, 2008, Initial Class shares of the MFS Growth Portfolio (formerly MFS Emerging Growth Portfolio) (the “fund”) provided a total return of –37.33%, while Service Class shares of the fund provided a total return of –37.53%. These compare with a return of –38.44% for the fund’s benchmark, the Russell 3000 Growth Index.

Market Environment

The U.S. economy and financial markets experienced significant deterioration and extraordinary volatility over the reporting period. U.S. economic growth slowed significantly, despite the short-term bounce from the second quarter fiscal stimulus. Strong domestic headwinds included accelerated deterioration in the housing market, anemic corporate investment, a rapidly declining job market, and a much tighter credit environment. During the period, a seemingly continuous series of tumultuous financial events hammered markets, including: the distressed sale of failing Bear Stearns to JPMorgan, the conservatorship of Government Sponsored Enterprises (GSEs) Fannie Mae and Freddie Mac, the bankruptcy of investment bank Lehman Brothers, the Federal Reserve Bank’s complex intervention of insurance company American International Group (AIG), the nationalization of several large European banks, the failure of Washington Mutual, and the distressed sale of Wachovia. As a result of this barrage of turbulent news, global equity markets pushed significantly lower and credit markets witnessed the worst dislocation since the beginning of the credit crisis. Though conditions improved towards the end of the period, the state of financial and macroeconomic dislocation remained severe.

While reasonably resilient during the first half of the period, the global economy and financial system increasingly experienced considerable negative spillovers from the U.S. slowdown. Not only did Europe and Japan show obvious signs of economic softening, the more powerful engine of global growth – emerging markets – also displayed weakening dynamics.

During the reporting period, the U.S. Federal Reserve Board cut interest rates aggressively and introduced a multitude of new lending facilities to alleviate ever-tightening credit markets, while the U.S. federal government moved quickly to design and implement a meaningful fiscal stimulus package. Although several other global central banks also cut rates, the dilemma of rising energy and food prices heightened concerns among central bankers that inflationary expectations might become unhinged despite weaker growth. Only later in the reporting period did slowing global growth result in a very precipitous decline in commodity prices, which significantly eased inflation and inflationary expectations. As inflationary concerns diminished in the face of global deleveraging, and equity and credit markets deteriorated more sharply, a coordinated rate cut marked the beginning of much more aggressive easing by the major global central banks.

Contributors to Performance

Stock selection in the industrial goods and services sector boosted performance relative to the Russell 3000 Growth Index. No individual stocks within this sector were among the fund’s top contributors for the reporting period. Stock selection and, to a lesser extent, the fund’s overweighted position in the special products and services sector also aided relative performance. Education services company Strayer Education was a relative contributor. The company reported earnings each quarter that exceeded analyst expectations, driven in part by strong enrollment trends.

Stock selection also had a positive impact on relative performance in the health care sector. Biotechnology companies Gilead Sciences and Genzyme were among the fund’s top relative contributors. Shares of Genzyme fared better than the sector overall due to strong sales growth in its drug products, particularly a significant jump in the latter part of the reporting period in sales of its rare genetic disorder drug Myozyme.

Stocks in other sectors that contributed to relative results included home improvement retailer Lowe’s Cos., alcoholic beverage producer Molson Coors Brewing Company (aa), and animation film developer DreamWorks Animation. An underweighted position in oil field services company Schlumberger (g) aided relative performance as the company’s stock price underperformed the benchmark. The fund’s positioning in discount retailer Family Dollar Stores and automotive parts retailer O’Reilly Automotive also helped relative returns. The fund held these two stocks for part of the reporting period, during which both stocks generated positive relative returns.

The fund’s cash position was also a contributor to relative performance. The fund holds cash to buy new holdings and to provide liquidity. In a period when equity markets declined, as measured by the fund’s benchmark, holding cash helped performance versus the benchmark, which has no cash position.

Detractors from Performance

Stock selection in the technology sector was the principal detractor from relative performance. Analog semiconductor manufacturer Intersil Holding and wireless solutions provider Research In Motion (aa) were among the top detractors. We believe

3

Management Review – continued

that shares of Research In Motion suffered during the latter part of the reporting period due to concern that the company spent too heavily to push a new slate of sleek BlackBerry devices into the marketplace. Not owning wireless communications software company QUALCOMM also dampened results as the company performed better than the benchmark over the period.

Stock selection in the leisure sector also hindered relative performance. Our investment in cruise line operator Royal Caribbean Cruises (aa)(g) had a negative impact on relative returns. Shares of Royal Caribbean suffered during the first part of the reporting period due to high fuel costs and more recently due to weak consumer spending. Not owning fast food chain McDonald’s was also a negative factor as the company significantly outperformed the benchmark.

Elsewhere, financial services firm Bank of America (aa) and offshore drilling company Noble Corp. were among the fund’s top relative detractors. Not owning discount retailer Wal-Mart Stores for most of the reporting period held back relative results as the company’s stock price outperformed the benchmark during that period. The fund’s underweighted positioning in pharmaceutical and medical products maker Abbott Laboratories and integrated oil company Exxon Mobil also detracted from returns relative to the benchmark.

Respectfully,

Eric Fischman

Portfolio Manager

Note to Shareholders: Effective May 1, 2008, the fund name changed from MFS Emerging Growth Portfolio to MFS Growth Portfolio.

(aa)	Security is not a benchmark constituent.
(g)	Security was not held in the portfolio at period end.

The views expressed in this report are those of the portfolio manager only through the end of the period of the report as stated on the cover and do not necessarily reflect the views of MFS or any other person in the MFS organization. These views are subject to change at any time based on market or other conditions, and MFS disclaims any responsibility to update such views. These views may not be relied upon as investment advice or an indication of trading intent on behalf of any MFS portfolio. References to specific securities are not recommendations of such securities, and may not be representative of any MFS portfolio’s current or future investments.

4

PERFORMANCE SUMMARY THROUGH 12/31/08

The following chart illustrates the historical performance of the fund in comparison to its benchmark(s). Benchmark comparisons are unmanaged; do not reflect any fees or expenses; and cannot be invested in directly. The performance of other share classes will be greater than or less than that of the class depicted below. (See Notes to Performance Summary.)

Performance data shown represents past performance and is no guarantee of future results. Investment return and principal value fluctuate so your units, when sold, may be worth more or less than the original cost; current performance may be lower or higher than quoted. The performance shown does not reflect the deduction of taxes, if any, that a contract holder would pay on fund distributions or the redemption of contract units. The returns for the fund shown also do not reflect the deduction of expenses associated with variable products, such as mortality and expense risk charges, separate account charges, and sales charges imposed by the insurance company separate accounts. Such expenses would reduce the overall returns shown.

Growth of a hypothetical $10,000 investment

Total rates of return through 12/31/08

Average Annual Total Returns

Share class	Class inception date	1-yr	5-yr	10-yr
Initial Class	5/01/95	(37.33)%	0.29%	(2.00)%
Service Class	8/24/01	(37.53)%	0.03%	(2.19)%

Comparative Benchmark

Russell 3000 Growth Index (f)	(38.44)%	(3.33)%	(4.01)%

(f)	Source: FactSet Research Systems Inc.

Benchmark Definition

Russell 3000 Growth Index – constructed to provide a comprehensive barometer for growth securities in the small to large-cap segment of the U.S. equity universe. Companies in this index generally have higher price-to-book ratios and higher forecasted growth values.

It is not possible to invest directly in an index.

Notes to Performance Summary

Performance for the Service Class includes the performance of the fund’s Initial Class for periods prior to their offering. Because Service Class expenses are higher than those of Initial Class, performance shown for Service Class is higher than it would have been had it been offered for the entire period. Performance has not been adjusted to take into account differences in class specific operating expenses (such as Rule 12b-1 fees). Please see the prospectus for additional information about performance and expenses.

Performance results reflect any applicable expense subsidies and waivers in effect during the periods shown. Without such subsidies and waivers the fund’s performance results would be less favorable. Please see the prospectus for complete details. All results are historical and assume the reinvestment of any dividends and capital gains distributions.

From time to time the fund may receive proceeds from litigation settlements, without which performance would be lower.

5

EXPENSE TABLE

Fund Expenses Borne by the Contract Holders During the Period,

July 1, 2008 through December 31, 2008

As a contract holder of the fund, you incur ongoing costs, including management fees; distribution (12b-1) fees; and other fund expenses. This example is intended to help you understand your ongoing costs (in dollars) of investing in the fund and to compare these costs with the ongoing costs of investing in other mutual funds.

The example is based on an investment of $1,000 invested at the beginning of the period and held for the entire period July 1, 2008 through December 31, 2008.

Actual Expenses

The first line for each share class in the following table provides information about actual account values and actual expenses. You may use the information in this line, together with the amount you invested, to estimate the expenses that you paid over the period. Simply divide your account value by $1,000 (for example, an $8,600 account value divided by $1,000 = 8.6), then multiply the result by the number in the first line under the heading entitled “Expenses Paid During Period” to estimate the expenses you paid on your account during this period.

Hypothetical Example for Comparison Purposes

The second line for each share class in the following table provides information about hypothetical account values and hypothetical expenses based on the fund’s actual expense ratio and an assumed rate of return of 5% per year before expenses, which is not the fund’s actual return. The hypothetical account values and expenses may not be used to estimate the actual ending account balance or expenses you paid for the period. You may use this information to compare the ongoing costs of investing in the fund and other funds. To do so, compare this 5% hypothetical example with the 5% hypothetical examples that appear in the shareholder reports of the other funds.

Please note that the expenses shown in the table are meant to highlight the fund’s ongoing costs only and do not take into account the fees and expenses imposed under the variable contracts through which your investment in the fund is made. Therefore, the second line for each share class in the table is useful in comparing ongoing costs associated with an investment in vehicles (such as the fund) which fund benefits under variable annuity and variable life insurance contracts and to qualified pension and retirement plans only, and will not help you determine the relative total costs of investing in the fund through variable annuity and variable life insurance contracts. If the fees and expenses imposed under the variable contracts were included, your costs would have been higher.

Share Class		Annualized Expense Ratio	Beginning Account Value 7/01/08	Ending Account Value 12/31/08	Expenses Paid During Period (p) 7/01/08-12/31/08
Initial Class	Actual	0.91%	$1,000.00	$658.35	$3.79
	Hypothetical (h)	0.91%	$1,000.00	$1,020.56	$4.62
Service Class	Actual	1.16%	$1,000.00	$657.27	$4.83
	Hypothetical (h)	1.16%	$1,000.00	$1,019.30	$5.89

(h)	5% class return per year before expenses.

(p)	Expenses paid is equal to each class’ annualized expense ratio, as shown above, multiplied by the average account value over the period, multiplied by the number of days in the period, divided by the number of days in the year.

6

PORTFOLIO OF INVESTMENTS – 12/31/08

The Portfolio of Investments is a complete list of all securities owned by your fund. It is categorized by broad-based asset classes.

Issuer	Shares/Par	Value ($)

COMMON STOCKS – 96.4%
Aerospace – 2.1%
Lockheed Martin Corp.	36,110	$3,036,124

Airlines – 0.1%
UAL Corp.	13,500	$148,770

Alcoholic Beverages – 1.8%
Molson Coors Brewing Co.	52,580	$2,572,214

Apparel Manufacturers – 0.4%
NIKE, Inc., “B”	11,680	$595,680

Biotechnology – 6.7%
Biogen Idec, Inc. (a)	5,910	$281,493
Celgene Corp. (a)	13,240	731,907
Genentech, Inc. (a)	27,930	2,315,676
Genzyme Corp. (a)	49,640	3,294,607
Gilead Sciences, Inc. (a)	60,110	3,074,025

		$9,697,708

Brokerage & Asset Managers – 0.8%
Charles Schwab Corp.	48,960	$791,683
Deutsche Boerse AG	4,920	358,335

		$1,150,018

Business Services – 3.2%
Amdocs Ltd. (a)	17,800	$325,562
MasterCard, Inc., “A”	7,990	1,142,011
Visa, Inc.	39,920	2,093,804
Western Union Co.	72,060	1,033,340

		$4,594,717

Chemicals – 0.7%
Ecolab, Inc.	14,880	$523,032
Monsanto Co.	6,460	454,461

		$977,493

Computer Software – 5.1%
Akamai Technologies, Inc. (a)	35,520	$535,997
McAfee, Inc. (a)	36,140	1,249,360
Oracle Corp. (a)	137,660	2,440,712
VeriSign, Inc. (a)	165,208	3,152,169

		$7,378,238

Computer Software – Systems – 4.3%
Apple, Inc. (a)	36,140	$3,084,549
Hewlett-Packard Co.	85,290	3,095,174

		$6,179,723

Construction – 0.4%
Sherwin-Williams Co.	10,110	$604,073

Consumer Goods & Services – 5.9%
Apollo Group, Inc., “A” (a)	13,300	$1,019,046
Capella Education Co. (a)	11,960	702,770
Colgate-Palmolive Co.	28,760	1,971,210
DeVry, Inc.	18,030	1,035,102
New Oriental Education & Technology Group, Inc., ADR (a)	23,590	1,295,327

Issuer	Shares/Par	Value ($)

COMMON STOCKS – continued
Consumer Goods & Services – continued
Priceline.com, Inc. (a)	10,350	$762,278
Strayer Education, Inc.	7,970	1,708,848

		$8,494,581

Electrical Equipment – 2.6%
Danaher Corp.	67,700	$3,832,497

Electronics – 5.2%
ARM Holdings PLC	212,430	$265,824
Broadcom Corp., “A” (a)	15,640	265,411
Flextronics International Ltd. (a)	67,310	172,314
Hittite Microwave Corp. (a)	23,110	680,821
Intel Corp.	109,880	1,610,841
Intersil Corp., “A”	57,290	526,495
Linear Technology Corp.	45,480	1,006,018
Marvell Technology Group Ltd. (a)	130,000	867,100
National Semiconductor Corp.	73,750	742,663
Nintendo Co. Ltd.	900	345,775
Samsung Electronics Co. Ltd.	1,053	382,363
SanDisk Corp. (a)	23,480	225,408
Silicon Laboratories, Inc. (a)	18,060	447,527

		$7,538,560

Energy – Independent – 4.1%
Apache Corp.	10,220	$761,697
Devon Energy Corp.	4,280	281,239
EOG Resources, Inc.	15,480	1,030,658
Noble Energy, Inc.	7,070	347,985
Occidental Petroleum Corp.	19,000	1,139,810
Plains Exploration & Production Co. (a)	23,130	537,541
Ultra Petroleum Corp. (a)	23,630	815,471
XTO Energy, Inc.	29,005	1,023,006

		$5,937,407

Energy – Integrated – 3.3%
Chevron Corp.	28,180	$2,084,475
Exxon Mobil Corp.	26,550	2,119,487
Petroleo Brasileiro S.A., ADR	25,400	622,046

		$4,826,008

Engineering – Construction – 0.7%
Fluor Corp.	22,860	$1,025,728

Entertainment – 2.5%
DreamWorks Animation, Inc., “A” (a)	88,920	$2,246,119
TiVo, Inc. (a)	192,430	1,377,799

		$3,623,918

Food & Beverages – 6.0%
Coca-Cola Co.	53,390	$2,416,965
Groupe Danone	15,129	913,110
Nestle S.A.	50,472	1,989,231
Pepsi Bottling Group, Inc.	16,080	361,961
PepsiCo, Inc.	54,320	2,975,106

		$8,656,373

7

Portfolio of Investments – continued

Issuer	Shares/Par	Value ($)

COMMON STOCKS – continued
Food & Drug Stores – 1.9%
CVS Caremark Corp.	94,650	$2,720,241

Gaming & Lodging – 0.6%
International Game Technology	52,110	$619,588
Penn National Gaming, Inc. (a)	11,340	242,449

		$862,037

General Merchandise – 3.0%
Family Dollar Stores, Inc.	19,860	$517,750
Kohl’s Corp. (a)	32,910	1,191,342
Target Corp.	11,000	379,830
Wal-Mart Stores, Inc.	40,230	2,255,294

		$4,344,216

Insurance – 1.3%
ACE Ltd.	22,490	$1,190,171
Berkshire Hathaway, Inc., “B” (a)	100	321,400
Chubb Corp.	8,490	432,990

		$1,944,561

Internet – 2.3%
Google, Inc., “A” (a)	10,090	$3,104,189
Tencent Holdings Ltd.	33,800	220,046

		$3,324,235

Leisure & Toys – 0.9%
Electronic Arts, Inc. (a)	55,380	$888,295
THQ, Inc. (a)	113,670	476,277

		$1,364,572

Major Banks – 2.6%
Bank of America Corp.	20,900	$294,272
Bank of New York Mellon Corp.	25,840	732,047
JPMorgan Chase & Co.	30,760	969,863
State Street Corp.	17,070	671,363
Wells Fargo & Co.	35,980	1,060,690

		$3,728,235

Medical & Health Technology & Services – 3.3%
Express Scripts, Inc. (a)	7,200	$395,856
IDEXX Laboratories, Inc. (a)	50,120	1,808,330
Medco Health Solutions, Inc. (a)	50,200	2,103,882
VCA Antech, Inc. (a)	25,850	513,898

		$4,821,966

Medical Equipment – 6.1%
Baxter International, Inc.	45,320	$2,428,699
Becton, Dickinson & Co.	13,490	922,581
C.R. Bard, Inc.	25,200	2,123,352
Conceptus, Inc. (a)(l)	97,270	1,480,449
DENTSPLY International, Inc.	13,200	372,768
St. Jude Medical, Inc. (a)	18,000	593,280
Stryker Corp.	24,590	982,371

		$8,903,500

Network & Telecom – 1.8%
Cisco Systems, Inc. (a)	111,090	$1,810,767
Research in Motion Ltd. (a)	18,541	752,394

		$2,563,161

Issuer	Shares/Par	Value ($)

COMMON STOCKS – continued
Oil Services – 1.0%
Noble Corp.	39,428	$870,965
Transocean, Inc. (a)	10,710	506,048

		$1,377,013

Pharmaceuticals – 2.7%
Abbott Laboratories	49,520	$2,642,882
Wyeth	33,280	1,248,333

		$3,891,215

Precious Metals & Minerals – 0.3%
Goldcorp, Inc.	13,840	$436,375

Railroad & Shipping – 0.7%
Norfolk Southern Corp.	14,690	$691,165
Union Pacific Corp.	7,570	361,846

		$1,053,011

Special Products & Services – 0.1%
Heckmann Corp. (a)(l)	29,130	$164,585

Specialty Chemicals – 0.8%
Praxair, Inc.	20,050	$1,190,168

Specialty Stores – 3.2%
Abercrombie & Fitch Co., “A”	13,080	$301,756
Amazon.com, Inc. (a)	14,480	742,534
Lowe’s Cos., Inc.	63,000	1,355,760
Nordstrom, Inc.	34,360	457,332
O’Reilly Automotive, Inc. (a)	31,800	977,532
PetSmart, Inc.	20,430	376,934
Staples, Inc.	19,600	351,232

		$4,563,080

Telecommunications – Wireless – 1.8%
America Movil S.A.B. de C.V., “L”, ADR	29,120	$902,429
Rogers Communications, Inc., “B”	58,980	1,748,139

		$2,650,568

Telephone Services – 1.7%
American Tower Corp., “A” (a)	30,375	$890,595
AT&T, Inc.	57,640	1,642,740

		$2,533,335

Tobacco – 1.9%
Philip Morris International, Inc.	62,700	$2,728,077

Trucking – 2.0%
J.B. Hunt Transport Services, Inc.	44,210	$1,161,397
Landstar System, Inc.	32,770	1,259,351
United Parcel Service, Inc., “B”	9,010	496,992

		$2,917,740

Utilities – Electric Power – 0.5%
Allegheny Energy, Inc.	21,510	$728,329

Total Common Stocks (Identified Cost, $173,577,820)		$139,680,050

8

Portfolio of Investments – continued

Issuer	Shares/Par	Value ($)

REPURCHASE AGREEMENTS – 4.3%
Goldman Sachs, 0.01%, dated 12/31/08, due 1/02/09, total to be received $6,243,003 (secured by U.S. Treasury and Federal Agency obligations and Mortgage Backed securities in a jointly traded account), at Cost	$6,243,000	$6,243,000

COLLATERAL FOR SECURITIES LOANED – 0.1%
Navigator Securities Lending Prime Portfolio, at Cost and Net Asset Value	229,161	$229,161

Total Investments (Identified Cost, $180,049,981)		$146,152,211

OTHER ASSETS, LESS LIABILITIES – (0.8)%		(1,204,616)

Net Assets – 100.0%		$144,947,595

(a)	Non-income producing security.

(l)	All or a portion of this security is on loan.

The following abbreviations are used in this report and are defined:

ADR	American Depository Receipt

See Notes to Financial Statements

9

FINANCIAL STATEMENTS  |  STATEMENT OF ASSETS AND LIABILITIES

This statement represents your fund’s balance sheet, which details the assets and liabilities comprising the total value of the fund.

At 12/31/08
Assets
Investments, at value, including $225,074 of securities on loan (identified cost, $180,049,981)	$146,152,211
Cash	643
Receivable for fund shares sold	22,363
Interest and dividends receivable	208,266
Other assets	8,352
Total assets		$146,391,835
Liabilities
Payable for investments purchased	$1,012,246
Payable for fund shares reacquired	98,989
Collateral for securities loaned, at value	229,161
Payable to affiliates
Management fee	5,818
Distribution fees	177
Administrative services fee	402
Payable for trustees’ compensation	253
Accrued expenses and other liabilities	97,194
Total liabilities		$1,444,240
Net assets		$144,947,595
Net assets consist of
Paid-in capital	$540,917,114
Unrealized appreciation (depreciation) on investments and translation of assets and liabilities in foreign currencies	(33,898,723)
Accumulated net realized gain (loss) on investments and foreign currency transactions	(362,451,979)
Undistributed net investment income	381,183
Net assets		$144,947,595
Shares of beneficial interest outstanding		10,378,386
Initial Class shares
Net assets	$131,691,812
Shares outstanding	9,414,594
Net asset value per share		$13.99
Service Class shares
Net assets	$13,255,783
Shares outstanding	963,792
Net asset value per share		$13.75

See Notes to Financial Statements

10

FINANCIAL STATEMENTS  |  STATEMENT OF OPERATIONS

This statement describes how much your fund earned in investment income and accrued in expenses. It also describes any gains and/or losses generated by fund operations.

Year ended 12/31/08
Net investment income
Income
Dividends	$2,133,700
Income on securities loaned	166,557
Interest	148,357
Foreign taxes withheld	(64,246)
Total investment income		$2,384,368
Expenses
Management fee	$1,643,971
Distribution fees	46,844
Administrative services fee	66,514
Trustees’ compensation	30,298
Custodian fee	75,017
Shareholder communications	37,635
Auditing fees	46,468
Legal fees	7,128
Miscellaneous	19,273
Total expenses		$1,973,148
Fees paid indirectly	(1,238)
Net expenses		$1,971,910
Net investment income		$412,458
Realized and unrealized gain (loss) on investments and foreign currency transactions
Realized gain (loss) (identified cost basis)
Investment transactions	$(18,355,968)
Foreign currency transactions	(30,280)
Net realized gain (loss) on investments and foreign currency transactions		$(18,386,248)
Change in unrealized appreciation (depreciation)
Investments	$(75,442,326)
Translation of assets and liabilities in foreign currencies	(6,015)
Net unrealized gain (loss) on investments and foreign currency translation		$(75,448,341)
Net realized and unrealized gain (loss) on investments and foreign currency		$(93,834,589)
Change in net assets from operations		$(93,422,131)

See Notes to Financial Statements

11

FINANCIAL STATEMENTS  |  STATEMENTS OF CHANGES IN NET ASSETS

These statements describe the increases and/or decreases in net assets resulting from operations, any distributions, and any shareholder transactions.

For years ended 12/31	2008	2007
Change in net assets
From operations
Net investment income	$412,458	$511,575
Net realized gain (loss) on investments and foreign currency transactions	(18,386,248)	50,100,124
Net unrealized gain (loss) on investments and foreign currency translation	(75,448,341)	8,143,212
Change in net assets from operations	$(93,422,131)	$58,754,911
Distributions declared to shareholders
From net investment income
Initial Class	$(498,653)	$—
Change in net assets from fund share transactions	$(48,993,679)	$(84,395,640)
Total change in net assets	$(142,914,463)	$(25,640,729)
Net assets
At beginning of period	287,862,058	313,502,787
At end of period (including undistributed net investment income of $381,183 and $497,658, respectively)	$144,947,595	$287,862,058

See Notes to Financial Statements

12

FINANCIAL STATEMENTS  |  FINANCIAL HIGHLIGHTS

The financial highlights table is intended to help you understand the fund’s financial performance for the past 5 years. Certain information reflects financial results for a single fund share. The total returns in the table represent the rate by which an investor would have earned (or lost) on an investment in the fund share class (assuming reinvestment of all distributions) held for the entire period.

Initial Class	Years ended 12/31
	2008	2007	2006	2005	2004
Net asset value, beginning of period	$22.37	$18.45	$17.08	$15.65	$13.82
Income (loss) from investment operations
Net investment income (loss) (d)	$0.04	$0.04	$(0.02)	$(0.04)	$(0.02)
Net realized and unrealized gain (loss) on investments and foreign currency	(8.37)	3.88	1.39	1.47	1.85
Total from investment operations	$(8.33)	$3.92	$1.37	$1.43	$1.83
Less distributions declared to shareholders
From net investment income	$(0.05)	$—	$—	$—	$—
Net asset value, end of period	$13.99	$22.37	$18.45	$17.08	$15.65
Total return (%) (k)(s)	(37.33)	21.25	8.02	9.14	13.24 (b)
Ratios (%) (to average net assets) and Supplemental data:
Expenses (f)	0.88	0.84	0.83	0.84	0.80
Net investment income (loss)	0.21	0.19	(0.14)	(0.26)	(0.13)
Portfolio turnover	120	76	123	88	94
Net assets at end of period (000 Omitted)	$131,692	$264,089	$291,965	$350,083	$414,811

Service Class	Years ended 12/31
	2008	2007	2006	2005	2004
Net asset value, beginning of period	$22.01	$18.19	$16.89	$15.51	$13.73
Income (loss) from investment operations
Net investment loss (d)	$(0.01)	$(0.01)	$(0.07)	$(0.08)	$(0.05)
Net realized and unrealized gain (loss) on investments and foreign currency	(8.25)	3.83	1.37	1.46	1.83
Total from investment operations	$(8.26)	$3.82	$1.30	$1.38	$1.78
Net asset value, end of period	$13.75	$22.01	$18.19	$16.89	$15.51
Total return (%) (k)(s)	(37.53)	21.00	7.70	8.90	12.96 (b)
Ratios (%) (to average net assets) and Supplemental data:
Expenses (f)	1.13	1.09	1.08	1.09	1.06
Net investment loss	(0.04)	(0.06)	(0.38)	(0.51)	(0.36)
Portfolio turnover	120	76	123	88	94
Net assets at end of period (000 Omitted)	$13,256	$23,773	$21,538	$21,597	$22,139

(b)	The fund’s net asset value and total return calculation include a non-recurring accrual recorded as a result of an administrative proceeding regarding disclosure of brokerage allocation practices in connection with fund sales. The non-recurring accrual resulted in an increase in the net asset value of $0.01 per share based on shares outstanding on the day the accrual was recorded.

(d)	Per share data is based on average shares outstanding.

(f)	Ratios do not reflect reductions from fees paid indirectly, if applicable.

(k)	The total return does not reflect expenses that apply to separate accounts. Inclusion of these charges would reduce the total return figures for all periods shown.

(s)	From time to time the fund may receive proceeds from litigation settlements, without which performance would be lower.

See Notes to Financial Statements

13

NOTES TO FINANCIAL STATEMENTS

(1)	Business and Organization

MFS Growth Portfolio (formerly MFS Emerging Growth Portfolio) (the fund) is a series of MFS Variable Insurance Trust II (the trust). The trust is organized as a Massachusetts business trust and is registered under the Investment Company Act of 1940, as amended, as an open-end management investment company. The shares of the fund are sold to variable accounts established by insurance companies to fund benefits under variable contracts issued by such companies, and qualified retirement and pension plans.

(2)	Significant Accounting Policies

General – The preparation of financial statements in conformity with U.S. generally accepted accounting principles requires management to make estimates and assumptions that affect the reported amounts of assets and liabilities, and disclosure of contingent assets and liabilities at the date of the financial statements and the reported amounts of revenues and expenses during the reporting period. Actual results could differ from those estimates. The fund can invest in foreign securities, including securities of emerging market issuers. Investments in foreign securities are vulnerable to the effects of changes in the relative values of the local currency and the U.S. dollar and to the effects of changes in each country’s legal, political, and economic environment. The markets of emerging markets countries are generally more volatile than the markets of developed countries with more mature economies. All of the risks of investing in foreign securities previously described are heightened when investing in emerging markets countries.

Investment Valuations – Equity securities, including restricted equity securities, are generally valued at the last sale or official closing price as reported by a third party pricing service on the market or exchange on which they are primarily traded. For securities for which there were no sales reported that day, equity securities are generally valued at the last quoted daily bid quotation as reported by a third party pricing service on the market or exchange on which they are primarily traded. For securities held short for which there were no sales reported for the day, the position is generally valued at the last quoted daily ask quotation as reported by a third party pricing service on the market or exchange on which such securities are primarily traded. Short-term instruments with a maturity at issuance of 60 days or less may be valued at amortized cost, which approximates market value. Exchange-traded options are generally valued at the last sale or official closing price as reported by a third party pricing service on the exchange on which such options are primarily traded. Exchange-traded options for which there were no sales reported that day are generally valued at the last daily bid quotation as reported by a third party pricing service on the exchange on which such options are primarily traded. Options not traded on an exchange are generally valued at a broker-dealer bid quotation. Foreign currency options are generally valued using an external pricing model that uses market data from a third party source. Open-end investment companies are generally valued at net asset value per share. Securities and other assets generally valued on the basis of information from a third party pricing service may also be valued at a broker-dealer bid quotation. Values obtained from pricing services can utilize both dealer-supplied valuations and electronic data processing techniques, which take into account factors such as institutional-size trading in similar groups of securities, yield, quality, coupon rate, maturity, type of issue, trading characteristics, and other market data. The values of foreign securities and other assets and liabilities expressed in foreign currencies are converted to U.S. dollars using the mean of bid and asked prices for rates reported by a third party pricing service.

The Board of Trustees has delegated primary responsibility for determining or causing to be determined the value of the fund’s investments (including any fair valuation) to the adviser pursuant to valuation policies and procedures approved by the Board. If the adviser determines that reliable market quotations are not readily available, investments are valued at fair value as determined in good faith by the adviser in accordance with such procedures under the oversight of the Board of Trustees. Under the fund’s valuation policies and procedures, market quotations are not considered to be readily available for most types of debt instruments and floating rate loans and many types of derivatives. These investments are generally valued at fair value based on information from third party pricing services. In addition, investments may be valued at fair value if the adviser determines that an investment’s value has been materially affected by events occurring after the close of the exchange or market on which the investment is principally traded (such as foreign exchange or market) and prior to the determination of the fund’s net asset value, or after the halting of trading of a specific security where trading does not resume prior to the close of the exchange or market on which the security is principally traded. Events that occur on a frequent basis after foreign markets close (such as developments in foreign markets and significant movements in the U.S. markets) and prior to the determination of the fund’s net asset value may be deemed to have a material affect on the value of securities traded in foreign markets. Accordingly, the fund’s foreign equity securities may often be valued at fair value. The adviser may rely on third party pricing services or other information (such as the correlation with price movements of similar securities in the same or other markets; the type, cost and investment characteristics of the security; the business and financial condition of the issuer; and trading and other market data) to assist in determining whether to fair value and at what value to fair value an investment. The value of an investment for purposes of calculating the fund’s net asset value can differ depending on the source and method used to determine value. When fair valuation is used, the value of investments used to determine the fund’s net asset value may differ from quoted or published prices for the same investments.

14

Notes to Financial Statements – continued

The fund adopted FASB Statement No. 157, Fair Value Measurements (the “Statement”). This Statement provides a single definition of fair value, a hierarchy for measuring fair value and expanded disclosures about fair value measurements.

Various inputs are used in determining the value of the fund’s assets or liabilities carried at market value. These inputs are categorized into three broad levels. Level 1 includes quoted prices in active markets for identical assets or liabilities. Level 2 includes other significant observable market-based inputs (including quoted prices for similar securities, interest rates, prepayment speed, and credit risk). Level 3 includes unobservable inputs, which may include the adviser’s own assumptions in determining the fair value of investments. Other financial instruments are derivative instruments not reflected in total investments, such as futures, forwards, swap contracts and written options. The following is a summary of the levels used as of December 31, 2008 in valuing the fund’s assets or liabilities carried at market value:

	Level 1	Level 2	Level 3	Total
Investments in Securities	$135,434,526	$10,717,685	$—	$146,152,211
Other Financial Instruments	$—	$—	$—	$—

Repurchase Agreements – The fund may enter into repurchase agreements with approved counterparties. Each repurchase agreement is recorded at cost. The fund requires that the securities collateral in a repurchase transaction be transferred to a custodian. The fund monitors, on a daily basis, the value of the collateral to ensure that its value, including accrued interest, is greater than amounts owed to the fund under each such repurchase agreement. The fund and other funds managed by Massachusetts Financial Services Company (MFS), may utilize a joint trading account for the purpose of entering into one or more repurchase agreements.

Foreign Currency Translation – Purchases and sales of foreign investments, income, and expenses are converted into U.S. dollars based upon currency exchange rates prevailing on the respective dates of such transactions or on the reporting date for foreign denominated receivables and payables. Gains and losses attributable to foreign currency exchange rates on sales of securities are recorded for financial statement purposes as net realized gains and losses on investments. Gains and losses attributable to foreign exchange rate movements on receivables, payables, income and expenses are recorded for financial statement purposes as foreign currency transaction gains and losses. That portion of both realized and unrealized gains and losses on investments that results from fluctuations in foreign currency exchange rates is not separately disclosed.

Derivative Risk – The fund may invest in derivatives for hedging or non-hedging purposes. While hedging can reduce or eliminate losses, it can also reduce or eliminate gains. When the fund uses derivatives as an investment to gain market exposure, or for hedging purposes, gains and losses from derivative instruments may be substantially greater than the derivative’s original cost. Cash that has been segregated on behalf of certain derivative contracts will be reported separately on the Statement of Assets and Liabilities as restricted cash. On some over-the-counter derivatives, the fund attempts to reduce its exposure to counterparty credit risk by entering into an ISDA Master Agreement on a bilateral basis with each of the counterparties with whom it undertakes a significant volume of transactions. The ISDA Master Agreement gives the fund the right, upon an event of default by the applicable counterparty, to close out all transactions traded under such agreement and to net amounts owed under each transaction to one net amount payable by one party to the other. This right to close out and net payments across all transactions traded under the ISDA Master Agreement could result in a reduction of the fund’s credit risk to such counterparty equal to any amounts payable by the fund under the applicable transactions, if any. However, absent an event of default by the counterparty, the ISDA Master Agreement does not result in an offset of reported balance sheet assets and liabilities across transactions between the fund and the applicable counterparty. Derivative instruments include purchased options.

In March 2008, FASB Statement No. 161, Disclosures about Derivative Instruments and Hedging Activities (the “Standard”) was issued, and is effective for financial statements issued for fiscal years and interim periods beginning after November 15, 2008. This Standard provides enhanced disclosures about the fund’s use of and accounting for derivative instruments and the effect of derivative instruments on the fund’s results of operations and financial position. Management is evaluating the application of the Standard to the fund, and has not at this time determined the impact, if any, resulting from the adoption of this Standard on the fund’s financial statements.

FASB Staff Position (FSP) 133-1 was implemented during the period. FSP 133-1 amends FAS 133 to require sellers of credit derivatives to make disclosures that will enable financial statement users to assess the potential effects of those credit derivatives on an entity’s financial position, financial performance and cash flows. There was no impact from implementing FSP 133-1 as the fund did not hold any of these credit derivatives at period end.

Purchased Options – The fund may purchase call or put options for a premium. Purchasing call options may be a hedge against an anticipated increase in the dollar cost of securities to be acquired or to increase the fund’s exposure to the underlying instrument. Purchasing put options may hedge against a decline in the value of portfolio securities. The premium paid is included as an investment in the Statement of Assets and Liabilities and is subsequently adjusted to the current value of the option. Premiums paid for purchased options which have expired are treated as realized losses on investments in the

15

Notes to Financial Statements – continued

Statement of Operations. Premiums paid for purchased options which are exercised or closed are added to the amount paid or offset against the proceeds on the underlying security or financial instrument to determine the realized gain or loss. The risk of loss associated with purchased options is limited to the premium paid.

Security Loans – State Street Bank and Trust Company (“State Street”), as lending agent, may loan the securities of the fund to certain qualified institutions (the “Borrowers”) approved by the fund. The loans are collateralized by cash and/or U.S. Treasury and federal agency obligations in an amount typically at least equal to the market value of the securities loaned. State Street provides the fund with indemnification against Borrower default. The fund bears the risk of loss with respect to the investment of cash collateral. On loans collateralized by cash, the cash collateral is invested in a money market fund or short-term securities. A portion of the income generated upon investment of the collateral is remitted to the Borrowers, and the remainder is allocated between the fund and the lending agent. On loans collateralized by U.S. Treasury and/or federal agency obligations, a fee is received from the Borrower, and is allocated between the fund and the lending agent. Income from securities lending is separately reported on the Statement of Operations. The dividend and interest income earned on the securities loaned is accounted for in the same manner as other dividend and interest income.

Indemnifications – Under the fund’s organizational documents, its officers and trustees may be indemnified against certain liabilities and expenses arising out of the performance of their duties to the fund. Additionally, in the normal course of business, the fund enters into agreements with service providers that may contain indemnification clauses. The fund’s maximum exposure under these agreements is unknown as this would involve future claims that may be made against the fund that have not yet occurred.

Investment Transactions and Income – Investment transactions are recorded on the trade date. Interest income is recorded on the accrual basis. All premium and discount is amortized or accreted for financial statement purposes in accordance with U.S. generally accepted accounting principles. Dividends received in cash are recorded on the ex-dividend date. Certain dividends from foreign securities will be recorded when the fund is informed of the dividend if such information is obtained subsequent to the ex-dividend date. Dividend and interest payments received in additional securities are recorded on the ex-dividend or ex-interest date in an amount equal to the value of the security on such date.

The fund may receive proceeds from litigation settlements. Any proceeds received from litigation involving portfolio holdings are reflected in the Statement of Operations in realized gain/loss if the security has been disposed of by the fund or in unrealized gain/loss if the security is still held by the fund. Any other proceeds from litigation not related to portfolio holdings are reflected as other income in the Statement of Operations.

Fees Paid Indirectly – The fund’s custody fee may be reduced according to an arrangement that measures the value of cash deposited with the custodian by the fund. This amount, for the year ended December 31, 2008, is shown as a reduction of total expenses on the Statement of Operations.

Tax Matters and Distributions – The fund intends to qualify as a regulated investment company, as defined under Subchapter M of the Internal Revenue Code, and to distribute all of its taxable income, including realized capital gains. As a result, no provision for federal income tax is required. Each of the fund’s federal tax returns for the prior three fiscal years remains subject to examination by the Internal Revenue Service. Foreign taxes, if any, have been accrued by the fund in the accompanying financial statements.

Distributions to shareholders are recorded on the ex-dividend date. Income and capital gain distributions are determined in accordance with income tax regulations, which may differ from U.S. generally accepted accounting principles. Certain capital accounts in the financial statements are periodically adjusted for permanent differences in order to reflect their tax character. These adjustments have no impact on net assets or net asset value per share. Temporary differences which arise from recognizing certain items of income, expense, gain or loss in different periods for financial statement and tax purposes will reverse at some time in the future. Distributions in excess of net investment income or net realized gains are temporary overdistributions for financial statement purposes resulting from differences in the recognition or classification of income or distributions for financial statement and tax purposes.

Book/tax differences primarily relate to wash sale loss deferrals.

The tax character of distributions declared to shareholders for the last fiscal year is as follows:

12/31/08
Ordinary income (including any short-term capital gains)	$498,653

16

Notes to Financial Statements – continued

The federal tax cost and the tax basis components of distributable earnings were as follows:

As of 12/31/08
Cost of investments	$182,094,819
Gross appreciation	3,782,011
Gross depreciation	(39,724,619)
Net unrealized appreciation (depreciation)	$(35,942,608)
Undistributed ordinary income	381,183
Capital loss carryforwards	(360,134,345)
Other temporary differences	(273,749)

As of December 31, 2008, the fund had capital loss carryforwards available to offset future realized gains. Such losses expire as follows:

12/31/09	$(114,567,621)
12/31/10	(229,227,867)
12/31/16	(16,338,857)
$(360,134,345)

Multiple Classes of Shares of Beneficial Interest – The fund offers multiple classes of shares, which differ in their respective distribution fees. The fund’s income, realized and unrealized gain (loss), and common expenses are allocated to shareholders based on the daily net assets of each class. Dividends are declared separately for each class. Differences in per share dividend rates are generally due to differences in separate class expenses.

(3)	Transactions with Affiliates

Investment Adviser – The fund has an investment advisory agreement with MFS to provide overall investment management and related administrative services and facilities to the fund.

The management fee is computed daily and paid monthly at the following annual rates:

First $300 million of average daily net assets	0.75%
Average daily net assets in excess of $300 million	0.675%

The management fee incurred for the year ended December 31, 2008 was equivalent to an annual effective rate of 0.75% of the fund’s average daily net assets.

Distributor – MFS Fund Distributors, Inc. (MFD), a wholly-owned subsidiary of MFS, is the distributor of shares of the fund. The Trustees have adopted a distribution plan for the Service Class shares pursuant to Rule 12b-1 under the Investment Company Act of 1940.

The fund’s distribution plan provides that the fund will pay MFD distribution fees equal to 0.25% per annum of its average daily net assets attributable to Service Class shares as partial consideration for services performed and expenses incurred by MFD and financial intermediaries in connection with the sale and distribution of the fund’s Service Class shares and the sale and distribution of the variable annuity or variable life insurance contracts investing indirectly in Service Class shares. MFD may subsequently pay all, or a portion, of the distribution fees to financial intermediaries.

Shareholder Servicing Agent – MFS Service Center, Inc. (MFSC), a wholly-owned subsidiary of MFS, has contracted to provide transfer agent and recordkeeping functions in connection with the issuance, transfer, and redemption of each class of shares of the fund under a Shareholder Servicing Agent Agreement. During the year ended December 31, 2008, the fund did not pay MFSC a fee for this service.

Administrator – MFS provides certain financial, legal, shareholder communications, compliance, and other administrative services to the fund. Under an administrative services agreement, the fund partially reimburses MFS the costs incurred to provide these services. The fund is charged an annual fixed amount of $10,000 plus a fee based on average daily net assets.

The administrative services fee incurred for the year ended December 31, 2008 was equivalent to an annual effective rate of 0.0303% of the fund’s average daily net assets.

Trustees’ and Officers’ Compensation – The fund pays compensation to trustees in the form of a retainer, attendance fees, and additional compensation to the Board chairperson. The fund does not pay compensation directly to officers of the fund who are also officers of the investment adviser, all of whom receive remuneration for their services to the fund from MFS. Certain officers of the fund are officers or directors of MFS, MFD, and MFSC.

Other – This fund and certain other MFS funds (the funds) have entered into services agreements (the Agreements) which provide for payment of fees by the funds to Tarantino LLC and Griffin Compliance LLC in return for the provision of services

17

Notes to Financial Statements – continued

of an Independent Chief Compliance Officer (ICCO) and Assistant ICCO, respectively, for the funds. The ICCO and Assistant ICCO are officers of the funds and the sole members of Tarantino LLC and Griffin Compliance LLC, respectively. The funds can terminate the Agreements with Tarantino LLC and Griffin Compliance LLC at any time under the terms of the Agreements. MFS has agreed to bear all expenses associated with office space, other administrative support, and supplies provided to the ICCO and Assistant ICCO. For the year ended December 31, 2008, the aggregate fees paid by the fund to Tarantino LLC and Griffin Compliance LLC were $2,049 and are included in miscellaneous expense on the Statement of Operations.

(4)	Portfolio Securities

Purchases and sales of investments, other than U.S. Government securities, purchased option transactions, and short-term obligations, aggregated $257,123,662 and $303,803,050, respectively.

(5)	Shares of Beneficial Interest

The fund’s Declaration of Trust permits the Trustees to issue an unlimited number of full and fractional shares of beneficial interest. Transactions in fund shares were as follows:

	Year ended 12/31/08		Year ended 12/31/07
	Shares	Amount	Shares	Amount
Shares sold
Initial Class	231,630	$3,957,438	161,845	$3,489,291
Service Class	157,569	2,631,563	135,591	2,781,765
	389,199	$6,589,001	297,436	$6,271,056
Shares issued to shareholders in reinvestment of distributions
Initial Class	22,143	$498,653	—	$—
Shares reacquired
Initial Class	(2,644,192)	$(51,102,967)	(4,183,471)	$(85,816,341)
Service Class	(274,074)	(4,978,366)	(239,255)	(4,850,355)
	(2,918,266)	$(56,081,333)	(4,422,726)	$(90,666,696)
Net change
Initial Class	(2,390,419)	$(46,646,876)	(4,021,626)	$(82,327,050)
Service Class	(116,505)	(2,346,803)	(103,664)	(2,068,590)
	(2,506,924)	$(48,993,679)	(4,125,290)	$(84,395,640)

(6)	Line of Credit

The fund and other funds managed by MFS participate in a $1 billion unsecured committed line of credit provided by a syndication of banks under a credit agreement. In addition, the fund and other funds managed by MFS have established uncommitted borrowing arrangements with certain banks. Borrowings may be made for temporary financing needs. Interest is charged to each fund, based on its borrowings, generally at a rate equal to the Federal Reserve funds rate plus 0.30%. In addition, a commitment fee, based on the average daily, unused portion of the committed line of credit, is allocated among the participating funds at the end of each calendar quarter. For the year ended December 31, 2008, the fund’s commitment fee and interest expense were $1,107 and $0, respectively, and are included in miscellaneous expense on the Statement of Operations.

18

REPORT OF INDEPENDENT REGISTERED PUBLIC ACCOUNTING FIRM

To the Board of Trustees of MFS Variable Insurance Trust II and the Shareholders of

MFS Growth Portfolio (formerly MFS Emerging Growth Portfolio):

We have audited the accompanying statement of assets and liabilities, including the portfolio of investments, of MFS Growth Portfolio (the “Fund”) (one of the portfolios comprising MFS Variable Insurance Trust II) as of December 31, 2008, and the related statement of operations for the year then ended, the statements of changes in net assets for each of the two years in the period then ended, and the financial highlights for each of the five years in the period then ended. These financial statements and financial highlights are the responsibility of the Fund’s management. Our responsibility is to express an opinion on these financial statements and financial highlights based on our audits.

We conducted our audits in accordance with the standards of the Public Company Accounting Oversight Board (United States). Those standards require that we plan and perform the audit to obtain reasonable assurance about whether the financial statements and financial highlights are free of material misstatement. The Fund is not required to have, nor were we engaged to perform, an audit of its internal control over financial reporting. Our audits included consideration of internal control over financial reporting as a basis for designing audit procedures that are appropriate in the circumstances, but not for the purpose of expressing an opinion on the effectiveness of the Fund’s internal control over financial reporting. Accordingly, we express no such opinion. An audit also includes examining, on a test basis, evidence supporting the amounts and disclosures in the financial statements, assessing the accounting principles used and significant estimates made by management, as well as evaluating the overall financial statement presentation. Our procedures included confirmation of securities owned as of December 31, 2008, by correspondence with the custodian and brokers; where replies were not received from brokers, we performed other auditing procedures. We believe that our audits provide a reasonable basis for our opinion.

In our opinion, the financial statements and financial highlights referred to above present fairly, in all material respects, the financial position of MFS Growth Portfolio as of December 31, 2008, the results of its operations for the year then ended, the changes in its net assets for each of the two years in the period then ended, and the financial highlights for each of the five years in the period then ended, in conformity with accounting principles generally accepted in the United States of America.

DELOITTE & TOUCHE LLP

Boston, Massachusetts

February 19, 2009

19

TRUSTEES AND OFFICERS – IDENTIFICATION AND BACKGROUND

The Trustees and officers of the Trust, as of February 1, 2009, are listed below, together with their principal occupations during the past five years. (Their titles may have varied during that period.) The address of each Trustee and officer is 500 Boylston Street, Boston, Massachusetts 02116.

Name, Date of Birth	Position(s) Held with Fund	Trustee/Officer Since (1)	Principal Occupations During the Past Five Years and Other Directorships (2)
INTERESTED TRUSTEE
David D. Horn (3) (born 6/07/41)	Trustee	April 1986	Private investor; Sun Life Assurance Company of Canada, Senior Vice President and General Manager for the United States (until 1997); Director (until March 2004)

INDEPENDENT TRUSTEES
J. Kermit Birchfield (born 1/08/40)	Chairman	May 1997	Consultant; Century Partners, Inc. (investments), Director; Displaytech, Inc. (technology), Director; Dessin Fournir LLC (furniture manufacturer), Director (2005 to present); Intermountain Gas Company, Inc. & Intermountain Industries, Inc. (oil & gas exploration and production), Director; Site Watch LLC (software to monitor oil tanks), Managing Director (2006 to present); Juridica Investments (fund investing in judicial matters), Director (2007 to present); HPSC, Inc. (medical financing), Director (until January 2004)

Robert C. Bishop (born 1/13/43)	Trustee	May 2001	AutoImmune, Inc. (pharmaceutical product development), Chairman, President and Chief Executive Officer; Caliper Life Sciences Corp. (laboratory analytical instruments), Director; Millipore Corporation (purification/filtration products), Director; Waterstreet Capital (leverage buyouts), Advisory Board (August 2006 to present); Optobionics Corporation (ophthalmic devices), Director (2002 to 2007)

Frederick H. Dulles (born 3/12/42)	Trustee	May 2001	Ten State International Law PLLC (law firm), Of Counsel (since 2006); Prudential Carolina Real Estate, (real estate), Broker (since 2006); Free Enterprise Foundation, Inc. (research institute), Director & Secretary (until 2008); Disher, Hamrick & Myers Residential, Inc. (real estate) Broker (2005 until 2006); Frederick H. Dulles law practice (until 2006); Ten State Street LLP (law firm), Member (until 2005)

Marcia A. Kean (born 6/30/48)	Trustee	April 2005	Feinstein Kean Healthcare (consulting), Chief Executive Officer

Ronald G. Steinhart (born 6/15/40)	Trustee	May 2001	Private investor; Penske Automotive Group (automotive retailer), Director; Animal Health International, Inc. (animal health products), Director (since 2007); Texas Industries (concrete/aggregates/cement), Director (since 2007); Penson Worldwide, Inc. (securities clearance), Director (since 2006); Carreker Corporation (technology consulting) Director (until 2005); Prentiss Properties Trust (real estate investment trust), Director (until 2006)

Haviland Wright (born 7/21/48)	Trustee	May 2001	Profitability of Hawaii (software), Chief Development Officer (since December 2008); Elixir Technologies Corporation (software) Director (since 2005); Nano Loa Inc. (liquid crystal displays), Director

TRUSTEE EMERITUS
Samuel Adams (born 10/19/25)	Trustee Emeritus		Retired; K&L Gates LLP (law firm), Of Counsel

OFFICERS
Maria F. Dwyer (4) (born 12/01/58)	President	November 2005	Massachusetts Financial Services Company, Executive Vice President and Chief Regulatory Officer (since March 2004) Chief Compliance Officer (since December 2006); Fidelity Management & Research Company, Vice President (prior to March 2004); Fidelity Group of Funds, President and Treasurer (until March 2004)

Christopher R. Bohane (4) (born 1/18/74)	Assistant Secretary and Assistant Clerk	July 2005	Massachusetts Financial Services Company, Vice President and Senior Counsel

John M. Corcoran (4) (born 4/13/65)	Treasurer	October 2008	Massachusetts Financial Services Company, Senior Vice President (since October 2008); State Street Bank and Trust (financial services provider), Senior Vice President, (until September 2008)

Ethan D. Corey (4) (born 11/21/63)	Assistant Secretary and Assistant Clerk	July 2005	Massachusetts Financial Services Company, Senior Vice President and Associate General Counsel (since 2004); Dechert LLP (law firm), Counsel (prior to December 2004)

David L. DiLorenzo (4) (born 8/10/68)	Assistant Treasurer	July 2005	Massachusetts Financial Services Company, Vice President (since June 2005); JP Morgan Investor Services, Vice President (until June 2005)

Timothy M. Fagan (4) (born 7/10/68)	Assistant Secretary and Assistant Clerk	September 2005	Massachusetts Financial Services Company, Vice President and Senior Counsel (since September 2005); John Hancock Advisers, LLC, Vice President, Senior Attorney and Chief Compliance Officer (until August 2005)

20

Trustees and Officers – continued

Name, Date of Birth	Position(s) Held with Fund	Trustee/Officer Since (1)	Principal Occupations During the Past Five Years and Other Directorships (2)
Mark D. Fischer (4) (born 10/27/70)	Assistant Treasurer	July 2005	Massachusetts Financial Services Company, Vice President (since May 2005); JP Morgan Investment Management Company, Vice President (until May 2005)

Robyn L. Griffin (born 7/04/75)	Assistant Independent Chief Compliance Officer	August 2008	Griffin Compliance LLC (provider of compliance services), Principal (since August 2008); State Street Corporation (financial services provider), Mutual Fund Administration Assistant Vice President (October 2006 – July 2008); Liberty Mutual Group (insurance), Personal Market Assistant Controller (April 2006 – October 2006); Deloitte & Touche LLP (professional services firm), Senior Manager (prior to April 2006)

Brian E. Langenfeld (4) (born 3/07/73)	Assistant Secretary and Assistant Clerk	May 2006	Massachusetts Financial Services Company, Vice President and Senior Counsel (since May 2006); John Hancock Advisers, LLC, Assistant Vice President and Counsel (until April 2006)

Ellen Moynihan (4) (born 11/13/57)	Assistant Treasurer	May 1997	Massachusetts Financial Services Company, Senior Vice President

Susan S. Newton (4) (born 3/07/50)	Assistant Secretary and Assistant Clerk	May 2005	Massachusetts Financial Services Company, Senior Vice President and Associate General Counsel (since April 2005); John Hancock Advisers, LLC, Senior Vice President, Secretary and Chief Legal Officer (until April 2005)

Susan A. Pereira (4) (born 11/05/70)	Assistant Secretary and Assistant Clerk	July 2005	Massachusetts Financial Services Company, Vice President and Senior Counsel (since June 2004); Bingham McCutchen LLP (law firm), Associate (until June 2004)

Mark N. Polebaum (4) (born 5/01/52)	Secretary and Clerk	February 2006	Massachusetts Financial Services Company, Executive Vice President, General Counsel and Secretary (since January 2006); Wilmer Cutler Pickering Hale and Dorr LLP (law firm), Partner (until January 2006)

Frank L. Tarantino (born 3/07/44)	Independent Chief Compliance Officer	September 2004	Tarantino LLC (provider of compliance services), Principal (since June 2004); CRA Business Strategies Group (consulting services), Executive Vice President (until June 2004)

Richard S. Weitzel (4) (born 7/16/70)	Assistant Secretary and Assistant Clerk	October 2007	Massachusetts Financial Services Company, Vice President and Assistant General Counsel (since 2004); Massachusetts Department of Business and Technology, General Counsel (until April 2004)

James O. Yost (4) (born 6/12/60)	Assistant Treasurer	April 1992	Massachusetts Financial Services Company, Senior Vice President

(1)	Date first appointed to serve as Trustee/Officer of an MFS fund or a Compass variable account. Each Trustee has served continuously since appointment.

(2)	Directorships or trusteeships of companies required to report to the Securities and Exchange Commission (i.e., “public companies”).

(3)	“Interested person” of the Trust, within the meaning of the Investment Company Act of 1940 (referred to as the 1940 Act), which is the principal federal law governing investment companies like the Trust, as a result of position with Sun Life of Canada (U.S.). The address of Sun Life of Canada (U.S.) is One Sun Life Executive Park, Wellesley Hills, Massachusetts 02481.

(4)	“Interested person” of MFS within the meaning of the 1940 Act. The address of MFS is 500 Boylston Street, Boston, Massachusetts 02116.

The Trust does not hold annual meetings for the purpose of electing Trustees, and Trustees are not elected for fixed terms. Each Trustee and officer holds office until his or her successor is chosen and qualified, or until his or her earlier death, resignation, retirement or removal.

All Trustees currently serve as Trustees of the Trust and have served in that capacity since originally elected or appointed. All of the Trustees are also Managers of the Compass Variable Accounts. The executive officers of the Trust hold similar offices for the Compass Variable Accounts and other funds in the MFS fund complex. As of January 1, 2009, each Trustee serves as a Trustee or Manager of 35 Accounts/Funds.

The Statement of Additional Information contains further information about the Trustees and is available without charge upon request by calling 1-800-752-7215.

Investment Adviser Massachusetts Financial Services Company 500 Boylston Street, Boston, MA 02116-3741	Custodian State Street Bank and Trust 1 Lincoln Street, Boston, MA 02111-2900
Distributor MFS Fund Distributors, Inc. 500 Boylston Street, Boston, MA 02116-3741	Independent Registered Public Accounting Firm Deloitte & Touche LLP 200 Berkeley Street, Boston, MA 02116
Portfolio Manager Eric Fischman

21

BOARD REVIEW OF INVESTMENT ADVISORY AGREEMENT

The Investment Company Act of 1940 requires that both the full Board of Trustees and a majority of the non-interested (“independent”) Trustees, voting separately, annually approve the continuation of the investment advisory agreement between MFS Variable Insurance Trust II (the “Trust”) and Massachusetts Financial Services Company (“MFS”) on behalf of the Fund. The Trustees consider matters bearing on the Fund and the advisory arrangements at their meetings throughout the year, including a review of performance data at each regular meeting. In addition, the independent Trustees met in May and again in July 2008 (“contract review meetings”) for the specific purpose of considering whether to approve the continuation of the investment advisory agreement for the Fund. The independent Trustees were assisted in their evaluation of the investment advisory agreement by independent legal counsel, from whom they received separate legal advice and with whom they met separately from MFS management during various contract review meetings. The independent Trustees were also assisted in this process by the Fund’s Independent Chief Compliance Officer, a full-time senior officer appointed by and reporting to the independent Trustees.

In connection with their deliberations, the Trustees, including the independent Trustees, considered such information and factors as they believed, in light of the legal advice furnished to them and their own business judgment, to be relevant. The investment advisory agreement was considered separately for the Fund, although the Trustees also took into account the common interests of all Funds in the Trust in their review. As described below, the Trustees considered the nature, quality, and extent of the various investment advisory, administrative, and shareholder services performed by MFS under the existing investment advisory agreement and other arrangements with the Trust.

In connection with their contract review meetings, the Trustees received and relied upon materials which included, among other items: (i) information provided by Lipper Inc. on the investment performance of the Fund for various time periods ended December 31, 2007, compared to the investment performance of a group of funds with substantially similar investment classifications/objectives (the “Lipper performance universe”), (ii) information provided by Lipper Inc. on the Fund’s advisory fees and other expenses compared to the advisory fees and other expenses of comparable funds identified by Lipper (the “Lipper expense group”), (iii) information provided by MFS on the advisory fees of comparable portfolios of its other clients, including institutional separate account and other clients, (iv) information as to whether expense waivers, reimbursements or fee “breakpoints” are observed for the Fund, (v) information regarding MFS’ financial results and financial condition, including MFS’ and certain of its affiliates’ estimated profitability from services performed for the Fund, (vi) MFS’ views regarding the outlook for the mutual fund industry and its strategic business plans, (vii) descriptions of various functions performed by MFS for the Trust, such as compliance monitoring and portfolio trading practices, and (viii) information regarding the overall organization of MFS, including information about MFS’ senior management and other personnel providing investment advisory, administrative and other services to the Fund. The comparative performance, fee and expense information prepared and provided by Lipper Inc. was not independently verified, and the independent Trustees did not independently verify any information provided to them by MFS.

The Trustees’ conclusion as to the continuation of the investment advisory agreement was based on comprehensive consideration of all information provided to the Trustees and not the result of any single factor. Some of the factors that figured particularly in the Trustees’ deliberations are described below for the Fund, while individual Trustees may have given different weight to various factors and evaluated the information presented as a whole differently than another Trustee. The Trustees recognized that the fee arrangements for the Fund reflect years of review and discussion between the independent Trustees and MFS, that certain aspects of such arrangements may receive greater scrutiny in some years than others, and that the Trustees’ conclusions may be based, in part, on their consideration of these same arrangements during the course of the year and in prior years.

Based on information provided by Lipper Inc., the Trustees compared the Fund’s total return investment performance to the performance of a peer group of funds over various time periods. The Trustees placed particular emphasis on the total return performance of the Fund’s Initial Class shares in comparison to the performance of funds in its Lipper performance universe over the one-, three- and five-year periods. The Trustees did not rely on performance results for more recent periods, including those shown elsewhere in this report.

The Trustees noted the performance of the Fund’s Initial Class shares was in the 1st quintile relative to the other funds in the Lipper Classification Index for the one-year period (the 1st quintile being the best performers and the 5th quintile being the worst performers). The total return performance of the Fund was in the 2nd quintile for the three-year period and the five-year period ended December 31, 2007, relative to the Lipper performance universe. Based on the nature and quality of services provided by MFS, the Board of Trustees concluded that the Fund’s performance was satisfactory.

In the course of their deliberations, the Trustees took into account information provided by MFS during contract review meetings, as well as during investment review meetings conducted with portfolio management personnel during the course of the year.

22

Board Review of Investment Advisory Agreement – continued

In assessing the reasonableness of the Fund’s advisory fee, the Trustees considered, among other information, the Fund’s advisory fee and the total expense ratio of the Fund’s Initial Class shares as a percentage of average daily net assets, compared to the advisory fee and total expense ratios of its peer group of funds based on information provided by Lipper Inc. The Trustees also considered the advisory fees charged by MFS to institutional accounts. In comparing these fees, the Trustees considered the generally broader scope of services provided by MFS to the Trust than those provided to institutional accounts. The Trustees also considered the higher demands placed on MFS’ investment personnel and trading infrastructure as a result of the daily cash in-flows and out-flows of the Fund, and the impact on MFS and related expenses due to the more extensive regulatory regime to which the Fund is subject, compared to institutional accounts.

In considering the fees, the Trustees noted from the Lipper data that the Fund’s effective advisory fee rate and total expense ratio were each approximately at the median of such fees and expenses of funds in the Lipper expense group. The Trustees further concluded that the existing breakpoint was sufficient to allow the Fund to benefit from economies of scale as its assets grow. The Trustees concluded that the fees were reasonable in light of the nature and quality of services provided.

The Trustees also considered information prepared by MFS relating to its costs and profits with respect to the Fund and other investment companies and accounts advised by MFS, as well as MFS’ methodologies used to determine and allocate its costs to the Fund and other accounts and products for purposes of estimating profitability.

After reviewing these and other factors described below, the Trustees concluded that the advisory fees charged to the Fund represent reasonable compensation in light of the nature and quality of the services being provided by MFS.

In addition, the Trustees considered MFS’ resources and related efforts to continue to retain, attract and motivate capable personnel to serve the Fund. The Trustees also considered the financial resources of MFS and its parent, Sun Life Financial Inc. The Trustees further considered any advantages and possible disadvantages of having an adviser which also serves other investment companies as well as institutional accounts.

The Trustees also considered the nature, quality, cost, and extent of administrative, transfer agency, and distribution services provided to the Fund by MFS and its affiliates under agreements and plans other than the investment advisory agreement, including the 12b-1 fees the Fund pays to MFS Fund Distributors, Inc., an affiliate of MFS. The Trustees also considered the nature, extent and quality of certain other services MFS performs or arranges on the Fund’s behalf, which may include securities lending programs, directed expense payment programs, class action recovery programs, and MFS’ interaction with third-party service providers, principally custodians and sub-custodians. The Trustees concluded that the various non-advisory services provided by MFS and its affiliates on behalf of the Fund were satisfactory. The Trustees also considered the benefits to MFS from the use of the Fund’s portfolio brokerage commissions to pay for research and other similar services and various other factors. Additionally, the Trustees considered so-called “fall-out benefits” to MFS such as reputational value derived from serving as investment manager to the Trust, and determined that any such benefits derived by MFS were reasonable and fair.

Based on their evaluation of factors that they deemed to be material, including those factors described above, the Board of Trustees, including a majority of the independent Trustees, concluded that the investment advisory agreement should be continued for an additional one-year period, commencing September 1, 2008.

A discussion regarding the Board’s most recent review and renewal of the fund’s Investment Advisory Agreement with MFS is available by clicking on the fund’s name under “Variable Insurance Portfolios-VIT II” in the “Products & Performance” section on the MFS Web site (mfs.com).

23

PROXY VOTING POLICIES AND INFORMATION

A general description of the MFS funds’ proxy voting policies and procedures is available without charge, upon request, by calling
1-800-225-2606, by visiting the Proxy Voting section of mfs.com or by visiting the SEC’s Web site at http://www.sec.gov.

Information regarding how the fund voted proxies relating to portfolio securities during the most recent twelve-month period ended June 30 is available without charge by visiting the Proxy Voting section of mfs.com or by visiting the SEC’s Web site at http://www.sec.gov.

QUARTERLY PORTFOLIO DISCLOSURE

The fund will file a complete schedule of portfolio holdings with the Securities and Exchange Commission (the Commission) for the first and third quarters of each fiscal year on Form N-Q. The fund’s Form N-Q may be reviewed and copied at the:

Public Reference Room

Securities and Exchange Commission

100 F Street, NE, Room 1580

Washington, D.C. 20549

Information on the operation of the Public Reference Room may be obtained by calling the Commission at 1-800-SEC-0330. The fund’s Form N-Q is available on the EDGAR database on the Commission’s Internet Web site at http://www.sec.gov, and copies of this information may be obtained, upon payment of a duplicating fee, by electronic request at the following e-mail address: publicinfo@sec.gov or by writing the Public Reference Section at the above address.

FEDERAL TAX INFORMATION (unaudited)

The following information is provided pursuant to provisions of the Internal Revenue Code.

For corporate shareholders, 100.00% of the ordinary income dividends paid during the fiscal year qualify for the corporate dividends received deduction.

24

MFS® PRIVACY NOTICE

Privacy is a concern for every investor today. At MFS Investment Management® and the MFS funds, we take this concern very seriously. We want you to understand our policies about the investment products and services that we offer, and how we protect the nonpublic personal information of investors who have a direct relationship with us and our wholly owned subsidiaries.

Throughout our business relationship, you provide us with personal information. We maintain information and records about you, your investments, and the services you use. Examples of the nonpublic personal information we maintain include

•	data from investment applications and other forms
•	share balances and transactional history with us, our affiliates, or others
•	facts from a consumer reporting agency

We do not disclose any nonpublic personal information about our customers or former customers to anyone, except as permitted by law. We may share nonpublic personal information with third parties or certain of our affiliates in connection with servicing your account or processing your transactions. We may share information with companies or financial institutions that perform marketing services on our behalf or with other financial institutions with which we have joint marketing arrangements, subject to any legal requirements.

Authorization to access your nonpublic personal information is limited to appropriate personnel who provide products, services, or information to you. We maintain physical, electronic, and procedural safeguards to help protect the personal information we collect about you.

If you have any questions about the MFS privacy policy, please call 1-800-225-2606 any business day between 8 a.m. and 8 p.m. Eastern time.

Note: If you own MFS products or receive MFS services in the name of a third party such as a bank or broker-dealer, their privacy policy may apply to you instead of ours.

25

MFS
INVESTMENT MANAGEMENT

MFS® Mid Cap Growth Portfolio

MFS® Variable Insurance Trust II
Annual report

12/31/08
MCS-ANN

MFS® MID CAP GROWTH PORTFOLIO

The report is prepared for the general information of contract owners. It is authorized for distribution to prospective investors only when preceded or accompanied by a current prospectus.

NOT FDIC INSURED • MAY LOSE VALUE • NO BANK GUARANTEE • NOT A DEPOSIT • NOT INSURED BY ANY FEDERAL GOVERNMENT AGENCY OR NCUA/NCUSIF

LETTER FROM THE CEO

Dear Contract Owners:

The market downturns and economic setbacks of late probably rank among the worst financial declines most of us have experienced. Inevitably, people may be questioning their commitment to investing. Still, it is important to remember that downturns are an inescapable part of the business cycle. Such troughs have been seen before, and if we can use history as a guide, market recoveries typically have followed.

Recent events have clearly shown us the value of certain types of investments. In this environment, two of the hallmarks of mutual funds — transparency and liquidity — have become critically important. Unlike some other types of investments, the operations of mutual funds are relatively transparent to their shareholders. With their daily redemption feature, mutual funds also generally provide easy, convenient access to one’s money. Through these recent market upheavals, this level of liquidity enhanced the ability of mutual fund investors to respond and modify their investments as they and their advisors saw fit — a flexibility that those in less liquid investments simply did not have at their disposal.

At MFS® we take particular pride in how well mutual funds can serve investors because we invented the mutual fund in the United States. Established in 1924, Massachusetts Investors Trust was the nation’s first fund. Recent market events only reinforce what we have learned through 85 years — that mutual funds provide unique features that are important to investors in any type of market climate.

Respectfully,

Robert J. Manning

Chief Executive Officer and Chief Investment Officer

MFS Investment Management®

February 17, 2009

The opinions expressed in this letter are subject to change, may not be relied upon for investment advice, and no forecasts can be guaranteed.

Before investing, consider the fund’s investment objectives, risks, charges, and expenses. For a prospectus containing this and other information, contact your investment professional or view online. Read it carefully.

MFS Fund Distributors, Inc., 500 Boylston Street, Boston, MA 02116

1

PORTFOLIO COMPOSITION

Portfolio structure

Top ten holdings
Allergan, Inc.	3.0%
Genzyme Corp.	2.4%
VeriSign, Inc.	2.3%
Molson Coors Brewing Co.	2.1%
Danaher Corp.	1.9%
Lorillard, Inc.	1.8%
Pepsi Bottling Group, Inc.	1.7%
Noble Corp.	1.7%
Eaton Corp.	1.7%
St. Jude Medical, Inc.	1.5%

Equity sectors
Health Care	16.0%
Technology	15.0%
Industrial Goods & Services	11.1%
Energy	8.4%
Special Products & Services	8.1%
Consumer Staples	7.5%
Retailing	7.2%
Utilities & Communications	6.3%
Financial Services	6.1%
Leisure	5.3%
Basic Materials	2.8%
Transportation	2.5%
Autos & Housing	1.5%

Percentages are based on net assets as of 12/31/08.

The portfolio is actively managed and current holdings may be different.

2

MANAGEMENT REVIEW

Summary of Results

For the twelve months ended December 31, 2008, Initial Class shares of the MFS Mid Cap Growth Portfolio (the “fund”) provided a total return of –51.34%, while Service Class shares of the fund provided a total return of –51.43%. This compares with a return of
–44.32% for the fund’s benchmark, the Russell Midcap Growth Index.

Market Environment

The U.S. economy and financial markets experienced significant deterioration and extraordinary volatility over the reporting period. U.S. economic growth slowed significantly, despite the short-term bounce from the second quarter fiscal stimulus. Strong domestic headwinds included accelerated deterioration in the housing market, anemic corporate investment, a rapidly declining job market, and a much tighter credit environment. During the period, a seemingly continuous series of tumultuous financial events hammered markets, including: the distressed sale of failing Bear Stearns to JPMorgan, the conservatorship of Government Sponsored Enterprises (GSEs) Fannie Mae and Freddie Mac, the bankruptcy of investment bank Lehman Brothers, the Federal Reserve Bank’s complex intervention of insurance company American International Group (AIG), the nationalization of several large European banks, the failure of Washington Mutual, and the distressed sale of Wachovia. As a result of this barrage of turbulent news, global equity markets pushed significantly lower and credit markets witnessed the worst dislocation since the beginning of the credit crisis. Though conditions improved towards the end of the period, the state of financial and macroeconomic dislocation remained severe.

While reasonably resilient during the first half of the period, the global economy and financial system increasingly experienced considerable negative spillovers from the U.S. slowdown. Not only did Europe and Japan show obvious signs of economic softening, the more powerful engine of global growth – emerging markets – also displayed weakening dynamics.

During the reporting period, the U.S. Federal Reserve Board cut interest rates aggressively and introduced a multitude of new lending facilities to alleviate ever-tightening credit markets, while the U.S. federal government moved quickly to design and implement a meaningful fiscal stimulus package. Although several other global central banks also cut rates, the dilemma of rising energy and food prices heightened concerns among central bankers that inflationary expectations might become unhinged despite weaker growth. Only later in the reporting period did slowing global growth result in a very precipitous decline in commodity prices, which significantly eased inflation and inflationary expectations. As inflationary concerns diminished in the face of global deleveraging, and equity and credit markets deteriorated more sharply, a coordinated rate cut marked the beginning of much more aggressive easing by the major global central banks.

Detractors from Performance

During the reporting period, stock selection was the principal factor detracting from the fund’s performance relative to the Russell Midcap Growth Index. Particularly hard hit were the health care, technology, and energy sectors.

In the health care sector, the fund’s positions in poor-performing health insurer Cigna (g) and managed health care company Coventry Health Care (g) were among the fund’s top detractors. Shares of Coventry Health Care declined amidst a drop in profits due to higher-than-expected medical costs. Holdings of genetic diagnostics equipment company Affymetrix (aa)(g) also hurt.

In the technology sector, the fund’s holdings of electronics assembly manufacturer Flextronics (aa) weighed on relative performance. We feel that shares of Flextronics fell as the market became concerned about weak industry demand and how potential funding constraints could impair the company. Energy holdings that hurt relative returns included oil and gas services company Tetra Technologies (g) and offshore oil and gas exploration company Helix Energy Solutions Group (g). Shares of Helix declined on concerns of lower production due to Gulf Coast storms.

The industrial goods and services sector was another area of relative weakness, although no individual stocks within the sector were among the fund’s top detractors.

Elsewhere in the fund, our positioning in women’s apparel company Ann Taylor (g) and slot machine manufacturer International Game Technology detracted from relative performance, as these stocks underperformed the benchmark over the reporting period. Holdings of insurance company Genworth Financial (aa)(g) and home furnishings and décor retailer Pier 1 Imports (aa) also hindered returns as these stocks underperformed the benchmark. Shares of Pier 1 Imports declined after the company’s same-store sales fell more than previously expected.

Contributors to Performance

Stock selection in the consumer staples sector was a positive contributor to relative returns during the reporting period. An overweighted position in tobacco company Lorillard and holdings of brewery company Molson Coors Brewing (aa) were among the fund’s top relative contributors within this sector. Shares of Molson Coors Brewing outperformed the index as the company shed costs and formed a joint venture with SABMiller.

3

Management Review – continued

Elsewhere, the fund’s positions in discount retailer Family Dollar Stores (g), automotive parts retailer O’Reilly Automotive, and higher education company Devry aided relative performance. Holdings of biopharmaceutical company Cubist Pharmaceuticals (aa)(g), financial services firm UnionBanCal (aa)(g), and global biotech company Genyzyme (aa) also boosted results as these stocks outperformed the benchmark. Shares of Genzyme fared better than the sector overall due to strong sales growth in its drug products, particularly a significant jump in the latter part of the reporting period in sales of its rare genetic disorder drug Myozyme.

Respectfully,

David DeGroff	Eric Fischman
Portfolio Manager	Portfolio Manager

Note to Shareholders: Effective November 20, 2008, David DeGroff and Eric Fischman became co-managers of the fund. Previously, the fund was co-managed by Matthew Krummell and Eric Weigel.

(aa)	Security is not a benchmark constituent.

(g)	Security was not held in the portfolio at period end.

The views expressed in this report are those of the portfolio managers only through the end of the period of the report as stated on the cover and do not necessarily reflect the views of MFS or any other person in the MFS organization. These views are subject to change at any time based on market or other conditions, and MFS disclaims any responsibility to update such views. These views may not be relied upon as investment advice or an indication of trading intent on behalf of any MFS portfolio. References to specific securities are not recommendations of such securities, and may not be representative of any MFS portfolio’s current or future investments.

4

PERFORMANCE SUMMARY THROUGH 12/31/08

The following chart illustrates the historical performance of the fund in comparison to its benchmark(s). Benchmark comparisons are unmanaged; do not reflect any fees or expenses; and cannot be invested in directly. The performance of other share classes will be greater than or less than that of the class depicted below. (See Notes to Performance Summary.)

Performance data shown represents past performance and is no guarantee of future results. Investment return and principal value fluctuate so your units, when sold, may be worth more or less than the original cost; current performance may be lower or higher than quoted. The performance shown does not reflect the deduction of taxes, if any, that a contract holder would pay on fund distributions or the redemption of contract units. The returns for the fund shown also do not reflect the deduction of expenses associated with variable products, such as mortality and expense risk charges, separate account charges, and sales charges imposed by the insurance company separate accounts. Such expenses would reduce the overall returns shown.

Growth of a hypothetical $10,000 investment (t)

Total rates of return through 12/31/08

Average Annual Total Returns

Share class	Class inception date	1-yr	5-yr	Life (t)
Initial Class	8/31/00	(51.34)%	(8.35)%	(12.50)%
Service Class	8/24/01	(51.43)%	(8.57)%	(12.66)%

Comparative Benchmark

Russell Midcap Growth Index (f)	(44.32)%	(2.33)%	(6.91)%

(f)	Source: FactSet Research Systems Inc.

(t)	For the period from the commencement of the fund’s investment operations, August 31, 2000 through the stated period end.

Benchmark Definition

Russell Midcap Growth Index – constructed to provide a comprehensive barometer for growth securities in the mid-cap segment of the U.S. equity universe. Companies in this index generally have higher price-to-book ratios and higher forecasted growth values.

It is not possible to invest directly in an index.

Notes to Performance Summary

Performance for the Service Class includes the performance of the fund’s Initial Class for periods prior to their offering. Because Service Class expenses are higher than those of Initial Class, performance shown for Service Class is higher than it would have been had it been offered for the entire period. Performance has not been adjusted to take into account differences in class specific operating expenses (such as Rule 12b-1 fees). Please see the prospectus for additional information about performance and expenses.

Performance results reflect any applicable expense subsidies and waivers in effect during the periods shown. Without such subsidies and waivers the fund’s performance results would be less favorable. Please see the prospectus for complete details. All results are historical and assume the reinvestment of any dividends and capital gains distributions.

From time to time the fund may receive proceeds from litigation settlements, without which performance would be lower.

5

EXPENSE TABLE

Fund Expenses Borne by the Contract Holders During the Period,

July 1, 2008 through December 31, 2008

As a contract holder of the fund, you incur ongoing costs, including management fees; distribution (12b-1) fees; and other fund expenses. This example is intended to help you understand your ongoing costs (in dollars) of investing in the fund and to compare these costs with the ongoing costs of investing in other mutual funds.

The example is based on an investment of $1,000 invested at the beginning of the period and held for the entire period July 1, 2008 through December 31, 2008.

Actual Expenses

The first line for each share class in the following table provides information about actual account values and actual expenses. You may use the information in this line, together with the amount you invested, to estimate the expenses that you paid over the period. Simply divide your account value by $1,000 (for example, an $8,600 account value divided by $1,000 = 8.6), then multiply the result by the number in the first line under the heading entitled “Expenses Paid During Period” to estimate the expenses you paid on your account during this period.

Hypothetical Example for Comparison Purposes

The second line for each share class in the following table provides information about hypothetical account values and hypothetical expenses based on the fund’s actual expense ratio and an assumed rate of return of 5% per year before expenses, which is not the fund’s actual return. The hypothetical account values and expenses may not be used to estimate the actual ending account balance or expenses you paid for the period. You may use this information to compare the ongoing costs of investing in the fund and other funds. To do so, compare this 5% hypothetical example with the 5% hypothetical examples that appear in the shareholder reports of the other funds.

Please note that the expenses shown in the table are meant to highlight the fund’s ongoing costs only and do not take into account the fees and expenses imposed under the variable contracts through which your investment in the fund is made. Therefore, the second line for each share class in the table is useful in comparing ongoing costs associated with an investment in vehicles (such as the fund) which fund benefits under variable annuity and variable life insurance contracts and to qualified pension and retirement plans only, and will not help you determine the relative total costs of investing in the fund through variable annuity and variable life insurance contracts. If the fees and expenses imposed under the variable contracts were included, your costs would have been higher.

Share Class		Annualized Expense Ratio	Beginning Account Value 7/01/08	Ending Account Value 12/31/08	Expenses Paid During Period (p) 7/01/08-12/31/08
Initial Class	Actual	1.03%	$1,000.00	$523.20	$3.94
	Hypothetical (h)	1.03%	$1,000.00	$1,019.96	$5.23
Service Class	Actual	1.28%	$1,000.00	$523.58	$4.90
	Hypothetical (h)	1.28%	$1,000.00	$1,018.70	$6.50

(h)	5% class return per year before expenses.

(p)	Expenses paid is equal to each class’ annualized expense ratio, as shown above, multiplied by the average account value over the period, multiplied by the number of days in the period, divided by the number of days in the year.

6

PORTFOLIO OF INVESTMENTS – 12/31/08

The Portfolio of Investments is a complete list of all securities owned by your fund. It is categorized by broad-based asset classes.

Issuer	Shares/Par	Value ($)

COMMON STOCKS – 97.8%
Aerospace – 1.6%
Goodrich Corp.	5,940	$219,893
L-3 Communications Holdings, Inc.	1,260	92,963
Northrop Grumman Corp.	3,810	171,602

		$484,458

Airlines – 0.8%
Copa Holdings S.A., “A”	6,700	$203,144
UAL Corp.	2,890	31,848

		$234,992

Alcoholic Beverages – 2.1%
Molson Coors Brewing Co.	13,090	$640,363

Automotive – 0.4%
BorgWarner Transmission Systems, Inc.	5,350	$116,470

Biotechnology – 3.5%
Biogen Idec, Inc. (a)	4,060	$193,378
Celgene Corp. (a)	2,470	136,542
Genzyme Corp. (a)	10,670	708,168

		$1,038,088

Broadcasting – 0.5%
Grupo Televisa S.A., ADR	10,720	$160,157

Brokerage & Asset Managers – 2.2%
Charles Schwab Corp.	19,120	$309,170
CME Group, Inc.	620	129,028
Greenhill & Co., Inc.	1,470	102,562
TD AMERITRADE Holding Corp. (a)	9,160	130,530

		$671,290

Business Services – 3.2%
Amdocs Ltd. (a)	15,720	$287,519
FTI Consulting, Inc. (a)	2,550	113,934
MasterCard, Inc., “A”	2,340	334,456
Visa, Inc.	2,690	141,091
Western Union Co.	5,980	85,753

		$962,753

Chemicals – 1.3%
Ecolab, Inc.	10,970	$385,596

Computer Software – 6.4%
Akamai Technologies, Inc. (a)	20,650	$311,609
McAfee, Inc. (a)	8,090	279,671
MicroStrategy, Inc., “A” (a)	8,710	323,402
Salesforce.com, Inc. (a)	4,480	143,405
Synopsys, Inc. (a)	9,430	174,644
VeriSign, Inc. (a)	36,880	703,670

		$1,936,401

Construction – 1.1%
Pulte Homes, Inc.	2,800	$30,604
Sherwin-Williams Co.	5,010	299,348

		$329,952

Issuer	Shares/Par	Value ($)

COMMON STOCKS – continued
Consumer Goods & Services – 5.9%
Apollo Group, Inc., “A” (a)	1,560	$119,527
Avon Products, Inc.	8,000	192,240
Capella Education Co. (a)	2,590	152,188
Clorox Co.	1,910	106,120
DeVry, Inc.	6,100	350,201
New Oriental Education & Technology Group, Inc., ADR (a)	7,400	406,334
Priceline.com, Inc. (a)	3,850	283,553
Strayer Education, Inc.	790	169,384

		$1,779,547

Electrical Equipment – 4.4%
AMETEK, Inc.	4,560	$137,758
Danaher Corp.	10,360	586,480
Rockwell Automation, Inc.	8,500	274,040
W.W. Grainger, Inc.	4,270	336,647

		$1,334,925

Electronics – 6.7%
Atheros Communications, Inc. (a)	3,250	$46,508
Broadcom Corp., “A” (a)	5,440	92,317
Flextronics International Ltd. (a)	155,290	397,542
Hittite Microwave Corp. (a)	7,330	215,942
Intersil Corp., “A”	24,140	221,847
Linear Technology Corp.	9,350	206,822
Marvell Technology Group Ltd. (a)	32,610	217,509
MEMC Electronic Materials, Inc. (a)	8,580	122,522
National Semiconductor Corp.	30,690	309,048
Silicon Laboratories, Inc. (a)	7,110	176,186

		$2,006,243

Energy – Independent – 4.7%
Arena Resources, Inc. (a)	1,080	$30,337
Denbury Resources, Inc. (a)	3,370	36,800
EOG Resources, Inc.	4,500	299,610
Noble Energy, Inc.	3,180	156,520
Plains Exploration & Production Co. (a)	9,540	221,710
Ultra Petroleum Corp. (a)	9,460	326,465
XTO Energy, Inc.	9,660	340,708

		$1,412,150

Energy – Integrated – 0.5%
Marathon Oil Corp.	5,780	$158,141

Engineering – Construction – 1.4%
Fluor Corp.	7,740	$347,294
Quanta Services, Inc. (a)	3,570	70,686

		$417,980

Entertainment – 1.2%
DreamWorks Animation, Inc., “A” (a)	12,620	$318,781
TiVo, Inc. (a)	5,080	36,373

		$355,154

7

Portfolio of Investments – continued

Issuer	Shares/Par	Value ($)

COMMON STOCKS – continued
Food & Beverages – 2.6%
Hain Celestial Group, Inc. (a)	1,790	$34,171
J.M. Smucker Co.	5,280	228,941
Pepsi Bottling Group, Inc.	23,270	523,808

		$786,920

Gaming & Lodging – 0.6%
International Game Technology	16,150	$192,024

General Merchandise – 1.8%
Family Dollar Stores, Inc.	6,310	$164,502
Kohl’s Corp. (a)	10,260	371,412

		$535,914

Insurance – 1.9%
ACE Ltd.	2,810	$148,705
Allied World Assurance Co. Holdings Ltd.	2,350	95,410
Aspen Insurance Holdings Ltd.	8,780	212,915
PartnerRe Ltd.	1,470	104,767

		$561,797

Leisure & Toys – 1.5%
Electronic Arts, Inc. (a)	9,830	$157,673
Hasbro, Inc.	7,420	216,441
THQ, Inc. (a)	16,540	69,303

		$443,417

Machinery & Tools – 3.3%
Bucyrus International, Inc.	7,700	$142,604
Eaton Corp.	10,410	517,481
Fastenal Co.	2,020	70,397
Kennametal, Inc.	8,610	191,056
Roper Industries, Inc.	1,700	73,797

		$995,335

Major Banks – 0.9%
State Street Corp.	6,980	$274,523

Medical & Health Technology & Services – 4.2%
DaVita, Inc. (a)	3,390	$168,042
Express Scripts, Inc. (a)	5,230	287,545
IDEXX Laboratories, Inc. (a)	12,030	434,042
Medco Health Solutions, Inc. (a)	9,220	386,410

		$1,276,039

Medical Equipment – 5.3%
Becton, Dickinson & Co.	3,380	$231,158
C.R. Bard, Inc.	4,610	388,439
Covidien Ltd.	3,930	142,423
St. Jude Medical, Inc. (a)	14,090	464,406
Zimmer Holdings, Inc. (a)	9,150	369,843

		$1,596,269

Natural Gas – Distribution – 0.6%
Equitable Resources, Inc.	5,630	$188,887

Natural Gas – Pipeline – 1.1%
Williams Cos., Inc.	21,770	$315,230

Issuer	Shares/Par	Value ($)

COMMON STOCKS – continued
Oil Services – 3.2%
Exterran Holdings, Inc. (a)	13,150	$280,095
Noble Corp.	23,600	521,324
Transocean, Inc. (a)	3,380	159,705

		$961,124

Other Banks & Diversified Financials – 1.1%
Northern Trust Corp.	6,230	$324,832

Personal Computers & Peripherals – 1.9%
NetApp, Inc. (a)	11,010	$153,810
Nuance Communications, Inc. (a)	40,560	420,202

		$574,012

Pharmaceuticals – 3.0%
Allergan, Inc.	22,080	$890,266

Pollution Control – 0.4%
Republic Services, Inc.	5,390	$133,618

Restaurants – 1.5%
Darden Restaurants, Inc.	7,200	$202,896
P.F. Chang’s China Bistro, Inc. (a)	3,460	72,452
YUM! Brands, Inc.	5,750	181,125

		$456,473

Specialty Chemicals – 1.5%
Praxair, Inc.	7,380	$438,077

Specialty Stores – 5.4%
Abercrombie & Fitch Co., “A”	10,670	$246,157
Dick’s Sporting Goods, Inc. (a)	6,810	96,089
O’Reilly Automotive, Inc. (a)	11,610	356,891
PetSmart, Inc.	13,200	243,540
Ross Stores, Inc.	4,390	130,515
Staples, Inc.	15,230	272,922
Tiffany & Co.	11,730	277,180

		$1,623,294

Telecommunications – Wireless – 0.5%
Rogers Communications, Inc., “B”	5,280	$156,497

Telephone Services – 1.0%
American Tower Corp., “A” (a)	10,700	$313,724

Tobacco – 1.8%
Lorillard, Inc.	9,540	$537,579

Trucking – 1.7%
J.B. Hunt Transport Services, Inc.	6,300	$165,501
Landstar System, Inc.	8,680	333,572

		$499,073

Utilities – Electric Power – 3.1%
AES Corp. (a)	7,410	$61,058
Allegheny Energy, Inc.	8,890	301,015
American Electric Power Co., Inc.	7,200	239,616
PPL Corp.	11,030	338,511

		$940,200

Total Common Stocks (Identified Cost, $38,117,187)		$29,439,784

8

Portfolio of Investments – continued

Issuer	Shares/Par	Value ($)

REPURCHASE AGREEMENTS – 2.5%
Goldman Sachs, 0.01%, dated 12/31/08, due 1/02/09, total to be received $751,000.41 (secured by various U.S. Treasury and Federal Agency obligations and Mortgage Backed securities in a jointly traded account), at Cost.	$751,000	$751,000

Total Investments (Identified Cost, $38,868,187)		$30,190,784

OTHER ASSETS, LESS LIABILITIES – (0.3)%		(77,747)

Net Assets – 100.0%		$30,113,037

(a)	Non-income producing security.

The following abbreviations are used in this report and are defined:

ADR	American Depository Receipt

See Notes to Financial Statements

9

FINANCIAL STATEMENTS  |  STATEMENT OF ASSETS AND LIABILITIES

This statement represents your fund’s balance sheet, which details the assets and liabilities comprising the total value of the fund.

At 12/31/08
Assets
Investments, at value (identified cost, $38,868,187)	$30,190,784
Cash	800
Receivable for fund shares sold	10,651
Interest and dividends receivable	25,156
Other assets	2,298
Total assets		$30,229,689
Liabilities
Payable for investments purchased	$27,980
Payable for fund shares reacquired	23,784
Payable to affiliates
Management fee	1,196
Distribution fees	190
Administrative services fee	55
Payable for trustees’ compensation	110
Accrued expenses and other liabilities	63,337
Total liabilities		$116,652
Net assets		$30,113,037
Net assets consist of
Paid-in capital	$72,783,129
Unrealized appreciation (depreciation) on investments and translation of assets and liabilities in foreign currencies	(8,677,391)
Accumulated net realized gain (loss) on investments and foreign currency transactions	(34,004,408)
Undistributed net investment income	11,707
Net assets		$30,113,037
Shares of beneficial interest outstanding		9,280,213
Initial Class shares
Net assets	$15,803,288
Shares outstanding	4,831,830
Net asset value per share		$3.27
Service Class shares
Net assets	$14,309,749
Shares outstanding	4,448,383
Net asset value per share		$3.22

See Notes to Financial Statements

10

FINANCIAL STATEMENTS  |  STATEMENT OF OPERATIONS

This statement describes how much your fund earned in investment income and accrued in expenses. It also describes any gains and/or losses generated by fund operations.

Year ended 12/31/08
Net investment income
Income
Dividends	$513,008
Income on securities loaned	73,873
Interest	12,546
Foreign taxes withheld	(50)
Total investment income		$599,377
Expenses
Management fee	$408,618
Distribution fees	59,405
Administrative services fee	15,554
Trustees’ compensation	8,148
Custodian fee	18,917
Shareholder communications	17,233
Auditing fees	42,228
Legal fees	7,128
Miscellaneous	9,934
Total expenses		$587,165
Fees paid indirectly	(53)
Net expenses		$587,112
Net investment income		$12,265
Realized and unrealized gain (loss) on investments and foreign currency transactions
Realized gain (loss) (identified cost basis)
Investment transactions	$(16,667,539)
Foreign currency transactions	(558)
Net realized gain (loss) on investments and foreign currency transactions		$(16,668,097)
Change in unrealized appreciation (depreciation)
Investments	$(15,689,352)
Translation of assets and liabilities in foreign currencies	12
Net unrealized gain (loss) on investments and foreign currency translation		$(15,689,340)
Net realized and unrealized gain (loss) on investments and foreign currency		$(32,357,437)
Change in net assets from operations		$(32,345,172)

See Notes to Financial Statements

11

FINANCIAL STATEMENTS  |  STATEMENTS OF CHANGES IN NET ASSETS

These statements describe the increases and/or decreases in net assets resulting from operations, any distributions, and any shareholder transactions.

For years ended 12/31	2008	2007
Change in net assets
From operations
Net investment income (loss)	$12,265	$(192,276)
Net realized gain (loss) on investments and foreign currency transactions	(16,668,097)	9,551,575
Net unrealized gain (loss) on investments and foreign currency translation	(15,689,340)	(943,630)
Change in net assets from operations	$(32,345,172)	$8,415,669
Distributions declared to shareholders
From net investment income – Initial Class	$—	$(19,627)
Change in net assets from fund share transactions	$(15,405,068)	$(20,681,464)
Total change in net assets	$(47,750,240)	$(12,285,422)
Net assets
At beginning of period	77,863,277	90,148,699
At end of period (including undistributed net investment income of $11,707 and $0, respectively)	$30,113,037	$77,863,277

See Notes to Financial Statements

12

FINANCIAL STATEMENTS  |  FINANCIAL HIGHLIGHTS

The financial highlights table is intended to help you understand the fund’s financial performance for the past 5 years. Certain information reflects financial results for a single fund share. The total returns in the table represent the rate by which an investor would have earned (or lost) on an investment in the fund share class (assuming reinvestment of all distributions) held for the entire period.

Initial Class	Years ended 12/31
	2008	2007		2006	2005	2004
Net asset value, beginning of period	$6.72	$6.12		$5.98	$5.80	$5.06
Income (loss) from investment operations
Net investment income (loss) (d)	$0.01	$(0.01)		$0.01	$(0.02)	$(0.03)
Net realized and unrealized gain (loss) on investments and foreign currency	(3.46)	0.61		0.13	0.20	0.77
Total from investment operations	$(3.45)	$0.60		$0.14	$0.18	$0.74
Less distributions declared to shareholders
From net investment income	$—	$(0.00	)(w)	$—	$—	$—
Net asset value, end of period	$3.27	$6.72		$6.12	$5.98	$5.80
Total return (%) (k)(r)(s)	(51.34)	9.84		2.34	3.10	14.62
Ratios (%) (to average net assets) and Supplemental data:
Expenses before expense reductions (f)	0.97	0.88		0.93	0.89	0.85
Expenses after expense reductions (f)	N/A	0.88		0.91	N/A	N/A
Net investment income (loss)	0.13	(0.12)		0.11	(0.40)	(0.56)
Portfolio turnover	100	80		139	81	84
Net assets at end of period (000 Omitted)	$15,803	$44,944		$53,504	$68,637	$83,899

Service Class	Years ended 12/31
	2008	2007	2006	2005	2004
Net asset value, beginning of period	$6.63	$6.05	$5.92	$5.76	$5.04
Income (loss) from investment operations
Net investment loss (d)	$(0.01)	$(0.02)	$(0.01)	$(0.04)	$(0.04)
Net realized and unrealized gain (loss) on investments and foreign currency	(3.40)	0.60	0.14	0.20	0.76
Total from investment operations	$(3.41)	$0.58	$0.13	$0.16	$0.72
Net asset value, end of period	$3.22	$6.63	$6.05	$5.92	$5.76
Total return (%) (k)(r)(s)	(51.43)	9.59	2.20	2.78	14.29
Ratios (%) (to average net assets) and Supplemental data:
Expenses before expense reductions (f)	1.22	1.13	1.18	1.15	1.10
Expenses after expense reductions (f)	N/A	1.13	1.16	N/A	N/A
Net investment loss	(0.12)	(0.37)	(0.11)	(0.65)	(0.81)
Portfolio turnover	100	80	139	81	84
Net assets at end of period (000 Omitted)	$14,310	$32,919	$36,645	$41,713	$45,443

(d)	Per share data are based on average shares outstanding.

(f)	Ratios do not reflect reductions from fees paid indirectly, if applicable.

(k)	The total return does not reflect expenses that apply to separate accounts. Inclusion of these charges would reduce the total return figures for all periods shown.

(r)	Certain expenses have been reduced without which performance would have been lower.

(s)	From time to time the series may receive proceeds from litigation settlements, without which performance would be lower.

(w)	Per share amount was less than $0.01.

See Notes to Financial Statements

13

NOTES TO FINANCIAL STATEMENTS

(1)	Business and Organization

MFS Mid Cap Growth Portfolio (the fund) is a series of MFS Variable Insurance Trust II (the trust). The trust is organized as a Massachusetts business trust and is registered under the Investment Company Act of 1940, as amended, as an open-end management investment company. The shares of the fund are sold to variable accounts established by insurance companies to fund benefits under variable contracts issued by such companies, and qualified retirement and pension plans.

(2)	Significant Accounting Policies

General – The preparation of financial statements in conformity with U.S. generally accepted accounting principles requires management to make estimates and assumptions that affect the reported amounts of assets and liabilities, and disclosure of contingent assets and liabilities at the date of the financial statements and the reported amounts of revenues and expenses during the reporting period. Actual results could differ from those estimates. The fund can invest in foreign securities, including securities of emerging market issuers. Investments in foreign securities are vulnerable to the effects of changes in the relative values of the local currency and the U.S. dollar and to the effects of changes in each country’s legal, political, and economic environment. The markets of emerging markets countries are generally more volatile than the markets of developed countries with more mature economies. All of the risks of investing in foreign securities previously described are heightened when investing in emerging markets countries.

In March 2008, FASB Statement No. 161, Disclosures about Derivative Instruments and Hedging Activities (the “Standard”) was issued, and is effective for financial statements issued for fiscal years and interim periods beginning after November 15, 2008. This Standard provides enhanced disclosures about the fund’s use of and accounting for derivative instruments and the effect of derivative instruments on the fund’s results of operations and financial position. Management is evaluating the application of the Standard to the fund, and has not at this time determined the impact, if any, resulting from the adoption of this Standard on the fund’s financial statements.

FASB Staff Position (FSP) 133-1 was implemented during the period. FSP 133-1 amends FAS 133 to require sellers of credit derivatives to make disclosures that will enable financial statement users to assess the potential effects of those credit derivatives on an entity’s financial position, financial performance and cash flows. There was no impact from implementing FSP 133-1 as the fund did not hold any of these credit derivatives at period end.

Investment Valuations – Equity securities, including restricted equity securities, are generally valued at the last sale or official closing price as reported by a third party pricing service on the market or exchange on which they are primarily traded. For securities for which there were no sales reported that day, equity securities are generally valued at the last quoted daily bid quotation as reported by a third party pricing service on the market or exchange on which they are primarily traded. For securities held short for which there were no sales reported for the day, the position is generally valued at the last quoted daily ask quotation as reported by a third party pricing service on the market or exchange on which such securities are primarily traded. Short-term instruments with a maturity at issuance of 60 days or less may be valued at amortized cost, which approximates market value. Securities and other assets generally valued on the basis of information from a third party pricing service may also be valued at a broker-dealer bid quotation. Values obtained from pricing services can utilize both dealer-supplied valuations and electronic data processing techniques, which take into account factors such as institutional-size trading in similar groups of securities, yield, quality, coupon rate, maturity, type of issue, trading characteristics, and other market data. The values of foreign securities and other assets and liabilities expressed in foreign currencies are converted to U.S. dollars using the mean of bid and asked prices for rates reported by a third party pricing service.

The Board of Trustees has delegated primary responsibility for determining or causing to be determined the value of the fund’s investments (including any fair valuation) to the adviser pursuant to valuation policies and procedures approved by the Board. If the adviser determines that reliable market quotations are not readily available, investments are valued at fair value as determined in good faith by the adviser in accordance with such procedures under the oversight of the Board of Trustees. Under the fund’s valuation policies and procedures, market quotations are not considered to be readily available for most types of debt instruments and floating rate loans and many types of derivatives. These investments are generally valued at fair value based on information from third party pricing services. In addition, investments may be valued at fair value if the adviser determines that an investment’s value has been materially affected by events occurring after the close of the exchange or market on which the investment is principally traded (such as foreign exchange or market) and prior to the determination of the fund’s net asset value, or after the halting of trading of a specific security where trading does not resume prior to the close of the exchange or market on which the security is principally traded. Events that occur on a frequent basis after foreign markets close (such as developments in foreign markets and significant movements in the U.S. markets) and prior to the determination of the fund’s net asset value may be deemed to have a material affect on the value of securities traded in foreign markets. Accordingly, the fund’s foreign equity securities may often be valued at fair value. The adviser may rely on third party pricing services or other information (such as the correlation with price movements of similar securities in the same or other markets; the type, cost and

14

Notes to Financial Statements – continued

investment characteristics of the security; the business and financial condition of the issuer; and trading and other market data) to assist in determining whether to fair value and at what value to fair value an investment. The value of an investment for purposes of calculating the fund’s net asset value can differ depending on the source and method used to determine value. When fair valuation is used, the value of investments used to determine the fund’s net asset value may differ from quoted or published prices for the same investments.

The fund adopted FASB Statement No. 157, Fair Value Measurements (the “Statement”). This Statement provides a single definition of fair value, a hierarchy for measuring fair value and expanded disclosures about fair value measurements.

Various inputs are used in determining the value of the fund’s assets or liabilities carried at market value. These inputs are categorized into three broad levels. Level 1 includes quoted prices in active markets for identical assets or liabilities. Level 2 includes other significant observable market-based inputs (including quoted prices for similar securities, interest rates, prepayment speed, and credit risk). Level 3 includes unobservable inputs, which may include the adviser’s own assumptions in determining the fair value of investments. Other financial instruments are derivative instruments not reflected in total investments, such as futures, forwards, swap contracts and written options. The following is a summary of the levels used as of December 31, 2008 in valuing the fund’s assets or liabilities carried at market value:

	Level 1	Level 2	Level 3	Total
Investments in Securities	$29,439,784	$751,000	$—	$30,190,784
Other Financial Instruments	$—	$—	$—	$—

Repurchase Agreements – The fund may enter into repurchase agreements with approved counterparties. Each repurchase agreement is recorded at cost. The fund requires that the securities collateral in a repurchase transaction be transferred to a custodian. The fund monitors, on a daily basis, the value of the collateral to ensure that its value, including accrued interest, is greater than amounts owed to the fund under each such repurchase agreement. The fund and other funds managed by Massachusetts Financial Services Company (MFS), may utilize a joint trading account for the purpose of entering into one or more repurchase agreements.

Foreign Currency Translation – Purchases and sales of foreign investments, income, and expenses are converted into U.S. dollars based upon currency exchange rates prevailing on the respective dates of such transactions or on the reporting date for foreign denominated receivables and payables. Gains and losses attributable to foreign currency exchange rates on sales of securities are recorded for financial statement purposes as net realized gains and losses on investments. Gains and losses attributable to foreign exchange rate movements on receivables, payables, income and expenses are recorded for financial statement purposes as foreign currency transaction gains and losses. That portion of both realized and unrealized gains and losses on investments that results from fluctuations in foreign currency exchange rates is not separately disclosed.

Security Loans – State Street Bank and Trust Company (“State Street”), as lending agent, may loan the securities of the fund to certain qualified institutions (the “Borrowers”) approved by the fund. The loans are collateralized by cash and/or U.S. Treasury and federal agency obligations in an amount typically at least equal to the market value of the securities loaned. State Street provides the fund with indemnification against Borrower default. The fund bears the risk of loss with respect to the investment of cash collateral. On loans collateralized by cash, the cash collateral is invested in a money market fund or short-term securities. A portion of the income generated upon investment of the collateral is remitted to the Borrowers, and the remainder is allocated between the fund and the lending agent. On loans collateralized by U.S. Treasury and/or federal agency obligations, a fee is received from the Borrower, and is allocated between the fund and the lending agent. Income from securities lending is separately reported on the Statement of Operations. The dividend and interest income earned on the securities loaned is accounted for in the same manner as other dividend and interest income. At December 31, 2008 there were no securities on loan.

Indemnifications – Under the fund’s organizational documents, its officers and trustees may be indemnified against certain liabilities and expenses arising out of the performance of their duties to the fund. Additionally, in the normal course of business, the fund enters into agreements with service providers that may contain indemnification clauses. The fund’s maximum exposure under these agreements is unknown as this would involve future claims that may be made against the fund that have not yet occurred.

Investment Transactions and Income – Investment transactions are recorded on the trade date. Interest income is recorded on the accrual basis. All premium and discount is amortized or accreted for financial statement purposes in accordance with U.S. generally accepted accounting principles. Dividends received in cash are recorded on the ex-dividend date. Certain dividends from foreign securities will be recorded when the fund is informed of the dividend if such information is obtained subsequent to the ex-dividend date. Dividend and interest payments received in additional securities are recorded on the ex-dividend or ex-interest date in an amount equal to the value of the security on such date. The fund may receive proceeds from litigation settlements. Any proceeds received from litigation involving portfolio holdings are reflected in the Statement of Operations in realized gain/loss if the security has been disposed of by the fund or in unrealized gain/loss if the security is still held by the fund. Any other proceeds from litigation not related to portfolio holdings are reflected as other income in the Statement of Operations.

15

Notes to Financial Statements – continued

Fees Paid Indirectly – The fund’s custody fee may be reduced according to an arrangement that measures the value of cash deposited with the custodian by the fund. This amount, for the year ended December 31, 2008, is shown as a reduction of total expenses on the Statement of Operations.

Tax Matters and Distributions – The fund intends to qualify as a regulated investment company, as defined under Subchapter M of the Internal Revenue Code, and to distribute all of its taxable income, including realized capital gains. As a result, no provision for federal income tax is required. Each of the fund’s federal tax returns for the prior three fiscal years remains subject to examination by the Internal Revenue Service. Foreign taxes, if any, have been accrued by the fund in the accompanying financial statements.

Distributions to shareholders are recorded on the ex-dividend date. Income and capital gain distributions are determined in accordance with income tax regulations, which may differ from U.S. generally accepted accounting principles. Certain capital accounts in the financial statements are periodically adjusted for permanent differences in order to reflect their tax character. These adjustments have no impact on net assets or net asset value per share. Temporary differences which arise from recognizing certain items of income, expense, gain or loss in different periods for financial statement and tax purposes will reverse at some time in the future. Distributions in excess of net investment income or net realized gains are temporary overdistributions for financial statement purposes resulting from differences in the recognition or classification of income or distributions for financial statement and tax purposes.

Book/tax differences primarily relate to wash sale loss deferrals.

The tax character of distributions declared to shareholders for the last two fiscal years is as follows:

	12/31/08	12/31/07
Ordinary income (including any short-term capital gains)	$—	$19,627	(1)

(1)	Included in fund’s distributions from ordinary income is $516 in excess of investment company taxable income.

The federal tax cost and the tax basis components of distributable earnings were as follows:

As of 12/31/08
Cost of investments	$39,500,969
Gross appreciation	1,207,629
Gross depreciation	(10,517,814)
Net unrealized appreciation (depreciation)	$(9,310,185)
Undistributed ordinary income	11,707
Capital loss carryforwards	(33,333,843)
Other temporary differences	(37,771)

As of December 31, 2008, the fund had capital loss carryforwards available to offset future realized gains. Such losses expire as follows:

12/31/10	$(17,325,087)
12/31/16	(16,008,756)
$(33,333,843)

Multiple Classes of Shares of Beneficial Interest – The fund offers multiple classes of shares, which differ in their respective distribution fees. The fund’s income, realized and unrealized gain (loss), and common expenses are allocated to shareholders based on the daily net assets of each class. Dividends are declared separately for each class. Differences in per share dividend rates are generally due to differences in separate class expenses.

(3)	Transactions with Affiliates

Investment Adviser – The fund has an investment advisory agreement with MFS to provide overall investment management and related administrative services and facilities to the fund. The management fee is computed daily and paid monthly at the following annual rates:

First $1 billion of average daily net assets	0.75%
Average daily net assets in excess of $1 billion	0.70%

The investment adviser has agreed in writing to reduce its management fee to 0.65% of average daily net assets in excess of $2.5 billion. This written agreement will continue until April 30, 2010. For the year ended December 31, 2008, the fund’s average daily net assets did not exceed $2.5 billion and therefore, the management fee was not reduced. The management fee incurred for the year ended December 31, 2008 was equivalent to an annual effective rate of 0.75% of the fund’s average daily net assets.

16

Notes to Financial Statements – continued

Distributor – MFS Fund Distributors, Inc. (MFD), a wholly-owned subsidiary of MFS, is the distributor of shares of the fund. The Trustees have adopted a distribution plan for the Service Class shares pursuant to Rule 12b-1 under the Investment Company Act of 1940.

The fund’s distribution plan provides that the fund will pay MFD distribution fees equal to 0.25% per annum of its average daily net assets attributable to Service Class shares as partial consideration for services performed and expenses incurred by MFD and financial intermediaries in connection with the sale and distribution of the fund’s Service Class shares and the sale and distribution of the variable annuity or variable life insurance contracts investing indirectly in Service Class shares. MFD may subsequently pay all, or a portion, of the distribution fees to financial intermediaries.

Shareholder Servicing Agent – MFS Service Center, Inc. (MFSC), a wholly-owned subsidiary of MFS, has contracted to provide transfer agent and recordkeeping functions in connection with the issuance, transfer, and redemption of each class of shares of the fund under a Shareholder Servicing Agent Agreement. During the year ended December 31, 2008, the fund did not pay MFSC a fee for this service

Administrator – MFS provides certain financial, legal, shareholder communications, compliance, and other administrative services to the fund. Under an administrative services agreement, the fund partially reimburses MFS the costs incurred to provide these services. The fund is charged an annual fixed amount of $10,000 plus a fee based on average daily net assets.

The administrative services fee incurred for the year ended December 31, 2008 was equivalent to an annual effective rate of 0.0285% of the fund’s average daily net assets.

Trustees’ and Officers’ Compensation – The fund pays compensation to trustees in the form of a retainer, attendance fees, and additional compensation to the Board chairperson. The fund does not pay compensation directly to officers of the fund who are also officers of the investment adviser, all of whom receive remuneration for their services to the fund from MFS. Certain officers and trustees of the fund are officers or directors of MFS, MFD, and MFSC.

Other – This fund and certain other MFS funds (the funds) have entered into services agreements (the Agreements) which provide for payment of fees by the funds to Tarantino LLC and Griffin Compliance LLC in return for the provision of services of an Independent Chief Compliance Officer (ICCO) and Assistant ICCO, respectively, for the funds. The ICCO and Assistant ICCO are officers of the funds and the sole members of Tarantino LLC and Griffin Compliance LLC, respectively. The funds can terminate the Agreements with Tarantino LLC and Griffin Compliance LLC at any time under the terms of the Agreements. MFS has agreed to bear all expenses associated with office space, other administrative support, and supplies provided to the ICCO and Assistant ICCO. For the year ended December 31, 2008, the aggregate fees paid by the fund to Tarantino LLC and Griffin Compliance LLC were $487 and are included in miscellaneous expense on the Statement of Operations.

(4)	Portfolio Securities

Purchases and sales of investments, other than U.S. Government securities, purchased option transactions, and short-term obligations, aggregated $54,311,856 and $69,686,651, respectively.

(5)	Shares of Beneficial Interest

The fund’s Declaration of Trust permits the Trustees to issue an unlimited number of full and fractional shares of beneficial interest. Transactions in fund shares were as follows:

	Year ended 12/31/08		Year ended 12/31/07
	Shares	Amount	Shares	Amount
Shares sold
Initial Class	373,591	$1,559,371	389,149	$2,594,560
Service Class	1,019,185	3,755,838	149,937	981,054
	1,392,776	$5,315,209	539,086	$3,575,614
Shares issued to shareholders in reinvestment of distributions
Initial Class	—	$—	2,899	$19,627
Shares reacquired
Initial Class	(2,227,156)	$(12,493,264)	(2,445,271)	$(16,132,853)
Service Class	(1,536,459)	(8,227,013)	(1,240,919)	(8,143,852)
	(3,763,615)	$(20,720,277)	(3,686,190)	$(24,276,705)
Net change
Initial Class	(1,853,565)	$(10,933,893)	(2,053,223)	$(13,518,666)
Service Class	(517,274)	(4,471,175)	(1,090,982)	(7,162,798)
	(2,370,839)	$(15,405,068)	(3,144,205)	$(20,681,464)

17

Notes to Financial Statements – continued

(6)	Line of Credit

The fund and other funds managed by MFS participate in a $1 billion unsecured committed line of credit provided by a syndication of banks under a credit agreement. In addition, the fund and other funds managed by MFS have established uncommitted borrowing arrangements with certain banks. Borrowings may be made for temporary financing needs. Interest is charged to each fund, based on its borrowings, generally at a rate equal to the Federal Reserve funds rate plus 0.30%. In addition, a commitment fee, based on the average daily, unused portion of the committed line of credit, is allocated among the participating funds at the end of each calendar quarter. For the year ended December 31, 2008, the fund’s commitment fee and interest expense were $263 and $0, respectively, and are included in miscellaneous expense on the Statement of Operations.

18

REPORT OF INDEPENDENT REGISTERED PUBLIC ACCOUNTING FIRM

To the Board of Trustees of MFS Variable Insurance Trust II and the Shareholders of

MFS Mid Cap Growth Portfolio:

We have audited the accompanying statement of assets and liabilities, including the portfolio of investments, of MFS Mid Cap Growth Portfolio (the “Fund”) (one of the portfolios comprising MFS Variable Insurance Trust II) as of December 31, 2008, and the related statement of operations for the year then ended, the statements of changes in net assets for each of the two years in the period then ended, and the financial highlights for each of the five years in the period then ended. These financial statements and financial highlights are the responsibility of the Fund’s management. Our responsibility is to express an opinion on these financial statements and financial highlights based on our audits.

We conducted our audits in accordance with the standards of the Public Company Accounting Oversight Board (United States). Those standards require that we plan and perform the audit to obtain reasonable assurance about whether the financial statements and financial highlights are free of material misstatement. The Fund is not required to have, nor were we engaged to perform, an audit of its internal control over financial reporting. Our audits included consideration of internal control over financial reporting as a basis for designing audit procedures that are appropriate in the circumstances, but not for the purpose of expressing an opinion on the effectiveness of the Fund’s internal control over financial reporting. Accordingly, we express no such opinion. An audit also includes examining, on a test basis, evidence supporting the amounts and disclosures in the financial statements, assessing the accounting principles used and significant estimates made by management, as well as evaluating the overall financial statement presentation. Our procedures included confirmation of securities owned as of December 31, 2008, by correspondence with the custodian and brokers; where replies were not received from brokers, we performed other auditing procedures. We believe that our audits provide a reasonable basis for our opinion.

In our opinion, the financial statements and financial highlights referred to above present fairly, in all material respects, the financial position of MFS Mid Cap Growth Portfolio as of December 31, 2008, the results of its operations for the year then ended, the changes in its net assets for each of the two years in the period then ended, and the financial highlights for each of the five years in the period then ended, in conformity with accounting principles generally accepted in the United States of America.

DELOITTE & TOUCHE LLP

Boston, Massachusetts

February 19, 2009

19

TRUSTEES AND OFFICERS – IDENTIFICATION AND BACKGROUND

The Trustees and officers of the Trust, as of February 1, 2009, are listed below, together with their principal occupations during the past five years. (Their titles may have varied during that period.) The address of each Trustee and officer is 500 Boylston Street, Boston, Massachusetts 02116.

Name, Date of Birth	Position(s) Held with Fund	Trustee/Officer Since (1)	Principal Occupations During the Past Five Years and Other Directorships (2)
INTERESTED TRUSTEE
David D. Horn (3) (born 6/07/41)	Trustee	April 1986	Private investor; Sun Life Assurance Company of Canada, Senior Vice President and General Manager for the United States (until 1997); Director (until March 2004)

INDEPENDENT TRUSTEES
J. Kermit Birchfield (born 1/08/40)	Chairman	May 1997	Consultant; Century Partners, Inc. (investments), Director; Displaytech, Inc. (technology), Director; Dessin Fournir LLC (furniture manufacturer), Director (2005 to present); Intermountain Gas Company, Inc. & Intermountain Industries, Inc. (oil & gas exploration and production), Director; Site Watch LLC (software to monitor oil tanks), Managing Director (2006 to present); Juridica Investments (fund investing in judicial matters), Director (2007 to present); HPSC, Inc. (medical financing), Director (until January 2004)

Robert C. Bishop (born 1/13/43)	Trustee	May 2001	AutoImmune, Inc. (pharmaceutical product development), Chairman, President and Chief Executive Officer; Caliper Life Sciences Corp. (laboratory analytical instruments), Director; Millipore Corporation (purification/filtration products), Director; Waterstreet Capital (leverage buyouts), Advisory Board (August 2006 to present); Optobionics Corporation (ophthalmic devices), Director (2002 to 2007)

Frederick H. Dulles (born 3/12/42)	Trustee	May 2001	Ten State International Law PLLC (law firm), Of Counsel (since 2006); Prudential Carolina Real Estate, (real estate), Broker (since 2006); Free Enterprise Foundation, Inc. (research institute), Director & Secretary (until 2008); Disher, Hamrick & Myers Residential, Inc. (real estate) Broker (2005 until 2006); Frederick H. Dulles law practice (until 2006); Ten State Street LLP (law firm), Member (until 2005)

Marcia A. Kean (born 6/30/48)	Trustee	April 2005	Feinstein Kean Healthcare (consulting), Chief Executive Officer

Ronald G. Steinhart (born 6/15/40)	Trustee	May 2001	Private investor; Penske Automotive Group (automotive retailer), Director; Animal Health International, Inc. (animal health products), Director (since 2007); Texas Industries (concrete/aggregates/cement), Director (since 2007); Penson Worldwide, Inc. (securities clearance), Director (since 2006); Carreker Corporation (technology consulting) Director (until 2005); Prentiss Properties Trust (real estate investment trust), Director (until 2006)

Haviland Wright (born 7/21/48)	Trustee	May 2001	Profitability of Hawaii (software), Chief Development Officer (since December 2008); Elixir Technologies Corporation (software) Director (since 2005); Nano Loa Inc. (liquid crystal displays), Director

TRUSTEE EMERITUS
Samuel Adams (born 10/19/25)	Trustee Emeritus		Retired; K&L Gates LLP (law firm), Of Counsel

OFFICERS
Maria F. Dwyer (4) (born 12/01/58)	President	November 2005	Massachusetts Financial Services Company, Executive Vice President and Chief Regulatory Officer (since March 2004) Chief Compliance Officer (since December 2006); Fidelity Management & Research Company, Vice President (prior to March 2004); Fidelity Group of Funds, President and Treasurer (until March 2004)

Christopher R. Bohane (4) (born 1/18/74)	Assistant Secretary and Assistant Clerk	July 2005	Massachusetts Financial Services Company, Vice President and Senior Counsel

John M. Corcoran (4) (born 4/13/65)	Treasurer	October 2008	Massachusetts Financial Services Company, Senior Vice President (since October 2008); State Street Bank and Trust (financial services provider), Senior Vice President, (until September 2008)

Ethan D. Corey (4) (born 11/21/63)	Assistant Secretary and Assistant Clerk	July 2005	Massachusetts Financial Services Company, Senior Vice President and Associate General Counsel (since 2004); Dechert LLP (law firm), Counsel (prior to December 2004)

David L. DiLorenzo (4) (born 8/10/68)	Assistant Treasurer	July 2005	Massachusetts Financial Services Company, Vice President (since June 2005); JP Morgan Investor Services, Vice President (until June 2005)

Timothy M. Fagan (4) (born 7/10/68)	Assistant Secretary and Assistant Clerk	September 2005	Massachusetts Financial Services Company, Vice President and Senior Counsel (since September 2005); John Hancock Advisers, LLC, Vice President, Senior Attorney and Chief Compliance Officer (until August 2005)

20

Trustees and Officers – continued

Name, Date of Birth	Position(s) Held with Fund	Trustee/Officer Since (1)	Principal Occupations During the Past Five Years and Other Directorships (2)
Mark D. Fischer (4) (born 10/27/70)	Assistant Treasurer	July 2005	Massachusetts Financial Services Company, Vice President (since May 2005); JP Morgan Investment Management Company, Vice President (until May 2005)
Robyn L. Griffin (born 7/04/75)	Assistant Independent Chief Compliance Officer	August 2008	Griffin Compliance LLC (provider of compliance services), Principal (since August 2008); State Street Corporation (financial services provider), Mutual Fund Administration Assistant Vice President (October 2006 – July 2008); Liberty Mutual Group (insurance), Personal Market Assistant Controller (April 2006 – October 2006); Deloitte & Touche LLP (professional services firm), Senior Manager (prior to April 2006)
Brian E. Langenfeld (4) (born 3/07/73)	Assistant Secretary and Assistant Clerk	May 2006	Massachusetts Financial Services Company, Vice President and Senior Counsel (since May 2006); John Hancock Advisers, LLC, Assistant Vice President and Counsel (until April 2006)
Ellen Moynihan (4) (born 11/13/57)	Assistant Treasurer	May 1997	Massachusetts Financial Services Company, Senior Vice President
Susan S. Newton (4) (born 3/07/50)	Assistant Secretary and Assistant Clerk	May 2005	Massachusetts Financial Services Company, Senior Vice President and Associate General Counsel (since April 2005); John Hancock Advisers, LLC, Senior Vice President, Secretary and Chief Legal Officer (until April 2005)
Susan A. Pereira (4) (born 11/05/70)	Assistant Secretary and Assistant Clerk	July 2005	Massachusetts Financial Services Company, Vice President and Senior Counsel (since June 2004); Bingham McCutchen LLP (law firm), Associate (until June 2004)
Mark N. Polebaum (4) (born 5/01/52)	Secretary and Clerk	February 2006	Massachusetts Financial Services Company, Executive Vice President, General Counsel and Secretary (since January 2006); Wilmer Cutler Pickering Hale and Dorr LLP (law firm), Partner (until January 2006)
Frank L. Tarantino (born 3/07/44)	Independent Chief Compliance Officer	September 2004	Tarantino LLC (provider of compliance services), Principal (since June 2004); CRA Business Strategies Group (consulting services), Executive Vice President (until June 2004)
Richard S. Weitzel (4) (born 7/16/70)	Assistant Secretary and Assistant Clerk	October 2007	Massachusetts Financial Services Company, Vice President and Assistant General Counsel (since 2004); Massachusetts Department of Business and Technology, General Counsel (until April 2004)
James O. Yost (4) (born 6/12/60)	Assistant Treasurer	April 1992	Massachusetts Financial Services Company, Senior Vice President

(1)	Date first appointed to serve as Trustee/Officer of an MFS fund or a Compass variable account. Each Trustee has served continuously since appointment.

(2)	Directorships or trusteeships of companies required to report to the Securities and Exchange Commission (i.e., “public companies”).

(3)	“Interested person” of the Trust, within the meaning of the Investment Company Act of 1940 (referred to as the 1940 Act), which is the principal federal law governing investment companies like the Trust, as a result of position with Sun Life of Canada (U.S.). The address of Sun Life of Canada (U.S.) is One Sun Life Executive Park, Wellesley Hills, Massachusetts 02481.

(4)	“Interested person” of MFS within the meaning of the 1940 Act. The address of MFS is 500 Boylston Street, Boston, Massachusetts 02116.

The Trust does not hold annual meetings for the purpose of electing Trustees, and Trustees are not elected for fixed terms. Each Trustee and officer holds office until his or her successor is chosen and qualified, or until his or her earlier death, resignation, retirement or removal.

All Trustees currently serve as Trustees of the Trust and have served in that capacity since originally elected or appointed. All of the Trustees are also Managers of the Compass Variable Accounts. The executive officers of the Trust hold similar offices for the Compass Variable Accounts and other funds in the MFS fund complex. As of January 1, 2009, each Trustee serves as a Trustee or Manager of 35 Accounts/Funds.

The Statement of Additional Information contains further information about the Trustees and is available without charge upon request by calling 1-800-752-7215.

The Statement of Additional Information contains further information about the Trustees and is available without charge upon request by calling 1-800-225-2606.

Investment Adviser Massachusetts Financial Services Company 500 Boylston Street, Boston, MA 02116-3741	Custodian State Street Bank and Trust 1 Lincoln Street, Boston, MA 02111-2900
Distributor MFS Fund Distributors, Inc. 500 Boylston Street, Boston, MA 02116-3741	Independent Registered Public Accounting Firm Deloitte & Touche LLP 200 Berkeley Street, Boston, MA 02116
Portfolio Managers David DeGroff Eric Fischman

21

BOARD REVIEW OF INVESTMENT ADVISORY AGREEMENT

The Investment Company Act of 1940 requires that both the full Board of Trustees and a majority of the non-interested (“independent”) Trustees, voting separately, annually approve the continuation of the investment advisory agreement between MFS Variable Insurance Trust II (the “Trust”) and Massachusetts Financial Services Company (“MFS”) on behalf of the Fund. The Trustees consider matters bearing on the Fund and the advisory arrangements at their meetings throughout the year, including a review of performance data at each regular meeting. In addition, the independent Trustees met in May and again in July 2008 (“contract review meetings”) for the specific purpose of considering whether to approve the continuation of the investment advisory agreement for the Fund. The independent Trustees were assisted in their evaluation of the investment advisory agreement by independent legal counsel, from whom they received separate legal advice and with whom they met separately from MFS management during various contract review meetings. The independent Trustees were also assisted in this process by the Fund’s Independent Chief Compliance Officer, a full-time senior officer appointed by and reporting to the independent Trustees.

In connection with their deliberations, the Trustees, including the independent Trustees, considered such information and factors as they believed, in light of the legal advice furnished to them and their own business judgment, to be relevant. The investment advisory agreement was considered separately for the Fund, although the Trustees also took into account the common interests of all Funds in the Trust in their review. As described below, the Trustees considered the nature, quality, and extent of the various investment advisory, administrative, and shareholder services performed by MFS under the existing investment advisory agreement and other arrangements with the Trust.

In connection with their contract review meetings, the Trustees received and relied upon materials which included, among other items: (i) information provided by Lipper Inc. on the investment performance of the Fund for various time periods ended December 31, 2007, compared to the investment performance of a group of funds with substantially similar investment classifications/objectives (the “Lipper performance universe”), (ii) information provided by Lipper Inc. on the Fund’s advisory fees and other expenses compared to the advisory fees and other expenses of comparable funds identified by Lipper (the “Lipper expense group”), (iii) information provided by MFS on the advisory fees of comparable portfolios of its other clients, including institutional separate account and other clients, (iv) information as to whether expense waivers, reimbursements or fee “breakpoints” are observed for the Fund, (v) information regarding MFS’ financial results and financial condition, including MFS’ and certain of its affiliates’ estimated profitability from services performed for the Fund, (vi) MFS’ views regarding the outlook for the mutual fund industry and its strategic business plans, (vii) descriptions of various functions performed by MFS for the Trust, such as compliance monitoring and portfolio trading practices, and (viii) information regarding the overall organization of MFS, including information about MFS’ senior management and other personnel providing investment advisory, administrative and other services to the Fund. The comparative performance, fee and expense information prepared and provided by Lipper Inc. was not independently verified, and the independent Trustees did not independently verify any information provided to them by MFS.

The Trustees’ conclusion as to the continuation of the investment advisory agreement was based on comprehensive consideration of all information provided to the Trustees and not the result of any single factor. Some of the factors that figured particularly in the Trustees’ deliberations are described below for the Fund, while individual Trustees may have given different weight to various factors and evaluated the information presented as a whole differently than another Trustee. The Trustees recognized that the fee arrangements for the Fund reflect years of review and discussion between the independent Trustees and MFS, that certain aspects of such arrangements may receive greater scrutiny in some years than others, and that the Trustees’ conclusions may be based, in part, on their consideration of these same arrangements during the course of the year and in prior years.

Based on information provided by Lipper Inc., the Trustees compared the Fund’s total return investment performance to the performance of a peer group of funds over various time periods. The Trustees placed particular emphasis on the total return performance of the Fund’s Initial Class shares in comparison to the performance of funds in its Lipper performance universe over the one-, three- and five-year periods. The Trustees did not rely on performance results for more recent periods, including those shown elsewhere in this report.

The Trustees noted the performance of the Fund’s Initial Class shares was in the 4th quintile relative to the other funds in the Lipper Classification Index for the one-year period (the 1st quintile being the best performers and the 5th quintile being the worst performers). The total return performance of the Fund was in the 5th quintile for the three-year period and the five-year period ended December 31, 2007, relative to the Lipper performance universe. Based on the nature and quality of services provided by MFS and MFS’ explanation of steps taken to improve performance, the Board of Trustees concluded that the Fund’s performance was adequate.

In the course of their deliberations, the Trustees took into account information provided by MFS during contract review meetings, as well as during investment review meetings conducted with portfolio management personnel during the course of the year.

22

Board Review of Investment Advisory Agreement – continued

In assessing the reasonableness of the Fund’s advisory fee, the Trustees considered, among other information, the Fund’s advisory fee and the total expense ratio of the Fund’s Initial Class shares as a percentage of average daily net assets, compared to the advisory fee and total expense ratios of its peer group of funds based on information provided by Lipper Inc. The Trustees also considered the advisory fees charged by MFS to institutional accounts. In comparing these fees, the Trustees considered the generally broader scope of services provided by MFS to the Trust than those provided to institutional accounts. The Trustees also considered the higher demands placed on MFS’ investment personnel and trading infrastructure as a result of the daily cash in-flows and out-flows of the Fund, and the impact on MFS and related expenses due to the more extensive regulatory regime to which the Fund is subject, compared to institutional accounts.

In considering the fees, the Trustees noted from the Lipper data that the Fund’s effective advisory fee rate was approximately at the median and total expense ratio was below the median of such fees and expenses of funds in the Lipper expense group. The Trustees further noted that MFS agreed to continue to reduce its advisory fee on average daily net assets over $2.5 billion, and concluded that the existing breakpoints were sufficient to allow the Fund to benefit from economies of scale as its assets grow. The Trustees concluded that the fees were reasonable in light of the nature and quality of services provided.

The Trustees also considered information prepared by MFS relating to its costs and profits with respect to the Fund and other investment companies and accounts advised by MFS, as well as MFS’ methodologies used to determine and allocate its costs to the Fund and other accounts and products for purposes of estimating profitability.

After reviewing these and other factors described below, the Trustees concluded that the advisory fees charged to the Fund represent reasonable compensation in light of the nature and quality of the services being provided by MFS.

In addition, the Trustees considered MFS’ resources and related efforts to continue to retain, attract and motivate capable personnel to serve the Fund. The Trustees also considered the financial resources of MFS and its parent, Sun Life Financial Inc. The Trustees further considered any advantages and possible disadvantages of having an adviser which also serves other investment companies as well as institutional accounts.

The Trustees also considered the nature, quality, cost, and extent of administrative, transfer agency, and distribution services provided to the Fund by MFS and its affiliates under agreements and plans other than the investment advisory agreement, including the 12b-1 fees the Fund pays to MFS Fund Distributors, Inc., an affiliate of MFS. The Trustees also considered the nature, extent and quality of certain other services MFS performs or arranges on the Fund’s behalf, which may include securities lending programs, directed expense payment programs, class action recovery programs, and MFS’ interaction with third-party service providers, principally custodians and sub-custodians. The Trustees concluded that the various non-advisory services provided by MFS and its affiliates on behalf of the Fund were satisfactory. The Trustees also considered the benefits to MFS from the use of the Fund’s portfolio brokerage commissions to pay for research and other similar services and various other factors. Additionally, the Trustees considered so-called “fall-out benefits” to MFS such as reputational value derived from serving as investment manager to the Trust, and determined that any such benefits derived by MFS were reasonable and fair.

Based on their evaluation of factors that they deemed to be material, including those factors described above, the Board of Trustees, including a majority of the independent Trustees, concluded that the investment advisory agreement should be continued for an additional one-year period, commencing September 1, 2008.

A discussion regarding the Board’s most recent review and renewal of the fund’s Investment Advisory Agreement with MFS is available by clicking on the fund’s name under “Variable Insurance Portfolios-VIT II” in the “Products & Performance” section on the MFS Web site (mfs.com).

23

PROXY VOTING POLICIES AND INFORMATION

A general description of the MFS funds’ proxy voting policies and procedures is available without charge, upon request, by calling 1-800-225-2606, by visiting the Proxy Voting section of mfs.com or by visiting the SEC’s Web site at http://www.sec.gov.

Information regarding how the fund voted proxies relating to portfolio securities during the most recent twelve-month period ended June 30 is available without charge by visiting the Proxy Voting section of mfs.com or by visiting the SEC’s Web site at http://www.sec.gov.

QUARTERLY PORTFOLIO DISCLOSURE

The fund will file a complete schedule of portfolio holdings with the Securities and Exchange Commission (the Commission) for the first and third quarters of each fiscal year on Form N-Q. The fund’s Form N-Q may be reviewed and copied at the:

Public Reference Room

Securities and Exchange Commission

100 F Street, NE, Room 1580

Washington, D.C. 20549

Information on the operation of the Public Reference Room may be obtained by calling the Commission at 1-800-SEC-0330. The fund’s Form N-Q is available on the EDGAR database on the Commission’s Internet Web site at http://www.sec.gov, and copies of this information may be obtained, upon payment of a duplicating fee, by electronic request at the following e-mail address: publicinfo@sec.gov or by writing the Public Reference Section at the above address.

24

MFS® PRIVACY NOTICE

Privacy is a concern for every investor today. At MFS Investment Management® and the MFS funds, we take this concern very seriously. We want you to understand our policies about the investment products and services that we offer, and how we protect the nonpublic personal information of investors who have a direct relationship with us and our wholly owned subsidiaries.

Throughout our business relationship, you provide us with personal information. We maintain information and records about you, your investments, and the services you use. Examples of the nonpublic personal information we maintain include

•	data from investment applications and other forms
•	share balances and transactional history with us, our affiliates, or others
•	facts from a consumer reporting agency

We do not disclose any nonpublic personal information about our customers or former customers to anyone, except as permitted by law. We may share nonpublic personal information with third parties or certain of our affiliates in connection with servicing your account or processing your transactions. We may share information with companies or financial institutions that perform marketing services on our behalf or with other financial institutions with which we have joint marketing arrangements, subject to any legal requirements.

Authorization to access your nonpublic personal information is limited to appropriate personnel who provide products, services, or information to you. We maintain physical, electronic, and procedural safeguards to help protect the personal information we collect about you.

If you have any questions about the MFS privacy policy, please call 1-800-225-2606 any business day between 8 a.m. and 8 p.m. Eastern time.

Note: If you own MFS products or receive MFS services in the name of a third party such as a bank or broker-dealer, their privacy policy may apply to you instead of ours.

25

MFS
INVESTMENT MANAGEMENT

MFS® Capital Appreciation Portfolio

MFS® Variable Insurance Trust II
Annual report

12/31/08
CAS-ANN

MFS® CAPITAL APPRECIATION PORTFOLIO

The report is prepared for the general information of contract owners. It is authorized for distribution to prospective investors only when preceded or accompanied by a current prospectus.

NOT FDIC INSURED • MAY LOSE VALUE • NO BANK GUARANTEE • NOT A DEPOSIT • NOT INSURED BY ANY FEDERAL GOVERNMENT AGENCY OR NCUA/NCUSIF

LETTER FROM THE CEO

Dear Contract Owners:

The market downturns and economic setbacks of late probably rank among the worst financial declines most of us have experienced. Inevitably, people may be questioning their commitment to investing. Still, it is important to remember that downturns are an inescapable part of the business cycle. Such troughs have been seen before, and if we can use history as a guide, market recoveries typically have followed.

Recent events have clearly shown us the value of certain types of investments. In this environment, two of the hallmarks of mutual funds — transparency and liquidity — have become critically important. Unlike some other types of investments, the operations of mutual funds are relatively transparent to their shareholders. With their daily redemption feature, mutual funds also generally provide easy, convenient access to one’s money. Through these recent market upheavals, this level of liquidity enhanced the ability of mutual fund investors to respond and modify their investments as they and their advisors saw fit — a flexibility that those in less liquid investments simply did not have at their disposal.

At MFS® we take particular pride in how well mutual funds can serve investors because we invented the mutual fund in the United States. Established in 1924, Massachusetts Investors Trust was the nation’s first fund. Recent market events only reinforce what we have learned through 85 years — that mutual funds provide unique features that are important to investors in any type of market climate.

Respectfully,

Robert J. Manning

Chief Executive Officer and Chief Investment Officer

MFS Investment Management®

February 17, 2009

The opinions expressed in this letter are subject to change, may not be relied upon for investment advice, and no forecasts can be guaranteed.

Before investing, consider the fund’s investment objectives, risks, charges, and expenses. For a prospectus containing this and other information, contact your investment professional or view online. Read it carefully.

MFS Fund Distributors, Inc., 500 Boylston Street, Boston, MA 02116

1

PORTFOLIO COMPOSITION

Portfolio structure

Top ten holdings
Oracle Corp.	4.1%
Cisco Systems, Inc.	3.1%
CVS Caremark Corp.	3.0%
United Technologies Corp.	2.8%
Accenture Ltd.	2.8%
Danaher Corp.	2.8%
PepsiCo, Inc.	2.7%
Google, Inc., “A”	2.6%
Genzyme Corp.	2.6%
MasterCard, Inc., “A”	2.3%

Equity sectors
Technology	23.6%
Health Care	18.8%
Special Products & Services	10.1%
Consumer Staples	9.7%
Energy	8.1%
Retailing	7.6%
Industrial Goods & Services	7.0%
Financial Services	4.3%
Leisure	3.5%
Basic Materials	3.4%
Utilities & Communications	1.4%
Transportation	0.5%

Percentages are based on net assets as of 12/31/08.

The portfolio is actively managed and current holdings may be different.

2

MANAGEMENT REVIEW

Summary of Results

For the twelve months ended December 31, 2008, Initial Class shares of the MFS Capital Appreciation Portfolio (the “fund”) provided a total return of –37.02%, while Service Class shares of the fund provided a total return of –37.22%. These compare with a return of
–38.44% for the fund’s benchmark, the Russell 1000 Growth Index.

Market Environment

The U.S. economy and financial markets experienced significant deterioration and extraordinary volatility over the reporting period. U.S. economic growth slowed significantly, despite the short-term bounce from the second quarter fiscal stimulus. Strong domestic headwinds included accelerated deterioration in the housing market, anemic corporate investment, a rapidly declining job market, and a much tighter credit environment. During the period, a seemingly continuous series of tumultuous financial events hammered markets, including: the distressed sale of failing Bear Stearns to JPMorgan, the conservatorship of Government Sponsored Enterprises (GSEs) Fannie Mae and Freddie Mac, the bankruptcy of investment bank Lehman Brothers, the Federal Reserve Bank’s complex intervention of insurance company American International Group (AIG), the nationalization of several large European banks, the failure of Washington Mutual, and the distressed sale of Wachovia. As a result of this barrage of turbulent news, global equity markets pushed significantly lower and credit markets witnessed the worst dislocation since the beginning of the credit crisis. Though conditions improved towards the end of the period, the state of financial and macroeconomic dislocation remained severe.

While reasonably resilient during the first half of the period, the global economy and financial system increasingly experienced considerable negative spillovers from the U.S. slowdown. Not only did Europe and Japan show obvious signs of economic softening, the more powerful engine of global growth – emerging markets – also displayed weakening dynamics.

During the reporting period, the U.S. Federal Reserve Board cut interest rates aggressively and introduced a multitude of new lending facilities to alleviate ever-tightening credit markets, while the U.S. federal government moved quickly to design and implement a meaningful fiscal stimulus package. Although several other global central banks also cut rates, the dilemma of rising energy and food prices heightened concerns among central bankers that inflationary expectations might become unhinged despite weaker growth. Only later in the reporting period did slowing global growth result in a very precipitous decline in commodity prices, which significantly eased inflation and inflationary expectations. As inflationary concerns diminished in the face of global deleveraging, and equity and credit markets deteriorated more sharply, a coordinated rate cut marked the beginning of much more aggressive easing by the major global central banks.

Contributors to Performance

Security selection in the industrial goods and services sector contributed to the fund’s performance relative to the Russell 1000 Growth Index. Facilities maintenance products supplier W.W. Grainger was among the fund’s top relative contributors.

A combination of stock selection and an underweighted position in the energy sector also boosted relative results, although no individual stocks within this sector were among the fund’s top relative contributors for the reporting period.

The fund’s holdings in several individual health care stocks also had a positive impact on relative performance. These included pharmaceutical company Wyeth, pharmaceutical and diagnostic company Roche Holding (aa) (Switzerland), diversified medical products maker Johnson & Johnson, and global biotechnology company Genzyme. Shares of Genzyme performed better than the sector overall due to strong sales growth in its drug products, particularly a significant jump in the latter part of the reporting period in sales of its rare genetic disorder drug Myozyme.

Securities in other sectors that aided relative returns included enterprise software products maker Oracle, semiconductor manufacturer Taiwan Semiconductor (aa), and food companies, Nestle (Switzerland) (aa) and General Mills (g). Stock price of General Mills appreciated during the period as the company reported positive results that were, in part, due to strong demands for its innovative products and the company’s ability to contain costs.

The fund’s cash position was also a contributor to relative performance. The fund holds cash to buy new holdings and to provide liquidity. In a period when equity markets declined, as measured by the fund’s benchmark, holding cash helped performance versus the benchmark, which has no cash position.

Detractors from Performance

Stock selection in the leisure sector was the principal detractor from the fund’s relative performance. Within this sector, cruise line operator Royal Caribbean Cruises (aa)(g) was the top relative detractor. Shares of Royal Caribbean suffered during the first part of the reporting period due to high fuel costs and more recently due to weak consumer spending. Not owning positive-performing fast food giant McDonald’s also hindered relative results over the reporting period.

3

Management Review – continued

In the retailing sector, security selection dampened relative returns. Not owning retail giant Wal-Mart Stores hurt relative performance as the stock significantly outperformed the benchmark.

Security selection in the health care sector also held back relative results. The fund’s positioning in eye care products maker Advanced Medical Optics (g) detracted from relative performance as the fund held the stock during a period when the stock’s price declined. Shares of Advanced Medical Optics suffered due to a weaker revenue outlook as a result of weakness in its U.S. Lasik procedures. Demand for this relatively costly elective procedure is expected to decline during a period of economic weakness. In addition, the stock was pressured by a previously announced recall of its lens solutions products and its impact on sales. Not holding medical products maker Abbott Laboratories and strong-performing biotech firm Gilead Sciences also negatively affected relative returns.

Elsewhere, oil field services provider Weatherford International (g), Canadian wireless solutions provider Research In Motion (aa), and German stock exchange Deutsche Boerse (aa) were among the fund’s top relative detractors. Not owning tobacco company Philip Morris International, which outperformed the benchmark over the reporting period, dampened relative results.

Respectfully,

Jeffrey Constantino

Portfolio Manager

Note to Shareholders: Effective November 20, 2008, Stephen Pesek and Maureen Pettirossi are no longer portfolio managers of the fund.

(aa)	Security is not a benchmark constituent.

(g)	Security was not held in the portfolio at period end.

The views expressed in this report are those of the portfolio manager only through the end of the period of the report as stated on the cover and do not necessarily reflect the views of MFS or any other person in the MFS organization. These views are subject to change at any time based on market or other conditions, and MFS disclaims any responsibility to update such views. These views may not be relied upon as investment advice or an indication of trading intent on behalf of any MFS portfolio. References to specific securities are not recommendations of such securities, and may not be representative of any MFS portfolio’s current or future investments.

4

PERFORMANCE SUMMARY THROUGH 12/31/08

The following chart illustrates the historical performance of the fund in comparison to its benchmark(s). Benchmark comparisons are unmanaged; do not reflect any fees or expenses; and cannot be invested in directly. The performance of other share classes will be greater than or less than that of the class depicted below. (See Notes to Performance Summary.)

Performance data shown represents past performance and is no guarantee of future results. Investment return and principal value fluctuate so your units, when sold, may be worth more or less than the original cost; current performance may be lower or higher than quoted. The performance shown does not reflect the deduction of taxes, if any, that a contract holder would pay on fund distributions or the redemption of contract units. The returns for the fund shown also do not reflect the deduction of expenses associated with variable products, such as mortality and expense risk charges, separate account charges, and sales charges imposed by the insurance company separate accounts. Such expenses would reduce the overall returns shown.

Growth of a hypothetical $10,000 investment

Total rates of return through 12/31/08

Average Annual Total Returns

Share class	Class inception date	1-yr	5-yr	10-yr
Initial Class	6/12/85	(37.02)%	(3.56)%	(4.41)%
Service Class	8/24/01	(37.22)%	(3.81)%	(4.59)%

Comparative Benchmark

Russell 1000 Growth Index (f)	(38.44)%	(3.42)%	(4.27)%

(f)	Source: FactSet Research Systems Inc.

Benchmark Definition

Russell 1000 Growth Index – constructed to provide a comprehensive barometer for growth securities in the large-cap segment of the U.S. equity universe. Companies in this index generally have higher price-to-book ratios and higher forecasted growth values.

It is not possible to invest directly in an index.

Notes to Performance Summary

Performance for the Service Class includes the performance of the fund’s Initial Class for periods prior to their offering. Because Service Class expenses are higher than those of Initial Class, performance shown for Service Class is higher than it would have been had it been offered for the entire period. Performance has not been adjusted to take into account differences in class specific operating expenses (such as Rule 12b-1 fees). Please see the prospectus for additional information about performance and expenses.

Performance results reflect any applicable expense subsidies and waivers in effect during the periods shown. Without such subsidies and waivers the fund’s performance results would be less favorable. Please see the prospectus for complete details. All results are historical and assume the reinvestment of any dividends and capital gains distributions.

From time to time the fund may receive proceeds from litigation settlements, without which performance would be lower.

5

EXPENSE TABLE

Fund Expenses Borne by the Contract Holders During the Period,

July 1, 2008 through December 31, 2008

As a contract holder of the fund, you incur ongoing costs, including management fees; distribution (12b-1) fees; and other fund expenses. This example is intended to help you understand your ongoing costs (in dollars) of investing in the fund and to compare these costs with the ongoing costs of investing in other mutual funds.

The example is based on an investment of $1,000 invested at the beginning of the period and held for the entire period July 1, 2008 through December 31, 2008.

Actual Expenses

The first line for each share class in the following table provides information about actual account values and actual expenses. You may use the information in this line, together with the amount you invested, to estimate the expenses that you paid over the period. Simply divide your account value by $1,000 (for example, an $8,600 account value divided by $1,000 = 8.6), then multiply the result by the number in the first line under the heading entitled “Expenses Paid During Period” to estimate the expenses you paid on your account during this period.

Hypothetical Example for Comparison Purposes

The second line for each share class in the following table provides information about hypothetical account values and hypothetical expenses based on the fund’s actual expense ratio and an assumed rate of return of 5% per year before expenses, which is not the fund’s actual return. The hypothetical account values and expenses may not be used to estimate the actual ending account balance or expenses you paid for the period. You may use this information to compare the ongoing costs of investing in the fund and other funds. To do so, compare this 5% hypothetical example with the 5% hypothetical examples that appear in the shareholder reports of the other funds.

Please note that the expenses shown in the table are meant to highlight the fund’s ongoing costs only and do not take into account the fees and expenses imposed under the variable contracts through which your investment in the fund is made. Therefore, the second line for each share class in the table is useful in comparing ongoing costs associated with an investment in vehicles (such as the fund) which fund benefits under variable annuity and variable life insurance contracts and to qualified pension and retirement plans only, and will not help you determine the relative total costs of investing in the fund through variable annuity and variable life insurance contracts. If the fees and expenses imposed under the variable contracts were included, your costs would have been higher.

Share Class		Annualized Expense Ratio	Beginning Account Value 7/01/08	Ending Account Value 12/31/08	Expenses Paid During Period (p) 7/01/08-12/31/08
Initial Class	Actual	0.88%	$1,000.00	$694.59	$3.75
	Hypothetical (h)	0.88%	$1,000.00	$1,020.71	$4.47
Service Class	Actual	1.12%	$1,000.00	$693.67	$4.77
	Hypothetical (h)	1.12%	$1,000.00	$1,019.51	$5.69

(h)	5% class return per year before expenses.

(p)	Expenses paid is equal to each class’ annualized expense ratio, as shown above, multiplied by the average account value over the period, multiplied by the number of days in the period, divided by the number of days in the year.

6

PORTFOLIO OF INVESTMENTS – 12/31/08

The Portfolio of Investments is a complete list of all securities owned by your fund. It is categorized by broad-based asset classes.

Issuer	Shares/Par	Value ($)

COMMON STOCKS – 98.0%
Aerospace – 2.8%
United Technologies Corp.	130,180	$6,977,644

Alcoholic Beverages – 1.3%
Diageo PLC	227,490	$3,164,506

Apparel Manufacturers – 2.8%
LVMH Moet Hennessy Louis Vuitton S.A.	48,420	$3,253,153
NIKE, Inc., “B”	72,440	3,694,440

		$6,947,593

Biotechnology – 2.6%
Genzyme Corp. (a)	96,690	$6,417,315

Broadcasting – 2.7%
Grupo Televisa S.A., ADR	115,830	$1,730,500
Omnicom Group, Inc.	185,120	4,983,430

		$6,713,930

Brokerage & Asset Managers – 1.3%
Charles Schwab Corp.	82,550	$1,334,834
Deutsche Boerse AG	26,770	1,949,720

		$3,284,554

Business Services – 10.1%
Accenture Ltd.	212,570	$6,970,170
Amdocs Ltd. (a)	177,930	3,254,340
Automatic Data Processing, Inc.	45,500	1,789,970
Fidelity National Information Services, Inc.	73,430	1,194,706
MasterCard, Inc., “A”	39,790	5,687,185
Visa, Inc.	26,910	1,411,430
Western Union Co.	343,830	4,930,522

		$25,238,323

Cable TV – 0.8%
Comcast Corp., “A”	119,530	$2,017,666

Chemicals – 1.4%
3M Co.	62,200	$3,578,988

Computer Software – 6.2%
Microsoft Corp.	194,530	$3,781,663
Oracle Corp. (a)	578,750	10,261,238
VeriSign, Inc. (a)	76,710	1,463,627

		$15,506,528

Computer Software – Systems – 4.5%
Apple, Inc. (a)	33,780	$2,883,123
EMC Corp. (a)	202,970	2,125,096
Hewlett-Packard Co.	85,430	3,100,255
International Business Machines Corp.	37,680	3,171,149

		$11,279,623

Consumer Goods & Services – 3.8%
Colgate-Palmolive Co.	64,640	$4,430,426
Procter & Gamble Co.	79,840	4,935,709

		$9,366,135

Issuer	Shares/Par	Value ($)

COMMON STOCKS – continued
Electrical Equipment – 4.2%
Danaher Corp.	122,290	$6,922,837
W.W. Grainger, Inc.	44,590	3,515,476

		$10,438,313

Electronics – 5.1%
Intersil Corp., “A”	161,060	$1,480,141
KLA-Tencor Corp.	148,180	3,228,842
National Semiconductor Corp.	308,500	3,106,595
Samsung Electronics Co. Ltd., GDR	12,525	2,191,875
Taiwan Semiconductor Manufacturing Co. Ltd., ADR	348,664	2,754,446

		$12,761,899

Energy – Integrated – 5.5%
Chevron Corp.	58,280	$4,310,972
Exxon Mobil Corp.	36,350	2,901,821
Hess Corp.	57,620	3,090,737
Marathon Oil Corp.	122,780	3,359,261

		$13,662,791

Food & Beverages – 4.6%
Groupe Danone	34,372	$2,074,521
Nestle S.A.	64,807	2,554,211
PepsiCo, Inc.	124,160	6,800,243

		$11,428,975

Food & Drug Stores – 3.0%
CVS Caremark Corp.	258,272	$7,422,737

General Merchandise – 0.5%
Kohl’s Corp. (a)	37,350	$1,352,070

Internet – 3.2%
eBay, Inc. (a)	112,340	$1,568,266
Google, Inc., “A” (a)	21,220	6,528,333

		$8,096,599

Major Banks – 3.0%
Bank of New York Mellon Corp.	107,901	$3,056,835
State Street Corp.	115,800	4,554,414

		$7,611,249

Medical & Health Technology & Services – 2.5%
Medco Health Solutions, Inc. (a)	38,260	$1,603,477
Patterson Cos., Inc. (a)	146,920	2,754,750
VCA Antech, Inc. (a)	92,050	1,829,954

		$6,188,181

Medical Equipment – 7.7%
DENTSPLY International, Inc.	59,600	$1,683,104
Medtronic, Inc.	176,570	5,547,829
Stryker Corp.	57,070	2,279,947
Thermo Fisher Scientific, Inc. (a)	120,750	4,113,953
Waters Corp. (a)	89,160	3,267,714
Zimmer Holdings, Inc. (a)	60,600	2,449,452

		$19,341,999

7

Portfolio of Investments – continued

Issuer	Shares/Par	Value ($)

COMMON STOCKS – continued
Metals & Mining – 0.8%
BHP Billiton Ltd., ADR	46,790	$2,007,291

Network & Telecom – 3.7%
Cisco Systems, Inc. (a)	471,020	$7,677,626
Research in Motion Ltd. (a)	39,530	1,604,127

		$9,281,753

Oil Services – 2.6%
Halliburton Co.	183,030	$3,327,485
Noble Corp.	90,280	1,994,285
Schlumberger Ltd.	29,100	1,231,803

		$6,553,573

Personal Computers & Peripherals – 0.9%
NetApp, Inc. (a)	153,280	$2,141,322

Pharmaceuticals – 6.0%
Allergan, Inc.	110,430	$4,452,538
Johnson & Johnson	60,180	3,600,569
Merck KGaA	28,410	2,582,967
Roche Holding AG	19,050	2,932,437
Wyeth	39,980	1,499,650

		$15,068,161

Specialty Chemicals – 1.2%
Praxair, Inc.	51,210	$3,039,826

Specialty Stores – 1.3%
Staples, Inc.	178,640	$3,201,229

Issuer	Shares/Par	Value ($)

COMMON STOCKS – continued
Telecommunications – Wireless – 1.4%
America Movil S.A.B. de C.V., “L”, ADR	61,000	$1,890,390
Rogers Communications, Inc., “B”	51,730	1,556,038

		$3,446,428

Trucking – 0.5%
United Parcel Service, Inc., “B”	22,280	$1,228,965

Total Common Stocks (Identified Cost, $320,124,379)		$244,766,166

Money Market Funds (v) – 1.7%
MFS Institutional Money Market Portfolio, 0.37%, at Cost and Net Asset Value	4,249,723	$4,249,723

Total Investments (Identified Cost, $324,374,102)		$249,015,889

OTHER ASSETS, LESS LIABILITIES – 0.3%		803,341

Net Assets – 100.0%		$249,819,230

(a)	Non-income producing security.

(v)	Underlying fund that is available only to investment companies managed by MFS. The rate quoted is the annualized seven-day yield of the fund at period end.

The following abbreviations are used in this report and are defined:

ADR	American Depository Receipt

GDR	Global Depository Receipt

See Notes to Financial Statements

8

FINANCIAL STATEMENTS  |  STATEMENT OF ASSETS AND LIABILITIES

This statement represents your fund’s balance sheet, which details the assets and liabilities comprising the total value of the fund.

At 12/31/08
Assets
Investments –
Non-affiliated issuers, at value (identified cost, $320,124,379)	$244,766,166
Underlying funds, at cost and value	4,249,723
Total investments, at value (identified cost, $324,374,102)	$249,015,889
Receivable for investments sold	$8,047,067
Receivable for fund shares sold	227
Interest and dividends receivable	353,824
Other assets	13,487
Total assets		$257,430,494
Liabilities
Payable for investments purchased	$7,087,723
Payable for fund shares reacquired	392,242
Payable to affiliates
Management fee	10,027
Distribution fees	202
Administrative services fee	736
Payable for trustees’ compensation	401
Accrued expenses and other liabilities	119,933
Total liabilities		$7,611,264
Net assets		$249,819,230
Net assets consist of
Paid-in capital	$1,029,583,881
Unrealized appreciation (depreciation) on investments and translation of assets and liabilities in foreign currencies	(75,362,052)
Accumulated net realized gain (loss) on investments and foreign currency transactions	(706,362,198)
Undistributed net investment income	1,959,599
Net assets		$249,819,230
Shares of beneficial interest outstanding		17,530,952
Initial Class shares
Net assets	$234,711,622
Shares outstanding	16,462,066
Net asset value per share		$14.26
Service Class shares
Net assets	$15,107,608
Shares outstanding	1,068,886
Net asset value per share		$14.13

See Notes to Financial Statements

9

FINANCIAL STATEMENTS  |  STATEMENT OF OPERATIONS

This statement describes how much your fund earned in investment income and accrued in expenses. It also describes any gains and/or losses generated by fund operations.

Year ended 12/31/08
Net investment income
Income
Dividends	$5,371,289
Interest	83,060
Dividends from underlying funds	8,627
Foreign taxes withheld	(211,737)
Total investment income		$5,251,239
Expenses
Management fee	$2,800,945
Distribution fees	55,015
Administrative services fee	114,552
Trustees’ compensation	50,688
Custodian fee	91,427
Shareholder communications	48,925
Auditing fees	42,228
Legal fees	7,127
Miscellaneous	38,442
Total expenses		$3,249,349
Fees paid indirectly	(212)
Net expenses		$3,249,137
Net investment income		$2,002,102
Realized and unrealized gain (loss) on investments and foreign currency transactions
Realized gain (loss) (identified cost basis)
Investments transactions:
Non-affiliated issuers	$(43,410,581)
Foreign currency transactions	(37,476)
Net realized gain (loss) on investments and foreign currency transactions		$(43,448,057)
Change in unrealized appreciation (depreciation)
Investments	$(116,129,989)
Translation of assets and liabilities in foreign currencies	(7,141)
Net unrealized gain (loss) on investments and foreign currency translation		$(116,137,130)
Net realized and unrealized gain (loss) on investments and foreign currency		$(159,585,187)
Change in net assets from operations		$(157,583,085)

See Notes to Financial Statements

10

FINANCIAL STATEMENTS  |  STATEMENTS OF CHANGES IN NET ASSETS

These statements describe the increases and/or decreases in net assets resulting from operations, any distributions, and any shareholder transactions.

For years ended 12/31	2008	2007
Change in net assets
From operations
Net investment income	$2,002,102	$1,801,291
Net realized gain (loss) on investments and foreign currency transactions	(43,448,057)	52,056,987
Net unrealized gain (loss) on investments and foreign currency translation	(116,137,130)	2,426,238
Change in net assets from operations	$(157,583,085)	$56,284,516
Distributions declared to shareholders
From net investment income
Initial Class	$(1,763,333)	$(981,066)
Service Class	(37,450)	—
Total distributions declared to shareholders	$(1,800,783)	$(981,066)
Change in net assets from fund share transactions	$(74,356,683)	$(130,804,964)
Total change in net assets	$(233,740,551)	$(75,501,514)
Net assets
At beginning of period	483,559,781	559,061,295
At end of period (including undistributed net investment income of $1,959,599 and $1,795,756, respectively)	$249,819,230	$483,559,781

See Notes to Financial Statements

11

FINANCIAL STATEMENTS  |  FINANCIAL HIGHLIGHTS

The financial highlights table is intended to help you understand the fund’s financial performance for the past 5 years. Certain information reflects financial results for a single fund share. The total returns in the table represent the rate by which an investor would have earned (or lost) on an investment in the fund share class (assuming reinvestment of all distributions) held for the entire period.

Initial Class	Years ended 12/31
	2008	2007	2006	2005	2004
Net asset value, beginning of period	$22.74	$20.50	$19.31	$19.25	$17.35
Income (loss) from investment operations
Net investment income (d)	$0.11	$0.08	$0.03	$0.03	$0.11
Net realized and unrealized gain (loss) on investments and foreign currency	(8.49)	2.20	1.20	0.14	1.80
Total from investment operations	$(8.38)	$2.28	$1.23	$0.17	$1.91
Less distributions declared to shareholders
From net investment income	$(0.10)	$(0.04)	$(0.04)	$(0.11)	$(0.01)
Net asset value, end of period	$14.26	$22.74	$20.50	$19.31	$19.25
Total return (%) (k)(s)	(37.02)	11.14	6.37	0.92	11.02	(b)
Ratios (%) (to average net assets) and Supplemental data:
Expenses (f)	0.86	0.83	0.79	0.85	0.82
Net investment income	0.55	0.36	0.18	0.18	0.62
Portfolio turnover	44	61	60	153	64
Net assets at end of period (000 Omitted)	$234,712	$456,006	$528,522	$649,588	$672,246

Service Class	Years ended 12/31
	2008	2007	2006	2005	2004
Net asset value, beginning of period	$22.54	$20.32	$19.16	$19.11	$17.25
Income (loss) from investment operations
Net investment income (loss) (d)	$0.06	$0.02	$(0.01)	$(0.01)	$0.07
Net realized and unrealized gain (loss) on investments and foreign currency	(8.44)	2.20	1.17	0.13	1.79
Total from investment operations	$(8.38)	$2.22	$1.16	$0.12	$1.86
Less distributions declared to shareholders
From net investment income	$(0.03)	$—	$—	$(0.07)	$—
Net asset value, end of period	$14.13	$22.54	$20.32	$19.16	$19.11
Total return (%) (k)(s)	(37.22)	10.93	6.05	0.63	10.78	(b)
Ratios (%) (to average net assets) and Supplemental data:
Expenses (f)	1.10	1.08	1.04	1.10	1.07
Net investment income (loss)	0.30	0.11	(0.07)	(0.07)	0.40
Portfolio turnover	44	61	60	153	64
Net assets at end of period (000 Omitted)	$15,108	$27,554	$30,540	$35,371	$35,997

(b)	The fund’s net asset value and total return calculation include a non-recurring accrual recorded as a result of an administrative proceeding regarding disclosure of brokerage allocation practices in connection with fund sales. The non-recurring accrual resulted in an increase in the net asset value of $0.02 per share based on shares outstanding on the day the accrual was recorded. Excluding the effect of this accrual from the ending net asset value per share, the Initial and Service Class total returns for the year ended December 31, 2004 would have been lower by approximately 0.11%.

(d)	Per share data is based on average shares outstanding.

(f)	Ratios do not reflect reductions from fees paid indirectly, if applicable.

(k)	The total return does not reflect expenses that apply to separate accounts. Inclusion of these charges would reduce the total return figures for all periods shown.

(s)	From time to time the fund may receive proceeds from litigation settlements, without which performance would be lower.

See Notes to Financial Statements

12

NOTES TO FINANCIAL STATEMENTS

(1)	Business and Organization

MFS Capital Appreciation Portfolio (the fund) is a series of MFS Variable Insurance Trust II (the trust). The trust is organized as a Massachusetts business trust and is registered under the Investment Company Act of 1940, as amended, as an open-end management investment company. The shares of the fund are sold to variable accounts established by insurance companies to fund benefits under variable contracts issued by such companies, and qualified retirement and pension plans.

(2)	Significant Accounting Policies

General – The preparation of financial statements in conformity with U.S. generally accepted accounting principles requires management to make estimates and assumptions that affect the reported amounts of assets and liabilities, and disclosure of contingent assets and liabilities at the date of the financial statements and the reported amounts of revenues and expenses during the reporting period. Actual results could differ from those estimates. The fund can invest in foreign securities. Investments in foreign securities are vulnerable to the effects of changes in the relative values of the local currency and the U.S. dollar and to the effects of changes in each country’s legal, political, and economic environment.

In March 2008, FASB Statement No. 161, Disclosures about Derivative Instruments and Hedging Activities (the “Standard”) was issued, and is effective for financial statements issued for fiscal years and interim periods beginning after November 15, 2008. This Standard provides enhanced disclosures about the fund’s use of and accounting for derivative instruments and the effect of derivative instruments on the fund’s results of operations and financial position. Management is evaluating the application of the Standard to the fund, and has not at this time determined the impact, if any, resulting from the adoption of this Standard on the fund’s financial statements.

FASB Staff Position (FSP) 133-1 was implemented during the period. FSP 133-1 amends FAS 133 to require sellers of credit derivatives to make disclosures that will enable financial statement users to assess the potential effects of those credit derivatives on an entity’s financial position, financial performance and cash flows. There was no impact from implementing FSP 133-1 as the fund did not hold any of these credit derivatives at period end.

Investment Valuations – Equity securities, including restricted equity securities, are generally valued at the last sale or official closing price as reported by a third party pricing service on the market or exchange on which they are primarily traded. For securities for which there were no sales reported that day, equity securities are generally valued at the last quoted daily bid quotation as reported by a third party pricing service on the market or exchange on which they are primarily traded. For securities held short for which there were no sales reported for the day, the position is generally valued at the last quoted daily ask quotation as reported by a third party pricing service on the market or exchange on which such securities are primarily traded. Short-term instruments with a maturity at issuance of 60 days or less may be valued at amortized cost, which approximates market value. Open-end investment companies are generally valued at net asset value per share. Securities and other assets generally valued on the basis of information from a third party pricing service may also be valued at a broker-dealer bid quotation. Values obtained from pricing services can utilize both dealer-supplied valuations and electronic data processing techniques, which take into account factors such as institutional-size trading in similar groups of securities, yield, quality, coupon rate, maturity, type of issue, trading characteristics, and other market data. The values of foreign securities and other assets and liabilities expressed in foreign currencies are converted to U.S. dollars using the mean of bid and asked prices for rates reported by a third party pricing service.

The Board of Trustees has delegated primary responsibility for determining or causing to be determined the value of the fund’s investments (including any fair valuation) to the adviser pursuant to valuation policies and procedures approved by the Board. If the adviser determines that reliable market quotations are not readily available, investments are valued at fair value as determined in good faith by the adviser in accordance with such procedures under the oversight of the Board of Trustees. Under the fund’s valuation policies and procedures, market quotations are not considered to be readily available for most types of debt instruments and floating rate loans and many types of derivatives. These investments are generally valued at fair value based on information from third party pricing services. In addition, investments may be valued at fair value if the adviser determines that an investment’s value has been materially affected by events occurring after the close of the exchange or market on which the investment is principally traded (such as foreign exchange or market) and prior to the determination of the fund’s net asset value, or after the halting of trading of a specific security where trading does not resume prior to the close of the exchange or market on which the security is principally traded. Events that occur on a frequent basis after foreign markets close (such as developments in foreign markets and significant movements in the U.S. markets) and prior to the determination of the fund’s net asset value may be deemed to have a material affect on the value of securities traded in foreign markets. Accordingly, the fund’s foreign equity securities may often be valued at fair value. The adviser may rely on third party pricing services or other information (such as the correlation with price movements of similar securities in the same or other markets; the type, cost and investment characteristics of the security; the business and financial condition of the issuer; and trading and other market data) to assist in determining whether to fair value and at what value to fair value an investment. The

13

Notes to Financial Statements – continued

value of an investment for purposes of calculating the fund’s net asset value can differ depending on the source and method used to determine value. When fair valuation is used, the value of investments used to determine the fund’s net asset value may differ from quoted or published prices for the same investments.

The fund adopted FASB Statement No. 157, Fair Value Measurements (the “Statement”). This Statement provides a single definition of fair value, a hierarchy for measuring fair value and expanded disclosures about fair value measurements.

Various inputs are used in determining the value of the fund’s assets or liabilities carried at market value. These inputs are categorized into three broad levels. Level 1 includes quoted prices in active markets for identical assets or liabilities. Level 2 includes other significant observable market-based inputs (including quoted prices for similar securities, interest rates, prepayment speed, and credit risk). Level 3 includes unobservable inputs, which may include the adviser’s own assumptions in determining the fair value of investments. Other financial instruments are derivative instruments not reflected in total investments, such as futures, forwards, swap contracts and written options. The following is a summary of the levels used as of December 31, 2008 in valuing the fund’s assets or liabilities carried at market value:

	Level 1	Level 2	Level 3	Total
Investments in Securities	$230,504,375	$18,511,514	$—	$249,015,889
Other Financial Instruments	$—	$—	$—	$—

Repurchase Agreements – The fund may enter into repurchase agreements with approved counterparties. Each repurchase agreement is recorded at cost. The fund requires that the securities collateral in a repurchase transaction be transferred to a custodian. The fund monitors, on a daily basis, the value of the collateral to ensure that its value, including accrued interest, is greater than amounts owed to the fund under each such repurchase agreement. The fund and other funds managed by Massachusetts Financial Services Company (MFS), may utilize a joint trading account for the purpose of entering into one or more repurchase agreements.

Foreign Currency Translation – Purchases and sales of foreign investments, income, and expenses are converted into U.S. dollars based upon currency exchange rates prevailing on the respective dates of such transactions or on the reporting date for foreign denominated receivables and payables. Gains and losses attributable to foreign currency exchange rates on sales of securities are recorded for financial statement purposes as net realized gains and losses on investments. Gains and losses attributable to foreign exchange rate movements on receivables, payables, income and expenses are recorded for financial statement purposes as foreign currency transaction gains and losses. That portion of both realized and unrealized gains and losses on investments that results from fluctuations in foreign currency exchange rates is not separately disclosed.

Indemnifications – Under the fund’s organizational documents, its officers and trustees may be indemnified against certain liabilities and expenses arising out of the performance of their duties to the fund. Additionally, in the normal course of business, the fund enters into agreements with service providers that may contain indemnification clauses. The fund’s maximum exposure under these agreements is unknown as this would involve future claims that may be made against the fund that have not yet occurred.

Investment Transactions and Income – Investment transactions are recorded on the trade date. Interest income is recorded on the accrual basis. All premium and discount is amortized or accreted for financial statement purposes in accordance with U.S. generally accepted accounting principles. Dividends received in cash are recorded on the ex-dividend date. Certain dividends from foreign securities will be recorded when the fund is informed of the dividend if such information is obtained subsequent to the ex-dividend date. Dividend and interest payments received in additional securities are recorded on the ex-dividend or ex-interest date in an amount equal to the value of the security on such date.

The fund may receive proceeds from litigation settlements. Any proceeds received from litigation involving portfolio holdings are reflected in the Statement of Operations in realized gain/loss if the security has been disposed of by the fund or in unrealized gain/loss if the security is still held by the fund. Any other proceeds from litigation not related to portfolio holdings are reflected as other income in the Statement of Operations.

Fees Paid Indirectly – The fund’s custody fee may be reduced according to an arrangement that measures the value of cash deposited with the custodian by the fund. This amount, for the year ended December 31, 2008, is shown as a reduction of total expenses on the Statement of Operations.

Tax Matters and Distributions – The fund intends to qualify as a regulated investment company, as defined under Subchapter M of the Internal Revenue Code, and to distribute all of its taxable income, including realized capital gains. As a result, no provision for federal income tax is required. Each of the fund’s federal tax returns for the prior three fiscal years remains subject to examination by the Internal Revenue Service. Foreign taxes, if any, have been accrued by the fund in the accompanying financial statements.

14

Notes to Financial Statements – continued

Distributions to shareholders are recorded on the ex-dividend date. Income and capital gain distributions are determined in accordance with income tax regulations, which may differ from U.S. generally accepted accounting principles. Certain capital accounts in the financial statements are periodically adjusted for permanent differences in order to reflect their tax character. These adjustments have no impact on net assets or net asset value per share. Temporary differences which arise from recognizing certain items of income, expense, gain or loss in different periods for financial statement and tax purposes will reverse at some time in the future. Distributions in excess of net investment income or net realized gains are temporary overdistributions for financial statement purposes resulting from differences in the recognition or classification of income or distributions for financial statement and tax purposes.

Book/tax differences primarily relate to expiration of capital loss carryforwards, and wash sale loss deferrals.

The tax character of distributions declared to shareholders for the last two fiscal years is as follows:

	12/31/08	12/31/07
Ordinary income (including any short-term capital gains)	$1,800,783	$981,066

The federal tax cost and the tax basis components of distributable earnings were as follows:

As of 12/31/08
Cost of investments	$324,951,830
Gross appreciation	1,762,339
Gross depreciation	(77,698,280)
Net unrealized appreciation (depreciation)	$(75,935,941)
Undistributed ordinary income	1,959,599
Capital loss carryforwards	(705,784,470)
Other temporary differences	(3,839)

As of December 31, 2008, the fund had capital loss carryforwards available to offset future realized gains. Such losses expire as follows:

12/31/09	$(282,399,140)
12/31/10	(348,269,974)
12/31/11	(32,085,262)
12/31/16	(43,030,094)
$(705,784,470)

The availability of a portion of the capital loss carryforwards, which were acquired on April 25, 2005 in connection with the Managed Sectors Series merger, may be limited in a given year.

Multiple Classes of Shares of Beneficial Interest – The fund offers multiple classes of shares, which differ in their respective distribution fees. The fund’s income, realized and unrealized gain (loss), and common expenses are allocated to shareholders based on the daily net assets of each class. Dividends are declared separately for each class. Differences in per share dividend rates are generally due to differences in separate class expenses.

(3)	Transactions with Affiliates

Investment Adviser – The fund has an investment advisory agreement with MFS to provide overall investment management and related administrative services and facilities to the fund. The management fee is computed daily and paid monthly at the following annual rates:

First $1 billion of average daily net assets	0.75%
Next $500 million of average daily net assets	0.675%
Average daily net assets in excess of $1.5 billion	0.65%

The management fee incurred for the year ended December 31, 2008 was equivalent to an annual effective rate of 0.75% of the fund’s average daily net assets.

The investment adviser has agreed in writing to pay a portion of the fund’s total annual operating expenses, exclusive of interest, taxes, brokerage commissions, and extraordinary expenses, such that the total annual operating expenses of the fund do not exceed 1.25% of the fund’s average daily net assets. MFS’ agreement to limit the fund’s operating expenses is contained in the investment advisory agreement between MFS and the fund and may not be rescinded without shareholder approval. In addition, the investment adviser has voluntarily agreed to pay a portion of the fund’s total annual operating expenses, exclusive of interest, taxes, brokerage commissions, and extraordinary expenses, such that total annual operating expenses do not exceed 1.00% of the fund’s average daily net assets attributable to Initial Class shares. This voluntary agreement may be changed or rescinded at any time by MFS. For the year ended December 31, 2008, the fund’s actual operating expenses did not exceed the limit and therefore, the investment adviser did not pay a portion of the fund’s expenses.

15

Notes to Financial Statements – continued

Distributor – MFS Fund Distributors, Inc. (MFD), a wholly-owned subsidiary of MFS, is the distributor of shares of the fund. The Trustees have adopted a distribution plan for the Service Class shares pursuant to Rule 12b-1 under the Investment Company Act of 1940.

The fund’s distribution plan provides that the fund will pay MFD distribution fees equal to 0.25% per annum of its average daily net assets attributable to Service Class shares as partial consideration for services performed and expenses incurred by MFD and financial intermediaries (including participating insurance companies that invest in the fund to fund variable annuity and variable life insurance contracts, sponsors of qualified retirement and pension plans that invest in the fund, and affiliates of these participating insurance companies and plan sponsors) in connection with the sale and distribution of the Service Class shares. MFD may subsequently pay all, or a portion, of the distribution fees to financial intermediaries.

Shareholder Servicing Agent – MFS Service Center, Inc. (MFSC), a wholly-owned subsidiary of MFS, has contracted to provide transfer agent and recordkeeping functions in connection with the issuance, transfer, and redemption of each class of shares of the fund under a Shareholder Servicing Agent Agreement. During the year ended December 31, 2008, the fund did not pay MFSC a fee for this service.

Administrator – MFS provides certain financial, legal, shareholder communications, compliance, and other administrative services to the fund. Under an administrative services agreement, the fund partially reimburses MFS the costs incurred to provide these services. The fund is charged an annual fixed amount of $10,000 plus a fee based on average daily net assets.

The administrative services fee incurred for the year ended December 31, 2008 was equivalent to an annual effective rate of 0.0307% of the fund’s average daily net assets.

Trustees’ and Officers’ Compensation – The fund pays compensation to trustees in the form of a retainer, attendance fees, and additional compensation to the Board chairperson. The fund does not pay compensation directly to officers of the fund who are also officers of the investment adviser, all of whom receive remuneration for their services to the fund from MFS. Certain officers and trustees of the fund are officers or directors of MFS, MFD, and MFSC.

Other – This fund and certain other MFS funds (the funds) have entered into services agreements (the Agreements) which provide for payment of fees by the funds to Tarantino LLC and Griffin Compliance LLC in return for the provision of services of an Independent Chief Compliance Officer (ICCO) and Assistant ICCO, respectively, for the funds. The ICCO and Assistant ICCO are officers of the funds and the sole members of Tarantino LLC and Griffin Compliance LLC, respectively. The funds can terminate the Agreements with Tarantino LLC and Griffin Compliance LLC at any time under the terms of the Agreements. MFS has agreed to bear all expenses associated with office space, other administrative support, and supplies provided to the ICCO and Assistant ICCO. For the year ended December 31, 2008, the aggregate fees paid by the fund to Tarantino LLC and Griffin Compliance LLC were $3,496 and are included in miscellaneous expense on the Statement of Operations.

The fund may invest in a money market fund managed by MFS which seeks a high level of current income consistent with preservation of capital and liquidity. Income earned on this investment is included in dividends from underlying funds on the Statement of Operations. This money market fund does not pay a management fee to MFS.

(4)	Portfolio Securities

Purchases and sales of investments, other than U.S. Government securities, purchased option transactions, and short-term obligations, aggregated $162,595,564 and $234,190,815, respectively.

16

Notes to Financial Statements – continued

(5)	Shares of Beneficial Interest

The fund’s Declaration of Trust permits the Trustees to issue an unlimited number of full and fractional shares of beneficial interest. Transactions in fund shares were as follows:

	Year ended 12/31/08		Year ended 12/31/07
	Shares	Amount	Shares	Amount
Shares sold
Initial Class	548,417	$8,836,986	169,097	$3,653,840
Service Class	119,550	1,990,570	58,373	1,243,614
	667,967	$10,827,556	227,470	$4,897,454
Shares issued to shareholders in reinvestment of distributions
Initial Class	79,002	$1,763,333	44,941	$981,066
Service Class	1,690	37,450	—	—
	80,692	$1,800,783	44,941	$981,066
Shares reacquired
Initial Class	(4,218,367)	$(81,976,815)	(5,948,468)	$(129,379,348)
Service Class	(275,061)	(5,008,207)	(338,421)	(7,304,136)
	(4,493,428)	$(86,985,022)	(6,286,889)	$(136,683,484)
Net change
Initial Class	(3,590,948)	$(71,376,496)	(5,734,430)	$(124,744,442)
Service Class	(153,821)	(2,980,187)	(280,048)	(6,060,522)
	(3,744,769)	$(74,356,683)	(6,014,478)	$(130,804,964)

(6)	Line of Credit

The fund and other funds managed by MFS participate in a $1 billion unsecured committed line of credit provided by a syndication of banks under a credit agreement. In addition, the fund and other funds managed by MFS have established uncommitted borrowing arrangements with certain banks. Borrowings may be made for temporary financing needs. Interest is charged to the fund, based on its borrowings, generally at a rate equal to the Federal Reserve funds rate plus 0.30%. In addition, a commitment fee, based on the average daily, unused portion of the committed line of credit, is allocated among the participating funds at the end of each calendar quarter. For the year ended December 31, 2008, the fund’s commitment fee and interest expense were $1,867 and $0, respectively, and are included in miscellaneous expense on the Statement of Operations.

(7)	Transactions in Underlying Funds – Affiliated Issuers

An affiliated issuer may be considered one in which the fund owns 5% or more of the outstanding voting securities, or a company which is under common control. For the purposes of this report, the fund assumes the following to be affiliated issuers:

Underlying Funds	Beginning Shares/Par Amount	Acquisitions Shares/Par Amount	Dispositions Shares/Par Amount	Ending Shares/Par Amount
MFS Institutional Money Market Portfolio	—	39,866,378	(35,616,655)	4,249,723

Underlying Funds	Realized Gain (Loss)	Capital Gain Distributions	Dividend Income	Ending Value
MFS Institutional Money Market Portfolio	$—	$—	$8,627	$4,249,723

17

REPORT OF INDEPENDENT REGISTERED PUBLIC ACCOUNTING FIRM

To the Board of Trustees of MFS Variable Insurance Trust II and the Shareholders of

MFS Capital Appreciation Portfolio:

We have audited the accompanying statement of assets and liabilities, including the portfolio of investments, of MFS Capital Appreciation Portfolio (the “Fund”) (one of the portfolios comprising MFS Variable Insurance Trust II) as of December 31, 2008, and the related statement of operations for the year then ended, the statements of changes in net assets for each of the two years in the period then ended, and the financial highlights for each of the five years in the period then ended. These financial statements and financial highlights are the responsibility of the Fund’s management. Our responsibility is to express an opinion on these financial statements and financial highlights based on our audits.

We conducted our audits in accordance with the standards of the Public Company Accounting Oversight Board (United States). Those standards require that we plan and perform the audit to obtain reasonable assurance about whether the financial statements and financial highlights are free of material misstatement. The Fund is not required to have, nor were we engaged to perform, an audit of its internal control over financial reporting. Our audits included consideration of internal control over financial reporting as a basis for designing audit procedures that are appropriate in the circumstances, but not for the purpose of expressing an opinion on the effectiveness of the Fund’s internal control over financial reporting. Accordingly, we express no such opinion. An audit also includes examining, on a test basis, evidence supporting the amounts and disclosures in the financial statements, assessing the accounting principles used and significant estimates made by management, as well as evaluating the overall financial statement presentation. Our procedures included confirmation of securities owned as of December 31, 2008, by correspondence with the custodian and brokers; where replies were not received from brokers, we performed other auditing procedures. We believe that our audits provide a reasonable basis for our opinion.

In our opinion, the financial statements and financial highlights referred to above present fairly, in all material respects, the financial position of MFS Capital Appreciation Portfolio as of December 31, 2008, the results of its operations for the year then ended, the changes in its net assets for each of the two years in the period then ended, and the financial highlights for each of the five years in the period then ended, in conformity with accounting principles generally accepted in the United States of America.

DELOITTE & TOUCHE LLP

Boston, Massachusetts

February 19, 2009

18

TRUSTEES AND OFFICERS – IDENTIFICATION AND BACKGROUND

The Trustees and officers of the Trust, as of February 1, 2009, are listed below, together with their principal occupations during the past five years. (Their titles may have varied during that period.) The address of each Trustee and officer is 500 Boylston Street, Boston, Massachusetts 02116.

Name, Date of Birth	Position(s) Held with Fund	Trustee/Officer Since (1)	Principal Occupations During the Past Five Years and Other Directorships (2)
INTERESTED TRUSTEE
David D. Horn (3) (born 6/07/41)	Trustee	April 1986	Private investor; Sun Life Assurance Company of Canada, Senior Vice President and General Manager for the United States (until 1997); Director (until March 2004)

INDEPENDENT TRUSTEES
J. Kermit Birchfield (born 1/08/40)	Chairman	May 1997	Consultant; Century Partners, Inc. (investments), Director; Displaytech, Inc. (technology), Director; Dessin Fournir LLC (furniture manufacturer), Director (2005 to present); Intermountain Gas Company, Inc. & Intermountain Industries, Inc. (oil & gas exploration and production), Director; Site Watch LLC (software to monitor oil tanks), Managing Director (2006 to present); Juridica Investments (fund investing in judicial matters), Director (2007 to present); HPSC, Inc. (medical financing), Director (until January 2004)

Robert C. Bishop (born 1/13/43)	Trustee	May 2001	AutoImmune, Inc. (pharmaceutical product development), Chairman, President and Chief Executive Officer; Caliper Life Sciences Corp. (laboratory analytical instruments), Director; Millipore Corporation (purification/filtration products), Director; Waterstreet Capital (leverage buyouts), Advisory Board (August 2006 to present); Optobionics Corporation (ophthalmic devices), Director (2002 to 2007)

Frederick H. Dulles (born 3/12/42)	Trustee	May 2001	Ten State International Law PLLC (law firm), Of Counsel (since 2006); Prudential Carolina Real Estate, (real estate), Broker (since 2006); Free Enterprise Foundation, Inc. (research institute), Director & Secretary (until 2008); Disher, Hamrick & Myers Residential, Inc. (real estate) Broker (2005 until 2006); Frederick H. Dulles law practice (until 2006); Ten State Street LLP (law firm), Member (until 2005)

Marcia A. Kean (born 6/30/48)	Trustee	April 2005	Feinstein Kean Healthcare (consulting), Chief Executive Officer

Ronald G. Steinhart (born 6/15/40)	Trustee	May 2001	Private investor; Penske Automotive Group (automotive retailer), Director; Animal Health International, Inc. (animal health products), Director (since 2007); Texas Industries (concrete/aggregates/cement), Director (since 2007); Penson Worldwide, Inc. (securities clearance), Director (since 2006); Carreker Corporation (technology consulting) Director (until 2005); Prentiss Properties Trust (real estate investment trust), Director (until 2006)

Haviland Wright (born 7/21/48)	Trustee	May 2001	Profitability of Hawaii (software), Chief Development Officer (since December 2008); Elixir Technologies Corporation (software) Director (since 2005); Nano Loa Inc. (liquid crystal displays), Director

TRUSTEE EMERITUS
Samuel Adams (born 10/19/25)	Trustee Emeritus		Retired; K&L Gates LLP (law firm), Of Counsel

OFFICERS
Maria F. Dwyer (4) (born 12/01/58)	President	November 2005	Massachusetts Financial Services Company, Executive Vice President and Chief Regulatory Officer (since March 2004) Chief Compliance Officer (since December 2006); Fidelity Management & Research Company, Vice President (prior to March 2004); Fidelity Group of Funds, President and Treasurer (until March 2004)

Christopher R. Bohane (4) (born 1/18/74)	Assistant Secretary and Assistant Clerk	July 2005	Massachusetts Financial Services Company, Vice President and Senior Counsel

John M. Corcoran (4) (born 4/13/65)	Treasurer	October 2008	Massachusetts Financial Services Company, Senior Vice President (since October 2008); State Street Bank and Trust (financial services provider), Senior Vice President, (until September 2008)

Ethan D. Corey (4) (born 11/21/63)	Assistant Secretary and Assistant Clerk	July 2005	Massachusetts Financial Services Company, Senior Vice President and Associate General Counsel (since 2004); Dechert LLP (law firm), Counsel (prior to December 2004)

David L. DiLorenzo (4) (born 8/10/68)	Assistant Treasurer	July 2005	Massachusetts Financial Services Company, Vice President (since June 2005); JP Morgan Investor Services, Vice President (until June 2005)

Timothy M. Fagan (4) (born 7/10/68)	Assistant Secretary and Assistant Clerk	September 2005	Massachusetts Financial Services Company, Vice President and Senior Counsel (since September 2005); John Hancock Advisers, LLC, Vice President, Senior Attorney and Chief Compliance Officer (until August 2005)

19

Trustees and Officers – continued

Name, Date of Birth	Position(s) Held with Fund	Trustee/Officer Since (1)	Principal Occupations During the Past Five Years and Other Directorships (2)
Mark D. Fischer (4) (born 10/27/70)	Assistant Treasurer	July 2005	Massachusetts Financial Services Company, Vice President (since May 2005); JP Morgan Investment Management Company, Vice President (until May 2005)

Robyn L. Griffin (born 7/04/75)	Assistant Independent Chief Compliance Officer	August 2008	Griffin Compliance LLC (provider of compliance services), Principal (since August 2008); State Street Corporation (financial services provider), Mutual Fund Administration Assistant Vice President (October 2006 – July 2008); Liberty Mutual Group (insurance), Personal Market Assistant Controller (April 2006 – October 2006); Deloitte & Touche LLP (professional services firm), Senior Manager (prior to April 2006)

Brian E. Langenfeld (4) (born 3/07/73)	Assistant Secretary and Assistant Clerk	May 2006	Massachusetts Financial Services Company, Vice President and Senior Counsel (since May 2006); John Hancock Advisers, LLC, Assistant Vice President and Counsel (until April 2006)

Ellen Moynihan (4) (born 11/13/57)	Assistant Treasurer	May 1997	Massachusetts Financial Services Company, Senior Vice President

Susan S. Newton (4) (born 3/07/50)	Assistant Secretary and Assistant Clerk	May 2005	Massachusetts Financial Services Company, Senior Vice President and Associate General Counsel (since April 2005); John Hancock Advisers, LLC, Senior Vice President, Secretary and Chief Legal Officer (until April 2005)

Susan A. Pereira (4) (born 11/05/70)	Assistant Secretary and Assistant Clerk	July 2005	Massachusetts Financial Services Company, Vice President and Senior Counsel (since June 2004); Bingham McCutchen LLP (law firm), Associate (until June 2004)

Mark N. Polebaum (4) (born 5/01/52)	Secretary and Clerk	February 2006	Massachusetts Financial Services Company, Executive Vice President, General Counsel and Secretary (since January 2006); Wilmer Cutler Pickering Hale and Dorr LLP (law firm), Partner (until January 2006)

Frank L. Tarantino (born 3/07/44)	Independent Chief Compliance Officer	September 2004	Tarantino LLC (provider of compliance services), Principal (since June 2004); CRA Business Strategies Group (consulting services), Executive Vice President (until June 2004)

Richard S. Weitzel (4) (born 7/16/70)	Assistant Secretary and Assistant Clerk	October 2007	Massachusetts Financial Services Company, Vice President and Assistant General Counsel (since 2004); Massachusetts Department of Business and Technology, General Counsel (until April 2004)

James O. Yost (4) (born 6/12/60)	Assistant Treasurer	April 1992	Massachusetts Financial Services Company, Senior Vice President

(1)	Date first appointed to serve as Trustee/Officer of an MFS fund or a Compass variable account. Each Trustee has served continuously since appointment.

(2)	Directorships or trusteeships of companies required to report to the Securities and Exchange Commission (i.e., “public companies”).

(3)	“Interested person” of the Trust, within the meaning of the Investment Company Act of 1940 (referred to as the 1940 Act), which is the principal federal law governing investment companies like the Trust, as a result of position with Sun Life of Canada (U.S.). The address of Sun Life of Canada (U.S.) is One Sun Life Executive Park, Wellesley Hills, Massachusetts 02481.

(4)	“Interested person” of MFS within the meaning of the 1940 Act. The address of MFS is 500 Boylston Street, Boston, Massachusetts 02116.

The Trust does not hold annual meetings for the purpose of electing Trustees, and Trustees are not elected for fixed terms. Each Trustee and officer holds office until his or her successor is chosen and qualified, or until his or her earlier death, resignation, retirement or removal.

All Trustees currently serve as Trustees of the Trust and have served in that capacity since originally elected or appointed. All of the Trustees are also Managers of the Compass Variable Accounts. The executive officers of the Trust hold similar offices for the Compass Variable Accounts and other funds in the MFS fund complex. As of January 1, 2009, each Trustee serves as a Trustee or Manager of 35 Accounts/Funds.

The Statement of Additional Information contains further information about the Trustees and is available without charge upon request by calling 1-800-752-7215.

Investment Adviser Massachusetts Financial Services Company 500 Boylston Street, Boston, MA 02116-3741	Custodian State Street Bank and Trust 1 Lincoln Street, Boston, MA 02111-2900
Distributor MFS Fund Distributors, Inc. 500 Boylston Street, Boston, MA 02116-3741	Independent Registered Public Accounting Firm Deloitte & Touche LLP 200 Berkeley Street, Boston, MA 02116
Portfolio Manager Jeffrey Constantino

20

BOARD REVIEW OF INVESTMENT ADVISORY AGREEMENT

The Investment Company Act of 1940 requires that both the full Board of Trustees and a majority of the non-interested (“independent”) Trustees, voting separately, annually approve the continuation of the investment advisory agreement between MFS Variable Insurance Trust II (the “Trust”) and Massachusetts Financial Services Company (“MFS”) on behalf of the Fund. The Trustees consider matters bearing on the Fund and the advisory arrangements at their meetings throughout the year, including a review of performance data at each regular meeting. In addition, the independent Trustees met in May and again in July 2008 (“contract review meetings”) for the specific purpose of considering whether to approve the continuation of the investment advisory agreement for the Fund. The independent Trustees were assisted in their evaluation of the investment advisory agreement by independent legal counsel, from whom they received separate legal advice and with whom they met separately from MFS management during various contract review meetings. The independent Trustees were also assisted in this process by the Fund’s Independent Chief Compliance Officer, a full-time senior officer appointed by and reporting to the independent Trustees.

In connection with their deliberations, the Trustees, including the independent Trustees, considered such information and factors as they believed, in light of the legal advice furnished to them and their own business judgment, to be relevant. The investment advisory agreement was considered separately for the Fund, although the Trustees also took into account the common interests of all Funds in the Trust in their review. As described below, the Trustees considered the nature, quality, and extent of the various investment advisory, administrative, and shareholder services performed by MFS under the existing investment advisory agreement and other arrangements with the Trust.

In connection with their contract review meetings, the Trustees received and relied upon materials which included, among other items: (i) information provided by Lipper Inc. on the investment performance of the Fund for various time periods ended December 31, 2007, compared to the investment performance of a group of funds with substantially similar investment classifications/objectives (the “Lipper performance universe”), (ii) information provided by Lipper Inc. on the Fund’s advisory fees and other expenses compared to the advisory fees and other expenses of comparable funds identified by Lipper (the “Lipper expense group”), (iii) information provided by MFS on the advisory fees of comparable portfolios of its other clients, including institutional separate account and other clients, (iv) information as to whether expense waivers, reimbursements or fee “breakpoints” are observed for the Fund, (v) information regarding MFS’ financial results and financial condition, including MFS’ and certain of its affiliates’ estimated profitability from services performed for the Fund, (vi) MFS’ views regarding the outlook for the mutual fund industry and its strategic business plans, (vii) descriptions of various functions performed by MFS for the Trust, such as compliance monitoring and portfolio trading practices, and (viii) information regarding the overall organization of MFS, including information about MFS’ senior management and other personnel providing investment advisory, administrative and other services to the Fund. The comparative performance, fee and expense information prepared and provided by Lipper Inc. was not independently verified, and the independent Trustees did not independently verify any information provided to them by MFS.

The Trustees’ conclusion as to the continuation of the investment advisory agreement was based on comprehensive consideration of all information provided to the Trustees and not the result of any single factor. Some of the factors that figured particularly in the Trustees’ deliberations are described below for the Fund, while individual Trustees may have given different weight to various factors and evaluated the information presented as a whole differently than another Trustee. The Trustees recognized that the fee arrangements for the Fund reflect years of review and discussion between the independent Trustees and MFS, that certain aspects of such arrangements may receive greater scrutiny in some years than others, and that the Trustees’ conclusions may be based, in part, on their consideration of these same arrangements during the course of the year and in prior years.

Based on information provided by Lipper Inc., the Trustees compared the Fund’s total return investment performance to the performance of a peer group of funds over various time periods. The Trustees placed particular emphasis on the total return performance of the Fund’s Initial Class shares in comparison to the performance of funds in its Lipper performance universe over the one-, three- and five-year periods. The Trustees did not rely on performance results for more recent periods, including those shown elsewhere in this report.

The Trustees noted the performance of the Fund’s Initial Class shares was in the 4th quintile relative to the other funds in the Lipper Classification Index for the one-year period (the 1st quintile being the best performers and the 5th quintile being the worst performers). The total return performance of the Fund was in the 5th quintile for the three-year period and the 4th quintile for the five-year period ended December 31, 2007, relative to the Lipper performance universe. Based on the nature and quality of services provided by MFS and MFS’ explanation of steps taken to improve performance, the Board of Trustees concluded that the Fund’s performance was adequate.

21

Board Review of Investment Advisory Agreement – continued

In the course of their deliberations, the Trustees took into account information provided by MFS during contract review meetings, as well as during investment review meetings conducted with portfolio management personnel during the course of the year.

In assessing the reasonableness of the Fund’s advisory fee, the Trustees considered, among other information, the Fund’s advisory fee and the total expense ratio of the Fund’s Initial Class shares as a percentage of average daily net assets, compared to the advisory fee and total expense ratios of its peer group of funds based on information provided by Lipper Inc. The Trustees also considered the advisory fees charged by MFS to institutional accounts. In comparing these fees, the Trustees considered the generally broader scope of services provided by MFS to the Trust than those provided to institutional accounts. The Trustees also considered the higher demands placed on MFS’ investment personnel and trading infrastructure as a result of the daily cash in-flows and out-flows of the Fund, and the impact on MFS and related expenses due to the more extensive regulatory regime to which the Fund is subject, compared to institutional accounts.

In considering the fees, the Trustees noted from the Lipper data that the Fund’s effective advisory fee rate was above the median and total expense ratio was approximately at the median of such fees and expenses of funds in the Lipper expense group. In addition, the Trustees noted that MFS currently observes an expense limitation for the Fund. The Trustees further concluded that the existing breakpoints were sufficient to allow the Fund to benefit from economies of scale as its assets grow. The Trustees concluded that the fees were reasonable in light of the nature and quality of services provided.

The Trustees also considered information prepared by MFS relating to its costs and profits with respect to the Fund and other investment companies and accounts advised by MFS, as well as MFS’ methodologies used to determine and allocate its costs to the Fund and other accounts and products for purposes of estimating profitability.

After reviewing these and other factors described below, the Trustees concluded that the advisory fees charged to the Fund represent reasonable compensation in light of the nature and quality of the services being provided by MFS.

In addition, the Trustees considered MFS’ resources and related efforts to continue to retain, attract and motivate capable personnel to serve the Fund. The Trustees also considered the financial resources of MFS and its parent, Sun Life Financial Inc. The Trustees further considered any advantages and possible disadvantages of having an adviser which also serves other investment companies as well as institutional accounts.

The Trustees also considered the nature, quality, cost, and extent of administrative, transfer agency, and distribution services provided to the Fund by MFS and its affiliates under agreements and plans other than the investment advisory agreement, including the 12b-1 fees the Fund pays to MFS Fund Distributors, Inc., an affiliate of MFS. The Trustees also considered the nature, extent and quality of certain other services MFS performs or arranges on the Fund’s behalf, which may include securities lending programs, directed expense payment programs, class action recovery programs, and MFS’ interaction with third-party service providers, principally custodians and sub-custodians. The Trustees concluded that the various non-advisory services provided by MFS and its affiliates on behalf of the Fund were satisfactory. The Trustees also considered the benefits to MFS from the use of the Fund’s portfolio brokerage commissions to pay for research and other similar services and various other factors. Additionally, the Trustees considered so-called “fall-out benefits” to MFS such as reputational value derived from serving as investment manager to the Trust, and determined that any such benefits derived by MFS were reasonable and fair.

Based on their evaluation of factors that they deemed to be material, including those factors described above, the Board of Trustees, including a majority of the independent Trustees, concluded that the investment advisory agreement should be continued for an additional one-year period, commencing September 1, 2008.

A discussion regarding the Board’s most recent review and renewal of the fund’s Investment Advisory Agreement with MFS is available by clicking on the fund’s name under “Variable Insurance Portfolios-VIT II” in the “Products & Performance” section on the MFS Web site (mfs.com).

22

PROXY VOTING POLICIES AND INFORMATION

A general description of the MFS funds’ proxy voting policies and procedures is available without charge, upon request, by calling
1-800-225-2606, by visiting the Proxy Voting section of mfs.com or by visiting the SEC’s Web site at http://www.sec.gov.

Information regarding how the fund voted proxies relating to portfolio securities during the most recent twelve-month period ended June 30 is available without charge by visiting the Proxy Voting section of mfs.com or by visiting the SEC’s Web site at http://www.sec.gov.

QUARTERLY PORTFOLIO DISCLOSURE

The fund will file a complete schedule of portfolio holdings with the Securities and Exchange Commission (the Commission) for the first and third quarters of each fiscal year on Form N-Q. The fund’s Form N-Q may be reviewed and copied at the:

Public Reference Room

Securities and Exchange Commission

100 F Street, NE, Room 1580

Washington, D.C. 20549

Information on the operation of the Public Reference Room may be obtained by calling the Commission at 1-800-SEC-0330. The fund’s Form N-Q is available on the EDGAR database on the Commission’s Internet Web site at http://www.sec.gov, and copies of this information may be obtained, upon payment of a duplicating fee, by electronic request at the following e-mail address: publicinfo@sec.gov or by writing the Public Reference Section at the above address.

FEDERAL TAX INFORMATION (unaudited)

The following information is provided pursuant to provisions of the Internal Revenue Code.

For corporate shareholders, 100.00% of the ordinary income dividends paid during the fiscal year qualify for the corporate dividends received deduction.

23

MFS® PRIVACY NOTICE

Privacy is a concern for every investor today. At MFS Investment Management® and the MFS funds, we take this concern very seriously. We want you to understand our policies about the investment products and services that we offer, and how we protect the nonpublic personal information of investors who have a direct relationship with us and our wholly owned subsidiaries.

Throughout our business relationship, you provide us with personal information. We maintain information and records about you, your investments, and the services you use. Examples of the nonpublic personal information we maintain include

•	data from investment applications and other forms
•	share balances and transactional history with us, our affiliates, or others
•	facts from a consumer reporting agency

We do not disclose any nonpublic personal information about our customers or former customers to anyone, except as permitted by law. We may share nonpublic personal information with third parties or certain of our affiliates in connection with servicing your account or processing your transactions. We may share information with companies or financial institutions that perform marketing services on our behalf or with other financial institutions with which we have joint marketing arrangements, subject to any legal requirements.

Authorization to access your nonpublic personal information is limited to appropriate personnel who provide products, services, or information to you. We maintain physical, electronic, and procedural safeguards to help protect the personal information we collect about you.

If you have any questions about the MFS privacy policy, please call 1-800-225-2606 any business day between 8 a.m. and 8 p.m. Eastern time.

Note: If you own MFS products or receive MFS services in the name of a third party such as a bank or broker-dealer, their privacy policy may apply to you instead of ours.

24

MFS INVESTMENT MANAGEMENT

MFS® Utilities Portfolio

MFS® Variable Insurance Trust II
Annual report

12/31/08

UTS-ANN

MFS® UTILITIES PORTFOLIO

The report is prepared for the general information of contract owners. It is authorized for distribution to prospective investors only when preceded or accompanied by a current prospectus.

NOT FDIC INSURED • MAY LOSE VALUE • NO BANK GUARANTEE • NOT A DEPOSIT • NOT INSURED BY ANY FEDERAL GOVERNMENT AGENCY OR NCUA/NCUSIF

LETTER FROM THE CEO

Dear Contract Owners:

The market downturns and economic setbacks of late probably rank among the worst financial declines most of us have experienced. Inevitably, people may be questioning their commitment to investing. Still, it is important to remember that downturns are an inescapable part of the business cycle. Such troughs have been seen before, and if we can use history as a guide, market recoveries typically have followed.

Recent events have clearly shown us the value of certain types of investments. In this environment, two of the hallmarks of mutual funds — transparency and liquidity — have become critically important. Unlike some other types of investments, the operations of mutual funds are relatively transparent to their shareholders. With their daily redemption feature, mutual funds also generally provide easy, convenient access to one’s money. Through these recent market upheavals, this level of liquidity enhanced the ability of mutual fund investors to respond and modify their investments as they and their advisors saw fit — a flexibility that those in less liquid investments simply did not have at their disposal.

At MFS® we take particular pride in how well mutual funds can serve investors because we invented the mutual fund in the United States. Established in 1924, Massachusetts Investors Trust was the nation’s first fund. Recent market events only reinforce what we have learned through 85 years — that mutual funds provide unique features that are important to investors in any type of market climate.

Respectfully,

Robert J. Manning

Chief Executive Officer and Chief Investment Officer

MFS Investment Management®

February 17, 2009

The opinions expressed in this letter are subject to change, may not be relied upon for investment advice, and no forecasts can be guaranteed.

Before investing, consider the fund’s investment objectives, risks, charges, and expenses. For a prospectus containing this and other information, contact your investment professional or view online. Read it carefully.

MFS Fund Distributors, Inc., 500 Boylston Street, Boston, MA 02116

1

PORTFOLIO COMPOSITION

Portfolio structure (i)

Top ten holdings (i)
NRG Energy, Inc.	5.6%
Equitable Resources, Inc.	4.2%
E.ON AG	3.3%
Rogers Communications, Inc., “B”	3.2%
Public Service Enterprise Group, Inc.	3.0%
Allegheny Energy, Inc.	3.0%
American Electric Power Co., Inc.	2.9%
Telefonica S.A.	2.9%
CMS Energy Corp.	2.9%
Sempra Energy	2.7%

Top five industries (i)
Uilities – Electric Power	46.7%
Telecommunications – Wireless	13.9%
Telephone Services	11.1%
Natural Gas – Distribution	9.8%
Natural Gas – Pipeline	6.7%

Country weightings (i)
United States	66.6%
Spain	6.3%
Canada	5.2%
Germany	3.7%
United Kingdom	3.6%
Brazil	3.5%
Mexico	2.6%
Israel	2.3%
Czech Republic	1.4%
Other Countries	4.8%

(i)	For purposes of this presentation, the bond component includes accrued interest amounts and may be positively or negatively impacted by the equivalent exposure from any derivative holdings, if applicable.

Percentages are based on net assets as of 12/31/08.

The portfolio is actively managed and current holdings may be different.

2

MANAGEMENT REVIEW

Summary of Results

For the twelve months ended December 31, 2008, Initial Class shares of the MFS Utilities Portfolio (the “fund”) provided a total return of –37.16%, while Service Class shares of the fund provided a total return of –37.31%. These returns include the impact of a material class action settlement received by the fund during the reporting period (see Performance Summary for details). The fund’s returns compare with a return of –37.00% for the fund’s benchmark, the Standard & Poor’s 500 Stock Index, and a return of –28.98% for the fund’s other benchmark, the Standard & Poor’s 500 Utilities Index (S&P Utilities Index).

Market Environment

The U.S. economy and financial markets experienced significant deterioration and extraordinary volatility over the reporting period. U.S. economic growth slowed significantly, despite the short-term bounce from the second quarter fiscal stimulus. Strong domestic headwinds included accelerated deterioration in the housing market, anemic corporate investment, a rapidly declining job market, and a much tighter credit environment. During the period, a seemingly continuous series of tumultuous financial events hammered markets, including: the distressed sale of failing Bear Stearns to JPMorgan, the conservatorship of Government Sponsored Enterprises (GSEs) Fannie Mae and Freddie Mac, the bankruptcy of investment bank Lehman Brothers, the Federal Reserve Bank’s complex intervention of insurance company American International Group (AIG), the nationalization of several large European banks, the failure of Washington Mutual, and the distressed sale of Wachovia. As a result of this barrage of turbulent news, global equity markets pushed significantly lower and credit markets witnessed the worst dislocation since the beginning of the credit crisis. Though conditions improved towards the end of the period, the state of financial and macroeconomic dislocation remained severe.

While reasonably resilient during the first half of the period, the global economy and financial system increasingly experienced considerable negative spillovers from the U.S. slowdown. Not only did Europe and Japan show obvious signs of economic softening, the more powerful engine of global growth – emerging markets – also displayed weakening dynamics.

During the reporting period, the U.S. Federal Reserve Board cut interest rates aggressively and introduced a multitude of new lending facilities to alleviate ever-tightening credit markets, while the U.S. federal government moved quickly to design and implement a meaningful fiscal stimulus package. Although several other global central banks also cut rates, the dilemma of rising energy and food prices heightened concerns among central bankers that inflationary expectations might become unhinged despite weaker growth. Only later in the reporting period did slowing global growth result in a very precipitous decline in commodity prices, which significantly eased inflation and inflationary expectations. As inflationary concerns diminished in the face of global deleveraging, and equity and credit markets deteriorated more sharply, a coordinated rate cut marked the beginning of much more aggressive easing by the major global central banks.

Detractors from Performance

During the reporting period, stock selection in the electric power industry detracted from the fund’s performance relative to the S&P Utilities Index. Power distribution company PG&E Corp. and power generation companies, Reliant Energy (aa)(g), E.ON AG (Germany) (aa), and International Power (U.K.) (aa), were among the fund’s top detractors. Shares of International Power fell substantially during the latter part of the reporting period due to falling commodity prices and a weaker British pound. Not owning power distributor Southern Company, which outperformed the S&P Utilities Index, also dampened relative results.

The fund’s holdings in the wireless communications industry, which is not represented in the S&P Utilities Index, also had a negative impact on relative returns. Mobile phone service providers Mobile TeleSystems (aa) (Russia) and NII Holdings (Latin America) (aa) were among the fund’s top relative detractors within this industry. Despite being a major wireless communications provider in Latin America with strong growth and a solid balance sheet, shares of NII Holdings were hit hard given its exposure to emerging market countries and currencies during the market sell off.

The fund’s holdings in the natural gas pipeline industry, which is also not represented in the S&P Utilities Index, hindered relative performance as well. Top detractors in this sector included gas pipeline companies, El Paso (aa) and Williams Cos. (aa).

Elsewhere, the fund’s holdings of poor-performing oilfield services provider Halliburton (aa) hurt relative returns.

During the reporting period, the fund’s currency exposure was also a detractor from relative performance. All of MFS’ investment decisions are driven by the fundamentals of each individual opportunity and as such, it is common for our funds to have different currency exposure than the benchmark.

3

Management Review – continued

Contributors to Performance

Security selection in the natural gas distribution industry was the principal investment factor contributing to relative performance. Within this industry, the fund’s positioning in integrated natural gas company Equitable Resources benefited relative results. The fund captured positive relative performance, in the latter part of the reporting period, as the stock outperformed the S&P Utilities Index.

The fund’s holdings in the cable TV industry, which is not represented in the S&P Utilities Index, also aided relative returns. Cable services provider Comcast (aa) was among the fund’s top contributors within this industry for the reporting period. Comcast reported quarterly earnings that exceeded consensus expectations and attributed the positive results to favorable subscriber trends due to increased operations and marketing.

Although the fund’s investments in the electric power industry underperformed the S&P Utilities Index, several individual securities within this industry were positive contributors. These included electric utility companies, Constellation Energy Group, Public Service Enterprise Group, Allegheny Energy, and Northeast Utilities (aa), along with independent power producer AES Corp. The fund’s positioning in electric utility distributor PPL Corp. also helped as the fund was less impacted by the stock’s price decline, in the latter part of the reporting period, than the benchmark.

Elsewhere, holdings of telecommunications services provider Verizon Communications (aa)(g) aided relative performance as the stock outperformed the S&P Utilities Index over the reporting period.

The fund’s cash position also boosted relative returns. The fund holds cash to buy new holdings and to provide liquidity. In a period when equity markets declined, as measured by the fund’s benchmark, holding cash helped performance versus this benchmark, which has no cash position.

Respectfully,

Robert Persons	Maura Shaughnessy
Portfolio Manager	Portfolio Manager

(aa)	Security is not a benchmark constituent.

(g)	Security was not held in the portfolio at period end.

The views expressed in this report are those of the portfolio managers only through the end of the period of the report as stated on the cover and do not necessarily reflect the views of MFS or any other person in the MFS organization. These views are subject to change at any time based on market or other conditions, and MFS disclaims any responsibility to update such views. These views may not be relied upon as investment advice or an indication of trading intent on behalf of any MFS portfolio. References to specific securities are not recommendations of such securities, and may not be representative of any MFS portfolio’s current or future investments.

4

PERFORMANCE SUMMARY THROUGH 12/31/08

The following chart illustrates the historical performance of the fund in comparison to its benchmark(s). Benchmark comparisons are unmanaged; do not reflect any fees or expenses; and cannot be invested in directly. The performance of other share classes will be greater than or less than that of the class depicted below. (See Notes to Performance Summary.)

Performance data shown represents past performance and is no guarantee of future results. Investment return and principal value fluctuate so your units, when sold, may be worth more or less than the original cost; current performance may be lower or higher than quoted. The performance shown does not reflect the deduction of taxes, if any, that a contract holder would pay on fund distributions or the redemption of contract units. The returns for the fund shown also do not reflect the deduction of expenses associated with variable products, such as mortality and expense risk charges, separate account charges, and sales charges imposed by the insurance company separate accounts. Such expenses would reduce the overall returns shown.

Growth of a hypothetical $10,000 investment

Total rates of return through 12/31/08

Average Annual Total Returns

Share class	Class inception date	1-yr	5-yr	10-yr
Initial Class	11/16/93	(37.16)%	10.32%	6.06%
Service Class	8/24/01	(37.31)%	10.04%	5.86%

Comparative Benchmarks

Standard & Poor’s 500 Utilities Index (f)	(28.98)%	8.29%	2.72%
Standard & Poor’s 500 Stock Index (f)	(37.00)%	(2.19)%	(1.38)%

(f)	Source: FactSet Research Systems Inc.

Included in the Initial Class and Service Class total returns for the year ended December 31, 2008 are proceeds received from a non-recurring litigation settlement with Enron Corp., had these proceeds not been included the 1-yr total returns would have each been lower by approximately 1.01%.

Benchmark Definitions

Standard & Poor’s 500 Utilities Index – a market capitalization-weighted index designed to measure the utilities sector, including those companies considered electric, gas or water utilities, or companies that operate as independent producers and/or distributors of power.

Standard & Poor’s 500 Stock Index – a market capitalization-weighted index of 500 widely held equity securities, designed to measure broad U.S. equity performance.

It is not possible to invest directly in an index.

Notes to Performance Summary

Performance for the Service Class includes the performance of the fund’s Initial Class for periods prior to their offering. Because Service Class expenses are higher than those of Initial Class, performance shown for Service Class is higher than it

5

Performance Summary – continued

would have been had it been offered for the entire period. Performance has not been adjusted to take into account differences in class specific operating expenses (such as Rule 12b-1 fees). Please see the prospectus for additional information about performance and expenses.

Performance results reflect any applicable expense subsidies and waivers in effect during the periods shown. Without such subsidies and waivers the fund’s performance results would be less favorable. Please see the prospectus for complete details. All results are historical and assume the reinvestment of any dividends and capital gains distributions.

From time to time the fund may receive proceeds from litigation settlements, without which performance would be lower.

6

EXPENSE TABLE

Fund Expenses Borne by the Contract Holders During the Period,

July 1, 2008 through December 31, 2008

As a contract holder of the fund, you incur ongoing costs, including management fees; distribution (12b-1) fees; and other fund expenses. This example is intended to help you understand your ongoing costs (in dollars) of investing in the fund and to compare these costs with the ongoing costs of investing in other mutual funds.

The example is based on an investment of $1,000 invested at the beginning of the period and held for the entire period July 1, 2008 through December 31, 2008.

Actual Expenses

The first line for each share class in the following table provides information about actual account values and actual expenses. You may use the information in this line, together with the amount you invested, to estimate the expenses that you paid over the period. Simply divide your account value by $1,000 (for example, an $8,600 account value divided by $1,000 = 8.6), then multiply the result by the number in the first line under the heading entitled “Expenses Paid During Period” to estimate the expenses you paid on your account during this period.

Hypothetical Example for Comparison Purposes

The second line for each share class in the following table provides information about hypothetical account values and hypothetical expenses based on the fund’s actual expense ratio and an assumed rate of return of 5% per year before expenses, which is not the fund’s actual return. The hypothetical account values and expenses may not be used to estimate the actual ending account balance or expenses you paid for the period. You may use this information to compare the ongoing costs of investing in the fund and other funds. To do so, compare this 5% hypothetical example with the 5% hypothetical examples that appear in the shareholder reports of the other funds.

Please note that the expenses shown in the table are meant to highlight the fund’s ongoing costs only and do not take into account the fees and expenses imposed under the variable contracts through which your investment in the fund is made. Therefore, the second line for each share class in the table is useful in comparing ongoing costs associated with an investment in vehicles (such as the fund) which fund benefits under variable annuity and variable life insurance contracts and to qualified pension and retirement plans only, and will not help you determine the relative total costs of investing in the fund through variable annuity and variable life insurance contracts. If the fees and expenses imposed under the variable contracts were included, your costs would have been higher.

Share Class		Annualized Expense Ratio	Beginning Account Value 7/01/08	Ending Account Value 12/31/08	Expenses Paid During Period (p) 7/01/08-12/31/08
Initial Class	Actual	0.91%	$1,000.00	$639.80	$3.75
	Hypothetical (h)	0.91%	$1,000.00	$1,020.56	$4.62
Service Class	Actual	1.15%	$1,000.00	$639.15	$4.74
	Hypothetical (h)	1.15%	$1,000.00	$1,019.36	$5.84

(h)	5% class return per year before expenses.

(p)	Expenses paid is equal to each class’ annualized expense ratio, as shown above, multiplied by the average account value over the period, multiplied by the number of days in the period, divided by the number of days in the year.

7

PORTFOLIO OF INVESTMENTS – 12/31/08

The Portfolio of Investments is a complete list of all securities owned by your fund. It is categorized by broad-based asset classes.

Issuer	Shares/Par	Value ($)

COMMON STOCKS – 95.6%
Broadcasting – 0.5%
Grupo Televisa S.A., ADR	78,500	$1,172,791

Cable TV – 4.1%
Comcast Corp., “Special A”	253,400	$4,092,410
Time Warner Cable, Inc., “A” (a)	313,600	6,726,720

		$10,819,130

Energy – Independent – 2.4%
Devon Energy Corp.	13,800	$906,798
EOG Resources, Inc.	21,800	1,451,444
Ultra Petroleum Corp. (a)	30,200	1,042,202
XTO Energy, Inc.	82,250	2,900,958

		$6,301,402

Natural Gas – Distribution – 9.8%
Energen Corp.	88,600	$2,598,638
Equitable Resources, Inc.	328,900	11,034,595
Questar Corp.	156,600	5,119,254
Sempra Energy	163,500	6,970,005

		$25,722,492

Natural Gas – Pipeline – 5.8%
El Paso Corp.	762,000	$5,966,460
Enagas S.A.	150,774	3,307,593
Williams Cos., Inc.	412,817	5,977,590

		$15,251,643

Oil Services – 1.3%
Halliburton Co.	28,700	$521,766
Noble Corp.	73,900	1,632,451
Transocean, Inc. (a)	27,100	1,280,475

		$3,434,692

Telecommunications – Wireless – 13.9%
America Movil S.A.B. de C.V., “L”, ADR	182,200	$5,646,378
Cellcom Israel Ltd.	271,522	6,000,636
China Mobile Ltd., ADR	10,000	508,500
Hutchison Telecommunications International Ltd.	1,361,000	365,265
Mobile TeleSystems OJSC, ADR	107,100	2,857,428
MTN Group Ltd.	168,200	1,990,117
NII Holdings, Inc. “B” (a)	146,100	2,656,098
Rogers Communications, Inc., “B”	282,400	8,370,203
Tim Participacoes S.A., ADR (l)	82,300	1,027,927
Vivo Participacoes S.A., ADR	108,775	1,364,039
Vodafone Group PLC	2,875,000	5,787,702

		$36,574,293

Telephone Services – 11.1%
AT&T, Inc.	195,800	$5,580,300
BCE, Inc.	176,800	3,599,015
CenturyTel, Inc.	75,200	2,055,216
Embarq Corp.	80,100	2,880,396
Royal KPN N.V.	236,500	3,429,452
Telefonica S.A.	342,500	7,677,297

Issuer	Shares/Par	Value ($)

COMMON STOCKS – continued
Telephone Services – continued
TELUS Corp.	61,580	$1,740,901
Windstream Corp.	220,255	2,026,346

		$28,988,923

Utilities – Electric Power – 46.7%
AES Corp. (a)	697,300	$5,745,752
AES Tiete S.A., IPS	338,254	2,193,180
Allegheny Energy, Inc.	229,500	7,770,870
American Electric Power Co., Inc.	232,000	7,720,960
CEZ AS	91,000	3,698,005
CMS Energy Corp.	744,000	7,521,840
Constellation Energy Group, Inc.	77,500	1,944,475
DPL, Inc.	171,100	3,907,924
Dynegy, Inc., “A” (a)	929,898	1,859,796
E.ON AG	215,316	8,706,767
Edison International	179,600	5,768,752
EDP Renovaveis S.A. (a)	119,459	836,563
Eletropaulo Metropolitana S.A., IPS	402,540	4,514,580
FirstEnergy Corp.	90,500	4,396,490
Fortum Corp.	31,000	665,861
Iberdrola S.A. (a)	257,800	1,114,590
International Power PLC	849,000	2,947,803
Northeast Utilities	239,500	5,762,370
NRG Energy, Inc. (a)	624,186	14,562,275
Oesterreichische Elektrizitaetswirtschafts AG (Verbund), “A”	43,900	2,014,455
Pepco Holdings, Inc.	61,880	1,098,989
PG&E Corp.	27,300	1,056,783
PPL Corp.	220,600	6,770,214
Public Service Enterprise Group, Inc.	266,600	7,776,722
Red Electrica de Espana	90,624	4,591,237
RWE AG	13,000	1,168,656
Scottish & Southern Energy PLC	36,500	642,685
Wisconsin Energy Corp.	14,900	625,502
Xcel Energy, Inc.	267,730	4,966,392

		$122,350,488

Total Common Stocks (Identified Cost, $327,828,198)		$250,615,854

BONDS – 0.2%
Asset Backed & Securitized – 0.0%
Falcon Franchise Loan LLC, FRN, 2.96%, 2023 (i)(n)	$705,896	$38,683

Natural Gas – Pipeline – 0.2%
El Paso Corp., 12%, 2013	$570,000	$558,600

Utilities – Electric Power – 0.0%
TXU Eastern Funding Co., 6.75%, 2009 (d)	$191,000	$5,730

Total Bonds (Identified Cost, $713,993)		$603,013

8

Portfolio of Investments – continued

Issuer	Shares/Par	Value ($)

CONVERTIBLE PREFERRED STOCKS – 0.7%
Natural Gas – Pipeline – 0.7%
El Paso Corp., 4.99% (Identified Cost, $3,061,086)	2,720	$1,795,200

CONVERTIBLE BONDS – 0.3%
Energy – Independent – 0.3%
Peabody Energy Corp., 4.75%, 2066 (Identified Cost, $1,414,272)	$1,310,000	$786,000

REPURCHASE AGREEMENTS – 4.6%
Goldman Sachs, 0.01%, dated 12/31/08, due 1/02/09, total to be received $9,527,005 (secured by U.S. Treasury and Federal Agency obligations and Mortgage Backed securities in a jointly traded account)	$9,527,000	$9,527,000

Issuer	Shares/Par	Value ($)

REPURCHASE AGREEMENTS – continued
Morgan Stanley, 0.02%, dated 12/31/08, due 1/02/09, total to be received $2,542,003 (secured by U.S. Treasury and Federal Agency obligations and Mortgage Backed securities in a jointly traded account)	$2,542,000	$2,542,000

Total Repurchase Agreements, at Cost		$12,069,000

COLLATERAL FOR SECURITIES LOANED – 0.1%
Navigator Securities Lending Prime Portfolio, at Cost and Net Asset Value	169,650	$169,650

Total Investments (Identified Cost, $345,256,199)		$266,038,717

OTHER ASSETS, LESS LIABILITIES – (1.5)%		(3,985,773)

Net Assets – 100.0%		$262,052,944

(a)	Non-income producing security.

(d)	Non-income producing security – in default.

(i)	Interest only security for which the series receives interest on notional principal (Par amount). Par amount shown is the notional principal and does not reflect the cost of the security.

(l)	All or a portion of this security is on loan.

(n)	Securities exempt from registration under Rule 144A of the Securities Act of 1933. These securities may be sold in the ordinary course of business in transactions exempt from registration, normally to qualified institutional buyers. At period end, the aggregate value of these securities was $38,683, representing 0.01% of net assets.

The following abbreviations are used in this report and are defined:

ADR	American Depository Receipt

FRN	Floating Rate Note. Interest rate resets periodically and may not be the rate reported at period end.

IPS	International Preference Stock

Abbreviations indicate amounts shown in currencies other than the U.S. dollar. All amounts are stated in U.S. dollars unless otherwise indicated. A list of abbreviations is shown below:

EUR	Euro

GBP	British Pound

Derivative Contracts at 12/31/08

Forward Foreign Currency Exchange Contracts at 12/31/08

Type	Currency	Contracts to Deliver/Receive	Settlement Date Range	In Exchange For	Contracts at Value	Net Unrealized Appreciation (Depreciation)
Appreciation
SELL	EUR	20,856,409	2/19/09	$29,881,386	$28,939,185	$942,201
SELL	GBP	4,344,480	2/17/09	6,457,060	6,239,282	217,778

						$1,159,979

Depreciation
BUY	EUR	4,416,858	2/17/09-2/19/09	$6,313,641	$6,128,599	$(185,042)

At December 31, 2008, the fund had sufficient cash and/or securities to cover any commitments under these derivative contracts.

See Notes to Financial Statements

9

FINANCIAL STATEMENTS  |  STATEMENT OF ASSETS AND LIABILITIES

This statement represents your fund’s balance sheet, which details the assets and liabilities comprising the total value of the fund.

At 12/31/08
Assets
Investments, at value, including $162,995 of securities on loan (identified cost, $345,256,199)	$266,038,717
Cash	765
Receivable for forward foreign currency exchange contracts	1,159,979
Receivable for investments sold	1,450,148
Receivable for fund shares sold	82,850
Interest and dividends receivable	718,781
Other assets	9,834
Total assets		$269,461,074
Liabilities
Payable for forward foreign currency exchange contracts	$185,042
Payable for investments purchased	6,703,150
Payable for fund shares reacquired	184,141
Collateral for securities loaned, at value	169,650
Payable to affiliates
Management fee	10,437
Distribution fees	1,103
Administrative services fee	769
Payable for trustees’ compensation	458
Accrued expenses and other liabilities	153,380
Total liabilities		$7,408,130
Net assets		$262,052,944
Net assets consist of
Paid-in capital	$355,850,017
Unrealized appreciation (depreciation) on investments and translation of assets and liabilities in foreign currencies	(78,252,419)
Accumulated net realized gain (loss) on investments and foreign currency transactions	(27,572,321)
Undistributed net investment income	12,027,667
Net assets		$262,052,944
Shares of beneficial interest outstanding		16,894,647
Initial Class shares
Net assets	$178,804,519
Shares outstanding	11,491,514
Net asset value per share		$15.56
Service Class shares
Net assets	$83,248,425
Shares outstanding	5,403,133
Net asset value per share		$15.41

See Notes to Financial Statements

10

FINANCIAL STATEMENTS  |  STATEMENT OF OPERATIONS

This statement describes how much your fund earned in investment income and accrued in expenses. It also describes any gains and/or losses generated by fund operations.

Year ended 12/31/08
Net investment income
Income
Dividends	$14,482,318
Interest	586,287
Foreign taxes withheld	(715,235)
Total investment income		$14,353,370
Expenses
Management fee	$2,902,708
Distribution fees	278,561
Administrative services fee	121,076
Trustees’ compensation	54,017
Custodian fee	211,771
Shareholder communications	43,517
Auditing fees	47,975
Legal fees	13,224
Miscellaneous	39,083
Total expenses		$3,711,932
Fees paid indirectly	(1,420)
Net expenses		$3,710,512
Net investment income		$10,642,858
Realized and unrealized gain (loss) on investments and foreign currency transactions
Realized gain (loss) (identified cost basis)
Investment transactions (s)	$(27,523,262)
Foreign currency transactions	1,615,705
Net realized gain (loss) on investments and foreign currency transactions		$(25,907,557)
Change in unrealized appreciation (depreciation)
Investments (net of $18,316 decrease in deferred country tax)	$(157,630,515)
Translation of assets and liabilities in foreign currencies	816,550
Net unrealized gain (loss) on investments and foreign currency translation		$(156,813,965)
Net realized and unrealized gain (loss) on investments and foreign currency		$(182,721,522)
Change in net assets from operations		$(172,078,664)

(s)	Includes proceeds received from a non-recurring cash settlement in the amount of $2,534,437 from a litigation settlement against Enron Corp.

See Notes to Financial Statements

11

FINANCIAL STATEMENTS  |  STATEMENTS OF CHANGES IN NET ASSETS

These statements describe the increases and/or decreases in net assets resulting from operations, any distributions, and any shareholder transactions.

For years ended 12/31	2008	2007
Change in net assets
From operations
Net investment income	$10,642,858	$10,564,614
Net realized gain (loss) on investments and foreign currency transactions	(25,907,557)	115,471,737
Net unrealized gain (loss) on investments and foreign currency translation	(156,813,965)	(3,614,826)
Change in net assets from operations	$(172,078,664)	$122,421,525
Distributions declared to shareholders
From net investment income
Initial Class	$(5,508,025)	$(5,212,212)
Service Class	(1,870,950)	(1,129,740)
From net realized gain on investments
Initial Class	(50,644,712)	—
Service Class	(19,570,542)	—
Total distributions declared to shareholders	$(77,594,229)	$(6,341,952)
Change in net assets from fund share transactions	$3,940,360	$(64,307,493)
Total change in net assets	$(245,732,533)	$51,772,080
Net assets
At beginning of period	507,785,477	456,013,397
At end of period (including undistributed net investment income of $12,027,667 and $7,152,764, respectively)	$262,052,944	$507,785,477

See Notes to Financial Statements

12

FINANCIAL STATEMENTS  |  FINANCIAL HIGHLIGHTS

The financial highlights table is intended to help you understand the fund’s financial performance for the past 5 years. Certain information reflects financial results for a single fund share. The total returns in the table represent the rate by which an investor would have earned (or lost) on an investment in the fund share class (assuming reinvestment of all distributions) held for the entire period.

Initial Class	Years ended 12/31
	2008		2007	2006	2005	2004
Net asset value, beginning of period	$29.51		$23.25	$18.11	$15.61	$12.23
Income (loss) from investment operations
Net investment income (d)	$0.62		$0.58	$0.48	$0.31	$0.30
Net realized and unrealized gain (loss) on investments and foreign currency	(9.78)		6.02	5.25	2.35	3.34
Total from investment operations	$(9.16)		$6.60	$5.73	$2.66	$3.64
Less distributions declared to shareholders
From net investment income	$(0.47)		$(0.34)	$(0.59)	$(0.16)	$(0.26)
From net realized gain on investments	(4.32)		—	—	—	—
Total distributions declared to shareholders	$(4.79)		$(0.34)	$(0.59)	$(0.16)	$(0.26)
Net asset value, end of period	$15.56		$29.51	$23.25	$18.11	$15.61
Total return (%) (k)(s)	(37.16	)(t)	28.53	32.35	17.23	30.37	(b)(v)
Ratios (%) (to average net assets) and Supplemental data:
Expenses (f)	0.86		0.84	0.84	0.86	0.84
Net investment income	2.73		2.18	2.41	1.87	2.25
Portfolio turnover	63		90	93	96	103
Net assets at end of period (000 Omitted)	$178,805		$381,498	$377,354	$344,717	$328,541

See Notes to Financial Statements

13

Financial Highlights – continued

Service Class	Years ended 12/31
	2008		2007	2006	2005	2004
Net asset value, beginning of period	$29.28		$23.09	$18.01	$15.53	$12.18
Income (loss) from investment operations
Net investment income (d)	$0.57		$0.52	$0.42	$0.27	$0.26
Net realized and unrealized gain (loss) on investments and foreign currency	(9.71)		5.97	5.22	2.35	3.32
Total from investment operations	$(9.14)		$6.49	$5.64	$2.62	$3.58
Less distributions declared to shareholders
From net investment income	$(0.41)		$(0.30)	$(0.56)	$(0.14)	$(0.23)
From net realized gain on investments	(4.32)		—	—	—	—
Total distributions declared to shareholders	$(4.73)		$(0.30)	$(0.56)	$(0.14)	$(0.23)
Net asset value, end of period	$15.41		$29.28	$23.09	$18.01	$15.53
Total return (%) (k)(s)	(37.31	)(t)	28.24	31.96	16.97	30.01	(b)(v)
Ratios (%) (to average net assets) and Supplemental data:
Expenses (f)	1.12		1.08	1.09	1.11	1.09
Net investment income	2.57		1.93	2.12	1.62	2.01
Portfolio turnover	63		90	93	96	103
Net assets at end of period (000 Omitted)	$83,248		$126,288	$78,660	$47,240	$32,599

(b)	The fund’s net asset value and total return calculation include a non-recurring accrual recorded as a result of an administrative proceeding regarding disclosure of brokerage allocation practices in connection with fund sales. The non-recurring accrual did not have a material impact on the net asset value per share based on the shares outstanding on the day the accrual was recorded.

(d)	Per share data are based on average shares outstanding.

(f)	Ratios do not reflect reductions from fees paid indirectly, if applicable.

(k)	The total return does not reflect expenses that apply to separate accounts. Inclusion of these charges would reduce the total return figures for all periods shown.

(s)	From time to time the fund may receive proceeds from litigation settlements, without which performance would be lower.

(t)	Excluding the effect of the proceeds received from a non-recurring litigation settlement against Enron Corp., the Initial Class and service Class total returns for the year ended December 31, 2008 would have been lower by approximately 1.01%.

(v)	The fund’s total return calculation includes a net increase from gains realized on the disposal of investments in violation of the fund’s investment restrictions. The gains resulted in an increase in net asset value of $0.00278 per share based on shares outstanding on the day the gains were realized. Excluding the offset of these gains from the fund’s ending net asset value per share, the total return for the year ended December 31, 2004 would have been approximately 30.35% and 29.99% for the Initial Class and the Service Class shares, respectively.

See Notes to Financial Statements

14

NOTES TO FINANCIAL STATEMENTS

(1)	Business and Organization

MFS Utilities Portfolio (the fund) is a series of MFS Variable Insurance Trust II (the trust). The trust is organized as a Massachusetts business trust and is registered under the Investment Company Act of 1940, as amended, as an open-end management investment company. The shares of the fund are sold to variable accounts established by insurance companies to fund benefits under variable contracts issued by such companies, and qualified retirement and pension plans.

(2)	Significant Accounting Policies

General – The preparation of financial statements in conformity with U.S. generally accepted accounting principles requires management to make estimates and assumptions that affect the reported amounts of assets and liabilities, and disclosure of contingent assets and liabilities at the date of the financial statements and the reported amounts of revenues and expenses during the reporting period. Actual results could differ from those estimates. The fund can invest in foreign securities, including securities of emerging market issuers. Investments in foreign securities are vulnerable to the effects of changes in the relative values of the local currency and the U.S. dollar and to the effects of changes in each country’s legal, political, and economic environment. The markets of emerging markets countries are generally more volatile than the markets of developed countries with more mature economies. All of the risks of investing in foreign securities previously described are heightened when investing in emerging markets countries.

Investment Valuations – Equity securities, including restricted equity securities, are generally valued at the last sale or official closing price as reported by a third party pricing service on the market or exchange on which they are primarily traded. For securities for which there were no sales reported that day, equity securities are generally valued at the last quoted daily bid quotation as reported by a third party pricing service on the market or exchange on which they are primarily traded. For securities held short for which there were no sales reported for the day, the position is generally valued at the last quoted daily ask quotation as reported by a third party pricing service on the market or exchange on which such securities are primarily traded. Debt instruments and floating rate loans (other than short-term instruments), including restricted debt instruments, are generally valued at an evaluated or composite bid as reported by a third party pricing service. Short-term instruments with a maturity at issuance of 60 days or less may be valued at amortized cost, which approximates market value. Forward foreign currency contracts are generally valued at the mean of bid and asked prices for the time period interpolated from rates reported by a third party pricing service for proximate time periods. Open-end investment companies are generally valued at net asset value per share. Securities and other assets generally valued on the basis of information from a third party pricing service may also be valued at a broker-dealer bid quotation. Values obtained from pricing services can utilize both dealer-supplied valuations and electronic data processing techniques, which take into account factors such as institutional-size trading in similar groups of securities, yield, quality, coupon rate, maturity, type of issue, trading characteristics, and other market data. The values of foreign securities and other assets and liabilities expressed in foreign currencies are converted to U.S. dollars using the mean of bid and asked prices for rates reported by a third party pricing service.

The Board of Trustees has delegated primary responsibility for determining or causing to be determined the value of the fund’s investments (including any fair valuation) to the adviser pursuant to valuation policies and procedures approved by the Board. If the adviser determines that reliable market quotations are not readily available, investments are valued at fair value as determined in good faith by the adviser in accordance with such procedures under the oversight of the Board of Trustees. Under the fund’s valuation policies and procedures, market quotations are not considered to be readily available for most types of debt instruments and floating rate loans and many types of derivatives. These investments are generally valued at fair value based on information from third party pricing services. In addition, investments may be valued at fair value if the adviser determines that an investment’s value has been materially affected by events occurring after the close of the exchange or market on which the investment is principally traded (such as foreign exchange or market) and prior to the determination of the fund’s net asset value, or after the halting of trading of a specific security where trading does not resume prior to the close of the exchange or market on which the security is principally traded. Events that occur on a frequent basis after foreign markets close (such as developments in foreign markets and significant movements in the U.S. markets) and prior to the determination of the fund’s net asset value may be deemed to have a material affect on the value of securities traded in foreign markets. Accordingly, the fund’s foreign equity securities may often be valued at fair value. The adviser may rely on third party pricing services or other information (such as the correlation with price movements of similar securities in the same or other markets; the type, cost and investment characteristics of the security; the business and financial condition of the issuer; and trading and other market data) to assist in determining whether to fair value and at what value to fair value an investment. The value of an investment for purposes of calculating the fund’s net asset value can differ depending on the source and method used to determine value. When fair valuation is used, the value of investments used to determine the fund’s net asset value may differ from quoted or published prices for the same investments.

The fund adopted FASB Statement No. 157, Fair Value Measurements (the “Statement”). This Statement provides a single definition of fair value, a hierarchy for measuring fair value and expanded disclosures about fair value measurements.

15

Notes to Financial Statements – continued

Various inputs are used in determining the value of the fund’s assets or liabilities carried at market value. These inputs are categorized into three broad levels. Level 1 includes quoted prices in active markets for identical assets or liabilities. Level 2 includes other significant observable market-based inputs (including quoted prices for similar securities, interest rates, prepayment speed, and credit risk). Level 3 includes unobservable inputs, which may include the adviser’s own assumptions in determining the fair value of investments. Other financial instruments are derivative instruments not reflected in total investments, such as futures, forwards, swap contracts and written options. The following is a summary of the levels used as of December 31, 2008 in valuing the fund’s assets or liabilities carried at market value:

	Level 1	Level 2	Level 3	Total
Investments in Securities	$199,196,964	$66,841,753	$—	$266,038,717
Other Financial Instruments	$—	$974,937	$—	$974,937

Repurchase Agreements – The fund may enter into repurchase agreements with approved counterparties. Each repurchase agreement is recorded at cost. The fund requires that the securities collateral in a repurchase transaction be transferred to a custodian. The fund monitors, on a daily basis, the value of the collateral to ensure that its value, including accrued interest, is greater than amounts owed to the fund under each such repurchase agreement. The fund and other funds managed by Massachusetts Financial Services Company (MFS), may utilize a joint trading account for the purpose of entering into one or more repurchase agreements.

Foreign Currency Translation – Purchases and sales of foreign investments, income, and expenses are converted into U.S. dollars based upon currency exchange rates prevailing on the respective dates of such transactions or on the reporting date for foreign denominated receivables and payables. Gains and losses attributable to foreign currency exchange rates on sales of securities are recorded for financial statement purposes as net realized gains and losses on investments. Gains and losses attributable to foreign exchange rate movements on receivables, payables, income and expenses are recorded for financial statement purposes as foreign currency transaction gains and losses. That portion of both realized and unrealized gains and losses on investments that results from fluctuations in foreign currency exchange rates is not separately disclosed.

Derivative Risk – The fund may invest in derivatives for hedging or non-hedging purposes. While hedging can reduce or eliminate losses, it can also reduce or eliminate gains. When the fund uses derivatives as an investment to gain market exposure, or for hedging purposes, gains and losses from derivative instruments may be substantially greater than the derivative’s original cost. Cash that has been segregated on behalf of certain derivative contracts will be reported separately on the Statement of Assets and Liabilities as restricted cash. On some over-the-counter derivatives, the fund attempts to reduce its exposure to counterparty credit risk by entering into an ISDA Master Agreement on a bilateral basis with each of the counterparties with whom it undertakes a significant volume of transactions. The ISDA Master Agreement gives the fund the right, upon an event of default by the applicable counterparty, to close out all transactions traded under such agreement and to net amounts owed under each transaction to one net amount payable by one party to the other. This right to close out and net payments across all transactions traded under the ISDA Master Agreement could result in a reduction of the fund’s credit risk to such counterparty equal to any amounts payable by the fund under the applicable transactions, if any. However, absent an event of default by the counterparty, the ISDA Master Agreement does not result in an offset of reported balance sheet assets and liabilities across transactions between the fund and the applicable counterparty. Derivative instruments include forward foreign currency exchange contracts.

In March 2008, FASB Statement No. 161, Disclosures about Derivative Instruments and Hedging Activities (the “Standard”) was issued, and is effective for financial statements issued for fiscal years and interim periods beginning after November 15, 2008. This Standard provides enhanced disclosures about the fund’s use of and accounting for derivative instruments and the effect of derivative instruments on the fund’s results of operations and financial position. Management is evaluating the application of the Standard to the fund, and has not at this time determined the impact, if any, resulting from the adoption of this Standard on the fund’s financial statements.

FASB Staff Position (FSP) 133-1 was implemented during the period. FSP 133-1 amends FAS 133 to require sellers of credit derivatives to make disclosures that will enable financial statement users to assess the potential effects of those credit derivatives on an entity’s financial position, financial performance and cash flows. There was no impact from implementing FSP 133-1 as the fund did not hold any of these credit derivatives at period end.

Forward Foreign Currency Exchange Contracts – The fund may enter into forward foreign currency exchange contracts for the purchase or sale of a specific foreign currency at a fixed price on a future date. Risks may arise upon entering into these contracts from the potential inability of counterparties to meet the terms of their contracts and from unanticipated movements in the value of the contract. The fund may enter into forward foreign currency exchange contracts for hedging purposes as well as for non-hedging purposes. For hedging purposes, the fund may enter into contracts to deliver or receive foreign currency it will receive from or require for its normal investment activities. The fund may also use contracts in a manner intended to

16

Notes to Financial Statements – continued

protect foreign currency denominated securities from declines in value due to unfavorable exchange rate movements. For non-hedging purposes, the fund may enter into contracts with the intent of changing the relative exposure of the fund’s portfolio of securities to different currencies to take advantage of anticipated changes. The forward foreign currency exchange contracts are adjusted by the daily exchange rate of the underlying currency and any gains or losses are recorded as unrealized until the contract settlement date. On contract settlement date, the gains or losses are recorded as realized gains or losses on foreign currency transactions.

Security Loans – State Street Bank and Trust Company (“State Street”), as lending agent, may loan the securities of the fund to certain qualified institutions (the “Borrowers”) approved by the fund. The loans are collateralized by cash and/or U.S. Treasury and federal agency obligations in an amount typically at least equal to the market value of the securities loaned. State Street provides the fund with indemnification against Borrower default. The fund bears the risk of loss with respect to the investment of cash collateral. On loans collateralized by cash, the cash collateral is invested in a money market fund or short-term securities. A portion of the income generated upon investment of the collateral is remitted to the Borrowers, and the remainder is allocated between the fund and the lending agent. On loans collateralized by U.S. Treasury and/or federal agency obligations, a fee is received from the Borrower, and is allocated between the fund and the lending agent. Income from securities lending is included in interest income on the Statement of Operations. The dividend and interest income earned on the securities loaned is accounted for in the same manner as other dividend and interest income.

Indemnifications – Under the fund’s organizational documents, its officers and trustees may be indemnified against certain liabilities and expenses arising out of the performance of their duties to the fund. Additionally, in the normal course of business, the fund enters into agreements with service providers that may contain indemnification clauses. The fund’s maximum exposure under these agreements is unknown as this would involve future claims that may be made against the fund that have not yet occurred.

Investment Transactions and Income – Investment transactions are recorded on the trade date. Interest income is recorded on the accrual basis. All premium and discount is amortized or accreted for financial statement purposes in accordance with U.S. generally accepted accounting principles. Dividends received in cash are recorded on the ex-dividend date. Certain dividends from foreign securities will be recorded when the fund is informed of the dividend if such information is obtained subsequent to the ex-dividend date. Dividend and interest payments received in additional securities are recorded on the ex-dividend or ex-interest date in an amount equal to the value of the security on such date. The fund may receive proceeds from litigation settlements. Any proceeds received from litigation involving portfolio holdings are reflected in the Statement of Operations in realized gain/loss if the security has been disposed of by the fund or in unrealized gain/loss if the security is still held by the fund. Any other proceeds from litigation not related to portfolio holdings are reflected as other income in the Statement of Operations. The fund was a participant in litigation against Enron Corp. On December 26, 2008, the fund received a cash settlement in the amount of $2,534,437.

Fees Paid Indirectly – The fund’s custody fee may be reduced according to an arrangement that measures the value of cash deposited with the custodian by the fund. This amount, for the year ended December 31, 2008, is shown as a reduction of total expenses on the Statement of Operations.

Tax Matters and Distributions – The fund intends to qualify as a regulated investment company, as defined under Subchapter M of the Internal Revenue Code, and to distribute all of its taxable income, including realized capital gains. As a result, no provision for federal income tax is required. Each of the fund’s federal tax returns for the prior three fiscal years remains subject to examination by the Internal Revenue Service. Foreign taxes, if any, have been accrued by the fund in the accompanying financial statements.

Distributions to shareholders are recorded on the ex-dividend date. Income and capital gain distributions are determined in accordance with income tax regulations, which may differ from U.S. generally accepted accounting principles. Certain capital accounts in the financial statements are periodically adjusted for permanent differences in order to reflect their tax character. These adjustments have no impact on net assets or net asset value per share. Temporary differences which arise from recognizing certain items of income, expense, gain or loss in different periods for financial statement and tax purposes will reverse at some time in the future. Distributions in excess of net investment income or net realized gains are temporary overdistributions for financial statement purposes resulting from differences in the recognition or classification of income or distributions for financial statement and tax purposes.

Book/tax differences primarily relate to defaulted bonds, wash sale loss deferrals, foreign currency transactions and derivative transactions.

17

Notes to Financial Statements – continued

The tax character of distributions declared to shareholders for the last two fiscal years is as follows:

	12/31/08	12/31/07
Ordinary income (including any short-term capital gains)	$7,383,972	$6,341,952
Long-term capital gain	70,210,257	—
Total Distributions	$77,594,229	$6,341,952

The federal tax cost and the tax basis components of distributable earnings were as follows:

As of 12/31/08
Cost of investments	$354,259,626
Gross appreciation	2,545,768
Gross depreciation	(90,766,677)
Net unrealized appreciation (depreciation)	$(88,220,909)
Undistributed ordinary income	13,088,056
Capital loss carryforwards	(18,412,487)
Other temporary differences	(251,733)

As of December 31, 2008 the fund had capital loss carryforwards available to offset future realized gains. Such losses expire as follows:

12/31/16	$(18,412,487)

Multiple Classes of Shares of Beneficial Interest – The fund offers multiple classes of shares, which differ in their respective distribution fees. The fund’s income, realized and unrealized gain (loss), and common expenses are allocated to shareholders based on the daily net assets of each class. Dividends are declared separately for each class. Differences in per share dividend rates are generally due to differences in separate class expenses.

(3)	Transactions with Affiliates

Investment Adviser – The fund has an investment advisory agreement with Massachusetts Financial Services Company (MFS) to provide overall investment management and related administrative services and facilities to the fund. The management fee is computed daily and paid monthly at the following annual rates:

First $300 million of average daily net assets	0.75%
Average daily net assets in excess of $300 million	0.675%

The management fee incurred for the year ended December 31, 2008 was equivalent to an annual effective rate of 0.73% of the fund’s average daily net assets.

Distributor – MFS Fund Distributors, Inc. (MFD), a wholly-owned subsidiary of MFS, is the distributor of shares of the fund. The Trustees have adopted a distribution plan for the Service Class shares pursuant to Rule 12b-1 under the Investment Company Act of 1940.

The fund’s distribution plan provides that the fund will pay MFD distribution fees equal to 0.25% per annum of its average daily net assets attributable to Service Class shares as partial consideration for services performed and expenses incurred by MFD and financial intermediaries in connection with the sale and distribution of the fund’s Service Class shares and the sale and distribution of the variable annuity or variable life insurance contracts investing indirectly in Service Class shares. MFD may subsequently pay all, or a portion, of the distribution fees to financial intermediaries.

Shareholder Servicing Agent – MFS Service Center, Inc. (MFSC), a wholly-owned subsidiary of MFS, has contracted to provide transfer agent and recordkeeping functions in connection with the issuance, transfer, and redemption of each class of shares of the fund under a Shareholder Servicing Agent Agreement. During the year ended December 31, 2008, the fund did not pay MFSC a fee for this service.

Administrator – MFS provides certain financial, legal, shareholder communications, compliance, and other administrative services to the fund. Under an administrative services agreement, the fund partially reimburses MFS the costs incurred to provide these services. The fund is charged an annual fixed amount of $10,000 plus a fee based on average daily net assets.

The administrative services fee incurred for the year ended December 31, 2008 was equivalent to an annual effective rate of 0.0305% of the fund’s average daily net assets.

Trustees’ and Officers’ Compensation – The fund pays compensation to trustees in the form of a retainer, attendance fees, and additional compensation to the Board chairperson. The fund does not pay compensation directly to officers of the fund who are also officers of the investment adviser, all of whom receive remuneration for their services to the fund from MFS. Certain officers of the fund are officers or directors of MFS, MFD, and MFSC.

18

Notes to Financial Statements – continued

Other – This fund and certain other MFS funds (the funds) have entered into services agreements (the Agreements) which provide for payment of fees by the funds to Tarantino LLC and Griffin Compliance LLC in return for the provision of services of an Independent Chief Compliance Officer (ICCO) and Assistant ICCO, respectively, for the funds. The ICCO and Assistant ICCO are officers of the funds and the sole members of Tarantino LLC and Griffin Compliance LLC, respectively. The funds can terminate the Agreements with Tarantino LLC and Griffin Compliance LLC at any time under the terms of the Agreements. MFS has agreed to bear all expenses associated with office space, other administrative support, and supplies provided to the ICCO and Assistant ICCO. For the year ended December 31, 2008, the aggregate fees paid by the fund to Tarantino LLC and Griffin Compliance LLC were $3,679 and are included in miscellaneous expense on the Statement of Operations.

(4)	Portfolio Securities

Purchases and sales of investments, other than U.S. Government securities, purchased option transactions, and short-term obligations, aggregated $250,125,294 and $308,864,303, respectively.

(5)	Shares of Beneficial Interest

The fund’s Declaration of Trust permits the Trustees to issue an unlimited number of full and fractional shares of beneficial interest. Transactions in fund shares were as follows:

	Year ended 12/31/08		Year ended 12/31/07
	Shares	Amount	Shares	Amount
Shares sold
Initial Class	288,875	$6,892,701	283,911	$7,603,251
Service Class	1,529,033	33,924,835	1,314,137	35,226,799
	1,817,908	$40,817,536	1,598,048	$42,830,050
Shares issued to shareholders in reinvestment of distributions
Initial Class	2,247,908	$56,152,737	193,045	$5,212,212
Service Class	865,623	21,441,492	42,123	1,129,740
	3,113,531	$77,594,229	235,168	$6,341,952
Shares reacquired
Initial Class	(3,972,057)	$(88,256,964)	(3,782,213)	$(101,515,803)
Service Class	(1,305,000)	(26,214,441)	(449,929)	(11,963,692)
	(5,277,057)	$(114,471,405)	(4,232,142)	$(113,479,495)
Net change
Initial Class	(1,435,274)	$(25,211,526)	(3,305,257)	$(88,700,340)
Service Class	1,089,656	29,151,886	906,331	24,392,847
	(345,618)	$3,940,360	(2,398,926)	$(64,307,493)

(6)	Line of Credit

The fund and other funds managed by MFS participate in a $1 billion unsecured committed line of credit provided by a syndication of banks under a credit agreement. In addition, the fund and other funds managed by MFS have established uncommitted borrowing arrangements with certain banks. Borrowings may be made for temporary financing needs. Interest is charged to each fund, based on its borrowings, generally at a rate equal to the Federal Reserve funds rate plus 0.30%. In addition, a commitment fee, based on the average daily, unused portion of the committed line of credit, is allocated among the participating funds at the end of each calendar quarter. For the year ended December 31, 2008, the fund’s commitment fee and interest expense were $2,067 and $0, respectively, and are included in miscellaneous expense on the Statement of Operations.

19

REPORT OF INDEPENDENT REGISTERED PUBLIC ACCOUNTING FIRM

To the Board of Trustees of MFS Variable Insurance Trust II and the Shareholders of

MFS Utilities Portfolio:

We have audited the accompanying statement of assets and liabilities, including the portfolio of investments, of MFS Utilities Portfolio (the “Fund”) (one of the portfolios comprising MFS Variable Insurance Trust II) as of December 31, 2008, and the related statement of operations for the year then ended, the statements of changes in net assets for each of the two years in the period then ended, and the financial highlights for each of the five years in the period then ended. These financial statements and financial highlights are the responsibility of the Fund’s management. Our responsibility is to express an opinion on these financial statements and financial highlights based on our audits.

We conducted our audits in accordance with the standards of the Public Company Accounting Oversight Board (United States). Those standards require that we plan and perform the audit to obtain reasonable assurance about whether the financial statements and financial highlights are free of material misstatement. The Fund is not required to have, nor were we engaged to perform, an audit of its internal control over financial reporting. Our audits included consideration of internal control over financial reporting as a basis for designing audit procedures that are appropriate in the circumstances, but not for the purpose of expressing an opinion on the effectiveness of the Fund’s internal control over financial reporting. Accordingly, we express no such opinion. An audit also includes examining, on a test basis, evidence supporting the amounts and disclosures in the financial statements, assessing the accounting principles used and significant estimates made by management, as well as evaluating the overall financial statement presentation. Our procedures included confirmation of securities owned as of December 31, 2008, by correspondence with the custodian and brokers; where replies were not received from brokers, we performed other auditing procedures. We believe that our audits provide a reasonable basis for our opinion.

In our opinion, the financial statements and financial highlights referrred to above present fairly, in all material respects, the financial position of MFS Utilities Portfolio as of December 31, 2008, the results of its operations for the year then ended, the changes in its net assets for each of the two years in the period then ended, and the financial highlights for each of the five years in the period then ended, in conformity with accounting principles generally accepted in the United States of America.

DELOITTE & TOUCHE LLP

Boston, Massachusetts

February 19, 2009

20

TRUSTEES AND OFFICERS – IDENTIFICATION AND BACKGROUND

The Trustees and officers of the Trust, as of February 1, 2009, are listed below, together with their principal occupations during the past five years. (Their titles may have varied during that period.) The address of each Trustee and officer is 500 Boylston Street, Boston, Massachusetts 02116.

Name, Date of Birth	Position(s) Held with Fund	Trustee/Officer Since (1)	Principal Occupations During the Past Five Years and Other Directorships (2)
INTERESTED TRUSTEE
David D. Horn (3) (born 6/07/41)	Trustee	April 1986	Private investor; Sun Life Assurance Company of Canada, Senior Vice President and General Manager for the United States (until 1997); Director (until March 2004)

INDEPENDENT TRUSTEES
J. Kermit Birchfield (born 1/08/40)	Chairman	May 1997	Consultant; Century Partners, Inc. (investments), Director; Displaytech, Inc. (technology), Director; Dessin Fournir LLC (furniture manufacturer), Director (2005 to present); Intermountain Gas Company, Inc. & Intermountain Industries, Inc. (oil & gas exploration and production), Director; Site Watch LLC (software to monitor oil tanks), Managing Director (2006 to present); Juridica Investments (fund investing in judicial matters), Director (2007 to present); HPSC, Inc. (medical financing), Director (until January 2004)

Robert C. Bishop (born 1/13/43)	Trustee	May 2001	AutoImmune, Inc. (pharmaceutical product development), Chairman, President and Chief Executive Officer; Caliper Life Sciences Corp. (laboratory analytical instruments), Director; Millipore Corporation (purification/filtration products), Director; Waterstreet Capital (leverage buyouts), Advisory Board (August 2006 to present); Optobionics Corporation (ophthalmic devices), Director (2002 to 2007)

Frederick H. Dulles (born 3/12/42)	Trustee	May 2001	Ten State International Law PLLC (law firm), Of Counsel (since 2006); Prudential Carolina Real Estate, (real estate), Broker (since 2006); Free Enterprise Foundation, Inc. (research institute), Director & Secretary (until 2008); Disher, Hamrick & Myers Residential, Inc. (real estate) Broker (2005 until 2006); Frederick H. Dulles law practice (until 2006); Ten State Street LLP (law firm), Member (until 2005)

Marcia A. Kean (born 6/30/48)	Trustee	April 2005	Feinstein Kean Healthcare (consulting), Chief Executive Officer

Ronald G. Steinhart (born 6/15/40)	Trustee	May 2001	Private investor; Penske Automotive Group (automotive retailer), Director; Animal Health International, Inc. (animal health products), Director (since 2007); Texas Industries (concrete/aggregates/cement), Director (since 2007); Penson Worldwide, Inc. (securities clearance), Director (since 2006); Carreker Corporation (technology consulting) Director (until 2005); Prentiss Properties Trust (real estate investment trust), Director (until 2006)

Haviland Wright (born 7/21/48)	Trustee	May 2001	Profitability of Hawaii (software), Chief Development Officer (since December 2008); Elixir Technologies Corporation (software) Director (since 2005); Nano Loa Inc. (liquid crystal displays), Director

TRUSTEE EMERITUS
Samuel Adams (born 10/19/25)	Trustee Emeritus		Retired; K&L Gates LLP (law firm), Of Counsel

OFFICERS
Maria F. Dwyer (4) (born 12/01/58)	President	November 2005	Massachusetts Financial Services Company, Executive Vice President and Chief Regulatory Officer (since March 2004) Chief Compliance Officer (since December 2006); Fidelity Management & Research Company, Vice President (prior to March 2004); Fidelity Group of Funds, President and Treasurer (until March 2004)

Christopher R. Bohane (4) (born 1/18/74)	Assistant Secretary and Assistant Clerk	July 2005	Massachusetts Financial Services Company, Vice President and Senior Counsel

John M. Corcoran (4) (born 4/13/65)	Treasurer	October 2008	Massachusetts Financial Services Company, Senior Vice President (since October 2008); State Street Bank and Trust (financial services provider), Senior Vice President, (until September 2008)

Ethan D. Corey (4) (born 11/21/63)	Assistant Secretary and Assistant Clerk	July 2005	Massachusetts Financial Services Company, Senior Vice President and Associate General Counsel (since 2004); Dechert LLP (law firm), Counsel (prior to December 2004)

David L. DiLorenzo (4) (born 8/10/68)	Assistant Treasurer	July 2005	Massachusetts Financial Services Company, Vice President (since June 2005); JP Morgan Investor Services, Vice President (until June 2005)

Timothy M. Fagan (4) (born 7/10/68)	Assistant Secretary and Assistant Clerk	September 2005	Massachusetts Financial Services Company, Vice President and Senior Counsel (since September 2005); John Hancock Advisers, LLC, Vice President, Senior Attorney and Chief Compliance Officer (until August 2005)

21

Trustees and Officers – continued

Name, Date of Birth	Position(s) Held with Fund	Trustee/Officer Since (1)	Principal Occupations During the Past Five Years and Other Directorships (2)
Mark D. Fischer (4) (born 10/27/70)	Assistant Treasurer	July 2005	Massachusetts Financial Services Company, Vice President (since May 2005); JP Morgan Investment Management Company, Vice President (until May 2005)

Robyn L. Griffin (born 7/04/75)	Assistant Independent Chief Compliance Officer	August 2008	Griffin Compliance LLC (provider of compliance services), Principal (since August 2008); State Street Corporation (financial services provider), Mutual Fund Administration Assistant Vice President (October 2006 – July 2008); Liberty Mutual Group (insurance), Personal Market Assistant Controller (April 2006 – October 2006); Deloitte & Touche LLP (professional services firm), Senior Manager (prior to April 2006)

Brian E. Langenfeld (4) (born 3/07/73)	Assistant Secretary and Assistant Clerk	May 2006	Massachusetts Financial Services Company, Vice President and Senior Counsel (since May 2006); John Hancock Advisers, LLC, Assistant Vice President and Counsel (until April 2006)

Ellen Moynihan (4) (born 11/13/57)	Assistant Treasurer	May 1997	Massachusetts Financial Services Company, Senior Vice President

Susan S. Newton (4) (born 3/07/50)	Assistant Secretary and Assistant Clerk	May 2005	Massachusetts Financial Services Company, Senior Vice President and Associate General Counsel (since April 2005); John Hancock Advisers, LLC, Senior Vice President, Secretary and Chief Legal Officer (until April 2005)

Susan A. Pereira (4) (born 11/05/70)	Assistant Secretary and Assistant Clerk	July 2005	Massachusetts Financial Services Company, Vice President and Senior Counsel (since June 2004); Bingham McCutchen LLP (law firm), Associate (until June 2004)

Mark N. Polebaum (4) (born 5/01/52)	Secretary and Clerk	February 2006	Massachusetts Financial Services Company, Executive Vice President, General Counsel and Secretary (since January 2006); Wilmer Cutler Pickering Hale and Dorr LLP (law firm), Partner (until January 2006)

Frank L. Tarantino (born 3/07/44)	Independent Chief Compliance Officer	September 2004	Tarantino LLC (provider of compliance services), Principal (since June 2004); CRA Business Strategies Group (consulting services), Executive Vice President (until June 2004)

Richard S. Weitzel (4) (born 7/16/70)	Assistant Secretary and Assistant Clerk	October 2007	Massachusetts Financial Services Company, Vice President and Assistant General Counsel (since 2004); Massachusetts Department of Business and Technology, General Counsel (until April 2004)

James O. Yost (4) (born 6/12/60)	Assistant Treasurer	April 1992	Massachusetts Financial Services Company, Senior Vice President

(1)	Date first appointed to serve as Trustee/Officer of an MFS fund or a Compass variable account. Each Trustee has served continuously since appointment.

(2)	Directorships or trusteeships of companies required to report to the Securities and Exchange Commission (i.e., “public companies”).

(3)	“Interested person” of the Trust, within the meaning of the Investment Company Act of 1940 (referred to as the 1940 Act), which is the principal federal law governing investment companies like the Trust, as a result of position with Sun Life of Canada (U.S.). The address of Sun Life of Canada (U.S.) is One Sun Life Executive Park, Wellesley Hills, Massachusetts 02481.

(4)	“Interested person” of MFS within the meaning of the 1940 Act. The address of MFS is 500 Boylston Street, Boston, Massachusetts 02116.

The Trust does not hold annual meetings for the purpose of electing Trustees, and Trustees are not elected for fixed terms. Each Trustee and officer holds office until his or her successor is chosen and qualified, or until his or her earlier death, resignation, retirement or removal.

All Trustees currently serve as Trustees of the Trust and have served in that capacity since originally elected or appointed. All of the Trustees are also Managers of the Compass Variable Accounts. The executive officers of the Trust hold similar offices for the Compass Variable Accounts and other funds in the MFS fund complex. As of January 1, 2009, each Trustee serves as a Trustee or Manager of 35 Accounts/Funds.

The Statement of Additional Information contains further information about the Trustees and is available without charge upon request by calling 1-800-752-7215.

Investment Adviser Massachusetts Financial Services Company 500 Boylston Street, Boston, MA 02116-3741	Custodian State Street Bank and Trust 1 Lincoln Street, Boston, MA 02111-2900
Distributor MFS Fund Distributors, Inc. 500 Boylston Street, Boston, MA 02116-3741	Independent Registered Public Accounting Firm Deloitte & Touche LLP 200 Berkeley Street, Boston, MA 02116
Portfolio Managers Robert Persons Maura Shaughnessy

22

BOARD REVIEW OF INVESTMENT ADVISORY AGREEMENT

The Investment Company Act of 1940 requires that both the full Board of Trustees and a majority of the non-interested (“independent”) Trustees, voting separately, annually approve the continuation of the investment advisory agreement between MFS Variable Insurance Trust II (the “Trust”) and Massachusetts Financial Services Company (“MFS”) on behalf of the Fund. The Trustees consider matters bearing on the Fund and the advisory arrangements at their meetings throughout the year, including a review of performance data at each regular meeting. In addition, the independent Trustees met in May and again in July 2008 (“contract review meetings”) for the specific purpose of considering whether to approve the continuation of the investment advisory agreement for the Fund. The independent Trustees were assisted in their evaluation of the investment advisory agreement by independent legal counsel, from whom they received separate legal advice and with whom they met separately from MFS management during various contract review meetings. The independent Trustees were also assisted in this process by the Fund’s Independent Chief Compliance Officer, a full-time senior officer appointed by and reporting to the independent Trustees.

In connection with their deliberations, the Trustees, including the independent Trustees, considered such information and factors as they believed, in light of the legal advice furnished to them and their own business judgment, to be relevant. The investment advisory agreement was considered separately for the Fund, although the Trustees also took into account the common interests of all Funds in the Trust in their review. As described below, the Trustees considered the nature, quality, and extent of the various investment advisory, administrative, and shareholder services performed by MFS under the existing investment advisory agreement and other arrangements with the Trust.

In connection with their contract review meetings, the Trustees received and relied upon materials which included, among other items: (i) information provided by Lipper Inc. on the investment performance of the Fund for various time periods ended December 31, 2007, compared to the investment performance of a group of funds with substantially similar investment classifications/objectives (the “Lipper performance universe”), (ii) information provided by Lipper Inc. on the Fund’s advisory fees and other expenses compared to the advisory fees and other expenses of comparable funds identified by Lipper (the “Lipper expense group”), (iii) information provided by MFS on the advisory fees of comparable portfolios of its other clients, including institutional separate account and other clients, (iv) information as to whether expense waivers, reimbursements or fee “breakpoints” are observed for the Fund, (v) information regarding MFS’ financial results and financial condition, including MFS’ and certain of its affiliates’ estimated profitability from services performed for the Fund, (vi) MFS’ views regarding the outlook for the mutual fund industry and its strategic business plans, (vii) descriptions of various functions performed by MFS for the Trust, such as compliance monitoring and portfolio trading practices, and (viii) information regarding the overall organization of MFS, including information about MFS’ senior management and other personnel providing investment advisory, administrative and other services to the Fund. The comparative performance, fee and expense information prepared and provided by Lipper Inc. was not independently verified, and the independent Trustees did not independently verify any information provided to them by MFS.

The Trustees’ conclusion as to the continuation of the investment advisory agreement was based on comprehensive consideration of all information provided to the Trustees and not the result of any single factor. Some of the factors that figured particularly in the Trustees’ deliberations are described below for the Fund, while individual Trustees may have given different weight to various factors and evaluated the information presented as a whole differently than another Trustee. The Trustees recognized that the fee arrangements for the Fund reflect years of review and discussion between the independent Trustees and MFS, that certain aspects of such arrangements may receive greater scrutiny in some years than others, and that the Trustees’ conclusions may be based, in part, on their consideration of these same arrangements during the course of the year and in prior years.

Based on information provided by Lipper Inc., the Trustees compared the Fund’s total return investment performance to the performance of a peer group of funds over various time periods. The Trustees placed particular emphasis on the total return performance of the Fund’s Initial Class shares in comparison to the performance of funds in its Lipper performance universe over the one-, three- and five-year periods. The Trustees did not rely on performance results for more recent periods, including those shown elsewhere in this report.

The Trustees noted the performance of the Fund’s Initial Class shares was in the 1st quintile relative to the other funds in the Lipper Classification Index for the one-year period (the 1st quintile being the best performers and the 5th quintile being the worst performers). The total return performance of the Fund was also in the 1st quintile for the three-year period and the five-year period ended December 31, 2007, relative to the Lipper performance universe. Based on the nature and quality of services provided by MFS, the Board of Trustees concluded that the Fund’s performance was satisfactory.

In the course of their deliberations, the Trustees took into account information provided by MFS during contract review meetings, as well as during investment review meetings conducted with portfolio management personnel during the course of the year.

23

Board Review of Investment Advisory Agreement – continued

In assessing the reasonableness of the Fund’s advisory fee, the Trustees considered, among other information, the Fund’s advisory fee and the total expense ratio of the Fund’s Initial Class shares as a percentage of average daily net assets, compared to the advisory fee and total expense ratios of its peer group of funds based on information provided by Lipper Inc. The Trustees also considered the advisory fees charged by MFS to institutional accounts. In comparing these fees, the Trustees considered the generally broader scope of services provided by MFS to the Trust than those provided to institutional accounts. The Trustees also considered the higher demands placed on MFS’ investment personnel and trading infrastructure as a result of the daily cash in-flows and out-flows of the Fund, and the impact on MFS and related expenses due to the more extensive regulatory regime to which the Fund is subject, compared to institutional accounts.

In considering the fees, the Trustees noted from the Lipper data that the Fund’s effective advisory fee rate was above the median and total expense ratio was approximately at the median of such fees and expenses of funds in the Lipper expense group. The Trustees further concluded that the existing breakpoint was sufficient to allow the Fund to benefit from economies of scale as its assets grow. The Trustees concluded that the fees were reasonable in light of the nature and quality of services provided.

The Trustees also considered information prepared by MFS relating to its costs and profits with respect to the Fund and other investment companies and accounts advised by MFS, as well as MFS’ methodologies used to determine and allocate its costs to the Fund and other accounts and products for purposes of estimating profitability.

After reviewing these and other factors described below, the Trustees concluded that the advisory fees charged to the Fund represent reasonable compensation in light of the nature and quality of the services being provided by MFS.

In addition, the Trustees considered MFS’ resources and related efforts to continue to retain, attract and motivate capable personnel to serve the Fund. The Trustees also considered the financial resources of MFS and its parent, Sun Life Financial Inc. The Trustees further considered any advantages and possible disadvantages of having an adviser which also serves other investment companies as well as institutional accounts.

The Trustees also considered the nature, quality, cost, and extent of administrative, transfer agency, and distribution services provided to the Fund by MFS and its affiliates under agreements and plans other than the investment advisory agreement, including the 12b-1 fees the Fund pays to MFS Fund Distributors, Inc., an affiliate of MFS. The Trustees also considered the nature, extent and quality of certain other services MFS performs or arranges on the Fund’s behalf, which may include securities lending programs, directed expense payment programs, class action recovery programs, and MFS’ interaction with third-party service providers, principally custodians and sub-custodians. The Trustees concluded that the various non-advisory services provided by MFS and its affiliates on behalf of the Fund were satisfactory. The Trustees also considered the benefits to MFS from the use of the Fund’s portfolio brokerage commissions to pay for research and other similar services and various other factors. Additionally, the Trustees considered so-called “fall-out benefits” to MFS such as reputational value derived from serving as investment manager to the Trust, and determined that any such benefits derived by MFS were reasonable and fair.

Based on their evaluation of factors that they deemed to be material, including those factors described above, the Board of Trustees, including a majority of the independent Trustees, concluded that the investment advisory agreement should be continued for an additional one-year period, commencing September 1, 2008.

A discussion regarding the Board’s most recent review and renewal of the fund’s Investment Advisory Agreement with MFS is available by clicking on the fund’s name under “Variable Insurance Portfolios-VIT II” in the “Products & Performance” section on the MFS Web site (mfs.com).

24

PROXY VOTING POLICIES AND INFORMATION

A general description of the MFS funds’ proxy voting policies and procedures is available without charge, upon request, by calling
1-800-225-2606, by visiting the Proxy Voting section of mfs.com or by visiting the SEC’s Web site at http://www.sec.gov.

Information regarding how the fund voted proxies relating to portfolio securities during the most recent twelve-month period ended June 30 is available without charge by visiting the Proxy Voting section of mfs.com or by visiting the SEC’s Web site at http://www.sec.gov.

QUARTERLY PORTFOLIO DISCLOSURE

The fund will file a complete schedule of portfolio holdings with the Securities and Exchange Commission (the Commission) for the first and third quarters of each fiscal year on Form N-Q. The fund’s Form N-Q may be reviewed and copied at the:

Public Reference Room

Securities and Exchange Commission

100 F Street, NE, Room 1580

Washington, D.C. 20549

Information on the operation of the Public Reference Room may be obtained by calling the Commission at 1-800-SEC-0330. The fund’s Form N-Q is available on the EDGAR database on the Commission’s Internet Web site at http://www.sec.gov, and copies of this information may be obtained, upon payment of a duplicating fee, by electronic request at the following e-mail address: publicinfo@sec.gov or by writing the Public Reference Section at the above address.

FEDERAL TAX INFORMATION (unaudited)

The following information is provided pursuant to provisions of the Internal Revenue Code.

The fund designates $70,210,257 as capital gain dividends paid during the fiscal year.

For corporate shareholders, 79.34% of the ordinary income dividends paid during the fiscal year qualify for the corporate dividends received deduction.

25

MFS® PRIVACY NOTICE

Privacy is a concern for every investor today. At MFS Investment Management® and the MFS funds, we take this concern very seriously. We want you to understand our policies about the investment products and services that we offer, and how we protect the nonpublic personal information of investors who have a direct relationship with us and our wholly owned subsidiaries.

Throughout our business relationship, you provide us with personal information. We maintain information and records about you, your investments, and the services you use. Examples of the nonpublic personal information we maintain include

•	data from investment applications and other forms
•	share balances and transactional history with us, our affiliates, or others
•	facts from a consumer reporting agency

We do not disclose any nonpublic personal information about our customers or former customers to anyone, except as permitted by law. We may share nonpublic personal information with third parties or certain of our affiliates in connection with servicing your account or processing your transactions. We may share information with companies or financial institutions that perform marketing services on our behalf or with other financial institutions with which we have joint marketing arrangements, subject to any legal requirements.

Authorization to access your nonpublic personal information is limited to appropriate personnel who provide products, services, or information to you. We maintain physical, electronic, and procedural safeguards to help protect the personal information we collect about you.

If you have any questions about the MFS privacy policy, please call 1-800-225-2606 any business day between 8 a.m. and 8 p.m. Eastern time.

Note: If you own MFS products or receive MFS services in the name of a third party such as a bank or broker-dealer, their privacy policy may apply to you instead of ours.

26

MFS® Strategic Income Portfolio

MFS® Variable Insurance Trust II
Annual report

12/31/08
SIS-ANN

MFS® STRATEGIC INCOME PORTFOLIO

The report is prepared for the general information of contract owners. It is authorized for distribution to prospective investors only when preceded or accompanied by a current prospectus.

NOT FDIC INSURED • MAY LOSE VALUE • NO BANK GUARANTEE • NOT A DEPOSIT • NOT INSURED BY ANY FEDERAL GOVERNMENT AGENCY OR NCUA/NCUSIF

LETTER FROM THE CEO

Dear Contract Owners:

The market downturns and economic setbacks of late probably rank among the worst financial declines most of us have experienced. Inevitably, people may be questioning their commitment to investing. Still, it is important to remember that downturns are an inescapable part of the business cycle. Such troughs have been seen before, and if we can use history as a guide, market recoveries typically have followed.

Recent events have clearly shown us the value of certain types of investments. In this environment, two of the hallmarks of mutual funds — transparency and liquidity — have become critically important. Unlike some other types of investments, the operations of mutual funds are relatively transparent to their shareholders. With their daily redemption feature, mutual funds also generally provide easy, convenient access to one’s money. Through these recent market upheavals, this level of liquidity enhanced the ability of mutual fund investors to respond and modify their investments as they and their advisors saw fit — a flexibility that those in less liquid investments simply did not have at their disposal.

At MFS® we take particular pride in how well mutual funds can serve investors because we invented the mutual fund in the United States. Established in 1924, Massachusetts Investors Trust was the nation’s first fund. Recent market events only reinforce what we have learned through 85 years — that mutual funds provide unique features that are important to investors in any type of market climate.

Respectfully,

Robert J. Manning

Chief Executive Officer and Chief Investment Officer

MFS Investment Management®

February 17, 2009

The opinions expressed in this letter are subject to change, may not be relied upon for investment advice, and no forecasts can be guaranteed.

Before investing, consider the fund’s investment objectives, risks, charges, and expenses. For a prospectus containing this and other information, contact your investment professional or view online. Read it carefully.

MFS Fund Distributors, Inc., 500 Boylston Street, Boston, MA 02116

PORTFOLIO COMPOSITION

Portfolio structure (i)

Fixed income sectors (i)
Non-U.S. Government Bonds	29.8%
High Yield Corporates	26.8%
High Grade Corporates	24.5%
Emerging Markets Bonds	5.6%
Commercial Mortgage-Backed Securities	4.6%
U.S. Government Agencies	4.0%
Mortgage-Backed Securities	2.8%
Floating Rate Loans	2.4%
Asset-Backed Securities	0.8%
Collateralized Debt Obligations	0.2%
U.S. Treasury Securities (o)	0.0%

Credit quality of bonds (r)
AAA	23.6%
AA	10.0%
A	10.8%
BBB	19.8%
BB	13.2%
B	16.6%
CCC	5.0%
CC	0.1%
C (o)	0.0%
D	0.1%
Not Rated	0.8%

Portfolio facts
Average Duration (d)(i)	5.1
Average Life (i)(m)	7.4 yrs.
Average Maturity (i)(m)	10.3 yrs.
Average Credit Quality of Rated Securities (long-term) (a)	BBB+
Average Credit Quality of Rated Securities (short-term) (a)	A-1

Country weightings (i)
United States	54.2%
Germany	10.8%
Japan	9.2%
France	4.5%
United Kingdom	3.9%
Spain	3.0%
Canada	2.2%
Austria	1.9%
Sweden	1.3%
Other Countries	9.0%

(a)	The average credit quality of rated securities is based upon a market weighted average of portfolio holdings that are rated by public rating agencies.
(d)	Duration is a measure of how much a bond’s price is likely to fluctuate with general changes in interest rates, e.g., if rates rise 1.00%, a bond with a 5-year duration is likely to lose about 5.00% of its value.
(i)	For purposes of this presentation, the bond component includes accrued interest amounts and may be positively or negatively impacted by the equivalent exposure from any derivative holdings, if applicable.
(m)	The average maturity shown is calculated using the final stated maturity on the portfolio’s holdings without taking into account any holdings which have been pre-refunded or pre-paid to an earlier date or which have a mandatory put date prior to the stated maturity. The average life shown takes into account these earlier dates.
(o)	Less than 0.1%.
(r)	Each security is assigned a rating from Moody’s Investors Service. If not rated by Moody’s, the rating will be that assigned by Standard & Poor’s. Likewise, if not assigned a rating by Standard & Poor’s, it will be based on the rating assigned by Fitch, Inc. For those portfolios that hold a security which is not rated by any of the three agencies, the security is considered Not Rated. Holdings in U.S. Treasuries and government agency mortgage-backed securities, if any, are included in the “AAA”-rating category. Percentages are based on the total market value of investments as of 12/31/08.

From time to time “Cash & Other Net Assets” may be negative due to the timing of cash receipts and/or the equivalent exposure from any derivative holdings.

Percentages are based on net assets as of 12/31/08, unless otherwise noted.

The portfolio is actively managed and current holdings may be different.

MANAGEMENT REVIEW

Summary of Results

For the twelve months ended December 31, 2008, Initial Class shares of the MFS Strategic Income Portfolio (the “fund”) provided a total return of –12.94%, while Service Class shares of the fund provided a total return of –13.21%. These compare with a return of –26.16% for the fund’s benchmark, the Barclays Capital U.S. High-Yield Corporate Bond Index. Over the same period, the fund’s other benchmarks, the Barclays Capital U.S. Aggregate Bond Index, Barclays Capital U.S. Credit Bond Index, Barclays Capital U.S. Government/Mortgage Bond Index, Citigroup World Government Bond Non-Dollar Hedged Index, the Citigroup World Government Bond Non-Dollar Index, and JPMorgan Emerging Markets Bond Index Global generated returns of 5.24%, –3.08%, 10.17%, 8.01%, 10.11%, and –10.91%, respectively.

Market Environment

The U.S. economy and financial markets experienced significant deterioration and extraordinary volatility over the reporting period. U.S. economic growth slowed significantly, despite the short-term bounce from the second quarter fiscal stimulus. Strong domestic headwinds included accelerated deterioration in the housing market, anemic corporate investment, a rapidly declining job market, and a much tighter credit environment. During the period, a seemingly continuous series of tumultuous financial events hammered markets, including: the distressed sale of failing Bear Stearns to JPMorgan, the conservatorship of Government Sponsored Enterprises (GSEs) Fannie Mae and Freddie Mac, the bankruptcy of investment bank Lehman Brothers, the Federal Reserve Bank’s complex intervention of insurance company American International Group (AIG), the nationalization of several large European banks, the failure of Washington Mutual, and the distressed sale of Wachovia. As a result of this barrage of turbulent news, global equity markets pushed significantly lower and credit markets witnessed the worst dislocation since the beginning of the credit crisis. Though conditions improved towards the end of the period, the state of financial and macroeconomic dislocation remained severe.

While reasonably resilient during the first half of the period, the global economy and financial system increasingly experienced considerable negative spillovers from the U.S. slowdown. Not only did Europe and Japan show obvious signs of economic softening, the more powerful engine of global growth – emerging markets – also displayed weakening dynamics.

During the reporting period, the U.S. Federal Reserve Board cut interest rates aggressively and introduced a multitude of new lending facilities to alleviate ever-tightening credit markets, while the U.S. federal government moved quickly to design and implement a meaningful fiscal stimulus package. Although several other global central banks also cut rates, the dilemma of rising energy and food prices heightened concerns among central bankers that inflationary expectations might become unhinged despite weaker growth. Only later in the reporting period did slowing global growth result in a very precipitous decline in commodity prices, which significantly eased inflation and inflationary expectations. As inflationary concerns diminished in the face of global deleveraging, and equity and credit markets deteriorated more sharply, a coordinated rate cut marked the beginning of much more aggressive easing by the major global central banks.

Contributors to Performance

During the reporting period, the fund’s return from yield, which was greater than that of the benchmarks, was a key contributor to performance. The fund’s holdings of U.S. Treasury securities and some sovereign government bonds, particularly those of Japan, were another benefit to relative results.

Detractors from Performance

The fund’s greater exposure to the financial and banking sectors held back performance as holdings within these sectors suffered amid the global credit crisis. Some of the fund’s high yield holdings in the media and gaming sectors were also adversely affected by weakening economic conditions.

Our overall credit exposure was a relative detractor as there has been a flight to the highest quality securities such as treasury bonds.

A shorter duration (d) stance was another negative factor in the fund’s relative performance.

Respectfully,

John Addeo	James Calmas	Robert Persons	Matthew Ryan	Erik Weisman
Portfolio Manager	Portfolio Manager	Portfolio Manager	Portfolio Manager	Portfolio Manager

Management Review – continued

(d)	Duration is a measure of how much a bond’s price is likely to fluctuate with general changes in interest rates, e.g., if rates rise 1.00%, a bond with a 5-year duration is likely to lose about 5.00% of its value.

The views expressed in this report are those of the portfolio managers only through the end of the period of the report as stated on the cover and do not necessarily reflect the views of MFS or any other person in the MFS organization. These views are subject to change at any time based on market or other conditions, and MFS disclaims any responsibility to update such views. These views may not be relied upon as investment advice or an indication of trading intent on behalf of any MFS portfolio. References to specific securities are not recommendations of such securities, and may not be representative of any MFS portfolio’s current or future investments.

PERFORMANCE SUMMARY THROUGH 12/31/08

The following chart illustrates the historical performance of the fund in comparison to its benchmark(s). Benchmark comparisons are unmanaged; do not reflect any fees or expenses; and cannot be invested in directly. The performance of other share classes will be greater than or less than that of the class depicted below. (See Notes to Performance Summary.)

Performance data shown represents past performance and is no guarantee of future results. Investment return and principal value fluctuate so your units, when sold, may be worth more or less than the original cost; current performance may be lower or higher than quoted. The performance shown does not reflect the deduction of taxes, if any, that a contract holder would pay on fund distributions or the redemption of contract units. The returns for the fund shown also do not reflect the deduction of expenses associated with variable products, such as mortality and expense risk charges, separate account charges, and sales charges imposed by the insurance company separate accounts. Such expenses would reduce the overall returns shown.

Growth of a hypothetical $10,000 investment

Total rates of return through 12/31/08

Average Annual Total Returns

Share class	Class inception date	1-yr	5-yr	10-yr
Initial Class	5/06/98	(12.94)%	1.14%	3.63%
Service Class	8/24/01	(13.21)%	0.88%	3.43%

Comparative Benchmarks

Barclays Capital U.S. High-Yield Corporate Bond Index (f)	(26.16)%	(0.80)%	2.18%
Barclays Capital U.S. Aggregate Bond Index (f)(x)	5.24%	4.65%	5.63%
Barclays Capital U.S. Credit Bond Index (f)(x)	(3.08)%	2.65%	4.86%
Barclays Capital U.S. Government/Mortgage Bond Index (f)(x)	10.17%	5.75%	6.05%
Citigroup World Government Bond Non-Dollar Hedged Index (f)	8.01%	5.36%	5.40%
Citigroup World Government Bond Non-Dollar Index (f)(x)	10.11%	5.97%	5.59%
JPMorgan Emerging Markets Bond Index Global (f)	(10.91)%	5.18%	10.17%

Performance Summary – continued

(f)	Source: FactSet Research Systems Inc.

(x)	Effective December 18, 2008, the fund changed certain other benchmarks replacing the Barclays Capital U.S. Aggregate Bond Index with the Barclays Capital U.S. Credit Bond Index and Barclays Capital U.S. Government/Mortgage Bond Index, and also added the Citigroup World Government Bond Non-Dollar Index. It is believed that these other benchmark changes more closely correspond to the investment strategy of the fund.

Benchmark Definitions

Barclays Capital U.S. Aggregate Bond Index (formerly known as Lehman Brothers U.S. Aggregate Bond Index) – a market capitalization-weighted index that measures the performance of the U.S. investment-grade, fixed rate bond market, with index components for government and corporate securities, mortgage pass-through securities, and asset-backed securities with at least one year to final maturity.

Barclays Capital U.S. Credit Bond Index (formerly known as Lehman Brothers U.S. Credit Bond Index) – a market capitalization-weighted index that measures the performance of publicly issued, SEC-registered, U.S. corporate and specified foreign debentures and secured notes that meet specified maturity, liquidity, and quality requirements.

Barclays Capital U.S. Government/Mortgage Bond Index (formerly known as Lehman Brothers U.S. Government/Mortgage Bond Index) – measures debt issued by the U.S. Government, and its agencies, as well as mortgage-backed pass-through securities of Ginnie Mae (GNMA), Fannie Mae (FNMA), and Freddie Mac (FHLMC).

Barclays Capital U.S. High-Yield Corporate Bond Index (formerly known as Lehman Brothers U.S. High-Yield Corporate Bond Index) – a market capitalization-weighted index that measures the performance of non-investment grade, fixed rate debt. Eurobonds and debt issues from countries designated as emerging markets (e.g., Argentina, Brazil, Venezuela, etc.) are excluded.

Citigroup World Government Bond Non-Dollar Hedged Index – a market capitalization-weighted index that is designed to represent the currency-hedged performance of the international developed government bond markets, excluding the United States.

Citigroup World Government Bond Non-Dollar Index – a market capitalization-weighted index that is designed to represent the performance of the international developed government bond markets, excluding the United States.

JPMorgan Emerging Markets Bond Index Global – measures the performance of U.S.-dollar-denominated debt instruments issued by emerging market sovereign and quasi-sovereign entities: Brady bonds, loans, Eurobonds.

It is not possible to invest directly in an index.

Notes to Performance Summary

Performance for the Service Class includes the performance of the fund’s Initial Class for periods prior to their offering. Because Service Class expenses are higher than those of Initial Class, performance shown for Service Class is higher than it would have been had it been offered for the entire period. Performance has not been adjusted to take into account differences in class specific operating expenses (such as Rule 12b-1 fees). Please see the prospectus for additional information about performance and expenses.

Performance results reflect any applicable expense subsidies and waivers in effect during the periods shown. Without such subsidies and waivers the fund’s performance results would be less favorable. Please see the prospectus for complete details. All results are historical and assume the reinvestment of any dividends and capital gains distributions.

From time to time the fund may receive proceeds from litigation settlements, without which performance would be lower.

EXPENSE TABLE

Fund Expenses Borne by the Contract Holders During the Period,

July 1, 2008 through December 31, 2008

As a contract holder of the fund, you incur ongoing costs, including management fees; distribution (12b-1) fees; and other fund expenses. This example is intended to help you understand your ongoing costs (in dollars) of investing in the fund and to compare these costs with the ongoing costs of investing in other mutual funds.

The example is based on an investment of $1,000 invested at the beginning of the period and held for the entire period July 1, 2008 through December 31, 2008.

Actual Expenses

The first line for each share class in the following table provides information about actual account values and actual expenses. You may use the information in this line, together with the amount you invested, to estimate the expenses that you paid over the period. Simply divide your account value by $1,000 (for example, an $8,600 account value divided by $1,000 = 8.6), then multiply the result by the number in the first line under the heading entitled “Expenses Paid During Period” to estimate the expenses you paid on your account during this period.

Hypothetical Example for Comparison Purposes

The second line for each share class in the following table provides information about hypothetical account values and hypothetical expenses based on the fund’s actual expense ratio and an assumed rate of return of 5% per year before expenses, which is not the fund’s actual return. The hypothetical account values and expenses may not be used to estimate the actual ending account balance or expenses you paid for the period. You may use this information to compare the ongoing costs of investing in the fund and other funds. To do so, compare this 5% hypothetical example with the 5% hypothetical examples that appear in the shareholder reports of the other funds.

Please note that the expenses shown in the table are meant to highlight the fund’s ongoing costs only and do not take into account the fees and expenses imposed under the variable contracts through which your investment in the fund is made. Therefore, the second line for each share class in the table is useful in comparing ongoing costs associated with an investment in vehicles (such as the fund) which fund benefits under variable annuity and variable life insurance contracts and to qualified pension and retirement plans only, and will not help you determine the relative total costs of investing in the fund through variable annuity and variable life insurance contracts. If the fees and expenses imposed under the variable contracts were included, your costs would have been higher.

Share Class		Annualized Expense Ratio	Beginning Account Value 7/01/08	Ending Account Value 12/31/08	Expenses Paid During Period (p) 7/01/08-12/31/08
Initial Class	Actual	0.90%	$1,000.00	$875.39	$4.24
	Hypothetical (h)	0.90%	$1,000.00	$1,020.61	$4.57
Service Class	Actual	1.15%	$1,000.00	$873.68	$5.42
	Hypothetical (h)	1.15%	$1,000.00	$1,019.36	$5.84

(h)	5% class return per year before expenses.

(p)	Expenses paid is equal to each class’ annualized expense ratio, as shown above, multiplied by the average account value over the period, multiplied by the number of days in the period, divided by the number of days in the year.

PORTFOLIO OF INVESTMENTS – 12/31/08

The Portfolio of Investments is a complete list of all securities owned by your fund. It is categorized by broad-based asset classes.

Issuer	Shares/Par	Value ($)

BONDS – 94.8%
Aerospace – 0.3%
Hawker Beechcraft Acquisition Co. LLC, 9.75%, 2017	$ 10,000	$2,700
Vought Aircraft Industries, Inc., 8%, 2011	160,000	108,000

		$110,700

Agency – Other – 0.3%
Citigroup, Inc., 2.875%, 2011	$ 140,000	$144,364

Airlines – 0.2%
Continental Airlines, Inc., 7.339%, 2014	$ 126,000	$83,160

Asset Backed & Securitized – 5.6%
Anthracite Ltd., CDO, 6%, 2037 (z)	$ 200,000	$40,000
ARCap REIT, Inc., CDO, “H”, 6.1%, 2045 (n)	200,000	14,000
Bayview Financial Revolving Mortgage Loan Trust, FRN, 1.271%, 2040 (z)	250,000	155,000
Brazilian Merchant Voucher Receivables Ltd., 5.911%, 2011 (z)	179,307	170,342
Chase Commercial Mortgage Securities Corp., 6.6%, 2029 (z)	128,924	123,880
Countrywide Asset-Backed Certificates, FRN, 4.575%, 2035	4,742	4,587
Crest Ltd., CDO, 7%, 2040	270,000	45,900
Deutsche Mortgage & Asset Receiving Corp., FRN, 7.5%, 2031	250,000	246,476
DLJ Commercial Mortgage Corp., 6.04%, 2031 (z)	265,000	227,905
Falcon Franchise Loan LLC, 6.5%, 2014 (z)	250,000	132,500
Falcon Franchise Loan LLC, FRN, 2.96%, 2023 (i)(n)	577,707	31,658
Falcon Franchise Loan LLC, FRN, 3.727%, 2025 (i)(z)	643,348	47,736
First Union-Lehman Brothers Bank of America, FRN, 0.418%, 2028 (i)	2,725,825	32,967
First Union-Lehman Brothers Commercial Mortgage Trust, 7%, 2029 (n)	104,666	101,356
GMAC Commercial Mortgage Securities, Inc., FRN, 6.02%, 2033 (z)	350,000	262,300
Morgan Stanley Capital I, Inc., FRN, 1.44%, 2039 (i)(n)	2,662,489	47,579
Prudential Securities Secured Financing Corp., FRN, 7.245%, 2013 (z)	411,000	163,876
Salomon Brothers Mortgage Securities, Inc., FRN, 7.058%, 2032 (z)	530,129	512,634

		$2,360,696

Automotive – 1.4%
Accuride Corp., 8.5%, 2015	$ 35,000	$11,463
Allison Transmission, Inc., 11%, 2015 (n)	155,000	75,950
FCE Bank PLC, 7.125%, 2012	EUR 150,000	139,700
Ford Motor Credit Co. LLC, 9.75%, 2010	100,000	79,999
Ford Motor Credit Co. LLC, 12%, 2015	200,000	149,352
Ford Motor Credit Co. LLC, 8%, 2016	100,000	65,137

Issuer	Shares/Par	Value ($)

BONDS – continued
Automotive – continued
General Motors Corp., 8.375%, 2033	$37,000	$6,475
Johnson Controls, Inc., 5.25%, 2011	60,000	55,132

		$583,208

Broadcasting – 1.8%
Allbritton Communications Co., 7.75%, 2012	$116,000	$56,985
CanWest MediaWorks LP, 9.25%, 2015 (n)	85,000	32,300
Clear Channel Communications, 10.75%, 2016 (n)	30,000	6,150
DirectTV Holdings LLC, 7.625%, 2016	110,000	106,700
Lamar Media Corp., 6.625%, 2015	115,000	83,088
Lamar Media Corp., “C”, 6.625%, 2015	70,000	50,575
LBI Media, Inc., 8.5%, 2017 (z)	75,000	26,250
LIN TV Corp., 6.5%, 2013	165,000	78,788
Local TV Finance LLC, 9.25%, 2015 (p)(z)	120,000	26,400
Newport Television LLC, 13%, 2017 (n)(p)	110,000	8,388
News America, Inc., 6.4%, 2035	220,000	203,337
Nexstar Broadcasting Group, Inc., 7%, 2014	120,000	51,750
Univision Communications, Inc., 9.75%, 2015 (n)(p)	175,000	21,875

		$752,586

Brokerage & Asset Managers – 0.3%
Lehman Brothers Holdings, Inc., 6.5%, 2017 (d)	$180,000	$18
Merrill Lynch & Co., Inc., 6.4%, 2017	90,000	90,168
Nuveen Investments, Inc., 10.5%, 2015 (n)	195,000	43,144

		$133,330

Building – 1.6%
Associated Materials, Inc., 0% to 2009, 11.25% to 2014	$50,000	$27,750
Building Materials Corp. of America, 7.75%, 2014	70,000	44,100
CRH PLC, 8.125%, 2018	320,000	231,040
Lafarge S.A., 6.15%, 2011	330,000	287,325
Nortek Holdings, Inc., 8.5%, 2014	40,000	9,200
Nortek, Inc., 10%, 2013	50,000	34,000
Ply Gem Industries, Inc., 9%, 2012	80,000	19,200
Ply Gem Industries, Inc., 11.75%, 2013	40,000	21,600

		$674,215

Business Services – 0.3%
First Data Corp., 9.875%, 2015	$115,000	$69,575
SunGard Data Systems, Inc., 10.25%, 2015	106,000	69,960

		$139,535

Cable TV – 1.5%
CCH II Holdings LLC, 10.25%, 2010	$100,000	$46,000
CCO Holdings LLC, 8.75%, 2013	255,000	160,650
CSC Holdings, Inc., 6.75%, 2012	80,000	73,200
Mediacom LLC, 9.5%, 2013	40,000	30,200
NTL Cable PLC, 9.125%, 2016	100,000	74,000
TCI Communications, Inc., 9.8%, 2012	245,000	258,280

		$642,330

Portfolio of Investments – continued

Issuer	Shares/Par	Value ($)

BONDS – continued
Chemicals – 1.5%
Innophos Holdings, Inc., 8.875%, 2014	$100,000	$70,000
Momentive Performance Materials, Inc., 11.5%, 2016	120,000	35,400
Nalco Co., 7.75%, 2011	115,000	110,400
Nalco Co., 8.875%, 2013	75,000	63,375
Nalco Finance Holdings, Inc., 0% to 2009, 9% to 2014	115,000	82,800
Yara International A.S.A., 5.25%, 2014 (n)	310,000	278,543

		$640,518

Conglomerates – 0.5%
American Standard Cos., Inc., 7.625%, 2010	$225,000	$224,998

Construction – 0.5%
Lennar Corp., 5.125%, 2010	$270,000	$218,700

Consumer Goods & Services – 2.6%
Fortune Brands, Inc., 5.125%, 2011	$244,000	$234,363
Jarden Corp., 7.5%, 2017	65,000	44,363
KAR Holdings, Inc., 10%, 2015	60,000	19,800
Procter & Gamble Co., 4.6%, 2014	160,000	167,664
Service Corp. International, 7%, 2017	135,000	101,250
Service Corp. International, 7.625%, 2018	107,000	79,180
Ticketmaster, 10.75%, 2016 (n)	40,000	21,600
Western Union Co., 5.4%, 2011	440,000	422,919

		$1,091,139

Containers – 1.1%
Graham Packaging Holdings Co., 9.875%, 2014	$100,000	$61,500
Greif, Inc., 6.75%, 2017	220,000	194,700
Owens-Brockway Glass Container, Inc., 8.25%, 2013	200,000	197,000

		$453,200

Defense Electronics – 0.8%
BAE Systems Holdings, Inc., 5.2%, 2015 (n)	$312,000	$290,222
L-3 Communications Corp., 5.875%, 2015	75,000	67,500

		$357,722

Electronics – 0.3%
Avago Technologies Ltd., 11.875%, 2015	$40,000	$27,800
Flextronics International Ltd., 6.25%, 2014	115,000	85,675
Freescale Semiconductor, Inc., 8.875%, 2014	50,000	22,000
Spansion, Inc., 11.25%, 2016 (n)	65,000	4,550

		$140,025

Emerging Market Quasi-Sovereign – 1.8%
Banco Nacional de Desenvolvimento Economico e Social, 6.369%, 2018 (n)	$100,000	$95,000
Corporacion Nacional del Cobre de Chile, 4.75%, 2014	124,000	116,460
National Power Corp., FRN, 6.403%, 2011	93,000	80,134
Pemex Project Funding Master Trust, 5.75%, 2018 (n)	316,000	278,870
Ras Laffan Liquefied Natural Gas Co. Ltd., 5.832%, 2016 (n)	250,000	186,113

		$756,577

Issuer	Shares/Par	Value ($)

BONDS – continued
Emerging Market Sovereign – 1.2%
Federative Republic of Brazil, 8%, 2018	$32,000	$35,840
Republic of Argentina, FRN, 3.127%, 2012	84,450	44,822
Republic of Colombia, 7.375%, 2017	258,000	268,320
Republic of Philippines, 9.375%, 2017	66,000	71,280
Republic of Uruguay, 8%, 2022	100,000	92,500

		$512,762

Energy – Independent – 2.6%
Chaparral Energy, Inc., 8.875%, 2017	$95,000	$19,000
Chesapeake Energy Corp., 6.375%, 2015	125,000	98,750
Forest Oil Corp., 7.25%, 2019	105,000	76,650
Hilcorp Energy I LP, 7.75%, 2015 (n)	105,000	74,025
Hilcorp Energy I LP, 9%, 2016 (n)	115,000	82,225
Mariner Energy, Inc., 8%, 2017	95,000	49,400
Newfield Exploration Co., 6.625%, 2014	95,000	77,900
Newfield Exploration Co., 6.625%, 2016	25,000	19,875
Nexen, Inc., 6.4%, 2037	280,000	219,095
OPTI Canada, Inc., 8.25%, 2014	155,000	83,700
Plains Exploration & Production Co., 7%, 2017	210,000	143,850
Quicksilver Resources, Inc., 7.125%, 2016	160,000	85,600
Range Resource Corp., 7.5%, 2016	10,000	8,675
SandRidge Energy, Inc., 8.625%, 2015 (p)	32,000	16,800
SandRidge Energy, Inc., 8%, 2018 (n)	70,000	38,850

		$1,094,395

Entertainment – 0.2%
AMC Entertainment, Inc., 11%, 2016	$65,000	$45,419
Marquee Holdings, Inc., 12%, 2014	55,000	28,050
Time Warner, Inc., 6.5%, 2036	20,000	18,132

		$91,601

Financial Institutions – 2.1%
American Express Centurion Bank, 5.2%, 2010	$250,000	$242,685
General Electric Capital Corp., FRN, 3.322%, 2012	170,000	140,534
GMAC Commercial Mortgage Securities, Inc., 6.875%, 2011 (z)	135,000	110,600
GMAC Commercial Mortgage Securities, Inc., 8%, 2031 (z)	41,000	24,370
ILFC E-Capital Trust I, 5.9% to 2010, FRN to 2065 (n)	300,000	96,153
ORIX Corp., 5.48%, 2011	380,000	285,485

		$899,827

Food & Beverages – 2.4%
ARAMARK Corp., 8.5%, 2015	$85,000	$76,925
B&G Foods, Inc., 8%, 2011	80,000	68,000
Dean Foods Co., 7%, 2016	105,000	89,250
Del Monte Corp., 6.75%, 2015	90,000	77,400
Kraft Foods, Inc., 6.125%, 2018	170,000	167,599
Michael Foods, Inc., 8%, 2013	110,000	94,600
Miller Brewing Co., 5.5%, 2013 (n)	330,000	307,687
Tyson Foods, Inc., 7.35%, 2016	170,000	125,800

		$1,007,261

Portfolio of Investments – continued

Issuer	Shares/Par	Value ($)

BONDS – continued
Food & Drug Stores – 0.1%
CVS Caremark Corp., 5.75%, 2017	$ 43,000	$40,483

Forest & Paper Products – 1.7%
Buckeye Technologies, Inc., 8%, 2010	$ 7,000	$6,370
Buckeye Technologies, Inc., 8.5%, 2013	240,000	204,000
Georgia-Pacific Corp., 7.125%, 2017 (n)	60,000	50,400
Georgia-Pacific Corp., 8%, 2024	35,000	23,625
Graphic Packaging International Corp., 9.5%, 2013	55,000	37,950
International Paper Co., 7.95%, 2018	90,000	71,132
Jefferson Smurfit Corp., 8.25%, 2012	40,000	6,800
JSG Funding PLC, 7.75%, 2015	EUR 130,000	121,073
Millar Western Forest Products Ltd., 7.75%, 2013	$ 125,000	62,500
NewPage Holding Corp., 10%, 2012	50,000	22,000
Smurfit-Stone Container Corp., 8%, 2017	39,000	7,410
Stora Enso Oyj, 6.404%, 2016 (z)	160,000	105,638

		$718,898

Gaming & Lodging – 1.9%
Boyd Gaming Corp., 6.75%, 2014	$ 65,000	$40,950
Firekeepers Development Authority, 13.875%, 2015 (z)	65,000	40,300
Fontainebleau Las Vegas Holdings LLC, 10.25%, 2015 (n)	95,000	9,263
Harrah’s Operating Co., Inc., 10.75%, 2016 (n)	196,000	55,860
Harrah’s Operating Co., Inc., 10%, 2018 (z)	44,000	16,060
Host Hotels & Resorts, Inc., 7.125%, 2013	60,000	48,300
Host Hotels & Resorts, Inc., 6.75%, 2016	30,000	21,900
MGM Mirage, 8.375%, 2011	350,000	208,250
MGM Mirage, 6.75%, 2013	60,000	40,200
Pinnacle Entertainment, Inc., 8.75%, 2013	5,000	3,950
Pinnacle Entertainment, Inc., 7.5%, 2015	140,000	81,200
Scientific Games Corp., 6.25%, 2012	185,000	148,925
Station Casinos, Inc., 6%, 2012	50,000	10,000
Station Casinos, Inc., 6.5%, 2014	150,000	8,625
Station Casinos, Inc., 6.875%, 2016	140,000	8,050
Trump Entertainment Resorts Holdings, Inc., 8.5%, 2015 (d)	245,000	32,463
Wyndham Worldwide Corp., 6%, 2016	90,000	36,278

		$810,574

Industrial – 1.1%
Blount International, Inc., 8.875%, 2012	$ 160,000	$148,000
JohnsonDiversey, Inc., 9.625%, 2012	EUR 35,000	35,516
JohnsonDiversey, Inc., “B”, 9.625%, 2012	$ 165,000	135,300
Steelcase, Inc., 6.5%, 2011	146,000	137,492

		$456,308

Issuer	Shares/Par	Value ($)

BONDS – continued
Insurance – 1.1%
Allianz AG, 5.5% to 2014, FRN to 2049	EUR 248,000	$253,356
ING Groep N.V., 5.775% to 2015, FRN to 2049	$ 490,000	209,863

		$463,219

Insurance – Property & Casualty – 0.8%
AXIS Capital Holdings Ltd., 5.75%, 2014	$ 375,000	$287,716
USI Holdings Corp., 9.75%, 2015 (z)	75,000	29,906

		$317,622

International Market Quasi-Sovereign – 0.2%
Canada Housing Trust, 4.6%, 2011 (n)	CAD 120,000	$104,480

International Market Sovereign – 21.8%
Commonwealth of Australia, 6%, 2017	AUD 106,000	$84,757
Federal Republic of Germany, 3.75%, 2015	EUR 268,000	397,076
Federal Republic of Germany, 6.25%, 2030	EUR 309,000	574,950
Government of Canada, 4.5%, 2015	CAD 203,000	187,605
Government of Canada, 5.75%, 2033	CAD 53,000	58,408
Government of Japan, 1.5%, 2012	JPY 25,000,000	284,644
Government of Japan, 1.3%, 2014	JPY 109,000,000	1,239,422
Government of Japan, 1.7%, 2017	JPY 81,000,000	949,610
Government of Japan, 2.2%, 2027	JPY 47,000,000	558,446
Government of Japan, 2.4%, 2037	JPY 27,000,000	336,549
Kingdom of Denmark, 4%, 2015	DKK 417,000	81,339
Kingdom of Spain, 5.35%, 2011	EUR 666,000	986,624
Kingdom of Sweden, 4.5%, 2015	SEK 730,000	105,157
Republic of Austria, 4.65%, 2018	EUR 516,000	764,712
Republic of France, 4.75%, 2012	EUR 113,000	168,727
Republic of France, 5%, 2016	EUR 280,000	436,587
Republic of France, 6%, 2025	EUR 136,000	241,884
Republic of France, 4.75%, 2035	EUR 508,000	813,791
United Kingdom Treasury, 8%, 2015	GBP 271,000	505,101
United Kingdom Treasury, 8%, 2021	GBP 86,000	180,648
United Kingdom Treasury, 4%, 2036	GBP 183,000	283,315

		$9,239,352

Machinery & Tools – 1.0%
Atlas Copco AB, 5.6%, 2017 (n)	$ 350,000	$328,791
Case New Holland, Inc., 7.125%, 2014	135,000	95,850

		$424,641

Major Banks – 1.7%
BAC Capital Trust XIV, 5.63% to 2012, FRN to 2049	$ 460,000	$184,302
BNP Paribas, 5.186% to 2015, FRN to 2049 (n)	108,000	61,267
BNP Paribas, 7.195% to 2037, FRN to 2049 (n)	100,000	63,572
Natixis S.A., 10% to 2018, FRN to 2049 (n)	200,000	106,523
Royal Bank of Scotland Group PLC, 9.118%, 2049	207,000	176,723
UniCredito Italiano Capital Trust II, 9.2% to 2010, FRN to 2049 (n)	290,000	110,949

		$703,336

Portfolio of Investments – continued

Issuer	Shares/Par	Value ($)

BONDS – continued
Medical & Health Technology & Services – 4.2%
Biomet, Inc., 10%, 2017	$105,000	$100,800
Biomet, Inc., 11.625%, 2017	85,000	72,675
Cardinal Health, Inc., 5.8%, 2016	201,000	181,840
Community Health Systems, Inc., 8.875%, 2015	210,000	193,200
Cooper Cos., Inc., 7.125%, 2015	55,000	46,200
DaVita, Inc., 6.625%, 2013	33,000	31,350
DaVita, Inc., 7.25%, 2015	134,000	127,300
HCA, Inc., 6.375%, 2015	180,000	109,800
HCA, Inc., 9.25%, 2016	275,000	252,313
Hospira, Inc., 5.55%, 2012	110,000	104,221
Hospira, Inc., 6.05%, 2017	100,000	81,222
McKesson Corp., 5.7%, 2017	90,000	81,413
Owens & Minor, Inc., 6.35%, 2016	170,000	143,255
Psychiatric Solutions, Inc., 7.75%, 2015	95,000	69,825
U.S. Oncology, Inc., 10.75%, 2014	120,000	97,800
Universal Hospital Services, Inc., 8.5%, 2015 (p)	75,000	53,250
Universal Hospital Services, Inc., FRN, 6.302%, 2015	20,000	12,200
VWR Funding, Inc., 10.25%, 2015 (p)	65,000	40,950

		$1,799,614

Metals & Mining – 1.6%
Arch Western Finance LLC, 6.75%, 2013	$95,000	$82,650
FMG Finance Ltd., 10.625%, 2016 (n)	185,000	107,300
Freeport-McMoRan Copper & Gold, Inc., 8.375%, 2017	265,000	217,300
Freeport-McMoRan Copper & Gold, Inc., FRN, 7.083%, 2015	55,000	36,300
Peabody Energy Corp., 7.375%, 2016	40,000	37,600
Peabody Energy Corp., “B”, 6.875%, 2013	160,000	151,600
Rio Tinto Finance USA Ltd., 5.875%, 2013	40,000	31,861

		$664,611

Mortgage Backed – 2.8%
Fannie Mae, 5.5%, 2019 (f)	$492,113	$509,486
Fannie Mae, 6.5%, 2032	206,087	215,039
Fannie Mae, 5.5%, 2034	441,493	453,654

		$1,178,179

Natural Gas – Distribution – 0.3%
AmeriGas Partners LP, 7.125%, 2016	$100,000	$80,000
Inergy LP, 6.875%, 2014	85,000	66,300

		$146,300

Natural Gas – Pipeline – 3.3%
Atlas Pipeline Partners LP, 8.125%, 2015	$50,000	$33,750
Atlas Pipeline Partners LP, 8.75%, 2018 (n)	65,000	42,575
CenterPoint Energy, Inc., 7.875%, 2013	448,000	414,980
Deutsche Bank (El Paso Performance-Linked Trust, CLN), 7.75%, 2011 (n)	155,000	134,191
El Paso Corp., 7.25%, 2018	65,000	51,589
Kinder Morgan Energy Partners LP, 6%, 2017	200,000	173,635
Kinder Morgan Finance Corp., 5.35%, 2011	362,000	323,085

Issuer	Shares/Par	Value ($)

BONDS – continued
Natural Gas – Pipeline – continued
Spectra Energy Capital LLC, 8%, 2019	$164,000	$170,190
Williams Partners LP, 7.25%, 2017	65,000	51,350

		$1,395,345

Network & Telecom – 3.4%
Cincinnati Bell, Inc., 8.375%, 2014	$120,000	$92,400
Citizens Communications Co., 9.25%, 2011	162,000	153,900
Citizens Communications Co., 9%, 2031	155,000	97,650
Deutsche Telekom International Finance B.V., 8.5%, 2010	137,000	141,120
Nordic Telephone Co. Holdings, 8.875%, 2016 (n)	115,000	80,500
Qwest Communications International, Inc., 7.25%, 2011	170,000	142,800
Qwest Corp., 8.875%, 2012	70,000	64,750
Qwest Corp., 7.5%, 2014	140,000	116,200
Telecom Italia Capital, 4.875%, 2010	60,000	54,300
Telefonica Europe B.V., 7.75%, 2010	260,000	263,994
Verizon Communications, Inc., 8.75%, 2018	140,000	164,251
Windstream Corp., 8.625%, 2016	70,000	61,950

		$1,433,815

Oil Services – 0.3%
KazMunaiGaz Finance B.V., 8.375%, 2013 (n)	$100,000	$78,000
Weatherford International Ltd., 6.35%, 2017	80,000	68,275

		$146,275

Oils – 0.7%
Premcor Refining Group, Inc., 7.5%, 2015	$310,000	$279,129

Other Banks & Diversified Financials – 1.7%
Alfa Diversified Payment Rights Finance Co. S.A., FRN, 3.896%, 2011 (n)	$150,000	$97,500
Bosphorus Financial Services Ltd., FRN, 3.948%, 2012 (z)	162,500	138,327
Resona Bank Ltd., 5.85% to 2016, FRN to 2049 (n)	100,000	56,688
Swedbank AB, 9% to 2010, FRN to 2049 (n)	190,000	125,412
UBS Preferred Funding Trust V, 6.243% to 2016, FRN to 2049	270,000	147,453
UFJ Finance Aruba AEC, 6.75%, 2013	159,000	155,406

		$720,786

Pharmaceuticals – 0.2%
Teva Pharmaceutical Finance LLC, 5.55%, 2016	$87,000	$85,749

Pollution Control – 0.2%
Allied Waste North America, Inc., 7.125%, 2016	$85,000	$77,350

Printing & Publishing – 0.4%
American Media Operations, Inc., 10.25%, 2009 (d)(z)	$3,818	$768
American Media Operations, Inc., “B”, 10.25%, 2009 (d)	105,000	21,132
Dex Media West LLC, 9.875%, 2013	183,000	43,463
Idearc, Inc., 8%, 2016	59,000	4,425
Nielsen Finance LLC, 10%, 2014	80,000	64,000

Portfolio of Investments – continued

Issuer	Shares/Par	Value ($)

BONDS – continued
Printing & Publishing – continued
Nielsen Finance LLC, 0% to 2011, 12.5% to 2016	$134,000	$48,575
Quebecor World, Inc., 6.125%, 2013 (d)	55,000	1,513
Tribune Co., 5.25%, 2015 (d)	60,000	2,700

		$186,576

Railroad & Shipping – 0.1%
Panama Canal Railway Co., 7%, 2026 (n)	$100,000	$55,000

Real Estate – 0.9%
ERP Operating LP, REIT, 5.75%, 2017	$150,000	$103,538
Simon Property Group, Inc., REIT, 6.1%, 2016	430,000	274,778

		$378,316

Retailers – 0.9%
Couche-Tard, Inc., 7.5%, 2013	$135,000	$106,650
Limited Brands, Inc., 5.25%, 2014	165,000	95,184
Macy’s Retail Holdings, Inc., 7.875%, 2015	200,000	144,053
Sally Beauty Holdings, Inc., 10.5%, 2016	40,000	27,200

		$373,087

Specialty Stores – 0.2%
Payless ShoeSource, Inc., 8.25%, 2013	$85,000	$63,750

Steel – 0.1%
Steel Capital S.A., 9.75%, 2013 (n)	$100,000	$53,000

Supermarkets – 0.3%
Safeway, Inc., 4.95%, 2010	$112,000	$110,795

Supranational – 0.7%
Central American Bank, 4.875%, 2012 (n)	$305,000	$315,368

Telecommunications – Wireless – 2.0%
Alltel Corp., 7%, 2012	$123,000	$122,385
MetroPCS Wireless, Inc., 9.25%, 2014	90,000	80,550
Rogers Cable, Inc., 5.5%, 2014	164,000	151,299
Sprint Nextel Corp., 4.168%, 2010	30,000	25,131
Sprint Nextel Corp., 8.375%, 2012	135,000	108,000
Vodafone Group PLC, 5.375%, 2015	270,000	254,312
Wind Acquisition Finance S.A., 10.75%, 2015 (z)	106,000	91,160

		$832,837

Tobacco – 0.5%
Reynolds American, Inc., 6.75%, 2017	$240,000	$190,509

Transportation – 0.2%
IIRSA Norte Finance Ltd., 8.75%, 2024	$137,780	$99,202

Transportation – Services – 0.2%
Hertz Corp., 8.875%, 2014	$115,000	$70,725

U.S. Government Agencies – 3.6%
Small Business Administration, 4.34%, 2024	$276,233	$272,813
Small Business Administration, 4.77%, 2024	212,414	214,111
Small Business Administration, 5.18%, 2024	395,272	405,980
Small Business Administration, 4.625%, 2025	162,318	162,373
Small Business Administration, 4.86%, 2025	292,544	296,154
Small Business Administration, 5.11%, 2025	153,994	157,417

		$1,508,848

Issuer	Shares/Par	Value ($)

BONDS – continued
U.S. Treasury Obligations – 0.0%
U.S. Treasury Bonds, 4.5%, 2036	$12,000	$15,943

Utilities – Electric Power – 3.7%
Beaver Valley Funding Corp., 9%, 2017	$385,000	$360,934
Dynegy Holdings, Inc., 7.5%, 2015	80,000	56,000
Edison Mission Energy, 7%, 2017	95,000	82,650
FirstEnergy Corp., 6.45%, 2011	207,000	195,668
HQI Transelec Chile S.A., 7.875%, 2011	200,000	198,417
Mirant North America LLC, 7.375%, 2013	145,000	139,200
NRG Energy, Inc., 7.375%, 2016	325,000	302,250
Texas Competitive Electric Holdings LLC, 10.25% to 2010, 10.5% to 2015 (n)	325,000	230,750

		$1,565,869

Total Bonds (Identified Cost, $49,496,542)		$40,138,740

PREFERRED STOCKS – 0.1%
Automotive – 0.1%
Preferred Blocker, Inc., 9% (Identified Cost, $29,260) (z)	38	$29,260

FLOATING RATE LOANS (g)(r) – 2.4%
Aerospace – 0.2%
Hawker Beechcraft Acquisition Co. LLC, Letter of Credit, 3.45%, 2014	$6,814	$3,509
Hawker Beechcraft Acquisition Co. LLC, Term Loan, 2.78%, 2014	155,542	80,104

		$83,613

Automotive – 0.6%
Accuride Corp., Term Loan B, 5.56%, 2012	$10,170	$6,890
Allison Transmission, Inc., Term Loan B, 4.58%, 2014	85,962	47,525
Federal-Mogul Corp., Term Loan B, 3.49%, 2014	84,040	37,818
Ford Motor Co., Term Loan B, 5%, 2013	48,549	19,480
General Motors, Term Loan B, 5.79%, 2013 (o)	117,454	52,854
Goodyear Tire & Rubber Co., Second Lien Term Loan, 2.22%, 2014	151,928	95,335

		$259,902

Broadcasting – 0.1%
Gray Television, Inc., Term Loan, 2014 (o)	$38,458	$14,518
Young Broadcasting, Inc., Term Loan, 5.24%, 2012	61,672	20,969
Young Broadcasting, Inc., Term Loan B-1, 5.25%, 2012	32,339	10,995

		$46,482

Building – 0.0%
Building Materials Holding Corp., Term Loan, 2014 (o)	$11,349	$6,752

Business Services – 0.2%
First Data Corp., Term Loan B-1, 3.21%, 2014	$107,270	$68,614

Portfolio of Investments – continued

Issuer	Shares/Par	Value ($)

FLOATING RATE LOANS (g)(r) – continued
Cable TV – 0.2%
Charter Communications Operating LLC, Term Loan, 5.06%, 2014	$33,585	$24,517
CSC Holdings, Inc., Incremental Term Loan, 2.94%, 2013	93,350	79,309

		$103,826

Electronics – 0.0%
Freescale Semiconductor, Inc., Term Loan B, 3.93%, 2013	$34,047	$19,501

Forest & Paper Products – 0.1%
Abitibi-Consolidated, Inc., Term Loan, 11.5%, 2009	$32,931	$23,957

Gaming & Lodging – 0.0%
Green Valley Ranch Gaming LLC, Second Lien Term Loan, 5.07%, 2014	$74,178	$8,530

Medical & Health Technology & Services – 0.1%
Community Health Systems, Inc., Delayed Draw Term Loan, 1.8%, 2014 (q)	$1,087	$842
Community Health Systems, Inc., Term Loan B, 4.44%, 2014	21,245	16,470
HCA, Inc., Term Loan B, 3.7%, 2013	44,803	35,030

		$52,342

Printing & Publishing – 0.2%
Nielsen Finance LLC, Term Loan B, 4.24%, 2013 (o)	$57,983	$39,030
Tribune Co., Incremental Term Loan, 6.5%, 2014 (d)	128,174	23,285

		$62,315

Issuer	Shares/Par	Value ($)

FLOATING RATE LOANS (g)(r) – continued
Specialty Chemicals – 0.1%
Lyondell Chemical Co., Term Loan B2, 2015 (o)	$47,952	$21,578

Specialty Stores – 0.0%
Michaels Stores, Inc., Term Loan B, 3.52%, 2013	$23,826	$12,252

Utilities – Electric Power – 0.6%
Calpine Corp., Term Loan, 4.33%, 2014	$99,573	$73,044
NRG Energy, Inc., Letter of Credit, 2.95%, 2013	23,383	20,197
NRG Energy, Inc., Term Loan, 1.96%, 2013	47,583	41,100
Texas Competitive Electric Holdings Co. LLC, Term Loan B-3, 5.36%, 2014	162,835	112,560

		$246,901

Total Floating Rate Loans (Identified Cost, $1,563,851)		$1,016,565

REPURCHASE AGREEMENTS – 0.1%
Goldman Sachs, 0.01%, dated 12/31/08, due 1/02/09, total to be received $57,000.03 (secured by U.S. Treasury and Federal Agency obligations and Mortgage Backed securities in a jointly traded account), at Cost	$57,000	$57,000

Total Investments (Identified Cost, $51,146,653)		$41,241,565

OTHER ASSETS, LESS LIABILITIES – 2.6%		1,109,644

Net Assets – 100.0%		$42,351,209

Portfolio of Investments – continued

(d)	Non-income producing security – in default.

(f)	All or a portion of the security has been segregated as collateral for open futures contracts.

(g)	The rate shown represents a weighted average coupon rate on settled positions at period end, unless otherwise indicated.

(i)	Interest only security for which the fund receives interest on notional principal (Par amount). Par amount shown is the notional principal and does not reflect the cost of the security.

(n)	Securities exempt from registration under Rule 144A of the Securities Act of 1933. These securities may be sold in the ordinary course of business in transactions exempt from registration, normally to qualified institutional buyers. At period end, the aggregate value of these securities was $4,403,627, representing 10.40% of net assets.

(o)	All or a portion of this position has not settled. Upon settlement date, interest rates for unsettled amounts will be determined. The rate shown represents the weighted average coupon rate for settled amounts.

(p)	Payment-in-kind security.

(q)	All or a portion of this position represents an unfunded loan commitment. The rate shown represents a weighted average coupon rate on the full position, including the unfunded loan commitment which has no current coupon rate.

(r)	Remaining maturities of floating rate loans may be less than stated maturities shown as a result of contractual or optional prepayments by the borrower. Such prepayments cannot be predicted with certainty. These loans may be subject to restrictions on resale. Floating rate loans generally have rates of interest which are determined periodically by reference to a base lending rate plus a premium.

(z)	Restricted securities are not registered under the Securities Act of 1933 and are subject to legal restrictions on resale. These securities generally may be resold in transactions exempt from registration or to the public if the securities are subsequently registered. Disposal of these securities may involve time-consuming negotiations and prompt sale at an acceptable price may be difficult. The fund holds the following restricted securities:

Restricted Securities	Acquisition Date	Cost	Current Market Value
American Media Operations, Inc., 10.25%, 2009	12/01/06-11/28/07	$3,787	$768
Anthracite Ltd., CDO, 6%, 2037	5/14/02	170,335	40,000
Bayview Financial Revolving Mortgage Loan Trust, FRN, 1.271%, 2040	3/01/06	250,000	155,000
Bosphorus Financial Services Ltd., FRN, 3.948%, 2012	3/08/05	162,500	138,327
Brazilian Merchant Voucher Receivables Ltd., 5.911%, 2011	3/08/07	180,204	170,342
Chase Commercial Mortgage Securities Corp., 6.6%, 2029	6/07/00	124,582	123,880
DLJ Commercial Mortgage Corp., 6.04%, 2031	7/23/04	260,953	227,905
Falcon Franchise Loan LLC, 6.5%, 2014	7/15/05	231,126	132,500
Falcon Franchise Loan LLC, FRN, 3.727%, 2025	1/29/03	76,973	47,736
Firekeepers Development Authority, 13.875%, 2015	4/22/08	63,115	40,300
GMAC Commercial Mortgage Securities, Inc., 6.875%, 2011	12/26/08	110,600	110,600
GMAC Commercial Mortgage Securities, Inc., 8%, 2031	12/26/08	24,370	24,370
GMAC Commercial Mortgage Securities, Inc., FRN, 6.02%, 2033	11/17/00	328,222	262,300
Harrah’s Operating Co., Inc., 10%, 2018	1/30/08-10/03/08	50,492	16,060
LBI Media, Inc., 8.5%, 2017	7/18/07	73,763	26,250
Local TV Finance LLC, 9.25%, 2015	11/09/07-12/11/07	115,683	26,400
Preferred Blocker, Inc., 9% (Preferred Stock)	12/26/08	29,260	29,260
Prudential Securities Secured Financing Corp., FRN, 7.245%, 2013	12/06/04	456,290	163,876
Salomon Brothers Mortgage Securities, Inc., FRN, 7.058%, 2032	1/07/05	609,048	512,634
Stora Enso Oyj, 6.404%, 2016	4/10/06	159,381	105,638
USI Holdings Corp., 9.75%, 2015	4/26/07-6/08/07	75,863	29,906
Wind Acquisition Finance S.A., 10.75%, 2015	3/19/08	106,265	91,160
Total Restricted Securities			$2,475,212
% of Net Assets			5.8%

Portfolio of Investments – continued

The following abbreviations are used in this report and are defined:

CDO	Collateralized Debt Obligation

CLN	Credit-Linked Note

FRN	Floating Rate Note. Interest rate resets periodically and may not be the rate reported at period end.

REIT	Real Estate Investment Trust

Abbreviations indicate amounts shown in currencies other than the U.S. dollar. All amounts are stated in U.S. dollars unless otherwise indicated. A list of abbreviations is shown below:

AUD	Australian Dollar

CAD	Canadian Dollar

DKK	Danish Krone

EUR	Euro

GBP	British Pound

JPY	Japanese Yen

MXN	Mexican Peso

SEK	Swedish Krona

Derivative Contracts at 12/31/08

Forward Foreign Currency Exchange Contracts at 12/31/08

	Type	Currency	Contracts to Deliver/Receive	Settlement Date Range	In Exchange For	Contracts at Value	Net Unrealized Appreciation (Depreciation)
Appreciation
	SELL	CAD	409,690	2/19/09	$341,679	$331,785	$9,894
	SELL	EUR	2,529,041	2/19/09	3,620,496	3,509,156	111,340
	SELL	GBP	614,337	2/17/09	913,439	882,274	31,165
	BUY	JPY	59,130,550	2/18/09	651,749	652,884	1,135
	SELL	SEK	756,776	1/30/09	96,485	95,652	833

							$154,367

Depreciation
	SELL	AUD	103,893	1/07/09	$70,289	$72,418	$(2,129)
	SELL	DKK	434,064	1/07/09	74,101	81,049	(6,948)
	BUY	EUR	832,927	2/19/09	1,169,633	1,155,723	(13,910)
	SELL	JPY	141,875,162	2/17/09	1,560,903	1,566,466	(5,563)
	BUY	MXN	764,636	1/16/09	55,726	55,000	(726)

							$(29,276)

Futures contracts outstanding at 12/31/08

Description	Contracts	Value	Expiration Date	Unrealized Appreciation (Depreciation)
German Euro-Bobl (Long)	2	$323,075	Mar-09	$5,084
German Euro-Bund (Long)	5	867,669	Mar-09	(3,586)
German Euro-Schatz (Long)	13	1,942,052	Mar-09	13,727

				$15,225

Portfolio of Investments – continued

Swap Agreements at 12/31/08

Expiration	Notional Amount			Counterparty	Cash Flows to Receive	Cash Flows to Pay	Value
Credit Default Swaps
6/20/09	USD	100,000		JPMorgan Chase Bank	4.1% (fixed rate)	(1)	$(66,202)
9/20/10	USD	270,000		Merrill Lynch International	(2)	0.68% (fixed rate)	26,510
3/20/13	USD	430,000		Goldman Sachs International	(3)	2.13% (fixed rate)	68,690
6/20/13	USD	1,400,000	(a)	Morgan Stanley Capital Services, Inc.	(4)	5.00% (fixed rate)	215,352
9/20/13	USD	140,000		Merrill Lynch International	(5)	0.77% (fixed rate)	4,128
12/20/13	USD	130,000		JPMorgan Chase Bank	(6)	0.78% (fixed rate)	7,679
12/20/13	USD	160,000		Merrill Lynch International	(7)	2.00% (fixed rate)	(5,689)

							$250,468

(1)	Fund, as protection seller, to pay notional amount upon a defined credit event by Abitibi Consolidated, 8.375%, 4/01/15, a Caa2 rated bond. The fund entered into the contract to gain issuer exposure.

(2)	Fund, as protection buyer, to receive notional amount upon a defined credit event by Lennar Corp., 5.95%, 3/01/13.

(3)	Fund, as protection buyer, to receive notional amount upon a defined credit event by Simon Property Group Corp., 6.35%, 8/28/12.

(4)	Fund, as protection buyer, to receive notional amount upon a defined credit event by a reference obligation specified in the CDX.NA.HY.10 Index.

(5)	Fund, as protection buyer, to receive notional amount upon a defined credit event by AutoZone, Inc., 5.875%, 10/15/12.

(6)	Fund, as protection buyer, to receive notional amount upon a defined credit event by Arrow Electronics Inc., 6.875%, 6/01/18.

(7)	Fund, as protection buyer, to receive notional amount upon a defined credit event by Aetna Inc., 6.625%, 6/15/36.

(a)	Net unamortized premiums paid by the fund amounted to $83,668.

The credit ratings presented here are an indicator of the current payment/performance risk of the related swap, the reference obligation for which may be either a single security or, in case of a credit default index, a basket of securities issued by corporate or sovereign issuers. Each reference security, including each individual security within a reference basket of securities, is assigned a rating from Moody’s Investor Service. If not rated by Moody’s, the rating will be that assigned by Standard & Poor’s. Likewise, if not assigned by Standard & Poor’s, it will be based on the rating assigned by Fitch, Inc. The ratings for a credit default index are calculated by MFS as a weighted average of the external credit ratings of the individual securities that compose the index’s reference basket of securities.

At December 31, 2008, the fund had sufficient cash and/or other liquid securities to cover any commitments under these derivative contracts.

See Notes to Financial Statements

FINANCIAL STATEMENTS  |  STATEMENT OF ASSETS AND LIABILITIES

This statement represents your fund’s balance sheet, which details the assets and liabilities comprising the total value of the fund.

At 12/31/08
Assets
Investments, at value (identified cost, $51,146,653)	$41,241,565
Cash	67,082
Receivable for forward foreign currency exchange contracts	154,367
Receivable for investments sold	5,066
Interest receivable	841,034
Receivable from investment adviser	7,934
Swaps, at value (net unamortized premiums paid, $83,668)	322,359
Other assets	2,948
Total assets		$42,642,355
Liabilities
Payable for forward foreign currency exchange contracts	$29,276
Payable for daily variation margin on open futures contracts	181
Payable for investments purchased	89,024
Payable for fund shares reacquired	28,024
Swaps, at value	71,891
Payable to affiliates
Management fee	1,612
Distribution fees	152
Administrative services fee	78
Payable for trustees’ compensation	24
Accrued expenses and other liabilities	70,884
Total liabilities		$291,146
Net assets		$42,351,209
Net assets consist of
Paid-in capital	$51,228,369
Unrealized appreciation (depreciation) on investments and translation of assets and liabilities in foreign currencies	(9,605,864)
Accumulated net realized gain (loss) on investments and foreign currency transactions	(3,203,643)
Undistributed net investment income	3,932,347
Net assets		$42,351,209
Shares of beneficial interest outstanding		5,076,805
Initial Class shares
Net assets	$31,159,071
Shares outstanding	3,728,649
Net asset value per share		$8.36
Service Class shares
Net assets	$11,192,138
Shares outstanding	1,348,156
Net asset value per share		$8.30

See Notes to Financial Statements

FINANCIAL STATEMENTS  |  STATEMENT OF OPERATIONS

This statement describes how much your fund earned in investment income and accrued in expenses. It also describes any gains and/or losses generated by fund operations.

Year ended 12/31/08
Net investment income
Interest income		$3,956,283
Expenses
Management fee	$425,576
Distribution fees	39,144
Administrative services fee	16,357
Trustees’ compensation	7,251
Custodian fee	45,167
Shareholder communications	17,786
Auditing fees	45,345
Legal fees	7,207
Miscellaneous	11,277
Total expenses		$615,110
Fees paid indirectly	(807)
Reduction of expenses by investment adviser	(64,651)
Net expenses		$549,652
Net investment income		$3,406,631
Realized and unrealized gain (loss) on investments and foreign currency transactions
Realized gain (loss) (identified cost basis)
Investment transactions	$(1,448,744)
Futures contracts	(1,165)
Swap transactions	(142,881)
Foreign currency transactions	409,117
Net realized gain (loss) on investments and foreign currency transactions		$(1,183,673)
Change in unrealized appreciation (depreciation)
Investments	$(9,670,749)
Futures contracts	9,671
Swap transactions	135,961
Translation of assets and liabilities in foreign currencies	73,502
Net unrealized gain (loss) on investments and foreign currency translation		$(9,451,615)
Net realized and unrealized gain (loss) on investments and foreign currency		$(10,635,288)
Change in net assets from operations		$(7,228,657)

See Notes to Financial Statements

FINANCIAL STATEMENTS  |  STATEMENTS OF CHANGES IN NET ASSETS

These statements describe the increases and/or decreases in net assets resulting from operations, any distributions, and any shareholder transactions.

For years ended 12/31	2008	2007
Change in net assets
From operations
Net investment income	$3,406,631	$4,156,803
Net realized gain (loss) on investments and foreign currency transactions	(1,183,673)	(6,500)
Net unrealized gain (loss) on investments and foreign currency translation	(9,451,615)	(1,731,526)
Change in net assets from operations	$(7,228,657)	$2,418,777
Distributions declared to shareholders
From net investment income
Initial Class	$(3,387,697)	$(2,912,294)
Service Class	(1,262,671)	(1,051,166)
Total distributions declared to shareholders	$(4,650,368)	$(3,963,460)
Change in net assets from fund share transactions	$(14,583,449)	$(6,013,847)
Total change in net assets	$(26,462,474)	$(7,558,530)
Net assets
At beginning of period	68,813,683	76,372,213
At end of period (including undistributed net investment income of $3,932,347 and $4,144,912, respectively)	$42,351,209	$68,813,683

See Notes to Financial Statements

FINANCIAL STATEMENTS  |  FINANCIAL HIGHLIGHTS

The financial highlights table is intended to help you understand the fund’s financial performance for the past 5 years. Certain information reflects financial results for a single fund share. The total returns in the table represent the rate by which an investor would have earned (or lost) on an investment in the fund share class (assuming reinvestment of all distributions) held for the entire period.

Initial Class	Years ended 12/31
	2008	2007	2006	2005	2004
Net asset value, beginning of period	$10.40	$10.61	$10.71	$11.42	$11.12
Income (loss) from investment operations
Net investment income (d)	$0.58	$0.60	$0.57	$0.58	$0.61
Net realized and unrealized gain (loss) on investments and foreign currency	(1.82)	(0.23)	0.11	(0.39)	0.23
Total from investment operations	$(1.24)	$0.37	$0.68	$0.19	$0.84
Less distributions declared to shareholders
From net investment income	$(0.80)	$(0.58)	$(0.66)	$(0.80)	$(0.54)
From net realized gain on investments	—	—	(0.12)	(0.10)	—
Total distributions declared to shareholders	$(0.80)	$(0.58)	$(0.78)	$(0.90)	$(0.54)
Net asset value, end of period	$8.36	$10.40	$10.61	$10.71	$11.42
Total return (%) (k)(r)(s)	(12.94)	3.49	6.71	1.89	8.04
Ratios (%) (to average net assets) and Supplemental data:
Expenses before expense reductions (f)	1.02	0.95	0.97	0.97	0.91
Expenses after expense reductions (f)	0.90	0.90	0.95	N/A	N/A
Net investment income	6.07	5.70	5.44	5.33	5.55
Portfolio turnover	38	49	64	66	74
Net assets at end of period (000 Omitted)	$31,159	$49,582	$54,423	$59,707	$66,248

Service Class	Years ended 12/31
	2008	2007	2006	2005	2004
Net asset value, beginning of period	$10.33	$10.54	$10.64	$11.35	$11.06
Income (loss) from investment operations
Net investment income (d)	$0.55	$0.57	$0.54	$0.55	$0.59
Net realized and unrealized gain (loss) on investments and foreign currency	(1.80)	(0.23)	0.11	(0.39)	0.22
Total from investment operations	$(1.25)	$0.34	$0.65	$0.16	$0.81
Less distributions declared to shareholders
From net investment income	$(0.78)	$(0.55)	$(0.63)	$(0.77)	$(0.52)
From net realized gain on investments	—	—	(0.12)	(0.10)	—
Total distributions declared to shareholders	$(0.78)	$(0.55)	$(0.75)	$(0.87)	$(0.52)
Net asset value, end of period	$8.30	$10.33	$10.54	$10.64	$11.35
Total return (%) (k)(r)(s)	(13.21)	3.24	6.45	1.61	7.83
Ratios (%) (to average net assets) and Supplemental data:
Expenses before expense reductions (f)	1.26	1.20	1.22	1.22	1.16
Expenses after expense reductions (f)	1.15	1.15	1.19	N/A	N/A
Net investment income	5.82	5.45	5.19	5.08	5.31
Portfolio turnover	38	49	64	66	74
Net assets at end of period (000 Omitted)	$11,192	$19,232	$21,949	$22,643	$24,184

(d)	Per share data is based on average shares outstanding.

(f)	Ratios do not reflect reductions from fees paid indirectly, if applicable.

(k)	The total return does not reflect expenses that apply to separate accounts. Inclusion of these charges would reduce the total return figures for all periods shown.

(r)	Certain expenses have been reduced without which performance would have been lower.

(s)	From time to time the fund may receive proceeds from litigation settlements, without which performance would be lower.

See Notes to Financial Statements

NOTES TO FINANCIAL STATEMENTS

(1)	Business and Organization

MFS Strategic Income Portfolio (the fund) is a series of MFS Variable Insurance Trust II (the trust). The trust is organized as a Massachusetts business trust and is registered under the Investment Company Act of 1940, as amended, as an open-end management investment company. The shares of the fund are sold to variable accounts established by insurance companies to fund benefits under variable contracts issued by such companies, and qualified retirement and pension plans.

(2)	Significant Accounting Policies

General – The preparation of financial statements in conformity with U.S. generally accepted accounting principles requires management to make estimates and assumptions that affect the reported amounts of assets and liabilities, and disclosure of contingent assets and liabilities at the date of the financial statements and the reported amounts of revenues and expenses during the reporting period. Actual results could differ from those estimates. The fund can invest in foreign securities, including securities of emerging market issuers. Investments in foreign securities are vulnerable to the effects of changes in the relative values of the local currency and the U.S. dollar and to the effects of changes in each country’s legal, political, and economic environment. The markets of emerging markets countries are generally more volatile than the markets of developed countries with more mature economies. All of the risks of investing in foreign securities previously described are heightened when investing in emerging markets countries.

Investment Valuations – Debt instruments and floating rate loans (other than short-term instruments), including restricted debt instruments, are generally valued at an evaluated or composite bid as reported by a third party pricing service. Short-term instruments with a maturity at issuance of 60 days or less may be valued at amortized cost, which approximates market value. Futures contracts are generally valued at last posted settlement price as reported by a third party pricing service on the market on which they are primarily traded. Futures contracts for which there were no trades that day for a particular position are generally valued at the closing bid quotation as reported by a third party pricing service on the market on which such futures contracts are primarily traded. Forward foreign currency contracts are generally valued at the mean of bid and asked prices for the time period interpolated from rates reported by a third party pricing service for proximate time periods. Swaps are generally valued at an evaluated bid as reported by a third party pricing service. Securities and other assets generally valued on the basis of information from a third party pricing service may also be valued at a broker-dealer bid quotation. Values obtained from pricing services can utilize both dealer-supplied valuations and electronic data processing techniques, which take into account factors such as institutional-size trading in similar groups of securities, yield, quality, coupon rate, maturity, type of issue, trading characteristics, and other market data. The values of foreign securities and other assets and liabilities expressed in foreign currencies are converted to U.S. dollars using the mean of bid and asked prices for rates reported by a third party pricing service.

The Board of Trustees has delegated primary responsibility for determining or causing to be determined the value of the fund’s investments (including any fair valuation) to the adviser pursuant to valuation policies and procedures approved by the Board. If the adviser determines that reliable market quotations are not readily available, investments are valued at fair value as determined in good faith by the adviser in accordance with such procedures under the oversight of the Board of Trustees. Under the fund’s valuation policies and procedures, market quotations are not considered to be readily available for most types of debt instruments and floating rate loans and many types of derivatives. These investments are generally valued at fair value based on information from third party pricing services. In addition, investments may be valued at fair value if the adviser determines that an investment’s value has been materially affected by events occurring after the close of the exchange or market on which the investment is principally traded (such as foreign exchange or market) and prior to the determination of the fund’s net asset value, or after the halting of trading of a specific security where trading does not resume prior to the close of the exchange or market on which the security is principally traded. The adviser may rely on third party pricing services or other information (such as the correlation with price movements of similar securities in the same or other markets; the type, cost and investment characteristics of the security; the business and financial condition of the issuer; and trading and other market data) to assist in determining whether to fair value and at what value to fair value an investment. The value of an investment for purposes of calculating the fund’s net asset value can differ depending on the source and method used to determine value. When fair valuation is used, the value of investments used to determine the fund’s net asset value may differ from quoted or published prices for the same investments.

The fund adopted FASB Statement No. 157, Fair Value Measurements (the “Statement”). This Statement provides a single definition of fair value, a hierarchy for measuring fair value and expanded disclosures about fair value measurements.

Various inputs are used in determining the value of the fund’s assets or liabilities carried at market value. These inputs are categorized into three broad levels. Level 1 includes quoted prices in active markets for identical assets or liabilities. Level 2 includes other significant observable market-based inputs (including quoted prices for similar securities, interest rates, prepayment speed, and credit risk). Level 3 includes unobservable inputs, which may include the adviser’s own assumptions in

Notes to Financial Statements – continued

determining the fair value of investments. Other financial instruments are derivative instruments not reflected in total investments, such as futures, forwards, swap contracts and written options. The following is a summary of the levels used as of December 31, 2008 in valuing the fund’s assets or liabilities carried at market value:

	Level 1	Level 2	Level 3	Total
Investments in Securities		$$41,241,565	$—	$41,241,565
Other Financial Instruments	$15,225	$375,559	$—	$390,784

Repurchase Agreements – The fund may enter into repurchase agreements with approved counterparties. Each repurchase agreement is recorded at cost. The fund requires that the securities collateral in a repurchase transaction be transferred to a custodian. The fund monitors, on a daily basis, the value of the collateral to ensure that its value, including accrued interest, is greater than amounts owed to the fund under each such repurchase agreement. The fund and other funds managed by Massachusetts Financial Services Company (MFS), may utilize a joint trading account for the purpose of entering into one or more repurchase agreements.

Foreign Currency Translation – Purchases and sales of foreign investments, income, and expenses are converted into U.S. dollars based upon currency exchange rates prevailing on the respective dates of such transactions or on the reporting date for foreign denominated receivables and payables. Gains and losses attributable to foreign currency exchange rates on sales of securities are recorded for financial statement purposes as net realized gains and losses on investments. Gains and losses attributable to foreign exchange rate movements on receivables, payables, income and expenses are recorded for financial statement purposes as foreign currency transaction gains and losses. That portion of both realized and unrealized gains and losses on investments that results from fluctuations in foreign currency exchange rates is not separately disclosed.

Derivative Risk – The fund may invest in derivatives for hedging or non-hedging purposes. While hedging can reduce or eliminate losses, it can also reduce or eliminate gains. When the fund uses derivatives as an investment to gain market exposure, or for hedging purposes, gains and losses from derivative instruments may be substantially greater than the derivative’s original cost. Cash that has been segregated on behalf of certain derivative contracts will be reported separately on the Statement of Assets and Liabilities as restricted cash. On some over-the-counter derivatives, the fund attempts to reduce its exposure to counterparty credit risk by entering into an ISDA Master Agreement on a bilateral basis with each of the counterparties with whom it undertakes a significant volume of transactions. The ISDA Master Agreement gives the fund the right, upon an event of default by the applicable counterparty, to close out all transactions traded under such agreement and to net amounts owed under each transaction to one net amount payable by one party to the other. This right to close out and net payments across all transactions traded under the ISDA Master Agreement could result in a reduction of the fund’s credit risk to such counterparty equal to any amounts payable by the fund under the applicable transactions, if any. However, absent an event of default by the counterparty, the ISDA Master Agreement does not result in an offset of reported balance sheet assets and liabilities across transactions between the fund and the applicable counterparty. Derivative instruments include futures contracts, forward foreign currency exchange contracts, and swap agreements.

In March 2008, FASB Statement No. 161, Disclosures about Derivative Instruments and Hedging Activities (the “Standard”) was issued, and is effective for financial statements issued for fiscal years and interim periods beginning after November 15, 2008. This Standard provides enhanced disclosures about the fund’s use of and accounting for derivative instruments and the effect of derivative instruments on the fund’s results of operations and financial position. Management is evaluating the application of the Standard to the fund, and has not at this time determined the impact, if any, resulting from the adoption of this Standard on the fund’s financial statements.

FASB Staff Position (FSP) 133-1 was implemented during the period. FSP 133-1 amends FAS 133 to require sellers of credit derivatives to make disclosures that will enable financial statement users to assess the potential effects of those credit derivatives on an entity’s financial position, financial performance and cash flows. Accordingly, appropriate disclosures have been included within the Swap Agreements table in the Portfolio of Investments and Significant Accounting Policies.

Futures Contracts – The fund may enter into futures contracts for the delayed delivery of securities or currency, or contracts based on financial indices at a fixed price on a future date. In entering such contracts, the fund is required to deposit with the broker either in cash or securities an amount equal to a certain percentage of the contract amount. Subsequent payments are made or received by the fund each day, depending on the daily fluctuations in the value of the contract, and are recorded for financial statement purposes as unrealized gains or losses by the fund. Upon entering into such contracts, the fund bears the risk of interest or exchange rates or securities prices moving unexpectedly, in which case, the fund may not achieve the anticipated benefits of the futures contracts and may realize a loss.

Forward Foreign Currency Exchange Contracts – The fund may enter into forward foreign currency exchange contracts for the purchase or sale of a specific foreign currency at a fixed price on a future date. Risks may arise upon entering into these contracts from the potential inability of counterparties to meet the terms of their contracts and from unanticipated movements

Notes to Financial Statements – continued

in the value of the contract. The fund may enter into forward foreign currency exchange contracts for hedging purposes as well as for non-hedging purposes. For hedging purposes, the fund may enter into contracts to deliver or receive foreign currency it will receive from or require for its normal investment activities. The fund may also use contracts in a manner intended to protect foreign currency denominated securities from declines in value due to unfavorable exchange rate movements. For non-hedging purposes, the fund may enter into contracts with the intent of changing the relative exposure of the fund’s portfolio of securities to different currencies to take advantage of anticipated changes. The forward foreign currency exchange contracts are adjusted by the daily exchange rate of the underlying currency and any gains or losses are recorded as unrealized until the contract settlement date. On contract settlement date, the gains or losses are recorded as realized gains or losses on foreign currency transactions.

Swap Agreements – The fund may enter into swap agreements. A swap is generally an exchange of cash payments, at specified intervals or upon the occurrence of specified events, between the fund and a counterparty. The net cash payments exchanged are recorded as a realized gain or loss on swap transactions in the Statement of Operations. The value of the swap, which is adjusted daily and includes any related interest accruals to be paid or received by the fund, is recorded on the Statement of Assets and Liabilities. The daily change in value, including any related interest accruals to be paid or received, is recorded as unrealized appreciation or depreciation on swap transactions in the Statement of Operations. Amounts paid or received at the inception of the swap are reflected as premiums paid or received on the Statement of Assets and Liabilities and are amortized using the effective interest method over the term of the agreement. A liquidation payment received or made upon early termination is recorded as a realized gain or loss on swap transactions in the Statement of Operations.

Risks related to swap agreements include the possible lack of a liquid market, unfavorable market and interest rate movements of the underlying instrument and the failure of the counterparty to perform under the terms of the agreements. To address counterparty risk, swap transactions are limited to only highly-rated counterparties and collateral, in the form of cash or securities, may be required to be posted by the counterparty to the fund and held in segregated accounts with the fund’s custodian. Counterparty risk is further mitigated by having ISDA Master Agreements between the fund and its counterparties providing for netting as described above.

The fund may enter into credit default swaps to manage its exposure to the market or certain sectors of the market, to reduce its credit risk exposure to defaults of corporate and sovereign issuers or to create exposure to corporate or sovereign issuers to which it is not otherwise exposed. In a credit default swap, the protection buyer makes a stream of payments based on a fixed percentage applied to the contract notional amount to the protection seller in exchange for the right to receive a specified return upon the occurrence of a defined credit event on the reference obligation (which may be either a single security or a basket of securities issued by corporate or sovereign issuers) and, with respect to swap transactions where physical settlement applies, the delivery by the buyer to the seller of a deliverable reference obligation as defined by the contract. Although contract-specific, credit events generally consist of a combination of the following: bankruptcy, failure to pay, restructuring, obligation acceleration, obligation default, or repudiation/moratorium, each as defined in the 2003 ISDA Credit Derivatives Definitions as amended by the relevant contract. Obligation acceleration, obligation default, or repudiation/moratorium are generally applicable when the reference obligation is issued by a sovereign entity or an entity in an emerging country. In the event that a defined credit event occurs, the protection buyer, under the terms of the swap contract, designates which security will be delivered to satisfy the reference obligation. Upon designation of the reference security (or upon delivery of the reference security in the case of physical settlement), the difference between the value of the reference obligation and the swap’s notional amount is recorded as realized gain or loss on swap transactions in the Statement of Operations.

Absent any recoveries under recourse or collateral provisions, the maximum amount of future, undiscounted payments that the fund, as protection seller, could be required to make is equal to the swap’s notional amount. The protection seller’s payment obligation would be offset to the extent of the value of the contract’s reference obligation.

Hybrid Instruments – The fund may invest in indexed or hybrid securities on which any combination of interest payments, the principal or stated amount payable at maturity is determined by reference to prices of other securities, currencies, indexes, economic factors or other measures, including interest rates, currency exchange rates, or securities indices. The risks of investing in hybrid instruments reflect a combination of the risks of investing in securities, swaps, options, futures and currencies. Hybrid instruments are potentially more volatile and carry greater market risks than traditional debt instruments. Depending on the structure of the particular hybrid instrument, changes in a benchmark, underlying assets or economic indicator may be magnified by the terms of the hybrid instrument and have an even more dramatic and substantial effect upon the value of the hybrid instrument. Also, the prices of the hybrid instrument and the benchmark, underlying asset or economic indicator may not move in the same direction or at the same time.

Loans and Other Direct Debt Instruments – The fund may invest in loans and loan participations or other receivables. These investments may include standby financing commitments, including revolving credit facilities, which obligate the fund to

Notes to Financial Statements – continued

supply additional cash to the borrower on demand. At December 31, 2008, the portfolio had unfunded loan commitments of $724, which could be extended at the option of the borrower and which are covered by sufficient cash and/or liquid securities held by the fund. The market value and obligation of the fund on these unfunded loan commitments is included in Investments, at value and Payable for investments purchased, respectively, on the Statement of Assets and Liabilities. Loan participations involve a risk of insolvency of the lending bank or other financial intermediary.

Indemnifications – Under the fund’s organizational documents, its officers and trustees may be indemnified against certain liabilities and expenses arising out of the performance of their duties to the fund. Additionally, in the normal course of business, the fund enters into agreements with service providers that may contain indemnification clauses. The fund’s maximum exposure under these agreements is unknown as this would involve future claims that may be made against the fund that have not yet occurred.

Investment Transactions and Income – Investment transactions are recorded on the trade date. Interest income is recorded on the accrual basis. All premium and discount is amortized or accreted for financial statement purposes in accordance with U.S. generally accepted accounting principles. The fund earns certain fees in connection with its floating rate loan purchasing activities. These fees are in addition to interest payments earned and may include amendment fees, commitment fees, facility fees, consent fees, and prepayment fees. Commitment fees are recorded on an accrual basis as income in the accompanying financial statements.

The fund may receive proceeds from litigation settlements. Any proceeds received from litigation involving portfolio holdings are reflected in the Statement of Operations in realized gain/loss if the security has been disposed of by the fund or in unrealized gain/loss if the security is still held by the fund. Any other proceeds from litigation not related to portfolio holdings are reflected as other income in the Statement of Operations.

Fees Paid Indirectly – The fund’s custody fee may be reduced according to an arrangement that measures the value of cash deposited with the custodian by the fund. This amount, for the year ended December 31, 2008, is shown as a reduction of total expenses on the Statement of Operations.

Tax Matters and Distributions – The fund intends to qualify as a regulated investment company, as defined under Subchapter M of the Internal Revenue Code, and to distribute all of its taxable income, including realized capital gains. As a result, no provision for federal income tax is required. Each of the fund’s federal tax returns for the prior three fiscal years remains subject to examination by the Internal Revenue Service. Foreign taxes, if any, have been accrued by the fund in the accompanying financial statements.

Distributions to shareholders are recorded on the ex-dividend date. Income and capital gain distributions are determined in accordance with income tax regulations, which may differ from U.S. generally accepted accounting principles. Certain capital accounts in the financial statements are periodically adjusted for permanent differences in order to reflect their tax character. These adjustments have no impact on net assets or net asset value per share. Temporary differences which arise from recognizing certain items of income, expense, gain or loss in different periods for financial statement and tax purposes will reverse at some time in the future. Distributions in excess of net investment income or net realized gains are temporary overdistributions for financial statement purposes resulting from differences in the recognition or classification of income or distributions for financial statement and tax purposes.

Book/tax differences primarily relate to amortization and accretion of debt securities, straddle loss deferrals, foreign currency transactions, and derivative transactions.

The tax character of distributions declared to shareholders for the last two fiscal years is as follows:

	12/31/08	12/31/07
Ordinary income (including any short-term capital gains)	$4,650,368	$3,963,460

The federal tax cost and the tax basis components of distributable earnings were as follows:

As of 12/31/08
Cost of investments	$51,536,507
Gross appreciation	950,297
Gross depreciation	(11,245,239)
Net unrealized appreciation (depreciation)	$(10,294,942)
Undistributed ordinary income	4,831,295
Capital loss carryforwards	(2,778,324)
Other temporary differences	(635,189)

Notes to Financial Statements – continued

As of December 31, 2008, the fund had capital loss carryforwards available to offset future realized gains. Such losses expire as follows:

12/31/14	$(500,150)
12/31/15	(121,618)
12/31/16	(2,156,556)
$(2,778,324)

Multiple Classes of Shares of Beneficial Interest – The fund offers multiple classes of shares, which differ in their respective distribution fees. The fund’s income, realized and unrealized gain (loss), and common expenses are allocated to shareholders based on the daily net assets of each class. Dividends are declared separately for each class. Differences in per share dividend rates are generally due to differences in separate class expenses.

(3)	Transactions with Affiliates

Investment Adviser – The fund has an investment advisory agreement with MFS to provide overall investment management and related administrative services and facilities to the fund.

The management fee is computed daily and paid monthly at the following annual rates:

First $1 billion of average daily net assets	0.75%
Average daily net assets in excess of $1 billion	0.65%

The investment adviser has agreed in writing to reduce its management fee to 0.70% for the first $1 billion of average daily net assets. This written agreement will continue until April 30, 2010. This management fee reduction amounted to $28,431, which is shown as a reduction of total expenses in the Statement of Operations. The management fee incurred for the year ended December 31, 2008 was equivalent to an annual effective rate of 0.70% of the fund’s average daily net assets.

The investment adviser has agreed in writing to pay a portion of the fund’s total annual operating expenses, exclusive of interest, taxes, extraordinary expenses, brokerage and transaction costs, and investment-related expenses, such that total annual operating expenses do not exceed 0.90% annually of average daily net assets for the Initial Class shares and 1.15% annually of average daily net assets for the Service Class shares. This written agreement will continue until April 30, 2010. For the year ended December 31, 2008, this reduction amounted to $36,220 and is reflected as a reduction of total expenses in the Statement of Operations.

Distributor – MFS Fund Distributors, Inc. (MFD), a wholly-owned subsidiary of MFS, is the distributor of shares of the fund. The Trustees have adopted a distribution plan for the Service Class shares pursuant to Rule 12b-1 under the Investment Company Act of 1940.

The fund’s distribution plan provides that the fund will pay MFD distribution fees equal to 0.25% per annum of its average daily net assets attributable to Service Class shares as partial consideration for services performed and expenses incurred by MFD and financial intermediaries in connection with the sale and distribution of the fund’s Service Class shares and the sale and distribution of the variable annuity or variable life insurance contracts investing indirectly in Service Class shares. MFD may subsequently pay all, or a portion, of the distribution fees to financial intermediaries.

Shareholder Servicing Agent – MFS Service Center, Inc. (MFSC), a wholly-owned subsidiary of MFS, has contracted to provide transfer agent and recordkeeping functions in connection with the issuance, transfer, and redemption of each class of shares of the fund under a Shareholder Servicing Agent Agreement. During the year ended December 31, 2008, the fund did not pay MFSC a fee for this service.

Administrator – MFS provides certain financial, legal, shareholder communications, compliance, and other administrative services to the fund. Under an administrative services agreement, the fund partially reimburses MFS the costs incurred to provide these services. The fund is charged an annual fixed amount of $10,000 plus a fee based on average daily net assets.

The administrative services fee incurred for the year ended December 31, 2008 was equivalent to an annual effective rate of 0.0288% of the fund’s average daily net assets.

Trustees’ and Officers’ Compensation – The fund pays compensation to trustees in the form of a retainer, attendance fees, and additional compensation to the Board chairperson. The fund does not pay compensation directly to officers of the fund who are also officers of the investment adviser, all of whom receive remuneration for their services to the fund from MFS. Certain officers of the fund are officers or directors of MFS, MFD, and MFSC.

Other – This fund and certain other MFS funds (the funds) have entered into services agreements (the Agreements) which provide for payment of fees by the funds to Tarantino LLC and Griffin Compliance LLC in return for the provision of services of an Independent Chief Compliance Officer (ICCO) and Assistant ICCO, respectively, for the funds. The ICCO and Assistant ICCO are officers of the funds and the sole members of Tarantino LLC and Griffin Compliance LLC, respectively. The funds can terminate the Agreements with Tarantino LLC and Griffin Compliance LLC at any time under the terms of the Agreements.

Notes to Financial Statements – continued

MFS has agreed to bear all expenses associated with office space, other administrative support, and supplies provided to the ICCO and Assistant ICCO. For the year ended December 31, 2008, the aggregate fees paid by the fund to Tarantino LLC and Griffin Compliance LLC were $538 and are included in miscellaneous expense on the Statement of Operations.

(4)	Portfolio Securities

Purchases and sales of investments, other than purchased option transactions and short-term obligations, were as follows:

	Purchases	Sales
U.S. Government securities	$—	$2,389,705
Investments (non-U.S. Government securities)	$20,819,243	$32,931,057

(5)	Shares of Beneficial Interest

The fund’s Declaration of Trust permits the Trustees to issue an unlimited number of full and fractional shares of beneficial interest. Transactions in fund shares were as follows:

	Year ended 12/31/08		Year ended 12/31/07
	Shares	Amount	Shares	Amount
Shares sold
Initial Class	213,383	$2,018,276	431,832	$4,503,427
Service Class	77,715	714,237	135,110	1,394,660
	291,098	$2,732,513	566,942	$5,898,087
Shares issued to shareholders in reinvestment of distributions
Initial Class	349,608	$3,387,697	281,653	$2,912,294
Service Class	130,982	1,262,671	102,254	1,051,166
	480,590	$4,650,368	383,907	$3,963,460
Shares reacquired
Initial Class	(1,603,861)	$(15,258,299)	(1,071,663)	$(11,113,051)
Service Class	(722,969)	(6,708,031)	(456,484)	(4,762,343)
	(2,326,830)	$(21,966,330)	(1,528,147)	$(15,875,394)
Net change
Initial Class	(1,040,870)	$(9,852,326)	(358,178)	$(3,697,330)
Service Class	(514,272)	(4,731,123)	(219,120)	(2,316,517)
	(1,555,142)	$(14,583,449)	(577,298)	$(6,013,847)

(6)	Line of Credit

The fund and other funds managed by MFS participate in a $1 billion unsecured committed line of credit provided by a syndication of banks under a credit agreement. In addition, the fund and other funds managed by MFS have established uncommitted borrowing arrangements with certain banks. Borrowings may be made for temporary financing needs. Interest is charged to each fund, based on its borrowings, generally at a rate equal to the Federal Reserve funds rate plus 0.30%. In addition, a commitment fee, based on the average daily, unused portion of the committed line of credit, is allocated among the participating funds at the end of each calendar quarter. For the year ended December 31, 2008, the fund’s commitment fee and interest expense were $283 and $0, respectively, and are included in miscellaneous expense on the Statement of Operations.

REPORT OF INDEPENDENT REGISTERED PUBLIC ACCOUNTING FIRM

To the Board of Trustees of MFS Variable Insurance Trust II and the Shareholders of

MFS Strategic Income Portfolio:

We have audited the accompanying statement of assets and liabilities, including the portfolio of investments, of MFS Strategic Income Portfolio (the “Fund”) (one of the portfolios comprising MFS Variable Insurance Trust II) as of December 31, 2008, and the related statement of operations for the year then ended, the statements of changes in net assets for each of the two years in the period then ended, and the financial highlights for each of the five years in the period then ended. These financial statements and financial highlights are the responsibility of the Fund’s management. Our responsibility is to express an opinion on these financial statements and financial highlights based on our audits.

We conducted our audits in accordance with the standards of the Public Company Accounting Oversight Board (United States). Those standards require that we plan and perform the audit to obtain reasonable assurance about whether the financial statements and financial highlights are free of material misstatement. The Fund is not required to have, nor were we engaged to perform, an audit of its internal control over financial reporting. Our audits included consideration of internal control over financial reporting as a basis for designing audit procedures that are appropriate in the circumstances, but not for the purpose of expressing an opinion on the effectiveness of the Fund’s internal control over financial reporting. Accordingly, we express no such opinion. An audit also includes examining, on a test basis, evidence supporting the amounts and disclosures in the financial statements, assessing the accounting principles used and significant estimates made by management, as well as evaluating the overall financial statement presentation. Our procedures included confirmation of securities owned as of December 31, 2008, by correspondence with the custodian and brokers; where replies were not received from brokers, we performed other auditing procedures. We believe that our audits provide a reasonable basis for our opinion.

In our opinion, the financial statements and financial highlights referred to above present fairly, in all material respects, the financial position of MFS Strategic Income Portfolio as of December 31, 2008, the results of its operations for the year then ended, the changes in its net assets for each of the two years in the period then ended, and the financial highlights for each of the five years in the period then ended, in conformity with accounting principles generally accepted in the United States of America.

DELOITTE & TOUCHE LLP

Boston, Massachusetts

February 19, 2009

TRUSTEES AND OFFICERS – IDENTIFICATION AND BACKGROUND

The Trustees and officers of the Trust, as of February 1, 2009, are listed below, together with their principal occupations during the past five years. (Their titles may have varied during that period.) The address of each Trustee and officer is 500 Boylston Street, Boston, Massachusetts 02116.

Name, Date of Birth	Position(s) Held with Fund	Trustee/Officer Since (1)	Principal Occupations During the Past Five Years and Other Directorships (2)
INTERESTED TRUSTEE
David D. Horn (3) (born 6/07/41)	Trustee	April 1986	Private investor; Sun Life Assurance Company of Canada, Senior Vice President and General Manager for the United States (until 1997); Director (until March 2004)

INDEPENDENT TRUSTEES
J. Kermit Birchfield (born 1/08/40)	Chairman	May 1997	Consultant; Century Partners, Inc. (investments), Director; Displaytech, Inc. (technology), Director; Dessin Fournir LLC (furniture manufacturer), Director (2005 to present); Intermountain Gas Company, Inc. & Intermountain Industries, Inc. (oil & gas exploration and production), Director; Site Watch LLC (software to monitor oil tanks), Managing Director (2006 to present); Juridica Investments (fund investing in judicial matters), Director (2007 to present); HPSC, Inc. (medical financing), Director (until January 2004)

Robert C. Bishop (born 1/13/43)	Trustee	May 2001	AutoImmune, Inc. (pharmaceutical product development), Chairman, President and Chief Executive Officer; Caliper Life Sciences Corp. (laboratory analytical instruments), Director; Millipore Corporation (purification/filtration products), Director; Waterstreet Capital (leverage buyouts), Advisory Board (August 2006 to present); Optobionics Corporation (ophthalmic devices), Director (2002 to 2007)

Frederick H. Dulles (born 3/12/42)	Trustee	May 2001	Ten State International Law PLLC (law firm), Of Counsel (since 2006); Prudential Carolina Real Estate, (real estate), Broker (since 2006); Free Enterprise Foundation, Inc. (research institute), Director & Secretary (until 2008); Disher, Hamrick & Myers Residential, Inc. (real estate) Broker (2005 until 2006); Frederick H. Dulles law practice (until 2006); Ten State Street LLP (law firm), Member (until 2005)

Marcia A. Kean (born 6/30/48)	Trustee	April 2005	Feinstein Kean Healthcare (consulting), Chief Executive Officer

Ronald G. Steinhart (born 6/15/40)	Trustee	May 2001	Private investor; Penske Automotive Group (automotive retailer), Director; Animal Health International, Inc. (animal health products), Director (since 2007); Texas Industries (concrete/aggregates/cement), Director (since 2007); Penson Worldwide, Inc. (securities clearance), Director (since 2006); Carreker Corporation (technology consulting) Director (until 2005); Prentiss Properties Trust (real estate investment trust), Director (until 2006)

Haviland Wright (born 7/21/48)	Trustee	May 2001	Profitability of Hawaii (software), Chief Development Officer (since December 2008); Elixir Technologies Corporation (software) Director (since 2005); Nano Loa Inc. (liquid crystal displays), Director

TRUSTEE EMERITUS
Samuel Adams (born 10/19/25)	Trustee Emeritus		Retired; K&L Gates LLP (law firm), Of Counsel

OFFICERS
Maria F. Dwyer (4) (born 12/01/58)	President	November 2005	Massachusetts Financial Services Company, Executive Vice President and Chief Regulatory Officer (since March 2004) Chief Compliance Officer (since December 2006); Fidelity Management & Research Company, Vice President (prior to March 2004); Fidelity Group of Funds, President and Treasurer (until March 2004)

Christopher R. Bohane (4) (born 1/18/74)	Assistant Secretary and Assistant Clerk	July 2005	Massachusetts Financial Services Company, Vice President and Senior Counsel

John M. Corcoran (4) (born 4/13/65)	Treasurer	October 2008	Massachusetts Financial Services Company, Senior Vice President (since October 2008); State Street Bank and Trust (financial services provider), Senior Vice President, (until September 2008)

Ethan D. Corey (4) (born 11/21/63)	Assistant Secretary and Assistant Clerk	July 2005	Massachusetts Financial Services Company, Senior Vice President and Associate General Counsel (since 2004); Dechert LLP (law firm), Counsel (prior to December 2004)

David L. DiLorenzo (4) (born 8/10/68)	Assistant Treasurer	July 2005	Massachusetts Financial Services Company, Vice President (since June 2005); JP Morgan Investor Services, Vice President (until June 2005)

Timothy M. Fagan (4) (born 7/10/68)	Assistant Secretary and Assistant Clerk	September 2005	Massachusetts Financial Services Company, Vice President and Senior Counsel (since September 2005); John Hancock Advisers, LLC, Vice President, Senior Attorney and Chief Compliance Officer (until August 2005)

Mark D. Fischer (4) (born 10/27/70)	Assistant Treasurer	July 2005	Massachusetts Financial Services Company, Vice President (since May 2005); JP Morgan Investment Management Company, Vice President (until May 2005)

Trustees and Officers – continued

Name, Date of Birth	Position(s) Held with Fund	Trustee/Officer Since (1)	Principal Occupations During the Past Five Years and Other Directorships (2)
Robyn L. Griffin (born 7/04/75)	Assistant Independent Chief Compliance Officer	August 2008	Griffin Compliance LLC (provider of compliance services), Principal (since August 2008); State Street Corporation (financial services provider), Mutual Fund Administration Assistant Vice President (October 2006 – July 2008); Liberty Mutual Group (insurance), Personal Market Assistant Controller (April 2006 – October 2006); Deloitte & Touche LLP (professional services firm), Senior Manager (prior to April 2006)

Brian E. Langenfeld (4) (born 3/07/73)	Assistant Secretary and Assistant Clerk	May 2006	Massachusetts Financial Services Company, Vice President and Senior Counsel (since May 2006); John Hancock Advisers, LLC, Assistant Vice President and Counsel (until April 2006)

Ellen Moynihan (4) (born 11/13/57)	Assistant Treasurer	May 1997	Massachusetts Financial Services Company, Senior Vice President

Susan S. Newton (4) (born 3/07/50)	Assistant Secretary and Assistant Clerk	May 2005	Massachusetts Financial Services Company, Senior Vice President and Associate General Counsel (since April 2005); John Hancock Advisers, LLC, Senior Vice President, Secretary and Chief Legal Officer (until April 2005)

Susan A. Pereira (4) (born 11/05/70)	Assistant Secretary and Assistant Clerk	July 2005	Massachusetts Financial Services Company, Vice President and Senior Counsel (since June 2004); Bingham McCutchen LLP (law firm), Associate (until June 2004)

Mark N. Polebaum (4) (born 5/01/52)	Secretary and Clerk	February 2006	Massachusetts Financial Services Company, Executive Vice President, General Counsel and Secretary (since January 2006); Wilmer Cutler Pickering Hale and Dorr LLP (law firm), Partner (until January 2006)

Frank L. Tarantino (born 3/07/44)	Independent Chief Compliance Officer	September 2004	Tarantino LLC (provider of compliance services), Principal (since June 2004); CRA Business Strategies Group (consulting services), Executive Vice President (until June 2004)

Richard S. Weitzel (4) (born 7/16/70)	Assistant Secretary and Assistant Clerk	October 2007	Massachusetts Financial Services Company, Vice President and Assistant General Counsel (since 2004); Massachusetts Department of Business and Technology, General Counsel (until April 2004)

James O. Yost (4) (born 6/12/60)	Assistant Treasurer	April 1992	Massachusetts Financial Services Company, Senior Vice President

(1)	Date first appointed to serve as Trustee/Officer of an MFS fund or a Compass variable account. Each Trustee has served continuously since appointment.

(2)	Directorships or trusteeships of companies required to report to the Securities and Exchange Commission (i.e., “public companies”).

(3)	“Interested person” of the Trust, within the meaning of the Investment Company Act of 1940 (referred to as the 1940 Act), which is the principal federal law governing investment companies like the Trust, as a result of position with Sun Life of Canada (U.S.). The address of Sun Life of Canada (U.S.) is One Sun Life Executive Park, Wellesley Hills, Massachusetts 02481.

(4)	“Interested person” of MFS within the meaning of the 1940 Act. The address of MFS is 500 Boylston Street, Boston, Massachusetts 02116.

The Trust does not hold annual meetings for the purpose of electing Trustees, and Trustees are not elected for fixed terms. Each Trustee and officer holds office until his or her successor is chosen and qualified, or until his or her earlier death, resignation, retirement or removal.

All Trustees currently serve as Trustees of the Trust and have served in that capacity since originally elected or appointed. All of the Trustees are also Managers of the Compass Variable Accounts. The executive officers of the Trust hold similar offices for the Compass Variable Accounts and other funds in the MFS fund complex. As of January 1, 2009, each Trustee serves as a Trustee or Manager of 35 Accounts/Funds.

The Statement of Additional Information contains further information about the Trustees and is available without charge upon request by calling 1-800-752-7215.

Investment Adviser Massachusetts Financial Services Company 500 Boylston Street, Boston, MA 02116-3741	Custodian State Street Bank and Trust 1 Lincoln Street, Boston, MA 02111-2900
Distributor MFS Fund Distributors, Inc. 500 Boylston Street, Boston, MA 02116-3741	Independent Registered Public Accounting Firm Deloitte & Touche LLP 200 Berkeley Street, Boston, MA 02116
Portfolio Managers John Addeo James Calmas Robert Persons Matthew Ryan Erik Weisman

BOARD REVIEW OF INVESTMENT ADVISORY AGREEMENT

The Investment Company Act of 1940 requires that both the full Board of Trustees and a majority of the non-interested (“independent”) Trustees, voting separately, annually approve the continuation of the investment advisory agreement between MFS Variable Insurance Trust II (the “Trust”) and Massachusetts Financial Services Company (“MFS”) on behalf of the Fund. The Trustees consider matters bearing on the Fund and the advisory arrangements at their meetings throughout the year, including a review of performance data at each regular meeting. In addition, the independent Trustees met in May and again in July 2008 (“contract review meetings”) for the specific purpose of considering whether to approve the continuation of the investment advisory agreement for the Fund. The independent Trustees were assisted in their evaluation of the investment advisory agreement by independent legal counsel, from whom they received separate legal advice and with whom they met separately from MFS management during various contract review meetings. The independent Trustees were also assisted in this process by the Fund’s Independent Chief Compliance Officer, a full-time senior officer appointed by and reporting to the independent Trustees.

In connection with their deliberations, the Trustees, including the independent Trustees, considered such information and factors as they believed, in light of the legal advice furnished to them and their own business judgment, to be relevant. The investment advisory agreement was considered separately for the Fund, although the Trustees also took into account the common interests of all Funds in the Trust in their review. As described below, the Trustees considered the nature, quality, and extent of the various investment advisory, administrative, and shareholder services performed by MFS under the existing investment advisory agreement and other arrangements with the Trust.

In connection with their contract review meetings, the Trustees received and relied upon materials which included, among other items: (i) information provided by Lipper Inc. on the investment performance of the Fund for various time periods ended December 31, 2007, compared to the investment performance of a group of funds with substantially similar investment classifications/objectives (the “Lipper performance universe”), (ii) information provided by Lipper Inc. on the Fund’s advisory fees and other expenses compared to the advisory fees and other expenses of comparable funds identified by Lipper (the “Lipper expense group”), (iii) information provided by MFS on the advisory fees of comparable portfolios of its other clients, including institutional separate account and other clients, (iv) information as to whether expense waivers, reimbursements or fee “breakpoints” are observed for the Fund, (v) information regarding MFS’ financial results and financial condition, including MFS’ and certain of its affiliates’ estimated profitability from services performed for the Fund, (vi) MFS’ views regarding the outlook for the mutual fund industry and its strategic business plans, (vii) descriptions of various functions performed by MFS for the Trust, such as compliance monitoring and portfolio trading practices, and (viii) information regarding the overall organization of MFS, including information about MFS’ senior management and other personnel providing investment advisory, administrative and other services to the Fund. The comparative performance, fee and expense information prepared and provided by Lipper Inc. was not independently verified, and the independent Trustees did not independently verify any information provided to them by MFS.

The Trustees’ conclusion as to the continuation of the investment advisory agreement was based on comprehensive consideration of all information provided to the Trustees and not the result of any single factor. Some of the factors that figured particularly in the Trustees’ deliberations are described below for the Fund, while individual Trustees may have given different weight to various factors and evaluated the information presented as a whole differently than another Trustee. The Trustees recognized that the fee arrangements for the Fund reflect years of review and discussion between the independent Trustees and MFS, that certain aspects of such arrangements may receive greater scrutiny in some years than others, and that the Trustees’ conclusions may be based, in part, on their consideration of these same arrangements during the course of the year and in prior years.

Based on information provided by Lipper Inc., the Trustees compared the Fund’s total return investment performance to the performance of a peer group of funds over various time periods. The Trustees placed particular emphasis on the total return performance of the Fund’s Initial Class shares in comparison to the performance of funds in its Lipper performance universe over the one-, three- and five-year periods. The Trustees did not rely on performance results for more recent periods, including those shown elsewhere in this report.

The Trustees noted the performance of the Fund’s Initial Class shares was in the 5th quintile relative to the other funds in the Lipper Classification Index for the one-year period (the 1st quintile being the best performers and the 5th quintile being the worst performers). The total return performance of the Fund was in the 4th quintile for the three-year period and the 2nd quintile for the five-year period ended December 31, 2007, relative to the Lipper performance universe. Based on the nature and quality of services provided by MFS, the Board of Trustees concluded that the Fund’s performance was adequate.

In the course of their deliberations, the Trustees took into account information provided by MFS during contract review meetings, as well as during investment review meetings conducted with portfolio management personnel during the course of the year.

Board Review of Investment Advisory Agreement – continued

In assessing the reasonableness of the Fund’s advisory fee, the Trustees considered, among other information, the Fund’s advisory fee and the total expense ratio of the Fund’s Initial Class shares as a percentage of average daily net assets, compared to the advisory fee and total expense ratios of its peer group of funds based on information provided by Lipper Inc. The Trustees also considered the advisory fees charged by MFS to institutional accounts. In comparing these fees, the Trustees considered the generally broader scope of services provided by MFS to the Trust than those provided to institutional accounts. The Trustees also considered the higher demands placed on MFS’ investment personnel and trading infrastructure as a result of the daily cash in-flows and out-flows of the Fund, and the impact on MFS and related expenses due to the more extensive regulatory regime to which the Fund is subject, compared to institutional accounts.

In considering the fees, the Trustees noted from the Lipper data that the Fund’s effective advisory fee rate and total expense ratio were each above the median of such fees and expenses of funds in the Lipper expense group. In addition, the Trustees noted that MFS agreed to continue to reduce its advisory fee, and they accepted MFS’ offer to continue the expense limitation for the Fund. The Trustees further concluded that the existing breakpoint was sufficient to allow the Fund to benefit from economies of scale as its assets grow. The Trustees concluded that the fees were reasonable in light of the nature and quality of services provided.

The Trustees also considered information prepared by MFS relating to its costs and profits with respect to the Fund and other investment companies and accounts advised by MFS, as well as MFS’ methodologies used to determine and allocate its costs to the Fund and other accounts and products for purposes of estimating profitability.

After reviewing these and other factors described below, the Trustees concluded that the advisory fees charged to the Fund represent reasonable compensation in light of the nature and quality of the services being provided by MFS.

In addition, the Trustees considered MFS’ resources and related efforts to continue to retain, attract and motivate capable personnel to serve the Fund. The Trustees also considered the financial resources of MFS and its parent, Sun Life Financial Inc. The Trustees further considered any advantages and possible disadvantages of having an adviser which also serves other investment companies as well as institutional accounts.

The Trustees also considered the nature, quality, cost, and extent of administrative, transfer agency, and distribution services provided to the Fund by MFS and its affiliates under agreements and plans other than the investment advisory agreement, including the 12b-1 fees the Fund pays to MFS Fund Distributors, Inc., an affiliate of MFS. The Trustees also considered the nature, extent and quality of certain other services MFS performs or arranges on the Fund’s behalf, which may include securities lending programs, directed expense payment programs, class action recovery programs, and MFS’ interaction with third-party service providers, principally custodians and sub-custodians. The Trustees concluded that the various non-advisory services provided by MFS and its affiliates on behalf of the Fund were satisfactory. The Trustees also considered the benefits to MFS from the use of the Fund’s portfolio brokerage commissions to pay for research and other similar services and various other factors. Additionally, the Trustees considered so-called “fall-out benefits” to MFS such as reputational value derived from serving as investment manager to the Trust, and determined that any such benefits derived by MFS were reasonable and fair.

Based on their evaluation of factors that they deemed to be material, including those factors described above, the Board of Trustees, including a majority of the independent Trustees, concluded that the investment advisory agreement should be continued for an additional one-year period, commencing September 1, 2008.

A discussion regarding the Board’s most recent review and renewal of the fund’s Investment Advisory Agreement with MFS is available by clicking on the fund’s name under “Variable Insurance Portfolios-VIT II” in the “Products and Performance” section of the MFS Web site (mfs.com).

PROXY VOTING POLICIES AND INFORMATION

A general description of the MFS funds’ proxy voting policies and procedures is available without charge, upon request, by calling
1-800-225-2606, by visiting the Proxy Voting section of mfs.com or by visiting the SEC’s Web site at http://www.sec.gov.

Information regarding how the fund voted proxies relating to portfolio securities during the most recent twelve-month period ended June 30 is available without charge by visiting the Proxy Voting section of mfs.com or by visiting the SEC’s Web site at http://www.sec.gov.

QUARTERLY PORTFOLIO DISCLOSURE

The fund will file a complete schedule of portfolio holdings with the Securities and Exchange Commission (the Commission) for the first and third quarters of each fiscal year on Form N-Q. The fund’s Form N-Q may be reviewed and copied at the:

Public Reference Room

Securities and Exchange Commission

100 F Street, NE, Room 1580

Washington, D.C. 20549

Information on the operation of the Public Reference Room may be obtained by calling the Commission at 1-800-SEC-0330. The fund’s Form N-Q is available on the EDGAR database on the Commission’s Internet Web site at http://www.sec.gov, and copies of this information may be obtained, upon payment of a duplicating fee, by electronic request at the following e-mail address: publicinfo@sec.gov or by writing the Public Reference Section at the above address.

MFS® PRIVACY NOTICE

Privacy is a concern for every investor today. At MFS Investment Management® and the MFS funds, we take this concern very seriously. We want you to understand our policies about the investment products and services that we offer, and how we protect the nonpublic personal information of investors who have a direct relationship with us and our wholly owned subsidiaries.

Throughout our business relationship, you provide us with personal information. We maintain information and records about you, your investments, and the services you use. Examples of the nonpublic personal information we maintain include

•	data from investment applications and other forms
•	share balances and transactional history with us, our affiliates, or others
•	facts from a consumer reporting agency

We do not disclose any nonpublic personal information about our customers or former customers to anyone, except as permitted by law. We may share nonpublic personal information with third parties or certain of our affiliates in connection with servicing your account or processing your transactions. We may share information with companies or financial institutions that perform marketing services on our behalf or with other financial institutions with which we have joint marketing arrangements, subject to any legal requirements.

Authorization to access your nonpublic personal information is limited to appropriate personnel who provide products, services, or information to you. We maintain physical, electronic, and procedural safeguards to help protect the personal information we collect about you.

If you have any questions about the MFS privacy policy, please call 1-800-225-2606 any business day between 8 a.m. and 8 p.m. Eastern time.

Note: If you own MFS products or receive MFS services in the name of a third party such as a bank or broker-dealer, their privacy policy may apply to you instead of ours.

MFS
INVESTMENT MANAGEMENT

MFS® Global Governments Portfolio

MFS® Variable Insurance Trust II
Annual report

12/31/08
WGS-ANN

MFS® GLOBAL GOVERNMENTS PORTFOLIO

The report is prepared for the general information of contract owners. It is authorized for distribution to prospective investors only when preceded or accompanied by a current prospectus.

NOT FDIC INSURED • MAY LOSE VALUE • NO BANK GUARANTEE • NOT A DEPOSIT • NOT INSURED BY ANY FEDERAL GOVERNMENT AGENCY OR NCUA/NCUSIF

LETTER FROM THE CEO

Dear Contract Owners:

The market downturns and economic setbacks of late probably rank among the worst financial declines most of us have experienced. Inevitably, people may be questioning their commitment to investing. Still, it is important to remember that downturns are an inescapable part of the business cycle. Such troughs have been seen before, and if we can use history as a guide, market recoveries typically have followed.

Recent events have clearly shown us the value of certain types of investments. In this environment, two of the hallmarks of mutual funds — transparency and liquidity — have become critically important. Unlike some other types of investments, the operations of mutual funds are relatively transparent to their shareholders. With their daily redemption feature, mutual funds also generally provide easy, convenient access to one’s money. Through these recent market upheavals, this level of liquidity enhanced the ability of mutual fund investors to respond and modify their investments as they and their advisors saw fit — a flexibility that those in less liquid investments simply did not have at their disposal.

At MFS® we take particular pride in how well mutual funds can serve investors because we invented the mutual fund in the United States. Established in 1924, Massachusetts Investors Trust was the nation’s first fund. Recent market events only reinforce what we have learned through 85 years — that mutual funds provide unique features that are important to investors in any type of market climate.

Respectfully,

Robert J. Manning

Chief Executive Officer and Chief Investment Officer

MFS Investment Management®

February 17, 2009

The opinions expressed in this letter are subject to change, may not be relied upon for investment advice, and no forecasts can be guaranteed.

Before investing, consider the fund’s investment objectives, risks, charges, and expenses. For a prospectus containing this and other information, contact your investment professional or view online. Read it carefully.

MFS Fund Distributors, Inc., 500 Boylston Street, Boston, MA 02116

1

PORTFOLIO COMPOSITION

Portfolio structure (i)

Fixed income sectors (i)
Non-U.S. Government Bonds	72.1%
U.S. Treasury Securities	14.2%
Commercial Mortgage-Backed Securities	2.3%
U.S. Government Agencies	1.9%
Mortgage-Backed Securities	1.1%
Municipal Bonds	1.0%

Credit quality of bonds (r)
AAA	76.5%
AA	23.5%

Portfolio facts
Average Duration (d)(i)	6.6
Average Life (i)(m)	8.5 yrs.
Average Maturity (i)(m)	8.9 yrs.
Average Credit Quality of Rated Securities (long-term) (a)	AA+
Average Credit Quality of Rated Securities (short-term) (a)	A-1

Country weightings (i)
United States	27.7%
Japan	22.2%
Germany	14.2%
United Kingdom	8.3%
France	6.1%
Netherlands	4.6%
Spain	4.3%
Italy	4.0%
Belgium	3.6%
Other Countries	5.0%

(a)	The average credit quality of rated securities is based upon a market weighted average of portfolio holdings that are rated by public rating agencies.
(d)	Duration is a measure of how much a bond’s price is likely to fluctuate with general changes in interest rates, e.g., if rates rise 1.00%, a bond with a 5-year duration is likely to lose about 5.00% of its value.
(i)	For purposes of this presentation, the bond component includes accrued interest amounts and may be positively or negatively impacted by the equivalent exposure from any derivative holdings, if applicable.
(m)	The average maturity shown is calculated using the final stated maturity on the portfolio’s holdings without taking into account any holdings which have been pre-refunded or pre-paid to an earlier date or which have a mandatory put date prior to the stated maturity. The average life shown takes into account these earlier dates.
(r)	Each security is assigned a rating from Moody’s Investors Service. If not rated by Moody’s, the rating will be that assigned by Standard & Poor’s. Likewise, if not assigned a rating by Standard & Poor’s, it will be based on the rating assigned by Fitch, Inc. For those portfolios that hold a security which is not rated by any of the three agencies, the security is considered Not Rated. Holdings in U.S. Treasuries and government agency mortgage-backed securities, if any, are included in the “AAA”-rating category. Percentages are based on the total market value of investments as of 12/31/08.

Percentages are based on net assets as of 12/31/08, unless otherwise noted.

The portfolio is actively managed and current holdings may be different.

2

MANAGEMENT REVIEW

Summary of Results

For the twelve months ended December 31, 2008, Initial Class shares of the MFS Global Governments Portfolio (the “fund”) provided a total return of 10.12%, while Service Class shares of the fund provided a total return of 9.93%. These compare with a return of 12.00% for the fund’s benchmark, the JPMorgan Global Government Bond Index (Unhedged).

Market Environment

The U.S. economy and financial markets experienced significant deterioration and extraordinary volatility over the reporting period. U.S. economic growth slowed significantly, despite the short-term bounce from the second quarter fiscal stimulus. Strong domestic headwinds included accelerated deterioration in the housing market, anemic corporate investment, a rapidly declining job market, and a much tighter credit environment. During the period, a seemingly continuous series of tumultuous financial events hammered markets, including: the distressed sale of failing Bear Stearns to JPMorgan, the conservatorship of Government Sponsored Enterprises (GSEs) Fannie Mae and Freddie Mac, the bankruptcy of investment bank Lehman Brothers, the Federal Reserve Bank’s complex intervention of insurance company American International Group (AIG), the nationalization of several large European banks, the failure of Washington Mutual, and the distressed sale of Wachovia. As a result of this barrage of turbulent news, global equity markets pushed significantly lower and credit markets witnessed the worst dislocation since the beginning of the credit crisis. Though conditions improved towards the end of the period, the state of financial and macroeconomic dislocation remained severe.

While reasonably resilient during the first half of the period, the global economy and financial system increasingly experienced considerable negative spillovers from the U.S. slowdown. Not only did Europe and Japan show obvious signs of economic softening, the more powerful engine of global growth – emerging markets – also displayed weakening dynamics.

During the reporting period, the U.S. Federal Reserve Board cut interest rates aggressively and introduced a multitude of new lending facilities to alleviate ever-tightening credit markets, while the U.S. federal government moved quickly to design and implement a meaningful fiscal stimulus package. Although several other global central banks also cut rates, the dilemma of rising energy and food prices heightened concerns among central bankers that inflationary expectations might become unhinged despite weaker growth. Only later in the reporting period did slowing global growth result in a very precipitous decline in commodity prices, which significantly eased inflation and inflationary expectations. As inflationary concerns diminished in the face of global deleveraging, and equity and credit markets deteriorated more sharply, a coordinated rate cut marked the beginning of much more aggressive easing by the major global central banks.

Detractors from Performance

Relative to the JPMorgan Global Government Bond Index (Unhedged), a key detractor from performance was the fund’s lesser exposure to U.S. Treasury securities, which outperformed the benchmark over the reporting period. The strong relative performance of treasuries, we believe, was fueled by investors’ flight to quality, the general risk aversion in the market place, and by weakening macroeconomic conditions.

The fund’s greater exposure to “AAA” (s) rated commercial mortgage-backed securities (CMBS), delegated underwriting and servicing (DUS) bonds (pools of multifamily housing loans issued by the Federal National Mortgage Association (Fannie Mae)), and Small Business Association (SBA) bonds also held back performance as swap and credit spreads widened during the reporting period.

Additionally, our greater exposures to Treasury Inflation Protected Securities (TIPS) and to the Norwegian krone also detracted from performance. An underweight in Japanese government bonds was another factor that dampened relative results.

Contributors to Performance

During the first half of the reporting period, the fund’s underweighted exposure to the U.S. dollar contributed to relative performance, while during the second half of the reporting period, the fund’s considerable overweight to the dollar benefited results. A greater relative exposure to Euroland, U.K., and Australian bonds also boosted relative returns, as did our underweighted exposure to Italian bonds.

3

Management Review – continued

During the reporting period, the fund’s return from yield, which was greater than that of the benchmark, was a key contributor to performance.

Respectfully,

Matthew Ryan	Erik Weisman
Portfolio Manager	Portfolio Manager

(s)	Bonds rated “BBB”, “Baa”, or higher are considered investment grade; bonds rated “BB”, “Ba”, or below are considered non-investment grade. The primary source for bond quality ratings is Moody’s Investors Service. If not available, ratings by Standard & Poor’s are used, else ratings by Fitch, Inc. For securities which are not rated by any of the three agencies, the security is considered Not Rated.

The views expressed in this report are those of the portfolio managers only through the end of the period of the report as stated on the cover and do not necessarily reflect the views of MFS or any other person in the MFS organization. These views are subject to change at any time based on market or other conditions, and MFS disclaims any responsibility to update such views. These views may not be relied upon as investment advice or an indication of trading intent on behalf of any MFS portfolio. References to specific securities are not recommendations of such securities, and may not be representative of any MFS portfolio’s current or future investments.

4

PERFORMANCE SUMMARY THROUGH 12/31/08

The following chart illustrates the historical performance of the fund in comparison to its benchmark(s). Benchmark comparisons are unmanaged; do not reflect any fees or expenses; and cannot be invested in directly. The performance of other share classes will be greater than or less than that of the class depicted below. (See Notes to Performance Summary.)

Performance data shown represents past performance and is no guarantee of future results. Investment return and principal value fluctuate so your units, when sold, may be worth more or less than the original cost; current performance may be lower or higher than quoted. The performance shown does not reflect the deduction of taxes, if any, that a contract holder would pay on fund distributions or the redemption of contract units. The returns for the fund shown also do not reflect the deduction of expenses associated with variable products, such as mortality and expense risk charges, separate account charges, and sales charges imposed by the insurance company separate accounts. Such expenses would reduce the overall returns shown.

Growth of a hypothetical $10,000 investment

Total rates of return through 12/31/08

Average Annual Total Returns

Share class	Class inception date	1-yr	5-yr	10-yr
Initial Class	5/16/88	10.12%	5.17%	5.36%
Service Class	8/24/01	9.93%	4.90%	5.16%

Comparative Benchmark

JPMorgan Global Government Bond Index (Unhedged) (f)	12.00%	6.23%	5.95%

(f)	Source: FactSet Research Systems Inc.

Benchmark Definition

JPMorgan Global Government Bond Index (Unhedged) – measures developed government bond markets around the world.

It is not possible to invest directly in an index.

Notes to Performance Summary

Performance for the Service Class includes the performance of the fund’s Initial Class for periods prior to their offering. Because Service Class expenses are higher than those of Initial Class, performance shown for Service Class is higher than it would have been had it been offered for the entire period. Performance has not been adjusted to take into account differences in class specific operating expenses (such as Rule 12b-1 fees). Please see the prospectus for additional information about performance and expenses.

Performance results reflect any applicable expense subsidies and waivers in effect during the periods shown. Without such subsidies and waivers the fund’s performance results would be less favorable. Please see the prospectus for complete details. All results are historical and assume the reinvestment of any dividends and capital gains distributions.

From time to time the fund may receive proceeds from litigation settlements, without which performance would be lower.

5

EXPENSE TABLE

Fund Expenses Borne by the Contract Holders During the Period,

July 1, 2008 through December 31, 2008

As a contract holder of the fund, you incur ongoing costs, including management fees; distribution (12b-1) fees; and other fund expenses. This example is intended to help you understand your ongoing costs (in dollars) of investing in the fund and to compare these costs with the ongoing costs of investing in other mutual funds.

The example is based on an investment of $1,000 invested at the beginning of the period and held for the entire period July 1, 2008 through December 31, 2008.

Actual Expenses

The first line for each share class in the following table provides information about actual account values and actual expenses. You may use the information in this line, together with the amount you invested, to estimate the expenses that you paid over the period. Simply divide your account value by $1,000 (for example, an $8,600 account value divided by $1,000 = 8.6), then multiply the result by the number in the first line under the heading entitled “Expenses Paid During Period” to estimate the expenses you paid on your account during this period.

Hypothetical Example for Comparison Purposes

The second line for each share class in the following table provides information about hypothetical account values and hypothetical expenses based on the fund’s actual expense ratio and an assumed rate of return of 5% per year before expenses, which is not the fund’s actual return. The hypothetical account values and expenses may not be used to estimate the actual ending account balance or expenses you paid for the period. You may use this information to compare the ongoing costs of investing in the fund and other funds. To do so, compare this 5% hypothetical example with the 5% hypothetical examples that appear in the shareholder reports of the other funds.

Please note that the expenses shown in the table are meant to highlight the fund’s ongoing costs only and do not take into account the fees and expenses imposed under the variable contracts through which your investment in the fund is made. Therefore, the second line for each share class in the table is useful in comparing ongoing costs associated with an investment in vehicles (such as the fund) which fund benefits under variable annuity and variable life insurance contracts and to qualified pension and retirement plans only, and will not help you determine the relative total costs of investing in the fund through variable annuity and variable life insurance contracts. If the fees and expenses imposed under the variable contracts were included, your costs would have been higher.

Share Class		Annualized Expense Ratio	Beginning Account Value 7/01/08	Ending Account Value 12/31/08	Expenses Paid During Period (p) 7/01/08-12/31/08
Initial Class	Actual	1.00%	$1,000.00	$1,061.36	$5.18
	Hypothetical (h)	1.00%	$1,000.00	$1,020.11	$5.08
Service Class	Actual	1.25%	$1,000.00	$1,060.07	$6.47
	Hypothetical (h)	1.25%	$1,000.00	$1,018.85	$6.34

(h)	5% class return per year before expenses.

(p)	Expenses paid is equal to each class’ annualized expense ratio, as shown above, multiplied by the average account value over the period, multiplied by the number of days in the period, divided by the number of days in the year.

6

PORTFOLIO OF INVESTMENTS – 12/31/08

The Portfolio of Investments is a complete list of all securities owned by your fund. It is categorized by broad-based asset classes.

Issuer	Shares/Par		Value ($)

BONDS – 80.6%
Foreign Bonds – 60.6%
Australia – 1.4%
Commonwealth of Australia, 6%, 2017	AUD	767,000	$613,286

Belgium – 3.6%
Kingdom of Belgium, 5.5%, 2017	EUR	979,000	$1,537,272

Canada – 2.3%
Bayview Commercial Asset Trust, FRN, 2.137%, 2023 (n)	CAD	150,000	$82,685
Canada Housing Trust, 4.6%, 2011 (n)	CAD	280,000	243,787
Government of Canada, 4.5%, 2015	CAD	597,000	551,726
Government of Canada, 5.75%, 2033	CAD	87,000	95,877

			$974,075

Denmark – 0.6%
Kingdom of Denmark, 4%, 2015	DKK	1,413,000	$275,615

France – 6.0%
Republic of France, 6%, 2025	EUR	1,109,000	$1,972,423
Republic of France, 4.75%, 2035	EUR	381,000	610,343

			$2,582,766

Germany – 13.8%
Bundesrepublik Deutschland, 5%, 2011	EUR	335,000	$500,163
Bundesrepublik Deutschland, 4.25%, 2018	EUR	616,000	946,093
Federal Republic of Germany, 5.25%, 2010	EUR	577,000	839,948
Federal Republic of Germany, 3.75%, 2013	EUR	349,000	514,080
Federal Republic of Germany, 3.75%, 2015	EUR	1,062,000	1,573,486
Federal Republic of Germany, 6.25%, 2030	EUR	843,000	1,568,552

			$5,942,322

Italy – 3.9%
Republic of Italy, 4.75%, 2013	EUR	1,179,000	$1,705,242

Japan – 11.4%
Government of Japan, 1.3%, 2014	JPY	66,000,000	$750,476
Government of Japan, 1.5%, 2015	JPY	24,000,000	276,510
Government of Japan, 1.7%, 2017	JPY	77,000,000	902,716
Government of Japan, 2.1%, 2024	JPY	123,000,000	1,442,342
Government of Japan, 2.2%, 2027	JPY	103,000,000	1,223,829
Government of Japan, 2.4%, 2037	JPY	26,000,000	324,084

			$4,919,957

Netherlands – 4.6%
Kingdom of Netherlands, 3.75%, 2014	EUR	1,371,000	$1,971,392

Spain – 4.2%
Kingdom of Spain, 5%, 2012	EUR	1,222,000	$1,807,846

Sweden – 0.6%
Kingdom of Sweden, 4.5%, 2015	SEK	1,965,000	$283,060

Issuer	Shares/Par		Value ($)

BONDS – continued
Foreign Bonds – continued
United Kingdom – 8.2%
United Kingdom Treasury, 9%, 2011	GBP	292,000	$493,767
United Kingdom Treasury, 8%, 2015	GBP	769,000	1,433,294
United Kingdom Treasury, 8%, 2021	GBP	420,000	882,232
United Kingdom Treasury, 4.25%, 2036	GBP	475,000	735,381

			$3,544,674

Total Foreign Bonds			$26,157,507

U.S. Bonds – 20.0%
Asset Backed & Securitized – 2.1%
Commercial Mortgage Asset Trust, FRN, 0.896%, 2032 (i)(n)		$6,106,068	$134,647
Commercial Mortgage Pass-Through Certificates, FRN, 1.385%, 2017 (n)		331,000	273,879
Commercial Mortgage Pass-Through Certificates, FRN, 1.395%, 2017 (n)		433,234	370,805
First Union National Bank Commercial Mortgage Trust, FRN, 0.896%, 2043 (i)(n)		7,935,439	112,190

			$891,521

Mortgage Backed – 1.0%
Fannie Mae, 5.37%, 2013		$96,521	$98,788
Fannie Mae, 4.78%, 2015		71,320	72,229
Fannie Mae, 4.856%, 2015		45,689	46,088
Fannie Mae, 5.09%, 2016		59,000	60,520
Fannie Mae, 5.424%, 2016		71,409	74,813
Fannie Mae, 5.05%, 2017		54,000	55,262
Fannie Mae, 5.32%, 2017		43,355	45,054

			$452,754

Municipals – 0.9%
Minnesota Public Facilities Authority, Water Pollution Control Rev., “B”, 5%, 2018		$215,000	$239,170
New York, Dormitory Authority Rev. (New York University), BHAC, 5.5%, 2031		170,000	172,865

			$412,035

U.S. Government Agencies – 1.9%
Aid-Egypt, 4.45%, 2015		$252,000	$272,248
Small Business Administration, 5.09%, 2025		45,802	46,425
Small Business Administration, 5.21%, 2026		492,510	501,180

			$819,853

U.S. Treasury Obligations – 14.1%
U.S. Treasury Bonds, 2.375%, 2010		$1,166,000	$1,201,390
U.S. Treasury Bonds, 4.75%, 2017		766,000	915,849
U.S. Treasury Bonds, 8%, 2021		591,000	896,104
U.S. Treasury Bonds, 5.375%, 2031		159,000	218,476
U.S. Treasury Notes, 4.75%, 2012 (f)		1,230,000	1,367,991

7

Portfolio of Investments – continued

Issuer	Shares/Par	Value ($)

BONDS – continued
U.S. Bonds – continued
U.S. Treasury Obligations – continued
U.S. Treasury Notes, 4.125%, 2015	$554,000	$635,369
U.S. Treasury Notes, TIPS, 2%, 2016	881,956	844,611

		$6,079,790

Total U.S. Bonds		$8,655,953

Total Bonds (Identified Cost, $34,809,702)		$34,813,460

SHORT-TERM OBLIGATIONS (y) – 6.3%
Federal Home Loan Bank, 0.001%, due 1/02/09	$1,431,000	$1,431,000
HSBC Americas, Inc., 0.05%, due 1/02/09	1,306,000	1,305,998

Total Short-Term Obligations, at Amortized Cost and Value		$2,736,998

Issuer	Shares/Par	Value ($)

REPURCHASE AGREEMENTS – 9.1%
Goldman Sachs, 0.01%, dated 12/31/08, due 1/02/09, total to be received $1,959,001 (secured by U.S. Treasury and Federal Agency obligations and Mortgage Backed securities in a jointly traded account)	$1,959,000	$1,959,000
Morgan Stanley, 0.02%, dated 12/31/08, due 1/02/09, total to be received $1,959,002 (secured by various U.S. Treasury and Federal Agency obligations and Mortgage Backed securities in a jointly traded account)	1,959,000	1,959,000

Total Repurchase Agreements, at Cost		$3,918,000

Total Investments (Identified Cost, $41,464,700)		$41,468,458

OTHER ASSETS, LESS LIABILITIES – 4.0%		1,715,600

Net Assets – 100.0%		$43,184,058

(f)	All or a portion of the security has been segregated as collateral for an open futures contract.

(i)	Interest only security for which the fund receives interest on notional principal (Par amount). Par amount shown is the notional principal and does not reflect the cost of the security.

(n)	Securities exempt from registration under Rule 144A of the Securities Act of 1933. These securities may be sold in the ordinary course of business in transactions exempt from registration, normally to qualified institutional buyers. At period end, the aggregate value of these securities was $1,217,993, representing 2.8% of net assets.

(y)	The rate shown represents an annualized yield at time of purchase.

The following abbreviations are used in this report and are defined:

FRN	Floating Rate Note. Interest rate resets periodically and may not be the rate reported at period end.

TIPS	Treasury Inflation Protected Security

Insurers
BHAC	Berkshire Hathaway Assurance Corp.

Abbreviations indicate amounts shown in currencies other than the U.S. dollar. All amounts are stated in U.S. dollars unless otherwise indicated. A list of abbreviations is shown below:

AUD	Australian Dollar

CAD	Canadian Dollar

CHF	Swiss Franc

DKK	Danish Krone

EUR	Euro

GBP	British Pound

JPY	Japanese Yen

NOK	Norwegian Krone

SEK	Swedish Krona

8

Portfolio of Investments – continued

Derivative Contracts at 12/31/08

Forward Foreign Currency Exchange Contracts at 12/31/08

	Type	Currency	Contracts to Deliver/Receive	Settlement Date Range	In Exchange For	Contracts at Value	Net Unrealized Appreciation (Depreciation)
Appreciation
	BUY	AUD	37,134	1/07/09	$25,287	$25,885	$598
	SELL	CAD	345,086	2/19/09	287,379	279,465	7,914
	BUY	CHF	121,112	1/20/09	102,211	113,808	11,597
	BUY	DKK	314,097	1/07/2009	53,618	58,649	5,031
	BUY	EUR	31,836	2/19/09	44,000	44,174	174
	SELL	EUR	6,071,413	2/18/09-2/19/09	8,693,119	8,424,355	268,764
	SELL	GBP	1,465,238	2/17/09	2,178,189	2,104,288	73,901
	BUY	JPY	910,256,475	2/17/09-2/18/09	10,016,056	10,050,300	34,244
	SELL	JPY	64,682,642	2/17/09-2/18/09	725,000	714,178	10,822
	SELL	SEK	413,412	1/30/09	52,708	52,253	455

							$413,500

Depreciation
	SELL	AUD	705,628	1/07/09	$473,235	$491,854	$(18,619)
	SELL	DKK	309,162	1/07/09	52,000	57,728	(5,728)
	BUY	EUR	5,031,151	2/19/09	7,173,639	6,980,944	(192,695)
	SELL	EUR	76,391	2/19/09	105,667	105,995	(328)
	BUY	GBP	534,621	2/17/09	797,856	767,791	(30,065)
	BUY	JPY	110,027,442	2/18/09-2/19/09	1,227,603	1,214,863	(12,740)
	SELL	JPY	46,038,770	2/17/09	508,000	508,321	(321)
	SELL	NOK	31,329	1/14/09	4,377	4,471	(94)
	SELL	SEK	135,648	1/30/09	17,000	17,145	(145)

							$(260,735)

Futures contracts outstanding at 12/31/08

Description	Contracts	Value	Expiration Date	Unrealized Appreciation (Depreciation)
Japan Government Bonds 10 Yr (Long)	3	4,637,176	Mar-09	$26,075

At December 31, 2008, the fund had sufficient cash and/or other liquid securities to cover any commitments under these derivative contracts.

See Notes to Financial Statements

9

FINANCIAL STATEMENTS  |  STATEMENT OF ASSETS AND LIABILITIES

This statement represents your fund’s balance sheet, which details the assets and liabilities comprising the total value of the fund.

At 12/31/08
Assets
Investments, at value (identified cost, $41,464,700)	$41,468,458
Cash	818
Foreign currency, at value (identified cost, $301)	297
Receivable for forward foreign currency exchange contracts	413,500
Receivable for investments sold	1,706,801
Receivable for fund shares sold	8,410
Interest receivable	553,262
Receivable from investment adviser	7,833
Other assets	2,705
Total assets		$44,162,084
Liabilities
Payable for forward foreign currency exchange contracts	$260,735
Payable for daily variation margin on open futures contracts	123
Payable for investments purchased	559,486
Payable for fund shares reacquired	84,242
Payable to affiliates
Management fee	1,782
Distribution fees	87
Administrative services fee	82
Payable for trustees’ compensation	16
Accrued expenses and other liabilities	71,473
Total liabilities		$978,026
Net assets		$43,184,058
Net assets consist of
Paid-in capital	$39,368,377
Unrealized appreciation (depreciation) on investments and translation of assets and liabilities in foreign currencies	173,289
Accumulated net realized gain (loss) on investments and foreign currency transactions	(457,201)
Undistributed net investment income	4,099,593
Net assets		$43,184,058
Shares of beneficial interest outstanding		3,730,436
Initial Class shares
Net assets	$36,813,104
Shares outstanding	3,175,143
Net asset value per share		$11.59
Service Class shares
Net assets	$6,370,954
Shares outstanding	555,293
Net asset value per share		$11.47

See Notes to Financial Statements

10

FINANCIAL STATEMENTS  |  STATEMENT OF OPERATIONS

This statement describes how much your fund earned in investment income and accrued in expenses. It also describes any gains and/or losses generated by fund operations.

Year ended 12/31/08
Net investment income
Interest income	$1,464,159
Foreign taxes withheld	(1,243)
Total investment income		$1,462,916
Expenses
Management fee	331,778
Distribution fees	14,313
Administrative services fee	13,038
Trustees’ compensation	4,351
Custodian fee	54,814
Shareholder communications	11,267
Auditing fees	54,607
Legal fees	7,127
Miscellaneous	6,231
Total expenses		$497,526
Fees paid indirectly	(178)
Reduction of expenses by investment adviser	(40,861)
Net expenses		$456,487
Net investment income		$1,006,429
Realized and unrealized gain (loss) on investments
Realized gain (loss) (identified cost basis)
Investment transactions	$1,483,509
Futures contracts	98,786
Foreign currency transactions	1,975,856
Net realized gain (loss) on investments and foreign currency transactions		$3,558,151
Change in unrealized appreciation (depreciation)
Investments	$(686,206)
Futures contracts	12,366
Translation of assets and liabilities in foreign currencies	132,849
Net unrealized gain (loss) on investments and foreign currency translation		$(540,991)
Net realized and unrealized gain (loss) on investments and foreign currency		$3,017,160
Change in net assets from operations		$4,023,589
See Notes to Financial Statements

11

FINANCIAL STATEMENTS  |  STATEMENTS OF CHANGES IN NET ASSETS

These statements describe the increases and/or decreases in net assets resulting from operations, any distributions, and any shareholder transactions.

For years ended 12/31	2008	2007
Change in net assets
From operations
Net investment income	$1,006,429	$1,361,264
Net realized gain (loss) on investments and foreign currency transactions	3,558,151	2,069,516
Net unrealized gain (loss) on investments and foreign currency translation	(540,991)	(6,909)
Change in net assets from operations	$4,023,589	$3,423,871
Distributions declared to shareholders
From net investment income
Initial Class	$(3,124,520)	$(767,617)
Service Class	(424,166)	(65,103)
Total distributions declared to shareholders	$(3,548,686)	$(832,720)
Change in net assets from fund share transactions	$2,087,593	$(5,399,291)
Total change in net assets	$2,562,496	$(2,808,140)
Net assets
At beginning of period	40,621,562	43,429,702
At end of period (including undistributed net investment income of $4,099,593 and $3,362,337, respectively)	$43,184,058	$40,621,562

See Notes to Financial Statements

12

FINANCIAL STATEMENTS  |  FINANCIAL HIGHLIGHTS

The financial highlights table is intended to help you understand the fund’s financial performance for the past 5 years. Certain information reflects financial results for a single fund share. The total returns in the table represent the rate by which an investor would have earned (or lost) on an investment in the fund share class (assuming reinvestment of all distributions) held for the entire period.

Initial Class	Years ended 12/31
	2008	2007	2006	2005	2004
Net asset value, beginning of period	$11.43	$10.70	$10.29	$12.40	$12.92
Income (loss) from investment operations
Net investment income (d)	$0.26	$0.36	$0.34	$0.29	$0.30
Net realized and unrealized gain (loss) on investments and foreign currency	0.84	0.58	0.17	(1.10)	0.76
Total from investment operations	$1.10	$0.94	$0.51	$(0.81)	$1.06
Less distributions declared to shareholders
From net investment income	$(0.94)	$(0.21)	$—	$(1.23)	$(1.58)
From net realized gain on investments	—	—	(0.10)	(0.07)	—
Total distributions declared to shareholders	$(0.94)	$(0.21)	$(0.10)	$(1.30)	$(1.58)
Net asset value, end of period	$11.59	$11.43	$10.70	$10.29	$12.40
Total return (%) (k)(r)(s)	10.12	8.99	4.97	(7.20)	10.06
Ratios (%) (to average net assets) and Supplemental data:
Expenses before expense reductions (f)	1.09	1.08	1.13	1.03	0.98
Expenses after expense reductions (f)	1.00	1.00	1.00	1.00	N/A
Net investment income	2.31	3.33	3.21	2.64	2.48
Portfolio turnover	113	134	122	137	124
Net assets at end of period (000 Omitted)	$36,813	$36,559	$39,637	$48,203	$62,107

See Notes to Financial Statements

13

Financial Highlights – continued

Service Class	Years ended 12/31
	2008	2007	2006	2005	2004
Net asset value, beginning of period	$11.32	$10.60	$10.22	$12.33	$12.85
Income (loss) from investment operations
Net investment income (d)	$0.23	$0.33	$0.31	$0.27	$0.27
Net realized and unrealized gain (loss) on investments and foreign currency	0.84	0.58	0.17	(1.11)	0.75
Total from investment operations	$1.07	$0.91	$0.48	$(0.84)	$1.02
Less distributions declared to shareholders
From net investment income	$(0.92)	$(0.19)	$—	$(1.20)	$(1.54)
From net realized gain on investments	—	—	(0.10)	(0.07)	—
Total distributions declared to shareholders	$(0.92)	$(0.19)	$(0.10)	$(1.27)	$(1.54)
Net asset value, end of period	$11.47	$11.32	$10.60	$10.22	$12.33
Total return (%) (k)(r)(s)	9.93	8.67	4.70	(7.49)	9.80
Ratios (%) (to average net assets) and Supplemental data:
Expenses before expense reductions (f)	1.35	1.33	1.38	1.28	1.23
Expenses after expense reductions (f)	1.25	1.25	1.25	1.25	N/A
Net investment income	2.03	3.08	2.96	2.39	2.23
Portfolio turnover	113	134	122	137	124
Net assets at end of period (000 Omitted)	$6,371	$4,063	$3,793	$4,238	$4,832

(d)	Per share data is based on average shares outstanding.

(f)	Ratios do not reflect reductions from fees paid indirectly, if applicable.

(k)	The total return does not reflect expenses that apply to separate accounts. Inclusion of these charges would reduce the total return figures for all periods shown.

(r)	Certain expenses have been reduced without which performance would have been lower.

(s)	From time to time the fund may receive proceeds from litigation settlements, without which performance would be lower.

See Notes to Financial Statements

14

NOTES TO FINANCIAL STATEMENTS

(1)	Business and Organization

MFS Global Governments Portfolio (the fund) is a series of MFS Variable Insurance Trust II (the trust). The trust is organized as a Massachusetts business trust and is registered under the Investment Company Act of 1940, as amended, as an open-end management investment company. The shares of the fund are sold to variable accounts established by insurance companies to fund benefits under variable contracts issued by such companies, and qualified retirement and pension plans.

(2)	Significant Accounting Policies

General – The preparation of financial statements in conformity with U.S. generally accepted accounting principles requires management to make estimates and assumptions that affect the reported amounts of assets and liabilities, and disclosure of contingent assets and liabilities at the date of the financial statements and the reported amounts of revenues and expenses during the reporting period. Actual results could differ from those estimates. The fund can invest in foreign securities. Investments in foreign securities are vulnerable to the effects of changes in the relative values of the local currency and the U.S. dollar and to the effects of changes in each country’s legal, political, and economic environment.

Investment Valuations – Debt instruments and floating rate loans (other than short-term instruments), including restricted debt instruments, are generally valued at an evaluated or composite bid as reported by a third party pricing service. Short-term instruments with a maturity at issuance of 60 days or less may be valued at amortized cost, which approximates market value. Futures contracts are generally valued at last posted settlement price as reported by a third party pricing service on the market on which they are primarily traded. Futures contracts for which there were no trades that day for a particular position are generally valued at the closing bid quotation as reported by a third party pricing service on the market on which such futures contracts are primarily traded. Forward foreign currency contracts are generally valued at the mean of bid and asked prices for the time period interpolated from rates reported by a third party pricing service for proximate time periods. Securities and other assets generally valued on the basis of information from a third party pricing service may also be valued at a broker-dealer bid quotation. Values obtained from pricing services can utilize both dealer-supplied valuations and electronic data processing techniques, which take into account factors such as institutional-size trading in similar groups of securities, yield, quality, coupon rate, maturity, type of issue, trading characteristics, and other market data. The values of foreign securities and other assets and liabilities expressed in foreign currencies are converted to U.S. dollars using the mean of bid and asked prices for rates reported by a third party pricing service.

The Board of Trustees has delegated primary responsibility for determining or causing to be determined the value of the fund’s investments (including any fair valuation) to the adviser pursuant to valuation policies and procedures approved by the Board. If the adviser determines that reliable market quotations are not readily available, investments are valued at fair value as determined in good faith by the adviser in accordance with such procedures under the oversight of the Board of Trustees. Under the fund’s valuation policies and procedures, market quotations are not considered to be readily available for most types of debt instruments and floating rate loans and many types of derivatives. These investments are generally valued at fair value based on information from third party pricing services. In addition, investments may be valued at fair value if the adviser determines that an investment’s value has been materially affected by events occurring after the close of the exchange or market on which the investment is principally traded (such as foreign exchange or market) and prior to the determination of the fund’s net asset value, or after the halting of trading of a specific security where trading does not resume prior to the close of the exchange or market on which the security is principally traded. The adviser may rely on third party pricing services or other information (such as the correlation with price movements of similar securities in the same or other markets; the type, cost and investment characteristics of the security; the business and financial condition of the issuer; and trading and other market data) to assist in determining whether to fair value and at what value to fair value an investment. The value of an investment for purposes of calculating the fund’s net asset value can differ depending on the source and method used to determine value. When fair valuation is used, the value of investments used to determine the fund’s net asset value may differ from quoted or published prices for the same investments.

The fund adopted FASB Statement No. 157, Fair Value Measurements (the “Statement”). This Statement provides a single definition of fair value, a hierarchy for measuring fair value and expanded disclosures about fair value measurements.

Various inputs are used in determining the value of the fund’s assets or liabilities carried at market value. These inputs are categorized into three broad levels. Level 1 includes quoted prices in active markets for identical assets or liabilities. Level 2 includes other significant observable market-based inputs (including quoted prices for similar securities, interest rates, prepayment speed, and credit risk). Level 3 includes unobservable inputs, which may include the adviser’s own assumptions in determining the fair value of investments. Other financial instruments are derivative instruments not reflected in total

15

Notes to Financial Statements – continued

investments, such as futures, forwards, swap contracts and written options. The following is a summary of the levels used as of December 31, 2008 in valuing the fund’s assets or liabilities carried at market value:

	Level 1	Level 2	Level 3	Total
Investments in Securities	$—	$41,468,458	$—	$41,468,458
Other Financial Instruments	$26,075	$152,765	$—	$178,840

Repurchase Agreements – The fund may enter into repurchase agreements with approved counterparties. Each repurchase agreement is recorded at cost. The fund requires that the securities collateral in a repurchase transaction be transferred to a custodian. The fund monitors, on a daily basis, the value of the collateral to ensure that its value, including accrued interest, is greater than amounts owed to the fund under each such repurchase agreement. The fund and other funds managed by Massachusetts Financial Services Company (MFS), may utilize a joint trading account for the purpose of entering into one or more repurchase agreements.

Inflation-Adjusted Debt Securities – The fund invests in inflation-adjusted debt securities issued by the U.S. Treasury. The fund may also invest in inflation-adjusted debt securities issued by U.S. Government agencies and instrumentalities other than the U.S. Treasury and by other entities such as U.S. and foreign corporations and foreign governments. The principal value of these debt securities is adjusted through income according to changes in the Consumer Price Index or another general price or wage index. These debt securities typically pay a fixed rate of interest, but this fixed rate is applied to the inflation-adjusted principal amount. The principal paid at maturity of the debt security is typically equal to the inflation-adjusted principal amount, or the security’s original par value, whichever is greater. Other types of inflation-adjusted securities may use other methods to adjust for other measures of inflation.

Foreign Currency Translation – Purchases and sales of foreign investments, income, and expenses are converted into U.S. dollars based upon currency exchange rates prevailing on the respective dates of such transactions or on the reporting date for foreign denominated receivables and payables. Gains and losses attributable to foreign currency exchange rates on sales of securities are recorded for financial statement purposes as net realized gains and losses on investments. Gains and losses attributable to foreign exchange rate movements on receivables, payables, income and expenses are recorded for financial statement purposes as foreign currency transaction gains and losses. That portion of both realized and unrealized gains and losses on investments that results from fluctuations in foreign currency exchange rates is not separately disclosed.

Derivative Risk – The fund may invest in derivatives for hedging or non-hedging purposes. While hedging can reduce or eliminate losses, it can also reduce or eliminate gains. When the fund uses derivatives as an investment to gain market exposure, or for hedging purposes, gains and losses from derivative instruments may be substantially greater than the derivative’s original cost. Cash that has been segregated on behalf of certain derivative contracts will be reported separately on the Statement of Assets and Liabilities as restricted cash. On some over-the-counter derivatives, the fund attempts to reduce its exposure to counterparty credit risk by entering into an ISDA Master Agreement on a bilateral basis with each of the counterparties with whom it undertakes a significant volume of transactions. The ISDA Master Agreement gives the fund the right, upon an event of default by the applicable counterparty, to close out all transactions traded under such agreement and to net amounts owed under each transaction to one net amount payable by one party to the other. This right to close out and net payments across all transactions traded under the ISDA Master Agreement could result in a reduction of the fund’s credit risk to such counterparty equal to any amounts payable by the fund under the applicable transactions, if any. However, absent an event of default by the counterparty, the ISDA Master Agreement does not result in an offset of reported balance sheet assets and liabilities across transactions between the fund and the applicable counterparty. Derivative instruments include futures contracts and forward foreign currency exchange contracts.

In March 2008, FASB Statement No. 161, Disclosures about Derivative Instruments and Hedging Activities (the “Standard”) was issued, and is effective for financial statements issued for fiscal years and interim periods beginning after November 15, 2008. This Standard provides enhanced disclosures about the fund’s use of and accounting for derivative instruments and the effect of derivative instruments on the fund’s results of operations and financial position. Management is evaluating the application of the Standard to the fund, and has not at this time determined the impact, if any, resulting from the adoption of this Standard on the fund’s financial statements.

FASB Staff Position (FSP) 133-1 was implemented during the period. FSP 133-1 amends FAS 133 to require sellers of credit derivatives to make disclosures that will enable financial statement users to assess the potential effects of those credit derivatives on an entity’s financial position, financial performance and cash flows. There was no impact from implementing FSP 133-1 as the fund did not hold any of these credit derivatives at period end.

Futures Contracts – The fund may enter into futures contracts for the delayed delivery of securities or currency, or contracts based on financial indices at a fixed price on a future date. In entering such contracts, the fund is required to deposit with the broker either in cash or securities an amount equal to a certain percentage of the contract amount. Subsequent payments are

16

Notes to Financial Statements – continued

made or received by the fund each day, depending on the daily fluctuations in the value of the contract, and are recorded for financial statement purposes as unrealized gains or losses by the fund. Upon entering into such contracts, the fund bears the risk of interest or exchange rates or securities prices moving unexpectedly, in which case, the fund may not achieve the anticipated benefits of the futures contracts and may realize a loss.

Forward Foreign Currency Exchange Contracts – The fund may enter into forward foreign currency exchange contracts for the purchase or sale of a specific foreign currency at a fixed price on a future date. Risks may arise upon entering into these contracts from the potential inability of counterparties to meet the terms of their contracts and from unanticipated movements in the value of the contract. The fund may enter into forward foreign currency exchange contracts for hedging purposes as well as for non-hedging purposes. For hedging purposes, the fund may enter into contracts to deliver or receive foreign currency it will receive from or require for its normal investment activities. The fund may also use contracts in a manner intended to protect foreign currency denominated securities from declines in value due to unfavorable exchange rate movements. For non-hedging purposes, the fund may enter into contracts with the intent of changing the relative exposure of the fund’s portfolio of securities to different currencies to take advantage of anticipated changes. The forward foreign currency exchange contracts are adjusted by the daily exchange rate of the underlying currency and any gains or losses are recorded as unrealized until the contract settlement date. On contract settlement date, the gains or losses are recorded as realized gains or losses on foreign currency transactions.

Indemnifications – Under the fund’s organizational documents, its officers and trustees may be indemnified against certain liabilities and expenses arising out of the performance of their duties to the fund. Additionally, in the normal course of business, the fund enters into agreements with service providers that may contain indemnification clauses. The fund’s maximum exposure under these agreements is unknown as this would involve future claims that may be made against the fund that have not yet occurred.

Investment Transactions and Income – Investment transactions are recorded on the trade date. Interest income is recorded on the accrual basis. All premium and discount is amortized or accreted for financial statement purposes in accordance with U.S. generally accepted accounting principles.

The fund may receive proceeds from litigation settlements. Any proceeds received from litigation involving portfolio holdings are reflected in the Statement of Operations in realized gain/loss if the security has been disposed of by the fund or in unrealized gain/loss if the security is still held by the fund. Any other proceeds from litigation not related to portfolio holdings are reflected as other income in the Statement of Operations.

Fees Paid Indirectly – The fund’s custody fee may be reduced according to an arrangement that measures the value of cash deposited with the custodian by the fund. This amount, for the year ended December 31, 2008, is shown as a reduction of total expenses on the Statement of Operations.

Tax Matters and Distributions – The fund intends to qualify as a regulated investment company, as defined under Subchapter M of the Internal Revenue Code, and to distribute all of its taxable income, including realized capital gains. As a result, no provision for federal income tax is required. Each of the fund’s federal tax returns for the prior three fiscal years remain subject to examination by the Internal Revenue Service. Foreign taxes, if any, have been accrued by the fund in the accompanying financial statements.

Distributions to shareholders are recorded on the ex-dividend date. Income and capital gain distributions are determined in accordance with income tax regulations, which may differ from U.S. generally accepted accounting principles. Certain capital accounts in the financial statements are periodically adjusted for permanent differences in order to reflect their tax character. These adjustments have no impact on net assets or net asset value per share. Temporary differences which arise from recognizing certain items of income, expense, gain or loss in different periods for financial statement and tax purposes will reverse at some time in the future. Distributions in excess of net investment income or net realized gains are temporary overdistributions for financial statement purposes resulting from differences in the recognition or classification of income or distributions for financial statement and tax purposes.

Book/tax differences primarily relate to amortization and accretion of debt securities, wash sale loss deferrals, straddle loss deferrals, foreign currency transactions, and derivative transactions.

The tax character of distributions declared to shareholders for the last two fiscal years is as follows:

	12/31/08	12/31/07
Ordinary income (including any short-term capital gains)	$3,548,686	$832,720

17

Notes to Financial Statements – continued

The federal tax cost and the tax basis components of distributable earnings were as follows:

As of 12/31/08
Cost of investments	$41,717,565
Gross appreciation	1,525,661
Gross depreciation	(1,774,768)
Net unrealized appreciation (depreciation)	$(249,107)
Undistributed ordinary income	4,465,503
Capital loss carryforwards	(171,838)
Other temporary differences	(228,877)

As of December 31, 2008, the fund had capital loss carryforwards available to offset future realized gains. Such losses expire as follows:

12/31/14	$(78,301)
12/31/15	(93,537)
$(171,838)

Multiple Classes of Shares of Beneficial Interest – The fund offers multiple classes of shares, which differ in their respective distribution fees. The fund’s income, realized and unrealized gain (loss), and common expenses are allocated to shareholders based on the daily net assets of each class. Dividends are declared separately for each class. Differences in per share dividend rates are generally due to differences in separate class expenses.

(3)	Transactions with Affiliates

Investment Adviser – The fund has an investment advisory agreement with MFS to provide overall investment management and related administrative services and facilities to the fund. The management fee is computed daily and paid monthly at the following annual rates:

First $300 million of average daily net assets	0.75%
Average daily net assets in excess of $300 million	0.675%

The management fee incurred for the year ended December 31, 2008 was equivalent to an annual effective rate of 0.75% of the fund’s average daily net assets.

The investment adviser has agreed in writing to pay a portion of the fund’s total annual operating expenses, exclusive of interest, taxes, brokerage commissions, and extraordinary expenses, such that the total annual operating expenses of the fund do not exceed 1.25% of the fund’s average daily net assets. MFS’ agreement to limit the fund’s operating expenses is contained in the investment advisory agreement between MFS and the fund and may not be rescinded without shareholder approval. In addition, the investment adviser has voluntarily agreed to pay a portion of the fund’s total annual operating expenses, exclusive of interest, taxes, brokerage commissions, and extraordinary expenses, such that total annual operating expenses do not exceed 1.00% annually of the fund’s average daily net assets attributable to Initial Class shares. This voluntarily agreement may be changed or rescinded at any time by MFS. For the year ended December 31, 2008, this reduction amounted to $40,861 and is reflected as a reduction of total expenses in the Statement of Operations.

Distributor – MFS Fund Distributors, Inc. (MFD), a wholly-owned subsidiary of MFS, is the distributor of shares of the fund. The Trustees have adopted a distribution plan for the Service Class shares pursuant to Rule 12b-1 under the Investment Company Act of 1940.

The fund’s distribution plan provides that the fund will pay MFD distribution fees equal to 0.25% per annum of its average daily net assets attributable to Service Class shares as partial consideration for services performed and expenses incurred by MFD and financial intermediaries (including participating insurance companies that invest in the fund to fund variable annuity and variable life insurance contracts, sponsors of qualified retirement and pension plans that invest in the fund, and affiliates of these participating insurance companies and plan sponsors) in connection with the sale and distribution of the Service Class shares. MFD may subsequently pay all, or a portion, of the distribution fees to financial intermediaries.

Shareholder Servicing Agent – MFS Service Center, Inc. (MFSC), a wholly-owned subsidiary of MFS, has contracted to provide transfer agent and recordkeeping functions in connection with the issuance, transfer, and redemption of each class of shares of the fund under a Shareholder Servicing Agent Agreement. During the year ended December 31, 2008, the fund did not pay MFSC a fee for this service.

Administrator – MFS provides certain financial, legal, shareholder communications, compliance, and other administrative services to the fund. Under an administrative services agreement, the fund partially reimburses MFS the costs incurred to provide these services. The fund is charged an annual fixed amount of $10,000 plus a fee based on average daily net assets.

18

Notes to Financial Statements – continued

The administrative services fee incurred for the year ended December 31, 2008 was equivalent to an annual effective rate of 0.0295% of the fund’s average daily net assets.

Trustees’ and Officers’ Compensation – The fund pays compensation to trustees in the form of a retainer, attendance fees, and additional compensation to the Board chairperson. The fund does not pay compensation directly to officers of the fund who are also officers of the investment adviser, all of whom receive remuneration for their services to the fund from MFS. Certain officers of the fund are officers or directors of MFS, MFD, and MFSC.

Other – This fund and certain other MFS funds (the funds) have entered into services agreements (the Agreements) which provide for payment of fees by the funds to Tarantino LLC and Griffin Compliance LLC in return for the provision of services of an Independent Chief Compliance Officer (ICCO) and Assistant ICCO, respectively, for the funds. The ICCO and Assistant ICCO are officers of the funds and the sole members of Tarantino LLC and Griffin Compliance LLC, respectively. The funds can terminate the Agreements with Tarantino LLC and Griffin Compliance LLC at any time under the terms of the Agreements. MFS has agreed to bear all expenses associated with office space, other administrative support, and supplies provided to the ICCO and Assistant ICCO. For the year ended December 31, 2008, the aggregate fees paid by the fund to Tarantino LLC and Griffin Compliance LLC were $442 and are included in miscellaneous expense on the Statement of Operations.

(4)	Portfolio Securities

Purchases and sales of investments, other than purchased option transactions and short-term obligations, were as follows:

	Purchases	Sales
U.S. Government securities	$20,795,103	$19,993,835
Investments (non-U.S. Government securities)	$21,904,272	$21,348,877

(5)	Shares of Beneficial Interest

The fund’s Declaration of Trust permits the Trustees to issue an unlimited number of full and fractional shares of beneficial interest. Transactions in fund shares were as follows:

	Year ended 12/31/08		Year ended 12/31/07
	Shares	Amount	Shares	Amount
Shares sold
Initial Class	772,478	$8,906,496	358,978	$3,895,230
Service Class	451,093	5,027,476	71,703	777,100
	1,223,571	$13,933,972	430,681	$4,672,330
Shares issued to shareholders in reinvestment of distributions
Initial Class	284,565	$3,124,520	72,417	$767,617
Service Class	38,986	424,166	6,188	65,103
	323,551	$3,548,686	78,605	$832,720
Shares reacquired
Initial Class	(1,081,689)	$(12,174,656)	(936,883)	$(10,085,772)
Service Class	(293,668)	(3,220,409)	(76,814)	(818,569)
	(1,375,357)	$(15,395,065)	(1,013,697)	$(10,904,341)
Net change
Initial Class	(24,646)	$(143,640)	(505,488)	$(5,422,925)
Service Class	196,411	2,231,233	1,077	23,634
	171,765	$2,087,593	(504,411)	$(5,399,291)

(6)	Line of Credit

The fund and other funds managed by MFS participate in a $1 billion unsecured committed line of credit provided by a syndication of banks under a credit agreement. In addition, the fund and other funds managed by MFS have established uncommitted borrowing arrangements with certain banks. Borrowings may be made for temporary financing needs. Interest is charged to the fund, based on its borrowings, generally at a rate equal to the Federal Reserve funds rate plus 0.30%. In addition, a commitment fee, based on the average daily, unused portion of the committed line of credit, is allocated among the participating funds at the end of each calendar quarter. For the year ended December 31, 2008, the fund’s commitment fee and interest expense were $234 and $0, respectively, and are included in miscellaneous expense on the Statement of Operations.

19

REPORT OF INDEPENDENT REGISTERED PUBLIC ACCOUNTING FIRM

To the Board of Trustees of MFS Variable Insurance Trust II and the Shareholders of

MFS Global Governments Portfolio:

We have audited the accompanying statement of assets and liabilities, including the portfolio of investments, of MFS Global Governments Portfolio (the “Fund”) (one of the portfolios comprising MFS Variable Insurance Trust II) as of December 31, 2008, and the related statement of operations for the year then ended, the statements of changes in net assets for each of the two years in the period then ended, and the financial highlights for each of the five years in the period then ended. These financial statements and financial highlights are the responsibility of the Fund’s management. Our responsibility is to express an opinion on these financial statements and financial highlights based on our audits.

We conducted our audits in accordance with the standards of the Public Company Accounting Oversight Board (United States). Those standards require that we plan and perform the audit to obtain reasonable assurance about whether the financial statements and financial highlights are free of material misstatement. The Fund is not required to have, nor were we engaged to perform, an audit of its internal control over financial reporting. Our audits included consideration of internal control over financial reporting as a basis for designing audit procedures that are appropriate in the circumstances, but not for the purpose of expressing an opinion on the effectiveness of the Fund’s internal control over financial reporting. Accordingly, we express no such opinion. An audit also includes examining, on a test basis, evidence supporting the amounts and disclosures in the financial statements, assessing the accounting principles used and significant estimates made by management, as well as evaluating the overall financial statement presentation. Our procedures included confirmation of securities owned as of December 31, 2008, by correspondence with the custodian and brokers; where replies were not received from brokers, we performed other auditing procedures. We believe that our audits provide a reasonable basis for our opinion.

In our opinion, the financial statements and financial highlights referred to above present fairly, in all material respects, the financial position of MFS Global Governments Portfolio as of December 31, 2008, the results of its operations for the year then ended, the changes in its net assets for each of the two years in the period then ended, and the financial highlights for each of the five years in the period then ended, in conformity with accounting principles generally accepted in the United States of America.

DELOITTE & TOUCHE LLP

Boston, Massachusetts

February 19, 2009

20

TRUSTEES AND OFFICERS – IDENTIFICATION AND BACKGROUND

The Trustees and officers of the Trust, as of February 1, 2009, are listed below, together with their principal occupations during the past five years. (Their titles may have varied during that period.) The address of each Trustee and officer is 500 Boylston Street, Boston, Massachusetts 02116.

Name, Date of Birth	Position(s) Held with Fund	Trustee/Officer Since (1)	Principal Occupations During the Past Five Years and Other Directorships (2)
INTERESTED TRUSTEE
David D. Horn (3) (born 6/07/41)	Trustee	April 1986	Private investor; Sun Life Assurance Company of Canada, Senior Vice President and General Manager for the United States (until 1997); Director (until March 2004)

INDEPENDENT TRUSTEES
J. Kermit Birchfield (born 1/08/40)	Chairman	May 1997	Consultant; Century Partners, Inc. (investments), Director; Displaytech, Inc. (technology), Director; Dessin Fournir LLC (furniture manufacturer), Director (2005 to present); Intermountain Gas Company, Inc. & Intermountain Industries, Inc. (oil & gas exploration and production), Director; Site Watch LLC (software to monitor oil tanks), Managing Director (2006 to present); Juridica Investments (fund investing in judicial matters), Director (2007 to present); HPSC, Inc. (medical financing), Director (until January 2004)

Robert C. Bishop (born 1/13/43)	Trustee	May 2001	AutoImmune, Inc. (pharmaceutical product development), Chairman, President and Chief Executive Officer; Caliper Life Sciences Corp. (laboratory analytical instruments), Director; Millipore Corporation (purification/filtration products), Director; Waterstreet Capital (leverage buyouts), Advisory Board (August 2006 to present); Optobionics Corporation (ophthalmic devices), Director (2002 to 2007)

Frederick H. Dulles (born 3/12/42)	Trustee	May 2001	Ten State International Law PLLC (law firm), Of Counsel (since 2006); Prudential Carolina Real Estate, (real estate), Broker (since 2006); Free Enterprise Foundation, Inc. (research institute), Director & Secretary (until 2008); Disher, Hamrick & Myers Residential, Inc. (real estate) Broker (2005 until 2006); Frederick H. Dulles law practice (until 2006); Ten State Street LLP (law firm), Member (until 2005)

Marcia A. Kean (born 6/30/48)	Trustee	April 2005	Feinstein Kean Healthcare (consulting), Chief Executive Officer

Ronald G. Steinhart (born 6/15/40)	Trustee	May 2001	Private investor; Penske Automotive Group (automotive retailer), Director; Animal Health International, Inc. (animal health products), Director (since 2007); Texas Industries (concrete/aggregates/cement), Director (since 2007); Penson Worldwide, Inc. (securities clearance), Director (since 2006); Carreker Corporation (technology consulting) Director (until 2005); Prentiss Properties Trust (real estate investment trust), Director (until 2006)

Haviland Wright (born 7/21/48)	Trustee	May 2001	Profitability of Hawaii (software), Chief Development Officer (since December 2008); Elixir Technologies Corporation (software) Director (since 2005); Nano Loa Inc. (liquid crystal displays), Director

TRUSTEE EMERITUS
Samuel Adams (born 10/19/25)	Trustee Emeritus		Retired; K&L Gates LLP (law firm), Of Counsel

OFFICERS
Maria F. Dwyer (4) (born 12/01/58)	President	November 2005	Massachusetts Financial Services Company, Executive Vice President and Chief Regulatory Officer (since March 2004) Chief Compliance Officer (since December 2006); Fidelity Management & Research Company, Vice President (prior to March 2004); Fidelity Group of Funds, President and Treasurer (until March 2004)

Christopher R. Bohane (4) (born 1/18/74)	Assistant Secretary and Assistant Clerk	July 2005	Massachusetts Financial Services Company, Vice President and Senior Counsel

John M. Corcoran (4) (born 4/13/65)	Treasurer	October 2008	Massachusetts Financial Services Company, Senior Vice President (since October 2008); State Street Bank and Trust (financial services provider), Senior Vice President, (until September 2008)

Ethan D. Corey (4) (born 11/21/63)	Assistant Secretary and Assistant Clerk	July 2005	Massachusetts Financial Services Company, Senior Vice President and Associate General Counsel (since 2004); Dechert LLP (law firm), Counsel (prior to December 2004)

David L. DiLorenzo (4) (born 8/10/68)	Assistant Treasurer	July 2005	Massachusetts Financial Services Company, Vice President (since June 2005); JP Morgan Investor Services, Vice President (until June 2005)

Timothy M. Fagan (4) (born 7/10/68)	Assistant Secretary and Assistant Clerk	September 2005	Massachusetts Financial Services Company, Vice President and Senior Counsel (since September 2005); John Hancock Advisers, LLC, Vice President, Senior Attorney and Chief Compliance Officer (until August 2005)

21

Trustees and Officers – continued

Name, Date of Birth	Position(s) Held with Fund	Trustee/Officer Since (1)	Principal Occupations During the Past Five Years and Other Directorships (2)
Mark D. Fischer (4) (born 10/27/70)	Assistant Treasurer	July 2005	Massachusetts Financial Services Company, Vice President (since May 2005); JP Morgan Investment Management Company, Vice President (until May 2005)

Robyn L. Griffin (born 7/04/75)	Assistant Independent Chief Compliance Officer	August 2008	Griffin Compliance LLC (provider of compliance services), Principal (since August 2008); State Street Corporation (financial services provider), Mutual Fund Administration Assistant Vice President (October 2006 – July 2008); Liberty Mutual Group (insurance), Personal Market Assistant Controller (April 2006 – October 2006); Deloitte & Touche LLP (professional services firm), Senior Manager (prior to April 2006)

Brian E. Langenfeld (4) (born 3/07/73)	Assistant Secretary and Assistant Clerk	May 2006	Massachusetts Financial Services Company, Vice President and Senior Counsel (since May 2006); John Hancock Advisers, LLC, Assistant Vice President and Counsel (until April 2006)

Ellen Moynihan (4) (born 11/13/57)	Assistant Treasurer	May 1997	Massachusetts Financial Services Company, Senior Vice President

Susan S. Newton (4) (born 3/07/50)	Assistant Secretary and Assistant Clerk	May 2005	Massachusetts Financial Services Company, Senior Vice President and Associate General Counsel (since April 2005); John Hancock Advisers, LLC, Senior Vice President, Secretary and Chief Legal Officer (until April 2005)

Susan A. Pereira (4) (born 11/05/70)	Assistant Secretary and Assistant Clerk	July 2005	Massachusetts Financial Services Company, Vice President and Senior Counsel (since June 2004); Bingham McCutchen LLP (law firm), Associate (until June 2004)

Mark N. Polebaum (4) (born 5/01/52)	Secretary and Clerk	February 2006	Massachusetts Financial Services Company, Executive Vice President, General Counsel and Secretary (since January 2006); Wilmer Cutler Pickering Hale and Dorr LLP (law firm), Partner (until January 2006)

Frank L. Tarantino (born 3/07/44)	Independent Chief Compliance Officer	September 2004	Tarantino LLC (provider of compliance services), Principal (since June 2004); CRA Business Strategies Group (consulting services), Executive Vice President (until June 2004)

Richard S. Weitzel (4) (born 7/16/70)	Assistant Secretary and Assistant Clerk	October 2007	Massachusetts Financial Services Company, Vice President and Assistant General Counsel (since 2004); Massachusetts Department of Business and Technology, General Counsel (until April 2004)

James O. Yost (4) (born 6/12/60)	Assistant Treasurer	April 1992	Massachusetts Financial Services Company, Senior Vice President

(1)	Date first appointed to serve as Trustee/Officer of an MFS fund or a Compass variable account. Each Trustee has served continuously since appointment.

(2)	Directorships or trusteeships of companies required to report to the Securities and Exchange Commission (i.e., “public companies”).

(3)	“Interested person” of the Trust, within the meaning of the Investment Company Act of 1940 (referred to as the 1940 Act), which is the principal federal law governing investment companies like the Trust, as a result of position with Sun Life of Canada (U.S.). The address of Sun Life of Canada (U.S.) is One Sun Life Executive Park, Wellesley Hills, Massachusetts 02481.

(4)	“Interested person” of MFS within the meaning of the 1940 Act. The address of MFS is 500 Boylston Street, Boston, Massachusetts 02116.

The Trust does not hold annual meetings for the purpose of electing Trustees, and Trustees are not elected for fixed terms. Each Trustee and officer holds office until his or her successor is chosen and qualified, or until his or her earlier death, resignation, retirement or removal.

All Trustees currently serve as Trustees of the Trust and have served in that capacity since originally elected or appointed. All of the Trustees are also Managers of the Compass Variable Accounts. The executive officers of the Trust hold similar offices for the Compass Variable Accounts and other funds in the MFS fund complex. As of January 1, 2009, each Trustee serves as a Trustee or Manager of 35 Accounts/Funds.

The Statement of Additional Information contains further information about the Trustees and is available without charge upon request by calling 1-800-752-7215.

Investment Adviser Massachusetts Financial Services Company 500 Boylston Street, Boston, MA 02116-3741	Custodian State Street Bank and Trust 1 Lincoln Street, Boston, MA 02111-2900
Distributor MFS Fund Distributors, Inc. 500 Boylston Street, Boston, MA 02116-3741	Independent Registered Public Accounting Firm Deloitte & Touche LLP 200 Berkeley Street, Boston, MA 02116
Portfolio Managers Matthew Ryan Erik Weisman

22

BOARD REVIEW OF INVESTMENT ADVISORY AGREEMENT

The Investment Company Act of 1940 requires that both the full Board of Trustees and a majority of the non-interested (“independent”) Trustees, voting separately, annually approve the continuation of the investment advisory agreement between MFS Variable Insurance Trust II (the “Trust”) and Massachusetts Financial Services Company (“MFS”) on behalf of the Fund. The Trustees consider matters bearing on the Fund and the advisory arrangements at their meetings throughout the year, including a review of performance data at each regular meeting. In addition, the independent Trustees met in May and again in July 2008 (“contract review meetings”) for the specific purpose of considering whether to approve the continuation of the investment advisory agreement for the Fund. The independent Trustees were assisted in their evaluation of the investment advisory agreement by independent legal counsel, from whom they received separate legal advice and with whom they met separately from MFS management during various contract review meetings. The independent Trustees were also assisted in this process by the Fund’s Independent Chief Compliance Officer, a full-time senior officer appointed by and reporting to the independent Trustees.

In connection with their deliberations, the Trustees, including the independent Trustees, considered such information and factors as they believed, in light of the legal advice furnished to them and their own business judgment, to be relevant. The investment advisory agreement was considered separately for the Fund, although the Trustees also took into account the common interests of all Funds in the Trust in their review. As described below, the Trustees considered the nature, quality, and extent of the various investment advisory, administrative, and shareholder services performed by MFS under the existing investment advisory agreement and other arrangements with the Trust.

In connection with their contract review meetings, the Trustees received and relied upon materials which included, among other items: (i) information provided by Lipper Inc. on the investment performance of the Fund for various time periods ended December 31, 2007, compared to the investment performance of a group of funds with substantially similar investment classifications/objectives (the “Lipper performance universe”), (ii) information provided by Lipper Inc. on the Fund’s advisory fees and other expenses compared to the advisory fees and other expenses of comparable funds identified by Lipper (the “Lipper expense group”), (iii) information provided by MFS on the advisory fees of comparable portfolios of its other clients, including institutional separate account and other clients, (iv) information as to whether expense waivers, reimbursements or fee “breakpoints” are observed for the Fund, (v) information regarding MFS’ financial results and financial condition, including MFS’ and certain of its affiliates’ estimated profitability from services performed for the Fund, (vi) MFS’ views regarding the outlook for the mutual fund industry and its strategic business plans, (vii) descriptions of various functions performed by MFS for the Trust, such as compliance monitoring and portfolio trading practices, and (viii) information regarding the overall organization of MFS, including information about MFS’ senior management and other personnel providing investment advisory, administrative and other services to the Fund. The comparative performance, fee and expense information prepared and provided by Lipper Inc. was not independently verified, and the independent Trustees did not independently verify any information provided to them by MFS.

The Trustees’ conclusion as to the continuation of the investment advisory agreement was based on comprehensive consideration of all information provided to the Trustees and not the result of any single factor. Some of the factors that figured particularly in the Trustees’ deliberations are described below for the Fund, while individual Trustees may have given different weight to various factors and evaluated the information presented as a whole differently than another Trustee. The Trustees recognized that the fee arrangements for the Fund reflect years of review and discussion between the independent Trustees and MFS, that certain aspects of such arrangements may receive greater scrutiny in some years than others, and that the Trustees’ conclusions may be based, in part, on their consideration of these same arrangements during the course of the year and in prior years.

Based on information provided by Lipper Inc., the Trustees compared the Fund’s total return investment performance to the performance of a peer group of funds over various time periods. The Trustees placed particular emphasis on the total return performance of the Fund’s Initial Class shares in comparison to the performance of funds in its Lipper performance universe over the one-, three- and five-year periods. The Trustees did not rely on performance results for more recent periods, including those shown elsewhere in this report.

The Trustees noted the performance of the Fund’s Initial Class shares was in the 3rd quintile relative to the other funds in the Lipper Classification Index for the one-year period (the 1st quintile being the best performers and the 5th quintile being the worst performers). The total return performance of the Fund was in the 5th quintile for the three-year period and the 4th quintile for the five-year period ended December 31, 2007, relative to the Lipper performance universe. Based on the nature and quality of services provided by MFS, the Board of Trustees concluded that the Fund’s performance was adequate.

In the course of their deliberations, the Trustees took into account information provided by MFS during contract review meetings, as well as during investment review meetings conducted with portfolio management personnel during the course of the year.

23

Board Review of Investment Advisory Agreement – continued

In assessing the reasonableness of the Fund’s advisory fee, the Trustees considered, among other information, the Fund’s advisory fee and the total expense ratio of the Fund’s Initial Class shares as a percentage of average daily net assets, compared to the advisory fee and total expense ratios of its peer group of funds based on information provided by Lipper Inc. The Trustees also considered the advisory fees charged by MFS to institutional accounts. In comparing these fees, the Trustees considered the generally broader scope of services provided by MFS to the Trust than those provided to institutional accounts. The Trustees also considered the higher demands placed on MFS’ investment personnel and trading infrastructure as a result of the daily cash in-flows and out-flows of the Fund, and the impact on MFS and related expenses due to the more extensive regulatory regime to which the Fund is subject, compared to institutional accounts.

In considering the fees, the Trustees noted from the Lipper data that the Fund’s effective advisory fee rate was at the median and total expense ratio was approximately at the median of such fees and expenses of funds in the Lipper expense group. In addition, the Trustees noted that MFS currently observes an expense limitation for the Fund. The Trustees further concluded that the existing breakpoint was sufficient to allow the Fund to benefit from economies of scale as its assets grow. The Trustees concluded that the fees were reasonable in light of the nature and quality of services provided.

The Trustees also considered information prepared by MFS relating to its costs and profits with respect to the Fund and other investment companies and accounts advised by MFS, as well as MFS’ methodologies used to determine and allocate its costs to the Fund and other accounts and products for purposes of estimating profitability.

After reviewing these and other factors described below, the Trustees concluded that the advisory fees charged to the Fund represent reasonable compensation in light of the nature and quality of the services being provided by MFS.

In addition, the Trustees considered MFS’ resources and related efforts to continue to retain, attract and motivate capable personnel to serve the Fund. The Trustees also considered the financial resources of MFS and its parent, Sun Life Financial Inc. The Trustees further considered any advantages and possible disadvantages of having an adviser which also serves other investment companies as well as institutional accounts.

The Trustees also considered the nature, quality, cost, and extent of administrative, transfer agency, and distribution services provided to the Fund by MFS and its affiliates under agreements and plans other than the investment advisory agreement, including the 12b-1 fees the Fund pays to MFS Fund Distributors, Inc., an affiliate of MFS. The Trustees also considered the nature, extent and quality of certain other services MFS performs or arranges on the Fund’s behalf, which may include securities lending programs, directed expense payment programs, class action recovery programs, and MFS’ interaction with third-party service providers, principally custodians and sub-custodians. The Trustees concluded that the various non-advisory services provided by MFS and its affiliates on behalf of the Fund were satisfactory. The Trustees also considered the benefits to MFS from the use of the Fund’s portfolio brokerage commissions to pay for research and other similar services and various other factors. Additionally, the Trustees considered so-called “fall-out benefits” to MFS such as reputational value derived from serving as investment manager to the Trust, and determined that any such benefits derived by MFS were reasonable and fair.

Based on their evaluation of factors that they deemed to be material, including those factors described above, the Board of Trustees, including a majority of the independent Trustees, concluded that the investment advisory agreement should be continued for an additional one-year period, commencing September 1, 2008.

A discussion regarding the Board’s most recent review and renewal of the fund’s Investment Advisory Agreement with MFS is available by clicking on the fund’s name under “Variable Insurance Portfolios-VIT II” in the “Products & Performance” section on the MFS Web site (mfs.com).

24

PROXY VOTING POLICIES AND INFORMATION

A general description of the MFS funds’ proxy voting policies and procedures is available without charge, upon request, by calling
1-800-225-2606, by visiting the Proxy Voting section of mfs.com or by visiting the SEC’s Web site at http://www.sec.gov.

Information regarding how the fund voted proxies relating to portfolio securities during the most recent twelve-month period ended June 30 is available without charge by visiting the Proxy Voting section of mfs.com or by visiting the SEC’s Web site at http://www.sec.gov.

QUARTERLY PORTFOLIO DISCLOSURE

The fund will file a complete schedule of portfolio holdings with the Securities and Exchange Commission (the Commission) for the first and third quarters of each fiscal year on Form N-Q. The fund’s Form N-Q may be reviewed and copied at the:

Public Reference Room

Securities and Exchange Commission

100 F Street, NE, Room 1580

Washington, D.C. 20549

Information on the operation of the Public Reference Room may be obtained by calling the Commission at 1-800-SEC-0330. The fund’s Form N-Q is available on the EDGAR database on the Commission’s Internet Web site at http://www.sec.gov, and copies of this information may be obtained, upon payment of a duplicating fee, by electronic request at the following e-mail address: publicinfo@sec.gov or by writing the Public Reference Section at the above address.

25

MFS® PRIVACY NOTICE

Privacy is a concern for every investor today. At MFS Investment Management® and the MFS funds, we take this concern very seriously. We want you to understand our policies about the investment products and services that we offer, and how we protect the nonpublic personal information of investors who have a direct relationship with us and our wholly owned subsidiaries.

Throughout our business relationship, you provide us with personal information. We maintain information and records about you, your investments, and the services you use. Examples of the nonpublic personal information we maintain include

•	data from investment applications and other forms
•	share balances and transactional history with us, our affiliates, or others
•	facts from a consumer reporting agency

We do not disclose any nonpublic personal information about our customers or former customers to anyone, except as permitted by law. We may share nonpublic personal information with third parties or certain of our affiliates in connection with servicing your account or processing your transactions. We may share information with companies or financial institutions that perform marketing services on our behalf or with other financial institutions with which we have joint marketing arrangements, subject to any legal requirements.

Authorization to access your nonpublic personal information is limited to appropriate personnel who provide products, services, or information to you. We maintain physical, electronic, and procedural safeguards to help protect the personal information we collect about you.

If you have any questions about the MFS privacy policy, please call 1-800-225-2606 any business day between 8 a.m. and 8 p.m. Eastern time.

Note: If you own MFS products or receive MFS services in the name of a third party such as a bank or broker-dealer, their privacy policy may apply to you instead of ours.

26

MFS® High Yield Portfolio

MFS® Variable Insurance Trust II

Annual report

12/31/08

HYS-ANN

MFS® HIGH YIELD PORTFOLIO

The report is prepared for the general information of contract owners. It is authorized for distribution to prospective investors only when preceded or accompanied by a current prospectus.

NOT FDIC INSURED • MAY LOSE VALUE • NO BANK GUARANTEE • NOT A DEPOSIT • NOT INSURED BY ANY FEDERAL GOVERNMENT AGENCY OR NCUA/NCUSIF

LETTER FROM THE CEO

Dear Contract Owners:

The market downturns and economic setbacks of late probably rank among the worst financial declines most of us have experienced. Inevitably, people may be questioning their commitment to investing. Still, it is important to remember that downturns are an inescapable part of the business cycle. Such troughs have been seen before, and if we can use history as a guide, market recoveries typically have followed.

Recent events have clearly shown us the value of certain types of investments. In this environment, two of the hallmarks of mutual funds — transparency and liquidity — have become critically important. Unlike some other types of investments, the operations of mutual funds are relatively transparent to their shareholders. With their daily redemption feature, mutual funds also generally provide easy, convenient access to one’s money. Through these recent market upheavals, this level of liquidity enhanced the ability of mutual fund investors to respond and modify their investments as they and their advisors saw fit — a flexibility that those in less liquid investments simply did not have at their disposal.

At MFS® we take particular pride in how well mutual funds can serve investors because we invented the mutual fund in the United States. Established in 1924, Massachusetts Investors Trust was the nation’s first fund. Recent market events only reinforce what we have learned through 85 years — that mutual funds provide unique features that are important to investors in any type of market climate.

Respectfully,

Robert J. Manning

Chief Executive Officer and Chief Investment Officer

MFS Investment Management®

February 17, 2009

The opinions expressed in this letter are subject to change, may not be relied upon for investment advice, and no forecasts can be guaranteed.

Before investing, consider the fund’s investment objectives, risks, charges, and expenses. For a prospectus containing this and other information, contact your investment professional or view online. Read it carefully.

MFS Fund Distributors, Inc., 500 Boylston Street, Boston, MA 02116

1

PORTFOLIO COMPOSITION

Portfolio structure (i)

Top five industries (i)
Medical & Health Technology & Services	8.7%
Utilities – Electric Power	7.4%
Energy – Independent	5.4%
Gaming & Lodging	5.1%
Automotive	4.7%

Credit quality of bonds (r)
AAA	4.2%
AA	0.9%
A	2.3%
BBB	1.6%
BB	24.6%
B	47.0%
CCC	15.8%
CC	0.6%
C	0.1%
D	0.2%
Not Rated	2.7%

Portfolio facts
Average Duration (d)(i)	3.2
Average Life (i)(m)	5.3 yrs.
Average Maturity (i)(m)	7.0 yrs.
Average Credit Quality of Rated Securities (long-term) (a)	B+
Average Credit Quality of Rated Securities (short-term) (a)	A-1

(a)	The average credit quality of rated securities is based upon a market weighted average of portfolio holdings that are rated by public rating agencies.
(d)	Duration is a measure of how much a bond’s price is likely to fluctuate with general changes in interest rates, e.g., if rates rise 1.00%, a bond with a 5-year duration is likely to lose about 5.00% of its value.
(i)	For purposes of this presentation, the bond component includes accrued interest amounts and may be positively or negatively impacted by the equivalent exposure from any derivative holdings, if applicable.
(m)	The average maturity shown is calculated using the final stated maturity on the portfolio’s holdings without taking into account any holdings which have been pre-refunded or pre-paid to an earlier date or which have a mandatory put date prior to the stated maturity. The average life shown takes into account these earlier dates.
(r)	Each security is assigned a rating from Moody’s Investors Service. If not rated by Moody’s, the rating will be that assigned by Standard & Poor’s. Likewise, if not assigned a rating by Standard & Poor’s, it will be based on the rating assigned by Fitch, Inc. For those portfolios that hold a security which is not rated by any of the three agencies, the security is considered Not Rated. Holdings in U.S. Treasuries and government agency mortgage-backed securities, if any, are included in the “AAA”-rating category. Percentages are based on the total market value of investments as of 12/31/08.

Percentages are based on net assets as of 12/31/08, unless otherwise noted.

The portfolio is actively managed and current holdings may be different.

2

MANAGEMENT REVIEW

Summary of Results

For the twelve months ended December 31, 2008, Initial Class shares of the MFS High Yield Portfolio (the “fund”) provided a total return of –29.50%, while Service Class shares of the fund provided a total return of –29.64%. These compare with a return of
–26.16% for the fund’s benchmark, the Barclays Capital U.S. High-Yield Corporate Bond Index.

Market Environment

The U.S. economy and financial markets experienced significant deterioration and extraordinary volatility over the reporting period. U.S. economic growth slowed significantly, despite the short-term bounce from the second quarter fiscal stimulus. Strong domestic headwinds included accelerated deterioration in the housing market, anemic corporate investment, a rapidly declining job market, and a much tighter credit environment. During the period, a seemingly continuous series of tumultuous financial events hammered markets, including: the distressed sale of failing Bear Stearns to JPMorgan, the conservatorship of Government Sponsored Enterprises (GSEs) Fannie Mae and Freddie Mac, the bankruptcy of investment bank Lehman Brothers, the Federal Reserve Bank’s complex intervention of insurance company American International Group (AIG), the nationalization of several large European banks, the failure of Washington Mutual, and the distressed sale of Wachovia. As a result of this barrage of turbulent news, global equity markets pushed significantly lower and credit markets witnessed the worst dislocation since the beginning of the credit crisis. Though conditions improved towards the end of the period, the state of financial and macroeconomic dislocation remained severe.

While reasonably resilient during the first half of the period, the global economy and financial system increasingly experienced considerable negative spillovers from the U.S. slowdown. Not only did Europe and Japan show obvious signs of economic softening, the more powerful engine of global growth – emerging markets – also displayed weakening dynamics.

During the reporting period, the U.S. Federal Reserve Board cut interest rates aggressively and introduced a multitude of new lending facilities to alleviate ever-tightening credit markets, while the U.S. federal government moved quickly to design and implement a meaningful fiscal stimulus package. Although several other global central banks also cut rates, the dilemma of rising energy and food prices heightened concerns among central bankers that inflationary expectations might become unhinged despite weaker growth. Only later in the reporting period did slowing global growth result in a very precipitous decline in commodity prices, which significantly eased inflation and inflationary expectations. As inflationary concerns diminished in the face of global deleveraging, and equity and credit markets deteriorated more sharply, a coordinated rate cut marked the beginning of much more aggressive easing by the major global central banks.

Detractors from Performance

Relative to the Barclays Capital U.S. High-Yield Corporate Bond Index, the fund’s greater exposure to “B” rated (s) securities detracted from performance as credit spreads widened over the reporting period.

Greater exposures to the financial and banking sectors also held back relative results as holdings within these sectors suffered amid the global credit crisis. Debt holdings of financial services company Nuveen were among the fund’s top relative detractors for the reporting period.

Among individual securities, holdings of media companies Dex Media West and Idearc hindered relative performance. Gaming and lodging companies Harrah’s, Station Casinos, Trump Entertainment, and Fontainebleau also hurt relative returns. Holdings of television broadcasting company Newport Television were also among the fund’s top detractors.

Contributors to Performance

The fund’s lesser exposures to “BB” and “CCC” rated securities contributed to relative performance as lower quality securities underperformed higher quality issues over the reporting period.

3

Management Review – continued

Top individual contributors during the reporting period included the debt of hospital operators Hospital Corporation of America (HCA) and Community Health Systems, global finance firm GMAC LLC, power generation company NRG Energy, wireless telecommunications network operator Alltel, airline carrier Continental Airlines, and health care services company DaVita.

Respectfully,

John Addeo	David Cole
Portfolio Manager	Portfolio Manager

(s)	Bonds rated “BBB”, “Baa”, or higher are considered investment grade; bonds rated “BB”, “Ba”, or below are considered non-investment grade. The primary source for bond quality ratings is Moody’s Investors Service. If not available, ratings by Standard & Poor’s are used, else ratings by Fitch, Inc. For securities which are not rated by any of the three agencies, the security is considered Not Rated.

The views expressed in this report are those of the portfolio managers only through the end of the period of the report as stated on the cover and do not necessarily reflect the views of MFS or any other person in the MFS organization. These views are subject to change at any time based on market or other conditions, and MFS disclaims any responsibility to update such views. These views may not be relied upon as investment advice or an indication of trading intent on behalf of any MFS portfolio. References to specific securities are not recommendations of such securities, and may not be representative of any MFS portfolio’s current or future investments.

4

PERFORMANCE SUMMARY THROUGH 12/31/08

The following chart illustrates the historical performance of the fund in comparison to its benchmark(s). Benchmark comparisons are unmanaged; do not reflect any fees or expenses; and cannot be invested in directly. The performance of other share classes will be greater than or less than that of the class depicted below. (See Notes to Performance Summary.)

Performance data shown represents past performance and is no guarantee of future results. Investment return and principal value fluctuate so your units, when sold, may be worth more or less than the original cost; current performance may be lower or higher than quoted. The performance shown does not reflect the deduction of taxes, if any, that a contract holder would pay on fund distributions or the redemption of contract units. The returns for the fund shown also do not reflect the deduction of expenses associated with variable products, such as mortality and expense risk charges, separate account charges, and sales charges imposed by the insurance company separate accounts. Such expenses would reduce the overall returns shown.

Growth of a hypothetical $10,000 investment

Total rates of return through 12/31/08

Average Annual Total Returns

Share class	Class inception date	1-yr	5-yr	10-yr
Initial Class	6/12/85	(29.50)%	(2.35)%	1.17%
Service Class	8/24/01	(29.64)%	(2.60)%	0.98%

Comparative Benchmark

Barclays Capital U.S. High-Yield Corporate Bond Index (f)	(26.16)%	(0.80)%	2.18%

(f)	Source: FactSet Research Systems Inc.

Benchmark Definition

Barclays Capital U.S. High-Yield Corporate Bond Index (formerly known as Lehman Brothers U.S. High-Yield Corporate Bond Index) – a market capitalization-weighted index that measures the performance of non-investment grade, fixed rate debt. Eurobonds and debt issues from countries designated as emerging markets (e.g., Argentina, Brazil, Venezuela, etc.) are excluded.

It is not possible to invest directly in an index.

Notes to Performance Summary

Performance for the Service Class includes the performance of the fund’s Initial Class for periods prior to their offering. Because Service Class expenses are higher than those of Initial Class, performance shown for Service Class is higher than it would have been had it been offered for the entire period. Performance has not been adjusted to take into account differences in class specific operating expenses (such as Rule 12b-1 fees). Please see the prospectus for additional information about performance and expenses.

Performance results reflect any applicable expense subsidies and waivers in effect during the periods shown. Without such subsidies and waivers the fund’s performance results would be less favorable. Please see the prospectus for complete details. All results are historical and assume the reinvestment of any dividends and capital gains distributions.

From time to time the fund may receive proceeds from litigation settlements, without which performance would be lower.

5

EXPENSE TABLE

Fund Expenses Borne by the Contract Holders During the Period,

July 1, 2008 through December 31, 2008

As a contract holder of the fund, you incur ongoing costs, including management fees; distribution (12b-1) fees; and other fund expenses. This example is intended to help you understand your ongoing costs (in dollars) of investing in the fund and to compare these costs with the ongoing costs of investing in other mutual funds.

The example is based on an investment of $1,000 invested at the beginning of the period and held for the entire period July 1, 2008 through December 31, 2008.

Actual Expenses

The first line for each share class in the following table provides information about actual account values and actual expenses. You may use the information in this line, together with the amount you invested, to estimate the expenses that you paid over the period. Simply divide your account value by $1,000 (for example, an $8,600 account value divided by $1,000 = 8.6), then multiply the result by the number in the first line under the heading entitled “Expenses Paid During Period” to estimate the expenses you paid on your account during this period.

Hypothetical Example for Comparison Purposes

The second line for each share class in the following table provides information about hypothetical account values and hypothetical expenses based on the fund’s actual expense ratio and an assumed rate of return of 5% per year before expenses, which is not the fund’s actual return. The hypothetical account values and expenses may not be used to estimate the actual ending account balance or expenses you paid for the period. You may use this information to compare the ongoing costs of investing in the fund and other funds. To do so, compare this 5% hypothetical example with the 5% hypothetical examples that appear in the shareholder reports of the other funds.

Please note that the expenses shown in the table are meant to highlight the fund’s ongoing costs only and do not take into account the fees and expenses imposed under the variable contracts through which your investment in the fund is made. Therefore, the second line for each share class in the table is useful in comparing ongoing costs associated with an investment in vehicles (such as the fund) which fund benefits under variable annuity and variable life insurance contracts and to qualified pension and retirement plans only, and will not help you determine the relative total costs of investing in the fund through variable annuity and variable life insurance contracts. If the fees and expenses imposed under the variable contracts were included, your costs would have been higher.

Share Class		Annualized Expense Ratio	Beginning Account Value 7/01/08	Ending Account Value 12/31/08	Expenses Paid During Period (p) 7/01/08-12/31/08
Initial Class	Actual	0.88%	$1,000.00	$715.49	$3.79
	Hypothetical (h)	0.88%	$1,000.00	$1,020.71	$4.47
Service Class	Actual	1.13%	$1,000.00	$714.77	$4.87
	Hypothetical (h)	1.13%	$1,000.00	$1,019.46	$5.74

(h)	5% class return per year before expenses.

(p)	Expenses paid is equal to each class’ annualized expense ratio, as shown above, multiplied by the average account value over the period, multiplied by the number of days in the period, divided by the number of days in the year.

6

PORTFOLIO OF INVESTMENTS – 12/31/08

The Portfolio of Investments is a complete list of all securities owned by your fund. It is categorized by broad-based asset classes.

Issuer	Shares/Par	Value ($)

BONDS – 78.1%
Aerospace – 0.8%
Bombardier, Inc., 6.3%, 2014 (n)	$300,000	$246,750
Hawker Beechcraft Acquisition Co. LLC, 9.75%, 2017	150,000	40,500
Vought Aircraft Industries, Inc., 8%, 2011	2,010,000	1,356,750

		$1,644,000

Airlines – 0.8%
Continental Airlines, Inc., 7.339%, 2014	$1,835,000	$1,211,100
Continental Airlines, Inc., 6.9%, 2017	271,354	184,518
Continental Airlines, Inc., 6.748%, 2017	210,033	147,023

		$1,542,641

Asset Backed & Securitized – 4.4%
Airlie LCDO Ltd., CDO, FRN, 5.103%, 2011 (z)	$665,000	$155,477
Anthracite Ltd., CDO, 6%, 2037 (z)	1,300,000	260,000
Arbor Realty Mortgage Securities, CDO, FRN, 6.718%, 2038 (z)	650,026	26,001
Babson Ltd., CLO, “D”, FRN, 6.252%, 2018 (n)	670,000	65,325
Banc of America Commercial Mortgage, Inc., 5.39%, 2045	502,595	241,895
Banc of America Commercial Mortgage, Inc., FRN, 5.658%, 2017	935,000	683,834
Banc of America Commercial Mortgage, Inc., FRN, 5.772%, 2017	2,075,160	932,892
Banc of America Commercial Mortgage, Inc., FRN, 5.811%, 2017	486,385	223,617
Citigroup Commercial Mortgage Trust, FRN, 5.7%, 2017	952,699	141,454
Credit Suisse Mortgage Capital Certificate, 5.343%, 2039	472,183	223,921
CWCapital Cobalt Ltd., “C1”, 5.223%, 2048	260,000	198,376
CWCapital Cobalt Ltd., CDO, 6.23%, 2045 (n)	950,000	38,000
CWCapital Cobalt Ltd., CDO, “F”, FRN, 4.835%, 2050 (z)	500,000	20,000
First Union National Bank Commercial Mortgage Trust, 6.75%, 2032	855,000	394,522
GS Mortgage Securities Corp., “GG8”, 5.56%, 2039	1,065,000	844,752
JPMorgan Chase Commercial Mortgage Securities Corp., 5.44%, 2045	1,457,387	709,514
JPMorgan Chase Commercial Mortgage Securities Corp., 5.42%, 2049	1,475,000	1,042,777
JPMorgan Chase Commercial Mortgage Securities Corp., FRN, 5.466%, 2047	984,062	450,057
JPMorgan Chase Commercial Mortgage Securities Corp., FRN, 6.062%, 2051	690,000	127,079
Merrill Lynch Mortgage Trust, FRN, 5.828%, 2050	690,000	124,600
Merrill Lynch/Countrywide Commercial Mortgage Trust, FRN, 5.204%, 2049	1,576,549	741,510
Merrill Lynch/Countrywide Commercial Mortgage Trust, FRN, 5.749%, 2050	404,000	186,804

Issuer	Shares/Par		Value ($)

BONDS – continued
Asset Backed & Securitized – continued
Wachovia Bank Commercial Mortgage Trust, FRN, 5.752%, 2047		$557,306	$97,751
Wachovia Bank Commercial Mortgage Trust, FRN, 5.902%, 2051		1,571,863	729,373
Wachovia Credit, CDO, FRN, 2.816%, 2026 (z)		376,000	45,120

			$8,704,651

Automotive – 3.2%
Accuride Corp., 8.5%, 2015		$850,000	$278,375
Allison Transmission, Inc., 11%, 2015 (n)		1,870,000	916,300
FCE Bank PLC, 7.125%, 2012	EUR	2,250,000	2,095,499
Ford Motor Credit Co. LLC, 9.75%, 2010		$855,000	683,995
Ford Motor Credit Co. LLC, 12%, 2015		1,580,000	1,179,879
Ford Motor Credit Co. LLC, 8%, 2016		1,590,000	1,035,674
General Motors Corp., 8.375%, 2033		664,000	116,200

			$6,305,922

Broadcasting – 4.1%
Allbritton Communications Co., 7.75%, 2012		$2,128,000	$1,045,380
Bonten Media Acquisition Co., 9%, 2015 (p)(z)		835,000	250,500
CanWest MediaWorks LP, 9.25%, 2015 (n)		1,005,000	381,900
Clear Channel Communications, 10.75%, 2016 (n)		425,000	87,125
DirectTV Holdings LLC, 7.625%, 2016		1,605,000	1,556,850
Lamar Media Corp., 6.625%, 2015		1,875,000	1,354,688
Lamar Media Corp., “C”, 6.625%, 2015		925,000	668,313
LBI Media, Inc., 8.5%, 2017 (z)		940,000	329,000
LIN TV Corp., 6.5%, 2013		2,080,000	993,200
Local TV Finance LLC, 9.25%, 2015 (p)(z)		1,550,000	341,000
Newport Television LLC, 13%, 2017 (n)(p)		1,815,000	138,394
Nexstar Broadcasting Group, Inc., 7%, 2014		1,725,000	743,906
Univision Communications, Inc., 9.75%, 2015 (n)(p)		2,430,000	303,750
Young Broadcasting, Inc., 8.75%, 2014		525,000	5,250

			$8,199,256

Brokerage & Asset Managers – 0.3%
Nuveen Investments, Inc., 10.5%, 2015 (n)		$2,290,000	$506,663

Building – 1.4%
Associated Materials, Inc., 9.75%, 2012		$600,000	$472,500
Associated Materials, Inc., 0% to 2009, 11.25% to 2014		775,000	430,125
Building Materials Corp. of America, 7.75%, 2014		855,000	538,650
Nortek Holdings, Inc., 8.5%, 2014		515,000	118,450
Nortek, Inc., 10%, 2013		780,000	530,400

7

Portfolio of Investments – continued

Issuer	Shares/Par	Value ($)

BONDS – continued
Building – continued
Ply Gem Industries, Inc., 9%, 2012	$1,380,000	$331,200
Ply Gem Industries, Inc., 11.75%, 2013	535,000	288,900

		$2,710,225

Business Services – 0.9%
First Data Corp., 9.875%, 2015	$1,340,000	$810,700
SunGard Data Systems, Inc., 10.25%, 2015	1,652,000	1,090,320

		$1,901,020

Cable TV – 3.5%
CCH II Holdings LLC, 10.25%, 2010	$1,355,000	$623,300
CCO Holdings LLC, 8.75%, 2013	4,530,000	2,853,900
CSC Holdings, Inc., 6.75%, 2012	1,265,000	1,157,475
CSC Holdings, Inc., 8.5%, 2015 (n)	380,000	334,400
Mediacom LLC, 9.5%, 2013	480,000	362,400
NTL Cable PLC, 9.125%, 2016	1,540,000	1,139,600
Time Warner Cable, Inc., 8.75%, 2019	550,000	598,034

		$7,069,109

Chemicals – 2.7%
Innophos Holdings, Inc., 8.875%, 2014	$1,600,000	$1,120,000
KI Holdings, Inc., 0% to 2009, 9.875% to 2014	1,960,000	1,519,000
Momentive Performance Materials, Inc., 11.5%, 2016	1,904,000	561,680
Nalco Co., 7.75%, 2011	915,000	878,400
Nalco Co., 8.875%, 2013	1,475,000	1,246,375

		$5,325,455

Consumer Goods & Services – 2.6%
Corrections Corp. of America, 6.25%, 2013	$770,000	$716,100
GEO Group, Inc., 8.25%, 2013	805,000	710,413
Jarden Corp., 7.5%, 2017	480,000	327,600
KAR Holdings, Inc., 10%, 2015	1,120,000	369,600
Service Corp. International, 7.375%, 2014	700,000	595,000
Service Corp. International, 7%, 2017	2,755,000	2,066,250
Ticketmaster, 10.75%, 2016 (n)	775,000	418,500

		$5,203,463

Containers – 1.6%
Crown Americas LLC, 7.625%, 2013	$980,000	$970,200
Graham Packaging Holdings Co., 9.875%, 2014	1,365,000	839,475
Greif, Inc., 6.75%, 2017	1,005,000	889,425
Owens-Brockway Glass Container, Inc., 8.25%, 2013	545,000	536,825

		$3,235,925

Defense Electronics – 1.1%
L-3 Communications Corp., 6.125%, 2014	$1,525,000	$1,383,938
L-3 Communications Corp., 5.875%, 2015	1,015,000	913,500

		$2,297,438

Issuer	Shares/Par	Value ($)

BONDS – continued
Electronics – 0.7%
Avago Technologies Ltd., 11.875%, 2015	$455,000	$316,225
Flextronics International Ltd., 6.25%, 2014	780,000	581,100
Freescale Semiconductor, Inc., 8.875%, 2014	685,000	301,400
Spansion, Inc., 11.25%, 2016 (n)	1,605,000	112,350

		$1,311,075

Emerging Market Sovereign – 0.1%
Republic of Argentina, FRN, 3.127%, 2012	$481,500	$255,559

Energy – Independent – 5.3%
Chaparral Energy, Inc., 8.875%, 2017	$1,260,000	$252,000
Chesapeake Energy Corp., 7%, 2014	644,000	534,520
Chesapeake Energy Corp., 6.375%, 2015	2,460,000	1,943,400
Forest Oil Corp., 7.25%, 2019 (n)	250,000	182,500
Forest Oil Corp., 7.25%, 2019	1,390,000	1,014,700
Hilcorp Energy I LP, 9%, 2016 (n)	440,000	314,600
Mariner Energy, Inc., 8%, 2017	1,280,000	665,600
Newfield Exploration Co., 6.625%, 2014	1,160,000	951,200
Newfield Exploration Co., 6.625%, 2016	320,000	254,400
OPTI Canada, Inc., 8.25%, 2014	2,095,000	1,131,300
Plains Exploration & Production Co., 7%, 2017	1,745,000	1,195,325
Quicksilver Resources, Inc., 7.125%, 2016	2,265,000	1,211,775
Range Resource Corp., 7.5%, 2016	200,000	173,500
SandRidge Energy, Inc., 8.625%, 2015 (p)	476,000	249,900
SandRidge Energy, Inc., 8%, 2018 (n)	940,000	521,700

		$10,596,420

Entertainment – 0.5%
AMC Entertainment, Inc., 11%, 2016	$950,000	$663,813
Marquee Holdings, Inc., 12%, 2014	750,000	382,500

		$1,046,313

Financial Institutions – 1.0%
GMAC Commercial Mortgage Securities, Inc., 6.875%, 2011 (z)	$1,906,000	$1,561,510
GMAC Commercial Mortgage Securities, Inc., 8%, 2031 (z)	609,000	361,984

		$1,923,494

Food & Beverages – 2.4%
ARAMARK Corp., 8.5%, 2015	$535,000	$484,175
B&G Foods, Inc., 8%, 2011	1,190,000	1,011,500
Dean Foods Co., 7%, 2016	1,510,000	1,283,500
Del Monte Corp., 6.75%, 2015	1,350,000	1,161,000
Michael Foods, Inc., 8%, 2013	950,000	817,000

		$4,757,175

Forest & Paper Products – 2.3%
Buckeye Technologies, Inc., 8%, 2010	$78,000	$70,980
Buckeye Technologies, Inc., 8.5%, 2013	2,010,000	1,708,500
Georgia-Pacific Corp., 7.125%, 2017 (n)	855,000	718,200
Georgia-Pacific Corp., 8%, 2024	490,000	330,750

8

Portfolio of Investments – continued

Issuer	Shares/Par		Value ($)

BONDS – continued
Forest & Paper Products – continued
Graphic Packaging International Corp., 9.5%, 2013		$1,080,000	$745,200
Jefferson Smurfit Corp., 8.25%, 2012		555,000	94,350
JSG Funding PLC, 7.75%, 2015		150,000	81,750
Millar Western Forest Products Ltd., 7.75%, 2013		1,465,000	732,500
Smurfit-Stone Container Corp., 8%, 2017		787,000	149,530

			$4,631,760

Gaming & Lodging – 4.3%
Boyd Gaming Corp., 6.75%, 2014		$1,070,000	$674,100
Fontainebleau Las Vegas Holdings LLC, 10.25%, 2015 (n)		1,270,000	123,825
Harrah’s Operating Co., Inc., 10.75%, 2016 (n)		2,760,000	786,600
Harrah’s Operating Co., Inc., 10%, 2018 (z)		633,000	231,045
Host Hotels & Resorts, Inc., 7.125%, 2013		865,000	696,325
Host Hotels & Resorts, Inc., 6.75%, 2016		790,000	576,700
Mandalay Resort Group, 9.375%, 2010		1,085,000	792,050
MGM Mirage, 8.5%, 2010		1,165,000	978,600
MGM Mirage, 8.375%, 2011		1,505,000	895,475
MGM Mirage, 6.75%, 2013		690,000	462,300
MGM Mirage, 5.875%, 2014		555,000	355,200
Pinnacle Entertainment, Inc., 8.75%, 2013		85,000	67,150
Pinnacle Entertainment, Inc., 7.5%, 2015		2,105,000	1,220,900
Station Casinos, Inc., 6%, 2012		440,000	88,000
Station Casinos, Inc., 6.5%, 2014		2,020,000	116,150
Station Casinos, Inc., 6.875%, 2016		2,495,000	143,463
Trump Entertainment Resorts Holdings, Inc., 8.5%, 2015 (d)		3,230,000	427,975

			$8,635,858

Industrial – 1.6%
Blount International, Inc., 8.875%, 2012		$1,055,000	$975,875
JohnsonDiversey, Inc., 9.625%, 2012	EUR	455,000	461,705
JohnsonDiversey, Inc., “B”, 9.625%, 2012		$2,245,000	1,840,900

			$3,278,480

Insurance – Property & Casualty – 0.2%
USI Holdings Corp., 9.75%, 2015 (z)		$990,000	$394,763

Machinery & Tools – 0.7%
Case New Holland, Inc., 7.125%, 2014		$1,910,000	$1,356,100

Major Banks – 1.8%
Bank of America Corp., 8% to 2018, FRN to 2059		$2,045,000	$1,470,944
JPMorgan Chase & Co., 7.9% to 2018, FRN to 2049		2,080,000	1,730,206
Wells Fargo Capital XV, 9.75% to 2009, FRN to 2049		460,000	464,600

			$3,665,750

Medical & Health Technology & Services – 7.5%
Biomet, Inc., 10%, 2017		$895,000	$859,200
Biomet, Inc., 11.625%, 2017		575,000	491,625

Issuer	Shares/Par	Value ($)

BONDS – continued
Medical & Health Technology & Services – continued
Community Health Systems, Inc., 8.875%, 2015	$2,600,000	$2,392,000
Cooper Cos., Inc., 7.125%, 2015	370,000	310,800
DaVita, Inc., 7.25%, 2015	1,136,000	1,079,200
HCA, Inc., 6.375%, 2015	1,930,000	1,177,300
HCA, Inc., 9.25%, 2016	4,970,000	4,559,975
Psychiatric Solutions, Inc., 7.75%, 2015	970,000	712,950
U.S. Oncology, Inc., 10.75%, 2014	2,150,000	1,752,250
Universal Hospital Services, Inc., 8.5%, 2015 (p)	1,195,000	848,450
Universal Hospital Services, Inc., FRN, 5.942%, 2015	290,000	176,900
VWR Funding, Inc., 10.25%, 2015 (p)	840,000	529,200

		$14,889,850

Metals & Mining – 3.9%
Arch Western Finance LLC, 6.75%, 2013	$1,145,000	$996,150
FMG Finance Ltd., 10.625%, 2016 (n)	2,140,000	1,241,200
Freeport-McMoRan Copper & Gold, Inc., 8.375%, 2017	3,440,000	2,820,800
Freeport-McMoRan Copper & Gold, Inc., FRN, 7.083%, 2015	500,000	330,000
Peabody Energy Corp., 5.875%, 2016	960,000	816,000
Peabody Energy Corp., 7.375%, 2016	1,310,000	1,231,400
Rio Tinto Finance USA Ltd., 5.875%, 2013	510,000	406,222

		$7,841,772

Municipals – 0.6%
Regional Transportation Authority, IL, “A”, MBIA, 4.5%, 2035	$1,395,000	$1,180,993

Natural Gas – Distribution – 1.2%
AmeriGas Partners LP, 7.125%, 2016	$1,540,000	$1,232,000
Inergy LP, 6.875%, 2014	1,435,000	1,119,300

		$2,351,300

Natural Gas – Pipeline – 2.2%
Atlas Pipeline Partners LP, 8.125%, 2015	$1,000,000	$675,000
Atlas Pipeline Partners LP, 8.75%, 2018 (n)	905,000	592,775
Deutsche Bank (El Paso Performance-Linked Trust, CLN), 7.75%, 2011 (n)	1,525,000	1,320,269
El Paso Corp., 7.25%, 2018	930,000	738,115
Transcontinental Gas Pipe Line Corp., 7%, 2011	303,000	297,364
Williams Partners LP, 7.25%, 2017	935,000	738,650

		$4,362,173

Network & Telecom – 3.7%
Cincinnati Bell, Inc., 8.375%, 2014	$1,660,000	$1,278,200
Citizens Communications Co., 9.25%, 2011	1,286,000	1,221,700
Nordic Telephone Co. Holdings, 8.875%, 2016 (n)	1,120,000	784,000
Qwest Communications International, Inc., 7.25%, 2011	1,315,000	1,104,600
Qwest Corp., 7.875%, 2011	530,000	487,600
Qwest Corp., 8.875%, 2012	1,695,000	1,567,875
Windstream Corp., 8.625%, 2016	985,000	871,725

		$7,315,700

9

Portfolio of Investments – continued

Issuer	Shares/Par	Value ($)

BONDS – continued
Printing & Publishing – 0.9%
American Media Operations, Inc., 10.25%, 2009 (d)(z)	$48,468	$9,754
American Media Operations, Inc., “B”, 10.25%, 2009 (d)	1,333,000	268,274
Dex Media, Inc., 9%, 2013	1,710,000	316,350
Idearc, Inc., 8%, 2016	1,322,000	99,150
Nielsen Finance LLC, 10%, 2014	1,155,000	924,000
Nielsen Finance LLC, 0% to 2011, 12.5% to 2016	216,000	78,300
Quebecor World, Inc., 6.125%, 2013 (d)	800,000	22,000
Tribune Co., 5.25%, 2015 (d)	755,000	33,975

		$1,751,803

Retailers – 0.3%
Couche-Tard, Inc., 7.5%, 2013	$350,000	$276,500
Sally Beauty Holdings, Inc., 10.5%, 2016	485,000	329,800

		$606,300

Specialty Stores – 0.4%
Payless ShoeSource, Inc., 8.25%, 2013	$1,055,000	$791,250

Telecommunications – Wireless – 2.5%
Alltel Corp., 7%, 2012	$1,621,000	$1,612,895
Alltel Corp., 6.5%, 2013	415,000	406,700
MetroPCS Wireless, Inc., 9.25%, 2014	420,000	375,900
Sprint Nextel Corp., FRN, 1.866%, 2010	415,000	347,651
Sprint Nextel Corp., 8.375%, 2012	1,220,000	976,000
Wind Acquisition Finance S.A., 10.75%, 2015 (z)	1,580,000	1,358,800

		$5,077,946

Tobacco – 0.6%
Altria Group, Inc., 9.7%, 2018	$1,120,000	$1,210,530

Transportation – Services – 0.4%
Hertz Corp., 8.875%, 2014	$1,415,000	$870,225

Utilities – Electric Power – 5.6%
Dynegy Holdings, Inc., 7.5%, 2015	$940,000	$658,000
Dynegy Holdings, Inc., 7.75%, 2019	480,000	331,200
Edison Mission Energy, 7%, 2017	1,555,000	1,352,850
Mirant Americas Generation LLC, 8.3%, 2011	800,000	776,000
Mirant North America LLC, 7.375%, 2013	1,375,000	1,320,000
NRG Energy, Inc., 7.375%, 2016	4,010,000	3,729,300
Reliant Energy, Inc., 7.875%, 2017	773,000	626,130
Texas Competitive Electric Holdings LLC, 10.25% to 2010, 10.5% to 2015 (n)	3,400,000	2,414,000

		$11,207,480

Total Bonds (Identified Cost, $233,451,301)		$155,955,837

Issuer	Shares/Par	Value ($)

FLOATING RATE LOANS (g)(r) – 6.3%
Aerospace – 0.4%
Hawker Beechcraft Acquisition Co. LLC, Letter of Credit, 3.46%, 2014	$65,293	$33,626
Hawker Beechcraft Acquisition Co. LLC, Term Loan, 2.79%, 2014	1,617,033	832,772

		$866,398

Automotive – 1.2%
Accuride Corp., Term Loan B, 5.56%, 2012	$136,626	$92,564
Federal-Mogul Corp., Term Loan B, 3.49%, 2014	1,196,549	538,447
Ford Motor Co., Term Loan B, 5%, 2013	2,258,943	906,401
General Motors, Term Loan B, 5.8%, 2013 (o)	1,582,013	711,906
Mark IV Industries, Inc., Second Lien Term Loan, 10.76%, 2011	982,733	63,878

		$2,313,196

Broadcasting – 0.4%
Gray Television, Inc., Term Loan, 2014 (o)	$525,767	$198,477
Young Broadcasting, Inc., Term Loan, 5.24%, 2012	1,179,836	401,144
Young Broadcasting, Inc., Term Loan B-1, 5.25%, 2012	438,565	149,112

		$748,733

Building – 0.0%
Building Materials Holding Corp., Term Loan, 2014 (o)	$162,445	$96,655

Business Services – 0.5%
First Data Corp., Term Loan B-1, 3.21%, 2014	$1,558,514	$996,892

Cable TV – 0.2%
Charter Communications Operating LLC, Term Loan, 5.06%, 2014	$451,533	$329,619

Electronics – 0.1%
Freescale Semiconductor, Inc., Term Loan B, 3.93%, 2013	$455,330	$260,803

Forest & Paper Products – 0.1%
Abitibi-Consolidated, Inc., Term Loan, 11.5%, 2009	$410,542	$298,669

Gaming & Lodging – 0.1%
Green Valley Ranch Gaming LLC, Second Lien Term Loan, 5.08%, 2014	$1,601,789	$184,206

Medical & Health Technology & Services – 1.0%
Community Health Systems, Inc., Delayed Draw Term Loan, 1.8%, 2014 (q)	$53,338	$41,350
Community Health Systems, Inc., Term Loan B, 4.45%, 2014	1,042,707	808,359
HCA, Inc., Term Loan B, 3.71%, 2013	1,362,635	1,065,410

		$1,915,119

10

Portfolio of Investments – continued

Issuer	Shares/Par	Value ($)

FLOATING RATE LOANS (g)(r) – continued
Printing & Publishing – 0.4%
Nielsen Finance LLC, Term Loan B, 4.24%, 2013 (o)	$798,688	$537,617
Tribune Co., Incremental Term Loan, 6.5%, 2014 (d)	1,825,983	331,721

		$869,338

Specialty Chemicals – 0.1%
Lyondell Chemical Co., Term Loan B2, 2014 (o)	$632,559	$284,651

Specialty Stores – 0.1%
Michaels Stores, Inc., Term Loan B, 3.52%, 2013	$311,920	$160,405

Utilities – Electric Power – 1.7%
Calpine Corp., Term Loan, 4.34%, 2014	$1,310,974	$961,692
NRG Energy, Inc., Letter of Credit, 2.96%, 2013	315,035	272,112
NRG Energy, Inc., Term Loan, 1.96%, 2013	641,084	553,736
Texas Competitive Electric Holdings Co. LLC, Term Loan B-3, 5.36%, 2014	2,222,171	1,536,075

		$3,323,615

Total Floating Rate Loans (Identified Cost, $21,299,933)		$12,648,299

COMMON STOCKS – 1.4%
Automotive – 0.0%
Oxford Automotive, Inc. (a)	21	$0

Cable TV – 0.7%
Cablevision Systems Corp., “A”	13,700	$230,708
Comcast Corp., “A”	49,300	832,184
Time Warner Cable, Inc., “A” (a)	17,400	373,230

		$1,436,122

Energy – Integrated – 0.1%
Chevron Corp.	2,700	$199,719

Gaming & Lodging – 0.3%
MGM Mirage (a)	8,300	$114,208
Pinnacle Entertainment, Inc. (a)	65,200	500,736

		$614,944

Issuer	Shares/Par	Value ($)

COMMON STOCKS – continued
Printing & Publishing – 0.0%
Golden Books Family Entertainment, Inc. (a)	17,708	$0

Telephone Services – 0.3%
Windstream Corp.	49,400	$454,480

Total Common Stocks (Identified Cost, $4,344,918)		$2,705,265

PREFERRED STOCKS – 0.9%
Automotive – 0.2%
Preferred Blocker, Inc., 9% (z)	556	$428,120

Brokerage & Asset Managers – 0.7%
Merrill Lynch Co., Inc., 8.625%	72,900	$1,441,962

Total Preferred Stocks (Identified Cost, $2,250,620)		$1,870,082

SHORT-TERM OBLIGATIONS (y) – 1.4%
HSBC Americas, Inc., 0.05%, due 1/02/09, at Amortized Cost and Value	$2,858,000	$2,857,996

REPURCHASE AGREEMENTS – 8.7%
Morgan Stanley, 0.02%, dated 12/31/08, due 1/02/09, total to be received $17,345,019 (secured by U.S. Treasury and Federal Agency obligations and Mortgage Backed securities in a jointly traded account), at Cost	$17,345,000	$17,345,000

Total Investments (Identified Cost, $281,549,768)		$193,382,479

OTHER ASSETS, LESS LIABILITIES – 3.2%		6,391,828

Net Assets – 100.0%		$199,774,307

11

Portfolio of Investments – continued

(a)	Non-income producing security.

(d)	Non-income producing security – in default.

(g)	The rate shown represents a weighted average coupon rate on settled positions at period end, unless otherwise indicated.

(n)	Securities exempt from registration under Rule 144A of the Securities Act of 1933. These securities may be sold in the ordinary course of business in transactions exempt from registration, normally to qualified institutional buyers. At period end, the aggregate value of these securities was $12,549,126, representing 6.3% of net assets.

(o)	All or a portion of this position has not settled. Upon settlement date, interest rates will be determined. The rate shown represents a weighted average coupon rate on the full position, including unsettled positions which have no current coupon.

(p)	Payment-in-kind security.

(q)	All or a portion of this position represents an unfunded loan commitment. The rate shown represents a weighted average coupon rate on the full position, including the unfunded loan commitment which has no current coupon rate.

(r)	Remaining maturities of floating rate loans may be less than stated maturities shown as a result of contractual or optional prepayments by the borrower. Such prepayments cannot be predicted with certainty. These loans may be subject to restrictions on resale. Floating rate loans generally have rates of interest which are determined periodically by reference to a base lending rate plus a premium.

(y)	The rate shown represents an annualized yield at time of purchase.

(z)	Restricted securities are not registered under the Securities Act of 1933 and are subject to legal restrictions on resale. These securities generally may be resold in transactions exempt from registration or to the public if the securities are subsequently registered. Disposal of these securities may involve time-consuming negotiations and prompt sale at an acceptable price may be difficult. The fund holds the following restricted securities:

Restricted Securities	Acquisition Date	Cost	Current Market Value
Airlie LCDO Ltd., CDO, FRN, 5.103%, 2011	10/13/06	$665,000	$155,477
American Media Operations, Inc., 10.25%, 2009	12/01/06-11/28/07	48,079	9,754
Anthracite Ltd., CDO, 6%, 2037	5/14/02	1,116,195	260,000
Arbor Realty Mortgage Securities, CDO, FRN, 6.718%, 2038	12/20/05	650,026	26,001
Bonten Media Acquisition Co., 9%, 2015	5/22/07	837,125	250,500
CWCapital Cobalt Ltd., CDO, “F”, FRN, 4.835%, 2050	4/12/06	500,000	20,000
GMAC Commercial Mortgage Securities, Inc., 6.875%, 2011	12/26/08	1,561,510	1,561,510
GMAC Commercial Mortgage Securities, Inc., 8%, 2031	12/26/08	361,984	361,984
Harrah’s Operating Co., Inc., 10%, 2018	1/30/08-10/03/08	718,307	231,045
LBI Media, Inc., 8.5%, 2017	7/18/07	924,490	329,000
Local TV Finance LLC, 9.25%, 2015	11/09/07-9/08/08	1,487,179	341,000
Preferred Blocker, Inc., 9% (Preferred Stock)	12/26/08	428,120	428,120
USI Holdings Corp., 9.75%, 2015	4/26/07-6/08/07	1,001,425	394,763
Wachovia Credit, CDO, FRN, 2.816%, 2026	6/08/06	376,000	45,120
Wind Acquisition Finance S.A., 10.75%, 2015	11/22/05-9/12/06	1,665,413	1,358,800
Total Restricted Securities			$5,773,074
% of Net Assets			2.9%

The following abbreviations are used in this report and are defined:

CDO	Collateralized Debt Obligation

CLN	Credit-Linked Note

CLO	Collateralized Loan Obligation

FRN	Floating Rate Note. Interest rate resets periodically and may not be the rate reported at period end.

Insurers
MBIA	MBIA Insurance Corp.

Abbreviations indicate amounts shown in currencies other than the U.S. dollar. All amounts are stated in U.S. dollars unless otherwise indicated. A list of abbreviations is shown below:

EUR	Euro

12

Portfolio of Investments – continued

Derivative Contracts at 12/31/08

Forward Foreign Currency Exchange Contracts at 12/31/08

	Type	Currency	Contracts to Deliver/Receive	Settlement Date Range	In Exchange For	Contracts at Value	Net Unrealized Appreciation (Depreciation)
Appreciation	SELL	EUR	1,603,633	2/19/09	$2,298,727	$2,225,111	$73,616

Swap Agreements at 12/31/08

Expiration	Notional Amount			Counterparty	Cash Flows to Receive	Cash Flows to Pay	Value
Credit Default Swaps
6/20/09	USD	1,200,000		JPMorgan Chase Bank	4.10% (fixed rate)	(1)	$(794,426)
6/20/12	USD	1,200,000		Morgan Stanley Capital Services, Inc.	3.76% (fixed rate)	(2)	(924,378)
6/20/12	USD	600,000		Morgan Stanley Capital Services, Inc.	4.15% (fixed rate)	(2)	(460,457)
6/20/13	USD	1,295,000	(a)	Goldman Sachs International	5.00% (fixed rate)	(3)	(1,012,170)

							$(3,191,431)

(1)	Fund, as protection seller, to pay notional amount upon a defined credit event by Abitibi-Consolidated, Inc., 8.375%, 4/01/15, a Caa2 rated bond. The fund entered into the contract to gain issuer exposure.

(2)	Fund, as protection seller, to pay notional amount upon a defined credit event by Bowater, Inc., 6.5%, 6/15/13, a Caa2 rated bond. The fund entered into the contract to gain issuer exposure.

(3)	Fund, as protection seller, to pay notional amount upon a defined credit event by Station Casinos, Inc., 6%, 4/01/12, a Caa3 rated bond. The fund entered into the contract to gain issuer exposure.
(a)	Net unamortized premiums received by the fund amounted to $198,430.

The credit ratings presented here are an indicator of the current payment/performance risk of the related swap, the reference obligation for which may be either a single security or, in case of a credit default index, a basket of securities issued by corporate or sovereign issuers. Each reference security, including each individual security within a reference basket of securities, is assigned a rating from Moody’s Investor Service. If not rated by Moody’s, the rating will be that assigned by Standard & Poor’s. Likewise, if not assigned by Standard & Poor’s, it will be based on the rating assigned by Fitch, Inc. The ratings for a credit default index are calculated by MFS as a weighted average of the external credit ratings of the individual securities that compose the index’s reference basket of securities.

At December 31, 2008, the fund had sufficient cash and/or other liquid securities to cover any commitments under these derivative contracts.

See Notes to Financial Statements

13

FINANCIAL STATEMENTS  |  STATEMENT OF ASSETS AND LIABILITIES

This statement represents your fund’s balance sheet, which details the assets and liabilities comprising the total value of the fund.

At 12/31/08
Assets
Investments, at value (identified cost, $281,549,768)	$193,382,479
Cash	781,529
Restricted cash	2,080,000
Receivable for forward foreign currency exchange contracts	73,616
Receivable for investments sold	67,474
Receivable for fund shares sold	3,240,256
Interest and dividends receivable	4,880,198
Other assets	10,094
Total assets		$204,515,646
Liabilities
Payable for investments purchased	$1,341,967
Payable for fund shares reacquired	50,558
Swaps, at value (net unamortized premiums received, $198,430)	3,191,431
Payable to affiliates
Management fee	7,403
Distribution and service fees	1,364
Administrative services fee	570
Payable for trustees’ compensation	212
Accrued expenses and other liabilities	147,834
Total liabilities		$4,741,339
Net assets		$199,774,307
Net assets consist of
Paid-in capital	$387,861,149
Unrealized appreciation (depreciation) on investments and translation of assets and liabilities in foreign currencies	(91,092,603)
Accumulated net realized gain (loss) on investments and foreign currency transactions	(120,860,161)
Undistributed net investment income	23,865,922
Net assets		$199,774,307
Shares of beneficial interest outstanding		47,198,112
Initial Class shares
Net assets	$96,604,858
Shares outstanding	22,721,204
Net asset value per share		$4.25
Service Class shares
Net assets	$103,169,449
Shares outstanding	24,476,908
Net asset value per share		$4.21

See Notes to Financial Statements

14

FINANCIAL STATEMENTS  |  STATEMENT OF OPERATIONS

This statement describes how much your fund earned in investment income and accrued in expenses. It also describes any gains and/or losses generated by fund operations.

Year ended 12/31/08
Net investment income
Income
Interest	$25,093,646
Dividends	228,522
Foreign taxes withheld	(1,531)
Total investment income		$25,320,637
Expenses
Management fee	$2,009,878
Distribution fees	323,508
Administrative services fee	81,979
Trustees’ compensation	34,252
Custodian fee	69,884
Shareholder communications	89,898
Auditing fees	61,488
Legal fees	10,113
Miscellaneous	23,784
Total expenses		$2,704,784
Fees paid indirectly	(7,504)
Reduction of expenses by investment adviser	(134,371)
Net expenses		$2,562,909
Net investment income		$22,757,728
Realized and unrealized gain (loss) on investments and foreign currency transactions
Realized gain (loss) (identified cost basis)
Investment transactions	$(23,078,906)
Swap transactions	221,326
Foreign currency transactions	107,767
Net realized gain (loss) on investments and foreign currency transactions		$(22,749,813)
Change in unrealized appreciation (depreciation)
Investments	$(76,237,213)
Swap transactions	(2,537,427)
Translation of assets and liabilities in foreign currencies	67,687
Net unrealized gain (loss) on investments and foreign currency translation		$(78,706,953)
Net realized and unrealized gain (loss) on investments and foreign currency		$(101,456,766)
Change in net assets from operations		$(78,699,038)

See Notes to Financial Statements

15

FINANCIAL STATEMENTS  |  STATEMENTS OF CHANGES IN NET ASSETS

These statements describe the increases and/or decreases in net assets resulting from operations, any distributions, and any shareholder transactions.

For years ended 12/31	2008	2007
Change in net assets
From operations
Net investment income	$22,757,728	$24,674,445
Net realized gain (loss) on investments and foreign currency transactions	(22,749,813)	1,382,911
Net unrealized gain (loss) on investments and foreign currency translation	(78,706,953)	(19,569,542)
Change in net assets from operations	$(78,699,038)	$6,487,814
Distributions declared to shareholders
From net investment income
Initial Class	$(13,147,666)	$(15,332,557)
Service Class	(11,985,728)	(10,039,719)
Total distributions declared to shareholders	$(25,133,394)	$(25,372,276)
Change in net assets from fund share transactions	$(20,962,942)	$(12,797,321)
Total change in net assets	$(124,795,374)	$(31,681,783)
Net assets
At beginning of period	324,569,681	356,251,464
At end of period (including undistributed net investment income of $23,865,922 and $25,441,945, respectively)	$199,774,307	$324,569,681

See Notes to Financial Statements

16

FINANCIAL STATEMENTS  |  FINANCIAL HIGHLIGHTS

The financial highlights table is intended to help you understand the fund’s financial performance for the past 5 years. Certain information reflects financial results for a single fund share. The total returns in the table represent the rate by which an investor would have earned (or lost) on an investment in the fund share class (assuming reinvestment of all distributions) held for the entire period.

Initial Class	Years ended 12/31
	2008	2007	2006	2005	2004
Net asset value, beginning of period	$6.56	$6.93	$6.83	$7.32	$7.27
Income (loss) from investment operations
Net investment income (d)	$0.49	$0.49	$0.48	$0.49	$0.52
Net realized and unrealized gain (loss) on investments and foreign currency	(2.26)	(0.34)	0.19	(0.36)	0.11
Total from investment operations	$(1.77)	$0.15	$0.67	$0.13	$0.63
Less distributions declared to shareholders
From net investment income	$(0.54)	$(0.52)	$(0.57)	$(0.62)	$(0.58)
Net asset value, end of period	$4.25	$6.56	$6.93	$6.83	$7.32
Total return (%) (k)(r)(s)	(29.50)	1.93	10.39	2.19	9.54
Ratios (%) (to average net assets) and Supplemental data:
Expenses before expense reductions (f)	0.89	0.84	0.85	0.86	0.83
Expenses after expense reductions (f)	0.84	0.79	0.83	N/A	N/A
Net investment income	8.60	7.25	7.14	7.06	7.27
Portfolio turnover	63	69	92	53	68
Net assets at end of period (000 Omitted)	$96,605	$175,408	$224,412	$255,999	$319,653

Service Class	Years ended 12/31
	2008	2007	2006	2005	2004
Net asset value, beginning of period	$6.50	$6.88	$6.79	$7.28	$7.23
Income (loss) from investment operations
Net investment income (d)	$0.47	$0.47	$0.46	$0.47	$0.49
Net realized and unrealized gain (loss) on investments and foreign currency	(2.24)	(0.35)	0.19	(0.36)	0.12
Total from investment operations	$(1.77)	$0.12	$0.65	$0.11	$0.61
Less distributions declared to shareholders
From net investment income	$(0.52)	$(0.50)	$(0.56)	$(0.60)	$(0.56)
Net asset value, end of period	$4.21	$6.50	$6.88	$6.79	$7.28
Total return (%) (k)(r)(s)	(29.64)	1.56	10.04	1.93	9.37
Ratios (%) (to average net assets) and Supplemental data:
Expenses before expense reductions (f)	1.14	1.09	1.10	1.11	1.08
Expenses after expense reductions (f)	1.09	1.04	1.08	N/A	N/A
Net investment income	8.38	7.01	6.89	6.81	6.99
Portfolio turnover	63	69	92	53	68
Net assets at end of period (000 Omitted)	$103,169	$149,162	$131,839	$111,348	$109,914

(d)	Per share data is based on average shares outstanding.

(f)	Ratios do not reflect reductions from fees paid indirectly, if applicable.

(k)	The total return does not reflect expenses that apply to separate accounts. Inclusion of these charges would reduce the total return figures for all periods shown.

(r)	Certain expenses have been reduced without which performance would have been lower.

(s)	From time to time the fund may receive proceeds from litigation settlements, without which performance would be lower.

See Notes to Financial Statements

17

NOTES TO FINANCIAL STATEMENTS

(1)	Business and Organization

MFS High Yield Portfolio (the fund) is a series of MFS Variable Insurance Trust II (the trust). The trust is organized as a Massachusetts business trust and is registered under the Investment Company Act of 1940, as amended, as an open-end management investment company. The shares of the fund are sold to variable accounts established by insurance companies to fund benefits under variable contracts issued by such companies, and qualified retirement and pension plans.

(2)	Significant Accounting Policies

General – The preparation of financial statements in conformity with U.S. generally accepted accounting principles requires management to make estimates and assumptions that affect the reported amounts of assets and liabilities, and disclosure of contingent assets and liabilities at the date of the financial statements and the reported amounts of revenues and expenses during the reporting period. Actual results could differ from those estimates. The fund can invest up to 100% of its portfolio in high-yield securities rated below investment grade. Investments in high-yield securities involve greater degrees of credit and market risk than investments in higher-rated securities and tend to be more sensitive to economic conditions. The fund can invest in foreign securities, including securities of emerging market issuers. Investments in foreign securities are vulnerable to the effects of changes in the relative values of the local currency and the U.S. dollar and to the effects of changes in each country’s legal, political, and economic environment. The markets of emerging markets countries are generally more volatile than the markets of developed countries with more mature economies. All of the risks of investing in foreign securities previously described are heightened when investing in emerging markets countries.

Investment Valuations – Equity securities, including restricted equity securities, are generally valued at the last sale or official closing price as reported by a third party pricing service on the market or exchange on which they are primarily traded. For securities for which there were no sales reported that day, equity securities are generally valued at the last quoted daily bid quotation as reported by a third party pricing service on the market or exchange on which they are primarily traded. For securities held short for which there were no sales reported for the day, the position is generally valued at the last quoted daily ask quotation as reported by a third party pricing service on the market or exchange on which such securities are primarily traded. Debt instruments and floating rate loans (other than short-term instruments), including restricted debt instruments, are generally valued at an evaluated or composite bid as reported by a third party pricing service. Short-term instruments with a maturity at issuance of 60 days or less may be valued at amortized cost, which approximates market value. Forward foreign currency contracts are generally valued at the mean of bid and asked prices for the time period interpolated from rates reported by a third party pricing service for proximate time periods. Swaps are generally valued at an evaluated bid as reported by a third party pricing service. Securities and other assets generally valued on the basis of information from a third party pricing service may also be valued at a broker-dealer bid quotation. Values obtained from pricing services can utilize both dealer-supplied valuations and electronic data processing techniques, which take into account factors such as institutional-size trading in similar groups of securities, yield, quality, coupon rate, maturity, type of issue, trading characteristics, and other market data. The values of foreign securities and other assets and liabilities expressed in foreign currencies are converted to U.S. dollars using the mean of bid and asked prices for rates reported by a third party pricing service.

The Board of Trustees has delegated primary responsibility for determining or causing to be determined the value of the fund’s investments (including any fair valuation) to the adviser pursuant to valuation policies and procedures approved by the Board. If the adviser determines that reliable market quotations are not readily available, investments are valued at fair value as determined in good faith by the adviser in accordance with such procedures under the oversight of the Board of Trustees. Under the fund’s valuation policies and procedures, market quotations are not considered to be readily available for most types of debt instruments and floating rate loans and many types of derivatives. These investments are generally valued at fair value based on information from third party pricing services. In addition, investments may be valued at fair value if the adviser determines that an investment’s value has been materially affected by events occurring after the close of the exchange or market on which the investment is principally traded (such as foreign exchange or market) and prior to the determination of the fund’s net asset value, or after the halting of trading of a specific security where trading does not resume prior to the close of the exchange or market on which the security is principally traded. The adviser may rely on third party pricing services or other information (such as the correlation with price movements of similar securities in the same or other markets; the type, cost and investment characteristics of the security; the business and financial condition of the issuer; and trading and other market data) to assist in determining whether to fair value and at what value to fair value an investment. The value of an investment for purposes of calculating the fund’s net asset value can differ depending on the source and method used to determine value. When fair valuation is used, the value of investments used to determine the fund’s net asset value may differ from quoted or published prices for the same investments.

The fund adopted FASB Statement No. 157, Fair Value Measurements (the “Statement”). This Statement provides a single definition of fair value, a hierarchy for measuring fair value and expanded disclosures about fair value measurements.

18

Notes to Financial Statements – continued

Various inputs are used in determining the value of the fund’s assets or liabilities carried at market value. These inputs are categorized into three broad levels. Level 1 includes quoted prices in active markets for identical assets or liabilities. Level 2 includes other significant observable market-based inputs (including quoted prices for similar securities, interest rates, prepayment speed, and credit risk). Level 3 includes unobservable inputs, which may include the adviser’s own assumptions in determining the fair value of investments. Other financial instruments are derivative instruments not reflected in total investments, such as futures, forwards, swap contracts and written options. The following is a summary of the levels used as of December 31, 2008 in valuing the fund’s assets or liabilities carried at market value:

	Level 1	Level 2	Level 3	Total
Investments in Securities	$4,147,227	$189,235,252	$—	$193,382,479
Other Financial Instruments	$—	$(3,117,815)	$—	$(3,117,815)

Repurchase Agreements – The fund may enter into repurchase agreements with approved counterparties. Each repurchase agreement is recorded at cost. The fund requires that the securities collateral in a repurchase transaction be transferred to a custodian. The fund monitors, on a daily basis, the value of the collateral to ensure that its value, including accrued interest, is greater than amounts owed to the fund under each such repurchase agreement. The fund and other funds managed by Massachusetts Financial Services Company (MFS), may utilize a joint trading account for the purpose of entering into one or more repurchase agreements.

Foreign Currency Translation – Purchases and sales of foreign investments, income, and expenses are converted into U.S. dollars based upon currency exchange rates prevailing on the respective dates of such transactions or on the reporting date for foreign denominated receivables and payables. Gains and losses attributable to foreign currency exchange rates on sales of securities are recorded for financial statement purposes as net realized gains and losses on investments. Gains and losses attributable to foreign exchange rate movements on receivables, payables, income and expenses are recorded for financial statement purposes as foreign currency transaction gains and losses. That portion of both realized and unrealized gains and losses on investments that results from fluctuations in foreign currency exchange rates is not separately disclosed.

Derivative Risk – The fund may invest in derivatives for hedging or non-hedging purposes. While hedging can reduce or eliminate losses, it can also reduce or eliminate gains. When the fund uses derivatives as an investment to gain market exposure, or for hedging purposes, gains and losses from derivative instruments may be substantially greater than the derivative’s original cost. Cash that has been segregated on behalf of certain derivative contracts will be reported separately on the Statement of Assets and Liabilities as restricted cash. On some over-the-counter derivatives, the fund attempts to reduce its exposure to counterparty credit risk by entering into an ISDA Master Agreement on a bilateral basis with each of the counterparties with whom it undertakes a significant volume of transactions. The ISDA Master Agreement gives the fund the right, upon an event of default by the applicable counterparty, to close out all transactions traded under such agreement and to net amounts owed under each transaction to one net amount payable by one party to the other. This right to close out and net payments across all transactions traded under the ISDA Master Agreement could result in a reduction of the fund’s credit risk to such counterparty equal to any amounts payable by the fund under the applicable transactions, if any. However, absent an event of default by the counterparty, the ISDA Master Agreement does not result in an offset of reported balance sheet assets and liabilities across transactions between the fund and the applicable counterparty. Derivative instruments include forward foreign currency exchange contracts and swap agreements.

In March 2008, FASB Statement No. 161, Disclosures about Derivative Instruments and Hedging Activities (the “Standard”) was issued, and is effective for financial statements issued for fiscal years and interim periods beginning after November 15, 2008. This Standard provides enhanced disclosures about the fund’s use of and accounting for derivative instruments and the effect of derivative instruments on the fund’s results of operations and financial position. Management is evaluating the application of the Standard to the fund, and has not at this time determined the impact, if any, resulting from the adoption of this Standard on the fund’s financial statements.

FASB Staff Position (FSP) 133-1 was implemented during the period. FSP 133-1 amends FAS 133 to require sellers of credit derivatives to make disclosures that will enable financial statement users to assess the potential effects of those credit derivatives on an entity’s financial position, financial performance and cash flows. Accordingly, appropriate disclosures have been included within the Swap Agreements table in the Portfolio of Investments and Significant Accounting Policies.

Forward Foreign Currency Exchange Contracts – The fund may enter into forward foreign currency exchange contracts for the purchase or sale of a specific foreign currency at a fixed price on a future date. Risks may arise upon entering into these contracts from the potential inability of counterparties to meet the terms of their contracts and from unanticipated movements in the value of the contract. The fund may enter into forward foreign currency exchange contracts for hedging purposes as well as for non-hedging purposes. For hedging purposes, the fund may enter into contracts to deliver or receive foreign currency it will receive from or require for its normal investment activities. The fund may also use contracts in a manner intended to

19

Notes to Financial Statements – continued

protect foreign currency denominated securities from declines in value due to unfavorable exchange rate movements. For non-hedging purposes, the fund may enter into contracts with the intent of changing the relative exposure of the fund’s portfolio of securities to different currencies to take advantage of anticipated changes. The forward foreign currency exchange contracts are adjusted by the daily exchange rate of the underlying currency and any gains or losses are recorded as unrealized until the contract settlement date. On contract settlement date, the gains or losses are recorded as realized gains or losses on foreign currency transactions.

Swap Agreements – The fund may enter into swap agreements. A swap is generally an exchange of cash payments, at specified intervals or upon the occurrence of specified events, between the fund and a counterparty. The net cash payments exchanged are recorded as a realized gain or loss on swap transactions in the Statement of Operations. The value of the swap, which is adjusted daily and includes any related interest accruals to be paid or received by the fund, is recorded on the Statement of Assets and Liabilities. The daily change in value, including any related interest accruals to be paid or received, is recorded as unrealized appreciation or depreciation on swap transactions in the Statement of Operations. Amounts paid or received at the inception of the swap are reflected as premiums paid or received on the Statement of Assets and Liabilities and are amortized using the effective interest method over the term of the agreement. A liquidation payment received or made upon early termination is recorded as a realized gain or loss on swap transactions in the Statement of Operations.

Risks related to swap agreements include the possible lack of a liquid market, unfavorable market and interest rate movements of the underlying instrument and the failure of the counterparty to perform under the terms of the agreements. To address counterparty risk, swap transactions are limited to only highly-rated counterparties and collateral, in the form of cash or securities, may be required to be posted by the counterparty to the fund and held in segregated accounts with the fund’s custodian. Counterparty risk is further mitigated by having ISDA Master Agreements between the fund and its counterparties providing for netting as described above.

The fund may enter into credit default swaps to manage its exposure to the market or certain sectors of the market, to reduce its credit risk exposure to defaults of corporate and sovereign issuers or to create exposure to corporate or sovereign issuers to which it is not otherwise exposed. In a credit default swap, the protection buyer makes a stream of payments based on a fixed percentage applied to the contract notional amount to the protection seller in exchange for the right to receive a specified return upon the occurrence of a defined credit event on the reference obligation (which may be either a single security or a basket of securities issued by corporate or sovereign issuers) and, with respect to swap transactions where physical settlement applies, the delivery by the buyer to the seller of a deliverable reference obligation as defined by the contract. Although contract-specific, credit events generally consist of a combination of the following: bankruptcy, failure to pay, restructuring, obligation acceleration, obligation default, or repudiation/moratorium, each as defined in the 2003 ISDA Credit Derivatives Definitions as amended by the relevant contract. Obligation acceleration, obligation default, or repudiation/moratorium are generally applicable when the reference obligation is issued by a sovereign entity or an entity in an emerging country. In the event that a defined credit event occurs, the protection buyer, under the terms of the swap contract, designates which security will be delivered to satisfy the reference obligation. Upon designation of the reference security (or upon delivery of the reference security in the case of physical settlement), the difference between the value of the reference obligation and the swap’s notional amount is recorded as realized gain or loss on swap transactions in the Statement of Operations.

Absent any recoveries under recourse or collateral provisions, the maximum amount of future, undiscounted payments that the fund, as protection seller, could be required to make is equal to the swap’s notional amount. The protection seller’s payment obligation would be offset to the extent of the value of the contract’s reference obligation.

Hybrid Instruments – The fund may invest in indexed or hybrid securities on which any combination of interest payments, the principal or stated amount payable at maturity is determined by reference to prices of other securities, currencies, indexes, economic factors or other measures, including interest rates, currency exchange rates, or securities indices. The risks of investing in hybrid instruments reflect a combination of the risks of investing in securities, swaps, options, futures and currencies. Hybrid instruments are potentially more volatile and carry greater market risks than traditional debt instruments. Depending on the structure of the particular hybrid instrument, changes in a benchmark, underlying assets or economic indicator may be magnified by the terms of the hybrid instrument and have an even more dramatic and substantial effect upon the value of the hybrid instrument. Also, the prices of the hybrid instrument and the benchmark, underlying asset or economic indicator may not move in the same direction or at the same time.

Loans and Other Direct Debt Instruments – The fund may invest in loans and loan participations or other receivables. These investments may include standby financing commitments, including revolving credit facilities, which obligate the fund to supply additional cash to the borrower on demand. At December 31, 2008, the portfolio had unfunded loan commitments of $35,558, which could be extended at the option of the borrower and which are covered by sufficient cash and/or liquid

20

Notes to Financial Statements – continued

securities held by the fund. The market value and obligation of the fund on these unfunded loan commitments is included in Investments, at value and Payable for investments purchased, respectively, on the Statement of Assets and Liabilities. Loan participations involve a risk of insolvency of the lending bank or other financial intermediary.

Indemnifications – Under the fund’s organizational documents, its officers and trustees may be indemnified against certain liabilities and expenses arising out of the performance of their duties to the fund. Additionally, in the normal course of business, the fund enters into agreements with service providers that may contain indemnification clauses. The fund’s maximum exposure under these agreements is unknown as this would involve future claims that may be made against the fund that have not yet occurred.

Investment Transactions and Income – Investment transactions are recorded on the trade date. Interest income is recorded on the accrual basis. All premium and discount is amortized or accreted for financial statement purposes in accordance with U.S. generally accepted accounting principles. The fund earns certain fees in connection with its floating rate loan purchasing activities. These fees are in addition to interest payments earned and may include amendment fees, commitment fees, facility fees, consent fees, and prepayment fees. Commitment fees are recorded on an accrual basis as income in the accompanying financial statements. Dividends received in cash are recorded on the ex-dividend date. Certain dividends from foreign securities will be recorded when the fund is informed of the dividend if such information is obtained subsequent to the ex-dividend date. Dividend and interest payments received in additional securities are recorded on the ex-dividend or ex-interest date in an amount equal to the value of the security on such date.

The fund may receive proceeds from litigation settlements. Any proceeds received from litigation involving portfolio holdings are reflected in the Statement of Operations in realized gain/loss if the security has been disposed of by the fund or in unrealized gain/loss if the security is still held by the fund. Any other proceeds from litigation not related to portfolio holdings are reflected as other income in the Statement of Operations.

Fees Paid Indirectly – The fund’s custody fee may be reduced according to an arrangement that measures the value of cash deposited with the custodian by the fund. This amount, for the year ended December 31, 2008, is shown as a reduction of total expenses on the Statement of Operations.

Tax Matters and Distributions – The fund intends to qualify as a regulated investment company, as defined under Subchapter M of the Internal Revenue Code, and to distribute all of its taxable income, including realized capital gains. As a result, no provision for federal income tax is required. Each of the fund’s federal tax returns for the prior three fiscal years remains subject to examination by the Internal Revenue Service. Foreign taxes, if any, have been accrued by the fund in the accompanying financial statements.

Distributions to shareholders are recorded on the ex-dividend date. Income and capital gain distributions are determined in accordance with income tax regulations, which may differ from U.S. generally accepted accounting principles. Certain capital accounts in the financial statements are periodically adjusted for permanent differences in order to reflect their tax character. These adjustments have no impact on net assets or net asset value per share. Temporary differences which arise from recognizing certain items of income, expense, gain or loss in different periods for financial statement and tax purposes will reverse at some time in the future. Distributions in excess of net investment income or net realized gains are temporary overdistributions for financial statement purposes resulting from differences in the recognition or classification of income or distributions for financial statement and tax purposes.

Book/tax differences primarily relate to expiration of capital loss carryforwards, amortization and accretion of debt securities, defaulted bonds, wash sale loss deferrals, and derivative transactions.

The tax character of distributions declared to shareholders for the last two fiscal years is as follows:

	12/31/08	12/31/07
Ordinary income (including any short-term capital gains)	$25,133,394	$25,372,276

The federal tax cost and the tax basis components of distributable earnings were as follows:

As of 12/31/08
Cost of investments	$282,709,716
Gross appreciation	1,564,289
Gross depreciation	(90,891,526)
Net unrealized appreciation (depreciation)	$(89,327,237)
Undistributed ordinary income	21,194,959
Capital loss carryforwards	(119,653,677)
Other temporary differences	(300,887)

21

Notes to Financial Statements – continued

As of December 31, 2008, the fund had capital loss carryforwards available to offset future realized gains. Such losses expire as follows:

12/31/09	$(37,568,488)
12/31/10	(46,740,625)
12/31/13	(5,089,839)
12/31/14	(7,011,353)
12/31/16	(23,243,372)
$(119,653,677)

Multiple Classes of Shares of Beneficial Interest – The fund offers multiple classes of shares, which differ in their respective distribution fees. The fund’s income, realized and unrealized gain (loss), and common expenses are allocated to shareholders based on the daily net assets of each class. Dividends are declared separately for each class. Differences in per share dividend rates are generally due to differences in separate class expenses.

(3)	Transactions with Affiliates

Investment Adviser – The fund has an investment advisory agreement with MFS to provide overall investment management and related administrative services and facilities to the fund. The management fee is computed daily and paid monthly at an annual rate of 0.75% of the fund’s average daily net assets. The investment adviser has agreed in writing to reduce its management fee to 0.70% for the first $1 billion of average daily net assets and 0.65% of average daily net assets in excess of $1 billion. This written agreement will continue until April 30, 2010. This management fee reduction amounted to $134,371, which is shown as a reduction of total expenses in the Statement of Operations. The management fee incurred for the year ended December 31, 2008 was equivalent to an annual effective rate of 0.70% of the fund’s average daily net assets.

The investment adviser has agreed in writing to pay a portion of the fund’s total annual operating expenses, exclusive of interest, taxes, extraordinary expenses, and brokerage commissions, such that total annual fund operating expenses do not exceed 1.25% of the fund’s average daily net assets. MFS’ agreement to limit the fund’s total annual operating expenses is contained in the investment advisory agreement between MFS and the fund and may not be rescinded without shareholder approval. In addition, the investment adviser has voluntarily agreed to pay a portion of the fund’s total annual operating expenses, exclusive of interest, taxes, extraordinary expenses, and brokerage commissions, such that total annual operating expenses do not exceed 1.00% of the fund’s average daily net assets attributable to Initial Class shares. This voluntary agreement may be changed or rescinded at any time by MFS. For the year ended December 31, 2008, the fund’s actual operating expenses did not exceed the limit and therefore, the investment adviser did not pay a portion of the fund’s expenses.

In addition, the investment adviser has agreed in writing to pay a portion of the fund’s total annual operating expenses, exclusive of interest, taxes, extraordinary expenses, brokerage and transaction costs, and investment-related expenses, such that total annual operating expenses do not exceed 1.00% annually of average daily net assets for the Initial Class shares and 1.25% annually of average daily net assets for the Service Class shares. This written agreement will continue until April 30, 2010. For the year ended December 31, 2008, the fund’s actual operating expenses did not exceed the limit and therefore, the investment adviser did not pay any portion of the fund’s expenses.

Distributor – MFS Fund Distributors, Inc. (MFD), a wholly-owned subsidiary of MFS, is the distributor of shares of the fund. The Trustees have adopted a distribution plan for the Service Class shares pursuant to Rule 12b-1 under the Investment Company Act of 1940.

The fund’s distribution plan provides that the fund will pay MFD distribution fees equal to 0.25% per annum of its average daily net assets attributable to Service Class shares as partial consideration for services performed and expenses incurred by MFD and financial intermediaries in connection with the sale and distribution of the fund’s Service Class shares and the sale and distribution of the variable annuity or variable life insurance contracts investing indirectly in Service Class shares. MFD may subsequently pay all, or a portion, of the distribution fees to financial intermediaries.

Shareholder Servicing Agent – MFS Service Center, Inc. (MFSC), a wholly-owned subsidiary of MFS, has contracted to provide transfer agent and recordkeeping functions in connection with the issuance, transfer, and redemption of each class of shares of the fund under a Shareholder Servicing Agent Agreement. During the year ended December 31, 2008, the fund did not pay MFSC a fee for this service.

Administrator – MFS provides certain financial, legal, shareholder communications, compliance, and other administrative services to the fund. Under an administrative services agreement, the fund partially reimburses MFS the costs incurred to provide these services. The fund is charged an annual fixed amount of $10,000 plus a fee based on average daily net assets.

The administrative services fee incurred for the year ended December 31, 2008 was equivalent to an annual effective rate of 0.0306% of the fund’s average daily net assets.

22

Notes to Financial Statements – continued

Trustees’ and Officers’ Compensation – The fund pays compensation to trustees in the form of a retainer, attendance fees, and additional compensation to the Board chairperson. The fund does not pay compensation directly to officers of the fund who are also officers of the investment adviser, all of whom receive remuneration for their services to the fund from MFS. Certain officers of the fund are officers or directors of MFS, MFD, and MFSC.

Other – This fund and certain other MFS funds (the funds) have entered into services agreements (the Agreements) which provide for payment of fees by the funds to Tarantino LLC and Griffin Compliance LLC in return for the provision of services of an Independent Chief Compliance Officer (ICCO) and Assistant ICCO, respectively, for the funds. The ICCO and Assistant ICCO are officers of the funds and the sole members of Tarantino LLC and Griffin Compliance LLC, respectively. The funds can terminate the Agreements with Tarantino LLC and Griffin Compliance LLC at any time under the terms of the Agreements. MFS has agreed to bear all expenses associated with office space, other administrative support, and supplies provided to the ICCO and Assistant ICCO. For the year ended December 31, 2008, the aggregate fees paid by the fund to Tarantino LLC and Griffin Compliance LLC were $2,484 and are included in miscellaneous expense on the Statement of Operations.

(4)	Portfolio Securities

Purchases and sales of investments, other than U.S. Government securities, purchased option transactions, and short-term obligations, aggregated $159,388,607 and $192,389,992, respectively.

(5)	Shares of Beneficial Interest

The fund’s Declaration of Trust permits the Trustees to issue an unlimited number of full and fractional shares of beneficial interest. Transactions in fund shares were as follows:

	Year ended 12/31/08		Year ended 12/31/07
	Shares	Amount	Shares	Amount
Shares sold
Initial Class	2,668,236	$13,260,670	1,097,309	$7,281,527
Service Class	5,487,552	24,860,434	5,200,205	34,692,961
	8,155,788	$38,121,104	6,297,514	$41,974,488
Shares issued to shareholders in reinvestment of distributions
Initial Class	2,151,827	$13,147,666	2,278,240	$15,332,557
Service Class	1,974,585	11,985,728	1,500,705	10,039,719
	4,126,412	$25,133,394	3,778,945	$25,372,276
Shares reacquired
Initial Class	(8,850,420)	$(51,391,122)	(8,997,898)	$(60,695,053)
Service Class	(5,915,569)	(32,826,318)	(2,925,600)	(19,449,032)
	(14,765,989)	$(84,217,440)	(11,923,498)	$(80,144,085)
Net change
Initial Class	(4,030,357)	$(24,982,786)	(5,622,349)	$(38,080,969)
Service Class	1,546,568	4,019,844	3,775,310	25,283,648
	(2,483,789)	$(20,962,942)	(1,847,039)	$(12,797,321)

(6)	Line of Credit

The fund and other funds managed by MFS participate in a $1 billion unsecured committed line of credit provided by a syndication of banks under a credit agreement. In addition, the fund and other funds managed by MFS have established uncommitted borrowing arrangements with certain banks. Borrowings may be made for temporary financing needs. Interest is charged to each fund, based on its borrowings, generally at a rate equal to the Federal Reserve funds rate plus 0.30%. In addition, a commitment fee, based on the average daily, unused portion of the committed line of credit, is allocated among the participating funds at the end of each calendar quarter. For the year ended December 31, 2008, the fund’s commitment fee and interest expense were $1,347 and $0, respectively, and are included in miscellaneous expense on the Statement of Operations.

23

REPORT OF INDEPENDENT REGISTERED PUBLIC ACCOUNTING FIRM

To the Board of Trustees of MFS Variable Insurance Trust II and the Shareholders of

MFS High Yield Portfolio:

We have audited the accompanying statement of assets and liabilities, including the portfolio of investments, of MFS High Yield Portfolio (the “Fund”) (one of the portfolios comprising MFS Variable Insurance Trust II) as of December 31, 2008, and the related statement of operations for the year then ended, the statements of changes in net assets for each of the two years in the period then ended, and the financial highlights for each of the five years in the period then ended. These financial statements and financial highlights are the responsibility of the Fund’s management. Our responsibility is to express an opinion on these financial statements and financial highlights based on our audits.

We conducted our audits in accordance with the standards of the Public Company Accounting Oversight Board (United States). Those standards require that we plan and perform the audit to obtain reasonable assurance about whether the financial statements and financial highlights are free of material misstatement. The Fund is not required to have, nor were we engaged to perform, an audit of its internal control over financial reporting. Our audits included consideration of internal control over financial reporting as a basis for designing audit procedures that are appropriate in the circumstances, but not for the purpose of expressing an opinion on the effectiveness of the Fund’s internal control over financial reporting. Accordingly, we express no such opinion. An audit also includes examining, on a test basis, evidence supporting the amounts and disclosures in the financial statements, assessing the accounting principles used and significant estimates made by management, as well as evaluating the overall financial statement presentation. Our procedures included confirmation of securities owned as of December 31, 2008, by correspondence with the custodian and brokers; where replies were not received from brokers, we performed other auditing procedures. We believe that our audits provide a reasonable basis for our opinion.

In our opinion, the financial statements and financial highlights referred to above present fairly, in all material respects, the financial position of MFS High Yield Portfolio as of December 31, 2008, the results of its operations for the year then ended, the changes in its net assets for each of the two years in the period then ended, and the financial highlights for each of the five years in the period then ended, in conformity with accounting principles generally accepted in the United States of America.

DELOITTE & TOUCHE LLP

Boston, Massachusetts

February 19, 2009

24

TRUSTEES AND OFFICERS – IDENTIFICATION AND BACKGROUND

The Trustees and officers of the Trust, as of February 1, 2009, are listed below, together with their principal occupations during the past five years. (Their titles may have varied during that period.) The address of each Trustee and officer is 500 Boylston Street, Boston, Massachusetts 02116.

Name, Date of Birth	Position(s) Held with Fund	Trustee/Officer Since (1)	Principal Occupations During the Past Five Years and Other Directorships (2)
INTERESTED TRUSTEE
David D. Horn (3) (born 6/07/41)	Trustee	April 1986	Private investor; Sun Life Assurance Company of Canada, Senior Vice President and General Manager for the United States (until 1997); Director (until March 2004)

INDEPENDENT TRUSTEES
J. Kermit Birchfield (born 1/08/40)	Chairman	May 1997	Consultant; Century Partners, Inc. (investments), Director; Displaytech, Inc. (technology), Director; Dessin Fournir LLC (furniture manufacturer), Director (2005 to present); Intermountain Gas Company, Inc. & Intermountain Industries, Inc. (oil & gas exploration and production), Director; Site Watch LLC (software to monitor oil tanks), Managing Director (2006 to present); Juridica Investments (fund investing in judicial matters), Director (2007 to present); HPSC, Inc. (medical financing), Director (until January 2004)

Robert C. Bishop (born 1/13/43)	Trustee	May 2001	AutoImmune, Inc. (pharmaceutical product development), Chairman, President and Chief Executive Officer; Caliper Life Sciences Corp. (laboratory analytical instruments), Director; Millipore Corporation (purification/filtration products), Director; Waterstreet Capital (leverage buyouts), Advisory Board (August 2006 to present); Optobionics Corporation (ophthalmic devices), Director (2002 to 2007)

Frederick H. Dulles (born 3/12/42)	Trustee	May 2001	Ten State International Law PLLC (law firm), Of Counsel (since 2006); Prudential Carolina Real Estate, (real estate), Broker (since 2006); Free Enterprise Foundation, Inc. (research institute), Director & Secretary (until 2008); Disher, Hamrick & Myers Residential, Inc. (real estate) Broker (2005 until 2006); Frederick H. Dulles law practice (until 2006); Ten State Street LLP (law firm), Member (until 2005)

Marcia A. Kean (born 6/30/48)	Trustee	April 2005	Feinstein Kean Healthcare (consulting), Chief Executive Officer

Ronald G. Steinhart (born 6/15/40)	Trustee	May 2001	Private investor; Penske Automotive Group (automotive retailer), Director; Animal Health International, Inc. (animal health products), Director (since 2007); Texas Industries (concrete/aggregates/cement), Director (since 2007); Penson Worldwide, Inc. (securities clearance), Director (since 2006); Carreker Corporation (technology consulting) Director (until 2005); Prentiss Properties Trust (real estate investment trust), Director (until 2006)

Haviland Wright (born 7/21/48)	Trustee	May 2001	Profitability of Hawaii (software), Chief Development Officer (since December 2008); Elixir Technologies Corporation (software) Director (since 2005); Nano Loa Inc. (liquid crystal displays), Director

TRUSTEE EMERITUS
Samuel Adams (born 10/19/25)	Trustee Emeritus		Retired; K&L Gates LLP (law firm), Of Counsel

OFFICERS
Maria F. Dwyer (4) (born 12/01/58)	President	November 2005	Massachusetts Financial Services Company, Executive Vice President and Chief Regulatory Officer (since March 2004) Chief Compliance Officer (since December 2006); Fidelity Management & Research Company, Vice President (prior to March 2004); Fidelity Group of Funds, President and Treasurer (until March 2004)

Christopher R. Bohane (4) (born 1/18/74)	Assistant Secretary and Assistant Clerk	July 2005	Massachusetts Financial Services Company, Vice President and Senior Counsel

John M. Corcoran (4) (born 4/13/65)	Treasurer	October 2008	Massachusetts Financial Services Company, Senior Vice President (since October 2008); State Street Bank and Trust (financial services provider), Senior Vice President, (until September 2008)

Ethan D. Corey (4) (born 11/21/63)	Assistant Secretary and Assistant Clerk	July 2005	Massachusetts Financial Services Company, Senior Vice President and Associate General Counsel (since 2004); Dechert LLP (law firm), Counsel (prior to December 2004)

David L. DiLorenzo (4) (born 8/10/68)	Assistant Treasurer	July 2005	Massachusetts Financial Services Company, Vice President (since June 2005); JP Morgan Investor Services, Vice President (until June 2005)

Timothy M. Fagan (4) (born 7/10/68)	Assistant Secretary and Assistant Clerk	September 2005	Massachusetts Financial Services Company, Vice President and Senior Counsel (since September 2005); John Hancock Advisers, LLC, Vice President, Senior Attorney and Chief Compliance Officer (until August 2005)

25

Trustees and Officers – continued

Name, Date of Birth	Position(s) Held with Fund	Trustee/Officer Since (1)	Principal Occupations During the Past Five Years and Other Directorships (2)
Mark D. Fischer (4) (born 10/27/70)	Assistant Treasurer	July 2005	Massachusetts Financial Services Company, Vice President (since May 2005); JP Morgan Investment Management Company, Vice President (until May 2005)

Robyn L. Griffin (born 7/04/75)	Assistant Independent Chief Compliance Officer	August 2008	Griffin Compliance LLC (provider of compliance services), Principal (since August 2008); State Street Corporation (financial services provider), Mutual Fund Administration Assistant Vice President (October 2006 – July 2008); Liberty Mutual Group (insurance), Personal Market Assistant Controller (April 2006 – October 2006); Deloitte & Touche LLP (professional services firm), Senior Manager (prior to April 2006)

Brian E. Langenfeld (4) (born 3/07/73)	Assistant Secretary and Assistant Clerk	May 2006	Massachusetts Financial Services Company, Vice President and Senior Counsel (since May 2006); John Hancock Advisers, LLC, Assistant Vice President and Counsel (until April 2006)

Ellen Moynihan (4) (born 11/13/57)	Assistant Treasurer	May 1997	Massachusetts Financial Services Company, Senior Vice President

Susan S. Newton (4) (born 3/07/50)	Assistant Secretary and Assistant Clerk	May 2005	Massachusetts Financial Services Company, Senior Vice President and Associate General Counsel (since April 2005); John Hancock Advisers, LLC, Senior Vice President, Secretary and Chief Legal Officer (until April 2005)

Susan A. Pereira (4) (born 11/05/70)	Assistant Secretary and Assistant Clerk	July 2005	Massachusetts Financial Services Company, Vice President and Senior Counsel (since June 2004); Bingham McCutchen LLP (law firm), Associate (until June 2004)

Mark N. Polebaum (4) (born 5/01/52)	Secretary and Clerk	February 2006	Massachusetts Financial Services Company, Executive Vice President, General Counsel and Secretary (since January 2006); Wilmer Cutler Pickering Hale and Dorr LLP (law firm), Partner (until January 2006)

Frank L. Tarantino (born 3/07/44)	Independent Chief Compliance Officer	September 2004	Tarantino LLC (provider of compliance services), Principal (since June 2004); CRA Business Strategies Group (consulting services), Executive Vice President (until June 2004)

Richard S. Weitzel (4) (born 7/16/70)	Assistant Secretary and Assistant Clerk	October 2007	Massachusetts Financial Services Company, Vice President and Assistant General Counsel (since 2004); Massachusetts Department of Business and Technology, General Counsel (until April 2004)

James O. Yost (4) (born 6/12/60)	Assistant Treasurer	April 1992	Massachusetts Financial Services Company, Senior Vice President

(1)	Date first appointed to serve as Trustee/Officer of an MFS fund or a Compass variable account. Each Trustee has served continuously since appointment.

(2)	Directorships or trusteeships of companies required to report to the Securities and Exchange Commission (i.e., “public companies”).

(3)	“Interested person” of the Trust, within the meaning of the Investment Company Act of 1940 (referred to as the 1940 Act), which is the principal federal law governing investment companies like the Trust, as a result of position with Sun Life of Canada (U.S.). The address of Sun Life of Canada (U.S.) is One Sun Life Executive Park, Wellesley Hills, Massachusetts 02481.

(4)	“Interested person” of MFS within the meaning of the 1940 Act. The address of MFS is 500 Boylston Street, Boston, Massachusetts 02116.

The Trust does not hold annual meetings for the purpose of electing Trustees, and Trustees are not elected for fixed terms. Each Trustee and officer holds office until his or her successor is chosen and qualified, or until his or her earlier death, resignation, retirement or removal.

All Trustees currently serve as Trustees of the Trust and have served in that capacity since originally elected or appointed. All of the Trustees are also Managers of the Compass Variable Accounts. The executive officers of the Trust hold similar offices for the Compass Variable Accounts and other funds in the MFS fund complex. As of January 1, 2009, each Trustee serves as a Trustee or Manager of 35 Accounts/Funds.

The Statement of Additional Information contains further information about the Trustees and is available without charge upon request by calling 1-800-752-7215.

Investment Adviser Massachusetts Financial Services Company 500 Boylston Street, Boston, MA 02116-3741	Custodian State Street Bank and Trust 1 Lincoln Street, Boston, MA 02111-2900
Distributor MFS Fund Distributors, Inc. 500 Boylston Street, Boston, MA 02116-3741	Independent Registered Public Accounting Firm Deloitte & Touche LLP 200 Berkeley Street, Boston, MA 02116
Portfolio Managers John Addeo David Cole

26

BOARD REVIEW OF INVESTMENT ADVISORY AGREEMENT

The Investment Company Act of 1940 requires that both the full Board of Trustees and a majority of the non-interested (“independent”) Trustees, voting separately, annually approve the continuation of the investment advisory agreement between MFS Variable Insurance Trust II (the “Trust”) and Massachusetts Financial Services Company (“MFS”) on behalf of the Fund. The Trustees consider matters bearing on the Fund and the advisory arrangements at their meetings throughout the year, including a review of performance data at each regular meeting. In addition, the independent Trustees met in May and again in July 2008 (“contract review meetings”) for the specific purpose of considering whether to approve the continuation of the investment advisory agreement for the Fund. The independent Trustees were assisted in their evaluation of the investment advisory agreement by independent legal counsel, from whom they received separate legal advice and with whom they met separately from MFS management during various contract review meetings. The independent Trustees were also assisted in this process by the Fund’s Independent Chief Compliance Officer, a full-time senior officer appointed by and reporting to the independent Trustees.

In connection with their deliberations, the Trustees, including the independent Trustees, considered such information and factors as they believed, in light of the legal advice furnished to them and their own business judgment, to be relevant. The investment advisory agreement was considered separately for the Fund, although the Trustees also took into account the common interests of all Funds in the Trust in their review. As described below, the Trustees considered the nature, quality, and extent of the various investment advisory, administrative, and shareholder services performed by MFS under the existing investment advisory agreement and other arrangements with the Trust.

In connection with their contract review meetings, the Trustees received and relied upon materials which included, among other items: (i) information provided by Lipper Inc. on the investment performance of the Fund for various time periods ended December 31, 2007, compared to the investment performance of a group of funds with substantially similar investment classifications/objectives (the “Lipper performance universe”), (ii) information provided by Lipper Inc. on the Fund’s advisory fees and other expenses compared to the advisory fees and other expenses of comparable funds identified by Lipper (the “Lipper expense group”), (iii) information provided by MFS on the advisory fees of comparable portfolios of its other clients, including institutional separate account and other clients, (iv) information as to whether expense waivers, reimbursements or fee “breakpoints” are observed for the Fund, (v) information regarding MFS’ financial results and financial condition, including MFS’ and certain of its affiliates’ estimated profitability from services performed for the Fund, (vi) MFS’ views regarding the outlook for the mutual fund industry and its strategic business plans, (vii) descriptions of various functions performed by MFS for the Trust, such as compliance monitoring and portfolio trading practices, and (viii) information regarding the overall organization of MFS, including information about MFS’ senior management and other personnel providing investment advisory, administrative and other services to the Fund. The comparative performance, fee and expense information prepared and provided by Lipper Inc. was not independently verified, and the independent Trustees did not independently verify any information provided to them by MFS.

The Trustees’ conclusion as to the continuation of the investment advisory agreement was based on comprehensive consideration of all information provided to the Trustees and not the result of any single factor. Some of the factors that figured particularly in the Trustees’ deliberations are described below for the Fund, while individual Trustees may have given different weight to various factors and evaluated the information presented as a whole differently than another Trustee. The Trustees recognized that the fee arrangements for the Fund reflect years of review and discussion between the independent Trustees and MFS, that certain aspects of such arrangements may receive greater scrutiny in some years than others, and that the Trustees’ conclusions may be based, in part, on their consideration of these same arrangements during the course of the year and in prior years.

Based on information provided by Lipper Inc., the Trustees compared the Fund’s total return investment performance to the performance of a peer group of funds over various time periods. The Trustees placed particular emphasis on the total return performance of the Fund’s Initial Class shares in comparison to the performance of funds in its Lipper performance universe over the one-, three- and five-year periods. The Trustees did not rely on performance results for more recent periods, including those shown elsewhere in this report.

The Trustees noted the performance of the Fund’s Initial Class shares was in the 4th quintile relative to the other funds in the Lipper Classification Index for the one-year period (the 1st quintile being the best performers and the 5th quintile being the worst performers). The total return performance of the Fund was in the 3rd quintile for the three-year period and the 4th quintile for the five-year period ended December 31, 2007, relative to the Lipper performance universe. Based on the nature and quality of services provided by MFS, the Board of Trustees concluded that the Fund’s performance was adequate.

In the course of their deliberations, the Trustees took into account information provided by MFS during contract review meetings, as well as during investment review meetings conducted with portfolio management personnel during the course of the year.

27

Board Review of Investment Advisory Agreement – continued

In assessing the reasonableness of the Fund’s advisory fee, the Trustees considered, among other information, the Fund’s advisory fee and the total expense ratio of the Fund’s Initial Class shares as a percentage of average daily net assets, compared to the advisory fee and total expense ratios of its peer group of funds based on information provided by Lipper Inc. The Trustees also considered the advisory fees charged by MFS to institutional accounts. In comparing these fees, the Trustees considered the generally broader scope of services provided by MFS to the Trust than those provided to institutional accounts. The Trustees also considered the higher demands placed on MFS’ investment personnel and trading infrastructure as a result of the daily cash in-flows and out-flows of the Fund, and the impact on MFS and related expenses due to the more extensive regulatory regime to which the Fund is subject, compared to institutional accounts.

In considering the fees, the Trustees noted from the Lipper data that the Fund’s effective advisory fee rate and total expense ratio were each above the median of such fees and expenses of funds in the Lipper expense group. The Trustees further noted that MFS agreed to continue to reduce its advisory fee, and they accepted MFS’ offer to continue the total expense limitation for the next year. The Trustees further concluded that the existing breakpoint was sufficient to allow the Fund to benefit from economies of scale as its assets grow. The Trustees concluded that the reduced fees were reasonable in light of the nature and quality of services provided.

The Trustees also considered information prepared by MFS relating to its costs and profits with respect to the Fund and other investment companies and accounts advised by MFS, as well as MFS’ methodologies used to determine and allocate its costs to the Fund and other accounts and products for purposes of estimating profitability.

After reviewing these and other factors described below, the Trustees concluded that the advisory fees charged to the Fund represent reasonable compensation in light of the nature and quality of the services being provided by MFS.

In addition, the Trustees considered MFS’ resources and related efforts to continue to retain, attract and motivate capable personnel to serve the Fund. The Trustees also considered the financial resources of MFS and its parent, Sun Life Financial Inc. The Trustees further considered any advantages and possible disadvantages of having an adviser which also serves other investment companies as well as institutional accounts.

The Trustees also considered the nature, quality, cost, and extent of administrative, transfer agency, and distribution services provided to the Fund by MFS and its affiliates under agreements and plans other than the investment advisory agreement, including the 12b-1 fees the Fund pays to MFS Fund Distributors, Inc., an affiliate of MFS. The Trustees also considered the nature, extent and quality of certain other services MFS performs or arranges on the Fund’s behalf, which may include securities lending programs, directed expense payment programs, class action recovery programs, and MFS’ interaction with third-party service providers, principally custodians and sub-custodians. The Trustees concluded that the various non-advisory services provided by MFS and its affiliates on behalf of the Fund were satisfactory. The Trustees also considered the benefits to MFS from the use of the Fund’s portfolio brokerage commissions to pay for research and other similar services and various other factors. Additionally, the Trustees considered so-called “fall-out benefits” to MFS such as reputational value derived from serving as investment manager to the Trust, and determined that any such benefits derived by MFS were reasonable and fair.

Based on their evaluation of factors that they deemed to be material, including those factors described above, the Board of Trustees, including a majority of the independent Trustees, concluded that the investment advisory agreement should be continued for an additional one-year period, commencing September 1, 2008.

A discussion regarding the Board’s most recent review and renewal of the fund’s Investment Advisory Agreement with MFS is available by clicking on the fund’s name under “Variable Insurance Portfolios – VIT II” in the “Products and Performance” section of the MFS Web site (mfs.com).

28

PROXY VOTING POLICIES AND INFORMATION

A general description of the MFS funds’ proxy voting policies and procedures is available without charge, upon request, by calling 1-800-225-2606, by visiting the Proxy Voting section of mfs.com or by visiting the SEC’s Web site at http://www.sec.gov.

Information regarding how the fund voted proxies relating to portfolio securities during the most recent twelve-month period ended June 30 is available without charge by visiting the Proxy Voting section of mfs.com or by visiting the SEC’s Web site at http://www.sec.gov.

QUARTERLY PORTFOLIO DISCLOSURE

The fund will file a complete schedule of portfolio holdings with the Securities and Exchange Commission (the Commission) for the first and third quarters of each fiscal year on Form N-Q. The fund’s Form N-Q may be reviewed and copied at the:

Public Reference Room

Securities and Exchange Commission

100 F Street, NE, Room 1580

Washington, D.C. 20549

Information on the operation of the Public Reference Room may be obtained by calling the Commission at 1-800-SEC-0330. The fund’s Form N-Q is available on the EDGAR database on the Commission’s Internet Web site at http://www.sec.gov, and copies of this information may be obtained, upon payment of a duplicating fee, by electronic request at the following e-mail address: publicinfo@sec.gov or by writing the Public Reference Section at the above address.

29

MFS® PRIVACY NOTICE

Privacy is a concern for every investor today. At MFS Investment Management® and the MFS funds, we take this concern very seriously. We want you to understand our policies about the investment products and services that we offer, and how we protect the nonpublic personal information of investors who have a direct relationship with us and our wholly owned subsidiaries.

Throughout our business relationship, you provide us with personal information. We maintain information and records about you, your investments, and the services you use. Examples of the nonpublic personal information we maintain include

•	data from investment applications and other forms
•	share balances and transactional history with us, our affiliates, or others
•	facts from a consumer reporting agency

We do not disclose any nonpublic personal information about our customers or former customers to anyone, except as permitted by law. We may share nonpublic personal information with third parties or certain of our affiliates in connection with servicing your account or processing your transactions. We may share information with companies or financial institutions that perform marketing services on our behalf or with other financial institutions with which we have joint marketing arrangements, subject to any legal requirements.

Authorization to access your nonpublic personal information is limited to appropriate personnel who provide products, services, or information to you. We maintain physical, electronic, and procedural safeguards to help protect the personal information we collect about you.

If you have any questions about the MFS privacy policy, please call 1-800-225-2606 any business day between 8 a.m. and 8 p.m. Eastern time.

Note: If you own MFS products or receive MFS services in the name of a third party such as a bank or broker-dealer, their privacy policy may apply to you instead of ours.

30

MFS® INVESTMENT MANAGEMENT

MFS® Bond Portfolio

MFS® Variable Insurance Trust II

Annual report

12/31/08

BDS-ANN

MFS® BOND PORTFOLIO

The report is prepared for the general information of contract owners. It is authorized for distribution to prospective investors only when preceded or accompanied by a current prospectus.

NOT FDIC INSURED • MAY LOSE VALUE • NO BANK GUARANTEE • NOT A DEPOSIT • NOT INSURED BY ANY FEDERAL GOVERNMENT AGENCY OR NCUA/NCUSIF

LETTER FROM THE CEO

Dear Contract Owners:

The market downturns and economic setbacks of late probably rank among the worst financial declines most of us have experienced. Inevitably, people may be questioning their commitment to investing. Still, it is important to remember that downturns are an inescapable part of the business cycle. Such troughs have been seen before, and if we can use history as a guide, market recoveries typically have followed.

Recent events have clearly shown us the value of certain types of investments. In this environment, two of the hallmarks of mutual funds — transparency and liquidity — have become critically important. Unlike some other types of investments, the operations of mutual funds are relatively transparent to their shareholders. With their daily redemption feature, mutual funds also generally provide easy, convenient access to one’s money. Through these recent market upheavals, this level of liquidity enhanced the ability of mutual fund investors to respond and modify their investments as they and their advisors saw fit — a flexibility that those in less liquid investments simply did not have at their disposal.

At MFS® we take particular pride in how well mutual funds can serve investors because we invented the mutual fund in the United States. Established in 1924, Massachusetts Investors Trust was the nation’s first fund. Recent market events only reinforce what we have learned through 85 years — that mutual funds provide unique features that are important to investors in any type of market climate.

Respectfully,

Robert J. Manning

Chief Executive Officer and Chief Investment Officer

MFS Investment Management®

February 17, 2009

The opinions expressed in this letter are subject to change, may not be relied upon for investment advice, and no forecasts can be guaranteed.

Before investing, consider the fund’s investment objectives, risks, charges, and expenses. For a prospectus containing this and other information, contact your investment professional or view online. Read it carefully.

MFS Fund Distributors, Inc., 500 Boylston Street, Boston, MA 02116

1

PORTFOLIO COMPOSITION

Portfolio structure (i)

Fixed income sectors (i)
High Grade Corporates	64.2%
High Yield Corporates	9.6%
Commercial Mortgage-Backed Securities	8.1%
Mortgage-Backed Securities	4.6%
U.S. Treasury Securities	3.8%
Municipal Bonds	3.5%
Emerging Markets Bonds	1.2%
Asset-Backed Securities	0.7%
Non-U.S. Government Bonds	0.4%
Collateralized Debt Obligations (o)	0.0%

Credit quality of bonds (r)
AAA	14.7%
AA	7.8%
A	19.5%
BBB	47.7%
BB	7.0%
B	2.1%
CCC	0.8%
C (o)	0.0%
Not Rated	0.4%

Portfolio facts
Average Duration (d)(i)	5.0
Average Life (i)(m)	7.7 yrs.
Average Maturity (i)(m)	11.8 yrs.
Average Credit Quality of Rated Securities (long-term) (a)	A–
Average Credit Quality of Rated Securities (short-term) (a)	A-1

(a)	The average credit quality of rated securities is based upon a market weighted average of portfolio holdings that are rated by public rating agencies.
(d)	Duration is a measure of how much a bond’s price is likely to fluctuate with general changes in interest rates, e.g., if rates rise 1.00%, a bond with a 5-year duration is likely to lose about 5.00% of its value.
(i)	For purposes of this presentation, the bond component includes accrued interest amounts and may be positively or negatively impacted by the equivalent exposure from any derivative holdings, if applicable.
(m)	The average maturity shown is calculated using the final stated maturity on the portfolio’s holdings without taking into account any holdings which have been pre-refunded or pre-paid to an earlier date or which have a mandatory put date prior to the stated maturity. The average life shown takes into account these earlier dates.
(o)	Less than 0.1%.
(r)	Each security is assigned a rating from Moody’s Investors Service. If not rated by Moody’s, the rating will be that assigned by Standard & Poor’s. Likewise, if not assigned a rating by Standard & Poor’s, it will be based on the rating assigned by Fitch, Inc. For those portfolios that hold a security which is not rated by any of the three agencies, the security is considered Not Rated. Holdings in U.S. Treasuries and government agency mortgage-backed securities, if any, are included in the “AAA”-rating category. Percentages are based on the total market value of investments as of 12/31/08.

Percentages are based on net assets as of 12/31/08, unless otherwise noted.

The portfolio is actively managed and current holdings may be different.

2

MANAGEMENT REVIEW

Summary of Results

For the twelve months ended December 31, 2008, Initial Class shares of the MFS Bond Portfolio (the “fund”) provided a total return of –10.53%, while Service Class shares of the fund provided a total return of –10.77%. These compare with a return of 5.70% for the fund’s benchmark, the Barclays Capital U.S. Government/Credit Bond Index.

Market Environment

The U.S. economy and financial markets experienced significant deterioration and extraordinary volatility over the reporting period. U.S. economic growth slowed significantly, despite the short-term bounce from the second quarter fiscal stimulus. Strong domestic headwinds included accelerated deterioration in the housing market, anemic corporate investment, a rapidly declining job market, and a much tighter credit environment. During the period, a seemingly continuous series of tumultuous financial events hammered markets, including: the distressed sale of failing Bear Stearns to JPMorgan, the conservatorship of Government Sponsored Enterprises (GSEs) Fannie Mae and Freddie Mac, the bankruptcy of investment bank Lehman Brothers, the Federal Reserve Bank’s complex intervention of insurance company American International Group (AIG), the nationalization of several large European banks, the failure of Washington Mutual, and the distressed sale of Wachovia. As a result of this barrage of turbulent news, global equity markets pushed significantly lower and credit markets witnessed the worst dislocation since the beginning of the credit crisis. Though conditions improved towards the end of the period, the state of financial and macroeconomic dislocation remained severe.

While reasonably resilient during the first half of the period, the global economy and financial system increasingly experienced considerable negative spillovers from the U.S. slowdown. Not only did Europe and Japan show obvious signs of economic softening, the more powerful engine of global growth – emerging markets – also displayed weakening dynamics.

During the reporting period, the U.S. Federal Reserve Board cut interest rates aggressively and introduced a multitude of new lending facilities to alleviate ever-tightening credit markets, while the U.S. federal government moved quickly to design and implement a meaningful fiscal stimulus package. Although several other global central banks also cut rates, the dilemma of rising energy and food prices heightened concerns among central bankers that inflationary expectations might become unhinged despite weaker growth. Only later in the reporting period did slowing global growth result in a very precipitous decline in commodity prices, which significantly eased inflation and inflationary expectations. As inflationary concerns diminished in the face of global deleveraging, and equity and credit markets deteriorated more sharply, a coordinated rate cut marked the beginning of much more aggressive easing by the major global central banks.

Detractors from Performance

Relative to the Barclays Capital U.S. Government/Credit Bond Index, the fund’s greater exposure to the financial and banking sectors, as well as holdings of commercial mortgage-backed securities (CMBS), held back performance as holdings within these sectors suffered amid the global credit crisis.

Credit quality, particularly holdings of “BBB” rated (s) and below investment grade securities, also dampened relative results as credit spreads between higher quality and lower quality bonds widened over the reporting period.

A shorter duration (d) stance was another detractor from the fund’s relative performance.

Contributors to Performance

During the reporting period, the fund’s return from yield, which was greater than that of the benchmark, was a key contributor to performance.

3

Management Review – continued

The fund’s underweighted exposure to government agency debt and to some longer-dated U.S. Treasury bonds also helped relative results. Although the fund’s shorter duration stance, overall, was a detractor from relative performance, our greater exposure to shorter-dated corporate bonds was a positive contributor to the fund’s relative performance.

Respectfully,

Richard Hawkins	Robert Persons
Portfolio Manager	Portfolio Manager

(d)	Duration is a measure of how much a bond’s price is likely to fluctuate with general changes in interest rates, e.g., if rates rise 1.00%, a bond with a 5-year duration is likely to lose about 5.00% of its value.

(s)	Bonds rated “BBB”, “Baa”, or higher are considered investment grade; bonds rated “BB”, “Ba”, or below are considered non-investment grade. The primary source for bond quality ratings is Moody’s Investors Service. If not available, ratings by Standard & Poor’s are used, else ratings by Fitch, Inc. For securities which are not rated by any of the three agencies, the security is considered Not Rated.

The views expressed in this report are those of the portfolio managers only through the end of the period of the report as stated on the cover and do not necessarily reflect the views of MFS or any other person in the MFS organization. These views are subject to change at any time based on market or other conditions, and MFS disclaims any responsibility to update such views. These views may not be relied upon as investment advice or an indication of trading intent on behalf of any MFS portfolio. References to specific securities are not recommendations of such securities, and may not be representative of any MFS portfolio’s current or future investments.

4

PERFORMANCE SUMMARY THROUGH 12/31/08

The following chart illustrates the historical performance of the fund in comparison to its benchmark(s). Benchmark comparisons are unmanaged; do not reflect any fees or expenses; and cannot be invested in directly. The performance of other share classes will be greater than or less than that of the class depicted below. (See Notes to Performance Summary.)

Performance data shown represents past performance and is no guarantee of future results. Investment return and principal value fluctuate so your units, when sold, may be worth more or less than the original cost; current performance may be lower or higher than quoted. The performance shown does not reflect the deduction of taxes, if any, that a contract holder would pay on fund distributions or the redemption of contract units. The returns for the fund shown also do not reflect the deduction of expenses associated with variable products, such as mortality and expense risk charges, separate account charges, and sales charges imposed by the insurance company separate accounts. Such expenses would reduce the overall returns shown.

Growth of a hypothetical $10,000 investment

Total rates of return through 12/31/08

Average Annual Total Returns

Share class	Class inception date	1-yr	5-yr	10-yr
Initial Class	5/06/98	(10.53)%	1.05%	3.99%
Service Class	8/24/01	(10.77)%	0.79%	3.79%

Comparative Benchmark

Barclays Capital U.S. Government/Credit Bond Index (f)	5.70%	4.64%	5.64%

(f)	Source: FactSet Research Systems Inc.

Benchmark Definition

Barclays Capital U.S. Government/Credit Bond Index (formerly known as Lehman Brothers U.S. Government/Credit Bond Index) – a market capitalization-weighted index that measures the performance of investment-grade debt obligations of the U.S. Treasury and U.S. government agencies, as well as U.S. corporate and foreign debentures and secured notes that meet specified maturity, liquidity, and quality requirements.

It is not possible to invest directly in an index.

Notes to Performance Summary

Performance for the Service Class includes the performance of the fund’s Initial Class for periods prior to their offering. Because Service Class expenses are higher than those of Initial Class, performance shown for Service Class is higher than it would have been had it been offered for the entire period. Performance has not been adjusted to take into account differences in class specific operating expenses (such as Rule 12b-1 fees). Please see the prospectus for additional information about performance and expenses.

Performance results reflect any applicable expense subsidies and waivers in effect during the periods shown. Without such subsidies and waivers the fund’s performance results would be less favorable. Please see the prospectus for complete details. All results are historical and assume the reinvestment of any dividends and capital gains distributions.

From time to time the fund may receive proceeds from litigation settlements, without which performance would be lower.

5

EXPENSE TABLE

Fund Expenses Borne by the Contract Holders During the Period,

July 1, 2008 through December 31, 2008

As a contract holder of the fund, you incur ongoing costs, including management fees; distribution (12b-1) fees; and other fund expenses. This example is intended to help you understand your ongoing costs (in dollars) of investing in the fund and to compare these costs with the ongoing costs of investing in other mutual funds.

The example is based on an investment of $1,000 invested at the beginning of the period and held for the entire period July 1, 2008 through December 31, 2008.

Actual Expenses

The first line for each share class in the following table provides information about actual account values and actual expenses. You may use the information in this line, together with the amount you invested, to estimate the expenses that you paid over the period. Simply divide your account value by $1,000 (for example, an $8,600 account value divided by $1,000 = 8.6), then multiply the result by the number in the first line under the heading entitled “Expenses Paid During Period” to estimate the expenses you paid on your account during this period.

Hypothetical Example for Comparison Purposes

The second line for each share class in the following table provides information about hypothetical account values and hypothetical expenses based on the fund’s actual expense ratio and an assumed rate of return of 5% per year before expenses, which is not the fund’s actual return. The hypothetical account values and expenses may not be used to estimate the actual ending account balance or expenses you paid for the period. You may use this information to compare the ongoing costs of investing in the fund and other funds. To do so, compare this 5% hypothetical example with the 5% hypothetical examples that appear in the shareholder reports of the other funds.

Please note that the expenses shown in the table are meant to highlight the fund’s ongoing costs only and do not take into account the fees and expenses imposed under the variable contracts through which your investment in the fund is made. Therefore, the second line for each share class in the table is useful in comparing ongoing costs associated with an investment in vehicles (such as the fund) which fund benefits under variable annuity and variable life insurance contracts and to qualified pension and retirement plans only, and will not help you determine the relative total costs of investing in the fund through variable annuity and variable life insurance contracts. If the fees and expenses imposed under the variable contracts were included, your costs would have been higher.

Share Class		Annualized Expense Ratio	Beginning Account Value 7/01/08	Ending Account Value 12/31/08	Expenses Paid During Period (p) 7/01/08-12/31/08
Initial Class	Actual	0.77%	$1,000.00	$900.20	$3.68
	Hypothetical (h)	0.77%	$1,000.00	$1,021.27	$3.91
Service Class	Actual	1.02%	$1,000.00	$899.50	$4.87
	Hypothetical (h)	1.02%	$1,000.00	$1,020.01	$5.18

(h)	5% class return per year before expenses.

(p)	Expenses paid is equal to each class’ annualized expense ratio, as shown above, multiplied by the average account value over the period, multiplied by the number of days in the period, divided by the number of days in the year.

6

PORTFOLIO OF INVESTMENTS – 12/31/08

The Portfolio of Investments is a complete list of all securities owned by your fund. It is categorized by broad-based asset classes.

Issuer	Shares/Par	Value ($)

BONDS – 96.6%
Aerospace – 0.9%
Bombardier, Inc., 6.3%, 2014 (n)	$1,275,000	$1,048,687

Asset Backed & Securitized – 8.8%
ARCap REIT, Inc., CDO, “G”, 6.1%, 2045 (n)	$350,000	$28,000
Asset Securitization Corp., FRN, 8.335%, 2029	522,978	557,876
Banc of America Commercial Mortgage, Inc., FRN, 5.658%, 2017	339,342	248,186
Bayview Financial Revolving Mortgage Loan Trust, FRN, 2.231%, 2040 (z)	470,000	291,400
Brazilian Merchant Voucher Receivables Ltd., 5.911%, 2011 (z)	531,025	504,474
Citigroup/Deutsche Bank Commercial Mortgage Trust, 5.322%, 2049	514,266	359,007
Commercial Mortgage Acceptance Corp., FRN, 1.527%, 2030 (i)	1,473,985	59,699
Countrywide Asset-Backed Certificates, FRN, 4.575%, 2035	14,850	14,366
Credit Suisse Mortgage Capital Certificate, 5.343%, 2039	890,177	422,145
DLJ Commercial Mortgage Corp., 6.04%, 2031 (z)	625,000	537,511
Falcon Franchise Loan LLC, 6.5%, 2014 (z)	440,000	233,200
Falcon Franchise Loan LLC, FRN, 3.727%, 2025 (i)(z)	2,154,572	159,869
First Union-Lehman Brothers Commercial Mortgage Trust, 7%, 2029 (n)	423,549	410,152
GE Commercial Mortgage Corp., FRN, 5.338%, 2044	440,000	222,928
GMAC Commercial Mortgage Securities, Inc., FRN, 6.02%, 2033 (z)	800,000	599,542
GMAC Commercial Mortgage Securities, Inc., FRN, 7.662%, 2034 (n)	825,000	517,153
Greenwich Capital Commercial Funding Corp., 4.305%, 2042	588,989	557,339
Greenwich Capital Commercial Funding Corp., FRN, 5.913%, 2038	350,000	181,174
GS Mortgage Securities Corp., “GG8”, 5.56%, 2039	215,006	170,541
JPMorgan Chase Commercial Mortgage Securities Corp., 6.188%, 2014	410,000	292,531
JPMorgan Chase Commercial Mortgage Securities Corp., 5.42%, 2049	260,006	183,816
JPMorgan Chase Commercial Mortgage Securities Corp., FRN, 5.343%, 2042 (n)	765,072	168,810
JPMorgan Chase Commercial Mortgage Securities Corp., FRN, 5.35%, 2043	1,168,381	519,862
JPMorgan Chase Commercial Mortgage Securities Corp., FRN, 5.855%, 2043	681,261	340,493
JPMorgan Chase Commercial Mortgage Securities Corp., FRN, 5.038%, 2046	880,000	710,304
KKR Financial CLO Ltd., “C”, CDO, FRN, 4.254%, 2021 (n)	505,395	22,743
Lehman Brothers Commercial Conduit Mortgage Trust, FRN, 0.813%, 2030 (i)	1,953,479	58,604

Issuer	Shares/Par	Value ($)

BONDS – continued
Asset Backed & Securitized – continued
Merrill Lynch Mortgage Trust, FRN, 5.828%, 2050	$234,000	$41,029
Morgan Stanley Capital I, Inc., 5.72%, 2032	198,247	195,607
Morgan Stanley Capital I, Inc., FRN, 0.814%, 2030 (i)(n)	4,336,189	72,892
Mortgage Capital Funding, Inc., FRN, 2.158%, 2031 (i)	202,215	10
Nomura Asset Acceptance Corp., FRN, 4.423%, 2034	6,570	6,519
PNC Mortgage Acceptance Corp., FRN, 7.1%, 2032 (z)	800,000	668,092
Prudential Securities Secured Financing Corp., FRN, 7.245%, 2013 (z)	567,000	226,077
Spirit Master Funding LLC, 5.05%, 2023 (z)	421,030	344,987
Wachovia Bank Commercial Mortgage Trust, FRN, 4.847%, 2041	551,473	442,929
Wachovia Bank Commercial Mortgage Trust, FRN, 5.956%, 2045	680,000	352,701

		$10,722,568

Automotive – 1.0%
Ford Motor Credit Co. LLC, 9.75%, 2010	$530,000	$423,997
Johnson Controls, Inc., 5.5%, 2016	1,050,000	813,684

		$1,237,681

Broadcasting – 1.3%
CBS Corp., 6.625%, 2011	$933,000	$826,808
News America, Inc., 8.5%, 2025	770,000	757,782

		$1,584,590

Brokerage & Asset Managers – 1.1%
INVESCO PLC, 4.5%, 2009	$1,097,000	$1,031,349
Lehman Brothers Holdings, Inc., 6.2%, 2014 (d)	260,000	24,700
Lehman Brothers Holdings, Inc., 6.5%, 2017 (d)	480,000	48
Merrill Lynch & Co., Inc., 6.05%, 2016	349,000	326,480

		$1,382,577

Building – 0.4%
CRH PLC, 8.125%, 2018	$477,000	$344,394
Hanson PLC, 7.875%, 2010	380,000	153,467

		$497,861

Cable TV – 1.7%
Comcast Corp., 6.4%, 2038	$256,000	$255,402
Cox Communications, Inc., 4.625%, 2013	994,000	861,469
Cox Communications, Inc., 6.25%, 2018 (n)	261,000	231,662
TCI Communications, Inc., 9.8%, 2012	439,000	462,796
Time Warner Entertainment Co. LP, 8.375%, 2033	266,000	268,428

		$2,079,757

7

Portfolio of Investments – continued

Issuer	Shares/Par	Value ($)

BONDS – continued
Chemicals – 0.4%
PPG Industries, Inc., 5.75%, 2013	$452,000	$446,999

Computer Software – 0.6%
Seagate Technology HDD Holdings, 6.375%, 2011	$1,070,000	$738,300

Conglomerates – 0.7%
American Standard Cos., Inc., 7.625%, 2010	$302,000	$301,997
Kennametal, Inc., 7.2%, 2012	526,000	511,039

		$813,036

Construction – 0.7%
D.R. Horton, Inc., 7.875%, 2011	$764,000	$657,040
D.R. Horton, Inc., 5.625%, 2014	269,000	185,610

		$842,650

Consumer Goods & Services – 2.9%
Clorox Co., 5%, 2013	$700,000	$689,658
Fortune Brands, Inc., 5.125%, 2011	940,000	902,876
Procter & Gamble Co., 4.6%, 2014	600,000	628,742
Service Corp. International, 7.375%, 2014	300,000	255,000
Western Union Co., 5.4%, 2011	1,133,000	1,089,016

		$3,565,292

Defense Electronics – 0.9%
L-3 Communications Corp., 6.375%, 2015	$1,115,000	$1,042,525

Electronics – 0.4%
Tyco Electronics Group S.A., 6.55%, 2017	$360,000	$302,545
Tyco Electronics Group S.A., 7.125%, 2037	260,000	196,707

		$499,252

Energy – Independent – 1.2%
Ocean Energy, Inc., 7.25%, 2011	$1,400,000	$1,437,365

Entertainment – 0.8%
Time Warner, Inc., 9.125%, 2013	$916,000	$907,761
Time Warner, Inc., 6.5%, 2036	110,000	99,725

		$1,007,486

Financial Institutions – 1.4%
American Express Centurion Bank, 5.55%, 2012	$590,000	$560,468
GMAC LLC, 7.25%, 2011 (z)	609,000	523,369
ILFC E-Capital Trust I, 5.9% to 2010, FRN to 2065 (n)	1,000,000	320,511
International Lease Finance Corp., 5.625%, 2013	524,000	349,914

		$1,754,262

Food & Beverages – 4.1%
Diageo Capital PLC, 5.5%, 2016	$1,070,000	$1,025,609
Dr. Pepper Snapple Group, Inc., 6.82%, 2018 (n)	656,000	647,047
General Mills, Inc., 5.65%, 2012	374,000	381,755
Kraft Foods, Inc., 6.125%, 2018	920,000	907,004
Miller Brewing Co., 5.5%, 2013 (n)	1,494,000	1,392,983
Tyson Foods, Inc., 7.35%, 2016	950,000	703,000

		$5,057,398

Issuer	Shares/Par	Value ($)

BONDS – continued
Food & Drug Stores – 0.5%
CVS Caremark Corp., 5.75%, 2017	$664,000	$625,135

Forest & Paper Products – 0.7%
International Paper Co., 7.95%, 2018	$740,000	$584,866
Stora Enso Oyj, 7.25%, 2036 (n)	623,000	328,305

		$913,171

Gaming & Lodging – 1.1%
Royal Caribbean Cruises Ltd., 8%, 2010	$705,000	$602,775
Starwood Hotels & Resorts Worldwide, Inc., 7.875%, 2012	575,000	428,375
Wyndham Worldwide Corp., 6%, 2016	670,000	270,069

		$1,301,219

Insurance – 1.6%
ING Groep N.V., 5.775% to 2015, FRN to 2049	$792,000	$339,207
Metropolitan Life Global Funding, 5.125%, 2013 (n)	600,000	559,055
UnumProvident Corp., 6.85%, 2015 (n)	1,340,000	1,095,756

		$1,994,018

Insurance – Health – 0.5%
Humana, Inc., 7.2%, 2018	$370,000	$297,550
UnitedHealth Group, Inc., 6.875%, 2038	350,000	306,464

		$604,014

Insurance – Property & Casualty – 1.4%
AXIS Capital Holdings Ltd., 5.75%, 2014	$605,000	$464,181
Chubb Corp., 5.75%, 2018	147,000	141,145
Chubb Corp., 6.375% to 2017, FRN to 2067	279,000	173,034
Fund American Cos., Inc., 5.875%, 2013	993,000	722,694
ZFS Finance USA Trust V, 6.5% to 2017, FRN to 2037 (n)	580,000	237,800

		$1,738,854

Machinery & Tools – 0.6%
Case New Holland, Inc., 7.125%, 2014	$1,095,000	$777,450

Major Banks – 7.9%
BAC Capital Trust XIV, 5.63% to 2012, FRN to 2049	$640,000	$256,420
Barclays Bank PLC, 8.55% to 2011, FRN to 2049 (n)	882,000	432,988
Bear Stearns Cos., Inc., 5.85%, 2010	389,000	392,958
BNP Paribas, 7.195% to 2037, FRN to 2049 (n)	700,000	445,001
Credit Suisse (USA), Inc., 4.875%, 2010	1,389,000	1,388,711
Credit Suisse New York, 6%, 2018	180,000	165,299
Goldman Sachs Group, Inc., 5.625%, 2017	1,241,000	1,066,115
Morgan Stanley, 5.75%, 2016	906,000	761,287
Morgan Stanley, 6.625%, 2018	461,000	404,431
MUFG Capital Finance 1 Ltd., 6.346% to 2016, FRN to 2049	1,186,000	826,313
PNC Funding Corp., 5.625%, 2017	710,000	689,600
Royal Bank of Scotland Group PLC, 9.118%, 2049	348,000	297,100
Royal Bank of Scotland Group PLC, 6.99% to 2017, FRN to 2049 (n)	370,000	172,988

8

Portfolio of Investments – continued

Issuer	Shares/Par	Value ($)

BONDS – continued
Major Banks – continued
UniCredito Italiano Capital Trust II, 9.2% to 2010, FRN to 2049 (n)	$851,000	$325,577
UniCredito Luxembourg Finance S.A., 6%, 2017 (n)	1,020,000	850,491
Wachovia Corp., 6.605%, 2025	1,270,000	1,153,479

		$9,628,758

Medical & Health Technology & Services – 2.6%
Fisher Scientific International, Inc., 6.125%, 2015	$1,440,000	$1,269,000
HCA, Inc., 8.75%, 2010	438,000	420,480
Hospira, Inc., 5.55%, 2012	210,000	198,968
Hospira, Inc., 6.05%, 2017	760,000	617,286
McKesson Corp., 5.7%, 2017	770,000	696,530

		$3,202,264

Metals & Mining – 1.1%
International Steel Group, Inc., 6.5%, 2014	$945,000	$671,919
Rio Tinto Finance USA Ltd., 5.875%, 2013	810,000	645,176

		$1,317,095

Mortgage Backed – 4.6%
Fannie Mae, 5.5%, 2017-2034	$1,493,965	$1,538,145
Fannie Mae, 6%, 2017-2035	947,252	980,678
Fannie Mae, 4.5%, 2018	1,312,102	1,349,591
Fannie Mae, 7.5%, 2030-2031	207,873	220,185
Fannie Mae, 6.5%, 2032	691,224	721,250
Freddie Mac, 6%, 2021-2034	554,438	573,815
Freddie Mac, 5%, 2025	275,985	279,433

		$5,663,097

Municipals – 3.4%
Harris County, TX, “C”, FSA, 5.25%, 2028	$440,000	$449,192
Harris County, TX, “C”, FSA, 5.25%, 2031	430,000	432,245
Harris County, TX, “C”, FSA, 5.25%, 2032	430,000	429,974
Metropolitan Atlanta, GA, Rapid Transit Tax Authority Rev., “A”, FGIC, 5.25%, 2032	690,000	692,774
New York, Dormitory Authority Rev. (New York University), BHAC, 5.5%, 2031	360,000	366,066
State of Massachusetts, “A”, AMBAC, 5.5%, 2030	905,000	952,594
Utah Transit Authority Sales Tax Rev., “A”, BHAC, 5%, 2035	920,000	893,688

		$4,216,533

Natural Gas – Distribution – 0.4%
Energy Transfer Partners, 9.7%, 2019	$480,000	$494,597

Natural Gas – Pipeline – 4.2%
CenterPoint Energy, Inc., 7.875%, 2013	$1,383,000	$1,281,065
Enterprise Products Operating LP, 5.65%, 2013	354,000	321,011
Enterprise Products Partners LP, 6.3%, 2017	540,000	457,039
Kinder Morgan Energy Partners LP, 5.125%, 2014	410,000	357,191
Kinder Morgan Energy Partners LP, 7.4%, 2031	581,000	498,138
Spectra Energy Capital LLC, 8%, 2019	942,000	977,556

Issuer	Shares/Par	Value ($)

BONDS – continued
Natural Gas – Pipeline – continued
Williams Cos., Inc., 7.125%, 2011	$1,349,000	$1,241,080

		$5,133,080

Network & Telecom – 5.4%
AT&T, Inc., 5.1%, 2014	$1,361,000	$1,337,845
British Telecommunications PLC, 5.15%, 2013	586,000	558,223
Telecom Italia S.p.A., 6.375%, 2033	500,000	350,000
Telefonica Emisiones S.A.U., 7.045%, 2036	550,000	600,342
Telefonica Europe B.V., 7.75%, 2010	981,000	996,070
TELUS Corp., 8%, 2011	1,734,000	1,724,615
Verizon Communications, Inc., 8.95%, 2039	360,000	465,008
Verizon New York, Inc., 6.875%, 2012	635,000	631,794

		$6,663,897

Oil Services – 1.0%
KazMunaiGaz Finance B.V., 8.375%, 2013 (n)	$567,000	$442,260
Weatherford International Ltd., 5.15%, 2013	460,000	405,063
Weatherford International Ltd., 6.35%, 2017	440,000	375,512

		$1,222,835

Oils – 1.2%
Premcor Refining Group, Inc., 7.5%, 2015	$1,690,000	$1,521,703

Other Banks & Diversified Financials – 2.0%
Alfa Diversified Payment Rights Finance Co. S.A., FRN, 3.896%, 2011 (n)	$247,800	$161,070
Alfa Diversified Payment Rights Finance Co. S.A., FRN, 3.996%, 2012 (z)	227,500	160,037
Nordea Bank AB, 5.424% to 2015, FRN to 2049 (n)	412,000	188,415
Resona Bank Ltd., 5.85% to 2016, FRN to 2049 (n)	1,051,000	595,788
UBS Preferred Funding Trust V, 6.243% to 2016, FRN to 2049	547,000	298,730
UFJ Finance Aruba AEC, 6.75%, 2013	1,028,000	1,004,765

		$2,408,805

Printing & Publishing – 0.2%
Pearson PLC, 5.5%, 2013 (n)	$260,000	$237,469

Railroad & Shipping – 1.5%
Canadian Pacific Railway Co., 6.5%, 2018	$570,000	$502,707
CSX Corp., 6.3%, 2012	826,000	799,755
CSX Corp., 6%, 2036	360,000	285,133
Kansas City Southern, 7.375%, 2014	330,000	270,006

		$1,857,601

Real Estate – 2.8%
ERP Operating LP, REIT, 5.75%, 2017	$970,000	$669,543
HRPT Properties Trust, REIT, 6.25%, 2016	1,027,000	547,027
Liberty Property LP, REIT, 5.5%, 2016	660,000	392,782
ProLogis, REIT, 5.75%, 2016	933,000	465,300
ProLogis, REIT, 5.625%, 2016	160,000	76,743
Simon Property Group, Inc., REIT, 6.35%, 2012	629,000	489,658
Simon Property Group, Inc., REIT, 5.75%, 2015	1,200,000	783,833

		$3,424,886

9

Portfolio of Investments – continued

Issuer	Shares/Par	Value ($)

BONDS – continued
Restaurants – 0.4%
YUM! Brands, Inc., 8.875%, 2011	$466,000	$472,006

Retailers – 1.8%
Home Depot, Inc., 5.875%, 2036	$756,000	$592,781
J.C. Penney Corp., Inc., 8%, 2010	81,000	78,629
Macy’s Retail Holdings, Inc., 5.35%, 2012	480,000	356,531
Macy’s, Inc., 6.625%, 2011	426,000	343,806
Wal-Mart Stores, Inc., 6.2%, 2038	760,000	869,786

		$2,241,533

Supermarkets – 0.8%
Delhaize America, Inc., 9%, 2031	$360,000	$364,076
Kroger Co., 6.4%, 2017	574,000	578,858

		$942,934

Supranational – 0.4%
Corporacion Andina de Fomento, 6.875%, 2012	$481,000	$465,328

Telecommunications – Wireless – 0.9%
Rogers Cable, Inc., 5.5%, 2014	$364,000	$335,810
Rogers Wireless, Inc., 7.25%, 2012	535,000	522,727
Vodafone Group PLC, 5.625%, 2017	201,000	189,392

		$1,047,929

Telephone Services – 0.3%
Embarq Corp., 7.082%, 2016	$540,000	$415,800

Tobacco – 3.3%
Altria Group Inc. Nt, 9.95%, 2038	$710,000	$773,056
BAT International Finance PLC, 9.5%, 2018 (z)	600,000	666,970
Philip Morris International, Inc., 4.875%, 2013	930,000	932,662
Reynolds American, Inc., 7.25%, 2012	881,000	817,498
Reynolds American, Inc., 6.75%, 2017	1,100,000	873,165

		$4,063,351

U.S. Treasury Obligations – 3.7%
U.S. Treasury Bonds, 5.375%, 2031	$1,623,000	$2,230,103
U.S. Treasury Bonds, 4.375%, 2038	1,747,000	2,339,888

		$4,569,991

Utilities – Electric Power – 11.0%
Allegheny Energy Supply Co. LLC, 8.25%, 2012 (n)	$1,110,000	$1,093,350
Beaver Valley Funding Corp., 9%, 2017	926,000	868,116
CenterPoint Energy, Inc., 5.95%, 2017	450,000	369,041

Issuer	Shares/Par	Value ($)

BONDS – continued
Utilities – Electric Power – continued
Dominion Resources, Inc., 6.4%, 2018	$430,000	$421,057
DPL, Inc., 6.875%, 2011	614,000	604,162
Duke Energy Corp., 5.65%, 2013	930,000	912,230
E.ON International Finance B.V., 6.65%, 2038 (n)	145,000	134,682
EDP Finance B.V., 6%, 2018 (n)	1,010,000	838,447
Enersis S.A., 7.375%, 2014	686,000	714,428
Exelon Generation Co. LLC, 6.95%, 2011	1,790,000	1,737,551
Mirant Americas Generation LLC, 8.3%, 2011	700,000	679,000
NiSource Finance Corp., 7.875%, 2010	1,173,000	1,073,400
NorthWestern Corp., 5.875%, 2014	680,000	627,065
NRG Energy, Inc., 7.375%, 2016	420,000	390,600
Oncor Electric Delivery Co. LLC, 6.8%, 2018 (n)	561,000	537,996
PSEG Power LLC, 5.5%, 2015	284,000	253,802
Reliant Energy, Inc., 7.625%, 2014	1,030,000	854,900
System Energy Resources, Inc., 5.129%, 2014 (z)	588,482	558,811
Waterford 3 Funding Corp., 8.09%, 2017	814,298	806,513

		$13,475,151

Total Bonds (Identified Cost, $141,274,351)		$118,398,790

PREFERRED STOCKS – 0.1%
Automotive – 0.1%
Preferred Blocker, Inc., 9% (Identified Cost, $99,330) (z)	129	$99,330

REPURCHASE AGREEMENTS – 1.9%
Goldman Sachs, 0.01%, dated 12/31/08, due 1/02/09, total to be received $2,276,001 (secured by U.S. Treasury and Federal Agency obligations and Mortgage Backed securities in a jointly traded account), at Cost	$2,276,000	$2,276,000

Total Investments (Identified Cost, $143,649,681)		$120,774,120

OTHER ASSETS, LESS LIABILITIES – 1.4%		1,767,803

Net Assets – 100.0%		$122,541,923

10

Portfolio of Investments – continued

(d)	Non-income producing security – in default.

(i)	Interest only security for which the fund receives interest on notional principal (Par amount). Par amount shown is the notional principal and does not reflect the cost of the security.

(n)	Securities exempt from registration under Rule 144A of the Securities Act of 1933. These securities may be sold in the ordinary course of business in transactions exempt from registration, normally to qualified institutional buyers. At period end, the aggregate value of these securities was $13,538,078, representing 11.0% of net assets.

(z)	Restricted securities are not registered under the Securities Act of 1933 and are subject to legal restrictions on resale. These securities generally may be resold in transactions exempt from registration or to the public if the securities are subsequently registered. Disposal of these securities may involve time-consuming negotiations and prompt sale at an acceptable price may be difficult. The fund holds the following restricted securities:

Restricted Securities	Acquisition Date	Cost	Current Market Value
Alfa Diversified Payment Rights Finance Co. S.A., FRN, 3.996%, 2012	3/23/07	$227,500	$160,037
BAT International Finance PLC, 9.5%, 2018	11/14/08	594,336	666,970
Bayview Financial Revolving Mortgage Loan Trust, FRN, 2.231%, 2040	3/01/06	470,000	291,400
Brazilian Merchant Voucher Receivables Ltd., 5.911%, 2011	7/02/03-3/08/07	532,271	504,474
DLJ Commercial Mortgage Corp., 6.04%, 2031	7/23/04	615,454	537,511
Falcon Franchise Loan LLC, 6.5%, 2014	7/15/05	406,781	233,200
Falcon Franchise Loan LLC, FRN, 3.727%, 2025	1/29/03	257,784	159,869
GMAC Commercial Mortgage Securities, Inc., FRN, 6.02%, 2033	3/20/02	752,542	599,542
GMAC LLC, 7.25%, 2011	12/26/08	523,369	523,369
PNC Mortgage Acceptance Corp., FRN, 7.1%, 2032	3/25/08	800,000	668,092
Preferred Blocker, Inc., 9% (Preferred Stock)	12/26/08	99,330	99,330
Prudential Securities Secured Financing Corp., FRN, 7.245%, 2013	12/06/04	629,481	226,077
Spirit Master Funding LLC, 5.05%, 2023	10/04/05	415,603	344,987
System Energy Resources, Inc., 5.129%, 2014	4/16/04-9/08/04	588,817	558,811
Total Restricted Securities			$5,573,669
% of Net Assets			4.5%

The following abbreviations are used in this report and are defined:

CDO	Collateralized Debt Obligation

CLO	Collateralized Loan Obligation

FRN	Floating Rate Note. Interest rate resets periodically and may not be the rate reported at period end.

REIT	Real Estate Investment Trust

Insurers
AMBAC	AMBAC Indemnity Corp.
BHAC	Berkshire Hathaway Assurance Corp.
FGIC	Financial Guaranty Insurance Co.
FSA	Financial Security Assurance Inc.

11

Portfolio of Investments – continued

Derivative Contracts at 12/31/08

Swap Agreements at 12/31/08

Expiration	Notional Amount		Counterparty	Cash Flows to Receive	Cash Flows to Pay	Value
Credit Default Swaps
12/20/12	USD	910,000	Merrill Lynch International	1.0% (fixed rate)	(1)	$(475,873)
12/20/12	USD	390,000	Goldman Sachs International	(2)	1.3% (fixed rate)	69,822
12/20/12	USD	390,000	Goldman Sachs International	(3)	1.55% (fixed rate)	47,129
6/20/13	USD	380,000	Morgan Stanley Capital Services, Inc.	(4)	1.07% (fixed rate)	15,686
12/20/13	USD	350,000	JPMorgan Chase Bank	(4)	0.78% (fixed rate)	20,674
6/20/13	USD	360,000	Morgan Stanley Capital Services, Inc.	(5)	1.48% (fixed rate)	9,833
9/20/13	USD	360,000	Morgan Stanley Capital Services, Inc.	(6)	0.99% (fixed rate)	9,498
12/20/13	USD	350,000	Goldman Sachs International	(6)	1.5% (fixed rate)	1,245
12/20/13	USD	350,000	Goldman Sachs International	(7)	2.15% (fixed rate)	(14,460)
12/20/13	USD	170,000	Merrill Lynch International	(8)	1.43% (fixed rate)	9,255

						$(307,191)

(1)	Fund, as protection seller, to pay notional amount upon a defined credit event by MBIA, Inc., 4.0925%, 10/06/2010, an AA rated bond. The fund entered into the contract to gain issuer exposure.

(2)	Fund, as protection buyer, to receive notional amount upon a defined credit event by Simon Property Group, Inc., 6.35%, 8/28/12.

(3)	Fund, as protection buyer, to receive notional amount upon a defined credit event by Equity Residential, 5.75%, 6/15/17.

(4)	Fund, as protection buyer, to receive notional amount upon a defined credit event by Arrow Electronics, Inc., 6.875%, 6/01/18.

(5)	Fund, as protection buyer, to receive notional amount upon a defined credit event by Weyerhaeuser Co., 7.125%, 7/15/23.

(6)	Fund, as protection buyer, to receive notional amount upon a defined credit event by British Telecom PLC, 5.75%, 12/07/28.

(7)	Fund, as protection buyer, to receive notional amount upon a defined credit event by Aetna, Inc., 6.625%, 6/15/36.

(8)	Fund, as protection buyer, to receive notional amount upon a defined credit event by CIGNA Corp., 7.875%, 5/15/27.

The credit ratings presented here are an indicator of the current payment/performance risk of the related swap, the reference obligation for which may be either a single security or, in case of a credit default index, a basket of securities issued by corporate or sovereign issuers. Each reference security, including each individual security within a reference basket of securities, is assigned a rating from Moody’s Investor Service. If not rated by Moody’s, the rating will be that assigned by Standard & Poor’s. Likewise, if not assigned by Standard & Poor’s, it will be based on the rating assigned by Fitch, Inc. The ratings for a credit default index are calculated by MFS as a weighted average of the external credit ratings of the individual securities that compose the index’s reference basket of securities.

At December 31, 2008, the fund had sufficient cash and/or other liquid securities to cover any commitments under these derivative contracts.

See Notes to Financial Statements

12

FINANCIAL STATEMENTS  |  STATEMENT OF ASSETS AND LIABILITIES

This statement represents your fund’s balance sheet, which details the assets and liabilities comprising the total value of the fund.

At 12/31/08
Assets
Investments, at value (identified cost, $143,649,681)	$120,774,120
Cash	18,160
Restricted cash	260,000
Receivable for fund shares sold	49,779
Interest receivable	1,943,660
Swaps, at value	183,142
Other assets	6,843
Total assets		$123,235,704
Liabilities
Payable for fund shares reacquired	$107,106
Swaps, at value	490,333
Payable to affiliates
Management fee	4,011
Distribution fees	709
Administrative services fee	339
Payable for trustees’ compensation	23
Accrued expenses and other liabilities	91,260
Total liabilities		$693,781
Net assets		$122,541,923
Net assets consist of
Paid-in capital	$146,850,881
Unrealized appreciation (depreciation) on investments	(23,182,752)
Accumulated net realized gain (loss) on investments	(10,532,571)
Undistributed net investment income	9,406,365
Net assets		$122,541,923
Shares of beneficial interest outstanding		13,492,267
Initial Class shares
Net assets	$70,504,198
Shares outstanding	7,738,749
Net asset value per share		$9.11
Service Class shares
Net assets	$52,037,725
Shares outstanding	5,753,518
Net asset value per share		$9.04

See Notes to Financial Statements

13

FINANCIAL STATEMENTS  |  STATEMENT OF OPERATIONS

This statement describes how much your fund earned in investment income and accrued in expenses. It also describes any gains and/or losses generated by fund operations.

Year ended 12/31/08
Net investment income
Income
Interest	$10,040,858
Foreign taxes withheld	(2,275)
Total investment income		$10,038,583
Expenses
Management fee	$943,260
Distribution fees	169,732
Administrative services fee	48,651
Trustees’ compensation	19,355
Custodian fee	52,276
Shareholder communications	20,748
Auditing fees	58,438
Legal fees	7,550
Miscellaneous	18,181
Total expenses		$1,338,191
Fees paid indirectly	(1,890)
Net expenses		$1,336,301
Net investment income		$8,702,282
Realized and unrealized gain (loss) on investments
Realized gain (loss) (identified cost basis)
Investment transactions	$(5,248,224)
Swap transactions	32,751
Net realized gain (loss) on investments		$(5,215,473)
Change in unrealized appreciation (depreciation)
Investments	$(19,897,820)
Swap transactions	(102,713)
Net unrealized gain (loss) on investments		$(20,000,533)
Net realized and unrealized gain (loss) on investments		$(25,216,006)
Change in net assets from operations		$(16,513,724)

See Notes to Financial Statements

14

FINANCIAL STATEMENTS  |  STATEMENTS OF CHANGES IN NET ASSETS

These statements describe the increases and/or decreases in net assets resulting from operations, any distributions, and any shareholder transactions.

For years ended 12/31	2008	2007
Change in net assets
From operations
Net investment income	$8,702,282	$10,377,754
Net realized gain (loss) on investments	(5,215,473)	(580,388)
Net unrealized gain (loss) on investments	(20,000,533)	(3,275,662)
Change in net assets from operations	$(16,513,724)	$6,521,704
Distributions declared to shareholders
From net investment income
Initial Class	$(6,244,633)	$(7,180,439)
Service Class	(4,546,725)	(4,365,847)
Total distributions declared to shareholders	$(10,791,358)	$(11,546,286)
Change in net assets from fund share transactions	$(33,294,978)	$(9,296,035)
Total change in net assets	$(60,600,060)	$(14,320,617)
Net assets
At beginning of period	183,141,983	197,462,600
At end of period (including undistributed net investment income of $9,406,365 and $10,991,316, respectively)	$122,541,923	$183,141,983

See Notes to Financial Statements

15

FINANCIAL STATEMENTS  |  FINANCIAL HIGHLIGHTS

The financial highlights table is intended to help you understand the fund’s financial performance for the past 5 years. Certain information reflects financial results for a single fund share. The total returns in the table represent the rate by which an investor would have earned (or lost) on an investment in the fund share class (assuming reinvestment of all distributions) held for the entire period.

Initial Class	Years ended 12/31
	2008	2007	2006	2005	2004
Net asset value, beginning of period	$10.89	$11.19	$11.40	$12.15	$12.39
Income (loss) from investment operations
Net investment income (d)	$0.57	$0.60	$0.59	$0.59	$0.61
Net realized and unrealized gain (loss) on investments and foreign currency	(1.64)	(0.21)	(0.04)	(0.39)	0.09
Total from investment operations	$(1.07)	$0.39	$0.55	$0.20	$0.70
Less distributions declared to shareholders
From net investment income	$(0.71)	$(0.69)	$(0.69)	$(0.74)	$(0.76)
From net realized gain on investments	—	—	(0.07)	(0.21)	(0.18)
Total distributions declared to shareholders	$(0.71)	$(0.69)	$(0.76)	$(0.95)	$(0.94)
Net asset value, end of period	$9.11	$10.89	$11.19	$11.40	$12.15
Total return (%) (k)(s)	(10.53)	3.53	5.20	1.75	6.25
Ratios (%) (to average net assets) and Supplemental data:
Expenses (f)	0.74	0.71	0.71	0.72	0.69
Net investment income	5.64	5.50	5.32	5.05	5.04
Portfolio turnover	46	42	47	52	50
Net assets at end of period (000 Omitted)	$70,504	$105,554	$120,991	$143,680	$164,227

Service Class	Years ended 12/31
	2008	2007	2006	2005	2004
Net asset value, beginning of period	$10.81	$11.11	$11.33	$12.07	$12.33
Income (loss) from investment operations
Net investment income (d)	$0.54	$0.57	$0.56	$0.56	$0.58
Net realized and unrealized gain (loss) on investments and foreign currency	(1.63)	(0.21)	(0.05)	(0.38)	0.08
Total from investment operations	$(1.09)	$0.36	$0.51	$0.18	$0.66
Less distributions declared to shareholders
From net investment income	$(0.68)	$(0.66)	$(0.66)	$(0.71)	$(0.74)
From net realized gain on investments	—	—	(0.07)	(0.21)	(0.18)
Total distributions declared to shareholders	$(0.68)	$(0.66)	$(0.73)	$(0.92)	$(0.92)
Net asset value, end of period	$9.04	$10.81	$11.11	$11.33	$12.07
Total return (%) (k)(s)	(10.77)	3.28	4.87	1.59	5.91
Ratios (%) (to average net assets) and Supplemental data:
Expenses (f)	0.99	0.96	0.96	0.97	0.94
Net investment income	5.39	5.25	5.07	4.81	4.80
Portfolio turnover	46	42	47	52	50
Net assets at end of period (000 Omitted)	$52,038	$77,588	$76,471	$75,776	$73,572

(d)	Per share data is based on average shares outstanding.

(f)	Ratios do not reflect reductions from fees paid indirectly, if applicable.

(k)	The total return does not reflect expenses that apply to separate accounts. Inclusion of these charges would reduce the total return figures for all periods shown.

(s)	From time to time the fund may receive proceeds from litigation settlements, without which performance would be lower.

See Notes to Financial Statements

16

NOTES TO FINANCIAL STATEMENTS

(1)	Business and Organization

MFS Bond Portfolio (the fund) is a series of MFS Variable Insurance Trust II (the trust). The trust is organized as a Massachusetts business trust and is registered under the Investment Company Act of 1940, as amended, as an open-end management investment company. The shares of the fund are sold to variable accounts established by insurance companies to fund benefits under variable contracts issued by such companies, and qualified retirement and pension plans.

(2)	Significant Accounting Policies

General – The preparation of financial statements in conformity with U.S. generally accepted accounting principles requires management to make estimates and assumptions that affect the reported amounts of assets and liabilities, and disclosure of contingent assets and liabilities at the date of the financial statements and the reported amounts of revenues and expenses during the reporting period. Actual results could differ from those estimates. The fund can invest in foreign securities, including securities of emerging market issuers. Investments in foreign securities are vulnerable to the effects of changes in the relative values of the local currency and the U.S. dollar and to the effects of changes in each country’s legal, political, and economic environment. The markets of emerging markets countries are generally more volatile than the markets of developed countries with more mature economies. All of the risks of investing in foreign securities previously described are heightened when investing in emerging markets countries.

Investment Valuations – Debt instruments and floating rate loans (other than short-term instruments), including restricted debt instruments, are generally valued at an evaluated or composite bid as reported by a third party pricing service. Equity securities, including restricted equity securities, are generally valued at the last sale or official closing price as reported by a third party pricing service on the market or exchange on which they are primarily traded. For securities for which there were no sales reported that day, equity securities are generally valued at the last quoted daily bid quotation as reported by a third party pricing service on the market or exchange on which they are primarily traded. For securities held short for which there were no sales reported for the day, the position is generally valued at the last quoted daily ask quotation as reported by a third party pricing service on the market or exchange on which such securities are primarily traded. Short-term instruments with a maturity at issuance of 60 days or less may be valued at amortized cost, which approximates market value. Swaps are generally valued at an evaluated bid as reported by a third party pricing service. Securities and other assets generally valued on the basis of information from a third party pricing service may also be valued at a broker-dealer bid quotation. Values obtained from pricing services can utilize both dealer-supplied valuations and electronic data processing techniques, which take into account factors such as institutional-size trading in similar groups of securities, yield, quality, coupon rate, maturity, type of issue, trading characteristics, and other market data. The values of foreign securities and other assets and liabilities expressed in foreign currencies are converted to U.S. dollars using the mean of bid and asked prices for rates reported by a third party pricing service.

The Board of Trustees has delegated primary responsibility for determining or causing to be determined the value of the fund’s investments (including any fair valuation) to the adviser pursuant to valuation policies and procedures approved by the Board. If the adviser determines that reliable market quotations are not readily available, investments are valued at fair value as determined in good faith by the adviser in accordance with such procedures under the oversight of the Board of Trustees. Under the fund’s valuation policies and procedures, market quotations are not considered to be readily available for most types of debt instruments and floating rate loans and many types of derivatives. These investments are generally valued at fair value based on information from third party pricing services. In addition, investments may be valued at fair value if the adviser determines that an investment’s value has been materially affected by events occurring after the close of the exchange or market on which the investment is principally traded (such as foreign exchange or market) and prior to the determination of the fund’s net asset value, or after the halting of trading of a specific security where trading does not resume prior to the close of the exchange or market on which the security is principally traded. The adviser may rely on third party pricing services or other information (such as the correlation with price movements of similar securities in the same or other markets; the type, cost and investment characteristics of the security; the business and financial condition of the issuer; and trading and other market data) to assist in determining whether to fair value and at what value to fair value an investment. The value of an investment for purposes of calculating the fund’s net asset value can differ depending on the source and method used to determine value. When fair valuation is used, the value of investments used to determine the fund’s net asset value may differ from quoted or published prices for the same investments.

The fund adopted FASB Statement No. 157, Fair Value Measurements (the “Statement”). This Statement provides a single definition of fair value, a hierarchy for measuring fair value and expanded disclosures about fair value measurements.

Various inputs are used in determining the value of the fund’s assets or liabilities carried at market value. These inputs are categorized into three broad levels. Level 1 includes quoted prices in active markets for identical assets or liabilities. Level 2 includes other significant observable market-based inputs (including quoted prices for similar securities, interest rates,

17

Notes to Financial Statements – continued

prepayment speed, and credit risk). Level 3 includes unobservable inputs, which may include the adviser’s own assumptions in determining the fair value of investments. Other financial instruments are derivative instruments not reflected in total investments, such as futures, forwards, swap contracts and written options. The following is a summary of the levels used as of December 31, 2008 in valuing the fund’s assets or liabilities carried at market value:

	Level 1	Level 2	Level 3	Total
Investments in Securities	$—	$120,774,120	$—	$120,774,120
Other Financial Instruments	$—	$(307,191)	$—	$(307,191)

Repurchase Agreements – The fund may enter into repurchase agreements with approved counterparties. Each repurchase agreement is recorded at cost. The fund requires that the securities collateral in a repurchase transaction be transferred to a custodian. The fund monitors, on a daily basis, the value of the collateral to ensure that its value, including accrued interest, is greater than amounts owed to the fund under each such repurchase agreement. The fund and other funds managed by Massachusetts Financial Services Company (MFS), may utilize a joint trading account for the purpose of entering into one or more repurchase agreements.

Derivative Risk – The fund may invest in derivatives for hedging or non-hedging purposes. While hedging can reduce or eliminate losses, it can also reduce or eliminate gains. When the fund uses derivatives as an investment to gain market exposure, or for hedging purposes, gains and losses from derivative instruments may be substantially greater than the derivative’s original cost. Cash that has been segregated on behalf of certain derivative contracts will be reported separately on the Statement of Assets and Liabilities as restricted cash. On some over-the-counter derivatives, the fund attempts to reduce its exposure to counterparty credit risk by entering into an ISDA Master Agreement on a bilateral basis with each of the counterparties with whom it undertakes a significant volume of transactions. The ISDA Master Agreement gives the fund the right, upon an event of default by the applicable counterparty, to close out all transactions traded under such agreement and to net amounts owed under each transaction to one net amount payable by one party to the other. This right to close out and net payments across all transactions traded under the ISDA Master Agreement could result in a reduction of the fund’s credit risk to such counterparty equal to any amounts payable by the fund under the applicable transactions, if any. However, absent an event of default by the counterparty, the ISDA Master Agreement does not result in an offset of reported balance sheet assets and liabilities across transactions between the fund and the applicable counterparty. Derivative instruments include swap agreements.

In March 2008, FASB Statement No. 161, Disclosures about Derivative Instruments and Hedging Activities (the “Standard”) was issued, and is effective for financial statements issued for fiscal years and interim periods beginning after November 15, 2008. This Standard provides enhanced disclosures about the fund’s use of and accounting for derivative instruments and the effect of derivative instruments on the fund’s results of operations and financial position. Management is evaluating the application of the Standard to the fund, and has not at this time determined the impact, if any, resulting from the adoption of this Standard on the fund’s financial statements.

FASB Staff Position (FSP) 133-1 was implemented during the period. FSP 133-1 amends FAS 133 to require sellers of credit derivatives to make disclosures that will enable financial statement users to assess the potential effects of those credit derivatives on an entity’s financial position, financial performance and cash flows. Accordingly, appropriate disclosures have been included within the Swap Agreements table in the Portfolio of Investments and Significant Accounting Policies.

Swap Agreements – The fund may enter into swap agreements. A swap is generally an exchange of cash payments, at specified intervals or upon the occurrence of specified events, between the fund and a counterparty. The net cash payments exchanged are recorded as a realized gain or loss on swap transactions in the Statement of Operations. The value of the swap, which is adjusted daily and includes any related interest accruals to be paid or received by the fund, is recorded on the Statement of Assets and Liabilities. The daily change in value, including any related interest accruals to be paid or received, is recorded as unrealized appreciation or depreciation on swap transactions in the Statement of Operations. Amounts paid or received at the inception of the swap are reflected as premiums paid or received on the Statement of Assets and Liabilities and are amortized using the effective interest method over the term of the agreement. A liquidation payment received or made upon early termination is recorded as a realized gain or loss on swap transactions in the Statement of Operations.

Risks related to swap agreements include the possible lack of a liquid market, unfavorable market and interest rate movements of the underlying instrument and the failure of the counterparty to perform under the terms of the agreements. To address counterparty risk, swap transactions are limited to only highly-rated counterparties and collateral, in the form of cash or securities, may be required to be posted by the counterparty to the fund and held in segregated accounts with the fund’s custodian. Counterparty risk is further mitigated by having ISDA Master Agreements between the fund and its counterparties providing for netting as described above.

18

Notes to Financial Statements – continued

The fund may enter into credit default swaps to manage its exposure to the market or certain sectors of the market, to reduce its credit risk exposure to defaults of corporate and sovereign issuers or to create exposure to corporate or sovereign issuers to which it is not otherwise exposed. In a credit default swap, the protection buyer makes a stream of payments based on a fixed percentage applied to the contract notional amount to the protection seller in exchange for the right to receive a specified return upon the occurrence of a defined credit event on the reference obligation (which may be either a single security or a basket of securities issued by corporate or sovereign issuers) and, with respect to swap transactions where physical settlement applies, the delivery by the buyer to the seller of a deliverable reference obligation as defined by the contract. Although contract-specific, credit events generally consist of a combination of the following: bankruptcy, failure to pay, restructuring, obligation acceleration, obligation default, or repudiation/moratorium, each as defined in the 2003 ISDA Credit Derivatives Definitions as amended by the relevant contract. Obligation acceleration, obligation default, or repudiation/moratorium are generally applicable when the reference obligation is issued by a sovereign entity or an entity in an emerging country. In the event that a defined credit event occurs, the protection buyer, under the terms of the swap contract, designates which security will be delivered to satisfy the reference obligation. Upon designation of the reference security (or upon delivery of the reference security in the case of physical settlement), the difference between the value of the reference obligation and the swap’s notional amount is recorded as realized gain or loss on swap transactions in the Statement of Operations.

Absent any recoveries under recourse or collateral provisions, the maximum amount of future, undiscounted payments that the fund, as protection seller, could be required to make is equal to the swap’s notional amount. The protection seller’s payment obligation would be offset to the extent of the value of the contract’s reference obligation.

Indemnifications – Under the fund’s organizational documents, its officers and trustees may be indemnified against certain liabilities and expenses arising out of the performance of their duties to the fund. Additionally, in the normal course of business, the fund enters into agreements with service providers that may contain indemnification clauses. The fund’s maximum exposure under these agreements is unknown as this would involve future claims that may be made against the fund that have not yet occurred.

Investment Transactions and Income – Investment transactions are recorded on the trade date. Interest income is recorded on the accrual basis. All premium and discount is amortized or accreted for financial statement purposes in accordance with U.S. generally accepted accounting principles.

The fund may receive proceeds from litigation settlements. Any proceeds received from litigation involving portfolio holdings are reflected in the Statement of Operations in realized gain/loss if the security has been disposed of by the fund or in unrealized gain/loss if the security is still held by the fund. Any other proceeds from litigation not related to portfolio holdings are reflected as other income in the Statement of Operations.

Fees Paid Indirectly – The fund’s custody fee may be reduced according to an arrangement that measures the value of cash deposited with the custodian by the fund. This amount, for the year ended December 31, 2008, is shown as a reduction of total expenses on the Statement of Operations.

Tax Matters and Distributions – The fund intends to qualify as a regulated investment company, as defined under Subchapter M of the Internal Revenue Code, and to distribute all of its taxable income, including realized capital gains. As a result, no provision for federal income tax is required. Each of the fund’s federal tax returns for the prior three fiscal years remains subject to examination by the Internal Revenue Service. Foreign taxes, if any, have been accrued by the fund in the accompanying financial statements.

Distributions to shareholders are recorded on the ex-dividend date. Income and capital gain distributions are determined in accordance with income tax regulations, which may differ from U.S. generally accepted accounting principles. Certain capital accounts in the financial statements are periodically adjusted for permanent differences in order to reflect their tax character. These adjustments have no impact on net assets or net asset value per share. Temporary differences which arise from recognizing certain items of income, expense, gain or loss in different periods for financial statement and tax purposes will reverse at some time in the future. Distributions in excess of net investment income or net realized gains are temporary overdistributions for financial statement purposes resulting from differences in the recognition or classification of income or distributions for financial statement and tax purposes.

Book/tax differences primarily relate to amortization and accretion of debt securities and derivative transactions.

The tax character of distributions declared to shareholders for the last two fiscal years is as follows:

	12/31/08	12/31/07
Ordinary income (including any short-term capital gains)	$10,791,358	$11,546,286

19

Notes to Financial Statements – continued

The federal tax cost and the tax basis components of distributable earnings were as follows:

As of 12/31/08
Cost of investments	$144,937,280
Gross appreciation	1,994,489
Gross depreciation	(26,157,649)
Net unrealized appreciation (depreciation)	$(24,163,160)
Undistributed ordinary income	9,100,836
Capital loss carryforwards	(9,246,634)

As of December 31, 2008, the fund had capital loss carryforwards available to offset future realized gains. Such losses expire as follows:

12/31/14	$(2,113,205)
12/31/15	(1,256,685)
12/31/16	(5,876,744)
$(9,246,634)

Multiple Classes of Shares of Beneficial Interest – The fund offers multiple classes of shares, which differ in their respective distribution fees. The fund’s income, realized and unrealized gain (loss), and common expenses are allocated to shareholders based on the daily net assets of each class. Dividends are declared separately for each class. Differences in per share dividend rates are generally due to differences in separate class expenses.

(3)	Transactions with Affiliates

Investment Adviser – The fund has an investment advisory agreement with MFS to provide overall investment management and related administrative services and facilities to the fund. The management fee is computed daily and paid monthly at an annual rate of 0.60% of the fund’s average daily net assets. The investment adviser has agreed in writing to reduce its management fee to 0.50% of average daily net assets in excess of $1 billion. This written agreement may be rescinded only upon consent of the fund’s Board of Trustees. For the year ended December 31, 2008, the fund’s average daily net assets did not exceed $1 billion and therefore, the management fee was not reduced. The management fee incurred for the year ended December 31, 2008 was equivalent to an annual effective rate of 0.60% of the fund’s average daily net assets.

Distributor – MFS Fund Distributors, Inc. (MFD), a wholly-owned subsidiary of MFS, is the distributor of shares of the fund. The Trustees have adopted a distribution plan for the Service Class shares pursuant to Rule 12b-1 under the Investment Company Act of 1940.

The fund’s distribution plan provides that the fund will pay MFD distribution fees equal to 0.25% per annum of its average daily net assets attributable to Service Class shares as partial consideration for services performed and expenses incurred by MFD and financial intermediaries (including participating insurance companies that invest in the fund to fund variable annuity and variable life insurance contracts, sponsors of qualified retirement and pension plans that invest in the fund, and affiliates of these participating insurance companies and plan sponsors) in connection with the sale and distribution of the Service Class shares. MFD may subsequently pay all, or a portion, of the distribution fees to financial intermediaries.

Shareholder Servicing Agent – MFS Service Center, Inc. (MFSC), a wholly-owned subsidiary of MFS, has contracted to provide transfer agent and recordkeeping functions in connection with the issuance, transfer, and redemption of each class of shares of the fund under a Shareholder Servicing Agent Agreement. During the year ended December 31, 2008, the fund did not pay MFSC a fee for this service.

Administrator – MFS provides certain financial, legal, shareholder communications, compliance, and other administrative services to the fund. Under an administrative services agreement, the fund partially reimburses MFS the costs incurred to provide these services. The fund is charged an annual fixed amount of $10,000 plus a fee based on average daily net assets.

The administrative services fee incurred for the year ended December 31, 2008 was equivalent to an annual effective rate of 0.0309% of the fund’s average daily net assets.

Trustees’ and Officers’ Compensation – The fund pays compensation to trustees in the form of a retainer, attendance fees, and additional compensation to the Board chairperson. The fund does not pay compensation directly to officers of the fund who are also officers of the investment adviser, all of whom receive remuneration for their services to the fund from MFS. Certain officers of the fund are officers or directors of MFS, MFD, and MFSC.

20

Notes to Financial Statements – continued

Other – This fund and certain other MFS funds (the funds) have entered into services agreements (the Agreements) which provide for payment of fees by the funds to Tarantino LLC and Griffin Compliance LLC in return for the provision of services of an Independent Chief Compliance Officer (ICCO) and Assistant ICCO, respectively, for the funds. The ICCO and Assistant ICCO are officers of the funds and the sole members of Tarantino LLC and Griffin Compliance LLC, respectively. The funds can terminate the Agreements with Tarantino LLC and Griffin Compliance LLC at any time under the terms of the Agreements. MFS has agreed to bear all expenses associated with office space, other administrative support, and supplies provided to the ICCO and Assistant ICCO. For the year ended December 31, 2008, the aggregate fees paid by the fund to Tarantino LLC and Griffin Compliance LLC were $1,505 and are included in miscellaneous expense on the Statement of Operations.

(4)	Portfolio Securities

Purchases and sales of investments, other than purchased option transactions and short-term obligations, were as follows:

	Purchases	Sales
U.S. Government securities	$23,927,869	$39,332,472
Investments (non-U.S. Government securities)	$47,025,809	$68,027,447

(5)	Shares of Beneficial Interest

The fund’s Declaration of Trust permits the Trustees to issue an unlimited number of full and fractional shares of beneficial interest. Transactions in fund shares were as follows:

	Year ended 12/31/08		Year ended 12/31/07
	Shares	Amount	Shares	Amount
Shares sold
Initial Class	314,028	$3,103,635	729,940	$8,016,412
Service Class	508,752	5,148,811	1,038,873	11,209,759
	822,780	$8,252,446	1,768,813	$19,226,171
Shares issued to shareholders in reinvestment of distributions
Initial Class	609,828	$6,244,633	667,327	$7,180,439
Service Class	446,633	4,546,725	408,023	4,365,847
	1,056,461	$10,791,358	1,075,350	$11,546,286
Shares reacquired
Initial Class	(2,877,063)	$(29,003,530)	(2,517,785)	$(27,442,705)
Service Class	(2,376,422)	(23,335,252)	(1,152,487)	(12,625,787)
	(5,253,485)	$(52,338,782)	(3,670,272)	$(40,068,492)
Net change
Initial Class	(1,953,207)	$(19,655,262)	(1,120,518)	$(12,245,854)
Service Class	(1,421,037)	(13,639,716)	294,409	2,949,819
	(3,374,244)	$(33,294,978)	(826,109)	$(9,296,035)

(6)	Line of Credit

The fund and other funds managed by MFS participate in a $1 billion unsecured committed line of credit provided by a syndication of banks under a credit agreement. In addition, the fund and other funds managed by MFS have established uncommitted borrowing arrangements with certain banks. Borrowings may be made for temporary financing needs. Interest is charged to each fund, based on its borrowings, generally at a rate equal to the Federal Reserve funds rate plus 0.30%. In addition, a commitment fee, based on the average daily, unused portion of the committed line of credit, is allocated among the participating funds at the end of each calendar quarter. For the year ended December 31, 2008, the fund’s commitment fee and interest expense were $792 and $0, respectively, and are included in miscellaneous expense on the Statement of Operations.

21

REPORT OF INDEPENDENT REGISTERED PUBLIC ACCOUNTING FIRM

To the Board of Trustees of MFS Variable Insurance Trust II and the Shareholders of MFS Bond Portfolio:

We have audited the accompanying statement of assets and liabilities, including the portfolio of investments, of MFS Bond Portfolio (the “Fund”) (one of the portfolios comprising MFS Variable Insurance Trust II) as of December 31, 2008, and the related statement of operations for the year then ended, the statements of changes in net assets for each of the two years in the period then ended, and the financial highlights for each of the five years in the period then ended. These financial statements and financial highlights are the responsibility of the Fund’s management. Our responsibility is to express an opinion on these financial statements and financial highlights based on our audits.

We conducted our audits in accordance with the standards of the Public Company Accounting Oversight Board (United States). Those standards require that we plan and perform the audit to obtain reasonable assurance about whether the financial statements and financial highlights are free of material misstatement. The Fund is not required to have, nor were we engaged to perform, an audit of its internal control over financial reporting. Our audits included consideration of internal control over financial reporting as a basis for designing audit procedures that are appropriate in the circumstances, but not for the purpose of expressing an opinion on the effectiveness of the Fund’s internal control over financial reporting. Accordingly, we express no such opinion. An audit also includes examining, on a test basis, evidence supporting the amounts and disclosures in the financial statements, assessing the accounting principles used and significant estimates made by management, as well as evaluating the overall financial statement presentation. Our procedures included confirmation of securities owned as of December 31, 2008, by correspondence with the custodian. We believe that our audits provide a reasonable basis for our opinion.

In our opinion, the financial statements and financial highlights referred to above present fairly, in all material respects, the financial position of MFS Bond Portfolio as of December 31, 2008, the results of its operations for the year then ended, the changes in its net assets for each of the two years in the period then ended, and the financial highlights for each of the five years in the period then ended, in conformity with accounting principles generally accepted in the United States of America.

DELOITTE & TOUCHE LLP

Boston, Massachusetts

February 19, 2009

22

TRUSTEES AND OFFICERS – IDENTIFICATION AND BACKGROUND

The Trustees and officers of the Trust, as of February 1, 2009, are listed below, together with their principal occupations during the past five years. (Their titles may have varied during that period.) The address of each Trustee and officer is 500 Boylston Street, Boston, Massachusetts 02116.

Name, Date of Birth	Position(s) Held with Fund	Trustee/Officer Since (1)	Principal Occupations During the Past Five Years and Other Directorships (2)
INTERESTED TRUSTEE
David D. Horn (3) (born 6/07/41)	Trustee	April 1986	Private investor; Sun Life Assurance Company of Canada, Senior Vice President and General Manager for the United States (until 1997); Director (until March 2004)

INDEPENDENT TRUSTEES
J. Kermit Birchfield (born 1/08/40)	Chairman	May 1997	Consultant; Century Partners, Inc. (investments), Director; Displaytech, Inc. (technology), Director; Dessin Fournir LLC (furniture manufacturer), Director (2005 to present); Intermountain Gas Company, Inc. & Intermountain Industries, Inc. (oil & gas exploration and production), Director; Site Watch LLC (software to monitor oil tanks), Managing Director (2006 to present); Juridica Investments (fund investing in judicial matters), Director (2007 to present); HPSC, Inc. (medical financing), Director (until January 2004)

Robert C. Bishop (born 1/13/43)	Trustee	May 2001	AutoImmune, Inc. (pharmaceutical product development), Chairman, President and Chief Executive Officer; Caliper Life Sciences Corp. (laboratory analytical instruments), Director; Millipore Corporation (purification/filtration products), Director; Waterstreet Capital (leverage buyouts), Advisory Board (August 2006 to present); Optobionics Corporation (ophthalmic devices), Director (2002 to 2007)

Frederick H. Dulles (born 3/12/42)	Trustee	May 2001	Ten State International Law PLLC (law firm), Of Counsel (since 2006); Prudential Carolina Real Estate, (real estate), Broker (since 2006); Free Enterprise Foundation, Inc. (research institute), Director & Secretary (until 2008); Disher, Hamrick & Myers Residential, Inc. (real estate) Broker (2005 until 2006); Frederick H. Dulles law practice (until 2006); Ten State Street LLP (law firm), Member (until 2005)

Marcia A. Kean (born 6/30/48)	Trustee	April 2005	Feinstein Kean Healthcare (consulting), Chief Executive Officer

Ronald G. Steinhart (born 6/15/40)	Trustee	May 2001	Private investor; Penske Automotive Group (automotive retailer), Director; Animal Health International, Inc. (animal health products), Director (since 2007); Texas Industries (concrete/aggregates/cement), Director (since 2007); Penson Worldwide, Inc. (securities clearance), Director (since 2006); Carreker Corporation (technology consulting) Director (until 2005); Prentiss Properties Trust (real estate investment trust), Director (until 2006)

Haviland Wright (born 7/21/48)	Trustee	May 2001	Profitability of Hawaii (software), Chief Development Officer (since December 2008); Elixir Technologies Corporation (software) Director (since 2005); Nano Loa Inc. (liquid crystal displays), Director

TRUSTEE EMERITUS
Samuel Adams (born 10/19/25)	Trustee Emeritus		Retired; K&L Gates LLP (law firm), Of Counsel

OFFICERS
Maria F. Dwyer (4) (born 12/01/58)	President	November 2005	Massachusetts Financial Services Company, Executive Vice President and Chief Regulatory Officer (since March 2004) Chief Compliance Officer (since December 2006); Fidelity Management & Research Company, Vice President (prior to March 2004); Fidelity Group of Funds, President and Treasurer (until March 2004)

Christopher R. Bohane (4) (born 1/18/74)	Assistant Secretary and Assistant Clerk	July 2005	Massachusetts Financial Services Company, Vice President and Senior Counsel

John M. Corcoran (4) (born 4/13/65)	Treasurer	October 2008	Massachusetts Financial Services Company, Senior Vice President (since October 2008); State Street Bank and Trust (financial services provider), Senior Vice President, (until September 2008)

Ethan D. Corey (4) (born 11/21/63)	Assistant Secretary and Assistant Clerk	July 2005	Massachusetts Financial Services Company, Senior Vice President and Associate General Counsel (since 2004); Dechert LLP (law firm), Counsel (prior to December 2004)

David L. DiLorenzo (4) (born 8/10/68)	Assistant Treasurer	July 2005	Massachusetts Financial Services Company, Vice President (since June 2005); JP Morgan Investor Services, Vice President (until June 2005)

Timothy M. Fagan (4) (born 7/10/68)	Assistant Secretary and Assistant Clerk	September 2005	Massachusetts Financial Services Company, Vice President and Senior Counsel (since September 2005); John Hancock Advisers, LLC, Vice President, Senior Attorney and Chief Compliance Officer (until August 2005)

23

Trustees and Officers – continued

Name, Date of Birth	Position(s) Held with Fund	Trustee/Officer Since (1)	Principal Occupations During the Past Five Years and Other Directorships (2)
Mark D. Fischer (4) (born 10/27/70)	Assistant Treasurer	July 2005	Massachusetts Financial Services Company, Vice President (since May 2005); JP Morgan Investment Management Company, Vice President (until May 2005)

Robyn L. Griffin (born 7/04/75)	Assistant Independent Chief Compliance Officer	August 2008	Griffin Compliance LLC (provider of compliance services), Principal (since August 2008); State Street Corporation (financial services provider), Mutual Fund Administration Assistant Vice President (October 2006 – July 2008); Liberty Mutual Group (insurance), Personal Market Assistant Controller (April 2006 – October 2006); Deloitte & Touche LLP (professional services firm), Senior Manager (prior to April 2006)

Brian E. Langenfeld (4) (born 3/07/73)	Assistant Secretary and Assistant Clerk	May 2006	Massachusetts Financial Services Company, Vice President and Senior Counsel (since May 2006); John Hancock Advisers, LLC, Assistant Vice President and Counsel (until April 2006)

Ellen Moynihan (4) (born 11/13/57)	Assistant Treasurer	May 1997	Massachusetts Financial Services Company, Senior Vice President

Susan S. Newton (4) (born 3/07/50)	Assistant Secretary and Assistant Clerk	May 2005	Massachusetts Financial Services Company, Senior Vice President and Associate General Counsel (since April 2005); John Hancock Advisers, LLC, Senior Vice President, Secretary and Chief Legal Officer (until April 2005)

Susan A. Pereira (4) (born 11/05/70)	Assistant Secretary and Assistant Clerk	July 2005	Massachusetts Financial Services Company, Vice President and Senior Counsel (since June 2004); Bingham McCutchen LLP (law firm), Associate (until June 2004)

Mark N. Polebaum (4) (born 5/01/52)	Secretary and Clerk	February 2006	Massachusetts Financial Services Company, Executive Vice President, General Counsel and Secretary (since January 2006); Wilmer Cutler Pickering Hale and Dorr LLP (law firm), Partner (until January 2006)

Frank L. Tarantino (born 3/07/44)	Independent Chief Compliance Officer	September 2004	Tarantino LLC (provider of compliance services), Principal (since June 2004); CRA Business Strategies Group (consulting services), Executive Vice President (until June 2004)

Richard S. Weitzel (4) (born 7/16/70)	Assistant Secretary and Assistant Clerk	October 2007	Massachusetts Financial Services Company, Vice President and Assistant General Counsel (since 2004); Massachusetts Department of Business and Technology, General Counsel (until April 2004)

James O. Yost (4) (born 6/12/60)	Assistant Treasurer	April 1992	Massachusetts Financial Services Company, Senior Vice President

(1)	Date first appointed to serve as Trustee/Officer of an MFS fund or a Compass variable account. Each Trustee has served continuously since appointment.

(2)	Directorships or trusteeships of companies required to report to the Securities and Exchange Commission (i.e., “public companies”).

(3)	“Interested person” of the Trust, within the meaning of the Investment Company Act of 1940 (referred to as the 1940 Act), which is the principal federal law governing investment companies like the Trust, as a result of position with Sun Life of Canada (U.S.). The address of Sun Life of Canada (U.S.) is One Sun Life Executive Park, Wellesley Hills, Massachusetts 02481.

(4)	“Interested person” of MFS within the meaning of the 1940 Act. The address of MFS is 500 Boylston Street, Boston, Massachusetts 02116.

The Trust does not hold annual meetings for the purpose of electing Trustees, and Trustees are not elected for fixed terms. Each Trustee and officer holds office until his or her successor is chosen and qualified, or until his or her earlier death, resignation, retirement or removal.

All Trustees currently serve as Trustees of the Trust and have served in that capacity since originally elected or appointed. All of the Trustees are also Managers of the Compass Variable Accounts. The executive officers of the Trust hold similar offices for the Compass Variable Accounts and other funds in the MFS fund complex. As of January 1, 2009, each Trustee serves as a Trustee or Manager of 35 Accounts/Funds.

The Statement of Additional Information contains further information about the Trustees and is available without charge upon request by calling 1-800-752-7215.

Investment Adviser Massachusetts Financial Services Company 500 Boylston Street, Boston, MA 02116-3741	Custodian State Street Bank and Trust 1 Lincoln Street, Boston, MA 02111-2900
Distributor MFS Fund Distributors, Inc. 500 Boylston Street, Boston, MA 02116-3741	Independent Registered Public Accounting Firm Deloitte & Touche LLP 200 Berkeley Street, Boston, MA 02116
Portfolio Managers Richard Hawkins Robert Persons

24

BOARD REVIEW OF INVESTMENT ADVISORY AGREEMENT

The Investment Company Act of 1940 requires that both the full Board of Trustees and a majority of the non-interested (“independent”) Trustees, voting separately, annually approve the continuation of the investment advisory agreement between MFS Variable Insurance Trust II (the “Trust”) and Massachusetts Financial Services Company (“MFS”) on behalf of the Fund. The Trustees consider matters bearing on the Fund and the advisory arrangements at their meetings throughout the year, including a review of performance data at each regular meeting. In addition, the independent Trustees met in May and again in July 2008 (“contract review meetings”) for the specific purpose of considering whether to approve the continuation of the investment advisory agreement for the Fund. The independent Trustees were assisted in their evaluation of the investment advisory agreement by independent legal counsel, from whom they received separate legal advice and with whom they met separately from MFS management during various contract review meetings. The independent Trustees were also assisted in this process by the Fund’s Independent Chief Compliance Officer, a full-time senior officer appointed by and reporting to the independent Trustees.

In connection with their deliberations, the Trustees, including the independent Trustees, considered such information and factors as they believed, in light of the legal advice furnished to them and their own business judgment, to be relevant. The investment advisory agreement was considered separately for the Fund, although the Trustees also took into account the common interests of all Funds in the Trust in their review. As described below, the Trustees considered the nature, quality, and extent of the various investment advisory, administrative, and shareholder services performed by MFS under the existing investment advisory agreement and other arrangements with the Trust.

In connection with their contract review meetings, the Trustees received and relied upon materials which included, among other items: (i) information provided by Lipper Inc. on the investment performance of the Fund for various time periods ended December 31, 2007, compared to the investment performance of a group of funds with substantially similar investment classifications/objectives (the “Lipper performance universe”), (ii) information provided by Lipper Inc. on the Fund’s advisory fees and other expenses compared to the advisory fees and other expenses of comparable funds identified by Lipper (the “Lipper expense group”), (iii) information provided by MFS on the advisory fees of comparable portfolios of its other clients, including institutional separate account and other clients, (iv) information as to whether expense waivers, reimbursements or fee “breakpoints” are observed for the Fund, (v) information regarding MFS’ financial results and financial condition, including MFS’ and certain of its affiliates’ estimated profitability from services performed for the Fund, (vi) MFS’ views regarding the outlook for the mutual fund industry and its strategic business plans, (vii) descriptions of various functions performed by MFS for the Trust, such as compliance monitoring and portfolio trading practices, and (viii) information regarding the overall organization of MFS, including information about MFS’ senior management and other personnel providing investment advisory, administrative and other services to the Fund. The comparative performance, fee and expense information prepared and provided by Lipper Inc. was not independently verified, and the independent Trustees did not independently verify any information provided to them by MFS.

The Trustees’ conclusion as to the continuation of the investment advisory agreement was based on comprehensive consideration of all information provided to the Trustees and not the result of any single factor. Some of the factors that figured particularly in the Trustees’ deliberations are described below for the Fund, while individual Trustees may have given different weight to various factors and evaluated the information presented as a whole differently than another Trustee. The Trustees recognized that the fee arrangements for the Fund reflect years of review and discussion between the independent Trustees and MFS, that certain aspects of such arrangements may receive greater scrutiny in some years than others, and that the Trustees’ conclusions may be based, in part, on their consideration of these same arrangements during the course of the year and in prior years.

Based on information provided by Lipper Inc., the Trustees compared the Fund’s total return investment performance to the performance of a peer group of funds over various time periods. The Trustees placed particular emphasis on the total return performance of the Fund’s Initial Class shares in comparison to the performance of funds in its Lipper performance universe over the one-, three- and five-year periods. The Trustees did not rely on performance results for more recent periods, including those shown elsewhere in this report.

The Trustees noted the performance of the Fund’s Initial Class shares was in the 4th quintile relative to the other funds in the Lipper Classification Index for the one-year period (the 1st quintile being the best performers and the 5th quintile being the worst performers). The total return performance of the Fund was in the 5th quintile for the three-year period and the 2nd quintile for the five-year period ended December 31, 2007, relative to the Lipper performance universe. Based on the nature and quality of services provided by MFS, the Board of Trustees concluded that the Fund’s performance was adequate.

In the course of their deliberations, the Trustees took into account information provided by MFS during contract review meetings, as well as during investment review meetings conducted with portfolio management personnel during the course of the year.

25

Board Review of Investment Advisory Agreement – continued

In assessing the reasonableness of the Fund’s advisory fee, the Trustees considered, among other information, the Fund’s advisory fee and the total expense ratio of the Fund’s Initial Class shares as a percentage of average daily net assets, compared to the advisory fee and total expense ratios of its peer group of funds based on information provided by Lipper Inc. The Trustees also considered the advisory fees charged by MFS to institutional accounts. In comparing these fees, the Trustees considered the generally broader scope of services provided by MFS to the Trust than those provided to institutional accounts. The Trustees also considered the higher demands placed on MFS’ investment personnel and trading infrastructure as a result of the daily cash in-flows and out-flows of the Fund, and the impact on MFS and related expenses due to the more extensive regulatory regime to which the Fund is subject, compared to institutional accounts.

In considering the fees, the Trustees noted from the Lipper data that the Fund’s effective advisory fee rate and total expense ratio were each above the median of such fees and expenses of funds in the Lipper expense group. The Trustees further noted that MFS agreed to continue to reduce its advisory fee on average daily net assets over $1 billion, and concluded that the existing breakpoint was sufficient to allow the Fund to benefit from economies of scale as its assets grow. The Trustees concluded that the fees were reasonable in light of the nature and quality of services provided.

The Trustees also considered information prepared by MFS relating to its costs and profits with respect to the Fund and other investment companies and accounts advised by MFS, as well as MFS’ methodologies used to determine and allocate its costs to the Fund and other accounts and products for purposes of estimating profitability.

After reviewing these and other factors described below, the Trustees concluded that the advisory fees charged to the Fund represent reasonable compensation in light of the nature and quality of the services being provided by MFS.

In addition, the Trustees considered MFS’ resources and related efforts to continue to retain, attract and motivate capable personnel to serve the Fund. The Trustees also considered the financial resources of MFS and its parent, Sun Life Financial Inc. The Trustees further considered any advantages and possible disadvantages of having an adviser which also serves other investment companies as well as institutional accounts.

The Trustees also considered the nature, quality, cost, and extent of administrative, transfer agency, and distribution services provided to the Fund by MFS and its affiliates under agreements and plans other than the investment advisory agreement, including the 12b-1 fees the Fund pays to MFS Fund Distributors, Inc., an affiliate of MFS. The Trustees also considered the nature, extent and quality of certain other services MFS performs or arranges on the Fund’s behalf, which may include securities lending programs, directed expense payment programs, class action recovery programs, and MFS’ interaction with third-party service providers, principally custodians and sub-custodians. The Trustees concluded that the various non-advisory services provided by MFS and its affiliates on behalf of the Fund were satisfactory. The Trustees also considered the benefits to MFS from the use of the Fund’s portfolio brokerage commissions to pay for research and other similar services and various other factors. Additionally, the Trustees considered so-called “fall-out benefits” to MFS such as reputational value derived from serving as investment manager to the Trust, and determined that any such benefits derived by MFS were reasonable and fair.

Based on their evaluation of factors that they deemed to be material, including those factors described above, the Board of Trustees, including a majority of the independent Trustees, concluded that the investment advisory agreement should be continued for an additional one-year period, commencing September 1, 2008.

A discussion regarding the Board’s most recent review and renewal of the fund’s Investment Advisory Agreement with MFS is available by clicking on the fund’s name under “Variable Insurance Portfolios-VIT II” in the “Products & Performance” section on the MFS Web site (mfs.com).

26

PROXY VOTING POLICIES AND INFORMATION

A general description of the MFS funds’ proxy voting policies and procedures is available without charge, upon request, by calling
1-800-225-2606, by visiting the Proxy Voting section of mfs.com or by visiting the SEC’s Web site at http://www.sec.gov.

Information regarding how the fund voted proxies relating to portfolio securities during the most recent twelve-month period ended June 30 is available without charge by visiting the Proxy Voting section of mfs.com or by visiting the SEC’s Web site at http://www.sec.gov.

QUARTERLY PORTFOLIO DISCLOSURE

The fund will file a complete schedule of portfolio holdings with the Securities and Exchange Commission (the Commission) for the first and third quarters of each fiscal year on Form N-Q. The fund’s Form N-Q may be reviewed and copied at the:

Public Reference Room

Securities and Exchange Commission

100 F Street, NE, Room 1580

Washington, D.C. 20549

Information on the operation of the Public Reference Room may be obtained by calling the Commission at 1-800-SEC-0330. The fund’s Form N-Q is available on the EDGAR database on the Commission’s Internet Web site at http://www.sec.gov, and copies of this information may be obtained, upon payment of a duplicating fee, by electronic request at the following e-mail address: publicinfo@sec.gov or by writing the Public Reference Section at the above address.

27

MFS® PRIVACY NOTICE

Privacy is a concern for every investor today. At MFS Investment Management® and the MFS funds, we take this concern very seriously. We want you to understand our policies about the investment products and services that we offer, and how we protect the nonpublic personal information of investors who have a direct relationship with us and our wholly owned subsidiaries.

Throughout our business relationship, you provide us with personal information. We maintain information and records about you, your investments, and the services you use. Examples of the nonpublic personal information we maintain include

•	data from investment applications and other forms
•	share balances and transactional history with us, our affiliates, or others
•	facts from a consumer reporting agency

We do not disclose any nonpublic personal information about our customers or former customers to anyone, except as permitted by law. We may share nonpublic personal information with third parties or certain of our affiliates in connection with servicing your account or processing your transactions. We may share information with companies or financial institutions that perform marketing services on our behalf or with other financial institutions with which we have joint marketing arrangements, subject to any legal requirements.

Authorization to access your nonpublic personal information is limited to appropriate personnel who provide products, services, or information to you. We maintain physical, electronic, and procedural safeguards to help protect the personal information we collect about you.

If you have any questions about the MFS privacy policy, please call 1-800-225-2606 any business day between 8 a.m. and 8 p.m. Eastern time.

Note: If you own MFS products or receive MFS services in the name of a third party such as a bank or broker-dealer, their privacy policy may apply to you instead of ours.

28

MFS INVESTMENT MANAGEMENT

MFS® Government Securities Portfolio

MFS® Variable Insurance Trust II
Annual report

12/31/08
GSS-ANN

MFS® GOVERNMENT SECURITIES PORTFOLIO

The report is prepared for the general information of contract owners. It is authorized for distribution to prospective investors only when preceded or accompanied by a current prospectus.

NOT FDIC INSURED • MAY LOSE VALUE • NO BANK GUARANTEE • NOT A DEPOSIT • NOT INSURED BY ANY FEDERAL GOVERNMENT AGENCY OR NCUA/NCUSIF

LETTER FROM THE CEO

Dear Contract Owners:

The market downturns and economic setbacks of late probably rank among the worst financial declines most of us have experienced. Inevitably, people may be questioning their commitment to investing. Still, it is important to remember that downturns are an inescapable part of the business cycle. Such troughs have been seen before, and if we can use history as a guide, market recoveries typically have followed.

Recent events have clearly shown us the value of certain types of investments. In this environment, two of the hallmarks of mutual funds — transparency and liquidity — have become critically important. Unlike some other types of investments, the operations of mutual funds are relatively transparent to their shareholders. With their daily redemption feature, mutual funds also generally provide easy, convenient access to one’s money. Through these recent market upheavals, this level of liquidity enhanced the ability of mutual fund investors to respond and modify their investments as they and their advisors saw fit — a flexibility that those in less liquid investments simply did not have at their disposal.

At MFS® we take particular pride in how well mutual funds can serve investors because we invented the mutual fund in the United States. Established in 1924, Massachusetts Investors Trust was the nation’s first fund. Recent market events only reinforce what we have learned through 85 years — that mutual funds provide unique features that are important to investors in any type of market climate.

Respectfully,

Robert J. Manning

Chief Executive Officer and Chief Investment Officer

MFS Investment Management®

February 17, 2009

The opinions expressed in this letter are subject to change, may not be relied upon for investment advice, and no forecasts can be guaranteed.

Before investing, consider the fund’s investment objectives, risks, charges, and expenses. For a prospectus containing this and other information, contact your investment professional or view online. Read it carefully.

MFS Fund Distributors, Inc., 500 Boylston Street, Boston, MA 02116

1

PORTFOLIO COMPOSITION

Portfolio structure (i)

Fixed income sectors (i)
Mortgage-Backed Securities	74.7%
U.S. Government Agencies	16.0%
U.S. Treasury Securities	10.0%
Municipal Bonds	3.8%

Credit quality of bonds (r)
AAA	97.7%
AA	2.3%

Portfolio facts
Average Duration (d)(i)	3.1
Average Life (i)(m)	4.6 yrs.
Average Maturity (i)(m)	17.5 yrs.
Average Credit Quality of Rated Securities (long-term) (a)	AAA
Average Credit Quality of Rated Securities (short-term) (a)	A-1

(a)	The average credit quality of rated securities is based upon a market weighted average of portfolio holdings that are rated by public rating agencies.
(d)	Duration is a measure of how much a bond’s price is likely to fluctuate with general changes in interest rates, e.g., if rates rise 1.00%, a bond with a 5-year duration is likely to lose about 5.00% of its value.
(i)	For purposes of this presentation, the bond component includes accrued interest amounts and may be positively or negatively impacted by the equivalent exposure from any derivative holdings, if applicable.
(m)	The average maturity shown is calculated using the final stated maturity on the portfolio’s holdings without taking into account any holdings which have been pre-refunded or pre-paid to an earlier date or which have a mandatory put date prior to the stated maturity. The average life shown takes into account these earlier dates.
(r)	Each security is assigned a rating from Moody’s Investors Service. If not rated by Moody’s, the rating will be that assigned by Standard & Poor’s. Likewise, if not assigned a rating by Standard & Poor’s, it will be based on the rating assigned by Fitch, Inc. For those portfolios that hold a security which is not rated by any of the three agencies, the security is considered Not Rated. Holdings in U.S. Treasuries and government agency mortgage-backed securities, if any, are included in the “AAA”-rating category. Percentages are based on the total market value of investments as of 12/31/08.

From time to time “Cash & Other Net Assets” may be negative due to the timing of cash receipts and/or equivalent exposure from any derivative holdings.

Percentages are based on net assets as of 12/31/08, unless otherwise noted.

The portfolio is actively managed and current holdings may be different.

2

MANAGEMENT REVIEW

Summary of Results

For the twelve months ended December 31, 2008, Initial Class shares of the MFS Government Securities Portfolio (the “fund”) provided a total return of 8.55%, while Service Class shares of the fund provided a total return of 8.29%. These compare with a return of 10.17% for the fund’s benchmark, the Barclays Capital U.S. Government/Mortgage Bond Index.

Market Environment

The U.S. economy and financial markets experienced significant deterioration and extraordinary volatility over the reporting period. U.S. economic growth slowed significantly, despite the short-term bounce from the second quarter fiscal stimulus. Strong domestic headwinds included accelerated deterioration in the housing market, anemic corporate investment, a rapidly declining job market, and a much tighter credit environment. During the period, a seemingly continuous series of tumultuous financial events hammered markets, including: the distressed sale of failing Bear Stearns to JPMorgan, the conservatorship of Government Sponsored Enterprises (GSEs) Fannie Mae and Freddie Mac, the bankruptcy of investment bank Lehman Brothers, the Federal Reserve Bank’s complex intervention of insurance company American International Group (AIG), the nationalization of several large European banks, the failure of Washington Mutual, and the distressed sale of Wachovia. As a result of this barrage of turbulent news, global equity markets pushed significantly lower and credit markets witnessed the worst dislocation since the beginning of the credit crisis. Though conditions improved towards the end of the period, the state of financial and macroeconomic dislocation remained severe.

While reasonably resilient during the first half of the period, the global economy and financial system increasingly experienced considerable negative spillovers from the U.S. slowdown. Not only did Europe and Japan show obvious signs of economic softening, the more powerful engine of global growth – emerging markets – also displayed weakening dynamics.

During the reporting period, the U.S. Federal Reserve Board cut interest rates aggressively and introduced a multitude of new lending facilities to alleviate ever-tightening credit markets, while the U.S. federal government moved quickly to design and implement a meaningful fiscal stimulus package. Although several other global central banks also cut rates, the dilemma of rising energy and food prices heightened concerns among central bankers that inflationary expectations might become unhinged despite weaker growth. Only later in the reporting period did slowing global growth result in a very precipitous decline in commodity prices, which significantly eased inflation and inflationary expectations. As inflationary concerns diminished in the face of global deleveraging, and equity and credit markets deteriorated more sharply, a coordinated rate cut marked the beginning of much more aggressive easing by the major global central banks.

Detractors from Performance

Relative to the Barclays Capital U.S. Government/Mortgage Bond Index, a key detractor from performance was the fund’s lesser exposure to U.S. Treasury securities, which outperformed the benchmark over the reporting period. The strong relative performance of treasuries, we believe, was fueled by investors’ flight to quality, the general risk aversion in the market place, and by weakening macroeconomic conditions.

A shorter duration (d) stance also held back relative performance as interest rates generally declined during the period.

Our greater relative exposure to government agency debt, particularly to delegated underwriting and servicing (DUS) bonds (pools of multifamily housing loans issued by the Federal National Mortgage Association (Fannie Mae)), also dampened investment results as the sector lagged the returns of the benchmark.

Contributors to Performance

During the reporting period, the fund’s return from yield, which was greater than that of the benchmark, was a key contributor to performance.

3

Management Review – continued

The fund’s underweighted exposure to Government National Mortgage Association (Ginnie Mae) and Federal Home Loan Mortgage Corporation (Freddie Mac) mortgage-backed securities also supported positive performance as holdings within these sectors underperformed the benchmark over the reporting period.

Respectfully,

Geoffrey Schechter

Portfolio Manager

(d)	Duration is a measure of how much a bond’s price is likely to fluctuate with general changes in interest rates, e.g., if rates rise 1.00%, a bond with a 5-year duration is likely to lose about 5.00% of its value.

The views expressed in this report are those of the portfolio manager only through the end of the period of the report as stated on the cover and do not necessarily reflect the views of MFS or any other person in the MFS organization. These views are subject to change at any time based on market or other conditions, and MFS disclaims any responsibility to update such views. These views may not be relied upon as investment advice or an indication of trading intent on behalf of any MFS portfolio. References to specific securities are not recommendations of such securities, and may not be representative of any MFS portfolio’s current or future investments.

4

PERFORMANCE SUMMARY THROUGH 12/31/08

The following chart illustrates the historical performance of the fund in comparison to its benchmark(s). Benchmark comparisons are unmanaged; do not reflect any fees or expenses; and cannot be invested in directly. The performance of other share classes will be greater than or less than that of the class depicted below. (See Notes to Performance Summary.)

Performance data shown represents past performance and is no guarantee of future results. Investment return and principal value fluctuate so your units, when sold, may be worth more or less than the original cost; current performance may be lower or higher than quoted. The performance shown does not reflect the deduction of taxes, if any, that a contract holder would pay on fund distributions or the redemption of contract units. The returns for the fund shown also do not reflect the deduction of expenses associated with variable products, such as mortality and expense risk charges, separate account charges, and sales charges imposed by the insurance company separate accounts. Such expenses would reduce the overall returns shown.

Growth of a hypothetical $10,000 investment

Total rates of return through 12/31/08

Average Annual Total Returns

Share class	Class inception date	1-yr	5-yr	10-yr
Initial Class	6/12/85	8.55%	5.07%	5.44%
Service Class	8/24/01	8.29%	4.82%	5.25%

Comparative Benchmark

Barclays Capital U.S. Government/Mortgage Bond Index (f)	10.17%	5.75%	6.05%

(f)	Source: FactSet Research Systems Inc.

Benchmark Definition

Barclays Capital U.S. Government/Mortgage Bond Index (formerly known as Lehman Brothers U.S. Government/Mortgage Bond Index) – measures debt issued by the U.S. Government, and its agencies, as well as mortgage-backed pass-through securities of Ginnie Mae (GNMA), Fannie Mae (FNMA), and Freddie Mac (FHLMC).

It is not possible to invest directly in an index.

Notes to Performance Summary

Performance for the Service Class includes the performance of the fund’s Initial Class for periods prior to their offering. Because Service Class expenses are higher than those of Initial Class, performance shown for Service Class is higher than it would have been had it been offered for the entire period. Performance has not been adjusted to take into account differences in class specific operating expenses (such as Rule 12b-1 fees). Please see the prospectus for additional information about performance and expenses.

Performance results reflect any applicable expense subsidies and waivers in effect during the periods shown. Without such subsidies and waivers the fund’s performance results would be less favorable. Please see the prospectus for complete details. All results are historical and assume the reinvestment of any dividends and capital gains distributions.

From time to time the fund may receive proceeds from litigation settlements, without which performance would be lower.

5

EXPENSE TABLE

Fund Expenses Borne by the Contract Holders During the Period,

July 1, 2008 through December 31, 2008

As a contract holder of the fund, you incur ongoing costs, including management fees; distribution (12b-1) fees; and other fund expenses. This example is intended to help you understand your ongoing costs (in dollars) of investing in the fund and to compare these costs with the ongoing costs of investing in other mutual funds.

The example is based on an investment of $1,000 invested at the beginning of the period and held for the entire period July 1, 2008 through December 31, 2008.

Actual Expenses

The first line for each share class in the following table provides information about actual account values and actual expenses. You may use the information in this line, together with the amount you invested, to estimate the expenses that you paid over the period. Simply divide your account value by $1,000 (for example, an $8,600 account value divided by $1,000 = 8.6), then multiply the result by the number in the first line under the heading entitled “Expenses Paid During Period” to estimate the expenses you paid on your account during this period.

Hypothetical Example for Comparison Purposes

The second line for each share class in the following table provides information about hypothetical account values and hypothetical expenses based on the fund’s actual expense ratio and an assumed rate of return of 5% per year before expenses, which is not the fund’s actual return. The hypothetical account values and expenses may not be used to estimate the actual ending account balance or expenses you paid for the period. You may use this information to compare the ongoing costs of investing in the fund and other funds. To do so, compare this 5% hypothetical example with the 5% hypothetical examples that appear in the shareholder reports of the other funds.

Please note that the expenses shown in the table are meant to highlight the fund’s ongoing costs only and do not take into account the fees and expenses imposed under the variable contracts through which your investment in the fund is made. Therefore, the second line for each share class in the table is useful in comparing ongoing costs associated with an investment in vehicles (such as the fund) which fund benefits under variable annuity and variable life insurance contracts and to qualified pension and retirement plans only, and will not help you determine the relative total costs of investing in the fund through variable annuity and variable life insurance contracts. If the fees and expenses imposed under the variable contracts were included, your costs would have been higher.

Share Class		Annualized Expense Ratio	Beginning Account Value 7/01/08	Ending Account Value 12/31/08	Expenses Paid During Period (p) 7/01/08-12/31/08
Initial Class	Actual	0.66%	$1,000.00	$1,065.22	$3.43
	Hypothetical (h)	0.66%	$1,000.00	$1,021.82	$3.35
Service Class	Actual	0.91%	$1,000.00	$1,063.92	$4.72
	Hypothetical (h)	0.91%	$1,000.00	$1,020.56	$4.62

(h)	5% class return per year before expenses.

(p)	Expenses paid is equal to each class’ annualized expense ratio, as shown above, multiplied by the average account value over the period, multiplied by the number of days in the period, divided by the number of days in the year.

6

PORTFOLIO OF INVESTMENTS – 12/31/08

The Portfolio of Investments is a complete list of all securities owned by your fund. It is categorized by broad-based asset classes.

Issuer	Shares/Par	Value ($)

BONDS – 98.6%
Agency – Other – 7.1%
Financing Corp., 9.4%, 2018	$5,475,000	$8,190,857
Financing Corp., 9.8%, 2018	7,760,000	11,914,898
Financing Corp., 10.35%, 2018	7,065,000	11,279,689
Financing Corp., STRIPS, 0%, 2017	8,940,000	6,746,160

		$38,131,604

Mortgage Backed – 74.4%
Fannie Mae, 4.73%, 2012	$900,553	$915,203
Fannie Mae, 4.79%, 2012-2015	7,241,730	7,385,138
Fannie Mae, 4.543%, 2013	912,624	921,318
Fannie Mae, 4.845%, 2013	1,725,248	1,758,274
Fannie Mae, 5%, 2013-2027	27,914,662	28,553,673
Fannie Mae, 5.06%, 2013-2017	1,548,087	1,583,041
Fannie Mae, 5.37%, 2013	1,556,878	1,593,452
Fannie Mae, 4.589%, 2014	1,287,645	1,299,228
Fannie Mae, 4.6%, 2014	834,871	842,011
Fannie Mae, 4.609%, 2014	3,261,466	3,294,273
Fannie Mae, 4.77%, 2014	716,431	727,201
Fannie Mae, 4.82%, 2014-2015	3,027,512	3,075,918
Fannie Mae, 4.84%, 2014	4,889,507	4,985,394
Fannie Mae, 4.872%, 2014	3,116,701	3,176,851
Fannie Mae, 4.88%, 2014-2020	947,840	966,977
Fannie Mae, 5.1%, 2014	899,106	925,052
Fannie Mae, 4.56%, 2015	1,079,499	1,083,286
Fannie Mae, 4.62%, 2015	1,508,079	1,518,571
Fannie Mae, 4.665%, 2015	729,286	735,475
Fannie Mae, 4.69%, 2015	595,052	600,957
Fannie Mae, 4.7%, 2015	1,079,827	1,090,770
Fannie Mae, 4.74%, 2015	682,772	690,837
Fannie Mae, 4.78%, 2015	949,027	961,132
Fannie Mae, 4.81%, 2015	952,313	966,593
Fannie Mae, 4.815%, 2015	824,000	836,292
Fannie Mae, 4.85%, 2015	596,015	606,362
Fannie Mae, 4.87%, 2015	627,927	638,986
Fannie Mae, 4.89%, 2015	709,338	722,883
Fannie Mae, 4.921%, 2015	2,226,241	2,275,252
Fannie Mae, 4.997%, 2015	107,443	110,175
Fannie Mae, 5.466%, 2015	1,404,911	1,475,558
Fannie Mae, 4.5%, 2016-2028	20,955,700	21,483,382
Fannie Mae, 5.09%, 2016	600,000	615,461
Fannie Mae, 5.423%, 2016	1,394,403	1,460,880
Fannie Mae, 6.5%, 2016-2037	11,010,526	11,494,427
Fannie Mae, 4.995%, 2017	2,291,293	2,335,473
Fannie Mae, 5.05%, 2017	936,000	957,869
Fannie Mae, 5.5%, 2017-2033	89,175,667	91,591,529
Fannie Mae, 6%, 2017-2037	21,687,814	22,369,361
Fannie Mae, 5.19%, 2020	654,184	662,873
Fannie Mae, 7.5%, 2022-2031	953,294	1,010,434
Freddie Mac, 4.5%, 2010-2026	5,422,362	5,476,322
Freddie Mac, 4.375%, 2015	2,325,404	2,349,990
Freddie Mac, 5%, 2016-2028	30,473,650	31,007,402
Freddie Mac, 6%, 2021-2038	34,496,235	35,637,406
Freddie Mac, 5.5%, 2022-2036	57,849,430	59,283,270
Freddie Mac, 4%, 2024	1,195,615	1,198,642

Issuer	Shares/Par	Value ($)

BONDS – continued
Mortgage Backed – continued
Freddie Mac, 6.5%, 2032 – 2037	$6,118,385	$6,374,711
Ginnie Mae, 5.5%, 2033 – 2038	20,781,779	21,453,242
Ginnie Mae, 5.612%, 2058	3,334,118	3,413,303
Ginnie Mae, 6.36%, 2058	2,892,818	3,099,157

		$399,591,267

Municipals – 3.8%
California Educational Facilities Authority Rev. (Stanford University), “T-1”, 5%, 2039	$6,165,000	$6,155,013
Illinois Regional Transportation Authority, “A”, FSA, 5.75%, 2034	3,235,000	3,356,960
Massachusetts Bay Transportation Authority, Sales Tax Rev., “A-1”, 5.25%, 2028	2,995,000	3,027,855
Massachusetts Health & Educational Facilities Authority Rev. (Boston College), 5.5%, 2027	2,125,000	2,124,873
Massachusetts Water Pollution Abatement Trust, 5.25%, 2033	1,020,000	1,031,240
Massachusetts Water Resources Authority Rev., “B”, FSA, 5.25%, 2035	3,775,000	3,716,374
Minnesota Public Facilities Authority, Water Pollution Control Rev., “B”, 5%, 2018	795,000	884,374

		$20,296,689

U.S. Government Agencies – 8.6%
Aid-Egypt, 4.45%, 2015	$3,299,000	$3,564,075
Aid-Lebanon, 7.62%, 2009	1,218,822	1,248,232
Empresa Energetica Cornito Ltd., 6.07%, 2010	2,690,000	2,781,433
Farmer Mac, 5.5%, 2011 (n)	5,370,000	5,716,451
Freddie Mac, 5%, 2017	2,161,000	2,470,568
Small Business Administration, 8.7%, 2009	21,066	21,467
Small Business Administration, 9.05%, 2009	1,915	1,941
Small Business Administration, 10.05%, 2009	843	855
Small Business Administration, 6.34%, 2021	1,435,218	1,502,334
Small Business Administration, 6.35%, 2021	1,572,086	1,644,977
Small Business Administration, 6.44%, 2021	1,787,170	1,876,215
Small Business Administration, 6.625%, 2021	2,302,995	2,427,641
Small Business Administration, 6.07%, 2022	1,798,478	1,880,835
Small Business Administration, 4.98%, 2023	1,350,788	1,374,433
Small Business Administration, 4.77%, 2024	2,329,644	2,348,252

7

Portfolio of Investments – continued

Issuer	Shares/Par	Value ($)

BONDS – continued
U.S. Government Agencies – continued
Small Business Administration, 4.86%, 2024	$1,659,148	$1,678,108
Small Business Administration, 4.88%, 2024	1,468,254	1,485,540
Small Business Administration, 4.99%, 2024	2,187,308	2,227,100
Small Business Administration, 5.52%, 2024	1,900,338	1,981,055
Small Business Administration, 5.11%, 2025	1,853,417	1,894,844
U.S. Department of Housing & Urban Development, 6.36%, 2016	6,000,000	6,485,400
U.S. Department of Housing & Urban Development, 6.59%, 2016	1,716,000	1,722,885

		$46,334,641

Issuer	Shares/Par	Value ($)

BONDS – continued
U.S. Treasury Obligations – 4.7%
U.S. Treasury Bonds, 7.875%, 2021	$114,000	$169,433
U.S. Treasury Bonds, 6.25%, 2023	2,875,000	3,921,230
U.S. Treasury Bonds, 6%, 2026	2,699,000	3,766,792
U.S. Treasury Bonds, 6.75%, 2026 (f)	1,829,000	2,758,646
U.S. Treasury Bonds, 5.25%, 2029	9,240,000	12,253,109
U.S. Treasury Bonds, 4.375%, 2038	348,000	466,103
U.S. Treasury Notes, 3.125%, 2013	2,000,000	2,157,968

		$25,493,281

Total Bonds (Identified Cost, $511,370,511)		$529,847,482

MONEY MARKET FUNDS (v) – 0.6%
MFS Institutional Money Market Portfolio, 0.37%, at Cost and Net Asset Value	3,177,340	$3,177,340

Total Investments (Identified Cost, $514,547,851)		$533,024,822

OTHER ASSETS, LESS LIABILITIES – 0.8%		4,196,996

Net Assets – 100.0%		$537,221,818

(f)	All or a portion of the security has been segregated as collateral for open futures contracts.

(n)	Securities exempt from registration under Rule 144A of the Securities Act of 1933. These securities may be sold in the ordinary course of business in transactions exempt from registration, normally to qualified institutional buyers. At period end, the aggregate value of these securities was $5,716,451, representing 1.1% of net assets.

(v)	Underlying fund that is available only to investment companies managed by MFS. The rate quoted is the annualized seven-day yield of the fund at period end.

The following abbreviations are used in this report and are defined:

STRIPS	Separate Trading of Registered Interest and Principal of Securities Insurers

Insurers
FSA	Financial Security Assurance, Inc.

Derivative Contracts at 12/31/08

Futures contracts outstanding at 12/31/08

Description	Contracts	Value	Expiration Date	Unrealized Appreciation (Depreciation)
U.S. Treasury Bond 30 yr (Short)	53	$7,316,484	Mar-09	$(723,139)
U.S. Treasury Note 2 yr (Long)	160	34,890,000	Mar-09	314,440

				$(408,699)

At December 31, 2008 the fund had sufficient cash and/or other liquid securities to cover any commitments under these derivative contracts.

See Notes to Financial Statements

8

FINANCIAL STATEMENTS  |  STATEMENT OF ASSETS AND LIABILITIES

This statement represents your fund’s balance sheet, which details the assets and liabilities comprising the total value of the fund.

At 12/31/08
Assets
Investments –
Non-affiliated issuers, at value (identified cost, $511,370,511)	$529,847,482
Underlying funds, at cost and value	3,177,340
Total investments, at value (identified cost, $514,547,851)	$533,024,822
Receivable for daily variation margin on open futures contracts	$173,875
Receivable for fund shares sold	796,095
Interest and dividends receivable	3,922,703
Other assets	26,357
Total assets		$537,943,852
Liabilities
Payable for investments purchased	$358,412
Payable for fund shares reacquired	175,850
Payable to affiliates
Management fee	16,140
Distribution fees	3,701
Administrative services fee	1,687
Payable for trustees’ compensation	60
Accrued expenses and other liabilities	166,184
Total liabilities		$722,034
Net assets		$537,221,818
Net assets consist of
Paid-in capital	$500,150,370
Unrealized appreciation (depreciation) on investments	18,068,272
Accumulated net realized gain (loss) on investments	(7,151,865)
Undistributed net investment income	26,155,041
Net assets		$537,221,818
Shares of beneficial interest outstanding		40,722,931
Initial Class shares
Net assets	$266,170,297
Shares outstanding	20,111,791
Net asset value per share		$13.23
Service Class shares
Net assets	$271,051,521
Shares outstanding	20,611,140
Net asset value per share		$13.15

See Notes to Financial Statements

9

FINANCIAL STATEMENTS  |  STATEMENT OF OPERATIONS

This statement describes how much your fund earned in investment income and accrued in expenses. It also describes any gains and/or losses generated by fund operations.

Year ended 12/31/08
Net investment income
Interest income	$29,074,332
Dividends from underlying funds	12,873
Total investment income		$29,087,205
Expenses
Management fee	$3,230,420
Distribution fees	758,725
Administrative services fee	192,562
Trustees’ compensation	65,835
Custodian fee	129,598
Shareholder communications	89,935
Auditing fees	48,843
Legal fees	7,128
Miscellaneous	37,106
Total expenses		$4,560,152
Fees paid indirectly	(3,938)
Net expenses		$4,556,214
Net investment income		$24,530,991
Realized and unrealized gain (loss) on investments
Realized gain (loss) (identified cost basis)
Investment transactions	$11,713,310
Futures contracts	1,185,313
Net realized gain (loss) on investments		$12,898,623
Change in unrealized appreciation (depreciation)
Investments	$10,776,858
Futures contracts	(566,723)
Net unrealized gain (loss) on investments		$10,210,135
Net realized and unrealized gain (loss) on investments		$23,108,758
Change in net assets from operations		$47,639,749

See Notes to Financial Statements

10

FINANCIAL STATEMENTS  |  STATEMENTS OF CHANGES IN NET ASSETS

These statements describe the increases and/or decreases in net assets resulting from operations, any distributions, and any shareholder transactions.

For years ended 12/31	2008	2007
Change in net assets
From operations
Net investment income	$24,530,991	$28,299,794
Net realized gain (loss) on investments	12,898,623	4,103,045
Net unrealized gain (loss) on investments	10,210,135	11,603,103
Change in net assets from operations	$47,639,749	$44,005,942
Distributions declared to shareholders
From net investment income
Initial Class	$(15,631,404)	$(16,335,537)
Service Class	(15,370,082)	(15,330,764)
Total distributions declared to shareholders	$(31,001,486)	$(31,666,301)
Change in net assets from fund share transactions	$(99,982,211)	$(52,841,844)
Total change in net assets	$(83,343,948)	$(40,502,203)
Net assets
At beginning of period	620,565,766	661,067,969
At end of period (including undistributed net investment income of $26,155,041 and $30,996,381, respectively)	$537,221,818	$620,565,766

See Notes to Financial Statements

11

FINANCIAL STATEMENTS  |  FINANCIAL HIGHLIGHTS

The financial highlights table is intended to help you understand the fund’s financial performance for the past 5 years. Certain information reflects financial results for a single fund share. The total returns in the table represent the rate by which an investor would have earned (or lost) on an investment in the fund share class (assuming reinvestment of all distributions) held for the entire period.

Initial Class	Years ended 12/31
	2008	2007	2006	2005	2004
Net asset value, beginning of period	$12.89	$12.65	$12.84	$13.16	$13.44
Income (loss) from investment operations
Net investment income (d)	$0.55	$0.56	$0.56	$0.56	$0.54
Net realized and unrealized gain (loss) on investments	0.51	0.31	(0.12)	(0.26)	(0.07)
Total from investment operations	$1.06	$0.87	$0.44	$0.30	$0.47
Less distributions declared to shareholders
From net investment income	$(0.72)	$(0.63)	$(0.63)	$(0.62)	$(0.75)
Net asset value, end of period	$13.23	$12.89	$12.65	$12.84	$13.16
Total return (%) (k)(s)	8.55	7.18	3.68	2.30	3.76
Ratios (%) (to average net assets) and Supplemental data:
Expenses (f)	0.65	0.63	0.63	0.63	0.62
Net investment income	4.31	4.48	4.47	4.32	4.12
Portfolio turnover	52	39	29	75	85
Net assets at end of period (000 Omitted)	$266,170	$299,871	$351,906	$425,740	$493,616

Service Class	Years ended 12/31
	2008	2007	2006	2005	2004
Net asset value, beginning of period	$12.81	$12.58	$12.77	$13.10	$13.38
Income (loss) from investment operations
Net investment income (d)	$0.52	$0.53	$0.53	$0.53	$0.51
Net realized and unrealized gain (loss) on investments	0.50	0.31	(0.12)	(0.27)	(0.07)
Total from investment operations	$1.02	$0.84	$0.41	$0.26	$0.44
Less distributions declared to shareholders
From net investment income	$(0.68)	$(0.61)	$(0.60)	$(0.59)	$(0.72)
Net asset value, end of period	$13.15	$12.81	$12.58	$12.77	$13.10
Total return (%) (k)(s)	8.29	6.91	3.47	2.01	3.55
Ratios (%) (to average net assets) and Supplemental data:
Expenses (f)	0.90	0.88	0.88	0.88	0.87
Net investment income	4.06	4.23	4.22	4.10	3.90
Portfolio turnover	52	39	29	75	85
Net assets at end of period (000 Omitted)	$271,052	$320,695	$309,162	$241,128	$204,488

(d)	Per share data are based on average shares outstanding.

(f)	Ratios do not reflect reductions from fees paid indirectly, if applicable.

(k)	The total return does not reflect expenses that apply to separate accounts. Inclusion of these charges would reduce the total return figures for all periods shown.

(s)	From time to time the fund may receive proceeds from litigation settlements, without which performance would be lower.

See Notes to Financial Statements

12

NOTES TO FINANCIAL STATEMENTS

(1)	Business and Organization

MFS Government Securities Portfolio (the fund) is a series of MFS Variable Insurance Trust II (the trust). The trust is organized as a Massachusetts business trust and is registered under the Investment Company Act of 1940, as amended, as an open-end management investment company. The shares of the fund are sold to variable accounts established by insurance companies to fund benefits under variable contracts issued by such companies, and qualified retirement and pension plans.

(2)	Significant Accounting Policies

General – The preparation of financial statements in conformity with U.S. generally accepted accounting principles requires management to make estimates and assumptions that affect the reported amounts of assets and liabilities, and disclosure of contingent assets and liabilities at the date of the financial statements and the reported amounts of revenues and expenses during the reporting period. Actual results could differ from those estimates. The fund may invest a significant portion of its assets in mortgage-backed securities. The value of mortgage-backed securities may depend, in part, on the issuer’s or borrower’s credit quality or ability to pay principal and interest when due and may fall if an issuer or borrower defaults on its obligation to pay principal or interest or if the instrument’s credit rating is downgraded by a credit rating agency. U.S. Government securities not supported as to the payment of principal or interest by the U.S. Treasury, such as those issued by Fannie Mae, Freddie Mac, and the Federal Home Loan Banks, are subject to greater credit risk than are U.S. Government securities supported by the U.S. Treasury, such as those issued by Ginnie Mae.

Investment Valuations – Debt instruments and floating rate loans (other than short-term instruments), including restricted debt instruments, are generally valued at an evaluated or composite bid as reported by a third party pricing service. Short-term instruments with a maturity at issuance of 60 days or less may be valued at amortized cost, which approximates market value. Futures contracts are generally valued at last posted settlement price as reported by a third party pricing service on the market on which they are primarily traded. Futures contracts for which there were no trades that day for a particular position are generally valued at the closing bid quotation as reported by a third party pricing service on the market on which such futures contracts are primarily traded. Open-end investment companies are generally valued at net asset value per share. Securities and other assets generally valued on the basis of information from a third party pricing service may also be valued at a broker-dealer bid quotation. Values obtained from pricing services can utilize both dealer-supplied valuations and electronic data processing techniques, which take into account factors such as institutional-size trading in similar groups of securities, yield, quality, coupon rate, maturity, type of issue, trading characteristics, and other market data.

The Board of Trustees has delegated primary responsibility for determining or causing to be determined the value of the fund’s investments (including any fair valuation) to the adviser pursuant to valuation policies and procedures approved by the Board. If the adviser determines that reliable market quotations are not readily available, investments are valued at fair value as determined in good faith by the adviser in accordance with such procedures under the oversight of the Board of Trustees. Under the fund’s valuation policies and procedures, market quotations are not considered to be readily available for most types of debt instruments and floating rate loans and many types of derivatives. These investments are generally valued at fair value based on information from third party pricing services. In addition, investments may be valued at fair value if the adviser determines that an investment’s value has been materially affected by events occurring after the close of the exchange or market on which the investment is principally traded (such as foreign exchange or market) and prior to the determination of the fund’s net asset value, or after the halting of trading of a specific security where trading does not resume prior to the close of the exchange or market on which the security is principally traded. The adviser may rely on third party pricing services or other information (such as the correlation with price movements of similar securities in the same or other markets; the type, cost and investment characteristics of the security; the business and financial condition of the issuer; and trading and other market data) to assist in determining whether to fair value and at what value to fair value an investment. The value of an investment for purposes of calculating the fund’s net asset value can differ depending on the source and method used to determine value. When fair valuation is used, the value of investments used to determine the fund’s net asset value may differ from quoted or published prices for the same investments.

The fund adopted FASB Statement No. 157, Fair Value Measurements (the “Statement”). This Statement provides a single definition of fair value, a hierarchy for measuring fair value and expanded disclosures about fair value measurements.

Various inputs are used in determining the value of the fund’s assets or liabilities carried at market value. These inputs are categorized into three broad levels. Level 1 includes quoted prices in active markets for identical assets or liabilities. Level 2 includes other significant observable market-based inputs (including quoted prices for similar securities, interest rates, prepayment speed, and credit risk). Level 3 includes unobservable inputs, which may include the adviser’s own assumptions in determining the fair value of investments. Other financial instruments are derivative instruments not reflected in total

13

Notes to Financial Statements – continued

investments, such as futures, forwards, swap contracts and written options. The following is a summary of the levels used as of December 31, 2008 in valuing the fund’s assets or liabilities carried at market value:

	Level 1	Level 2	Level 3	Total
Investments in Securities	$3,177,340	$529,847,482	$—	$533,024,822
Other Financial Instruments	$(408,699)	$—	$—	$(408,699)

Repurchase Agreements – The fund may enter into repurchase agreements with approved counterparties. Each repurchase agreement is recorded at cost. The fund requires that the securities collateral in a repurchase transaction be transferred to a custodian. The fund monitors, on a daily basis, the value of the collateral to ensure that its value, including accrued interest, is greater than amounts owed to the fund under each such repurchase agreement. The fund and other funds managed by Massachusetts Financial Services Company (MFS), may utilize a joint trading account for the purpose of entering into one or more repurchase agreements.

Derivative Risk – The fund may invest in derivatives for hedging or non-hedging purposes. While hedging can reduce or eliminate losses, it can also reduce or eliminate gains. When the fund uses derivatives as an investment to gain market exposure, or for hedging purposes, gains and losses from derivative instruments may be substantially greater than the derivative’s original cost. Cash that has been segregated on behalf of certain derivative contracts will be reported separately on the Statement of Assets and Liabilities as restricted cash. On some over-the-counter derivatives, the fund attempts to reduce its exposure to counterparty credit risk by entering into an ISDA Master Agreement on a bilateral basis with each of the counterparties with whom it undertakes a significant volume of transactions. The ISDA Master Agreement gives the fund the right, upon an event of default by the applicable counterparty, to close out all transactions traded under such agreement and to net amounts owed under each transaction to one net amount payable by one party to the other. This right to close out and net payments across all transactions traded under the ISDA Master Agreement could result in a reduction of the fund’s credit risk to such counterparty equal to any amounts payable by the fund under the applicable transactions, if any. However, absent an event of default by the counterparty, the ISDA Master Agreement does not result in an offset of reported balance sheet assets and liabilities across transactions between the fund and the applicable counterparty. Derivative instruments include futures contracts.

In March 2008, FASB Statement No. 161, Disclosures about Derivative Instruments and Hedging Activities (the “Standard”) was issued, and is effective for financial statements issued for fiscal years and interim periods beginning after November 15, 2008. This Standard provides enhanced disclosures about the fund’s use of and accounting for derivative instruments and the effect of derivative instruments on the fund’s results of operations and financial position. Management is evaluating the application of the Standard to the fund, and has not at this time determined the impact, if any, resulting from the adoption of this Standard on the fund’s financial statements.

FASB Staff Position (FSP) 133-1 was implemented during the period. FSP 133-1 amends FAS 133 to require sellers of credit derivatives to make disclosures that will enable financial statement users to assess the potential effects of those credit derivatives on an entity’s financial position, financial performance and cash flows. There was no impact from implementing FSP 133-1 as the fund did not hold any of these credit derivatives at period end.

Futures Contracts – The fund may enter into futures contracts for the delayed delivery of securities or currency, or contracts based on financial indices at a fixed price on a future date. In entering such contracts, the fund is required to deposit with the broker either in cash or securities an amount equal to a certain percentage of the contract amount. Subsequent payments are made or received by the fund each day, depending on the daily fluctuations in the value of the contract, and are recorded for financial statement purposes as unrealized gains or losses by the fund. Upon entering into such contracts, the fund bears the risk of interest or exchange rates or securities prices moving unexpectedly, in which case, the fund may not achieve the anticipated benefits of the futures contracts and may realize a loss.

Indemnifications – Under the fund’s organizational documents, its officers and trustees may be indemnified against certain liabilities and expenses arising out of the performance of their duties to the fund. Additionally, in the normal course of business, the fund enters into agreements with service providers that may contain indemnification clauses. The fund’s maximum exposure under these agreements is unknown as this would involve future claims that may be made against the fund that have not yet occurred.

Investment Transactions and Income – Investment transactions are recorded on the trade date. Interest income is recorded on the accrual basis. All premium and discount is amortized or accreted for financial statement purposes in accordance with U.S. generally accepted accounting principles. The fund may receive proceeds from litigation settlements. Any proceeds received from litigation involving portfolio holdings are reflected in the Statement of Operations in realized gain/loss if the security has been disposed of by the fund or in unrealized gain/loss if the security is still held by the fund. Any other proceeds from litigation not related to portfolio holdings are reflected as other income in the Statement of Operations.

14

Notes to Financial Statements – continued

The fund may enter into “TBA” (to be announced) purchase commitments to purchase securities for a fixed unit price at a future date. Although the unit price has been established, the principal value has not been finalized. However, the principal amount of the commitments will not fluctuate more than 0.01%. The fund holds, and maintains until settlement date, cash or high-grade debt obligations in an amount sufficient to meet the purchase price, or the fund may enter into offsetting contracts for the forward sale of other securities it owns. Income on the securities will not be earned until settlement date. TBA purchase commitments may be considered securities in themselves, and involve a risk of loss if the value of the security to be purchased declines prior to settlement date, which is in addition to the risk of decline in the value of the fund’s other assets. Unsettled TBA purchase commitments are valued at the current market value of the underlying securities.

The fund may enter into “TBA” (to be announced) sale commitments to hedge its portfolio positions or to sell mortgage-backed securities it owns under delayed delivery arrangements. Proceeds of TBA sale commitments are not received until the contractual settlement date. During the time a TBA sale commitment is outstanding, equivalent deliverable securities, or an offsetting TBA purchase commitment deliverable on or before the sale commitment date, are held as “cover” for the transaction.

Fees Paid Indirectly – The fund’s custody fee may be reduced according to an arrangement that measures the value of cash deposited with the custodian by the fund. This amount, for the year ended December 31, 2008, is shown as a reduction of total expenses on the Statement of Operations.

Tax Matters and Distributions – The fund intends to qualify as a regulated investment company, as defined under Subchapter M of the Internal Revenue Code, and to distribute all of its taxable income, including realized capital gains. As a result, no provision for federal income tax is required. Each of the fund’s federal tax returns for the prior three fiscal years remains subject to examination by the Internal Revenue Service. Foreign taxes, if any, have been accrued by the fund in the accompanying financial statements.

Distributions to shareholders are recorded on the ex-dividend date. Income and capital gain distributions are determined in accordance with income tax regulations, which may differ from U.S. generally accepted accounting principles. Certain capital accounts in the financial statements are periodically adjusted for permanent differences in order to reflect their tax character. These adjustments have no impact on net assets or net asset value per share. Temporary differences which arise from recognizing certain items of income, expense, gain or loss in different periods for financial statement and tax purposes will reverse at some time in the future. Distributions in excess of net investment income or net realized gains are temporary overdistributions for financial statement purposes resulting from differences in the recognition or classification of income or distributions for financial statement and tax purposes.

Book/tax differences primarily relate to amortization and accretion of debt securities, straddle loss deferrals, and derivative transactions.

The tax character of distributions declared to shareholders for the last two fiscal years is as follows:

	12/31/08	12/31/07
Ordinary income (including any short-term capital gains)	$31,001,486	$31,666,301

The federal tax cost and the tax basis components of distributable earnings were as follows:

As of 12/31/08
Cost of investments	$517,987,496
Gross appreciation	16,352,875
Gross depreciation	(1,315,549)
Net unrealized appreciation (depreciation)	$15,037,326
Undistributed ordinary income	26,155,041
Capital loss carryforwards	(3,369,627)
Other temporary differences	(751,292)

As of December 31, 2008, the fund had capital loss carryforwards available to offset future realized gains. Such losses expire as follows:

12/31/2013	$(1,518,442)
12/31/2014	(1,851,185)
$(3,369,627)

Multiple Classes of Shares of Beneficial Interest – The fund offers multiple classes of shares, which differ in their respective distribution fees. The fund’s income, realized and unrealized gain (loss), and common expenses are allocated to shareholders based on the daily net assets of each class. Dividends are declared separately for each class. Differences in per share dividend rates are generally due to differences in separate class expenses.

15

Notes to Financial Statements – continued

(3)	Transactions with Affiliates

Investment Adviser – The fund has an investment advisory agreement with MFS to provide overall investment management and related administrative services and facilities to the fund. The management fee is computed daily and paid monthly at the following annual rates:

First $1 billion of average daily net assets	0.55%
Average daily net assets in excess of $1 billion	0.50%

The management fee incurred for the year ended December 31, 2008 was equivalent to an annual effective rate of 0.55% of the fund’s average daily net assets.

The investment adviser has agreed in writing to pay a portion of the fund’s total annual operating expenses, exclusive of interest, taxes, extraordinary expenses, and brokerage commissions, such that the total annual operating expenses of the fund do not exceed 1.25% of the fund’s average daily net assets. MFS’ agreement to limit the fund’s operating expenses is contained in the investment advisory agreement between MFS and the fund and may not be rescinded without shareholder approval. In addition, the investment adviser has voluntarily agreed to pay a portion of the fund’s total annual operating expenses, exclusive of interest, taxes, extraordinary expenses, and brokerage commissions such that total annual operating expenses do not exceed 1.00% of the fund’s average daily net assets attributable to Initial Class shares. This voluntary agreement may be changed or rescinded at any time by MFS. For the year ended December 31, 2008, the fund’s actual operating expenses did not exceed the limit and therefore, the investment adviser did not pay a portion of the fund’s expenses.

Distributor – MFS Fund Distributors, Inc. (MFD), a wholly-owned subsidiary of MFS, is the distributor of shares of the fund. The Trustees have adopted a distribution plan for the Service Class shares pursuant to Rule 12b-1 under the Investment Company Act of 1940.

The fund’s distribution plan provides that the fund will pay MFD distribution fees equal to 0.25% per annum of its average daily net assets attributable to Service Class shares as partial consideration for services performed and expenses incurred by MFD and financial intermediaries in connection with the sale and distribution of the fund’s Service Class shares and the sale and distribution of the variable annuity or variable life insurance contracts investing indirectly in Service Class shares. MFD may subsequently pay all, or a portion, of the distribution fees to financial intermediaries.

Shareholder Servicing Agent – MFS Service Center, Inc. (MFSC), a wholly-owned subsidiary of MFS, has contracted to provide transfer agent and recordkeeping functions in connection with the issuance, transfer, and redemption of each class of shares of the fund under a Shareholder Servicing Agent Agreement. During the year ended December 31, 2008, the fund did not pay MFSC a fee for this service.

Administrator – MFS provides certain financial, legal, shareholder communications, compliance, and other administrative services to the fund. Under an administrative services agreement, the fund partially reimburses MFS the costs incurred to provide these services. The fund is charged an annual fixed amount of $10,000 plus a fee based on average daily net assets.

The administrative services fee incurred for the year ended December 31, 2008 was equivalent to an annual effective rate of 0.0328% of the fund’s average daily net assets.

Trustees’ and Officers’ Compensation – The fund pays compensation to trustees in the form of a retainer, attendance fees, and additional compensation to the Board chairperson. The fund does not pay compensation directly to officers of the fund who are also officers of the investment adviser, all of whom receive remuneration for their services to the fund from MFS. Certain officers of the fund are officers or directors of MFS, MFD, and MFSC.

Other – This fund and certain other MFS funds (the funds) have entered into services agreements (the Agreements) which provide for payment of fees by the funds to Tarantino LLC and Griffin Compliance LLC in return for the provision of services of an Independent Chief Compliance Officer (ICCO) and Assistant ICCO, respectively, for the funds. The ICCO and Assistant ICCO are officers of the funds and the sole members of Tarantino LLC and Griffin Compliance LLC, respectively. The funds can terminate the Agreements with Tarantino LLC and Griffin Compliance LLC at any time under the terms of the Agreements. MFS has agreed to bear all expenses associated with office space, other administrative support, and supplies provided to the ICCO and Assistant ICCO. For the year ended December 31, 2008, the aggregate fees paid by the fund to Tarantino LLC and Griffin Compliance LLC were $5,866 and are included in miscellaneous expense on the Statement of Operations.

The fund may invest in a money market fund managed by MFS which seeks a high level of current income consistent with preservation of capital and liquidity. Income earned on this investment is included in dividends from underlying funds on the Statement of Operations. This money market fund does not pay a management fee to MFS.

16

Notes to Financial Statements – continued

(4)	Portfolio Securities

Purchases and sales of investments, other than purchased option transactions and short-term obligations, were as follows:

	Purchases	Sales
U.S. Government securities	$264,613,707	$370,018,295
Investments (non-U.S. Government securities)	$31,891,937	$29,269,638

(5)	Shares of Beneficial Interest

The fund’s Declaration of Trust permits the Trustees to issue an unlimited number of full and fractional shares of beneficial interest. Transactions in fund shares were as follows:

	Year ended 12/31/08		Year ended 12/31/07
	Shares	Amount	Shares	Amount
Shares sold
Initial Class	3,062,068	$39,366,748	1,325,989	$16,419,478
Service Class	3,775,423	47,971,366	2,759,668	34,066,245
	6,837,491	$87,338,114	4,085,657	$50,485,723
Shares issued to shareholders in reinvestment of distributions
Initial Class	1,250,512	$15,631,404	1,333,513	$16,335,537
Service Class	1,235,537	15,370,082	1,257,651	15,330,764
	2,486,049	$31,001,486	2,591,164	$31,666,301
Shares reacquired
Initial Class	(7,462,745)	$(96,129,042)	(7,206,116)	$(90,653,401)
Service Class	(9,434,584)	(122,192,769)	(3,552,033)	(44,340,467)
	(16,897,329)	$(218,321,811)	(10,758,149)	$(134,993,868)
Net change
Initial Class	(3,150,165)	$(41,130,890)	(4,546,614)	$(57,898,386)
Service Class	(4,423,624)	(58,851,321)	465,286	5,056,542
	(7,573,789)	$(99,982,211)	(4,081,328)	$(52,841,844)

(6)	Line of Credit

The fund and other funds managed by MFS participate in a $1 billion unsecured committed line of credit provided by a syndication of banks under a credit agreement. In addition, the fund and other funds managed by MFS have established uncommitted borrowing arrangements with certain banks. Borrowings may be made for temporary financing needs. Interest is charged to the fund, based on its borrowings, generally at a rate equal to the Federal Reserve funds rate plus 0.30%. In addition, a commitment fee, based on the average daily, unused portion of the committed line of credit, is allocated among the participating funds at the end of each calendar quarter. For the year ended December 31, 2008, the fund’s commitment fee and interest expense were $2,953 and $0, respectively, and are included in miscellaneous expense on the Statement of Operations.

(7)	Transactions in Underlying Funds – Affiliated Issuers

An affiliated issuer may be considered one in which the fund owns 5% or more of the outstanding voting securities, or a company which is under common control. For the purposes of this report, the fund assumes the following to be affiliated issuers:

Underlying Funds	Beginning Shares/Par Amount	Acquisitions Shares/Par Amount	Dispositions Shares/Par Amount	Ending Shares/Par Amount
MFS Institutional Money Market Portfolio	—	48,541,625	(45,364,285)	3,177,340

Underlying Funds	Realized Gain (Loss)	Capital Gain Distributions	Dividend Income	Ending Value
MFS Institutional Money Market Portfolio	$—	$—	$12,873	$3,177,340

17

REPORT OF INDEPENDENT REGISTERED PUBLIC ACCOUNTING FIRM

To the Board of Trustees of MFS Variable Insurance Trust II and the Shareholders of

MFS Government Securities Portfolio:

We have audited the accompanying statement of assets and liabilities, including the portfolio of investments, of MFS Government Securities Portfolio (the “Fund”) (one of the portfolios comprising MFS Variable Insurance Trust II) as of December 31, 2008, and the related statement of operations for the year then ended, the statements of changes in net assets for each of the two years in the period then ended, and the financial highlights for each of the five years in the period then ended. These financial statements and financial highlights are the responsibility of the Fund’s management. Our responsibility is to express an opinion on these financial statements and financial highlights based on our audits.

We conducted our audits in accordance with the standards of the Public Company Accounting Oversight Board (United States). Those standards require that we plan and perform the audit to obtain reasonable assurance about whether the financial statements and financial highlights are free of material misstatement. The Fund is not required to have, nor were we engaged to perform, an audit of its internal control over financial reporting. Our audits included consideration of internal control over financial reporting as a basis for designing audit procedures that are appropriate in the circumstances, but not for the purpose of expressing an opinion on the effectiveness of the Fund’s internal control over financial reporting. Accordingly, we express no such opinion. An audit also includes examining, on a test basis, evidence supporting the amounts and disclosures in the financial statements, assessing the accounting principles used and significant estimates made by management, as well as evaluating the overall financial statement presentation. Our procedures included confirmation of securities owned as of December 31, 2008, by correspondence with the custodian and brokers; where replies were not received from brokers, we performed other auditing procedures. We believe that our audits provide a reasonable basis for our opinion.

In our opinion, such financial statements and financial highlights present fairly, in all material respects, the financial position of MFS Government Securities Portfolio as of December 31, 2008, the results of its operations for the year then ended, the changes in its net assets for each of the two years in the period then ended, and the financial highlights for each of the five years in the period then ended, in conformity with accounting principles generally accepted in the United States of America.

DELOITTE & TOUCHE LLP

Boston, Massachusetts

February 19, 2009

18

TRUSTEES AND OFFICERS – IDENTIFICATION AND BACKGROUND

The Trustees and officers of the Trust, as of February 1, 2009, are listed below, together with their principal occupations during the past five years. (Their titles may have varied during that period.) The address of each Trustee and officer is 500 Boylston Street, Boston, Massachusetts 02116.

Name, Date of Birth	Position(s) Held with Fund	Trustee/Officer Since (1)	Principal Occupations During the Past Five Years and Other Directorships (2)
INTERESTED TRUSTEE
David D. Horn (3) (born 6/07/41)	Trustee	April 1986	Private investor; Sun Life Assurance Company of Canada, Senior Vice President and General Manager for the United States (until 1997); Director (until March 2004)

INDEPENDENT TRUSTEES
J. Kermit Birchfield (born 1/08/40)	Chairman	May 1997	Consultant; Century Partners, Inc. (investments), Director; Displaytech, Inc. (technology), Director; Dessin Fournir LLC (furniture manufacturer), Director (2005 to present); Intermountain Gas Company, Inc. & Intermountain Industries, Inc. (oil & gas exploration and production), Director; Site Watch LLC (software to monitor oil tanks), Managing Director (2006 to present); Juridica Investments (fund investing in judicial matters), Director (2007 to present); HPSC, Inc. (medical financing), Director (until January 2004)

Robert C. Bishop (born 1/13/43)	Trustee	May 2001	AutoImmune, Inc. (pharmaceutical product development), Chairman, President and Chief Executive Officer; Caliper Life Sciences Corp. (laboratory analytical instruments), Director; Millipore Corporation (purification/filtration products), Director; Waterstreet Capital (leverage buyouts), Advisory Board (August 2006 to present); Optobionics Corporation (ophthalmic devices), Director (2002 to 2007)

Frederick H. Dulles (born 3/12/42)	Trustee	May 2001	Ten State International Law PLLC (law firm), Of Counsel (since 2006); Prudential Carolina Real Estate, (real estate), Broker (since 2006); Free Enterprise Foundation, Inc. (research institute), Director & Secretary (until 2008); Disher, Hamrick & Myers Residential, Inc. (real estate) Broker (2005 until 2006); Frederick H. Dulles law practice (until 2006); Ten State Street LLP (law firm), Member (until 2005)

Marcia A. Kean (born 6/30/48)	Trustee	April 2005	Feinstein Kean Healthcare (consulting), Chief Executive Officer

Ronald G. Steinhart (born 6/15/40)	Trustee	May 2001	Private investor; Penske Automotive Group (automotive retailer), Director; Animal Health International, Inc. (animal health products), Director (since 2007); Texas Industries (concrete/aggregates/cement), Director (since 2007); Penson Worldwide, Inc. (securities clearance), Director (since 2006); Carreker Corporation (technology consulting) Director (until 2005); Prentiss Properties Trust (real estate investment trust), Director (until 2006)

Haviland Wright (born 7/21/48)	Trustee	May 2001	Profitability of Hawaii (software), Chief Development Officer (since December 2008); Elixir Technologies Corporation (software) Director (since 2005); Nano Loa Inc. (liquid crystal displays), Director

TRUSTEE EMERITUS
Samuel Adams (born 10/19/25)	Trustee Emeritus		Retired; K&L Gates LLP (law firm), Of Counsel

OFFICERS
Maria F. Dwyer (4) (born 12/01/58)	President	November 2005	Massachusetts Financial Services Company, Executive Vice President and Chief Regulatory Officer (since March 2004) Chief Compliance Officer (since December 2006); Fidelity Management & Research Company, Vice President (prior to March 2004); Fidelity Group of Funds, President and Treasurer (until March 2004)

Christopher R. Bohane (4) (born 1/18/74)	Assistant Secretary and Assistant Clerk	July 2005	Massachusetts Financial Services Company, Vice President and Senior Counsel

John M. Corcoran (4) (born 4/13/65)	Treasurer	October 2008	Massachusetts Financial Services Company, Senior Vice President (since October 2008); State Street Bank and Trust (financial services provider), Senior Vice President, (until September 2008)

Ethan D. Corey (4) (born 11/21/63)	Assistant Secretary and Assistant Clerk	July 2005	Massachusetts Financial Services Company, Senior Vice President and Associate General Counsel (since 2004); Dechert LLP (law firm), Counsel (prior to December 2004)

David L. DiLorenzo (4) (born 8/10/68)	Assistant Treasurer	July 2005	Massachusetts Financial Services Company, Vice President (since June 2005); JP Morgan Investor Services, Vice President (until June 2005)

Timothy M. Fagan (4) (born 7/10/68)	Assistant Secretary and Assistant Clerk	September 2005	Massachusetts Financial Services Company, Vice President and Senior Counsel (since September 2005); John Hancock Advisers, LLC, Vice President, Senior Attorney and Chief Compliance Officer (until August 2005)

19

Trustees and Officers – continued

Name, Date of Birth	Position(s) Held with Fund	Trustee/Officer Since (1)	Principal Occupations During the Past Five Years and Other Directorships (2)
Mark D. Fischer (4) (born 10/27/70)	Assistant Treasurer	July 2005	Massachusetts Financial Services Company, Vice President (since May 2005); JP Morgan Investment Management Company, Vice President (until May 2005)

Robyn L. Griffin (born 7/04/75)	Assistant Independent Chief Compliance Officer	August 2008	Griffin Compliance LLC (provider of compliance services), Principal (since August 2008); State Street Corporation (financial services provider), Mutual Fund Administration Assistant Vice President (October 2006 – July 2008); Liberty Mutual Group (insurance), Personal Market Assistant Controller (April 2006 – October 2006); Deloitte & Touche LLP (professional services firm), Senior Manager (prior to April 2006)

Brian E. Langenfeld (4) (born 3/07/73)	Assistant Secretary and Assistant Clerk	May 2006	Massachusetts Financial Services Company, Vice President and Senior Counsel (since May 2006); John Hancock Advisers, LLC, Assistant Vice President and Counsel (until April 2006)

Ellen Moynihan (4) (born 11/13/57)	Assistant Treasurer	May 1997	Massachusetts Financial Services Company, Senior Vice President

Susan S. Newton (4) (born 3/07/50)	Assistant Secretary and Assistant Clerk	May 2005	Massachusetts Financial Services Company, Senior Vice President and Associate General Counsel (since April 2005); John Hancock Advisers, LLC, Senior Vice President, Secretary and Chief Legal Officer (until April 2005)

Susan A. Pereira (4) (born 11/05/70)	Assistant Secretary and Assistant Clerk	July 2005	Massachusetts Financial Services Company, Vice President and Senior Counsel (since June 2004); Bingham McCutchen LLP (law firm), Associate (until June 2004)

Mark N. Polebaum (4) (born 5/01/52)	Secretary and Clerk	February 2006	Massachusetts Financial Services Company, Executive Vice President, General Counsel and Secretary (since January 2006); Wilmer Cutler Pickering Hale and Dorr LLP (law firm), Partner (until January 2006)

Frank L. Tarantino (born 3/07/44)	Independent Chief Compliance Officer	September 2004	Tarantino LLC (provider of compliance services), Principal (since June 2004); CRA Business Strategies Group (consulting services), Executive Vice President (until June 2004)

Richard S. Weitzel (4) (born 7/16/70)	Assistant Secretary and Assistant Clerk	October 2007	Massachusetts Financial Services Company, Vice President and Assistant General Counsel (since 2004); Massachusetts Department of Business and Technology, General Counsel (until April 2004)

James O. Yost (4) (born 6/12/60)	Assistant Treasurer	April 1992	Massachusetts Financial Services Company, Senior Vice President

(1)	Date first appointed to serve as Trustee/Officer of an MFS fund or a Compass variable account. Each Trustee has served continuously since appointment.

(2)	Directorships or trusteeships of companies required to report to the Securities and Exchange Commission (i.e., “public companies”).

(3)	“Interested person” of the Trust, within the meaning of the Investment Company Act of 1940 (referred to as the 1940 Act), which is the principal federal law governing investment companies like the Trust, as a result of position with Sun Life of Canada (U.S.). The address of Sun Life of Canada (U.S.) is One Sun Life Executive Park, Wellesley Hills, Massachusetts 02481.

(4)	“Interested person” of MFS within the meaning of the 1940 Act. The address of MFS is 500 Boylston Street, Boston, Massachusetts 02116.

The Trust does not hold annual meetings for the purpose of electing Trustees, and Trustees are not elected for fixed terms. Each Trustee and officer holds office until his or her successor is chosen and qualified, or until his or her earlier death, resignation, retirement or removal.

All Trustees currently serve as Trustees of the Trust and have served in that capacity since originally elected or appointed. All of the Trustees are also Managers of the Compass Variable Accounts. The executive officers of the Trust hold similar offices for the Compass Variable Accounts and other funds in the MFS fund complex. As of January 1, 2009, each Trustee serves as a Trustee or Manager of 35 Accounts/Funds.

The Statement of Additional Information contains further information about the Trustees and is available without charge upon request by calling 1-800-752-7215.

Investment Adviser Massachusetts Financial Services Company 500 Boylston Street, Boston, MA 02116-3741	Custodian State Street Bank and Trust 1 Lincoln Street, Boston, MA 02111-2900
Distributor MFS Fund Distributors, Inc. 500 Boylston Street, Boston, MA 02116-3741	Independent Registered Public Accounting Firm Deloitte & Touche LLP 200 Berkeley Street, Boston, MA 02116
Portfolio Manager Geoffrey Schechter

20

BOARD REVIEW OF INVESTMENT ADVISORY AGREEMENT

The Investment Company Act of 1940 requires that both the full Board of Trustees and a majority of the non-interested (“independent”) Trustees, voting separately, annually approve the continuation of the investment advisory agreement between MFS Variable Insurance Trust II (the “Trust”) and Massachusetts Financial Services Company (“MFS”) on behalf of the Fund. The Trustees consider matters bearing on the Fund and the advisory arrangements at their meetings throughout the year, including a review of performance data at each regular meeting. In addition, the independent Trustees met in May and again in July 2008 (“contract review meetings”) for the specific purpose of considering whether to approve the continuation of the investment advisory agreement for the Fund. The independent Trustees were assisted in their evaluation of the investment advisory agreement by independent legal counsel, from whom they received separate legal advice and with whom they met separately from MFS management during various contract review meetings. The independent Trustees were also assisted in this process by the Fund’s Independent Chief Compliance Officer, a full-time senior officer appointed by and reporting to the independent Trustees.

In connection with their deliberations, the Trustees, including the independent Trustees, considered such information and factors as they believed, in light of the legal advice furnished to them and their own business judgment, to be relevant. The investment advisory agreement was considered separately for the Fund, although the Trustees also took into account the common interests of all Funds in the Trust in their review. As described below, the Trustees considered the nature, quality, and extent of the various investment advisory, administrative, and shareholder services performed by MFS under the existing investment advisory agreement and other arrangements with the Trust.

In connection with their contract review meetings, the Trustees received and relied upon materials which included, among other items: (i) information provided by Lipper Inc. on the investment performance of the Fund for various time periods ended December 31, 2007, compared to the investment performance of a group of funds with substantially similar investment classifications/objectives (the “Lipper performance universe”), (ii) information provided by Lipper Inc. on the Fund’s advisory fees and other expenses compared to the advisory fees and other expenses of comparable funds identified by Lipper (the “Lipper expense group”), (iii) information provided by MFS on the advisory fees of comparable portfolios of its other clients, including institutional separate account and other clients, (iv) information as to whether expense waivers, reimbursements or fee “breakpoints” are observed for the Fund, (v) information regarding MFS’ financial results and financial condition, including MFS’ and certain of its affiliates’ estimated profitability from services performed for the Fund, (vi) MFS’ views regarding the outlook for the mutual fund industry and its strategic business plans, (vii) descriptions of various functions performed by MFS for the Trust, such as compliance monitoring and portfolio trading practices, and (viii) information regarding the overall organization of MFS, including information about MFS’ senior management and other personnel providing investment advisory, administrative and other services to the Fund. The comparative performance, fee and expense information prepared and provided by Lipper Inc. was not independently verified, and the independent Trustees did not independently verify any information provided to them by MFS.

The Trustees’ conclusion as to the continuation of the investment advisory agreement was based on comprehensive consideration of all information provided to the Trustees and not the result of any single factor. Some of the factors that figured particularly in the Trustees’ deliberations are described below for the Fund, while individual Trustees may have given different weight to various factors and evaluated the information presented as a whole differently than another Trustee. The Trustees recognized that the fee arrangements for the Fund reflect years of review and discussion between the independent Trustees and MFS, that certain aspects of such arrangements may receive greater scrutiny in some years than others, and that the Trustees’ conclusions may be based, in part, on their consideration of these same arrangements during the course of the year and in prior years.

Based on information provided by Lipper Inc., the Trustees compared the Fund’s total return investment performance to the performance of a peer group of funds over various time periods. The Trustees placed particular emphasis on the total return performance of the Fund’s Initial Class shares in comparison to the performance of funds in its Lipper performance universe over the one-, three- and five-year periods. The Trustees did not rely on performance results for more recent periods, including those shown elsewhere in this report.

The Trustees noted the performance of the Fund’s Initial Class shares was in the 3rd quintile relative to the other funds in the Lipper Classification Index for the one-year period (the 1st quintile being the best performers and the 5th quintile being the worst performers). The total return performance of the Fund was in the 2nd quintile for the three-year period and the five-year period ended December 31, 2007, relative to the Lipper performance universe. Based on the nature and quality of services provided by MFS, the Board of Trustees concluded that the Fund’s performance was satisfactory.

In the course of their deliberations, the Trustees took into account information provided by MFS during contract review meetings, as well as during investment review meetings conducted with portfolio management personnel during the course of the year.

21

Board Review of Investment Advisory Agreement – continued

In assessing the reasonableness of the Fund’s advisory fee, the Trustees considered, among other information, the Fund’s advisory fee and the total expense ratio of the Fund’s Initial Class shares as a percentage of average daily net assets, compared to the advisory fee and total expense ratios of its peer group of funds based on information provided by Lipper Inc. The Trustees also considered the advisory fees charged by MFS to institutional accounts. In comparing these fees, the Trustees considered the generally broader scope of services provided by MFS to the Trust than those provided to institutional accounts. The Trustees also considered the higher demands placed on MFS’ investment personnel and trading infrastructure as a result of the daily cash in-flows and out-flows of the Fund, and the impact on MFS and related expenses due to the more extensive regulatory regime to which the Fund is subject, compared to institutional accounts.

In considering the fees, the Trustees noted from the Lipper data that the Fund’s effective advisory fee rate and total expense ratio were each above the median of such fees and expenses of funds in the Lipper expense group. In addition, the Trustees noted that MFS currently observes an expense limitation for the Fund. The Trustees further concluded that the existing breakpoint was sufficient to allow the Fund to benefit from economies of scale as its assets grow. The Trustees concluded that the fees were reasonable in light of the nature and quality of services provided.

The Trustees also considered information prepared by MFS relating to its costs and profits with respect to the Fund and other investment companies and accounts advised by MFS, as well as MFS’ methodologies used to determine and allocate its costs to the Fund and other accounts and products for purposes of estimating profitability.

After reviewing these and other factors described below, the Trustees concluded that the advisory fees charged to the Fund represent reasonable compensation in light of the nature and quality of the services being provided by MFS.

In addition, the Trustees considered MFS’ resources and related efforts to continue to retain, attract and motivate capable personnel to serve the Fund. The Trustees also considered the financial resources of MFS and its parent, Sun Life Financial Inc. The Trustees further considered any advantages and possible disadvantages of having an adviser which also serves other investment companies as well as institutional accounts.

The Trustees also considered the nature, quality, cost, and extent of administrative, transfer agency, and distribution services provided to the Fund by MFS and its affiliates under agreements and plans other than the investment advisory agreement, including the 12b-1 fees the Fund pays to MFS Fund Distributors, Inc., an affiliate of MFS. The Trustees also considered the nature, extent and quality of certain other services MFS performs or arranges on the Fund’s behalf, which may include securities lending programs, directed expense payment programs, class action recovery programs, and MFS’ interaction with third-party service providers, principally custodians and sub-custodians. The Trustees concluded that the various non-advisory services provided by MFS and its affiliates on behalf of the Fund were satisfactory. The Trustees also considered the benefits to MFS from the use of the Fund’s portfolio brokerage commissions to pay for research and other similar services and various other factors. Additionally, the Trustees considered so-called “fall-out benefits” to MFS such as reputational value derived from serving as investment manager to the Trust, and determined that any such benefits derived by MFS were reasonable and fair.

Based on their evaluation of factors that they deemed to be material, including those factors described above, the Board of Trustees, including a majority of the independent Trustees, concluded that the investment advisory agreement should be continued for an additional one-year period, commencing September 1, 2008.

A discussion regarding the Board’s most recent review and renewal of the fund’s Investment Advisory Agreement with MFS is available by clicking on the fund’s name under “Variable Insurance Portfolios-VIT II” in the “Products & Performance” section on the MFS Web site (mfs.com).

22

PROXY VOTING POLICIES AND INFORMATION

A general description of the MFS funds’ proxy voting policies and procedures is available without charge, upon request, by calling
1-800-225-2606, by visiting the Proxy Voting section of mfs.com or by visiting the SEC’s Web site at http://www.sec.gov.

Information regarding how the fund voted proxies relating to portfolio securities during the most recent twelve-month period ended June 30 is available without charge by visiting the Proxy Voting section of mfs.com or by visiting the SEC’s Web site at http://www.sec.gov.

QUARTERLY PORTFOLIO DISCLOSURE

The fund will file a complete schedule of portfolio holdings with the Securities and Exchange Commission (the Commission) for the first and third quarters of each fiscal year on Form N-Q. The fund’s Form N-Q may be reviewed and copied at the:

Public Reference Room

Securities and Exchange Commission

100 F Street, NE, Room 1580

Washington, D.C. 20549

Information on the operation of the Public Reference Room may be obtained by calling the Commission at 1-800-SEC-0330. The fund’s Form N-Q is available on the EDGAR database on the Commission’s Internet Web site at http://www.sec.gov, and copies of this information may be obtained, upon payment of a duplicating fee, by electronic request at the following e-mail address: publicinfo@sec.gov or by writing the Public Reference Section at the above address.

23

MFS® PRIVACY NOTICE

Privacy is a concern for every investor today. At MFS Investment Management® and the MFS funds, we take this concern very seriously. We want you to understand our policies about the investment products and services that we offer, and how we protect the nonpublic personal information of investors who have a direct relationship with us and our wholly owned subsidiaries.

Throughout our business relationship, you provide us with personal information. We maintain information and records about you, your investments, and the services you use. Examples of the nonpublic personal information we maintain include

•	data from investment applications and other forms
•	share balances and transactional history with us, our affiliates, or others
•	facts from a consumer reporting agency

We do not disclose any nonpublic personal information about our customers or former customers to anyone, except as permitted by law. We may share nonpublic personal information with third parties or certain of our affiliates in connection with servicing your account or processing your transactions. We may share information with companies or financial institutions that perform marketing services on our behalf or with other financial institutions with which we have joint marketing arrangements, subject to any legal requirements.

Authorization to access your nonpublic personal information is limited to appropriate personnel who provide products, services, or information to you. We maintain physical, electronic, and procedural safeguards to help protect the personal information we collect about you.

If you have any questions about the MFS privacy policy, please call 1-800-225-2606 any business day between 8 a.m. and 8 p.m. Eastern time.

Note: If you own MFS products or receive MFS services in the name of a third party such as a bank or broker-dealer, their privacy policy may apply to you instead of ours.

24

MFS
INVESTMENT MANAGEMENT

MFS® Total Return Portfolio

MFS® Variable Insurance Trust II
Annual report

12/31/08
TRS-ANN

MFS® TOTAL RETURN PORTFOLIO

The report is prepared for the general information of contract owners. It is authorized for distribution to prospective investors only when preceded or accompanied by a current prospectus.

NOT FDIC INSURED • MAY LOSE VALUE • NO BANK GUARANTEE • NOT A DEPOSIT • NOT INSURED BY ANY FEDERAL GOVERNMENT AGENCY OR NCUA/NCUSIF

LETTER FROM THE CEO

Dear Contract Owners:

The market downturns and economic setbacks of late probably rank among the worst financial declines most of us have experienced. Inevitably, people may be questioning their commitment to investing. Still, it is important to remember that downturns are an inescapable part of the business cycle. Such troughs have been seen before, and if we can use history as a guide, market recoveries typically have followed.

Recent events have clearly shown us the value of certain types of investments. In this environment, two of the hallmarks of mutual funds — transparency and liquidity — have become critically important. Unlike some other types of investments, the operations of mutual funds are relatively transparent to their shareholders. With their daily redemption feature, mutual funds also generally provide easy, convenient access to one’s money. Through these recent market upheavals, this level of liquidity enhanced the ability of mutual fund investors to respond and modify their investments as they and their advisors saw fit — a flexibility that those in less liquid investments simply did not have at their disposal.

At MFS® we take particular pride in how well mutual funds can serve investors because we invented the mutual fund in the United States. Established in 1924, Massachusetts Investors Trust was the nation’s first fund. Recent market events only reinforce what we have learned through 85 years — that mutual funds provide unique features that are important to investors in any type of market climate.

Respectfully,

Robert J. Manning

Chief Executive Officer and Chief Investment Officer

MFS Investment Management®

February 17, 2009

The opinions expressed in this letter are subject to change, may not be relied upon for investment advice, and no forecasts can be guaranteed.

Before investing, consider the fund’s investment objectives, risks, charges, and expenses. For a prospectus containing this and other information, contact your investment professional or view online. Read it carefully.

MFS Fund Distributors, Inc., 500 Boylston Street, Boston, MA 02116

1

PORTFOLIO COMPOSITION

Portfolio structure (i)

Top ten holdings (i)
Fannie Mae, 5.5%, 30 years	3.5%
U.S. Treasury Notes, 2.375%, 2010	3.2%
Exxon Mobil Corp.	2.5%
Fannie Mae, 6.0%, 30 years	2.1%
Lockheed Martin Corp.	2.1%
AT&T, Inc.	2.1%
Philip Morris International, Inc.	1.8%
JPMorgan Chase & Co	1.7%
MetLife, Inc.	1.6%
TOTAL S.A., ADR	1.5%

Equity sectors
Financial Services	10.8%
Energy	9.1%
Utilities & Communications	7.4%
Consumer Staples	7.0%
Industrial Goods & Services	5.7%
Health Care	5.2%
Technology	3.9%
Retailing	3.5%
Leisure	1.9%
Basic Materials	1.9%
Special Products & Services	1.3%
Autos & Housing	0.7%
Transportation	0.2%

Fixed income sectors (i)
Mortgage-Backed Securities	16.7%
High Grade Corporates	9.3%
U.S. Treasury Securities	8.9%
Commercial Mortgage-Backed Securities	2.2%
U.S. Government Agencies	2.2%
Asset-Backed Securities	0.4%
Non-U.S. Government Bonds	0.4%
Municipal Bonds	0.3%
Emerging Markets Bonds	0.3%
High Yield Corporates	0.1%
Residential Mortgage-Backed Securities (o)	0.0%

(i)	For purposes of this presentation, the bond component includes accrued interest amounts and may be positively or negatively impacted by the equivalent exposure from any derivative holdings, if applicable.
(o)	Less than 0.1%.

Percentages are based on net assets as of 12/31/08, unless otherwise noted.

The portfolio is actively managed and current holdings may be different.

2

MANAGEMENT REVIEW

Summary of Results

For the twelve months ended December 31, 2008, Initial Class shares of the MFS Total Return Portfolio (the “fund”) provided a total return of –21.55%, while Service Class shares of the fund provided a total return of –21.74%. These compare with returns of –37.00% and 5.24% for the fund’s benchmarks, the Standard & Poor’s 500 Stock Index (S&P 500 Index) and the Barclays Capital U.S. Aggregate Bond Index, respectively.

Market Environment

The U.S. economy and financial markets experienced significant deterioration and extraordinary volatility over the reporting period. U.S. economic growth slowed significantly, despite the short-term bounce from the second quarter fiscal stimulus. Strong domestic headwinds included accelerated deterioration in the housing market, anemic corporate investment, a rapidly declining job market, and a much tighter credit environment. During the period, a seemingly continuous series of tumultuous financial events hammered markets, including: the distressed sale of failing Bear Stearns to JPMorgan, the conservatorship of Government Sponsored Enterprises (GSEs) Fannie Mae and Freddie Mac, the bankruptcy of investment bank Lehman Brothers, the Federal Reserve Bank’s complex intervention of insurance company American International Group (AIG), the nationalization of several large European banks, the failure of Washington Mutual, and the distressed sale of Wachovia. As a result of this barrage of turbulent news, global equity markets pushed significantly lower and credit markets witnessed the worst dislocation since the beginning of the credit crisis. Though conditions improved towards the end of the period, the state of financial and macroeconomic dislocation remained severe.

While reasonably resilient during the first half of the period, the global economy and financial system increasingly experienced considerable negative spillovers from the U.S. slowdown. Not only did Europe and Japan show obvious signs of economic softening, the more powerful engine of global growth – emerging markets – also displayed weakening dynamics.

During the reporting period, the U.S. Federal Reserve Board cut interest rates aggressively and introduced a multitude of new lending facilities to alleviate ever-tightening credit markets, while the U.S. federal government moved quickly to design and implement a meaningful fiscal stimulus package. Although several other global central banks also cut rates, the dilemma of rising energy and food prices heightened concerns among central bankers that inflationary expectations might become unhinged despite weaker growth. Only late in the reporting period did slowing global growth result in a very precipitous decline in commodity prices, which significantly eased inflation and inflationary expectations. As inflationary concerns diminished in the face of global deleveraging, and equity and credit markets deteriorated more sharply, a coordinated rate cut marked the beginning of much more aggressive easing by the major global central banks.

Detractors from Performance

Within the equity portion of the fund, a combination of an underweighted position and stock selection in the health care sector hurt performance relative to the S&P 500 Index. The fund’s underweighted position in pharmaceutical company Pfizer held back relative returns as the company’s stock outperformed the benchmark.

Stock selection in the leisure sector also had a negative impact on relative results. The fund’s positioning in hospitality company Wyndham Worldwide (g) and ownership of cruise line operator Royal Caribbean Cruises (aa) dampened relative returns. Shares of Royal Caribbean suffered during the first part of the reporting period due to high fuel costs and more recently due to weak consumer spending. Not owning fast food company McDonald’s also hurt as the company’s stock significantly outperformed the benchmark.

Stocks in other sectors that were among the fund’s top relative detractors included insurance company Genworth Financial and electronics services provider Flextronics (aa)(g) (Singapore). Our ownership of investment banking firm Bear Stearns, which was eventually acquired by JPMorgan Chase, and not owning financial services company Wells Fargo during a time when its stock outperformed the benchmark, also had a negative impact on performance. Not holding alcoholic beverage company Anheuser Busch and the fund’s underweighted positions in discount retailer Wal-Mart Stores hindered relative returns as both companies turned in positive returns over the period.

During the reporting period, currency exposure in the equity portion of the fund was a detractor from relative performance. All of MFS’ investment decisions are driven by the fundamentals of each individual opportunity and, as such, it is common for our portfolios to have different currency exposure than the benchmark.

Within the fixed income portion of the fund, a greater exposure to bonds in the financial sector and commercial mortgage-backed securities (CMBS) held back performance relative to the Barclays Capital U.S. Aggregate Bond Index as these securities suffered amid the global credit crisis. The fund’s yield curve (y) positioning was another negative factor. A greater exposure to “BBB” (s) rated securities also detracted from performance as credit spreads between higher quality and lower quality issues widened over the reporting period.

3

Management Review – continued

Contributors to Performance

Within the equity portion of the fund, a combination of an underweighted position and stock selection in the technology sector was the primary contributor to relative performance. Not owning poor-performing computer and electronics maker Apple boosted relative results.

Stock selection in the industrial goods and services sector also bolstered relative returns. Underweighting poor-performing industrial conglomerate General Electric positively impacted results. The fund’s overweighted position in defense contractor Lockheed Martin further strengthened relative performance as the company provided greater returns than the benchmark.

Elsewhere, the fund’s positioning in insurance company American International Group (AIG) (g) and diversified financial services company Citigroup (g) aided results as we sold out of both stocks prior to significant declines in their respective prices. Tobacco company Philip Morris International, insurance company MetLife, integrated oil company TOTAL (aa) (France), and pharmaceutical company Wyeth were among the fund’s top relative contributors. Shares of Wyeth turned in stronger returns than the overall benchmark, in part, due to the continued solid performance of the company’s major products. Not owning oil field services company Schlumberger also had a positive impact on relative performance.

Within the fixed income portion of the fund, a greater exposure to U.S. Treasury securities aided returns relative to the benchmark. During the reporting period, the fund’s return from yield, which was greater than that of the benchmark, was a key contributor to performance. The fund’s greater exposure to mortgage-backed securities also had a positive impact on relative performance.

Respectfully,

Nevin Chitkara	William Douglas	Steven Gorham	Richard Hawkins
Portfolio Manager	Portfolio Manager	Portfolio Manager	Portfolio Manager

Joshua Marston	Michael Roberge	Brooks Taylor
Portfolio Manager	Portfolio Manager	Portfolio Manager

Note to Shareholders: Effective November 20, 2008, Joshua Marston became a co-manager of the fund.

(aa)	Security is not a benchmark constituent.

(g)	Security was not held in the portfolio at period end.

(s)	Bonds rated “BBB”, “Baa”, or higher are considered investment grade; bonds rated “BB”, “Ba”, or below are considered non-investment grade. The primary source for bond quality ratings is Moody’s Investors Service. If not available, ratings by Standard & Poor’s are used, else ratings by Fitch, Inc. For securities which are not rated by any of the three agencies, the security is considered not rated.

(y)	A yield curve graphically depicts the yields of different maturity bonds of the same credit quality and type; a normal yield curve is upward sloping, with short-term rates lower than long-term rates.

The views expressed in this report are those of the portfolio managers only through the end of the period of the report as stated on the cover and do not necessarily reflect the views of MFS or any other person in the MFS organization. These views are subject to change at any time based on market or other conditions, and MFS disclaims any responsibility to update such views. These views may not be relied upon as investment advice or an indication of trading intent on behalf of any MFS portfolio. References to specific securities are not recommendations of such securities, and may not be representative of any MFS portfolio’s current or future investments.

4

PERFORMANCE SUMMARY THROUGH 12/31/08

The following chart illustrates the historical performance of the fund in comparison to its benchmark(s). Benchmark comparisons are unmanaged; do not reflect any fees or expenses; and cannot be invested in directly. The performance of other share classes will be greater than or less than that of the class depicted below. (See Notes to Performance Summary.)

Performance data shown represents past performance and is no guarantee of future results. Investment return and principal value fluctuate so your units, when sold, may be worth more or less than the original cost; current performance may be lower or higher than quoted. The performance shown does not reflect the deduction of taxes, if any, that a contract holder would pay on fund distributions or the redemption of contract units. The returns for the fund shown also do not reflect the deduction of expenses associated with variable products, such as mortality and expense risk charges, separate account charges, and sales charges imposed by the insurance company separate accounts. Such expenses would reduce the overall returns shown.

Growth of a hypothetical $10,000 investment

Total rates of return through 12/31/08

Average Annual Total Returns

Share class	Class inception date	1-yr	5-yr	10-yr
Initial Class	5/11/88	(21.55)%	1.07%	3.47%
Service Class	8/24/01	(21.74)%	0.82%	3.28%

Comparative Benchmarks

Standard & Poor’s 500 Stock Index (f)	(37.00)%	(2.19)%	(1.38)%
Barclays Capital U.S. Aggregate Bond Index (f)	5.24%	4.65%	5.63%

(f)	Source: FactSet Research Systems Inc.

Benchmark Definitions

Barclays Capital U.S. Aggregate Bond Index (formerly known as Lehman Brothers U.S. Aggregate Bond Index) – a market capitalization-weighted index that measures the performance of the U.S. investment-grade, fixed rate bond market, with index components for government and corporate securities, mortgage pass-through securities, and asset-backed securities with at least one year to final maturity.

Standard & Poor’s 500 Stock Index – a market capitalization-weighted index of 500 widely held equity securities, designed to measure broad U.S. equity performance.

It is not possible to invest directly in an index.

Notes to Performance Summary

Performance for the Service Class includes the performance of the fund’s Initial Class for periods prior to their offering. Because Service Class expenses are higher than those of Initial Class, performance shown for Service Class is higher than it would have been had it been offered for the entire period. Performance has not been adjusted to take into account differences in class specific operating expenses (such as Rule 12b-1 fees). Please see the prospectus for additional information about performance and expenses.

5

Performance Summary – continued

Performance results reflect any applicable expense subsidies and waivers in effect during the periods shown. Without such subsidies and waivers the fund’s performance results would be less favorable. Please see the prospectus for complete details. All results are historical and assume the reinvestment of any dividends and capital gains distributions.

From time to time the fund may receive proceeds from litigation settlements, without which performance would be lower.

6

EXPENSE TABLE

Fund Expenses Borne by the Contract Holders During the Period,

July 1, 2008 through December 31, 2008

As a contract holder of the fund, you incur ongoing costs, including management fees; distribution (12b-1) fees; and other fund expenses. This example is intended to help you understand your ongoing costs (in dollars) of investing in the fund and to compare these costs with the ongoing costs of investing in other mutual funds.

The example is based on an investment of $1,000 invested at the beginning of the period and held for the entire period July 1, 2008 through December 31, 2008.

Actual Expenses

The first line for each share class in the following table provides information about actual account values and actual expenses. You may use the information in this line, together with the amount you invested, to estimate the expenses that you paid over the period. Simply divide your account value by $1,000 (for example, an $8,600 account value divided by $1,000 = 8.6), then multiply the result by the number in the first line under the heading entitled “Expenses Paid During Period” to estimate the expenses you paid on your account during this period.

Hypothetical Example for Comparison Purposes

The second line for each share class in the following table provides information about hypothetical account values and hypothetical expenses based on the fund’s actual expense ratio and an assumed rate of return of 5% per year before expenses, which is not the fund’s actual return. The hypothetical account values and expenses may not be used to estimate the actual ending account balance or expenses you paid for the period. You may use this information to compare the ongoing costs of investing in the fund and other funds. To do so, compare this 5% hypothetical example with the 5% hypothetical examples that appear in the shareholder reports of the other funds.

Please note that the expenses shown in the table are meant to highlight the fund’s ongoing costs only and do not take into account the fees and expenses imposed under the variable contracts through which your investment in the fund is made. Therefore, the second line for each share class in the table is useful in comparing ongoing costs associated with an investment in vehicles (such as the fund) which fund benefits under variable annuity and variable life insurance contracts and to qualified pension and retirement plans only, and will not help you determine the relative total costs of investing in the fund through variable annuity and variable life insurance contracts. If the fees and expenses imposed under the variable contracts were included, your costs would have been higher.

Share Class		Annualized Expense Ratio	Beginning Account Value 7/01/08	Ending Account Value 12/31/08	Expenses Paid During Period (p) 7/01/08-12/31/08
Initial Class	Actual	0.76%	$1,000.00	$841.24	$3.52
	Hypothetical (h)	0.76%	$1,000.00	$1,021.32	$3.86
Service Class	Actual	1.01%	$1,000.00	$840.49	$4.67
	Hypothetical (h)	1.01%	$1,000.00	$1,020.06	$5.13

(h)	5% class return per year before expenses.

(p)	Expenses paid is equal to each class’ annualized expense ratio, as shown above, multiplied by the average account value over the period, multiplied by the number of days in the period, divided by the number of days in the year.

7

PORTFOLIO OF INVESTMENTS – 12/31/08

The Portfolio of Investments is a complete list of all securities owned by your fund. It is categorized by broad-based asset classes.

Issuer	Shares/Par	Value ($)

COMMON STOCKS – 58.6%
Aerospace – 4.1%
Lockheed Martin Corp.	323,490	$27,199,038
Northrop Grumman Corp.	281,760	12,690,470
United Technologies Corp.	265,220	14,215,792

		$54,105,300

Alcoholic Beverages – 0.9%
Diageo PLC	558,632	$7,770,867
Heineken N.V.	53,470	1,642,790
Molson Coors Brewing Co.	44,040	2,154,437

		$11,568,094

Apparel Manufacturers – 0.7%
NIKE, Inc., “B”	189,060	$9,642,060

Automotive – 0.4%
Johnson Controls, Inc.	257,800	$4,681,648

Biotechnology – 0.2%
Genzyme Corp. (a)	44,300	$2,940,191

Broadcasting – 1.3%
Omnicom Group, Inc.	282,620	$7,608,130
Walt Disney Co.	349,070	7,920,398
WPP Group PLC	343,681	2,003,400

		$17,531,928

Brokerage & Asset Managers – 0.6%
Franklin Resources, Inc.	58,420	$3,726,028
Invesco Ltd.	89,870	1,297,723
Merrill Lynch & Co., Inc.	236,930	2,757,865

		$7,781,616

Business Services – 1.3%
Accenture Ltd.	217,690	$7,138,055
Automatic Data Processing, Inc.	101,260	3,983,568
Visa, Inc.	69,300	3,634,785
Western Union Co.	197,710	2,835,161

		$17,591,569

Cable TV – 0.2%
Time Warner Cable, Inc., “A” (a)	148,850	$3,192,833

Chemicals – 1.5%
3M Co.	141,430	$8,137,882
PPG Industries, Inc.	269,350	11,428,521

		$19,566,403

Computer Software – 1.4%
Oracle Corp. (a)	1,033,870	$18,330,515

Computer Software – Systems – 1.2%
Hewlett-Packard Co.	98,700	$3,581,823
International Business Machines Corp.	147,000	12,371,520

		$15,953,343

Construction – 0.3%
Sherwin-Williams Co.	64,190	$3,835,353

Issuer	Shares/Par	Value ($)

COMMON STOCKS – continued
Consumer Goods & Services – 0.9%
Clorox Co.	73,850	$4,103,106
Colgate-Palmolive Co.	30,290	2,076,077
Procter & Gamble Co.	96,701	5,978,056

		$12,157,239

Electrical Equipment – 1.1%
Danaher Corp.	116,290	$6,583,177
General Electric Co.	79,930	1,294,866
W.W. Grainger, Inc.	86,330	6,806,257

		$14,684,300

Electronics – 1.1%
Agilent Technologies, Inc. (a)	121,200	$1,894,356
Intel Corp.	840,060	12,315,280

		$14,209,636

Energy – Independent – 2.5%
Anadarko Petroleum Corp.	93,620	$3,609,051
Apache Corp.	178,560	13,308,077
Devon Energy Corp.	143,970	9,460,269
EOG Resources, Inc.	51,580	3,434,196
Occidental Petroleum Corp.	35,400	2,123,646
Ultra Petroleum Corp. (a)	25,820	891,048

		$32,826,287

Energy – Integrated – 6.3%
Chevron Corp.	189,337	$14,005,258
ConocoPhillips	63,900	3,310,020
Exxon Mobil Corp.	403,486	32,210,287
Hess Corp.	147,600	7,917,264
Marathon Oil Corp.	175,650	4,805,784
TOTAL S.A., ADR	360,060	19,911,318

		$82,159,931

Food & Beverages – 2.9%
Coca-Cola Co.	78,650	$3,560,486
General Mills, Inc.	34,260	2,081,295
Groupe Danone	36,775	2,219,554
J.M. Smucker Co.	65,131	2,824,080
Kellogg Co.	68,620	3,008,987
Nestle S.A.	337,270	13,292,679
Pepsi Bottling Group, Inc.	11,000	247,610
PepsiCo, Inc.	194,850	10,671,935

		$37,906,626

Food & Drug Stores – 1.5%
CVS Caremark Corp.	408,352	$11,736,036
Kroger Co.	187,580	4,953,988
Walgreen Co.	148,910	3,673,610

		$20,363,634

Gaming & Lodging – 0.2%
Royal Caribbean Cruises Ltd. (l)	203,160	$2,793,450

8

Portfolio of Investments – continued

Issuer	Shares/Par	Value ($)

COMMON STOCKS – continued
General Merchandise – 0.9%
Macy’s, Inc.	579,270	$5,995,445
Target Corp.	45,800	1,581,474
Wal-Mart Stores, Inc.	67,380	3,777,323

		$11,354,242

Health Maintenance Organizations – 0.5%
UnitedHealth Group, Inc.	86,750	$2,307,550
WellPoint, Inc. (a)	87,200	3,673,736

		$5,981,286

Insurance – 3.6%
Allstate Corp.	505,460	$16,558,870
Aon Corp.	32,220	1,471,810
Chubb Corp.	61,080	3,115,080
Genworth Financial, Inc.	178,110	504,051
MetLife, Inc.	584,760	20,384,734
Prudential Financial, Inc.	52,070	1,575,638
Travelers Cos., Inc.	94,750	4,282,700

		$47,892,883

Internet – 0.0%
Google, Inc., “A” (a)	1,750	$538,388

Leisure & Toys – 0.2%
Hasbro, Inc.	95,520	$2,786,318

Machinery & Tools – 0.5%
Eaton Corp.	124,120	$6,170,005

Major Banks – 6.5%
Bank of America Corp.	603,880	$8,502,630
Bank of New York Mellon Corp.	624,085	17,680,328
Goldman Sachs Group, Inc.	153,360	12,942,050
JPMorgan Chase & Co.	696,412	21,957,870
PNC Financial Services Group, Inc.	160,450	7,862,050
State Street Corp.	234,670	9,229,571
SunTrust Banks, Inc.	27,540	813,532
Wells Fargo & Co.	221,340	6,525,103

		$85,513,134

Medical Equipment – 0.4%
Waters Corp. (a)	75,900	$2,781,735
Zimmer Holdings, Inc. (a)	54,680	2,210,166

		$4,991,901

Natural Gas – Distribution – 0.2%
Sempra Energy	76,290	$3,252,243

Natural Gas – Pipeline – 0.2%
Williams Cos., Inc.	195,900	$2,836,632

Network & Telecom – 0.2%
Nokia Corp., ADR	136,570	$2,130,492

Oil Services – 0.3%
Halliburton Co.	54,500	$990,810
National Oilwell Varco, Inc. (a)	73,030	1,784,853
Noble Corp.	44,440	981,680

		$3,757,343

Issuer	Shares/Par	Value ($)

COMMON STOCKS – continued
Other Banks & Diversified Financials – 0.1%
New York Community Bancorp, Inc.	71,570	$855,977

Pharmaceuticals – 4.1%
Abbott Laboratories	46,490	$2,481,171
GlaxoSmithKline PLC	106,860	1,983,792
Johnson & Johnson	229,260	13,716,626
Merck & Co., Inc.	488,450	14,848,880
Merck KGaA	27,260	2,478,412
Pfizer, Inc.	55,340	980,071
Roche Holding AG	10,690	1,645,551
Wyeth	415,520	15,586,155

		$53,720,658

Railroad & Shipping – 0.1%
Burlington Northern Santa Fe Corp.	9,090	$688,204

Specialty Chemicals – 0.4%
Air Products & Chemicals, Inc.	111,170	$5,588,516

Specialty Stores – 0.4%
O’Reilly Automotive, Inc. (a)	27,000	$829,980
Staples, Inc.	241,960	4,335,923

		$5,165,903

Telecommunications – Wireless – 0.7%
America Movil S.A.B. de C.V., “L”, ADR	10,410	$322,606
Rogers Communications, Inc., “B”	134,770	3,994,519
Vodafone Group PLC	2,524,410	5,081,924

		$9,399,049

Telephone Services – 2.7%
AT&T, Inc.	949,296	$27,054,936
Embarq Corp.	185,129	6,657,239
Verizon Communications, Inc.	49,150	1,666,185

		$35,378,360

Tobacco – 2.3%
Altria Group, Inc.	90,440	$1,362,026
Lorillard, Inc.	83,950	4,730,583
Philip Morris International, Inc.	554,580	24,129,776

		$30,222,385

Trucking – 0.1%
United Parcel Service, Inc., “B”	35,610	$1,964,248

Utilities – Electric Power – 3.6%
Allegheny Energy, Inc.	80,460	$2,724,376
American Electric Power Co., Inc.	101,600	3,381,248
CMS Energy Corp.	78,270	791,310
Dominion Resources, Inc.	160,048	5,736,120
Entergy Corp.	41,430	3,444,076
FPL Group, Inc.	183,080	9,214,416
NRG Energy, Inc. (a)	155,410	3,625,715
PG&E Corp.	136,970	5,302,109
PPL Corp.	188,210	5,776,165
Public Service Enterprise Group, Inc.	227,610	6,639,384

		$46,634,919

Total Common Stocks (Identified Cost, $869,688,456)		$770,645,042

9

Portfolio of Investments – continued

Issuer	Shares/Par	Value ($)

BONDS – 40.4%
Agency – Other – 0.1%
Financing Corp., 9.65%, 2018	$490,000	$759,753

Asset Backed & Securitized – 2.6%
Banc of America Commercial Mortgage, Inc., 5.744%, 2017	$800,000	$576,430
Bayview Financial Revolving Mortgage Loan Trust, FRN, 1.271%, 2040 (z)	1,850,000	1,147,000
BlackRock Capital Finance LP, 7.75%, 2026 (n)	159,615	25,538
Chase Commercial Mortgage Securities Corp., 7.543%, 2032	33,641	33,546
Citigroup Commercial Mortgage Trust, FRN, 5.7%, 2017	4,050,000	3,052,813
Citigroup/Deutsche Bank Commercial Mortgage Trust, 5.322%, 2049	1,360,000	949,411
Countrywide Asset-Backed Certificates, FRN, 4.575%, 2035	10,108	9,778
Countrywide Asset-Backed Certificates, FRN, 4.823%, 2035	214,637	207,729
Countrywide Asset-Backed Certificates, FRN, 5.689%, 2046	1,120,000	631,221
Credit Suisse Commercial Mortgage Trust, 5.509%, 2039	1,449,204	705,495
Credit Suisse Mortgage Capital Certificate, FRN, 5.695%, 2017	1,881,580	1,244,536
GE Commercial Mortgage Corp., FRN, 5.338%, 2044	1,330,000	673,851
GMAC Mortgage Corp. Loan Trust, FRN, 5.805%, 2036	1,316,000	452,372
Greenwich Capital Commercial Funding Corp., 4.305%, 2042	1,644,016	1,555,672
Greenwich Capital Commercial Funding Corp., FRN, 5.317%, 2036	625,465	520,351
JPMorgan Chase Commercial Mortgage Securities Corp, 6.007%, 2049	1,300,000	918,094
JPMorgan Chase Commercial Mortgage Securities Corp., 4.78%, 2042	1,620,000	908,982
JPMorgan Chase Commercial Mortgage Securities Corp., 5.552%, 2045	1,012,000	781,345
JPMorgan Chase Commercial Mortgage Securities Corp., FRN, 5.208%, 2041	1,985,000	1,675,974
JPMorgan Chase Commercial Mortgage Securities Corp., FRN, 5.475%, 2043	2,420,000	1,882,218
JPMorgan Chase Commercial Mortgage Securities Corp., FRN, 5.875%, 2045	2,420,000	1,930,571
Merrill Lynch Mortgage Trust, FRN, 5.828%, 2050	999,000	175,163
Merrill Lynch/Countrywide Commercial Mortgage Trust, FRN, 5.473%, 2039	1,140,000	585,355
Merrill Lynch/Countrywide Commercial Mortgage Trust, FRN, 5.749%, 2050	1,881,580	1,335,794
Morgan Stanley Capital I, Inc., FRN, 0.814%, 2030 (i)(n)	12,047,608	202,522
Multi-Family Capital Access One, Inc., 6.65%, 2024	159,126	158,900
Nomura Asset Securities Corp., FRN, 9.768%, 2027 (z)	2,405,886	2,543,792

Issuer	Shares/Par	Value ($)

BONDS – continued
Asset Backed & Securitized – continued
Residential Asset Mortgage Products, Inc., FRN, 4.97%, 2034	$931,000	$670,344
Residential Funding Mortgage Securities, Inc., FRN, 5.32%, 2035	1,405,000	474,851
Spirit Master Funding LLC, 5.05%, 2023 (z)	1,515,708	1,241,952
Structured Asset Securities Corp., FRN, 4.67%, 2035	1,564,983	1,245,542
Wachovia Bank Commercial Mortgage Trust, 4.75%, 2044	2,500,000	1,468,474
Wachovia Bank Commercial Mortgage Trust, 5.902%, 2017	1,300,000	939,478
Wachovia Bank Commercial Mortgage Trust, FRN, 4.847%, 2041	2,000,000	1,606,350
Wachovia Bank Commercial Mortgage Trust, FRN, 5.956%, 2045	1,660,000	861,005
Wachovia Bank Commercial Mortgage Trust, FRN, 5.795%, 2045	766,291	386,482

		$33,778,931

Broadcasting – 0.2%
CBS Corp., 6.625%, 2011	$1,595,000	$1,413,460
News America, Inc., 8.5%, 2025	1,154,000	1,135,689

		$2,549,149

Brokerage & Asset Managers – 0.2%
Lehman Brothers Holdings, Inc., 6.5%, 2017 (d)	$1,640,000	$164
Merrill Lynch & Co., Inc., 6.15%, 2013	1,220,000	1,208,885
Merrill Lynch & Co., Inc., 6.11%, 2037	1,440,000	1,294,452

		$2,503,501

Building – 0.1%
CRH America, Inc., 6.95%, 2012	$1,847,000	$1,486,639

Business Services – 0.1%
Xerox Corp., 5.5%, 2012	$920,000	$771,006

Cable TV – 0.2%
Cox Communications, Inc., 4.625%, 2013	$1,167,000	$1,011,403
Time Warner Entertainment Co. LP, 8.375%, 2033	1,330,000	1,342,142

		$2,353,545

Chemicals – 0.1%
PPG Industries, Inc., 5.75%, 2013	$923,000	$912,788

Conglomerates – 0.1%
Kennametal, Inc., 7.2%, 2012	$1,780,000	$1,729,371

Consumer Goods & Services – 0.3%
Fortune Brands, Inc., 5.125%, 2011	$1,671,000	$1,605,006
Western Union Co., 5.4%, 2011	2,300,000	2,210,712

		$3,815,718

Defense Electronics – 0.1%
BAE Systems Holdings, Inc., 5.2%, 2015 (n)	$753,000	$700,441

Electronics – 0.1%
Tyco Electronics Group S.A., 6.55%, 2017	$1,492,000	$1,253,880

10

Portfolio of Investments – continued

Issuer	Shares/Par	Value ($)

BONDS – continued
Emerging Market Quasi-Sovereign – 0.1%
Ras Laffan Liquefied Natural Gas Co. Ltd., 5.832%, 2016 (n)	$1,130,000	$841,229

Emerging Market Sovereign – 0.1%
State of Israel, 4.625%, 2013	$981,000	$1,028,197

Energy – Independent – 0.2%
Nexen, Inc., 5.875%, 2035	$358,000	$269,534
Ocean Energy, Inc., 7.25%, 2011	2,246,000	2,305,943

		$2,575,477

Energy – Integrated – 0.1%
Petro-Canada, 6.05%, 2018	$1,794,000	$1,478,563

Financial Institutions – 0.5%
American Express Co., 5.5%, 2016	$2,171,000	$1,992,025
Capital One Financial Corp., 6.15%, 2016	1,540,000	1,083,693
General Electric Capital Corp., 5.45%, 2013	179,000	180,282
HSBC Finance Corp., 5.25%, 2011	1,510,000	1,463,969
ORIX Corp., 5.48%, 2011	2,290,000	1,720,424

		$6,440,393

Food & Beverages – 0.5%
Diageo Finance B.V., 5.5%, 2013	$2,560,000	$2,545,234
Dr. Pepper Snapple Group, Inc., 6.12%, 2013 (n)	450,000	443,267
Dr. Pepper Snapple Group, Inc., 6.82%, 2018 (n)	571,000	563,207
Miller Brewing Co., 5.5%, 2013 (n)	2,985,000	2,783,169

		$6,334,877

Food & Drug Stores – 0.1%
CVS Caremark Corp., 6.125%, 2016	$1,140,000	$1,104,470

Gaming & Lodging – 0.1%
Marriott International, Inc., 6.375%, 2017	$1,360,000	$948,362
Wyndham Worldwide Corp., 6%, 2016	1,146,000	461,939

		$1,410,301

Insurance – 0.1%
American International Group, Inc., 8.25%, 2018 (z)	$670,000	$490,386
ING Groep N.V., 5.775% to 2015, FRN to 2049	1,405,000	601,750
Metropolitan Life Global Funding, 5.125%, 2013 (n)	590,000	549,738

		$1,641,874

Insurance – Property & Casualty – 0.3%
Allstate Corp., 6.125%, 2032	$1,617,000	$1,395,487
Chubb Corp., 6.375% to 2017, FRN to 2067	2,340,000	1,451,249
Fund American Cos., Inc., 5.875%, 2013	1,110,000	807,846
ZFS Finance USA Trust IV, 5.875% to 2012, FRN to 2032 (n)	500,000	174,690
ZFS Finance USA Trust V, 6.5% to 2017, FRN to 2037 (n)	2,080,000	852,800

		$4,682,072

Issuer	Shares/Par	Value ($)

BONDS – continued
International Market Quasi-Sovereign – 0.2%
Hydro-Quebec, 6.3%, 2011	$2,256,000	$2,395,615

International Market Sovereign – 0.2%
Province of Ontario, 5%, 2011	$2,280,000	$2,396,804

Machinery & Tools – 0.1%
Atlas Copco AB, 5.6%, 2017 (n)	$1,760,000	$1,653,351

Major Banks – 0.9%
Bank of America Corp., 5.49%, 2019	$729,000	$627,843
BNP Paribas, 7.195% to 2037, FRN to 2049 (n)	700,000	445,001
DBS Group Holdings Ltd., 7.657% to 2011, FRN to 2049 (n)	1,476,000	1,472,948
Goldman Sachs Group, Inc., 5.625%, 2017	1,598,000	1,372,805
Morgan Stanley, 6.75%, 2011	1,530,000	1,505,407
Morgan Stanley, 5.75%, 2016	1,145,000	962,113
MUFG Capital Finance 1 Ltd., 6.346% to 2016, FRN to 2049	1,638,000	1,141,232
Natixis S.A., 10% to 2018, FRN to 2049 (n)	1,900,000	1,011,972
PNC Funding Corp., 5.625%, 2017	1,180,000	1,146,096
Royal Bank of Scotland Group PLC, 6.99% to 2017, FRN to 2049 (n)	390,000	182,339
UniCredito Italiano Capital Trust II, 9.2% to 2010, FRN to 2049 (n)	1,509,000	577,316
UniCredito Luxembourg Finance S.A., 6%, 2017 (n)	1,610,000	1,342,442
Wachovia Corp., 5.25%, 2014	787,000	733,102

		$12,520,616

Medical & Health Technology & Services – 0.2%
Cardinal Health, Inc., 5.8%, 2016	$856,000	$774,404
HCA, Inc., 8.75%, 2010	135,000	129,600
Hospira, Inc., 5.55%, 2012	570,000	540,057
Hospira, Inc., 6.05%, 2017	2,020,000	1,640,680

		$3,084,741

Metals & Mining – 0.1%
ArcelorMittal, 6.125%, 2018	$1,820,000	$1,246,260

Mortgage Backed – 16.6%
Fannie Mae, 4.01%, 2013	$185,180	$183,041
Fannie Mae, 4.589%, 2014	1,077,410	1,087,102
Fannie Mae, 4.63%, 2014	462,769	467,158
Fannie Mae, 4.84%, 2014	784,051	799,427
Fannie Mae, 4.88%, 2014	313,858	319,913
Fannie Mae, 4.56%, 2015	307,444	308,522
Fannie Mae, 4.7%, 2015	662,471	669,184
Fannie Mae, 4.78%, 2015	439,329	444,933
Fannie Mae, 4.856%, 2015	314,112	316,854
Fannie Mae, 4.921%, 2015	2,741,945	2,802,309
Fannie Mae, 4.996%, 2015	137,807	141,312
Fannie Mae, 5.1%, 2015	750,000	726,907
Fannie Mae, 5.09%, 2016	460,000	471,853
Fannie Mae, 5.27%, 2016	545,000	564,551
Fannie Mae, 5.5%, 2016-2035	49,309,728	50,699,874
Fannie Mae, 5.05%, 2017	460,000	470,748

11

Portfolio of Investments – continued

Issuer	Shares/Par	Value ($)

BONDS – continued
Mortgage Backed – continued
Fannie Mae, 6%, 2017-2037	$31,976,933	$33,043,811
Fannie Mae, 4.5%, 2018-2035	7,524,522	7,694,423
Fannie Mae, 5%, 2018-2036	20,837,438	21,381,178
Fannie Mae, 5.37%, 2018	600,000	579,141
Fannie Mae, 7.5%, 2030-2031	268,008	283,884
Fannie Mae, 6.5%, 2031-2037	11,948,839	12,446,705
Freddie Mac, 6%, 2016-2037	16,578,364	17,124,084
Freddie Mac, 5%, 2017-2035	18,715,465	19,193,141
Freddie Mac, 4.5%, 2018-2035	8,195,178	8,413,148
Freddie Mac, 5.5%, 2019-2037	17,319,462	17,786,847
Freddie Mac, 6.5%, 2034-2037	4,539,366	4,722,462
Ginnie Mae, 4.5%, 2033-2034	1,384,420	1,400,953
Ginnie Mae, 5%, 2033-2034	1,462,404	1,504,389
Ginnie Mae, 5.5%, 2033-2035	6,244,864	6,453,363
Ginnie Mae, 6%, 2033-2038	5,369,084	5,550,754

		$218,051,971

Municipals – 0.3%
California Educational Facilities Authority Rev. (Stanford University), “T-1”, 5%, 2039	$765,000	$763,761
Massachusetts Bay Transportation Authority Sales Tax Rev., “A-1”, 5.25%, 2033	1,290,000	1,291,754
Massachusetts Health & Educational Facilities Authority Rev. (Boston College), 5.5%, 2030	795,000	791,979
Massachusetts Health & Educational Facilities Authority Rev. (Boston College), 5.5%, 2035	1,265,000	1,239,055

		$4,086,549

Natural Gas – Pipeline – 0.4%
CenterPoint Energy, Inc., 7.875%, 2013	$1,285,000	$1,190,288
Enterprise Products Operating LLC, 6.5%, 2019	966,000	812,712
Kinder Morgan Energy Partners LP, 6.75%, 2011	740,000	719,754
Kinder Morgan Energy Partners LP, 7.4%, 2031	804,000	689,334
Kinder Morgan Energy Partners LP, 7.75%, 2032	590,000	517,033
Spectra Energy Capital LLC, 8%, 2019	987,000	1,024,254

		$4,953,375

Network & Telecom – 0.7%
BellSouth Corp., 6.55%, 2034	$1,472,000	$1,492,607
Deutsche Telekom International Finance B.V., 5.75%, 2016	1,093,000	1,046,261
Telecom Italia Capital, 5.25%, 2013	752,000	573,400
Telefonica Europe B.V., 7.75%, 2010	750,000	761,522
TELUS Corp., 8%, 2011	2,058,000	2,046,862
Verizon New York, Inc., 6.875%, 2012	4,213,000	4,191,729

		$10,112,381

Issuer	Shares/Par	Value ($)

BONDS – continued
Oil Services – 0.1%
Weatherford International Ltd., 6.35%, 2017	$520,000	$443,787
Weatherford International Ltd., 6%, 2018	1,281,000	1,075,731

		$1,519,518

Oils – 0.1%
Valero Energy Corp., 6.875%, 2012	$1,193,000	$1,199,717

Other Banks & Diversified Financials – 0.4%
Nordea Bank AB, 5.424% to 2015, FRN to 2049 (n)	$599,000	$273,934
UBS Preferred Funding Trust V, 6.243% to 2016, FRN to 2049	2,370,000	1,294,314
UFJ Finance Aruba AEC, 6.75%, 2013	1,624,000	1,587,294
Woori Bank, 6.125% to 2011, FRN to 2016 (n)	2,715,000	1,953,714

		$5,109,256

Pharmaceuticals – 0.2%
Allergan, Inc., 5.75%, 2016	$1,720,000	$1,645,562
GlaxoSmithKline Capital, Inc., 4.85%, 2013	592,000	593,810

		$2,239,372

Pollution Control – 0.1%
Waste Management, Inc., 7.375%, 2010	$1,341,000	$1,358,953

Railroad & Shipping – 0.1%
CSX Corp., 6.75%, 2011	$72,000	$71,717
CSX Corp., 7.9%, 2017	1,350,000	1,389,473

		$1,461,190

Real Estate – 0.3%
Boston Properties, Inc., REIT, 5%, 2015	$369,000	$232,361
HRPT Properties Trust, REIT, 6.25%, 2016	1,945,000	1,035,996
ProLogis, REIT, 5.75%, 2016	1,992,000	993,438
Simon Property Group, Inc., REIT, 5.1%, 2015	1,070,000	655,937
Simon Property Group, Inc., REIT, 5.875%, 2017	1,131,000	755,298
Vornado Realty Trust, REIT, 4.75%, 2010	189,000	170,059

		$3,843,089

Retailers – 0.3%
Home Depot, Inc., 5.875%, 2036	$550,000	$431,256
Limited Brands, Inc., 5.25%, 2014	1,123,000	647,826
Macy’s Retail Holdings, Inc., 5.35%, 2012	540,000	401,097
Wal-Mart Stores, Inc., 5.25%, 2035	2,241,000	2,231,279

		$3,711,458

Telecommunications – Wireless – 0.2%
Cingular Wireless LLC, 6.5%, 2011	$693,000	$695,769
Rogers Communications, Inc., 6.8%, 2018	1,554,000	1,570,210

		$2,265,979

Tobacco – 0.3%
Altria Group, Inc., 9.7%, 2018	$1,790,000	$1,934,686
Philip Morris International, Inc., 4.875%, 2013	2,350,000	2,356,726

		$4,291,412

12

Portfolio of Investments – continued

Issuer	Shares/Par	Value ($)

BONDS – continued
U.S. Government Agencies – 2.1%
Fannie Mae, 6.625%, 2009-2010	$9,527,000	$10,185,788
Fannie Mae, 6%, 2011	1,539,000	1,701,031
Freddie Mac, 5.5%, 2017	8,500,000	10,024,195
Small Business Administration, 4.77%, 2024	738,422	744,321
Small Business Administration, 4.99%, 2024	1,097,874	1,117,846
Small Business Administration, 5.18%, 2024	1,204,639	1,237,271
Small Business Administration, 5.11%, 2025	2,478,115	2,533,200

		$27,543,652

U.S. Treasury Obligations – 8.8%
U.S. Treasury Bonds, 2.375%, 2010	$40,351,000	$41,575,734
U.S. Treasury Bonds, 2%, 2013	2,348,000	2,408,902
U.S. Treasury Bonds, 4.75%, 2017	2,210,000	2,642,331
U.S. Treasury Bonds, 8%, 2021	320,000	485,200
U.S. Treasury Bonds, 6%, 2026	4,359,000	6,083,529
U.S. Treasury Bonds, 6.75%, 2026	2,451,000	3,696,797
U.S. Treasury Bonds, 5.375%, 2031	6,224,000	8,552,162
U.S. Treasury Bonds, 5%, 2037	4,690,000	6,795,369
U.S. Treasury Notes, 1.5%, 2010	539,000	547,043
U.S. Treasury Notes, 5.125%, 2011	1,775,000	1,964,565
U.S. Treasury Notes, 4.5%, 2012	1,924,000	2,130,830
U.S. Treasury Notes, 4.625%, 2012	1,800,000	2,017,829
U.S. Treasury Notes, 4.125%, 2012	8,753,000	9,680,275
U.S. Treasury Notes, 3.875%, 2013	6,631,000	7,387,345
U.S. Treasury Notes, 3.125%, 2013	5,700,000	6,150,209
U.S. Treasury Notes, 4.125%, 2015	4,512,000	5,174,700
U.S. Treasury Notes, 4.5%, 2015	868,000	1,029,394
U.S. Treasury Notes, 5.125%, 2016	488,000	590,899
U.S. Treasury Notes, 3.75%, 2018	6,272,000	7,100,092

		$116,013,205

Issuer	Shares/Par	Value ($)

BONDS – continued
Utilities – Electric Power – 1.4%
Bruce Mansfield Unit, 6.85%, 2034	$2,580,000	$2,199,652
EDP Finance B.V., 6%, 2018 (n)	1,139,000	945,536
Enel Finance International S.A., 6.25%, 2017 (n)	1,595,000	1,346,909
Exelon Generation Co. LLC, 6.95%, 2011	2,652,000	2,574,294
Exelon Generation Co. LLC, 6.2%, 2017	930,000	799,811
FirstEnergy Corp., 6.45%, 2011	2,246,000	2,123,045
MidAmerican Energy Holdings Co., 5.875%, 2012	535,000	533,669
MidAmerican Funding LLC, 6.927%, 2029	2,762,000	2,523,822
Oncor Electric Delivery Co., 7%, 2022	1,582,000	1,478,233
PSEG Power LLC, 6.95%, 2012	1,177,000	1,161,311
PSEG Power LLC, 5.5%, 2015	911,000	814,133
System Energy Resources, Inc., 5.129%, 2014 (z)	716,972	680,822
Waterford 3 Funding Corp., 8.09%, 2017	1,948,203	1,929,578

		$19,110,815

Total Bonds (Identified Cost, $554,613,921)		$530,321,454

MONEY MARKET FUNDS (v) – 0.5%
MFS Institutional Money Market Portfolio, 0.37%, at Cost and Net Asset Value	6,582,398	$6,582,398

COLLATERAL FOR SECURITIES LOANED – 0.1%
Navigator Securities Lending Prime Portfolio, at Cost and Net Asset Value	785,593	$785,593

Total Investments (Identified Cost, $1,431,670,368)		$1,308,334,487

OTHER ASSETS, LESS LIABILITIES – 0.4%		5,025,037

Net Assets – 100.0%		$1,313,359,524

13

Portfolio of Investments – continued

(a)	Non-income producing security.

(d)	Non-income producing security – in default.

(i)	Interest only security for which the fund receives interest on notional principal (Par amount). Par amount shown is the notional principal and does not reflect the cost of the security.

(l)	All or a portion of this security is on loan.

(n)	Securities exempt from registration under Rule 144A of the Securities Act of 1933. These securities may be sold in the ordinary course of business in transactions exempt from registration, normally to qualified institutional buyers. At period end, the aggregate value of these securities was $18,342,063, representing 1.4% of net assets.

(v)	Underlying fund that is available only to investment companies managed by MFS. The rate quoted is the annualized seven day yield of the fund at period end.

(z)	Restricted securities are not registered under the Securities Act of 1933 and are subject to legal restrictions on resale. These securities generally may be resold in transactions exempt from registration or to the public if the securities are subsequently registered. Disposal of these securities may involve time-consuming negotiations and prompt sale at an acceptable price may be difficult. The fund holds the following restricted securities:

Restricted Securities	Acquisition Date	Cost	Current Market Value
American International Group, Inc., 8.25%, 2018	8/18/08	$670,000	$490,386
Bayview Financial Revolving Mortgage Loan Trust, FRN, 1.271%, 2040	3/01/06	1,850,000	1,147,000
Nomura Asset Securities Corp., FRN, 9.768%, 2027	7/16/07	2,648,824	2,543,792
Spirit Master Funding LLC, 5.05%, 2023	10/04/05	1,496,170	1,241,952
System Energy Resources, Inc., 5.129%, 2014	4/16/04	716,972	680,822
Total Restricted Securities			$6,103,952
% of Net Assets			0.5%

The following abbreviations are used in this report and are defined:

ADR	American Depository Receipt

FRN	Floating Rate Note. Interest rate resets periodically and may not be the rate reported at period end.

REIT	Real Estate Investment Trust

See Notes to Financial Statements

14

FINANCIAL STATEMENTS  |  STATEMENT OF ASSETS AND LIABILITIES

This statement represents your fund’s balance sheet, which details the assets and liabilities comprising the total value of the fund.

At 12/31/08
Assets
Investments –
Non-affiliated issuers, at value (identified cost, $1,425,087,970)	$1,301,752,089
Underlying funds, at cost and value	6,582,398
Total investments, at value, including $785,593 of securities on loan (identified cost, $1,431,670,368)		$1,308,334,487
Receivable for investments sold	$1,747,458
Receivable for fund shares sold	393,513
Interest and dividends receivable	6,689,038
Other assets	61,688
Total assets		$1,317,226,184
Liabilities
Payable for investments purchased	$1,556,001
Payable for fund shares reacquired	1,197,801
Collateral for securities loaned, at value	785,593
Payable to affiliates
Management fee	47,748
Distribution fees	9,524
Administrative services fee	4,148
Payable for trustees’ compensation	650
Accrued expenses and other liabilities	265,195
Total liabilities		$3,866,660
Net assets		$1,313,359,524
Net assets consist of
Paid-in capital	$1,585,429,067
Unrealized appreciation (depreciation) on investments and translation of assets and liabilities in foreign currencies	(123,383,388)
Accumulated net realized gain (loss) on investments and foreign currency transactions	(197,381,914)
Undistributed net investment income	48,695,759
Net assets		$1,313,359,524
Shares of beneficial interest outstanding		95,466,921
Initial Class shares
Net assets	$604,842,585
Shares outstanding	43,739,541
Net asset value per share		$13.83
Service Class shares
Net assets	$708,516,939
Shares outstanding	51,727,380
Net asset value per share		$13.70

See Notes to Financial Statements

15

FINANCIAL STATEMENTS  |  STATEMENT OF OPERATIONS

This statement describes how much your fund earned in investment income and accrued in expenses. It also describes any gains and/or losses generated by fund operations.

Year ended 12/31/08
Net investment income
Income
Interest	$37,156,875
Dividends	24,700,823
Dividends from underlying funds	15,153
Foreign taxes withheld	(273,799)
Total investment income		$61,599,052
Expenses
Management fee	$11,056,996
Distribution fees	2,167,716
Administrative services fee	532,064
Trustees’ compensation	212,107
Custodian fee	256,209
Shareholder communications	133,687
Auditing fees	56,985
Legal fees	7,128
Miscellaneous	108,213
Total expenses		$14,531,105
Fees paid indirectly	(4,413)
Net expenses		$14,526,692
Net investment income		$47,072,360
Realized and unrealized gain (loss) on investments and foreign currency transactions
Realized gain (loss) (identified cost basis)
Investment transactions	$(163,485,424)
Foreign currency transactions	(6,495)
Net realized gain (loss) on investments and foreign currency transactions		$(163,491,919)
Change in unrealized appreciation (depreciation)
Investments	$(280,613,496)
Translation of assets and liabilities in foreign currencies	(47,456)
Net unrealized gain (loss) on investments and foreign currency translation		$(280,660,952)
Net realized and unrealized gain (loss) on investments and foreign currency		$(444,152,871)
Change in net assets from operations		$(397,080,511)

See Notes to Financial Statements

16

FINANCIAL STATEMENTS  |  STATEMENTS OF CHANGES IN NET ASSETS

These statements describe the increases and/or decreases in net assets resulting from operations, any distributions, and any shareholder transactions.

For years ended 12/31	2008	2007
Change in net assets
From operations
Net investment income	$47,072,360	$53,874,866
Net realized gain (loss) on investments and foreign currency transactions	(163,491,919)	107,152,964
Net unrealized gain (loss) on investments and foreign currency translation	(280,660,952)	(71,785,163)
Change in net assets from operations	$(397,080,511)	$89,242,667
Distributions declared to shareholders
From net investment income
Initial Class	$(28,220,546)	$(33,943,818)
Service Class	(27,580,497)	(25,872,154)
From net realized gain on investments
Initial Class	(59,583,022)	(45,756,108)
Service Class	(63,338,493)	(37,667,892)
Total distributions declared to shareholders	$(178,722,558)	$(143,239,972)
Change in net assets from fund share transactions	$(119,280,333)	$(51,310,929)
Total change in net assets	$(695,083,402)	$(105,308,234)
Net assets
At beginning of period	2,008,442,926	2,113,751,160
At end of period (including undistributed net investment income of $48,695,759 and $55,795,978, respectively)	$1,313,359,524	$2,008,442,926

See Notes to Financial Statements

17

FINANCIAL STATEMENTS  |  FINANCIAL HIGHLIGHTS

The financial highlights table is intended to help you understand the fund’s financial performance for the past 5 years. Certain information reflects financial results for a single fund share. The total returns in the table represent the rate by which an investor would have earned (or lost) on an investment in the fund share class (assuming reinvestment of all distributions) held for the entire period.

Initial Class	Years ended 12/31
	2008	2007	2006	2005	2004
Net asset value, beginning of period	$19.50	$20.02	$19.10	$19.55	$18.00
Income (loss) from investment operations
Net investment income (d)	$0.49	$0.53	$0.54	$0.48	$0.48
Net realized and unrealized gain (loss) on investments and foreign currency	(4.30)	0.36	1.69	0.07	1.53
Total from investment operations	$(3.81)	$0.89	$2.23	$0.55	$2.01
Less distributions declared to shareholders
From net investment income	$(0.60)	$(0.60)	$(0.54)	$(0.51)	$(0.46)
From net realized gain on investments	(1.26)	(0.81)	(0.77)	(0.49)	—
Total distributions declared to shareholders	$(1.86)	$(1.41)	$(1.31)	$(1.00)	$(0.46)
Net asset value, end of period	$13.83	$19.50	$20.02	$19.10	$19.55
Total return (%) (k)(s)	(21.55)	4.32	12.22	3.02	11.47 (b)
Ratios (%) (to average net assets) and Supplemental data:
Expenses (f)	0.74	0.70	0.71	0.71	0.70
Net investment income	2.93	2.67	2.81	2.52	2.60
Portfolio turnover	62	60	48	42	67
Net assets at end of period (000 Omitted)	$604,843	$1,013,465	$1,210,549	$1,370,782	$1,571,550

Service Class	Years ended 12/31
	2008	2007	2006	2005	2004
Net asset value, beginning of period	$19.33	$19.86	$18.97	$19.43	$17.92
Income (loss) from investment operations
Net investment income (d)	$0.44	$0.48	$0.49	$0.43	$0.43
Net realized and unrealized gain (loss) on investments and foreign currency	(4.26)	0.36	1.67	0.08	1.51
Total from investment operations	$(3.82)	$0.84	$2.16	$0.51	$1.94
Less distributions declared to shareholders
From net investment income	$(0.55)	$(0.56)	$(0.50)	$(0.48)	$(0.43)
From net realized gain on investments	(1.26)	(0.81)	(0.77)	(0.49)	—
Total distributions declared to shareholders	$(1.81)	$(1.37)	$(1.27)	$(0.97)	$(0.43)
Net asset value, end of period	$13.70	$19.33	$19.86	$18.97	$19.43
Total return (%) (k)(s)	(21.74)	4.07	11.91	2.81	11.14 (b)
Ratios (%) (to average net assets) and Supplemental data:
Expenses (f)	0.99	0.95	0.96	0.96	0.95
Net investment income	2.69	2.42	2.58	2.28	2.39
Portfolio turnover	62	60	48	42	67
Net assets at end of period (000 Omitted)	$708,517	$994,977	$903,202	$770,453	$548,069

(b)	The fund’s net asset value and total return calculation include a non-recurring accrual recorded as a result of an administrative proceeding regarding disclosure of brokerage allocation practices in connection with fund sales. The non-recurring accrual did not have a material impact on the net asset value per share based on the shares outstanding on the day the accrual was recorded.

(d)	Per share data are based on average shares outstanding.

(f)	Ratios do not reflect reductions from fees paid indirectly, if applicable.

(k)	The total return does not reflect expenses that apply to separate accounts. Inclusion of these charges would reduce the total return figures for all periods shown.

(s)	From time to time the fund may receive proceeds from litigation settlements, without which performance would be lower.

See Notes to Financial Statements

18

NOTES TO FINANCIAL STATEMENTS

(1)	Business and Organization

MFS Total Return Portfolio (the fund) is a series of MFS Variable Insurance Trust II (the trust). The trust is organized as a Massachusetts business trust and is registered under the Investment Company Act of 1940, as amended, as an open-end management investment company. The shares of the fund are sold to variable accounts established by insurance companies to fund benefits under variable contracts issued by such companies, and qualified retirement and pension plans.

(2)	Significant Accounting Policies

General – The preparation of financial statements in conformity with U.S. generally accepted accounting principles requires management to make estimates and assumptions that affect the reported amounts of assets and liabilities, and disclosure of contingent assets and liabilities at the date of the financial statements and the reported amounts of revenues and expenses during the reporting period. Actual results could differ from those estimates. The fund may invest a significant portion of its assets in mortgage-backed securities. The value of mortgage-backed securities may depend, in part, on the issuer’s or borrower’s credit quality or ability to pay principal and interest when due and may fall if an issuer or borrower defaults on its obligation to pay principal or interest or if the instrument’s credit rating is downgraded by a credit rating agency. U.S. Government securities not supported as to the payment of principal or interest by the U.S. Treasury, such as those issued by Fannie Mae, Freddie Mac, and the Federal Home Loan Banks, are subject to greater credit risk than are U.S. Government securities supported by the U.S. Treasury, such as those issued by Ginnie Mae. The fund can invest in foreign securities, including securities of emerging market issuers. Investments in foreign securities are vulnerable to the effects of changes in the relative values of the local currency and the U.S. dollar and to the effects of changes in each country’s legal, political, and economic environment. The markets of emerging markets countries are generally more volatile than the markets of developed countries with more mature economies. All of the risks of investing in foreign securities previously described are heightened when investing in emerging markets countries.

In March 2008, FASB Statement No. 161, Disclosures about Derivative Instruments and Hedging Activities (the “Standard”) was issued, and is effective for financial statements issued for fiscal years and interim periods beginning after November 15, 2008. This Standard provides enhanced disclosures about the fund’s use of and accounting for derivative instruments and the effect of derivative instruments on the fund’s results of operations and financial position. Management is evaluating the application of the Standard to the fund, and has not at this time determined the impact, if any, resulting from the adoption of this Standard on the fund’s financial statements.

FASB Staff Position (FSP) 133-1 was implemented during the period. FSP 133-1 amends FAS 133 to require sellers of credit derivatives to make disclosures that will enable financial statement users to assess the potential effects of those credit derivatives on an entity’s financial position, financial performance and cash flows. There was no impact from implementing FSP 133-1 as the fund did not hold any of these credit derivatives at period end.

Investment Valuations – Equity securities, including restricted equity securities, are generally valued at the last sale or official closing price as reported by a third party pricing service on the market or exchange on which they are primarily traded. For securities for which there were no sales reported that day, equity securities are generally valued at the last quoted daily bid quotation as reported by a third party pricing service on the market or exchange on which they are primarily traded. For securities held short for which there were no sales reported for the day, the position is generally valued at the last quoted daily ask quotation as reported by a third party pricing service on the market or exchange on which such securities are primarily traded. Debt instruments and floating rate loans (other than short-term instruments), including restricted debt instruments, are generally valued at an evaluated or composite bid as reported by a third party pricing service. Open-end investment companies are generally valued at net asset value per share. Securities and other assets generally valued on the basis of information from a third party pricing service may also be valued at a broker-dealer bid quotation. Values obtained from pricing services can utilize both dealer-supplied valuations and electronic data processing techniques, which take into account factors such as institutional-size trading in similar groups of securities, yield, quality, coupon rate, maturity, type of issue, trading characteristics, and other market data. The values of foreign securities and other assets and liabilities expressed in foreign currencies are converted to U.S. dollars using the mean of bid and asked prices for rates reported by a third party pricing service.

The Board of Trustees has delegated primary responsibility for determining or causing to be determined the value of the fund’s investments (including any fair valuation) to the adviser pursuant to valuation policies and procedures approved by the Board. If the adviser determines that reliable market quotations are not readily available, investments are valued at fair value as determined in good faith by the adviser in accordance with such procedures under the oversight of the Board of Trustees. Under the fund’s valuation policies and procedures, market quotations are not considered to be readily available for most types of debt instruments and floating rate loans and many types of derivatives. These investments are generally valued at fair value based on information from third party pricing services. In addition, investments may be valued at fair value if the adviser determines that an investment’s value has been materially affected by events occurring after the close of the exchange or

19

Notes to Financial Statements – continued

market on which the investment is principally traded (such as foreign exchange or market) and prior to the determination of the fund’s net asset value, or after the halting of trading of a specific security where trading does not resume prior to the close of the exchange or market on which the security is principally traded. Events that occur on a frequent basis after foreign markets close (such as developments in foreign markets and significant movements in the U.S. markets) and prior to the determination of the fund’s net asset value may be deemed to have a material affect on the value of securities traded in foreign markets. Accordingly, the fund’s foreign equity securities may often be valued at fair value. The adviser may rely on third party pricing services or other information (such as the correlation with price movements of similar securities in the same or other markets; the type, cost and investment characteristics of the security; the business and financial condition of the issuer; and trading and other market data) to assist in determining whether to fair value and at what value to fair value an investment. The value of an investment for purposes of calculating the fund’s net asset value can differ depending on the source and method used to determine value. When fair valuation is used, the value of investments used to determine the fund’s net asset value may differ from quoted or published prices for the same investments.

The fund adopted FASB Statement No. 157, Fair Value Measurements (the “Statement”). This Statement provides a single definition of fair value, a hierarchy for measuring fair value and expanded disclosures about fair value measurements.

Various inputs are used in determining the value of the fund’s assets or liabilities carried at market value. These inputs are categorized into three broad levels. Level 1 includes quoted prices in active markets for identical assets or liabilities. Level 2 includes other significant observable market-based inputs (including quoted prices for similar securities, interest rates, prepayment speed, and credit risk). Level 3 includes unobservable inputs, which may include the adviser’s own assumptions in determining the fair value of investments. Other financial instruments are derivative instruments not reflected in total investments, such as futures, forwards, swap contracts and written options. The following is a summary of the levels used as of December 31, 2008 in valuing the fund’s assets or liabilities carried at market value:

	Level 1	Level 2	Level 3	Total
Investments in Securities	$739,894,063	$568,440,424	$—	$1,308,334,487
Other Financial Instruments	$—	$—	$—	$—

Repurchase Agreements – The fund may enter into repurchase agreements with approved counterparties. Each repurchase agreement is recorded at cost. The fund requires that the securities collateral in a repurchase transaction be transferred to a custodian. The fund monitors, on a daily basis, the value of the collateral to ensure that its value, including accrued interest, is greater than amounts owed to the fund under each such repurchase agreement. The fund and other funds managed by Massachusetts Financial Services Company (MFS), may utilize a joint trading account for the purpose of entering into one or more repurchase agreements.

Foreign Currency Translation – Purchases and sales of foreign investments, income, and expenses are converted into U.S. dollars based upon currency exchange rates prevailing on the respective dates of such transactions or on the reporting date for foreign denominated receivables and payables. Gains and losses attributable to foreign currency exchange rates on sales of securities are recorded for financial statement purposes as net realized gains and losses on investments. Gains and losses attributable to foreign exchange rate movements on receivables, payables, income and expenses are recorded for financial statement purposes as foreign currency transaction gains and losses. That portion of both realized and unrealized gains and losses on investments that results from fluctuations in foreign currency exchange rates is not separately disclosed.

Security Loans – State Street Bank and Trust Company (“State Street”), as lending agent, may loan the securities of the fund to certain qualified institutions (the “Borrowers”) approved by the fund. The loans are collateralized by cash and/or U.S. Treasury and federal agency obligations in an amount typically at least equal to the market value of the securities loaned. State Street provides the fund with indemnification against Borrower default. The fund bears the risk of loss with respect to the investment of cash collateral. On loans collateralized by cash, the cash collateral is invested in a money market fund or short-term securities. A portion of the income generated upon investment of the collateral is remitted to the Borrowers, and the remainder is allocated between the fund and the lending agent. On loans collateralized by U.S. Treasury and/or federal agency obligations, a fee is received from the Borrower, and is allocated between the fund and the lending agent. Income from securities lending is included in interest income on the Statement of Operations. The dividend and interest income earned on the securities loaned is accounted for in the same manner as other dividend and interest income.

Indemnifications – Under the fund’s organizational documents, its officers and trustees may be indemnified against certain liabilities and expenses arising out of the performance of their duties to the fund. Additionally, in the normal course of business, the fund enters into agreements with service providers that may contain indemnification clauses. The fund’s maximum exposure under these agreements is unknown as this would involve future claims that may be made against the fund that have not yet occurred.

Investment Transactions and Income – Investment transactions are recorded on the trade date. Interest income is recorded on the accrual basis. All premium and discount is amortized or accreted for financial statement purposes in accordance with

20

Notes to Financial Statements – continued

U.S. generally accepted accounting principles. Dividends received in cash are recorded on the ex-dividend date. Certain dividends from foreign securities will be recorded when the fund is informed of the dividend if such information is obtained subsequent to the ex-dividend date. Dividend and interest payments received in additional securities are recorded on the ex-dividend or ex-interest date in an amount equal to the value of the security on such date. The fund may receive proceeds from litigation settlements. Any proceeds received from litigation involving portfolio holdings are reflected in the Statement of Operations in realized gain/loss if the security has been disposed of by the fund or in unrealized gain/loss if the security is still held by the fund. Any other proceeds from litigation not related to portfolio holdings are reflected as other income in the Statement of Operations.

Fees Paid Indirectly – The fund’s custody fee may be reduced according to an arrangement that measures the value of cash deposited with the custodian by the fund. This amount, for the year ended December 31, 2008, is shown as a reduction of total expenses on the Statement of Operations.

Tax Matters and Distributions – The fund intends to qualify as a regulated investment company, as defined under Subchapter M of the Internal Revenue Code, and to distribute all of its taxable income, including realized capital gains. As a result, no provision for federal income tax is required. Each of the fund’s federal tax returns for the prior three fiscal years remains subject to examination by the Internal Revenue Service. Foreign taxes, if any, have been accrued by the fund in the accompanying financial statements.

Distributions to shareholders are recorded on the ex-dividend date. Income and capital gain distributions are determined in accordance with income tax regulations, which may differ from U.S. generally accepted accounting principles. Certain capital accounts in the financial statements are periodically adjusted for permanent differences in order to reflect their tax character. These adjustments have no impact on net assets or net asset value per share. Temporary differences which arise from recognizing certain items of income, expense, gain or loss in different periods for financial statement and tax purposes will reverse at some time in the future. Distributions in excess of net investment income or net realized gains are temporary overdistributions for financial statement purposes resulting from differences in the recognition or classification of income or distributions for financial statement and tax purposes.

Book/tax differences primarily relate to amortization and accretion of debt securities and wash sale loss deferrals.

The tax character of distributions declared to shareholders for the last two fiscal years is as follows:

	12/31/08	12/31/07
Ordinary income (including any short-term capital gains)	$73,730,438	$67,080,618
Long-term capital gain	104,992,120	76,159,354
Total distributions	$178,722,558	$143,239,972

The federal tax cost and the tax basis components of distributable earnings were as follows:

As of 12/31/08
Cost of investments	$1,484,105,294
Gross appreciation	44,932,532
Gross depreciation	(220,703,339)
Net unrealized appreciation (depreciation)	$(175,770,807)
Undistributed ordinary income	48,695,759
Capital loss carryforwards	(144,206,635)
Other temporary differences	(787,860)

As of December 31, 2008 the fund had capital loss carryforwards available to offset future realized gains. Such losses expire as follows:

12/31/16	$(144,206,635)

Multiple Classes of Shares of Beneficial Interest – The fund offers multiple classes of shares, which differ in their respective distribution fees. The fund’s income, realized and unrealized gain (loss), and common expenses are allocated to shareholders based on the daily net assets of each class. Dividends are declared separately for each class. Differences in per share dividend rates are generally due to differences in separate class expenses.

21

Notes to Financial Statements – continued

(3)	Transactions with Affiliates

Investment Adviser – The fund has an investment advisory agreement with Massachusetts Financial Services Company (MFS) to provide overall investment management and related administrative services and facilities to the fund. The management fee is computed daily and paid monthly at the following annual rates:

First $300 million of average daily net assets	0.75%
Next $700 million of average daily net assets	0.675%
Average daily net assets in excess of $1 billion	0.60%

The management fee incurred for the year ended December 31, 2008 was equivalent to an annual effective rate of 0.66% of the fund’s average daily net assets.

The investment adviser has agreed in writing to pay a portion of the funds total annual operating expenses, exclusive of interest, taxes, brokerage commissions, and extraordinary expenses, such that total annual operating expenses of the fund do not exceed 1.25% of the fund’s average daily net assets. MFS’ agreement to limit the fund’s operating expense is contained in the investment advisory agreement between MFS and the fund and may not be rescinded without shareholder approval. In addition, the investment advisor has voluntarily agreed to pay a portion of the fund’s total operating expenses, exclusive of interest, taxes, brokerage commissions and extraordinary expenses, such that the total annual operating expenses do not exceed 1.00% of the fund’s average daily net assets attributable to Initial Class shares. This voluntary agreement may be changed or rescinded at any time by MFS. For the year ended December 31, 2008, the fund’s actual operating expenses did not exceed the limit and therefore, the investment advisor did not pay a portion of the fund’s expenses.

Distributor – MFS Fund Distributors, Inc. (MFD), a wholly-owned subsidiary of MFS, is the distributor of shares of the fund. The Trustees have adopted a distribution plan for the Service Class shares pursuant to Rule 12b-1 under the Investment Company Act of 1940.

The fund’s distribution plan provides that the fund will pay MFD distribution fees equal to 0.25% per annum of its average daily net assets attributable to Service Class shares as partial consideration for services performed and expenses incurred by MFD and financial intermediaries in connection with the sale and distribution of the fund’s Service Class shares and the sale and distribution of the variable annuity or variable life insurance contracts investing indirectly in Service Class shares. MFD may subsequently pay all, or a portion, of the distribution fees to financial intermediaries.

Shareholder Servicing Agent – MFS Service Center, Inc. (MFSC), a wholly-owned subsidiary of MFS, has contracted to provide transfer agent and recordkeeping functions in connection with the issuance, transfer, and redemption of each class of shares of the fund under a Shareholder Servicing Agent Agreement. During the year ended December 31, 2008, the fund did not pay MFSC a fee for this service.

Administrator – MFS provides certain financial, legal, shareholder communications, compliance, and other administrative services to the fund. Under an administrative services agreement, the fund partially reimburses MFS the costs incurred to provide these services. The fund is charged an annual fixed amount of $10,000 plus a fee based on average daily net assets.

The administrative services fee incurred for the year ended December 31, 2008 was equivalent to an annual effective rate of 0.0317% of the fund’s average daily net assets.

Trustees’ and Officers’ Compensation – The fund pays compensation to trustees in the form of a retainer, attendance fees, and additional compensation to the Board chairperson. The fund does not pay compensation directly to officers of the fund who are also officers of the investment adviser, all of whom receive remuneration for their services to the fund from MFS. Certain officers of the fund are officers or directors of MFS, MFD, and MFSC.

Other – This fund and certain other MFS funds (the funds) have entered into services agreements (the Agreements) which provide for payment of fees by the funds to Tarantino LLC and Griffin Compliance LLC in return for the provision of services of an Independent Chief Compliance Officer (ICCO) and Assistant ICCO, respectively, for the funds. The ICCO and Assistant ICCO are officers of the funds and the sole members of Tarantino LLC and Griffin Compliance LLC, respectively. The funds can terminate the Agreements with Tarantino LLC and Griffin Compliance LLC at any time under the terms of the Agreements. MFS has agreed to bear all expenses associated with office space, other administrative support, and supplies provided to the ICCO and Assistant ICCO. For the year ended December 31, 2008, the aggregate fees paid by the fund to Tarantino LLC and Griffin Compliance LLC were $16,122 and are included in miscellaneous expense on the Statement of Operations.

The fund may invest in a money market fund managed by MFS which seeks a high level of current income consistent with preservation of capital and liquidity. Income earned on this investment is included in dividends from underlying funds on the Statement of Operations. This money market fund does not pay a management fee to MFS.

22

Notes to Financial Statements – continued

(4)	Portfolio Securities

Purchases and sales of investments, other than purchased option transactions and short-term obligations, were as follows:

	Purchases	Sales
U.S. Government securities	$269,022,307	$454,588,346
Investments (non-U.S. Government securities)	$769,587,782	$811,963,156

(5)	Shares of Beneficial Interest

The fund’s Declaration of Trust permits the Trustees to issue an unlimited number of full and fractional shares of beneficial interest. Transactions in fund shares were as follows:

	Year ended 12/31/08		Year ended 12/31/07
	Shares	Amount	Shares	Amount
Shares sold
Initial Class	598,498	$9,249,450	413,104	$8,334,688
Service Class	2,358,542	40,099,814	5,705,441	112,652,944
	2,957,040	$49,349,264	6,118,545	$120,987,632
Shares issued to shareholders in reinvestment of distributions
Initial Class	5,025,963	$87,803,568	4,011,068	$79,699,926
Service Class	5,246,335	90,918,990	3,220,479	63,540,046
	10,272,298	$178,722,558	7,231,547	$143,239,972
Shares reacquired
Initial Class	(13,854,343)	$(227,889,998)	(12,933,693)	$(257,546,785)
Service Class	(7,348,557)	(119,462,157)	(2,937,252)	(57,991,748)
	(21,202,900)	$(347,352,155)	(15,870,945)	$(315,538,533)
Net change
Initial Class	(8,229,882)	$(130,836,980)	(8,509,521)	$(169,512,171)
Service Class	256,320	11,556,647	5,988,668	118,201,242
	(7,973,562)	$(119,280,333)	(2,520,853)	$(51,310,929)

(6)	Line of Credit

The fund and other funds managed by MFS participate in a $1 billion unsecured committed line of credit provided by a syndication of banks under a credit agreement. In addition, the fund and other funds managed by MFS have established uncommitted borrowing arrangements with certain banks. Borrowings may be made for temporary financing needs. Interest is charged to each fund, based on its borrowings, generally at a rate equal to the Federal Reserve funds rate plus 0.30%. In addition, a commitment fee, based on the average daily, unused portion of the committed line of credit, is allocated among the participating funds at the end of each calendar quarter. For the year ended December 31, 2008, the fund’s commitment fee and interest expense were $8,621 and $0, respectively, and are included in miscellaneous expense on the Statement of Operations.

(7)	Transactions in Underlying Funds – Affiliated Issuers

An affiliated issuer may be considered one in which the fund owns 5% or more of the outstanding voting securities, or a company which is under common control. For the purposes of this report, the fund assumes the following to be affiliated issuers:

Underlying Funds	Beginning Shares/Par Amount	Acquisitions Shares/Par Amount	Dispositions Shares/Par Amount	Ending Shares/Par Amount
MFS Institutional Money Market Portfolio	—	12,705,055	(6,122,657)	6,582,398

Underlying Funds	Realized Gain (Loss)	Capital Gain Distributions	Dividend Income	Ending Value
MFS Institutional Money Market Portfolio	$—	$—	$15,153	$6,582,398

23

REPORT OF INDEPENDENT REGISTERED PUBLIC ACCOUNTING FIRM

To the Board of Trustees of MFS Variable Insurance Trust II and the Shareholders of

MFS Total Return Portfolio:

We have audited the accompanying statement of assets and liabilities, including the portfolio of investments, of MFS Total Return Portfolio (the “Fund”) (one of the portfolios comprising MFS Variable Insurance Trust II) as of December 31, 2008, and the related statement of operations for the year then ended, the statements of changes in net assets for each of the two years in the period then ended, and the financial highlights for each of the five years in the period then ended. These financial statements and financial highlights are the responsibility of the Fund’s management. Our responsibility is to express an opinion on these financial statements and financial highlights based on our audits.

We conducted our audits in accordance with the standards of the Public Company Accounting Oversight Board (United States). Those standards require that we plan and perform the audit to obtain reasonable assurance about whether the financial statements and financial highlights are free of material misstatement. The Fund is not required to have, nor were we engaged to perform, an audit of its internal control over financial reporting. Our audits included consideration of internal control over financial reporting as a basis for designing audit procedures that are appropriate in the circumstances, but not for the purpose of expressing an opinion on the effectiveness of the Fund’s internal control over financial reporting. Accordingly, we express no such opinion. An audit also includes examining, on a test basis, evidence supporting the amounts and disclosures in the financial statements, assessing the accounting principles used and significant estimates made by management, as well as evaluating the overall financial statement presentation. Our procedures included confirmation of securities owned as of December 31, 2008, by correspondence with the custodian and brokers; where replies were not received from brokers, we performed other auditing procedures. We believe that our audits provide a reasonable basis for our opinion.

In our opinion, such financial statements and financial highlights present fairly, in all material respects, the financial position of MFS Total Return Portfolio as of December 31, 2008, the results of its operations for the year then ended, the changes in its net assets for each of the two years in the period then ended, and the financial highlights for each of the five years in the period then ended, in conformity with accounting principles generally accepted in the United States of America.

DELOITTE & TOUCHE LLP

Boston, Massachusetts

February 19, 2009

24

TRUSTEES AND OFFICERS – IDENTIFICATION AND BACKGROUND

The Trustees and officers of the Trust, as of February 1, 2009, are listed below, together with their principal occupations during the past five years. (Their titles may have varied during that period.) The address of each Trustee and officer is 500 Boylston Street, Boston, Massachusetts 02116.

Name, Date of Birth	Position(s) Held with Fund	Trustee/Officer Since (1)	Principal Occupations During the Past Five Years and Other Directorships (2)
INTERESTED TRUSTEE
David D. Horn (3) (born 6/07/41)	Trustee	April 1986	Private investor; Sun Life Assurance Company of Canada, Senior Vice President and General Manager for the United States (until 1997); Director (until March 2004)

INDEPENDENT TRUSTEES
J. Kermit Birchfield (born 1/08/40)	Chairman	May 1997	Consultant; Century Partners, Inc. (investments), Director; Displaytech, Inc. (technology), Director; Dessin Fournir LLC (furniture manufacturer), Director (2005 to present); Intermountain Gas Company, Inc. & Intermountain Industries, Inc. (oil & gas exploration and production), Director; Site Watch LLC (software to monitor oil tanks), Managing Director (2006 to present); Juridica Investments (fund investing in judicial matters), Director (2007 to present); HPSC, Inc. (medical financing), Director (until January 2004)

Robert C. Bishop (born 1/13/43)	Trustee	May 2001	AutoImmune, Inc. (pharmaceutical product development), Chairman, President and Chief Executive Officer; Caliper Life Sciences Corp. (laboratory analytical instruments), Director; Millipore Corporation (purification/filtration products), Director; Waterstreet Capital (leverage buyouts), Advisory Board (August 2006 to present); Optobionics Corporation (ophthalmic devices), Director (2002 to 2007)

Frederick H. Dulles (born 3/12/42)	Trustee	May 2001	Ten State International Law PLLC (law firm), Of Counsel (since 2006); Prudential Carolina Real Estate, (real estate), Broker (since 2006); Free Enterprise Foundation, Inc. (research institute), Director & Secretary (until 2008); Disher, Hamrick & Myers Residential, Inc. (real estate) Broker (2005 until 2006); Frederick H. Dulles law practice (until 2006); Ten State Street LLP (law firm), Member (until 2005)

Marcia A. Kean (born 6/30/48)	Trustee	April 2005	Feinstein Kean Healthcare (consulting), Chief Executive Officer

Ronald G. Steinhart (born 6/15/40)	Trustee	May 2001	Private investor; Penske Automotive Group (automotive retailer), Director; Animal Health International, Inc. (animal health products), Director (since 2007); Texas Industries (concrete/aggregates/cement), Director (since 2007); Penson Worldwide, Inc. (securities clearance), Director (since 2006); Carreker Corporation (technology consulting) Director (until 2005); Prentiss Properties Trust (real estate investment trust), Director (until 2006)

Haviland Wright (born 7/21/48)	Trustee	May 2001	Profitability of Hawaii (software), Chief Development Officer (since December 2008); Elixir Technologies Corporation (software) Director (since 2005); Nano Loa Inc. (liquid crystal displays), Director

TRUSTEE EMERITUS
Samuel Adams (born 10/19/25)	Trustee Emeritus		Retired; K&L Gates LLP (law firm), Of Counsel

OFFICERS
Maria F. Dwyer (4) (born 12/01/58)	President	November 2005	Massachusetts Financial Services Company, Executive Vice President and Chief Regulatory Officer (since March 2004) Chief Compliance Officer (since December 2006); Fidelity Management & Research Company, Vice President (prior to March 2004); Fidelity Group of Funds, President and Treasurer (until March 2004)

Christopher R. Bohane (4) (born 1/18/74)	Assistant Secretary and Assistant Clerk	July 2005	Massachusetts Financial Services Company, Vice President and Senior Counsel

John M. Corcoran (4) (born 4/13/65)	Treasurer	October 2008	Massachusetts Financial Services Company, Senior Vice President (since October 2008); State Street Bank and Trust (financial services provider), Senior Vice President, (until September 2008)

Ethan D. Corey (4) (born 11/21/63)	Assistant Secretary and Assistant Clerk	July 2005	Massachusetts Financial Services Company, Senior Vice President and Associate General Counsel (since 2004); Dechert LLP (law firm), Counsel (prior to December 2004)

David L. DiLorenzo (4) (born 8/10/68)	Assistant Treasurer	July 2005	Massachusetts Financial Services Company, Vice President (since June 2005); JP Morgan Investor Services, Vice President (until June 2005)

Timothy M. Fagan (4) (born 7/10/68)	Assistant Secretary and Assistant Clerk	September 2005	Massachusetts Financial Services Company, Vice President and Senior Counsel (since September 2005); John Hancock Advisers, LLC, Vice President, Senior Attorney and Chief Compliance Officer (until August 2005)

Mark D. Fischer (4) (born 10/27/70)	Assistant Treasurer	July 2005	Massachusetts Financial Services Company, Vice President (since May 2005); JP Morgan Investment Management Company, Vice President (until May 2005)

25

Trustees and Officers – continued

Name, Date of Birth	Position(s) Held with Fund	Trustee/Officer Since (1)	Principal Occupations During the Past Five Years and Other Directorships (2)
Robyn L. Griffin (born 7/04/75)	Assistant Independent Chief Compliance Officer	August 2008	Griffin Compliance LLC (provider of compliance services), Principal (since August 2008); State Street Corporation (financial services provider), Mutual Fund Administration Assistant Vice President (October 2006 – July 2008); Liberty Mutual Group (insurance), Personal Market Assistant Controller (April 2006 – October 2006); Deloitte & Touche LLP (professional services firm), Senior Manager (prior to April 2006)

Brian E. Langenfeld (4) (born 3/07/73)	Assistant Secretary and Assistant Clerk	May 2006	Massachusetts Financial Services Company, Vice President and Senior Counsel (since May 2006); John Hancock Advisers, LLC, Assistant Vice President and Counsel (until April 2006)

Ellen Moynihan (4) (born 11/13/57)	Assistant Treasurer	May 1997	Massachusetts Financial Services Company, Senior Vice President

Susan S. Newton (4) (born 3/07/50)	Assistant Secretary and Assistant Clerk	May 2005	Massachusetts Financial Services Company, Senior Vice President and Associate General Counsel (since April 2005); John Hancock Advisers, LLC, Senior Vice President, Secretary and Chief Legal Officer (until April 2005)

Susan A. Pereira (4) (born 11/05/70)	Assistant Secretary and Assistant Clerk	July 2005	Massachusetts Financial Services Company, Vice President and Senior Counsel (since June 2004); Bingham McCutchen LLP (law firm), Associate (until June 2004)

Mark N. Polebaum (4) (born 5/01/52)	Secretary and Clerk	February 2006	Massachusetts Financial Services Company, Executive Vice President, General Counsel and Secretary (since January 2006); Wilmer Cutler Pickering Hale and Dorr LLP (law firm), Partner (until January 2006)

Frank L. Tarantino (born 3/07/44)	Independent Chief Compliance Officer	September 2004	Tarantino LLC (provider of compliance services), Principal (since June 2004); CRA Business Strategies Group (consulting services), Executive Vice President (until June 2004)

Richard S. Weitzel (4) (born 7/16/70)	Assistant Secretary and Assistant Clerk	October 2007	Massachusetts Financial Services Company, Vice President and Assistant General Counsel (since 2004); Massachusetts Department of Business and Technology, General Counsel (until April 2004)

James O. Yost (4) (born 6/12/60)	Assistant Treasurer	April 1992	Massachusetts Financial Services Company, Senior Vice President

(1)	Date first appointed to serve as Trustee/Officer of an MFS fund or a Compass variable account. Each Trustee has served continuously since appointment.

(2)	Directorships or trusteeships of companies required to report to the Securities and Exchange Commission (i.e., “public companies”).

(3)	“Interested person” of the Trust, within the meaning of the Investment Company Act of 1940 (referred to as the 1940 Act), which is the principal federal law governing investment companies like the Trust, as a result of position with Sun Life of Canada (U.S.). The address of Sun Life of Canada (U.S.) is One Sun Life Executive Park, Wellesley Hills, Massachusetts 02481.

(4)	“Interested person” of MFS within the meaning of the 1940 Act. The address of MFS is 500 Boylston Street, Boston, Massachusetts 02116.

The Trust does not hold annual meetings for the purpose of electing Trustees, and Trustees are not elected for fixed terms. Each Trustee and officer holds office until his or her successor is chosen and qualified, or until his or her earlier death, resignation, retirement or removal.

All Trustees currently serve as Trustees of the Trust and have served in that capacity since originally elected or appointed. All of the Trustees are also Managers of the Compass Variable Accounts. The executive officers of the Trust hold similar offices for the Compass Variable Accounts and other funds in the MFS fund complex. As of January 1, 2009, each Trustee serves as a Trustee or Manager of 35 Accounts/Funds.

The Statement of Additional Information contains further information about the Trustees and is available without charge upon request by calling 1-800-752-7215.

Investment Adviser Massachusetts Financial Services Company 500 Boylston Street, Boston, MA 02116-3741	Custodian State Street Bank and Trust 1 Lincoln Street, Boston, MA 02111-2900
Distributor MFS Fund Distributors, Inc. 500 Boylston Street, Boston, MA 02116-3741	Independent Registered Public Accounting Firm Deloitte & Touche LLP 200 Berkeley Street, Boston, MA 02116
Portfolio Managers Nevin Chitkara William Douglas Steven Gorham Richard Hawkins Joshua Marston Michael Roberge Brooks Taylor

26

BOARD REVIEW OF INVESTMENT ADVISORY AGREEMENT

The Investment Company Act of 1940 requires that both the full Board of Trustees and a majority of the non-interested (“independent”) Trustees, voting separately, annually approve the continuation of the investment advisory agreement between MFS Variable Insurance Trust II (the “Trust”) and Massachusetts Financial Services Company (“MFS”) on behalf of the Fund. The Trustees consider matters bearing on the Fund and the advisory arrangements at their meetings throughout the year, including a review of performance data at each regular meeting. In addition, the independent Trustees met in May and again in July 2008 (“contract review meetings”) for the specific purpose of considering whether to approve the continuation of the investment advisory agreement for the Fund. The independent Trustees were assisted in their evaluation of the investment advisory agreement by independent legal counsel, from whom they received separate legal advice and with whom they met separately from MFS management during various contract review meetings. The independent Trustees were also assisted in this process by the Fund’s Independent Chief Compliance Officer, a full-time senior officer appointed by and reporting to the independent Trustees.

In connection with their deliberations, the Trustees, including the independent Trustees, considered such information and factors as they believed, in light of the legal advice furnished to them and their own business judgment, to be relevant. The investment advisory agreement was considered separately for the Fund, although the Trustees also took into account the common interests of all Funds in the Trust in their review. As described below, the Trustees considered the nature, quality, and extent of the various investment advisory, administrative, and shareholder services performed by MFS under the existing investment advisory agreement and other arrangements with the Trust.

In connection with their contract review meetings, the Trustees received and relied upon materials which included, among other items: (i) information provided by Lipper Inc. on the investment performance of the Fund for various time periods ended December 31, 2007, compared to the investment performance of a group of funds with substantially similar investment classifications/objectives (the “Lipper performance universe”), (ii) information provided by Lipper Inc. on the Fund’s advisory fees and other expenses compared to the advisory fees and other expenses of comparable funds identified by Lipper (the “Lipper expense group”), (iii) information provided by MFS on the advisory fees of comparable portfolios of its other clients, including institutional separate account and other clients, (iv) information as to whether expense waivers, reimbursements or fee “breakpoints” are observed for the Fund, (v) information regarding MFS’ financial results and financial condition, including MFS’ and certain of its affiliates’ estimated profitability from services performed for the Fund, (vi) MFS’ views regarding the outlook for the mutual fund industry and its strategic business plans, (vii) descriptions of various functions performed by MFS for the Trust, such as compliance monitoring and portfolio trading practices, and (viii) information regarding the overall organization of MFS, including information about MFS’ senior management and other personnel providing investment advisory, administrative and other services to the Fund. The comparative performance, fee and expense information prepared and provided by Lipper Inc. was not independently verified, and the independent Trustees did not independently verify any information provided to them by MFS.

The Trustees’ conclusion as to the continuation of the investment advisory agreement was based on comprehensive consideration of all information provided to the Trustees and not the result of any single factor. Some of the factors that figured particularly in the Trustees’ deliberations are described below for the Fund, while individual Trustees may have given different weight to various factors and evaluated the information presented as a whole differently than another Trustee. The Trustees recognized that the fee arrangements for the Fund reflect years of review and discussion between the independent Trustees and MFS, that certain aspects of such arrangements may receive greater scrutiny in some years than others, and that the Trustees’ conclusions may be based, in part, on their consideration of these same arrangements during the course of the year and in prior years.

Based on information provided by Lipper Inc., the Trustees compared the Fund’s total return investment performance to the performance of a peer group of funds over various time periods. The Trustees placed particular emphasis on the total return performance of the Fund’s Initial Class shares in comparison to the performance of funds in its Lipper performance universe over the one-, three- and five-year periods. The Trustees did not rely on performance results for more recent periods, including those shown elsewhere in this report.

The Trustees noted the performance of the Fund’s Initial Class shares was in the 4th quintile relative to the other funds in the Lipper Classification Index for the one-year period (the 1st quintile being the best performers and the 5th quintile being the worst performers). The total return performance of the Fund was in the 4th quintile for the three-year period and the 3rd quintile for the five-year period ended December 31, 2007, relative to the Lipper performance universe. Based on the nature and quality of services provided by MFS, the Board of Trustees concluded that the Fund’s performance was adequate.

In the course of their deliberations, the Trustees took into account information provided by MFS during contract review meetings, as well as during investment review meetings conducted with portfolio management personnel during the course of the year.

27

Board Review of Investment Advisory Agreement – continued

In assessing the reasonableness of the Fund’s advisory fee, the Trustees considered, among other information, the Fund’s advisory fee and the total expense ratio of the Fund’s Initial Class shares as a percentage of average daily net assets, compared to the advisory fee and total expense ratios of its peer group of funds based on information provided by Lipper Inc. The Trustees also considered the advisory fees charged by MFS to institutional accounts. In comparing these fees, the Trustees considered the generally broader scope of services provided by MFS to the Trust than those provided to institutional accounts. The Trustees also considered the higher demands placed on MFS’ investment personnel and trading infrastructure as a result of the daily cash in-flows and out-flows of the Fund, and the impact on MFS and related expenses due to the more extensive regulatory regime to which the Fund is subject, compared to institutional accounts.

In considering the fees, the Trustees noted from the Lipper data that the Fund’s effective advisory fee rate and total expense ratio were each above the median of such fees and expenses of funds in the Lipper expense group. In addition, the Trustees noted MFS currently observes an expense limitation for the Fund. The Trustees further concluded that the existing breakpoints were sufficient to allow the Fund to benefit from economies of scale as its assets grow. The Trustees concluded that the fees were reasonable in light of the nature and quality of services provided.

The Trustees also considered information prepared by MFS relating to its costs and profits with respect to the Fund and other investment companies and accounts advised by MFS, as well as MFS’ methodologies used to determine and allocate its costs to the Fund and other accounts and products for purposes of estimating profitability.

After reviewing these and other factors described below, the Trustees concluded that the advisory fees charged to the Fund represent reasonable compensation in light of the nature and quality of the services being provided by MFS.

In addition, the Trustees considered MFS’ resources and related efforts to continue to retain, attract and motivate capable personnel to serve the Fund. The Trustees also considered the financial resources of MFS and its parent, Sun Life Financial Inc. The Trustees further considered any advantages and possible disadvantages of having an adviser which also serves other investment companies as well as institutional accounts.

The Trustees also considered the nature, quality, cost, and extent of administrative, transfer agency, and distribution services provided to the Fund by MFS and its affiliates under agreements and plans other than the investment advisory agreement, including the 12b-1 fees the Fund pays to MFS Fund Distributors, Inc., an affiliate of MFS. The Trustees also considered the nature, extent and quality of certain other services MFS performs or arranges on the Fund’s behalf, which may include securities lending programs, directed expense payment programs, class action recovery programs, and MFS’ interaction with third-party service providers, principally custodians and sub-custodians. The Trustees concluded that the various non-advisory services provided by MFS and its affiliates on behalf of the Fund were satisfactory. The Trustees also considered the benefits to MFS from the use of the Fund’s portfolio brokerage commissions to pay for research and other similar services and various other factors. Additionally, the Trustees considered so-called “fall-out benefits” to MFS such as reputational value derived from serving as investment manager to the Trust, and determined that any such benefits derived by MFS were reasonable and fair.

Based on their evaluation of factors that they deemed to be material, including those factors described above, the Board of Trustees, including a majority of the independent Trustees, concluded that the investment advisory agreement should be continued for an additional one-year period, commencing September 1, 2008.

A discussion regarding the Board’s most recent review and renewal of the fund’s Investment Advisory Agreement with MFS is available by clicking on the fund’s name under “Variable Insurance Portfolios-VIT II” in the “Products and Performance” section of the MFS Web site (mfs.com).

28

PROXY VOTING POLICIES AND INFORMATION

A general description of the MFS funds’ proxy voting policies and procedures is available without charge, upon request, by calling 1-800-225-2606, by visiting the Proxy Voting section of mfs.com or by visiting the SEC’s Web site at http://www.sec.gov.

Information regarding how the fund voted proxies relating to portfolio securities during the most recent twelve-month period ended June 30 is available without charge by visiting the Proxy Voting section of mfs.com or by visiting the SEC’s Web site at http://www.sec.gov.

QUARTERLY PORTFOLIO DISCLOSURE

The fund will file a complete schedule of portfolio holdings with the Securities and Exchange Commission (the Commission) for the first and third quarters of each fiscal year on Form N-Q. The fund’s Form N-Q may be reviewed and copied at the:

Public Reference Room

Securities and Exchange Commission

100 F Street, NE, Room 1580

Washington, D.C. 20549

Information on the operation of the Public Reference Room may be obtained by calling the Commission at 1-800-SEC-0330. The fund’s Form N-Q is available on the EDGAR database on the Commission’s Internet Web site at http://www.sec.gov, and copies of this information may be obtained, upon payment of a duplicating fee, by electronic request at the following e-mail address: publicinfo@sec.gov or by writing the Public Reference Section at the above address.

FEDERAL TAX INFORMATION (unaudited)

The following information is provided pursuant to provisions of the Internal Revenue Code.

The fund designates $104,992,120 as capital gain dividends paid during the fiscal year.

For corporate shareholders, 27.00% of the ordinary income dividends paid during the fiscal year qualify for the corporate dividends received deduction.

29

MFS® PRIVACY NOTICE

Privacy is a concern for every investor today. At MFS Investment Management® and the MFS funds, we take this concern very seriously. We want you to understand our policies about the investment products and services that we offer, and how we protect the nonpublic personal information of investors who have a direct relationship with us and our wholly owned subsidiaries.

Throughout our business relationship, you provide us with personal information. We maintain information and records about you, your investments, and the services you use. Examples of the nonpublic personal information we maintain include

•	data from investment applications and other forms
•	share balances and transactional history with us, our affiliates, or others
•	facts from a consumer reporting agency

We do not disclose any nonpublic personal information about our customers or former customers to anyone, except as permitted by law. We may share nonpublic personal information with third parties or certain of our affiliates in connection with servicing your account or processing your transactions. We may share information with companies or financial institutions that perform marketing services on our behalf or with other financial institutions with which we have joint marketing arrangements, subject to any legal requirements.

Authorization to access your nonpublic personal information is limited to appropriate personnel who provide products, services, or information to you. We maintain physical, electronic, and procedural safeguards to help protect the personal information we collect about you.

If you have any questions about the MFS privacy policy, please call 1-800-225-2606 any business day between 8 a.m. and 8 p.m. Eastern time.

Note: If you own MFS products or receive MFS services in the name of a third party such as a bank or broker-dealer, their privacy policy may apply to you instead of ours.

30

ITEM 2.	CODE OF ETHICS.

The Registrant has adopted a Code of Ethics pursuant to Section 406 of the Sarbanes-Oxley Act and as defined in Form N-CSR that applies to the Registrant’s principal executive officer and principal financial and accounting officer. The Registrant has not amended any provision in its Code of Ethics (the “Code”) that relates to an element of the Code’s definitions enumerated in paragraph (b) of Item 2 of this Form N-CSR.

A copy of the Code of Ethics is filed as an exhibit to this Form N-CSR.

ITEM 3.	AUDIT COMMITTEE FINANCIAL EXPERT.

Messrs. J. Kermit Birchfield, Robert C. Bishop, Ronald G. Steinhart and Haviland Wright, members of the Audit Committee, have been determined by the Board of Trustees in their reasonable business judgment to meet the definition of “audit committee financial expert” as such term is defined in Form N-CSR. In addition, Messrs. J. Kermit Birchfield, Robert C. Bishop, Ronald G. Steinhart and Haviland Wright are “independent” members of the Audit Committee as defined in Form N-CSR.

ITEM 4.	PRINCIPAL ACCOUNTANT FEES AND SERVICES.

Items 4(a) through 4(d) and 4(g):

The Board of Trustees has appointed Deloitte & Touche LLP (“Deloitte”) to serve as independent accountants to each series of the Registrant (collectively, the “Funds”). The tables below set forth the audit fees billed to the Funds as well as fees for non-audit services provided to the Funds and/or to the Funds’ investment adviser, Massachusetts Financial Services Company (“MFS”) and to various entities either controlling, controlled by, or under common control with MFS that provide ongoing services to the Funds (“MFS Related Entities”).

For the fiscal years ended December 31, 2008 and 2007, audit fees billed to the Funds by Deloitte were as follows:

	Audit Fees
	2008	2007
Fees billed by Deloitte:
MFS Blended Research Core Equity Portfolio	37,781	34,762
MFS Blended Research Growth Portfolio+	37,703	12,600
MFS Blended Research Value Portfolio+	37,703	12,600
MFS Bond Portfolio	50,868	47,319
MFS Capital Appreciation Portfolio	36,171	34,762
MFS Core Equity Portfolio	39,785	36,612

MFS Emerging Growth Portfolio	36,854	35,422
MFS Emerging Markets Equity Portfolio	39,922	36,744
MFS Global Governments Portfolio	49,168	47,319
MFS Global Growth Portfolio	48,816	45,337
MFS Global Total Return Portfolio	48,816	45,337
MFS Government Securities Portfolio	43,343	40,049
MFS High Yield Portfolio	52,424	45,337
MFS International Growth Portfolio	39,922	36,744
MFS International Value Portfolio	40,607	37,406
MFS Massachusetts Investors Growth Stock Portfolio	38,085	36,612
MFS Mid Cap Growth Portfolio	36,171	34,762
MFS Mid Cap Value Portfolio	38,907	37,406
MFS Money Market Portfolio	21,804	20,881
MFS New Discovery Portfolio	36,171	34,762
MFS Research International Portfolio	37,871	34,762
MFS Research Portfolio	36,854	35,422
MFS Strategic Income Portfolio	37,836	34,762
MFS Strategic Value Portfolio	38,907	37,406
MFS Technology Portfolio	36,171	34,762
MFS Total Return Portfolio	50,868	47,319
MFS Utilities Portfolio	37,871	34,762
MFS Value Portfolio	37,871	34,761
Total	1,125,270	1,007,945

For the fiscal years ended December 31, 2008 and 2007, fees billed by Deloitte for audit-related, tax and other services provided to the Funds and for audit-related, tax and other services provided to MFS and MFS Related Entities were as follows:

	Audit-Related Fees[1]		Tax Fees[2]		All Other Fees[4]
	2008	2007	2008	2007	2008	2007
Fees billed by Deloitte:
To MFS Blended Research Core Equity Portfolio	0	0	4,124	3,985	2,815	1,138
To MFS Blended Research Growth Portfolio+	0	0	4,776	2,400	2,815	1,138
To MFS Blended Research Value Portfolio+	0	0	4,776	2,400	2,815	1,138
To MFS Bond Portfolio	0	0	4,124	3,985	4,080	1,138
To MFS Capital Appreciation Portfolio	0	0	4,124	3,985	1,115	1,138
To MFS Core Equity Portfolio	0	0	4,124	3,985	2,815	1,138

To MFS Emerging Growth Portfolio	0	0	4,124	3,985	1,115	1,138
To MFS Emerging Markets Equity Portfolio	0	0	4,124	3,985	2,815	1,138
To MFS Global Governments Portfolio	0	0	4,124	3,985	1,115	1,138
To MFS Global Growth Portfolio	0	0	4,124	3,985	2,815	1,138
To MFS Global Total Return Portfolio	0	0	4,124	3,985	2,815	1,138
To MFS Government Securities Portfolio	0	0	4,124	3,985	2,815	1,138
To MFS High Yield Portfolio	0	0	4,124	3,985	5,115	1,138
To MFS International Growth Portfolio	0	0	4,124	3,985	2,815	1,138
To MFS International Value Portfolio	0	0	4,124	3,985	2,815	1,138
To MFS Massachusetts Investors Growth Stock Portfolio	0	0	4,124	3,985	1,115	1,138
To MFS Mid Cap Growth Portfolio	0	0	4,124	3,985	1,115	1,138
To MFS Mid Cap Value Portfolio	0	0	4,124	3,985	1,115	1,138
To MFS Money Market Portfolio	0	0	4,124	3,985	1,115	1,138
To MFS New Discovery Portfolio	0	0	4,124	3,985	1,115	1,138
To MFS Research International Portfolio	0	0	4,124	3,985	2,815	1,138
To MFS Research Portfolio	0	0	4,124	3,985	1,115	1,138
To MFS Strategic Income Portfolio	0	0	4,124	3,985	2,380	1,138
To MFS Strategic Value Portfolio	0	0	4,124	3,985	1,115	1,138
To MFS Technology Portfolio	0	0	4,124	3,985	1,115	1,138
To MFS Total Return Portfolio	0	0	4,124	3,985	2,815	1,138
To MFS Utilities Portfolio	0	0	4,124	3,985	2,815	1,138
To MFS Value Portfolio	0	0	4,124	3,985	2,815	1,138
Total fees billed by Deloitte To above Funds:	0	0	116,776	108,410	63,250	34,140
To MFS and MFS Related Entities of MFS Blended Research Core Equity Portfolio*	1,256,504	1,189,135	0	0	223,140	366,217

To MFS and MFS Related Entities of MFS Blended Research Growth Portfolio*+	1,256,504	1,189,135	0	0	223,140	366,217
To MFS and MFS Related Entities of MFS Blended Research Value Portfolio*+	1,256,504	1,189,135	0	0	223,140	366,217
To MFS and MFS Related Entities of MFS Bond Portfolio*	1,256,504	1,189,135	0	0	223,140	366,217
To MFS and MFS Related Entities of MFS Capital Appreciation Portfolio*	1,256,504	1,189,135	0	0	223,140	366,217
To MFS and MFS Related Entities of MFS Core Equity Portfolio*	1,256,504	1,189,135	0	0	223,140	366,217
To MFS and MFS Related Entities of MFS Emerging Growth Portfolio*	1,256,504	1,189,135	0	0	223,140	366,217
To MFS and MFS Related Entities of MFS Emerging Markets Equity Portfolio*	1,256,504	1,189,135	0	0	223,140	366,217
To MFS and MFS Related Entities of MFS Global Governments Portfolio*	1,256,504	1,189,135	0	0	223,140	366,217
To MFS and MFS Related Entities of MFS Global Growth Portfolio*	1,256,504	1,189,135	0	0	223,140	366,217
To MFS Global Total Return Portfolio, MFS and MFS Related Entities#	1,256,504	1,189,135	0	0	223,140	366,217
To MFS and MFS Related Entities of MFS Government Securities Portfolio*	1,256,504	1,189,135	0	0	223,140	366,217
To MFS and MFS Related Entities of MFS High Yield Portfolio*	1,256,504	1,189,135	0	0	223,140	366,217
To MFS and MFS Related Entities of MFS International Growth Portfolio*	1,256,504	1,189,135	0	0	223,140	366,217
To MFS and MFS Related Entities of MFS International Value Portfolio*	1,256,504	1,189,135	0	0	223,140	366,217
To MFS and MFS Related Entities of MFS Massachusetts Investors Growth Stock Portfolio*	1,256,504	1,189,135	0	0	223,140	366,217
To MFS and MFS Related Entities of MFS Mid Cap Growth Portfolio*	1,256,504	1,189,135	0	0	223,140	366,217

To MFS and MFS Related Entities of MFS Mid Cap Value Portfolio*	1,256,504	1,189,135	0	0	223,140	366,217
To MFS and MFS Related Entities of MFS Money Market Portfolio*	1,256,504	1,189,135	0	0	223,140	366,217
To MFS and MFS Related Entities of MFS New Discovery Portfolio*	1,256,504	1,189,135	0	0	223,140	366,217
To MFS and MFS Related Entities of MFS Research International Portfolio*	1,256,504	1,189,135	0	0	223,140	366,217
To MFS and MFS Related Entities of MFS Research Portfolio*	1,256,504	1,189,135	0	0	223,140	366,217
To MFS and MFS Related Entities of MFS Strategic Income Portfolio*	1,256,504	1,189,135	0	0	223,140	366,217
To MFS and MFS Related Entities of MFS Strategic Value Portfolio*	1,256,504	1,189,135	0	0	223,140	366,217
To MFS and MFS Related Entities of MFS Technology Portfolio*	1,256,504	1,189,135	0	0	223,140	366,217
To MFS and MFS Related Entities of MFS Total Return Portfolio*	1,256,504	1,189,135	0	0	223,140	366,217
To MFS and MFS Related Entities of MFS Utilities Portfolio*	1,256,504	1,189,135	0	0	223,140	366,217
To MFS and MFS Related Entities of MFS Value Portfolio*	1,256,504	1,189,135	0	0	223,140	366,217

Aggregate fees for non-audit services:

	2008	2007
To MFS Blended Research Core Equity Portfolio, MFS and MFS Related Entities#	1,536,408	1,772,850
To MFS Blended Research Growth Portfolio, MFS and MFS Related Entities#	1,537,060	1,771,265
To MFS Blended Research Value Portfolio, MFS and MFS Related Entities#	1,537,060	1,771,265

To MFS Bond Portfolio, MFS and MFS Related Entities#	1,537,673	1,772,850
To MFS Capital Appreciation Portfolio, MFS and MFS Related Entities#	1,534,708	1,772,850
To MFS Core Equity Portfolio, MFS and MFS Related Entities#	1,536,408	1,772,850
To MFS Emerging Growth Portfolio, MFS and MFS Related Entities#	1,534,708	1,772,850
To MFS Emerging Markets Equity Portfolio, MFS and MFS Related Entities#	1,536,408	1,772,850
To MFS Global Governments Portfolio, MFS and MFS Related Entities#	1,534,708	1,772,850
To MFS Global Growth Portfolio MFS and MFS Related Entities#	1,536,408	1,772,850
To MFS Global Total Return Portfolio, MFS and MFS Related Entities#	1,536,408	1,772,850
To MFS Government Securities Portfolio, MFS and MFS Related Entities#	1,536,408	1,772,850
To MFS High Yield Portfolio, MFS and MFS Related Entities#	1,538,708	1,772,850
To MFS International Growth Portfolio, MFS and MFS Related Entities#	1,536,408	1,772,850
To MFS International Value Portfolio, MFS and MFS Related Entities#	1,536,408	1,772,850
To MFS Massachusetts Investors Growth Stock Portfolio, MFS and MFS Related Entities#	1,534,708	1,772,850
To MFS Mid Cap Growth Portfolio, MFS and MFS Related Entities#	1,534,708	1,772,850
To MFS Mid Cap Value Portfolio, MFS and MFS Related Entities#	1,534,708	1,772,850
To MFS Money Market Portfolio, MFS and MFS Related Entities#	1,534,708	1,772,850

To MFS New Discovery Portfolio, MFS and MFS Related Entities#	1,534,708	1,772,850
To MFS Research International Portfolio, MFS and MFS Related Entities#	1,536,408	1,772,850
To MFS Research Portfolio, MFS and MFS Related Entities#	1,534,708	1,772,850
To MFS Strategic Income Portfolio, MFS and MFS Related Entities#	1,535,973	1,772,850
To MFS Strategic Value Portfolio, MFS and MFS Related Entities#	1,534,708	1,772,850
To MFS Technology Portfolio, MFS and MFS Related Entities#	1,534,708	1,772,850
To MFS Total Return Portfolio, MFS and MFS Related Entities#	1,536,408	1,772,850
To MFS Utilities Portfolio, MFS and MFS Related Entities#	1,536,408	1,772,850
To MFS Value Portfolio, MFS and MFS Related Entities#	1,536,408	1,772,850

+	This Fund commenced investment operations on December 19, 2007.

*	This amount reflects the fees billed to MFS and MFS Related Entities for non-audit services relating directly to the operations and financial reporting of the Funds (portions of which services also related to the operations and financial reporting of other funds within the MFS Funds complex).

#	This amount reflects the aggregate fees billed by Deloitte for non-audit services rendered to the Funds and for non-audit services rendered to MFS and the MFS Related Entities.

[1]

The fees included under “Audit-Related Fees” are fees related to assurance and related services that are reasonably related to the performance of the audit or review of financial statements, but not reported under “Audit Fees,” including accounting consultations, agreed-upon procedure reports, attestation reports, comfort letters and internal control reviews.

[2]

The fees included under “Tax Fees” are fees associated with tax compliance, tax advice and tax planning, including services relating to the filing or amendment of federal, state or local income tax returns, regulated investment company qualification reviews and tax distribution and analysis.

[3]

The fees included under “All Other Fees” are fees for products and services provided by Deloitte other than those reported under “Audit Fees,” “Audit-Related Fees” and “Tax Fees”, including fees for services related to sales tax refunds, consultation on internal cost allocations, consultation on allocation of monies pursuant to an administrative proceeding regarding disclosure of brokerage allocation practices in connection with fund sales, and analysis of certain portfolio holdings verses investment styles.

Item 4(e)(1):

Set forth below are the policies and procedures established by the Audit Committee of the Board of Trustees relating to the pre-approval of audit and non-audit related services:

To the extent required by applicable law, pre-approval by the Audit Committee of the Board is needed for all audit and permissible non-audit services rendered to the Funds and all permissible non-audit services rendered to MFS or MFS Related Entities if the services relate directly to the operations and financial reporting of the Registrant. Pre-approval is currently on an engagement-by-engagement basis. In the event pre-approval of such services is necessary between regular meetings of the Audit Committee and it is not practical to wait to seek pre-approval at the next regular meeting of the Audit Committee, pre-approval of such services may be referred to the Chair of the Audit Committee for approval; provided that the Chair may not pre-approve any individual engagement for such services exceeding $50,000 or multiple engagements for such services in the aggregate exceeding $100,000 in each period between regular meetings of the Audit Committee. Any engagement pre-approved by the Chair between regular meetings of the Audit Committee shall be presented for ratification by the entire Audit Committee at its next regularly scheduled meeting.

Item 4(e)(2):

None, or 0%, of the services relating to the Audit-Related Fees, Tax Fees and All Other Fees paid by the Fund and MFS and MFS Related Entities relating directly to the operations and financial reporting of the Registrant disclosed above were approved by the audit committee pursuant to paragraphs (c)(7)(i)(C) of Rule 2-01 of Regulation S-X (which permits audit committee approval after the start of the engagement with respect to services other than audit, review or attest services, if certain conditions are satisfied).

Item 4(f): Not applicable.

Item 4(h): The Registrant’s Audit Committee has considered whether the provision by a Registrant’s independent registered public accounting firm of non-audit services to MFS and MFS Related Entities that were not pre-approved by the Committee (because such services did not relate directly to the operations and financial reporting of the Registrant) was compatible with maintaining the independence of the independent registered public accounting firm as the Registrant’s principal auditors.

ITEM 5.	AUDIT COMMITTEE OF LISTED REGISTRANTS.

Not applicable to the Registrant.

ITEM 6.	SCHEDULE OF INVESTMENTS

A schedule of investments of the Registrant is included as part of the report to shareholders of such series under Item 1 of this Form N-CSR.

ITEM 7.	DISCLOSURE OF PROXY VOTING POLICIES AND PROCEDURES FOR CLOSED-END MANAGEMENT INVESTMENT COMPANIES.

Not applicable to the Registrant.

ITEM 8.	PORTFOLIO MANAGERS OF CLOSED-END MANAGEMENT INVESTMENT COMPANIES.

Not applicable to the Registrant.

ITEM 9.	PURCHASES OF EQUITY SECURITIES BY CLOSED-END MANAGEMENT INVESTMENT COMPANY AND AFFILIATED PURCHASERS.

Not applicable to the Registrant.

ITEM 10.	SUBMISSION OF MATTERS TO A VOTE OF SECURITY HOLDERS.

There were no material changes to the procedures by which shareholders may send recommendations to the Board for nominees to the Registrant’s Board since the Registrant last provided disclosure as to such procedures in response to the requirements of Item 407 (c)(iv) of Regulation S-K or this Item.

ITEM 11.	CONTROLS AND PROCEDURES.

(a)	Based upon their evaluation of the effectiveness of the registrant’s disclosure controls and procedures (as defined in Rule 30a-3(c) under the Investment Company Act of 1940 (the “Act”)) as conducted within 90 days of the filing date of this report on Form N-CSR, the registrant’s principal financial officer and principal executive officer have concluded that those disclosure controls and procedures provide reasonable assurance that the material information required to be disclosed by the registrant on this report is recorded, processed, summarized and reported within the time periods specified in the Securities and Exchange Commission’s rules and forms.

(b)	There were no changes in the registrant’s internal controls over financial reporting (as defined in Rule 30a-3(d) under the Act) that occurred during the second fiscal quarter of the period covered by the report that have materially affected, or are reasonably likely to materially affect, the registrant’s internal control over financial reporting.

ITEM 12.	EXHIBITS.

(a)	File the exhibits listed below as part of this form. Letter or number the exhibits in the sequence indicated.

(1)	Any code of ethics, or amendment thereto, that is the subject of the disclosure required by Item 2, to the extent that the registrant intends to satisfy the Item 2 requirements through filing of an exhibit: Code of Ethics attached hereto.

(2)	A separate certification for each principal executive officer and principal financial officer of the registrant as required by Rule 30a-2 under the Act (17 CFR 270.30a-2): Attached hereto.

(b)	If the report is filed under Section 13(a) or 15(d) of the Exchange Act, provide the certifications required by Rule 30a-2(b) under the Act (17 CFR 270.30a-2(b)), Rule 13a-14(b) or Rule 15d-14(b) under the Exchange Act (17 CFR 240.13a-14(b) or 240.15d-14(b)) and Section 1350 of Chapter 63 of Title 18 of the United States Code (18 U.S.C. 1350) as an exhibit. A certification furnished pursuant to this paragraph will not be deemed “filed” for the purposes of Section 18 of the Exchange Act (15 U.S.C. 78r), or otherwise subject to the liability of that section. Such certification will not be deemed to be incorporated by reference into any filing under the Securities Act of 1933 or the Exchange Act, except to the extent that the registrant specifically incorporates it by reference: Attached hereto.

Notice

A copy of the Amended and Restated Declaration of Trust, as amended, of the Registrant is on file with the Secretary of State of The Commonwealth of Massachusetts and notice is hereby given that this instrument is executed on behalf of the Registrant by an officer of the Registrant as an officer and not individually and the obligations of or arising out of this instrument are not binding upon any of the Trustees or shareholders individually, but are binding only upon the assets and property of the respective constituent series of the Registrant.

SIGNATURES

Pursuant to the requirements of the Securities Exchange Act of 1934 and the Investment Company Act of 1940, the registrant has duly caused this report to be signed on its behalf by the undersigned, thereunto duly authorized.

(Registrant) MFS VARIABLE INSURANCE TRUST II

By (Signature and Title)*	MARIA F. DWYER
Maria F. Dwyer, President

Date: February 19, 2009

Pursuant to the requirements of the Securities Exchange Act of 1934 and the Investment Company Act of 1940, this report has been signed below by the following persons on behalf of the registrant and in the capacities and on the dates indicated.

By (Signature and Title)*	MARIA F. DWYER
Maria F. Dwyer, President (Principal Executive Officer)

Date: February 19, 2009

By (Signature and Title)*	JOHN M. CORCORAN
John M. Corcoran, Treasurer (Principal Financial Officer and Accounting Officer)

Date: February 19, 2009

*	Print name and title of each signing officer under his or her signature.